This preliminary prospectus supplement relates to an effective registration statement under the Securities Act of 1933, as amended, but the information in this preliminary prospectus supplement is not complete and may be changed. This preliminary prospectus supplement and the accompanying prospectus are not an offer to sell and are not soliciting an offer to buy these securities in any jurisdiction where the offer and sale is not permitted.

Filed Pursuant to Rule 497
Registration No. 333-212436

Subject to Completion
Preliminary Prospectus Supplement dated January 24, 2017

PRELIMINARY PROSPECTUS SUPPLEMENT
(to Prospectus dated August 26, 2016)

1,500,000 Shares

Newtek Business Services Corp.

Common Stock

Newtek Business Services Corp. is an internally managed, non-diversified, closed-end management investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). Along with its wholly owned subsidiary and controlled portfolio companies, Newtek provides a wide range of business services and financial products under the Newtek® brand to the small- and medium-sized business market. Newtek’s products and services include: Business Lending, including SBA 7(a) and 504 lending, Electronic Payment Processing, Managed Technology Solutions (Cloud Computing), eCommerce, Accounts Receivable and Inventory Financing, Insurance Solutions, Web and Ecommerce Solutions, Data Backup, Storage and Retrieval, and Payroll and Benefit Solutions.

As a BDC, our investment objective is to generate both current income and capital appreciation primarily through loans originated by our business finance platform and our equity investments in certain portfolio companies that we control.

We are offering for sale 1,500,000 shares of our common stock. We have granted the underwriters a 30-day option to purchase up to 225,000 additional shares of our common stock at the public offering price, less the underwriting discounts and commissions.

Our common stock is listed on the Nasdaq Global Market under the symbol “NEWT”. On January 23, 2017, the last reported sales price on the Nasdaq Global Market for our common stock was $15.88 per share.

An investment in our common stock is subject to risks and involves a heightened risk of total loss of investment. In addition, the companies in which we invest are subject to special risks. For example, we invest in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “high yield” or “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. See “Risk Factors” beginning on page 22 of the accompanying prospectus to read about factors you should consider, including the risk of leverage, before investing in our common stock.

In addition to the sections outlined in this form of prospectus supplement, each prospectus supplement actually used in connection with an offering conducted pursuant to the registration statement to which this form of prospectus supplement is attached will be updated to include such other information as may then be required to be disclosed therein pursuant to applicable law or regulation as in effect as of the date of each such prospectus supplement, including, without limitation, information particular to the terms of each security offered thereby and any related risk factors or tax considerations pertaining thereto. This form of prospectus supplement is intended only to provide a rough approximation of the nature and type of disclosure that may appear in any actual prospectus supplement used for the purposes of offering securities pursuant to the registration statement to which this form of prospectus supplement is attached, and is not intended to and does not contain all of the information that would appear is any such actual prospectus supplement, and should not be used or relied upon in connection with any offer or sale of securities.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities, or determined if this prospectus supplement or the accompanying prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus supplement and the accompanying prospectus contain important information about us that a prospective investor should know before investing in our common stock. Please read this prospectus supplement and the accompanying prospectus before investing and keep it for future reference. We file annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission (“SEC”). This information is available free of charge by contacting us by mail at 1981 Marcus Avenue, Suite 130, Lake Success, NY 11042, by telephone at (212) 356-9500 or on our website at http://www.NewtekOne.com. The SEC also maintains a website at http://www.sec.gov that contains such information. Information contained on our website or on the SEC’s website about us is not incorporated by reference into this prospectus supplement and the accompanying prospectus, and you should not consider that information contained on our website or on the SEC’s website to be part of this prospectus supplement and the accompanying prospectus.

	Per Share	Total
Public Offering Price	$	$
Sales Load (Underwriting Discounts and Commissions)	$	$
Proceeds to us (before expenses)(1)(2)	$	$

(1)	We will incur approximately $160,000 of estimated expenses, excluding the sales load, in connection with this offering. Our stockholders will bear such expenses, including the sales load.
(2)	To the extent that the underwriters sell more than 1,500,000 shares of our common stock, the underwriters have the option to purchase up to an additional 225,000 shares of our common stock at the public offering price, less the sales load, within 30 days of the date of this prospectus supplement. If the underwriters exercise this option in full, the total public offering price, sales load and proceeds to us will be $ , $ and $ , respectively.

The underwriters expect to deliver the shares on or about January   , 2017.

Joint Bookrunners

Keefe, Bruyette & Woods A Stifel Company	Raymond James	UBS Investment Bank

January   , 2017

PROSPECTUS SUPPLEMENT

PROSPECTUS

S-i

S-ii

ABOUT THIS PROSPECTUS SUPPLEMENT

You should rely only on the information contained in this prospectus supplement and the accompanying prospectus. Neither we nor the underwriters have authorized any other person to provide you with different information from that contained in this prospectus supplement or the accompanying prospectus. If anyone provides you with different or inconsistent information, you should not rely on it. This prospectus supplement and the accompanying prospectus do not constitute an offer to sell, or a solicitation of an offer to buy, any shares of our common stock by any person in any jurisdiction where it is unlawful for that person to make such an offer or solicitation or to any person in any jurisdiction to whom it is unlawful to make such an offer or solicitation. The information contained in this prospectus supplement and the accompanying prospectus is complete and accurate only as of their respective dates, regardless of the time of their delivery or sale of our common stock. Our business, financial condition, results of operations and prospects may have changed since those dates. This prospectus supplement may add, update or change information contained in the accompanying prospectus. This prospectus supplement supersedes the accompanying prospectus to the extent it contains information different from or additional to the information in that prospectus.

This document is in two parts. The first part is this prospectus supplement, which describes the terms of this offering of common stock and also adds to and updates information contained in the accompanying prospectus. The second part is the accompanying prospectus, which gives more general information and disclosure. To the extent the information contained in this prospectus supplement differs from the information contained in the accompanying prospectus, the information in this prospectus supplement shall control. Please carefully read this prospectus supplement and the accompanying prospectus together with any exhibits and the additional information described under “Available Information” and in the “Prospectus Supplement Summary” section (including the “— Summary Risk Factors” section) of this prospectus supplement and the “Risk Factors” section of the accompanying prospectus before you make an investment decision.

PROSPECTUS SUPPLEMENT SUMMARY

This summary highlights some of the information in this prospectus supplement and the accompanying prospectus. It is not complete and may not contain all of the information that you may want to consider before deciding to invest in the Notes. You should read carefully the more detailed information set forth under “Risk Factors” and the other information included in this prospectus supplement and the accompanying prospectus and the documents to which we have referred. Throughout this prospectus, we refer to Newtek Business Services Corp., its consolidated subsidiaries and its predecessor, Newtek Business Services, Inc., as the “Company,” “we,” “us,” “our,” and “Newtek.”

Our Business

We are an internally managed non-diversified closed-end management investment company that has elected to be regulated as a BDC under the 1940 Act. Additionally, we elected to be treated as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) for U.S. federal income tax purposes, beginning with our 2015 tax year. Our investment activities are managed by our executive officers and supervised by our board of directors (the “Board”).

Our investment objective is to generate both current income and capital appreciation primarily through loans originated by our business finance platform and our equity investments in certain portfolio companies that we control. We currently are the largest non-bank financial institution licensed by the U.S. Small Business Administration (“SBA”) under the federal Section 7(a) loan program (“SBA 7(a) Loans”) based on dollar lending volume. We generally structure our loans so that we can both sell the government guaranteed portions of loans and securitize the unguaranteed portions. This structure generally allows us to recover our capital and earn excess capital on each loan, typically within a year. We may in the future determine to retain the government guaranteed or unguaranteed portions of loans pending deployment of excess capital. Additionally, we and our controlled portfolio companies provide a wide range of business and financial products to small- and medium-sized business (“SMB”) accounts, including electronic payment processing, managed technology solutions (cloud computing), e-commerce, accounts receivable and inventory financing, The Secure Gateway, personal and commercial insurance services, web services, data backup, storage and retrieval and payroll and benefits solutions. We support the operations of our controlled portfolio companies by providing access to our proprietary and patented technology platform, including NewTracker®, our patented prospect management software.

We define SMBs as companies having revenues of $1 million to $100 million, and we estimate the SMB market to be over 27 million businesses in the U.S. While our primary investments include making loans and providing business services to the SMB market through our controlled portfolio companies, we also may make opportunistic investments in larger or smaller companies. We expect to generate returns through a combination of realized gains on the sale of the government guaranteed portions of SBA 7(a) loans, contractual interest payments on debt investments, dividends from our controlled portfolio companies, equity appreciation (through direct investment in our controlled portfolio companies), servicing income and other income. We can offer no assurance that we will achieve our investment objective.

Organizational Overview

On November 12, 2014, our predecessor, Newtek Business Services, Inc. (“Newtek NY”), merged with and into Newtek Business Services Corp. for the purpose of reincorporating the Company in the state of Maryland in anticipation of the election by the Company to be regulated as a BDC under the 1940 Act (the “BDC Conversion”). In addition, on October 22, 2014, we effectuated a 1 for 5 reverse stock split (the “Reverse Stock Split”) to attract institutional investors. As a result of the BDC Conversion, Newtek NY ceased to exist and the Company succeeded to Newtek NY’s operations as the sole surviving entity.

The Company is a Maryland corporation that is an internally managed, non-diversified closed-end management investment company that has elected to be regulated as a BDC under the 1940 Act. As a BDC, we are required to meet regulatory tests, including the requirement to invest at least 70% of our gross assets in “qualifying assets.” Qualifying assets generally include securities of private or thinly traded U.S. companies and cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. See “Regulation” in the accompanying prospectus. In addition, we have elected to be treated for U.S. federal income tax purposes, and intend to qualify annually thereafter, as a RIC under the Code. See “Material U.S. Federal Income Tax Considerations” in this prospectus.

Set forth below is a diagram of our current organizational structure:

(1)	Consolidated subsidiary that is part of the Company’s business finance platform, and operates as a nationally licensed SBA lender under the federal Section 7(a) program with preferred lender program status.
(2)	Consists of indirect and direct SBA 7(a) Loans to small businesses.
(3)	Wholly-owned portfolio company that is part of the Company’s business finance platform. Provides receivables financing, management services, and managerial assistance to SMBs.
(4)	Wholly-owned portfolio company that markets credit and debit card processing services, check approval services, processing equipment, and software.
(5)	Wholly-owned portfolio company that provides website hosting, dedicated server hosting, cloud hosting, web design and development, internet marketing, ecommerce, data storage and backup, and other related services.
(6)	Wholly-owned portfolio company that is part of the Company’s business finance platform. Provides third-party loan services for SBA and non-SBA loans.
(7)	Wholly-owned portfolio company that markets credit and debit card processing services, check approval services, processing equipment, and software.
(8)	Includes: (i) Newtek Insurance Agency, LLC, a wholly-owned portfolio company which is a retail and wholesale brokerage insurance agency specializing in the sale of commercial and health/benefits lines insurance products to the SMB market as well as various personal lines of insurance. It is licensed in all 50 states; (ii) Newtek Payroll and Benefits Solutions, a wholly-owned portfolio company which offers an array of industry standard and competitively priced payroll management, payment and tax reporting services to SMBs; (iii) banc-serv Partners, LLC, a wholly-owned portfolio company which provides lending institutions with outsourced solutions for the entire SBA lending process, including credit analysis, structuring and eligibility, packaging, closing compliance and servicing.

Business Finance Platform

Our portfolio consists of guaranteed and unguaranteed non-affiliate SBA loan investments that were made through our business finance platform, which includes Newtek Small Business Finance, LLC (“NSBF”), a nationally licensed SBA lender under the federal Section 7(a) loan program. SBA 7(a) loans are partially guaranteed by the SBA, an independent government agency that facilitates one of the nation’s largest sources of SMB financing. SBA guarantees typically range between 75% and 90% of the principal and interest due. NSBF has a dedicated Senior Lending Team that originates, sells and services SBA 7(a) loans to qualifying SMBs. NSBF sells the guaranteed portions of its SBA 7(a) loans, typically within two weeks of origination, and retains the unguaranteed portion until accumulating sufficient loans for a securitization. NSBF’s securitization process is as follows. After accumulating sufficient loans, the loans are transferred to a special purpose vehicle (a “Trust”), which in turn issues notes against the Trust’s assets in a private placement. The Trust’s primary source of income for repaying the securitization notes is the cash flows generated from the unguaranteed portion of SBA 7(a) loans now owned by the Trust; principal on the securitization notes will be paid by cash flow in excess of that needed to pay various fees related to the operation of the Trust and interest on the debt. Securitization notes have an expected maturity of about five years, and the Trust is dissolved when the securitization notes are paid in full.

NSBF has received preferred lender program (“PLP”) status, a designation whereby the SBA authorizes the most experienced SBA lenders to place SBA guarantees on loans without seeking prior SBA review and approval. PLP status allows NSBF to serve its clients in an expedited manner since it is not required to present applications to the SBA for concurrent review and approval.

NSBF maintains a diversified pool of loans by making smaller loans, approximately $1.0 million or less, that are dispersed both geographically and among industries, thereby limiting NSBF’s exposure to regional and industry-specific economic downturns. NSBF supports its lending activities with lines of credit for the unguaranteed and guaranteed portions of SBA 7(a) Loans. See Management’s Discussion and Analysis of Financial Condition and Results of Operations — Capital Resources — Capital One Facility.

NSBF evaluates the credit quality of its loan portfolio by employing a risk rating system that is similar to the Uniform Classification System, which is the asset classification system adopted by the Federal Financial Institution Examinations Council. NSBF’s risk rating system is granular with multiple risk ratings in both the Acceptable and Substandard categories. NSBF assigns ratings based on numerous factors, including credit risk scores, collateral type, loan to value ratios, industry, financial health of the business, payment history, other internal metrics/analysis, and qualitative assessments. NSBF refreshes risk ratings as appropriate based upon considerations such as market conditions, loan characteristics, and portfolio trends. Refer to “Business —  Ongoing Relationships with Portfolio Companies” for a description of our risk rating system.

The business finance platform also includes Newtek Business Credit Solutions (“NBC”), a wholly-owned portfolio company that provides financing services to businesses through receivables financing and, beginning in 2015, originates loans under the SBA 504 loan program. NBC provides billing and accounts receivable maintenance services to businesses, as well as inventory financing services to businesses via prime plus interest lending based on eligible inventory balances. NBC also offers managerial assistance to SMBs, including offering back office receivables services, such as billing and cash collections.

An additional wholly-owned portfolio company, Small Business Lending, LLC (“SBL”), engages in third party loan servicing for SBA and non-SBA loans. NSBF, along with SBL, manages a portfolio of approximately $1.2 billion of SBA 7(a) loans, which as of September 30, 2016 included approximately $280.2 million of SBA 7(a) loans that SBL services on behalf of third parties.

Controlled Portfolio Companies

In addition to our debt investments in portfolio companies, we also hold controlling equity interests, either directly or through our business finance platform, in certain portfolio companies that, as of September 30, 2016, represented approximately 37% of our total investment portfolio. Specifically, we hold a controlling equity interest in SBL, NBC, ADR Partners d/b/a banc-serv Partners, LLC (“BSP”), Universal Processing Services of Wisconsin, LLC d/b/a Newtek Merchant Solutions (“NMS” or “UPSW”), Premier Payments LLC d/b/a Newtek Payment Solutions (“Premier”), CrystalTech Web Hosting, Inc. d/b/a Newtek

Technology Solutions (“NTS”), PMTWorks Payroll, LLC d/b/a Newtek Payroll and Benefits Solutions (“NPS”) and Newtek Insurance Agency, LLC (“NIA”). We refer to these entities (among others), collectively, as our “controlled portfolio companies.” Our controlled portfolio companies provide us with an extensive network of business relationships that supplement our referral sources and that we believe will help us to maintain a robust pipeline of lending opportunities and expand our business finance platform. For example, NMS has entered into agreements with two chartered banks (“bank sponsorships”), which allow NMS to access the Visa® and MasterCard® networks in order to process bankcard transactions.

Neither the controlled portfolio companies nor their operating revenues are consolidated in our financial reporting. The revenues that our controlled portfolio companies generate, after deducting operational expenses, may be distributed to us. As a BDC, our Board will determine quarterly the fair value of our controlled portfolio companies in a similar manner as our other investments. In particular, our investments in our controlled portfolio companies are valued using a valuation methodology that incorporates both the market approach (guideline public company method) and the income approach (discounted cash flow analysis). In following these approaches, factors that we may take into account in determining the fair value of our investments include, as relevant: available current market data, including relevant and applicable market trading comparables, the portfolio company’s earnings and discounted cash flows, comparisons of financial ratios of peer companies that are public, and enterprise values, among other factors. In addition, the Company has engaged third party valuation firms to provide valuation consulting services for the valuation of certain of our controlled portfolio companies for which there is not a readily available market value. Specifically, the Board has directed the Company to engage independent valuation firms to assist in valuing certain portfolio investments without a readily available market quotation, at least once during a trailing twelve-month period under a valuation policy and a consistently applied valuation process. See “Critical Accounting and Estimates — Fair Value Measurement.”

Certified Capital Companies (Capcos)

Certified capital companies, or “Capcos,” are companies that Newtek created pursuant to state-sponsored programs, which are designed to encourage investment in small and new businesses and to create economic activity and jobs in designated geographic areas. See “Business — Organizational Overview — Certified Capital Companies (Capcos).”

Historically, our Capcos invested in SMBs and generated interest income, investment returns, non-cash income from tax credits, and non-cash expenses (i.e., interest, insurance, and cash management fees and expenses). We have de-emphasized our Capco business in favor of growing our controlled portfolio companies and do not anticipate creating any new Capcos. We continue to invest in and lend to SMBs through our existing Capcos and intend to meet the goals of the Capco programs.

As the Capcos reach 100% investment we will seek to de-certify them as Capcos and liquidate their remaining assets, which will reduce their operational costs (particularly compliance costs). Six of our original sixteen Capcos have reached this stage. See “Risk Factors — Risks Relating to Our Capco Business.”

Newtek Branding

We use an integrated multi-channel marketing approach featuring direct, indirect and outbound solicitation efforts. Our direct marketing efforts feature a line of products and services that were branded with our “go-to market” brand, The Small Business Authority®, and which was supported by a marketing campaign built around this brand, and our former web presence, www.thesba.com. We have rolled out our new “go to market” brand, Your Business Solutions Company®, which is being supported by a new marketing campaign and our new web domain, NewtekOne.comTM.

We market indirectly through referrals from our strategic alliance partners, which include banks, insurance companies, credit unions, and other affinity groups, using our patented NewTracker® referral system. The NewTracker® system provides for security and transparency between referring parties, and allows us and our alliance partners to review in real time the status of any referral as well as to provide real time compliance oversight by the respective alliance partner. We own the NewTracker® patent, as well as all trademarks and other patented intellectual property used by us or our controlled portfolio companies.

We obtain referrals from individual professionals in geographic markets that have signed up to provide referrals and earn commissions through our BizExec and TechExec Programs, which include traditional information technology professionals, CPAs, independent insurance agents and sales and/or marketing professionals. We also market our electronic payment processing services through independent sales agents, and web technology and eCommerce services through internet-based marketing and third-party resellers.

Senior Lending Team and Executive Committee

Each of the key members of our Senior Lending Team, which include Barry Sloane, Peter Downs, David Leone, Robert Hawes, Gary Golden and Gary Taylor (our “Senior Lending Team”), has over 25 years of experience in finance-related fields. We believe that each member brings a complementary component to a team well-rounded in finance, accounting, operations, strategy, business law and executive management.

Our executive officers include Barry Sloane, Peter Downs, Jennifer C. Eddelson, Michael A. Schwartz, John Raven and Nilesh Joshi (our “Executive Committee”), which manage the Company, under the supervision of our Board. While our portfolio companies are independently managed, our Executive Committee oversees our controlled portfolio companies and, to the extent that we may make additional equity investments in the future, the Executive Committee will also have primary responsibility for identifying, screening, reviewing and completing such investments. We do not expect to focus our resources on investing in additional stand-alone equity investments, but may elect to do so from time to time on an opportunistic basis, if such opportunities arise. Messrs. Sloane and Downs have been involved together in the structuring and management of equity investments for the past ten years.

Market Opportunity

We believe that the limited amount of capital and financial products available to SMBs, coupled with the desire of these companies for flexible and partnership-oriented sources of capital and other financial products, create an attractive investment environment for us to further expand our business finance platform and overall brand. We believe the following factors will continue to provide us with opportunities to grow and deliver attractive returns to stockholders.

The SMB market represents a large, underserved market.  We believe that the SMB market, which we estimate to be over 27 million mostly privately-held businesses, is relatively underserved by traditional capital providers such as commercial banks, finance companies, hedge funds and collateralized loan obligation funds. Further, we believe that such companies generally possess conservative capital structures with significantly less debt to equity, as compared to larger companies with more financing options. As the largest non-bank originator of SBA 7(a) loans by dollar volume and currently the seventh largest SBA 7(a) lender in the U.S., we believe we and our controlled portfolio companies are well positioned to provide financing to SMBs, and have the technology and infrastructure in place to do so it cost effectively, in all 50 states, and across many industries.

Recent credit market dislocation for SMBs has created an opportunity for attractive risk-weighted returns.  We believe the credit crisis that began in 2007, and the subsequent exit of traditional capital sources, such as commercial banks, finance companies, hedge funds and collateralized loan obligation funds, has resulted in an increase in opportunities for alternative funding sources such as our SMB lending platform. We believe that the reduced competition in our market and an increased opportunity for attractive risk-weighted returns positions us well for future growth. The remaining lenders and investors in the current environment are requiring lower amounts of senior and total leverage, increased equity commitments and more comprehensive covenant packages than was customary in the years leading up to the credit crisis.

Future refinancing activity is expected to create additional investment opportunities.  A high volume of financings completed between 2005 and 2008 will mature in the coming years. We believe this supply of opportunities coupled with limited financing providers focused on SMBs will continue to offer investment opportunities with attractive risk-weighted returns.

The increased capital requirements and other regulations placed on banks may reduce lending by traditional large financial institutions and community banks.  We believe that debt financing through traditional large financial institutions will continue to be constrained for several years as U.S. and international regulators continue to phase in financial reforms, such as Basel III, and U.S. regulators promulgate rules and regulations under the Dodd-Frank Wall Street Reform and the Consumer Protection Act. We believe that these regulations will increase capital requirements and have the effect of further limiting the capacity of traditional financial institutions to hold non-investment grade loans on their balance sheets. As a result, we believe that many of these financial institutions have de-emphasized their service and product offerings to SMBs, which we believe will make a higher volume of deal flow available to us.

Increased demand for comprehensive, business-critical SMB solutions.  Increased competition and rapid technological innovation are creating an increasingly competitive business environment that requires SMBs to fundamentally change the way they manage critical business processes. This environment is characterized by greater focus on increased quality, lower costs, faster turnaround and heightened regulatory scrutiny. To make necessary changes and adequately address these needs, we believe that companies are focusing on their core competencies and utilizing cost-effective outsourced solutions to improve productivity, lower costs and manage operations more efficiently. Our controlled portfolio companies provide critical business solutions such as business lending, receivables financing, including inventory financing and health care receivables, electronic payment processing, managed IT solutions (including eCommerce, webhosting and datacenters), personal and commercial insurance services and full-service payroll and benefit solutions. We believe that each of these market segments is underserved for SMBs and since we are able to provide comprehensive solutions under one platform, we are well positioned to continue to realize growth from these product offerings.

Competitive Advantages

We believe that we are well positioned to take advantage of investment opportunities in SMBs due to the following competitive advantages:

•	Internally Managed Structure and Significant Management Resources. We are internally managed by our executive officers under the supervision of our Board and do not depend on an external investment advisor. As a result, we do not pay investment advisory fees and all of our income is available to pay our operating costs, which include employing investment and portfolio management professionals, and to make distributions to our stockholders. We believe that our internally managed structure provides us with a lower cost operating expense structure, when compared to other publicly traded and privately-held investment firms which are externally managed, and allows us the opportunity to leverage our non-interest operating expenses as we grow our investment portfolio.
•	Business Model Enables Attractive Risk-Weighted Return on Investment in SBA Lending. Our SBA 7(a) loans are structured so as to permit rapid sale of the U.S. government guaranteed portions, often within weeks of origination, and the unguaranteed portions have been successfully securitized and sold, usually within a year of origination. The return of principal and premium may result in an advantageous risk-weighted return on our original investment in each loan. We may determine to retain the government guaranteed or unguaranteed portions of loans pending deployment of excess capital.
•	State of the Art Technology. Our patented NewTracker® software enables us to board a SMB customer, process the application or inquiry, assemble necessary documents, complete the transaction and create a daily reporting system. This system enables us to identify a transaction, then process the business transaction and generate internal reports used by management and external reports for strategic referral partners. It allows our referral partners to have digital access into our back office and follow on a real time, 24/7 basis the processing of their referred customers. This technology has been made applicable to all of the service and product offerings we make directly or through our controlled portfolio companies.

•	Established Direct Origination Platform with Extensive Deal Sourcing Infrastructure. We have established a direct origination pipeline for investment opportunities without the necessity for investment banks or brokers as well as broad marketing channels that allow for highly selective underwriting. Over the past twelve years, the combination of our brand, our portal, our patented NewTracker® technology, and our web presence as The Small Business Authority® has created an extensive deal sourcing infrastructure. We anticipate that our new web presence, Your Business Solutions Company®, supported by our new web domain, NewtekOne.comTM, will continue this trend. We pay fees for loan originations that are referred to us by our alliance partners and our investment team works directly with the borrower to assemble and underwrite loans. We rarely invest in pre-assembled loans that are sold by investment banks or brokers. As a result, we believe that our unique national origination platform allows us to originate attractive credits at a low cost. We anticipate that our principal source of investment opportunities will continue to be in the same types of SMBs to which we currently provide financing. Our Executive Committee and Senior Lending Team will also seek to leverage their extensive network of additional referral sources, including alliance partners, law firms, accounting firms, financial, operational and strategic consultants and financial institutions, with whom we have completed investments. We believe our current infrastructure and expansive relationships should continue to enable us to review a significant amount of high quality, direct (or non-brokered) investment opportunities.
•	Experienced Senior Lending Team with Proven Track Record. We believe that, under the direction of our Senior Lending Team, NSBF has become one of the leading capital providers to SMBs. Since we acquired NSBF in 2003, through September 30, 2016, NSBF has invested in excess of $1.7 billion in 1,999 transactions. Our Senior Lending Team has expertise in managing the SBA process and has managed a diverse portfolio of investments with a broad geographic and industry mix. While our primary focus is to expand the debt financing activities of NSBF in SBA 7(a) loans, we expect SBA 504 loans to be a growth opportunity, although there can be no assurances that such growth will occur.
•	Flexible, Customized Financing Solutions for Seasoned, Smaller Businesses. While our primary focus as a BDC is to expand NSBF’s lending by providing SBA 7(a) loans to SMBs, we also seek to offer SMBs a variety of attractive financing structures, as well as cost effective and efficient business services, to meet their capital needs through our subsidiaries and controlled portfolio companies. In particular, CDS offers larger loans, between $5.0 to $10.0 million, than available with the SBA guarantee, but with a higher interest rate to compensate for the increased risk. Unlike many of our competitors, we believe we have the platform to provide a complete package of business services and financing options for SMBs, which allows for cross-selling opportunities and improved client retention. We expect that a large portion of our capital will be loaned to companies that need growth capital, acquisition financing or funding to recapitalize or refinance existing debt facilities. Our lending will continue to focus on making loans to SMBs that:
º	have 3 to 10 years of operational history;
º	significant experience in management;
º	credit worthy owners who provide a personal guarantee for our investment;
º	show a strong balance sheet including primarily real estate to collateralize our investments; and
º	show sufficient cash flow to be able to service the payments on our investments comfortably.

We generally seek to avoid investing in high-risk, early-stage enterprises that are only beginning to develop their market share or build their management and operational infrastructure with limited collateral. We also believe our SBA license, combined with our PLP designation, provides us with a distinct competitive advantage over other SMB lenders that have not overcome these significant barriers-to-entry in our primary loan market.

•	Disciplined Underwriting Policies and Rigorous Portfolio Management. We pursue rigorous due diligence of all prospective investments originated through our platform. Our Senior Lending Team has developed an extensive underwriting due diligence process, which includes a review of the operational, financial, legal and industry performance and outlook for the prospective investment, including quantitative and qualitative stress tests, review of industry data and consultation with outside experts regarding the creditworthiness of the borrower. These processes continue during the portfolio monitoring process, when we will conduct field examinations, review compliance certificates and covenants and regularly assess the financial and business conditions and prospects of portfolio companies. Our controlled portfolio company SBL is a Standard & Poor’s rated servicer for commercial loans, offers servicing capabilities with a compact timeline for loan resolutions and dispositions and has attracted various third-party portfolios.

Summary Risk Factors

The value of our assets, as well as the market price of our shares, will fluctuate. Our investments may be risky, and you may lose all or part of your investment in us. Investing in Newtek involves other risks, including the following:

Risk Related to Our Business and Structure

•	Throughout our 18 year history we have never operated as a BDC until we converted on November 12, 2014.
•	Our investment portfolio is recorded at fair value, with our Board having final responsibility for overseeing, reviewing and approving, in good faith, its estimate of fair value and, as a result, there is uncertainty as to the value of our portfolio investments.
•	Our financial condition and results of operations will depend on our ability to manage and deploy capital effectively.
•	We are dependent upon our Senior Lending Team and our Executive Committee for our future success, and if we are unable to hire and retain qualified personnel or if we lose any member of our Senior Lending Team or our Executive Committee our ability to achieve our investment objective could be significantly harmed.
•	We operate in a highly competitive market for investment opportunities, which could reduce returns and result in losses.
•	If we are unable to source investments effectively, we may be unable to achieve our investment objective.
•	Our business model depends to a significant extent upon strong referral relationships, and our inability to maintain or further develop these relationships, as well as the failure of these relationships to generate investment opportunities, could adversely affect our business.
•	Any failure on our part to maintain our status as a BDC would reduce our operating flexibility.
•	Regulations governing our operation as a BDC affect our ability to raise additional capital and the way in which we do so. As a BDC, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage.
•	Because we intend to distribute substantially all of our income to our stockholders to maintain our tax treatment as a RIC, we will continue to need additional capital to finance our growth, and regulations governing our operation as a BDC will affect our ability to, and the way in which we, raise additional capital and make distributions.
•	Because we borrow money, the potential for loss on amounts invested in us is magnified and may increase the risk of investing in us.
•	To the extent we borrow money to finance our investments, changes in interest rates will affect our cost of capital and net investment income.
•	We may experience fluctuations in our quarterly and annual results.

•	Our Board may change our investment objective, operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse.
•	We will be subject to corporate-level income tax if we are unable to qualify as a RIC or are unable to make the distributions required to maintain RIC tax treatment.
•	We may not be able to pay distributions to our stockholders, our distributions may not grow over time and a portion of our distributions may be a return of capital.
•	We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.
•	We may in the future choose to pay dividends in our own stock, in which case investors may be required to pay tax in excess of the cash they receive.
•	Internal control deficiencies could impact the accuracy of our financial results or prevent the detection of fraud. As a result, stockholders could lose confidence in our financial and other public reporting, which would harm our business and the trading price of our common stock.
•	Changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy.
•	We have specific risks associated with SBA loans.
•	Curtailment of the government-guaranteed loan programs could adversely affect our results of operations.
•	Curtailment of our ability to utilize the SBA 7(a) Loan Program by the Federal government could adversely affect our results of operations.
•	Our loans under the Section 7(a) Loan Program involve a high risk of default and such default could adversely impact our results of operations.
•	The loans we make under the Section 7(a) Loan Program face competition.
•	NSBF, our wholly-owned subsidiary, is subject to regulation by the SBA.
•	There can be no assurance that NSBF will be able to maintain its status as a PLP or that NSBF can maintain its SBA 7(a) license.
•	If NSBF fails to comply with SBA regulations in connection with the origination, servicing, or liquidation of an SBA 7(a) loan, liability on the SBA guaranty, in whole or part, could be transferred to NSBF.
•	Our business is subject to increasingly complex corporate governance, public disclosure and accounting requirements that are costly and could adversely affect our business and financial results.
•	If we cannot obtain additional capital because of either regulatory or market price constraints, we could be forced to curtail or cease our new lending and investment activities, our net asset value could decrease and our level of distributions and liquidity could be affected adversely.
•	Capital markets may experience periods of disruption and instability and we cannot predict when these conditions will occur. Such market conditions could materially and adversely affect debt and equity capital markets in the United States and abroad, which could have a negative impact on our business, financial condition and results of operations.
•	We are highly dependent on information systems and systems failures could significantly disrupt our business, which may, in turn, negatively affect the market price of our securities and our ability to make distributions to our stockholders.
•	Terrorist attacks, acts of war or natural disasters may affect any market for our securities, impact the businesses in which we invest and harm our business, operating results and financial condition.
•	We face cyber-security risks.

•	We could be adversely affected by information security breaches or cyber-security attacks.
•	The failure of our cyber-security systems, as well as the occurrence of events unanticipated in our disaster recovery systems and management continuity planning, could impair our ability to conduct business effectively.

Risks Related to Our Investments Generally

•	Our investments are very risky and highly speculative.
•	An investment strategy focused primarily on smaller privately held companies involves a high degree of risk and presents certain challenges, including the lack of available information about these companies, a dependence on the talents and efforts of only a few key portfolio company personnel and a greater vulnerability to economic downturns.
•	Our investments in leveraged portfolio companies may be risky, and you could lose all or part of your investment.
•	Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.
•	Second priority liens on collateral securing loans that we make to our portfolio companies may be subject to control by senior creditors with first priority liens. If there is a default, the value of the collateral may not be sufficient to repay in full both the first priority creditors and us.
•	If we make subordinated investments, the obligors or the portfolio companies may not generate sufficient cash flow to service their debt obligations to us.
•	The disposition of our investments may result in contingent liabilities.
•	There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.
•	Economic recessions could impair our portfolio companies and harm our operating results.
•	The lack of liquidity in our investments may adversely affect our business.
•	Our failure to make follow-on investments in our portfolio companies could impair the value of our portfolio.
•	Our portfolio may lack diversification among portfolio companies which may subject us to a risk of significant loss if one or more of these companies defaults on its obligations under any of its debt instruments.
•	We are a non-diversified investment company within the meaning of the 1940 Act, and therefore we may invest a significant portion of our assets in a relatively small number of issuers, which subjects us to a risk of significant loss if any of these issuers defaults on its obligations under any of its debt instruments or as a result of a downturn in the particular industry.
•	Our portfolio may be concentrated in a limited number of industries, which may subject us to a risk of significant loss if there is a downturn in a particular industry in which a number of our investments are concentrated.
•	Because we may not hold controlling equity interests in certain of our portfolio companies, we may not be in a position to exercise control over our portfolio companies or to prevent decisions by management of our portfolio companies that could decrease the value of our investments.
•	Defaults by our portfolio companies will harm our operating results.
•	If we and our portfolio companies are unable to protect our intellectual property rights, our business and prospects could be harmed, and if we and our portfolio companies are required to devote significant resources to protecting their intellectual property rights, the value of our investment could be reduced.

•	Prepayments of our debt investments by our portfolio companies could adversely impact our results of operations and reduce our return on equity.
•	We may not realize gains from our equity investments.
•	We may expose ourselves to risks if we engage in hedging transactions.
•	An increase in non-performing assets would reduce our income and increase our expenses.
•	If the assets securing the loans that we make decrease in value, then we may lack sufficient collateral to cover losses.
•	We could be adversely affected by weakness in the residential housing and commercial real estate markets.

Risks Relating to Our Controlled Portfolio Companies — Newtek Merchant Solutions (NMS)

•	We could be adversely affected if either of NMS’ two bank sponsorships is terminated.
•	If NMS or its processors or bank sponsors fail to adhere to the standards of the Visa® and MasterCard® bankcard associations, its registrations with these associations could be terminated and it could be required to stop providing payment processing services for Visa® and MasterCard®.
•	On occasion, NMS experiences increases in interchange and sponsorship fees. If it cannot pass along these increases to its merchants, its profit margins will be reduced.
•	Unauthorized disclosure of merchant or cardholder data, whether through breach of our computer systems or otherwise, could expose us to liability and business losses.
•	NMS is liable if its processing merchants refuse or cannot reimburse charge-backs resolved in favor of their customers.
•	NMS has potential liability for customer or merchant fraud.
•	NMS payment processing systems may fail due to factors beyond its control, which could interrupt its business or cause it to lose business and likely increase costs.
•	The electronic payment processing business is undergoing very rapid technological changes which may make it difficult or impossible for NMS or Premier Payments to compete effectively.
•	NMS and others in the payment processing industry have come under increasing pressures from various regulatory agencies seeking to use the leverage of the payment processing business to limit or modify the practices of merchants which could lead to increased costs and liabilities.
•	Increased regulatory focus on the payments industry may result in costly new compliance burdens on NMS’ clients and on NMS itself, leading to increased costs and decreased payments volume and revenues.

Risks Related to Our Controlled Portfolio Companies — Newtek Technology Solutions (NTS)

•	NTS operates in a highly competitive industry in which technological change can be rapid.
•	NTS’ technology solutions business depends on the efficient and uninterrupted operation of its computer and communications hardware systems and infrastructure.
•	NTS’ inability to maintain the integrity of its infrastructure and the privacy of confidential information would materially affect its business.
•	NTS could be adversely affected by information security breaches or cyber-security attacks.
•	NTS’ business depends on Microsoft Corporation and others for the licenses to use software as well as other intellectual property in the managed technology solutions business.

•	NTS’ managed technology business is built on technological platforms relying on the Microsoft Windows® products and other intellectual property that NTS currently licenses. As a result, if NTS is unable to continue to have the benefit of those licensing arrangements or if the products upon which its platform is built become obsolete, its business could be materially and adversely affected.

Risks Related to Our Controlled Portfolio Companies — Newtek Insurance Agency (NIA)

•	NIA depends on third parties, particularly property and casualty insurance companies, to supply the products marketed by its agents.
•	If NIA fails to comply with government regulations, its insurance agency business would be adversely affected.
•	NIA does not have any control over the commissions it earns on the sale of insurance products which are based on premiums and commission rates set by insurers and the conditions prevalent in the insurance market.

Risks Related to Our Controlled Portfolio Companies — Newtek Payroll and Benefits Solutions (NPS)

•	Unauthorized disclosure of customer employee data, whether through a cyber-security breach of our computer systems or otherwise, could expose NPS to liability and business losses.
•	NPS is subject to risks surrounding Automated Clearing House (“ACH”) payments.
•	NPS’ systems may be subject to disruptions that could adversely affect its business and reputation.
•	If NPS fails to adapt its technology to meet client needs and preferences, the demand for its services may diminish.
•	NPS could incur unreimbursed costs or damages due to delays in processing inherent in the banking system.
•	NPS could incur unreimbursed costs or damages due to delays in processing customer payrolls or payroll taxes.

Risks Related to Our Controlled Portfolio Companies — Newtek Business Credit Solutions (NBC)

•	An unexpected level of defaults in NBC’s accounts receivables portfolio would reduce its income and increase its expenses.
•	NBC’s reserve for credit losses may not be sufficient to cover unexpected losses.
•	NBC depends on outside financing to support its receivables financing business.

Legal Proceedings — Portfolio Companies

•	Our portfolio companies may, from time to time, be involved in various legal matters, including the currently pending case — Federal Trade Commission v. WV Universal Management, LLC et al., which may have an adverse effect on their operations and/or financial condition.

Risks Relating to Our CAPCO Business

•	The Capco programs and the tax credits they provide are created by state legislation and implemented through regulation, and such laws and rules are subject to possible action to repeal or retroactively revise the programs for political, economic or other reasons. Such an attempted repeal or revision would create substantial difficulty for the Capco programs and could, if ultimately successful, cause us material financial harm.

•	Because our Capcos are subject to requirements under state law, a failure of any of them to meet these requirements could subject the Capco and our stockholders to the loss of one or more Capcos.
•	We know of no other publicly-held company that sponsors and operates Capcos as a part of its business. As such, there are, to our knowledge, no other companies against which investors may compare our Capco business and its operations, results of operations and financial and accounting structures.

Risks Relating to Our Securities

•	As of January 23, 2017, two of our stockholders, one a current and one a former executive officer, each beneficially own approximately 7% of our common stock, and are able to exercise significant influence over the outcome of most stockholder actions.
•	Our common stock price may be volatile and may decrease substantially.
•	Future issuances of our common stock or other securities, including preferred shares, may dilute the per share book value of our common stock or have other adverse consequences to our common stockholders.
•	Our stockholders may experience dilution upon the repurchase of common shares.
•	The authorization and issuance of “blank check” preferred shares could have an anti-takeover effect detrimental to the interests of our stockholders.
•	Our business and operation could be negatively affected if we become subject to any securities litigation or stockholder activism, which could cause us to incur significant expense, hinder execution of investment strategy and impact our stock price.
•	Provisions of the Maryland General Corporation Law and of our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.
•	Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.
•	If we issue preferred stock, the net asset value and market value of our common stock will likely become more volatile.
•	Stockholders may incur dilution if we sell shares of our common stock in one or more offerings at prices below the then current net asset value per share of our common stock or issue securities to subscribe to, convert to or purchase shares of our common stock.

Risk Related to Our Publicly-Traded Debt

•	The 7.5% notes due 2022 (the “2022 Notes”) and the 7.00% notes due 2021 (the “2021 Notes,” and together with the 2022 Notes, the “Notes”) are unsecured and therefore are effectively subordinated to any secured indebtedness we have outstanding or may incur in the future.
•	The Notes are structurally subordinated to the indebtedness and other liabilities of our subsidiaries.
•	The indenture under which the Notes were issued contains limited protection for holders of the Notes.
•	If we default on our obligations to pay other indebtedness that we may incur in the future, we may not be able to make payments on the Notes.
•	We may choose to redeem the Notes when prevailing interest rates are relatively low.
•	The trading market or market value of our publicly traded debt securities may fluctuate.
•	Pending legislation may allow us to incur additional leverage.

See “Risk Factors” beginning on page 22 of the accompanying prospectus, and the other information included in this prospectus supplement, for additional discussion of factors you should carefully consider before deciding to invest in our securities.

Recent Developments

Securitization

On November 15, 2016, the Company closed its seventh and largest securitization of the unguaranteed portions of SBA 7(a) loans held on our balance sheet. The securitization resulted in the issuance and sale of $43,632,000 of Class A Notes and $9,812,000 Class B Notes, rated “A” and “BBB+”, respectively, by Standard and Poor’s Financial Services LLC.

December 31, 2016 Update

For the quarter ended December 31, 2016, the Company funded $91.4 million of SBA 7(a) loans, an increase of 22.4% over the same period one year ago.

For the year ended December 31, 2016, the Company funded $309.1 million in SBA 7(a) loans, an increase of 27.5% over the same period one year ago.

The Company’s portfolio company, Newtek Business Credit Solutions, closed $7.3 million in SBA 504 loans for the quarter ended December 31, 2016.

The Company received $2.8 billion of loan referrals during the fourth quarter of 2016 as compared to $1.4 billion for the fourth quarter of 2015, through its patented NewTracker® referral system.

The Company had $8.6 billion in loan referrals for the year ended December 31, 2016, an increase of 67.7% over the same period one year ago.

As of January 1, 2017, the Company had $71 million of SBA 7(a) loans in the pipeline approved pending closing, as compared to $27.8 million as of January 1, 2016, a 155.4% increase over the same period a year ago.

The Company paid a quarterly dividend of $0.40 per share on December 30, 2016 to shareholders of record as of December 15, 2016. For 2016, the Company paid $1.53 per share in dividends to shareholders. The Company has elected to be treated as a RIC under Subchapter M of the Code for U.S. federal income tax purposes, and intends to continue to qualify annually as a RIC. In order to avoid certain excise taxes imposed on RICs, the Company intends to distribute to its shareholders approximately 90% to 98% of the Company’s 2016 taxable income. The determination of the tax attributes of the Company’s distributions is made annually as of the end of the year based on its taxable income for the full year and distributions paid for the full year.

The Company expects to release its audited financial statements and file its Form 10-K for the year ended December 31, 2016 on or about March 16, 2017. The preliminary year end information provided above is subject to the completion of the Company’s financial closing procedures, the Company’s audited financial statements and Form 10-K. The Company advises that its actual results may differ materially from these estimates as a result of the completion of the Company’s financial closing procedures, final adjustments and other developments arising between now and the time that the Company’s financial results for the year ended December 31, 2016 are finalized.

Repurchase Program

On November 21, 2016, the Company announced that its Board approved a repurchase program under which the Company may repurchase up to 200,000 shares of the Company's common stock through open market purchases, including block purchases, in such a manner as will comply with the provisions of the 1940 Act and the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Unless extended or terminated by its board of directors, the Company expects the termination date for the repurchase plan will be on May 21, 2017.

In addition, on November 21, 2016, the Company announced that its Board approved a repurchase program under which the Company may repurchase up to 10%, or $832,400 in aggregate principal amount, of its 7.5% notes due 2022 and up to 10%, or $4,025,000 in aggregate principal amount, of its 7.0% notes due 2021 through open market purchases, including block purchases, in such manner as will comply with the provisions of the 1940 Act and the Exchange Act. Unless extended or terminated by its board of directors, the Company expects the termination date for the repurchase plan will be on May 21, 2017.

Legal Matters

The Company’s controlled portfolio companies are currently involved in various litigation matters, including as follows:

During the quarter ended June 30, 2013, the Federal Trade Commission (the “FTC”) amended an existing complaint in the matter Federal Trade Commission v. WV Universal Management, LLC et al., in the United States District Court for the Middle District of Florida (the “Court”), to add UPSW as an additional defendant on one count of providing substantial assistance in violation of the Telemarketing Sales Rule. On November 18, 2014, the Court issued an Order granting the FTC’s motion for summary judgment against UPSW on the single count. Subsequently, the FTC filed motions for a permanent injunction and equitable monetary relief against UPSW and the other remaining defendants. Prior to the Court hearing on the motions, UPSW and the FTC reached a settlement on the FTC’s motion for a permanent injunction. On May 19, 2015, the Court entered an equitable monetary judgment against UPSW for approximately $1,735,000, which has been deposited with the Court pending the outcome of UPSW’ s appeal of the judgment. The $1,735,000 was fully expensed in 2014 by UPSW. On June 14, 2016, the United States Court of Appeals for the Eleventh Circuit set aside the Court’s judgment awarding joint and several liability for equitable monetary relief in the amount of approximately $1,735,000 against UPSW, and remanded the case to the Court for findings of fact and conclusions of law as to whether and why UPSW should be jointly and severally liable for restitution, and in what amount, if any. On October 18, 2016, the Court ordered that the $1.735 million payment be returned to UPSW. On October 26, 2016, the Court entered an equitable monetary judgment against UPSW for approximately $1,735,000. UPSW has filed a notice of appeal of the judgment.

UPSW instituted an action against a former independent sales agent in Wisconsin state court for, among other things, breach of contract. The former sales agent answered the complaint and filed counterclaims against UPSW. The court recently granted certain aspects of defendants’ motions for summary judgment, dismissing certain of the claims asserted by UPSW. The case has been stayed pending certain matters under appeal to the Wisconsin Supreme Court. UPSW intends to vigorously pursue its claims against the former sales agent and defend the counterclaims asserted.

In October 2015, NTS was served with an amended complaint filed by a former customer of NTS alleging claims in connection with a server leased by the customer from NTS. In April 2016, the court denied NTS’ motion to dismiss the action. In order to avoid the continued burdens and expense of further litigation, NTS settled the litigation, which settlement expense was covered by NTS’ insurance carrier.

For more information, see “Legal Proceedings” in the accompanying prospectus.

West Hempstead Lease

As previously disclosed, the Company incurred a one-time expense in 2016 when it vacated its office space in West Hempstead, New York. In December 2016, the Company entered into subleases for the entire office space in West Hempstead for the remainder of the April 2019 term, and expects to be able to recognize approximately $750,000 in rental income over the remaining term of the subleases.

NSBF Revolving Credit Facility

In January 2017, NSBF signed a letter of intent to increase its existing revolving credit facility through Capital One, N.A. by $25 million to $75 million, as well as to reduce the borrowing rate by approximately 1.0%. The upsize of the credit facility and rate reduction are subject to final documentation and approval from the U.S. Small Business Administration.

Operating and Regulatory Structure

The Company is a Maryland corporation that is an internally managed, non-diversified closed-end management investment company that has elected to be regulated as a BDC under the 1940 Act. As a BDC, we are required to meet regulatory tests, including the requirement to invest at least 70% of our gross assets in “qualifying assets.” Qualifying assets generally include securities of private or thinly traded U.S. companies and cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. See “Regulation” in the accompanying prospectus. In addition, we have elected to be treated for U.S. federal income tax purposes, and intend to qualify annually thereafter, as a RIC under the Code. See “Material U.S. Federal Income Tax Considerations” in this prospectus supplement and the accompanying prospectus.

Our Corporate Information

Our principal executive offices are located at 1981 Marcus Avenue, Suite 130, Lake Success, NY 11042, our telephone number is (212) 356-9500 and our website may be found at http://www.NewtekOne.com. Information contained in our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

THE OFFERING

Common Stock Offered by us
1,500,000 shares, excluding 225,000 shares of common stock issuable pursuant to the option to purchase additional shares granted to the underwriters.
Common Stock Outstanding Prior to This Offering
14,629,974 shares.
Common Stock Outstanding After This Offering
16,129,974 shares, excluding 225,000 shares of common stock issuable pursuant to the option to purchase additional shares granted to the underwriters.
Use of Proceeds
We intend to use the net proceeds from selling our securities for funding investments in debt and equity securities in accordance with our investment objective and strategies described in this prospectus supplement and the accompanying prospectus. Additionally, we may use net proceeds for general corporate purposes, which include funding investments, repaying any outstanding indebtedness, acquisitions, and other general corporate purposes. We anticipate that substantially all of the net proceeds of any offering of our securities will be used for the above purposes within six to nine months from the consummation of the offering, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions. We cannot assure you we will achieve our targeted investment pace. We expect that it may take more than three months to invest all of the net proceeds of an offering of our securities, in part because investments in private companies often require substantial research and due diligence.
Pending such investments, we will invest the net proceeds primarily in cash, cash equivalents, U.S. government securities and other high-quality temporary investments that mature in one year or less from the date of investment. See “Regulation — Temporary Investments” in the accompanying prospectus and “Use of Proceeds” in this prospectus supplement and the accompanying prospectus for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.
Nasdaq Global Market Symbol
“NEWT”
Distributions
We intend to pay quarterly distributions to our stockholders out of assets legally available for distribution. The quarterly distributions, if any, will be determined by our Board. The distributions we pay to our stockholders in a year may exceed our taxable income for that year, and, accordingly, a portion of such distributions may constitute a return of capital for U.S. federal income tax purposes. The specific tax characteristics of our distributions will be reported to stockholders after the end of each calendar year. See “Price Range of Common Stock and Distributions” in the accompanying prospectus.

Lock-Up Agreements
We, along with certain of our executive officers and directors, will enter into lock-up agreements with the representatives of the Underwriters. Under these agreements, subject to certain exceptions, we and each of these persons will agree not to, without the prior written approval of the representatives of the Underwriters, offer, sell, offer to sell, contract or agree to sell, hypothecate, hedge, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, any shares of our common stock or any securities convertible into or exercisable or exchangeable for our common stock. These restrictions will be in effect for a period of 90 days after the date of this prospectus. At any time and without public notice, the representatives may in their sole discretion release some or all of the securities from these lock-up agreements.
Taxation
We have elected to be treated for U.S. federal income tax purposes, beginning with our 2015 tax year, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code. As a RIC, we generally do not pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders. To maintain our RIC tax treatment, we must meet specified source-of-income and asset diversification requirements, and distribute annually at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. See “Price Range of Common Stock and Distributions” and “Material U.S. Federal Income Tax Considerations” in the accompanying prospectus.
Dividend Reinvestment Plan
We have adopted an “opt out” dividend reinvestment plan. If your shares of common stock are registered in your own name, your distributions will automatically be reinvested under our dividend reinvestment plan in additional whole and fractional shares of common stock, unless you “opt out” of our dividend reinvestment plan so as to receive cash dividends by delivering a written notice to our dividend paying agent. If your shares are held in the name of a broker or other nominee, you should contact the broker or nominee for details regarding opting out of our dividend reinvestment plan. Stockholders who receive distributions in the form of stock will be subject to the same federal, state and local tax consequences as stockholders who elect to receive their distributions in cash. See “Dividend Reinvestment Plan” in the accompanying prospectus.
Trading
Shares of closed-end investment companies, including BDCs, frequently trade at a discount to their net asset value. The risk that our shares may trade at a discount to our net asset value is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our shares will trade above, at or below net asset value. As of January 23, 2017, our common stock closed at $15.88, a 11.36% premium to our net asset value of $14.26 per share as of September 30, 2016.

Leverage
As of January 23, 2017, we had an aggregate of $173.7 million of debt outstanding, including $6.0 million outstanding under our $50.0 million credit facility with Capital One (the “Credit Facility”), securitization notes payable of $117.7 million, $8.3 million of Notes due 2022, and $40.3 million of Notes due 2021 and $1.4 million of related party notes payable. We may seek additional forms of leverage and borrow funds to make investments, including before we have fully invested the proceeds of this offering. As a result, we will be exposed to the risks of leverage, which may be considered a speculative investment technique. The use of leverage magnifies the potential for loss on amounts invested and therefore increases the risks associated with investing in our securities. The costs associated with our borrowings are borne by our common stockholders. See “Risk Factors” in the accompanying prospectus.
Certain Anti-Takeover Provisions
Our charter and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price for our common stock. See “Description of Our Capital Stock” in the accompanying prospectus.
Available Information
We have filed with the SEC a registration statement on Form N-2 together with all amendments and related exhibits under the Securities Act. The registration statement contains additional information about us and the shares of common stock being offered by this prospectus supplement and the accompanying prospectus.
We are required to file periodic reports, current reports, proxy statements and other information with the SEC. This information is available at the SEC’s public reference room at 100 F Street, NE, Washington, D.C. 20549 and on the SEC’s website at http://www.sec.gov. You may obtain information on the operation of the SEC’s public reference room by calling the SEC at 1-800-SEC-0330. This information is also available free of charge by contacting us at Newtek Business Services Corp., 1981 Marcus Avenue, Suite 130, Lake Success, New York 11042, by telephone at (212) 356-9500 or on our website at http://www.NewtekOne.com. Information contained on our website or on the SEC’s website about us is not incorporated into this prospectus and you should not consider information contained on our website or on the SEC’s website to be part of this prospectus.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that you will bear directly or indirectly. We caution you that many of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you,” “us” or “Newtek,” or that “we” will pay fees or expenses, the Company will pay such fees and expenses out of our net assets and, consequently, you will indirectly bear such fees or expenses as an investor in Newtek Business Services Corp. However you will not be required to deliver any money or otherwise bear personal liability or responsibility for such fees or expenses.

Stockholder transaction expenses:
Sales load (as a percentage of offering price)		(1)
Offering expenses borne by us (as a percentage of offering price)		(2)
Dividend reinvestment plan fees		(3)
Total stockholder transaction expenses (as a percentage of offering price)		%
Annual expenses (as a percentage of net assets attributable to common stock)(4):
Operating expenses	15.35	%(5)
Interest payments on borrowed funds	4.08	%(6)
Other expenses	0.01	%(7)
Acquired funds fees and expenses	None	(8)
Total annual expenses	19.44	%(9)

(1)	Represents the commission with respect to the shares of our common stock being sold in this offering, which we will pay in connection with sales of shares of our common stock effected in this offering.
(2)	The offering expenses of this offering are estimated to be approximately $160,000.
(3)	The expenses of the dividend reinvestment plan are included in “other expenses.”
(4)	The Company has not included proceeds from this offering in the calculation of the annual expenses. The annualized expenses are based on our annualized expenses and net asset value as of September 30, 2016.
(5)	“Operating expenses” represents an estimate of our annual operating expense. We do not have an investment advisor. We are internally managed by our executive officers under the supervision of our Board. As a result, we do not pay investment advisory fees. Instead we pay the operating costs associated with employing investment management professionals.
(6)	Interest Payments on Borrowed Funds” represents estimated interest and fee payments on borrowed funds by estimating our annualized interest, fees and other debt-related expenses incurred for the year ended December 31, 2016, including our bank notes payable, Notes due 2021, Notes due 2022, related party notes payable and securitization notes payable.
(7)	“Other expenses” consist of stock transfer expenses related to our distribution reinvestment plan.
(8)	We have no current intention to invest in the securities of other investment companies. However, we are permitted to make such investments in limited circumstances under the 1940 Act. If we were to make such investments, we would incur fees and our stockholders would pay two levels of fees. As we have no current expectation of making any such investments, any estimate of the amount of such fees would be highly speculative.
(9)	The holders of shares of our common stock indirectly bear the cost associated with our annual expenses.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed that our annual operating expenses would remain at the levels set forth in the table above.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$161	$508	$890	$2,027

The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown.

While the example assumes, as required by the SEC, a 5.0% annual return, our performance will vary and may result in a return greater or less than 5.0%. Further, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, generally determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share of our common stock at the close of trading on the dividend payment date, which may be at, above or below net asset value. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

CAUTIONARY STATEMENT REGARDING
FORWARD-LOOKING STATEMENTS AND PROJECTIONS

This prospectus supplement and accompanying prospectus contains forward-looking statements that involve substantial risks and uncertainties. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about the Company, our current and prospective portfolio investments, our industry, our beliefs, and our assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “will,” “may,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “should,” “targets,” “projects,” and variations of these words and similar expressions are intended to identify forward-looking statements. The forward-looking statements contained in this prospectus supplement and accompanying prospectus involve risks and uncertainties, including statements as to:

•	our future operating results;
•	our business prospects and the prospects of our portfolio companies;
•	the impact of investments that we expect to make;
•	our contractual arrangements and relationships with third parties;
•	the dependence of our future success on the general economy and its impact on the industries in which we invest;
•	the ability of our portfolio companies to achieve their objectives;
•	our expected financings and investments;
•	our ability to obtain exemptive relief from the SEC to co-invest and to engage in joint restructuring transactions or joint follow-on investments;
•	the adequacy of our cash resources and working capital; and
•	the timing of cash flows, if any, from the operations of our portfolio companies.

These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including without limitation:

•	an economic downturn could impair our portfolio companies’ ability to continue to operate or repay their borrowings, which could lead to the loss of some or all of our investments in such portfolio companies;
•	a contraction of available credit and/or an inability to access the equity markets could impair our lending and investment activities;
•	interest rate volatility could adversely affect our results, particularly if we use leverage as part of our investment strategy; and
•	the risks, uncertainties and other factors we identify in “Risk Factors” and elsewhere in this prospectus supplement, accompanying prospectus, and in our filings with the SEC.

Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. Important assumptions include our ability to originate new loans and investments, certain margins and levels of profitability and the availability of additional capital. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus supplement of the accompanying prospectus should not be regarded as a representation by us that our plans and objectives will be achieved. These risks and uncertainties include those described or identified in “Risk Factors” in the accompanying prospectus and elsewhere in this prospectus supplement and accompanying prospectus. You should not place undue reliance on these forward-looking statements, which apply only as of the respective dates of this prospectus supplement and accompanying prospectus. However, we will update this prospectus supplement and accompanying prospectus to reflect any material changes to the information contained herein. The forward-looking statements and projections contained in this prospectus are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1933, as amended.

CAPITALIZATION

The following table sets forth our capitalization as of September 30, 2016:

•	on an actual basis; and
•	on an as adjusted basis to give effect to the sale of shares of our common stock in this offering at an assumed public offering price of $15.88 per share (the last reported closing price of our common stock on January 23, 2017), after deducting the estimated underwriting discounts and commissions of approximately $ and estimated offering expenses of approximately $160,000 payable by us.

You should read this table together with “Use of Proceeds” and financial statements and related notes thereto included elsewhere in this prospectus supplement and the accompanying prospectus.

	As of September 30, 2016
	Actual	As Adjusted (unaudited)(1)
	(in thousands)
Assets:
Cash and cash equivalents	$2,718	$
Investments at fair value	326,853
Other assets	75,278
Total assets	$404,849	$
Liabilities:
Credit Facilities payable	$49,919	$
Securitization notes payable	$73,471	$
Notes due 2022	7,832
Notes due 2021	38,680
Notes payable – related party	7,400
Other liabilities	$19,375	$
Total liabilities	$196,677	$
Net assets	$208,172	$
Stockholders’ equity:
Common stock, par value $0.02 per share; 200,000,000 shares authorized, 14,509,000 shares outstanding	$292	$
Capital in excess of par value	$188,647	$
Undistributed net investment income	(3,150)
Net unrealized appreciation, net of deferred taxes	14,128
Net realized gains	8,255
Total stockholders’ equity	$208,172	$

(1)	The Company paid a quarterly dividend of $0.40 per share on December 30, 2016 to shareholders of record as of December 15, 2016. This dividend is not reflected in this table. Individuals who purchase stock in this offering will not be eligible to receive this dividend.

RISK FACTORS

To the extent we borrow money to finance our investments, changes in interest rates will affect our cost of capital and net investment income.

To the extent we borrow money to finance investments, our net investment income will depend, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, we can offer no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income in the event we borrow money to finance our investments. In periods of rising interest rates, our cost of funds would increase, which could reduce our net investment income. We expect that our long-term fixed-rate investments will be financed primarily with equity and/or long-term debt. We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. Such techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act. If we do not implement these techniques properly, we could experience losses on our hedging positions, which could be material. In addition, depending on the frequency and magnitude of rising interest rates, these interest rate increases could negatively impact premiums received on the sale of guaranteed SBA loans, and further, could increase prepayment speeds on outstanding SBA loans, potentially negatively impacting the Company’s financial results.

Prepayments of our debt investments by our portfolio companies could adversely impact our results of operations and reduce our return on equity.

We will be subject to the risk that the investments we make in our portfolio companies may be repaid prior to maturity; most of our SBA loans do not carry prepayment penalties. When this occurs, we will generally reinvest these proceeds in temporary investments or repay outstanding debt, depending on future investment in new portfolio companies. Temporary investments will typically have substantially lower yields than the debt being prepaid and we could experience significant delays in reinvesting these amounts. Any future investment in a new portfolio company may also be at lower yields than the debt that was repaid. As a result, our results of operations could be materially adversely affected if one or more of our portfolio companies elect to prepay amounts owed to us. Additionally, prepayments could negatively impact our returnon equity, which could result in a decline in the market price of our securities.

Because we borrow money, the potential for loss on amounts invested in us is magnified and may increase the risk of investing in us.

Borrowings, also known as leverage, magnify the potential for loss on investments in our indebtedness and on invested equity capital. As we use leverage to partially finance our investments, you will experience increased risks of investing in our securities. If the value of our assets increases, then leveraging would cause the net asset value attributable to our common stock to increase more sharply than it would have had we not leveraged. Conversely, if the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged our business. Similarly, any increase in our income in excess of interest payable on the borrowed funds would cause our net investment income to increase more than it would without the leverage, while any decrease in our income would cause net investment income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to pay common stock dividends, scheduled debt payments or other payments related to our securities. Leverage is generally considered a speculative investment technique.

Illustration: The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing in the table below:

Assumed Return on Our Portfolio(1)
(net of expenses)

	(10)%	(5)%	0%	5%	10%
Corresponding net return to stockholders(2)	(23.45)%	(13.72)%	(4.00)%	5.72%	15.45%

(1)	Assumes $404,849,000 in total assets, $181,443,000 in debt, $208,172,000 in net assets as of September 30, 2016, and an average cost of funds of 4.59%. Actual interest payments may be different.
(2)	In order for us to cover our annual interest payments on indebtedness, we must achieve annuals returns on our September 30, 2016 total assets of at least 2.06%.

Our ability to achieve our investment objective may depend in part on our ability to access additional leverage on favorable terms, and there can be no assurance that such additional leverage can in fact be achieved.

We are a non-diversified investment company within the meaning of the 1940 Act, and therefore we may invest a significant portion of our assets in a relatively small number of issuers, which subjects us to a risk of significant loss if any of these issuers defaults on its obligations under any of its debt instruments or as a result of a downturn in the particular industry.

We are classified as a non-diversified investment company within the meaning of the 1940 Act, and therefore we may invest a significant portion of our assets in a relatively small number of issuers in a limited number of industries. As of September 30, 2016, our three largest investments, Newtek Merchant Solutions, Newtek Technology Solutions and Premier Payments LLC equaled approximately 15%, 5% and 5%, respectively, of the fair value of our total assets. Beyond the asset diversification requirements associated with our qualification as a RIC, we do not have fixed guidelines for diversification, and while we are not targeting any specific industries, relatively few industries may become significantly represented among our investments. To the extent that we assume large positions in the securities of a small number of issuers, our net asset value may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of the issuer, changes in fair value over time or a downturn in any particular industry. We may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company.

Our stockholders may experience dilution upon the repurchase of common shares.

The Company has a program which allows the Company to repurchase up to 150,000 of the Company’s outstanding common shares on the open market. Under the program, purchases may be made at management’s discretion from time to time in open-market transactions, in accordance with all applicable securities laws and regulations. During the nine months ended September 30, 2016, the Company repurchased and retired 70,000 common shares in open market transactions for approximately $866,000. This program terminated on June 3, 2016. On May 11, 2016, the Company announced that its Board approved a new share repurchase program under which the Company may repurchase up to 150,000 of the Company’s outstanding common shares on the open market. This program terminated on November 11, 2016. On November 21, 2016 the Company announced that its Board approved a new share repurchase program under which the Company may repurchase up to 200,000 of the Company’s outstanding common shares on the open market. Unless extended or terminated by the Board, the Company expects the termination date for this new repurchase program will be on May 21, 2017. If we were to repurchase shares at a price above net asset value, such repurchases would result in an immediate dilution to existing common stockholders due to a reduction in our earnings and assets due to the repurchase that is greater than the reduction in total shares outstanding.

As of January 23, 2017, two of our stockholders, one a current and one a former executive officer, each beneficially own approximately 7% of our common stock, and are able to exercise significant influence over the outcome of most stockholder actions.

Although there is no agreement or understanding between them, because of their ownership of our stock, Barry Sloane, our Chairman, Chief Executive Officer and President, and Jeffrey G. Rubin, former president of the Company, will be able to exercise significant influence over actions requiring stockholder approval, including the election of directors, the adoption of amendments to the certificate of incorporation, approval of stock incentive plans and approval of major transactions such as a merger or sale of assets. This could delay or prevent a change in control of the Company, deprive our stockholders of an opportunity to receive a premium for their common stock as part of a change in control and have a negative effect on the market price of our common stock.

USE OF PROCEEDS

We estimate that we will receive net proceeds from the sale of the 1,500,000 shares of our common stock in this offering of approximately $   million, or approximately $   million if the underwriters exercise their option to purchase additional shares in full (in each case using the last reported closing price of our common stock on January 23, 2017 of $15.88 per share), after deducting estimated offering expenses of approximately $160,000 payable by us.

We intend to use the net proceeds from selling shares of our common stock for funding investments in debt and equity securities in accordance with our investment objective and strategies described in this prospectus supplement and accompanying prospectus. Additionally, we may use net proceeds for general corporate purposes, which include funding investments, repaying any outstanding indebtedness, acquisitions, and other general corporate purposes. The supplement to this prospectus relating to an offering will more fully identify the use of proceeds from such offering.

We anticipate that substantially all of the net proceeds of any offering shares of our common stock will be used for the above purposes within six to nine months from the consummation of the offering, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions. We cannot assure you we will achieve our targeted investment pace. We expect that it may take more than three months to invest all of the net proceeds of an offering of our securities, in part because investments in private companies often require substantial research and due diligence.

Pending such investments, we will invest the net proceeds primarily in cash, cash equivalents, U.S. government securities and other high-quality temporary investments that mature in one year or less from the date of investment. See “Regulation — Temporary Investments” for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion should be read in conjunction with our consolidated financial statements and related notes and other financial information appearing elsewhere in this prospectus supplement and the accompanying prospectus. In addition to historical information, the following discussion and other parts of this prospectus supplement and the accompanying prospectus contain forward-looking information that involves risks and uncertainties. Our actual results could differ materially from those anticipated by such forward-looking information due to the factors discussed under “Forward-Looking Statements and Projections” appearing elsewhere in this prospectus supplement and under “Risk Factors” and “Special Note Regarding Forward-Looking Statements” in the accompanying prospectus.

Overview

We are a leading national non-bank lender and own and control certain portfolio companies under the Newtek® brand (our “controlled portfolio companies,” as defined below) that provide a wide range of business and financial products to small- and medium-sized businesses (“SMBs”). Newtek’s products and services include: Business Lending including U.S. Small Business Administration (“SBA”) 7(a) lending, Electronic Payment Processing, Managed Technology Solutions (Cloud Computing), eCommerce, Accounts Receivable Financing, The Secure Gateway, The Newtek Advantage®, personal and commercial Insurance Services, Web Services, Data Backup, Store and Retrieval and Payroll Solutions to SMB accounts across all industries. We have an established and reliable platform that is not limited by client size, industry type, or location. As a result, we believe we have a strong and diversified client base across every state in the U.S and across a variety of different industries. In addition, we have developed a financial and technology based business model that enables us and our controlled portfolio companies to acquire and process our SMB clients in a very cost effective manner. This capability is supported in large part by NewTracker®, our patented prospect management technology software, which is similar to but we believe better than the system popularized by Salesforce.com. We believe that this technology and business model distinguishes us from our competitors.

We are an internally-managed, closed-end, non-diversified investment company that has elected to be regulated as a business development company (“BDC”) under the 1940 Act. In addition, for U.S. federal income tax purposes, we have elected to be treated as a RIC under the Code beginning in the 2015 tax year. As a BDC and a RIC, we are also subject to certain constraints, including limitations imposed by the 1940 Act and the Code. We converted to a BDC in November 2014. As a result, previously consolidated subsidiaries are now recorded as investments in controlled portfolio companies, at fair value. NSBF is a consolidated subsidiary and originates loans under the SBA’s 7(a) program.

We consolidate the following wholly-owned subsidiaries:

•	Newtek Small Business Finance, LLC
•	Newtek Asset Backed Securities, LLC
•	The Whitestone Group, LLC
•	Wilshire Colorado Partners, LLC
•	Wilshire DC Partners, LLC
•	Wilshire Holdings I, Inc.
•	Wilshire Louisiana Bidco, LLC
•	Wilshire Louisiana Partners II, LLC
•	Wilshire Louisiana Partners III, LLC
•	Wilshire Louisiana Partners IV, LLC
•	Wilshire New York Advisers II, LLC
•	Wilshire New York Partners III, LLC

•	Wilshire New York Partners IV, LLC
•	Wilshire New York Partners V, LLC
•	Wilshire Partners, LLC
•	CCC Real Estate Holdings, LLC
•	Banc-Serv Acquisition, Inc.
•	Exponential Business Development Co., Inc.
•	Newtek LSP Holdco, LLC
•	Newtek Business Services Holdco 1, Inc.

Our common shares are currently listed on the Nasdaq Global Market under the symbol “NEWT”.

NSBF has been granted Preferred Lender Program (“PLP”) status and originates, sells and services SBA 7(a) small business loans and is authorized to place SBA guarantees on loans without seeking prior SBA review and approval. Being a national lender, PLP status allows NSBF to expedite loans since NSBF is not required to present applications to the SBA for concurrent review and approval. The loss of PLP status could adversely impact our marketing efforts and ultimately loan origination volume which could negatively impact our results of operations.

As a BDC, our investment objective is to generate both current income and capital appreciation primarily through loans originated by our business finance platform and our equity investments in certain portfolio companies that we control.

We target our debt investments, which are principally made through our business finance platform under the SBA 7(a) program, to produce a coupon rate of prime plus 2.75% which enables us to generate rapid sales of loans in the secondary market. We typically structure our debt investments with the maximum seniority and collateral along with personal guarantees from portfolio company owners, in many cases collateralized by other assets including real estate. In most cases, our debt investment will be collateralized by a first lien on the assets of the portfolio company and a first or second lien on assets of guarantors, in both cases primarily real estate. All SBA loans are made with personal guarantees from any owner(s) of 20% or more of the portfolio company’s equity.

We typically structure our debt investments to include non-financial covenants that seek to minimize our risk of capital loss such as lien protection and prohibitions against change of control. Our debt investments have strong protections, including default penalties, information rights and, in some cases, board observation rights and affirmative, negative and financial covenants. Debt investments in portfolio companies, including the controlled portfolio companies, have historically and are expected to continue to comprise the majority of our overall investments in number and dollar volume.

While the vast majority of our investments have been structured as debt, we have in the past and expect in the future to make selective equity investments primarily as either strategic investments to enhance the integrated operating platform or, to a lesser degree, under the Capco programs. For investments in our controlled portfolio companies, we focus more on tailoring them to the long term growth needs of the companies than to immediate return. Our objectives with these companies is to foster the development of the businesses as a part of the integrated operational platform of serving the SMB market, so we may reduce the burden on these companies to enable them to grow faster than they would otherwise and as another means of supporting their development.

We regularly engage in discussions with third parties with respect to various potential transactions. We may acquire an investment or a portfolio of investments or an entire company or sell a portion of our portfolio on an opportunistic basis. We, our subsidiaries, or our affiliates may also agree to manage certain other funds that invest in debt, equity or provide other financing or services to companies in a variety of industries for which we may earn management or other fees for our services. We may also invest in the equity of these funds, along with other third parties, from which we would seek to earn a return and/or future incentive allocations. Some of these transactions could be material to our business. Consummation of any such transaction will be subject to completion of due diligence, finalization of key business and financial terms (including price) and negotiation of final definitive documentation as well as a number of other factors and conditions including, without limitation, the approval of our board of directors and required regulatory or third party consents and, in certain cases, the approval of our stockholders. Accordingly, there can be no assurance that any such transaction would be consummated. Any of these transactions or funds may require significant management resources either during the transaction phase or on an ongoing basis depending on the terms of the transaction.

Revenues

We generate revenue in the form of interest, dividend, servicing and other fee income on debt and equity investments. Our debt investments typically have a term of 10 to 25 years and bear interest at prime plus a margin. In some instances, we receive payments on our debt investments based on scheduled amortization of the outstanding balances. In addition, we receive repayments of some of our debt investments prior to their scheduled maturity date. The frequency or volume of these repayments fluctuates significantly from period to period. Our portfolio activity also reflects the proceeds of sales of securities. We receive servicing income related to the guaranteed portions of SBA investments which we sell into the secondary market. These recurring fees are earned daily and recorded when earned. In addition, we may generate revenue in the form of packaging, prepayment, legal and late fees. We record such fees related to loans as other income. Dividends are recorded as dividend income on an accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income is recorded at the time dividends are declared. Distributions of earnings from portfolio companies are evaluated to determine if the distribution is income, return of capital or realized gain.

We recognize realized gains or losses on investments based on the difference between the net proceeds from the disposition and the cost basis of the investment without regard to unrealized gains or losses previously recognized. We record current period changes in fair value of investments and assets that are measured at fair value as a component of the net change in unrealized appreciation (depreciation) on investments or servicing assets, as appropriate, in the condensed consolidated statements of operations.

Expenses

Our primary operating expenses are salaries and benefits, interest expense and other general and administrative costs, such as professional fees, marketing, loan related costs and rent. Since we are an internally-managed BDC with no outside adviser or management company, the BDC incurs all the related costs to operate the Company.

Loan Portfolio Asset Quality and Composition

The following tables set forth distribution by business type of the Company’s SBA 7(a) loan portfolio at September 30, 2016 and December 31, 2015, respectively (in thousands):

As of September 30, 2016

Distribution by Business Type

Business Type	# of Loans	Balance	Average Balance	% of Balance
Existing Business	860	$164,045	$191	80.3%
Business Acquisition	166	29,563	178	14.5%
Start-Up Business	132	10,851	82	5.2%
Total	1,158	$204,459	$177	100.0%

As of December 31, 2015

Distribution by Business Type

Business Type	# of Loans	Balance	Average Balance	% of Balance
Existing Business	679	$130,692	$192	78.4%
Business Acquisition	144	26,763	186	16.0%
Start-Up Business	125	9,297	74	5.6%
Total	948	$166,752	$176	100.0%

The following tables set forth distribution by borrower’s credit score of the Company’s SBA 7(a) loan portfolio at September 30, 2016 and December 31, 2015, respectively (in thousands):

As of September 30, 2016

Distribution by Borrower Credit Score

Credit Score	# of Loans	Balance	Average Balance	% of Balance
500 to 550	16	$1,618	$101	0.8%
551 to 600	38	6,332	167	3.1%
601 to 650	149	31,215	209	15.3%
651 to 700	324	59,684	184	29.2%
701 to 750	350	62,062	177	30.4%
751 to 800	234	36,769	157	18.0%
801 to 850	40	4,326	108	2.1%
Not available	7	2,453	350	1.1%
Total	1,158	$204,459	$177	100.0%

As of December 31, 2015

Distribution by Borrower Credit Score

Credit Score	# of Loans	Balance	Average Balance	% of Balance
500 to 550	12	$1,085	$90	0.6%
551 to 600	32	4,957	155	3.0%
601 to 650	113	22,597	200	13.6%
651 to 700	262	41,901	160	25.1%
701 to 750	291	57,101	196	34.2%
751 to 800	198	31,870	161	19.1%
801 to 850	34	4,942	145	3.0%
Not available	6	2,299	383	1.4%
Total	948	$166,752	$176	100.0%

The following tables set forth distribution by primary collateral type of the Company’s SBA 7(a) loan portfolio at September 30, 2016 and December 31, 2015, respectively (in thousands):

As of September 30, 2016

Distribution by Primary Collateral Type

Collateral Type	# of Loans	Balance	Average Balance	% of Balance
Commercial Real Estate	552	$123,667	$224	60.5%
Machinery and Equipment	192	35,203	183	17.2%
Residential Real Estate	250	19,282	77	9.4%
Other	44	12,885	293	6.3%
Accounts Receivable and Inventory	77	11,864	154	5.8%
Liquid Assets	12	425	35	0.2%
Furniture and Fixtures	10	397	40	0.2%
Unsecured	21	736	35	0.4%
Total	1,158	$204,459	$177	100.0%

As of December 31, 2015

Distribution by Primary Collateral Type

Collateral Type	# of Loans	Balance	Average Balance	% of Balance
Commercial Real Estate	444	$94,013	$212	56.5%
Machinery and Equipment	173	32,423	187	19.4%
Residential Real Estate	197	15,545	79	9.3%
Other	40	11,284	282	6.8%
Accounts Receivable and Inventory	66	12,583	191	7.5%
Liquid Assets	12	451	38	0.3%
Unsecured	9	240	27	0.1%
Furniture and Fixtures	7	213	30	0.1%
Total	948	$166,752	$176	100.0%

The following tables set forth distribution by days delinquent of the Company’s SBA 7(a) loan portfolio at September 30, 2016 and December 31, 2015, respectively (in thousands):

As of September 30, 2016

Distribution by Days Delinquent

Delinquency Status	# of Loans	Balance	Average Balance	% of Balance
Current	1,037	$180,565	$174	88.3%
1 to 30 days	32	5,943	186	2.9%
31 to 60 days	15	3,079	205	1.5%
61 to 90 days	—	—	—	—%
91 days or greater	74	14,872	201	7.3%
Total	1,158	$204,459	$177	100.0%

As of December 31, 2015

Distribution by Days Delinquent

Delinquency Status	# of Loans	Balance	Average Balance	% of Balance
Current	856	$151,950	$178	91.2%
1 to 30 days	23	3,525	153	2.1%
31 to 60 days	10	2,190	219	1.3%
61 to 90 days	—	—	—	—%
91 days or greater	59	9,087	154	5.4%
Total	948	$166,752	$176	100.0%

Consolidated Results of Operations

As a BDC and a RIC, we are subject to certain constraints on our operations, including limitations imposed by the 1940 Act and the Code. The condensed consolidated results of operations described below may not be indicative of the results we report in future periods.

Comparison of the three months ended September 30, 2016 and 2015

Investment Income

(in thousands)	Three Months Ended September 30, 2016	Three Months Ended September 30, 2015	Change
Investment income:
Interest income	$2,675	$2,211	$464
Dividend income	2,933	3,093	(160)
Servicing income	1,551	1,262	289
Other income	692	472	220
Total investment income	$7,851	$7,038	$813

Interest Income

The increase in interest income was attributable to the average outstanding performing portfolio of SBA non-affiliate investments increasing to $196,481,000 from $140,702,000 for the three months ended September 30, 2016 and 2015, respectively. The increase in the average outstanding performing portfolio resulted from the origination of new SBA non-affiliate investments period over period. The increase was also attributed to the increase in the Prime Rate from 3.25% to 3.50% in December 2015.

Dividend Income

The decrease in dividend income is primarily related to a one-time dividend generated by Exponential Business Development Co., Inc. of $1,080,000 during the three months ended September 30, 2015. The decrease was offset by an increase in dividends generated from UPSW, Premier and a new controlled portfolio company investment, banc-serv. Dividend income is dependent on portfolio company earnings. Current quarter dividend income may not be indicative of future period dividend income.

NSBF Servicing Portfolio and Related Servicing Income

The following table represents NSBF originated servicing portfolio and servicing income earned for the three months ended September 30, 2016 and 2015:

(in thousands):	Three Months Ended September 30, 2016	Three Months Ended September 30, 2015	Change
Total NSBF originated servicing portfolio(1)	$902,604	$723,778	$178,826
Total servicing income earned	$1,551	$1,262	$289

(1)	Of this amount, the total average NSBF originated portfolio earning servicing income was $645,906,000 and $532,817,000 for the three months ended September 30, 2016 and 2015, respectively.

The increase in servicing income was attributable to the increase in total portfolio investments for which we earn servicing income. The portfolio earning servicing income increased $113,089,000 period over period. The increase was a direct result of increased investments in SBA non-affiliate investments from 2015 to 2016.

Other Income

Other income relates primarily to legal, packaging, and late fees earned from SBA loans. The increase is related to the increase in the number of loans originated to 96 for the three months ended September 30, 2016, from 75 during the three months ended September 30, 2015. This increase resulted in an increase in legal and packaging fees earned.

Adjusted Net Investment Income

We utilize adjusted net investment income as a measure of our current and future financial performance. Adjusted net investment income is a non-GAAP financial measure and is not intended as an alternative measure of investment income as determined in accordance with GAAP. In addition, our calculation of adjusted net investment income is not necessarily comparable to similar measures as calculated by other companies that do not use the same definition or implementation guidelines. The table below reconciles net investment loss to adjusted net investment income.

(in thousands)	Three Months Ended September 30, 2016	Three Months Ended September 30, 2015
Net investment loss	$(2,125)	$(1,491)
Loss on lease	(152)	(74)
Stock-based compensation	226	—
Net realized gains on SBA non-affiliate debt investments	8,712	6,620
Adjusted net investment income	$6,661	$5,055

We believe this is a useful measure as it depicts the current income generated from our investment activities during the period. We include net realized gains on non-affiliate debt investments because they are recurring income related to the sale of SBA guaranteed non-affiliate investments in the secondary market. The 2016 loss on lease is a one-time expense related to vacating our office space in West Hempstead, New York. The lease loss adjustment was added back to adjusted net investment income when recognized in April 2016, the resulting monthly amortization of the lease loss will be deducted from adjusted net investment income through the remaining term of the lease. The 2015 loss on lease adjustment was related to the amortization of the lease loss on our former New York City principal office, which was exited in October 2011. We exclude the loss on lease because it is a non-recurring, non-cash expense when the initial loss is recorded, and the remaining rental expense is recognized each period. We exclude stock-based compensation as it is a non-cash expense.

Expenses:

(in thousands)	Three Months Ended September 30, 2016	Three Months Ended September 30, 2015	Change
Expenses:
Salaries and benefits	$3,439	$3,444	$(5)
Stock-based compensation	226	—	226
Interest	2,341	1,864	477
Depreciation and amortization	84	87	(3)
Loss on lease	(152)	(74)	(78)
Other general and administrative costs	4,038	3,208	830
Total expenses	$9,976	$8,529	$1,447

Salaries and Benefits

Salaries and benefits were essentially unchanged period over period. Salaries and benefits increased $147,000 primarily due to an increase in headcount at NSBF. The additional headcount relates primarily to employees performing loan processing, loan closing or loan servicing functions as a result of the increase in loan originations. The increase was offset by a $152,000 increase in managerial assistance fees charged to controlled affiliates which are credited to salaries and benefits.

Stock-Based Compensation

During the three months ended September 30, 2016, the Company granted 100,050 restricted stock awards to certain employees which resulted in the recognition of $226,000 of stock-based compensation. There was no stock-based compensation expense recognized during the three months ended September 30, 2015.

Interest Expense

The following is a summary of interest expense by facility for the three months ended September 30, 2016 and 2015:

(in thousands)	Three Months Ended September 30, 2016	Three Months Ended September 30, 2015	Change
Notes payable – Securitization Trusts	$929	$971	$(42)
Bank notes payable	393	376	17
Notes due 2022	177	15	162
Notes due 2021	810	—	810
Notes payable – related parties	19	461	(442)
Notes payable in credits in lieu of cash	11	27	(16)
Other	2	14	(12)
Total interest expense	$2,341	$1,864	$477

In September 2015 and April 2016, the Company issued $8,324,000 of 7.5% Notes due 2022, and $40,250,000 of 7.0% Notes due 2021 (collectively, the “Notes), respectively. The Company incurred $987,000 in related interest expense during the three months ended September 30, 2016 on the Notes. Interest expense on notes payable — related parties was $19,000 and $461,000 during the three months ended September 30, 2016 and 2015, respectively, and represents interest on amounts borrowed under an unsecured revolving line of credit extended by UPSW and NTS. The decrease is attributed to a decrease in the average outstanding balance on Notes payable — related parties during the period.

Loss on Lease

In April 2016, the Company moved its headquarters to Lake Success, New York. As a result, the Company vacated its spaces in West Hempstead, New York and New York, New York. The Company recorded a loss related to the remaining liabilities under the West Hempstead lease, offset by any future rental income. Amounts recorded during the three months ended September 30, 2016 represent amortization of the loss. The Company has sublet its space in New York, New York and continues to market its space for sublease in West Hempstead, New York.

Other General and Administrative Costs

Other general and administrative costs include professional fees, marketing, loan related costs and rent. The increase in other general and administrative costs is primarily related to an increase in loan related costs. Loan related costs include referral fees, servicing expenses, appraisal fees, legal fees, search fees and other collateral preservation costs. Loan related costs increase as the number of loans we originate and service increase. At September 30, 2016, our loan portfolio consists of 1,158 SBA 7(a) loans as compared to 897 at September 30, 2015. Other increases include rent expenses as a result of the move to our Lake Success offices, increases in insurance and increases in tax and accounting fees.

Net Realized Gains and Net Unrealized Appreciation and Depreciation

Net realized gains or losses on investments are measured by the difference between the net proceeds from the repayment or sale and the cost basis of our investments without regard to unrealized appreciation or depreciation previously recognized and includes investments charged off during the period, net of recoveries. Realized gains for the three months ended September 30, 2016 and 2015 were $9,489,000 and $6,848,000, respectively. Realized losses were $777,000 and $228,000 during the three months ended September 30, 2016 and 2015, respectively. The net change in unrealized appreciation or depreciation on investments primarily reflects the change in portfolio investment fair values during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses become realized.

Net Realized Gains on SBA Non-Affiliate Investments

	Three Months Ended
	September 30, 2016		September 30, 2015
(in thousands)	# of Debt Investments	$ Amount	# of Debt Investments	$ Amount
SBA non-affiliate investments originated during the quarter	96	$85,895	75	$64,245
SBA guaranteed non-affiliate investments sold during the quarter	98	$66,453	76	$50,155
Realized gains recognized on sale of SBA guaranteed non-affiliate investments	—	$9,489	—	$6,848
Average sale price as a percent of principal balance(1)	—	111.84%	—	111.34%

(1)	Realized gains greater than 110.00% must be split 50/50 with the SBA in accordance with SBA regulations. The realized gains recognized above reflects amounts net of split with the SBA.

Net Unrealized Appreciation (Depreciation) on Investments

(in thousands)	Three Months Ended September 30, 2016	Three Months Ended September 30, 2015	Change
Net unrealized depreciation on SBA guaranteed non-affiliate investments	$(78)	$(48)	$(30)
Net unrealized appreciation (depreciation) on SBA unguaranteed non-affiliate investments	1,418	(531)	1,949
Net unrealized appreciation on controlled investments	4,638	770	3,868
Change in provision for deferred taxes on unrealized gains on investments	(2,028)	—	(2,028)
Net unrealized depreciation on credits in lieu of cash and notes payable in credits in lieu of cash	(1)	(6)	5
Total net unrealized appreciation on investments	$3,949	$185	$3,764

Net unrealized appreciation (depreciation) on SBA guaranteed non-affiliate investments relates to guaranteed portions of SBA debt investments made which the Company sells into a secondary market. Unrealized appreciation of SBA guaranteed investments represents the fair value adjustment of guaranteed portions of loans which have not yet been sold. Unrealized depreciation represents the reversal of unrealized appreciation when the loans are sold.

Net unrealized appreciation on SBA unguaranteed non-affiliate investments resulted from a decrease in discount rates on performing and non-performing SBA unguaranteed non-affiliate investments. The discount rate decreased from 5.38% to 5.05% period over period on performing SBA unguaranteed non-affiliate investments. The discount rate decreased from 8.50% to 6.24% period over period on non-performing SBA unguaranteed non-affiliate investments.

Net unrealized appreciation on controlled investments for the three months ended September 30, 2016 consisted of unrealized appreciation of $750,000 and $5,852,000 on our investments in Premier and UPSW, respectively, offset by unrealized depreciation of $1,305,000 and $700,000 on our investments in NTS and NBC. The primary driver of the increases were increases in multiples of comparable companies and increases in revenue growth projections for the three months ended September 30, 2016 compared to the three months ended September 30, 2015. The decreases at NTS and NBC were based on weaker than projected financial performance. Net unrealized appreciation on controlled investments was $770,000 for the three months ended September 30, 2015. This consisted primarily of $600,000, $215,000 and $200,000 of unrealized appreciation on the Company’s investments in UPSW, SBL and Newtek Insurance Agency, LLC (“NIA”), respectively. Unrealized appreciation was offset by unrealized depreciation of $50,000 and $208,000 on the Company’s investments in NTS and NBC. The primary driver of the increase in UPSW and NIA was better than projected financial performance. The primary driver of the increase in SBL was better than projected financial performance and the addition of a new third-party servicing contract which provides a longer-term stable revenue stream. The primary driver of the decrease in NTS and NBC was weaker than projected financial performance.

Provision for Deferred Taxes on Unrealized Appreciation of Investments

Certain consolidated subsidiaries are subject to U.S. federal and state income taxes. These taxable subsidiaries are not consolidated with the Company for income tax purposes, but are consolidated for GAAP purposes, and may generate income tax liabilities or assets from temporary differences in the recognition of items for financial reporting and income tax purposes at the subsidiaries. During the three months ended September 30, 2016, the Company recognized a provision for deferred taxes on unrealized gains of $2,028,000.

Net Unrealized Depreciation on Servicing Assets

(in thousands)	Three Months Ended September 30, 2016	Three Months Ended September 30, 2015	Change
Net unrealized depreciation on servicing assets	$(500)	$(565)	$65

Comparison of the nine months ended September 30, 2016 and 2015

Investment Income

(in thousands)	Nine Months Ended September 30, 2016	Nine Months Ended September 30, 2015	Change
Investment income:
Interest income	$7,655	$6,711	$944
Dividend income	7,719	5,967	1,752
Servicing income	4,581	3,373	1,208
Other income	1,913	1,343	570
Total investment income	$21,868	$17,394	$4,474

Interest Income

The increase in interest income was attributable to the average outstanding performing portfolio of SBA non-affiliate investments increasing to $182,637,000 from $132,758,000 for the nine months ended September 30, 2016 and 2015, respectively. The increase in the average outstanding performing portfolio resulted from the origination of new SBA non-affiliate investments period over period. The increase also was attributed to the increase in the Prime Rate from 3.25% to 3.50% in December 2015.

Dividend Income

The increase in dividend income is primarily related to an increase of dividends generated from Premier of $1,050,000, an increase of $900,000 in dividends generated from UPSW, an increase of $390,000 in dividends generated from NTS and $240,000 of dividends generated from banc-serv, a new wholly owned controlled portfolio company investment. The increase in 2015 was the result of a one-time dividend generated by Exponential Business Development Co., Inc. of $1,080,000 in the prior period. Dividend income is dependent on portfolio company earnings. Current period dividend income may not be indicative of future period dividend income.

NSBF Servicing Portfolio and Related Servicing Income

The following table represents NSBF originated servicing portfolio and servicing income earned for the nine months ended September 30, 2016 and 2015:

(in thousands):	Nine Months Ended September 30, 2016	Nine Months Ended September 30, 2015	Change
Total NSBF originated servicing portfolio(1)	$902,604	$723,778	$178,826
Total servicing income earned	$4,581	$3,373	$1,208

(1)	Of this amount, the total average NSBF originated portfolio earning servicing income was $613,817,000 and $507,746,000 for the nine months ended September 30, 2016 and 2015, respectively.

The increase in servicing income was attributable to the increase in total portfolio investments for which we earn servicing income. The portfolio earning servicing income increased $106,071,000 period over period. The increase was a direct result of increased investments in SBA non-affiliate investments from 2015 to 2016.

Other Income

Other income relates primarily to legal, packaging, prepayment, and late fees earned from SBA loans. The increase is related to the increase in the number of loans originated to 295 for the nine months ended September 30, 2016 from 208 during the nine months ended September 30, 2015. This increase resulted in an increase in legal and packaging fees earned.

Adjusted Net Investment Income

We utilize adjusted net investment income as a measure of our current and future financial performance. Adjusted net investment income is a non-GAAP financial measure and is not intended as an alternative measure of investment income as determined in accordance with GAAP. In addition, our calculation of adjusted net investment income is not necessarily comparable to similar measures as calculated by other companies that do not use the same definition or implementation guidelines. The table below reconciles net investment loss to adjusted net investment income.

(in thousands)	Nine Months Ended September 30, 2016	Nine Months Ended September 30, 2015
Net investment loss	$(7,586)	$(6,262)
Loss on lease	1,335	(218)
Stock-based compensation	226	—
Net realized gains on SBA non-affiliate debt investments	22,517	21,659
Adjusted net investment income	$16,492	$15,179

We believe this is a useful measure as it depicts the current income generated from our investment activities during the period. We include net realized gains on non-affiliate debt investments because they are recurring income related to the sale of SBA guaranteed non-affiliate investments in the secondary market. The 2016 loss on lease is a one-time expense related to vacating our office space in West Hempstead, New York. The lease loss adjustment was added back to adjusted net investment income when recognized in April 2016, and the resulting monthly recognition of income will be deducted from adjusted net investment income through the remaining term of the lease. The 2015 loss on lease adjustment was related to the amortization of the lease loss on our former New York City principal office, which was exited in October 2011. We exclude the loss on lease because it is a non-recurring, non-cash expense when the initial loss is recorded, and the remaining rental expense is recognized each period. We exclude stock-based compensation as it is a non-cash expense.

Expenses:

(in thousands)	Nine Months Ended September 30, 2016	Nine Months Ended September 30, 2015	Change
Expenses:
Salaries and benefits	$10,412	$9,600	$812
Stock-based compensation	226	—	226
Interest	5,804	4,948	856
Depreciation and amortization	209	257	(48)
Loss on lease	1,335	(218)	1,553
Other general and administrative costs	11,468	9,069	2,399
Total expenses	$29,454	$23,656	$5,798

Salaries and Benefits

Salaries and benefits increased $1,221,000 primarily due to an increase in headcount at NSBF. The additional headcount relates primarily to employees performing loan processing, loan closing or loan servicing functions as a result of the increase in loan originations. The increase was offset by a $409,000 increase in managerial assistance fees charged to controlled affiliates which are credited to salaries and benefits.

Stock-Based Compensation

During the nine months ended September 30, 2016, the Company granted 100,050 restricted stock awards to certain employees which resulted in the recognition of $226,000 of stock-based compensation. There was no stock-based compensation expense recognized during the nine months ended September 30, 2015.

Interest Expense

The following is a summary of interest expense by facility for the nine months ended September 30, 2016 and 2015:

(in thousands)	Nine Months Ended September 30, 2016	Nine Months Ended September 30, 2015	Change
Notes payable – Securitization Trusts	$2,808	$2,804	$4
Bank notes payable	840	970	(130)
Capital One term loan and line of credit (NBS)	—	564	(564)
Notes due 2022	531	15	516
Notes due 2021	1,389	—	1,389
Notes payable – related parties	196	491	(295)
Notes payable in credits in lieu of cash	38	63	(25)
Other	2	41	(39)
Total interest expense	$5,804	$4,948	$856

In September 2015 and April 2016, the Company issued $8,324,000 of 7.5% Notes due 2022, and $40,250,000 of 7.0% Notes due 2021, respectively. The Company incurred $1,920,000 in related interest expense during the nine months ended September 30, 2016 on the Notes. Interest expense on notes payable — related parties was $196,000 and $491,000 during the nine months ended September 30, 2016 and 2015, respectively, and represents interest on amounts borrowed under an unsecured revolving line of credit extended by UPSW and NTS. The decrease is attributed to a decrease in the average outstanding balance on Notes payable — related parties during the period. In June 2014, the Company entered into a four year $20,000,000 credit agreement with Capital One consisting of a $10,000,000 term loan and a revolving line of credit of up to $10,000,000. The NBS Capital One term loan and line of credit were paid in full and extinguished in June 2015, and as such, no interest expense was incurred during the nine months ended September 30, 2016. The decrease in interest expense related to the NSBF Capital One lines of credit was a result of a decrease in the average outstanding balance during the nine months ended September 30, 2016 when compared to September 30, 2015.

Loss on Lease

In April 2016, the Company moved its headquarters to Lake Success, New York. As a result, the Company vacated its spaces in West Hempstead, New York and New York, New York. The Company recorded a loss of $1,335,000 (net of $303,000 of amortization), related to the remaining liabilities under the West Hempstead lease, offset by any future rental income, during the nine months ended September 30, 2016. The Company has sublet its space in New York, New York and continues to market its space for sublease in West Hempstead, New York.

Other General and Administrative Costs

Other general and administrative costs include professional fees, marketing, loan related costs and rent. The increase in other general and administrative costs is primarily related to an increase in loan related costs. Loan related costs include referral fees, servicing expenses, appraisal fees, legal fees, search fees and other collateral preservation costs. Loan related costs increase as the number of loans we originate and service increase. At September 30, 2016, our loan portfolio consists of 1,158 SBA 7(a) loans as compared to 897 at September 30, 2015. Other increases include rent expenses as a result of the move to our Lake Success offices, increases in insurance and increases in tax and accounting fees.

Net Realized Gains and Net Unrealized Appreciation and Depreciation

Net realized gains or losses on investments are measured by the difference between the net proceeds from the repayment or sale and the cost basis of our investments without regard to unrealized appreciation or depreciation previously recognized and includes investments charged off during the period, net of recoveries. Realized gains for the nine months ended September 30, 2016 and 2015 were $23,299,000 and $22,287,000, respectively. Realized losses were $763,000 and $628,000 during the nine months ended September 30, 2016 and 2015, respectively. The net change in unrealized appreciation or depreciation on investments primarily reflects the change in portfolio investment fair values during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized.

Net Realized Gains on SBA Non-Affiliate Investments

	Nine Months Ended
	September 30, 2016		September 30, 2015
(in thousands)	# of Debt Investments	$ Amount	# of Debt Investments	$ Amount
SBA non-affiliate investments originated during the quarter	295	$217,779	208	$167,756
SBA guaranteed non-affiliate investments sold during the period	287	$160,171	219	$154,687
Realized gains recognized on sale of SBA guaranteed non-affiliate investments	—	$23,280	—	$22,287
Average sale price as a percent of principal balance(1)		112.09%		112.09%

(1)	Realized gains greater than 110.00% must be split 50/50 with the SBA in accordance with SBA regulations. The realized gains recognized above reflects amounts net of split with the SBA.

Net Unrealized Appreciation (Depreciation) on Investments

(in thousands)	Nine Months Ended September 30, 2016	Nine Months Ended September 30, 2015	Change
Net unrealized appreciation (depreciation) on SBA guaranteed non-affiliate investments	$690	$(3,210)	$3,900
Net unrealized appreciation (depreciation) on SBA unguaranteed non-affiliate investments	869	(1,667)	2,536
Net unrealized appreciation on controlled investments	10,362	10,289	73
Change in provision for deferred taxes on unrealized gains on investments	(4,469)	—	(4,469)
Net unrealized depreciation on credits in lieu of cash and notes payable in credits in lieu of cash	(2)	(4)	2
Net unrealized depreciation on non-control/non-affiliate investments	(43)	—	(43)
Total net unrealized appreciation on investments	$7,407	$5,408	$1,999

Net unrealized appreciation (depreciation) on SBA guaranteed non-affiliate investments relates to guaranteed portions of SBA debt investments made which the Company sells into a secondary market. Unrealized appreciation of SBA guaranteed investments represents the fair value adjustment of guaranteed portions of loans which have not yet been sold. Unrealized depreciation represents the reversal of unrealized appreciation when the SBA 7(a) loans are sold.

The decrease in net unrealized depreciation on SBA unguaranteed non-affiliate investments resulted from a decrease in discount rates on performing and non-performing SBA unguaranteed non-affiliate investments. The discount rate decreased from 5.38% to 5.05% period over period on performing SBA unguaranteed non-affiliate investments. The discount rate decreased from 8.50% to 6.24% period over period on non-performing SBA unguaranteed non-affiliate investments.

Net unrealized appreciation on controlled investments for the nine months ended September 30, 2016 consisted of unrealized appreciation of $3,997,000 and $9,552,000 on our investments in Premier and UPSW, respectively offset by unrealized depreciation of $1,000,000, $1,305,000, and $925,000 on our investments in SBL, NTS, and NBC, respectively. The primary driver of the increases were increases in multiples of comparable companies and increases in revenue growth projections. The decrease in SBL, NTS, and NBC was based on weaker than projected financial performance. Net unrealized appreciation on controlled investments for the nine months ended September 30, 2015 consisted primarily of $5,339,000 of unrealized appreciation on the Company’s investment in UPSW and $5,565,000 of unrealized appreciation on the Company’s investment in SBL offset by unrealized depreciation of approximately $420,000 on the Company’s investment in NTS and $408,000 on NBC. The primary driver for the increase in SBL was the addition of a new third-party servicing contract which provides a longer-term stable revenue stream. The primary driver of the increase in UPSW was better than projected financial performance.

Provision for Deferred Taxes on Unrealized Appreciation of Investments

Certain consolidated subsidiaries of ours are subject to U.S. federal and state income taxes. These taxable subsidiaries are not consolidated with the Company for income tax purposes, but are consolidated for GAAP purposes, and may generate income tax liabilities or assets from temporary differences in the recognition of items for financial reporting and income tax purposes at the subsidiaries. During the nine months ended September 30, 2016, the Company recognized a provision for deferred taxes on unrealized gains of $4,469,000.

Net Unrealized Depreciation on Servicing Assets

(in thousands)	Nine Months Ended September 30, 2016	Nine Months Ended September 30, 2015	Change
Net unrealized depreciation on servicing assets	$(1,341)	$(1,177)	$(164)

The increase in unrealized depreciation on servicing assets is primarily related to the increase in the discount rate from 11.57% to 12.03% offset by decreases in the assumed cumulative prepayment and average cumulative default rates. The increase in discount rate is attributed to determining the discount rate based on risk spreads and observable secondary market transactions for the nine months ended September 30, 2016 compared to a weighted average cost of capital and servicing spread for the nine months ended September 30, 2015. The assumed cumulative prepayment rate decreased from 19% to 15.5% and the assumed average cumulative default rate decreased from 25% to 20%.

Liquidity and Capital Resources

Overview

Cash requirements and liquidity needs over the next twelve months are anticipated to be funded primarily through operating results, available cash and cash equivalents, existing credit lines, proposed new credit lines, additional securitizations of the Company’s SBA unguaranteed loan portions and additional issuances of debt or equity securities.

Public Offerings

In April 2016, the Company and U.S. Bank, N.A. (the “Trustee”), entered into the Second Supplemental Indenture (the “Second Supplemental Indenture”) to the Base Indenture between the Company and the Trustee, relating to the Company’s issuance, offer and sale of $35,000,000 aggregate principal amount of 7.0% Notes due 2021 (the “2021 Notes”). The Company granted an overallotment option of up to $5,250,000 in aggregate principal amount of the 2021 Notes. The sale of the Notes generated proceeds of approximately $33,750,000, net of underwriter’s fees and expenses. In May 2016, the underwriters exercised their option to purchase $5,250,000 in aggregate principal amount of notes for an additional $5,066,000 in net proceeds. The 2021 Notes are the Company’s direct unsecured obligations and rank: (i) pari passu with the Company’s other outstanding and future unsecured indebtedness; (ii) senior to any of the Company’s future indebtedness that expressly provides it is subordinated to the 2021 Notes; (iii) effectively subordinated to all the Company’s existing and future secured indebtedness (including indebtedness that is initially unsecured to which the Company subsequently grants security), to the extent of the value of the assets securing such indebtedness; and (iv) structurally subordinated to all existing and future indebtedness and other obligations of any of the Company’s subsidiaries.

The 2021 Notes will mature on March 31, 2021 and may be redeemed in whole or in part at the Company’s option at any time or from time to time on or after April 22, 2017, at a redemption price of 100% of the outstanding principal amount thereof plus accrued and unpaid interest payments otherwise payable for the then-current quarterly interest period accrued to but not including the date fixed for redemption. The 2021 Notes bear interest at a rate of 7.0% per year payable quarterly on March 31, June 30, September 30, and December 31 of each year, commencing on June 30, 2016, and trade on the Nasdaq Global Market under the trading symbol “NEWTL.”

The Base Indenture, as supplemented by the Second Supplemental Indenture, contains certain covenants including covenants requiring the Company to comply with (regardless of whether it is subject to) the asset coverage requirements set forth in Section 18(a)(1)(A) of the 1940 Act as modified by Section 61(a)(1) of the 1940 Act, to comply with (regardless of whether it is subject to) the restrictions on dividends, distributions and purchase of capital stock set forth in Section 18(a)(1)(B) of the 1940 Act as modified by Section 61(a)(1) of the 1940 Act as in effect immediately prior to the issuance of the 2021 Notes, and to provide financial information to the holders of the 2021 Notes and the Trustee if the Company should no longer be subject to the reporting requirements under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These covenants are subject to important limitations and exceptions that are described in the Base Indenture, as supplemented by the First Supplemental Indenture. The Base Indenture provides for customary events of default and further provides that the Trustee or the holders of 25% in aggregate principal amount of the outstanding 2021 Notes may declare such 2021 Notes immediately due and payable upon the occurrence of any event of default after expiration of any applicable grace period. At September 30, 2016, the Company is in compliance with all covenants related to the 2021 Notes.

On October 15, 2015 we completed a public offering of 2,000,000 shares of our common stock at a public offering price of $16.50 per share. We also sold an additional 300,000 shares of common stock at a public offering price of $16.50 per share pursuant to the underwriter’s full exercise of the over-allotment option. Proceeds, net of offering costs and expenses were $35,290,000.

In September 2015, the Company and the Trustee entered into the Base Indenture and the First Supplemental Indenture relating to the Company’s issuance, offer, and sale of $8,324,000, including the underwriter’s partial exercise of their over-allotment option, in aggregate principal amount of the 7.5% Notes due 2022 (the “2022 Notes”). The 2022 Notes are the Company’s direct unsecured obligations and rank: (i) pari passu with the Company’s other outstanding and future unsecured indebtedness; (ii) senior to any of the Company’s future indebtedness that expressly provides it is subordinated to the 2022 Notes; (iii) effectively subordinated to all the Company’s existing and future secured indebtedness (including indebtedness that is initially unsecured to which the Company subsequently grants security), to the extent of the value of the assets securing such indebtedness; and (iv) structurally subordinated to all existing and future indebtedness and other obligations of any of the Company’s subsidiaries. The 2022 Notes will mature on September 30, 2022 and may be redeemed in whole or in part at the Company’s option at any time or from time to time on or after September 23, 2018, at a redemption price of 100% of the outstanding principal amount thereof plus accrued and unpaid interest payments otherwise payable for the then-current quarterly interest period accrued to but not including the date fixed for redemption. Proceeds net of offering costs and expenses were $7,747,000.

The Base Indenture, as supplemented by the First Supplemental Indenture, contains certain covenants including covenants requiring the Company to comply with (regardless of whether it is subject to) the asset coverage requirements set forth in Section 18(a)(1)(A) of the 1940 Act as modified by Section 61(a)(1) of the 1940 Act, to comply with the restrictions on dividends, distributions and purchase of capital stock set forth in Section 18(a)(1)(B) of the 1940 Act as modified by Section 61(a)(1) of the 1940 Act, and to provide financial information to the holders of the 2022 Notes and the Trustee if the Company should no longer be subject to the reporting requirements under the Exchange Act. These covenants are subject to important limitations and exceptions that are described in the Base Indenture, as supplemented by the Second Supplemental Indenture. The Base Indenture provides for customary events of default and further provides that the Trustee or the holders of 25% in aggregate principal amount of the outstanding 2022 Notes may declare such 2022 Notes immediately due and payable upon the occurrence of any event of default after expiration of any applicable grace period. At September 30, 2016, the Company is in compliance with all covenants related to the 2022 Notes.

On November 18, 2014 we completed a public offering of 2,200,000 shares of our common stock at a public offering price of $12.50 per share. We also sold an additional 330,000 shares of common stock at a public offering price of $12.50 per share pursuant to the underwriter’s full exercise of the over-allotment option. Proceeds, net of offering costs and expenses were $27,883,000.

Capital One Facilities

NSBF has a $50,000,000 credit facility with Capital One. The facility provides for a 55% advance rate on the non-guaranteed portions of the SBA 7(a) loans it originates, and a 90% advance rate on the guaranteed portions of SBA 7(a) loans it originates. The interest rate on the portion of the facility collateralized by the government guaranteed portion of SBA 7(a) loans, is set at Prime plus 1.00%, and there is a quarterly facility fee equal to 0.25% on the unused portion of the revolving credit calculated as of the end of each calendar quarter. The interest rate on the portion of the facility collateralized by the non-guaranteed portion of SBA 7(a) loans, is set at Prime plus 1.875%, and there is a quarterly facility fee equal to 0.25% on the unused portion of the revolving credit calculated as of the end of each calendar quarter. In June 2015, we amended the existing facility to eliminate the fixed charge coverage ratio in exchange for a debt service ratio, new EBITDA minimums, the elimination of restrictions on our ability to pay dividends to stockholders, as well as the release of the guarantees of our former subsidiaries (now treated as portfolio companies). In addition, the amendment extended the date on which the facility will convert to a term loan from May 16, 2016 to May 16, 2017 and extended the maturity date of the facility to May 16, 2019. At September 30, 2016, we had $23,519,000 and $26,400,000 outstanding under the unguaranteed and guaranteed lines of credit, respectively. At September 30, 2016, we were in full compliance with all applicable loan covenants.

Related Party Notes Payable

In June 2015, we entered into an unsecured revolving line of credit agreement with UPSW and NTS. Maximum borrowings under the line of credit are $38,000,000. The outstanding balance bears interest at a rate equal to (a) the greater of LIBOR or 50 basis points plus (b) 7% or at a rate equal to (y) the greater of the Prime Rate or 3.5%, plus (z) 6%. At September 30, 2016, the line of credit bears interest at a rate of 7.5%. The revolving line of credit has a maturity date of June 21, 2019. The outstanding borrowings at September 30, 2016 were $7,400,000.

Securitization Transactions

In December 2010, we created a financing channel for the sale of the unguaranteed portions of SBA 7(a) loans held on our balance sheet. We transferred the unguaranteed portions of SBA loans of $19,615,000, and an additional $3,000,000 in loans issued subsequent to the transaction, to a special purpose entity created for this purpose, Newtek Small Business Loan Trust 2010-1 (the “2010 Trust”), which in turn issued notes (the “securitization notes”) for the par amount of $16,000,000 against the assets in a private placement. The Trust is only permitted to purchase the unguaranteed portion of SBA 7(a) loans, issue asset-backed securities, and make payments on the securities. The 2010 Trust issued a single series of securitization notes to pay for the unguaranteed portions it acquired from us and will be dissolved when those securities have been paid in full. The primary source for repayment of the securitization notes is the cash flows generated from the unguaranteed portion of SBA 7(a) loans now owned by the 2010 Trust. Principal on the securitization notes will be paid by cash flow in excess of that needed to pay various fees related to the operation of the 2010 Trust and interest on the debt. At the time of issuance, the securitization notes had an anticipated maturity of about five years based on the expected performance of the underlying collateral and structure of the debt and a legal maturity of 30 years from the date of issuance. The assets of the 2010 Trust are legally isolated and are not available to pay our creditors. We continue to retain rights to cash reserves and all residual interests in the 2010 Trust and will receive servicing income. Proceeds from this transaction were used to repay a Capital One loan and for general corporate and lending purposes. Because we determined we are the primary beneficiary of the Trust we needed to consolidate the Trust into our financial statements. We continue to recognize the securitization notes in Notes payable. The investors and the 2010 Trust have no recourse to any of our other assets for failure if the Trust has insufficient funds to pay its obligations when due; however, Newtek had provided a limited guaranty to the investors in the 2010 Trust in an amount not to exceed 10% of the original issuance amount, to be used after all of the assets of the 2010 Trust have been exhausted. This limited guaranty was removed in the subsequent 2015 upsizing of the 2010 Trust, as set forth below. The notes were issued with an “AA” rating from S&P based on the underlying collateral.

In December 2011, we entered into a Supplemental Indenture by which the $16,000,000 of securitization notes issued by the 2010 Trust were amended to reflect a new principal amount of $12,880,000, as a result of principal payments made, and additional notes were issued in an initial principal amount of $14,899,000, so that the initial aggregate principal amount of all notes as of December 31, 2011 totaled $27,779,000. The notes are backed by approximately $40,500,000 of the unguaranteed portions of loans originated, and include an additional $5,000,000 to be originated and issued to the 2010 Trust by us under the SBA loan program. The notes retained their “AA” rating under S&P, and the final maturity date of the amended notes is March 22, 2037. The proceeds of the transaction have been used to repay debt and originate new loans.

In March 2013, we transferred the $23,569,000 of unguaranteed portions of SBA loans of, and an additional $5,900,000 in loans issued subsequent to the transaction, to a special purpose entity, Newtek Small Business Loan Trust 2013-1 (the “2013 Trust”). The 2013 Trust in turn issued securitization notes for the par amount of $20,909,000 against the assets in a private placement. The notes received an “A” rating by S&P; and the final maturity date of the amended notes is June 25, 2038. The proceeds of the transaction have been used to repay debt and originate new loans.

In December 2013, we completed an additional transaction whereby the unguaranteed portions of SBA loans of $23,947,000, and an additional $3,642,000 in loans issued subsequent to the transaction, was transferred to the 2013 Trust. The 2013 Trust in turn issued securitization notes for the par amount of $24,433,000 against the assets in a private placement. The notes received an “A” rating by S&P, and the final maturity date of the amended notes is April 25, 2039. The proceeds of the transaction have been used to repay debt and originate new loans.

In December 2014, we completed an additional transaction which resulted in the transfer of $36,000,000 of unguaranteed portions of SBA loans and an additional $7,500,000 in loans which were issued subsequent to the transaction, to the Newtek Small Business Loan Trust 2014-1 (the “2014 Trust”). The 2014 Trust in turn issued securitization notes for the par amount of $31,700,000 against the assets in a private placement. The notes received an “A” rating by S&P, and the final maturity date of the notes is April 2040. The proceeds of the transaction have been used to repay debt and originate new loans.

In September 2015, we issued additional unguaranteed SBA 7(a) loan-backed notes as part of an upsizing of the 2010 Trust. Note principal amounts of the original and exchanged notes were approximately $8,771,000 with additional notes which totaled approximately $32,028,000 as part of the upsizing. The initial aggregate amount of the senior notes issued by the 2010 Trust were approximately $40,800,000 on the closing date. The notes are collateralized by approximately $46,458,000 of SBA 7(a) unguaranteed portions and include a prefunded amount of $14,679,000 to be originated and transferred subsequently to the Trust. The notes retained their “AA” rating under S&P, and the final maturity of the amended notes is February 25, 2041.

Cash Flows and Liquidity

As of September 30, 2016, the Company’s unused sources of liquidity consisted of $81,000 available through the Capital One facility; $11,719,000 available through notes payable with related parties; $2,718,000 in unrestricted cash and $35,000 in money market funds.

Restricted cash of $24,781,000 as of September 30, 2016 is primarily held in NSBF. The majority, or $23,031,000 of restricted cash, is related to NSBF, and includes reserves in the event payments are insufficient to cover interest and/or principal with respect to securitizations, payments collected which are due to loan participants, a reserve established as part of a voluntary agreement with the SBA and amounts owed to the SBA.

The Company generated and used cash as follows:

(in thousands)	Nine months ended September 30, 2016	Nine months ended September 30, 2015
Net cash used in operating activities	$(23,048)	$(20,989)
Net cash used in investing activities	(294)	(93)
Net cash provided by financing activities	21,752	6,367
Net decrease in cash and cash equivalents	(1,590)	(14,715)
Cash and cash equivalents, beginning of period	4,308	17,813
Cash and cash equivalents, end of period	$2,718	$3,098

During the nine months ended September 30, 2016, operating activities used cash of $23,048,000, consisting primarily of (i) $217,779,000 of SBA 7(a) loan investments, (ii) a $5,400,000 investment in 100% of the membership interests of banc-serv Partners, LLC (iii) a $2,057,000 repurchase of a loan from the SBA, (iv) a debt investment of $750,000 in PMT, and (v) a debt investment of $1,020,000 in Excel WebSolutions, LLC. These decreases were offset by (i) the decrease in broker receivables which arise from the guaranteed portions of SBA 7(a) loans that were traded but had not settled before period end and represent the amount of cash due from the purchasing broker; the amount varies depending on loan origination volume and timing of sales at period end, (ii) $18,045,000 of principal payments from affiliate and non-affiliate investments, (iii) a decrease in restricted cash of $1,923,000, and (iv) $183,452,000 of proceeds from the sale of SBA 7(a) investments.

Net cash provided by financing activities was $21,752,000 consisting primarily of (i) proceeds of $38,510,000, net of deferred financing costs from our offer and sale of 7.0% Notes due 2021, (ii) net proceeds of $20,819,000 from borrowings under the Capital One lines of credit, and (iii) Net borrowings of $1,753,000 under related party revolving line of credit. These increases were offset by (i) $22,168,000 of dividend payments, (ii) $16,297,000 of principal payments related to securitizations, and (iii) $866,000 of share repurchases.

Contractual Obligations

The following chart represents the Company’s significant obligations and commitments as of September 30, 2016:

(in thousands)	Payments due by period
Contractual Obligations	Total	Less than 1 year	1 – 3 years	3 – 5 years	More than 5 years
Bank notes payable	$49,919	$26,400	$23,519	$—	$—
Securitization notes payable(1)	75,550	—	—	—	75,550
Notes due 2022(1)	8,324	—	—	—	8,324
Notes due 2021(1)	40,250	—	—	40,250	—
Notes payable – related parties	7,400	—	7,400	—	—
Employment agreements	563	563	—	—	—
Operating leases	14,234	285	3,770	2,416	7,763
Totals	$196,240	$27,248	$34,689	$42,666	$91,637

(1)	Amounts represent principal only and are not shown net of unamortized debt issuance costs. See Note 7.

Critical Accounting Policies and Estimates

The preparation of financial statements and related disclosures in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities,

disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the periods reported. Actual results could materially differ from those estimates. We have identified the following items as critical accounting policies.

Fair Value Measurements

We value investments for which market quotations are readily available at their market quotations. However, a readily available market value is not expected to exist for many of the investments in our portfolio, and we value these portfolio investments at fair value as determined in good faith by our Board under our valuation policy and process. We may seek pricing information with respect to certain of our investments from pricing services or brokers or dealers in order to value such investments. We also employ independent third party valuation firms for certain of our investments for which there is not a readily available market value.

The application of our valuation methods may include comparisons of our portfolio companies to peer companies that are public, the enterprise value of a portfolio company, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings, discounted cash flow, the markets in which the portfolio company does business and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we will consider the pricing indicated by the external event to corroborate the private equity valuation. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the investments may differ significantly from the values that would have been used had a readily available market value existed for such investments and may differ materially from values that may ultimately be received or settled.

Our Board is ultimately and solely responsible for determining, in good faith, the fair value of investments that are not publicly traded, whose market prices are not readily available on a quarterly basis or any other situation where portfolio investments require a fair value determination.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). ASC 820 establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three levels for disclosure purposes. The Company carries all investments at fair value. Additionally, the Company carries its credits in lieu of cash, notes payable in credits in lieu of cash, and servicing assets at fair value. The fair value hierarchy gives the highest priority (Level 1) to quoted prices in active markets for identical assets or liabilities and gives the lowest priority to unobservable inputs (Level 3). An asset or liability’s classification within the fair value hierarchy is based on the lowest level of the significant input to its valuation. The levels of the fair value hierarchy are as follows:

Level 1	Quoted prices in active markets for identical assets or liabilities. Level 1 assets and liabilities include debt and equity securities and derivative contracts that are traded in an active exchange market, as well as certain U.S. Treasury, other U.S. Government and agency mortgage-backed debt securities that are highly liquid and are actively traded in over-the-counter markets.
Level 2	Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities. Level 2 assets and liabilities include debt securities with quoted prices that are traded less frequently than exchange-traded instruments and derivative contracts whose value is determined using a pricing model with inputs that are observable in the market or can be derived principally from or corroborated by observable market data. This category generally includes certain U.S. Government and agency mortgage-backed debt securities, corporate debt securities, derivative contracts and residential mortgage loans held-for-sale.

Level 3	Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities. Level 3 assets and liabilities include financial instruments whose value is determined using pricing models, discounted cash flow methodologies, or similar techniques, as well as instruments for which the determination of fair value requires significant management judgment or estimation. This category generally includes certain private equity investments, retained residual interests in securitizations, residential mortgage servicing rights, and highly structured or long-term derivative contracts.

Valuation of Investments

Level 1 investments are valued using quoted market prices. Level 2 investments are valued using market consensus prices that are corroborated by observable market data and quoted market prices for similar assets and liabilities. Level 3 investments are valued at fair value as determined in good faith by the Board, based on input of management, the audit committee and independent valuation firms that have been engaged at the direction of the Board to assist in the valuation of certain portfolio investments without a readily available market quotation at least once during a trailing twelve-month period under a valuation policy and a consistently applied valuation process.

When determining fair value of Level 3 debt and equity investments, the Company may take into account the following factors, where relevant: the enterprise value of a portfolio company, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons to publicly traded securities, and changes in the interest rate environment and the credit markets generally that may affect the price at which similar investments may be made and other relevant factors. The primary methods for determining enterprise value include a discounted cash flow analysis and a multiple analysis whereby appropriate multiples are applied to the portfolio company’s net income before net interest expense, income tax expense, depreciation and amortization (“EBITDA”) or revenue. The enterprise value analysis is performed to determine the value of equity investments and to determine if debt investments are credit impaired. If debt investments are credit impaired, the Company will use the enterprise value analysis or a liquidation basis analysis to determine fair value. For debt investments that are not determined to be credit impaired, the Company uses a market interest rate yield analysis to determine fair value.

In addition, for certain debt investments, the Company may base its valuation on quotes provided by an independent third party broker.

Due to the inherent uncertainty of determining the fair value of Level 3 investments that do not have a readily available market value, the fair value of the investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that may ultimately be received or settled. Further, such investments are generally subject to legal and other restrictions or otherwise are less liquid than publicly traded instruments. If the Company were required to liquidate a portfolio investment in a forced or liquidation sale, the Company may realize significantly less than the value at which such investment had previously been recorded.

The Company’s investments are subject to market risk. Market risk is the potential for changes in the value due to market changes. Market risk is directly impacted by the volatility and liquidity in the markets in which the investments are traded.

Income Recognition

Interest on loan investments is accrued and included in income based on contractual rates applied to principal amounts outstanding. Interest income is determined using a method that results in a level rate of return on principal amounts outstanding. When a loan becomes 90 days or more past due, or if we otherwise do not expect to receive interest and principal repayments, the loan is placed on non-accrual status and the recognition of interest income is discontinued. Interest payments received on loans that are on non-accrual status are treated as reductions of principal until the principal is repaid.

We receive servicing income related to the guaranteed portions of SBA loan investments which we sell into the secondary market. These recurring fees are earned daily and recorded when earned. Servicing income is earned for the full term of the loan or until the loan is repaid.

We receive a variety of fees from borrowers in the ordinary course of conducting our business, including packaging fees, late fees and prepayment fees. All other income is recorded when earned.

Dividend income is recorded at the time dividends are declared. Distributions of earnings from a portfolio companies are evaluated to determine if the distribution is income, return of capital or realized gain.

Income Taxes

Deferred tax assets and liabilities are computed based upon the differences between the financial statement and income tax basis of assets and liabilities using the enacted tax rates in effect for the year in which those temporary differences are expected to be realized or settled. If available evidence suggests that it is more likely than not that some portion or all of the deferred tax assets will not be realized, a valuation allowance is required to reduce the deferred tax assets to the amount that is more likely than not to be realized.

The Company’s U.S. federal and state income tax returns prior to fiscal year 2013 are closed, and management continually evaluates expiring statutes of limitations, audits, proposed settlements, changes in tax law and new authoritative rulings.

The Company has elected to be treated as a RIC beginning with the 2015 tax year under the Code and operates in a manner so as to continue to qualify for the tax treatment applicable to RICs. The RIC tax return includes Newtek Business Services Corp. and NSBF, a single member LLC disregarded for tax purposes. None of the Company’s other subsidiaries are included in the RIC return. The Company will evaluate and record any deferred tax assets and liabilities of the subsidiaries that are not part of the RIC. In order to maintain its RIC tax treatment, among other things, the Company is required to meet certain source of income and asset diversification requirements and timely distribute to its stockholders at least 90% of investment company taxable income, as defined by the Code, for each tax year. The Company intends to make the requisite distributions to its stockholders, which will generally relieve the Company from U.S. federal income taxes with respect to all income distributed to its stockholders as dividends.

Depending on the level of taxable income earned in a tax year, the Company may choose to retain taxable income in excess of current year dividend distributions, and would distribute such taxable income in the next tax year. The Company would then pay a 4% excise tax on such income, as required. To the extent that the Company determines that its estimated current year annual taxable income, determined on a calendar year basis, could exceed estimated current calendar year dividend distributions, the Company accrues excise tax, if any, on estimated excess taxable income as taxable income is earned. For the nine months ended September 30, 2016 and 2015, no U.S. federal excise taxes were due.

The Company’s Taxable Subsidiaries accrue income taxes payable based on the applicable corporate rates on the net unrealized appreciation generated by the controlled investments held by the Taxable Subsidiaries. Such deferred tax liabilities amounted to $5,327,000 and $857,000 at September 30, 2016 and December 31, 2015, respectively, and are recorded as a deferred tax liability on the condensed consolidated statements of assets and liabilities. The change in deferred tax liabilities is included as a component of net unrealized appreciation (depreciation) on investments in the condensed consolidated statements of operations.

New Accounting Standards

In March 2016, the Financial Accounting Standards Board (“FASB”) issued ASU 2016-09, “Improvements to Employee Share-Based Payment Accounting” which is intended to simplify several aspects of the accounting for share-based payment transactions, including the income tax consequences, classification of awards as either equity or liabilities, and classification on the statement of cash flows. The ASU is effective for annual reporting periods beginning after December 15, 2016, and interim periods within those periods. Early application is permitted. The Company is currently evaluating the impact this ASU will have on its condensed consolidated financial statements and disclosures.

In February 2016, the FASB issued ASU 2016-02, “Leases”, which amends various aspects of existing accounting guidance for leases, including the recognition of a right of use asset and a lease liability for leases with a duration of greater than one year. The ASU is effective for annual reporting periods beginning after December 15, 2018, and interim periods within those periods. Early adoption is permitted. The Company has not completed its review of the new guidance; however, the Company anticipates that upon adoption of the standard it will recognize additional assets and corresponding liabilities related to leases on its condensed consolidated statements of assets and liabilities.

In January 2016, the FASB issued ASU 2016-01, “Financial Instruments — Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Financial Liabilities”, which, among other things, requires an entity to present separately in other comprehensive income the portion of the total change in the fair value of a liability resulting from a change in the instrument-specific credit risk when the entity has elected to measure the liability at fair value in accordance with the fair value option for financial instruments. Additionally, the ASU changes the disclosure requirements for financial instruments. This ASU is effective for annual reporting periods beginning after December 15, 2017, and interim periods within those periods, and early adoption is permitted for certain provisions. The Company is currently evaluating the impact this ASU will have on its condensed consolidated financial statements and disclosures.

Off Balance Sheet Arrangements

There were no off balance sheet arrangements as of September 30, 2016.

UNDERWRITING

Subject to the terms and conditions stated in the underwriting agreement dated the date of this prospectus supplement, each underwriter named below has agreed to purchase, and we have agreed to sell to that underwriter, the number of shares set forth opposite the underwriter’s name.

Underwriter	Shares
Keefe, Bruyette & Woods, Inc.
Raymond James & Associates, Inc.
UBS Securities LLC
Total

The underwriting agreement provides that the obligations of the underwriters to purchase the shares included in this offering are subject to approval of legal matters by counsel and to other conditions. The underwriters are obligated to purchase all the shares (other than those covered by the overallotment option described below) if they purchase any of the shares.

The underwriters propose to offer some of the shares directly to the public at the public offering price set forth on the cover page of this prospectus supplement and some of the shares to dealers at the public offering price less a concession not to exceed $   per share. The underwriting discount of $  per share is equal to   % of the initial offering price. If all of the shares are not sold at the initial offering price, the representatives may change the public offering price and other selling terms. Investors must pay for any shares purchased on or before. The representatives have advised us that the underwriters do not intend to confirm any sales to any accounts over which they exercise discretionary authority.

The underwriters hold an option, exercisable for 30 days from the date of this prospectus supplement, to purchase from us up to an additional 225,000 shares at the public offering price less the underwriting discount. The underwriters may exercise the option solely for the purpose of covering overallotments, if any, in connection with this offering. To the extent such option is exercised, each underwriter must purchase a number of additional shares approximately proportionate to that underwriter’s initial purchase commitment.

We and each of our directors and officers has agreed that, for a period of 90 days from the date of this prospectus supplement (the “Lock-up Period”), such party will not, without the prior written consent of Keefe, Bruyette & Woods, Inc., Raymond James & Associates, Inc. and UBS Securities LLC, offer, sell, offer to sell, contract or agree to sell, hypothecate, hedge, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, any shares of our common stock or any securities convertible into or exercisable or exchangeable for our common stock, provided, however, that the Company may issue and sell shares pursuant to our dividend reinvestment plan and other limited exceptions. Keefe, Bruyette & Woods, Inc., Raymond James & Associates, Inc. and UBS Securities LLC in their sole discretion may release any of the securities subject to these lock-up agreements at any time.

Our common stock is traded on the Nasdaq Global Market under the symbol “NEWT.”

The following table shows the underwriting discounts to be paid to the underwriters in connection with this offering. These amounts are shown assuming both no exercise and full exercise of the underwriters’ option to purchase 225,000 additional shares. This offering will conform with the requirements set forth in Financial Industry Regulatory Authority Rule 2310. The sum of all compensation to the underwriters in connection with this offering of shares, including the underwriting discount, will not exceed 10% of the total public offering price of the shares sold in this offering.

	No Exercise	Full Exercise
Per Common Share	$	$
Total	$	$

The Company has agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act of 1933, or to contribute to payments the underwriters may be required to make because of any of those liabilities.

Certain underwriters may make a market in the shares. No underwriter is, however, obligated to conduct market-making activities and any such activities may be discontinued at any time without notice, at the sole discretion of the underwriter. No assurance can be given as to the liquidity of, or the trading market for, the shares as a result of any market-making activities undertaken by any underwriter. This prospectus supplement is to be used by any underwriter in connection with the offering and, during the period in which a prospectus must be delivered, with offers and sales of the shares in market-making transactions in the over-the-counter market at negotiated prices related to prevailing market prices at the time of the sale.

In connection with the offering, Keefe, Bruyette & Woods, Inc., Raymond James & Associates, Inc. and UBS Securities LLC may purchase and sell shares in the open market. These transactions may include short sales, syndicate covering transactions and stabilizing transactions. Short sales involve syndicate sales of shares of shares in excess of the number of shares to be purchased by the underwriters in the offering, which creates a syndicate short position. “Covered” short sales are sales of shares made in an amount up to the number of shares represented by the underwriters’ overallotment option. In determining the source of shares to close out the covered syndicate short position, the underwriters will consider, among other things, the price of shares available for purchase in the open market as compared to the price at which they may purchase shares through the overallotment option. Transactions to close out the covered syndicate short position involve either purchases of shares in the open market after the distribution has been completed or the exercise of the overallotment option. The underwriters may also make “naked” short sales of shares in excess of the overallotment option. The underwriters must close out any naked short position by purchasing shares in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of shares in the open market after pricing that could adversely affect investors who purchase in the offering. Stabilizing transactions consist of bids for or purchases of shares in the open market while the offering is in progress.

The underwriters also may impose a penalty bid. Penalty bids permit the underwriters to reclaim a selling concession from a syndicate member when Keefe, Bruyette & Woods, Inc., Raymond James & Associates, Inc. and/or UBS Securities LLC repurchases shares originally sold by that syndicate member in order to cover syndicate short positions or make stabilizing purchases.

Any of these activities may have the effect of preventing or retarding a decline in the market price of shares. They may also cause the price of shares to be higher than the price that would otherwise exist in the open market in the absence of these transactions. The underwriters may conduct these transactions on the Nasdaq Global Market, or in the over-the-counter market, or otherwise. If the underwriters commence any of these transactions, they may discontinue them at any time.

We estimate that the total expenses of this offering, excluding the underwriting discounts, will be approximately $160,000.

A prospectus in electronic format may be made available on the websites maintained by one or more of the underwriters. The representatives may agree to allocate a number of shares to underwriters for sale to their online brokerage account holders. The representatives will allocate shares to underwriters that may make

Internet distributions on the same basis as other allocations. In addition, shares may be sold by the underwriters to securities dealers who resell shares to online brokerage account holders.

We anticipate that, from time to time, certain underwriters may act as brokers or dealers in connection with the execution of the Company’s portfolio transactions after they have ceased to be underwriters and, subject to certain restrictions, may act as brokers while they are underwriters.

Certain underwriters may have performed investment banking and advisory services for us and our affiliates from time to time, for which they have received customary fees and expenses. Certain underwriters may, from time to time, engage in transactions with or perform services for us and our affiliates in the ordinary course of business.

The principal business addresses of the underwriters are: Keefe, Bruyette & Woods, Inc., 787 Seventh Avenue, Fourth Floor, New York, New York 10019, Raymond James & Associates, Inc., 880 Carillon Parkway, St. Petersburg, FL and UBS Securities LLC, 1285 Avenue of the Americas, New York, NY 10019.

Each of the underwriters may arrange to sell common shares offered hereby in certain jurisdictions outside the United States, either directly or through affiliates, where they are permitted to do so.

LEGAL MATTERS

Certain legal matters in connection with the securities offered hereby will be passed upon for us by Sutherland Asbill & Brennan LLP, Washington, District of Columbia. Certain legal matters in connection with the securities offered hereby will be passed upon for the underwriters by Baker & Hostetler LLP.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We have selected RSM US LLP (formerly McGladrey LLP) as our independent registered public accounting firm located at 1185 Avenue of the Americas, New York, NY 10036. The consolidated financial statements of Newtek Business Services, Corp. as of and for the years ended December 31, 2015, December 31, 2014, and December 31, 2013 in the accompanying prospectus have been audited by RSM US LLP.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to the shares of common stock offered by this prospectus supplement and the accompanying prospectus. The registration statement contains additional information about us and the shares of common stock being offered by this prospectus supplement and the accompanying prospectus.

We maintain a website at http://www.NewtekOne.com and intend to make all of our annual, quarterly and current reports, proxy statements and other publicly filed information available, free of charge, on or through our website. Information contained on our website is not incorporated into this prospectus, and you should not consider information on our website to be part of this prospectus. You may also obtain such information by contacting us in writing at 1981 Marcus Avenue, Suite 130, Lake Success, New York 11042. The SEC maintains a website that contains reports, proxy and information statements and other information we file with the SEC at www.sec.gov. Copies of these reports, proxy and information statements and other information may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102. Information contained on our website or on the SEC’s website about us is not incorporated into this prospectus and you should not consider information contained on our website or on the SEC’s website to be part of this prospectus supplement and the accompanying prospectus and you should not consider information contained on our website or on the SEC’s website to be part of this prospectus supplement and the accompanying prospectus.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

(In Thousands, except for Per Share Data)

	September 30, 2016	December 31, 2015
	(Unaudited)	(Note 1)
ASSETS
Investments, at fair value
SBA unguaranteed non-affiliate investments (cost of $204,459 and $166,752, respectively; includes $135,075 and $146,463, respectively, related to securitization trusts)	$196,624	$158,355
SBA guaranteed non-affiliate investments (cost of $7,849 and $2,069, respectively)	8,754	2,284
Controlled investments (cost of $41,094 and $35,781, respectively)	120,420	104,376
Non-control/non-affiliate investments (cost of $1,020 and $1,847, respectively)	1,020	1,824
Investments in money market funds (cost of $35 and $35, respectively)	35	35
Total investments at fair value	326,853	266,874
Cash and cash equivalents	2,718	4,308
Restricted cash	24,781	22,869
Broker receivable	21,495	32,083
Due from related parties	3,012	3,056
Servicing assets, at fair value	15,619	13,042
Credits in lieu of cash, at fair value	216	860
Other assets	10,155	9,338
Total assets	$404,849	$352,430
LIABILITIES AND NET ASSETS
Liabilities:
Bank notes payable	$49,919	$29,100
Notes due 2022 (Note 7)	7,832	7,770
Notes due 2021 (Note 7)	38,680	—
Notes payable – Securitization trusts (Note 7)	73,471	89,244
Dividends payable	—	5,802
Notes payable – related parties	7,400	5,647
Due to related parties	1,191	256
Notes payable in credits in lieu of cash, at fair value	216	860
Deferred tax liability	5,327	857
Accounts payable, accrued expenses and other liabilities	12,641	8,945
Total liabilities	196,677	148,481
Commitments and contingencies (Note 8)
Net Assets:
Preferred stock (par value $0.02 per share; authorized 1,000 shares, no shares issued and outstanding)	—	—
Common stock (par value $0.02 per share; authorized 200,000 shares, 14,594 and 14,509 issued and outstanding, respectively)	292	290
Additional paid-in capital	188,647	189,031
Undistributed net investment income	(3,150)	4,437
Net unrealized appreciation, net of deferred taxes	14,128	8,062
Net realized gains	8,255	2,129
Total net assets	208,172	203,949
Total liabilities and net assets	$404,849	$352,430
Net asset value per common share	$14.26	$14.06

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
(In Thousands, except for Per Share Data)

	Three Months Ended September 30, 2016	Three Months Ended September 30, 2015	Nine Months Ended September 30, 2016	Nine Months Ended September 30, 2015
Investment income:
From non-affiliate investments:
Interest income	$2,583	$2,153	$7,404	$6,509
Servicing income	1,551	1,262	4,581	3,373
Other income	692	472	1,913	1,331
Total investment income from non-affiliate investments	4,826	3,887	13,898	11,213
From controlled investments:
Interest income	92	58	251	202
Dividend income	2,933	3,093	7,719	5,967
Other income	—	—	—	12
Total investment income from controlled investments	3,025	3,151	7,970	6,181
Total investment income	7,851	7,038	21,868	17,394
Expenses:
Salaries and benefits	3,439	3,444	10,412	9,600
Stock-based compensation	226	—	226	—
Interest	2,341	1,864	5,804	4,948
Depreciation and amortization	84	87	209	257
Loss on lease	(152)	(74)	1,335	(218)
Other general and administrative costs	4,038	3,208	11,468	9,069
Total expenses	9,976	8,529	29,454	23,656
Net investment loss	(2,125)	(1,491)	(7,586)	(6,262)
Net realized and unrealized gains (losses):
Net realized gain on non-affiliate investments	8,716	6,620	22,536	21,659
Net unrealized (depreciation) appreciation on SBA guaranteed non-affiliate investments	(78)	(48)	690	(3,210)
Net unrealized appreciation (depreciation) on SBA unguaranteed non-affiliate investments	1,418	(531)	869	(1,667)
Net unrealized appreciation on controlled investments	4,638	770	10,362	10,289
Provision for deferred taxes on unrealized appreciation on controlled investments	(2,028)	—	(4,469)	—
Net unrealized depreciation on non-control/non-affiliate investments	—	—	(43)	—
Net unrealized depreciation on servicing assets	(500)	(565)	(1,341)	(1,177)
Net unrealized depreciation on credits in lieu of cash and notes payable in credits in lieu of cash	(1)	(6)	(2)	(4)
Net realized and unrealized gains	12,165	6,240	28,602	25,890
Net increase in net assets	$10,040	$4,749	$21,016	$19,628
Net increase in net assets per share	$0.69	$0.46	$1.45	$1.92
Net investment loss per share	$(0.15)	$(0.14)	$(0.52)	$(0.61)
Dividends declared per common share	$0.43	$—	$1.13	$0.86
Weighted average shares outstanding	14,556	10,318	14,515	10,244

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)
(In Thousands)

Nine Months Ended September 30, 2016
Increase in net assets:
Net investment loss	$(7,586)
Net realized gain on investments	22,536
Net change in unrealized appreciation on investments	7,409
Net change in unrealized depreciation on servicing assets	(1,341)
Net change in unrealized depreciation on credits in lieu of cash and notes payable in credits in lieu of cash	(2)
Net increase in net assets	21,016
Distributions to stockholders:
Distributions to stockholders from net realized gains	(16,367)
Capital share transactions:
Issuance of common stock under dividend reinvestment plan	588
Stock compensation	226
Repurchase of common stock under share repurchase plan	(866)
Net decrease in net assets from capital share transactions	(52)
Other transactions:
Return of dividends related to common stock issued in connection with litigation settlement	2
Consolidation of Exponential Business Development Co., Inc. (Note 2)	(376)
Net decrease in net assets from other transactions	(374)
Total increase in net assets	4,223
Net assets at beginning of period	203,949
Net assets at end of period	$208,172
Common shares outstanding at end of period	14,594
Capital share activity:
Shares issued under dividend reinvestment plan	52
Restricted shares issued under Stock Incentive Plan	103
Shares repurchased under share repurchase plan	(70)
Net increase in capital activity	85

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)
(In Thousands)

	Nine Months Ended September 30, 2016	Nine Months Ended September 30, 2015
Cash flows from operating activities:
Net increase in net assets	$21,016	$19,628
Adjustments to reconcile net increase in net assets to net cash used in operating activities:
Net unrealized appreciation on controlled investments	(10,362)	(10,289)
Net unrealized (appreciation) depreciation on non-affiliate investments	(1,516)	4,877
Net unrealized depreciation on servicing assets	1,341	1,177
Realized gains on non-affiliate investments	(23,299)	(22,287)
Realized losses on non-affiliate investments	763	628
Loss on lease	1,335	218
Amortization of deferred financing costs	921	1,037
Deferred income taxes	4,469	—
Depreciation and amortization	209	257
Purchase of loan from SBA	(2,057)	(703)
Funding of controlled investments	(6,175)	(14,230)
Funding of non-control/non-affiliate investments	(1,020)	—
Originations of SBA guaranteed non-affiliate investments	(166,212)	(128,672)
Principal payments received from controlled investments	1,800	800
Principal payments received from non-control/non-affiliate investments	910	84
Proceeds from sale of SBA guaranteed non-affiliate investments	183,452	176,973
Originations of SBA unguaranteed non-affiliate investments	(51,567)	(39,084)
Payments received on SBA non-affiliate investments	15,336	14,191
Other, net	527	548
Changes in operating assets and liabilities:
Net increase in investments in money market funds	—	2,964
Broker receivable	10,588	(22,238)
Due to/from related parties	542	(2,634)
Other assets	470	5,613
Accounts payable, accrued expenses and other liabilities	1,300	438
Change in restricted cash	(1,923)	(6,797)
Capitalized servicing assets	(3,919)	(3,589)
Other, net	23	101
Net cash used in operating activities	(23,048)	(20,989)
Cash flows from investing activities:
Purchase of fixed assets	(294)	(93)
Cash flows from financing activities:
Net borrowings (payments) on bank lines of credit	20,819	(12,007)
Net borrowings on related party line of credit	1,753	18,121
Repurchase of common stock under share repurchase plan	(866)	—
Proceeds from Notes due 2022	—	8,200

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED) – (continued)
(In Thousands)

	Nine Months Ended September 30, 2016	Nine Months Ended September 30, 2015
Proceeds from Notes due 2021	40,250	—
Payments on bank term note payable	—	(9,167)
Dividends paid	(22,168)	(8,787)
Payments on Notes Payable – Securitization Trusts	(16,297)	(13,786)
Issuance of senior notes, net of issuance costs	—	32,029
Change in restricted cash related to securitization trusts	11	(4,536)
Exponential of New York, LLC distribution to members	—	(2,414)
Additions to deferred financing costs	(1,740)	(1,274)
Other, net	(10)	(12)
Net cash provided by financing activities	21,752	6,367
Net decrease in cash and cash equivalents	(1,590)	(14,715)
Cash and cash equivalents—beginning of period	4,308	17,813
Cash and cash equivalents—end of period	$2,718	$3,098
Supplemental disclosure of cash flow activities:
Non-cash operating, investing and financing activities:
Reduction of credits in lieu of cash and notes payable in credits in lieu of cash balances due to delivery of tax credits to Certified Investors	$652	$1,043
Foreclosed real estate acquired	$387	$832
Reversal of deferred tax asset	$—	$2,870
Issuance of common shares in connection with acquisition of Premier Payments LLC	$—	$2,472
Issuance of common shares in connection with legal settlement	$—	$215
Issuance of common stock under dividend reinvestment plan	$588	$87
Fixed assets acquired from tenant improvement allowance	$1,288	$—

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2016 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Performing SBA Unguaranteed Investments(1)
JJA Transportation Management Inc.	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	9/30/2026	$52.5	$52.5	$44.7	0.02%
Seaway LLC and Reklaw LLC dba Allure Lounge	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/30/2041	137.5	137.5	142.9	0.07%
MegaPhase, LLC	Computer and Electronic Product Manufacturing	Term Loan	Prime plus 2.75%	9/30/2026	150.0	150.0	143.5	0.07%
Adelwerth Bus Corporation, Transportation Leasing Corp.	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	9/30/2029	654.0	654.0	624.8	0.30%
Adelworth Bus Corp.	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	9/30/2041	242.8	242.8	237.5	0.11%
Thunderdome Racing Inc.	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/29/2026	19.1	19.1	18.7	0.01%
Vision Automotive LLC dba Vision Chrysler Jeep Dodge Ram of Defiance	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	9/29/2029	671.5	671.5	624.8	0.30%
Las Casuelas Del Este Inc.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/29/2041	800.0	800.0	813.2	0.39%
Paragon Global, LLC and Paragon Fabricators Inc and Paragon Field Services	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	9/28/2041	405.8	405.8	383.4	0.18%
CNC Precision Machine, Inc.	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	9/28/2041	1,250.0	1,250.0	1,235.1	0.59%
Paragon Fabricators Inc, Paragon Field Services, Inc and Paragon Global	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	9/28/2026	648.0	648.0	593.0	0.28%
CD Game Exchange Inc.	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	9/28/2026	22.5	22.5	19.2	0.01%
Beadon Inc	Food and Beverage Stores	Term Loan	Prime plus 2.75%	9/28/2026	22.5	22.5	22.3	0.01%
Graphics, Type and Color Enterprises Inc dba Clubflyers.com and GTC Med	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	9/28/2041	850.0	850.0	883.4	0.42%
Kyle M Walker DDS, PC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/27/2026	217.8	217.8	191.1	0.09%
Luna Nueva LLC dba Bio Builders	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	9/27/2026	15.0	15.0	13.2	0.01%
Reynolds Fence & Guardrail Inc.	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	9/27/2026	629.6	629.6	603.6	0.29%
Luv 2 Play Nor Call, LLC dba Luv 2 Play	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/27/2026	52.5	52.5	46.8	0.02%
Sarah S Olelewe MD Inc	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/26/2041	292.4	292.4	289.7	0.14%
PeopleBest Inc.	Administrative and Support Services	Term Loan	Prime plus 2.75%	9/26/2026	15.0	15.0	12.8	0.01%
TPFC, LLC dba The Picture Frame Company	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	9/26/2041	58.8	58.8	58.3	0.03%
Ridge Road Equestrian LLC dba Ricochet Ridge Ranch	Support Activities for Agriculture and Forestry	Term Loan	Prime plus 2.75%	9/26/2026	9.0	9.0	8.8	—%
Mr. Mulch, Inc	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	9/23/2041	405.8	405.8	376.8	0.18%
B4 Fitness LLC dba The Zoo Health Club	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/23/2026	87.5	87.5	79.0	0.04%
GRA Financial Services Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/22/2026	12.0	12.0	10.2	—%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2016 (UNAUDITED) – (continued)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Information Television Network Inc	Motion Picture and Sound Recording Industries	Term Loan	Prime plus 2.75%	9/22/2041	$836.8	$836.8	$859.0	0.41%
Kids at Heart, LLC dba Monster Mini Golf	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/22/2026	22.5	22.5	19.5	0.01%
Wrecking Crew Media LLC	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	9/21/2026	50.0	50.0	42.6	0.02%
Cuppiecakes LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/21/2041	22.5	22.5	22.2	0.01%
Benoit’s Towing and Recovery LLC	Support Activities for Transportation	Term Loan	Prime plus 2.75%	9/20/2026	12.0	12.0	10.4	—%
Consulting Solutions Inc. and Mark Luciani	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/20/2026	22.5	22.5	21.1	0.01%
Brittany Burns LLC dba Dreams Come True	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/19/2026	12.9	12.9	13.0	0.01%
Eyncon LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/16/2041	50.0	50.0	50.0	0.02%
Tresa S.Parris dba Wagging Tails Grooming	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/16/2026	8.0	8.0	6.8	—%
The Merrin Group LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/15/2026	175.0	175.0	166.8	0.08%
Atlantic Alarm Systems and Services LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	9/14/2026	15.5	15.5	13.6	0.01%
Rich’s Food Stores LLC dba Hwy 55 of Wallace	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/14/2026	145.5	145.5	139.4	0.07%
Metropet Dog Center, Inc	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/13/2041	109.3	109.3	109.6	0.05%
Marquis Cattle Company	Animal Production and Aquaculture	Term Loan	Prime plus 2.75%	9/13/2026	50.0	50.0	50.5	0.02%
Bingham Enterprises, Inc and Full Belli Deli and Sausage Company	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/12/2041	82.5	82.5	79.8	0.04%
Artisan Infrastructure Holdings, LLC	Data Processing, Hosting, and Related Services	Term Loan	Prime plus 2.75%	9/7/2026	125.0	125.0	106.5	0.05%
SRA Mechanicial Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	9/6/2041	43.8	43.8	45.2	0.02%
Sandia Enterprises Inc dba Massage Envy Spa	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/6/2026	62.5	62.5	53.3	0.03%
Animal Intrusion Prevention Systems Holding Company, LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	8/30/2026	125.0	125.0	109.2	0.05%
Suncrest Stone Products LLC	Nonmetallic Mineral Product Manufacturing	Term Loan	Prime plus 2.75%	8/29/2026	586.8	586.8	523.7	0.25%
Clark Realty LLC	Real Estate	Term Loan	Prime plus 2.75%	8/29/2041	237.5	237.5	226.0	0.11%
Raem Corporation dba Dryclean Express	Personal and Laundry Services	Term Loan	Prime plus 2.75%	8/29/2041	72.5	72.5	74.3	0.04%
Suncrest Stone Products LLC	Nonmetallic Mineral Product Manufacturing	Term Loan	Prime plus 2.75%	8/29/2041	649.6	649.6	599.2	0.29%
TAGR Inc dba Miami Grill 137 and John Nakis	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/26/2026	106.8	106.8	93.3	0.04%
Warren Dale Warrington dba Custom Paint and Body	Repair and Maintenance	Term Loan	Prime plus 2.75%	8/26/2041	101.3	101.3	102.2	0.05%
Albert Basse Associates Inc	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	8/25/2026	62.5	62.5	62.2	0.03%
TR Companies LLC dba True Value Rental and Liberty Rental 4 U	Rental and Leasing Services	Term Loan	Prime plus 2.75%	8/25/2026	90.0	90.0	76.7	0.04%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2016 (UNAUDITED) – (continued)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Tabadesa Associates Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/25/2026	$22.5	$22.5	$19.2	0.01%
Avery Management Inc. dba Whetstone Upholstery	Repair and Maintenance	Term Loan	Prime plus 2.75%	8/25/2026	10.7	10.7	9.1	—%
Dean Technology Inc	Electrical Equipment, Appliance, and Component Manufacturing	Term Loan	Prime plus 2.75%	8/25/2041	387.1	387.1	398.5	0.19%
Rosmel Pools Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	8/25/2026	22.5	22.5	19.6	0.01%
Strike Zone Entertainment Center LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/24/2041	500.0	251.9	261.9	0.13%
Tim’s Tire & Automotive Center, LLC	Support Activities for Transportation	Term Loan	Prime plus 2.75%	8/16/2026	816.6	816.6	737.6	0.35%
Luv 2 Play Temecula, LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	8/15/2026	60.0	60.0	51.1	0.02%
Bear Creek Entertainment LLC dba The Woods at Bear Creek	Accommodation	Term Loan	Prime plus 2.75%	8/12/2041	437.5	81.2	84.4	0.04%
2 Cool Beans LLC dba Menchies’s Frozen Yogurt	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/11/2026	82.5	82.5	70.3	0.03%
Grayson O Company	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	8/10/2041	625.0	625.0	643.2	0.31%
PCNKC Inc dba Plato’s Closet	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	8/10/2026	18.8	18.8	16.4	0.01%
Charal Investments LLC dba Orange Theory Fitness	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	8/10/2026	87.5	87.5	74.6	0.04%
Paul Belanger dba Paul Belanger Landscaping	Administrative and Support Services	Term Loan	Prime plus 2.75%	8/9/2026	15.0	15.0	12.8	0.01%
303 Tower Drive LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	7/29/2041	400.3	399.7	405.6	0.19%
Nicolette Reiser dba Comfort & Balance	Personal and Laundry Services	Term Loan	Prime plus 2.75%	7/29/2041	75.0	74.9	75.5	0.04%
R Performance LLC dba Performance Automotive of San Diego	Repair and Maintenance	Term Loan	Prime plus 2.75%	7/29/2026	15.0	14.9	13.1	0.01%
The Hungry Rhino LLC	Real Estate	Term Loan	Prime plus 2.75%	7/29/2041	76.3	76.1	75.3	0.04%
Little Tree Huggers Child Care LLC	Social Assistance	Term Loan	Prime plus 2.75%	7/29/2041	140.0	139.8	144.7	0.07%
USA General Investment LLC dba Braniff Paint and Body Shop	Repair and Maintenance	Term Loan	Prime plus 2.75%	7/29/2026	22.5	22.4	19.7	0.01%
MacIver Corporation dba Division Camera	Rental and Leasing Services	Term Loan	Prime plus 2.75%	7/28/2026	1,250.0	1,242.4	1,163.6	0.56%
J And G Group Services LLC and United Vending of Florida Inc	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	7/28/2026	31.5	31.3	27.9	0.01%
Intrepid Trinity LLC	Nonstore Retailers	Term Loan	Prime plus 2.75%	7/28/2041	62.5	62.4	62.7	0.03%
Apple Tree NC Inc dba Williams Farm & Garden Center	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	7/28/2041	337.0	336.5	329.4	0.16%
Big Apple Entertainment Partners LLC dba Ripley’s Believe It or Not	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	7/28/2026	300.0	298.2	254.1	0.12%
676 Club LP dba The Green Door Tavern/The Drifter	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/28/2041	670.0	669.1	684.7	0.33%
KJCKD Inc dba Camelot Print & Copy Centers/Copy A Second	Administrative and Support Services	Term Loan	Prime plus 2.75%	7/28/2041	587.0	586.2	581.8	0.28%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2016 (UNAUDITED) – (continued)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
EPEC Juice LLC dba Jamba Juice	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/27/2026	$82.5	$82.5	$70.3	0.03%
Kidtastic LLC dba The Little Gym of Audubon	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	7/27/2026	53.8	53.4	45.5	0.02%
GF Libations Inc dba Minuteman Press	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	7/27/2041	40.5	40.3	35.5	0.02%
Peckett’s Inc	Crop Production	Term Loan	Prime plus 2.75%	7/27/2041	225.0	224.7	233.5	0.11%
JAG Unit 1, LLC dba Arooga’s Grille House and Sports Bar	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/27/2026	125.0	124.2	105.9	0.05%
Pinco Pizza LLC dba Jet’s Pizza	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/27/2026	72.9	72.9	71.3	0.03%
The Grasso Companies, LLC and Grasso Pavement Maintenance, LLC	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	7/26/2026	91.0	90.6	82.3	0.04%
Gino Italian American Deli and Meat Market Inc	Food and Beverage Stores	Term Loan	Prime plus 2.75%	7/25/2041	536.8	538.2	529.2	0.25%
My Sainath Inc dba Motel 6	Accommodation	Term Loan	Prime plus 2.75%	7/22/2041	305.4	305.0	310.3	0.15%
Robert G Larson State Farm Insurance	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	7/22/2026	22.5	22.4	19.1	0.01%
J and D Resources LLC dba Aqua Science	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	7/19/2026	130.5	129.7	111.7	0.05%
Robert P Daniels dba Ginger and Friend’s Peppermint Village Gift Shop	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	7/18/2026	15.8	15.7	13.3	0.01%
Billingsworks LLC dba Spoon Shine Cafe	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/15/2026	9.7	9.6	9.7	—%
Franklin Firm LLC dba Luv 2 Play	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	7/15/2041	173.3	120.9	125.7	0.06%
Be Beautiful LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	7/14/2041	66.5	66.4	67.6	0.03%
Takeuchi Commercial Cleaning Services, LLC dba We Clean San Diego	Administrative and Support Services	Term Loan	Prime plus 2.75%	7/13/2026	46.3	46.0	39.2	0.02%
Jacob Rugs LLC dba Rugs Outlet	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	7/13/2026	65.6	65.2	65.8	0.03%
RM Hawkins LLC dba Pure Water Tech West	Nonstore Retailers	Term Loan	Prime plus 2.75%	7/7/2026	50.0	49.8	47.3	0.02%
Dino Smiles Children’s Cosmetic Dentistry	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	7/7/2026	14.3	14.2	12.4	0.01%
Nevey’s LLC dba Stark Food III	Food and Beverage Stores	Term Loan	Prime plus 2.75%	6/30/2041	293.9	159.6	165.8	0.08%
Soregard Inc	Furniture and Related Product Manufacturing	Term Loan	Prime plus 2.75%	6/30/2041	278.8	278.0	263.4	0.13%
Martin Inventory Management LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	6/30/2026	105.8	104.5	105.4	0.05%
P L H Pharmaco Inc dba Farmacia San Jose	Health and Personal Care Stores	Term Loan	Prime plus 2.75%	6/30/2026	175.0	173.0	169.3	0.08%
Hartford Cardiology Group LLC and Ideal Nutrition of Connecticut LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/30/2026	482.5	480.1	415.4	0.20%
Desert Tacos LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/30/2026	98.8	36.8	37.1	0.02%
VMA Technologies LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/30/2026	22.5	22.2	18.9	0.01%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2016 (UNAUDITED) – (continued)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Corning Lumber Company Inc and Frank R Close and Son Inc dba Close Pai	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	6/30/2029	$195.5	$193.8	$196.9	0.09%
Castone Creations Inc	Nonmetallic Mineral Product Manufacturing	Term Loan	Prime plus 2.75%	6/29/2026	87.5	84.8	75.4	0.04%
WGI, LLC dba Williams Grant Inn	Accommodation	Term Loan	Prime plus 2.75%	6/29/2041	131.3	130.9	130.1	0.06%
Ninsa LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/29/2041	112.5	112.2	116.5	0.06%
KWG Industries, LLC dba Peterson & Marsh Metal Industries	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	6/29/2041	304.5	304.1	306.9	0.15%
O.D.S. Inc dba Four Seasons Health & Racquet and Step ‘N’ Motion, Inc	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/29/2026	140.0	138.3	120.9	0.06%
E & P Holdings 1 LLC and Evans & Paul LLC	Nonmetallic Mineral Product Manufacturing	Term Loan	Prime plus 2.75%	6/28/2026	125.0	123.7	108.9	0.05%
MaidPro Marin dba MaidPro	Administrative and Support Services	Term Loan	Prime plus 2.75%	6/28/2026	17.6	17.3	14.8	0.01%
Edge Pest Control LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	6/27/2026	750.0	740.8	630.8	0.30%
All Printing Solutions, Inc. dba Pryntcomm	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	6/27/2041	545.6	545.0	520.4	0.25%
Island Time Investments, LLC dba Swantown Inn Bed & Breakfast	Accommodation	Term Loan	Prime plus 2.75%	6/24/2041	101.3	101.0	104.9	0.05%
Jumbomarkets Inc dba Rines Jumbomarkets	Food and Beverage Stores	Term Loan	Prime plus 2.75%	6/24/2026	50.0	49.4	42.1	0.02%
El Basha Inc dba RPM West San Fernando Valley	Real Estate	Term Loan	Prime plus 2.75%	6/24/2026	22.5	21.8	18.6	0.01%
Yellow Cab Company of Kissimmee Inc	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	6/24/2041	56.8	56.7	53.8	0.03%
Long Island Comedy LLC dba Governors and New York Comedy, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/23/2041	187.5	187.0	186.3	0.09%
Visual Advantage LLC dba Signs Now Perryberg	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/23/2041	91.3	91.0	89.6	0.04%
Shooting Sports Academy LLC and Jetaa LLC dba Shooting Sports Academy	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/23/2041	494.8	103.8	107.8	0.05%
SNS of Central Alabama, LLC dba Steak N Shake	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/21/2026	57.5	56.8	51.5	0.02%
Italian Heritage Tile and Stone Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/20/2026	62.5	61.7	52.6	0.03%
Evergreen Investment & Property Management LLC, Universal Kidney Center	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/20/2041	1,250.0	1,248.5	1,273.1	0.61%
Bagelicious, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/17/2026	54.6	53.9	46.2	0.02%
T and B Boots Inc dba Takken’s Shoes	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	6/17/2026	225.0	222.3	221.9	0.11%
NKJ Lusby Donuts LLC	Food and Beverage Stores	Term Loan	Prime plus 2.75%	6/16/2026	22.5	22.2	18.9	0.01%
Winegirl Wines LLC	Beverage and Tobacco Product Manufacturing	Term Loan	Prime plus 2.75%	6/16/2026	11.3	11.1	11.1	0.01%
Blue Eagle Transport Inc, Greeneagle Transport Inc and Golden Eagle Transport	Couriers and Messengers	Term Loan	Prime plus 2.75%	6/16/2026	583.0	575.9	490.3	0.24%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2016 (UNAUDITED) – (continued)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Jai-Alexia Consulting, Inc.	Couriers and Messengers	Term Loan	Prime plus 2.75%	6/15/2026	$11.8	$11.7	$9.9	—%
Pumpkin Patch Child Care of Southington, LLC and Giuseppe Pugliares	Social Assistance	Term Loan	Prime plus 2%	6/15/2041	515.3	513.6	487.5	0.23%
Strag Industries LLC dba Meineke Car Care Center 841	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/15/2026	15.0	14.8	13.6	0.01%
Luv 2 Play AZ LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/10/2026	62.5	61.7	59.9	0.03%
Refoleen Inc dba Spice and Tea Exchange	Food and Beverage Stores	Term Loan	Prime plus 2.75%	6/10/2026	85.0	85.0	72.4	0.03%
VBGB Uptown, LLC dba VBGB Beer Hall & Garden	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/8/2026	84.0	83.0	70.7	0.03%
ScimTech Industries Inc dba Archer Aerospace	Computer and Electronic Product Manufacturing	Term Loan	Prime plus 2.75%	6/6/2026	12.0	11.9	10.1	—%
Larry H. Patterson and Rainbow Movers, Inc	Truck Transportation	Term Loan	Prime plus 2.75%	6/6/2026	22.5	22.2	19.0	0.01%
Solvit Inc and Solvit North Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/3/2026	250.0	246.9	220.7	0.11%
AP5 LLC dba Krauser’s Food Store	Food and Beverage Stores	Term Loan	Prime plus 2.75%	6/2/2041	242.5	241.8	241.5	0.12%
ATI Jet Inc	Air Transportation	Term Loan	Prime plus 2.75%	5/31/2026	518.8	509.6	454.2	0.22%
Farmer Boy Diner Inc dba Farmer Boy Diner & Restaurant	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/31/2026	50.0	49.1	49.5	0.02%
Angelo Faia dba AVF Construction	Construction of Buildings	Term Loan	Prime plus 2.75%	5/27/2041	100.0	87.8	88.3	0.04%
Premier Athletic Center of Ohio, Inc	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	5/27/2026	87.5	85.9	86.6	0.04%
MNM Printing and Marketing Solutions LLC dba Alpha Graphics of Saint Louis	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	5/27/2026	18.8	18.4	15.7	0.01%
Jack Frost Firewood Inc. and David Dubinsky	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	5/26/2041	206.3	205.4	202.3	0.10%
Mersada Holdings LLC	Nonstore Retailers	Term Loan	Prime plus 2.75%	5/26/2026	337.5	331.3	334.2	0.16%
Southwest Division Inc	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	5/26/2026	8.3	8.1	7.3	—%
PennyLion LLC dba Creamistry	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/25/2026	81.0	81.0	70.9	0.03%
International Kitchen Supply LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	5/25/2026	186.8	183.3	164.7	0.08%
Groth Lumber Co. Inc. dba True Value	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	5/25/2026	22.5	22.1	22.1	0.01%
Island Life Graphics Inc dba FASTSIGNS #576	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	5/24/2026	22.5	22.1	19.1	0.01%
Powerspec Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	5/24/2026	87.5	86.0	73.2	0.04%
Horseshoe Barbecue, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/23/2029	15.0	14.7	14.9	0.01%
Pro Auto Repair LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	5/20/2026	7.5	7.3	7.1	—%
Elderfriend Inc dba Granny Nannies dba GN Live Scan	Social Assistance	Term Loan	Prime plus 2.75%	5/20/2026	12.8	12.5	10.7	0.01%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2016 (UNAUDITED) – (continued)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
CM Lab Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	5/20/2026	$172.6	$169.5	$157.3	0.08%
National Air Cargo Holdings Inc	Air Transportation	Term Loan	Prime plus 2.75%	5/20/2026	1,250.0	1,227.1	1,200.7	0.58%
J&A Laundromat Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	5/18/2026	67.5	66.3	58.0	0.03%
Dedicated Incorporated	Administrative and Support Services	Term Loan	Prime plus 2.75%	5/18/2041	46.5	46.3	46.4	0.02%
HBA LLC dba Palmetto Twist-Vista	Repair and Maintenance	Term Loan	Prime plus 2.75%	5/18/2026	22.5	22.1	19.3	0.01%
Studio Find It Georgia Inc	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	5/13/2026	22.5	22.1	19.4	0.01%
J. Harris Trucking, LLC	Truck Transportation	Term Loan	Prime plus 2.75%	5/13/2026	60.0	58.9	52.4	0.03%
FJN Catering Inc	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/13/2041	262.5	261.8	269.3	0.13%
LED Lighting Enterprises LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	5/13/2026	22.5	22.1	19.3	0.01%
Luv 2 Play OC Inc	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	5/12/2026	62.5	62.5	53.2	0.03%
Pumpkin Patch Inc and Christine Feliciano and Antonio Feliciano	Social Assistance	Term Loan	Prime plus 2.75%	5/12/2041	132.5	131.9	130.5	0.06%
The Delon Group LLC dba I Love Juice Bar	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/12/2026	55.0	54.0	46.0	0.02%
Sabir Inc. dba Bear Diner	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/11/2041	123.8	123.4	125.3	0.06%
Gator D’Lites LLC dba D’Lites Emporium	Food and Beverage Stores	Term Loan	Prime plus 2.75%	5/5/2026	22.5	22.1	18.8	0.01%
Warner Home Comfort, LLC dba Smith Piping	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	4/29/2041	82.5	82.0	81.3	0.04%
Keller, Fishback & Jackson LLP	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	4/29/2026	131.8	127.5	128.6	0.06%
Marc S. Rosenberg P.C. dba Mammuth and Rosenberg	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	4/29/2026	22.5	21.9	18.7	0.01%
Loriet LLC	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	4/29/2026	7.5	7.3	6.3	—%
La Nopalera Mexicano 2, Inc.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/29/2026	125.5	93.8	94.6	0.05%
May-Craft Fiberglass Products Inc	Transportation Equipment Manufacturing	Term Loan	Prime plus 2.75%	4/29/2041	247.5	246.1	255.7	0.12%
Euro Car Miami LLC	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	4/29/2026	62.5	61.0	61.6	0.03%
Hard Exercise Works Winter Park LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	4/29/2026	40.8	39.7	33.8	0.02%
Alpha Omega Trucking LLC	Truck Transportation	Term Loan	Prime plus 2.75%	4/29/2041	175.8	175.3	182.1	0.09%
Empowerschool LLC and Empower Autism Academy, LLC	Social Assistance	Term Loan	Prime plus 2.75%	4/29/2041	151.9	151.0	156.6	0.08%
Scoler LLC dba Gold’s Gym	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	4/29/2026	262.5	256.1	228.5	0.11%
Inner Beauty Salon and Suite LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	4/28/2041	65.0	64.6	66.4	0.03%
Atlantic Restaurant Associates LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	4/28/2041	262.5	261.0	265.5	0.13%
Costume World Inc	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	4/28/2041	1,250.0	1,244.9	1,293.3	0.62%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2016 (UNAUDITED) – (continued)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Pecos Inn LLC dba Econo Lodge	Accommodation	Term Loan	Prime plus 2.75%	4/28/2041	$677.5	$673.7	$684.5	0.33%
North American Manufacturing Company	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	4/28/2026	160.0	156.1	157.4	0.08%
Shepherd Appraisal Services LLC dba Property Damage Appraisers of Oklahoma	Real Estate	Term Loan	Prime plus 2.75%	4/28/2026	9.0	8.8	7.5	—%
Knowledge First Inc dba Magic Years of Learning	Social Assistance	Term Loan	Prime plus 2.75%	4/27/2026	80.0	78.0	73.6	0.04%
Green Country Filter Manufacturing LLC	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	4/27/2026	84.3	82.2	71.9	0.03%
NB & T Services, LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	4/27/2026	38.0	37.1	31.6	0.02%
Accent Comfort Services, LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	4/26/2026	90.0	87.8	74.8	0.04%
Homecare Casa Rhoda 123 Inc	Ambulatory Health Care Services	Term Loan	Prime plus 2%	4/26/2041	675.0	670.7	645.6	0.31%
McIntosh Trail Management Services Organization Inc	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	4/22/2041	425.0	422.6	439.0	0.21%
Automotive Core Recycling, LLC and 828 Old Colony Road, LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	4/22/2041	250.0	248.6	237.0	0.11%
AAA Mill Direct, Inc. dba Carpet Mill Outlets	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	4/21/2026	7.9	7.7	7.7	—%
Jande Graphics LLC dba FastSigns #103201	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	4/21/2026	56.0	54.6	46.5	0.02%
Miguel Fernando Borda, P.A. dba BGR Dental	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	4/15/2026	22.5	21.9	19.3	0.01%
LE & JS dba Laredo Mercado Y Carniceria	Food and Beverage Stores	Term Loan	Prime plus 2.75%	4/13/2026	20.0	19.5	16.6	0.01%
Sushiya Inc	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/12/2026	87.5	85.4	75.7	0.04%
Sierra Foothill Cremation & Funeral Service, Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	4/7/2026	53.0	51.7	44.0	0.02%
Waterfalls Quick Lube LLC and Veracruz Shabo LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	4/6/2041	271.3	270.8	273.3	0.13%
KNS Early Learning Academy LLC	Social Assistance	Term Loan	Prime plus 2.75%	4/6/2041	51.0	50.7	49.9	0.02%
Cameo Carter, MD A Professional Corporation	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	3/31/2026	75.0	72.7	61.1	0.03%
Duke’s Cleaners Inc	Personal and Laundry Services	Term Loan	Prime plus 2.75%	3/31/2026	47.0	45.6	41.8	0.02%
Christian Soderquist dba Soderquist Plumbing and Heating LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	3/31/2041	56.8	56.3	58.1	0.03%
Farhad Brothers LLC dba Lulu’s Pizzeria & Family Restaurant and Marvin	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/31/2026	66.8	60.9	51.2	0.02%
Vehicle Safety Supply LLC	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	3/31/2026	22.5	21.8	18.3	0.01%
Men of Steel Enterprises LLC and Vogelbacher Properties LLC	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	3/31/2041	393.5	390.7	364.1	0.17%
Gill Express Inc and Blue Speed LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/31/2041	518.0	514.3	508.2	0.24%
Dana A. Farley dba Independent Cabinets	Furniture and Related Product Manufacturing	Term Loan	Prime plus 2.75%	3/31/2041	67.5	67.0	69.4	0.03%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2016 (UNAUDITED) – (continued)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
NOSO Development, LLC	Real Estate	Term Loan	Prime plus 2.75%	3/30/2026	$187.5	$181.7	$152.9	0.07%
Wyldewood Cellars, Inc.	Beverage and Tobacco Product Manufacturing	Term Loan	Prime plus 2.75%	3/30/2041	986.8	986.2	938.3	0.45%
Tom Sawyer Country Restaurant LLC and AM 3208 LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/30/2041	257.5	255.7	260.0	0.12%
Gordon Rogers and Heidi Rogers dba Stone House Motor Inn	Accommodation	Term Loan	Prime plus 2.75%	3/30/2026	22.5	22.1	22.2	0.01%
Beale Street Blues Company-West Palm Beach, LLC	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	3/30/2026	93.8	90.9	78.7	0.04%
MTS Car Service LLC	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	3/30/2026	10.5	10.2	8.6	—%
Barrocas Gym LLC dba Snap Fitness	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/29/2026	22.5	21.7	19.6	0.01%
Atlantis of Daytona LLC and Pierre Mamane and Eva Mamane	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2%	3/29/2041	525.0	516.9	508.1	0.24%
Vinmar Inc. dba Locanda Portofino	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/29/2026	81.3	78.8	66.2	0.03%
Lust for Life Footwear, LLC	Leather and Allied Product Manufacturing	Term Loan	Prime plus 2.75%	3/29/2026	375.0	363.5	305.7	0.15%
Marathon Engineering Corporation	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	3/28/2041	45.0	44.7	45.0	0.02%
PHCDC1 LLC dba Quarter + Glory and Public House Collective, Corp.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/28/2026	50.0	48.5	43.3	0.02%
ReNew Interior Surface Cleaning LLC dba Randy’s Carpet Care and Upholstry	Administrative and Support Services	Term Loan	Prime plus 2.75%	3/28/2026	12.4	12.0	11.7	0.01%
RCB Enterprises, Inc.	Administrative and Support Services	Term Loan	Prime plus 2.75%	3/25/2026	56.3	54.5	45.9	0.02%
Revolution Physical Therapy LLC dba Apex Network Physical Therapy	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	3/25/2026	22.5	22.1	19.1	0.01%
Excel RP Inc	Machinery Manufacturing	Term Loan	Prime plus 2.75%	3/25/2026	125.0	121.2	108.8	0.05%
Lowgap Grocery & Grill LLC	General Merchandise Stores	Term Loan	Prime plus 2.75%	3/24/2041	167.5	166.3	172.3	0.08%
International Construction Inc	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	3/24/2041	50.0	49.7	48.7	0.02%
ActKnowledge, Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	3/24/2026	125.0	121.2	121.9	0.06%
Flooring Liquidators Inc and Premier Flooring Yonkers Inc and Flooring	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	3/24/2026	50.0	48.5	47.1	0.02%
Acton Hardware LLC and Mark Allgood & Jamie Allgood	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	3/24/2041	498.6	495.1	475.2	0.23%
The Youth Fountain LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	3/23/2026	47.5	46.1	38.7	0.02%
Magnation Corporation and Misha Family Trust	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	3/22/2041	101.3	100.6	104.2	0.05%
growth.period LLC and Potomac Recruiting LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/21/2026	156.3	151.4	127.4	0.06%
Precious Care LLC and Precious Care Management LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	3/21/2026	557.5	540.4	457.8	0.22%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2016 (UNAUDITED) – (continued)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Media Capital Partners, Inc	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	3/21/2026	$22.5	$21.8	$18.3	0.01%
Pro Tech Technology LLC	Support Activities for Transportation	Term Loan	Prime plus 2.75%	3/18/2026	7.5	7.3	6.1	—%
Taylors Zinn Enterprises Inc dba Eons Auto Care Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/18/2041	80.8	80.2	82.0	0.04%
ERT Group Inc and Curt’s Tools Inspection Inc	Support Activities for Mining	Term Loan	Prime plus 2.75%	3/18/2041	1,250.0	1,241.2	1,221.6	0.59%
Kekoa Enterprises Inc dba Signarama Sandy	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/18/2026	49.5	48.0	40.4	0.02%
Mariam Diner Inc dba Country Kitchen Restaurant	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/18/2026	52.5	50.9	42.8	0.02%
Brian T Rice dba BD Logging	Forestry and Logging	Term Loan	Prime plus 2.75%	3/17/2026	15.8	15.3	13.7	0.01%
Demand Printing Solutions Inc.	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	3/16/2026	21.8	21.1	19.9	0.01%
Auto and Property Insurance Solutions	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	3/16/2026	16.4	15.8	13.3	0.01%
LAN Doctors Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/16/2026	55.0	53.3	53.6	0.03%
Evergreen Pallet LLC and Evergreen Recycle LLC	Wood Product Manufacturing	Term Loan	Prime plus 2.75%	3/16/2026	1,039.3	1,007.8	899.7	0.43%
K Soles Corp dba Max Collections	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	3/16/2026	22.5	21.8	18.3	0.01%
R & D Enterprises Inc dba My Pool Man	Administrative and Support Services	Term Loan	Prime plus 2.75%	3/15/2026	50.0	48.5	40.8	0.02%
HEWZ, LLC dba Hard Exercise Works	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/14/2026	22.5	21.8	18.3	0.01%
Mustafa Inc and Raouf Properties LLC	Food and Beverage Stores	Term Loan	Prime plus 2.75%	3/14/2041	75.0	74.5	75.9	0.04%
Country Paint and Hardware Inc	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	3/11/2026	87.4	84.7	72.9	0.04%
Wilban LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/11/2026	105.0	102.2	96.7	0.05%
Accuair Control Systems LLC dba Accuair Suspension	Transportation Equipment Manufacturing	Term Loan	Prime plus 2.75%	3/11/2026	150.0	145.4	125.2	0.06%
Magill Truck Line LLC and Jeff J. Ralls	Truck Transportation	Term Loan	Prime plus 2.75%	3/11/2029	210.8	206.3	185.5	0.09%
Dupre Capital LLC dba Fastsigns	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	3/11/2026	58.4	56.6	47.6	0.02%
ABCs & 123s Infant and Child Care Center LP	Social Assistance	Term Loan	Prime plus 2.75%	3/11/2026	11.3	10.9	9.2	—%
Fayette Computer Consulting Company	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/10/2026	22.5	21.8	19.3	0.01%
State Painting & Decorating Co., Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	3/10/2026	103.8	100.6	84.6	0.04%
B.P.T.M. of NV LLC and Agentis Bros., LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/9/2041	525.0	521.3	516.8	0.25%
Step Up Academy of the Arts LLC	Educational Services	Term Loan	Prime plus 2.75%	3/9/2026	8.0	7.8	6.5	—%
A & A Auto Care LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/9/2026	12.2	11.8	11.2	0.01%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2016 (UNAUDITED) – (continued)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Faith Summit Supply Inc dba Summit Supply and Summit True Value	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	3/9/2026	$22.5	$21.8	$19.8	0.01%
Swerve Salon LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	3/8/2026	79.0	76.6	64.4	0.03%
J & W Hardwood Flooring Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	3/7/2026	7.5	7.3	6.1	—%
Labmates LLC and POV Holdings LLC	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	3/4/2041	109.3	108.5	112.4	0.05%
Hueston and Company CPA LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/4/2026	8.3	7.9	6.8	—%
Almost Home Daycare LLC	Social Assistance	Term Loan	Prime plus 2.75%	3/3/2026	50.0	48.5	47.2	0.02%
Miles of Smiles Inc	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/2/2026	93.5	92.3	79.5	0.04%
Johnson & Dugan Insurance Services Corp	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	2/28/2026	62.5	60.2	50.6	0.02%
Living Essentials HVAC Corp	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	2/28/2026	15.0	14.4	12.3	0.01%
Consulting Solutions, Inc. and Mark Luciani	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	2/28/2026	11.3	10.9	10.6	0.01%
Drug Detection Laboratories, Inc. and Minh Tran	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	2/28/2026	19.8	19.1	16.3	0.01%
The River Beas, LLC dba Subway and Punam Singh	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/28/2041	135.9	134.6	137.4	0.07%
Powerpits CS1, LLC dba Pita Pit	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/28/2026	18.8	18.1	16.1	0.01%
Doxa Deo Inc dba Luv 2 Play	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	2/28/2026	105.0	87.1	76.5	0.04%
Blackstones Hairdressing LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	2/23/2026	52.0	50.4	42.9	0.02%
Aaradhya LLC dba Market Square Laundry	Personal and Laundry Services	Term Loan	Prime plus 2.75%	2/23/2026	80.0	77.0	64.8	0.03%
R-No-Landscaping LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	2/19/2026	8.3	7.9	6.9	—%
BER Enterprise 332 Inc dba Edible Arrangements	Food and Beverage Stores	Term Loan	Prime plus 2.75%	2/19/2026	22.5	21.7	18.4	0.01%
R & K Contracting Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	2/18/2026	15.8	15.2	14.8	0.01%
Pacific Coast Medical Group LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	2/17/2026	245.0	235.9	237.3	0.11%
B for Blonde, LLC dba Blo Blow Dry Bar	Personal and Laundry Services	Term Loan	Prime plus 2.75%	2/12/2026	62.0	60.4	50.9	0.02%
Gilmore Heights Dental Holdings, LTD and Chas Rob LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	2/12/2029	310.3	302.5	276.3	0.13%
Ei3 Corporation	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	2/12/2026	326.9	314.8	316.6	0.15%
Jersey Shore Marina & Boat Sales, Inc.	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	2/12/2041	625.0	620.1	642.3	0.31%
Base USA, Inc.	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	2/2/2026	50.0	48.2	48.5	0.02%
Zouk Ltd dba Palma	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/29/2026	22.5	21.5	21.7	0.01%
Nowatzke Service Center Inc dba Nowatzke Truck and Trailer	Repair and Maintenance	Term Loan	Prime plus 2.75%	1/29/2026	105.0	100.5	101.0	0.05%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2016 (UNAUDITED) – (continued)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
SuzyQue’s LLC dba SuzyQue’s	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/28/2026	$22.5	$21.6	$21.7	0.01%
Wildflour Bakery & Cafe LLC	Social Assistance	Term Loan	Prime plus 2.75%	1/28/2026	62.5	59.8	58.4	0.03%
Tammy Lavertue	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	1/28/2026	11.3	10.8	10.4	—%
New Image Building Services, Inc.	Administrative and Support Services	Term Loan	Prime plus 2.75%	1/19/2026	83.1	79.6	70.5	0.03%
Oak Tree Storage LLC	Other Information Services	Term Loan	Prime plus 2.75%	1/19/2026	78.8	75.3	64.7	0.03%
Gendron Funeral and Cremation Services, Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	1/11/2041	112.5	109.9	113.8	0.05%
Dolarian Realty LLC and OV’s Restaurant Inc	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/5/2041	67.8	67.1	69.5	0.03%
Lemonberry Food Stores Inc dba Lemonberry Frozen Yogurt	Food and Beverage Stores	Term Loan	Prime plus 2.75%	12/29/2025	112.5	106.9	93.7	0.05%
MCF Forte LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/29/2025	18.8	17.8	15.2	0.01%
Panditos LLC dba White Lotus Home	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	12/28/2025	15.9	15.1	12.7	0.01%
Bright Dialysis LLC and Ft Pierce Kidney Care LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/28/2025	1,250.0	1,188.2	1,002.7	0.48%
V2 Tango LLC dba Palette 22	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/23/2025	250.0	237.6	206.6	0.10%
Ridge Road Equestrian LLC dba Ricochet Ridge Ranch Inc	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/23/2040	102.5	101.3	101.3	0.05%
Optima Health Care Inc	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/23/2025	62.5	59.4	59.7	0.03%
800 on the Trax LLC and Matrix Z LLC	Nonmetallic Mineral Product Manufacturing	Term Loan	Prime plus 2.75%	12/23/2040	240.0	238.2	236.4	0.11%
B&B Organics LLC	Beverage and Tobacco Product Manufacturing	Term Loan	Prime plus 2.75%	12/22/2040	375.0	370.6	383.7	0.18%
Joyce Outdoor Advertising Chicago LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/22/2040	300.0	298.1	294.1	0.14%
The LAX Shop Inc	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	12/22/2025	125.0	118.8	119.4	0.06%
Premier Athletic Center of Ohio Inc.	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/22/2028	882.0	851.7	862.0	0.41%
Hattingh Incorporated dba Prosthetic Care Facility	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/21/2025	18.0	17.1	15.2	0.01%
G.W. Fitness Centers, LLC and J.G. Fitness LLC and NP Gym LLC and ANA	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/18/2040	1,025.0	1,013.0	1,048.7	0.50%
Trip Consultants U.S.A. Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/18/2025	175.0	166.4	139.8	0.07%
Jay Kevin Gremillion dba Dino Smiles Children’s Cosmetic Dentistry	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/18/2025	73.0	71.2	61.7	0.03%
Abbondanza Market LLC dba Hampton Falls Village Market	Food and Beverage Stores	Term Loan	Prime plus 2.75%	12/18/2025	73.8	69.3	60.2	0.03%
Labmates LLC	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	12/18/2040	162.5	160.6	166.3	0.08%
Capital Scrap Metal LLC	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	12/18/2025	36.0	34.2	29.3	0.01%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2016 (UNAUDITED) – (continued)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Accent Tag and Label Inc	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	12/18/2040	$665.8	$658.0	$655.4	0.31%
Mustafa Inc dba Adiba Grocery	Food and Beverage Stores	Term Loan	Prime plus 2.75%	12/17/2025	103.8	98.6	98.1	0.05%
Learning Skills LLC and Christopher Shrope	Educational Services	Term Loan	Prime plus 2.75%	12/17/2025	10.8	10.3	8.6	—%
Sourceco Limited Liability Company	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	12/17/2025	62.5	59.9	52.3	0.03%
New York Home Health Care Equipment, LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/16/2025	875.0	836.0	819.3	0.39%
Moments to Remember USA LLC dba Retain Loyalty	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/16/2025	75.0	71.4	66.6	0.03%
Swalm Sreet LLC and New York Home Health Care Equipment LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/16/2040	375.0	371.7	378.3	0.18%
JAG Unit 1, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/16/2025	250.0	237.6	199.8	0.10%
D&G Capital LLC dba Miami Grill 277	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/16/2025	83.8	87.2	80.7	0.04%
Abitino’s JFK LLC dba Abitino’s	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/16/2022	125.0	117.6	104.0	0.05%
SDA Holdings LLC and Les Cheveux Salon Inc	Personal and Laundry Services	Term Loan	Prime plus 2.75%	12/15/2040	428.8	425.0	416.3	0.20%
Evans & Paul LLC and E&P Holdings I LLC	Nonmetallic Mineral Product Manufacturing	Term Loan	Prime plus 2.75%	12/15/2025	125.0	118.8	103.5	0.05%
Basista Family Limited Partnership and UPE, Inc.	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	12/14/2040	342.5	338.5	335.8	0.16%
DC Enterprises Ltd. dba Lakeview True Value	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	12/14/2025	22.5	21.4	20.3	0.01%
Tri-State Remodeling & Investments, LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/11/2025	15.9	15.1	14.6	0.01%
Alexandra Afentoulides dba Vi’s Pizza Restaurant	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/11/2040	46.3	45.7	47.3	0.02%
ENI Inc. dba ENI Group, Inc	Other Information Services	Term Loan	Prime plus 2.75%	12/11/2025	36.0	34.2	30.3	0.01%
AGR Foodmart Inc	Gasoline Stations	Term Loan	Prime plus 2.75%	12/11/2025	22.5	21.4	20.3	0.01%
Cares, Inc dba Dumpling Grounds Day Care Center	Social Assistance	Term Loan	Prime plus 2.75%	12/10/2025	7.5	7.1	7.1	—%
Custom Exteriors, Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/9/2025	100.0	95.1	83.1	0.04%
Sushiya, Inc.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/8/2025	108.8	103.4	90.7	0.04%
My Jewels, LLC dba The UPS Store #6712	Administrative and Support Services	Term Loan	Prime plus 2.75%	12/7/2025	56.3	34.6	29.0	0.01%
Food & Fuel Company LLC dba Lowery Food Mart	Food and Beverage Stores	Term Loan	Prime plus 2.75%	12/4/2040	122.5	121.1	125.0	0.06%
LC Blvd Holdings LLC and Mt Pleasant Wash & Wax LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	12/4/2040	502.5	496.6	500.2	0.24%
American Campgrounds LLC dba Whit’s End Campground	Accommodation	Term Loan	Prime plus 2.75%	12/4/2040	293.0	289.6	292.2	0.14%
Blue Ox Trucking Inc.	Truck Transportation	Term Loan	Prime plus 2.75%	12/4/2025	12.3	11.7	11.8	0.01%
Tariq, LLC dba 76 Food Mart	Gasoline Stations	Term Loan	Prime plus 2.75%	12/2/2040	375.0	370.6	373.7	0.18%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2016 (UNAUDITED) – (continued)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
401 JJS, Corp and G. Randazzo’s Trattoria Corporation	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/1/2040	$52.8	$52.3	$51.9	0.02%
Delta Aggregate, LLC	Mining (except Oil and Gas)	Term Loan	Prime plus 2.75%	11/30/2025	100.0	95.9	96.4	0.05%
Block and Grinder LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/30/2025	200.0	191.3	190.3	0.09%
Hurshell Leon Dutton dba High Jump Party Rentals	Rental and Leasing Services	Term Loan	Prime plus 2.75%	11/30/2025	17.6	16.5	16.4	0.01%
Japp Business Inc dba Pick and Eat and Japp Drink Corp.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/30/2025	125.0	118.0	104.8	0.05%
Smokeyard Inc dba Smokeyard BBQ and Chop Shop	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/30/2025	125.0	118.0	101.6	0.05%
Alejandro Rico dba Rico Motors and Golden West Motel and Alrima Co Inc	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	11/25/2040	146.3	144.5	149.3	0.07%
State Painting and Decorating Co Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	11/25/2025	100.0	94.4	79.4	0.04%
Medeiros Holdings Inc dba Outdoor Lighting Perspectives of the Triad	Electrical Equipment, Appliance, and Component Manufacturing	Term Loan	Prime plus 2.75%	11/25/2025	22.5	21.2	17.9	0.01%
DWeb Studio, Inc.	Educational Services	Term Loan	Prime plus 2.75%	11/25/2025	11.3	10.6	8.9	—%
Play and Learn Child Care and School Inc	Social Assistance	Term Loan	Prime plus 2.75%	11/23/2025	11.1	10.5	10.5	0.01%
Sambella Holdings, LLC and Strike Zone Entertainment Center LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	11/23/2040	750.0	749.8	768.2	0.37%
Ronny Ramirez RX Corp dba Naturxheal Family Pharmacy	Health and Personal Care Stores	Term Loan	Prime plus 2.75%	11/20/2025	89.0	85.1	73.1	0.04%
Haven Hospitality Group Inc. dba Haven Gastropub	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/20/2025	132.5	125.1	107.3	0.05%
CNYP 717 Irondequoit LLC and CNYP 2002 Ontario LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/20/2040	244.4	241.1	225.9	0.11%
ˆS.B.B. Enterprises Inc dba Williamston Hardware	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	11/19/2040	108.8	107.2	100.8	0.05%
ˆKey Pix Productions Inc. dba Air Bud Entertainment	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	11/18/2040	839.8	828.6	857.9	0.41%
ˆHolloway & CO. P.L.L.C.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	11/16/2025	75.0	70.8	71.2	0.03%
ˆRDT Enterprises, L.L.C.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	11/12/2025	22.5	21.2	19.9	0.01%
ˆE.S.F.P. LLC dba Volusia Van and Storage	Truck Transportation	Term Loan	Prime plus 2.75%	11/11/2025	91.3	86.1	74.3	0.04%
ˆGreen Life Lawnscapes LLC dba Green Life Lawn Care	Administrative and Support Services	Term Loan	Prime plus 2.75%	11/6/2025	127.3	120.1	117.0	0.06%
ˆJoseph Nich and Tina M. Nich dba Vic’s Greenhouses	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	11/4/2025	62.5	59.0	59.3	0.03%
ˆJumbomarkets Inc dba Rines Jumbomarkets	Food and Beverage Stores	Term Loan	Prime plus 2.75%	11/4/2025	306.3	286.1	277.8	0.13%
ˆBisson Transportation Inc dba I & R Associates and Document Secutiry	Truck Transportation	Term Loan	Prime plus 2.75%	10/30/2025	22.5	21.1	19.8	0.01%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2016 (UNAUDITED) – (continued)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Top Cat Ready Mix, LLC, Ples Investments LLC, and Pappy’s Sand	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	10/28/2025	$711.3	$667.5	$584.5	0.28%
ˆL.M. Jury Enterprises, Inc dba Midwest Monograms	Textile Product Mills	Term Loan	Prime plus 2.75%	10/28/2025	77.0	72.2	62.1	0.03%
ˆWindsor Direct Distribution LLC	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	10/26/2025	14.3	13.4	11.2	0.01%
ˆFinancial Network Recovery	Administrative and Support Services	Term Loan	Prime plus 2.75%	10/26/2025	40.0	37.5	31.5	0.02%
Insurance Fire & Water Restorations, LLC	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	10/23/2025	22.5	21.1	20.0	0.01%
Jacksonville Beauty Institute Inc. dba Beauty Institute’s	Educational Services	Term Loan	Prime plus 2.75%	10/23/2025	50.0	46.9	39.4	0.02%
New Hampshire Precision Metal Fabricators, Inc.	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	10/23/2025	22.5	21.1	21.2	0.01%
Werthan Packaging Inc.	Paper Manufacturing	Term Loan	Prime plus 2.75%	10/14/2025	1,162.5	1,104.0	1,032.1	0.50%
ˆTannehill Enterprises Inc dba Hobbytown USA Folsom	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	10/14/2025	87.4	81.9	68.9	0.03%
ˆADMO Inc dba Mid States Equipment	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	10/8/2025	22.5	21.1	18.2	0.01%
SCJEN Management Inc dba Bowl of Heaven	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/30/2025	71.3	67.0	56.3	0.03%
ˆNaeem Khan LTD	Apparel Manufacturing	Term Loan	Prime plus 2.75%	9/30/2025	125.0	116.4	97.8	0.05%
ˆAccent Homes Services LLC dba Benjamin Franklin Plumbing of Kansas City	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	9/30/2028	66.5	63.3	61.3	0.03%
ˆRecycling Consultants, Inc. and Prairie State Salvage and Recycling Inc	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	9/30/2027	767.5	726.4	653.6	0.31%
ˆBarub Realty LLC and Barub LLC dba Woodlawn Cabinets	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	9/30/2040	143.0	140.7	144.8	0.07%
ˆBinky’s Vapes LLC	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	9/30/2025	22.5	21.0	17.6	0.01%
ˆR.H. Hummer Jr., Inc.	Truck Transportation	Term Loan	Prime plus 2.75%	9/30/2025	375.0	361.4	345.0	0.17%
Bat Bridge Investments Inc dba Kalologie 360 Spa	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/30/2025	85.5	81.2	68.2	0.03%
ˆJoyce Outdoor Advertising LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/29/2040	234.8	232.0	236.4	0.11%
ˆGreensward of Marco Inc.	Administrative and Support Services	Term Loan	Prime plus 2.75%	9/28/2040	87.5	86.1	84.9	0.04%
ˆRIM Investments LLC and RIM Architects LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/28/2040	399.0	392.5	385.3	0.19%
ˆThe Grasso Companies LLC and Grasso Pavement Maintenance LLC	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	9/28/2025	518.8	483.9	482.3	0.23%
ˆSouth Towne Dental Center, P.C.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/25/2025	50.0	46.6	46.8	0.02%
ˆHemingway Custom Cabinetry LLC	Furniture and Related Product Manufacturing	Term Loan	Prime plus 2.75%	9/25/2025	220.0	204.9	176.4	0.08%
ˆDaniel W. Stark dba Mountain Valley Lodge and RV Park	Accommodation	Term Loan	Prime plus 2.75%	9/25/2040	13.5	13.3	13.7	0.01%
ˆSandlot Ventures LLC and Sandbox Ventures LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/25/2040	442.5	436.0	421.3	0.20%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2016 (UNAUDITED) – (continued)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
ˆYachting Solutions LLC	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	9/25/2040	$962.5	$946.8	$913.3	0.44%
ˆPrestigious LifeCare for Seniors LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/25/2025	9.8	9.1	8.4	—%
ˆSt Lawrence Hotel Corp and Oheka Catering Inc dba Quality Inn	Accommodation	Term Loan	Prime plus 2.75%	9/24/2040	625.0	614.8	612.2	0.29%
ˆHagerstown Muffler, Inc. and JMS Muffler, Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	9/24/2040	327.5	322.2	333.4	0.16%
ˆJ.R. Wheeler Corporation dba Structurz Exhibits and Graphics	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	10/24/2025	21.0	19.6	19.7	0.01%
ˆRutledge Enterprises Inc dba BLC Property Management	Administrative and Support Services	Term Loan	Prime plus 2.75%	9/23/2040	62.5	61.0	60.8	0.03%
ˆFinish Strong Inc dba FASTSIGNS St Peters	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	9/23/2025	50.0	46.6	39.1	0.02%
ˆJ3K LLC dba Ronan True Value Hardware	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	9/23/2025	152.5	142.0	119.3	0.06%
ˆStormrider Inc dba Shirley’s Stormrider Inc	Truck Transportation	Term Loan	Prime plus 2.75%	9/23/2025	67.5	64.0	53.7	0.03%
ˆFrozen Treats of Hollywood FL, LLC dba Sub Zero Ice Cream	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/22/2025	15.8	14.7	13.0	0.01%
ˆNova Solutions Inc	Furniture and Related Product Manufacturing	Term Loan	Prime plus 2.75%	9/22/2040	320.0	314.8	313.8	0.15%
ˆPine Belt Wood Products LLC	Forestry and Logging	Term Loan	Prime plus 2.75%	9/22/2040	163.8	161.1	147.6	0.07%
ˆIIoka Inc dba New Cloud Networks	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/21/2025	665.0	622.3	522.7	0.25%
ˆSound Manufacturing Inc	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	9/21/2025	50.0	46.6	41.5	0.02%
ˆMiJoy Inc dba Imo’s Pizza	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/18/2025	8.3	7.7	6.5	—%
ˆVanderhoof LLC dba Soxfords	Apparel Manufacturing	Term Loan	Prime plus 2.75%	9/18/2025	15.9	14.8	12.4	0.01%
ˆNaeem Khan LTD	Apparel Manufacturing	Term Loan	Prime plus 2.75%	9/17/2025	125.0	116.4	97.8	0.05%
ˆImport Car Connection Inc dba Car Connection	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	9/16/2040	407.5	400.9	409.0	0.20%
ˆFirstVitals Health and Wellness Inc	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	9/15/2025	150.0	139.7	117.3	0.06%
Johnson Carwash LLC and Johnson Petroleum LLC	Gasoline Stations	Term Loan	Prime plus 2.75%	9/14/2040	340.0	336.3	347.3	0.17%
ˆAlmost Home Daycare LLC	Social Assistance	Term Loan	Prime plus 2.75%	9/11/2025	62.5	58.2	57.4	0.03%
ˆVeliu LLC dba FASTSIGNS #15901	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	9/10/2025	50.0	47.2	40.8	0.02%
ˆB and A Friction Materials Inc	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	9/9/2025	102.5	95.2	80.0	0.04%
ˆGardner’s Wharf Holdings LLC and Gardner’s Wharf Seafood Inc	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	9/8/2040	140.0	137.7	142.5	0.07%
ˆAIG Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	9/4/2040	363.8	357.8	340.7	0.16%
ˆEmpower Autism Academy	Social Assistance	Term Loan	Prime plus 2.75%	9/4/2040	685.0	673.8	697.3	0.33%
ˆHigher Grounds Community Coffeehouse, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/2/2025	8.3	7.7	6.7	—%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2016 (UNAUDITED) – (continued)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
ˆDelray Scrap Recycling LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	8/31/2025	$22.5	$20.6	$17.3	0.01%
ˆThe Camera House Inc	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	8/31/2025	1,250.0	1,155.9	1,058.5	0.51%
ˆLAN Doctors Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/28/2025	81.3	75.1	68.2	0.03%
ˆElite Institute LLC dba Huntington Learning Center	Educational Services	Term Loan	Prime plus 2.75%	8/28/2025	15.0	14.0	11.8	0.01%
ˆP and D Enterprises Ind dba Wallaby’s Liquor Warehouse	Food and Beverage Stores	Term Loan	Prime plus 2.75%	8/28/2040	888.9	873.0	867.8	0.42%
J and K Fitness L.L.C. dba Physiques Womens Fitness Center	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	2/28/2041	93.8	93.0	94.0	0.05%
Zephyr Seven Series LLC dba 18/8 Fine Men’s Salon	Personal and Laundry Services	Term Loan	Prime plus 2.75%	8/28/2025	81.3	77.9	67.1	0.03%
ˆTrading Group 3 Inc	Nonstore Retailers	Term Loan	Prime plus 2.75%	8/28/2025	50.0	46.2	38.8	0.02%
B and J Catering Inc dba Culinary Solutions	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/27/2040	547.5	542.5	526.2	0.25%
ˆ3000 CSI Property LLC and Consulting Solutions Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/20/2040	137.5	135.0	137.6	0.07%
ˆGod Be Glorified Inc dba GBG Inc	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	8/20/2025	53.0	49.0	41.2	0.02%
ˆGDP Gourmet LLC dba Joe and John’s Pizza Restaurant	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/19/2040	145.0	142.4	140.9	0.07%
Screenmobile Management Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	8/14/2025	47.0	43.4	36.9	0.02%
ˆGold Jet Corp.	Couriers and Messengers	Term Loan	Prime plus 2.75%	8/14/2025	68.3	66.7	60.4	0.03%
ˆSKJ Inc dba Subway	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/13/2025	84.8	78.4	66.9	0.03%
ˆLP Industries Inc dba Childforms	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	7/29/2025	125.0	117.8	110.0	0.05%
ˆAdvanced Machine & Technology, Inc.	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	7/29/2025	90.3	82.9	76.4	0.04%
ˆPauley Tree and Lawn Care Inc	Administrative and Support Services	Term Loan	Prime plus 2.75%	7/28/2025	65.8	60.5	54.1	0.03%
ˆBeale Street Blues Company-West Palm Beach LLC dba Lafayette’s-West Palm	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	7/24/2025	66.3	60.8	53.3	0.03%
ˆForever & Always of Naples Inc dba Island Animal Hospital	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	7/24/2025	107.5	98.7	89.8	0.04%
ˆC& D Medical of Naples, Inc and Forever & Always of Naples, Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	7/24/2040	135.0	132.4	123.9	0.06%
ˆPooh’s Corner Realty LLC and Pooh’s Corner Inc	Social Assistance	Term Loan	Prime plus 2.75%	7/23/2040	103.8	101.9	104.5	0.05%
ˆSmart Artists Inc.	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	7/23/2025	22.5	20.7	17.4	0.01%
ˆFree Ion Advisors LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	7/21/2025	64.3	59.0	49.6	0.02%
Murrayville Donuts, Inc dba Dunkin’ Donuts	Food and Beverage Stores	Term Loan	Prime plus 2.75%	7/15/2040	344.5	341.3	330.7	0.16%
ˆUnion 2 LLC dba The Standard	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/10/2025	91.5	87.5	80.5	0.04%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2016 (UNAUDITED) – (continued)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
ˆThe Smile Place LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/30/2040	$283.9	$277.9	$277.8	0.13%
ˆBJ’s Tavern LLC and BJ’s Cabana Bar Inc	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/30/2040	212.5	208.1	207.2	0.10%
ˆJonathan E Nichols and Nichols Fire and Security LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	6/30/2025	75.0	68.4	65.1	0.03%
ˆThrifty Market, Inc. dba Thrifty Foods	Food and Beverage Stores	Term Loan	Prime plus 2.75%	6/30/2030	262.5	249.4	222.9	0.11%
ˆAll About Smiles P A	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/30/2040	237.7	232.7	232.5	0.11%
ˆDanny V, LLC dba Hugo’s Taproom	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/30/2040	54.0	51.5	48.3	0.02%
ˆAnglin Cultured Stone Products LLC dba Anglin Construction	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/30/2025	281.8	256.8	226.7	0.11%
ˆAdvanced Skincare Medcenter Inc dba Advanced Skincare Surgery	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/29/2025	337.5	307.6	263.5	0.13%
ˆSummit Beverage Group LLC	Beverage and Tobacco Product Manufacturing	Term Loan	Prime plus 2.75%	8/29/2030	291.9	277.6	253.6	0.12%
ˆR2 Tape Inc dba Presto Tape	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	6/29/2025	176.3	160.7	153.4	0.07%
ˆMyclean Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	6/29/2025	15.9	14.5	12.2	0.01%
ˆE & G Enterprises LLC dba Comfort Keepers	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/26/2025	22.5	20.5	17.3	0.01%
ˆSofRep, Inc dba Force 12 Media	Other Information Services	Term Loan	Prime plus 2.75%	6/26/2025	66.3	60.4	50.7	0.02%
ˆTJU-DGT Inc dba The Lorenz Cafe	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/26/2029	20.6	19.5	19.6	0.01%
ˆJihan Inc dba ARCO AM/PM and Diana Inc dba Diana’s Recycling	Gasoline Stations	Term Loan	Prime plus 2.75%	6/26/2040	380.0	372.0	367.4	0.18%
ˆCEM Autobody LLC dba Dawn’s Autobody	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/26/2040	135.5	132.6	129.4	0.06%
ˆWolf Enviro Interests, LLC and Enviromax Services Inc	Administrative and Support Services	Term Loan	Prime plus 2.75%	6/25/2040	246.5	241.3	225.2	0.11%
ˆOhs Auto Body, Inc. dba Ohs Body Shop	Repair and Maintenance	Term Loan	7.2775%	6/25/2040	1,207.5	1,192.2	1,161.4	0.56%
ˆEvinger PA One, Inc. dba Postal Annex, Falcon	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	6/24/2025	22.5	20.4	18.4	0.01%
ˆAmboy Group, LLC dba Tommy’s Moloney’s	Food Manufacturing	Term Loan	Prime plus 2.75%	6/24/2025	454.0	419.8	421.5	0.20%
ˆRichards Plumbing and Heating Co., Inc. dba Richards Mechanical	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/23/2040	551.8	540.2	558.8	0.27%
ˆRJI Services, Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/23/2025	22.5	20.3	17.1	0.01%
ˆReal Help LLC dba Real Help Decorative Concrete	Administrative and Support Services	Term Loan	Prime plus 2.75%	6/22/2025	53.1	48.4	47.4	0.02%
ˆBalthazar Management Virgin Islands, LLC dba The Beach Cafe	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/22/2025	15.8	14.4	14.4	0.01%
ˆPM Cassidy Enterprises, Inc. dba Junk King	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	6/19/2025	14.9	13.6	11.4	0.01%
ˆKRN Logistics, LLC, Newsome Trucking, Inc	Truck Transportation	Term Loan	Prime plus 2.75%	6/19/2025	543.5	495.5	451.2	0.22%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2016 (UNAUDITED) – (continued)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
ˆInverted Healthcare Staffing of Florida LLC dba Interim Healthcare	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/18/2025	$61.3	$55.8	$46.9	0.02%
ˆSquare Deal Siding Company, LLC dba Square Deal Siding Company	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/18/2025	22.5	20.7	20.8	0.01%
ˆFlooring Liquidators Inc and Flooring Liquidators of Mt Kisco LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/17/2025	437.5	398.8	393.8	0.19%
ˆAM PM Properties, LLC and AM PM Willington, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/17/2040	87.1	85.0	86.6	0.04%
ˆNelson Sargsyan dba HDA Trucking	Support Activities for Transportation	Term Loan	Prime plus 2.75%	6/16/2025	130.5	119.2	100.1	0.05%
ˆMirage Plastering Inc and Mpire LLC and Mpire II LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/12/2040	338.8	135.9	121.9	0.06%
ˆBizzare Foods Inc dba Trooper Foods	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	6/12/2025	125.0	110.8	93.0	0.04%
ˆAnturio Marketing Inc dba Logic Consulting	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/12/2040	290.3	284.2	294.0	0.14%
ˆEldredge Tavern LLC dba Gonyea’s Tavern	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/8/2040	56.3	55.1	57.0	0.03%
ˆNicor LLC dba Fibrenew Sacramento	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/5/2022	13.8	11.9	9.9	—%
ˆChitalian Fratelli LLC dba Francesca Brick Oven Pizza and Pasta	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/5/2025	16.1	14.3	12.0	0.01%
ˆViAr Visual Communications, Inc. dba Fastsigns 281701	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	6/5/2025	62.0	56.5	48.7	0.02%
ˆVideo Vault & Tanning LLC and Mosaic Salon LLC	Rental and Leasing Services	Term Loan	Prime plus 2.75%	6/4/2040	90.5	88.6	91.7	0.04%
ˆMedworxs LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/3/2025	125.0	114.0	96.6	0.05%
ˆDTM Parts Supply Inc.	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	6/2/2025	62.8	57.2	48.0	0.02%
ˆXCESSIVE THROTTLE, INC dba Jake’s Roadhouse	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/29/2025	8.3	7.5	6.3	—%
ˆGod is Good LLC dba BurgerFi	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/27/2025	67.3	18.5	18.6	0.01%
ˆVillela CPA PL	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	5/27/2025	9.0	8.1	7.1	—%
ˆPen Tex Inc dba The UPS Store	Administrative and Support Services	Term Loan	Prime plus 2.75%	5/20/2025	22.0	19.9	16.7	0.01%
ˆDouglas Posey and Sally Watkinson dba Audrey’s Farmhouse	Accommodation	Term Loan	Prime plus 2.75%	5/20/2040	174.1	170.2	171.6	0.08%
ˆCapstone Pediatrics PLLC and Capstone Healthcare Consulting LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	5/15/2025	717.3	651.6	562.4	0.27%
ˆ15 McArdle LLC and No Other Impressions Inc	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	5/15/2040	257.1	251.3	240.0	0.12%
ˆE-Z Box Storage, Inc.	Real Estate	Term Loan	Prime plus 2.75%	5/11/2025	89.3	75.1	75.4	0.04%
ˆGuard Dogs MFS LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	5/8/2025	65.0	58.8	49.9	0.02%
ˆGeorge S Cochran DDS Inc	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	5/7/2025	130.0	117.8	99.2	0.05%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2016 (UNAUDITED) – (continued)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
ˆSouth Park Properties LLC and Midlothian Hardware LLC dba Grill	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	5/6/2040	$170.5	$165.5	$171.0	0.08%
ˆ200 North 8th Street Associates LLC and Enchanted Acres Fa	Food Manufacturing	Term Loan	Prime plus 2.75%	5/4/2028	494.6	469.3	474.5	0.23%
Matthew Taylor and Landon Farm LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	5/4/2040	100.0	98.4	89.3	0.04%
ˆCares Inc dba Dumpling Grounds Day Care Center	Social Assistance	Term Loan	Prime plus 2.75%	5/1/2040	81.9	77.6	80.3	0.04%
ˆRDRhonehouse ENT. LLC dba Chill Skinz	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	4/29/2025	88.9	79.8	67.0	0.03%
ˆOrchid Enterprises Inc dba Assisting Hands of Sussex County	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	4/24/2025	15.0	13.5	11.3	0.01%
ˆRagazza Restaurant Group, Inc. dba Bambolina	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/21/2025	22.5	20.2	17.9	0.01%
ˆDiamond Solutions LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	4/21/2025	22.5	19.9	16.7	0.01%
ˆGiacchino Maritime Consultants Inc	Personal and Laundry Services	Term Loan	Prime plus 2.75%	4/17/2025	22.5	20.2	17.0	0.01%
ˆSound Coaching Inc	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	4/14/2025	44.4	39.9	33.5	0.02%
ˆCarolina Beefs, LLC dba Beef O’Brady’s	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/13/2025	19.5	17.5	14.7	0.01%
ˆFaramarz Nikourazm dba Car Clinic Center	Repair and Maintenance	Term Loan	Prime plus 2.75%	4/3/2040	73.8	71.8	70.8	0.03%
ˆAdvance Case Parts RE Holdings LLC and Advance Case Parts Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/31/2040	758.3	741.0	732.2	0.35%
ˆT and B Boots Inc dba Takkens	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	3/31/2025	807.8	720.7	705.7	0.34%
ˆHAVANA CENTRAL NJ1, LLC dba Havana Central	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/31/2025	250.0	230.4	231.4	0.11%
ˆMid-South Lumber Co. of Northwest Florida, Inc.	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	3/31/2040	428.8	417.8	411.2	0.20%
ˆCopper Beech Financial Group LLC	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	3/30/2025	125.0	111.5	106.4	0.05%
ˆDelta Aggregate LLC	Mining (except Oil and Gas)	Term Loan	Prime plus 2.75%	3/30/2025	90.0	84.2	85.3	0.04%
ˆBalthazar Management Virgin Islands LLC dba The Beach Cafe	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/27/2025	123.3	109.9	111.3	0.05%
ˆSunset Marine Resort LLC and GoXpeditions LLC and Lavon Gomes and Trac	Accommodation	Term Loan	Prime plus 2.75%	3/27/2040	301.8	294.0	307.8	0.15%
ˆShorr Enterprises Inc dba New Design Furniture Manufacturers	Furniture and Related Product Manufacturing	Term Loan	Prime plus 2.75%	3/27/2025	106.5	95.0	91.6	0.04%
ˆSouth Florida Air Conditioning and Refrigeration Corp.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	3/27/2040	155.5	151.5	157.0	0.08%
ˆForesite Realty Partners LLC and Foresite Real Estate Holdings LLC	Real Estate	Term Loan	Prime plus 2.75%	3/27/2025	1,238.3	1,104.1	999.0	0.48%
ˆShellhorn and Hill Inc dba Total Fleet Service	Nonstore Retailers	Term Loan	Prime plus 2.75%	3/27/2040	1,040.3	1,009.8	994.1	0.48%
ˆGeo Los Angeles LLC dba Geo Film Group	Rental and Leasing Services	Term Loan	Prime plus 2.75%	3/26/2025	130.0	116.0	111.3	0.05%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2016 (UNAUDITED) – (continued)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
ˆJoyce Outdoor Advertising NJ LLC and Joyce Outdoor Advertising LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/26/2040	$54.0	$52.6	$54.6	0.03%
ˆZero-In Media Inc	Data Processing, Hosting, and Related Services	Term Loan	Prime plus 2.75%	3/25/2025	22.5	20.1	18.2	0.01%
ˆCarpet Exchange of North Texas Inc and Clyde E. Cumbie Jr	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	3/25/2040	810.0	789.3	822.1	0.39%
ˆLoriet LLC	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	3/24/2025	12.0	10.7	9.7	—%
ˆShelton Incorporated dba Mrs. Winners	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/20/2040	112.5	109.6	114.4	0.05%
ˆJaymie Hazard dba Indigo Hair Studio and Day Spa	Personal and Laundry Services	Term Loan	Prime plus 2.75%	3/20/2040	42.9	41.8	42.3	0.02%
ˆR & R Security and Investigations Inc dba Pardners Lake Buchanan	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/19/2040	85.4	83.3	87.2	0.04%
ˆMMS Realty, LLC and Molecular MS Diagnostics LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/18/2040	160.7	156.6	157.6	0.08%
ˆRoyal Crest Motors LLC	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	3/16/2040	91.3	88.9	90.6	0.04%
ˆBND Sebastian Limited Liability Company and Sebastian Fitness L	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/16/2040	172.5	168.1	173.0	0.08%
ˆDouglas Printy Motorsports, Inc. dba Blackburn Trike	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	3/9/2040	191.8	186.9	188.1	0.09%
ˆLuigi’s on Main LLC and Luigi’s Main Street Pizza Inc	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/4/2025	11.3	10.0	10.2	—%
ˆCalhoun Satellite Communications Inc and Transmission Solutions Group	Broadcasting (except Internet)	Term Loan	Prime plus 2.75%	2/27/2025	952.8	844.2	787.5	0.38%
ˆRoad to Sedona Inc	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/27/2025	56.6	50.1	45.8	0.02%
ˆBaystate Firearms and Training, LLC	Educational Services	Term Loan	Prime plus 2.75%	2/27/2025	63.4	56.0	51.0	0.02%
ˆKingseal LLC dba Desoto Health and Rehab Center	Nursing and Residential Care Facilities	Term Loan	Prime plus 2.75%	2/26/2040	1,250.0	1,216.0	1,273.2	0.61%
ˆPace Motor Lines, Inc.	Truck Transportation	Term Loan	Prime plus 2.75%	2/26/2025	66.2	58.6	59.3	0.03%
ˆNelson Financial Services LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	2/24/2025	12.5	11.0	10.0	—%
ˆKiddie Steps 4 You Inc.	Social Assistance	Term Loan	Prime plus 2.75%	2/19/2040	61.8	60.3	60.4	0.03%
ˆTriangle Trash LLC dba Bin There Dump That	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	2/18/2025	74.4	65.7	62.5	0.03%
ˆSilva Realty Holdings, LLC and MF-Silva Enterprises, Inc. dba T	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/11/2040	171.6	167.1	167.7	0.08%
ˆ740 Barry Street Realty LLC and Wild Edibles Inc	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	2/10/2040	492.5	479.1	501.6	0.24%
ˆKostekos Inc dba New York Style Pizza	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/6/2040	66.3	64.4	65.4	0.03%
ˆDuCharme Realty LLC and DuCharme Enterprises LLC dba Specialty	Wood Product Manufacturing	Term Loan	Prime plus 2.75%	2/2/2040	225.1	219.0	218.1	0.10%
ˆLimameno LLC dba Sal’s Italian Ristorante	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/23/2025	83.3	73.1	67.5	0.03%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2016 (UNAUDITED) – (continued)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
ˆPalmabak Inc dba Mami Nora’s	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/22/2025	$21.5	$17.4	$17.6	0.01%
ˆJung Design Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	1/20/2022	8.4	6.8	6.1	—%
ˆGrand Blanc Lanes, Inc. and H, H and H, LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/31/2039	133.0	129.2	134.1	0.06%
ˆBear Creek Entertainment, LLC dba The Woods at Bear Creek	Accommodation	Term Loan	Prime plus 2.75%	12/30/2024	106.3	92.7	93.7	0.05%
ˆEvans and Paul LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	12/30/2024	223.8	195.0	193.1	0.09%
ˆFHJE Ventures LLC and Eisenreich II Inc dba Breakneck Tavern	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/30/2039	245.5	239.4	237.2	0.11%
ˆFirst Prevention and Dialysis Center, LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/30/2024	273.3	255.6	249.3	0.12%
ˆBowlerama Inc	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/24/2039	1,202.5	1,167.7	1,222.0	0.59%
ˆThe Lodin Group LLC and Lodin Health Imaging Inc dba Highlands Breast	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/23/2039	530.3	514.1	506.8	0.24%
ˆ401 JJS Corporation and G. Randazzo Corporation	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/23/2039	473.5	463.2	477.3	0.23%
ˆThermoplastic Services Inc and Paragon Plastic Sheet, Inc	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	12/23/2039	500.0	484.8	507.4	0.24%
ˆCarolina Flicks Inc dba The Howell Theater	Motion Picture and Sound Recording Industries	Term Loan	Prime plus 2.75%	12/23/2032	163.3	154.4	153.1	0.07%
ˆAtlantis of Daytona LLC and Ocean Club Sportswear Inc	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	12/23/2039	240.0	217.8	228.0	0.11%
ˆBeale Street Blues Company-West Palm Beach, LLC dba Lafayette Music Hall	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	12/22/2024	187.5	163.4	153.1	0.07%
ˆMM and M Management Inc dba Pizza Artista	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/19/2025	46.3	41.3	37.9	0.02%
ˆB.S. Ventures LLC dba Dink’s Market	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	12/19/2039	53.8	52.1	54.5	0.03%
ˆThe Jewelers Inc. dba The Jewelers of Las Vegas	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	12/19/2024	1,250.0	1,091.0	993.4	0.48%
ˆB & W Towing, LLC and Boychucks Fuel LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	12/17/2039	164.5	160.0	160.3	0.08%
ˆAll American Games, LLC and Sportslink – The Game, LLC	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	12/10/2024	400.0	348.5	328.2	0.16%
ˆKemmer LLC and Apples Tree Top Liquors LLC	Food and Beverage Stores	Term Loan	Prime plus 2.75%	12/4/2039	138.4	134.2	133.2	0.06%
ˆTrading Group 3, Inc.	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	11/26/2024	22.5	19.5	17.6	0.01%
ˆThe Red Pill Management, Inc. dba UFC Gym Matthews	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	11/26/2024	54.3	47.7	44.7	0.02%
ˆTeamnewman Enterprises LLC dba Newmans at 988 and John H. Newman	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/25/2039	148.8	144.0	145.3	0.07%
ˆDeRidder Chiropractic LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	11/25/2024	13.2	11.4	11.5	0.01%
ˆModern Manhattan LLC	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	11/25/2024	220.0	190.2	173.7	0.08%
ˆStormrider Inc dba Shirley’s Stormrider, Inc	Truck Transportation	Term Loan	Prime plus 2.75%	11/25/2024	150.0	132.1	119.4	0.06%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2016 (UNAUDITED) – (continued)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
ˆMeridian Hotels, LLC dba Best Western Jonesboro	Accommodation	Term Loan	Prime plus 2.75%	11/25/2039	$228.0	$221.7	$232.0	0.11%
ˆLegacy Estate Planning Inc dba American Casket Enterprises	Personal and Laundry Services	Term Loan	Prime plus 2.75%	11/21/2024	42.0	36.3	32.8	0.02%
ˆJ&D Resources, LLC dba Aqua Science	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	11/21/2024	767.9	656.8	602.6	0.29%
ˆDC Real LLC and DC Enterprises LTD dba Lakeview True Value	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	11/20/2039	119.4	116.1	119.5	0.06%
ˆMLM Enterprises LLC and Demand Printing Solutions Inc	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	11/18/2024	70.5	61.0	59.2	0.03%
ˆJEJE Realty LLC and La Familia Inc	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/10/2039	205.8	198.1	200.2	0.10%
ˆJoey O’s LLC and Jennifer Olszewski	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	11/7/2024	13.1	4.5	4.1	—%
ˆHeartland American Properties LLC and Skaggs RV Outlet LLC	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	10/31/2039	479.0	462.9	475.0	0.23%
ˆGolden Transaction Corporation dba Bleh Sunoco	Gasoline Stations	Term Loan	Prime plus 2.75%	10/30/2039	156.7	151.6	156.8	0.08%
ˆSeelan Inc dba Candleridge Market	Gasoline Stations	Term Loan	Prime plus 2.75%	10/27/2039	90.5	87.5	88.2	0.04%
ˆ185 Summerfield Inc and Valcon Contracting Corp	Construction of Buildings	Term Loan	Prime plus 2.75%	10/24/2039	162.3	156.8	161.7	0.08%
ˆNavdeep B Martins and Busy Bubbles LLC dba Wishy Washy	Personal and Laundry Services	Term Loan	Prime plus 2.75%	10/24/2039	89.0	86.1	85.6	0.04%
ˆ3 F Management LLC and ATC Port Charlotte LLC dba Around The Clock Fitness	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	10/17/2024	131.3	112.6	105.8	0.05%
ˆOne Hour Jewelry Repair Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	10/14/2024	20.6	17.6	15.9	0.01%
ˆDNT Storage and Properties LLC	Real Estate	Term Loan	Prime plus 2.75%	10/10/2039	101.8	98.3	101.8	0.05%
ˆCapitol Waste and Recycling Services LLC	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	10/10/2024	257.8	221.1	209.2	0.10%
ˆSound Manufacturing Inc	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	10/10/2024	187.5	161.0	150.4	0.07%
ˆReturn to Excellence, Inc. dba The Waynesville Inn Golf & Spa	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	10/10/2039	1,250.0	1,221.1	1,278.0	0.61%
ˆBoilermaker Industries LLC dba PostNet	Administrative and Support Services	Term Loan	Prime plus 2.75%	10/9/2024	18.8	6.3	6.3	—%
ˆSmith Spinal Care Center P.C. and James C. Smith	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	10/8/2039	60.0	58.0	59.3	0.03%
ˆDoctors Express Management of Central Texas LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	10/8/2024	105.0	79.7	78.6	0.04%
ˆMichael Rey Jr. and Lynn J. Williams (EPC) and GIG Petcare dba Hickory	Personal and Laundry Services	Term Loan	Prime plus 2.75%	10/3/2039	126.9	121.0	124.7	0.06%
ˆSumad LLC dba BrightStar Care of Encinitas	Administrative and Support Services	Term Loan	Prime plus 2.75%	10/2/2024	92.5	45.6	46.1	0.02%
ˆRoccos LLC and Sullo Pantalone Inc dba Rocco’s	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/30/2039	255.8	246.7	247.4	0.12%
ˆKeller Holdings LLC and David H Keller III and Carie C Keller	Scenic and Sightseeing Transportation	Term Loan	Prime plus 2.75%	9/30/2039	100.0	96.5	100.5	0.05%
ˆOrange County Insurance Brokerage Inc dba Beaty Insurance Agency	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	9/29/2039	325.1	314.7	329.1	0.16%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2016 (UNAUDITED) – (continued)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
ˆThe Woods at Bear Creek LLC and Bear Creek Entertainment LLC	Accommodation	Term Loan	Prime plus 2.75%	9/29/2039	$513.3	$496.6	$519.5	0.25%
ˆGordon E Rogers dba Stonehouse Motor Inn	Accommodation	Term Loan	Prime plus 2.75%	9/26/2039	57.5	55.5	58.0	0.03%
ˆKeys Phase One LLC dba The Grand Guesthouse	Accommodation	Term Loan	Prime plus 2.75%	9/26/2039	736.3	710.3	731.2	0.35%
ˆColts V LLC and Nowatzke Service Center, Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	9/26/2039	601.8	581.5	596.8	0.29%
ˆAuto Shine Carwash Inc and AKM R. Hossain and Jessica F. Masud	Gasoline Stations	Term Loan	Prime plus 2.75%	9/26/2024	22.5	19.1	17.8	0.01%
ˆ6 Price Avenue, LLC and Pauley Tree & Lawn Care, Inc	Administrative and Support Services	Term Loan	Prime plus 2.75%	9/24/2039	452.5	437.3	427.1	0.21%
ˆNorth Columbia LLC and Loop Liquor and Convenience Store LLC	Food and Beverage Stores	Term Loan	Prime plus 2.75%	9/24/2039	159.3	153.6	157.9	0.08%
ˆR A Johnson Inc dba Rick Johnson Auto and Tire	Repair and Maintenance	Term Loan	Prime plus 2.75%	9/23/2039	301.3	290.6	304.0	0.15%
ˆAndrene’s LLC dba Andrene’s Caribbean Soul Food Carry Out	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/23/2024	37.8	30.3	27.5	0.01%
ˆUtek Corporation dba Arcade Car Wash	Repair and Maintenance	Term Loan	Prime plus 2.75%	9/22/2039	405.5	400.2	416.4	0.20%
ˆPlay and Stay LLC dba Zoom Room Tinton Falls	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/18/2024	42.1	36.3	32.8	0.02%
ˆModern Leather Goods Repair Shop Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	9/17/2024	58.8	49.5	44.7	0.02%
ˆRyan Crick and Pamela J. Crick and Crick Enterprises Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	9/17/2039	145.5	140.6	147.1	0.07%
ˆTavern Properties LLC and Wildwood Tavern LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/15/2039	425.0	412.7	423.2	0.20%
ˆAnimal Intrusion Prevention Systems Holding Company, LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	9/15/2024	272.5	231.9	218.4	0.10%
ˆRDT Enterprises LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	9/15/2027	162.8	145.9	146.1	0.07%
ˆKW Zion, LLC and Key West Gallery Inc	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	9/12/2039	1,250.0	1,206.0	1,240.7	0.60%
ˆIndy East Smiles Youth Dentistry LLC dba Prime Smile East	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/11/2024	630.2	536.3	486.5	0.23%
ˆB&P Diners LLC dba Engine House Restaurant	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/10/2024	80.0	68.1	61.5	0.03%
ˆFeel The World Inc dba Xero Shoes and Invisible Shoes	Leather and Allied Product Manufacturing	Term Loan	Prime plus 2.75%	9/5/2024	51.9	44.2	40.7	0.02%
ˆDelta Aggregate LLC	Mining (except Oil and Gas)	Term Loan	Prime plus 2.75%	8/28/2039	911.3	862.4	902.2	0.43%
ˆLamjam LLC (EPC) Goldsmith Lambros Inc (OC)	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	8/27/2024	133.8	113.0	114.3	0.05%
ˆOrange County Cleaning Inc	Administrative and Support Services	Term Loan	Prime plus 2.75%	8/27/2024	41.3	34.8	31.5	0.02%
ˆQycell Corporation	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	8/26/2024	121.0	102.2	97.5	0.05%
ˆAtlas Auto Body Inc dba Atlas Auto Sales	Repair and Maintenance	Term Loan	Prime plus 2.75%	8/22/2039	51.6	49.7	50.1	0.02%
ˆGrey Light Realty, LLC (EPC) NH Precision Metal Fabricators Inc (OC)	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	8/21/2039	1,226.0	1,180.8	1,206.9	0.58%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2016 (UNAUDITED) – (continued)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
ˆKatie Senior Care LLC dba Home Instead Senior Care	Social Assistance	Term Loan	Prime plus 2.75%	8/15/2024	$124.3	$104.8	$94.7	0.05%
ˆS&P Holdings of Daytona LLC (EPC) S&P Corporation of Daytona Beach	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	8/15/2039	433.5	407.7	426.5	0.20%
ˆAlpha Preparatory Academy LLC	Social Assistance	Term Loan	Prime plus 2.75%	8/15/2039	145.2	140.4	146.9	0.07%
ˆAlmost Home Property LLC and Almost Home Daycare LLC	Social Assistance	Term Loan	Prime plus 2.75%	8/7/2039	715.8	690.4	715.9	0.34%
ˆAGV Enterprises LLC dba Jet’s Pizza #42	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/31/2024	54.8	45.9	42.2	0.02%
ˆiFood, Inc. dba Steak N Shake	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/31/2024	379.1	329.7	313.8	0.15%
ˆ575 Columbus Avenue Holding Company, LLC and LA-ZE LLC dba EST EST EST	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/30/2039	22.5	21.5	22.4	0.01%
ˆL&S Insurance & Financial Services Inc	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	7/25/2024	22.5	18.8	17.2	0.01%
ˆHoneyspot Investors LLP and Pace Motor Lines Inc	Truck Transportation	Term Loan	Prime plus 2.75%	7/24/2039	150.0	144.2	150.5	0.07%
ˆMiss Cranston Diner II, LLC and Miss Cranston II Realty LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/17/2039	100.0	96.8	99.0	0.05%
ˆAMG Holding, LLC and Stetson Automotive, Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/30/2039	208.0	199.7	208.8	0.10%
ˆHighway Striping Inc	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	6/30/2024	53.1	44.1	41.2	0.02%
ˆLisle Lincoln II Limited Partnership dba Lisle Lanes LP	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/30/2024	100.0	83.1	83.9	0.04%
ˆiFood, Inc. dba Steak N Shake	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/30/2039	629.8	605.2	594.1	0.29%
ˆHoneyspot Investors LLP and Pace Motor Lines Inc	Truck Transportation	Term Loan	Prime plus 2.75%	6/30/2039	875.3	841.6	877.6	0.42%
ˆFHJE Ventures LLC and Eisenreich II Inc. dba Breakneck Tavern	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/27/2039	321.8	308.9	315.6	0.15%
ˆZinger Hardware and General Merchant Inc	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	6/26/2024	110.5	91.7	88.7	0.04%
ˆJPM Investments LLC and Carolina Family Foot Care P.A.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/26/2039	136.1	132.6	136.4	0.07%
ˆNikobella Properties LLC and JPO Inc dba Village Car Wash	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/25/2039	476.3	457.1	468.5	0.23%
ˆRDJ Maayaa Inc dba RDJ Distributors	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	6/23/2024	8.7	7.1	6.5	—%
ˆBig Sky Plaza LLC and Strickland, Incorporated dba Livingston True Value	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	6/20/2039	233.4	224.0	228.9	0.11%
ˆ510 ROK Realty LLC dba ROK Health and Fitness and Robert N. D’urso	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/19/2024	332.0	276.3	277.4	0.13%
ˆNirvi Enterprises LLC dba Howard Johnson/Knights Inn	Accommodation	Term Loan	Prime plus 2.75%	6/17/2039	920.3	883.3	923.6	0.44%
ˆHotels of North Georgia LLC dba Comfort Inn and Suites	Accommodation	Term Loan	Prime plus 2.75%	6/17/2039	837.5	803.9	840.5	0.40%
ˆGlobal Educational Delivery Services LLC	Educational Services	Term Loan	Prime plus 2.75%	6/16/2024	60.0	50.5	51.0	0.02%
ˆRainbow Dry Cleaners	Personal and Laundry Services	Term Loan	Prime plus 2.75%	6/13/2024	122.5	101.7	95.6	0.05%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2016 (UNAUDITED) – (continued)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
ˆNVR Corporation dba Discount Food Mart	Food and Beverage Stores	Term Loan	Prime plus 2.75%	6/11/2039	$68.3	$64.0	$66.9	0.03%
ˆSico & Walsh Insurance Agency Inc and The AMS Trust	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	6/6/2039	250.0	88.0	94.1	0.05%
ˆSujata Inc dba Stop N Save Food Mart and Dhruvesh Patel	Food and Beverage Stores	Term Loan	Prime plus 2.75%	6/3/2024	22.5	18.7	17.4	0.01%
ˆLong Island Barber + Beauty LLC	Educational Services	Term Loan	Prime plus 2.75%	6/2/2039	55.5	53.3	54.0	0.03%
ˆPocono Coated Products, LLC	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	5/30/2024	22.5	18.5	18.3	0.01%
ˆCJR LLC (EPC) and PowerWash Plus, Inc. (OC)	Repair and Maintenance	Term Loan	Prime plus 2.75%	5/30/2024	53.0	43.7	43.0	0.02%
ˆEGM Food Services Inc dba Gold Star Chili	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/29/2024	19.2	15.8	14.7	0.01%
ˆR. A. Johnson, Inc. dba Rick Johnson Auto & Tire	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	5/29/2039	943.8	904.5	945.7	0.45%
ˆWilton Dental Care P.C.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	5/29/2024	128.1	107.5	98.1	0.05%
ˆJonesboro Health Food Center LLC	Health and Personal Care Stores	Term Loan	Prime plus 2.75%	5/27/2024	60.0	49.4	44.8	0.02%
ˆUSI Properties LLC dba U Store It	Real Estate	Term Loan	Prime plus 2.75%	5/23/2039	144.6	138.6	144.2	0.07%
ˆBay State Funeral Services, LLC (EPC) and Riley Funeral Home Inc(OC)	Personal and Laundry Services	Term Loan	Prime plus 2.75%	5/21/2039	134.9	129.6	135.5	0.07%
ˆHae M. and Jin S. Park dba Buford Car Wash	Repair and Maintenance	Term Loan	Prime plus 2.75%	5/15/2039	166.5	158.8	159.5	0.08%
ˆMoochie’s LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/13/2024	100.5	83.8	76.9	0.04%
ˆThe River Beas LLC and Punam Singh	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/8/2039	90.3	86.5	88.3	0.04%
ˆAS Boyals LLC dba Towne Liquors	Food and Beverage Stores	Term Loan	Prime plus 2.75%	4/29/2039	117.5	112.4	117.5	0.06%
ˆENI Inc, Event Networks Inc, ENI Worldwide LLC and Spot Shop Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	4/25/2024	500.0	408.0	369.1	0.18%
ˆGerami Realty, LC (EPC) Sherrill Universal City Corral, LP dba Golden	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/23/2027	78.8	68.7	69.7	0.03%
ˆComplete Body & Paint, Inc.	Repair and Maintenance	Term Loan	Prime plus 2.75%	4/23/2039	20.8	19.9	20.8	0.01%
ˆIsland Wide Realty LLC and Long Island Partners, Inc. dba Realty Executives	Real Estate	Term Loan	Prime plus 2.75%	4/22/2039	103.8	99.4	103.9	0.05%
ˆWilshire Media Systems Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	4/17/2024	186.3	152.0	140.3	0.07%
ˆ1899 Tavern & Tap LLC and Ale House Tavern & Tap LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/9/2039	137.5	130.6	134.7	0.06%
ˆHodges Properties LLC and Echelon Enterprises Inc dba Treads Bicycle	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	3/31/2039	449.0	428.8	451.2	0.22%
ˆDantanna’s Tavern LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/30/2024	164.3	134.9	133.0	0.06%
ˆRDT Enterprises, LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/31/2028	141.2	125.6	129.8	0.06%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2016 (UNAUDITED) – (continued)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
ˆLittle People’s Village II LLC (OC) and Iliopoulos Realty LLC (EPC)	Social Assistance	Term Loan	Prime plus 2.75%	3/31/2039	$101.5	$97.7	$101.1	0.05%
ˆEagle Aggregate Transportation, LLC and Eagle Pneumatic Transport LLC	Truck Transportation	Term Loan	Prime plus 2.75%	3/31/2024	1,250.0	606.7	618.4	0.30%
ˆKemmer, LLC (EPC) and Pitts Package Store, Inc.(OC)	Food and Beverage Stores	Term Loan	Prime plus 2.75%	3/31/2039	117.5	112.4	115.0	0.06%
ˆLittle People’s Village II LLC (OC) and Iliopoulos Realty LLC (EPC)	Social Assistance	Term Loan	Prime plus 2.75%	3/31/2039	92.1	88.5	91.7	0.04%
ˆWilban LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/28/2039	427.5	410.2	430.7	0.21%
ˆLake Area Autosound LLC and Ryan H. Whittington	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	7/28/2039	125.0	121.1	126.6	0.06%
ˆSapienzo Properties LLC (EPC) CNS Self-Storage Inc (OC)	Real Estate	Term Loan	Prime plus 2.75%	3/27/2039	193.8	184.1	195.2	0.09%
ˆHascher Gabelstapler Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/26/2024	143.3	117.5	117.8	0.06%
ˆKnowledge First Inc dba Magic Years of Learning and Kimberly Knox	Social Assistance	Term Loan	Prime plus 2.75%	3/21/2039	145.0	138.7	144.3	0.07%
ˆCormac Enterprises and Wyoming Valley Beverage Incorporated	Food and Beverage Stores	Term Loan	Prime plus 2.75%	3/20/2039	110.8	105.9	112.3	0.05%
ˆ636 South Center Holdings, LLC and New Mansfield Brass and Aluminum Co	Primary Metal Manufacturing	Term Loan	Prime plus 2.75%	3/20/2039	497.5	477.3	505.9	0.24%
ˆKinisi, Inc. dba The River North UPS Store	Administrative and Support Services	Term Loan	Prime plus 2.75%	3/18/2024	41.3	27.6	27.7	0.01%
ˆSE Properties 39 Old Route 146, LLC (EPC) SmartEarly Clifton Park LLC	Social Assistance	Term Loan	Prime plus 2.75%	3/14/2039	408.0	390.7	414.0	0.20%
ˆTortilla King Inc.	Food Manufacturing	Term Loan	Prime plus 2.75%	3/14/2039	216.9	208.0	215.3	0.10%
ˆTortilla King, Inc.	Food Manufacturing	Term Loan	Prime plus 2.75%	3/14/2029	1,033.1	938.6	949.2	0.46%
ˆBowl Mor, LLC dba Bowl Mor Lanes/Spare Lounge, Inc.	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/13/2039	223.5	213.4	226.2	0.11%
ˆAvayaan2 LLC dba Island Cove	Gasoline Stations	Term Loan	Prime plus 2.75%	3/7/2039	157.5	150.4	157.9	0.08%
ˆOnofrio’s Fresh Cut Inc	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	3/6/2024	75.0	60.7	61.3	0.03%
ˆR & R Boyal LLC dba Cap N Cat Clam Bar and Little Ease Tavern	Food and Beverage Stores	Term Loan	Prime plus 2.75%	2/28/2039	417.5	398.1	416.1	0.20%
ˆSummit Beverage Group LLC	Beverage and Tobacco Product Manufacturing	Term Loan	Prime plus 2.75%	2/28/2024	350.6	281.2	281.0	0.13%
ˆ952 Boston Post Road Realty, LLC and HNA LLC dba Styles International	Personal and Laundry Services	Term Loan	Prime plus 2.75%	2/28/2039	211.0	201.2	209.5	0.10%
ˆChoe Trade Group Inc dba Rapid Printers of Monterey	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	2/28/2024	159.3	127.7	130.2	0.06%
ˆFaith Memorial Chapel LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	2/28/2039	214.2	204.6	212.8	0.10%
ˆ96 Mill Street LLC, Central Pizza LLC and Jason Bikakis George Bikaki	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/12/2039	141.3	135.4	143.5	0.07%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2016 (UNAUDITED) – (continued)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
ˆJWB Industries, Inc. dba Carteret Die Casting	Primary Metal Manufacturing	Term Loan	Prime plus 2.75%	2/11/2024	$280.0	$224.5	$219.9	0.11%
ˆ986 Dixwell Avenue Holding Company, LLC(EPC) and Mughali Foods, LLC db	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/7/2039	99.1	94.9	99.6	0.05%
ˆSovereign Communications LLC	Broadcasting (except Internet)	Term Loan	Prime plus 2.75%	2/7/2024	907.8	738.3	718.6	0.35%
ˆAwesome Pets II Inc dba Mellisa’s Pet Depot	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	2/7/2024	83.2	67.5	66.3	0.03%
ˆSarah Sibadan dba Sibadan Agency	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	1/27/2039	129.4	123.1	129.9	0.06%
ˆ3Fmanagement LLC and ATC Fitness Cape Coral, LLC dba Around the Clock Fitness	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	1/24/2024	425.0	337.7	332.4	0.16%
ˆJDR Industries Inc dba CST-The Composites Store, JetCat USA	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	1/21/2024	140.3	111.5	110.3	0.05%
ˆIcore Enterprises Inc dba Air Flow Filters Inc	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	1/15/2024	21.8	17.3	17.6	0.01%
ˆCarl R. Bieber, Inc. dba Bieber Tourways/Bieber Transportation/Bieber	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	9/30/2027	712.5	626.4	645.1	0.31%
ˆNutmeg North Associates LLC (OC) Steeltech Building Products Inc	Construction of Buildings	Term Loan	Prime plus 2.75%	12/31/2038	897.8	871.5	906.2	0.44%
ˆCLU Amboy, LLC (EPC) and Amboy Group, LLC (OC) dba Tommy Moloney’s	Food Manufacturing	Term Loan	Prime plus 2.75%	12/27/2023	656.3	533.3	543.1	0.26%
ˆShane M. Howell and Buck Hardware and Garden Center, LLC	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	12/27/2038	322.5	306.3	317.9	0.15%
ˆKK International Trading Corporation	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	12/23/2028	190.0	167.3	170.9	0.08%
ˆMosley Auto Group LLC dba America’s Automotive	Repair and Maintenance	Term Loan	Prime plus 2.75%	12/20/2038	221.5	210.4	221.9	0.11%
ˆKurtis Sniezek dba Wolfe’s Foreign Auto	Repair and Maintenance	Term Loan	Prime plus 2.75%	12/20/2038	88.9	84.4	89.4	0.04%
ˆLefont Theaters Inc.	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	12/19/2023	14.4	11.3	11.2	0.01%
ˆPLES Investements, LLC and John Redder, Pappy Sand & Gravel, Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/19/2038	555.3	527.4	550.0	0.26%
ˆTAK Properties LLC and Kinderland Inc	Social Assistance	Term Loan	Prime plus 2.75%	12/18/2038	405.0	385.2	402.4	0.19%
ˆAny Garment Cleaner-East Brunswick, Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	12/18/2023	53.8	42.4	42.8	0.02%
ˆTOL LLC dba Wild Birds Unlimited	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	12/13/2023	18.0	14.7	14.5	0.01%
ˆ8 Minute Oil Change of Springfield Corporation and John Nino	Repair and Maintenance	Term Loan	Prime plus 2.75%	12/12/2038	196.8	183.6	193.9	0.09%
ˆ920 CHR Realty LLC (EPC) V. Garofalo Carting Inc (OC)	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	12/10/2038	418.1	397.2	420.7	0.20%
ˆDKB Transport Corp	Truck Transportation	Term Loan	Prime plus 2.75%	12/5/2038	138.8	131.8	139.6	0.07%
ˆFirm Foundations Inc David S Gaitan Jr and Christopher K Daigle	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/3/2038	104.3	99.0	101.9	0.05%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2016 (UNAUDITED) – (continued)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
ˆSpectrum Development LLC and Solvit Inc & Solvit North, Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/2/2023	$387.3	$304.9	$302.7	0.15%
ˆBVIP Limousine Service LTD	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	11/27/2038	76.5	72.5	76.3	0.04%
ˆEco-Green Reprocessing LLC and Denali Medical Concepts, LLC	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	11/27/2023	67.2	52.5	51.2	0.02%
ˆWallace Holdings LLC (EPC) GFA International Inc (OC)	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.5%	11/25/2023	125.0	97.3	94.1	0.05%
ˆAcuCall LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	11/21/2023	15.8	12.3	11.9	0.01%
ˆSeven Peaks Mining Inc and Cornerstone Industrial Minerals Corporation	Mining (except Oil and Gas)	Term Loan	Prime plus 2.75%	11/18/2038	1,250.0	1,182.0	1,212.2	0.58%
ˆKids in Motion of Springfield LLC dba The Little Gym of Springfield IL	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	11/18/2023	45.0	35.8	34.9	0.02%
ˆYousef Khatib dba Y&M Enterprises	Wholesale Electronic Markets and Agents and Brokers	Term Loan	Prime plus 2.75%	11/15/2023	75.0	58.5	57.2	0.03%
ˆHowell Gun Works LLC	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	11/14/2023	8.3	6.5	6.3	—%
ˆPolpo Realty, LLC(EPC) Polpo Restaurant, LLC (OC)	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/6/2038	62.5	59.3	62.8	0.03%
ˆ1 North Restaurant Corp dba 1 North Steakhouse	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	10/31/2038	212.5	201.1	212.0	0.10%
ˆMaster CNC Inc & Master Properties LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	10/31/2038	596.6	564.7	583.5	0.28%
ˆJanice B. McShan and The Metropolitan Day School, LLC	Social Assistance	Term Loan	Prime plus 2.75%	10/31/2023	42.8	34.0	34.7	0.02%
ˆTwinsburg Hospitality Group LLC dba Comfort Suites	Accommodation	Term Loan	Prime plus 2.75%	10/31/2038	945.0	896.3	934.3	0.45%
ˆMid-Land Sheet Metal Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	10/31/2038	137.5	130.5	137.2	0.07%
ˆMeridian Hotels LLC dba Best Western Jonesboro	Accommodation	Term Loan	Prime plus 2.75%	10/29/2038	664.5	628.7	665.8	0.32%
ˆNew Image Building Services Inc. dba New Image Repair Services	Repair and Maintenance	Term Loan	Prime plus 2.75%	10/29/2023	331.3	256.0	251.6	0.12%
ˆA-1 Quality Services Corporation	Administrative and Support Services	Term Loan	Prime plus 2.75%	10/29/2023	8.9	6.8	6.6	—%
ˆGreenbrier Technical Services, Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	10/24/2023	240.1	169.2	172.3	0.08%
ˆClairvoyant Realty Corp. and Napoli Marble & Granite Design, Ltd	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	10/24/2038	246.3	233.1	242.1	0.12%
ˆKelly Auto Care LLC dba Shoreline Quick Lube and Car Wash	Repair and Maintenance	Term Loan	Prime plus 2.75%	10/18/2023	87.5	67.6	66.5	0.03%
ˆDiscount Wheel and Tire	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	9/30/2038	223.8	211.2	220.3	0.11%
ˆOnofrios Enterprises LLC (EPC) Onofrios Fresh Cut, Inc	Food Manufacturing	Term Loan	Prime plus 2.75%	9/30/2038	312.5	296.2	311.0	0.15%
ˆCencon Properties LLC and Central Connecticut Warehousing Company, In	Warehousing and Storage	Term Loan	Prime plus 2.75%	9/30/2038	344.5	325.8	344.5	0.17%
ˆShepher Distr’s and Sales Corp and The Lederer Industries Inc.	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	9/30/2023	1,050.0	649.4	660.8	0.32%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2016 (UNAUDITED) – (continued)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
ˆFirst Steps Real Estate Company, LLC (EPC) and First Steps Preschool	Social Assistance	Term Loan	Prime plus 2.75%	9/30/2038	$97.6	$92.2	$95.5	0.05%
ˆLenoir Business Partners LLC (EPC) LP Industries, Inc dba Childforms	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	9/30/2038	322.7	310.5	325.3	0.16%
ˆTop Properties LLC and LP Industries, Inc dba Childforms	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	9/30/2038	120.0	115.3	122.1	0.06%
ˆMitchellville Family Dentistry, Dr. Octavia Simkins-Wiseman DDS PC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/27/2038	335.1	316.3	331.2	0.16%
ˆGabrielle Realty, LLC	Gasoline Stations	Term Loan	Prime plus 2.75%	9/27/2038	757.6	715.2	745.1	0.36%
ˆHandy 6391 LLC dba The UPS Store #6391	Administrative and Support Services	Term Loan	Prime plus 2.75%	9/27/2023	62.5	48.4	49.3	0.02%
ˆAnthony C Dinoto and Susan S P Dinoto and Anthony C Dinoto Funeral Home	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/26/2038	100.0	94.5	100.1	0.05%
ˆEastside Soccer Dome, Inc.	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/26/2038	463.8	437.8	463.5	0.22%
ˆSoutheast Chicago Soccer, Inc.	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/26/2038	51.3	48.4	51.2	0.02%
ˆHJ & Edward Enterprises, LLC dba Sky Zone	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/26/2023	262.5	207.6	208.1	0.10%
ˆKiddie Steps 4 You Inc.	Social Assistance	Term Loan	Prime plus 2.75%	9/25/2038	89.3	85.9	89.1	0.04%
ˆDiamond Memorials Incorporated	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/25/2023	14.3	10.1	9.8	—%
ˆFaith Memorial Chapel LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/20/2038	268.4	253.8	265.7	0.13%
ˆSerious-Fun in Alpharetta, LLC dba The Little Gym of Alpharetta	Educational Services	Term Loan	Prime plus 2.75%	9/20/2023	46.3	35.6	34.8	0.02%
ˆWestville Seafood LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/19/2038	112.3	106.0	110.6	0.05%
ˆMaynard Enterprises Inc dba Fastsigns of Texarkana	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	9/18/2023	16.1	12.5	12.2	0.01%
ˆGrafio Inc dba Omega Learning Center-Acworth	Educational Services	Term Loan	Prime plus 2.75%	9/13/2023	156.3	126.6	124.1	0.06%
ˆSound Manufacturing Inc	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	9/12/2028	54.8	47.6	48.1	0.02%
ˆThe Berlerro Group, LLC dba Sky Zone	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/12/2023	421.3	333.0	325.8	0.16%
ˆProspect Kids Academy Inc	Educational Services	Term Loan	Prime plus 2.75%	9/11/2038	124.3	117.3	123.2	0.06%
ˆAlma J. and William R. Walton (EPC) and Almas Child Day Care Center	Social Assistance	Term Loan	Prime plus 2.75%	9/11/2038	39.5	37.3	39.5	0.02%
ˆB for Brunette dba Blo	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/10/2023	53.4	41.4	40.2	0.02%
ˆSchmaltz Holdings, LLC (EPC) and Schmaltz Operations, LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/4/2038	224.2	210.4	219.3	0.11%
ˆExcel RP Inc	Machinery Manufacturing	Term Loan	Prime plus 2.75%	8/30/2023	130.3	98.8	100.1	0.05%
ˆIlOKA Inc dba Microtech Tel and NewCloud Networks	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/30/2023	687.5	521.7	514.5	0.25%
ˆACI Northwest Inc.	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	8/30/2023	906.3	475.2	480.1	0.23%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2016 (UNAUDITED) – (continued)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
ˆSpectrum Radio Fairmont, LLC	Broadcasting (except Internet)	Term Loan	Prime plus 2.75%	8/30/2023	$187.5	$164.3	$166.9	0.08%
ˆGulfport Academy Child Care and Learning Center, Inc. and Jennifer Sis	Social Assistance	Term Loan	Prime plus 2.75%	8/30/2023	43.3	32.8	33.2	0.02%
ˆRamard Inc and Advanced Health Sciences Inc	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	8/28/2023	187.5	142.4	137.5	0.07%
ˆRM Hawkins LLC dba Pure Water Tech West and Robert M Hawkins	Nonstore Retailers	Term Loan	Prime plus 2.75%	8/26/2023	85.8	61.6	62.7	0.03%
ˆJSIL LLC dba Blackstones Hairdressing	Personal and Laundry Services	Term Loan	Prime plus 2.75%	8/16/2023	19.5	14.6	14.4	0.01%
ˆIsland Nautical Enterprises, Inc. (OC) and Ingwall Holdings, LLC (EPC)	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	8/14/2038	445.0	330.2	342.4	0.16%
ˆCaribbean Concepts, Inc. dba Quick Bleach	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	8/12/2023	22.5	17.2	16.7	0.01%
ˆ209 North 3rd Street, LLC (EPC) Yuster Insurance Group Inc (OC)	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	7/29/2038	83.9	78.9	82.8	0.04%
ˆMajestic Contracting Services, Inc. dba Majestic Electric	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	7/26/2038	190.0	178.7	186.0	0.09%
ˆDaniel W and Erin H Gordon and Silver Lining Stables CT, LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	7/24/2023	11.3	8.5	8.6	—%
ˆAngkor Restaurant Inc	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/19/2038	93.0	87.5	92.2	0.04%
ˆHarbor Ventilation Inc and Estes Investment, LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	7/19/2038	92.1	22.4	23.7	0.01%
ˆTri County Heating and Cooling Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	7/19/2023	87.8	65.9	66.8	0.03%
ˆMorning Star Trucking LLC and Morning Star Equipment and Leasing LLC	Truck Transportation	Term Loan	Prime plus 2.75%	7/17/2023	53.8	40.4	39.0	0.02%
ˆMaxiflex LLC	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	6/28/2023	153.5	114.0	115.9	0.06%
ˆGIA Realty LLC and VRAJ GIA LLC dba Lakeview Laundromat	Personal and Laundry Services	Term Loan	Prime plus 2.75%	6/28/2038	97.5	91.5	96.9	0.05%
ˆJRA Holdings LLC (EPC) Jasper County Cleaners Inc dba Superior Cleaner	Personal and Laundry Services	Term Loan	Prime plus 2.75%	6/28/2038	121.0	112.6	119.2	0.06%
2161 Highway 6 Trail, LLC, (EPC) R. H. Hummer JR., Inc. (Co-Borrower)	Truck Transportation	Term Loan	Prime plus 2.75%	6/19/2026	1,250.0	802.9	824.0	0.40%
ˆCBlakeslee Arpaia Chapman, Inc. dba Blakeslee Industrial Services	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	6/18/2028	875.0	748.7	772.8	0.37%
ˆKDP LLC and KDP Investment Advisors, Inc and KDP Asset Management, Inc	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	6/14/2023	343.8	255.8	248.4	0.12%
ˆElite Structures Inc	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	6/12/2038	932.8	852.8	902.2	0.43%
ˆ(EPC) Willowbrook Properties LLC (OC) Grove Gardens Landscaping Inc.	Administrative and Support Services	Term Loan	Prime plus 2.75%	6/5/2038	186.3	174.9	183.6	0.09%
ˆ(EPC) Absolute Desire LLC and Mark H. Szierer (OC) Sophisticated Smile	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/5/2038	188.3	176.9	182.9	0.09%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2016 (UNAUDITED) – (continued)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
ˆRKP Service dba Rainbow Carwash	Repair and Maintenance	Term Loan	Prime plus 2.75%	5/31/2023	$300.0	$223.5	$217.7	0.10%
ˆRXSB, Inc dba Medicine Shoppe	Health and Personal Care Stores	Term Loan	Prime plus 2.75%	5/30/2023	186.3	137.5	132.7	0.06%
ˆGregory P Jellenek OD and Associates PC dba Gregory P Jellenek OD	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	5/28/2023	63.5	46.7	46.4	0.02%
ˆRyan D. Thornton and Thornton & Associates LLC	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	5/24/2023	68.8	39.3	37.9	0.02%
ˆPowerWash Plus, Inc. and CJR, LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	4/30/2038	550.0	515.2	536.7	0.26%
ˆPeanut Butter & Co., Inc.	Food Manufacturing	Term Loan	Prime plus 2.75%	4/30/2023	100.0	72.6	70.4	0.03%
ˆBrothers International Desserts	Food Manufacturing	Term Loan	Prime plus 2.75%	4/26/2023	230.0	167.7	167.0	0.08%
ˆKidrose, LLC dba Kidville Riverdale	Educational Services	Term Loan	Prime plus 2.75%	4/22/2023	78.8	58.1	57.2	0.03%
ˆVernon & Stephanie Scott and Little Stars Day Care Center, Inc.	Educational Services	Term Loan	Prime plus 2.75%	4/18/2038	151.0	141.3	149.5	0.07%
ˆCapital Scrap Metal, LLC and Powerline Investment, LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	3/29/2038	500.0	444.5	473.5	0.23%
ˆMRM Supermarkets Inc dba Constantins Breads; Dallas Gourmet Breads	Food Manufacturing	Term Loan	Prime plus 2.75%	3/29/2038	336.0	314.3	331.4	0.16%
ˆ1258 Hartford TPKE, LLC (EPC) and Phelps and Sons, Inc (OC)	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	3/29/2038	124.6	116.4	123.0	0.06%
ˆNeyra Industries, Inc. and Edward Neyra	Nonmetallic Mineral Product Manufacturing	Term Loan	Prime plus 2.75%	3/27/2023	217.5	157.0	160.3	0.08%
ˆA & M Commerce, Inc. dba Cranberry Sunoco	Gasoline Stations	Term Loan	Prime plus 2.75%	3/27/2038	330.3	308.2	327.3	0.16%
ˆXela Pack, Inc. and Aliseo and Catherine Gentile	Paper Manufacturing	Term Loan	Prime plus 2.75%	3/27/2028	271.8	229.2	237.8	0.11%
ˆAmerican Diagnostic Imaging, Inc. dba St. Joseph Imaging Center	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	3/25/2038	537.5	501.9	531.1	0.26%
ˆMichael A. and HeatherR. Welsch dba Art & FrameEtc.	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	3/22/2038	67.5	63.0	66.9	0.03%
ˆM & H Pine Straw Inc and Harris L. Maloy	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	3/21/2023	288.8	208.0	211.4	0.10%
ˆTruth Technologies Inc dba Truth Technologies Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/21/2023	79.5	57.4	57.6	0.03%
ˆJ. Kinderman & Sons Inc., dba BriteStar Inc.	Electrical Equipment, Appliance, and Component Manufacturing	Term Loan	Prime plus 2.75%	3/20/2023	181.3	135.1	137.9	0.07%
ˆStellar Environmental LLC	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	3/18/2023	56.3	40.7	41.4	0.02%
ˆSound Manufacturing, Inc. and Monster Power Equipment Inc.	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	3/15/2023	523.0	376.7	381.5	0.18%
ˆGolden Gate Lodging LLC (OC)	Accommodation	Term Loan	Prime plus 2.75%	3/12/2038	115.0	107.4	114.0	0.05%
ˆBakhtar Group LLC dba Malmaison	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/28/2023	103.8	74.8	74.8	0.04%
ˆRiver Club Golf Course Inc dba The River Club	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	2/28/2038	475.2	442.8	469.5	0.23%
ˆOsceola River Mill, LLC(EPC) Ironman Machine, Inc. (OC)	Machinery Manufacturing	Term Loan	Prime plus 2.75%	2/20/2038	86.3	80.4	85.3	0.04%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2016 (UNAUDITED) – (continued)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
ˆJava Warung, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/19/2038	$51.0	$47.6	$50.6	0.02%
ˆNancy & Karl Schmidt(EPC) Moments to Remember USA, LLC	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	2/15/2038	106.3	99.0	105.1	0.05%
ˆOrient Direct, Inc. dba Spracht, Celltek, ODI	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	2/12/2023	84.9	59.9	59.9	0.03%
ˆKnits R Us, Inc. dba NYC Sports/Mingle	Textile Mills	Term Loan	Prime plus 2.75%	2/11/2038	125.0	116.7	124.3	0.06%
ˆNorth Country Transport, LLC	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	2/6/2023	15.0	10.7	10.9	0.01%
ˆMJD Investments, LLC dba The Community Day School	Social Assistance	Term Loan	Prime plus 2.75%	1/31/2038	258.3	240.2	254.4	0.12%
ˆSherill Universal City dba Golden Corral	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/28/2038	440.5	411.4	435.8	0.21%
ˆElegant Fireplace Mantels, Inc. dba Elegant Fireplace Mantels	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/31/2022	97.5	68.3	68.3	0.03%
ˆMacho LLC (EPC) Madelaine Chocolate Novelties Inc(OC) dba The Madelai	Food Manufacturing	Term Loan	Prime plus 2.75%	12/31/2037	500.0	466.6	496.8	0.24%
ˆWI130, LLC (EPC) & Lakeland Group, Inc (OC) dba Lakeland Electrical	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	12/31/2028	271.5	229.8	235.9	0.11%
ˆBabie Bunnie Enterprises Inc dba Triangle Mothercare	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/28/2027	46.3	34.9	35.5	0.02%
ˆJohn Duffy Fuel Co., Inc.	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	12/28/2022	513.8	359.8	367.1	0.18%
ˆPolpo Realty LLC (EPC) & Polpo Restaurant LLC (OC) dba Polpo Restaurant	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/27/2037	517.5	482.6	513.8	0.25%
ˆMartin L Hopp, MD PHD A Medical Corp (OC) dba Tower ENT	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/21/2022	66.3	46.2	46.5	0.02%
ˆUnited Woodworking, Inc	Wood Product Manufacturing	Term Loan	6%	12/20/2022	17.3	11.9	12.1	0.01%
ˆPioneer Window Holdings, Inc and Subsidiaries dba Pioneer Windows	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	12/20/2022	225.0	157.5	159.2	0.08%
ˆEzzo Properties, LLC and Great Lakes Cleaning, Inc.	Administrative and Support Services	Term Loan	Prime plus 2.75%	12/20/2027	389.6	323.7	330.7	0.16%
ˆThe Amendments Group LLC dba Brightstar	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/17/2022	22.5	15.7	16.0	0.01%
ˆCheryle A Baptiste and Cheryle Baptiste DDS PLLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	11/30/2037	286.5	266.3	282.7	0.14%
ˆAegis Creative Communications, Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	11/30/2022	387.5	260.9	260.9	0.13%
ˆDaniel Gordon and Erin Gordon and Silver Lining Stables CT, LLC	Support Activities for Agriculture and Forestry	Term Loan	Prime plus 2.75%	11/28/2037	223.8	207.4	220.7	0.11%
ˆD&L Rescources, Inc. dba The UPS Store	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	11/27/2022	9.8	6.7	6.7	—%
ˆRichmond Hill Mini Market, LLC	Food and Beverage Stores	Term Loan	Prime plus 2.75%	11/27/2037	185.3	171.7	182.2	0.09%
ˆDRV Enterprise, Inc. dba Cici’s Pizza # 339	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/26/2022	65.0	44.0	44.9	0.02%
ˆU & A Food and Fuel, Inc. dba Express Gas & Food Mart	Gasoline Stations	Term Loan	Prime plus 2.75%	11/21/2037	96.3	89.2	95.0	0.05%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2016 (UNAUDITED) – (continued)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
ˆClean Brothers Company Inc dba ServPro of North Washington County	Repair and Maintenance	Term Loan	Prime plus 2.75%	11/21/2022	$17.0	$11.7	$11.8	0.01%
ˆPioneer Windows Manufacturing Corp, Pioneer Windows	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	11/21/2022	275.0	190.5	192.4	0.09%
ˆR & J Petroleum LLC (EPC) Manar USA, Inc. (OC)	Gasoline Stations	Term Loan	Prime plus 2.75%	11/20/2037	180.0	166.8	177.2	0.09%
ˆSt Judes Physical Therapy P.C.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	11/19/2022	21.0	14.5	14.8	0.01%
ˆHi-Def Imaging, Inc. dba SpeedPro Imaging	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	11/9/2022	22.2	15.4	15.5	0.01%
ˆReidville Hydraulics Mfg Inc dba Summit	Machinery Manufacturing	Term Loan	Prime plus 2.75%	11/2/2037	265.9	246.5	259.7	0.12%
ˆBig Apple Entertainment Partners, LLC d/b/a Ripley’s Believe It or Not	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	10/26/2022	180.0	126.1	126.1	0.06%
ˆLA Diner Inc dba Loukas L A Diner	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/28/2037	677.5	630.1	670.5	0.32%
ˆATC Fitness LLC dba Around the Clock Fitness	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/28/2022	180.0	125.1	126.9	0.06%
ˆUniversity Park Retreat, LLC dba Massage Heights	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/27/2022	76.0	51.4	52.4	0.03%
ˆForno Italiano Di Nonna Randazzo, LLC dba Nonna Randazzo’s Bakery	Food and Beverage Stores	Term Loan	Prime plus 2.75%	9/26/2037	183.8	170.9	180.9	0.09%
ˆLaSalle Market and Deli EOK Inc and Rugen Realty LLC dba LaSalle Mark	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/21/2037	252.3	232.8	246.2	0.12%
ˆO’Rourkes Diner LLC dba O’Rourke’s Diner	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/19/2037	65.5	60.4	63.8	0.03%
ˆMichael J. Speeney & Joyce Speeney and R2 Tape, Inc.	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	8/31/2037	367.5	338.5	360.1	0.17%
ˆAJK Enterprise LLC dba AJK Enterprise LLC	Truck Transportation	Term Loan	Prime plus 2.75%	8/27/2022	16.5	11.0	11.2	0.01%
ˆNew Image Building Services, Inc. dba New Image Repair Services	Repair and Maintenance	Term Loan	Prime plus 2.75%	8/23/2037	285.7	263.2	276.9	0.13%
ˆSuncoast Aluminum Furniture, Inc	Furniture and Related Product Manufacturing	Term Loan	Prime plus 2.75%	8/17/2037	360.0	331.7	353.0	0.17%
ˆGeorgia Safe Sidewalks LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	7/27/2022	15.0	9.8	9.9	—%
ˆHofgard & Co., Inc. dba HofgardBenefits	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	7/27/2022	107.3	70.8	71.9	0.03%
ˆScoville Plumbing & Heating Inc and Thomas P. Scoville	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	7/25/2022	50.0	34.8	35.5	0.02%
ˆCentral Tire, Inc. dba Cooper Tire & Auto Services	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/29/2037	288.5	264.4	279.5	0.13%
ˆWPI, LLC	Transportation Equipment Manufacturing	Term Loan	Prime plus 2.75%	6/29/2024	129.5	94.4	95.8	0.05%
ˆHavana Central (NY) 5, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/29/2022	1,166.8	797.7	810.2	0.39%
ˆJenkins-Pavia Corporation dba Victory Lane Quick Oil Change	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/27/2037	69.8	63.9	67.8	0.03%
ˆKIND-ER-ZZ Inc dba Kidville	Educational Services	Term Loan	Prime plus 2.75%	6/15/2022	50.0	32.3	32.3	0.02%
ˆGraphish Studio, Inc. and Scott Fishoff	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/14/2022	20.3	13.2	13.2	0.01%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2016 (UNAUDITED) – (continued)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
ˆALF, LLC (EPC) Mulit-Service Eagle Tires (OC)	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	5/31/2037	$62.9	$57.6	$61.0	0.03%
ˆCraig R Freehauf d/b/a Lincoln Theatre	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	5/31/2022	47.9	22.8	23.2	0.01%
ˆSpectrumit, Inc, (OC) dba LANformation	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	5/31/2030	154.9	131.2	136.5	0.07%
ˆLefont Theaters, Inc.	Motion Picture and Sound Recording Industries	Term Loan	Prime plus 2.75%	5/30/2022	137.0	88.4	89.4	0.04%
ˆChristou Real Estate Holdings LLC dba Tops American Grill	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/17/2037	284.0	259.5	275.6	0.13%
ˆTracey Vita-Morris dba Tracey Vita’s School of Dance	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	5/10/2022	22.5	14.5	14.5	0.01%
ˆBisson Transportation, Inc.	Truck Transportation	Term Loan	Prime plus 2.75%	5/7/2037	588.1	554.3	584.6	0.28%
ˆBisson Moving & Storage Company Bisson Transportation Inc and BTG Real	Truck Transportation	Term Loan	Prime plus 2.75%	5/7/2022	528.8	366.9	372.1	0.18%
ˆFair Deal Food Mart Inc dba Neighbors Market	Gasoline Stations	Term Loan	Prime plus 2.75%	5/3/2037	381.3	348.7	370.8	0.18%
ˆTanner Optical, Inc. dba Murphy Eye Care	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	4/27/2022	8.3	5.2	5.3	—%
ˆZane Filippone Co Inc dba Culligan Water Conditioning	Nonstore Retailers	Term Loan	Prime plus 2.75%	4/12/2022	558.2	357.5	362.0	0.17%
ˆIndoor Playgrounds Limited Liability Company dba Kidville	Educational Services	Term Loan	Prime plus 2.75%	4/5/2022	19.5	8.8	9.0	—%
ˆBrandywine Picnic Park, Inc. and B.Ross Capps & Linda Capps	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/30/2031	231.5	198.1	207.8	0.10%
ˆAccess Staffing, LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	3/30/2022	187.5	118.1	119.0	0.06%
ˆWillow Springs Golf Course, Inc. & JC Lindsey Family Limited Partners	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/29/2037	755.4	698.8	745.4	0.36%
ˆManuel P. Barrera and Accura Electrical Contractor, Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	3/23/2028	103.7	84.0	86.7	0.04%
ˆShweiki Media, Inc. dba Study Breaks Magazine	Publishing Industries (except Internet)	Term Loan	Prime plus 2.75%	3/22/2027	1,178.8	932.9	962.3	0.46%
ˆATC Fitness, LLC d/b/a Around the Clock Fitness	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	2/28/2022	10.2	6.3	6.4	—%
ˆATI Jet, Inc.	Air Transportation	Term Loan	Prime plus 2.75%	12/28/2026	852.8	651.0	672.0	0.32%
ˆJ. Kinderman & Sons, Inc. dba Brite Star Manufacturing Company	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	12/22/2036	495.0	456.8	486.9	0.23%
ˆK’s Salon, LLC d/b/a K’s Salon	Personal and Laundry Services	Term Loan	Prime plus 2.75%	12/20/2021	73.6	44.6	44.9	0.02%
ˆ15 Frederick Place LLC & Pioneer Windows Holdings Inc & Subs	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	12/16/2021	250.0	150.2	152.3	0.07%
ˆM & H Pinestraw, Inc. and Harris L. Maloy	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	12/15/2021	238.3	144.1	145.9	0.07%
ˆTaylor Transport, Inc	Truck Transportation	Term Loan	Prime plus 2.75%	12/8/2021	515.5	245.9	250.5	0.12%
ˆThomas P. Scoville dba Scoville Plumbing & Heating, Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	11/16/2021	62.5	37.1	37.8	0.02%
ˆMRM Supermarkets, Inc. dba Constantin’s Breads	Food Manufacturing	Term Loan	Prime plus 2.75%	12/31/2018	137.5	82.3	82.6	0.04%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2016 (UNAUDITED) – (continued)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
ˆK9 Bytes, Inc & Epazz, Inc dba K9 Bytes, Inc	Publishing Industries (except Internet)	Term Loan	Prime plus 2.75%	10/26/2021	$58.8	$35.8	$36.2	0.02%
ˆ28 Cornelia Street Properties, LLC and Zouk, Ltd. dba Palma	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	10/25/2021	22.5	13.2	13.5	0.01%
ˆ39581 Garfield, LLC and Tri County Neurological Associates, P.C.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/30/2036	83.3	74.7	79.4	0.04%
ˆPTK, Incorporated dba Night N Day 24 HR Convenience Store	Food and Beverage Stores	Term Loan	Prime plus 2.75%	9/30/2036	137.5	123.7	131.6	0.06%
ˆ39581 Garfield, LLC and Tricounty Neurological Associates, P.C.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/30/2036	28.5	25.4	27.0	0.01%
ˆRobert E. Caves, Sr. and American Plank dba Caves Enterprises	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	9/30/2021	302.5	175.4	178.5	0.09%
ˆPolymer Sciences, Inc. dba Polymer Sciences, Inc.	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	9/28/2036	422.6	379.9	404.7	0.19%
ˆBig Apple Entertainment Partners, LLC dba Ripley’s Believe it or Not	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/28/2021	1,070.0	615.6	619.4	0.30%
ˆEquity National Capital LLC & Chadbourne Road Capital, LLC	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	9/26/2021	62.5	36.3	36.7	0.02%
ˆBryan Bantry Inc.	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	9/8/2021	400.0	154.7	155.6	0.07%
ˆSBR Technologies d/b/a Color Graphics	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/31/2021	806.2	460.6	468.6	0.23%
ˆMichael S. Decker & Janet Decker dba The Hen House Cafe	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/30/2036	16.4	14.8	15.7	0.01%
ˆQycell Corporation	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	8/19/2021	187.5	101.5	102.5	0.05%
ˆTrademark Equipment Company Inc and David A. Daniel	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	8/19/2036	133.6	119.9	127.4	0.06%
ˆValiev Ballet Academy, Inc	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	8/12/2036	91.5	38.0	40.5	0.02%
ˆA & A Auto Care, LLC d/b/a A & A Auto Care, LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	8/12/2036	101.0	91.1	97.1	0.05%
ˆLaHoBa, LLC d/b/a Papa John’s	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/3/2036	77.5	69.1	73.6	0.04%
ˆKelly Chon LLC dba Shi-Golf	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	7/29/2021	17.5	7.2	7.3	—%
ˆMTV Bowl, Inc. dba Legend Lanes	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/30/2036	248.5	223.7	237.3	0.11%
ˆLavertue Properties LLP dba Lavertue Properties	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	6/29/2036	44.8	40.1	42.7	0.02%
ˆLisle Lincoln II Limited Partnership dba Lisle Lanes LP	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/29/2036	338.1	314.1	333.8	0.16%
ˆPierce Developments, Inc. dba Southside Granite	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	6/13/2036	256.1	228.8	242.4	0.12%
ˆMajor Queens Body & Fender Corp	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/10/2021	28.6	15.9	16.2	0.01%
ˆJ&K Fitness, LLC dba Physiques Womens Fitness Center	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/8/2036	449.3	407.6	433.3	0.21%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2016 (UNAUDITED) – (continued)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
ˆPeanut Butter & Co., Inc. d/b/a Peanut Butter & Co.	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	6/3/2021	$65.5	$35.2	$35.4	0.02%
ˆDemand Printing Solutions, Inc. and MLM Enterprises, LLC d/b/a Demand	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	5/27/2021	16.5	9.0	9.2	—%
ˆModern on the Mile, LLC dba Ligne Roset	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	5/25/2021	212.5	115.4	116.2	0.06%
ˆMusic Mountain Water Company, LLC	Beverage and Tobacco Product Manufacturing	Term Loan	Prime plus 2.75%	4/25/2036	138.1	122.2	130.1	0.06%
ˆProfile Performance, Inc. and Eidak Real Estate, L.L.C.	Repair and Maintenance	Term Loan	Prime plus 2.75%	4/20/2036	127.5	113.4	120.7	0.06%
ˆNorthwind Outdoor Recreation, Inc. dba Red Rock Wilderness Store	Nonstore Retailers	Term Loan	Prime plus 2.75%	4/18/2036	129.5	117.0	124.5	0.06%
ˆMichael S. Korfe dba North Valley Auto Repair	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/24/2036	15.5	13.7	14.6	0.01%
ˆActknowledge, Inc dba Actknowledge	Personal and Laundry Services	Term Loan	Prime plus 2.75%	3/21/2021	57.3	30.4	31.0	0.01%
ˆFood & Beverage Associates Of N.J. Inc	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/11/2021	10.0	4.6	4.7	—%
ˆKey Products I&II, Inc. dba Dunkin’ Donuts/Baskin-Robbins	Food and Beverage Stores	Term Loan	Prime plus 2.75%	3/10/2021	153.0	81.4	82.4	0.04%
ˆStephen Frank, Patricia Frank and Suds Express LLC dba Frank Chiropra	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	2/25/2023	63.0	37.4	38.4	0.02%
ˆSuzyQue’s LLC dba Suzy Que’s	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/11/2036	61.0	54.2	57.8	0.03%
ˆLittle People’s Village, LLC dba Little People’s Village	Social Assistance	Term Loan	Prime plus 2.75%	1/31/2036	31.1	27.4	29.2	0.01%
ˆSeagate Group Holdings, Inc. dba Seagate Logistics, Inc.	Support Activities for Transportation	Term Loan	Prime plus 2.75%	1/28/2036	113.4	100.1	106.7	0.05%
ˆMetro Used Cars Inc. dba Metro Auto Center	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	1/14/2027	117.6	88.1	91.4	0.04%
ˆPatrageous Enterprises, LLC dba Incredibly Edible Delites of Laurel	Food and Beverage Stores	Term Loan	Prime plus 2.75%	12/29/2020	7.6	3.7	3.7	—%
Dixie Transport, Inc. & Johnny D. Brown & Jimmy Brown & Maudain Brown	Support Activities for Transportation	Term Loan	5.25%	12/28/2035	145.9	137.4	146.0	0.07%
Groundworks Unlimited LLC	Specialty Trade Contractors	Term Loan	6%	12/17/2023	120.0	83.1	85.3	0.04%
ˆShree OM Lodging, LLC dba Royal Inn	Accommodation	Term Loan	Prime plus 2.75%	12/17/2035	27.7	24.4	26.0	0.01%
ˆLodin Medical Imaging, LLC dba Watson Imaging Center	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/1/2020	66.4	32.4	32.9	0.02%
ˆRobert F. Schuler and Lori A. Schuler dba Bob’s Service Center	Repair and Maintenance	Term Loan	Prime plus 2.75%	11/30/2035	34.0	29.9	31.8	0.02%
ˆAny Garment Cleaner-East Brunswick, Inc dba Any Garment Cleaner	Personal and Laundry Services	Term Loan	Prime plus 2.75%	11/18/2020	42.5	17.5	17.7	0.01%
ˆWest Cobb Enterprises, Inc and Advanced Eye Associates, L.L.C.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	11/12/2035	148.7	130.8	139.0	0.07%
ˆLincoln Park Physical Therapy	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	10/20/2020	43.5	21.0	21.4	0.01%
ˆK9 Bytes, Inc & Epazz, Inc	Publishing Industries (except Internet)	Term Loan	Prime plus 2.75%	9/30/2020	18.5	9.2	9.3	—%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2016 (UNAUDITED) – (continued)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
ˆElan Realty, LLC and Albert Basse Asociates, Inc.	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	9/30/2035	$228.2	$199.8	$212.6	0.10%
ˆSuccess Express, Inc. dba Success Express	Couriers and Messengers	Term Loan	Prime plus 2.75%	9/29/2020	91.8	43.5	43.9	0.02%
ˆModern Manhattan, LLC	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	9/20/2020	204.0	97.9	98.8	0.05%
ˆDirk’s Trucking, L.L.C. dba Dirk’s Trucking	Truck Transportation	Term Loan	Prime plus 2.75%	9/17/2020	17.7	8.3	8.4	—%
ˆRudy & Louise Chavez dba Clyde’s Auto and Furniture Upholstery	Repair and Maintenance	Term Loan	Prime plus 2.75%	9/2/2035	50.1	43.7	46.6	0.02%
ˆNewsome Trucking Inc and Kevin Newsome	Truck Transportation	Term Loan	Prime plus 2.75%	9/2/2035	423.1	209.7	222.8	0.11%
ˆCalifornia College of Communications, Inc.	Educational Services	Term Loan	Prime plus 2.75%	11/2/2020	172.5	84.2	85.0	0.04%
ˆDDLK Investments LLC d/b/a Smoothie King	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/30/2020	7.5	2.8	2.8	—%
ˆPlanet Verte, LLC d/b/a Audio Unlimited	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/20/2020	40.0	18.9	19.1	0.01%
ˆMembers Only Software	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/30/2020	40.3	18.7	18.9	0.01%
ˆNew Life Holdings, LLC and Certified Collision Services, Inc.	Repair and Maintenance	Term Loan	Prime plus 2.75%	7/29/2035	76.2	65.8	69.9	0.03%
ˆActKnowledge, Inc dba ActKnowledge	Personal and Laundry Services	Term Loan	Prime plus 2.75%	6/30/2020	50.0	22.7	23.0	0.01%
ˆI-90 RV & Auto Supercenter	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	6/29/2035	74.9	65.1	69.2	0.03%
ˆWeaverVentures, Inc dba The UPS Store	Postal Service	Term Loan	Prime plus 2.75%	7/28/2020	23.8	10.9	11.1	0.01%
ˆZouk, Ltd. dba Palma	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/25/2020	27.5	12.9	13.1	0.01%
ˆCJ Park Inc. dba Kidville Midtown West	Educational Services	Term Loan	Prime plus 2.75%	6/25/2020	26.4	9.5	9.5	—%
ˆTanner Optical Inc. dba Murphy Eye Care	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/22/2035	94.6	82.0	86.9	0.04%
ˆM & H Pine Straw, Inc. and Harris Maloy	Support Activities for Agriculture and Forestry	Term Loan	Prime plus 2.75%	7/10/2020	67.5	30.9	31.3	0.02%
ˆExcel RP, Inc./Kevin and Joann Foley	Machinery Manufacturing	Term Loan	Prime plus 2.75%	7/8/2028	50.0	38.4	40.0	0.02%
ˆValleyStar, Inc. dba BrightStar HealthCare	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/28/2020	0.6	2.7	2.8	—%
ˆValleyStar, Inc. dba BrightStar Healthcare	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/28/2020	7.5	3.4	3.4	—%
ˆDiag, LLC dba Kidville	Educational Services	Term Loan	Prime plus 2.75%	6/21/2020	37.5	16.5	16.7	0.01%
ˆM & H Pine Straw, Inc and Harris L. Maloy	Support Activities for Agriculture and Forestry	Term Loan	6%	4/30/2020	183.3	63.3	64.2	0.03%
ˆNew Economic Methods LLC dba Rita’s	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/15/2020	24.8	0.8	0.8	—%
ˆCocoa Beach Parasail Corp. dba Cocoa Beach Parasail	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	4/26/2020	6.3	2.7	2.7	—%
ˆVortex Automotive LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/5/2035	76.6	66.1	70.3	0.03%
ˆATC Fitness LLC dba Around the Clock Fitness	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	2/28/2019	15.0	5.0	5.0	—%
ˆLahoba, LLC dba Papa John’s Pizza	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/30/2034	42.5	36.5	38.8	0.02%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2016 (UNAUDITED) – (continued)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
ˆMusic Mountain Water Company, LLC dba Music Mountain Water Co.	Beverage and Tobacco Product Manufacturing	Term Loan	Prime plus 2.75%	12/29/2019	$185.4	$74.2	$75.1	0.04%
ˆAnimal Intrusion Prevention Systems Holding Company, LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	3/29/2024	126.5	29.7	30.6	0.01%
ˆDavid A. Nusblatt, D.M.D, P.C.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/11/2019	9.0	3.5	3.6	—%
ˆCMA Consulting dba Construction Management Associates	Construction of Buildings	Term Loan	Prime plus 2.75%	12/11/2019	58.5	21.0	21.2	0.01%
ˆKMC RE, LLC & B&B Kennels	Personal and Laundry Services	Term Loan	Prime plus 2.75%	11/19/2034	58.3	49.9	53.1	0.03%
ˆDemand Printing Solutions, Inc.	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	12/12/2019	10.0	3.9	4.0	—%
ˆPlanet Verte, LLC dba Audio Unlimited of Oceanside	Administrative and Support Services	Term Loan	Prime plus 2.75%	11/28/2019	57.0	21.9	22.2	0.01%
ˆDemand Printing Solutions, Inc	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	10/29/2034	147.5	125.9	133.8	0.06%
ˆSupreme Screw Products	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	4/17/2019	308.2	96.4	97.5	0.05%
ˆGray Tree Service, Inc.	Administrative and Support Services	Term Loan	Prime plus 2.75%	12/18/2018	50.0	13.4	13.6	0.01%
ˆEnvy Salon & Spa LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	12/4/2018	20.3	5.5	5.5	—%
ˆGourmet to You, Inc.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/28/2019	12.1	3.5	3.5	—%
The Alba Financial Group, Inc.	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	6%	1/10/2019	22.5	12.5	12.6	0.01%
ˆGrapevine Professional Services, Inc.	Administrative and Support Services	Term Loan	Prime plus 2.75%	1/22/2019	8.2	2.2	2.3	—%
ˆInflate World Corporation	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/30/2018	7.5	1.5	1.5	—%
ˆPeter Thomas Roth Labs LL	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	9/26/2018	425.0	105.8	106.7	0.05%
ˆDream Envy, Ltd. d/b/a Massage Envy	Personal and Laundry Services	Term Loan	Prime plus 2.75%	11/9/2018	88.0	23.1	23.3	0.01%
ˆCBA D&A Pope, LLC dba Christian Brothers Automotive	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/14/2018	144.9	33.1	33.3	0.02%
ˆGilbert Chiropractic Clinic, Inc.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/7/2018	22.5	4.7	4.8	—%
ˆD & D’s Divine Beauty School of Esther, LLC	Educational Services	Term Loan	6%	8/1/2031	57.7	51.8	54.6	0.03%
ˆDaniel S. Fitzpatrick dba Danny’s Mobile Appearance Reconditioning Service	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/29/2018	9.4	2.0	2.0	—%
ˆBurks & Sons Development LLC dba Tropical Smoothie Cafe	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/22/2018	49.8	9.5	9.6	—%
Bliss Coffee and Wine Bar, LLC	Food Services and Drinking Places	Term Loan	6%	3/19/2018	87.5	70.2	70.7	0.03%
Zog Inc.	Other Information Services	Term Loan	6%	3/17/2018	97.5	64.1	64.5	0.03%
ˆSaan M.Saelee dba Saelee’s Delivery Service	Truck Transportation	Term Loan	Prime plus 2.75%	3/12/2018	9.8	1.9	1.9	—%
Integrity Sports Group, LLC	Performing Arts, Spectator Sports, and Related Industries	Term Loan	6%	3/6/2018	75.0	32.0	32.2	0.02%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2016 (UNAUDITED) – (continued)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
ˆEnewhere Custom Canvas, LLC	Textile Product Mills	Term Loan	Prime plus 2.75%	2/15/2018	$12.0	$2.3	$2.3	—%
ˆA & A Acquisition, Inc. dba A & A International	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	2/15/2018	100.0	16.8	16.9	0.01%
ˆAll American Printing	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	10/26/2032	69.8	37.7	39.9	0.02%
ˆSeo’s Paradise Cleaners, Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	1/19/2018	9.8	0.9	0.9	—%
ˆMargab, Inc. dba Smoothie King	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/28/2017	44.0	7.1	7.1	—%
ˆRCB Enterprises, Inc.	Administrative and Support Services	Term Loan	Prime plus 2.75%	12/18/2017	21.2	4.2	4.2	—%
ˆTimothy S. Strange dba Strange’s Mobile Apperance Reconditioning Service	Repair and Maintenance	Term Loan	Prime plus 2.75%	12/17/2017	8.4	1.0	1.0	—%
ˆParties By Pat, Inc. and Jose M. Martinez Jr.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/11/2017	93.1	15.7	15.8	0.01%
ˆTammy’s Bakery, Inc. dba Tammy’s Bakery	Food Manufacturing	Term Loan	Prime plus 2.75%	12/10/2017	71.8	12.1	12.2	0.01%
ˆMaria C. Sathre and David N. Sathre dba Black Forest Liquor Store	Food and Beverage Stores	Term Loan	Prime plus 2.75%	11/28/2017	18.6	2.8	2.8	—%
ˆMJ Mortgage & Tax Services, Inc.	Credit Intermediation and Related Activities	Term Loan	Prime plus 2.75%	11/14/2017	6.9	0.8	0.8	—%
ˆKings Laundry, LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	10/30/2017	64.5	9.2	9.2	—%
ˆQuality Engraving Services Inc. and Ian M. Schnaitman	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	10/17/2017	15.0	2.0	2.0	—%
ˆFlourishing Fruits, LLC dba Edible Arrangements	Food Manufacturing	Term Loan	Prime plus 2.75%	12/29/2017	21.1	0.5	0.5	—%
ˆLouis B. Smith dba LAQ Funeral Coach	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	9/15/2017	12.6	1.6	1.6	—%
ˆ1911 East Main Street Holdings, Corp	Repair and Maintenance	Term Loan	Prime plus 2.75%	5/18/2032	15.8	12.5	13.2	0.01%
ˆMetano IBC Services, Inc. and Stone Brook Leasing, LLC	Rental and Leasing Services	Term Loan	Prime plus 2.75%	8/17/2017	315.0	33.4	33.5	0.02%
ˆMala Iyer, MD dba Child and Family Wellness Center	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	8/11/2017	50.0	6.4	6.4	—%
ˆTwietmeyer Dentistry PA	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/30/2017	148.9	14.7	14.8	0.01%
ˆWater Works Laundromat, LLC	Personal and Laundry Services	Term Loan	Prime plus 2.25%	9/7/2027	267.3	185.8	188.6	0.09%
ˆDave Kris, and MDK Ram Corp.	Food and Beverage Stores	Term Loan	Prime plus 2.75%	2/5/2026	221.0	33.0	34.2	0.02%
ˆNo Thirst Software LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	4/26/2017	6.8	0.3	0.3	—%
ˆZeroln Media LLC,	Data Processing, Hosting, and Related Services	Term Loan	Prime plus 2.75%	4/25/2017	7.5	0.6	0.7	—%
ˆCCIPTA, LLC	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	1/17/2017	47.0	0.5	0.5	—%
ˆGill Express Inc. dba American Eagle Truck Wash	Repair and Maintenance	Term Loan	Prime plus 2.75%	1/5/2027	286.9	190.6	198.1	0.10%
ˆSpain Street LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/29/2017	63.0	1.4	1.4	—%
ˆKyoshi Enterprises, LLC	Educational Services	Term Loan	Prime plus 2.75%	12/29/2016	22.5	0.8	0.8	—%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2016 (UNAUDITED) – (continued)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
ˆNora A. Palma and Julio O Villcas	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/27/2017	$56.3	$0.3	$0.3	—%
ˆContractors Pumping Service, Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	11/3/2016	9.9	0.1	0.1	—%
Smooth Grounds, Inc.	Food Services and Drinking Places	Term Loan	7.75%	10/11/2016	64.5	31.3	31.4	0.02%
ˆFran-Car Corporation dba Horizon Landscape Management	Administrative and Support Services	Term Loan	Prime plus 2.75%	3/3/2028	407.8	165.2	172.3	0.08%
ˆHead To Toe Personalized Pampering, Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	1/27/2031	52.0	9.1	9.6	—%
ˆMaxwell Place, LLC	Nursing and Residential Care Facilities	Term Loan	6.5%	12/31/2018	1,076.8	774.7	782.3	0.38%
ˆChristopher F. Bohon & Pamela D. Bohon	Social Assistance	Term Loan	Prime plus 2.75%	10/28/2026	14.2	3.3	3.4	—%
Shree Om Lodging, LLC dba Royal Inn	Accommodation	Term Loan	Prime plus 2.75%	5/2/2030	333.3	64.5	67.7	0.03%
ˆPedzik’s Pets, LLC	Support Activities for Agriculture and Forestry	Term Loan	Prime plus 2.75%	3/31/2030	53.5	9.1	9.6	—%
ˆNancy Carapelluci & A & M Seasonal Corner Inc.	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	3/1/2025	106.9	14.9	15.3	0.01%
ˆMoonlight Multi Media Production, Inc.	Other Information Services	Term Loan	5.3%	2/1/2025	19.7	3.5	3.6	—%
David M. Goens dba Superior Auto Paint & Body, Inc.	Repair and Maintenance	Term Loan	6%	8/26/2024	250.0	17.2	17.7	0.01%
ˆMcCallister Venture Group, LLC and Maw’s Vittles, Inc.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/30/2029	75.0	11.7	12.3	0.01%
ˆComputer Renaissance dba Dante IT Services, Inc.	Electronics and Appliance Stores	Term Loan	Prime plus 3.75%	3/1/2018	100.0	1.9	1.9	—%
ˆChong Hun Im dba Kim’s Market	Food and Beverage Stores	Term Loan	Prime plus 2.5%	2/27/2024	80.0	9.7	9.8	—%
ˆWhirlwind Car Wash, Inc.	Repair and Maintenance	Term Loan	Prime plus 2%	4/9/2029	333.3	65.6	65.8	0.03%
ˆWest Experience, Inc/West Mountain Equipment Rental, Inc/Ski West Lodge	Amusement, Gambling, and Recreation Industries	Term Loan	6%	6/5/2026	1,333.0	872.8	905.0	0.43%
ˆCenter-Mark Car Wash, Ltd	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	5/18/2024	221.3	28.6	29.5	0.01%
ˆShuttle Car Wash, Inc. dba Shuttle Car Wash	Repair and Maintenance	Term Loan	Prime plus 2.25%	11/10/2028	109.8	17.5	17.7	0.01%
ˆMin Hui Lin	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/30/2028	134.3	17.7	18.5	0.01%
ˆDelta Partners, LLC dba Delta Carwash	Repair and Maintenance	Term Loan	Prime plus 2.5%	4/5/2029	280.9	43.1	44.5	0.02%
ˆOz B. Zamir dba Zamir Marble & Granite	Specialty Trade Contractors	Term Loan	Prime plus 2.5%	8/6/2028	54.0	8.4	8.6	—%
ˆAuto Sales, Inc.	Motor Vehicle and Parts Dealers	Term Loan	6%	8/17/2023	75.0	8.0	8.3	—%
ˆB & J Manufacturing Corporation and Benson Realty Trust	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2%	3/30/2021	250.0	19.7	19.7	0.01%
ˆRAB Services, Inc. & Professional Floor Installations	Specialty Trade Contractors	Term Loan	Prime plus 2.5%	1/31/2023	62.5	7.3	7.4	—%
ˆTaste of Inverness, Inc. dba China Garden	Food Services and Drinking Places	Term Loan	Prime plus 2%	6/29/2025	73.8	9.0	9.0	—%
ˆRalph Werner dba Werner Transmissions	Gasoline Stations	Term Loan	Prime plus 2.75%	12/29/2021	26.6	2.4	2.5	—%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2016 (UNAUDITED) – (continued)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
ˆM. Krishna, Inc. dba Super 8 Motel	Accommodation	Term Loan	Prime plus 2%	3/20/2025	$250.0	$9.7	$9.7	—%
Robin C. & Charles E. Taylor & Brigantine Aquatic Center LLC	Amusement, Gambling, and Recreation Industries	Term Loan	6%	9/14/2023	185.8	31.8	32.7	0.02%
ˆOrthoQuest, P.C.	Ambulatory Health Care Services	Term Loan	Prime plus 2%	3/12/2022	56.8	4.5	4.5	—%
ˆCPN Motel, L.L.C. dba American Motor Lodge	Accommodation	Term Loan	Prime plus 2.25%	4/30/2024	379.0	31.6	32.0	0.02%
ˆTrack Side Collision & Tire, Inc.	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	6/16/2025	44.8	5.0	5.2	—%
ˆDuttakrupa, LLC dba Birmingham Motor Court	Accommodation	Term Loan	Prime plus 2.25%	9/8/2023	98.8	12.5	12.7	0.01%
ˆDeesha Corporation, Inc. dba Best Inn & Suites	Accommodation	Term Loan	Prime plus 2.25%	2/14/2025	250.0	28.1	28.4	0.01%
ˆMaruti, Inc	Accommodation	Term Loan	Prime plus 2.25%	11/25/2024	220.0	26.1	26.4	0.01%
Willington Hills Equestrian Center LLC	Animal Production and Aquaculture	Term Loan	Prime plus 2.75%	10/19/2022	85.0	12.9	13.2	0.01%
ˆLABH, Inc. t/a Ramada Ltd.	Accommodation	Term Loan	Prime plus 2.25%	9/27/2024	555.0	41.9	42.4	0.02%
ˆRandall D. & Patricia D. Casaburi dba Pat’s Pizzazz	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	3/13/2023	68.8	7.2	7.4	—%
ˆGain Laxmi, Inc. dba Super 8 Motel	Accommodation	Term Loan	Prime plus 2.25%	5/31/2023	202.5	20.7	20.9	0.01%
ˆNaseeb Corporation	Accommodation	Term Loan	Prime plus 2.25%	3/31/2024	402.5	30.7	31.0	0.01%
ˆStillwell Ave Prep School	Social Assistance	Term Loan	Prime plus 2.75%	1/14/2023	72.0	6.6	6.7	—%
ˆKaris, Inc.	Accommodation	Term Loan	Prime plus 2%	12/22/2023	148.8	13.7	13.8	0.01%
ˆFive Corners, Ltd.	Gasoline Stations	Term Loan	Prime plus 2.75%	12/11/2019	85.0	5.1	5.1	—%
ˆAlyssa Corp dba Knights Inn	Accommodation	Term Loan	Prime plus 2.25%	9/30/2023	350.0	42.6	43.0	0.02%
ˆBhailal Patel dba New Falls Motel	Accommodation	Term Loan	Prime plus 2.75%	3/27/2023	100.0	4.0	4.1	—%
ˆPegasus Automotive, Inc.	Gasoline Stations	Term Loan	Prime plus 2.75%	12/23/2022	112.5	11.3	11.6	0.01%
ˆDelyannis Iron Works	Fabricated Metal Product Manufacturing	Term Loan	6%	12/8/2022	16.0	1.1	1.2	—%
ˆP. Agrino, Inc. dba Andover Diner	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/18/2021	150.0	9.5	9.7	—%
ˆGolden Elevator Co., Inc.	Support Activities for Agriculture and Forestry	Term Loan	Prime plus 2.75%	1/31/2022	50.0	0.8	0.8	—%
ˆRJS Service Corporation	Gasoline Stations	Term Loan	Prime plus 2.75%	8/20/2021	79.0	6.5	6.6	—%
Chez Rurene Bakery	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/20/2017	150.0	15.0	15.0	0.01%
Total Performing SBA Unguaranteed Investments					$218,585.1	$189,486.5	$187,779.5	90.20%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2016 (UNAUDITED) – (continued)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Non-Performing SBA Unguaranteed Investments(3)
ˆ*214 North Franklin, LLC and Winter Ventures, Inc.	Nonstore Retailers	Term Loan	6%	11/29/2037	$133.4	$133.5	$63.7	0.03%
ˆ*A + Quality Home Health Care, Inc.	Ambulatory Health Care Services	Term Loan	6%	8/1/2016	1.3	1.3	1.2	—%
ˆ*Aaron Delgado and Associates Inc	Administrative and Support Services	Term Loan	Prime plus 2.75%	7/22/2025	7.6	7.6	—	—%
*Almeria Marketing 1, Inc.	Personal and Laundry Services	Term Loan	7.75%	10/15/2015	4.4	4.4	0.6	—%
ˆ*AUM Estates, LLC and Sculpted Figures Plastic Surgery Inc.	Ambulatory Health Care Services	Term Loan	6%	3/14/2038	305.3	305.7	29.3	0.01%
*AWA Fabrication & Construction, L.L.C.	Fabricated Metal Product Manufacturing	Term Loan	6%	4/30/2025	34.7	34.8	20.6	0.01%
ˆ*B&B Fitness and Barbell, Inc. dba Elevations Health Club	Amusement, Gambling, and Recreation Industries	Term Loan	6%	6/22/2035	211.3	211.6	126.3	0.06%
*Baker Sales, Inc. d/b/a Baker Sales, Inc.	Nonstore Retailers	Term Loan	6%	3/29/2036	177.0	177.4	92.2	0.04%
ˆ*Fieldstone Quick Stop LLC(OC) Barber Investments LLC (EPC) Thadius M B	Gasoline Stations	Term Loan	6%	9/30/2038	646.4	648.0	347.4	0.17%
ˆ*Barber Investments LLC and Fieldstone Quickstop LLC and Maine Dollar	Gasoline Stations	Term Loan	Prime plus 2.75%	8/15/2039	146.0	146.3	—	—%
*Bwms Management, LLC	Food Services and Drinking Places	Term Loan	6%	7/7/2027	69.9	70.1	63.7	0.03%
ˆ*Al-Mustafa Enterprise, Inc. and Al-Mustafa Enterprise Inc	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	9/18/2040	129.3	129.5	123.6	0.06%
ˆ*Chickamauga Properties, Inc., MSW Enterprises, LLP	Amusement, Gambling, and Recreation Industries	Term Loan	6.25%	12/22/2035	66.6	66.7	62.7	0.03%
ˆ*Chickamauga Properties, Inc. and MSW Enterprises, LLP	Amusement, Gambling, and Recreation Industries	Term Loan	6.25%	10/19/2022	43.4	43.5	—	—%
*Clean Way Service LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	3/18/2026	22.2	22.2	0.8	—%
ˆ*Custom Software, Inc. a Colorado Corporation dba M-33 Access	Professional, Scientific, and Technical Services	Term Loan	6.25%	6/17/2021	288.5	289.2	44.3	0.02%
ˆ*Custom Software, Inc. a Colorado Corporation dba M-33 Access	Broadcasting (except Internet)	Term Loan	6.25%	4/30/2022	94.1	94.3	7.3	—%
ˆ*Danjam Enterprises, LLC dba Ariel Dental Care	Ambulatory Health Care Services	Term Loan	6%	3/31/2035	177.6	177.8	167.1	0.08%
ˆ*Danjam Enterprises, LLC dba Ariel Dental Care	Ambulatory Health Care Services	Term Loan	6%	3/29/2023	64.7	64.8	50.7	0.02%
ˆ*DC Realty, LLC dba FOGO Data Centers	Professional, Scientific, and Technical Services	Term Loan	6%	3/23/2037	2,687.9	2,715.1	2,562.4	1.23%
ˆ*DC Realty, LLC dba FOGO Data Centers	Professional, Scientific, and Technical Services	Term Loan	6.25%	3/23/2022	186.6	187.1	175.1	0.08%
ˆ*Dean 1021 LLC dba Pure Pita	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/29/2025	66.1	66.3	50.2	0.02%
ˆ*Dill Street Bar and Grill Inc and WO Entertainment, Inc	Food Services and Drinking Places	Term Loan	6%	9/27/2027	78.2	78.4	1.1	—%
ˆ*DocMagnet Inc	Professional, Scientific, and Technical Services	Term Loan	6%	1/23/2025	13.9	13.9	4.3	—%
*Dr. Francis E. Anders, DVM	Professional, Scientific, and Technical Services	Term Loan	6%	8/9/2015	1.6	1.6	1.6	—%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2016 (UNAUDITED) – (continued)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
ˆ*Europlast Ltd	Plastics and Rubber Products Manufacturing	Term Loan	6%	9/26/2022	$316.1	$316.9	$40.8	0.02%
ˆ*Europlast Ltd	Plastics and Rubber Products Manufacturing	Term Loan	6%	5/31/2023	155.2	155.6	113.1	0.05%
ˆ*Event Mecca LLC	Other Information Services	Term Loan	6%	4/10/2023	12.6	12.6	9.3	—%
ˆ*EZ Towing, Inc.	Support Activities for Transportation	Term Loan	6%	1/31/2023	123.2	123.5	113.7	0.05%
ˆ*Gator Communications Group LLC dba Harvard Printing Group	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	8/31/2021	340.4	341.3	325.8	0.16%
ˆ*Gator Communications Group LLC dba Harvard Printing Group	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	3/30/2022	316.5	317.3	114.3	0.05%
ˆ*Gator Communications Group LLC dba Harvard Printing Group	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	4/25/2022	157.4	157.8	—	—%
ˆ*Gator Communications Group, LLC dba Harvard Printing Group	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	3/27/2023	13.3	13.3	—	—%
*Goetzke Chiropractic, Inc.	Ambulatory Health Care Services	Term Loan	6%	10/25/2017	2.7	2.7	2.6	—%
ˆ*Grand Manor Realty, Inc. & Kevin LaRoe	Real Estate	Term Loan	6%	2/20/2023	18.9	19.0	18.7	0.01%
*Guzman Group, LLC	Rental and Leasing Services	Term Loan	6%	1/30/2016	191.4	191.9	191.4	0.09%
ˆ*Hamer Road Auto Salvage, LLC and Scott T. Cook and Nikki J. Cook	Motor Vehicle and Parts Dealers	Term Loan	6%	8/8/2039	185.7	186.2	180.5	0.09%
*Harrelson Materials Management, Inc	Waste Management and Remediation Services	Term Loan	6%	6/24/2021	464.2	465.4	38.1	0.02%
ˆ*Home Again Restaurant LLC	Food Services and Drinking Places	Term Loan	6.25%	6/30/2040	58.7	58.8	52.1	0.03%
ˆ*J Olson Enterprises LLC and Olson Trucking Direct, Inc.	Truck Transportation	Term Loan	6%	6/28/2025	647.5	649.1	276.8	0.13%
ˆ*J&M Concessions, Inc. dba A-1 Liquors	Food and Beverage Stores	Term Loan	Prime plus 2.75%	3/3/2039	130.2	130.6	92.2	0.04%
ˆ*J&M Concessions Inc dba A 1 Liquors	Food and Beverage Stores	Term Loan	Prime plus 2.75%	2/27/2025	79.8	80.0	12.3	0.01%
*Jenny’s Wunderland, Inc.	Social Assistance	Term Loan	6%	6/29/2036	149.7	150.1	65.9	0.03%
ˆ*Karykion, Corporation dba Karykion Corporation	Professional, Scientific, and Technical Services	Term Loan	6%	6/28/2022	144.4	144.8	138.2	0.07%
ˆ*Kantz LLC and Kantz Auto LLC dba Kantz’s Hometown Auto	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	10/29/2039	63.4	63.5	57.2	0.03%
*Krishna of Orangeburg, Inc.	Accommodation	Term Loan	6%	2/20/2032	10.3	10.3	5.7	—%
ˆ*Kup’s Auto Spa Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	11/15/2038	375.4	376.3	348.3	0.17%
*Kup’s Auto Spa, Inc.	Repair and Maintenance	Term Loan	Prime plus 2.75%	10/23/2025	60.6	60.8	56.2	0.03%
ˆ*Las Torres Development LLC dba Houston Event Centers	Real Estate	Term Loan	6%	8/27/2028	51.0	51.0	3.9	—%
ˆ*M and C Renovations Inc	Construction of Buildings	Term Loan	Prime plus 2.75%	10/31/2024	17.0	17.0	12.6	0.01%
ˆ*Matchless Transportation LLC dba First Class Limo	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	8/3/2022	133.9	134.2	107.8	0.05%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2016 (UNAUDITED) – (continued)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
ˆ*Milliken and Milliken, Inc. dba Milliken Wholesale Distribution	Merchant Wholesalers, Durable Goods	Term Loan	6%	6/10/2036	$152.8	$152.9	$119.5	0.06%
ˆ*Mojo Brands Media, LLC	Broadcasting (except Internet)	Term Loan	6%	8/28/2023	723.1	725.0	392.4	0.19%
*Morris Glass and Construction	Specialty Trade Contractors	Term Loan	6%	3/7/2021	44.8	44.8	2.9	—%
ˆ*New Paltz Dental Care, PLLC dba Ariel Dental Care	Ambulatory Health Care Services	Term Loan	6%	6/19/2025	97.3	97.5	—	—%
*Our Two Daughters L.L.C. dba Washington’s Restaurant	Food Services and Drinking Places	Term Loan	6%	6/18/2026	169.8	170.3	22.9	0.01%
ˆ*E & I Holdings, LP & PA Farm Products, LLC	Food Manufacturing	Term Loan	6%	4/30/2030	1,230.9	1,233.9	479.8	0.23%
ˆ*Parth Dev, Ltd dba Amerihost Inn Hotel-Kenton	Accommodation	Term Loan	5.25%	10/3/2028	38.3	38.3	12.5	0.01%
*Professional Systems, LLC and Professional Cleaning	Administrative and Support Services	Term Loan	6%	7/30/2020	132.0	132.1	7.3	—%
ˆ*Route 130 SCPI Holdings LLC (EPC) Route 130 SCPI Operations LLC (OC)	Food Services and Drinking Places	Term Loan	6.25%	9/30/2039	535.1	536.4	362.0	0.17%
ˆ*Seven Stars Enterprises, Inc. dba Atlanta Bread Company	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/30/2018	22.4	22.4	21.7	0.01%
*Sheikh M Tariq dba Selbyville Foodrite	Gasoline Stations	Term Loan	6%	3/13/2023	21.2	21.2	—	—%
ˆ*Shivsakti, LLC dba Knights Inn	Accommodation	Term Loan	Prime plus 2.75%	8/26/2024	69.7	69.9	66.7	0.03%
ˆ*STK Ventures Inc dba JP Dock Service & Supply	Specialty Trade Contractors	Term Loan	6%	5/9/2037	31.6	31.6	4.1	—%
*Stokes Floor Covering Company Inc. and Robert E. Rainey, Jr.	Furniture and Home Furnishings Stores	Term Loan	6%	12/29/2035	104.5	104.6	98.8	0.05%
*Stormwise South Florida dba Stormwise Shutters	Specialty Trade Contractors	Term Loan	6%	11/7/2036	404.9	405.9	334.9	0.16%
*Stormwise South Florida dba Stormwise Shutters	Specialty Trade Contractors	Term Loan	6%	11/7/2036	201.1	201.6	—	—%
ˆ*Summit Treatment Services Inc	Social Assistance	Term Loan	6%	3/11/2025	21.8	21.8	—	—%
ˆ*Summit Treatment Services, Inc. dba Summit Treatment Services	Social Assistance	Term Loan	6%	11/30/2037	35.8	35.8	33.7	0.02%
*Tequila Beaches, LLC dba Fresco Restaurant	Food Services and Drinking Places	Term Loan	6%	9/16/2021	0.2	0.2	0.2	—%
ˆ*The Conibear Corporation and Conibear Trucking, LLC	Truck Transportation	Term Loan	Prime plus 2.75%	12/5/2024	7.9	7.9	7.6	—%
*The Lucky Coyote, LLC	Miscellaneous Manufacturing	Term Loan	6%	5/8/2017	7.6	7.6	2.5	—%
ˆ*Will Zac Management LLC dba Papa John’s	Food Services and Drinking Places	Term Loan	6.25%	12/19/2024	42.4	42.5	40.6	0.02%
ˆ*Winter Ventures Inc and 214 N Franklin LLC	Nonstore Retailers	Term Loan	6%	4/29/2024	56.5	56.6	—	—%
ˆ*Winter Ventures Inc dba Qualitybargainbooks and Qualitybargainmall	Nonstore Retailers	Term Loan	6%	12/23/2024	149.1	149.3	—	—%
ˆ*Winter Ventures Inc dba Qualitybargainbooks and Qualitybargainmall	Nonstore Retailers	Term Loan	6%	4/3/2029	134.4	134.5	—	—%
ˆ*Wired LLC and Moulison North Corporation	Specialty Trade Contractors	Term Loan	6.25%	6/30/2024	456.1	457.2	445.8	0.21%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2016 (UNAUDITED) – (continued)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
ˆ*Wired LLC and Moulison North Corporation	Specialty Trade Contractors	Term Loan	6.25%	7/3/2024	$137.9	$138.3	$12.2	0.01%
*Woody’s Trucking LLC	Truck Transportation	Term Loan	Prime plus 2.75%	1/12/2026	11.7	11.7	3.1	—%
Total Non-Performing SBA Unguaranteed Investments					$14,918.4	$14,972.9	$8,844.9	4.25%
Total SBA Unguaranteed Investments					$233,503.5	$204,459.4	$196,624.4	94.45%
Performing SBA Guaranteed Investments(4)
Luna Nueva LLC dba Bio Builders	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	9/27/2026	100.0	85.0	94.6	0.05%
Luv 2 Play Nor Call, LLC dba Luv 2 Play	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/27/2026	210.0	157.5	174.5	0.08%
Beadon Inc	Food and Beverage Stores	Term Loan	Prime plus 2.75%	9/28/2026	150.0	127.5	141.9	0.07%
CD Game Exchange Inc.	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	9/28/2026	150.0	127.5	141.9	0.07%
Paragon Fabricators Inc, Paragon Field Services, Inc and Paragon Global	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	9/28/2026	2,592.0	1,944.0	2,143.3	1.03%
Adelwerth Bus Corporation, Transportation Leasing Corp.	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	9/30/2029	2,616.0	1,962.0	2,182.8	1.05%
JJA Transportation Management Inc.	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	9/30/2026	210.0	157.5	174.5	0.08%
Pinco Pizza LLC dba Jet’s Pizza	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/27/2026	291.7	218.8	242.4	0.12%
La Nopalera Mexicano 2, Inc.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/29/2026	375.2	281.4	310.6	0.15%
Doxa Deo Inc dba Luv 2 Play	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	2/28/2026	348.3	261.2	288.1	0.14%
Angelo Faia dba AVF Construction	Construction of Buildings	Term Loan	Prime plus 2.75%	5/27/2041	354.0	263.5	298.4	0.14%
Bear Creek Entertainment LLC dba The Woods at Bear Creek	Accommodation	Term Loan	Prime plus 2.75%	8/12/2041	324.9	243.7	275.7	0.13%
Shooting Sports Academy LLC and Jetaa LLC dba Shooting Sports Academy	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/23/2041	415.0	311.3	352.1	0.17%
Nevey’s LLC dba Stark Food III	Food and Beverage Stores	Term Loan	Prime plus 2.75%	6/30/2041	638.5	478.9	542.3	0.26%
Desert Tacos LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/30/2026	147.2	110.4	125.0	0.06%
Franklin Firm LLC dba Luv 2 Play	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	7/15/2041	483.6	362.7	410.8	0.20%
Strike Zone Entertainment Center LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/24/2041	1,007.8	755.8	855.0	0.41%
Total SBA Guaranteed Performing Investments					$10,414.2	$7,848.7	$8,753.9	4.21%
Total SBA Unguaranteed and Guaranteed Investments					$243,917.7	$212,308.1	$205,378.3	98.66%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2016 (UNAUDITED) – (continued)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Controlled Investments(5)
Advanced Cyber Security Systems, LLC(6),(16)	Data processing, hosting and related services.	50% Membership Interest	—%	—	$—	$—	$—	—%
		Term Loan	3%	December 2014	1,120.0	381.0	—	—%
*Automated Merchant Services, Inc.(7),(16)	Data processing, hosting and related services.	100% Common Stock	—%	—	—	—	—	—%
CDS Business Services, Inc.(8)	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	100% Common Stock	—%	—	—	4,428.0	—	—%
		Line of Credit	Prime plus 2.5%	August 2018	1,970.0	1,970.0	1,970.0
CrystalTech Web Hosting, Inc.(11)	Data processing, hosting and related services.	100% Common Stock	—%	—	—	8,764.0	20,109.0	9.66%
*Fortress Data Management, LLC(16)	Data processing, hosting and related services.	100% Membership Interest	—%	—	—	—	—	—%
Newtek Insurance Agency, LLC(12),(16)	Insurance Carriers and Related Activities	100% Membership Interest	—%	—	—	—	2,500.0	1.20%
PMTWorks Payroll, LLC(9)	Data processing, hosting and related services.	100% Membership Interest	—%	—	—	725.1	1,020.0	0.49%
		Term Loans	10% – 12%	Various maturities through May 2018	1,685.0	1,685.0	1,185.0	0.57%
Secure CyberGateway Services, LLC(10),(16)	Data processing, hosting and related services.	66.7% Membership Interest	—%	—	—	—	—	—%
		Term Loan	7%	December 2016	2,400.0	300.0	298.0	0.14%
Small Business Lending, LLC(12),(16)	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	100% Membership Interest	—%	—	—	—	4,500.0	2.16%
*Summit Systems and Designs, LLC(13),(16)	Data processing, hosting and related services.	100% Membership Interest	—%	—	—	—	—	—%
Titanium Asset Management LLC(15)(16)	Administrative and Support Services	Term Loan	3%	July 2017	2,200.0	938.0	938.0	0.45%
		100% Membership Interest	—%	—	—	—	—	—%
ADR Partners, LLC dba banc-serv Partners, LLC(14)	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	100% Membership Interest	—%	—	—	5,400.0	5,400.0	2.59%
Premier Payments LLC(11)	Data processing, hosting and related services.	100% Membership Interest	—%	—	—	16,503.0	20,500.0	9.85%
Universal Processing Services of Wisconsin, LLC(11)(16)	Data processing, hosting and related services.	100% Membership Interest	—%	—	—	—	62,000.0	29.78%
Total Controlled Investments					$9,375.0	$41,094.1	$120,420.0	57.85%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2016 (UNAUDITED) – (continued)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Non-control/Non-affiliate Investments
Excel WebSolutions, LLC	Data processing, hosting and related services.	Term Loan	10%	September 2018	$1,020.2	$1,020.2	$1,020.2	0.49%
		Warrants	—%	—	—	—	—	—%
					$1,020.2	$1,020.2	$1,020.2	0.49%
Investments in Money Market Funds
UBS Select Treasury Institutional Fund – 0.21% yield					9.6	9.6	9.6	—%
Peapack Gladstone High Yield IMMA – 0.30% yield					25.8	25.8	25.8	0.01%
Total Money Market Funds					$35.4	$35.4	$35.4	0.02%
Total Investments					$254,348.3	$254,457.8	$326,853.9	157.01%

ˆ	Denotes investment has been pledged as collateral under the Securitization Trusts.
*	Denotes non-income producing security.
(1)	Newtek values each unguaranteed portion of SBA 7(a) performing loans (“Loan”) using a discounted cash flow analysis which projects future cash flows and incorporates projections for Loan pre-payments and Loan defaults using historical portfolio data. The data predicts future prepayment and default probability on curves which are based on Loan age. The recovery assumption for each Loan is specific to the discounted valuation of the collateral supporting that Loan. Each Loan’s cash flow is discounted at a rate which approximates a market yield. The Loans were originated under the SBA 7(a) program and conform to the underwriting guidelines in effect at their time of origination. Newtek has been awarded Preferred Lender Program (“PLP”) status from the SBA. The portions of these Loans are not guaranteed by the SBA. Individual loan participations can be sold to institutions which have been granted an SBA 750 license. Loans can also be sold as a pool of loans in a security form to qualified investors.
(2)	Prime Rate is equal to 3.50% as of September 30, 2016.
(3)	Newtek values non-performing SBA 7(a) loans using a discounted cash flow analysis of the underlying collateral which supports the loan. Net recovery of collateral, (fair value less cost to liquidate) is applied to the discounted cash flow analysis based upon a time to liquidate estimate. Modified loans are valued based upon current payment streams and are re-amortized at the end of the modification period.
(4)	Newtek values guaranteed performing SBA 7(a) loans using the secondary SBA 7(a) market as a reference point. Newtek routinely sells performing SBA 7(a) loans into this secondary market. Guaranteed portions of SBA 7(a) loans partially funded as of the valuation date are valued using level two inputs as disclosed in Note 6.
(5)	Controlled Investments are disclosed above as equity investments (except as otherwise noted) in those companies that are “Controlled Investments” of the Company as defined in the Investment Company Act of 1940. A company is deemed to be a “Controlled Investment” of Newtek Business Services Corp. if Newtek Business Services Corp. or its subsidiaries owns more than 25% of the voting securities of such company. See Note 4 in the accompanying notes to the consolidated financial statements for transactions during the three months ended September 30, 2016 with affiliates the Company is deemed to control.
(6)	50% owned by Wilshire Holdings I, Inc. (a subsidiary of Newtek Business Services Corp.), 50% owned by non-affiliate. The term loan is past its original maturity date and currently in default. As such, the fair value of the investment is zero.
(7)	96.11% owned by Wilshire Partners, LLC (a subsidiary of Newtek Business Services Corp.), 3.89% owned by Newtek Business Services Corp.

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2016 (UNAUDITED) – (continued)
(In Thousands)

(8)	18.35% owned by Wilshire New York Partners IV, LLC (a subsidiary of Newtek Business Services Corp.), 31.8% owned by Wilshire New York Partners V, LLC (a subsidiary of Newtek Business Services Corp.) and 49.85% owned by Wilshire Holdings 1, Inc. (a subsidiary of Newtek Business Services Corp.)
(9)	25% owned by Wilshire New York Partners V, LLC (a subsidiary of Newtek Business Services Corp.), 65% owned by Wilshire Holdings I, Inc. (a subsidiary of Newtek Business Services Corp.), and 10% owned by Exponential Business Development Co., Inc. (a subsidiary of Newtek Business Services Corp.).
(10)	66.7% owned by The Whitestone Group, LLC (a subsidiary of Wilshire Holdings I, Inc., a subsidiary of Newtek Business Services Corp.), 33.3% owned by non-affiliate.
(11)	100% owned by Newtek Business Services Holdco1, Inc. (a subsidiary of Newtek Business Services Corp.).
(12)	100% owned by Newtek LSP Holdco, LLC (a subsidiary of Wilshire Holdings I, Inc. and Banc-Serv Acquisition, Inc., both subsidiaries of Newtek Business Services Corp.).
(13)	100% owned by The Whitestone Group, LLC (a subsidiary of Wilshire Holdings I, Inc., a subsidiary of Newtek Business Services Corp.).
(14)	100% owned by Newtek LSP Holdco, LLC, (a subsidiary of Wilshire Holdings I, Inc. and Banc-Serv Acquisition, Inc., both subsidiaries of Newtek Business Services Corp.).
(15)	50% owned by Exponential Business Development Co., Inc. (a subsidiary of Newtek Business Services Corp.), 30% owned by Wilshire New York Partners V, LLC (a subsidiary of Newtek Business Services Corp.), 17.8% owned by Wilshire New York Partners IV, LLC (a subsidiary of Newtek Business Services Corp.), and 2.2% owned by Wilshire New York Advisers II, LLC (a subsidiary of Newtek Business Services Corp.).
(16)	Zero cost basis is reflected as the portfolio company was organized by the Company and incurred internal legal costs to organize the entity and immaterial external filing fees which were expensed when incurred.
(17)	All of the Company’s investments are in entities which are organized under the Laws of the United States and have a principal place of business in the United States.
(18)	Under the Investment Company Act of 1940, as amended, the Company may not acquire any non-qualifying assets unless, at the time the acquisition is made, qualifying assets represent at least 70% of the Company’s total assets. At September 30, 2016, 5.3% of total assets are non-qualifying assets.

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS
DECEMBER 31, 2015
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Performing SBA Unguaranteed Investments(1)
Bright Dialysis LLC and Ft Pierce Kidney Care LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/28/2025	$1,250.0	$1,250.0	$1,056.6	0.52%
Return to Excellence, Inc. dba The Waynesville Inn Golf & Spa	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	10/10/2039	1,250.0	1,233.3	1,252.8	0.61%
Kingseal LLC dba Desoto Health and Rehab Center	Nursing and Residential Care Facilities	Term Loan	Prime plus 2.75%	2/26/2040	1,250.0	1,233.3	1,253.1	0.61%
The Camera House Inc	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	8/31/2025	1,250.0	1,226.7	1,116.1	0.55%
KW Zion, LLC and Key West Gallery Inc	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	9/12/2039	1,250.0	1,223.7	1,207.8	0.59%
Ohs Auto Body, Inc. dba Ohs Body Shop	Repair and Maintenance	Term Loan	7.22%	6/25/2040	1,207.5	1,205.1	1,151.0	0.56%
Seven Peaks Mining Inc and Cornerstone Industrial Minerals Corporation	Mining (except Oil and Gas)	Term Loan	Prime plus 2.75%	11/18/2038	1,250.0	1,204.1	1,168.9	0.57%
Grey Light Realty, LLC (EPC) NH Precision Metal Fabricators Inc (OC)	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	8/21/2039	1,226.0	1,198.3	1,170.7	0.57%
Bowlerama Inc	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/24/2039	1,202.5	1,184.5	1,202.6	0.59%
Foresite Realty Partners LLC and Foresite Real Estate Holdings LLC	Real Estate	Term Loan	Prime plus 2.75%	3/27/2025	1,238.3	1,176.0	977.4	0.48%
The Jewelers Inc. dba The Jewelers of Las Vegas	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	12/19/2024	1,250.0	1,165.5	978.9	0.48%
Werthan Packaging Inc.	Paper Manufacturing	Term Loan	Prime plus 2.75%	10/14/2025	1,162.5	1,162.5	1,078.2	0.53%
Shellhorn and Hill Inc dba Total Fleet Service	Nonstore Retailers	Term Loan	Prime plus 2.75%	3/27/2040	1,040.3	1,028.0	945.0	0.46%
G.W. Fitness Centers, LLC and J.G. Fitness LLC and NP Gym LLC and ANA	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/18/2040	1,025.0	1,025.0	1,044.6	0.51%
Shweiki Media, Inc. dba Study Breaks Magazine	Publishing Industries (except Internet)	Term Loan	Prime plus 2.75%	3/22/2027	1,178.8	976.2	991.8	0.49%
Tortilla King, Inc.	Food Manufacturing	Term Loan	Prime plus 2.75%	3/14/2029	1,033.1	975.2	946.5	0.46%
Yachting Solutions LLC	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	9/25/2040	962.5	959.7	912.7	0.45%
R. A. Johnson, Inc. dba Rick Johnson Auto & Tire	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	5/29/2039	943.8	918.3	944.9	0.46%
Twinsburg Hospitality Group LLC dba Comfort Suites	Accommodation	Term Loan	Prime plus 2.75%	10/31/2038	945.0	910.1	907.5	0.44%
Calhoun Satellite Communications Inc and Transmission Solutions Group	Broadcasting (except Internet)	Term Loan	Prime plus 2.75%	2/27/2025	952.8	898.1	782.6	0.38%
Nirvi Enterprises LLC dba Howard Johnson/Knights Inn	Accommodation	Term Loan	Prime plus 2.75%	6/17/2039	920.3	896.6	922.6	0.45%
West Experience, Inc/West Mountain Equipment Rental, Inc/Ski West Lodge	Amusement, Gambling, and Recreation Industries	Term Loan	6%	6/5/2026	1,333.0	885.1	909.0	0.45%
P and D Enterprises Ind dba Wallaby’s Liquor Warehouse	Food and Beverage Stores	Term Loan	Prime plus 2.75%	8/28/2040	888.9	885.0	865.8	0.42%
Nutmeg North Associates LLC (OC) Steeltech Building Products Inc	Construction of Buildings	Term Loan	Prime plus 2.75%	12/31/2038	897.8	883.1	876.8	0.43%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2015
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Premier Athletic Center of Ohio Inc. and Gates Investments and Wade Ga	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/22/2028	$882.0	$882.0	$885.3	0.43%
Havana Central (NY) 5, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/29/2022	1,166.8	878.5	887.2	0.44%
New York Home Health Care Equipment, LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/16/2025	875.0	875.0	847.9	0.42%
Elite Structures Inc	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	6/12/2038	932.8	873.5	907.2	0.44%
Delta Aggregate LLC	Mining (except Oil and Gas)	Term Loan	Prime plus 2.75%	8/28/2039	911.3	871.5	885.0	0.43%
Honeyspot Investors LLP and Pace Motor Lines Inc	Truck Transportation	Term Loan	Prime plus 2.75%	6/30/2039	875.3	854.5	876.2	0.43%
2161 Highway 6 Trail, LLC, (EPC) R. H. Hummer JR., Inc.	Truck Transportation	Term Loan	Prime plus 2.75%	6/19/2026	1,250.0	842.8	858.4	0.42%
Key Pix Productions Inc. dba Air Bud Entertainment	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	11/18/2040	839.8	839.8	855.8	0.42%
Hotels of North Georgia LLC dba Comfort Inn and Suites	Accommodation	Term Loan	Prime plus 2.75%	6/17/2039	837.5	816.0	838.7	0.41%
Shepher Distr’s and Sales Corp and The Lederer Industries Inc.	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	9/30/2023	1,050.0	801.8	805.3	0.39%
Maxwell Place, LLC	Nursing and Residential Care Facilities	Term Loan	6%	2/28/2016	1,076.8	801.3	802.4	0.39%
Carpet Exchange of North Texas Inc and Clyde E. Cumbie Jr	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	3/25/2040	810.0	800.4	804.9	0.39%
Sovereign Communications LLC	Broadcasting (except Internet)	Term Loan	Prime plus 2.75%	2/7/2024	907.8	784.1	722.7	0.35%
CBlakeslee Arpaia Chapman, Inc. dba Blakeslee Industrial Services	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	6/18/2028	875.0	780.5	797.9	0.39%
T and B Boots Inc dba Takkens	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	3/31/2025	807.8	767.6	720.3	0.35%
Recycling Consultants, Inc. and Prairie State Salvage and Recycling Inc	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	9/30/2027	767.5	760.1	680.7	0.33%
Advance Case Parts RE Holdings LLC and Advance Case Parts Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/31/2040	758.3	751.5	695.2	0.34%
D.C. Group, Inc. dba Unique Setting of New York	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	12/21/2025	750.0	750.0	665.7	0.33%
Gabrielle Realty, LLC	Gasoline Stations	Term Loan	Prime plus 2.75%	9/27/2038	757.6	726.6	724.4	0.36%
Keys Phase One LLC dba The Grand Guesthouse	Accommodation	Term Loan	Prime plus 2.75%	9/26/2039	736.3	720.8	712.2	0.35%
Top Cat Ready Mix, LLC, Ples Investments LLC, and Pappy’s Sand and	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	10/28/2025	711.3	707.8	618.5	0.30%
Willow Springs Golf Course, Inc. & JC Lindsey Family Limited Partners	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/29/2037	755.4	706.5	737.4	0.36%
J&D Resources, LLC dba Aqua Science	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	11/21/2024	767.9	701.8	596.5	0.29%
Almost Home Property LLC and Almost Home Daycare LLC	Social Assistance	Term Loan	Prime plus 2.75%	8/7/2039	715.8	700.7	700.1	0.34%
Contract Packaging Services Inc dba Superior Pack Group	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	6/21/2023	851.8	694.6	686.6	0.34%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2015
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Big Apple Entertainment Partners, LLC dba Ripley’s Believe it or Not	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/28/2021	$1,070.0	$692.9	$689.2	0.34%
ATI Jet, Inc.	Air Transportation	Term Loan	Prime plus 2.75%	12/28/2026	852.8	688.4	700.6	0.34%
Scent-Sation Inc	Textile Product Mills	Term Loan	Prime plus 2.75%	9/18/2040	687.5	685.5	693.5	0.34%
Empower Autism Academy	Social Assistance	Term Loan	Prime plus 2.75%	9/4/2040	685.0	683.0	695.9	0.34%
C & G Engines Corp.	Transportation Equipment Manufacturing	Term Loan	Prime plus 2.75%	9/30/2021	1,041.5	675.1	676.2	0.33%
Accent Tag and Label Inc	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	12/18/2040	665.8	665.8	652.7	0.32%
IIoka Inc dba New Cloud Networks	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/21/2025	665.0	658.9	554.7	0.27%
Fieldstone Quick Stop LLC(OC) Barber Investments LLC (EPC) Thadius M B	Gasoline Stations	Term Loan	Prime plus 2.75%	9/30/2038	676.3	658.3	646.2	0.32%
Carl R. Bieber, Inc. dba Bieber Tourways/Bieber Transportation/Bieber	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	9/30/2027	712.5	655.6	662.7	0.32%
Eagle Aggregate Transportation, LLC and Eagle Pneumatic Transport LLC	Truck Transportation	Term Loan	Prime plus 2.75%	3/31/2024	1,250.0	652.9	656.5	0.32%
LA Diner Inc dba Loukas L A Diner	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/28/2037	677.5	641.2	666.2	0.33%
Meridian Hotels LLC dba Best Western Jonesboro	Accommodation	Term Loan	Prime plus 2.75%	10/29/2038	664.5	637.5	654.4	0.32%
St Lawrence Hotel Corp and Oheka Catering Inc dba Quality Inn	Accommodation	Term Loan	Prime plus 2.75%	9/24/2040	625.0	623.2	610.9	0.30%
iFood, Inc. dba Steak N Shake	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/30/2039	629.8	613.6	597.3	0.29%
Colts V LLC and Nowatzke Service Center, Inc dba Nowatzke Truck & Trai	Repair and Maintenance	Term Loan	Prime plus 2.75%	9/26/2039	601.8	589.1	579.5	0.28%
Northeast Arkansas Pizza, Inc. dba Domino’s Pizza	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/23/2025	608.0	589.1	493.4	0.24%
Indy East Smiles Youth Dentistry LLC dba Prime Smile East	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/11/2024	630.2	574.0	479.7	0.24%
Master CNC Inc & Master Properties LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	10/31/2038	596.6	573.6	562.8	0.28%
CLU Amboy, LLC (EPC) and Amboy Group, LLC (OC) dba Tommy Moloney’s	Food Manufacturing	Term Loan	Prime plus 2.75%	12/27/2023	656.3	565.8	568.3	0.28%
IlOKA Inc dba Microtech Tel and NewCloud Networks	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/30/2023	687.5	565.5	534.2	0.26%
ACI Northwest Inc.	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	8/30/2023	906.3	560.8	548.7	0.27%
Bisson Transportation, Inc.	Truck Transportation	Term Loan	Prime plus 2.75%	5/7/2037	588.1	557.0	577.2	0.28%
Richards Plumbing and Heating Co., Inc. dba Richards Mechanical	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/23/2040	551.8	547.7	556.6	0.27%
B and J Catering Inc dba Culinary Solutions	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/27/2040	547.5	547.5	523.5	0.26%
CML RW Security, LLC	Construction of Buildings	Term Loan	Prime plus 2.75%	3/20/2025	575.0	546.1	453.9	0.22%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2015
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Sambella Holdings, LLC and Strike Zone Entertainment Center LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	11/23/2040	$1,189.5	$546.1	$556.5	0.27%
Route 130 SCPI Holdings LLC (EPC) Route 130 SCPI Operations LLC (OC)	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/30/2039	538.8	536.3	505.9	0.25%
PLES Investements, LLC and John Redder, Pappy Sand & Gravel, Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/19/2038	555.3	535.7	534.4	0.26%
KRN Logistics, LLC,Newsome Trucking, Inc	Truck Transportation	Term Loan	Prime plus 2.75%	6/19/2025	543.5	526.6	473.2	0.23%
PowerWash Plus, Inc. and CJR, LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	4/30/2038	550.0	523.8	537.3	0.26%
The Lodin Group LLC and Lodin Health Imaging Inc dba Highlands Breast	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/23/2039	530.3	521.6	480.7	0.24%
The Grasso Companies LLC and Grasso Pavement Maintenance LLC Veranda	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	9/28/2025	518.8	512.4	503.8	0.25%
SBR Technologies d/b/a Color Graphics	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/31/2021	806.2	512.0	517.0	0.25%
American Diagnostic Imaging, Inc. dba St. Joseph Imaging Center	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	3/25/2038	537.5	510.2	522.8	0.26%
The Woods at Bear Creek LLC and Bear Creek Entertainment LLC	Accommodation	Term Loan	Prime plus 2.75%	9/29/2039	513.3	503.9	511.9	0.25%
LC Blvd Holdings LLC and Mt Pleasant Wash & Wax LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	12/4/2040	502.5	502.5	497.9	0.24%
Thermoplastic Services Inc and Paragon Plastic Sheet, Inc	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	12/23/2039	500.0	491.8	499.6	0.24%
Polpo Realty LLC (EPC) & Polpo Restaurant LLC (OC) dba Polpo Restaurant	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/27/2037	517.5	489.4	508.7	0.25%
740 Barry Street Realty LLC and Wild Edibles Inc	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	2/10/2040	492.5	485.9	493.7	0.24%
200 North 8th Street Associates LLC and Enchanted Acres Farm	Food Manufacturing	Term Loan	Prime plus 2.75%	5/4/2028	494.6	484.0	484.5	0.24%
636 South Center Holdings, LLC and New Mansfield Brass and Aluminum Co	Primary Metal Manufacturing	Term Loan	Prime plus 2.75%	3/20/2039	497.5	482.3	496.1	0.24%
Macho LLC (EPC) Madelaine Chocolate Novelties Inc(OC) dba The Madelai	Food Manufacturing	Term Loan	Prime plus 2.75%	12/31/2037	500.0	474.5	493.2	0.24%
401 JJS Corporation and G. Randazzo Corporation	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/23/2039	473.5	469.9	464.8	0.23%
Heartland American Properties LLC and Skaggs RV Outlet LLC	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	10/31/2039	479.0	469.7	461.5	0.23%
Nikobella Properties LLC and JPO Inc dba Village Car Wash	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/25/2039	476.3	464.0	468.6	0.23%
Firm Foundations Inc. David S Gaitan Jr and Christopher K Daigle	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/3/2023	545.8	463.8	442.9	0.22%
Wired LLC and Moulison North Corporation	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/30/2024	500.0	463.4	441.2	0.22%
J. Kinderman & Sons, Inc. dba Brite Star Manufacturing Company	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	12/22/2036	495.0	458.3	478.0	0.23%
Capital Scrap Metal, LLC and Powerline Investment, LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	3/29/2038	500.0	452.8	470.8	0.23%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2015
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
River Club Golf Course Inc dba The River Club	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	2/28/2038	$475.2	$450.2	$463.2	0.23%
Eastside Soccer Dome, Inc.	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/26/2038	463.8	444.8	457.3	0.22%
Amboy Group, LLC dba Tommy’s Moloney’s	Food Manufacturing	Term Loan	Prime plus 2.75%	6/24/2025	454.0	443.0	441.4	0.22%
6 Price Avenue, LLC and Pauley Tree & Lawn Care, Inc	Administrative and Support Services	Term Loan	Prime plus 2.75%	9/24/2039	452.5	443.0	402.5	0.20%
Sandlot Ventures LLC and Sandbox Ventures LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/25/2040	442.5	441.2	420.4	0.21%
ENI Inc, Event Networks Inc, ENI Worldwide LLC and Spot Shop Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	4/25/2024	500.0	438.7	400.8	0.20%
Hodges Properties LLC and Echelon Enterprises Inc dba Treads Bicycle	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	3/31/2039	449.0	435.3	441.4	0.22%
SDA Holdings LLC and Les Cheveux Salon Inc	Personal and Laundry Services	Term Loan	Prime plus 2.75%	12/15/2040	428.8	428.8	413.8	0.20%
Flooring Liquidators Inc and Flooring Liquidators of Mt Kisco LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/17/2025	437.5	423.9	411.6	0.20%
Mid-South Lumber Co. of Northwest Florida, Inc.	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	3/31/2040	428.8	423.7	389.5	0.19%
S&P Holdings of Daytona LLC (EPC) S&P Corporation of Daytona Beach	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	8/15/2039	433.5	421.8	428.3	0.21%
Tavern Properties LLC and Wildwood Tavern LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/15/2039	425.0	418.8	411.2	0.20%
Sherill Universal City dba Golden Corral	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/28/2038	440.5	418.3	429.6	0.21%
Wilban LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/28/2039	427.5	415.6	419.8	0.21%
Sound Manufacturing, Inc. and Monster Power Equipment Inc.	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	3/15/2023	523.0	411.4	408.2	0.20%
J&K Fitness, LLC dba Physiques Womens Fitness Center	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/8/2036	449.3	411.3	429.0	0.21%
Import Car Connection Inc dba Car Connection	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	9/16/2040	407.5	406.3	407.6	0.20%
R & R Boyal LLC dba Cap N Cat Clam Bar and Little Ease Tavern	Food and Beverage Stores	Term Loan	Prime plus 2.75%	2/28/2039	417.5	404.3	404.7	0.20%
920 CHR Realty LLC (EPC) V. Garofalo Carting Inc (OC)	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	12/10/2038	418.1	403.4	414.8	0.20%
Utek Corporation dba Arcade Car Wash	Repair and Maintenance	Term Loan	Prime plus 2.75%	9/22/2039	405.5	402.1	404.7	0.20%
RIM Investments LLC and RIM Architects LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/28/2040	399.0	397.8	384.7	0.19%
Zane Filippone Co Inc dba Culligan Water Conditioning	Nonstore Retailers	Term Loan	Prime plus 2.75%	4/12/2022	558.2	397.1	400.0	0.20%
SE Properties 39 Old Route 146, LLC (EPC) SmartEarly Clifton Park LLC	Social Assistance	Term Loan	Prime plus 2.75%	3/14/2039	408.0	396.7	407.3	0.20%
John Duffy Fuel Co., Inc.	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	12/28/2022	513.8	393.9	398.2	0.20%
Bisson Moving & Storage Company Bisson Transportation Inc and BTG Real Estate	Truck Transportation	Term Loan	Prime plus 2.75%	5/7/2022	528.8	391.4	395.0	0.19%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2015
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
TAK Properties LLC and Kinderland Inc	Social Assistance	Term Loan	Prime plus 2.75%	12/18/2038	$405.0	$390.8	$391.2	0.19%
Polymer Sciences, Inc. dba Polymer Sciences, Inc.	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	9/28/2036	422.6	387.2	403.7	0.20%
Kup’s Auto Spa Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	11/15/2038	396.7	377.2	386.0	0.19%
Jihan Inc dba ARCO AM/PM and Diana Inc dba Diana’s Recycling	Gasoline Stations	Term Loan	Prime plus 2.75%	6/26/2040	380.0	377.1	365.2	0.18%
R.H. Hummer Jr., Inc.	Truck Transportation	Term Loan	Prime plus 2.75%	9/30/2025	375.0	375.0	355.3	0.17%
Tariq, LLC dba 76 Food Mart	Gasoline Stations	Term Loan	Prime plus 2.75%	12/2/2040	375.0	375.0	372.0	0.18%
Swalm Sreet LLC and New York Home Health Care Equipment LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/16/2040	375.0	375.0	370.9	0.18%
B&B Organics LLC	Beverage and Tobacco Product Manufacturing	Term Loan	Prime plus 2.75%	12/22/2040	375.0	375.0	382.2	0.19%
All American Games, LLC and Sportslink – The Game, LLC	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	12/10/2024	400.0	372.1	329.1	0.16%
3Fmanagement LLC and ATC Fitness Cape Coral, LLC dba Around the Clock	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	1/24/2024	425.0	364.2	342.2	0.17%
AIG Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	9/4/2040	363.8	362.7	340.6	0.17%
The Berlerro Group, LLC dba Sky Zone	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/12/2023	421.3	360.6	335.9	0.16%
Gator Communications Group LLC dba Harvard Printing Group	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	8/31/2021	575.0	358.1	360.2	0.18%
Fair Deal Food Mart Inc dba Neighbors Market	Gasoline Stations	Term Loan	Prime plus 2.75%	5/3/2037	381.3	354.9	370.4	0.18%
iFood, Inc. dba Steak N Shake	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/31/2024	379.1	353.5	317.9	0.16%
Murrayville Donuts, Inc dba Dunkin’ Donuts	Food and Beverage Stores	Term Loan	Prime plus 2.75%	7/15/2040	344.5	344.5	329.3	0.16%
Michael J. Speeney & Joyce Speeney and R2 Tape, Inc.	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	8/31/2037	367.5	344.4	357.7	0.18%
Basista Family Limited Partnership and UPE, Inc.	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	12/14/2040	342.5	342.5	334.5	0.16%
Johnson Carwash LLC and Johnson Petroleum LLC	Gasoline Stations	Term Loan	Prime plus 2.75%	9/14/2040	340.0	340.0	345.1	0.17%
Ezzo Properties, LLC and Great Lakes Cleaning, Inc.	Administrative and Support Services	Term Loan	Prime plus 2.75%	12/20/2027	389.6	338.3	335.0	0.16%
Suncoast Aluminum Furniture, Inc	Furniture and Related Product Manufacturing	Term Loan	Prime plus 2.75%	8/17/2037	360.0	337.5	350.3	0.17%
Mirage Plastering Inc and Mpire LLC and Mpire II LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/12/2040	338.8	336.3	290.1	0.14%
Cencon Properties LLC and Central Connecticut Warehousing Company, Inc	Warehousing and Storage	Term Loan	Prime plus 2.75%	9/30/2038	344.5	331.0	339.2	0.17%
Gator Communications Group LLC dba Harvard Printing Group	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	3/30/2022	466.3	330.4	331.0	0.16%
Spectrum Development LLC and Solvit Inc & Solvit North, Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/2/2023	387.3	329.2	314.3	0.15%
Advanced Skincare Medcenter Inc dba Advanced Skincare Surgery	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/29/2025	337.5	326.9	277.2	0.14%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2015
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Hagerstown Muffler, Inc. and JMS Muffler, Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	9/24/2040	$327.5	$326.5	$332.8	0.16%
Mitchellville Family Dentistry, Dr. Octavia Simkins-Wiseman DDS PC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/27/2038	335.1	321.4	323.3	0.16%
Lisle Lincoln II Limited Partnership dba Lisle Lanes LP	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/29/2036	338.1	320.1	334.0	0.16%
Orange County Insurance Brokerage Inc dba Beaty Insurance Agency	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	9/29/2039	325.1	319.3	324.3	0.16%
Nova Solutions Inc	Furniture and Related Product Manufacturing	Term Loan	Prime plus 2.75%	9/22/2040	320.0	319.1	313.0	0.15%
MRM Supermarkets Inc dba Constantins Breads; Dallas Gourmet Breads	Food Manufacturing	Term Loan	Prime plus 2.75%	3/29/2038	336.0	319.0	324.6	0.16%
Taylor Transport, Inc	Truck Transportation	Term Loan	Prime plus 2.75%	12/8/2021	515.5	317.2	320.2	0.16%
FHJE Ventures LLC and Eisenreich II Inc. dba Breakneck Tavern	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/27/2039	321.8	313.6	315.9	0.15%
A & M Commerce, Inc. dba Cranberry Sunoco	Gasoline Stations	Term Loan	Prime plus 2.75%	3/27/2038	330.3	313.3	323.5	0.16%
Lenoir Business Partners LLC (EPC) LP Industries, Inc dba Childforms	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	9/30/2038	322.7	311.2	313.7	0.15%
Shane M. Howell and Buck Hardware and Garden Center, LLC	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	12/27/2038	322.5	311.1	307.8	0.15%
Jumbomarkets Inc dba Rines Jumbomarkets	Food and Beverage Stores	Term Loan	Prime plus 2.75%	11/4/2025	306.3	306.3	294.4	0.14%
BCD Holdings, LLC and H-MA, LLC d/b/a/ Hawaii Mainland Administrators	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	3/2/2022	451.3	305.1	304.3	0.15%
Summit Beverage Group LLC	Beverage and Tobacco Product Manufacturing	Term Loan	Prime plus 2.75%	2/28/2024	350.6	302.9	292.2	0.14%
Onofrios Enterprises LLC (EPC) Onofrios Fresh Cut, Inc	Food Manufacturing	Term Loan	Prime plus 2.75%	9/30/2038	312.5	301.0	304.4	0.15%
Joyce Outdoor Advertising Chicago LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/22/2040	300.0	300.0	284.5	0.14%
Sunset Marine Resort LLC and GoXpeditions LLC and Lavon Gomes and Trac	Accommodation	Term Loan	Prime plus 2.75%	3/27/2040	301.8	298.2	303.0	0.15%
510 ROK Realty LLC dba ROK Health and Fitness and Robert N. D’urso	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/19/2024	332.0	296.3	294.5	0.14%
R A Johnson Inc dba Rick Johnson Auto and Tire	Repair and Maintenance	Term Loan	Prime plus 2.75%	9/23/2039	301.3	294.9	299.5	0.15%
American Campgrounds LLC dba Whit’s End Campground	Accommodation	Term Loan	Prime plus 2.75%	12/4/2040	293.0	293.0	290.9	0.14%
Custom Software, Inc. a Colorado Corporation dba M-33 Access	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/17/2021	426.0	289.2	293.0	0.14%
Anturio Marketing Inc dba Logic Consulting	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/12/2040	290.3	288.1	292.8	0.14%
Summit Beverage Group LLC	Beverage and Tobacco Product Manufacturing	Term Loan	Prime plus 2.75%	8/29/2030	291.9	286.8	258.1	0.13%
Aegis Creative Communications, Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	11/30/2022	387.5	286.2	277.3	0.14%
The Smile Place LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/30/2040	283.9	282.2	276.4	0.14%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2015
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
KDP LLC and KDP Investment Advisors, Inc and KDP Asset Management, Inc	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	6/14/2023	$343.8	$278.0	$270.9	0.13%
New Image Building Services Inc. dba New Image Repair Services	Repair and Maintenance	Term Loan	Prime plus 2.75%	10/29/2023	331.3	277.0	259.8	0.13%
Anglin Cultured Stone Products LLC dba Anglin Construction	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/30/2025	281.8	273.0	238.1	0.12%
Cheryle A Baptiste and Cheryle Baptiste DDS PLLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	11/30/2037	286.5	270.0	278.8	0.14%
Central Tire, Inc. dba Cooper Tire & Auto Services	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/29/2037	288.5	269.1	279.5	0.14%
First Prevention and Dialysis Center LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/30/2024	273.3	268.9	251.4	0.12%
New Image Building Services, Inc. dba New Image Repair Services	Repair and Maintenance	Term Loan	Prime plus 2.75%	8/23/2037	285.7	267.7	271.6	0.13%
Christou Real Estate Holdings LLC dba Tops American Grill	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/17/2037	284.0	264.1	275.3	0.13%
Faith Memorial Chapel LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/20/2038	268.4	258.1	259.5	0.13%
Thrifty Market, Inc. dba Thrifty Foods	Food and Beverage Stores	Term Loan	Prime plus 2.75%	6/30/2030	262.5	257.9	227.2	0.11%
15 McArdle LLC and No Other Impressions Inc	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	5/15/2040	257.1	254.9	238.4	0.12%
Scent-Sation, Inc. d/b/a Scent-Sation, Inc.	Textile Product Mills	Term Loan	Prime plus 2.75%	11/21/2021	337.5	253.9	257.1	0.13%
Reidville Hydraulics & Mfg Inc dba Summit Farms LLC	Machinery Manufacturing	Term Loan	Prime plus 2.75%	11/2/2037	265.9	250.6	254.6	0.12%
All-Tag Corporation	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	11/30/2025	250.4	250.4	218.0	0.11%
Roccos LLC and Sullo Pantalone Inc dba Rocco’s	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/30/2039	255.8	250.4	237.3	0.12%
JAG Unit 1, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/16/2025	250.0	250.0	210.6	0.10%
V2 Tango LLC dba Palette 22	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/23/2025	250.0	250.0	217.1	0.11%
Animal Intrusion Prevention Systems Holding Company, LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	9/15/2024	272.5	248.2	219.7	0.11%
HAVANA CENTRAL NJ1, LLC dba Havana Central	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/31/2025	250.0	245.1	238.9	0.12%
Wolf Enviro Interests, LLC and Enviromax Services Inc	Administrative and Support Services	Term Loan	Prime plus 2.75%	6/25/2040	246.5	244.7	223.7	0.11%
CNYP 717 Irondequoit LLC and CNYP 2002 Ontario LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/20/2040	244.4	244.4	226.0	0.11%
MJD Investments, LLC dba The Community Day School	Social Assistance	Term Loan	Prime plus 2.75%	1/31/2038	258.3	244.3	250.6	0.12%
RKP Service dba Rainbow Carwash	Repair and Maintenance	Term Loan	Prime plus 2.75%	5/31/2023	300.0	243.1	237.5	0.12%
FHJE Ventures LLC and Eisenreich II Inc dba Breakneck Tavern	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/30/2039	245.5	242.9	225.8	0.11%
JWB Industries, Inc. dba Carteret Die Casting	Primary Metal Manufacturing	Term Loan	Prime plus 2.75%	2/11/2024	280.0	241.8	225.3	0.11%
800 on the Trax LLC and Matrix Z LLC	Nonmetallic Mineral Product Manufacturing	Term Loan	Prime plus 2.75%	12/23/2040	240.0	240.0	234.6	0.12%
Xela Pack, Inc. and Aliseo and Catherine Gentile	Paper Manufacturing	Term Loan	Prime plus 2.75%	3/27/2028	271.8	239.2	244.5	0.12%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2015
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
WI130, LLC (EPC) & Lakeland Group, Inc (OC) dba Lakeland Electrical	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	12/31/2028	$271.5	$239.0	$238.1	0.12%
LaSalle Market and Deli EOK Inc and Rugen Realty LLC dba LaSalle Market	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/21/2037	252.3	236.8	242.7	0.12%
Clairvoyant Realty Corp. and Napoli Marble & Granite Design, Ltd	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	10/24/2038	246.3	236.8	234.5	0.11%
Capitol Waste and Recycling Services LLC	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	10/10/2024	257.8	236.4	210.6	0.10%
All About Smiles P A	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/30/2040	237.7	235.9	231.1	0.11%
Joyce Outdoor Advertising LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/29/2040	234.8	234.8	235.3	0.12%
Pierce Developments, Inc. dba Southside Granite	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	6/13/2036	256.1	233.3	242.6	0.12%
Atlantis of Daytona LLC and Ocean Club Sportswear Inc	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	12/23/2039	240.0	233.1	236.7	0.12%
Big Sky Plaza LLC and Strickland, Incorporated dba Livingston True Value	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	6/20/2039	233.4	227.4	229.0	0.11%
M & H Pine Straw Inc and Harris L. Maloy	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	3/21/2023	288.8	227.1	227.0	0.11%
MTV Bowl, Inc. dba Legend Lanes	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/30/2036	248.5	226.4	235.8	0.12%
Meridian Hotels, LLC dba Best Western Jonesboro	Accommodation	Term Loan	Prime plus 2.75%	11/25/2039	228.0	224.9	228.4	0.11%
HJ & Edward Enterprises, LLC dba Sky Zone	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/26/2023	262.5	224.8	218.5	0.11%
DuCharme Realty LLC and DuCharme Enterprises LLC dba Specialty	Wood Product Manufacturing	Term Loan	Prime plus 2.75%	2/2/2040	225.1	222.1	208.0	0.10%
Hemingway Custom Cabinetry LLC	Furniture and Related Product Manufacturing	Term Loan	Prime plus 2.75%	9/25/2025	220.0	217.3	187.0	0.09%
Bowl Mor, LLC dba Bowl Mor Lanes/Spare Lounge, Inc.	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/13/2039	223.5	216.7	222.9	0.11%
Homegrown For Good LLC	Apparel Manufacturing	Term Loan	Prime plus 2.75%	11/26/2024	230.0	215.5	195.5	0.10%
Discount Wheel and Tire	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	9/30/2038	223.8	214.6	214.3	0.11%
Newsome Trucking Inc and Kevin Newsome	Truck Transportation	Term Loan	Prime plus 2.75%	9/2/2035	423.1	214.1	222.6	0.11%
Schmaltz Holdings, LLC (EPC) and Schmaltz Operations, LLC dba Companio	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/4/2038	224.2	213.7	213.3	0.10%
Mosley Auto Group LLC dba America’s Automotive	Repair and Maintenance	Term Loan	Prime plus 2.75%	12/20/2038	221.5	213.7	217.6	0.11%
Tortilla King Inc.	Food Manufacturing	Term Loan	Prime plus 2.75%	3/14/2039	216.9	211.2	207.8	0.10%
Daniel Gordon and Erin Gordon and Silver Lining Stables CT, LLC	Support Activities for Agriculture and Forestry	Term Loan	Prime plus 2.75%	11/28/2037	223.8	211.1	219.0	0.11%
BJ’s Tavern LLC and BJ’s Cabana Bar Inc	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/30/2040	212.5	210.9	205.9	0.10%
Pioneer Windows Manufacturing Corp, Pioneer Windows	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	11/21/2022	275.0	209.8	207.4	0.10%
Evans and Paul LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	12/30/2024	223.8	208.2	198.7	0.10%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2015
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Faith Memorial Chapel LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	2/28/2039	$214.2	$207.9	$206.4	0.10%
Superior Disposal Service, Inc.	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	12/26/2023	240.5	204.4	200.8	0.10%
952 Boston Post Road Realty, LLC and HNA LLC dba Styles International	Personal and Laundry Services	Term Loan	Prime plus 2.75%	2/28/2039	211.0	204.3	203.2	0.10%
1 North Restaurant Corp dba 1 North Steakhouse	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	10/31/2038	212.5	204.3	207.8	0.10%
Brandywine Picnic Park, Inc. and B.Ross Capps & Linda Capps	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/30/2031	231.5	204.2	210.9	0.10%
Elan Realty, LLC and Albert Basse Asociates, Inc.	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	9/30/2035	228.2	203.7	212.6	0.10%
Modern Manhattan LLC	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	11/25/2024	220.0	203.3	171.5	0.08%
AMG Holding, LLC and Stetson Automotive, Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/30/2039	208.0	202.7	208.6	0.10%
JEJE Realty LLC and La Familia Inc	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/10/2039	205.8	202.1	193.6	0.09%
Gill Express Inc. dba American Eagle Truck Wash	Repair and Maintenance	Term Loan	Prime plus 2.75%	1/5/2027	286.9	200.4	206.1	0.10%
Block and Grinder LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/30/2025	200.0	200.0	196.6	0.10%
Water Works Laundromat, L.L.C.	Personal and Laundry Services	Term Loan	Prime plus 2.25%	9/7/2027	267.3	194.8	195.3	0.10%
Robert E. Caves, Sr. and American Plank dba Caves Enterprises	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	9/30/2021	302.5	194.7	197.2	0.10%
Spire Investment Partners, LLC	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	9/28/2022	258.8	192.7	186.7	0.09%
Douglas Printy Motorsports, Inc. dba Blackburn Trike	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	3/9/2040	191.8	189.5	180.5	0.09%
8 Minute Oil Change of Springfield Corporation and John Nino	Repair and Maintenance	Term Loan	Prime plus 2.75%	12/12/2038	196.8	188.0	191.7	0.09%
Sapienzo Properties LLC (EPC) CNS Self-Storage Inc (OC)	Real Estate	Term Loan	Prime plus 2.75%	3/27/2039	193.8	187.0	192.4	0.09%
Greenbrier Technical Services, Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	10/24/2023	240.1	183.0	183.2	0.09%
Brothers International Desserts	Food Manufacturing	Term Loan	Prime plus 2.75%	4/26/2023	230.0	182.7	181.4	0.09%
Majestic Contracting Services, Inc. dba Majestic Electric and Majestic Plumbing	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	7/26/2038	190.0	181.6	180.6	0.09%
Danjam Enterprises, LLC dba Ariel Dental Care	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	3/31/2035	204.0	180.7	188.4	0.09%
(EPC) Absolute Desire LLC and Mark H. Szierer (OC) Sophisticated Smile	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/5/2038	188.3	180.0	183.6	0.09%
(EPC) Willowbrook Properties LLC (OC) Grove Gardens Landscaping Inc.	Administrative and Support Services	Term Loan	Prime plus 2.75%	6/5/2038	186.3	177.8	183.5	0.09%
Trip Consultants U.S.A. Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/18/2025	175.0	175.0	147.4	0.07%
Richmond Hill Mini Market, LLC	Food and Beverage Stores	Term Loan	Prime plus 2.75%	11/27/2037	185.3	174.7	180.2	0.09%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2015
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Beale Street Blues Company-West Palm Beach, LLC dba Lafayette Music Hall	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	12/22/2024	$187.5	$174.5	$153.2	0.08%
KK International Trading Corporation	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	12/23/2028	190.0	174.0	172.1	0.08%
Bryan Bantry Inc.	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	9/8/2021	400.0	174.0	173.0	0.08%
Forno Italiano Di Nonna Randazzo, LLC dba Nonna Randazzo’s Bakery	Food and Beverage Stores	Term Loan	Prime plus 2.75%	9/26/2037	183.8	173.9	178.5	0.09%
Pioneer Window Holdings, Inc and Subsidiaries dba Pioneer Windows	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	12/20/2022	225.0	173.3	171.3	0.08%
Douglas Posey and Sally Watkinson dba Audrey’s Farmhouse	Accommodation	Term Loan	Prime plus 2.75%	5/20/2040	174.1	172.6	170.5	0.08%
Sound Manufacturing Inc	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	10/10/2024	187.5	172.3	150.6	0.07%
Neyra Industries, Inc. and Edward Neyra	Nonmetallic Mineral Product Manufacturing	Term Loan	Prime plus 2.75%	3/27/2023	217.5	171.2	173.2	0.08%
Chickamauga Properties, Inc., MSW Enterprises, LLP	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/22/2035	189.5	171.1	178.5	0.09%
R2 Tape Inc dba Presto Tape	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	6/29/2025	176.3	170.8	160.6	0.08%
Fran-Car Corporation dba Horizon Landscape Management	Administrative and Support Services	Term Loan	Prime plus 2.75%	3/3/2028	407.8	170.5	175.8	0.09%
BND Sebastian Limited Liability Company and Sebastian Fitness	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/16/2040	172.5	170.5	168.2	0.08%
Silva Realty Holdings, LLC and MF-Silva Enterprises, Inc.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/11/2040	171.6	170.0	161.1	0.08%
R & J Petroleum LLC (EPC) Manar USA, Inc. (OC)	Gasoline Stations	Term Loan	Prime plus 2.75%	11/20/2037	180.0	169.5	175.4	0.09%
15 Frederick Place LLC & Pioneer Windows Holdings Inc & Subs	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	12/16/2021	250.0	168.6	169.3	0.08%
South Park Properties LLC and Midlothian Hardware LLC dba Grill	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	5/6/2040	170.5	167.9	170.0	0.08%
Spectrum Radio Fairmont, LLC	Broadcasting (except Internet)	Term Loan	Prime plus 2.75%	8/30/2023	187.5	164.3	164.3	0.08%
Wilshire Media Systems Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	4/17/2024	186.3	163.4	151.7	0.07%
Pine Belt Wood Products LLC	Forestry and Logging	Term Loan	Prime plus 2.75%	9/22/2040	163.8	163.3	147.9	0.07%
Wise Forklift Inc	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	10/1/2020	296.9	162.9	164.7	0.08%
Labmates LLC	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	12/18/2040	162.5	162.5	165.6	0.08%
Gator Communications Group LLC dba Harvard Printing Group	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	4/25/2022	228.8	162.1	162.5	0.08%
B & W Towing, LLC and Boychucks Fuel LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	12/17/2039	164.5	161.8	153.1	0.08%
Hae M. and Jin S. Park dba Buford Car Wash	Repair and Maintenance	Term Loan	Prime plus 2.75%	5/15/2039	166.5	161.2	160.0	0.08%
M & H Pinestraw, Inc. and Harris L. Maloy	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	12/15/2021	238.3	161.2	161.6	0.08%
185 Summerfield Inc and Valcon Contracting Corp	Construction of Buildings	Term Loan	Prime plus 2.75%	10/24/2039	162.3	159.1	157.6	0.08%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2015
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
MMS Realty, LLC and Molecular MS Diagnostics LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/18/2040	$160.7	$158.8	$151.3	0.07%
Carolina Flicks Inc dba The Howell Theater	Motion Picture and Sound Recording Industries	Term Loan	Prime plus 2.75%	12/23/2032	163.3	158.5	149.5	0.07%
Spire Investment Partners, LLC	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	6/22/2021	250.0	157.4	157.8	0.08%
North Columbia LLC and Loop Liquor and Convenience Store LLC	Food and Beverage Stores	Term Loan	Prime plus 2.75%	9/24/2039	159.3	155.9	153.6	0.08%
Ramard Inc and Advanced Health Sciences Inc	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	8/28/2023	187.5	154.3	140.5	0.07%
South Florida Air Conditioning and Refrigeration Corp.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	3/27/2040	155.5	153.7	153.3	0.08%
Golden Transaction Corporation dba Bleh Sunoco	Gasoline Stations	Term Loan	Prime plus 2.75%	10/30/2039	156.7	153.6	152.9	0.07%
Avayaan2 LLC dba Island Cove	Gasoline Stations	Term Loan	Prime plus 2.75%	3/7/2039	157.5	152.7	154.1	0.08%
RDT Enterprises LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	9/15/2027	162.8	152.7	147.6	0.07%
J3K LLC dba Ronan True Value Hardware	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	9/23/2025	152.5	150.6	126.8	0.06%
RXSB, Inc dba Medicine Shoppe	Health and Personal Care Stores	Term Loan	Prime plus 2.75%	5/30/2023	186.3	149.8	145.3	0.07%
FirstVitals Health and Wellness Inc	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	9/15/2025	150.0	148.1	124.7	0.06%
Barber Investments LLC and Fieldstone Quickstop LLC and Maine Dollar Deals	Gasoline Stations	Term Loan	Prime plus 2.75%	8/15/2039	150.0	147.2	131.7	0.06%
Honeyspot Investors LLP and Pace Motor Lines Inc	Truck Transportation	Term Loan	Prime plus 2.75%	7/24/2039	150.0	146.4	147.7	0.07%
Alejandro Rico dba Rico Motors and Golden West Motel and Alrima Co Inc	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	11/25/2040	146.3	146.3	148.5	0.07%
Teamnewman Enterprises LLC dba Newmans at 988 and John H. Newman	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/25/2039	148.8	146.1	139.8	0.07%
Dantanna’s Tavern LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/30/2024	164.3	144.8	136.4	0.07%
Cool Air Solutions, Inc. dba Graham Heating & Air Conditioning	Specialty Trade Contractors	Term Loan	Prime plus 2%	12/27/2018	411.5	144.8	144.3	0.07%
GDP Gourmet LLC dba Joe and John’s Pizza Restaurant	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/19/2040	145.0	144.4	140.6	0.07%
Vernon & Stephanie Scott and Little Stars Day Care Center, Inc.	Educational Services	Term Loan	Prime plus 2.75%	4/18/2038	151.0	143.6	149.3	0.07%
J. Kinderman & Sons Inc., dba BriteStar Inc.	Electrical Equipment, Appliance, and Component Manufacturing	Term Loan	Prime plus 2.75%	3/20/2023	181.3	142.7	144.3	0.07%
Barub Realty LLC and Barub LLC dba Woodlawn Cabinets	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	9/30/2040	143.0	142.6	144.3	0.07%
Alpha Preparatory Academy LLC	Social Assistance	Term Loan	Prime plus 2.75%	8/15/2039	145.2	142.5	144.7	0.07%
Ryan Crick and Pamela J. Crick and Crick Enterprises Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	9/17/2039	145.5	142.4	144.6	0.07%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2015
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Peter Thomas Roth Labs LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	9/26/2018	$425.0	$142.3	$143.4	0.07%
Knowledge First Inc dba Magic Years of Learning and Kimberly Knox	Social Assistance	Term Loan	Prime plus 2.75%	3/21/2039	145.0	140.8	139.9	0.07%
USI Properties LLC dba U Store It	Real Estate	Term Loan	Prime plus 2.75%	5/23/2039	144.6	140.7	144.0	0.07%
Wired LLC and Moulison North Corporation	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	7/3/2024	150.1	140.1	126.0	0.06%
Gardner’s Wharf Holdings LLC and Gardner’s Wharf Seafood Inc	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	9/8/2040	140.0	139.6	142.2	0.07%
Stormrider Inc dba Shirley’s Stormrider, Inc	Truck Transportation	Term Loan	Prime plus 2.75%	11/25/2024	150.0	138.6	115.1	0.06%
Big Apple Entertainment Partners, LLC d/b/a Ripley’s Believe It or Not	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	10/26/2022	180.0	138.4	134.2	0.07%
ATC Fitness LLC dba Around the Clock Fitness	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/28/2022	180.0	137.8	137.4	0.07%
Choe Trade Group Inc dba Rapid Printers of Monterey	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	2/28/2024	159.3	137.6	137.4	0.07%
Matchless Transportation LLC dba First Class Limo	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	8/3/2022	185.0	137.0	135.7	0.07%
96 Mill Street LLC, Central Pizza LLC and Jason Bikakis George Bikaki	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/12/2039	141.3	137.0	140.9	0.07%
3000 CSI Property LLC and Consulting Solutions Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/20/2040	137.5	136.9	137.1	0.07%
Kemmer LLC and Apples Tree Top Liquors LLC	Food and Beverage Stores	Term Loan	Prime plus 2.75%	12/4/2039	138.4	136.1	126.9	0.06%
Spectrumit, Inc, (OC) dba LANformation	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	5/31/2030	154.9	135.8	139.4	0.07%
Grafio Inc dba Omega Learning Center-Acworth	Educational Services	Term Loan	Prime plus 2.75%	9/13/2023	156.3	135.0	126.3	0.06%
CEM Autobody LLC dba Dawn’s Autobody	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/26/2040	135.5	134.5	128.6	0.06%
C& D Medical of Naples, Inc and Forever & Always of Naples, Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	7/24/2040	135.0	134.2	124.0	0.06%
Al-Mustafa Enterprise, Inc. and Al-Mustafa Enterprise Inc	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	9/18/2040	134.0	133.9	131.3	0.06%
DKB Transport Corp	Truck Transportation	Term Loan	Prime plus 2.75%	12/5/2038	138.8	133.9	137.6	0.07%
West Cobb Enterprises, Inc and Advanced Eye Associates, L.L.C.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	11/12/2035	148.7	133.4	138.8	0.07%
JPM Investments LLC and Carolina Family Foot Care P.A.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/26/2039	136.1	133.1	134.9	0.07%
1899 Tavern & Tap LLC and Ale House Tavern & Tap LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/9/2039	137.5	132.6	134.6	0.07%
Haven Hospitality Group Inc. dba Haven Gastropub	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/20/2025	132.5	132.5	113.7	0.06%
Mid-Land Sheet Metal Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	10/31/2038	137.5	132.4	134.1	0.07%
City Sign Service, Incorporated	Electrical Equipment, Appliance, and Component Manufacturing	Term Loan	Prime plus 2.75%	11/30/2025	165.8	132.1	134.7	0.07%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2015
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Bay State Funeral Services, LLC (EPC) and Riley Funeral Home Inc(OC)	Personal and Laundry Services	Term Loan	Prime plus 2.75%	5/21/2039	$134.9	$131.6	$135.4	0.07%
Jade Automotive d/b/a Sears Hometown Store	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	10/6/2035	146.6	131.5	137.3	0.07%
J&M Concessions, Inc. dba A-1 Liquors	Food and Beverage Stores	Term Loan	Prime plus 2.75%	3/3/2039	135.6	131.3	129.2	0.06%
Modern on the Mile, LLC dba Ligne Roset	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	5/25/2021	212.5	131.1	131.5	0.06%
Access Staffing, LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	3/30/2022	187.5	131.1	130.5	0.06%
Grand Blanc Lanes, Inc. and H, H and H, LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/31/2039	133.0	131.0	131.1	0.06%
RDT Enterprises, LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/31/2028	141.2	130.6	132.4	0.06%
Demand Printing Solutions, Inc	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	10/29/2034	147.5	128.7	133.9	0.07%
Green Life Lawnscapes LLC dba Green Life Lawn Care	Administrative and Support Services	Term Loan	Prime plus 2.75%	11/6/2025	127.3	127.3	122.4	0.06%
R2 Tape, Inc. dba Presto Tape and Michael J. and Joyce Speeney	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	10/20/2020	224.4	126.6	127.6	0.06%
Nelson Sargsyan dba HDA Trucking	Support Activities for Transportation	Term Loan	Prime plus 2.75%	6/16/2025	130.5	126.4	105.1	0.05%
PTK, Incorporated dba Night N Day 24 HR Convenience Store	Food and Beverage Stores	Term Loan	Prime plus 2.75%	9/30/2036	137.5	126.0	131.2	0.06%
George S Cochran DDS Inc	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	5/7/2025	130.0	125.1	104.4	0.05%
Music Mountain Water Company, LLC	Beverage and Tobacco Product Manufacturing	Term Loan	Prime plus 2.75%	4/25/2036	138.1	125.1	130.7	0.06%
Sarah Sibadan dba Sibadan Agency	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	1/27/2039	129.4	125.0	127.4	0.06%
Japp Business Inc dba Pick and Eat and Japp Drink Corp.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/30/2025	125.0	125.0	110.6	0.05%
Smokeyard Inc dba Smokeyard BBQ and Chop Shop	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/30/2025	125.0	125.0	107.6	0.05%
Evans & Paul LLC and E&P Holdings I LLC	Nonmetallic Mineral Product Manufacturing	Term Loan	Prime plus 2.75%	12/15/2025	125.0	125.0	110.9	0.05%
Abitino’s JFK LLC dba Abitino’s	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/16/2022	125.0	124.9	110.4	0.05%
The LAX Shop Inc	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	12/22/2025	125.0	125.0	124.9	0.06%
Hascher Gabelstapler Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/26/2024	143.3	124.6	121.0	0.06%
Maxiflex LLC	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	6/28/2023	153.5	124.1	125.6	0.06%
Michael Rey Jr. and Lynn J. Williams (EPC) and GIG Petcare	Personal and Laundry Services	Term Loan	Prime plus 2.75%	10/3/2039	126.9	123.6	122.1	0.06%
Geo Los Angeles LLC dba Geo Film Group	Rental and Leasing Services	Term Loan	Prime plus 2.75%	3/26/2025	130.0	123.5	112.5	0.06%
Naeem Khan LTD	Apparel Manufacturing	Term Loan	Prime plus 2.75%	9/17/2025	125.0	123.5	103.9	0.05%
Naeem Khan LTD	Apparel Manufacturing	Term Loan	Prime plus 2.75%	9/30/2025	125.0	123.5	104.0	0.05%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2015
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Lake Area Autosound LLC and Ryan H. Whittington	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	7/28/2039	$125.0	$122.9	$122.9	0.06%
Food & Fuel Company LLC dba Lowery Food Mart	Food and Beverage Stores	Term Loan	Prime plus 2.75%	12/4/2040	122.5	122.5	124.3	0.06%
Lamjam LLC (EPC) Goldsmith Lambros Inc (OC)	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	8/27/2024	133.8	122.2	121.6	0.06%
Trademark Equipment Company Inc and David A. Daniel	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	8/19/2036	133.6	122.1	126.9	0.06%
Supreme Screw Products, Inc. and Misha Migdal	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	4/17/2019	308.2	121.6	122.7	0.06%
Atlas Mountain Construction, LLC	Construction of Buildings	Term Loan	Prime plus 2.75%	5/13/2038	127.3	121.2	126.1	0.06%
Medworxs LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/3/2025	125.0	121.1	101.6	0.05%
LP Industries Inc dba Childforms	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	7/29/2025	125.0	120.9	112.3	0.06%
Bizzare Foods Inc dba Trooper Foods	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	6/12/2025	125.0	120.6	100.3	0.05%
3 F Management LLC and ATC Port Charlotte LLC dba Around The Clock Fit	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	10/17/2024	131.3	120.4	106.2	0.05%
JDR Industries Inc dba CST-The Composites Store, JetCat USA	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	1/21/2024	140.3	120.4	114.1	0.06%
Prospect Kids Academy Inc	Educational Services	Term Loan	Prime plus 2.75%	9/11/2038	124.3	119.2	120.5	0.06%
Copper Beech Financial Group LLC	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	3/30/2025	125.0	118.7	107.2	0.05%
Knits R Us, Inc. dba NYC Sports/Mingle	Textile Mills	Term Loan	Prime plus 2.75%	2/11/2038	125.0	118.4	123.1	0.06%
1258 Hartford TPKE, LLC (EPC) and Phelps and Sons, Inc (OC)	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	3/29/2038	124.6	118.3	120.9	0.06%
Northwind Outdoor Recreation, Inc. dba Red Rock Wilderness Store	Nonstore Retailers	Term Loan	Prime plus 2.75%	4/18/2036	129.5	117.9	123.2	0.06%
DC Real LLC and DC Enterprises LTD dba Lakeview True Value	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	11/20/2039	119.4	117.8	116.3	0.06%
Balthazar Management Virgin Islands LLC dba The Beach Cafe	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/27/2025	123.3	117.1	116.6	0.06%
Profile Performance, Inc. and Eidak Real Estate, L.L.C.	Repair and Maintenance	Term Loan	Prime plus 2.75%	4/20/2036	127.5	115.7	120.8	0.06%
Wilton Dental Care P.C.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	5/29/2024	128.1	115.6	106.3	0.05%
Top Properties LLC and LP Industries, Inc dba Childforms	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	9/30/2038	120.0	115.5	118.8	0.06%
JRA Holdings LLC (EPC) Jasper County Cleaners Inc dba Superior Cleaner	Personal and Laundry Services	Term Loan	Prime plus 2.75%	6/28/2038	121.0	115.5	120.1	0.06%
Qycell Corporation	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	8/19/2021	187.5	114.2	114.2	0.06%
Kemmer, LLC (EPC) and Pitts Package Store, Inc.(OC)	Food and Beverage Stores	Term Loan	Prime plus 2.75%	3/31/2039	117.5	114.1	109.9	0.05%
AS Boyals LLC dba Towne Liquors	Food and Beverage Stores	Term Loan	Prime plus 2.75%	4/29/2039	117.5	114.1	117.4	0.06%
R2 Tape Inc dba Presto Tape	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	8/31/2022	155.0	114.1	115.2	0.06%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2015
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Modern Manhattan, LLC	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	9/20/2020	$204.0	$113.3	$113.5	0.06%
5091 LLC and TR/AL LLC d/b/a Cafe Africana	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/31/2037	121.3	113.2	117.8	0.06%
Lemonberry Food Stores Inc dba Lemonberry Frozen Yogurt	Food and Beverage Stores	Term Loan	Prime plus 2.75%	12/29/2025	112.5	112.5	98.4	0.05%
Katie Senior Care LLC dba Home Instead Senior Care	Social Assistance	Term Loan	Prime plus 2.75%	8/15/2024	124.3	112.3	93.2	0.05%
Shelton Incorporated dba Mrs. Winners	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/20/2040	112.5	111.2	112.1	0.05%
Dosus Inc dba Perry’s Pools	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	8/7/2025	112.5	110.9	95.2	0.05%
Qycell Corporation	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	8/26/2024	121.0	109.5	98.8	0.05%
Golden Gate Lodging LLC (OC)	Accommodation	Term Loan	Prime plus 2.75%	3/12/2038	115.0	109.2	112.6	0.06%
Rainbow Dry Cleaners	Personal and Laundry Services	Term Loan	Prime plus 2.75%	6/13/2024	122.5	109.1	102.8	0.05%
S.B.B. Enterprises Inc dba Williamston Hardware	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	11/19/2040	108.8	108.8	100.8	0.05%
Sushiya, Inc.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/8/2025	108.8	108.8	97.2	0.05%
Westville Seafood LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/19/2038	112.3	107.7	107.6	0.05%
Cormac Enterprises and Wyoming Valley Beverage Incorporated	Food and Beverage Stores	Term Loan	Prime plus 2.75%	3/20/2039	110.8	107.6	110.6	0.05%
Excel RP Inc	Machinery Manufacturing	Term Loan	Prime plus 2.75%	8/30/2023	130.3	107.2	105.9	0.05%
Wallace Holdings LLC (EPC) GFA International Inc (OC)	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.5%	11/25/2023	125.0	105.2	96.5	0.05%
Forever & Always of Naples Inc dba Island Animal Hospital	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	7/24/2025	107.5	104.7	94.8	0.05%
Mustafa Inc dba Adiba Grocery	Food and Beverage Stores	Term Loan	Prime plus 2.75%	12/17/2025	103.8	103.8	103.7	0.05%
Pooh’s Corner Realty LLC and Pooh’s Corner Inc	Social Assistance	Term Loan	Prime plus 2.75%	7/23/2040	103.8	103.2	104.0	0.05%
Ridge Road Equestrian LLC dba Ricochet Ridge Ranch Inc	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/23/2040	102.5	102.5	102.3	0.05%
Seagate Group Holdings, Inc. dba Seagate Logistics, Inc.	Support Activities for Transportation	Term Loan	Prime plus 2.75%	1/28/2036	113.4	102.1	106.6	0.05%
WPI, LLC	Transportation Equipment Manufacturing	Term Loan	Prime plus 2.75%	6/29/2024	129.5	101.3	102.2	0.05%
B and A Friction Materials Inc	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	9/9/2025	102.5	101.2	85.2	0.04%
Shorr Enterprises Inc dba New Design Furniture Manufacturers	Furniture and Related Product Manufacturing	Term Loan	Prime plus 2.75%	3/27/2025	106.5	101.2	92.8	0.05%
Island Wide Realty LLC and Long Island Partners, Inc.	Real Estate	Term Loan	Prime plus 2.75%	4/22/2039	103.8	100.9	103.8	0.05%
Nancy & Karl Schmidt(EPC) Moments to Remember USA, LLC	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	2/15/2038	106.3	100.7	103.9	0.05%
Firm Foundations Inc David S Gaitan Jr and Christopher K Daigle	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/3/2038	104.3	100.5	97.9	0.05%
State Painting and Decorating Co Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	11/25/2025	100.0	100.0	84.2	0.04%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2015
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Delta Aggregate, LLC	Mining (except Oil and Gas)	Term Loan	Prime plus 2.75%	11/30/2025	$100.0	$100.0	$99.9	0.05%
Custom Exteriors, Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/9/2025	100.0	100.0	87.3	0.04%
Matthew Taylor and Landon Farm LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	5/4/2040	100.0	99.8	88.7	0.04%
DNT Storage and Properties LLC	Real Estate	Term Loan	Prime plus 2.75%	10/10/2039	101.8	99.8	99.4	0.05%
Little People’s Village II LLC (OC) and Iliopoulos Realty LLC (EPC)	Social Assistance	Term Loan	Prime plus 2.75%	3/31/2039	101.5	99.1	97.6	0.05%
Bear Creek Entertainment, LLC dba The Woods at Bear Creek	Accommodation	Term Loan	Prime plus 2.75%	12/30/2024	106.3	99.0	98.6	0.05%
Zinger Hardware and General Merchant Inc	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	6/26/2024	110.5	98.4	94.9	0.05%
Miss Cranston Diner II, LLC and Miss Cranston II Realty LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/17/2039	100.0	98.2	96.0	0.05%
Keller Holdings LLC and David H Keller III and Carie C Keller	Scenic and Sightseeing Transportation	Term Loan	Prime plus 2.75%	9/30/2039	100.0	97.9	98.5	0.05%
Lefont Theaters, Inc.	Motion Picture and Sound Recording Industries	Term Loan	Prime plus 2.75%	5/30/2022	137.0	97.9	98.4	0.05%
G.M. Pop’s, Inc. & S.D. Food, Inc. dba Popeyes Louisiana Kitchen	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/11/2022	127.1	97.6	95.4	0.05%
New Paltz Dental Care, PLLC dba Ariel Dental Care	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/19/2025	100.0	97.5	92.5	0.05%
California College of Communications, Inc.	Educational Services	Term Loan	Prime plus 2.75%	11/2/2020	172.5	97.2	97.3	0.05%
986 Dixwell Avenue Holding Company, LLC(EPC) and Mughali Foods, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/7/2039	99.1	96.4	97.1	0.05%
Anthony C Dinoto and Susan S P Dinoto and Anthony C Dinoto Funeral Home	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/26/2038	100.0	96.0	98.7	0.05%
Custom Software, Inc. a Colorado Corporation dba M-33 Access	Broadcasting (except Internet)	Term Loan	Prime plus 2.75%	4/30/2022	125.0	94.3	95.6	0.05%
J and K Fitness L.L.C. dba Physiques Womens Fitness Center	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	2/28/2041	93.8	93.7	93.2	0.05%
First Steps Real Estate Company, LLC (EPC) and First Steps Preschool	Social Assistance	Term Loan	Prime plus 2.75%	9/30/2038	97.6	93.6	92.5	0.05%
A & A Auto Care, LLC d/b/a A & A Auto Care, LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	8/12/2036	101.0	93.4	97.3	0.05%
GIA Realty LLC and VRAJ GIA LLC dba Lakeview Laundromat	Personal and Laundry Services	Term Loan	Prime plus 2.75%	6/28/2038	97.5	93.0	96.8	0.05%
Key Products I&II, Inc. dba Dunkin’ Donuts/Baskin-Robbins	Food and Beverage Stores	Term Loan	Prime plus 2.75%	3/10/2021	153.0	92.6	93.0	0.05%
Metro Used Cars Inc. dba Metro Auto Center	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	1/14/2027	117.6	92.6	94.9	0.05%
MRM Supermarkets, Inc. dba Constantin’s Breads	Food Manufacturing	Term Loan	Prime plus 2.75%	11/10/2021	137.5	91.9	92.5	0.05%
Union 2 LLC dba The Standard	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/10/2025	91.5	91.5	83.7	0.04%
E.S.F.P. LLC dba Volusia Van and Storage	Truck Transportation	Term Loan	Prime plus 2.75%	11/11/2025	91.3	91.2	78.6	0.04%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2015
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
U & A Food and Fuel, Inc. dba Express Gas & Food Mart	Gasoline Stations	Term Loan	Prime plus 2.75%	11/21/2037	$96.3	$90.7	$94.3	0.05%
Sico & Walsh Insurance Agency Inc and The AMS Trust	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	6/6/2039	250.0	90.6	93.3	0.05%
Royal Crest Motors LLC	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	3/16/2040	91.3	90.1	87.5	0.04%
Moochie’s LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/13/2024	100.5	90.0	83.2	0.04%
Video Vault & Tanning LLC and Mosaic Salon LLC	Rental and Leasing Services	Term Loan	Prime plus 2.75%	6/4/2040	90.5	89.9	91.2	0.04%
Little People’s Village II LLC (OC) and Iliopoulos Realty LLC (EPC)	Social Assistance	Term Loan	Prime plus 2.75%	3/31/2039	92.1	89.9	88.5	0.04%
Lisle Lincoln II Limited Partnership dba Lisle Lanes LP	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/30/2024	100.0	89.2	89.2	0.04%
Ronny Ramirez RX Corp dba Naturxheal Family Pharmacy	Health and Personal Care Stores	Term Loan	Prime plus 2.75%	11/20/2025	89.0	89.0	76.4	0.04%
Angkor Restaurant Inc	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/19/2038	93.0	88.9	90.5	0.04%
Music Mountain Water Company, LLC dba Music Mountain Water Co.	Beverage and Tobacco Product Manufacturing	Term Loan	Prime plus 2.75%	12/29/2019	185.4	88.9	89.8	0.04%
Seelan Inc dba Candleridge Market	Gasoline Stations	Term Loan	Prime plus 2.75%	10/27/2039	90.5	88.7	84.8	0.04%
Delta Aggregate LLC	Mining (except Oil and Gas)	Term Loan	Prime plus 2.75%	3/30/2025	90.0	88.2	87.9	0.04%
Advanced Machine & Technology, Inc.	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	7/29/2025	90.3	88.0	80.6	0.04%
The River Beas LLC and Punam Singh	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/8/2039	90.3	87.8	88.3	0.04%
Manuel P. Barrera and Accura Electrical Contractor, Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	3/23/2028	103.7	87.6	88.9	0.04%
Navdeep B Martins and Busy Bubbles LLC dba Wishy Washy	Personal and Laundry Services	Term Loan	Prime plus 2.75%	10/24/2039	89.0	87.4	81.6	0.04%
Greensward of Marco Inc.	Administrative and Support Services	Term Loan	Prime plus 2.75%	9/28/2040	87.5	87.2	84.8	0.04%
Kiddie Steps 4 You Inc.	Social Assistance	Term Loan	Prime plus 2.75%	9/25/2038	89.3	86.7	85.9	0.04%
Tannehill Enterprises Inc dba Hobbytown USA Folsom	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	10/14/2025	87.4	86.5	72.9	0.04%
AM PM Properties, LLC and AM PM Willington, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/17/2040	87.1	86.2	86.1	0.04%
E-Z Box Storage, Inc.	Real Estate	Term Loan	Prime plus 2.75%	5/11/2025	89.3	85.9	85.6	0.04%
Animal Intrusion Prevention Systems Holding Company, LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	3/29/2024	126.5	85.7	87.2	0.04%
Kurtis Sniezek dba Wolfe’s Foreign Auto	Repair and Maintenance	Term Loan	Prime plus 2.75%	12/20/2038	88.9	85.7	88.2	0.04%
Bat Bridge Investments Inc dba Kalologie 360 Spa	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/30/2025	85.5	85.5	72.0	0.04%
Sumad LLC dba BrightStar Care of Encinitas	Administrative and Support Services	Term Loan	Prime plus 2.75%	10/2/2024	92.5	85.4	85.0	0.04%
Doctors Express Management of Central Texas LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	10/8/2024	105.0	85.2	80.8	0.04%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2015
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
RDRhonehouse ENT. LLC dba Chill Skinz	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	4/29/2025	$88.9	$85.0	$70.7	0.03%
R & R Security and Investigations Inc dba Pardners Lake Buchanan	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/19/2040	85.4	84.4	85.8	0.04%
Tanner Optical Inc. dba Murphy Eye Care	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/22/2035	94.6	84.0	87.4	0.04%
SKJ Inc dba Subway	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/13/2025	84.8	83.3	71.1	0.03%
J&M Concessions Inc dba A 1 Liquors	Food and Beverage Stores	Term Loan	Prime plus 2.75%	2/27/2025	87.5	81.9	73.0	0.04%
Osceola River Mill, LLC(EPC) Ironman Machine, Inc.(OC)	Machinery Manufacturing	Term Loan	Prime plus 2.75%	2/20/2038	86.3	81.6	84.2	0.04%
Bakhtar Group LLC dba Malmaison	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/28/2023	103.8	81.7	79.2	0.04%
Zephyr Seven Series LLC dba 18/8 Fine Men’s Salon	Personal and Laundry Services	Term Loan	Prime plus 2.75%	8/28/2025	81.3	81.3	70.0	0.03%
209 North 3rd Street, LLC (EPC) Yuster Insurance Group Inc (OC)	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	7/29/2038	83.9	80.2	80.9	0.04%
LAN Doctors Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/28/2025	81.3	79.7	72.0	0.04%
Peanut Butter & Co., Inc.	Food Manufacturing	Term Loan	Prime plus 2.75%	4/30/2023	100.0	79.4	77.3	0.04%
Cares Inc dba Dumpling Grounds Day Care Center	Social Assistance	Term Loan	Prime plus 2.75%	5/1/2040	81.9	78.8	80.1	0.04%
Hofgard & Co., Inc. dba HofgardBenefits	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	7/27/2022	107.3	78.1	78.0	0.04%
Limameno LLC dba Sal’s Italian Ristorante	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/23/2025	83.3	78.0	66.9	0.03%
Dean 1021 LLC dba Pure Pita	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/29/2025	80.0	77.5	65.6	0.03%
Firm Foundations Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	3/13/2025	81.3	77.2	68.3	0.03%
L.M. Jury Enterprises, Inc dba Midwest Monograms	Textile Product Mills	Term Loan	Prime plus 2.75%	10/28/2025	77.0	76.5	65.8	0.03%
39581 Garfield, LLC and Tri County Neurological Associates, P.C.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/30/2036	83.3	76.2	79.1	0.04%
Holloway & CO. P.L.L.C.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	11/16/2025	75.0	75.0	74.9	0.04%
Moments to Remember USA LLC dba Retain Loyalty	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/16/2025	75.0	75.0	68.2	0.03%
M & H Pine Straw, Inc and Harris L. Maloy	Support Activities for Agriculture and Forestry	Term Loan	6%	4/30/2020	183.3	75.0	75.7	0.04%
Elegant Fireplace Mantels, Inc. dba Elegant Fireplace Mantels	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/31/2022	97.5	74.8	72.6	0.04%
BVIP Limousine Service LTD	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	11/27/2038	76.5	73.7	74.7	0.04%
Zog Inc.	Other Information Services	Term Loan	6%	3/17/2018	97.5	73.6	74.1	0.04%
Kelly Auto Care LLC dba Shoreline Quick Lube and Car Wash	Repair and Maintenance	Term Loan	Prime plus 2.75%	10/18/2023	87.5	73.2	68.7	0.03%
Faramarz Nikourazm dba Car Clinic Center	Repair and Maintenance	Term Loan	Prime plus 2.75%	4/3/2040	73.8	72.9	70.4	0.03%
B&P Diners LLC dba Engine House Restaurant	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/10/2024	80.0	72.9	60.5	0.03%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2015
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Awesome Pets II Inc dba Mellisa’s Pet Depot	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	2/7/2024	$83.2	$72.7	$68.1	0.03%
Jonathan E Nichols and Nichols Fire and Security LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	6/30/2025	75.0	72.7	68.2	0.03%
Gerami Realty, LC (EPC) Sherrill Universal City Corral, LP	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/23/2027	78.8	72.0	72.3	0.04%
Tri County Heating and Cooling Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	7/19/2023	87.8	71.6	70.8	0.03%
Bliss Coffee and Wine Bar, LLC	Food Services and Drinking Places	Term Loan	6%	3/19/2018	87.5	71.4	71.8	0.04%
SCJEN Management Inc dba Bowl of Heaven	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/30/2025	71.3	71.3	60.0	0.03%
LaHoBa, LLC d/b/a Papa John’s	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/3/2036	77.5	70.4	73.4	0.04%
Triangle Trash LLC dba Bin There Dump That	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	2/18/2025	74.4	70.1	62.8	0.03%
R2 Tape Inc dba Presto Tape	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	4/10/2024	78.8	69.1	69.5	0.03%
Gold Jet Corp dba The UPS Store	Couriers and Messengers	Term Loan	Prime plus 2.75%	8/14/2025	68.3	68.3	61.7	0.03%
Vortex Automotive LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/5/2035	76.6	67.6	70.4	0.03%
Chickamauga Properties, Inc., MSW Enterprises, LLP	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/22/2035	74.3	67.3	70.3	0.03%
New Life Holdings, LLC and Certified Collision Services, Inc.	Repair and Maintenance	Term Loan	Prime plus 2.75%	7/29/2035	76.2	67.3	70.1	0.03%
Kantz LLC and Kantz Auto LLC dba Kantz’s Hometown Auto	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	10/29/2039	68.1	66.9	65.5	0.03%
RM Hawkins LLC dba Pure Water Tech West and Robert M Hawkins	Nonstore Retailers	Term Loan	Prime plus 2.75%	8/26/2023	85.8	66.9	67.1	0.03%
Stormrider Inc dba Shirley’s Stormrider Inc	Truck Transportation	Term Loan	Prime plus 2.75%	9/23/2025	67.5	66.7	56.1	0.03%
I-90 RV & Auto Supercenter	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	6/29/2035	74.9	66.5	69.4	0.03%
Accent Homes Services LLC dba Benjamin Franklin Plumbing of Kansas City	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	9/30/2028	66.5	65.9	63.2	0.03%
Shree Om Lodging, LLC dba Royal Inn	Accommodation	Term Loan	Prime plus 2.75%	5/2/2030	333.3	65.6	67.9	0.03%
NVR Corporation dba Discount Food Mart	Food and Beverage Stores	Term Loan	Prime plus 2.75%	6/11/2039	68.3	65.4	67.3	0.03%
Onofrio’s Fresh Cut Inc	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	3/6/2024	75.0	65.4	64.2	0.03%
Orient Direct, Inc. dba Spracht, Celltek, ODI	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	2/12/2023	84.9	65.4	63.4	0.03%
Kostekos Inc dba New York Style Pizza	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/6/2040	66.3	65.4	63.1	0.03%
MLM Enterprises LLC and Demand Printing Solutions Inc	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	11/18/2024	70.5	65.1	60.3	0.03%
Jenkins-Pavia Corporation dba Victory Lane Quick Oil Change	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/27/2037	69.8	65.0	67.7	0.03%
Danjam Enterprises, LLC dba Ariel Dental Care	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	3/29/2023	93.0	64.8	65.7	0.03%
Beale Street Blues Company-West Palm Beach LLC dba Lafayette’s-West Palm Beach	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	7/24/2025	66.3	64.6	56.5	0.03%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2015
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
SofRep, Inc dba Force 12 Media	Other Information Services	Term Loan	Prime plus 2.75%	6/26/2025	$66.3	$64.2	$53.4	0.03%
Pauley Tree and Lawn Care Inc	Administrative and Support Services	Term Loan	Prime plus 2.75%	7/28/2025	65.8	64.1	57.1	0.03%
Michael A. and HeatherR. Welsch dba Art & FrameEtc.	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	3/22/2038	67.5	64.1	66.0	0.03%
Kidrose, LLC dba Kidville Riverdale	Educational Services	Term Loan	Prime plus 2.75%	4/22/2023	78.8	63.3	62.3	0.03%
Yousef Khatib dba Y&M Enterprises	Wholesale Electronic Markets and Agents and Brokers	Term Loan	Prime plus 2.75%	11/15/2023	75.0	63.2	58.7	0.03%
Free Ion Advisors LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	7/21/2025	64.3	62.7	52.8	0.03%
Truth Technologies Inc dba Truth Technologies Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/21/2023	79.5	62.6	61.1	0.03%
Guard Dogs MFS LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	5/8/2025	65.0	62.6	52.5	0.03%
Joseph Nich and Tina M. Nich dba Vic’s Greenhouses	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	11/4/2025	62.5	62.5	62.4	0.03%
Sourceco Limited Liability Company	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	12/17/2025	62.5	62.5	54.5	0.03%
Optima Health Care Inc	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/23/2025	62.5	62.5	62.4	0.03%
Pace Motor Lines, Inc.	Truck Transportation	Term Loan	Prime plus 2.75%	2/26/2025	66.2	62.5	62.0	0.03%
God is Good LLC dba BurgerFi	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/27/2025	67.3	62.4	56.0	0.03%
Kup’s Auto Spa, Inc.	Repair and Maintenance	Term Loan	Prime plus 2.75%	10/23/2025	62.5	62.1	60.2	0.03%
Rutledge Enterprises Inc dba BLC Property Management	Administrative and Support Services	Term Loan	Prime plus 2.75%	9/23/2040	62.5	61.8	60.6	0.03%
Almost Home Daycare LLC	Social Assistance	Term Loan	Prime plus 2.75%	9/11/2025	62.5	61.7	60.1	0.03%
O’Rourkes Diner LLC dba O’Rourke’s Diner	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/19/2037	65.5	61.5	62.9	0.03%
Kiddie Steps 4 You Inc.	Social Assistance	Term Loan	Prime plus 2.75%	2/19/2040	61.8	61.1	57.8	0.03%
DTM Parts Supply Inc.	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	6/2/2025	62.8	60.8	50.6	0.02%
Polpo Realty, LLC(EPC) Polpo Restaurant, LLC (OC)	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/6/2038	62.5	60.5	62.2	0.03%
ViAr Visual Communications, Inc. dba Fastsigns 281701	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	6/5/2025	62.0	60.1	51.2	0.03%
Baystate Firearms and Training, LLC	Educational Services	Term Loan	Prime plus 2.75%	2/27/2025	63.4	59.7	50.1	0.02%
Inverted Healthcare Staffing of Florida LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/18/2025	61.3	59.3	49.3	0.02%
Smith Spinal Care Center P.C. and James C. Smith	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	10/8/2039	60.0	58.8	57.5	0.03%
Home Again Restaurant LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/30/2040	59.0	58.8	58.1	0.03%
ALF, LLC (EPC) Mulit-Service Eagle Tires (OC)	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	5/31/2037	62.9	58.6	61.0	0.03%
Emerald Ironworks Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/27/2023	72.0	58.5	57.3	0.03%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2015
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Homegrown For Good LLC	Apparel Manufacturing	Term Loan	Prime plus 2.75%	5/8/2025	$60.0	$57.8	$50.5	0.02%
Metano IBC Services, Inc. and Stone Brook Leasing, LLC	Rental and Leasing Services	Term Loan	Prime plus 2.75%	8/17/2017	315.0	57.1	57.4	0.03%
Eco-Green Reprocessing LLC and Denali Medical Concepts, LLC	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	11/27/2023	67.2	56.7	52.5	0.03%
University Park Retreat, LLC dba Massage Heights	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/27/2022	76.0	56.5	57.1	0.03%
Gordon E Rogers dba Stonehouse Motor Inn	Accommodation	Term Loan	Prime plus 2.75%	9/26/2039	57.5	56.3	57.2	0.03%
Eldredge Tavern LLC dba Gonyea’s Tavern	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/8/2040	56.3	55.8	56.8	0.03%
SuzyQue’s LLC dba Suzy Que’s	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/11/2036	61.0	55.3	57.7	0.03%
Long Island Barber + Beauty LLC	Educational Services	Term Loan	Prime plus 2.75%	6/2/2039	55.5	54.1	54.1	0.03%
Global Educational Delivery Services LLC	Educational Services	Term Loan	Prime plus 2.75%	6/16/2024	60.0	54.0	54.3	0.03%
Danny V, LLC dba Hugo’s Taproom	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/30/2040	54.0	53.6	49.2	0.02%
D & D’s Divine Beauty School of Esther, LLC	Educational Services	Term Loan	6%	8/1/2031	57.7	53.5	55.5	0.03%
Handy 6391 LLC dba The UPS Store #6391	Administrative and Support Services	Term Loan	Prime plus 2.75%	9/27/2023	62.5	53.4	53.6	0.03%
Road to Sedona Inc dba Thirteen	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/27/2025	56.6	53.4	45.1	0.02%
Joyce Outdoor Advertising NJ LLC and Joyce Outdoor Advertising LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/26/2040	54.0	53.4	53.3	0.03%
Modern Leather Goods Repair Shop Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	9/17/2024	58.8	53.1	44.1	0.02%
Jonesboro Health Food Center LLC	Health and Personal Care Stores	Term Loan	Prime plus 2.75%	5/27/2024	60.0	52.9	48.6	0.02%
B.S. Ventures LLC dba Dink’s Market	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	12/19/2039	53.8	52.9	53.5	0.03%
God Be Glorified Inc dba GBG Inc	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	8/20/2025	53.0	52.0	43.8	0.02%
Real Help LLC dba Real Help Decorative Concrete	Administrative and Support Services	Term Loan	Prime plus 2.75%	6/22/2025	53.1	51.5	49.6	0.02%
Akshar Group, LLC	Accommodation	Term Loan	6%	11/5/2028	321.3	51.3	53.0	0.03%
KMC RE, LLC & B&B Kennels	Personal and Laundry Services	Term Loan	Prime plus 2.75%	11/19/2034	58.3	51.0	53.1	0.03%
The Red Pill Management, Inc. dba UFC Gym Matthews	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	11/26/2024	54.3	50.9	44.6	0.02%
Gregory P Jellenek OD and Associates PC dba Gregory P Jellenek OD	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	5/28/2023	63.5	50.9	50.4	0.02%
Success Express, Inc. dba Success Express	Couriers and Messengers	Term Loan	Prime plus 2.75%	9/29/2020	91.8	50.6	50.6	0.02%
D&G Capital LLC dba Miami Grill 277	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/16/2025	83.8	50.5	49.7	0.02%
Martin L Hopp, MD PHD A Medical Corp (OC) dba Tower ENT	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/21/2022	66.3	50.5	49.7	0.02%
Atlas Auto Body Inc dba Atlas Auto Sales	Repair and Maintenance	Term Loan	Prime plus 2.75%	8/22/2039	51.6	50.4	48.3	0.02%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2015
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Veliu LLC dba FASTSIGNS # 15901	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	9/10/2025	$50.0	$50.0	$43.2	0.02%
K’s Salon, LLC d/b/a K’s Salon	Personal and Laundry Services	Term Loan	Prime plus 2.75%	12/20/2021	73.6	49.8	49.5	0.02%
Jacksonville Beauty Institute Inc. dba Beauty Institute’s	Educational Services	Term Loan	Prime plus 2.75%	10/23/2025	50.0	49.7	41.9	0.02%
Sound Manufacturing Inc	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	9/12/2028	54.8	49.6	48.1	0.02%
Sound Manufacturing Inc	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	9/21/2025	50.0	49.5	43.9	0.02%
South Towne Dental Center, P.C.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/25/2025	50.0	49.4	49.3	0.02%
Finish Strong Inc dba FASTSIGNS St Peters	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	9/23/2025	50.0	49.4	41.6	0.02%
AGV Enterprises LLC dba Jet’s Pizza #42	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/31/2024	54.8	49.2	42.0	0.02%
Southeast Chicago Soccer, Inc.	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/26/2038	51.3	49.1	50.5	0.02%
Trading Group 3 Inc	Nonstore Retailers	Term Loan	Prime plus 2.75%	8/28/2025	50.0	49.1	41.3	0.02%
Java Warung, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/19/2038	51.0	48.4	50.0	0.02%
DRV Enterprise, Inc. dba Cici’s Pizza # 339	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/26/2022	65.0	48.2	48.8	0.02%
Ryan D. Thornton and Thornton & Associates LLC	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	5/24/2023	68.8	47.5	46.1	0.02%
Highway Striping Inc	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	6/30/2024	53.1	47.3	44.4	0.02%
Feel The World Inc dba Xero Shoes and Invisible Shoes	Leather and Allied Product Manufacturing	Term Loan	Prime plus 2.75%	9/5/2024	51.9	47.3	40.4	0.02%
CJR LLC (EPC) and PowerWash Plus, Inc. (OC)	Repair and Maintenance	Term Loan	Prime plus 2.75%	5/30/2024	53.0	46.9	45.8	0.02%
Alexandra Afentoulides dba Vi’s Pizza Restaurant	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/11/2040	46.3	46.3	47.1	0.02%
Screenmobile Management Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	8/14/2025	47.0	46.1	39.2	0.02%
Will Zac Management LLC dba Papa John’s	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/19/2024	48.8	46.1	45.9	0.02%
Any Garment Cleaner-East Brunswick, Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	12/18/2023	53.8	45.7	44.8	0.02%
CBA D&A Pope, LLC dba Christian Brothers Automotive	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/14/2018	144.9	45.6	45.9	0.02%
Chickamauga Properties, Inc. and MSW Enterprises, LLP	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	10/19/2022	59.8	45.0	45.5	0.02%
LABH, Inc. t/a Ramada Ltd.	Accommodation	Term Loan	Prime plus 2.25%	9/27/2024	555.0	44.9	45.0	0.02%
B for Brunette	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/10/2023	53.4	44.9	41.1	0.02%
Delta Partners, LLC dba Delta Carwash	Repair and Maintenance	Term Loan	Prime plus 2.5%	4/5/2029	280.9	44.8	45.7	0.02%
Rudy & Louise Chavez dba Clyde’s Auto and Furniture Upholstery	Repair and Maintenance	Term Loan	Prime plus 2.75%	9/2/2035	50.1	44.7	46.6	0.02%
Stellar Environmental LLC	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	3/18/2023	56.3	44.3	44.5	0.02%
Alyssa Corp dba Knights Inn	Accommodation	Term Loan	Prime plus 2.25%	9/30/2023	350.0	44.2	44.3	0.02%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2015
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Jatcoia, LLC dba Plato’s Closet	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	8/15/2023	$65.0	$44.2	$44.3	0.02%
MM and M Management Inc dba Pizza Artista	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/19/2025	46.3	44.0	37.4	0.02%
Morning Star Trucking LLC and Morning Star Equipment and Leasing LLC	Truck Transportation	Term Loan	Prime plus 2.75%	7/17/2023	53.8	43.8	39.9	0.02%
Sound Coaching Inc	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	4/14/2025	44.4	42.5	35.3	0.02%
Jaymie Hazard dba Indigo Hair Studio and Day Spa	Personal and Laundry Services	Term Loan	Prime plus 2.75%	3/20/2040	42.9	42.4	40.7	0.02%
Thomas P. Scoville dba Scoville Plumbing & Heating, Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	11/16/2021	62.5	41.6	42.2	0.02%
Stephen Frank, Patricia Frank and Suds Express LLC dba Frank Chiropra	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	2/25/2023	63.0	41.0	41.7	0.02%
Lavertue Properties LLP dba Lavertue Properties	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	6/29/2036	44.8	40.9	42.8	0.02%
Equity National Capital LLC & Chadbourne Road Capital, LLC	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	9/26/2021	62.5	40.8	40.8	0.02%
Excel RP, Inc./Kevin and Joann Foley	Machinery Manufacturing	Term Loan	Prime plus 2.75%	7/8/2028	50.0	40.1	41.2	0.02%
Peanut Butter & Co., Inc. d/b/a Peanut Butter & Co.	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	6/3/2021	65.5	39.8	40.0	0.02%
Financial Network Recovery	Administrative and Support Services	Term Loan	Prime plus 2.75%	10/26/2025	40.0	39.3	33.1	0.02%
Jojan, Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.25%	12/18/2031	204.8	39.2	39.4	0.02%
All American Printing	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	10/26/2032	69.8	39.0	40.6	0.02%
Play and Stay LLC dba Zoom Room Tinton Falls	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/18/2024	42.1	38.8	32.2	0.02%
K9 Bytes, Inc & Epazz, Inc dba K9 Bytes, Inc	Publishing Industries (except Internet)	Term Loan	Prime plus 2.75%	10/26/2021	58.8	38.8	38.7	0.02%
Legacy Estate Planning Inc dba American Casket Enterprises	Personal and Laundry Services	Term Loan	Prime plus 2.75%	11/21/2024	42.0	38.8	32.2	0.02%
Valiev Ballet Academy, Inc	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	8/12/2036	91.5	38.8	40.4	0.02%
Kids in Motion of Springfield LLC dba The Little Gym of Springfield IL	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	11/18/2023	45.0	38.7	35.8	0.02%
Serious-Fun in Alpharetta, LLC dba The Little Gym of Alpharetta	Educational Services	Term Loan	Prime plus 2.75%	9/20/2023	46.3	38.6	35.9	0.02%
Scoville Plumbing & Heating Inc and Thomas P. Scoville	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	7/25/2022	50.0	38.3	38.7	0.02%
Alma J. and William R. Walton (EPC) and Almas Child Day Care Center	Social Assistance	Term Loan	Prime plus 2.75%	9/11/2038	39.5	37.9	39.0	0.02%
Lahoba, LLC dba Papa John’s Pizza	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/30/2034	42.5	37.3	39.0	0.02%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2015
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Orange County Cleaning Inc	Administrative and Support Services	Term Loan	Prime plus 2.75%	8/27/2024	$41.3	$37.3	$31.0	0.02%
Lodin Medical Imaging, LLC dba Watson Imaging Center	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/1/2020	66.4	37.3	37.7	0.02%
Janice B. McShan and The Metropolitan Day School, LLC	Social Assistance	Term Loan	Prime plus 2.75%	10/31/2023	42.8	36.9	36.8	0.02%
Aiello’s Pizzeria LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/18/2024	42.8	36.5	34.2	0.02%
M & H Pine Straw, Inc. and Harris Maloy	Support Activities for Agriculture and Forestry	Term Loan	Prime plus 2.75%	7/10/2020	67.5	36.2	36.5	0.02%
ENI Inc. dba ENI Group, Inc	Other Information Services	Term Loan	Prime plus 2.75%	12/11/2025	36.0	36.0	31.8	0.02%
Capital Scrap Metal LLC	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	12/18/2025	36.0	36.0	30.7	0.02%
KIND-ER-ZZ Inc dba Kidville	Educational Services	Term Loan	Prime plus 2.75%	6/15/2022	50.0	35.7	35.6	0.02%
Gulfport Academy Child Care and Learning Center, Inc. and Jennifer Sis	Social Assistance	Term Loan	Prime plus 2.75%	8/30/2023	43.3	35.6	35.1	0.02%
Babie Bunnie Enterprises Inc dba Triangle Mothercare	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/28/2027	46.3	35.4	34.7	0.02%
Dave Kris, and MDK Ram Corp.	Food and Beverage Stores	Term Loan	Prime plus 2.75%	2/5/2026	221.0	35.0	35.9	0.02%
Actknowledge, Inc dba Actknowledge	Personal and Laundry Services	Term Loan	Prime plus 2.75%	3/21/2021	57.3	34.7	35.1	0.02%
401 JJS, Corp and G. Randazzo’s Trattoria Corporation	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/1/2040	52.8	34.3	35.0	0.02%
Andrene’s LLC dba Andrene’s Caribbean Soul Food Carry Out	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/23/2024	37.8	34.3	28.6	0.01%
CPN Motel, L.L.C. dba American Motor Lodge	Accommodation	Term Loan	Prime plus 2.25%	4/30/2024	379.0	34.0	34.1	0.02%
Smooth Grounds, Inc.	Food Services and Drinking Places	Term Loan	7.75%	10/11/2016	64.5	33.9	34.1	0.02%
Naseeb Corporation	Accommodation	Term Loan	Prime plus 2.25%	3/31/2024	402.5	33.1	33.1	0.02%
Harbor Ventilation Inc and Estes Investment, LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	7/19/2038	92.1	32.8	33.7	0.02%
Kino Oil of Texas, LLC dba Kino Oil	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	8/27/2020	60.0	32.6	32.9	0.02%
My Jewels, LLC dba The UPS Store #6712	Administrative and Support Services	Term Loan	Prime plus 2.75%	12/7/2025	56.3	32.4	27.3	0.01%
Kinisi, Inc. dba The River North UPS Store	Administrative and Support Services	Term Loan	Prime plus 2.75%	3/18/2024	41.3	32.2	31.2	0.02%
Center-Mark Car Wash, Ltd	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	5/18/2024	221.3	30.7	31.4	0.02%
Robert F. Schuler and Lori A. Schuler dba Bob’s Service Center	Repair and Maintenance	Term Loan	Prime plus 2.75%	11/30/2035	34.0	30.5	31.8	0.02%
Dream Envy, Ltd. d/b/a Massage Envy	Personal and Laundry Services	Term Loan	Prime plus 2.75%	11/9/2018	88.0	30.4	30.7	0.02%
Deesha Corporation, Inc. dba Best Inn & Suites	Accommodation	Term Loan	Prime plus 2.25%	2/14/2025	250.0	30.0	30.1	0.01%
Twietmeyer Dentistry PA	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/30/2017	148.9	29.0	29.2	0.01%
CMA Consulting dba Construction Management Associates	Construction of Buildings	Term Loan	Prime plus 2.75%	12/11/2019	58.5	28.6	28.7	0.01%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2015
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
North Atlanta RV Rentals LLC	Rental and Leasing Services	Term Loan	Prime plus 2.75%	6/29/2025	$144.3	$28.2	$23.5	0.01%
Little People’s Village, LLC dba Little People’s Village	Social Assistance	Term Loan	Prime plus 2.75%	1/31/2036	31.1	28.0	29.2	0.01%
Maruti, Inc	Accommodation	Term Loan	Prime plus 2.25%	11/25/2024	220.0	27.9	28.0	0.01%
A & A Acquisition, Inc. dba A & A International	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	2/15/2018	100.0	26.8	27.0	0.01%
ActKnowledge, Inc dba ActKnowledge	Personal and Laundry Services	Term Loan	Prime plus 2.75%	6/30/2020	50.0	26.5	26.9	0.01%
Planet Verte, LLC dba Audio Unlimited of Oceanside	Administrative and Support Services	Term Loan	Prime plus 2.75%	11/28/2019	57.0	26.5	26.6	0.01%
Seven Stars Enterprises, Inc. dba Atlanta Bread Company	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/30/2018	86.3	26.4	26.6	0.01%
K & D Family and Associates, Inc. dba Philly Pretzel Factory	Food and Beverage Stores	Term Loan	Prime plus 2.75%	8/5/2018	81.3	26.3	26.5	0.01%
39581 Garfield, LLC and Tricounty Neurological Associates, P.C.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/30/2036	28.5	25.9	26.9	0.01%
Craig R Freehauf d/b/a Lincoln Theatre	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	5/31/2022	47.9	25.3	25.7	0.01%
Shree OM Lodging, LLC dba Royal Inn	Accommodation	Term Loan	Prime plus 2.75%	12/17/2035	27.7	24.9	25.9	0.01%
Lincoln Park Physical Therapy	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	10/20/2020	43.5	24.4	24.7	0.01%
Aldine Funeral Chapel, LLC dba Aldine Funeral Chapel	Personal and Laundry Services	Term Loan	Prime plus 2.75%	3/8/2038	73.8	24.0	24.9	0.01%
Parties By Pat, Inc. and Jose M. Martinez Jr.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/11/2017	93.1	22.8	23.0	0.01%
B & J Manufacturing Corporation and Benson Realty Trust	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2%	3/30/2021	250.0	22.6	22.4	0.01%
Gain Laxmi, Inc. dba Super 8 Motel	Accommodation	Term Loan	Prime plus 2.25%	5/31/2023	202.5	22.5	22.5	0.01%
RDT Enterprises, L.L.C.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	11/12/2025	22.5	22.5	20.9	0.01%
Medeiros Holdings Inc dba Outdoor Lighting Perspectives of the Triad	Electrical Equipment, Appliance, and Component Manufacturing	Term Loan	Prime plus 2.75%	11/25/2025	22.5	22.5	19.0	0.01%
AGR Foodmart Inc dba Nashua Road Mobil	Gasoline Stations	Term Loan	Prime plus 2.75%	12/11/2025	22.5	22.5	21.1	0.01%
DC Enterprises Ltd. dba Lakeview True Value	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	12/14/2025	22.5	22.5	21.2	0.01%
ADMO Inc dba Mid States Equipment	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	10/8/2025	22.5	22.4	19.3	0.01%
Insurance Fire & Water Restorations, LLC	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	10/23/2025	22.5	22.4	21.0	0.01%
New Hampshire Precision Metal Fabricators, Inc.	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	10/23/2025	22.5	22.4	22.3	0.01%
Bisson Transportation Inc dba I & R Associates and Document Secutiry	Truck Transportation	Term Loan	Prime plus 2.75%	10/30/2025	22.5	22.4	20.8	0.01%
Binky’s Vapes LLC	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	9/30/2025	22.5	22.2	18.7	0.01%
Planet Verte, LLC d/b/a Audio Unlimited	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/20/2020	40.0	22.0	22.0	0.01%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2015
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
575 Columbus Avenue Holding Company, LLC and LA-ZE LLC dba EST EST EST	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/30/2039	$22.5	$22.0	$22.3	0.01%
Smart Artists Inc.	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	7/23/2025	22.5	21.9	18.5	0.01%
Delray Scrap Recycling LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	8/31/2025	22.5	21.8	18.4	0.01%
Square Deal Siding Company, LLC dba Square Deal Siding Company	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/18/2025	22.5	21.8	21.7	0.01%
Evinger PA One, Inc. dba Postal Annex, Falcon	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	6/24/2025	22.5	21.8	19.3	0.01%
E & G Enterprises LLC dba Comfort Keepers	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/26/2025	22.5	21.8	18.2	0.01%
Members Only Software	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/30/2020	40.3	21.8	21.9	0.01%
RJI Services, Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/23/2025	22.5	21.6	18.0	0.01%
KenBro Enterprises LLC dba Hearing Aids by Zounds-Cherry Hill	Health and Personal Care Stores	Term Loan	Prime plus 2.75%	10/18/2023	25.8	21.5	20.9	0.01%
Giacchino Maritime Consultants Inc	Personal and Laundry Services	Term Loan	Prime plus 2.75%	4/17/2025	22.5	21.5	17.9	0.01%
Ragazza Restaurant Group, Inc. dba Bambolina	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/21/2025	22.5	21.5	18.8	0.01%
Diamond Solutions LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	4/21/2025	22.5	21.5	17.9	0.01%
Gurtej Singh and Ranjit Kaur dba Food Fair Market	Food and Beverage Stores	Term Loan	Prime plus 2.75%	3/18/2025	22.5	21.4	17.8	0.01%
Zero-In Media Inc	Data Processing, Hosting, and Related Services	Term Loan	Prime plus 2.75%	3/25/2025	22.5	21.4	17.8	0.01%
Pen Tex Inc dba The UPS Store	Administrative and Support Services	Term Loan	Prime plus 2.75%	5/20/2025	22.0	21.2	17.6	0.01%
Trading Group 3, Inc.	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	11/26/2024	22.5	20.8	17.3	0.01%
J.R. Wheeler Corporation dba Structurz Exhibits and Graphics	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	10/24/2025	21.0	20.7	20.7	0.01%
Auto Shine Carwash Inc and AKM R. Hossain and Jessica F. Masud	Gasoline Stations	Term Loan	Prime plus 2.75%	9/26/2024	22.5	20.5	17.8	0.01%
Jatcoia 60056, LLC dba Style Encore	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	3/31/2025	22.3	20.4	19.1	0.01%
H.H. Leonards Trust and Potomac Fund LLC and The 2020 O Street Corporation	Accommodation	Term Loan	Prime plus 2.75%	7/23/2020	62.0	20.3	20.5	0.01%
TJU-DGT Inc dba The Lorenz Cafe	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/26/2029	20.6	20.2	20.0	0.01%
L&S Insurance & Financial Services Inc	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	7/25/2024	22.5	20.2	17.1	0.01%
Complete Body & Paint, Inc.	Repair and Maintenance	Term Loan	Prime plus 2.75%	4/23/2039	20.8	20.2	20.7	0.01%
Any Garment Cleaner-East Brunswick, Inc dba Any Garment Cleaner	Personal and Laundry Services	Term Loan	Prime plus 2.75%	11/18/2020	42.5	20.2	20.4	0.01%
Sujata Inc dba Stop N Save Food Mart and Dhruvesh Patel	Food and Beverage Stores	Term Loan	Prime plus 2.75%	6/3/2024	22.5	20.0	18.7	0.01%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2015
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Pocono Coated Products, LLC	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	5/30/2024	$22.5	$19.9	$19.5	0.01%
Palmabak Inc dba Mami Nora’s	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/22/2025	21.5	19.7	19.5	0.01%
Diag, LLC dba Kidville	Educational Services	Term Loan	Prime plus 2.75%	6/21/2020	37.5	19.4	19.5	0.01%
One Hour Jewelry Repair Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	10/14/2024	20.6	18.9	15.7	0.01%
MCF Forte LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/29/2025	18.8	18.8	16.0	0.01%
Carolina Beefs, LLC dba Beef O’Brady’s	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/13/2025	19.5	18.6	15.5	0.01%
Icore Enterprises Inc dba Air Flow Filters Inc	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	1/15/2024	21.8	18.6	18.7	0.01%
Caribbean Concepts, Inc. dba Quick Bleach	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	8/12/2023	22.5	18.6	17.3	0.01%
M and C Renovations Inc	Construction of Buildings	Term Loan	Prime plus 2.75%	10/31/2024	20.3	18.6	15.5	0.01%
Tammy’s Bakery, Inc. dba Tammy’s Bakery	Food Manufacturing	Term Loan	Prime plus 2.75%	12/10/2017	71.8	18.5	18.6	0.01%
Min Hui Lin	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/30/2028	134.3	18.5	19.1	0.01%
Major Queens Body & Fender Corp	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/10/2021	28.6	18.2	18.5	0.01%
Shuttle Car Wash, Inc. dba Shuttle Car Wash	Repair and Maintenance	Term Loan	Prime plus 2.25%	11/10/2028	109.8	18.2	18.2	0.01%
Gray Tree Service, Inc.	Administrative and Support Services	Term Loan	Prime plus 2.75%	12/18/2018	50.0	18.2	18.3	0.01%
Hattingh Incorporated dba Prosthetic Care Facility	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/21/2025	18.0	18.0	16.0	0.01%
Hurshell Leon Dutton dba High Jump Party Rentals	Rental and Leasing Services	Term Loan	Prime plus 2.75%	11/30/2025	17.6	17.6	17.1	0.01%
Boilermaker Industries LLC dba PostNet	Administrative and Support Services	Term Loan	Prime plus 2.75%	10/9/2024	18.8	17.5	16.1	0.01%
The Amendments Group LLC dba Brightstar	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/17/2022	22.5	17.2	17.4	0.01%
EGM Food Services Inc dba Gold Star Chili	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/29/2024	19.2	17.0	15.9	0.01%
Hi-Def Imaging, Inc. dba SpeedPro Imaging	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	11/9/2022	22.2	16.8	16.5	0.01%
Tracey Vita-Morris dba Tracey Vita’s School of Dance	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	5/10/2022	22.5	16.1	16.0	0.01%
St Judes Physical Therapy P.C.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	11/19/2022	21.0	15.9	16.1	0.01%
Tri-State Remodeling & Investments, LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/11/2025	15.9	15.9	15.2	0.01%
Panditos LLC dba White Lotus Home	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	12/28/2025	15.9	15.9	13.4	0.01%
Opes Campitor Corporation dba Frux Documents	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	5/20/2025	16.5	15.9	13.5	0.01%
JSIL LLC dba Blackstones Hairdressing	Personal and Laundry Services	Term Loan	Prime plus 2.75%	8/16/2023	19.5	15.8	14.9	0.01%
Nancy Carapelluci & A & M Seasonal Corner Inc.	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	3/1/2025	106.9	15.8	16.2	0.01%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2015
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
TOL LLC dba Wild Birds Unlimited	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	12/13/2023	$18.0	$15.8	$15.0	0.01%
Vanderhoof LLC dba Soxfords	Apparel Manufacturing	Term Loan	Prime plus 2.75%	9/18/2025	15.9	15.7	13.2	0.01%
Vallmar Studios, LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/21/2025	15.8	15.6	13.1	0.01%
Frozen Treats of Hollywood FL, LLC dba Sub Zero Ice Cream	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/22/2025	15.8	15.6	13.8	0.01%
Chitalian Fratelli LLC dba Francesca Brick Oven Pizza and Pasta	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/5/2025	16.1	15.5	12.9	0.01%
Myclean Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	6/29/2025	15.9	15.4	12.8	0.01%
Kings Laundry, LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	10/30/2017	64.5	15.3	15.4	0.01%
Balthazar Management Virgin Islands, LLC dba The Beach Cafe	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/22/2025	15.8	15.3	15.2	0.01%
Karis, Inc.	Accommodation	Term Loan	Prime plus 2%	12/22/2023	148.8	15.0	14.9	0.01%
Michael S. Decker & Janet Decker dba The Hen House Cafe	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/30/2036	16.4	15.0	15.6	0.01%
Bradley Stinson and Associates Inc	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	11/19/2025	15.0	15.0	12.6	0.01%
Elite Institute LLC dba Huntington Learning Center	Educational Services	Term Loan	Prime plus 2.75%	8/28/2025	15.0	14.9	12.6	0.01%
Zouk, Ltd. dba Palma	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/25/2020	27.5	14.7	14.9	0.01%
Graphish Studio, Inc. and Scott Fishoff	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/14/2022	20.3	14.6	14.6	0.01%
Jay Kevin Gremillion dba Dino Smiles Children’s Cosmetic Dentistry	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/18/2025	73.0	14.6	14.6	0.01%
28 Cornelia Street Properties, LLC and Zouk, Ltd. dba Palma	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	10/25/2021	22.5	14.6	14.8	0.01%
Vision Network Solutions, Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/12/2022	19.5	14.5	14.1	0.01%
PM Cassidy Enterprises, Inc. dba Junk King	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	6/19/2025	14.9	14.4	12.0	0.01%
Orchid Enterprises Inc dba Assisting Hands of Sussex County	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	4/24/2025	15.0	14.3	12.0	0.01%
Windsor Direct Distribution LLC	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	10/26/2025	14.3	14.2	11.9	0.01%
Atlas Mountain Construction LLC	Construction of Buildings	Term Loan	Prime plus 2.75%	1/28/2024	16.5	14.1	14.2	0.01%
Michael S. Korfe dba North Valley Auto Repair	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/24/2036	15.5	14.0	14.6	0.01%
Burks & Sons Development LLC dba Tropical Smoothie Cafe	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/22/2018	49.8	13.9	14.0	0.01%
Laura L. Smith dba Lisa Smith Studio	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	11/3/2024	15.0	13.8	11.4	0.01%
Insurance Problem Solvers LLC	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	5/20/2023	17.1	13.7	13.3	0.01%
Gator Communications Group, LLC dba Harvard Printing Group	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	3/27/2023	17.3	13.7	13.6	0.01%
Duttakrupa, LLC dba Birmingham Motor Court	Accommodation	Term Loan	Prime plus 2.25%	9/8/2023	98.8	13.6	13.6	0.01%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2015
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Maynard Enterprises Inc dba Fastsigns of Texarkana	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	9/18/2023	$16.1	$13.5	$12.6	0.01%
Daniel W. Stark dba Mountain Valley Lodge and RV Park	Accommodation	Term Loan	Prime plus 2.75%	9/25/2040	13.5	13.5	13.7	0.01%
Willington Hills Equestrian Center LLC	Animal Production and Aquaculture	Term Loan	Prime plus 2.75%	10/19/2022	85.0	13.2	13.5	0.01%
Atlanta Vascular Research Organization, Inc dba Atlanta Vascular Found	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/6/2020	24.3	13.2	13.4	0.01%
AcuCall LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	11/21/2023	15.8	13.1	12.0	0.01%
Nicor LLC dba Fibrenew Sacramento	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/5/2022	13.8	13.1	10.9	0.01%
John B. Houston Funeral Home, Inc. dba George E. Cushnie Funeral Home	Personal and Laundry Services	Term Loan	Prime plus 2.75%	12/19/2028	78.8	13.0	13.4	0.01%
Clean Brothers Company Inc dba ServPro of North Washington County	Repair and Maintenance	Term Loan	Prime plus 2.75%	11/21/2022	17.0	12.8	12.6	0.01%
1911 East Main Street Holdings, Corp	Repair and Maintenance	Term Loan	Prime plus 2.75%	5/18/2032	15.8	12.8	13.3	0.01%
WeaverVentures, Inc dba The UPS Store	Postal Service	Term Loan	Prime plus 2.75%	7/28/2020	23.8	12.8	12.9	0.01%
Pegasus Automotive, Inc.	Gasoline Stations	Term Loan	Prime plus 2.75%	12/23/2022	112.5	12.4	12.7	0.01%
S.Drake LLC dba Express Employment Professionals of Ann Arbor, Michigan	Administrative and Support Services	Term Loan	Prime plus 2.75%	12/31/2023	18.8	12.3	11.4	0.01%
Blue Ox Trucking Inc.	Truck Transportation	Term Loan	Prime plus 2.75%	12/4/2025	12.3	12.3	12.3	0.01%
Lefont Theaters Inc.	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	12/19/2023	14.4	12.2	11.7	0.01%
McCallister Venture Group, LLC and Maw’s Vittles, Inc.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/30/2029	75.0	12.2	12.6	0.01%
DeRidder Chiropractic LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	11/25/2024	13.2	12.2	11.9	0.01%
AJK Enterprise LLC dba AJK Enterprise LLC	Truck Transportation	Term Loan	Prime plus 2.75%	8/27/2022	16.5	12.2	12.2	0.01%
P. Agrino, Inc. dba Andover Diner	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/18/2021	150.0	12.0	12.2	0.01%
Nelson Financial Services LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	2/24/2025	12.5	11.7	9.8	—%
North Country Transport, LLC	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	2/6/2023	15.0	11.7	11.8	0.01%
Abbondanza Market LLC dba Hampton Falls Village Market	Food and Beverage Stores	Term Loan	Prime plus 2.75%	12/18/2025	73.8	11.7	11.7	0.01%
Indoor Playgrounds Limited Liability Company dba Kidville	Educational Services	Term Loan	Prime plus 2.75%	4/5/2022	19.5	11.5	11.6	0.01%
Loriet LLC	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	3/24/2025	12.0	11.4	9.5	—%
Diamond Memorials Incorporated	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/25/2023	14.3	11.3	10.3	0.01%
DWeb Studio, Inc.	Educational Services	Term Loan	Prime plus 2.75%	11/25/2025	11.3	11.3	9.5	—%
CJ Park Inc. dba Kidville Midtown West	Educational Services	Term Loan	Prime plus 2.75%	6/25/2020	26.4	11.1	11.2	0.01%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2015
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Play and Learn Child Care and School Inc	Social Assistance	Term Loan	Prime plus 2.75%	11/23/2025	$11.1	$11.1	$11.1	0.01%
Margab, Inc. dba Smoothie King	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/28/2017	44.0	11.0	11.1	0.01%
Mala Iyer, MD dba Child and Family Wellness Center	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	8/11/2017	50.0	11.0	11.0	0.01%
Learning Skills LLC and Christopher Shrope	Educational Services	Term Loan	Prime plus 2.75%	12/17/2025	10.8	10.8	9.1	—%
Georgia Safe Sidewalks LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	7/27/2022	15.0	10.8	10.7	0.01%
Luigi’s on Main LLC and Luigi’s Main Street Pizza Inc	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/4/2025	11.3	10.7	10.6	0.01%
Kino Oil of Texas LLC dba Kino Company and B&D Oil	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	8/27/2035	12.0	10.5	10.9	0.01%
Chong Hun Im dba Kim’s Market	Food and Beverage Stores	Term Loan	Prime plus 2.5%	2/27/2024	80.0	10.5	10.6	0.01%
M. Krishna, Inc. dba Super 8 Motel	Accommodation	Term Loan	Prime plus 2%	3/20/2025	250.0	10.3	10.2	0.01%
Demand Printing Solutions, Inc. and MLM Enterprises, LLC d/b/a Demand Printing Solutions	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	5/27/2021	16.5	10.3	10.4	0.01%
K9 Bytes, Inc & Epazz, Inc	Publishing Industries (except Internet)	Term Loan	Prime plus 2.75%	9/30/2020	18.5	10.2	10.2	0.01%
Prestigious LifeCare for Seniors LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/25/2025	9.8	9.7	8.8	—%
Dirk’s Trucking, L.L.C. dba Dirk’s Trucking	Truck Transportation	Term Loan	Prime plus 2.75%	9/17/2020	17.7	9.7	9.7	—%
Taste of Inverness, Inc. dba China Garden	Food Services and Drinking Places	Term Loan	Prime plus 2%	6/29/2025	73.8	9.6	9.5	—%
Jennifer T Campbell	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	7/31/2025	9.8	9.5	8.0	—%
Pedzik’s Pets, LLC	Support Activities for Agriculture and Forestry	Term Loan	Prime plus 2.75%	3/31/2030	53.5	9.4	9.8	—%
Head To Toe Personalized Pampering, Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	1/27/2031	52.0	9.4	9.7	—%
Daniel W and Erin H Gordon and Silver Lining Stables CT, LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	7/24/2023	11.3	9.2	9.2	—%
Capitol Compliance Associates Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	4/30/2025	15.9	9.0	7.5	—%
It’s A Buffalo	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/26/2016	219.8	8.9	9.0	—%
Oz B. Zamir dba Zamir Marble & Granite	Specialty Trade Contractors	Term Loan	Prime plus 2.5%	8/6/2028	54.0	8.7	8.8	—%
Villela CPA PL	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	5/27/2025	9.0	8.7	7.5	—%
MiJoy Inc dba Imo’s Pizza	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/18/2025	8.3	8.1	6.9	—%
Higher Grounds Community Coffeehouse, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/2/2025	8.3	8.1	7.1	—%
Kelly Chon LLC dba Shi-Golf	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	7/29/2021	17.5	8.1	8.2	—%
Joey O’s LLC and Jennifer Olszewski	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	11/7/2024	13.1	8.0	6.7	—%
Aaron Delgado and Associates Inc	Administrative and Support Services	Term Loan	Prime plus 2.75%	7/22/2025	8.2	8.0	6.7	—%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2015
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
XCESSIVE THROTTLE, INC dba Jake’s Roadhouse	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/29/2025	$8.3	$7.9	$6.6	—%
Randall D. & Patricia D. Casaburi dba Pat’s Pizzazz	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	3/13/2023	68.8	7.9	8.1	—%
The Conibear Corporation and Conibear Trucking, LLC	Truck Transportation	Term Loan	Prime plus 2.75%	12/5/2024	12.0	7.9	7.4	—%
RAB Services, Inc. & Professional Floor Installations	Specialty Trade Contractors	Term Loan	Prime plus 2.5%	1/31/2023	62.5	7.9	7.9	—%
JRJG, Inc. dba BrightStar HealthCare-Naperville/Oak Brook	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	4/23/2020	15.0	7.7	7.7	—%
RDJ Maayaa Inc dba RDJ Distributors	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	6/23/2024	8.7	7.6	7.0	—%
Jung Design Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	1/20/2022	8.4	7.6	6.3	—%
Cares, Inc dba Dumpling Grounds Day Care Center	Social Assistance	Term Loan	Prime plus 2.75%	12/10/2025	7.5	7.5	7.3	—%
Caring Hands Pediatrics,P.C. dba Caring Hands Pediatrics	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	4/9/2020	14.5	7.4	7.5	—%
A-1 Quality Services Corporation	Administrative and Support Services	Term Loan	Prime plus 2.75%	10/29/2023	8.9	7.4	6.7	—%
D&L Rescources, Inc. dba The UPS Store	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	11/27/2022	9.8	7.4	7.2	—%
RJS Service Corporation	Gasoline Stations	Term Loan	Prime plus 2.75%	8/20/2021	79.0	7.3	7.4	—%
Stillwell Ave Prep School	Social Assistance	Term Loan	Prime plus 2.75%	1/14/2023	72.0	7.2	7.3	—%
Envy Salon & Spa LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	12/4/2018	20.3	7.2	7.2	—%
Howell Gun Works LLC	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	11/14/2023	8.3	7.1	6.4	—%
ATC Fitness, LLC dba Around the Clock Fitness	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	2/28/2022	10.2	7.1	7.1	—%
Gilbert Chiropractic Clinic, Inc.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/7/2018	22.5	6.9	7.0	—%
RCB Enterprises, Inc.	Administrative and Support Services	Term Loan	Prime plus 2.75%	12/18/2017	21.2	6.6	6.6	—%
ATC Fitness LLC dba Around the Clock Fitness	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	2/28/2019	15.0	6.3	6.3	—%
Five Corners, Ltd.	Gasoline Stations	Term Loan	Prime plus 2.75%	12/11/2019	85.0	6.1	6.2	—%
Tanner Optical, Inc. dba Murphy Eye Care	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	4/27/2022	8.3	5.8	5.9	—%
Food & Beverage Associates Of N.J. Inc	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/11/2021	10.0	5.6	5.7	—%
Track Side Collision & Tire, Inc.	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	6/16/2025	44.8	5.2	5.4	—%
OrthoQuest, P.C.	Ambulatory Health Care Services	Term Loan	Prime plus 2%	3/12/2022	56.8	5.1	5.1	—%
Demand Printing Solutions, Inc.	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	12/12/2019	10.0	4.7	4.8	—%
Bhailal Patel dba New Falls Motel	Accommodation	Term Loan	Prime plus 2.75%	3/27/2023	100.0	4.6	4.7	—%
Maria C. Sathre and David N. Sathre dba Black Forest Liquor Store	Food and Beverage Stores	Term Loan	Prime plus 2.75%	11/28/2017	18.6	4.5	4.5	—%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2015
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Gourmet to You, Inc.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/28/2019	$12.1	$4.5	$4.5	—%
David A. Nusblatt, D.M.D, P.C.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/11/2019	9.0	4.3	4.3	—%
South Dade Restoration Corp. dba Servpro of Kendall/Pinecrest	Administrative and Support Services	Term Loan	Prime plus 2.75%	8/10/2016	61.8	4.0	4.0	—%
ValleyStar, Inc. dba BrightStar Healthcare	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/28/2020	7.5	4.0	4.0	—%
Moonlight Multi Media Production, Inc.	Other Information Services	Term Loan	5.3%	2/1/2025	19.7	3.9	4.0	—%
Patrageous Enterprises, LLC dba Incredibly Edible Delites of Laurel	Food and Beverage Stores	Term Loan	Prime plus 2.75%	12/29/2020	7.6	3.7	3.7	—%
DDLK Investments LLC d/b/a Smoothie King	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/30/2020	7.5	3.6	3.6	—%
Christopher F. Bohon & Pamela D. Bohon	Social Assistance	Term Loan	Prime plus 2.75%	10/28/2026	14.2	3.5	3.6	—%
Enewhere Custom Canvas, LLC	Textile Product Mills	Term Loan	Prime plus 2.75%	2/15/2018	12.0	3.4	3.4	—%
Quality Engraving Services Inc. and Ian M. Schnaitman	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	10/17/2017	15.0	3.3	3.3	—%
ValleyStar, Inc. dba BrightStar HealthCare	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/28/2020	0.6	3.2	3.2	—%
Cocoa Beach Parasail Corp. dba Cocoa Beach Parasail	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	4/26/2020	6.3	3.2	3.2	—%
Kyoshi Enterprises, LLC	Educational Services	Term Loan	Prime plus 2.75%	12/29/2016	22.5	3.1	3.1	—%
Champion Pest Control Systems, Inc.	Administrative and Support Services	Term Loan	6%	1/15/2016	39.0	3.0	—	—%
Grapevine Professional Services, Inc.	Administrative and Support Services	Term Loan	Prime plus 2.75%	1/22/2019	8.2	2.9	2.9	—%
Louis B. Smith dba LAQ Funeral Coach	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	9/15/2017	12.6	2.8	2.8	—%
Spain Street LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/29/2017	63.0	2.8	2.8	—%
Computer Renaissance dba Dante IT Services, Inc.	Electronics and Appliance Stores	Term Loan	Prime plus 3.75%	3/1/2018	100.0	2.7	2.8	—%
Ralph Werner dba Werner Transmissions	Gasoline Stations	Term Loan	Prime plus 2.75%	12/29/2021	26.6	2.7	2.8	—%
Flourishing Fruits, LLC dba Edible Arrangements	Food Manufacturing	Term Loan	Prime plus 2.75%	12/29/2017	21.1	2.7	2.7	—%
Saan M.Saelee dba Saelee’s Delivery Service	Truck Transportation	Term Loan	Prime plus 2.75%	3/12/2018	9.8	2.7	2.7	—%
Daniel S. Fitzpatrick dba Danny’s Mobile Appearance Reconditioning Service	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/29/2018	9.4	2.6	2.7	—%
Flint Batteries, LLC	General Merchandise Stores	Term Loan	Prime plus 2.75%	7/21/2016	46.9	2.4	2.4	—%
Danjam Enterprises, LLC dba Ariel Dental Care	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	3/30/2021	3.8	2.3	2.4	—%
L.C.N. Investments, L.L.C. dba Max Muscle Sports Nutrition	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	5/27/2017	12.8	2.1	2.2	—%
Inflate World Corporation	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/30/2018	7.5	2.0	2.0	—%
Seo’s Paradise Cleaners, Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	1/19/2018	9.8	1.9	2.0	—%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2015
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Timothy S. Strange dba Strange’s Mobile Apperance Reconditioning Service	Repair and Maintenance	Term Loan	Prime plus 2.75%	12/17/2017	$8.4	$1.6	$1.7	—%
Golden Elevator Co., Inc.	Support Activities for Agriculture and Forestry	Term Loan	Prime plus 2.75%	1/31/2022	50.0	1.6	1.7	—%
Flint Batteries LLC dba Batteries Plus of Flint	General Merchandise Stores	Term Loan	Prime plus 2.75%	8/29/2017	9.0	1.5	1.6	—%
MJ Mortgage & Tax Services, Inc.	Credit Intermediation and Related Activities	Term Loan	Prime plus 2.75%	11/14/2017	6.9	1.5	1.5	—%
CCIPTA, LLC	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	1/17/2017	47.0	1.5	1.5	—%
Nora A. Palma and Julio O Villcas	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/27/2017	56.3	1.4	1.5	—%
Delyannis Iron Works	Fabricated Metal Product Manufacturing	Term Loan	6%	12/8/2022	16.0	1.4	1.5	—%
Zeroln Media LLC	Data Processing, Hosting, and Related Services	Term Loan	Prime plus 2.75%	4/25/2017	7.5	1.4	1.4	—%
Nelson Financial Services, LLC	Scenic and Sightseeing Transportation	Term Loan	Prime plus 2.75%	9/2/2016	57.0	1.3	1.3	—%
Pro Levin Yoga, Incorporated d.b.a. Bikram’s Yoga College of India Sug	Educational Services	Term Loan	Prime plus 2.75%	5/12/2016	16.4	0.9	0.9	—%
No Thirst Software LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	4/26/2017	6.8	0.9	0.9	—%
New Economic Methods LLC dba Rita’s	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/15/2020	24.8	0.9	0.9	—%
Saul A. Ramirez and Norma L. Trujillo	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/31/2017	6.0	0.9	0.9	—%
Eric R. Wise, D.C. dba Jamacha-Chase Chiropractic	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	4/30/2017	15.6	0.6	0.6	—%
Contractors Pumping Service, Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	11/3/2016	9.9	0.4	0.4	—%
Tesserah Tile Design, Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/29/2016	7.1	0.4	0.4	—%
Healthcare Interventions, Inc. dba Brightstar HealthCare	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	3/15/2016	8.3	0.4	0.4	—%
Maynard Enterprises, Inc.	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	3/22/2016	22.5	0.3	0.4	—%
Vincent Allen Fleece dba Living Well Accessories and Water Camel	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	11/1/2016	3.8	0.3	0.3	—%
Spencer Fitness, Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	1/11/2016	6.0	—	—	—%
Chez Rurene Bakery	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/20/2017	150.0	31.6	45.2	0.02%
Total Performing SBA Unguaranteed Investments					$181,518.3	$155,980.4	$152,157.7	74.61%
Non-Performing SBA Unguaranteed Investments(3)
*214 North Franklin, LLC and Winter Ventures, Inc.	Nonstore Retailers	Term Loan	Prime plus 2.75%	11/29/2037	146.0	146.1	136.9	0.07%
*A + Quality Home Health Care, Inc.	Ambulatory Health Care Services	Term Loan	6%	8/1/2016	1.3	1.3	1.2	—%
*Almeria Marketing 1, Inc.	Personal and Laundry Services	Term Loan	7.75%	10/15/2015	4.7	4.7	0.7	—%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2015
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
*AUM Estates, LLC and Sculpted Figures Plastic Surgery Inc.	Ambulatory Health Care Services	Term Loan	6%	3/14/2038	$305.3	$305.7	$136.2	0.07%
Auto Sales, Inc.	Motor Vehicle and Parts Dealers	Term Loan	6%	8/17/2023	4.3	4.3	3.8	—%
*AWA Fabrication & Construction, L.L.C.	Fabricated Metal Product Manufacturing	Term Loan	6%	4/30/2025	34.7	34.8	24.5	0.01%
*Baker Sales, Inc. d/b/a Baker Sales, Inc.	Nonstore Retailers	Term Loan	6%	3/29/2036	181.5	182.0	99.9	0.05%
*Barnum Printing & Publishing, Co.	Printing and Related Support Activities	Term Loan	6%	7/29/2015	9.8	9.8	8.2	—%
*BCD Enterprises, LLC dba Progressive Tool and Nutmeg Tool	Fabricated Metal Product Manufacturing	Term Loan	6%	6/22/2026	290.3	290.9	—	—%
*Bwms Management, LLC	Food Services and Drinking Places	Term Loan	6%	7/7/2027	75.2	75.4	23.2	0.01%
*DC Realty, LLC dba FOGO Data Centers	Professional, Scientific, and Technical Services	Term Loan	6%	3/23/2037	697.8	699.5	563.2	0.28%
*DC Realty, LLC dba FOGO Data Centers	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/23/2022	206.1	206.6	182.4	0.09%
*Dill Street Bar and Grill Inc and WO Entertainment, Inc	Food Services and Drinking Places	Term Loan	6%	9/27/2027	104.4	104.6	23.6	0.01%
Dixie Transport, Inc. & Johnny D. Brown & Jimmy Brown & Maudain Brown	Support Activities for Transportation	Term Loan	5.25%	12/28/2035	140.8	141.0	78.1	0.04%
*DocMagnet Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	1/23/2025	16.3	16.3	—	—%
*Dr. Francis E. Anders, DVM	Professional, Scientific, and Technical Services	Term Loan	6%	8/9/2015	1.6	1.6	1.6	—%
*E & I Holdings, LP & PA Farm Products, LLC	Food Manufacturing	Term Loan	6%	4/30/2030	1,234.0	1,237.1	487.3	0.24%
E.W. Ventures, Inc. dba Swift Cleaners & Laundry	Personal and Laundry Services	Term Loan	0%	4/18/2017	91.0	91.2	1.3	—%
*Elite Treats Enterprises, Inc. dba Rochelle Dairy Queen	Food Services and Drinking Places	Term Loan	6%	1/24/2032	131.2	131.5	95.9	0.05%
*Europlast Ltd	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	9/26/2022	327.6	328.5	314.5	0.15%
*Europlast Ltd	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	5/31/2023	155.2	155.6	—	—%
*Event Mecca LLC	Other Information Services	Term Loan	6%	4/10/2023	13.2	13.2	4.8	—%
*EZ Towing, Inc.	Support Activities for Transportation	Term Loan	6%	1/31/2023	123.2	123.5	72.8	0.04%
*Goetzke Chiropractic, Inc.	Ambulatory Health Care Services	Term Loan	6%	10/25/2017	2.9	2.9	2.4	—%
*Gotta Dance Studio, Inc. dba Gotta Dance Studio Academy of Performing	Educational Services	Term Loan	Prime plus 2.75%	11/16/2016	3.6	3.6	0.5	—%
*Grand Manor Realty, Inc. & Kevin LaRoe	Real Estate	Term Loan	6%	2/20/2023	18.9	19.0	18.2	0.01%
*Groundworks Unlimited LLC	Specialty Trade Contractors	Term Loan	6%	12/17/2023	89.4	89.5	77.9	0.04%
Guzman Group, LLC	Rental and Leasing Services	Term Loan	6%	1/30/2016	196.9	197.4	176.2	0.09%
*Harrelson Materials Management, Inc	Waste Management and Remediation Services	Term Loan	6%	6/24/2021	464.5	465.7	133.7	0.07%
*Hybrid Racing LLC.	Transportation Equipment Manufacturing	Term Loan	Prime plus 2.75%	5/15/2023	100.1	100.3	44.5	0.02%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2015
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
*Integrity Sports Group, LLC	Performing Arts, Spectator Sports, and Related Industries	Term Loan	6%	3/6/2018	$14.7	$14.7	$12.6	0.01%
Island Nautical Enterprises, Inc. (OC) and Ingwall Holdings, LLC (EPC)	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	8/14/2038	325.2	326.1	282.0	0.14%
*J Olson Enterprises LLC and Olson Trucking Direct, Inc.	Truck Transportation	Term Loan	6%	6/28/2025	658.9	660.5	262.5	0.13%
*Jenny’s Wunderland, Inc.	Social Assistance	Term Loan	6%	6/29/2036	149.7	150.1	73.6	0.04%
*Krishna of Orangeburg, Inc.	Accommodation	Term Loan	6%	2/20/2032	10.3	10.3	—	—%
*Lamson and Goodnow Manufacturing Co and Lamson and Goodnow LLC	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	12/28/2037	28.2	28.2	—	—%
*Las Torres Development LLC dba Houston Event Centers	Real Estate	Term Loan	6%	8/27/2028	51.0	51.0	—	—%
*LJ Parker, LLC	Administrative and Support Services	Term Loan	7%	9/8/2014	8.9	8.9	1.7	—%
*Lucil Chhor dba Baja Fresh # 159	Food Services and Drinking Places	Term Loan	6%	12/28/2022	30.0	30.0	15.6	0.01%
*Milliken and Milliken, Inc. dba Milliken Wholesale Distribution	Merchant Wholesalers, Durable Goods	Term Loan	6%	6/10/2036	152.8	152.9	116.3	0.06%
*Mojo Brands Media, LLC	Broadcasting (except Internet)	Term Loan	6%	8/28/2023	731.9	733.7	421.1	0.21%
*Morris Glass and Construction	Specialty Trade Contractors	Term Loan	6%	3/7/2021	44.8	44.8	0.8	—%
*Our Two Daughters L.L.C. dba Washington’s Restaurant	Food Services and Drinking Places	Term Loan	6%	6/18/2026	169.8	170.3	12.7	0.01%
*Parth Dev, Ltd dba Amerihost Inn Hotel-Kenton	Accommodation	Term Loan	5.25%	10/3/2028	38.3	38.3	20.4	0.01%
*Professional Systems, LLC and Professional Cleaning	Administrative and Support Services	Term Loan	6%	7/30/2020	132.0	132.1	54.5	0.03%
Pure Water Innovations, LLC	Ambulatory Health Care Services	Term Loan	6%	9/6/2016	0.2	0.2	0.2	—%
Robin C. & Charles E. Taylor & Brigantine Aquatic Center LLC	Amusement, Gambling, and Recreation Industries	Term Loan	6%	9/14/2023	16.4	16.4	13.6	0.01%
*Sheikh M Tariq dba Selbyville Foodrite	Gasoline Stations	Term Loan	6%	3/13/2023	21.2	21.2	—	—%
Shivsakti, LLC dba Knights Inn	Accommodation	Term Loan	Prime plus 2.75%	12/20/2032	74.5	74.7	73.1	0.04%
*Signs of Fortune, LLC dba FastSigns	Miscellaneous Manufacturing	Term Loan	Prime plus 2.5%	4/3/2023	321.0	321.8	83.3	0.04%
*STK Ventures Inc dba JP Dock Service & Supply	Specialty Trade Contractors	Term Loan	6%	5/9/2037	34.1	34.1	32.7	0.02%
Stokes Floor Covering Company Inc. and Robert E. Rainey, Jr.	Furniture and Home Furnishings Stores	Term Loan	6%	12/29/2035	111.6	111.8	88.1	0.04%
*Stormwise South Florida dba Stormwise Shutters	Specialty Trade Contractors	Term Loan	6%	11/7/2036	406.6	407.6	353.6	0.17%
*Stormwise South Florida dba Stormwise Shutters	Specialty Trade Contractors	Term Loan	6%	11/7/2036	201.1	201.6	—	—%
*Summit Treatment Services Inc	Social Assistance	Term Loan	Prime plus 2.75%	3/11/2025	21.8	21.8	—	—%
*Summit Treatment Services, Inc. dba Summit Treatment Services	Social Assistance	Term Loan	Prime plus 2.75%	11/30/2037	129.3	129.6	112.8	0.06%
*Sunmar, Inc. dba Creative Cooking	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/19/2035	47.1	47.2	43.3	0.02%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2015
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
*Tequila Beaches, LLC dba Fresco Restaurant	Food Services and Drinking Places	Term Loan	6%	9/16/2021	$15.8	$15.8	$12.0	0.01%
The Alba Financial Group, Inc.	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	6%	1/10/2019	6.5	6.5	1.6	—%
The Lucky Coyote, LLC	Miscellaneous Manufacturing	Term Loan	6%	5/8/2017	10.3	10.3	4.7	—%
*Top Class, Inc.	Personal and Laundry Services	Term Loan	6%	6/28/2016	1.3	1.3	0.1	—%
United Woodworking, Inc	Wood Product Manufacturing	Term Loan	6%	12/20/2022	12.5	12.5	10.5	0.01%
*Whirlwind Car Wash, Inc.	Repair and Maintenance	Term Loan	Prime plus 2%	8/26/2024	4.9	4.9	3.8	—%
*Winter Ventures Inc and 214 N Franklin LLC	Nonstore Retailers	Term Loan	Prime plus 2.75%	4/29/2024	56.5	56.6	28.7	0.01%
*Winter Ventures Inc dba Qualitybargainbooks and Qualitybargainmall	Nonstore Retailers	Term Loan	Prime plus 2.75%	12/23/2024	149.1	149.3	130.7	0.06%
*Winter Ventures Inc dba Qualitybargainbooks and Qualitybargainmall	Nonstore Retailers	Term Loan	Prime plus 2.75%	4/3/2029	134.4	134.5	29.4	0.01%
*B&B Fitness and Barbell, Inc. dba Elevations Health Club	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/22/2035	217.8	218.1	200.0	0.10%
*Hamer Road Auto Salvage, LLC and Scott T. Cook and Nikki J. Cook	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	8/8/2039	185.7	186.2	178.3	0.09%
Capstone Pediatrics PLLC and Capstone Healthcare Consulting LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	5/15/2025	689.8	691.5	662.2	0.32%
*Karykion, Corporation dba Karykion Corporation	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/28/2022	144.4	144.8	132.8	0.07%
*David M. Goens dba Superior Auto Paint & Body, Inc.	Repair and Maintenance	Term Loan	Prime plus 2.75%	8/26/2024	15.7	15.7	14.4	0.01%
*TechPlayZone, Inc.	Social Assistance	Term Loan	Prime plus 2.75%	1/27/2016	0.1	0.1	—	—%
Total Non-Performing SBA Unguaranteed Investments					$10,748.0	$10,771.6	$6,197.2	3.04%
Total SBA Unguaranteed Investments					$192,266.3	$166,752.0	$158,354.9	77.64%
Performing SBA Guaranteed Investments(4)
Jay Kevin Gremillion dba Dino Smiles Children’s Cosmetic Dentistry	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/18/2025	292.0	43.9	48.5	0.02%
My Jewels, LLC dba The UPS Store # 6712	Administrative and Support Services	Term Loan	Prime plus 2.75%	12/7/2025	225.0	97.2	107.4	0.05%
Abbondanza Market LLC dba Hampton Falls Village Market	Food and Beverage Stores	Term Loan	Prime plus 2.75%	12/18/2025	295.0	34.9	38.7	0.02%
D&G Capital LLC dba Miami Grill 277	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/16/2025	417.6	151.6	167.6	0.08%
Sambella Holdings, LLC and Strike Zone Entertainment Center LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	11/23/2040	4,758.0	1,638.3	1,806.2	0.89%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2015
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
401 JJS, Corp and G. Randazzo’s Trattoria Corporation	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/1/2040	$211.0	$102.9	$115.4	0.06%
Total SBA Guaranteed Performing Investments					$6,198.6	$2,068.8	$2,283.8	1.12%
Total SBA Unguaranteed and Guaranteed Investments					$198,464.9	$168,820.8	$160,638.7	78.76%
Controlled Investments(5)
Advanced Cyber Security Systems, LLC(6),(15)	Data processing, hosting and related services.	50% Membership Interest	—%	—	—	—	—	—%
		Term Loan	3%	December 2014	1,120.0	381.0	—	—%
*Automated Merchant Services, Inc.(7),(15)	Data processing, hosting and related services.	100% Common Stock	—%	—	—	—	—	—%
CDS Business Services, Inc.(8)(15)	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	100% Common Stock	—%	—	—	4,428.0	925.0	0.45%
		Line of Credit	Prime Plus 2.5%	August 2018	2,870.0	2,870.0	2,870.0	1.41%
CrystalTech Web Hosting, Inc.(11)	Data processing, hosting and related services.	100% Common Stock	—%	—	—	8,764.0	21,413.9	10.50%
Exponential Business Development Co. Inc.(15)	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	100% Common Stock	—%	—	—	—	—	—%
*Fortress Data Management, LLC(15)	Data processing, hosting and related services.	100% Membership Interest	—%	—	—	—	—	—%
Newtek Insurance Agency, LLC(12)(15)	Insurance Carriers and Related Activities	100% Membership Interests	—%	—	—	—	2,500.0	1.23%
PMTWorks Payroll, LLC(9)	Data processing, hosting and related services.	90% Membership Interests	—%	—	—	700.1	1,020.0	0.50%
		Term Loan	10% – 12%	Various maturities through September 2016	935.0	935.0	—	—%
Secure CyberGateway Services, LLC(10),(15)	Data processing, hosting and related services.	66.7% Membership Interests	—%	—	—	—	—	—%
		Term Loan	7%	December 2016	2,400.0	1,200.0	1,196.4	0.59%
Small Business Lending, Inc.(13)(15)	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	100% Common Stock	—%	—	—	—	5,500.0	2.70%
*Summit Systems and Designs, LLC(14)(15)	Data processing, hosting and related services.	100% Membership Interest	—%	—	—	—	—	—%
Premier Payments LLC(11)	Data processing, hosting and related services.	100% Membership Interest	—%	—	—	16,503.0	16,503.0	8.09%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2015
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Universal Processing Services of Wisconsin, LLC(11)(15)	Data processing, hosting and related services.	100% Membership Interest	—%	—	$—	$—	$52,448.1	25.72%
Total Controlled Investments					$7,325.0	$35,781.1	$104,376.4	51.18%
Non-control/Non-affiliate Investments
Titanium Asset Management LLC	Administrative and Support Services	Term Loan	3%	July 2017	2,200.0	1,847.4	1,823.8	0.89%
		Warrants	—%	—	—	—	—	—%
					$2,200.0	$1,847.4	$1,823.8	0.89%
Investments in Money Market Funds					$—	$35.0	$35.0	0.02%
Total Investments					$207,989.9	$206,484.3	$266,873.9	130.85%

*	Denotes non-income producing security.
(1)	Newtek values each unguaranteed portion of SBA 7(a) performing loans (“Loan”) using a discounted cash flow analysis which projects future cash flows and incorporates projections for Loan pre-payments and Loan defaults using historical portfolio data. The data predicts future prepayment and default probability on curves which are based on Loan age. The recovery assumption for each Loan is specific to the discounted valuation of the collateral supporting that Loan. Each Loan’s cash flow is discounted at a rate which approximates a market yield. The Loans were originated under the SBA 7(a) program and conform to the underwriting guidelines in effect at their time of origination. Newtek has been awarded Preferred Lender Program (“PLP”) status from the SBA. The portions of these Loans are not guaranteed by the SBA. Individual loan participations can be sold to institutions which have been granted an SBA 750 license. Loans can also be sold as a pool of loans in a security form to qualified investors.
(2)	Prime Rate is equal to 3.25% as of December 31, 2015.
(3)	Newtek values non-performing SBA 7(a) loans using a discounted cash flow analysis of the underlying collateral which supports the loan. Net recovery of collateral, (fair value less cost to liquidate) is applied to the discounted cash flow analysis based upon a time to liquidate estimate. Modified loans are valued based upon current payment streams and are re-amortized at the end of the modification period.
(4)	Newtek values guaranteed performing SBA 7(a) loans using the secondary SBA 7(a) market as a reference point. Newtek routinely sells performing SBA 7(a) loans into this secondary market. Guaranteed portions of SBA 7(a) loans partially funded as of the valuation date are valued using level two inputs as disclosed in Note 6.
(5)	Controlled Investments are disclosed above as equity investments (except as otherwise noted) in those companies that are “Controlled Investments” of the Company as defined in the Investment Company Act of 1940. A company is deemed to be a “Controlled Investment” of Newtek Business Services Corp. if Newtek Business Services Corp. or its subsidiaries owns more than 25% of the voting securities of such company. See Note 4 in the accompanying notes to the consolidated financial statements for transactions during the year ended December 31, 2015 with affiliates the Company is deemed to control.
(6)	50% owned by Wilshire Holdings II, Inc. (a subsidiary of Newtek Business Services Corp.), 50% owned by non-affiliate. The term loan is past its original maturity date and currently in default. As such, the fair value of the investment is zero.
(7)	96.11% owned by Wilshire Partners, LLC (a subsidiary of Newtek Business Services Corp.), 3.89% owned by Newtek Business Services Corp.
(8)	28.20% owned by Wilshire New York Partners IV, LLC (a subsidiary of Newtek Business Services Corp.), 25.89% owned by Wilshire New York Partners V, LLC (a subsidiary of Newtek Business Services Corp.) and 45.91% owned by Newtek Business Services Corp.

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2015
(In Thousands)

(9)	25% owned by Wilshire New York Partners V, LLC (a subsidiary of Newtek Business Services Corp.), 65% owned by Wilshire Holdings II, Inc. (a subsidiary of Newtek Business Services Corp.), and 10% owned by non-affiliate.
(10)	66.7% owned by Wilshire Holdings II, Inc. (a subsidiary of Newtek Business Services Corp.), 33.3% owned by non-affiliate.
(11)	100% owned by Newtek Business Services Holdco1., Inc. (a subsidiary of Newtek Business Services Corp.).
(12)	100% owned by Wilshire Holdings II, Inc. (a subsidiary of Newtek Business Services Corp.).
(13)	100% owned by Wilshire Holdings I, Inc. (a subsidiary of Newtek Business Services Corp.).
(14)	100% owned by The Whitestone Group, LLC (a subsidiary of Wilshire Holdings I, Inc. and Wilshire Holdings II, Inc., both subsidiaries of Newtek Business Services Corp.).
(15)	Zero cost basis is reflected as the portfolio company was organized by the Company and incurred internal legal costs to organize the entity and immaterial external filing fees which were expensed when incurred.
(16)	All of the Company’s investments are in entities which are organized under the Laws of the United States and have a principal place of business in the United States.
(17)	Under the Investment Company Act of 1940, as amended, the Company may not acquire any non-qualifying assets unless, at the time the acquisition is made, qualifying assets represent at least 70% of the Company’s total assets. At December 31, 2015, 5.3% of total assets are non-qualifying assets.

As of December 31, 2015, the federal tax cost of investments was $200,004,000 resulting in estimated gross unrealized gains and losses of $81,538,000 and $14,669,000, respectively.

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2015
(In Thousands)

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 — DESCRIPTION OF BUSINESS AND BASIS OF PRESENTATION:

Newtek Business Services Corp. (the “Company” or “Newtek”) is a Maryland corporation which was formed in August 2013 and is an internally managed, closed end, non-diversified investment company. The Company's investment strategy is to maximize the investment portfolio's return by generating current income from the debt investments the Company makes and generate dividend income from equity investments in controlled portfolio companies.

The Company has formed certain taxable subsidiaries (the “Taxable Subsidiaries”), which are taxed as corporations for federal income tax purposes. These Taxable Subsidiaries allow the Company to hold equity securities of portfolio companies organized as pass-through entities while continuing to satisfy the requirements of a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (the “Code”).

The following wholly-owned subsidiaries are consolidated in the financial statements of the Company:

•	Newtek Small Business Finance, LLC
•	Newtek Asset Backed Securities, LLC
•	The Whitestone Group, LLC
•	Wilshire Colorado Partners, LLC
•	Wilshire DC Partners, LLC
•	Wilshire Holdings I, Inc.
•	Wilshire Louisiana Bidco, LLC
•	Wilshire Louisiana Partners II, LLC
•	Wilshire Louisiana Partners III, LLC
•	Wilshire Louisiana Partners IV, LLC
•	Wilshire New York Advisers II, LLC
•	Wilshire New York Partners III, LLC
•	Wilshire New York Partners IV, LLC
•	Wilshire New York Partners V, LLC
•	Wilshire Partners, LLC
•	CCC Real Estate Holdings, LLC
•	Banc-Serv Acquisition, Inc.
•	Exponential Business Development Co., Inc.
•	Newtek LSP Holdco, LLC
•	Newtek Business Services Holdco 1, Inc.

The accompanying notes to the unaudited condensed consolidated financial statements should be read in conjunction with Newtek’s Annual Report for the year ended December 31, 2015 on Form 10-K. The unaudited condensed consolidated financial statements of the Company have been prepared in accordance with U.S. GAAP and pursuant to the requirements for reporting on Form 10-Q and Article 10 of Regulation S-X and, therefore, omit or condense certain footnotes and other information normally included in financial statements prepared in accordance with U.S. GAAP. In the opinion of management, the condensed consolidated financial statements reflect all adjustments and reclassifications that are necessary for the fair

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 — DESCRIPTION OF BUSINESS AND BASIS OF PRESENTATION:  – (continued)

presentation of financial results as of and for the periods presented. The results of operations for an interim period may not give a true indication of the results for the entire year. The December 31, 2015 consolidated statement of assets and liabilities has been derived from the audited financial statements as of that date. All intercompany balances and transactions have been eliminated in consolidation. Certain prior period amounts have been reclassified to conform to the current period presentation.

Except as otherwise noted, all financial information included in the tables in the following footnotes is stated in thousands, except per share data.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES:

Distributions

Dividends and distributions to the Company's common stockholders are recorded on the declaration date. The timing and amount to be paid out as a dividend or distribution is determined by the Company's Board of Directors (the “Board”) each quarter and is generally based upon the taxable earnings estimated by management.

Fair Value

The Company applies fair value accounting to certain of its financial instruments in accordance with Accounting Standards Codification (“ASC”) Topic 820 — Fair Value Measurement (“ASC Topic 820”). ASC Topic 820 defines fair value, establishes a framework used to measure fair value and requires disclosures for fair value measurements. In accordance with ASC Topic 820, the Company has categorized its financial instruments carried at fair value, based on the priority of the valuation technique, into a three-level fair value hierarchy. Fair value is a market-based measure considered from the perspective of the market participant who holds the financial instrument rather than an entity-specific measure. Therefore, when market assumptions are not readily available, the Company’s own assumptions are set to reflect those that management believes market participants would use in pricing the financial instrument at the measurement date.

The availability of observable inputs can vary depending on the financial instrument and is affected by a wide variety of factors, including, for example, the type of product, whether the product is new, whether the product is traded on an active exchange or in the secondary market and the current market conditions. To the extent that the valuation is based on models or inputs that are less observable or unobservable in the market the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Company in determining fair value is greatest for financial instruments classified as Level 3.

Any changes to the valuation methodology are reviewed by management and the Board to confirm that the changes are appropriate. As markets change, new products develop and the pricing for products becomes more or less transparent, the Company will continue to refine its valuation methodologies. See further description of fair value methodology in Note 6.

Use of Estimates

The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of revenue and expense during the reporting period. The level of uncertainty in estimates and assumptions increases with the length of time until the underlying transactions are complete. Actual results could differ from those estimates.

Consolidation

As provided under Regulation S-X and ASC Topic 946, the Company will generally not consolidate its investment in a company other than an investment company subsidiary or a controlled operating company whose business consists of providing services to the Company.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES:  – (continued)

As of July 1, 2016, the Company determined that Exponential Business Development Co., Inc. (“Exponential”), previously a controlled portfolio company, met the criteria for consolidation under ASC Topic 946. This determination was based on Exponential's purchase of membership interests in two controlled portfolio companies during the three months ended September 30, 2016.

Assets related to transactions that do not meet ASC Topic 860 — Transfers and Servicing (“ASC Topic 860”) requirements for accounting sale treatment are reflected in the Company’s condensed consolidated statements of assets and liabilities as investments. Those assets are owned by the securitization trusts, and are included in the Company’s condensed consolidated financial statements. The creditors of the special purpose entities have received security interests in such assets and such assets are not intended to be available to the creditors of the Company.

Cash and Cash Equivalents

The Company considers all highly liquid investments with maturities of three months or less when purchased to be cash equivalents. Invested cash is held almost exclusively at financial institutions of high credit quality. The Company invests cash not held in interest free checking accounts or bank money market accounts mainly in U.S. Treasury only money market instruments or funds and other investment-grade securities. As of September 30, 2016, cash deposits in excess of insured amounts totaled approximately $9,913,000.

Restricted Cash

Restricted cash includes amounts due on Small Business Administration (“SBA”) loan-related remittances to third parties, cash reserves established as part of a voluntary agreement with the SBA, and cash reserves associated with securitization transactions.

Broker Receivable

Broker receivable represents amounts due from third parties for loans which have been traded at period end but have not yet settled.

Income Taxes

Deferred tax assets and liabilities are computed based upon the differences between the financial statement and income tax basis of assets and liabilities using the enacted tax rates in effect for the year in which those temporary differences are expected to be realized or settled. If available evidence suggests that it is more likely than not that some portion or all of the deferred tax assets will not be realized, a valuation allowance is required to reduce the deferred tax assets to the amount that is more likely than not to be realized.

The Company’s U.S. federal and state income tax returns prior to fiscal year 2013 are closed, and management continually evaluates expiring statutes of limitations, audits, proposed settlements, changes in tax law and new authoritative rulings.

The Company has elected to be treated as a RIC under the Code beginning with the 2015 tax year and operates in a manner so as to continue to qualify for the tax treatment applicable to RICs. The RIC tax return includes Newtek Business Services Corp. and Newtek Small Business Finance, LLC (“NSBF”), a single member LLC disregarded for tax purposes. None of the Company’s other subsidiaries are included in the RIC return. The Company will evaluate and record any deferred tax assets and liabilities of the subsidiaries that are not part of the RIC. In order to maintain its RIC tax treatment, among other things, the Company is required to meet certain source of income and asset diversification requirements and timely distribute to its stockholders at least 90% of investment company taxable income, as defined by the Code, for each tax year. The Company intends to make the requisite distributions to its stockholders, which will generally relieve the Company from U.S. federal income taxes with respect to all income distributed to its stockholders as dividends.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES:  – (continued)

Depending on the level of taxable income earned in a tax year, the Company may choose to retain taxable income in excess of current year dividend distributions, and would distribute such taxable income in the next tax year. The Company would then pay a 4% excise tax on such income, as required. To the extent that the Company determines that its estimated current year annual taxable income, determined on a calendar year basis, could exceed estimated current calendar year dividend distributions, the Company accrues excise tax, if any, on estimated excess taxable income as taxable income is earned. For the nine months ended September 30, 2016 and 2015, no U.S. federal excise taxes were due.

The Company’s Taxable Subsidiaries accrue income taxes payable based on the applicable corporate rates on the net unrealized appreciation generated by the controlled investments held by the Taxable Subsidiaries. Such deferred tax liabilities amounted to $5,327,000 and $857,000 at September 30, 2016 and December 31, 2015, respectively, and are recorded as a deferred tax liability on the condensed consolidated statements of assets and liabilities. The change in deferred tax liabilities is included as a component of net unrealized appreciation (depreciation) on investments in the condensed consolidated statements of operations.

Share Repurchase Plan

The Company had a share repurchase program (the “Program”) which allowed the Company to repurchase up to 150,000 of the Company’s outstanding common shares on the open market. The shares were purchased at prevailing market prices through open market transactions. The Program terminated on June 3, 2016. During the nine months ended September 30, 2016, the Company repurchased and retired 70,000 common shares in open market transactions for approximately $866,000 as detailed in the table below:

Purchase date	Number of Shares Purchased	Price per Share	Total
March 10, 2016	10	$12.34	$123
March 18, 2016	20	12.45	249
March 18, 2016	30	12.48	375
March 23, 2016	10	11.88	119
Total	70		$866

On May 11, 2016, the Board approved a new share repurchase program (the “New Program”), which allows the Company to repurchase up to 150,000 shares of Company's outstanding common shares on the open market. The shares may be purchased from time to time at prevailing market prices through open market transactions, including block transactions. The Company expects the termination date of the New Program to be November 11, 2016, but it may be extended at the Board's discretion. The Company has not repurchased any common shares under the New Program during the nine months ended September 30, 2016.

In addition, the Company, may from time to time purchase shares of its debt securities on the Nasdaq Global Market. The Company did not make any repurchases of its debt securities during the nine months ended September 30, 2016.

Investment Income

Interest on debt investments is accrued and included in income based on contractual rates applied to principal amounts outstanding. Interest income is determined using a method that results in a level rate of return on principal amounts outstanding. When a loan becomes 90 days or more past due, or if we otherwise do not expect to receive interest and principal repayments, the loan is placed on non-accrual status and the recognition of interest income is discontinued. Interest payments received on loans that are on non-accrual status are treated as reductions of principal until the principal is repaid.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES:  – (continued)

Dividend income is recognized on an accrual basis for preferred equity securities to the extent that such amounts are expected to be collected or realized. In determining the amount of dividend income to recognize, if any, from cash distributions on common equity securities, we will assess many factors including a portfolio company’s cumulative undistributed income and operating cash flow. Cash distributions from common equity securities received in excess of such undistributed amounts are recorded first as a reduction of our investment and then as a realized gain on investment.

We receive servicing income related to the guaranteed portions of SBA loan investments which we sell into the secondary market. These recurring fees are earned daily and recorded when earned. Servicing income is earned for the full term of the loan or until the loan is repaid.

We receive a variety of fees from borrowers in the ordinary course of conducting our business, including packaging, legal, late payment and prepayment fees. All other income is recorded when earned. Other income is generally non-recurring in nature and earned as “one time” fees in connection with the origination of new debt investments with non-affiliates.

Stock — Based Compensation

The Company accounts for its equity-based compensation plan using the fair value method, as prescribed by ASC Topic 718, Stock Compensation. Accordingly, for restricted stock awards, the Company measures the grant date fair value based upon the market price of the Company’s common stock on the date of the grant and amortizes this fair value to compensation expense ratably over the requisite service period or vesting term.

Recently Adopted Accounting Standards

In April 2015, the FASB issued ASU 2015-03 “Simplifying the Presentation of Debt Issuance Costs.” This update requires that debt issuance costs be presented in the statement of assets and liabilities as a direct deduction from the debt liability. The Company adopted this standard with respect to its Notes payable — Securitization Trusts, Notes due 2022 and Notes due 2021.

New Accounting Standards

In March 2016, the Financial Accounting Standards Board (“FASB”) issued ASU 2016-09, “Improvements to Employee Share-Based Payment Accounting” which is intended to simplify several aspects of the accounting for share-based payment transactions, including the income tax consequences, classification of awards as either equity or liabilities, and classification on the statement of cash flows. The ASU is effective for annual reporting periods beginning after December 15, 2016, and interim periods within those periods. Early application is permitted. The Company is currently evaluating the impact this ASU will have on its condensed consolidated financial statements and disclosures.

In February 2016, the FASB issued ASU 2016-02, “Leases”, which amends various aspects of existing accounting guidance for leases, including the recognition of a right of use asset and a lease liability for leases with a duration of greater than one year. The ASU is effective for annual reporting periods beginning after December 15, 2018, and interim periods within those periods. Early adoption is permitted. The Company has not completed its review of the new guidance; however, the Company anticipates that upon adoption of the standard it will recognize additional assets and corresponding liabilities related to leases on its condensed consolidated statements of assets and liabilities.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES:  – (continued)

In January 2016, the FASB issued ASU 2016-01, “Financial Instruments — Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Financial Liabilities”, which, among other things, requires an entity to present separately in other comprehensive income the portion of the total change in the fair value of a liability resulting from a change in the instrument-specific credit risk when the entity has elected to measure the liability at fair value in accordance with the fair value option for financial instruments. Additionally, the ASU changes the disclosure requirements for financial instruments. This ASU is effective for annual reporting periods beginning after December 15, 2017, and interim periods within those periods, and early adoption is permitted for certain provisions. The Company is currently evaluating the impact this ASU will have on its condensed consolidated financial statements and disclosures.

Segments

The Company has determined that it has a single reporting segment and operating unit structure. The Company issues debt and makes equity investments in portfolio companies in various industries. The Company separately evaluates the performance of each of its lending and investment relationships. However, because each of these debt and equity investment relationships have similar business and economic characteristics, they have been aggregated into a single lending and investment segment.

Reclassifications

Certain prior period amounts have been reclassified to conform to the current period presentation.

NOTE 3 — INVESTMENTS:

Investments, all of which are in portfolio companies in the United States, consisted of the following at:

	September 30, 2016		December 31, 2015
	Cost	Fair Value	Cost	Fair Value
Money market funds	$35	$35	$35	$35
Non-affiliate debt investments	213,328	206,398	170,668	162,463
Controlled investments
Equity	35,820	116,029	30,395	100,310
Debt	5,274	4,391	5,386	4,066
Total investments	$254,457	$326,853	$206,484	$266,874

In June 2016, the Company invested $5,400,000 in exchange for 100% of the membership interests in ADR Partners, LLC d/b/a banc-serv Partners, LLC (“banc-serv”), a new wholly owned and controlled portfolio company. Banc-serv provides lending institutions with outsourced solutions for the entire SBA lending process, including credit analysis, structuring and eligibility analysis, packaging, closing compliance and servicing.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 3 — INVESTMENTS:  – (continued)

The following table shows the Company's portfolio investments by industry at September 30, 2016 and December 31, 2015:

	September 30, 2016		December 31, 2015
	Cost	Fair Value	Cost	Fair Value
Data Processing, Hosting and Related Services	$29,524	$106,259	$28,506	$92,600
Food Services and Drinking Establishments	18,685	18,175	15,241	14,453
Amusement, Gambling, and Recreation Industries	17,103	17,452	14,372	14,632
Securities, Commodity Contracts, and Other Financial Investments and Related Activities	12,215	12,273	8,057	10,031
Ambulatory Health Care Services	13,114	12,147	8,858	8,214
Repair and Maintenance	11,401	11,494	9,440	9,337
Professional, Scientific, and Technical Services	10,279	9,572	7,378	6,856
Accommodation	8,305	8,565	6,940	6,974
Specialty Trade Contractors	8,256	7,535	8,492	7,718
Merchant Wholesalers, Durable Goods	6,766	6,561	6,726	6,299
Truck Transportation	6,328	5,962	6,142	5,699
Food and Beverage Stores	5,915	5,851	4,178	4,087
Heavy and Civil Engineering Construction	5,528	5,638	1,901	1,895
Fabricated Metal Product Manufacturing	5,537	5,552	3,943	3,577
Administrative and Support Services	5,371	5,000	4,797	4,566
Social Assistance	4,990	4,982	3,955	3,845
Motor Vehicle and Parts Dealers	4,820	4,814	4,289	4,249
Food Manufacturing	5,215	4,555	5,386	4,630
Transit and Ground Passenger Transportation	3,981	4,168	881	888
Clothing and Clothing Accessories Stores	4,175	4,114	2,357	2,125
Personal and Laundry Services	4,130	4,076	3,231	3,064
Gasoline Stations	3,978	3,618	4,040	4,008
Printing and Related Support Activities	3,974	3,600	2,521	2,506
Insurance Carriers and Related Activities	1,014	3,514	1,288	3,769
Other	53,818	51,341	43,530	40,817
Total	$254,422	$326,818	$206,449	$266,839

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 4 — TRANSACTIONS WITH AFFILIATED COMPANIES AND RELATED PARTY TRANSACTIONS:

Transactions with Affiliated Companies

An affiliated company is an entity in which the Company has an ownership of 5% or more of its voting securities. A controlled affiliate is an entity in which the Company owns more than 25% of its voting securities. Transactions related to our investments with controlled companies for the nine months ended September 30, 2016 were as follows:

Portfolio Company	Fair Value at December 31, 2015	Purchases (cost)	Principal received (cost)	Net realized gains/ (losses)	Net unrealized gains/ (losses)	Fair Value at September 30, 2016	Interest and other income	Dividend income
Controlled Investments
Small Business Lending, LLC	$5,500	$—	$—	$—	$(1,000)	$4,500	$—	$600
PMTWorks Payroll, LLC	1,020	1,210	—	—	(25)	2,205	109	—
Universal Processing Services of Wisconsin, LLC	52,448	—	—	—	9,552	62,000	—	4,500
CrystalTech Web Hosting, Inc.	21,414	—	—	—	(1,305)	20,109	—	990
CDS Business Services, Inc.	3,795	100	(1,000)	—	(925)	1,970	92	—
Titanium Asset Management LLC	1,824	—	(910)	—	24	938	8	—
Premier Payments LLC	16,503	—	—	—	3,997	20,500	—	1,350
Newtek Insurance Agency, LLC	2,500	—	—	—	—	2,500	—	—
banc-serv Partners, LLC	—	5,400	—	—	—	5,400	—	240
Advanced Cyber Security Systems, LLC	—	—	—	—	—	—	—	—
Secure CyberGateway Services, LLC	1,196	—	(900)	—	2	298	42	39
Total Controlled Investments	$106,200	$6,710	$(2,810)	$—	$10,320	$120,420	$251	$7,719

Prior to July 1, 2016, Titanium Asset Management LLC (“Titanium”) was not a controlled investment. During the three months ended September 30, 2016, the Company exercised warrants to purchase the remaining 50% interest in Titanium. Interest, fees, and dividends credited to income only include the period for which Titanium was a controlled investment. Interest, fees, and dividends attributable to the investment in Titanium that were credited to income prior to July 1, 2016 are included in investment income from non-affiliates investments on the condensed consolidated statements of operations.

Related Party Transactions

Note Payable — Related Parties

In June 2015, the Company entered into an unsecured revolving line of credit agreement with Universal Processing Services of Wisconsin, LLC (“UPSW”) and CrystalTech Web Hosting, Inc. (“NTS”). The maximum borrowings under the line of credit are $38,000,000. The outstanding balance bears interest at a rate equal to (a) the greater of LIBOR or 50 basis points plus (b) 7% or at a rate equal to (y) the greater of the Prime Rate or 3.5%, plus (z) 6%. At September 30, 2016, outstanding principal was $7,400,000. Interest expense incurred under the line for the three and nine months ended September 30, 2016 was $19,000 and $196,000, respectively. Interest expense incurred under the line for the three and nine months ended September 30, 2015 was $461,000 and $491,000, respectively.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 4 — TRANSACTIONS WITH AFFILIATED COMPANIES AND RELATED PARTY TRANSACTIONS:  – (continued)

Expenses Incurred from Controlled Portfolio Companies

The Company incurs expenses from certain controlled portfolio companies including managed technology services expenses from NTS, loan processing and closing expenses from various related parties and payroll processing fees from PMTWorks Payroll, LLC (“PMT”).

	Three Months Ended September 30, 2016	Three Months Ended September 30, 2015	Nine Months Ended September 30, 2016	Nine Months Ended September 30, 2015
Managed technology services	$297	$159	$747	$448
Loan processing and closing	14	82	29	197
Payroll processing	9	5	26	17
Consulting fees and other revenue	—	18	—	51

Beginning in April 2016, the Company began sub-leasing portions of its office space in Lake Success, New York to certain portfolio companies. Amounts charged for the three and nine months ended September 30, 2016 were as follows:

Portfolio Company	Three Months Ended September 30, 2016	Nine Months Ended September 30, 2016
Small Business Lending, LLC	$34	$76
CDS Business Services, Inc.	25	59
PMTWorks Payroll, LLC	8	19
Universal Processing Services of Wisconsin, LLC	6	17
Newtek Insurance Agency, LLC	23	31
Premier Payments LLC	19	40
Total	$115	$242

Amounts due from related parties and due to related parties were $3,012,000 and $1,191,000, respectively at September 30, 2016. Amounts due from related parties and due to related parties were $3,056,000 and $256,000, respectively at December 31, 2015.

Managerial Assistance Fees from Controlled Investments

The Company offers managerial assistance to all portfolio companies and currently provides managerial assistance to certain controlled portfolio companies. Amounts are charged based on estimates of time and effort spent by certain employees providing managerial services for certain controlled portfolio companies. Fees are recorded on a quarterly basis, are recurring in nature and charged at an arms length basis. The table below summarizes amounts charged to each controlled affiliate for the three and nine months ended September 30, 2016 and 2015. The amounts are recorded as a credit to salaries and benefits in the condensed consolidated statements of operations.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 4 — TRANSACTIONS WITH AFFILIATED COMPANIES AND RELATED PARTY TRANSACTIONS:  – (continued)

Portfolio Company	Three Months Ended September 30, 2016	Three Months Ended September 30, 2015	Nine Months Ended September 30, 2016	Nine Months Ended September 30, 2015
Universal Processing Services of Wisconsin, LLC	$112	$117	$347	$474
CrystalTech Web Hosting, Inc.	160	129	519	376
PMTWorks Payroll, LLC	26	51	79	149
Newtek Insurance Agency, LLC	52	62	187	181
Summit Systems and Designs, LLC	5	—	15	—
Secure CyberGateway Services, LLC	—	14	—	29
Premier Payments LLC	56	—	142	—
banc-serv Partners, LLC	58	—	58	—
Small Business Lending, LLC	108	52	427	156
Total	$577	$425	$1,774	$1,365

NOTE 5 — SERVICING ASSETS:

At September 30, 2016 and December 31, 2015, servicing assets are measured at fair value. The Company earns servicing fees from the SBA 7(a) loans it originates.

The following table summarizes the fair value and valuation assumptions related to servicing assets at September 30, 2016 and December 31, 2015:

	September 30, 2016	December 31, 2015
Fair Value	$15,619	$13,042
Discount factor(1)	12.03%	12.03%
Cumulative prepayment rate	15.50%	15.50%
Average cumulative default rate	20.00%	20.00%

(1)	Determined based on risk spreads and observable secondary market transactions.

Servicing fee income earned for the three months ended September 30, 2016 and 2015 was $1,551,000 and $1,262,000, respectively. Servicing fee income earned for the nine months ended September 30, 2016 and 2015 was $4,581,000 and $3,373,000, respectively.

NOTE 6 — FAIR VALUE MEASUREMENTS:

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date. In determining fair value, management uses various valuation approaches, all of which have been approved by the Company's Board. In accordance with GAAP, a fair value hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 6 — FAIR VALUE MEASUREMENTS:  – (continued)

The fair value hierarchy gives the highest priority (Level 1) to quoted prices in active markets for identical assets or liabilities and gives the lowest priority to unobservable inputs (Level 3). An asset or liability’s classification within the fair value hierarchy is based on the lowest level of significant input to its valuation. The levels of the fair value hierarchy are as follows:

Level 1	Quoted prices in active markets for identical assets or liabilities. Level 1 assets and liabilities include debt and equity securities and derivative contracts that are traded in an active exchange market, as well as certain U.S. Treasury, other U.S. Government and agency mortgage-backed debt securities that are highly liquid and are actively traded in over-the-counter markets.
Level 2	Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities, quoted prices in markets that are not active, or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities. Level 2 assets and liabilities include debt securities with quoted prices that are traded less frequently than exchange-traded instruments and derivative contracts whose value is determined using a pricing model with inputs that are observable in the market or can be derived principally from or corroborated by observable market data. This category generally includes certain U.S. Government and agency mortgage-backed debt securities, corporate debt securities, derivative contracts and residential mortgage loans held-for-sale.
Level 3	Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities. Level 3 assets and liabilities include financial instruments whose value is determined using pricing models, discounted cash flow methodologies, or similar techniques, as well as instruments for which the determination of fair value requires significant management judgment or estimation. This category generally includes certain private equity investments, retained residual interests in securitizations, residential mortgage servicing rights, and highly structured or long-term derivative contracts.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an asset or a liability’s categorization within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the asset or liability. The Company assesses the levels of assets and liabilities at each measurement date, and transfers between levels are recognized on the actual date of the event or change in circumstances that caused the transfers. There were no transfers among Level 1, 2 and 3 of the fair value hierarchy for assets and liabilities during the nine months ended September 30, 2016 or 2015. The following section describes the valuation techniques used by the Company to measure different assets and liabilities at fair value and includes the level within the fair value hierarchy in which the assets and liabilities are categorized.

Level 1 investments are valued using quoted market prices. Level 2 investments are valued using market consensus prices that are corroborated by observable market data and quoted market prices for similar assets and liabilities. Level 3 investments are valued at fair value as determined in good faith by the Board, based on input of management, the audit committee and independent valuation firms that have been engaged at the direction of the Board to assist in the valuation of certain portfolio investments without a readily available market quotation at least once during a trailing twelve-month period under a valuation policy and a consistently applied valuation process.

When determining fair value of Level 3 debt and equity investments, the Company may take into account the following factors, where relevant: the enterprise value of a portfolio company, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons to publicly traded securities,

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 6 — FAIR VALUE MEASUREMENTS:  – (continued)

changes in the interest rate environment and the credit markets generally that may affect the price at which similar investments may be made and other relevant factors. The primary methods for determining enterprise value include a discounted cash flow analysis and a multiple analysis whereby appropriate multiples are applied to the portfolio company’s net income before net interest expense, income tax expense, depreciation and amortization (“EBITDA”) or revenue. The enterprise value analysis is performed to determine the value of equity investments and to determine if debt investments are credit impaired. If debt investments are credit impaired, the Company will use the enterprise value analysis or a liquidation basis analysis to determine fair value. For debt investments that are not determined to be credit impaired, the Company uses a market interest rate yield analysis to determine fair value.

In addition, for certain debt investments, the Company may base its valuation on quotes provided by an independent third party broker.

Due to the inherent uncertainty of determining the fair value of Level 3 investments that do not have a readily available market value, the fair value of the investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that may ultimately be received or settled. Further, such investments are generally subject to legal and other restrictions or otherwise are less liquid than publicly traded instruments. If the Company were required to liquidate a portfolio investment in a forced or liquidation sale, the Company may realize significantly less than the value at which such investment had previously been recorded.

The Company’s investments are subject to market risk. Market risk is the potential for changes in the value due to market changes. Market risk is directly impacted by the volatility and liquidity in the markets in which the investments are traded.

The following tables present fair value measurements of the Company’s assets and liabilities measured at fair value and indicates the fair value hierarchy of the valuation techniques utilized by the Company to determine such fair values as of September 30, 2016 and December 31, 2015:

	Fair Value Measurements at September 30, 2016 Using:
	Total	Level 1	Level 2	Level 3
Assets:
Investments in money markets funds	$35	$35	$—	$—
Credits in lieu of cash	216	—	216	—
SBA unguaranteed non-affiliate investments	196,624	—	—	196,624
SBA guaranteed non-affiliate investments	8,754	—	8,754	—
Controlled investments	120,420	—	—	120,420
Other real estate owned(1)	978	—	978	—
Non-control/non-affiliate investments	1,020	—	—	1,020
Servicing assets	15,619	—	—	15,619
Total assets	$343,666	$35	$9,948	$333,683
Liabilities:
Notes payable in credits in lieu of cash	$216	$—	$216	$—

(1)	Included in Other Assets on the unaudited Condensed Consolidated Statements of Assets and Liabilities

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 6 — FAIR VALUE MEASUREMENTS:  – (continued)

For the nine months ended September 30, 2016, the change in unrealized appreciation (depreciation) included in the condensed consolidated statement of operations attributable to Level 3 investments still held at September 30, 2016 includes $578,000 in unrealized appreciation on SBA unguaranteed non-affiliate investments, $10,362,000 in unrealized appreciation on controlled investments, $43,000 in unrealized depreciation on non-control/non-affiliate investments and $1,341,000 in unrealized depreciation on servicing assets.

	Fair Value Measurements at December 31, 2015 Using:				Total Gains and (Losses)
	Total	Level 1	Level 2	Level 3
Assets:
Investments in money markets funds	$35	$35	$—	$—	$—
Credits in lieu of cash	860	—	860	—	(7)
SBA unguaranteed non-affiliate investments	158,355	—	—	158,355	(8,410)
SBA guaranteed non-affiliate investments	2,284	—	2,284	—	215
Controlled investments	104,376	—	—	104,376	12,250
Other real estate owned(1)	989	—	989	—	(221)
Non-control/non-affiliate investments	1,824	—	—	1,824	(24)
Servicing assets	13,042	—	—	13,042	(428)
Total assets	$281,765	$35	$4,133	$277,597	$3,375
Liabilities:
Notes payable in credits in lieu of cash	$860	$—	$860	$—	$(3)

(1)	Included in Other Assets on the Condensed Consolidated Statements of Assets and Liabilities

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 6 — FAIR VALUE MEASUREMENTS:  – (continued)

The following table represents the changes in investments and servicing assets measured at fair value using Level 3 inputs for the nine months ended September 30, 2016 and 2015:

	Nine Months Ended September 30, 2016
	SBA Unguaranteed Investments	Controlled Investments	Non-Control/ Non-Affiliate Investments	Servicing Assets
Fair value, beginning of period	$158,355	$104,376	$1,824	$13,042
Net change in unrealized appreciation (depreciation)	869	10,362	(43)	(1,341)
Realized loss	(763)	—	—	—
SBA unguaranteed non-affiliate investments, originated	51,567	—	—	—
Foreclosed real estate acquired	(387)	—	—	—
Funding of investments	—	6,275	1,020	—
Transfer from due from related parties	—	435	—	—
Transfer of Titanium Asset Management, LLC from non-control/non-affiliate to Controlled Investments	—	1,146	(1,146)	—
Purchase of loan from SBA	2,057	—	—	—
Principal payments received on debt investments	(15,074)	(2,174)	(635)	—
Additions to servicing assets	—	—	—	3,918
Fair value, end of period	$196,624	$120,420	$1,020	$15,619

	Nine Months Ended September 30, 2015
	SBA Unguaranteed Investments	Controlled Investments	Non-Control/ Non-Affiliate Investments	Servicing Assets
Fair value, beginning of period	$121,477	$77,499	$—	$9,483
Net change in unrealized appreciation (depreciation)	(1,667)	10,289	—	(1,177)
Realized loss	(628)	—	—	—
SBA unguaranteed non-affiliate investments, originated	39,084	—	—	—
Foreclosed real estate acquired	(832)	—	—	—
Funding of investments	—	16,703	2,200	—
Return of investment	—	(2,965)	—	—
Purchase of loan from SBA	703	—	—	—
Principal payments received on debt investments	(13,847)	(800)	(84)	—
Additions to servicing assets	—	—	—	3,589
Fair value, end of period	$144,290	$100,726	$2,116	$11,895

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 6 — FAIR VALUE MEASUREMENTS:  – (continued)

The following tables provide a summary of quantitative information about the Company’s Level 3 fair value measurements as of September 30, 2016 and December 31, 2015. In addition to the techniques and inputs noted in the table below, according to our valuation policy we may also use other valuation techniques and methodologies when determining our fair value measurements. The tables below are not intended to be all-inclusive, but rather provide information on the significant Level 3 inputs as they relate to the Company’s fair value measurements at September 30, 2016 and December 31, 2015.

	Fair Value as of September 30, 2016	Valuation Techniques	Unobservable Input	Weighted Average	Range
					Minimum	Maximum
Assets:
SBA unguaranteed non-affiliate investments performing loans	$187,779	Discounted cash flow	Market yields	5.05%	5.05%	5.05%
SBA unguaranteed non-affiliate investments non-performing loans	$8,845	Discounted cash flow	Market yields	6.24%	6.24%	6.24%
Controlled equity investments(A)(B)	$116,029	Market comparable companies	EBITDA multiples	6.10x	3.00x	7.00x
		Market comparable companies	Revenue multiples	1.20x	0.60x	3.00x
		Discounted cash flow	Weighted average cost of capital	12.60%	10.60%	15.20%
Controlled debt investments	$4,391	Discounted cash flow	Market yields	7.08%	3.00%	12.00%
Non-control/non-affiliate debt investments	$1,020	Liquidation value	Asset value	N/A	N/A	N/A
Servicing assets	$15,619	Discounted cash flow	Market yields	12.03%	12.03%	12.03%

(A)	In determining the fair value of the Company's controlled equity investments as of September 30, 2016, the proportion of the market comparable companies valuation technique and the discounted cash flow valuation technique were 46.0% and 54.0%, respectively, on a weighted average basis.
(B)	The Company valued $105,109,000 of investments using an equal weighting of EBITDA and revenue multiples and $1,020,000 of investments using only revenue multiples in the overall valuation approach which included the use of market comparable companies. The Company valued $9,900,000 of investments using only discounted cash flows.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 6 — FAIR VALUE MEASUREMENTS:  – (continued)

	Fair Value as of December 31, 2015	Valuation Techniques	Unobservable Input	Weighted Average	Range
					Minimum	Maximum
Assets:
SBA unguaranteed non-affiliate investments performing loans	$152,158	Discounted cash flow	Market yields	5.30%	5.30%	5.30%
SBA unguaranteed non-affiliate investments non-performing loans	$6,197	Discounted cash flow	Market yields	8.76%	8.76%	8.76%
Controlled equity investments(A)(B)	$100,310	Market comparable companies	EBITDA multiples	6.00x	3.00x	7.00x
		Market comparable companies	Revenue multiples	1.08x	0.50x	3.00x
		Discounted cash flow	Weighted average cost of capital	12.37%	11.30%	15.60%
Controlled debt investments	$4,066	Discounted cash flow	Market yields	6.26%	5.75%	7.50%
Non-control/non-affiliate debt investments	$1,824	Liquidation value	Asset value	N/A	N/A	N/A
Servicing assets	$13,042	Discounted cash flow	Market yields	12.03%	12.03%	12.03%

(A)	In determining the fair value of the Company's controlled equity investments as of December 31, 2015, the proportion of the market comparable companies valuation technique and the discounted cash flow valuation technique were 47.1% and 52.9%, respectively, on a weighted average basis.
(B)	The Company valued $92,865,000 of investments using an equal weighting of EBITDA and revenue multiples and $1,020,000 of investments using only revenue multiples in the overall valuation approach which included the use of market comparable companies. The Company valued $6,425,000 of investments using only discounted cash flows.

NOTE 7 — BORROWINGS:

Notes Due 2021

In April 2016, the Company and U.S. Bank, N.A. (the “Trustee”), entered into the Second Supplemental Indenture (the “Second Supplemental Indenture”) to the Base Indenture between the Company and the Trustee, relating to the Company’s issuance, offer and sale of $35,000,000 aggregate principal amount of 7.0% Notes due 2021 (the “2021 Notes”). The Company granted an overallotment option of up to $5,250,000 in aggregate principal amount of the 2021 Notes. The sale of the Notes generated proceeds of approximately $33,750,000, net of underwriter's fees and expenses. In May 2016, the underwriters exercised their option to purchase $5,250,000 in aggregate principal amount of notes for an additional $5,066,000 in net proceeds.

The Notes will mature on March 31, 2021 and may be redeemed in whole or in part at the Company’s option at any time or from time to time on or after April 22, 2017, at a redemption price of 100% of the outstanding principal amount thereof plus accrued and unpaid interest payments otherwise payable for the then-current quarterly interest period accrued to but not including the date fixed for redemption. The 2021 Notes bear interest at a rate of 7.0% per year payable quarterly on March 31, June 30, September 30, and December 31 of each year, commencing on June 30, 2016, and trade on the Nasdaq Global Market under the trading symbol “NEWTL.” As of September 30, 2016, the Company was in compliance with all terms of the 2021 Notes.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 7 — BORROWINGS:  – (continued)

At September 30, 2016 and December 31, 2015, the Company had borrowings comprised of the following:

	September 30, 2016			December 31, 2015
	Commitments	Borrowings Outstanding	Weighted Average Interest Rate	Commitments	Borrowings Outstanding	Weighted Average Interest Rate
Capital One line of credit – guaranteed(1)	$50,000	$26,400	4.50%	$50,000	$29,100	4.25%
Capital One line of credit – unguaranteed(1)	—	23,519	5.38%	—	—	—%
Notes due 2021	40,250	38,680	7.00%	—	—	—%
Notes due 2022	8,324	7,832	7.50%	8,324	7,770	7.50%
Note payable – related parties	38,000	7,400	7.50%	38,000	5,647	7.50%
Notes payable – Securitization Trusts	75,550	73,471	3.64%	91,745	89,244	3.29%
Total	$212,124	$177,302	5.07%	$188,069	$131,761	3.93%

(1)	Total combined commitments of the guaranteed and unguaranteed lines of credit are $50,000,000 at September 30, 2016 and December 31, 2015.

Outstanding borrowings under the Notes due 2022, Notes due 2021 and Notes payable — Securitization Trusts consisted of the following:

	September 30, 2016			December 31, 2015
	Notes Due 2022	Notes Due 2021	Notes Payable – Securitization Trusts	Notes Due 2022	Notes Payable – Securitization Trusts
Principal	$8,324	$40,250	$75,550	$8,324	$91,745
Unamortized debt issuance costs	(492)	(1,570)	(2,079)	(554)	(2,501)
Net carrying amount	$7,832	$38,680	$73,471	$7,770	$89,244

At September 30, 2016 and December 31, 2015, the carrying amount of the Company's borrowings under the Capital One lines of credit, Notes payable — related parties and Notes payable — Securitization Trusts, approximates fair value due to their variable interest rates.

The fair value of the fixed rate Notes due 2022 and Notes due 2021 is based on the closing public share price on the date of measurement. On September 30, 2016, the closing price of the Notes due 2022 was $25.88 per note, or $8,617,000. On September 30, 2016, the closing price of the Notes due 2021 was $25.59 per note, or $41,120,000. These borrowings are not recorded at fair value on a recurring basis.

Total interest expense including unused line fees and amortization of deferred financing costs related to borrowings for the three months ended September 30, 2016 and 2015 was $2,328,000 and $1,823,000, respectively. Total interest expense for the nine months ended September 30, 2016 and 2015 on all Company borrowings was $5,764,000 and $4,075,000, respectively.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 8 — COMMITMENTS AND CONTINGENCIES:

Legal Matters

We may, from time to time, be involved in litigation arising out of our operations in the normal course of business or otherwise. Furthermore, third parties may try to seek to impose liability on us in connection with the activities of our portfolio companies. While the outcome of any current legal proceedings cannot at this time be predicted with certainty, we do not expect any current matters will materially affect our financial condition or results of operations; however, there can be no assurance whether any pending legal proceedings will have a material adverse effect on our financial condition or results of operations in any future reporting period.

Guarantees

The Company is a guarantor on a bank line of credit held at CDS Business Services, Inc. (“NBC”), a controlled portfolio company. Maximum borrowings under the line of credit are $10,000,000 with a maturity date of February 2017. At September 30, 2016, total principal owed by NBC was $7,353,000. In addition, the Company deposited $750,000 to collateralize the guarantee. On August 27, 2015, NBC entered into Amendment No. 2 (the “Amendment”) to the Loan and Security Agreement, dated February 28, 2011 (as amended through August 27, 2015, including the Amendment, the “Agreement”), by and between Sterling National Bank (“Sterling”) and NBC. The Amendment permits NBC to use a portion of the warehouse line of credit provided by Sterling under the Agreement to fund inventory financing arrangements NBC may provide to its clients. The Amendment also removed certain restrictions placed upon the Company in connection with its guaranty of the credit facility provided under the Agreement. At September 30, 2016, the Company determined that it is not probable that payments would be required to be made under the guarantee.

NBC also entered into an additional Loan and Security Agreement with Sterling on August 27, 2015 (the “504 Loan Agreement”), pursuant to which Sterling and any future participant lenders agreed to provide NBC another line of credit to fund SBA 504 loans extended by NBC (the “504 Facility”). Maximum borrowings under the 504 Facility are $35,000,000, depending upon syndication. At September 30, 2016, total principal owed by NBC was $1,208,000. The 504 Loan Agreement specifies certain events of default, pursuant to which all outstanding amounts under the 504 Facility could become immediately due and payable. In addition, the Company has guaranteed NBC’s obligations under the 504 Loan Agreement, pursuant to a Guaranty dated as of August 27, 2015. At September 30, 2016, the Company determined that it is not probable that payments would be required to be made under the guarantee.

On June 23, 2015, UPSW and NTS (together, the “Borrowers”), each a controlled portfolio company of the Company, entered into a Credit and Guaranty Agreement (the “Agreement”), dated June 23, 2015, with Goldman Sachs Bank USA (“GS Bank”), as Administrative Agent, Collateral Agent and Lead Arranger, pursuant to which GS Bank agreed to extend the Borrowers a term loan facility up to an aggregate principal amount of $38,000,000 (the “Facility” and each term loan made thereunder, a “Term Loan”). On September 18, 2015, the Agreement was amended to add Premier Payments LLC (“Premier”) as a borrower. The Company, Newtek Business Services Holdco 1, Inc., a wholly owned subsidiary of the Company (“Intermediate Holdings”), and certain subsidiaries of Intermediate Holdings party to the Agreement from time to time, have agreed to guarantee the repayment of the Facility and are parties to the Agreement as “Guarantors” thereunder. At September 30, 2016, $22,000,000 was outstanding under this Facility. At September 30, 2016, the Company determined that it is not probable that payments would be required to be made under the guarantee.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 9 — FINANCIAL HIGHLIGHTS:

The financial highlights for the Company are as follows:

	Nine Months Ended September 30, 2016	Nine Months Ended September 30, 2015
Per share data(1)
Net asset value at beginning of period	$14.06	$16.31
Dividends from capital gains	(1.13)	(0.86)
Net investment loss	(0.52)	(0.61)
Net realized gain on investments	1.55	2.12
Net unrealized appreciation on investments	0.82	0.53
Net unrealized depreciation on servicing assets	(0.09)	(0.11)
Exponential of New York, LLC distribution to members	—	(0.22)
Consolidation of Exponential Business Development Co., Inc.	(0.03)	—
Stock compensation	0.02	—
Change in provision for deferred taxes	(0.31)	—
Impact of restricted stock awards	(0.11)	—
Reversal of deferred tax asset	—	(0.28)
Net asset value at end of period	$14.26	$16.88
Per share market value at end of period	$14.26	$16.43
Total return based on market value(3)	10.27%	17.14%
Total return based on average net asset value(2)(4)	12.61%	4.61%
Shares outstanding at end of period (in thousands)	14,594	10,353
Ratios/Supplemental Data:
Ratio of expenses to average net assets(2)	19.06%	18.49%
Ratio of net investment loss to average net assets	(3.68)%	(3.67)%
Net assets at end of period	$208,172	$174,733
Average debt outstanding	$154,640	$134,322
Average debt outstanding per share	$10.60	$12.97
Asset coverage ratio	217%	219%
Portfolio turnover	89.03%	88.53%

(1)	Based on actual number of shares outstanding at the end of the corresponding period or the weighted average shares outstanding for the period, unless otherwise noted, as appropriate.
(2)	Annualized.
(3)	Assumes dividends are reinvested.
(4)	Total return based on average net asset value was calculated using the sum of ending net asset value plus dividends to stockholders during the period, divided by the beginning net asset value.

NOTE 10 — STOCK BASED COMPENSATION:

Stock Plan

The Company accounts for its stock-based compensation plan using the fair value method, as prescribed by ASC 718, Compensation — Stock Compensation. Accordingly, for restricted stock awards, the Company measured the grant date fair value based upon the market price of its common stock on the date of the grant and amortizes the fair value of the awards as stock-based compensation expense over the requisite service period, which is generally the vesting term.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 10 — STOCK BASED COMPENSATION:  – (continued)

The Compensation, Corporate Governance and Nominating Committee of Company's Board approves the issuance of shares of restricted stock to employees and directors pursuant to the Company’s 2015 Equity Incentive Plan (the “Equity Incentive Plan”). These shares generally vest over a one-year period from the grant date. The fair value is expensed over the service period, starting on the grant date. The following table summarizes the restricted stock issuances under the Equity Incentive Plan, net of shares forfeited, if any, and the remaining shares of restricted stock available for issuance as of September 30, 2016.

Restricted Stock authorized under the plan(1)	1,459,439
Less restricted stock granted during:
Nine months ended September 30, 2016	100,050
Restricted stock available for issuance as of September 30, 2016	1,359,389

(1)	A maximum of 20% of total shares of common stock issued and outstanding, calculated on a fully diluted basis, not to exceed 3,000,000 shares, are available for awards of restricted stock and stock options under the Equity Incentive Plan. No more than 50% of the shares of stock reserved for the grant of awards under the Equity Incentive Plan may be restricted stock awards at any time during the term of the Equity Incentive Plan. No stock options have been granted under the Equity Incentive Plan.

On August 2, 2016, the Board granted 100,050 shares of restricted stock to certain employees and officers. The shares of restricted stock, including dividends paid in common stock, vest on August 15, 2017.

For the three and nine months ended September 30, 2016 the Company recognized total stock-based compensation expense of $226,000.

As of September 30, 2016, there was $1,129,000 of total unrecognized compensation expense related to unvested restricted shares. This compensation expense is expected to be recognized over a remaining weighted-average period of approximately 0.83 years as of September 30, 2016.

NOTE 11 — EARNINGS PER SHARE:

The following table summarizes the calculations for the net increase in net assets per common share for the three and nine months ended September 30, 2016 and 2015:

	Three Months Ended September 30, 2016	Three Months Ended September 30, 2015	Nine Months Ended September 30, 2016	Nine Months Ended September 30, 2015
Net increase in net assets	$10,040	$4,749	$21,016	$19,628
Weighted average shares outstanding	14,556	10,318	14,515	10,244
Net increase in net assets per common share	$0.69	$0.46	$1.45	$1.92

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 12 — DIVIDENDS AND DISTRIBUTIONS:

The Company's dividends and distributions are recorded on the declaration date. The following table summarizes the Company's dividend declarations and distributions during the nine months ended September 30, 2016 and 2015.

Date Declared	Record Date	Payment Date	Amount Per Share	Cash Distribution	DRIP Shares Issued	DRIP Shares Value
September 30, 2016
February 25, 2016	March 22, 2016	March 31, 2016	$0.35	$4,708	29	$362
June 9, 2016	June 20, 2016	June 30, 2016	$0.35	$4,985	7	$83
September 7, 2016	September 20, 2016	September 30, 2016	$0.43	$6,152	6	$77
September 30, 2015
March 19, 2015	March 30, 2015	April 13, 2015	$0.39	$3,985	—	$—
June 15, 2015	June 29, 2015	July 15, 2015	$0.47	$4,715	5	$87

During the nine months ended September 30, 2016, an additional 3,000 shares valued at $43,000 were issued related to dividends from unvested restricted stock awards.

NOTE 13 — SUPPLEMENTAL FINANCIAL DATA:

Summarized Financial Information of Our Unconsolidated Subsidiaries

The Company holds a controlling interest, as defined by the 1940 Act, as amended, in portfolio companies that are not consolidated in the Company's condensed consolidated financial statements. Below is a brief description of a portfolio company that is required to have supplemental disclosure incorporated in our financial statements in accordance with Regulation S-X section 4-08(g), along with summarized financial information as of September 30, 2016 and 2015.

Universal Processing Services of Wisconsin, LLC

UPSW markets credit and debit card processing services, check approval services and ancillary processing equipment and software to merchants who accept credit cards, debit cards, checks and other non-cash forms of payment. The Company generated $1,700,000 and $4,500,000 in dividend income from UPSW and recorded $5,900,000 and $9,600,000 in unrealized appreciation for the three and nine months ended September 30, 2016, respectively. The Company generated $1,300,000 and $3,600,000 in dividend income from UPSW and recorded $600,000 and $5,339,000 in unrealized appreciation for the three and nine months ended September 30, 2015, respectively.

The summarized financial information of our unconsolidated subsidiary is as follows:

Balance Sheets – Universal Processing Services of Wisconsin, LLC	As of September 30, 2016	As of December 31, 2015
Current assets	$5,944	$6,126
Noncurrent assets	8,348	11,288
Total assets	$14,292	$17,414
Current liabilities	2,947	3,911
Noncurrent liabilities	16,999	16,999
Total liabilities	$19,946	$20,910
Total deficit	$(5,654)	$(3,496)

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 13 — SUPPLEMENTAL FINANCIAL DATA:  – (continued)

Statements of Income – Universal Processing Services of Wisconsin, LLC	Three Months Ended September 30, 2016	Three Months Ended September 30, 2015	Nine Months Ended September 30, 2016	Nine Months Ended September 30, 2015
Revenue	$26,466	$24,248	$76,947	$72,603
Expenses	24,553	22,703	71,410	67,716
Income from operations	$1,913	$1,545	$5,537	$4,887
Interest (expense) income, net	(384)	(24)	(1,048)	(25)
Income before tax	$1,529	$1,521	$4,489	$4,862

Newtek Business Services Corp. and Subsidiaries
Schedule of Investments In and Advances to Affiliates
Nine Months Ended September 30, 2016

Portfolio Company/Type of Investment(1)	Amount of Interest, Fees or Dividends Credited in Income	Fair Value at December 31, 2015	Gross Additions(2)	Gross Reductions(3)	Fair Value at September 30, 2016
Control Investments
Advanced Cyber Security Systems, LLC
50% Membership Interest	$—	$—	$—	$—	$—
Term Loan	—	—	—	—	—
Automated Merchant Services, Inc.
100% Common Stock	—	—	—	—	—
CDS Business Services, Inc.
100% Common Stock	—	925	—	(925)	—
Line of Credit	92	2,870	100	(1,000)	1,970
CrystalTech Web Hosting, Inc.
100% Common Stock	990	21,414	—	(1,305)	20,109
Fortress Data Management, LLC
100% Membership Interest	—	—	—	—	—
Newtek Insurance Agency, LLC
100% Membership Interest	—	2,500	—	—	2,500
PMTWorks Payroll, LLC
100% Membership Interest	—	1,020	25	(25)	1,020
Term Loans	109	—	1,185	—	1,185
Secure CyberGateway Services, LLC
66.7% Membership Interest	39	—	—	—	—
Term Loan	42	1,196	2	(900)	298
Premier Payments LLC
100% Membership Interest	1,350	16,503	3,997	—	20,500
Small Business Lending, LLC
100% Membership Interest	600	5,500	—	(1,000)	4,500
banc-serv Partners, LLC
100% Membership Interest	240	—	5,400	—	5,400
Titanium Asset Management, LLC(4)
100% Membership Interest	—	—	—	—	—
Term Loans	8	1,824	67	(953)	938
Summit Systems and Designs, LLC
100% Membership Interest	—	—	—	—	—

Newtek Business Services Corp. and Subsidiaries
Schedule of Investments In and Advances to Affiliates – (continued)
Nine Months Ended September 30, 2016

Portfolio Company/Type of Investment(1)	Amount of Interest, Fees or Dividends Credited in Income	Fair Value at December 31, 2015	Gross Additions(2)	Gross Reductions(3)	Fair Value at September 30, 2016
Universal Processing Services of Wisconsin, LLC
100% Membership Interest	4,500	52,448	9,552	—	62,000
Total Control Investments	$7,970	$106,200	$20,328	$(6,108)	$120,420

This schedule should be read in connection with the Company's Condensed Consolidated Financial Statements, including the Consolidated Schedule of Investments and Notes to the Condensed Consolidated Financial Statements.

(1)	The principal amount and ownership detail as shown in the Company's Consolidated Schedule of Investments.
(2)	Gross additions includes increases in the cost basis of investments resulting from new portfolio investments, follow-on investments and the exchange of one or more existing securities for one or more new securities. Gross additions also includes net increases in unrealized appreciation or net decreases in unrealized depreciation.
(3)	Gross reductions include decreases in the cost basis of investments resulting from principal payments or sales and exchanges of one or more existing securities for one or more new securities. Gross reductions also include net increases in unrealized depreciation or net decreases in unrealized appreciation.
(4)	Prior to July 1, 2016, Titanium was not a controlled investment. Interest, fees, and dividends credited to income only include the period for which Titanium was a controlled investment.

PROSPECTUS

Newtek Business Services Corp.

$300,000,000
Common Stock
Preferred Stock
Subscription Rights
Warrants
Debt Securities

This prospectus relates to the offer, from time to time, in one or more offerings or series, of up to $300,000,000 of common stock, preferred stock, subscription rights to purchase shares of common stock, warrants or debt securities, which we refer to, collectively, as the “securities”. The preferred stock, subscription rights, warrants and debt securities offered hereby may be convertible or exchangeable into shares of common stock. The securities may be offered at prices and on terms to be described in one or more supplements to this prospectus.

In the event we offer common stock, the offering price per share of our common stock less any underwriting discounts or commissions will generally not be less than the net asset value per share of our common stock at the time we make the offering. However, we may issue shares of our common stock pursuant to this prospectus at a price per share that is less than our net asset value per share (i) in connection with a rights offering to our existing stockholders, (ii) with the prior approval of the majority of our common stockholders or (iii) under such other circumstances as the Securities and Exchange Commission may permit.

We may sell our common stock through underwriters or dealers, “at-the-market” to or through a market maker into an existing trading market or otherwise directly to one or more purchasers or through agents or through a combination of methods of sale. Each prospectus supplement relating to an offering will identify any agents or underwriters involved in the sale of the securities, and will disclose any applicable purchase price, fee, discount or commissions arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution”. We may not sell any of the securities through agents, underwriters or dealers without delivery of this prospectus and a prospectus supplement describing the method and terms of the offering of such securities.

Newtek Business Services Corp. is an internally managed, non-diversified, closed-end management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended. Along with its wholly owned subsidiary and controlled portfolio companies, Newtek provides a wide range of business services and financial products under the Newtek® brand to the small- and medium-sized business market. Newtek’s products and services include: Business Lending, including SBA 7(a) and 504 lending, Electronic Payment Processing, Managed Technology Solutions (Cloud Computing), eCommerce, Accounts Receivable and Inventory Financing, Insurance Solutions, Web and Ecommerce Solutions, Data Backup, Storage and Retrieval, and Payroll and Benefit Solutions.

Our investment objective is to generate both current income and capital appreciation primarily through loans originated by our small business finance platform and our equity investments in certain portfolio companies that we control.

Our common shares are currently traded on the Nasdaq Global Market under the symbol “NEWT.” As of August 22, 2016, the last reported closing price of our common shares on the Nasdaq Global Market was $13.45.

An investment in our securities is subject to risks and involves a heightened risk of total loss of investment. In addition, the companies in which we invest are subject to special risks. Shares of closed-end investment companies, including business development companies, frequently trade at a discount to their net asset value. If our shares trade at a discount to our net asset value, it may increase the risk of loss for purchasers in this offering. In addition, the companies in which we invest are subject to their own risks. See “Risk Factors” beginning on page 22 to read about factors you should consider, including the risk of leverage, before investing in our securities.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus may not be used to consummate sales of our securities unless accompanied by a prospectus supplement.

Please read this prospectus and any accompanying prospectus supplements before investing and keep each for future reference. This prospectus and any accompanying prospectus supplements contain important information about us that a prospective investor ought to know before investing in our securities. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission (“SEC”). This information is available free of charge by contacting us by mail at 1981 Marcus Avenue, Suite 130, Lake Success, New York 11042, by telephone at (212) 356-9500 or on our website at http://www.NewtekOne.com. The SEC also maintains a website at http://www.sec.gov that contains such information. Information contained on our website or on the SEC’s web site about us is not incorporated into this prospectus and you should not consider information contained on our website or on the SEC’s website to be part of this prospectus.

The date of this prospectus is August 26, 2016.

You should rely only on the information contained in this prospectus and any accompanying prospectus supplement. We have not authorized any dealer, salesman or other person to give any information or to make any representation other than those contained in this prospectus or any prospectus supplement to this prospectus. You must not rely upon any information or representation not contained in this prospectus or any such supplements as if we had authorized it. This prospectus and any such supplements do not constitute an offer to sell or a solicitation of any offer to buy any security other than the registered securities to which they relate, nor do they constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction. The information contained in this prospectus and any such supplements is accurate as of the dates on their covers. Our business, financial condition, results of operations and prospects may have changed since then.

i

ii

ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we have filed with the Securities and Exchange Commission (“SEC”), using the “shelf” registration process. Under the shelf registration process, which constitutes a delayed offering in reliance on Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), the Company may offer, from time to time, in one or more offerings, up to $300,000,000 of common stock, preferred stock, subscription rights to purchase shares of common stock, warrants or debt securities, on terms to be determined at the time of the offering. The securities may be offered at prices and on terms described in one or more supplements to this prospectus. This prospectus provides you with a general description of the offerings of securities that we may conduct pursuant to this prospectus. Each time we use this prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. A prospectus supplement may also add, update or change information contained in this prospectus.

Please carefully read this prospectus and any such supplements together with any exhibits and the additional information described under “Available Information” and in the “Prospectus Summary” and “Risk Factors” sections before you make an investment decision.

PROSPECTUS SUMMARY

The following summary contains basic information about offerings pursuant to this prospectus. It may not contain all the information that is important to you. For a more complete understanding of offerings pursuant to this prospectus, we encourage you to read this entire prospectus and the documents to which we have referred in this prospectus, together with any accompanying prospectus supplements, including the risks set forth under the caption “Risk Factors” in this prospectus and any accompanying prospectus supplement and the information set forth under the caption “Available Information” in this prospectus. Throughout this prospectus, we refer to Newtek Business Services Corp., its consolidated subsidiaries and its predecessor, Newtek Business Services, Inc., as the “Company,” “we,” “us,” “our,” and “Newtek.”

Our Business

We are an internally managed non-diversified closed-end management investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). Additionally, we intend to elect to be treated as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) for U.S. federal income tax purposes, beginning with our 2015 tax year. Our investment activities are managed by our executive officers and supervised by our board of directors (the “Board”).

Our investment objective is to generate both current income and capital appreciation primarily through loans originated by our small business finance platform and our equity investments in certain portfolio companies that we control. We currently are the largest non-bank financial institution licensed by the U.S. Small Business Administration (“SBA”) under the federal Section 7(a) loan program based on dollar lending volume. We generally structure our loans so that we can both sell the government guaranteed portions of loans and securitize the unguaranteed portions. This structure generally allows us to recover our capital and earn excess capital on each loan, typically within a year. We may in the future determine to retain the government guaranteed or unguaranteed portions of loans pending deployment of excess capital. Additionally, we and our controlled portfolio companies provide a wide range of business and financial products to over 100,000 small- and medium-sized business (“SMB”) accounts, including electronic payment processing, managed technology solutions (cloud computing), e-commerce, accounts receivable and inventory financing, The Secure Gateway, personal and commercial insurance services, web services, data backup, storage and retrieval and payroll and benefits solutions. We support the operations of our controlled portfolio companies by providing access to our proprietary and patented technology platform, including NewTracker®, our patented prospect management software.

We define SMBs as companies having revenues of $1 million to $100 million, and we estimate the SMB market to be over 27 million businesses in the U.S. While our primary investments include making loans and providing business services to the SMB market through our controlled portfolio companies, we also may make opportunistic investments in larger or smaller companies. We expect to generate returns through a combination of realized gains on the sale of the government guaranteed portions of SBA 7(a) loans, contractual interest payments on debt investments, dividends from our controlled portfolio companies, equity appreciation (through direct investment in our controlled portfolio companies), servicing income and other income. We can offer no assurance that we will achieve our investment objective.

Organizational Overview

On November 12, 2014, our predecessor, Newtek Business Services, Inc. (“Newtek NY”), merged with and into Newtek Business Services Corp. for the purpose of reincorporating the Company in the state of Maryland in anticipation of the election by the Company to be regulated as a BDC under the 1940 Act (the “BDC Conversion”). In addition, on October 22, 2014, we effectuated a 1 for 5 reverse stock split (the “Reverse Stock Split”) to attract institutional investors. As a result of the BDC Conversion, Newtek NY ceased to exist and the Company succeeded to Newtek NY’s operations as the sole surviving entity.

The Company is a Maryland corporation that is an internally managed, non-diversified closed-end management investment company that has elected to be regulated as a BDC under the 1940 Act. As a BDC, we are required to meet regulatory tests, including the requirement to invest at least 70% of our gross assets in “qualifying assets.” Qualifying assets generally include securities of private or thinly traded

U.S. companies and cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. See “Regulation” in the accompanying prospectus. In addition, we intend to elect to be treated for U.S. federal income tax purposes, and intend to qualify annually thereafter, as a RIC under the Code. See “Material U.S. Federal Income Tax Considerations” in this prospectus.

Set forth below is a diagram of our current organizational structure:

(1)	Consolidated subsidiary that is part of the Company’s small business finance platform, and operates as a nationally licensed SBA lender under the federal Section 7(a) program with preferred lender program status (see below).
(2)	Consists of indirect and direct SBA 7(a) Loans to small businesses.
(3)	Wholly-owned portfolio company that is part of the Company’s small business finance platform. Provides receivables financing, management services, and managerial assistance to SMBs (see below).
(4)	Wholly-owned portfolio company that markets credit and debit card processing services, check approval services, processing equipment, and software (see below).
(5)	Wholly-owned portfolio company that provides website hosting, dedicated server hosting, cloud hosting, web design and development, internet marketing, ecommerce, data storage and backup, and other related services (see below).
(6)	Wholly-owned portfolio company that is part of the Company’s small business finance platform. Provides third-party loan services for SBA and non-SBA loans (see below).
(7)	Wholly-owned portfolio company that markets credit and debit card processing services, check approval services, processing equipment, and software (see below).
(8)	Includes: (i) Newtek Insurance Agency, LLC, a wholly-owned portfolio company which is a retail and wholesale brokerage insurance agency specializing in the sale of commercial and health/benefits lines insurance products to the SMB market as well as various personal lines of insurance. It is licensed in all 50 states; (ii) PMT Works Payroll, LLC d/b/a Newtek Payroll and Benefits Solutions, a wholly-owned portfolio company which offers an array of industry standard and competitively priced payroll management, payment and tax reporting services to SMBs; (iii) ADR Partners, LLC d/b/a banc-serv Partners, LLC, a wholly-owned portfolio company which provides lending institutions with outsourced solutions for the entire U.S. Small Business Administration (“SBA”) lending process, including credit analysis, structuring and eligibility, packaging, closing compliance and servicing.

Small Business Finance Platform

Our portfolio consists of guaranteed and unguaranteed non-affiliate SBA loan investments that were made through our small business finance platform, which includes Newtek Small Business Finance, LLC (“NSBF”), a nationally licensed SBA lender under the federal Section 7(a) loan program (“SBA 7(a) loans”). SBA 7(a) loans are partially guaranteed by the SBA, an independent government agency that facilitates one of the nation’s largest sources of SMB financing. SBA guarantees typically range between 75% and 90% of the principal and interest due. NSBF has a dedicated Senior Lending Team that originates, sells and services SBA 7(a) loans to qualifying SMBs. NSBF sells the guaranteed portions of its SBA 7(a) loans, typically within two weeks of origination, and retains the unguaranteed portion until accumulating sufficient loans for a securitization. NSBF’s securitization process is as follows. After accumulating sufficient loans, the loans are transferred to a special purpose vehicle (a “Trust”), which in turn issues notes against the Trust’s assets in a private placement. The Trust’s primary source of income for repaying the securitization notes is the cash flows generated from the unguaranteed portion of SBA 7(a) loans now owned by the Trust; principal on the securitization notes will be paid by cash flow in excess of that needed to pay various fees related to the operation of the Trust and interest on the debt. Securitization notes have an expected maturity of about five years, and the Trust is dissolved when the securitization notes are paid in full.

NSBF has received preferred lender program (“PLP”) status, a designation whereby the SBA authorizes the most experienced SBA lenders to place SBA guarantees on loans without seeking prior SBA review and approval. PLP status allows NSBF to serve its clients in an expedited manner since it is not required to present applications to the SBA for concurrent review and approval.

NSBF maintains a diversified pool of loans by making smaller loans, approximately $1.0 million or less, that are dispersed both geographically and among industries, thereby limiting NSBF’s exposure to regional and industry-specific economic downturns. NSBF supports its lending activities with lines of credit for the unguaranteed and guaranteed portions of SBA 7(a) Loans, which, as of June 30, 2016, had outstanding balances of $7,850,000 and $17,200,000, respectively. See Management’s Discussion and Analysis of Financial Condition and Results of Operations — Capital Resources — Capital One Facility.

NSBF evaluates the credit quality of its loan portfolio by employing a risk rating system that is similar to the Uniform Classification System, which is the asset classification system adopted by the Federal Financial Institution Examinations Council. NSBF’s risk rating system is granular with multiple risk ratings in both the Acceptable and Substandard categories. NSBF assigns ratings based on numerous factors, including credit risk scores, collateral type, loan to value ratios, industry, financial health of the business, payment history, other internal metrics/analysis, and qualitative assessments. NSBF refreshes risk ratings as appropriate based upon considerations such as market conditions, loan characteristics, and portfolio trends. Refer to “Business —  Ongoing Relationships with Portfolio Companies” for a description of our risk rating system.

The small business finance platform also includes Newtek Business Credit Solutions (“NBC”), a wholly-owned portfolio company that provides financing services to businesses through receivables financing and, beginning in 2015, originates loans under the SBA 504 loan program. NBC provides billing and accounts receivable maintenance services to businesses, as well as inventory financing services to businesses via prime plus interest lending based on eligible inventory balances. NBC also offers managerial assistance to SMBs, including offering back office receivables services, such as billing and cash collections.

An additional wholly-owned portfolio company, Small Business Lending, LLC (“SBL”), engages in third party loan servicing for SBA and non-SBA loans. NSBF, along with SBL, manages a portfolio of approximately $1.1 billion of SBA 7(a) loans, which as of June 30, 2016 included approximately $310.0 million of SBA 7(a) loans that SBL services on behalf of third parties.

Controlled Portfolio Companies

In addition to our debt investments in portfolio companies, we also hold controlling equity interests, either directly or through our small business finance platform, in certain portfolio companies that, as of June 30, 2016, represented approximately 38% of our total investment portfolio. Specifically, we hold a controlling equity interest in SBL, NBC, ADR Partners, LLC d/b/a banc-serv Partners, LLC (“BSP” or “banc-serv”), Universal Processing Services of Wisconsin, LLC d/b/a Newtek Merchant Solutions (“NMS” or “UPSW”), Premier Payments LLC d/b/a Newtek Payment Solutions (“Premier”), CrystalTech Web Hosting, Inc. d/b/a Newtek Technology Solutions (“NTS”), PMTWorks Payroll, LLC d/b/a Newtek Payroll and Benefits Solutions (“NPS”) and Newtek Insurance Agency, LLC (“NIA”). We refer to these entities (among others), collectively, as our “controlled portfolio companies.” Our controlled portfolio companies provide us with an extensive network of business relationships that supplement our referral sources and that we believe will help us to maintain a robust pipeline of lending opportunities and expand our small business finance platform. For example, NMS has entered into agreements with two chartered banks (“bank sponsorships”), which allow NMS to access the Visa® and MasterCard® networks in order to process bankcard transactions.

Neither the controlled portfolio companies nor their operating revenues are consolidated in our financial reporting. The revenues that our controlled portfolio companies generate, after deducting operational expenses, may be distributed to us. As a BDC, our Board will determine quarterly the fair value of our controlled portfolio companies in a similar manner as our other investments. In particular, our investments in our controlled portfolio companies are valued using a valuation methodology that incorporates both the market approach (guideline public company method) and the income approach (discounted cash flow analysis). In following these approaches, factors that we may take into account in determining the fair value of our investments include, as relevant: available current market data, including relevant and applicable market trading comparables, the portfolio company’s earnings and discounted cash flows, comparisons of financial ratios of peer companies that are public, and enterprise values, among other factors. In addition, the Company has engaged third party valuation firms to provide valuation consulting services for the valuation of certain of our controlled portfolio companies for which there is not a readily available market value. Specifically, the Board has directed the Company to engage independent valuation firms to assist in valuing certain portfolio investments without a readily available market quotation, at least once during a trailing twelve-month period under a valuation policy and a consistently applied valuation process. See “Critical Accounting and Estimates – Fair Value Measurement.”

Certified Capital Companies (Capcos)

Certified capital companies, or “Capcos,” are companies that Newtek created pursuant to state-sponsored programs, which are designed to encourage investment in small and new businesses and to create economic activity and jobs in designated geographic areas. See “Business – Organizational Overview – Certified Capital Companies (Capcos).”

Historically, our Capcos invested in SMBs and generated interest income, investment returns, non-cash income from tax credits, and non-cash expenses (i.e., interest, insurance, and cash management fees and expenses). We have de-emphasized our Capco business in favor of growing our controlled portfolio companies and do not anticipate creating any new Capcos. We continue to invest in and lend to SMBs through our existing Capcos and intend to meet the goals of the Capco programs.

As the Capcos reach 100% investment we will seek to de-certify them as Capcos and liquidate their remaining assets, which will reduce their operational costs (particularly compliance costs). Six of our original sixteen Capcos have reached this stage. See “Risk Factors — Risks Relating to Our Capco Business.”

Newtek Branding

We use an integrated multi-channel marketing approach featuring direct, indirect and outbound solicitation efforts. Our direct marketing efforts feature a line of products and services that were branded with our “go-to market” brand, The Small Business Authority®, and which was supported by a marketing campaign built around this brand, and our former web presence, www.thesba.com. We are in the process of rolling out our new “go to market” brand, Your Business Solutions CompanyTM, which is being supported by a new marketing campaign and our new web domain, NewtekOne.comTM.

We market indirectly through referrals from our strategic alliance partners, which include banks, insurance companies, credit unions, and other affinity groups, using our patented NewTracker® referral system. The NewTracker® system provides for security and transparency between referring parties, and allows us and our alliance partners to review in real time the status of any referral as well as to provide real time compliance oversight by the respective alliance partner. We own the NewTracker® patent, as well as all trademarks and other patented intellectual property used by us or our controlled portfolio companies.

We obtain referrals from individual professionals in geographic markets that have signed up to provide referrals and earn commissions through our BizExec and TechExec Programs, which include traditional information technology professionals, CPAs, independent insurance agents and sales and/or marketing professionals. We also market our electronic payment processing services through independent sales agents, and web technology and eCommerce services through internet-based marketing and third-party resellers.

Senior Lending Team and Executive Committee

The key members of our Senior Lending Team, which include Barry Sloane, Peter Downs, David Leone, Robert Hawes, Gary Golden and Gary Taylor (our “Senior Lending Team”), each has over 25 years of experience in finance-related fields. We believe that each member brings a complementary component to a team well-rounded in finance, accounting, operations, strategy, business law and executive management.

Our executive officers include Barry Sloane, Peter Downs, Jennifer C. Eddelson, Michael A. Schwartz, John Raven and Nilesh Joshi (our “Executive Committee”), which manage the Company, under the supervision of our Board. While our portfolio companies are independently managed, our Executive Committee oversees our controlled portfolio companies and, to the extent that we may make additional equity investments in the future, the Executive Committee will also have primary responsibility for identifying, screening, reviewing and completing such investments. We do not expect to focus our resources on investing in additional stand-alone equity investments, but may elect to do so from time to time on an opportunistic basis, if such opportunities arise. Messrs. Sloane and Downs have been involved together in the structuring and management of equity investments for the past ten years.

Market Opportunity

We believe that the limited amount of capital and financial products available to SMBs, coupled with the desire of these companies for flexible and partnership-oriented sources of capital and other financial products, create an attractive investment environment for us to further expand our small business finance platform and overall brand. We believe the following factors will continue to provide us with opportunities to grow and deliver attractive returns to stockholders.

The SMB market represents a large, underserved market.  We believe that the SMB market, which we estimate to be over 27 million mostly privately-held businesses, is relatively underserved by traditional capital providers such as commercial banks, finance companies, hedge funds and collateralized loan obligation funds. Further, we believe that such companies generally possess conservative capital structures with significantly less debt to equity, as compared to larger companies with more financing options. As the largest non-bank originator of SBA 7(a) loans by dollar volume and currently the eight largest SBA 7(a) lender in the U.S., we believe we and our controlled portfolio companies are well positioned to provide financing to SMBs, and have the technology and infrastructure in place to do so it cost effectively, in all 50 states, and across many industries.

Recent credit market dislocation for SMBs has created an opportunity for attractive risk-weighted returns.  We believe the credit crisis that began in 2007, and the subsequent exit of traditional capital sources, such as commercial banks, finance companies, hedge funds and collateralized loan obligation funds, has resulted in an increase in opportunities for alternative funding sources such as our SMB lending platform. We believe that the reduced competition in our market and an increased opportunity for attractive risk-weighted returns positions us well for future growth. The remaining lenders and investors in the current environment are requiring lower amounts of senior and total leverage, increased equity commitments and more comprehensive covenant packages than was customary in the years leading up to the credit crisis. We do not expect a reversal of these conditions in the foreseeable future.

Future refinancing activity is expected to create additional investment opportunities.  A high volume of financings completed between 2005 and 2008 will mature in the coming years. We believe this supply of opportunities coupled with limited financing providers focused on SMBs will continue to offer investment opportunities with attractive risk-weighted returns.

The increased capital requirements and other regulations placed on banks may reduce lending by traditional large financial institutions and community banks.  We believe that debt financing through traditional large financial institutions will continue to be constrained for several years as U.S. and international regulators continue to phase in financial reforms, such as Basel III, and U.S. regulators promulgate rules and regulations under the Dodd-Frank Wall Street Reform and the Consumer Protection Act. We believe that these regulations will increase capital requirements and have the effect of further limiting the capacity of traditional financial institutions to hold non-investment grade loans on their balance sheets. As a result, we believe that many of these financial institutions have de-emphasized their service and product offerings to SMBs, which we believe will make a higher volume of deal flow available to us.

Increased demand for comprehensive, business-critical SMB solutions.  Increased competition and rapid technological innovation are creating an increasingly competitive business environment that requires SMBs to fundamentally change the way they manage critical business processes. This environment is characterized by greater focus on increased quality, lower costs, faster turnaround and heightened regulatory scrutiny. To make necessary changes and adequately address these needs, we believe that companies are focusing on their core competencies and utilizing cost-effective outsourced solutions to improve productivity, lower costs and manage operations more efficiently. Our controlled portfolio companies provide critical business solutions such as business lending, receivables financing, including inventory financing and health care receivables, electronic payment processing, managed IT solutions (including eCommerce, webhosting and datacenters), personal and commercial insurance services and full-service payroll and benefit solutions. We believe that each of these market segments is underserved for SMBs and since we are able to provide comprehensive solutions under one platform, we are well positioned to continue to realize growth from these product offerings.

Competitive Advantages

We believe that we are well positioned to take advantage of investment opportunities in SMBs due to the following competitive advantages:

•	Internally Managed Structure and Significant Management Resources. We are internally managed by our executive officers under the supervision of our Board and do not depend on an external investment advisor. As a result, we do not pay investment advisory fees and all of our income is available to pay our operating costs, which include employing investment and portfolio management professionals, and to make distributions to our stockholders. We believe that our internally managed structure provides us with a lower cost operating expense structure, when compared to other publicly traded and privately-held investment firms which are externally managed, and allows us the opportunity to leverage our non-interest operating expenses as we grow our investment portfolio.
•	Business Model Enables Attractive Risk-Weighted Return on Investment in SBA Lending. Our SBA 7(a) loans are structured so as to permit rapid sale of the U.S. government guaranteed portions, often within weeks of origination, and the unguaranteed portions have been successfully securitized and sold, usually within a year of origination. The return of principal and premium may result in an advantageous risk-weighted return on our original investment in each loan. We may determine to retain the government guaranteed or unguaranteed portions of loans pending deployment of excess capital.
•	State of the Art Technology. Our patented NewTracker® software enables us to board a SMB customer, process the application or inquiry, assemble necessary documents, complete the transaction and create a daily reporting system. This system enables us to identify a transaction, then process the business transaction and generate internal reports used by management and external reports for strategic referral partners. It allows our referral partners to have digital access into our back office and follow on a real time, 24/7 basis the processing of their referred customers. This technology has been made applicable to all of the service and product offerings we make directly or through our controlled portfolio companies.
•	Established Direct Origination Platform with Extensive Deal Sourcing Infrastructure. We have established a direct origination pipeline for investment opportunities without the necessity for investment banks or brokers as well as broad marketing channels that allow for highly selective underwriting. Over the past twelve years, the combination of our brand, our portal, our patented NewTracker® technology, and our web presence as The Small Business Authority® have created an extensive deal sourcing infrastructure. We anticipate that our new web presence, Your Business Solutions CompanyTM, supported by our new web domain, NewtekOne.comTM, will continue this trend. Although we pay fees for loan originations that are referred to us by our alliance partners, our non-commissioned investment team works directly with the borrower to assemble and underwrite loans. We rarely invest in pre-assembled loans that are sold by investment banks or brokers. As a result, we believe that our unique national origination platform allows us to originate attractive credits at a low cost. We anticipate that our principal source of investment opportunities will continue to be in the same types of SMBs to which we currently provide financing. Our Executive Committee and Senior Lending Team will also seek to leverage their extensive network of additional referral sources, including alliance partners, law firms, accounting firms, financial, operational and strategic consultants and financial institutions, with whom we have completed investments. We believe our current infrastructure and expansive relationships should continue to enable us to review a significant amount of high quality, direct (or non-brokered) investment opportunities.
•	Experienced Senior Lending Team with Proven Track Record. We believe that, under the direction of our Senior Lending Team, NSBF has become one of the leading capital providers to SMBs. Since we acquired NSBF in 2003, through June 30, 2016, NSBF has invested in excess of $1.3 billion in 1,902 transactions. Our Senior Lending Team has expertise in managing the SBA process and has managed a diverse portfolio of investments with a broad geographic and industry mix. While our primary focus is to expand the debt financing activities of NSBF in SBA 7(a) loans, we expect SBA 504 loans to be a growth opportunity, although there can be no assurances that such growth will occur.
•	Flexible, Customized Financing Solutions for Seasoned, Smaller Businesses. While our primary focus as a BDC is to expand NSBF’s lending by providing SBA 7(a) loans to SMBs, we also seek to offer SMBs a variety of attractive financing structures, as well as cost effective and efficient business services, to meet their capital needs through our subsidiaries and controlled portfolio companies. In particular, CDS offers larger loans, between $5.0 – $10.0 million each, than available with the SBA guarantee, but with a higher interest rate to compensate for the increased risk. Unlike many of our competitors, we believe we have the platform to provide a complete package of business services and financing options for SMBs, which allows for cross-selling opportunities and improved client retention. We expect that a large portion of our capital will be loaned to companies that need growth capital, acquisition financing or funding to recapitalize or refinance existing debt facilities. Our lending will continue to focus on making loans to SMBs that:
•	have 3 to 10 years of operational history;
•	significant experience in management;
•	credit worthy owners who provide a personal guarantee for our investment;
•	show a strong balance sheet including primarily real estate to collateralize our investments; and
•	show sufficient cash flow to be able to service the payments on our investments comfortably.

We generally seek to avoid investing in high-risk, early-stage enterprises that are only beginning to develop their market share or build their management and operational infrastructure with limited collateral. We also believe our SBA license, combined with our PLP designation, provides us with a distinct competitive advantage over other SMB lenders that have not overcome these significant barriers-to-entry in our primary loan market.

•	Disciplined Underwriting Policies and Rigorous Portfolio Management. We pursue rigorous due diligence of all prospective investments originated through our platform. Our Senior Lending Team has developed an extensive underwriting due diligence process, which includes a review of the operational, financial, legal and industry performance and outlook for the prospective investment, including quantitative and qualitative stress tests, review of industry data and consultation with outside experts regarding the creditworthiness of the borrower. These processes continue during the portfolio monitoring process, when we will conduct field examinations, review compliance certificates and covenants and regularly assess the financial and business conditions and prospects of portfolio companies. Our controlled portfolio company SBL is a Standard & Poor’s rated servicer for commercial loans, offers servicing capabilities with a compact timeline for loan resolutions and dispositions and has attracted various third-party portfolios.

The Offering

We may offer, from time to time, up to $300,000,000 of common stock, preferred stock, subscription rights to purchase shares of common stock, warrants or debt securities, on terms to be determined at the time of each offering. We will offer our securities at prices and on terms to be set forth in one or more supplements to this prospectus. The offering price per share of our securities, less any underwriting commissions or discounts, generally will not be less than the net asset value per share of our securities at the time of an offering. However, we may issue securities pursuant to this prospectus at a price per share that is less than our net asset value per share (i) in connection with a rights offering to our existing stockholders, (ii) with the prior approval of the majority of our common stockholders or (iii) under such other circumstances as the SEC may permit. Any such issuance of shares of our common stock below net asset value may be dilutive to the net asset value of our common stock. See “Risk Factors — Risks Relating to Offerings Pursuant to this Prospectus”.

Our securities may be offered directly to one or more purchasers, or through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to an offering will identify any agents or underwriters involved in the sale of our securities, and will disclose any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution”. We may not sell any of our securities through agents, underwriters or dealers without delivery of this prospectus and a prospectus supplement describing the method and terms of the offering of securities.

Set forth below is additional information regarding offerings of securities pursuant to this prospectus:

Use of Proceeds

Unless otherwise specified in a prospectus supplement, we plan to use the net proceeds from the sale of our securities for funding investments in debt and equity securities in accordance with our investment objective and strategies described in this prospectus. Additionally, we may use net proceeds for general corporate purposes, which include funding investments, repaying any outstanding indebtedness, acquisitions, and other general corporate purposes. The supplement to this prospectus relating to an offering will more fully identify the use of proceeds from such offering. See “Use of Proceeds”.

Distributions

We intend to pay quarterly distributions to our stockholders out of assets legally available for distribution. The quarterly distributions, if any, will be determined by our Board. The distributions we pay to our stockholders in a year may exceed our taxable income for that year and, accordingly, a portion of such distributions may constitute a return of capital for U.S. federal income tax purposes. The specific tax characteristics of our distributions will be reported to stockholders after the end of the calendar year. See “Price Range of Common Stock and Distributions.”

Taxation

We intend to elect to be treated for U.S. federal income tax purposes, beginning with our 2015 tax year, and intend to qualify annually, as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders. To obtain and maintain our RIC tax treatment, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. See “Price Range of Common Stock and Distributions” and “Material U.S. Federal Income Tax Considerations.”

Leverage

As of June 30, 2016, we had an aggregate of $155.3 million of debt outstanding, including $25.1 million outstanding under our $50.0 million credit facility with Capital One (the “Credit Facility”), securitization notes payable of $81.6 million, $8.3 million of Notes due 2022, and $40.25 million of Notes due 2021. We may seek additional forms of leverage and borrow funds to make investments, including before we have fully invested the proceeds of this offering. As a result, we will be exposed to the risks of leverage, which may be considered a speculative investment technique. The use of leverage magnifies the potential for loss on amounts invested and therefore increases the risks associated with investing in our securities. The costs associated with our borrowings are borne by our common stockholders.

Trading

Our common stock trades on the Nasdaq Global Market under the symbol “NEWT.” Shares of closed-end investment companies, including BDCs, frequently trade at a discount to their net asset value. The risk that our shares may trade at a discount to our net asset value is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our shares will trade above, at or below net asset value. As of August 22, 2016, our common stock closed at $13.45 per share. Our net asset value was $14.11 per share as of June 30, 2016.

Dividend Reinvestment Plan

We have adopted an “opt out” dividend reinvestment plan. If your shares of common stock are registered in your own name, your distributions will automatically be reinvested under our dividend reinvestment plan in additional whole and fractional shares of common stock, unless you “opt out” of our dividend reinvestment plan so as to receive cash dividends by delivering a written notice to our dividend paying agent. If your shares are held in the name of a broker or other nominee, you should contact the broker or nominee for details regarding opting out of our dividend reinvestment plan. Stockholders who receive distributions in the form of stock will be subject to the same federal, state and local tax consequences as stockholders who elect to receive their distributions in cash. See “Dividend Reinvestment Plan.”

Summary Risk Factors

The value of our assets, as well as the market price of our shares, will fluctuate. Our investments may be risky, and you may lose all or part of your investment in us. Investing in Newtek involves other risks, including the following:

Risk Related to Our Business and Structure

•	Throughout our 18 year history we have never operated as a BDC until we converted on November 12, 2014.
•	Our investment portfolio is recorded at fair value, with our Board having final responsibility for overseeing, reviewing and approving, in good faith, its estimate of fair value and, as a result, there is uncertainty as to the value of our portfolio investments.
•	Our financial condition and results of operations will depend on our ability to manage and deploy capital effectively.
•	We are dependent upon our Senior Lending Team and our Executive Committee for our future success, and if we are unable to hire and retain qualified personnel or if we lose any member of our Senior Lending Team or our Executive Committee our ability to achieve our investment objective could be significantly harmed.
•	We operate in a highly competitive market for investment opportunities, which could reduce returns and result in losses.
•	If we are unable to source investments effectively, we may be unable to achieve our investment objective.
•	Our business model depends to a significant extent upon strong referral relationships, and our inability to maintain or further develop these relationships, as well as the failure of these relationships to generate investment opportunities, could adversely affect our business.
•	Any failure on our part to maintain our status as a BDC would reduce our operating flexibility.
•	Regulations governing our operation as a BDC affect our ability to raise additional capital and the way in which we do so. As a BDC, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage.
•	Because we intend to distribute substantially all of our income to our stockholders to maintain our status as a RIC, we will continue to need additional capital to finance our growth, and regulations governing our operation as a BDC will affect our ability to, and the way in which we, raise additional capital and make distributions.
•	Because we borrow money, the potential for loss on amounts invested in us is magnified and may increase the risk of investing in us.

•	To the extent we borrow money to finance our investments, changes in interest rates will affect our cost of capital and net investment income.
•	We may experience fluctuations in our quarterly and annual results.
•	Our Board may change our investment objective, operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse.
•	We will be subject to corporate-level income tax if we are unable to qualify as a RIC or are unable to make the distributions required to maintain RIC tax treatment.
•	We may not be able to pay distributions to our stockholders, our distributions may not grow over time and a portion of our distributions may be a return of capital.
•	We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.
•	We may in the future choose to pay dividends in our own stock, in which case investors may be required to pay tax in excess of the cash they receive.
•	Internal control deficiencies could impact the accuracy of our financial results or prevent the detection of fraud. As a result, stockholders could lose confidence in our financial and other public reporting, which would harm our business and the trading price of our common stock.
•	Changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy.
•	We have specific risks associated with SBA loans.
•	Curtailment of the government-guaranteed loan programs could adversely affect our results of operations.
•	Curtailment of our ability to utilize the SBA 7(a) Loan Program by the Federal government could adversely affect our results of operations.
•	NSBF’s failure to maintain PLP status or maintain its SBA 7(a) license could adversely affect our results of operation.
•	Our loans under the Section 7(a) Loan Program involve a high risk of default and such default could adversely impact our results of operations.
•	If NSBF fails to comply with SBA regulations in connection with the origination, servicing, or liquidation of an SBA 7(a) loan, liability on the SBA guaranty, in whole or part, could be transferred to NSBF.
•	The loans we make under the Section 7(a) Loan Program face competition.
•	NSBF, our wholly-owned subsidiary, is subject to regulation by the SBA.
•	Our business is subject to increasingly complex corporate governance, public disclosure and accounting requirements that are costly and could adversely affect our business and financial results.
•	If we cannot obtain additional capital because of either regulatory or market price constraints, we could be forced to curtail or cease our new lending and investment activities, our net asset value could decrease and our level of distributions and liquidity could be affected adversely.
•	Capital markets may experience periods of disruption and instability and we cannot predict when these conditions will occur. Such market conditions could materially and adversely affect debt and equity capital markets in the United States and abroad, which could have a negative impact on our business, financial condition and results of operations.
•	We are highly dependent on information systems and systems failures could significantly disrupt our business, which may, in turn, negatively affect the market price of our securities and our ability to make distributions to our stockholders.

•	Terrorist attacks, acts of war or natural disasters may affect any market for our securities, impact the businesses in which we invest and harm our business, operating results and financial condition.
•	We face cyber-security risks.
•	We could be adversely affected by information security breaches or cyber security attacks.
•	The failure of our cyber-security systems, as well as the occurrence of events unanticipated in our disaster recovery systems and management continuity planning, could impair our ability to conduct business effectively.

Risks Related to Our Investments Generally

•	Our investments are very risky and highly speculative.
•	An investment strategy focused primarily on smaller privately held companies involves a high degree of risk and presents certain challenges, including the lack of available information about these companies, a dependence on the talents and efforts of only a few key portfolio company personnel and a greater vulnerability to economic downturns.
•	Our investments in leveraged portfolio companies may be risky, and you could lose all or part of your investment.
•	Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.
•	Second priority liens on collateral securing loans that we make to our portfolio companies may be subject to control by senior creditors with first priority liens. If there is a default, the value of the collateral may not be sufficient to repay in full both the first priority creditors and us.
•	If we make subordinated investments, the obligors or the portfolio companies may not generate sufficient cash flow to service their debt obligations to us.
•	The disposition of our investments may result in contingent liabilities.
•	There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.
•	Economic recessions could impair our portfolio companies and harm our operating results.
•	The lack of liquidity in our investments may adversely affect our business.
•	Our failure to make follow-on investments in our portfolio companies could impair the value of our portfolio.
•	Our portfolio may lack diversification among portfolio companies which may subject us to a risk of significant loss if one or more of these companies default on its obligations under any of its debt instruments.
•	We are a non-diversified investment company within the meaning of the 1940 Act, and therefore we may invest a significant portion of our assets in a relatively small number of issuers, which subjects us to a risk of significant loss if any of these issuers defaults on its obligations under any of its debt instruments or as a result of a downturn in the particular industry.
•	Our portfolio may be concentrated in a limited number of industries, which may subject us to a risk of significant loss if there is a downturn in a particular industry in which a number of our investments are concentrated.
•	Because we may not hold controlling equity interests in certain of our portfolio companies, we may not be in a position to exercise control over our portfolio companies or to prevent decisions by management of our portfolio companies that could decrease the value of our investments.
•	Defaults by our portfolio companies will harm our operating results.

•	If we and our portfolio companies are unable to protect our intellectual property rights, our business and prospects could be harmed, and if we and our portfolio companies are required to devote significant resources to protecting their intellectual property rights, the value of our investment could be reduced.
•	Prepayments of our debt investments by our portfolio companies could adversely impact our results of operations and reduce our return on equity.
•	We may not realize gains from our equity investments.
•	We may expose ourselves to risks if we engage in hedging transactions.
•	An increase in non-performing assets would reduce our income and increase our expenses.
•	If the assets securing the loans that we make decrease in value, then we may lack sufficient collateral to cover losses.
•	We could be adversely affected by weakness in the residential housing and commercial real estate markets.

Risks Relating to Our Controlled Portfolio Companies — Newtek Merchant Solutions (NMS)

•	We could be adversely affected if either of NMS’ two bank sponsorships is terminated.
•	If NMS or its processors or bank sponsors fail to adhere to the standards of the Visa® and MasterCard® bankcard associations, its registrations with these associations could be terminated and it could be required to stop providing payment processing services for Visa® and MasterCard®.
•	On occasion, NMS experiences increases in interchange and sponsorship fees. If it cannot pass along these increases to its merchants, its profit margins will be reduced.
•	Unauthorized disclosure of merchant or cardholder data, whether through breach of our computer systems or otherwise, could expose us to liability and business losses.
•	NMS is liable if its processing merchants refuse or cannot reimburse charge-backs resolved in favor of their customers.
•	NMS has potential liability for customer or merchant fraud.
•	NMS payment processing systems may fail due to factors beyond its control, which could interrupt its business or cause it to lose business and likely increase costs.
•	The electronic payment processing business is undergoing very rapid technological changes which may make it difficult or impossible for NMS or Premier Payments to compete effectively.
•	NMS and others in the payment processing industry have come under increasing pressures from various regulatory agencies seeking to use the leverage of the payment processing business to limit or modify the practices of merchants which could lead to increased costs and liabilities.
•	Increased regulatory focus on the payments industry may result in costly new compliance burdens on NMS’ clients and on NMS itself, leading to increased costs and decreased payments volume and revenues.

Risks Related to Our Controlled Portfolio Companies — Newtek Technology Solutions (NTS)

•	NTS operates in a highly competitive industry in which technological change can be rapid.
•	NTS’ technology solutions business depends on the efficient and uninterrupted operation of its computer and communications hardware systems and infrastructure.
•	NTS’ inability to maintain the integrity of its infrastructure and the privacy of confidential information would materially affect its business.
•	NTS could be adversely affected by information security breaches or cyber security attacks.

•	NTS’ business depends on Microsoft Corporation and others for the licenses to use software as well as other intellectual property in the managed technology solutions business.

Risks Related to Our Controlled Portfolio Companies — Newtek Insurance Agency (NIA)

•	NIA depends on third parties, particularly property and casualty insurance companies, to supply the products marketed by its agents.
•	If NIA fails to comply with government regulations, its insurance agency business would be adversely affected.
•	NIA does not have any control over the commissions it earns on the sale of insurance products which are based on premiums and commission rates set by insurers and the conditions prevalent in the insurance market.

Risks Related to Our Controlled Portfolio Companies — Newtek Payroll and Benefits Solutions (NPS)

•	Unauthorized disclosure of customer employee data, whether through a cyber-security breach of our computer systems or otherwise, could expose NPS to liability and business losses.
•	NPS is subject to risks surrounding Automated Clearing House (“ACH”) payments.
•	NPS’ systems may be subject to disruptions that could adversely affect its business and reputation.
•	If NPS fails to adapt its technology to meet client needs and preferences, the demand for its services may diminish.
•	NPS could incur unreimbursed costs or damages due to delays in processing inherent in the banking system.

Risks Related to Our Controlled Portfolio Companies — Newtek Business Credit Solutions (NBC)

•	An unexpected level of defaults in NBC’s accounts receivables portfolio would reduce its income and increase its expenses.
•	NBC’s reserve for credit losses may not be sufficient to cover unexpected losses.
•	NBC depends on outside financing to support its receivables financing business.

Legal Proceedings — Portfolio Companies

•	Our portfolio companies may, from time to time, be involved in various legal matters, including the currently pending case—Federal Trade Commission v. WV Universal Management, LLC et al., which may have an adverse effect on their operations and/or financial condition.

Risks Relating to Our CAPCO Business

•	The Capco programs and the tax credits they provide are created by state legislation and implemented through regulation, and such laws and rules are subject to possible action to repeal or retroactively revise the programs for political, economic or other reasons. Such an attempted repeal or revision would create substantial difficulty for the Capco programs and could, if ultimately successful, cause us material financial harm.
•	Because our Capcos are subject to requirements under state law, a failure of any of them to meet these requirements could subject the Capco and our stockholders to the loss of one or more Capcos.
•	We know of no other publicly-held company that sponsors and operates Capcos as a part of its business. As such, there are, to our knowledge, no other companies against which investors may compare our Capco business and its operations, results of operations and financial and accounting structures.

Risks Relating to Our Securities

•	As of August 22, 2016, two of our stockholders, one a current and one a former executive officer, each beneficially own approximately 7% of our common stock, and are able to exercise significant influence over the outcome of most stockholder actions.

•	Our common stock price may be volatile and may decrease substantially.
•	Future issuances of our common stock or other securities, including preferred shares, may dilute the per share book value of our common stock or have other adverse consequences to our common stockholders.
•	Our stockholders may experience dilution upon the repurchase of common shares.
•	The authorization and issuance of “blank check” preferred shares could have an anti-takeover effect detrimental to the interests of our stockholders.
•	Our business and operation could be negatively affected if we become subject to any securities litigation or stockholder activism, which could cause us to incur significant expense, hinder execution of investment strategy and impact our stock price.
•	Provisions of the Maryland General Corporation Law and of our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.
•	Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.
•	If we issue preferred stock, the net asset value and market value of our common stock will likely become more volatile.
•	Stockholders may incur dilution if we sell shares of our common stock in one or more offerings at prices below the then current net asset value per share of our common stock or issue securities to subscribe to, convert to or purchase shares of our common stock.

Risk Related to Our Publicly-Traded Debt

•	The 7.5% notes due 2022 (the “2022 Notes”) and the 7.00% notes due 2021 (the “2021 Notes,” and together with the 2022 Notes, the “Notes”) are unsecured and therefore are effectively subordinated to any secured indebtedness we have outstanding or may incur in the future.
•	The Notes are structurally subordinated to the indebtedness and other liabilities of our subsidiaries.
•	The indenture under which the Notes were issued contains limited protection for holders of the Notes.
•	If we default on our obligations to pay other indebtedness that we may incur in the future, we may not be able to make payments on the Notes.
•	We may choose to redeem the Notes when prevailing interest rates are relatively low.
•	The trading market or market value of our publicly traded debt securities may fluctuate.
•	Pending legislation may allow us to incur additional leverage.

See “Risk Factors” beginning on page 22, and the other information included in this prospectus, for additional discussion of factors you should carefully consider before deciding to invest in our securities.

Recent Developments

On June 24, 2016, the Company completed its investment in ADR Partners, LLC d/b/a banc-serv Partners, LLC, a new wholly owned and controlled portfolio company. Banc-serv provides over 350 lending institutions with outsourced solutions for the entire SBA lending process, including credit analysis, structuring and eligibility, packaging, closing compliance and servicing. Newtek acquired banc-serv for $5.4 million in cash, and will retain banc-serv’s management team as part of the terms of the acquisition. Banc-serv was founded fourteen years ago and is located in Westfield, Indiana.

On May 11, 2016, the Company announced that its Board approved a new share repurchase program under which the Company may repurchase up to 150,000 of the Company’s outstanding common shares on the open market. Unless extended or terminated by the Board, the Company expects the termination date for this new repurchase program will be on November 11, 2016.

On May 20, 2016 NTS completed the acquisition of the assets of ITAS, LLC and Deer Valley Data, LLC, which offered information technology support services, for a cash purchase price of $600,000. NTS anticipates these acquisitions to contribute total revenue of approximately $700,000 over the twelve months following the acquisition.

During the quarter ended June 30, 2013, the Federal Trade Commission (the “FTC”) amended an existing complaint in the matter Federal Trade Commission v. WV Universal Management, LLC et al., in the United States District Court for the Middle District of Florida (the “Court”), to add UPSW as an additional defendant on one count of providing substantial assistance in violation of the Telemarketing Sales Rule. On November 18, 2014, the Court issued an Order granting the FTC’s motion for summary judgment against UPSW on the single count. Subsequently, the FTC filed motions for a permanent injunction and equitable monetary relief against UPSW and the other remaining defendants. Prior to the Court hearing on the motions, UPSW and the FTC reached a settlement on the FTC’s motion for a permanent injunction. On May 19, 2015, the Court entered an equitable monetary judgment against UPSW for approximately $1,735,000, which has been deposited with the Court pending the outcome of UPSW’ appeal of the judgment. The $1,735,000 was fully expensed in 2014 by UPSW.

On June 14, 2016, the United States Court of Appeals for the Eleventh Circuit set aside the Court’s judgment awarding joint and several liability for equitable monetary relief in the amount of approximately $1,735,000 against UPSW, and remanded the case to the Court for findings of fact and conclusions of law as to whether and why UPSW should be jointly and severally liable for restitution, and in what amount, if any.

Effective as of July 7, 2016, the Company has eliminated the positon of Treasurer, and has consolidated the Treasurer function within the Company’s Finance Department. As a result of the foregoing elimination and consolidation, Dean Choksi, Treasurer and Senior Vice President of Finance, has left the Company effective July 7, 2016.

General Information

Our principal executive offices are located at 1981 Marcus Avenue, Suite 130, Lake Success, NY 11042, our telephone number is (212) 356-9500 and our website may be found at http://www.NewtekOne.com. Information contained in our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

We are required to file periodic reports, current reports, proxy statements and other information with the SEC. This information is available at the SEC’s public reference room at 100 F Street, NE, Washington, D.C. 20549 and on the SEC’s website at http://www.sec.gov. The public may obtain information on the operation of the SEC’s public reference room by calling the SEC at 1-800-SEC-0330. This information is also available free of charge by contacting us at Newtek Business Services Corp., 1981 Marcus Avenue, Suite 130, Lake Success, NY 11042, by telephone at (212) 356-9500 or on our website at http://www.NewtekOne.com. Information contained on our website or on the SEC’s website about us is not incorporated into this prospectus and you should not consider information contained on our website or on the SEC’s website to be part of this prospectus.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that you will bear directly or indirectly. We caution you that many of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you,” “us” or “Newtek,” or that “we” will pay fees or expenses, the Company will pay such fees and expenses out of our net assets and, consequently, you will indirectly bear such fees or expenses as an investor in Newtek Business Services Corp. However you will not be required to deliver any money or otherwise bear personal liability or responsibility for such fees or expenses.

Stockholder transaction expenses:
Sales load (as a percentage of offering price)	N/A	(1)
Offering expenses borne by us (as a percentage of offering price)	N/A	(2)
Dividend reinvestment plan expenses	N/A	(3)
Total stockholder transaction expenses (as a percentage of offering price)(4)	—
Annual expenses (as a percentage of net assets attributable to common stock)(5):
Operating expenses	14.91	%(6)
Interest payments on borrowed funds	4.18	%(7)
Other expenses	0.01	%(8)
Total annual expenses	19.11%

(1)	In the event that the securities to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load and the Example will be updated accordingly.
(2)	The prospectus supplement corresponding to each offering will disclose the applicable estimated amounts of offering expenses of the offering and offering expenses borne by us as a percentage of the offering price.
(3)	The expenses of the dividend reinvestment plan are included in “other expenses.”
(4)	Total stockholder transaction expenses may include sales load and will be disclosed in a future prospectus supplement, if any.
(5)	The Company has not included proceeds from this offering in the calculation of the annual expenses. The annualized expenses are based on our annualized expenses and net asset value as of June 30, 2016.
(6)	“Operating expenses” represents an estimate of our annual operating expense. We do not have an investment advisor. We are internally managed by our executive officers under the supervision of our Board. As a result, we do not pay investment advisory fees. Instead we pay the operating costs associated with employing investment management professionals.
(7)	“Interest Payments on Borrowed Funds” represents estimated interest and fee payments on borrowed funds by estimating our annualized interest, fees and other debt-related expenses incurred for the year ended December 31, 2016, including our Bank notes payable, Notes due 2021, Notes due 2022, Related party notes payable and Securitization notes payable.
(8)	“Other expenses” consist of stock transfer agent expenses related to our dividend reinvestment plan.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed that our annual operating expenses would remain at the levels set forth in the table above.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$157	$494	$865	$1,970

The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown.  While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. Further, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, generally determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share of our common stock at the close of trading on the dividend payment date, which may be at, above or below net asset value. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

SELECTED CONSOLIDATED FINANCIAL AND OTHER DATA

The following selected statements of operations and balance sheet data have been derived from the audited financial statements for each of the five years ended December 31, 2015. The Consolidated Financial Statements for the year ended December 31, 2015, the period from November 12, 2014 to December 31, 2014, the period from January 1, 2014 to November 11, 2014 and the year ended December 31, 2013 have been audited by RSM US LLP (formerly McGladrey LLP). The Consolidated Financial Statements for the years ended December 31, 2012 and December 31, 2011 (not separately presented herein) have been audited by CohnReznick LLP. The selected financial data set forth below should be read in conjunction with, and is qualified by reference to, “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and our Consolidated Financial Statements, including the Notes thereto. The selected financial and other data for the three and six months ended March 31 and June 30, 2016 and other quarterly financial information is derived from our unaudited financial statements, but in the opinion of management, reflects all adjustments (consisting only of normal recurring adjustments) that are necessary to present fairly the results of such interim periods. Interim results as of and for the three and six months ended March 31 and June 30, 2016 are not necessarily indicative of the results that may be expected for the year ending December 31, 2016.

Statement of Operations Data:	As a Business Development Company				Prior to becoming a Business Development Company
	For the six months ended June 30, 2016	For the three months ended March 31, 2016	2015	November 12, 2014 to December 31, 2014	January 1, 2014 to November 11, 2104	2013	2012	2011
Investment income	$14,017	$6,794	$26,070	$1,976	$––	$––	$––	$—
Operating revenues	—	––	––	––	131,847	143,593	131,130	125,339
Expenses	19,478	8,174	32,255	4,305	121,036	131,319	120,570	117,687
Net investment loss	(5,461)	(1,380)	(6,185)	(2,523)	—	—	—	—
Net increase in net assets	10,976	5,604	35,736	681	—	—	—	—
Net income	—	—	—	—	3,208	7,151	5,557	3,223
Net realized and unrealized gains (losses)	16,437	6,984	41,921	3,204	(3,668)	(1,205)	(1,121)	(5,624)
Per Share Data:
Net investment loss	$(0.38)	$(0.10)	$(0.57)	$(0.33	$—	$—	$—	$—
Net increase in net assets	$0.76	$0.39	$3.32	$0.09
Basic earnings per share	$—	$—	$—	$—	0.45	1.07	0.79	0.47
Diluted earnings per share	$—	$—	$—	$—	0.45	0.99	0.77	0.46
Dividends declared	$0.70	$0.35	$4.45	$—	$—	$—	$—	$—
Balance Sheet Data (at end of period):
Investments, at fair value	$305,804	$278,004	$266,874	$233,462	N/A	$83,685	$43,951	$24,055
Total assets	$376,682	$350,266	$355,485	$301,832	N/A	$198,612	$152,742	129,795
Total debt	$156,005	$139,422	$134,816	$122,543	N/A	$101,358	$61,862	39,933
Total liabilities	$172,254	$146,504	$151,536	$135,414	N/A	$121,603	$83,840	70,642
Net assets/stockholders’ equity	$204,428	$203,762	$203,949	$166,418	N/A	$77,009	$68,902	59,153
Common shares outstanding at end of period	14,484	14,452	14,509	10,206	N/A	7,077	7,036	7,140

	For the quarter ended (In Thousands, except per share data)
2016	March 31, 2016	June 30, 2016
Total Investment Income	$6,794	$7,223
Net investment loss	$(1,380)	$(4,081)
Net increase in net assets	$5,604	$5,372
Net increase in net assets per share	$0.39	$0.37

2015	For the quarter ended (In Thousands, except per share data)
	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015
Total Investment Income	$4,750	$5,606	$7,038	$8,676
Net investment (loss) income	$(2,476)	$(2,295)	$(1,491)	$77
Net increase in net assets	$10,003	$4,876	$4,749	$16,108
Net increase in net assets per share	$0.98	$0.48	$0.47	$1.31

2014	For the quarter ended			Period from
	(In Thousands, except Per Share Data)
	March 31	June 30	September 30	October 1, 2014 through November 11, 2014	November 12, 2014 through December 31, 2014
Total Revenue	$36,087	$38,128	$38,166	$19,466	$—
Investment income	$—	$—	$—	$—	$1,976
Income (loss) before income taxes	$2,216	$2,289	$4,523	$(1,228)	$—
Net investment loss before income tax	$—	$—	$—	$—	$(2,329)
Net income available to common stockholders	$1,391	$1,394	$2,644	$(1,415)	$—
Net increase in net assets resulting from operations	$—	$—	$—	$—	$681
Income (loss) per share – Basic	$0.20	$0.20	$0.35	$(0.19)	$—
Income (loss) per share – Diluted	$0.18	$0.18	$0.34	$(0.19)	$—
Net increase in net assets per share	$—	$—	$—	$—	$0.09

FINANCIAL HIGHLIGHTS

The financial highlights for the Company are as follows:

	Six Months Ended June 30, 2016	Six Months Ended June 30, 2015
Per share data(1)
Net asset value at beginning of period	$14.06	$16.31
Dividends from capital gains	(0.70)	(0.86)
Net investment loss	(0.38)	(0.47)
Net realized gain on investments	0.95	1.47
Net unrealized appreciation on investments	0.41	0.52
Net unrealized depreciation on servicing assets	(0.06)	(0.06)
Change in provision for deferred taxes	(0.17)	—
Reversal of deferred tax asset	—	(0.29)
Net asset value at end of period	$14.11	$16.62
Per share market value at end of period	$12.72	$17.72
Total return based on market value(3)	(3.49)%	25.88%
Total return based on average net asset value(2)(4)	10.67%	3.75%
Shares outstanding at end of period (in thousands)	14,484	10,206
Ratios/Supplemental Data:
Ratio of expenses to average net assets(2)	19.08%	18.01%
Ratio of net investment loss to average net assets	(2.67)%	(2.84)%
Net assets at end of period	$204,428	$169,624
Average debt outstanding	$143,667	$120,148
Average debt outstanding per share	$9.92	$11.77
Asset coverage ratio	231%	248%
Portfolio turnover	52.65%	61.09%

(1)	Based on actual number of shares outstanding at the end of the corresponding period or the weighted average shares outstanding for the period, unless otherwise noted, as appropriate.
(2)	Annualized.
(3)	Assumes dividends are reinvested.
(4)	Total return based on average net asset value was calculated using the sum of ending net asset value plus dividends to stockholders during the period, divided by the beginning net asset value.

RISK FACTORS

You should carefully consider the risk factors described below and under the caption “Risk Factors” in the accompanying prospectus, together with all of the other information included in this prospectus supplement and the accompanying prospectus, including our consolidated financial statements and the related notes thereto, before you decide whether to make an investment in our securities. The risks set out below are not the only risks we face. Additional risks and uncertainties not currently known to us or that we currently deem to be immaterial also may materially adversely affect our business, financial condition and/or operating results. If any of the following events occur, our business, financial condition and results of operations could be materially adversely affected. In such case, our net asset value and the trading price of our common stock could decline, and you may lose all or part of your investment.

RISKS RELATING TO OUR BUSINESS AND STRUCTURE

Throughout our 18 year history we have never operated as a BDC until we converted on November 12, 2014

Although Newtek has operated since 1998, we have limited operating history as a BDC. As a result, we can offer no assurance that we will achieve our investment objective and that the value of any investment in our Company will not decline substantially. As a BDC, we will be subject to the regulatory requirements of the SEC, in addition to the specific regulatory requirements applicable to BDCs under the 1940 Act and RICs under the Code. Prior to our BDC Conversion, our management did not have any prior experience operating under this BDC regulatory framework, and we may incur substantial additional costs, and expend significant time or other resources, to do so. In addition, we may be unable to generate sufficient revenue from our operations to make or sustain distributions to our stockholders.

Our investment portfolio is recorded at fair value, with our Board having final responsibility for overseeing, reviewing and approving, in good faith, its estimate of fair value and, as a result, there is uncertainty as to the value of our portfolio investments.

Under the 1940 Act, we are required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined by us, with our Board having final responsibility for overseeing, reviewing and approving, in good faith, our estimate of fair value. Typically, there is not a public market for the securities of the privately held companies in which we invest. As a result, we value these securities annually and quarterly at fair value based on various inputs, including management, third-party valuation firms and our audit committee, and with the oversight, review and approval of our Board.

The determination of fair value and consequently, the amount of unrealized gains and losses in our portfolio, are to a certain degree, subjective and dependent on a valuation process approved by our Board. Certain factors that may be considered in determining the fair value of our investments include external events, such as private mergers, sales and acquisitions involving comparable companies. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, they may fluctuate over short periods of time and may be based on estimates. Our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. Due to this uncertainty, our fair value determinations may cause our net asset value on a given date to materially understate or overstate the value that we may ultimately realize on one or more of our investments. As a result, investors purchasing our common stock based on an overstated net asset value would pay a higher price than the value of our investments might warrant. Conversely, investors selling stock during a period in which the net asset value understates the value of our investments will receive a lower price for their stock than the value of our investments might warrant.

Our financial condition and results of operations will depend on our ability to manage and deploy capital effectively.

Our ability to achieve our investment objective will depend on our ability to manage and deploy capital, which will depend, in turn, on our management’s ability to identify, evaluate and monitor, and our ability to finance and invest in, companies that meet our investment criteria.

Accomplishing our investment objective on a cost-effective basis will largely be a function of our management’s handling of the investment process, its ability to provide competent, attentive and efficient services and our access to investments offering acceptable terms. In addition to monitoring the performance of our existing investments, our Senior Lending Team and our Executive Committee is called upon, from time to time, to provide managerial assistance to some of our portfolio companies.

These demands on their time may distract them or slow the rate of investment. Even if we are able to grow and build upon our investment operations, any failure to manage our growth effectively could have a material adverse effect on our business, financial condition, results of operations and prospects. The results of our operations will depend on many factors, including the availability of opportunities for investment, readily accessible short and long-term funding alternatives in the financial markets and economic conditions. Furthermore, if we cannot successfully operate our business or implement our investment policies and strategies as described herein, it could negatively impact our ability to pay dividends.

We are dependent upon our Senior Lending Team and our Executive Committee for our future success, and if we are unable to hire and retain qualified personnel or if we lose any member of our Senior Lending Team or our Executive Committee our ability to achieve our investment objective could be significantly harmed.

We depend on our Senior Lending Team and Executive Committee as well as other key personnel for the identification, final selection, structuring, closing and monitoring of our investments. These executive officers and employees have critical industry experience and relationships that we rely on to implement our business plan. Our future success depends on the continued service of our Senior Lending Team and our Executive Committee and the replacement of any departing individuals with others of comparable skills and experience. The departure of any of the members of our Senior Lending Team, our Executive Committee or a significant number of our senior personnel could have a material adverse effect on our ability to achieve our investment objective. As a result, we may not be able to operate our business as we expect, and our ability to compete could be harmed, which could cause our operating results to suffer.

We operate in a highly competitive market for investment opportunities, which could reduce returns and result in losses.

We compete for investments with other financial institutions and various SMB lenders, as well as other sources of funding. Additionally, competition for investment opportunities has emerged among alternative investment vehicles, such as CLOs, some of which are sponsored by other alternative asset investors, as these entities have begun to focus on making investments in SMBs. As a result of these new entrants, competition for our investment opportunities may intensify. Many of our competitors will be substantially larger and have considerably greater financial, technical and marketing resources than us. For example, some competitors may have a lower cost of capital and access to funding sources that will not be available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments than we will have. These characteristics could allow our competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than we will be able to offer. We may lose investment opportunities if we do not match our competitors’ pricing, terms and structure. If we are forced to match our competitors’ pricing, terms and structure, we may not be able to achieve acceptable returns on our investments or may bear substantial risk of capital loss. Furthermore, many of our competitors will have greater experience operating under, or will not be subject to, the regulatory restrictions that the 1940 Act will impose on us as a BDC, or the source-of-income, asset diversification, and distribution requirements we must satisfy to qualify for and maintain our intended status as a RIC.

If we are unable to source investments effectively, we may be unable to achieve our investment objective.

Our ability to achieve our investment objective depends on our Senior Lending Team’s and our Executive Committee’s ability to identify, evaluate and invest in suitable companies that meet our investment criteria. Accomplishing this result on a cost-effective basis is largely a function of our marketing capabilities, our management of the investment process, our ability to provide efficient services and our access to financing sources on acceptable terms. In addition to monitoring the performance of our existing investments, members of our Senior Lending Team, our Executive Committee and our other investment professionals may also be called upon to provide managerial assistance to our portfolio companies. These demands on their time may distract them or slow the rate of investment. To grow, we need to continue to hire, train, supervise and manage new employees and to implement computer and other systems capable of effectively accommodating our growth. However, we cannot provide assurance that any such employees will contribute to the success of our business or that we will implement such systems effectively. Failure to manage our future growth effectively could have a material adverse effect on our business, financial condition and results of operations.

Our business model depends to a significant extent upon strong referral relationships, and our inability to maintain or further develop these relationships, as well as the failure of these relationships to generate investment opportunities, could adversely affect our business.

We expect that members of our Senior Lending Team and our Executive Committee will maintain their relationships with intermediaries, financial institutions, investment bankers, commercial bankers, financial advisors, attorneys, accountants, consultants, alliance partners, and other individuals within their networks, and we will rely, to a significant extent, upon these relationships to provide us with potential investment opportunities. If our Senior Lending Team and our Executive Committee fail to maintain its existing relationships or develop new relationships with sources of investment opportunities, we may not be able to grow our investment portfolio. In addition, individuals with whom members of our Senior Lending Team and our Executive Committee have relationships are not obligated to provide us with investment opportunities, and, therefore, there is no assurance that such relationships will generate investment opportunities for us.

Any failure on our part to maintain our status as a BDC would reduce our operating flexibility.

We have elected to be regulated as a BDC under the 1940 Act. The 1940 Act imposes numerous constraints on the operations of BDCs. For example, BDCs are required to invest at least 70% of their gross assets in specified types of securities, primarily in private companies or thinly-traded U.S. public companies, cash, cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less. Furthermore, any failure to comply with the requirements imposed on BDCs by the 1940 Act could cause the SEC to bring an enforcement action against us and/or expose us to claims of private litigants. In addition, upon approval of a majority of our stockholders, we may elect to withdraw our status as a BDC. If we decide to withdraw our election, or if we otherwise fail to qualify, or maintain our qualification, as a BDC, we may be subject to the substantially greater regulation under the 1940 Act as a closed-end investment company. Compliance with such regulations would significantly decrease our operating flexibility, and could significantly increase our costs of doing business.

Regulations governing our operation as a BDC affect our ability to raise additional capital and the way in which we do so. As a BDC, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage.

We may issue debt securities or preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we are permitted, as a BDC, to issue senior securities in amounts such that our asset coverage ratio, as defined in the 1940 Act, equals at least 200% of gross assets less all liabilities and indebtedness not represented by senior securities, after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness at a time when such sales may be disadvantageous. Also, any amounts that we use to service our indebtedness would not be available for distributions to our common stockholders. Continuing to expand our debt financing activities in SBA 7(a) loans will require us to raise additional capital. The failure to continue to generate such loans on a consistent basis could have a material impact on our results of operations, and accordingly, our ability to make distributions to our stockholders.

We generally may not issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value per share of our common stock if our Board determines that such sale is in our best interests and in the best interests of our stockholders, and our stockholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our Board, closely approximates the market value of such securities (less any distributing commission or discount). If we raise additional funds by issuing more common stock or senior securities convertible into, or exchangeable for, our common stock, then the percentage ownership of our stockholders at that time will decrease, and you may experience dilution.

Because we intend to distribute substantially all of our income to our stockholders to maintain our status as a RIC, we will continue to need additional capital to finance our growth, and regulations governing our operation as a BDC will affect our ability to, and the way in which we, raise additional capital and make distributions.

As a RIC, we generally will be required to distribute substantially all of our ordinary income to meet the Annual Distribution Requirement and the Excise Tax Avoidance Requirement, which consequently increases the need to raise additional debt and equity capital. Furthermore, as a result of issuing senior securities, we would also be exposed to typical risks associated with leverage, including an increased risk of loss. If we issue preferred stock, the preferred stock would rank “senior” to common stock in our capital structure, preferred stockholders would have separate voting rights on certain matters and might have other rights, preferences, or privileges more favorable than those of our common stockholders, and the issuance of preferred stock could have the effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for holders of our common stock or otherwise be in your best interest.

Because we borrow money, the potential for loss on amounts invested in us is magnified and may increase the risk of investing in us.

Borrowings, also known as leverage, magnify the potential for loss on investments in our indebtedness and on invested equity capital. As we use leverage to partially finance our investments, you will experience increased risks of investing in our securities. If the value of our assets increases, then leveraging would cause the net asset value attributable to our common stock to increase more sharply than it would have had we not leveraged. Conversely, if the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged our business. Similarly, any increase in our income in excess of interest payable on the borrowed funds would cause our net investment income to increase more than it would without the leverage, while any decrease in our income would cause net investment income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to pay common stock dividends, scheduled debt payments or other payments related to our securities. Leverage is generally considered a speculative investment technique.

Illustration:  The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing in the table below:

Assumed Return on Our Portfolio(1)
(net of expenses)

	(10)%	(5)%	0%	5%	10%
Corresponding net return to stockholders(2)	(22.60)%	(13.39)%	(4.18)%	5.03%	14.25%

(1)	Assumes $376,682,000 in total assets, $159,984,000 in debt, $204,428,000 in net assets as of June 30, 2016, and an average cost of funds of 5.34%. Actual interest payments may be different.
(2)	In order for us to cover our annual interest payments on indebtedness, we must achieve annuals returns on our June 30, 2016 total assets of at least 2.27%.

Our ability to achieve our investment objective may depend in part on our ability to access additional leverage on favorable terms, and there can be no assurance that such additional leverage can in fact be achieved.

To the extent we borrow money to finance our investments, changes in interest rates will affect our cost of capital and net investment income.

To the extent we borrow money to finance investments, our net investment income will depend, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, we can offer no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income in the event we borrow money to finance our investments. In periods of rising interest rates, our cost of funds would increase, which could reduce our net investment income. We expect that our long-term fixed-rate investments will be financed primarily with equity and/or long-term debt. We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. Such techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act. If we do not implement these techniques properly, we could experience losses on our hedging positions, which could be material.

We may experience fluctuations in our quarterly and annual results.

We may experience fluctuations in our quarterly and annual operating results due to a number of factors, including our ability or inability to make investments in companies that meet our investment criteria, the interest rate payable on the debt securities we acquire, the default rate of such securities, the level of portfolio dividend and fee income, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

Our Board may change our investment objective, operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse.

Although we must obtain stockholder approval to cease to be, or withdraw our election as, a BDC, our Board has the authority to modify or waive our investment objective, current operating policies, investment criteria and strategies without prior notice and without stockholder approval. We cannot predict the effect any changes to our current operating policies, investment criteria and strategies would have on our business, net asset value, operating results and value of our stock. However, the effects might be adverse, which could negatively impact our ability to make distributions and cause stockholders to lose all or part of their investment.

We will be subject to corporate-level income tax if we are unable to qualify as a RIC or are unable to make the distributions required to maintain RIC tax treatment.

Although we intend to elect to be treated as a RIC commencing with our tax year ending December 31, 2015, no assurance can be given that we will be able to qualify for and maintain our tax treatment as a RIC in the future. To obtain and maintain our tax treatment as a RIC, we must meet certain source-of-income, asset diversification, and distribution requirements.

The income source requirement will be satisfied if we obtain at least 90% of our income for each year from dividends, interest, gains from the sale of stock or securities or similar sources.

The asset diversification requirement will be satisfied if we meet certain asset diversification requirements at the end of each quarter of our taxable year. Failure to meet those requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of our qualification as a RIC. Because most of our investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses. The annual distribution requirement for a RIC will be satisfied if we distribute to our stockholders on an annual basis at least 90% of our net ordinary income and net short-term capital gains in excess of our net long-term capital losses, if any. Because we use debt financing, we are subject to certain asset coverage ratio requirements under the 1940 Act and financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirement. If we are unable to obtain cash from other sources, we could fail to qualify as a RIC.

If we fail to qualify for RIC tax treatment for any reason and remain or become subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions. Although we intend to elect to be treated as a RIC commencing with our tax year ending December 31, 2015, no assurance can be given that we will be able to qualify for and maintain our tax treatment as a RIC in the future.

We may not be able to pay distributions to our stockholders, our distributions may not grow over time and a portion of our distributions may be a return of capital.

We intend to pay distributions to our stockholders out of assets legally available for distribution. We cannot assure investors that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. Our ability to pay distributions might be adversely affected by, among other things, the impact of one or more of the risk factors described in this prospectus. In addition, the inability to satisfy the asset coverage test applicable to us as a BDC can limit our ability to pay distributions. All distributions will be paid at the discretion of our Board and will depend on our earnings, our financial condition, maintenance of our RIC status, compliance with applicable BDC regulations and such other factors as our Board may deem relevant from time to time. We cannot assure investors that we will pay distributions to our stockholders in the future.

When we make distributions, we will be required to determine the extent to which such distributions are paid out of current or accumulated earnings and profits. Distributions in excess of current and accumulated earnings and profits will be treated as a non-taxable return of capital to the extent of an investor’s basis in our stock and, assuming that an investor holds our stock as a capital asset, thereafter as a capital gain. Generally, a non-taxable return of capital will reduce an investor’s basis in our stock for federal tax purposes, which will result in higher tax liability when the stock is sold. Stockholders should read any written disclosure accompanying a distribution carefully and should not assume that the source of any distribution is our ordinary income or gains.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

For U.S. federal income tax purposes, we are required to include in our taxable income certain amounts that we have not yet received in cash. Since, in certain cases, we may recognize taxable income before or without receiving corresponding cash payments, we may have difficulty meeting the Annual Distribution Requirement necessary to maintain our tax treatment as a RIC. Accordingly, to satisfy our RIC distribution requirements, we may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities. If we are not able to obtain cash from other sources, we may fail to qualify for tax treatment as a RIC and thus become subject to corporate-level income tax.

We may in the future choose to pay dividends in our own stock, in which case investors may be required to pay tax in excess of the cash they receive.

We may distribute taxable dividends that are payable in part in our stock. In accordance with certain applicable Treasury regulations and private letter rulings issued by the Internal Revenue Service, a RIC may treat a distribution of its own stock as fulfilling the RIC distribution requirements if each stockholder may elect to receive his or her entire distribution in either cash or stock of the RIC, subject to a limitation that the aggregate amount of cash to be distributed to all stockholders must be at least 20% of the aggregate declared distribution. If too many stockholders elect to receive cash, each stockholder electing to receive cash must receive a pro rata amount of cash (with the balance of the distribution paid in stock). In no event will any stockholder, electing to receive cash, receive less than 20% of his or her entire distribution in cash. If these and certain other requirements are met, for U.S. federal income tax purposes, the amount of the dividend paid in stock will be equal to the amount of cash that could have been received instead of stock. Taxable stockholders receiving such dividends will be required to include the amount of the dividends as ordinary income (or as long-term capital gain to the extent such distribution is properly reported as a capital gain dividend) to the extent of our current and accumulated earnings and profits for United States federal income tax purposes. As a result, a U.S. stockholder may be required to pay tax with respect to such dividends in excess of any cash received. If a U.S. stockholder sells the stock it receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of our stock at the time of the sale. Furthermore, with respect to non-U.S. stockholders, we may be required to withhold U.S. tax with respect to such dividends, including in respect of all or a portion of such dividend that is payable in stock. In addition, if a significant number of our stockholders determine to sell shares of our stock in order to pay taxes owed on dividends, it may put downward pressure on the trading price of our stock.

Internal control deficiencies could impact the accuracy of our financial results or prevent the detection of fraud. As a result, stockholders could lose confidence in our financial and other public reporting, which would harm our business and the trading price of our common stock.

Effective internal controls over financial reporting are necessary for us to provide reliable financial reports and, together with adequate disclosure controls and procedures, are designed to prevent fraud. A material weakness is a deficiency, or a combination of deficiencies, in internal control over financial reporting such that there is a reasonable possibility that a material misstatement of the Company’s annual or interim financial statements will not be prevented or detected on a timely basis. Any failure by us to identify future deficiencies in our internal control over financial reporting in a timely manner or remediate any such deficiencies, could prevent us from accurately and timely reporting our financial results. Inferior internal controls could also cause investors to lose confidence in our reported financial information, which could have a negative effect on the trading price of our common stock.

We are required to disclose changes made in our internal control and procedures on a quarterly basis and our management is required to assess the effectiveness of these controls annually. An independent assessment of the effectiveness of our internal controls could detect problems that our management’s assessment might not. Undetected material weaknesses in our internal controls could lead to financial statement restatements and require us to incur the expense of remediation. In the event that we are unable to maintain or achieve compliance with Section 404 of the Sarbanes-Oxley Act and related rules, the market price of our common stock may be adversely affected.

Changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy.

We and our portfolio companies will be subject to applicable local, state and federal laws and regulations, including, without limitation, federal immigration laws and regulations. New legislation may be enacted or new interpretations, rulings or regulations could be adopted, including those governing the types of investments we are permitted to make, any of which could harm us and our stockholders, potentially with retroactive effect. Additionally, any changes to the laws and regulations governing our operations relating to permitted investments may cause us to alter our investment strategy in order to avail ourselves of new or different opportunities. Such changes could result in material differences to the strategies and plans set forth herein and may result in our investment focus shifting from the areas of expertise of our Senior Lending Team and our Executive Committee to other types of investments in which our Senior Lending Team and our Executive Committee may have less expertise or little or no experience. Thus, any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment.

We have specific risks associated with SBA loans.

We have generally sold the guaranteed portion of SBA loans in the secondary market. Such sales have resulted in our earning premiums and creating a stream of servicing income. There can be no assurance that we will be able to continue originating these loans, or that a secondary market will exist for, or that we will continue to realize premiums upon the sale of the guaranteed portions of the SBA 7(a) loans.

Since we sell the guaranteed portion of substantially all of our SBA 7(a) loan portfolio, we retain credit risk on the non-guaranteed portion of the SBA loans. We share pro rata with the SBA in any recoveries. In the event of default on an SBA loan, our pursuit of remedies against a borrower is subject to SBA approval, and where the SBA establishes that its loss is attributable to deficiencies in the manner in which the loan application has been prepared, submitted and approved, the SBA may decline to honor its guarantee with respect to our SBA loans or it may seek the recovery of damages from us. If we should experience significant problems with our underwriting of SBA loans, such failure to honor a guarantee or the cost to correct the problems could have a material adverse effect on us.

Curtailment of the government-guaranteed loan programs could adversely affect our results of operations.

Although the program has been in existence since 1953, there can be no assurance that the federal government will maintain the SBA 7(a) loan program, or that it will continue to guarantee loans at current levels. If we cannot continue originating and selling government-guaranteed loans, we will generate fewer origination fees and our ability to generate gains on the sale of loans will decrease. From time-to-time, the government agencies that guarantee these loans reach their internal budgeted limits and cease to guarantee loans for a stated time period. In addition, these agencies may change their rules for extending loans. Also, Congress may adopt legislation that would have the effect of discontinuing or changing the SBA’s programs. Non-governmental programs could replace government programs for some borrowers, but the terms might not be equally acceptable. If these changes occur, the volume of loans to SMBs and industrial borrowers of the types that now qualify for government-guaranteed loans could decline, as could the profitability of these loans.

Additionally, under current law, SBA 7(a) lenders must share equally with the SBA any SBA 7(a) loan premium in excess of 110% of the par value of such loans. Legislation pending in the U.S. Senate would, among other things, require SBA 7(a) lenders to share equally with the SBA any SBA 7(a) loan premium in excess of 108% of the par value of such loans, thereby decreasing the share of loan premium received by the SBA 7(a) lender. Such legislation also would impose a new fee of 3 basis points on the guaranteed portion of the SBA 7(a) loan. If passed in its present form, the legislation could serve to negatively impact the profitability of SBA 7(a) loans.

Curtailment of our ability to utilize the SBA 7(a) Loan Program by the Federal government could adversely affect our results of operations.

We are dependent upon the federal government to maintain the SBA 7(a) Program. There can be no assurance that the program will be maintained or that loans will continue to be guaranteed at current levels. From time-to-time the SBA has reached its internal budgeted limits and ceased to guarantee loans for a stated period of time. In addition, the SBA may change its rules regarding loans or Congress may adopt legislation or fail to approve a budget that would have the effect of discontinuing, reducing availability of funds for, or changing loan programs. Non-governmental programs could replace government programs for some borrowers, but the terms might not be equally acceptable. If these changes occur, the volume of loans to small businesses that now qualify for government guaranteed loans could decline, as could the profitability of these loans.

NSBF’s failure to maintain PLP status or maintain its SBA 7(a) license could adversely affect our results of operation.

There can be no assurance that NSBF will be able to maintain its status as a PLP or that NSBF can maintain its SBA 7(a) license. If NSBF cannot continue originating and selling government guaranteed loans at current levels, we could experience a decrease in future servicing spreads and earned premiums.

NSBF has been granted PLP status and originates, sells and services small business loans and is authorized to place SBA guarantees on loans without seeking prior SBA review and approval. Being a national lender, PLP status allows NSBF to expedite loans since NSBF is not required to present applications to the SBA for concurrent review and approval. The loss of PLP status could adversely impact our marketing efforts and ultimately loan origination volume which could negatively impact our results of operations.

Our loans under the Section 7(a) Loan Program involve a high risk of default and such default could adversely impact our results of operations.

Loans to small businesses involve a high risk of default. Such loans are generally not rated by any statistical rating organization. Small businesses usually have smaller product lines and market shares than larger companies and therefore may be more vulnerable to competition and general economic conditions. These businesses’ success typically depends on their management talents and efforts of one person or a small group of persons whose death, disability or resignation would adversely affect the business. Because these businesses frequently have highly leveraged capital structures, reduced cash flow resulting from economic downturns can severely impact the businesses’ ability to meet their obligations. The portions of Section 7(a)

loans to be retained by the Company do not benefit directly from any SBA guarantees; in an event of default, however, the Company and the SBA typically cooperate in collateral foreclosure or other work-out efforts and share in any resulting collections.

If NSBF fails to comply with SBA regulations in connection with the origination, servicing, or liquidation of an SBA 7(a) loan, liability on the SBA guaranty, in whole or part, could be transferred to NSBF.

If we fail to comply with certain of the SBA’s regulations in connection with the origination, servicing, or liquidation of an SBA 7(a) loan, the SBA may be released from liability on its guaranty of a 7(a) loan, and may refuse to honor a guaranty purchase request in full (referred to by SBA as a “denial”) or in part (referred to by SBA as a “repair”), or recover all or part of the funds already paid in connection with a guaranty purchase. In the event of a repair or denial, liability on the guaranty, in whole or part, would be transferred to NSBF. In addition, the growth in the number of loans made by NSBF, changes in SBA regulations and economic factors may adversely impact our current repair and denial rate, which has historically been very low. See “Regulation — Regulation as a Small Business Lending Company” for more information.

The loans we make under the Section 7(a) Loan Program face competition.

There are several other non-bank lenders as well as a large number of banks that participate in the SBA Section 7(a) Loan Program. All of these participants compete for the business of eligible borrowers. In addition, pursuant to the 1940 Act, the Company is limited as to the amount of indebtedness it may have. Accordingly, the Company may be at a competitive disadvantage with regard to other lenders or financial institutions that may be able to achieve greater leverage at a lower cost.

NSBF, our wholly-owned subsidiary, is subject to regulation by the SBA.

Our wholly-owned subsidiary, NSBF, is licensed by the SBA as an SBLC. In order to operate as an SBLC, a licensee is required to maintain a minimum regulatory capital (as defined by SBA regulations) of the greater of (1) 10% of its outstanding loans receivable and other investments or (2) $1.0 million. Moreover, before consenting to a securitization, NSBF and other securitizers must be considered well capitalized by the SBA. For NSBF and other SBLC securitizers, the SBA will consider it well capitalized if it maintains a minimum unencumbered paid in capital and paid in surplus equal to at least 10 percent of its assets, excluding the guaranteed portion of 7(a) loans. In addition, an SBLC is subject to certain other regulatory restrictions. Among other things, SBLCs are required to: establish, adopt, and maintain a formal written capital plan; submit to the SBA for review a credit policy that demonstrates the SBLC’s compliance with the applicable regulations and the SBA’s Standard Operating Procedures for origination, servicing and liquidation of 7(a) loans; submit to the SBA for review and approval annual validation, with supporting documentation and methodologies, demonstrating that any scoring model used by the SBLC is predictive of loan performance; obtain SBA approval for loan securitization and borrowings; and adopt and fully implement an internal control policy which provides adequate direction for effective control over and accountability for operations, programs, and resources. See “Regulation — Regulation as a Small Business Lending Company” for more information.

Our business is subject to increasingly complex corporate governance, public disclosure and accounting requirements that are costly and could adversely affect our business and financial results.

We are subject to changing rules and regulations of federal and state government as well as the stock exchange on which our common stock is listed. These entities, including the Public Company Accounting Oversight Board, the SEC and the Nasdaq Global Market, have issued a significant number of new and increasingly complex requirements and regulations over the course of the last several years and continue to develop additional regulations and requirements in response to laws enacted by Congress. On July 21, 2010, the Dodd-Frank Wall Street Reform and Protection Act, or the Dodd-Frank Act, was enacted. There are significant corporate governance and executive compensation-related provisions in the Dodd-Frank Act, and the SEC has adopted, and will continue to adopt, additional rules and regulations that may impact us. Our efforts to comply with these requirements have resulted in, and are likely to continue to result in, an increase in expenses and a diversion of management’s time from other business activities.

In addition, our failure to keep pace with such rules, or for our management to appropriately address compliance with such rules fully and in a timely manner, exposes us to an increasing risk of inadvertent non-compliance. While our management team takes reasonable efforts to ensure that the Company is in full compliance with all laws applicable to its operations, the increasing rate and extent of regulatory change increases the risk of a failure to comply, which may result in our ability to operate our business in the ordinary course or may subject us to potential fines, regulatory findings or other matters that may materially impact our business.

If we cannot obtain additional capital because of either regulatory or market price constraints, we could be forced to curtail or cease our new lending and investment activities, our net asset value could decrease and our level of distributions and liquidity could be affected adversely.

Our ability to secure additional financing and satisfy our financial obligations under indebtedness outstanding from time to time will depend upon our future operating performance, which is subject to the prevailing general economic and credit market conditions, including interest rate levels and the availability of credit generally, and financial, business and other factors, many of which are beyond our control. The prolonged continuation or worsening of current economic and capital market conditions could have a material adverse effect on our ability to secure financing on favorable terms, if at all.

If we are unable to obtain additional debt capital, then our equity investors will not benefit from the potential for increased returns on equity resulting from leverage to the extent that our investment strategy is successful and we may be limited in our ability to make new commitments or fundings to our portfolio companies.

Capital markets may experience periods of disruption and instability and we cannot predict when these conditions will occur. Such market conditions could materially and adversely affect debt and equity capital markets in the United States and abroad, which could have a negative impact on our business, financial condition and results of operations.

As a BDC, we must maintain our ability to raise additional capital for investment purposes. Without sufficient access to the capital markets or credit markets, we may be forced to curtail our business operations or we may not be able to pursue new business opportunities.

The U.S. and global capital markets experienced extreme volatility and disruption during the economic downturn that began in mid-2007, and the U.S. economy was in a recession for several consecutive calendar quarters during the same period. In 2010, a financial crisis emerged in Europe, triggered by high budget deficits and rising direct and contingent sovereign debt, which created concerns about the ability of certain nations to continue to service their sovereign debt obligations. Risks resulting from such debt crisis and any future debt crisis in Europe or any similar crisis elsewhere could have a detrimental impact on the global economic recovery, sovereign and non-sovereign debt in certain countries and the financial condition of financial institutions generally. In July and August 2015, Greece reached agreements with its creditors for bailouts that provide aid in exchange for certain austerity measures. These and similar austerity measures may adversely affect world economic conditions and have an adverse impact on our business and that of our portfolio companies. In the second quarter of 2015, stock prices in China experienced a significant drop, resulting primarily from continued sell-off of shares trading in Chinese markets. In August 2015, Chinese authorities sharply devalued China’s currency. These market and economic disruptions adversely affected, and these and other similar market and economic disruptions may in the future affect, the U.S. capital markets, which could adversely affect our business and that of our portfolio companies. These market disruptions materially and adversely affected, and may in the future affect, the broader financial and credit markets and has reduced the availability of debt and equity capital for the market as a whole and to financial firms, in particular. At various times, these disruptions resulted in, and may in the future result in, a lack of liquidity in parts of the debt capital markets, significant write-offs in the financial services sector and the repricing of credit risk. These conditions may reoccur for a prolonged period of time again or materially worsen in the future, including as a result of further downgrades to the U.S. government’s sovereign credit rating or the perceived credit worthiness of the United States or other large global economies. Unfavorable economic conditions, including future recessions, also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. We may in the future have difficulty accessing debt and equity capital on attractive terms, or at all, and a severe disruption and instability in the global financial markets or deteriorations in credit and financing conditions may cause us to reduce the volume of loans we originate and/or fund, adversely affect the value of our portfolio investments or otherwise have a material adverse effect on our business, financial condition, results of operations and cash flows.

We are highly dependent on information systems and systems failures could significantly disrupt our business, which may, in turn, negatively affect the market price of our securities and our ability to make distributions to our stockholders.

Our business is highly dependent on our communications and information systems. Certain of these systems are provided to us by third party service providers. Any failure or interruption of such systems, including as a result of the termination of an agreement with any such third party service provider, could cause delays or other problems in our activities. This, in turn, could have a material adverse effect on our operating results and negatively affect the market price of our securities and our ability to make distributions to our stockholders.

Terrorist attacks, acts of war or natural disasters may affect any market for our securities, impact the businesses in which we invest and harm our business, operating results and financial condition.

Terrorist acts, acts of war or natural disasters may disrupt our operations, as well as the operations of the businesses in which we invest. Such acts have created, and continue to create, economic and political uncertainties and have contributed to global economic instability. Future terrorist activities, military or security operations, or natural disasters could further weaken the domestic/global economies and create additional uncertainties, which may negatively impact the businesses in which we invest directly or indirectly and, in turn, could have a material adverse impact on our business, operating results and financial condition. Losses from terrorist attacks and natural disasters are generally uninsurable.

We face cyber-security risks.

Our business operations rely upon secure information technology systems for data processing, storage and reporting. Despite careful security and controls design, implementation and updating, our information technology systems could become subject to cyber-attacks. Network, system, application and data breaches could result in operational disruptions or information misappropriation, which could have a material adverse effect on our business, results of operations and financial condition.

We could be adversely affected by information security breaches or cyber security attacks.

Our portfolio companies’ web services involve the storage and transmission of customers’ and employees’ proprietary information. Our businesses rely on our digital technologies, computer and email systems, software, and networks to conduct its operations. Our technologies, systems and networks may become the target of criminal cyber-attacks or information security breaches that could result in the unauthorized release, gathering, monitoring, misuse, loss or destruction of confidential, proprietary and other information of NTS or third parties with whom we deal, or otherwise disrupt our or our customers’ or other third parties’ business operations. It is critical to our business strategy that our facilities and infrastructure remain secure and are perceived by the marketplace to be secure. Although we employ appropriate security technologies (including data encryption processes, intrusion detection systems), and conduct comprehensive risk assessments and other internal control procedures to assure the security of our customers’ data, we cannot guarantee that these measures will be sufficient for this purpose. If our security measures are breached as a result of third-party action, employee error or otherwise, and as a result our customers’ data becomes available to unauthorized parties, we could incur liability and our reputation would be damaged, which could lead to the loss of current and potential customers. If we experience any breaches of our network security or sabotage, we might be required to expend significant capital and other resources to detect, remedy, protect against or alleviate these and related problems, and we may not be able to remedy these problems in a timely manner, or at all. Because techniques used by outsiders to obtain unauthorized network access or to sabotage systems change frequently and generally are not recognized until launched against a target, we may be unable to anticipate these techniques or implement adequate preventative measures. As cyber threats continue to evolve, we may be required to expend significant additional resources to continue to modify or enhance our protective measures or to investigate and remediate any information security vulnerabilities. Although we have insurance in place that covers such incidents, the cost of a breach or cyber-attack could well exceed any such insurance coverage.

The failure of our cyber-security systems, as well as the occurrence of events unanticipated in our disaster recovery systems and management continuity planning could impair our ability to conduct business effectively.

The occurrence of a disaster such as a cyber-attack, a natural catastrophe, an industrial accident, a terrorist attack or war, events unanticipated in our disaster recovery systems, or a support failure from external providers, could have an adverse effect on our ability to conduct business and on our results of operations and financial condition, particularly if those events affect our computer-based data processing, transmission, storage, and retrieval systems or destroy data. If a significant number of our managers were unavailable in the event of a disaster, our ability to effectively conduct our business could be severely compromised.

We depend heavily upon computer systems to perform necessary business functions. Despite our implementation of a variety of security measures, our computer systems could be subject to cyber-attacks and unauthorized access, such as physical and electronic break-ins or unauthorized tampering. Like other companies, we may experience threats to our data and systems, including malware and computer virus attacks, unauthorized access, system failures and disruptions. If one or more of these events occurs, it could potentially jeopardize the confidential, proprietary and other information processed and stored in, and transmitted through, our computer systems and networks, or otherwise cause interruptions or malfunctions in our operations, which could result in damage to our reputation, financial losses, litigation, increased costs, regulatory penalties and/or customer dissatisfaction or loss.

RISKS RELATING TO OUR INVESTMENTS GENERALLY

Our investments are very risky and highly speculative.

We invest primarily in senior secured term loans and select equity investments issued by companies, some of which are highly leveraged. The majority of senior secured loans are SBA 7(a) loans and the majority of equity investments are comprised of controlled affiliate equity investments.

Senior Secured Loans.  There is a risk that the collateral securing our loans, in most cases real estate, may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital, and, in some circumstances, our lien could be subordinated to claims of other creditors. In addition, deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the loan. Consequently, the fact that a loan is secured does not guarantee that we will receive principal and interest payments according to the loan’s terms, or at all, or that we will be able to collect on the loan should we be forced to enforce our remedies. In some cases we may take second lien position on additional business or personal assets to secure further our first lien positions.

Equity Investments.  We occasionally invest directly in the equity securities of portfolio companies. The equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

In addition, investing in SMBs involves a number of significant risks, including:

•	these companies may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees we may have obtained in connection with our investment;
•	they typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;
•	they are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;

•	they generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position;
•	they may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity; and
•	our executive officers and directors may, in the ordinary course of business, be named as defendants in litigation arising from our investments in the portfolio companies.

An investment strategy focused primarily on smaller privately held companies involves a high degree of risk and presents certain challenges, including the lack of available information about these companies, a dependence on the talents and efforts of only a few key portfolio company personnel and a greater vulnerability to economic downturns.

Our portfolio consists primarily of debt and equity investments in smaller privately-owned companies. Investing in these types of companies involves a number of significant risks. Typically, the debt in which we invest is not initially rated by any rating agency; however, we believe that if such investments were rated, they would be below investment grade. Below investment grade securities, which are often referred to as “high yield” or “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. Compared to larger publicly-owned companies, these small companies may be in a weaker financial position and experience wider variations in their operating results, which may make them more vulnerable to economic downturns. Typically, these companies need more capital to compete; however, their access to capital is limited and their cost of capital is often higher than that of their competitors. Our portfolio companies often face intense competition from larger companies with greater financial, technical and marketing resources and their success typically depends on the managerial talents and efforts of an individual or a small group of persons. Therefore, any loss of its key employees could affect a portfolio company’s ability to compete effectively and harm its financial condition. Further, some of these companies conduct business in regulated industries that are susceptible to regulatory changes. These factors could impair the cash flow of our portfolio companies and result in other events, such as bankruptcy. These events could limit a portfolio company’s ability to repay its obligations to us, which may have an adverse effect on the return on, or the recovery of, our investment in these businesses. Deterioration in a borrower’s financial condition and prospects may be accompanied by deterioration in the value of the loan’s collateral.

Generally, little public information exists about these companies, and we are required to rely on the ability of our Senior Lending Team and our Executive Committee to obtain adequate information to evaluate the potential returns from investing in these companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments. Also, privately held companies frequently have less diverse product lines and smaller market presence than larger competitors. These factors could adversely affect our investment returns as compared to companies investing primarily in the securities of public companies.

Our investments in leveraged portfolio companies may be risky, and you could lose all or part of your investment.

Investment in leveraged companies involves a number of significant risks. Leveraged companies in which we invest may have limited financial resources and may be unable to meet their obligations under their loans and debt securities that we hold. Such developments may be accompanied by deterioration in the value of any collateral and a reduction in the likelihood of our realizing any guarantees that we may have obtained in connection with our investment. Smaller leveraged companies also may have less predictable operating results and may require substantial additional capital to support their operations, finance their expansion or maintain their competitive position.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

Our portfolio companies may have, or may be permitted to incur, other debt that ranks equally with, or in some cases senior to, the debt in which we invest. By their terms, such debt instruments may entitle the holders to receive payment of interest or principal on or before the dates on which we are entitled to receive payments with respect to the debt instruments in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution. After repaying such senior creditors, such portfolio company may not have sufficient remaining assets to repay its obligation to us. In the case of debt ranking equally with debt instruments in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

Second priority liens on collateral securing loans that we make to our portfolio companies may be subject to control by senior creditors with first priority liens. If there is a default, the value of the collateral may not be sufficient to repay in full both the first priority creditors and us.

Certain loans that we make are secured by a second priority security interest in the same collateral pledged by a portfolio company to secure senior first lien debt owed by the portfolio company to commercial banks or other traditional lenders. Often the senior lender has procured covenants from the portfolio company prohibiting the incurrence of additional secured debt without the senior lender’s consent. Prior to and as a condition of permitting the portfolio company to borrow money from us secured by the same collateral pledged to the senior lender, the senior lender will require assurances that it will control the disposition of any collateral in the event of bankruptcy or other default. In many such cases, the senior lender will require us to enter into an “intercreditor agreement” prior to permitting the portfolio company to borrow from us. Typically the intercreditor agreements we will be requested to expressly subordinate our debt instruments to those held by the senior lender and further provide that the senior lender shall control: (1) the commencement of foreclosure or other proceedings to liquidate and collect on the collateral; (2) the nature, timing and conduct of foreclosure or other collection proceedings; (3) the amendment of any collateral document; (4) the release of the security interests in respect of any collateral; and (5) the waiver of defaults under any security agreement. Because of the control we may cede to senior lenders under intercreditor agreements we may enter, we may be unable to realize the proceeds of any collateral securing some of our loans.

If we make subordinated investments, the obligors or the portfolio companies may not generate sufficient cash flow to service their debt obligations to us.

We may make subordinated investments that rank below other obligations of the obligor in right of payment. Subordinated investments are subject to greater risk of default than senior obligations as a result of adverse changes in the financial condition of the obligor or economic conditions in general. If we make a subordinated investment in a portfolio company, the portfolio company may be highly leveraged, and its relatively high debt-to-equity ratio may create increased risks that its operations might not generate sufficient cash flow to service all of its debt obligations.

The disposition of our investments may result in contingent liabilities.

We currently expect that substantially all of our investments will involve loans and private securities. In connection with the disposition of an investment in loans and private securities, we may be required to make representations about the business and financial affairs of the portfolio company typical of those made in connection with the sale of a business. We may also be required to indemnify the purchasers of such investment to the extent that any such representations turn out to be inaccurate or with respect to potential liabilities. These arrangements may result in contingent liabilities that ultimately result in funding obligations that we must satisfy through our return of distributions previously made to us.

There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

Even though we may have structured certain of our investments as secured loans, if one of our portfolio companies were to go bankrupt, depending on the facts and circumstances, and based upon principles of equitable subordination as defined by existing case law, a bankruptcy court could subordinate all or a portion of our claim to that of other creditors and transfer any lien securing such subordinated claim to the bankruptcy estate. The principles of equitable subordination defined by case law have generally indicated that a claim may be subordinated only if its holder is guilty of misconduct or where the senior loan is re-characterized as an equity investment and the senior lender has actually provided significant managerial assistance to the bankrupt debtor. We may also be subject to lender liability claims for actions taken by us with respect to a borrower’s business or instances where we exercise control over the borrower. It is possible that we could become subject to a lender’s liability claim, including as a result of actions taken in rendering significant managerial assistance or actions to compel and collect payments from the borrower outside the ordinary course of business.

Economic recessions could impair our portfolio companies and harm our operating results.

Certain of our portfolio companies may be susceptible to an economic downturn and may be unable to repay our loans during this period. Therefore, assets may become non-performing and the value of our portfolio may decrease during this period. The adverse economic conditions also may decrease the value of collateral securing some of our loans and the value of our equity investments. A recession could lead to financial losses in our portfolio and a decrease in revenues, net income and the value of our assets.

The lack of liquidity in our investments may adversely affect our business.

We generally invest in companies whose securities are not publicly traded, and whose securities will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. There is no established trading market for the securities in which we invest. The illiquidity of these investments may make it difficult for us to sell these investments when desired. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded these investments. As a result, we do not expect to achieve liquidity in our investments in the near-term. Further, we may face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we have material non-public information regarding such portfolio company.

Our failure to make follow-on investments in our portfolio companies could impair the value of our portfolio.

Following an initial investment in a portfolio company, we may make additional investments in that portfolio company as “follow-on” investments, in order to: (1) increase or maintain in whole or in part our equity ownership percentage; (2) exercise warrants, options or convertible securities that were acquired in the original or a subsequent financing; or (3) attempt to preserve or enhance the value of our investment. We may elect not to make follow-on investments or otherwise lack sufficient funds to make those investments. We will have the discretion to make any follow-on investments, subject to the availability of capital resources. The failure to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and our initial investment, or may result in a missed opportunity for us to increase our participation in a successful operation. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we do not want to increase our concentration of risk, we prefer other opportunities, we are subject to BDC requirements that would prevent such follow-on investments, or the follow-on investment would affect our qualification as a RIC.

Our portfolio may lack diversification among portfolio companies which may subject us to a risk of significant loss if one or more of these companies default on its obligations under any of its debt instruments.

Our portfolio holds a limited number of controlled affiliate portfolio companies. Beyond the asset diversification requirements associated with our qualification as a RIC under the Code, we do not have fixed guidelines for diversification, and our investments may be concentrated in relatively few companies. As our portfolio is less diversified than the portfolios of some larger funds, we are more susceptible to failure if a single loan fails. Similarly, the aggregate returns we realize may be significantly adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment.

We are a non-diversified investment company within the meaning of the 1940 Act, and therefore we may invest a significant portion of our assets in a relatively small number of issuers, which subjects us to a risk of significant loss if any of these issuers defaults on its obligations under any of its debt instruments or as a result of a downturn in the particular industry.

We are classified as a non-diversified investment company within the meaning of the 1940 Act, and therefore we may invest a significant portion of our assets in a relatively small number of issuers in a limited number of industries. As of June 30, 2016, our three largest investments, Newtek Merchant Solutions, Newtek Technology Solutions and Premier Payments LLC equaled approximately 15%, 6% and 5%, respectively, of the fair value of our total assets. Beyond the asset diversification requirements associated with our qualification as a RIC, we do not have fixed guidelines for diversification, and while we are not targeting any specific industries, relatively few industries may become significantly represented among our investments. To the extent that we assume large positions in the securities of a small number of issuers, our net asset value may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of the issuer, changes in fair value over time or a downturn in any particular industry. We may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company.

Our portfolio may be concentrated in a limited number of industries, which may subject us to a risk of significant loss if there is a downturn in a particular industry in which a number of our investments are concentrated.

Our portfolio may be concentrated in a limited number of industries. A downturn in any particular industry in which we are invested could significantly impact the aggregate returns we realize. If an industry in which we have significant investments suffers from adverse business or economic conditions, as these industries have to varying degrees, a material portion of our investment portfolio could be affected adversely, which, in turn, could adversely affect our financial position and results of operations.

Because we may not hold controlling equity interests in certain of our portfolio companies, we may not be in a position to exercise control over our portfolio companies or to prevent decisions by management of our portfolio companies that could decrease the value of our investments.

We do not currently hold controlling equity positions in the majority of our portfolio companies where our investments are in the form of debt, particularly SBA loans. As a result, we are subject to the risk that a portfolio company may make business decisions with which we disagree, and that the management and/or stockholders of a portfolio company may take risks or otherwise act in ways that are adverse to our interests. Due to the lack of liquidity of the debt and equity investments that we typically hold in our portfolio companies, we may not be able to dispose of our investments in the event we disagree with the actions of a portfolio company and may therefore suffer a decrease in the value of our investments.

Defaults by our portfolio companies will harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize our portfolio company’s ability to meet its obligations under the debt securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company. Any extension or restructuring of our loans could adversely affect our cash flows. In addition, if one of our portfolio companies were to go bankrupt, even though we may have structured our interest as senior debt, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court might recharacterize our debt holding and subordinate all or a portion of our claim to that of other creditors. If any of these occur, it could materially and adversely affect our operating results and cash flows.

If we and our portfolio companies are unable to protect our intellectual property rights, our business and prospects could be harmed, and if we and our portfolio companies are required to devote significant resources to protecting their intellectual property rights, the value of our investment could be reduced.

The proprietary software essential to our business and that of our controlled portfolio companies is owned by us and made available to them for their use. Our future success and competitive position will depend in part upon our ability to maintain and protect proprietary technology used in our products and services. We will rely, in part, on patent, trade secret and trademark law to protect that technology, but competitors may misappropriate our intellectual property, and disputes as to ownership of intellectual property may arise. We may, from time to time, be required to institute litigation to enforce the patents, copyrights or other intellectual property rights, protect trade secrets, determine the validity and scope of the proprietary rights of others or defend against claims of infringement. Such litigation could result in substantial costs and diversion of resources.

Prepayments of our debt investments by our portfolio companies could adversely impact our results of operations and reduce our return on equity.

We will be subject to the risk that the investments we make in our portfolio companies may be repaid prior to maturity; most of our SBA loans do not carry prepayment penalties. When this occurs, we will generally reinvest these proceeds in temporary investments or repay outstanding debt, depending on future investment in new portfolio companies. Temporary investments will typically have substantially lower yields than the debt being prepaid and we could experience significant delays in reinvesting these amounts. Any future investment in a new portfolio company may also be at lower yields than the debt that was repaid. As a result, our results of operations could be materially adversely affected if one or more of our portfolio companies elect to prepay amounts owed to us. Additionally, prepayments could negatively impact our return on equity, which could result in a decline in the market price of our securities.

We may not realize gains from our equity investments.

Certain investments that we may make in the future include warrants or other equity securities. Investments in equity securities involve a number of significant risks, including the risk of further dilution as a result of additional issuances, inability to access additional capital and failure to pay current distributions. Investments in preferred securities involve special risks, such as the risk of deferred distributions, credit risk, illiquidity and limited voting rights. In addition, we may from time to time make non-control, equity investments in portfolio companies. Our goal is ultimately to realize gains upon our disposition of such equity interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

We also may be unable to realize any value if a portfolio company does not have a liquidity event, such as a sale of the business, recapitalization or public offering, which would allow us to sell the underlying equity interests. We will often seek puts or similar rights to give us the right to sell our equity securities back to the portfolio company issuer. We may be unable to exercise these puts rights for the consideration provided in our investment documents if the issuer is in financial distress.

We may expose ourselves to risks if we engage in hedging transactions.

If we engage in hedging transactions, we may expose ourselves to certain risks associated with such transactions. We may utilize instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in currency exchange rates and market interest rates. Hedging against a decline in the values of our portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions may also limit the opportunity for gain if the values of the underlying portfolio positions increase. It may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price. Moreover, for a variety of reasons, we may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities is likely to fluctuate as a result of factors not related to currency fluctuations.

An increase in non-performing assets would reduce our income and increase our expenses.

If our level of non-performing assets in our SBA lending business rises in the future, it could adversely affect our investment income and earnings. Non-performing assets are primarily loans on which borrowers are not making their required payments. Non-performing assets also include loans that have been restructured to permit the borrower to have smaller payments and real estate that has been acquired through foreclosure of unpaid loans. To the extent that our financial assets are non-performing, we will have less cash available for lending and other activities.

If the assets securing the loans that we make decrease in value, then we may lack sufficient collateral to cover losses.

To attempt to mitigate credit risks, we will typically take a security interest in the available assets of our portfolio companies. There is no assurance that we will obtain or properly perfect our liens.

There is a risk that the collateral securing our loans may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of a portfolio company to raise additional capital. In some circumstances, our lien could be subordinated to claims of other creditors. Consequently, the fact that a loan is secured does not guarantee that we will receive principal and interest payments according to the loan’s terms, or that we will be able to collect on the loan should we be forced to enforce our remedies.

In addition, because we may invest in technology-related companies, a substantial portion of the assets securing our investment may be in the form of intellectual property, if any, inventory and equipment and, to a lesser extent, cash and accounts receivable. Intellectual property, if any, that is securing our loan could lose value if, among other things, the company’s rights to the intellectual property are challenged or if the company’s license to the intellectual property is revoked or expires, the technology fails to achieve its intended results or a new technology makes the intellectual property functionally obsolete. Inventory may not be adequate to secure our loan if our valuation of the inventory at the time that we made the loan was not accurate or if there is a reduction in the demand for the inventory.

Similarly, any equipment securing our loan may not provide us with the anticipated security if there are changes in technology or advances in new equipment that render the particular equipment obsolete or of limited value, or if the company fails to adequately maintain or repair the equipment. Any one or more of the preceding factors could materially impair our ability to recover principal in a foreclosure.

We could be adversely affected by weakness in the residential housing and commercial real estate markets.

Continued weakness in residential home and commercial real estate values could impair our ability to collect on defaulted SBA loans as real estate is pledged in many of our SBA loans as part of the collateral package.

RISKS RELATING TO OUR CONTROLLED PORTFOLIO COMPANIES — NEWTEK MERCHANT SOLUTIONS (NMS)

We could be adversely affected if either of NMS’ two bank sponsors is terminated.

Because NMS is not a bank, it is unable to belong to and directly access the Visa® and MasterCard® bankcard associations. The Visa® and MasterCard® operating regulations require NMS to be sponsored by a bank in order to process bankcard transactions. A Bank sponsorship is an agreement under which a financial institution that has a membership with MasterCard, Visa or American Express sponsors an independent sales organization, like NMS, that accepts sales payments from credit card companies, and gain access the

Visa, MasterCard, and American Express networks. NMS is currently sponsored by two banks. If either of the sponsorships is terminated, and NMS is not able to secure or transfer the respective merchant portfolio to a new bank sponsor or sponsors, the business, financial condition, results of operations and cash flows of the electronic payment processing business could be materially adversely affected. If both the sponsorships are terminated and NMS is unable to secure a bank sponsor for the merchant portfolios, it will not be able to process bankcard transactions for the affected portfolios. Consequently, the loss of both of NMS’ sponsorships would have a material adverse effect on our business. Furthermore, NMS’ agreement with sponsoring banks gives the sponsoring banks substantial discretion in approving certain elements of its business practices, including its solicitation, application and qualification procedures for merchants, the terms of their agreements with merchants, the processing fees that they charge, their customer service levels and its use of independent sales organizations and independent sales agents. We cannot guarantee that NMS’ sponsoring banks’ actions under these agreements will not be detrimental to us.

Other service providers, some of whom are NMS’ competitors, are necessary for the conduct of NMS’ business. The termination by service providers of these arrangements with NMS or their failure to perform these services efficiently and effectively may adversely affect NMS’ relationships with the merchants whose accounts it serves and may cause those merchants to terminate their processing agreements with NMS.

If NMS or its processors or bank sponsors fail to adhere to the standards of the Visa® and MasterCard® bankcard associations, its registrations with these associations could be terminated and it could be required to stop providing payment processing services for Visa® and MasterCard®.

Substantially all of the transactions NMS processes involve Visa® or MasterCard®. If NMS, its bank sponsors or its processors fail to comply with the applicable requirements of the Visa® and MasterCard® bankcard associations, Visa® or MasterCard® could suspend or terminate its registration. The termination of NMS’ registration or any changes in the Visa® or MasterCard® rules that would impair its registration could require it to stop providing payment processing services, which would have a material adverse effect on its business.

On occasion, NMS experiences increases in interchange and sponsorship fees. If it cannot pass along these increases to its merchants, its profit margins will be reduced.

Our electronic payment processing portfolio company pays interchange fees or assessments to bankcard associations for each transaction it processes using their credit, debit and gift cards. From time to time, the bankcard associations increase the interchange fees that they charge processors and the sponsoring banks, which generally pass on such increases to NMS. From time to time, the sponsoring banks increase their fees as well. If NMS is not able to pass these fee increases along to merchants through corresponding increases in its processing fees, its profit margins in this line of business will be reduced.

Unauthorized disclosure of merchant or cardholder data, whether through breach of our computer systems or otherwise, could expose us to liability and business losses.

Through NMS, we collect and store sensitive data about merchants and cardholders, and we maintain a database of cardholder data relating to specific transactions, including payment, card numbers and cardholder addresses, in order to process the transactions and for fraud prevention and other internal processes. If anyone penetrates our network security or otherwise misappropriates sensitive merchant or cardholder data, we could be subject to liability or business interruption. While we subject these systems to periodic independent testing and review, we cannot guarantee that our systems will not be penetrated in the future. If a breach of our system occurs, we may be subject to liability, including claims for unauthorized purchases with misappropriated card information, impersonation or other similar fraud claims. Similar risks exist with regard to the storage and transmission of such data by our processors. In the event of any such a breach, we may also be subject to a class action lawsuit. SMBs are less prepared for the complexities of safeguarding cardholder data than their larger counterparts. In the event of noncompliance by a customer of card industry rules, we could face fines from payment card networks. There can be no assurance that we would be able to recover any such fines from such customer.

NMS is liable if its processing merchants refuse or cannot reimburse charge-backs resolved in favor of their customers.

If a billing dispute between a merchant and a cardholder is not ultimately resolved in favor of the merchant, the disputed transaction is “charged back” to the merchant’s bank and credited to the account of the cardholder. If NMS or its processing banks are unable to collect the charge-back from the merchant’s account, or if the merchant refuses or is financially unable due to bankruptcy or other reasons to reimburse the merchant’s bank for the charge-back, NMS must bear the loss for the amount of the refund paid to the cardholder’s bank. Most of NMS’ merchants deliver products or services when purchased, so a contingent liability for charge-backs is unlikely to arise, and credits are issued on returned items. However, some of its merchants do not provide services until sometime after a purchase, which increases the potential for contingent liability and future charge backs. NMS and the sponsoring bank can require that merchants maintain cash reserves under its control to cover charge back liabilities but such reserves may not be sufficient to cover the liability or may not even be available to them in the event of a bankruptcy or other legal action.

NMS has potential liability for customer or merchant fraud.

Credit card fraud occurs when a merchant’s customer uses a stolen card (or a stolen card number in a card-not-present transaction) to purchase merchandise or services. In a traditional card-present transaction, if the merchant swipes the card, receives authorization for the transaction from the card issuing bank and verifies the signature on the back of the card against the paper receipt signed by the customer, the card issuing bank remains liable for any loss. In a fraudulent card-not-present transaction, even if the merchant receives authorization for the transaction, the merchant is liable for any loss arising from the transaction. Many NMS customers are small and transact a substantial percentage of their sales over the Internet or by telephone or mail orders. Because their sales are card-not-present transactions, these merchants are more vulnerable to customer fraud than larger merchants, and NMS could experience charge-backs arising from cardholder fraud more frequently with these merchants.

Merchant fraud occurs when a merchant, rather than a customer, knowingly uses a stolen or counterfeit card or card number to record a false sales transaction or intentionally fails to deliver the merchandise or services sold in an otherwise valid transaction. Anytime a merchant is unable to satisfy a charge-back, NMS is ultimately responsible for that charge-back unless it has required that a cash reserve be established. We cannot assure that the systems and procedures NMS has established to detect and reduce the impact of merchant fraud are or will be effective. Failure to effectively manage risk and prevent fraud could increase NMS charge-back liability and adversely affect its results of operations.

NMS payment processing systems may fail due to factors beyond its control, which could interrupt its business or cause it to lose business and likely increase costs.

NMS depends on the uninterrupted operations of our computer network systems, software and our processors’ data centers. Defects in these systems or damage to them due to factors beyond its control could cause severe disruption to NMS’ business and other material adverse effects on its payment processing businesses.

The electronic payment processing business is undergoing very rapid technological changes which may make it difficult or impossible for NMS or Premier Payments to compete effectively.

The introduction of new technologies, primarily mobile payment capabilities, and the entry into the payment processing market of new competitors, Apple, Inc., for example, could dramatically change the competitive environment and require significant changes and costs for NMS to remain competitive. There is no assurance that NMS or Premier will have the capability to stay competitive with such changes.

NMS and others in the payment processing industry have come under increasing pressures from various regulatory agencies seeking to use the leverage of the payment processing business to limit or modify the practices of merchants which could lead to increased costs and liabilities.

Various agencies, particularly the Federal Trade Commission, have within the past few years attempted to pressure merchants to discontinue or modify various sales or other practices. As a part of the payment processing industry, processors such as NMS could experience pressure and/or litigation aimed at restricting access to credit card sales by such merchants. These efforts could cause an increase in the cost to NMS of doing business or otherwise make its business less profitable and may subject NMS to assess penalties for not taking actions deemed sufficiently aggressive to limit such practices.

Increased regulatory focus on the payments industry may result in costly new compliance burdens on NMS’ clients and on NMS itself, leading to increased costs and decreased payments volume and revenues.

Regulation of the payments industry has increased significantly in recent years. Complying with these and other regulations increases costs and can reduce revenue opportunities. Similarly, the impact of such regulations on clients may reduce the volume of payments processed. Moreover, such regulations can limit the types of products and services that are offered. Any of these occurrences can materially and adversely affect NMS’ business, prospects for future growth, financial condition and results of operations.

Examples include:

•	Data Protection and Information Security. Aspects of NMS’ operations and business are subject to privacy and data protection regulation. NMS’ financial institution clients are subject to similar requirements under the guidelines issued by the federal banking agencies. In addition, many individual states have enacted legislation requiring consumer notification in the event of a security breach.
•	Anti-Money Laundering and Anti-Terrorism Financing. The U.S.A. PATRIOT Act requires NMS to maintain an anti-money laundering program. Sanctions imposed by the U.S. Treasury Office of Foreign Assets Control, or OFAC, restrict NMS from dealing with certain parties considered to be connected with money laundering, terrorism or narcotics. NMS has controls in place designed to ensure OFAC compliance, but if those controls should fail, it could be subject to penalties, reputational damage and loss of business.
•	Money Transfer Regulations. As NMS expands its product offerings, it may become subject to money transfer regulations, increasing regulatory oversight and costs of compliance.
•	Formal Investigation. If NMS is suspected of violating government statutes, such as the Federal Trade Commission Act or the Telemarketing and Consumer Fraud and Abuse Prevention Act, governmental agencies may formally investigate NMS. As a result of such a formal investigation, criminal or civil charges could be filed against NMS and it could be required to pay significant fines or penalties in connection with such investigation or other governmental investigations. Any criminal or civil charges by a governmental agency, including any fines or penalties, could materially harm NMS’ business, results of operations, financial position and cash flows. Currently, NMS is operating under an order for injunctive relief it voluntarily entered into with the Federal Trade Commission. See “Business — Legal Proceedings” in the accompanying prospectus.

RISKS RELATING TO OUR CONTROLLED PORTFOLIO COMPANIES — NEWTEK TECHNOLOGY SOLUTIONS (NTS)

NTS operates in a highly competitive industry in which technological change can be rapid.

The information technology business and its related technology involve a broad range of rapidly changing technologies. NTS equipment and the technologies on which it is based may not remain competitive over time, and others may develop superior technologies that render its products non-competitive, without significant additional capital expenditures. Some of NTS’ competitors are significantly larger and have substantially greater market presence as well as greater financial, technical, operational, marketing and other resources and experience than NTS. In the event that such a competitor expends significant sales and marketing resources in one or several markets, NTS may not be able to compete successfully in such markets. We believe that competition will continue to increase, placing downward pressure on prices. Such pressure could adversely affect NTS gross margins if it is not able to reduce its costs commensurate with such price reductions. There can be no assurances that NTS will remain competitive.

NTS’ technology solutions business depends on the efficient and uninterrupted operation of its computer and communications hardware systems and infrastructure.

Despite precautions taken by NTS against possible failure of its systems, interruptions could result from natural disasters, power loss, the inability to acquire fuel for its backup generators, telecommunications failure, terrorist attacks and similar events. NTS also leases telecommunications lines from local, regional and national carriers whose service may be interrupted. NTS’ business, financial condition and results of operations could be harmed by any damage or failure that interrupts or delays its operations. There can be no assurance that NTS’ insurance will cover all of the losses or compensate NTS for the possible loss of clients occurring during any period that NTS is unable to provide service.

NTS’ inability to maintain the integrity of its infrastructure and the privacy of confidential information would materially affect its business.

The NTS infrastructure is potentially vulnerable to physical or electronic break-ins, viruses or similar problems. If its security measures are circumvented, it could jeopardize the security of confidential information stored on NTS’ systems, misappropriate proprietary information or cause interruptions in NTS’ operations. We may be required to make significant additional investments and efforts to protect against or remedy security breaches. Security breaches that result in access to confidential information could damage our reputation and expose us to a risk of loss or liability. The security services that NTS offers in connection with customers’ networks cannot assure complete protection from computer viruses, break-ins and other disruptive problems. The occurrence of these problems may result in claims against NTS or us or liability on our part. These claims, regardless of their ultimate outcome, could result in costly litigation and could harm our business and reputation and impair NTS’ ability to attract and retain customers.

NTS could be adversely affected by information security breaches or cyber security attacks.

NTS’ web services involve the storage and transmission of our customers’, employees’, and portfolio companies’ proprietary information. NTS’ business relies on its digital technologies, computer and email systems, software, and networks to conduct its operations. NTS’ technologies, systems and networks may become the target of criminal cyber-attacks or information security breaches that could result in the unauthorized release, gathering, monitoring, misuse, loss or destruction of confidential, proprietary and other information of NTS or third parties with whom NTS deals, or otherwise disrupt our or our customers’ or other third parties’ business operations. It is critical to NTS’ business strategy that its facilities and infrastructure remain secure and are perceived by the marketplace to be secure. Although NTS employs appropriate security technologies (including data encryption processes, intrusion detection systems), and conduct comprehensive risk assessments and other internal control procedures to assure the security of our customers’ data, we cannot guarantee that these measures will be sufficient for this purpose. If NTS’ security measures are breached as a result of third-party action, employee error or otherwise, and as a result its customers’ data becomes available to unauthorized parties, NTS and our other portfolio companies could incur liability and its reputation would be damaged, which could lead to the loss of current and potential customers. If NTS experiences any breaches of its network security or sabotage, NTS might be required to expend significant capital and other resources to detect, remedy, protect against or alleviate these and related problems, and it may not be able to remedy these problems in a timely manner, or at all. Because techniques used by outsiders to obtain unauthorized network access or to sabotage systems change frequently and generally are not recognized until launched against a target, NTS may be unable to anticipate these techniques or implement adequate preventative measures. As cyber threats continue to evolve, NTS may be required to expend significant additional resources to continue to modify or enhance our protective measures or to investigate and remediate any information security vulnerabilities. Although NTS has insurance in place that covers such incidents, the cost of a breach or cyber-attack could well exceed any such insurance coverage.

NTS’ business depends on Microsoft Corporation and others for the licenses to use software as well as other intellectual property in the managed technology solutions business.

NTS’ managed technology business is built on technological platforms relying on the Microsoft Windows® products and other intellectual property that NTS currently licenses. As a result, if NTS is unable to continue to have the benefit of those licensing arrangements or if the products upon which its platform is built become obsolete, its business could be materially and adversely affected.

RISKS RELATING TO OUR CONTROLLED PORTFOLIO COMPANIES — NEWTEK INSURANCE AGENCY (NIA)

NIA depends on third parties, particularly property and casualty insurance companies, to supply the products marketed by its agents.

NIA contracts with property and casualty insurance companies typically provide that the contracts can be terminated by the supplier without cause. NIA’s inability to enter into satisfactory arrangements with these suppliers or the loss of these relationships for any reason would adversely affect the results of its insurance business. Also, NIA’s inability to obtain these products at competitive prices could make it difficult for it to compete with larger and better capitalized providers of such insurance services.

If NIA fails to comply with government regulations, its insurance agency business would be adversely affected.

NIA insurance agency business is subject to comprehensive regulation in the various states in which it conducts business. NIA’s success will depend in part upon its ability to satisfy these regulations and to obtain and maintain all required licenses and permits. NIA’s failure to comply with any statutes and regulations could have a material adverse effect on it. Furthermore, the adoption of additional statutes and regulations, changes in the interpretation and enforcement of current statutes and regulations could have a material adverse effect on it.

NIA does not have any control over the commissions it earns on the sale of insurance products which are based on premiums and commission rates set by insurers and the conditions prevalent in the insurance market.

NIA earns commissions on the sale of insurance products. Commission rates and premiums can change based on the prevailing economic and competitive factors that affect insurance underwriters. In addition, the insurance industry has been characterized by periods of intense price competition due to excessive underwriting capacity and periods of favorable premium levels due to shortages of capacity. We cannot predict the timing or extent of future changes in commission rates or premiums or the effect any of these changes will have on the operations of NIA’s insurance agency.

RISKS RELATING TO OUR CONTROLLED PORTFOLIO COMPANIES — NEWTEK PAYROLL AND BENEFITS SOLUTIONS (NPS)

Unauthorized disclosure of employee data, whether through a cyber-security breach of its or a third parties’ computer systems or otherwise, could expose NPS to liability and business losses.

NPS collects and stores sensitive data about individuals in order to process the transactions and for other internal processes. If anyone penetrates its network security or otherwise misappropriates sensitive individual data, NPS could be subject to liability or business interruption. NPS is subject to laws and rules issued by different agencies concerning safeguarding and maintaining the confidentiality of this information. Its activities have been, and will continue to be, subject to an increasing risk of cyber-attacks, the nature of which is continually evolving. Cyber-security risks include unauthorized access to privileged and sensitive customer information, including passwords and account information of NPS’ customers. While it subjects its data systems to periodic independent testing and review, NPS cannot guarantee that its systems will not be penetrated in the future. Experienced computer programmers and hackers may be able to penetrate NPS’ network security, and misappropriate or compromise our confidential information, create system disruptions, or cause shutdowns. As a result, NPS’ customers’ information may be lost, disclosed, accessed or taken without its customers’ consent. If a breach of NPS’ system occurs, it may be subject to liability, including claims for impersonation or other similar fraud claims. In the event of any such breach, NPS may also be subject to a class action lawsuit. Any significant violations of data privacy could result in the loss of business, litigation and regulatory investigations and penalties that could damage NPS’ reputation, and the growth of its business could be adversely affected.

NPS is subject to risks surrounding Automated Clearing House (“ACH”) payments.

Credit risk in ACH payments arises when a party to a contract fails to deposit funds required to settle the contract. This can occur if a client of NPS suffers losses or enters into bankruptcy.

NPS’ systems may be subject to disruptions that could adversely affect its business and reputation.

NPS’ payroll business relies heavily on its payroll, financial, accounting and other data processing systems. If any of these systems or any of the vendors which supply them fails to operate properly or becomes disabled even for a brief period of time, NPS could suffer financial loss, a disruption of its business, liability to clients, regulatory intervention or damage to its reputation. NPS has disaster recovery plans in place to protect its businesses against natural disasters, security breaches, military or terrorist actions, power or communication failures or similar events. Despite NPS’ preparations, its disaster recovery plans may not be successful in preventing the loss of client data, service interruptions, and disruptions to its operations or damage to its important facilities.

If NPS fails to adapt its technology to meet client needs and preferences, the demand for its services may diminish.

NPS operates in industries that are subject to rapid technological advances and changing client needs and preferences. In order to remain competitive and responsive to client demands, NPS continually upgrades, enhances and expands its existing solutions and services. If NPS fails to respond successfully to technological challenges, the demand for its services may diminish.

NPS could incur unreimbursed costs or damages due to delays in processing inherent in the banking system.

NPS generally determines the availability of customer (employer) funds prior to making payments to employees or taxing authorities, and such employer funds are generally transferred in to its accounts prior to making payments out. Due to the structure of the banking system however, there are times when NPS may make payroll or tax payments and not immediately receive the funds to do so from the employer. There can be no assurance that the procedures NPS has in place to prevent these occurrences or mitigate the damages will be sufficient to prevent loss to its business.

RISKS RELATING TO OUR CONTROLLED PORTFOLIO COMPANIES — NEWTEK BUSINESS CREDIT SOLUTIONS (NBC)

An unexpected level of defaults in NBC’s accounts receivables portfolio would reduce its income and increase its expenses.

If NBC’s level of non-performing assets in its receivable financing business rises in the future, it could adversely affect its revenue, earnings and cash flow. Non-performing assets primarily consist of receivables for which the customer has not made timely payment. In certain situations, NBC may restructure the receivable to permit such a customer to have smaller payments over a longer period of time. Such a restructuring or non-payment by a receivables customer will result in lower revenue and less cash available for NBC’s operational activities.

NBC’s reserve for credit losses may not be sufficient to cover unexpected losses.

NBC’s business depends on the behavior of its customers. In addition to its credit practices and procedures, NBC maintains a reserve for credit losses on its accounts receivable portfolio, which it has judged to be adequate given the receivables it purchases. NBC periodically reviews its reserve for adequacy considering current economic conditions and trends, charge-off experience and levels of non-performing assets, and adjusts its reserve accordingly. However, because of recent unstable economic conditions, its reserves may prove inadequate, which could have a material adverse effect on its financial condition and results of operations.

NBC depends on outside financing to support its receivables financing business.

NBC’s receivables financing business depends on outside financing to support its acquisition of receivables. Termination of the credit lines for any reason would have a material adverse effect on its business, including but not limited to, the liquidation of its receivables portfolios to pay down the lines. If funds from such sale were insufficient to completely pay down the line of credit, NBC would be responsible for any short fall. In particular, NBC depends on a line of credit which matures in February 2017. Loss of this line and NBC’s inability to replace it would materially impact the business.

LEGAL PROCEEDINGS — PORTFOLIO COMPANIES

Our portfolio companies may, from time to time, be involved in various legal matters, including the currently pending case  — Federal Trade Commission v. WV Universal Management, LLC et al., which may have an adverse effect on their operations and/or financial condition.

During the quarter ended June 30, 2013, the Federal Trade Commission (the “FTC”) amended an existing complaint in the matter Federal Trade Commission v. WV Universal Management, LLC et al., in the United States District Court for the Middle District of Florida (the “Court”), to add UPSW as an additional defendant on one count of providing substantial assistance in violation of the Telemarketing Sales Rule. On November 18, 2014, the Court issued an Order granting the FTC’s motion for summary judgment against UPSW on the single count. Subsequently, the FTC filed motions for a permanent injunction and equitable monetary relief against UPSW and the other remaining defendants. Prior to the Court hearing on the motions, UPSW and the FTC reached a settlement on the FTC’s motion for a permanent injunction. On May 19, 2015, the Court entered an equitable monetary judgment against UPSW for approximately $1,735,000, which has been deposited with the Court pending the outcome of UPSW’ appeal of the judgment. The $1,735,000 was fully expensed in 2014 by UPSW.

On June 14, 2016, the United States Court of Appeals for the Eleventh Circuit set aside the Court’s judgment awarding joint and several liability for equitable monetary relief in the amount of approximately $1,735,000 against UPSW, and remanded the case to the Court for findings of fact and conclusions of law as to whether and why UPSW should be jointly and severally liable for restitution, and in what amount, if any.

On June 14, 2016, the United States Court of Appeals for the Eleventh Circuit vacated the Court’s order awarding joint and several liability for equitable monetary relief in the amount of approximately $1,735,000 against UPSW, and remanded the case to the Court for findings of fact and conclusions of law as to whether and why UPSW should be jointly and severally liable for restitution, and in what amount, if any.

UPSW instituted an action against a former independent sales agent in Wisconsin state court for, among other things, breach of contract. The former sales agent answered the complaint and filed counterclaims against UPSW. The court recently granted certain aspects of defendants’ motions for summary judgment, dismissing certain of the claims asserted by UPSW. The case has been stayed pending the outcome of UPSW’s appeal of certain matters to the Wisconsin Supreme Court. UPSW intends to vigorously pursue its claims against the former sales agent and defend the counterclaims asserted.

In October 2015, NTS was served with an amended complaint filed by a former customer of NTS alleging claims in connection with a server leased by the customer from NTS. NTS believes that the claims are covered by insurance, that the claims are without merit, and intends to vigorously defend the action.

RISKS RELATING TO OUR CAPCO BUSINESS

The Capco programs and the tax credits they provide are created by state legislation and implemented through regulation, and such laws and rules are subject to possible action to repeal or retroactively revise the programs for political, economic or other reasons. Such an attempted repeal or revision would create substantial difficulty for the Capco programs and could, if ultimately successful, cause us material financial harm.

The tax credits associated with the Capco programs and provided to our Capcos’ investors are to be utilized by the investors over a period of time, which is typically ten years. Much can change during such a period and it is possible that one or more states may revise or eliminate the tax credits. Any such revision or repeal could have a material adverse economic impact on our Capcos, either directly or as a result of the Capco’s insurer’s actions. Any such final state action that jeopardizes the tax credits could result in the provider of our Capco insurance assuming partial or full control of the particular Capco in order to minimize its liability under the Capco insurance policies issued to our investors.

Because our Capcos are subject to requirements under state law, a failure of any of them to meet these requirements could subject the Capco and our stockholders to the loss of one or more Capcos.

Despite the fact that we have met all applicable minimum requirements of the Capco programs in which we still participate, each Capco remains subject to state regulation until it has invested 100% of its funds and otherwise remains in full legal compliance. There can be no assurance that we will continue to be able to do so. A major regulatory violation, while not fatal to our Capco business, would materially increase the cost of operating the Capcos.

We know of no other publicly-held company that sponsors and operates Capcos as a part of its business. As such, there are, to our knowledge, no other companies against which investors may compare our Capco business and its operations, results of operations and financial and accounting structures.

In the absence of any meaningful peer group comparisons for our Capco business, investors may have a difficult time understanding and judging the strength of our business. This, in turn, may have a depressing effect on the value of our stock.

RISKS RELATING TO OUR SECURITIES

As of August 22, 2016, two of our stockholders, one a current and one a former executive officer, each beneficially own approximately 7% of our common stock, and are able to exercise significant influence over the outcome of most stockholder actions.

Although there is no agreement or understanding between them, because of their ownership of our stock, Barry Sloane, our Chairman, Chief Executive Officer and President, and Jeffrey G. Rubin, former president of the Company, will be able to exercise significant influence over actions requiring stockholder approval, including the election of directors, the adoption of amendments to the certificate of incorporation, approval of stock incentive plans and approval of major transactions such as a merger or sale of assets. This could delay or prevent a change in control of the Company, deprive our stockholders of an opportunity to receive a premium for their common stock as part of a change in control and have a negative effect on the market price of our common stock.

Our common stock price may be volatile and may decrease substantially.

The trading price of our common stock may fluctuate substantially. The price of our common stock may be higher or lower depending on many factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include, but are not limited to, the following:

•	price and volume fluctuations in the overall stock market from time to time;
•	investor demand for our stock;
•	significant volatility in the market price and trading volume of securities of BDCs or other companies in our sector, which are not necessarily related to the operating performance of these companies;
•	changes in regulatory policies or tax guidelines with respect to RICs, BDCs, or SBLCs;
•	failure to qualify as a RIC, or the loss of RIC status;
•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;
•	changes, or perceived changes, in the value of our portfolio investments;
•	departures of key Company personnel;
•	operating performance of companies comparable to us; or
•	general economic conditions and trends and other external factors.

In the past, following periods of volatility in the market price of a company’s securities, securities class action litigation has often been brought against that company. Due to the potential volatility of our stock price once a market for our stock is established, we may become the target of securities litigation in the future. Securities litigation could result in substantial costs and divert management’s attention and resources from our business.

Future issuances of our common stock or other securities, including preferred shares, may dilute the per share book value of our common stock or have other adverse consequences to our common stockholders.

Our Board has the authority, without the action or vote of our stockholders, to issue all or part of the approximately 185,408,627 authorized but unissued shares of our common stock. Our business strategy relies upon investments in and acquisitions of businesses using the resources available to us, including our common stock. Additionally, we anticipate granting additional options or restricted stock awards to our employees and directors in the future. Absent exemptive relief, a BDC generally may not issue restricted stock to its directors, officers and employees. In May 2016, the SEC issued an order granting the Company’s request for exemptive relief to allow us to amend our equity compensation plan and make such grants and awards, subject to shareholder approval. We may also issue additional securities, through public or private offerings, in order to raise capital. Future issuances of our common stock will dilute the percentage of ownership interest of current stockholders and could decrease the per share book value of our common stock. In addition, option holders may exercise their options at a time when we would otherwise be able to obtain additional equity capital on more favorable terms.

Pursuant to our amended and restated charter, our Board is authorized to classify any unissued shares of stock and reclassify any previously classified but unissued shares of stock of any class or series from time to time, into one or more classes or series of stock, including preferred stock. If we issue preferred stock, the preferred stock would rank “senior” to common stock in our capital structure, preferred stockholders would have separate voting rights on certain matters and might have other rights, preferences, or privileges more favorable than those of our common stockholders, and the issuance of preferred stock could have the effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for holders of our common stock or otherwise be in your best interest. We will not generally be able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then current net asset value per share of our common stock if our Board determines that such sale is in our best interests and in the best interests of our stockholders, and our stockholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our Board, closely approximates the market value of such securities (less any distributing commission or discount). If we raise additional funds by issuing more common stock or senior securities convertible into, or exchangeable for, our common stock, then the percentage ownership of our stockholders at that time will decrease, and you may experience dilution.

Our stockholders may experience dilution upon the repurchase of common shares.

The Company has a program which allows the Company to repurchase up to 150,000 of the Company’s outstanding common shares on the open market. Under the program, purchases may be made at management’s discretion from time to time in open-market transactions, in accordance with all applicable securities laws and regulations. During the six months ended June 30, 2016, the Company repurchased and retired 70,000 common shares in open market transactions for approximately $866,000. This program terminated on June 3, 2016. On May 11, 2016, the Company announced that its Board approved a new share repurchase program under which the Company may repurchase up to 150,000 of the Company’s outstanding common shares on the open market. Unless extended or terminated by the Board, the Company expects the termination date for this new repurchase program will be on November 11, 2016. If we were to repurchase shares at a price above net asset value, such repurchases would result in an immediate dilution to existing common stockholders due to a reduction in our earnings and assets due to the repurchase that is greater than the reduction in total shares outstanding.

The authorization and issuance of “blank check” preferred shares could have an anti-takeover effect detrimental to the interests of our stockholders.

Our certificate of incorporation allows our Board to issue preferred shares with rights and preferences set by the Board without further stockholder approval. The issuance of these “blank check” preferred shares could have an anti-takeover effect detrimental to the interests of our stockholders. For example, in the event of a hostile takeover attempt, it may be possible for management and the Board to impede the attempt by issuing the preferred shares, thereby diluting or impairing the voting power of the other outstanding common shares and increasing the potential costs to acquire control of us. Our Board has the right to issue any new shares, including preferred shares, without first offering them to the holders of common shares, as they have no preemptive rights.

Our business and operation could be negatively affected if we become subject to any securities litigation or stockholder activism, which could cause us to incur significant expense, hinder execution of investment strategy and impact our stock price.

In the past, following periods of volatility in the market price of a company’s securities, securities class action litigation has often been brought against that company. Stockholder activism, which could take many forms or arise in a variety of situations, has been increasing in the BDC space recently. While we are currently not subject to any securities litigation or stockholder activism, due to the potential volatility of our stock price and for a variety of other reasons, we may in the future become the target of securities litigation or stockholder activism. Securities litigation and stockholder activism, including potential proxy contests, could result in substantial costs and divert management’s and our board of directors’ attention and resources from our business. Additionally, such securities litigation and stockholder activism could give rise to perceived uncertainties as to our future, adversely affect our relationships with service providers and make it more difficult to attract and retain qualified personnel. Also, we may be required to incur significant legal fees and other expenses related to any securities litigation and activist stockholder matters. Further, our stock price could be subject to significant fluctuation or otherwise be adversely affected by the events, risks and uncertainties of any securities litigation and stockholder activism.

Provisions of the Maryland General Corporation Law and of our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

The Maryland General Corporation Law and our charter and bylaws contain provisions that may discourage, delay or make more difficult a change in control of Newtek or the removal of our directors. We are subject to the Maryland Business Combination Act, subject to any applicable requirements of the 1940 Act. Our Board has adopted a resolution exempting from the Business Combination Act any business combination between us and any other person, subject to prior approval of such business combination by our Board, including approval by a majority of our independent directors. If the resolution exempting business combinations is repealed or our Board does not approve a business combination, the Business Combination Act may discourage third parties from trying to acquire control of us and increase the difficulty of consummating such an offer. Our bylaws exempt from the Maryland Control Share Acquisition Act acquisitions of our stock by any person.

The SEC staff has taken the position that, under the 1940 Act, an investment company may not avail itself of the Control Share Act. As a result, we will amend our bylaws to be subject to the Control Share Act only if the board of directors determines that it would be in our best interests and, after notification, the SEC staff does not object to our determination that our being subject to the Control Share Act does not conflict with the 1940 Act. If such conditions are met, and we amend our bylaws to repeal the exemption from the Control Share Acquisition Act, the Control Share Acquisition Act also may make it more difficult for a third party to obtain control of us and increase the difficulty of consummating such a transaction.

We have also adopted measures that may make it difficult for a third party to obtain control of us, including provisions of our charter classifying our Board in three classes serving staggered three-year terms and authorizing our Board to classify or reclassify shares of our stock in one or more classes or series, to cause the issuance of additional shares of our stock, to amend our charter without stockholder approval and to increase or decrease the number of shares of stock that we have authority to issue. These provisions, as well as other provisions of our charter and bylaws, may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders.

Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.

All of the common stock held by our executive officers and directors, represents approximately 1,178,926 shares, or approximately 8.1% of our total outstanding shares as of August 22, 2016. Such shares are generally freely tradable in the public market. Sales of substantial amounts of our common stock, or the availability of such common stock for sale, could adversely affect the prevailing market prices for our common stock. If this occurs and continues, it could impair our ability to raise additional capital through the sale of securities should we desire to do so.

If we issue preferred stock, the net asset value and market value of our common stock will likely become more volatile.

We cannot assure you that the issuance of preferred stock would result in a higher yield or return to the holders of our common stock. The issuance of preferred stock would likely cause the net asset value and market value of the common stock to become more volatile. If the dividend rate on the preferred stock were to approach the net rate of return on our investment portfolio, the benefit of leverage to the holders of the common stock would be reduced. If the dividend rate on the preferred stock were to exceed the net rate of return on our portfolio, the leverage would result in a lower rate of return to the holders of common stock than if we had not issued preferred stock. Any decline in the net asset value of our investments would be borne entirely by the holders of common stock. Therefore, if the market value of our portfolio were to decline, the leverage would result in a greater decrease in net asset value to the holders of common stock than if we were not leveraged through the issuance of preferred stock. This greater net asset value decrease would also tend to cause a greater decline in the market price for the common stock. We might be in danger of failing to maintain the required asset coverage of the preferred stock or of losing our ratings, if any, on the preferred stock or, in an extreme case, our current investment income might not be sufficient to meet the dividend requirements on the preferred stock. To counteract such an event, we might need to liquidate investments to fund a redemption of some or all of the preferred stock. In addition, we would pay (and the holders of common stock would bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred stock, including higher advisory fees if our total return exceeds the dividend rate on the preferred stock. Holders of preferred stock may have different interests than holders of common stock and may at times have disproportionate influence over our affairs.

Stockholders may incur dilution if we sell shares of our common stock in one or more offerings at prices below the then current net asset value per share of our common stock or issue securities to subscribe to, convert to or purchase shares of our common stock.

The 1940 Act prohibits us from selling shares of our common stock at a price below the current net asset value per share of such stock, with certain exceptions. One such exception is prior stockholder approval of issuances below net asset value provided that our Board makes certain determinations. On July 27, 2016, at our Special Meeting of Stockholders, our stockholders approved a proposal that authorizes us to sell up to 20% of our common stock at a price below the Company’s then-current net asset value per share, subject to certain conditions. Any decision to sell shares of our common stock below the then current net asset value per share of our common stock or securities to subscribe to, convert to, or purchase shares of our common stock would be subject to the determination by our Board that such issuance is in our and our stockholders’ best interests.

If we were to sell shares of our common stock below net asset value per share, such sales would result in an immediate dilution to the net asset value per share. This dilution would occur as a result of the sale of shares at a price below the then current net asset value per share of our common stock and a proportionately greater decrease in a stockholder’s interest in our earnings and assets and voting interest in us than the increase in our assets resulting from such issuance. In addition, if we issue securities to subscribe to, convert to or purchase shares of common stock, the exercise or conversion of such securities would increase the number of outstanding shares of our common stock. Any such exercise would be dilutive on the voting power of existing stockholders, and could be dilutive with regard to dividends and our net asset value, and other economic aspects of the common stock.

Because the number of shares of common stock that could be so issued and the timing of any issuance is not currently known, the actual dilutive effect cannot be predicted; however, the example below illustrates the effect of dilution to existing stockholders resulting from the sale of common stock at prices below the net asset value of such shares. Please see “Sales of Common Stock Below Net Asset Value” for a more complete discussion of the potentially dilutive impacts of an offering at a price less than net asset value, or NAV, per share.

RISKS RELATING TO OUR PUBLICLY-TRADED DEBT

The 7.5% notes due 2022 (the “2022 Notes”) and the 7.00% notes due 2021 (the “2021 Notes,” and together with the 2022 Notes, the “Notes”) are unsecured and therefore are effectively subordinated to any secured indebtedness we have outstanding or may incur in the future.

In September 2015 and April 2016, we issued $8,324,000 and $40,250,000 in aggregate principal amount of the 2022 Notes and 2021 Notes, respectively. The Notes are not secured by any of our assets or any of the assets of our subsidiaries. As a result, the Notes are effectively subordinated to any secured indebtedness we or our subsidiaries have outstanding or may incur in the future (or any indebtedness that is initially unsecured to which we subsequently grant security). In any liquidation, dissolution, bankruptcy or other similar proceeding, the holders of any of our existing or future secured indebtedness and the existing or future secured indebtedness of our subsidiaries may assert rights against the assets pledged to secure that indebtedness to receive full payment of their indebtedness before the assets may be used to pay other creditors, including the holders of the Notes.

The Notes are structurally subordinated to the indebtedness and other liabilities of our subsidiaries.

The Notes are obligations exclusively of the Company and not of any of our subsidiaries. None of our subsidiaries is a guarantor of the Notes and the Notes are not required to be guaranteed by any subsidiaries we may acquire or create in the future. Any assets of our subsidiaries will not be directly available to satisfy the claims of our creditors, including holders of the Notes.

Except to the extent we are a creditor with recognized claims against our subsidiaries, all claims of creditors (including trade creditors) and holders of preferred stock, if any, of our subsidiaries will have priority over our equity interests in such subsidiaries (and therefore the claims of our creditors, including holders of the Notes) with respect to the assets of such subsidiaries. Even if we are recognized as a creditor of one or more of our subsidiaries, our claims would still be effectively subordinated to any security interests in the assets of any such subsidiary and to any indebtedness or other liabilities of any such subsidiary senior to our claims. Consequently, the Notes are structurally subordinated to all indebtedness and other liabilities (including trade payables) of any of our subsidiaries and any subsidiaries that we may in the future acquire or establish as financing vehicles or otherwise.

The indentures under which the Notes were issued contains limited protection for holders of the Notes.

The indentures under which the Notes were issued offers limited protection to holders of the Notes. The terms of the indentures and the Notes do not restrict our or any of our subsidiaries’ ability to engage in, or otherwise be a party to, a variety of corporate transactions, circumstances or events that could have a material adverse impact on your investment in the Notes. In particular, the terms of the indentures and the Notes do not place any restrictions on our or our subsidiaries’ ability to:

•	issue securities or otherwise incur additional indebtedness or other obligations, including (1) any indebtedness or other obligations that would be equal in right of payment to the Notes, (2) any indebtedness or other obligations that would be secured and therefore rank effectively senior in right of payment to the Notes, (3) indebtedness of ours that is guaranteed by one or more of our subsidiaries and which therefore is structurally senior to the Notes and (4) securities, indebtedness or obligations issued or incurred by our subsidiaries that would be senior to our equity interests in our subsidiaries and therefore rank structurally senior to the Notes with respect to the assets of our subsidiaries, in each case other than an incurrence of indebtedness or other obligation that would cause a violation of Section 18(a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act or any successor provisions, whether or not we continue to be subject to such provisions of the 1940 Act, but giving effect, in either case, to any exemptive relief granted to us by the SEC. Currently, these provisions generally prohibit us from making additional borrowings, including through the issuance of additional debt or the sale of additional debt securities, unless our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowings;
•	with respect to the 2021 Notes, pay dividends on, or purchase or redeem or make any payments in respect of, capital stock or other securities ranking junior in right of payment to the 2021 Notes,

including subordinated indebtedness, in each case other than dividends, purchases, redemptions or payments that would cause a violation of Section 18(a)(1)(B) as modified by Section 61(a)(1) of the 1940 Act as in effect immediately prior to the issuance of the 2021 Notes, we will not declare any dividend (except a dividend payable in stock of the issuer), or declare any other distribution, upon a class of the capital stock of the Company, or purchase any such capital stock, unless, in every such case, at the time of the declaration of any such dividend or distribution, or at the time of any such purchase, the Company has an asset coverage (as defined in the 1940 Act) of at least 200 per centum after deducting the amount of such dividend, distribution or purchase price, as the case may be, and giving effect, in each case, (i) to any exemptive relief granted to the Company by the SEC and (ii) to any no-action relief granted by the SEC to another business development company (or to the Company if it determines to seek such similar no-action or other relief) permitting the business development company to declare any cash dividend or distribution notwithstanding the prohibition contained in Section 18(a)(1)(B) as modified by Section 61(a)(1) of the 1940 Act in order to maintain such business development company’s status as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended;
•	with respect to the 2022 Notes, pay dividends on, or purchase or redeem or make any payments in respect of, capital stock or other securities ranking junior in right of payment to the Notes, including subordinated indebtedness, in each case other than dividends, purchases, redemptions or payments that would cause a violation of Section 18(a)(1)(B) as modified by Section 61(a)(1) of the 1940 Act or any successor provisions, giving effect to (i) any exemptive relief granted to us by the SEC and (ii) no-action relief granted by the SEC to another BDC (or to the Company if it determines to seek such similar no-action or other relief) permitting the BDC to declare any cash dividend or distribution notwithstanding the prohibition contained in Section 18(a)(1)(B) as modified by Section 61(a)(1) of the 1940 Act in order to maintain the BDC’s status as a RIC under Subchapter M of the Code (these provisions generally prohibit us from declaring any cash dividend or distribution upon any class of our capital stock, or purchasing any such capital stock if our asset coverage, as defined in the 1940 Act, is below 200% at the time of the declaration of the dividend or distribution or the purchase and after deducting the amount of such dividend, distribution or purchase);
•	sell assets (other than certain limited restrictions on our ability to consolidate, merge or sell all or substantially all of our assets);
•	enter into transactions with affiliates;
•	create liens (including liens on the shares of our subsidiaries) or enter into sale and leaseback transactions;
•	make investments; or
•	create restrictions on the payment of dividends or other amounts to us from our subsidiaries.

In addition, the indentures do not require us to offer to purchase the Notes in connection with a change of control, asset sale or any other event.

Furthermore, the terms of the indentures and the Notes do not protect holders of the Notes in the event that we experience changes (including significant adverse changes) in our financial condition, results of operations or credit ratings, as they do not require that we or our subsidiaries adhere to any financial tests or ratios or specified levels of net worth, revenues, income, cash flow or liquidity.

Our ability to recapitalize, incur additional debt and take a number of other actions that are not limited by the terms of the Notes may have important consequences for you as a holder of the Notes, including making it more difficult for us to satisfy our obligations with respect to the Notes or negatively affecting the trading value of the Notes.

Other debt we issue or incur in the future could contain more protections for its holders than the indentures and the Notes, including additional covenants and events of default. The issuance or incurrence of any such debt with incremental protections could affect the market for and trading levels and prices of the Notes.

If we default on our obligations to pay other indebtedness that we may incur in the future, we may not be able to make payments on the Notes.

In the future, we may enter into agreements to incur additional indebtedness, including a secured credit facility. A default under such agreements to which we may be a party that is not waived by the required lenders or holders, and the remedies sought by the holders of such indebtedness could make us unable to pay principal, premium, if any, and interest on the Notes and substantially decrease the market value of the Notes. If we are unable to generate sufficient cash flow and are otherwise unable to obtain funds necessary to meet required payments of principal, premium, if any, and interest on such future additional indebtedness, or if we otherwise fail to comply with the various covenants, including financial and operating covenants, in the instruments governing such future additional indebtedness, we could be in default under the terms of the agreements governing such indebtedness. In the event of such default, the holders of such indebtedness could elect to declare all the funds borrowed thereunder to be due and payable, together with accrued and unpaid interest, the lenders of other debt we may incur in the future could elect to terminate their commitments, cease making further loans and institute foreclosure proceedings against our assets, and we could be forced into bankruptcy or liquidation. If we are unable to repay debt, lenders having secured obligations could proceed against the collateral securing the debt. Because any future credit facilities likely will have customary cross-default provisions, if the indebtedness under any future credit facility is accelerated, we may be unable to repay or finance the amounts due.

We may choose to redeem the Notes when prevailing interest rates are relatively low.

On or after April 22, 2017 and September 23, 2018, we may choose to redeem the 2021 Notes and the 2022 Notes, respectively, from time to time, especially when prevailing interest rates are lower than the interest rate on the 2021 Notes or 2022 Notes. If prevailing rates are lower at the time of redemption, you may not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as the interest rate on the Notes being redeemed. Our redemption right also may adversely impact your ability to sell the Notes as the optional redemption date or period approaches.

The trading market or market value of our publicly traded debt securities may fluctuate.

The 2022 Notes and the 2021 Notes are new issues of debt securities listed on the Nasdaq Global Market under the symbols “NEWTZ” and “NEWTL,” respectively. Although the Notes are listed on Nasdaq, we cannot assure you that a trading market for our publicly issued debt securities will be maintained. In addition to our creditworthiness, many factors may materially adversely affect the trading market for, and market value of, our publicly issued debt securities. These factors include, but are not limited to, the following:

•	the time remaining to the maturity of these debt instruments;
•	the outstanding principal amount of debt securities with terms identical to these debt securities;
•	the ratings assigned by the national statistical rating agencies;
•	the general economic environment;
•	the supply of debt securities trading in the secondary market, if any;
•	the level, direction and volatility of market interest rates generally; and
•	market rates of interest higher or lower than rates borne by the debt securities.

You should be aware that there may be a limited number of buyers when you decide to sell your securities. This too may materially adversely affect the market value of the debt securities of the trading market for the debt securities.

Pending legislation may allow us to incur additional leverage.

As a BDC, under the 1940 Act we generally are not permitted to incur indebtedness unless immediately after such borrowing we have an asset coverage for total borrowings of at least 200% (i.e., the amount of debt may not exceed 50% of the value of our assets). If legislation previously introduced in the U.S. House of Representatives is passed, or similar legislation is introduced, it would modify this section of the 1940 Act and increase the amount of debt that BDCs may incur by modifying the asset coverage percentage from 200% to 150%. As a result, we may be able to incur additional indebtedness in the future and therefore your risk of an investment in us may increase.

CAUTIONARY STATEMENT REGARDING
FORWARD-LOOKING STATEMENTS AND PROJECTIONS

This prospectus contains forward-looking statements that involve substantial risks and uncertainties. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about the Company, our current and prospective portfolio investments, our industry, our beliefs, and our assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “will,” “may,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “should,” “targets,” “projects,” and variations of these words and similar expressions are intended to identify forward-looking statements. The forward-looking statements contained in this prospectus involve risks and uncertainties, including statements as to:

•	our future operating results;
•	our business prospects and the prospects of our portfolio companies;
•	the impact of investments that we expect to make;
•	our contractual arrangements and relationships with third parties;
•	the dependence of our future success on the general economy and its impact on the industries in which we invest;
•	the ability of our portfolio companies to achieve their objectives;
•	our expected financings and investments;
•	our ability to obtain exemptive relief from the SEC to co-invest and to engage in joint restructuring transactions or joint follow-on investments;
•	the adequacy of our cash resources and working capital; and
•	the timing of cash flows, if any, from the operations of our portfolio companies.

These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including without limitation:

•	an economic downturn could impair our portfolio companies’ ability to continue to operate or repay their borrowings, which could lead to the loss of some or all of our investments in such portfolio companies;
•	a contraction of available credit and/or an inability to access the equity markets could impair our lending and investment activities;
•	interest rate volatility could adversely affect our results, particularly if we use leverage as part of our investment strategy; and
•	the risks, uncertainties and other factors we identify in “Risk Factors” and elsewhere in this prospectus and in our filings with the SEC.

Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. Important assumptions include our ability to originate new loans and investments, certain margins and levels of profitability and the availability of additional capital. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus should not be regarded as a representation by us that our plans and objectives will be achieved. These risks and uncertainties include those described or identified in “Risk Factors” and elsewhere in this prospectus. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this prospectus. However, we will update this prospectus to reflect any material changes to the information contained herein. The forward-looking statements in this prospectus are excluded from the safe harbor protection provided by Section 27A of the Securities Act and Section 21E of the Exchange Act.

USE OF PROCEEDS

We intend to use the net proceeds from selling our securities for funding investments in debt and equity securities in accordance with our investment objective and strategies described in this prospectus. Additionally, we may use net proceeds for general corporate purposes, which include funding investments, repaying any outstanding indebtedness, acquisitions, and other general corporate purposes. The supplement to this prospectus relating to an offering will more fully identify the use of proceeds from such offering.

We anticipate that substantially all of the net proceeds of any offering of our securities will be used for the above purposes within six to nine months from the consummation of the offering, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions. We cannot assure you we will achieve our targeted investment pace. We expect that it may take more than three months to invest all of the net proceeds of an offering of our securities, in part because investments in private companies often require substantial research and due diligence.

Pending such investments, we will invest the net proceeds primarily in cash, cash equivalents, U.S. government securities and other high-quality temporary investments that mature in one year or less from the date of investment. See “Regulation — Temporary Investments” for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

Our common stock is traded on the Nasdaq Global Market under the symbol “NEWT.” The following table sets forth, for the two most recent fiscal years and the current fiscal year, the range of high and low sales prices of our common stock as reported on the Nasdaq Global Market:

Period	Price Range(3)		NAV(1)			Premium (Discount) of High Sales Price to NAV(2)	Premium (Discount) of Low Sales Price to NAV(2)
	High	Low
First Quarter: January 1, 2014 Through March 31, 2014	$17.15	$13.70		$11.07		55%	24%
Second Quarter: April 1, 2014 Through June 30, 2014	$14.50	$12.55		$11.31		28%	11%
Third Quarter: July 1, 2014 Through September 30, 2014	$14.70	$11.30		$10.91		35%	4%
Fourth Quarter: October 1, 2014 Through December 31, 2014	$15.75	$12.61		$16.31		(3)%	(23)%
First Quarter: January 1, 2015 Through March 31, 2015	$19.95	$14.06		$16.61		20%	(15)%
Second Quarter: April 1, 2015 Through June 30, 2015	$18.85	$16.42		$16.62		13%	(1)%
Third Quarter: July 1, 2015 Through September 30, 2015	$19.82	$14.66		$16.88		17%	(13)%
Fourth Quarter: October 1, 2015 Through December 31, 2015	$19.18	$12.80		$14.06		36%	(9)%
First Quarter: January 1, 2016 Through March 31, 2016	$14.51	$9.37		$14.10		3%	(34)%
Second Quarter: April 1, 2016 Through June 30, 2016	$13.36	$11.83		$14.11		(6)%	(19)%
Third Quarter: July 1, 2016 Through August 22, 2016	$14.12	$12.26	$		*	*	*

(1)	Net asset value per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low sales prices. The values reflect stockholders equity per share/net asset value and are based on outstanding shares at the end of each period.
(2)	Calculated as the respective high or low sales price divided by net asset value and subtracting 1.
(3)	The information presented in the table has been adjusted to reflect a 1 for 5 Reverse Stock Split effectuated on October 22, 2014.
*	Not determinable at time of filing.

The last reported price for our common stock on August 22, 2016 was $13.45 per share. As of August 22, 2016 Newtek Business Services Corp. had approximately 3,300 stockholders of record.

Shares of BDCs may trade at a market price that is less than the value of the net assets attributable to those shares. The possibility that our shares of common stock will trade at a discount from net asset value or at premiums that are unsustainable over the long term are separate and distinct from the risk that our net asset value will decrease. It is not possible to predict whether the shares offered hereby will trade at, above, or below net asset value. As of August 22, 2016, our common stock closed at $13.45 per share. Our net asset value was $14.11 per share as of June 30, 2016.

Distributions

During the 2012 through 2014 fiscal years, the Company did not declare or pay regular quarterly dividends based on the Company’s focus on retaining earnings for growth.

Beginning in the first quarter of 2015, and to the extent that we have income available, we intend make quarterly distributions to our stockholders out of assets legally available for distribution. Our quarterly distributions, if any, will be determined by our Board. The following table summarizes our dividends declared and paid on all shares during the 2015 fiscal year, and the current fiscal year:

Declaration Date	Payment Date	Distribution Declared
March 30, 2015	April 13, 2015	$0.39
June 29, 2015	July 15, 2015	0.47
October 22 2015	November 3, 2015	0.50
November 18, 2015(1)	December 31, 2015	2.69
January 7, 2016	January 19, 2015	0.40
February 25, 2016	March 31, 2016	0.35
June 9, 2016	June 30, 2016	0.35

(1)	On October 1, 2015, the Company declared a one-time special dividend of approximately $34,055,000 payable on December 31, 2015 to stockholders of record as of November 18, 2015. This special dividend was declared as a result of the Company’s intention to elect to be taxed as a RIC for tax year 2015, which required the Company to distribute 100% of its accumulated earnings and profits through December 31, 2014 in order to qualify as a RIC. The special dividend amount of approximately $34,055,000 was computed based on an earnings and profits analysis completed through December 31, 2014. The dividend was paid in cash and shares of the Company’s common stock at the election of each stockholder. The total amount of cash distributed to all stockholders was limited to 27% or $9,195,000 of the total dividend. The remainder of the dividend was paid in the form of shares of the Company’s common stock. As a result approximately 1,844,000 shares of the Company’s common shares were issued.

Securities authorized for issuance under equity compensation plans as of August 2, 2016:

Plan Category	(a) Number of Securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by securityholders	0	n/a	2,818,225	(d)

(a)	Not applicable.
(b)	Not applicable.
(c)	On May 10, 2016, we received an exemptive order permitting us to award shares of restricted stock to our employees, officers, and non-employee directors, subject to the stockholder approval. On July 27, 2016, at our Annual Meeting of Stockholders, our stockholders approved our plan to award shares of restricted stock to our employees, officers, and non-employee directors. A maximum of 10% of our total issued and outstanding shares, currently approximately 1.44 million shares, will be available for grants of restricted stock. The Board has approved the issuance of 100,050 shares of restricted stock, which have a market value of $1,354,677 based on the closing price of our Common Shares of $13.54 on August 2, 2016, the grant date of the awards.
(d)	A maximum of 20% of our total shares of common stock issued and outstanding, calculated on a fully diluted basis, will be available for awards under the Amended Stock Plan. Currently, we have 14,591,373 shares outstanding, therefore, there would be 2,918,275 shares available for grant pursuant to the Amended Stock Plan.

Distributions in excess of current and accumulated earnings and profits will be treated as a return of capital, which is not taxable to the extent of a stockholder’s basis in our stock and, assuming that a stockholder holds our stock as a capital asset, thereafter as a capital gain. Generally, a non-taxable return of capital will reduce a stockholder’s basis in our stock for federal tax purposes, which will result in higher tax liability when the stock is sold. A return of capital is a return of a shareholders investment net of the Fund's fees and expenses.

We intend to elect to be treated, and intend to qualify annually thereafter, as a RIC under the Code, beginning with 2015, our first taxable year after the BDC Conversion. As a RIC, we generally will not be subject to corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. To obtain and maintain RIC tax treatment, we must distribute at least 90% of our net ordinary income and net short-term capital gains in excess of our net long-term capital losses, if any, to our stockholders. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of: (a) 98% of our net ordinary income for such calendar year; (b) 98.2% of our capital gain net income for the one-year period ending on October 31 of the calendar year; and (c) any net ordinary income and capital gain net income for preceding years that were not distributed during such years and on which we previously paid no U.S. federal income tax.

We currently intend to distribute net capital gains (i.e., net long-term capital gains in excess of net short-term capital losses), if any, at least annually out of the assets legally available for such distributions. However, we may decide in the future to retain such capital gains for investment and elect to treat such gains as deemed distributions to you. If this happens, both the Company and stockholders will be treated for U.S. federal income tax purposes as if the Company had actually distributed to stockholders the capital gains that we retain, and as if stockholders had reinvested the net after tax proceeds in the Company. In this situation, stockholders would be eligible to claim a tax credit (or in certain circumstances a tax refund) equal to their allocable share of the tax we paid on the capital gains deemed distributed to them. We cannot assure stockholders that we will achieve results that will permit us to pay any cash distributions, and if we issue senior securities, we may be prohibited from making distributions if doing so would cause us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if such distributions are limited by the terms of any of our borrowings.

Unless stockholders elect to receive distributions in cash, we intend to make such distributions in additional shares of our common stock under our dividend reinvestment plan. Although distributions paid in the form of additional shares of our common stock will generally be subject to U.S. federal, state and local taxes in the same manner as cash distributions, investors participating in the dividend reinvestment plan will not receive any corresponding cash distributions with which to pay any such applicable taxes.

RATIO OF EARNINGS TO FIXED CHARGES

The following table contains our ratio of earnings to fixed charges for the periods indicated, computed as set forth below. You should read these ratios of earnings to fixed charges in connection with our consolidated financial statements, including the notes to those statements, included in this prospectus.

	As a Business Development Company			Prior to Becoming a Business Development Company
	For the Six Months Ended June 30, 2016	For the Year Ended December 31, 2015	For the Period November 11, 2014 through December 31, 2014	For the Period January 1, 2014 through November 10, 2014	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011
Earning to Fixed Charges	4.17	6.52	2.20	1.98	2.89	3.10	1.59

For purposes of computing the ratios of earnings to fixed charges, earnings represent net increase in stockholders’ equity resulting from operations plus (or minus) income tax expense (benefit), including excise tax expense, plus fixed charges. Fixed charges include interest and credit facility fees expense and amortization of deferred financing costs.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion should be read in conjunction with our financial statements and related notes and other financial information appearing elsewhere in this prospectus. In addition to historical information, the following discussion and other parts of this prospectus contain forward-looking information that involves risks and uncertainties. Our actual results could differ materially from those anticipated by such forward-looking information due to the factors discussed under “Risk Factors” and “Forward-Looking Statements” appearing elsewhere herein.

Overview

We are a leading national non-bank lender and own and control certain portfolio companies (our “controlled portfolio companies,” as defined below) that provide a wide range of business and financial products to SMBs. In particular, we and our controlled portfolio companies provide comprehensive lending, payment processing, managed technology, personal and commercial insurance, and payroll and benefits solutions to over 100,000 SMB accounts, across all industries. We have an established and reliable platform that is not limited by client size, industry type, or location. As a result, we have a strong and diversified client base across every state in the U.S. and across a variety of different industries. In addition, we have developed a financial and technology based business model that enables us and our controlled portfolio companies to acquire and process our SMB clients in a very cost effective manner. This capability is supported in large part by NewTracker®, our patented prospect management technology software, which is similar to but better than the system popularized by Salesforce.com. We believe that this technology and business model distinguishes us from our competitors.

We are an internally-managed, closed-end, investment company that has elected to be regulated as a BDC. In addition, for U.S. federal income tax purposes, we intend to elect to be treated as a RIC under the Code beginning in the 2015 tax year. As a BDC and a RIC, we are also subject to certain constraints, including limitations imposed by the 1940 Act and the Code. We converted to a BDC in November 2014. As a result, previously consolidated subsidiaries are now recorded as investments in controlled portfolio companies, at fair value. NSBF is a consolidated subsidiary and originates loans under the SBA’s 7(a) program.

Set forth is a diagram of our current organizational structure:

(1)	Consolidated subsidiary that is part of the Company’s small business finance platform, and operates as a nationally licensed SBA lender under the federal Section 7(a) program with preferred lender program status (see below).
(2)	Consists of indirect and direct SBA 7(a) Loans to small businesses.
(3)	Wholly-owned portfolio company that is part of the Company’s small business finance platform. Provides receivables financing, management services, and managerial assistance to SMBs (see below).
(4)	Wholly-owned portfolio company that markets credit and debit card processing services, check approval services, processing equipment, and software (see below).

(5)	Wholly-owned portfolio company that provides website hosting, dedicated server hosting, cloud hosting, web design and development, internet marketing, ecommerce, data storage and backup, and other related services (see below). Newtek owns a controlling equity interest in this portfolio company.
(6)	Wholly-owned portfolio company that is part of the Company’s small business finance platform. Provides third-party loan services for SBA and non-SBA loans (see below).
(7)	Wholly-owned portfolio company that markets credit and debit card processing services, check approval services, processing equipment, and software (see below).
(8)	Includes: (i) Newtek Insurance Agency, LLC, a wholly-owned portfolio company which is a retail and wholesale brokerage insurance agency specializing in the sale of commercial and health/benefits lines insurance products to the SMB market as well as various personal lines of insurance. It is licensed in all 50 states; (ii) PMT Works Payroll, LLC d/b/a Newtek Payroll and Benefits Solutions, a wholly-owned portfolio company which offers an array of industry standard and competitively priced payroll management, payment and tax reporting services to SMBs; (iii) ADR Partners, LLC d/b/a banc-serv Partners, LLC, a wholly-owned portfolio company which provides lending institutions with outsourced solutions for the entire U.S. Small Business Administration (“SBA”) lending process, including credit analysis, structuring and eligibility, packaging, closing compliance and servicing.

Our common shares are currently listed on the Nasdaq Global Market under the symbol “NEWT”.

NSBF has been granted PLP status and originates, sells and services SBA 7(a) small business loans and is authorized to place SBA guarantees on loans without seeking prior SBA review and approval. Being a national lender, PLP status allows NSBF to expedite loans since NSBF is not required to present applications to the SBA for concurrent review and approval. The loss of PLP status could adversely impact our marketing efforts and ultimately loan origination volume which could negatively impact our results of operations.

As a BDC, our investment objective is to generate both current income and capital appreciation primarily through loans originated by our small business finance platform and our equity investments in certain portfolio companies that we control.

We target our debt investments, which are principally made through our small business finance platform under the SBA 7(a) program, to produce a coupon rate of prime plus 2.75% which enables us to generate rapid sales of loans in the secondary market. We typically structure our debt investments with the maximum seniority and collateral along with personal guarantees from portfolio company owners, in many cases collateralized by other assets including real estate. In most cases, our debt investment will be collateralized by a first lien on the assets of the portfolio company and a first or second lien on assets of guarantors, in both cases primarily real estate. All SBA loans are made with personal guarantees from any owner(s) of 20% or more of the portfolio company’s equity.

We typically structure our debt investments to include non-financial covenants that seek to minimize our risk of capital loss such as lien protection and prohibitions against change of control. Our debt investments have strong protections, including default penalties, information rights and, in some cases, board observation rights and affirmative, negative and financial covenants. Debt investments in portfolio companies, including the controlled portfolio companies, have historically and are expected to continue to comprise the majority of our overall investments in number and dollar volume.

While the vast majority of our investments have been structured as debt, we have in the past and expect in the future to make selective equity investments primarily as either strategic investments to enhance the integrated operating platform or, to a lesser degree, under the Capco programs. For investments in our controlled portfolio companies, we focus more on tailoring them to the long term growth needs of the companies than to immediate return. Our objectives with these companies is to foster the development of the businesses as a part of the integrated operational platform of serving the SMB market, so we may reduce the burden on these companies to enable them to grow faster than they would otherwise and as another means of supporting their development.

We regularly engage in discussions with third parties with respect to various potential transactions. We may acquire an investment or a portfolio of investments or an entire company or sell a portion of our portfolio on an opportunistic basis. We, our subsidiaries or our affiliates may also agree to manage certain other funds that invest in debt, equity or provide other financing or services to companies in a variety of industries for which we may earn management or other fees for our services. We may also invest in the equity of these funds, along with other third parties, from which we would seek to earn a return and/or future incentive allocations. Some of these transactions could be material to our business. Consummation of any such transaction will be subject to completion of due diligence, finalization of key business and financial terms (including price) and negotiation of final definitive documentation as well as a number of other factors and conditions including, without limitation, the approval of our board of directors and required regulatory or third party consents and, in certain cases, the approval of our stockholders. Accordingly, there can be no assurance that any such transaction would be consummated. Any of these transactions or funds may require significant management resources either during the transaction phase or on an ongoing basis depending on the terms of the transaction.

Revenues

We generate revenue in the form of interest, dividend, servicing and other fee income on debt and equity investments. Our debt investments typically have a term of 10 to 25 years and bear interest at prime plus a margin. In some instances, we receive payments on our debt investments based on scheduled amortization of the outstanding balances. In addition, we receive repayments of some of our debt investments prior to their scheduled maturity date. The frequency or volume of these repayments fluctuates significantly from period to period. Our portfolio activity also reflects the proceeds of sales of securities. We receive servicing income related to the guaranteed portions of SBA investments which we sell into the secondary market. These recurring fees are earned daily and recorded when earned. In addition, we may generate revenue in the form of packaging, prepayment, legal and late fees. We record such fees related to loans as other income. Dividends are recorded as dividend income on an accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income is recorded at the time dividends are declared. Distributions from portfolio companies are evaluated to determine if the distribution is income, return of capital or realized gain.

We recognize realized gains or losses on investments based on the difference between the net proceeds from the disposition and the cost basis of the investment without regard to unrealized gains or losses previously recognized. We record current period changes in fair value of investments and assets that are measured at fair value as a component of the net change in unrealized appreciation (depreciation) on investments or servicing assets, as appropriate, in the condensed consolidated statements of operations.

Expenses

Our primary operating expenses are salaries and benefits, interest expense and other general and administrative costs, such as professional fees, marketing, loan related costs and rent. Since we are an internally-managed BDC with no outside adviser or management company, the BDC incurs all the related costs to operate the Company.

Loan Portfolio Asset Quality and Composition

The following tables set forth distribution by business type of the Company’s SBA 7(a) loan portfolio at June 30, 2016, December 31, 2015, and December 31, 2014, respectively (in thousands):

As of June 30, 2016

Distribution by Business Type

Business Type	# of Loans	Balance	Average Balance	% of Balance
Existing Business	814	$150,962	$185	80.0%
Business Acquisition	159	27,996	176	14.8%
Start-Up Business	126	9,922	79	5.2%
Total	1,099	$188,880	$172	100.0%

As of December 31, 2015

Distribution by Business Type

Business Type	# of Loans	Balance	Average Balance	% of Balance
Existing Business	679	$130,692	$192	78.4%
Business Acquisition	144	26,763	186	16.0%
Start-Up Business	125	9,297	74	5.6%
Total	948	$166,752	$176	100.0%

As of December 31, 2014

Distribution by Business Type	# of Loans	Balance	Average Balance	% of Balance
Existing Business	529	$104,673	$198	79.8%
Business Acquisition	112	17,969	160	13.7%
Start-Up Business	130	8,448	65	6.5%
Total	771	$131,090	$170	100.00%

The following tables set forth distribution by borrower’s credit score of the Company’s SBA 7(a) loan portfolio at June 30, 2016, December 31, 2015, and December 31, 2014, respectively (in thousands):

As of June 30, 2016

Distribution by Borrower Credit Score

Credit Score	# of Loans	Balance	Average Balance	% of Balance
500 to 550	14	$1,408	$101	0.7%
551 to 600	36	5,369	149	2.8%
601 to 650	138	26,491	192	14.0%
651 to 700	312	53,784	172	28.5%
701 to 750	329	58,048	176	30.7%
751 to 800	223	36,862	165	19.6%
801 to 850	40	4,445	111	2.4%
Not available	7	2,473	353	1.3%
Total	1,099	$188,880	$172	100.0%

As of December 31, 2015

Distribution by Borrower Credit Score

Credit Score	# of Loans	Balance	Average Balance	% of Balance
500 to 550	12	$1,085	$90	0.6%
551 to 600	32	4,957	155	3.0%
601 to 650	113	22,597	200	13.6%
651 to 700	262	41,901	160	25.1%
701 to 750	291	57,101	196	34.2%
751 to 800	198	31,870	161	19.1%
801 to 850	34	4,942	145	3.0%
Not available	6	2,299	383	1.4%
Total	948	$166,752	$176	100.0%

As of December 31, 2014

Distribution by Borrower Credit Score	# of Loans	Balance	Average Balance	% of Balance
500 to 550	11	$1,454	$132	1.1%
551 to 600	27	3,336	124	2.5%
601 to 650	96	21,186	221	16.2%
651 to 700	202	34,389	170	26.2%
701 to 750	231	40,952	177	31.2%
751 to 800	169	25,003	148	19.1%
801 to 850	29	3,676	127	2.8%
Not available	6	1,094	182	0.8%
Total	771	$131,090	$170	100.0%

The following tables set forth distribution by primary collateral type of the Company’s SBA 7(a) loan portfolio at June 30, 2016, December 31, 2015, and December 31, 2014, respectively (in thousands):

As of June 30, 2016

Distribution by Primary Collateral Type

Collateral Type	# of Loans	Balance	Average Balance	% of Balance
Commercial Real Estate	515	$109,082	$212	57.8%
Machinery and Equipment	187	34,410	184	18.2%
Residential Real Estate	237	18,578	78	9.8%
Other	42	12,603	300	6.7%
Accounts Receivable and Inventory	74	12,641	171	6.7%
Liquid Assets	12	434	36	0.2%
Furniture and Fixtures	10	366	37	0.2%
Unsecured	22	766	35	0.4%
Total	1,099	$188,880	$172	100.0%

As of December 31, 2015

Distribution by Primary Collateral Type

Collateral Type	# of Loans	Balance	Average Balance	% of Balance
Commercial Real Estate	444	$94,013	$212	56.5%
Machinery and Equipment	173	32,423	187	19.4%
Residential Real Estate	197	15,545	79	9.3%
Other	40	11,284	282	6.8%
Accounts Receivable and Inventory	66	12,583	191	7.5%
Liquid Assets	12	451	38	0.3%
Unsecured	9	240	27	0.1%
Furniture and Fixtures	7	213	30	0.1%
Total	948	$166,752	$176	100.0%

As of December 31, 2014

Distribution by Collateral Type	# of Loans	Balance	Average Balance	% of Balance
Commercial Real Estate	370	$76,796	$208	58.6%
Machinery and Equipment	136	25,446	187	19.4%
Residential Real Estate	175	13,648	78	10.4%
Other	34	8,458	249	6.5%
Accounts Receivable and Inventory	38	5,691	150	4.3%
Liquid Assets	11	838	76	0.6%
Furniture and Fixtures	7	213	30	0.2%
Total	771	$131,090	$170	100.0%

The following tables set forth distribution by days delinquent of the Company’s SBA 7(a) loan portfolio at June 30, 2016, December 31, 2015, and December 31, 2014, respectively (in thousands):

As of June 30, 2016

Distribution by Days Delinquent

Delinquency Status	# of Loans	Balance	Average Balance	% of Balance
Current	979	$167,928	$172	88.8%
1 to 30 days	23	3,373	147	1.8%
31 to 60 days	19	5,021	264	2.7%
61 to 90 days	12	1,642	137	0.9%
91 days or greater	66	10,916	165	5.8%
Total	1,099	$188,880	$172	100.0%

As of December 31, 2015

Distribution by Days Delinquent

Delinquency Status	# of Loans	Balance	Average Balance	% of Balance
Current	856	$151,950	$178	91.2%
1 to 30 days	23	3,525	153	2.1%
31 to 60 days	10	2,190	219	1.3%
61 to 90 days	—	—	—	—%
91 days or greater	59	9,087	154	5.4%
Total	948	$166,752	$176	100.0%

As of December 31, 2014

Distribution by Days Delinquent

Delinquency status	# of Loans	Balance	Average Balance	% of Balance
Current	676	$117,517	$174	89.6%
1 to 30 days	24	3,002	125	2.3%
31 to 60 days	15	2,127	142	1.6%
61 to 90 days	2	58	29	—%
91 days or greater	54	8,386	155	6.4%
Total	771	$131,090	$170	100.0%

Consolidated Results of Operations

As a BDC and based on our intention to qualify as a RIC, we are subject to certain constraints on our operations, including limitations imposed by the 1940 Act and the Code. The condensed consolidated results of operations described below may not be indicative of the results we report in future periods.

Comparison of the three months ended June 30, 2016 and 2015

Investment Income

(in thousands)	Three Months Ended June 30, 2016	Three Months Ended June 30, 2015	Change
Investment income:
Interest income	$2,447	$2,287	$160
Dividend income	2,493	1,787	706
Servicing income	1,659	1,068	591
Other income	624	464	160
Total investment income	$7,223	$5,606	$1,617

Interest Income

The increase in interest income was attributable to the average outstanding performing portfolio of SBA non-affiliate investments increasing to $172,659,000 from $132,577,000 for the three months ended June 30, 2016 and 2015, respectively. The increase in the average outstanding performing portfolio resulted from the origination of new SBA non-affiliate investments period over period. The increase was also attributed to the increase in the Prime Rate from 3.25% to 3.50% in December 2015.

Dividend Income

The increase in dividend income is primarily related to dividends received from Premier of $450,000 during the three months ended June 30, 2016. Premier was not a portfolio company during the three months ended June 30, 2015. The increase is also attributed to an increase of $130,000 in dividends received from NTS. Dividend income is dependent on portfolio company earnings. Current quarter dividend income may not be indicative of future period dividend income.

NSBF Servicing Portfolio and Related Servicing Income

The following table represents NSBF originated servicing portfolio and servicing income earned for the three months ended June 30, 2016 and 2015:

(in thousands):	Three Months Ended June 30, 2016	Three Months Ended June 30, 2015	Change
Total NSBF originated servicing portfolio(1)	$845,126	$694,163	$150,963
Total servicing income earned	$1,659	$1,068	$591

(1)	Of this amount, the total average NSBF originated portfolio earning servicing income was $613,964,000 and $506,803,000 for the three months ended June 30, 2016 and 2015, respectively.

The increase in servicing income was attributable to the increase in total portfolio investments for which we earn servicing income. The portfolio earning servicing income increased $107,161,000 period over period. The increase was a direct result of increased investments in SBA non-affiliate investments from 2015 to 2016.

Other Income

Other income relates primarily to legal, packaging, and late fees earned from SBA loans. The increase is related to the increase in the number of loans originated to 100 for the three months ended June 30, 2016, from 85 during the three months ended June 30, 2015.

Adjusted Net Investment Income

We utilize adjusted net investment income as a measure of our current and future financial performance. Adjusted net investment income is a non-GAAP financial measure and is not intended as an alternative measure of investment income as determined in accordance with GAAP. In addition, our calculation of adjusted net investment income is not necessarily comparable to similar measures as calculated by other companies that do not use the same definition or implementation guidelines. The table below reconciles net investment loss to adjusted net investment income.

(in thousands)	Three Months Ended June 30, 2016	Three Months Ended June 30, 2015
Net investment loss	$(4,081)	$(2,295)
Loss on lease	1,487	—
Net realized gains on SBA non-affiliate debt investments	7,519	7,340
Adjusted net investment income	$4,925	$5,045

We believe this is a useful measure as it depicts the current income generated from our investment activities during the period. We include net realized gains on non-affiliate debt investments because they are recurring income related to the sale of SBA guaranteed non-affiliate investments in the secondary market. The loss on lease is a one-time expense related to vacating our office space in West Hempstead, New York. We excluded the loss on lease in 2016 as it is a non-recurring, non-cash expense.

Expenses:

(in thousands)	Three Months Ended June 30, 2016	Three Months Ended June 30, 2015	Change
Expenses:
Salaries and benefits	$3,629	$3,133	$496
Interest	1,975	1,728	247
Depreciation and amortization	85	85	—
Loss on lease	1,487	—	1,487
Other general and administrative costs	4,128	2,955	1,173
Total expenses	$11,304	$7,901	$3,403

Salaries and Benefits

The increase in salaries and benefits is primarily related to an increase in headcount at NSBF. The additional headcount relates primarily to employees performing loan processing, loan closing or loan servicing functions as a result of the increase in loan originations over the twelve month period. Included in salaries and benefits are managerial assistance fees charged to controlled affiliates. These amounts are recorded as a reduction of salaries and benefits. The increase in salaries and benefits was offset by a $65,000 increase in managerial assistance fees charged during the three months ended June 30, 2016.

Interest Expense

The following is a summary of interest expense by facility for the three months ended June 30, 2016 and 2015:

(in thousands)	Three Months Ended June 30, 2016	Three Months Ended June 30, 2015	Change
Securitization Trusts	$921	$943	$(22)
Capital One lines of credit (NSBF)	230	324	(94)
Capital One term loan and line of credit (NBS)	—	402	(402)
Notes due 2022 and Notes due 2021	755	—	755
Related party note	55	30	25
Capco	13	15	(2)
Other	1	14	(13)
Total interest expense	$1,975	$1,728	$247

In September 2015 and April 2016, the Company issued $8,324,000 of 7.5% Notes due 2022, and $40,250,000 of 7.0% Notes due 2021 (collectively, the “Notes), respectively. The Company incurred $755,000 in related interest expense during the three months ended June 30, 2016 on the Notes. In June 2015, the Company received $19,119,000 under an unsecured revolving line of credit extended by UPSW and NTS and incurred $55,000 in interest expense during the three months ended June 30, 2016. In June 2014, the Company entered into a four year $20,000,000 credit agreement with Capital One consisting of a $10,000,000 term loan and a revolving line of credit of up to $10,000,000. The NBS Capital One term loan and line of credit were paid in full and extinguished in June 2015, and as such, no interest expense was incurred during the three months ended June 30, 2016.

Loss on Lease

In April 2016, the Company moved its headquarters to Lake Success, New York. As a result, the Company vacated its space in West Hempstead, New York and New York, New York. The Company recorded a loss of $1,487,000, related to the remaining liabilities under the lease, offset by any future rent income, during the three months ended June 30, 2016. The Company sublet its space in New York, New York and continues to market its space in West Hempstead.

Other General and Administrative Costs

Other general and administrative costs include professional fees, marketing, loan related costs and rent. The increase in other general and administrative costs is primarily related to an increase in loan related costs. Loan related costs include referral fees, appraisal fees, legal fees, search fees and other collateral preservation costs. Loan related costs increase as the number of loans we originate and service increase. At June 30, 2016, our loan portfolio consists of 1,099 SBA 7(a) loans as compared to 854 at June 30, 2015.

Net Realized Gains and Net Unrealized Appreciation and Depreciation

Net realized gains or losses on investments are measured by the difference between the net proceeds from the repayment or sale and the cost basis of our investments without regard to unrealized appreciation or depreciation previously recognized and includes investments charged off during the period, net of recoveries. Realized gains for the three months ended June 30, 2016 and 2015 were $7,515,000 and $7,693,000, respectively. Realized losses were $0 and $353,000 during the three months ended June 30, 2016 and 2015, respectively. The net change in unrealized appreciation or depreciation on investments primarily reflects the change in portfolio investment fair values during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized.

Net Realized Gains on SBA Non-Affiliate Investments

	Three Months Ended
	June 30, 2016		June 30, 2015
(in thousands)	# of Debt Investments	$ Amount	# of Debt Investments	$ Amount
SBA non-affiliate investments originated during the quarter	100	$75,827	85	$53,882
SBA guaranteed non-affiliate investments sold during the quarter	90	$51,225	80	$52,192
Realized gains recognized on sale of SBA guaranteed non-affiliate investments	—	$7,515	—	$7,693
Average sale price as a percent of principal balance(1)	—	112.17%	—	112.46%

(1)	Realized gains greater than 110.00% must be split 50/50 with the SBA in accordance with SBA regulations. The realized gains recognized above reflects amounts net of split with the SBA.

Net Unrealized Appreciation (Depreciation) on Investments

(in thousands)	Three Months Ended June 30, 2016	Three Months Ended June 30, 2015	Change
Net unrealized appreciation (depreciation) on SBA guaranteed non-affiliate investments	$706	$(1,464)	$2,170
Net unrealized appreciation (depreciation) on SBA unguaranteed non-affiliate investments	478	(470)	948
Net unrealized appreciation on controlled investments	2,034	2,019	15
Change in provision for deferred taxes on unrealized gains on investments	(833)	—	(833)
Net unrealized depreciation on credits in lieu of cash and notes payable in credits in lieu of cash	(1)	2	(3)
Net unrealized depreciation on non-control/non-affiliate investments	(27)	—	(27)
Total net unrealized appreciation on investments	$2,357	$87	$2,270

Net unrealized appreciation (depreciation) on SBA guaranteed non-affiliate investments relates to guaranteed portions of SBA debt investments made which the Company sells into a secondary market. Unrealized appreciation of SBA guaranteed investments represents the fair value adjustment of guaranteed portions of loans which have not yet been sold. Unrealized depreciation represents the reversal of unrealized appreciation when the loans are sold.

Net unrealized appreciation on SBA unguaranteed non-affiliate investments resulted from a decrease in discount rates on performing and non-performing SBA unguaranteed non-affiliate investments. The discount rate decreased from 5.38% to 5.20% period over period on performing SBA unguaranteed non-affiliate investments. The discount rate decreased from 8.50% to 7.32% period over period on non-performing SBA unguaranteed non-affiliate investments.

Net unrealized appreciation on controlled investments for the three months ended June 30, 2016 consisted of unrealized appreciation of $2,259,000 and $900,000 on our investments in Premier and UPSW, respectively, offset by unrealized depreciation of $1,000,000 on our investment in SBL. The primary driver of the increases were increases in multiples of comparable companies for the three months ended June 30, 2016 compared to the three months ended June 30, 2015. The decrease at SBL was based on weaker than projected financial performance. Net unrealized appreciation on controlled investments for the three months ended June 30, 2015 consisted primarily of $2,139,000 and $250,000 of unrealized appreciation on our investments in UPSW and SBL, respectively offset by unrealized depreciation of $370,000 on the Company’s investment in NTS. The primary driver of the increase in UPSW and SBL was better than projected financial performance and the addition of a new third-party servicing contract which was approved by the SBA and provides a longer-term stable revenue stream. The primary driver of the decrease in NTS was weaker than projected financial performance.

Provision for Deferred Taxes on Unrealized Appreciation of Investments

Certain consolidated subsidiaries are subject to U.S. federal and state income taxes. These taxable subsidiaries are not consolidated with the Company for income tax purposes, but are consolidated for GAAP purposes, and may generate income tax liabilities or assets from temporary differences in the recognition of items for financial reporting and income tax purposes at the subsidiaries. During the three months ended June 30, 2016, the Company recognized a provision for deferred taxes on unrealized gains of $833,000.

Net Unrealized Depreciation on Servicing Assets

(in thousands)	Three Months Ended June 30, 2016	Three Months Ended June 30, 2015	Change
Net unrealized depreciation on servicing assets	$(438)	$(256)	$(182)

The increase in unrealized depreciation on servicing assets is primarily related to the increase in the discount rate from 11.57% to 12.03% offset by decreases in the assumed cumulative prepayment and average cumulative default rates. The increase in discount rate is attributed to determining the discount rate based on risk spreads and observable secondary market transactions for the three months ended June 30, 2016 compared to a weighted average cost of capital and servicing spread for the three months ended June 30, 2015. The assumed cumulative prepayment rate decreased from 19% to 15.5% and the assumed average cumulative default rate decreased from 25% to 20%.

Comparison of the six months ended June 30, 2016 and 2015

Investment Income

(in thousands)	Six Months Ended June 30, 2016	Six Months Ended June 30, 2015	Change
Investment income:
Interest income	$4,980	$4,500	$480
Dividend income	4,786	2,874	1,912
Servicing income	3,030	2,111	919
Other income	1,221	871	350
Total investment income	$14,017	$10,356	$3,661

Interest Income

The increase in interest income was attributable to the average outstanding performing portfolio of SBA non-affiliate investments increasing to $165,399,000 from $128,786,000 for the six months ended June 30, 2016 and 2015, respectively. The increase in the average outstanding performing portfolio resulted from the origination of new SBA non-affiliate investments period over period. The increase also was attributed to the increase in the Prime Rate from 3.25% to 3.50% in December 2015.

Dividend Income

The increase in dividend income is primarily related to dividends received from Premier of $900,000 during the six months ended June 30, 2016. Premier was not a portfolio company during the six months ended June 30, 2015. The increase is also attributed to an increase of $500,000 and $260,000 in dividends received from UPSW and NTS, respectively. Dividend income is dependent on portfolio company earnings. Current period dividend income may not be indicative of future period dividend income.

NSBF Servicing Portfolio and Related Servicing Income

The following table represents NSBF originated servicing portfolio and servicing income earned for the six months ended June 30, 2016 and 2015:

(in thousands):	Six Months Ended June 30, 2016	Six Months Ended June 30, 2015	Change
Total NSBF originated servicing portfolio(1)	$845,126	$694,163	$150,963
Total servicing income earned	$3,030	$2,111	$919

(1)	Of this amount, the total average NSBF originated portfolio earning servicing income was $602,463,000 and $495,211,000 for the six months ended June 30, 2016 and 2015, respectively.

The increase in servicing income was attributable to the increase in total portfolio investments for which we earn servicing income. The portfolio earning servicing income increased $107,252,000 period over period. The increase was a direct result of increased investments in SBA non-affiliate investments from 2015 to 2016.

Other Income

Other income relates primarily to legal, packaging, prepayment, and late fees earned from SBA loans. The increase is related to the increase in the number of loans originated to 199 for the six months ended June 30, 2016 from 133 during the six months ended June 30, 2015.

Adjusted Net Investment Income

We utilize adjusted net investment income as a measure of our current and future financial performance. Adjusted net investment income is a non-GAAP financial measure and is not intended as an alternative measure of investment income as determined in accordance with GAAP. In addition, our calculation of adjusted net investment income is not necessarily comparable to similar measures as calculated by other companies that do not use the same definition or implementation guidelines. The table below reconciles net investment loss to adjusted net investment income.

(in thousands)	Six Months Ended June 30, 2016	Six Months Ended June 30, 2015
Net investment loss	$(5,461)	$(4,771)
Loss on lease	1,487	—
Net realized gains on SBA non-affiliate debt investments	13,805	15,039
Adjusted net investment income	$9,831	$10,268

We believe this is a useful measure as it depicts the current income generated from our investment activities during the period. We include net realized gains on non-affiliate debt investments because they are recurring income related to the sale of SBA guaranteed non-affiliate investments in the secondary market. The loss on lease is a one-time expense related to vacating our office space in West Hempstead, New York. We excluded the loss on lease in 2016 as it is a non-recurring, non-cash expense.

Expenses:

(in thousands)	Six Months Ended June 30, 2016	Six Months Ended June 30, 2015	Change
Expenses:
Salaries and benefits	$6,973	$6,156	$817
Interest	3,463	3,084	379
Depreciation and amortization	125	170	(45)
Loss on lease	1,487	—	1,487
Other general and administrative costs	7,430	5,717	1,713
Total expenses	$19,478	$15,127	$4,351

Salaries and Benefits

The increase in salaries and benefits is primarily related to an increase in headcount at NSBF. The additional headcount relates primarily to employees performing loan processing, loan closing or loan servicing functions as a result of the increase in loan originations over the twelve month period. Included in salaries and benefits are managerial assistance fees charged to controlled affiliates. These amounts are recorded as a reduction of salaries and benefits. The increase in salaries and benefits was offset by a $257,000 increase in managerial assistance fees charged during the six months ended June 30, 2016.

Interest Expense

The following is a summary of interest expense by facility for the six months ended June 30, 2016 and 2015:

(in thousands)	Six Months Ended June 30, 2016	Six Months Ended June 30, 2015	Change
Securitization Trusts	$1,879	$1,833	$46
Capital One lines of credit (NSBF)	447	594	(147)
Capital One term loan and line of credit (NBS)	—	564	(564)
Notes due 2022 and Notes due 2021	933	—	933
Related party note	177	—	177
Capco	26	37	(11)
Other	1	56	(55)
Total interest expense	$3,463	$3,084	$379

In September 2015 and April 2016, the Company issued $8,324,000 of 7.5% Notes due 2022 and $40,250,000 of 7.0% Notes due 2021, respectively. The Company incurred $933,000 in related interest expense during the six months ended June 30, 2016 on the Notes. In June 2015, the Company received $19,119,000 under an unsecured revolving line of credit extended by UPSW and NTS and incurred $177,000 in interest expense during the six months ended June 30, 2016 under the line. In June 2014, the Company entered into a four year $20,000,000 credit agreement with Capital One consisting of a $10,000,000 term loan and a revolving line of credit of up to $10,000,000. The NBS Capital One term loan and line of credit were paid in full and extinguished in June 2015, and as such, no interest expense was incurred during the three months ended June 30, 2016. The decrease in interest expense related to the NSBF Capital One lines of credit was a result of a decrease in the average outstanding balance during the six months ended June 30, 2016 when compared to June 30, 2015.

Loss on Lease

In April 2016, the Company moved its headquarters to Lake Success, New York. As a result, the Company vacated its space in West Hempstead, New York and New York, New York. The Company recorded a loss of $1,487,000, related to the remaining liabilities under the lease, offset by any future rent income, during the six months ended June 30, 2016. The Company sublet its space in New York, New York and continues to market its space in West Hempstead.

Other General and Administrative Costs

Other general and administrative costs include professional fees, marketing, loan related costs and rent. The increase in other general and administrative costs is primarily related to an increase in loan related costs. Loan related costs include referral fees, appraisal fees, legal fees, search fees and other collateral preservation costs. Loan related costs increase as the number of loans we originate and service increase. At June 30, 2016, our loan portfolio consists of 1,099 SBA 7(a) loans as compared to 854 at June 30, 2015.

Net Realized Gains and Net Unrealized Appreciation and Depreciation

Net realized gains or losses on investments are measured by the difference between the net proceeds from the repayment or sale and the cost basis of our investments without regard to unrealized appreciation or depreciation previously recognized and includes investments charged off during the period, net of recoveries.

Realized gains for the six months ended June 30, 2016 and 2015 were $13,820,000 and $15,438,000, respectively. Realized losses were $0 and $400,000 during the six months ended June 30, 2016 and 2015, respectively. The net change in unrealized appreciation or depreciation on investments primarily reflects the change in portfolio investment fair values during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized.

Net Realized Gains on SBA Non-Affiliate Investments

	Six Months Ended
	June 30, 2016		June 30, 2015
(in thousands)	# of Debt Investments	$ Amount	# of Debt Investments	$ Amount
SBA non-affiliate investments originated during the quarter	199	$131,884	133	$103,511
SBA guaranteed non-affiliate investments sold during the quarter	189	$93,718	143	$104,542
Realized gains recognized on sale of SBA guaranteed non-affiliate investments	—	$13,791	—	$15,438
Average sale price as a percent of principal balance(1)	—	112.28%	—	112.45%

(1)	Realized gains greater than 110.00% must be split 50/50 with the SBA in accordance with SBA regulations. The realized gains recognized above reflects amounts net of split with the SBA.

Net Unrealized Appreciation (Depreciation) on Investments

(in thousands)	Six Months Ended June 30, 2016	Six Months Ended June 30, 2015	Change
Net unrealized appreciation (depreciation) on SBA guaranteed non-affiliate investments	$768	$(3,162)	$3,930
Net unrealized depreciation on SBA unguaranteed non-affiliate investments	(549)	(1,136)	587
Net unrealized appreciation on controlled investments	5,724	9,519	(3,795)
Change in provision for deferred taxes on unrealized gains on investments	(2,441)	—	(2,441)
Net unrealized depreciation on credits in lieu of cash and notes payable in credits in lieu of cash	(1)	2	(3)
Net unrealized depreciation on non-control/non-affiliate investments	(43)	—	(43)
Total net unrealized appreciation on investments	$3,458	$5,223	$(1,765)

Net unrealized appreciation (depreciation) on SBA guaranteed non-affiliate investments relates to guaranteed portions of SBA debt investments made which the Company sells into a secondary market. Unrealized appreciation of SBA guaranteed investments represents the fair value adjustment of guaranteed portions of loans which have not yet been sold. Unrealized depreciation represents the reversal of unrealized appreciation when the SBA 7(a) loans are sold.

The decrease in net unrealized depreciation on SBA unguaranteed non-affiliate investments resulted from a decrease in discount rates on performing and non-performing SBA unguaranteed non-affiliate investments. The discount rate decreased from 5.38% to 5.20% period over period on performing SBA unguaranteed non-affiliate investments. The discount rate decreased from 8.5% to 7.32% period over period on non-performing SBA unguaranteed non-affiliate investments.

Net unrealized appreciation on controlled investments for the six months ended June 30, 2016 consisted of unrealized appreciation of $3,247,000 and $3,700,000 on our investments in Premier and UPSW, respectively offset by unrealized depreciation of $1,000,000 on our investment in SBL. The primary driver of the increases were increases in multiples of comparable companies. The decrease at SBL was based on weaker than projected financial performance. Net unrealized appreciation on controlled investments for the six months ended June 30, 2015 consisted primarily of $4,739,000 and $5,350,000 of unrealized appreciation on our investments in UPSW and SBL, respectively offset by unrealized depreciation of $370,000 on the Company’s investment in NTS. The primary driver of the increase in UPSW and SBL was better than projected financial performance and the addition of a new third-party servicing contract which was approved by the SBA and provides a longer-term stable revenue stream. The primary driver of the decrease in NTS was weaker than projected financial performance.

Provision for Deferred Taxes on Unrealized Appreciation of Investments

Certain consolidated subsidiaries of ours are subject to U.S. federal and state income taxes. These taxable subsidiaries are not consolidated with the Company for income tax purposes, but are consolidated for GAAP purposes, and may generate income tax liabilities or assets from temporary differences in the recognition of items for financial reporting and income tax purposes at the subsidiaries. During the six months ended June 30, 2016, the Company recognized a provision for deferred taxes on unrealized gains of $2,441,000.

Net Unrealized Depreciation on Servicing Assets

(in thousands)	Six Months Ended June 30, 2016	Six Months Ended June 30, 2015	Change
Net unrealized depreciation on servicing assets	$(841)	$(612)	$(229)

The increase in unrealized depreciation on servicing assets is primarily related to the increase in the discount rate from 11.57% to 12.03% offset by decreases in the assumed cumulative prepayment and average cumulative default rates. The increase in discount rate is attributed to determining the discount rate based on risk spreads and observable secondary market transactions for the six months ended June 30, 2016 compared to a weighted average cost of capital and servicing spread for the six months ended June 30, 2015. The assumed cumulative prepayment rate decreased from 19% to 15.5% and the assumed average cumulative default rate decreased from 25% to 20%.

Comparison of the year ended December 31, 2015 and 2014

Investment Income

Investment income for the year ended December 31, 2015 was $26,070,000 compared with total investment income of $1,976,000 for the period November 12, 2014 to December 31, 2014 and operating revenues of $131,847,000 for the period ended November 11, 2014. As a result of the BDC Conversion, there is no electronic payment processing revenue, web hosting and design revenue, servicing fee income from external portfolios, insurance commission revenue, and other income related to our payroll processing and accounts receivable financing and billing services included in the results for the year ended December 31, 2015.

Interest Income

Substantially all interest income for the year ended December 31, 2015 and combined periods ended December 31, 2014 was derived from SBA non-affiliate investments/loans. Interest income derived from SBA non-affiliate investments was $8,879,000 and $6,651,000 for the year ended December 31, 2015 and combined periods ended December 31, 2014, respectively. The increase in interest income is attributable to the average outstanding performing portfolio of SBA non-affiliate investments/loans increasing to $136,964,000 from $104,540,000 for the year ended December 31, 2015 and combined periods ended December 31, 2014, respectively. The increase in the average outstanding performing portfolio resulted from the origination of new SBA non-affiliate investments period over period.

NSBF Servicing Portfolio and Related Servicing Income

The following table represents NSBF originated servicing portfolio and servicing income earned for the year ended December 31, 2015 and combined periods ended December 31, 2014:

(In thousands):	Year ended December 31, 2015	Combined periods ended December 31, 2014	$ Change	% Change
Total NSBF originated servicing portfolio(1)	$768,588	$631,285	$137,303	22%
Total servicing income earned	$4,611	$3,673	$938	26%

(1)	Of this amount, the total average NSBF originated portfolio earning servicing income was $520,794,000 and $421,001,000 for the year ended December 31, 2015 and for the combined periods ended December 31, 2014, respectively.

Servicing fee income from the NSBF originated portfolio increased by $938,000 for the year ended December 31, 2015 compared to the combined periods ended December 31, 2014. The increase was attributable to the increase in total portfolio investments for which we earn servicing income. The portfolio increased $137,303,000 period over period. The increase was a direct result of increased investments in SBA non-affiliate investments from 2014 to 2015. There was no servicing fee income recognized for loans serviced for third parties for the year ended December 31, 2015. This third party servicing revenue, which was previously included in consolidated results, is recognized and earned by one of the Company’s controlled portfolio companies, SBL. Total third party servicing fee income earned for the period ended November 11, 2014 was $6,142,000.

Dividend Income

Dividend income earned during the year ended December 31, 2015 was $10,218,000 and was earned from the following portfolio companies:

Portfolio Company (in thousands)	Year ended December 31, 2015
Universal Processing Services of Wisconsin, LLC	$6,590
CrystalTech Web Hosting, Inc.	308
Small Business Lending, Inc.	348
Premier Payments LLC	600
Exponential Business Development Co., Inc.	1,080
Secure Cybergateway Services, LLC	52
First Bankcard Alliance of Alabama, LLC	78
Summit Systems and Design, LLC	1,162
Total Dividends	$10,218

No dividend income was earned during the combined periods ended December 31, 2014.

Other Income

Other income of $2,040,000 for the year ended December 31, 2015 relates primarily to legal, packaging, prepayment, and late fees earned from SBA loans. Other income is not comparable period over period as 2014 amounts include revenue from certain controlled portfolio companies which were consolidated subsidiaries through November 11, 2014.

Adjusted Net Investment Income

We utilize adjusted net investment income as a measure of our current and future financial performance. Adjusted net investment income is a non-GAAP financial measure and is not intended as an alternative measure of investment income as determined in accordance with GAAP. In addition, our calculation of adjusted net investment income is not necessarily comparable to similar measures as calculated by other companies that do not use the same definition or implementation guidelines. The table below reconciles net investment loss to adjusted net investment income.

(in thousands)	Year ended December 31, 2015	Period November 12, 2014 to December 31, 2014
Net investment loss	$(6,185)	$(2,523)
Net realized gain on non-affiliate debt investments	28,386	595
Adjusted net investment income (loss)	$22,201	$(1,928)

For the period ended November 11, 2014, the Company did not operate as a BDC and therefore did not have net investment or adjusted net investment income. We believe this is a useful measure as it depicts the current income generated from our investment activities during the period. We include net realized gains on debt investments because they are recurring income related to the sale of SBA guaranteed non-affiliate investments in the secondary market.

Expenses

Total expenses decreased from $125,341,000 to $32,255,000 for the combined periods ended December 31, 2014 to the year ended December 31, 2015 as a result of the conversion to a BDC in November 2014. Electronic payment processing costs, salaries and benefits, depreciation and amortization, and other general and administrative expenses related to certain subsidiaries in 2014 are not included in 2015 results. As previously discussed, certain consolidated subsidiaries in 2014 are now reflected as investments in controlled portfolio companies and their results of operations are not included in 2015.

Interest Expense

Interest expense decreased by $1,412,000 for the year ended December 31, 2015 compared to the combined periods ended December 31, 2014. The following table highlights the components of interest expense for each period:

(in thousands)	Year ended December 31, 2015	Combined periods ended December 31, 2014	Change
Securitization trust VIE (NSBF)	$3,810	$3,081	$729
Summit Partners Credit Advisors, L.P. (NBS)	—	2,991	(2,991)
Capital One lines of credit (NSBF)	1,166	1,072	94
Capital One term loan and line of credit (NBS)	565	371	194
Notes due 2022	192	—	192
Related party note	621	—	621
Sterling line of credit (NBC)	—	292	(292)
Other	125	84	41
Total interest expense	$6,479	$7,891	$(1,412)

Interest expense related to securitizations increased as a result of additional securitization transactions completed in December 2014 and September 2015. In June 2014, the Company entered into a four year $20,000,000 credit agreement with Capital One, consisting of a $10,000,000 term loan and a revolving line of credit of up to $10,000,000. The term loan was obtained to pay off the Summit Partners debt which carried a higher interest rate. The net reduction in interest expense was $2,797,000. In June 2015, the Company received $19,119,000 under an unsecured revolving line of credit extended by UPSW and NTS and incurred $621,000 in interest expense for the year ended December 31, 2015. In addition, $192,000 of interest expense was incurred on the Notes Due 2022. For the year ended December 31, 2015, the Company did not incur interest expense related to the Sterling line of credit as it relates to Newtek Business Credit, a controlled portfolio company. Prior to the BDC Conversion, Newtek Business Credit was a consolidated subsidiary.

Net Realized Gains and Net Unrealized Appreciation and Depreciation

Net realized gains or losses on investments are measured by the difference between the net proceeds from the repayment or sale and the cost basis of our investments without regard to unrealized appreciation or depreciation previously recognized and includes investments charged off during the period, net of recoveries. Realized gains for the year ended December 31, 2015 were approximately $35,047,000 offset by approximately $1,189,000 of realized losses. The net change in unrealized appreciation or depreciation on investments primarily reflects the change in portfolio investment fair values during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized.

Net Realized Gains on SBA Non-Affiliate Investments

(In thousands)	Year ended December 31, 2015		Combined periods ended December 31, 2014
	# of Debt Investments	$ Amount	# of Debt Investments	$ Amount
SBA non-affiliate investments originated	292	$242,496	193	$202,269
SBA guaranteed non-affiliate investments sold	304	$211,089	163	$130,356
Realized gains recognized on sale of SBA guaranteed non-affiliate investments	—	$29,575	—	$869
Premium income recognized	—	$—	—	$18,623
Average sale price as a percent of principal balance(1)	—	111.72%	—	112.49%

(1)	Realized gains/premiums greater than 110.00% must be split 50/50 with the SBA in accordance with SBA regulations. The realized gains/premium income recognized above reflects amounts net of split with SBA.

Realized gains from the sale of SBA non-affiliate investments for the year ended December 31, 2015 were $29,575,000 compared to $869,000 for the period November 12, 2014 to December 31, 2014. Premium income for the period ended November 11, 2014 was $18,623,000. Realized gains are comparable to premium income. Premium income relates to income earned from the sale of SBA loans. Subsequent to the BDC Conversion, the income related to these sales is recorded as realized gains. The increase is attributed to the increase in SBA investments sold which was partially offset by a decrease in the average sale premium from 112.49% for the combined periods ended December 31, 2014 to 111.72% for the year ended December 31, 2015.

Net Realized Gains on Controlled Investments

For the year ended December 31, 2015, realized gains on controlled investments were $5,473,000 and represent distributions in excess of our cost basis from controlled affiliates. Included in the $5,473,000 is a distribution in excess of basis from UPSW of approximately $4,892,000 and approximately $572,000 in a distribution in excess of basis from First Bankcard Alliance of Alabama, LLC.

Net Unrealized Appreciation (Depreciation) on Investments

Unrealized appreciation on SBA guaranteed non-affiliate investments for the year ended December 31, 2015 was $7,395,000. This appreciation relates to guaranteed portions of SBA investments made for which we sold into a secondary market. Unrealized depreciation of SBA guaranteed investments was $10,610,000 which represents the reversal of the unrealized appreciation of SBA guaranteed non-affiliate investments sold during the year. Net unrealized appreciation on SBA unguaranteed non-affiliate investments resulted from fair value adjustments on new investments.

Net unrealized appreciation on controlled investments was $12,250,000 for the year ended December 31, 2015. This consisted primarily of $6,948,000 of unrealized appreciation on our investment in UPSW and $5,565,000 of unrealized appreciation on our investment in SBL which were offset by unrealized depreciation of approximately $966,000 on our investment in NBC. The primary driver of the increase in UPSW was better than projected financial performance and an increase in multiples of comparable companies. The primary driver for the increase in SBL was the addition of a new third party servicing contract which provides a longer-term stable revenue stream.

Provision for Deferred Taxes on Unrealized Appreciation on Investments

Certain consolidated subsidiaries of ours are subject to U.S. federal and state income taxes. These taxable subsidiaries are not consolidated with the Company for income tax purposes, but are consolidated for GAAP purposes, and may generate income tax liabilities or assets from temporary differences in the recognition of items for financial reporting and income tax purposes at the subsidiaries. For the years ended December 31, 2015 and 2014, the Company recognized a provision for deferred tax on unrealized gains of $857,000 and $0 for consolidated subsidiaries, respectively.

Net Unrealized Depreciation on Servicing Assets

The unrealized depreciation on servicing assets was $1,268,000 and $120,000 for the year ended December 31, 2015 and the period November 12, 2014 to December 31, 2014, respectively. Until November 11, 2014, servicing assets were recorded using the amortization method. As a result of the BDC Conversion, servicing assets are recorded at fair value at December 31, 2015. Amortization expense related to servicing assets was $1,366,000 for the period ended November 11, 2014 and is included in depreciation and amortization expense in the consolidated statements of operations.

Pro-Forma Results of Operations — Year Ended December 31, 2014

The discussion and analysis of our results of operations for 2014 are discussed on a “pro forma” basis. As previously discussed, the Company completed its conversion to a BDC on November 12, 2014. As a result, the Company determined that it has one reporting segment and operating unit because its business activities consist of issuing debt and making equity investments in portfolio companies. Previously consolidated subsidiaries are now recorded as controlled portfolio companies for which the company records its investment at fair value. For purposes of the 2014 discussion and analysis below, the financial information is presented as if the conversion to a BDC had not occurred. We believe this provides the most useful comparison of our year over year results.

Business Segment Results for 2014

The results of the Company’s reportable business segments presented for the full year on a pro forma basis are discussed below.

The tables below are presented to distinguish operating results for January 1, 2014 through November 11, 2014 (prior to BDC Conversion) and the period from November 12, 2014 to December 31, 2014 (post BDC Conversion). The combined results for 2014 are presented under the column “Pro Forma 2014 (Unaudited)” and represent the full year results for the segment. We believe this presentation provides the most useful comparison of our year over year results.

Electronic Payment Processing (EPP)

(In thousands):	Pro Forma 2014 (Unaudited)	For the period November 12, 2014 through December 31, 2014 (Unaudited)	For the period January 1, 2014 through November 11, 2014	2013
Revenue:
Electronic payment processing	$91,158	$11,631	$79,527	$89,651
Interest income	2	—	2	4
Total revenue	91,160	11,631	79,529	89,655
Expenses:
Electronic payment processing costs	76,620	9,659	66,961	75,761
Salaries and benefits	4,001	536	3,465	3,485
Professional fees	2,377	1,919	458	458
Depreciation and amortization	261	35	226	358
Insurance expense – related party	56	6	50	57
Other general and administrative costs	1,117	114	1,003	1,232
Total expenses	84,432	12,269	72,163	81,351
Income before income taxes	$6,728	$(638)	$7,366	$8,304

Comparison of the years ended December 31, 2014 (Pro forma) and December 31, 2013

EPP revenue increased $1,507,000 or 1.7% between years. Revenue increased primarily due to the implementation of a monthly non-compliance fee and annual compliance service fee, increase in discount fee rates to merchants and an increase in processing volume generated by an increase in the average monthly processing volume per merchant of 5.0% between periods. Offsetting this increase was a 3.3% decrease in the number of merchant transactions and a decrease in the average number of processing merchants of 3.5%, between periods. The decrease in merchants includes the expected attrition in previously acquired portfolios.

Processing revenues less electronic payment processing costs (“margin”) increased from 15.5% in 2013 to 15.9% in 2014. The increase in margin was primarily due to the implementation of a monthly non-compliance fee, implementation of an annual compliance service fee and an increase in rates to merchants. This increase was partially offset by an increase in the provision for chargeback losses attributable to a specific merchant that experienced a high level of chargebacks. Overall, the increase in margin dollars was $648,000 between years.

Salaries and benefits increased $516,000 or 14.8% between years. This increase is due to the Company hiring additional senior level staff, which resulted in overall higher salaries, payroll taxes, benefits and stock compensation for the year. Salaries and benefits in the current year also include a severance payment of approximately $120,000 to a former senior executive. Partially offsetting this increase was a reduction in health insurance costs of $48,000 and a $27,000 increase in capitalized salaries as compared to last year. Salary costs related to the development of internally developed software is capitalized and as a result decreases salary expense and increases depreciation and amortization expense over the future service period.

Professional fees increased $1,919,000 or 419.0% between years due to a reserve established in the amount of approximately $1,700,000 related to the FTC matter which is discussed in detail in Item 3. Legal

Proceedings. Depreciation and amortization decreased $97,000 between periods as the result of previously acquired customer merchant portfolios becoming fully amortized between periods. Remaining costs decreased $115,000 or 9.3% between years largely due to a decrease in marketing expense of $212,000 as the result of the discontinuation of a marketing cost allocation in early 2014. This decrease was partially offset by an increase of $56,000 in travel expenses and $42,000 in office expense.

Income before income taxes decreased $1,576,000 or 19.0% to $6,728,000 in 2014 from $8,304,000 in 2013. The decrease in income before income taxes was due to the increase in margin of $648,000, offset by a net increase in other operating expense between years principally due to the $1,700,000 FTC reserve in the 2014 period.

Small Business Finance — Segment Reporting

(In thousands):	Pro Forma 2014 (Unaudited)	For the period November 12, 2014 through December 31, 2014 (Unaudited)	For the period January 1, 2014 through November 11, 2014	2013
Revenue:
Premium on loan sales	$19,493	$870	$18,623	$19,456
Servicing fee – NSBF Portfolio	3,671	561	3,110	2,769
Servicing fee – External Portfolio	6,524	382	6,142	3,796
Interest income	6,729	1,079	5,650	4,802
Management fees – related party	146	146	—	—
Other income	3,142	241	2,901	3,289
Total revenue	39,705	3,279	36,426	34,112
Net change in fair value of:
Servicing Asset	(120)	(120)	—	—
SBA loans held for sale	2,872	2,950	(78)	403
SBA loans held for investment	(3,858)	(273)	(3,585)	(1,629)
Warrants	—	—	—	—
Total net change in fair value	(1,106)	2,557	(3,663)	(1,226)
Expenses:
Salaries and benefits	10,101	1,486	8,615	7,649
Interest	5,549	611	4,938	5,568
Professional fees	1,395	488	907	1,011
Depreciation and amortization	1,452	12	1,440	1,241
Goodwill impairment	1,706	—	1,706	—
Provision for loan loss	(55)	—	(55)	1,322
Insurance expense-related party	32	—	32	24
Other general and administrative costs	7,251	1,161	6,090	5,928
Total expenses	27,431	3,758	23,673	22,743
Income before income taxes	$11,168	$2,078	$9,090	$10,143

Business Overview

The small business finance segment is comprised of NSBF which is a non-bank SBA lender that originates, sells and services loans for its own portfolio as well as portfolios of other institutions, and NBC which provides accounts receivable financing and billing services to businesses. Revenue is derived primarily from premium income generated by the sale of the guaranteed portions of SBA loans, interest income on SBA loans held for investment and held for sale, servicing fee income on the guaranteed portions of SBA loans sold, servicing income for loans originated by other lenders for which NSBF is the servicer, and financing and billing services, classified as other income above, provided by NBC. Most SBA loans originated by NSBF charge an interest rate equal to the Prime rate plus an additional percentage amount; the interest rate resets to the current Prime rate on a monthly or quarterly basis, which will result in changes to the amount of interest accrued for that month and going forward and a re-amortization of a loan’s payment amount until maturity.

Small Business Finance Summary

(In thousands):	For the Year ended December 31,
	2014		2013
	# Loans	$ Amount	# Loans	$ Amount
Guaranteed loans sold/transferred during the period	163	$130,356	167	$131,733
Gross loans originated during the period	193	$202,269	174	$177,941
Guaranteed loans that achieved sale status, originated in prior period	—	—	—	—
Premium income recognized(1)	—	$19,493	—	$19,456
Average sale price as a percent of principal balance		112.49%		112.32%

(1)	The premium income recognized and average sales price reflect that premiums greater than 110.00% must be split 50/50 with the SBA.

Comparison of the years ended December 31, 2014 (Pro forma) and December 31, 2013

For the year ended December 31, 2014, the Company recognized $19,493,000 of premium income from 163 guaranteed loans sold aggregating $130,356,000. During 2013, the Company recognized $19,456,000 of premium income from 167 guaranteed loans sold totaling $131,733,000. In December 2014, the Company made the decision to hold loans in the second half of the month in anticipation of better pricing in 2015. Had these loans been sold in 2014, they would have generated approximately $3,431,000 of premium income. Sale prices on guaranteed loan sales averaged 112.49% for the twelve months ended December 31, 2014 compared with 112.32% for the twelve months ended December 31, 2013.

Servicing Portfolios and related Servicing fee income of Loans Funded and Average Sales Price

(In thousands):	Year ended December 31,
	2014	2013	% Change
Total NSBF originated servicing portfolio(1)	$631,285	$488,800	29%
Third party servicing portfolio	122,236	561,368	(78)%
Aggregate servicing portfolio	$753,521	$1,050,168	(28)%
Total servicing income earned NSBF portfolio	$3,671	$2,769	33%
Total servicing income earned external portfolio	$6,524	$3,796	72%
Total servicing income earned	$10,195	$6,565	55%

(1)	Of this amount, the total average NSBF originated portfolio earning servicing income was $421,001,000 and $314,486,000, for the years ended December 31, 2014 and 2013, respectively.

SBL is the contractor managing and servicing portfolios of SBA 7(a), USDA and other loans acquired by the FDIC from failed financial institutions, and assists the FDIC in the packaging of these loans for sale. SBL’s existing servicing facilities and personnel perform these activities supplemented by contract workers as needed. The size of a portfolio SBL serviced for the FDIC (an “FDIC Serviced Portfolio”), and thus the revenue earned, has varied over time and depends on the level of bank failures and the needs of the FDIC in managing portfolios acquired from those banks as well as the success of being able to sell such portfolios. In October 2014, the FDIC was successful in selling a significant group of loans with SBL’s assistance, which resulted in the reduction in third-party servicing portfolio as of December 31, 2014.

Servicing fees received on the NSBF portfolio increased by $902,000 period over period and was attributable to the expansion of the NSBF portfolio in which we earn servicing income, which increased from an average of $314,486,000 for the twelve month period ending December 31, 2013 to an average of $421,001,000 for the same period in 2014. This increase was the direct result of increased loan originations throughout 2014. Third party servicing income increased by $2,728,000 and was attributable primarily to the increase in FDIC servicing income of $2,806,000 partially offset by a decline in other third party servicing in the amount of $78,000. The average FDIC Serviced Portfolio increased from $148,600,000 as of December 31, 2013 to $390,618,000 as of December 31, 2014.

Interest income increased by $1,927,000 for the year ended December 31, 2014 as compared to the same period in 2013 as a result of the average outstanding performing portfolio of SBA loans held for investment increasing from $72,337,000 to $104,540,000 for the years ended December 31, 2013 and 2014, respectively.

Other income decreased by $147,000 for the year ended December 31, 2014 as compared to the same period in 2013. This decrease is mainly attributed to a decrease in NBC receivable income of $518,000 offset by net increases in NSBF and SBL fee related income of $416,000, consulting income of $119,000 and net realized losses on the loan portfolio of $166,000.

The change in the fair value loss of SBA loans held for investment of $2,229,000 is the result of an increase in loans originated held for investment partially offset by a decrease in the valuation adjustment applied to the loans held for investment portfolio. Loans originated held for investment aggregated $48,083,000 compared to $42,773,000 for the periods ended December 31, 2014 and 2013, respectively.

The period over period valuation adjustment of 7.5% remained unchanged from December 31, 2012 to September 30, 2013. As of December 31, 2013, a discounted cash flow methodology was applied resulting in a decrease in the valuation adjustment from 6.01% of total principal as of December 31, 2013, to 5.21% of total principal as of December 31, 2014.

The decrease in the change in fair value on SBA loans held for investment of $778,000 is the result of the increased amount of unguaranteed loans originated year over year, as well as a decrease in the valuation adjustment applied to our loans held for investment portfolio. During 2013, we adopted a discounted cash flow methodology resulting in a decrease in the valuation adjustment applied of 7.5% of total principal as of December 31, 2012, to 6.01% of total principal for the year ended December 31, 2013. Loans originated, held for investment aggregated $42,773,000 compared to $24,076,000 for the years ended December 31, 2013 and 2012, respectively.

The change in the valuation adjustment from 6.01% as of December 31, 2013 to 5.21% on performing loans as of December 31, 2014 is attributable primarily to increases in the weighted average remaining term of the retained loan portfolio from 16.55 years as December 31, 2013 to 16.81 years as of December 31, 2014 and the recovery rate from 65.84% as of December 31, 2013 to 67.45% as of December 31, 2014. The increase in the weighted average remaining term is attributable to an increase in the weighted average term of loans originated period over period, partially offset by normal portfolio amortization and prepayments of principal. The increase in the recovery rate is attributable primarily to the collateral composition of loans originated period over period secured by a greater percentage of real estate as an asset class, which typically yields more robust recovery rates as opposed to depreciable assets. For the periods ended December 31, 2014 and December 31, 2013, approximately 68.96% and 64.21% of the respective performing loan portfolio retained balances were principally secured by real estate.

Salaries and benefits increased by $2,452,000 primarily due to the addition of staff in all departments. Combined headcount increased by 26% from an average of 77 for the year ended December 31, 2013 to an average of 97 for the year ended December 31, 2014.

Interest expense decreased $19,000 for the period ended December 31, 2014 when compared to the year ended December 31, 2013. The execution of securitization transactions in December of 2014 and the end of December 2013 increased interest at NSBF by $970,000 and an additional $184,000 increase resulted from the Capital One line of credit which increased from an average outstanding balance of $16,587,000 for the year ended December 31, 2013 to $22,039,000 for the same period in 2014. These increases were offset by a decrease at NSBF of $1,053,000 due to the payoff of the Summit debt and a decrease of $119,000 at NBC due to a reduction in average outstanding borrowings under the Sterling line from $7,717,000 at December 31, 2013 to $5,482,000 at December 31, 2014.

During 2014, the Company concluded there was an impairment of goodwill at the NBC reporting unit, based on a combination of an income approach, using a discounted cash flow analysis, and a market based approach based on comparable public companies. As such, an impairment charge of $1,706,000 was recorded.

Professional fees for the year ended December 31, 2014 increased by $384,000 when compared with the same period last year, primarily due to an increase in legal fees in connection with securing a line of credit of $404,000 and increased trustee fees of $84,000 for the loan portfolio securitization offset by a reduction in other consulting fees of $96,000.

The provision for loan losses decreased from $1,322,000 for the year ended December 31, 2013 to a net release of $55,000 for the same period in 2014, a decrease of $1,377,000 or 104.2%. In connection with the Company’s conversion to a BDC, and the related requirements to report all investments at fair value, the Company will no longer report loans on a cost basis.

In determining the net change in fair value of loans held for investment for the year ended December 31, 2014, the Company used a discounted cash flow model which incorporated a series of expected future cash flows for the performing SBA 7(a) loan portfolio, and discounts those cash flows at a market clearing yield of 5.38%. The key assumptions used in the model are considered unobservable inputs and include anticipated prepayment speeds, cumulative default rates, the cost of loan servicing, and Prime rate expectations. The Company used an assumed prepayment speed of 19% based on current market conditions and historical experience for the loan portfolio, against a prepayment curve developed from NSBF historical experience to calculate expected loan prepayments in a given year. Defaults are defined as any loan placed on non-accrual status as of December 31, 2014. The cumulative default rate, defined as the percent of loan balance that will enter final liquidation in a given year, was estimated to be 25%, and was derived from NSBF historical experience. The mix of NSBF’s loan portfolio continues to shift from start-up businesses, to predominately existing businesses. Our historical default and loss rates demonstrate that this particular segment (i.e. Existing Business) of our SBA loan portfolio continues to experience the lowest rate of defaults and ultimate losses over our twelve year history of originating loans. When computing the cumulative default rate to be applied to the performing portfolio loan balances, the Company excluded the last three years of originations as those loans have not seasoned yet. The discounted cash flow analysis resulted in a price equivalent of 94.80% of the par amount on our performing loans held for investment.

Other general and administrative costs increased by $1,323,000 when compared to the comparable period of the prior year. The increase was mainly attributed to increases in loan origination costs of $339,000, loan recovery and servicing expenses of $623,000 and additional marketing expense of $289,000 in connection with our television ad campaign for the year ended December 31, 2014.

The following tables set forth distribution by business type of the Company’s SBA 7(a) loan portfolio for the years ended December 31, 2014 and December 31, 2013, respectively:

As of December 31, 2014

Distribution by Business Type

Business Type	# of Loans	Balance	Average Balance	% of Balance
Existing Business	529	$104,673	$198	79.9%
Business Acquisition	112	17,969	160	13.7%
Start-Up Business	127	8,383	66	6.4%
Total	768	$131,025	$171	100.0%

As of December 31, 2013

Distribution by Business Type

Business Type	# of Loans	Balance	Average Balance	% of Balance
Existing Business	451	$78,674	$174	80.9%
Business Acquisition	88	11,760	134	12.1%
Start-Up Business	136	6,801	50	7.0%
Total	675	$97,235	$144	100.0%

The following tables set forth distribution by borrower’s credit score of the Company’s SBA 7(a) loan portfolio for the years ended December 31, 2014 and December 31, 2013, respectively:

As of December 31, 2014

Distribution by Borrower Credit Score

Credit Score	# of Loans	Balance	Average Balance	% of Balance
500 to 550	11	$1,454	$132	1.1%
551 to 600	27	3,336	124	2.5%
601 to 650	96	21,186	221	16.2%
651 to 700	201	34,324	171	26.2%
701 to 750	229	40,952	179	31.3%
751 to 800	169	25,003	148	19.1%
801 to 850	29	3,676	127	2.8%
Not available	6	1,094	182	0.8%
Total	768	$131,025	$171	100.0%

As of December 31, 2013

Distribution by Borrower Credit Score

Credit Score	# of Loans	Balance	Average Balance	% of Balance
500 to 550	7	$709	$101	0.7%
551 to 600	23	2,583	112	2.7%
601 to 650	78	14,384	184	14.8%
651 to 700	172	24,170	141	24.9%
701 to 750	201	28,552	142	29.4%
751 to 800	160	22,438	140	23.1%
801 to 850	28	3,220	115	3.3%
Not available	6	1,179	197	1.1%
Total	675	$97,235	$144	100.0%

The following tables set forth distribution by primary collateral type of the Company’s SBA 7(a) loan portfolio for the years ended December 31, 2014 and December 31, 2013, respectively:

As of December 31, 2014

Distribution by Primary Collateral Type

Collateral Type	# of Loans	Balance	Average Balance	% of Balance
Commercial Real Estate	370	$76,796	$208	58.6%
Machinery and Equipment	136	25,446	187	19.4%
Residential Real Estate	172	13,583	79	10.4%
Other	34	8,458	249	6.5%
Accounts Receivable and Inventory	38	5,691	150	4.3%
Liquid Assets	11	838	76	0.6%
Furniture and Fixtures	7	213	30	0.2%
Total	768	$131,025	$171	100.0%

As of December 31, 2013

Distribution by Primary Collateral Type

Collateral Type	# of Loans	Balance	Average Balance	% of Balance
Commercial Real Estate	294	$51,656	$176	53.1%
Machinery and Equipment	127	24,132	190	24.8%
Residential Real Estate	181	11,426	63	11.8%
Other	32	6,289	197	6.5%
Accounts Receivable and Inventory	26	2,805	108	2.9%
Liquid Assets	9	810	90	0.8%
Furniture and Fixtures	6	117	20	0.1%
Total	675	$97,235	$144	100.0%

The following tables set forth distribution by days delinquent of the Company’s SBA 7(a) loan portfolio for the years ended December 31, 2014 and December 31, 2013, respectively:

As of December 31, 2014

Distribution by Days Delinquent

Delinquency Status	# of Loans	Balance	Average Balance	% of Balance
Current	676	$117,517	$174	89.7%
1 to 30 days	24	3,002	125	2.3%
31 to 60 days	15	2,127	142	1.6%
61 to 90 days	1	8	8	—%
91 days or greater	52	8,371	161	6.4%
Total	768	$131,025	$171	100.0%

As of December 31, 2013

Distribution by Days Delinquent

Delinquency Status	# of Loans	Balance	Average Balance	% of Balance
Current	583	$85,031	$146	87.5%
1 to 30 days	29	2,558	88	2.6%
31 to 60 days	12	2,704	225	2.8%
61 to 90 days	—	—	—	—%
91 days or greater	51	6,942	136	7.1%
Total	675	$97,235	$144	100.0%

Newtek Technology Solutions

(In thousands):	Pro Forma 2014 (Unaudited)	For the period November 12, 2014 through December 31, 2014 (Unaudited)	For the period January 1, 2014 through November 11, 2014	2013
Revenue:
Web hosting and design	$15,849	$1,852	$13,997	$17,576
Expenses:
Salaries and benefits	4,945	643	4,302	5,103
Interest	44	3	41	94
Professional fees	483	71	412	507
Depreciation and amortization	1,324	159	1,165	1,316
Insurance expense – related party	12	—	12	14
Other general and administrative costs	5,960	713	5,247	6,978
Total expenses	12,768	1,589	11,179	14,012
Income before income taxes	$3,081	$263	$2,818	$3,564

Comparison of the years ended December 31, 2014 (Pro forma) and December 31, 2013

Revenue is derived from recurring fees from hosting websites, primarily from monthly contracts for shared hosting, dedicated servers and cloud instances (the “plans”). In addition, less than 3.0% of revenues are derived from contracted services to design web sites. Revenue between years decreased 9.8% to $15,849,000 in 2014. The decrease in web hosting revenue is the result of a decrease of 5,287 in the average number of monthly plans managed. While the average number of web hosting plans decreased by 11.6% to 40,132 in 2014 from 45,419 in 2013, the average monthly revenue per plan increased by 1.1% to $31.05 in 2014 from $30.72 in 2013.

The average monthly number of cloud server plans in 2014, which generate a higher monthly fee than dedicated and shared hosting plans, decreased by 54, or 8.0% in 2014 to an average of 623 from 677 in 2013. The average monthly number of dedicated server plans in 2014, which generate a higher monthly fee versus shared hosting plans, decreased by 222, or 18.3% in 2014 to an average of 991 from 1,213 in 2013. The average monthly number of shared hosting plans in 2014 decreased by 5,011, or 11.5%, to an average of 38,518 from 43,529 in 2013. Competition from other web hosting providers as well as alternative website services continues to have a negative effect on web hosting plan count and revenue growth.

It continues to be management’s intent to increase revenues and margin per plan through higher cost service offerings to customers, although this may result in a lower number of plans in place overall. Management has broadened the Company’s focus beyond the Microsoft web platform by now providing its platform capabilities to include open source web applications which have become increasingly attractive to web developers and resellers.

Total expenses of $12,768,000 in 2014 decreased 8.9% from $14,012,000 in 2013. Salaries and benefits decreased $158,000 or 3.1% between years to $4,945,000. The number of full time employees decreased by 11.8%; however the average salary per employee increased by 14.3% resulting in an overall increase in salary and payroll tax expenses of $58,000. This increase was offset by decreases in benefits, bonus expense and stock compensation of approximately $216,000. Depreciation and amortization increased $8,000 between years to $1,324,000 due to timing of capital expenditures of approximately $1,119,000 made during 2014 offset by assets that were fully depreciated during the year. Interest expense decreased by $50,000 or 53.2%, due to the payoff of the Capital One term note in June 2014.

Other general and administrative costs decreased $1,018,000 or 14.6% between years. The decrease relates primarily due to a decrease in licensing expenses of approximately $350,000 due to a reduction in Microsoft servers in use which is a result of a decrease in web hosting plans. In addition, bad debt expense decreased by $207,000, which mostly related to the Company’s successful collection efforts. The Company reduced their marketing efforts, which decreased expenses between years by $172,000. In addition, credit card processing fees decreased by $92,000 due to lower revenue between years. Finally, there was a decrease in telephone expenses in the amount of $62,000, maintenance and support in the amount of $55,000, office expenses in the amount of $47,000 and travel expenses in the amount of $36,000 between years. These expenses decreased mainly due to the Company’s cost reduction efforts. This was partially offset by an increase in building occupancy costs (rent and utility costs) of $86,000 between years. Rent increased by $134,000, which related to the Company entering into a five year lease extension for the Company’s data center, while utilities decreased by $48,000 between years.

Income before income taxes decreased 13.6% or $483,000 to $3,081,000 in 2014 from $3,564,000 in 2013. The decrease in profitability was principally due to the decline in web hosting revenue between years, partially offset by the reduction in salaries and benefits, interest expense and other general and administrative costs between years.

All Other

(In thousands):	Pro Forma 2014 (Unaudited)	For the period November 12, 2014 through December 31, 2014 (Unaudited)	For the period January 1, 2014 through November 11, 2014	2013
Revenue:
Insurance commissions	$1,667	$184	$1,483	$1,737
Insurance commissions – related party	223	16	207	235
Other income	620	101	519	516
Other income – related party	78	10	68	80
Interest income	—	—	—	—
Total revenue	2,588	311	2,277	2,568
Expenses:
Salaries and benefits	2,332	259	2,073	2,511
Professional fees	437	48	389	621
Depreciation and amortization	209	29	180	203
Insurance expense – related party	9	—	9	9
Other general and administrative costs	882	103	779	830
Total expenses	3,869	439	3,430	4,174
Loss before income taxes	$(1,281)	$(128)	$(1,153)	$(1,606)

The All other segment includes revenues and expenses primarily from Newtek Insurance Agency, LLC (“NIA”), Newtek Payroll Services (“NPS”) and qualified businesses that received investments made through the Company’s Capcos which cannot be aggregated with other operating segments.

Comparison of the years ended December 31, 2014 (Pro forma) and December 31, 2013

Revenue increased by $20,000 for the year ended December 31, 2014 attributable primarily to a $102,000 increase in other income at NPS due to an increase in customers and total employees served. The increase was offset by a decrease of $82,000 combined insurance commission revenue. Insurance commissions decreased due to revenue decreases on health insurance policies, combined with decreases in related party commissions due to premium decreases on Newtek insurance policies.

Salaries and benefits decreased by $179,000 as a result of reduction in employee headcount at NIA, Summit Systems and Designs (“SUM”), and Advanced Cyber Security Systems (“ACS”). The $184,000 decrease in professional fees is mainly due to decreases in broker commissions as well as a decrease in legal expenses at NPS. The increase in other general and administrative costs was mainly related to a settlement of $162,000, increases in IT costs of $64,000 and referral fees of $10,000 at NPS. These increases were offset by a decrease of $177,000 in software licensing fees at ACS.

Corporate activities

(In thousands):	Pro Forma 2014 (Unaudited)	For the period November 12, 2014 through December 31, 2014 (Unaudited)	For the period January 1, 2014 through November 11, 2014	2013
Revenue:
Management fees – related party	$796	$100	$696	$896
Interest income	5	2	3	2
Other income	80	5	75	2
Total revenue	881	107	774	900
Expenses:
Salaries and benefits	5,601	474	5,127	5,779
Interest expense	2,372	106	2,266	27
Professional fees	1,139	170	969	1,309
Depreciation and amortization	146	17	129	161
Lease restructuring charges (amortization)	(291)	(36)	(255)	(291)
Insurance expense – related party	115	11	104	131
Other general and administrative costs	2,621	308	2,313	1,786
Total expenses	11,703	1,050	10,653	8,902
Loss before income taxes	$(10,822)	$(943)	$(9,879)	$(8,002)

The Corporate activities segment implements business strategy, directs marketing, provides technology oversight and guidance, coordinates and integrates activities of the other segments, contracts with alliance partners, acquires customer opportunities, and owns our proprietary NewTracker® referral system and all other intellectual property rights. This segment includes revenue and expenses not allocated to other segments, including interest income, Capco management fee income, and corporate operating expenses. These operating expenses consist primarily of internal and external public accounting expenses, internal and external corporate legal expenses, corporate officer salaries, sales and marketing expenses and rent for the principal executive offices.

Comparison of the years ended December 31, 2014 (Pro forma) and December 31, 2013

Revenue is derived primarily from management fees earned from the Capcos. These related party management fees decreased by $100,000 year over year due to the decision to no longer charge management fees to one of the Capcos. Related party management fees, which are eliminated upon consolidation, are expected to decline in the future as the Capcos mature and utilize their cash. If a Capco does not have current or projected cash sufficient to pay management fees, then such fees are not accrued.

Total expenses increased by $2,801,000, or 31%, for the year ended December 31, 2014 as compared with the same period in 2013. The increases were primarily driven by an increase in interest expense of which $1,905,000 was related to the closing of the new term loan and line of credit with Capital One which was used to repay Summit and the outstanding on the MTS term notes. The $1,905,000 increase relates to the amortization of deferred financing costs and debt discount related to the Summit note. Interest expense also increased by $371,000 related to the new Capital One term loan and line of credit. Other general and administrative costs increased mainly due to an increase in marketing expense related to an increase in the purchase of air time for our television ad campaign.

These increases were partially offset by a $170,000 reduction in professional fees due to higher legal fees in the prior year as well as higher audit costs incurred in 2013.

The loss before income taxes increased by approximately $2,820,000 for the twelve months ended December 31, 2014 as compared to the prior year. The loss increase was primarily due to the increase in interest and advertising as previously discussed.

Capco

As described in Note 3 to the consolidated financial statements, effective January 1, 2008, the Company adopted fair value accounting for its financial assets and financial liabilities concurrent with its election of the fair value option for substantially all credits in lieu of cash, notes payable in credits in lieu of cash and prepaid insurance. These are the financial assets and liabilities associated with the Company’s Capco notes that are reported within the Company’s Capco segment. The tables below reflect the effects of the adoption of fair value measurement on the income and expense items (income from tax credits, interest expense and insurance expense) related to the revalued financial assets and liability for the years ended December 31, 2014, 2013 and 2012. In addition, the net change to the revalued financial assets and liability for the years ended December 31, 2014 and 2013 is reported in the line “Net change in fair market value of Credits in lieu of cash and Notes payable in credits in lieu of cash” on the consolidated statements of income.

The Company does not anticipate creating any new Capcos in the foreseeable future and the Capco segment will continue to incur losses going forward. The Capcos will continue to earn cash investment income on their cash balances and incur cash management fees and operating expenses. The amount of cash available for investment and to pay management fees will be primarily dependent upon future returns generated from investments in qualified businesses. Income from tax credits will consist solely of accretion of the discounted value of the declining dollar amount of tax credits the Capcos will receive in the future; the Capcos will continue to incur non-cash interest expense.

(In thousands):	Pro Forma 2014 (Unaudited)	For the period November 12, 2014 through December 31, 2014 (Unaudited)	For the period January 1, 2014 through November 11, 2014	2013
Revenue:
Income from tax credits	$61	$13	$48	$113
Interest income	13	3	10	29
Dividend income – related party	348	46	302	49
Other income	9	5	4	22
Total revenue	431	67	364	213
Net change in fair value of: Credits in lieu of cash and Notes payable in credits in lieu of cash	(8)	(3)	(5)	21
Expenses:
Interest expense	92	14	78	174
Management fees – related party	942	246	696	896
Professional fees	266	47	219	296
Other general and administrative costs	154	10	144	152
Total expenses	1,454	317	1,137	1,518
Loss before income taxes	$(1,031)	$(253)	$(778)	$(1,284)

Comparison of the years ended December 31, 2014 (Pro forma) and December 31, 2013

Revenue is derived primarily from non-cash income from tax credits, interest and dividend income. The decrease in tax credits for the year ended December 31, 2014 versus 2013 reflects the effect of the declining dollar amount of tax credits remaining in 2014. The amount of future income from tax credits revenue will fluctuate with future interest rates. However, over future periods through 2016, the amount of tax credits, and therefore the income the Company will recognize, will decrease to zero. Interest income decreased by $16,000 due to a reduction in the average cash balance during 2014. The increase in total revenue for the year ended December 31, 2014 compared to 2013 is primarily due to $296,000 in dividends received from a related party, earned by three of the Capcos on equity investments made in 2013 and $52,000 in dividends from a preferred interest in a related party, partially offset with income from previously written-off investments received in a prior period.

For the year ended December 31, 2014, interest expense decreased by $82,000 as a result of the declining amount of tax credits payable in 2014. Related party management fees for the year ended December 31, 2014 increased by $46,000 due to $146,000 of fees charged in 2014 that were not charged in 2013, offset by a $100,000 decrease in fees charged to another Capco. Management fees are expected to decline in the future as the Capcos mature and utilize their cash. Professional fees decreased by $30,000 due mainly to a decrease in audit fees.

Overall, the loss before income taxes in the Capco segment decreased by $253,000 in 2014, primarily due to an increase in dividend income and a decrease in interest expense.

Liquidity and Capital Resources

Cash Flows

	As a Business Development Company				Prior to becoming a Business Development Company
	Six Months Ended June 30, 2016	Six Months Ended June 30, 2015	For the Year Ended December 31, 2015	For the Period November 12 to December 31, 2014	For the Period January 1 to November 11, 2014	For the Year Ended December 31, 2013
Net cash (used in) provided by operating activities	$6,356	$3,433	$(37,951)	$(38,923)	$24,553	$4,974
Net cash provided by (used in) investing activities	(1,543)	(70)	302	(20)	(30,016)	(36,121)
Net cash provided by financing activities	(5,900)	(15,084)	24,144	52,023	1,054	29,426
Net (decrease) increase in cash and cash equivalents	(1,087)	(11,721)	(13,505)	13,080	(4,409)	(1,721)
Cash and cash equivalents, beginning of year/period	4,308	17,813	17,813	4,733	12,508	14,229
Cash and cash equivalents, end of year/period	$3,221	$6,092	$4,308	$17,813	$8,099	$12,508

For the Six Months Ended March 31, 2016

As of June 30, 2016, the Company’s unused sources of liquidity consisted of $24,717,000 available through the Capital One facility; $14,319,000 available through notes payable with related parties; $3,221,000 in unrestricted cash and $35,000 in money market funds.

Restricted cash of $19,995,000 as of June 30, 2016 is primarily held in NSBF. The majority, or $19,244,000 of restricted cash, is related to NSBF, and includes reserves in the event payments are insufficient to cover interest and/or principal with respect to securitizations, payments collected which are due to loan participants, a reserve established as part of a voluntary agreement with the SBA and amounts owed to the SBA.

During the six months ended June 30, 2016, operating activities provided cash of $6,356,000, consisting primarily of (i) the decrease in broker receivables which arise from the guaranteed portions of SBA 7(a) loans that were traded but had not settled before period end and represent the amount of cash due from the purchasing broker; the amount varies depending on loan origination volume and timing of sales at period end, (ii) $11,610,000 of principal payments from affiliate and non-affiliate investments, (iii) a decrease in restricted cash of $15,335,000, and (iv) $107,509,000 of proceeds from the sale of SBA 7(a) investments. These increases were offset by $131,884,000 of SBA 7(a) loan investments, a $5,400,000 investment in 100% of the membership interests of banc-serv Partners, LLC and a debt investment of $750,000 in PMT.

During the six months ended we purchased $1,543,000 of fixed assets which consisted primarily of leasehold improvements and furniture and fixtures related to our relocation to offices in Lake Success, New York.

Net cash used in financing activities was $5,900,000 consisting primarily of (i) $15,940,000 of dividend payments, (ii) $10,241,000 of principal payments related to securitizations, (iii) net repayments of $4,050,000 on Capital One lines of credit and (iv) $12,461,000 increase in restricted cash primarily related to securitizations. These decreases were offset by proceeds of $38,510,000, net of deferred financing costs from our offer and sale of 7.0% Notes due 2021.

2015

For the year ended December 31, 2015, we experienced a net decrease in cash and cash equivalents of $13,505,000 which is primarily the net result of $37,951,000 of cash used for operating activities and $24,144,000 provided by financing activities.

During the year we used $37,951,000 of cash for our operating activities consisting primarily of (i) new portfolio investments of $262,499,000, of which approximately $14,030,000 was used to purchase Premier Payments LLC, $2,200,000 was used to fund a new debt investment, Titanium Asset Management LLC, and approximately $242,496,000 was used to originate SBA 7(a) loan investments, (ii) increase in broker receivable and servicing assets of $32,083,000 and $4,827,000, respectively, (iii) increase in restricted cash of $12,665,000. The foregoing uses of cash were partially offset by (i) proceeds from the sale of investments of $240,663,000 (ii) principal received from portfolio company investments of $21,638,000 and (iii) distributions from portfolio companies deemed return of investment or capital gains of $9,218,000. In addition, financing activities provided cash of $24,144,000, consisting primarily of (i) net proceeds from a public offering of common stock of $35,290,000, (ii) proceeds from a public bond offering of $8,324,000, (iii) net borrowings from a related party of $5,647,000, (iv) issuance of additional senior notes of $32,029,000 partially offset by (i) cash dividends paid of $24,306,000 and (ii) total principal payments on debt of $33,916,000.

2014

Net cash flows from operating activities decreased $19,344,000 to $14,370,000 of cash used for the year ended December 31, 2014 compared to $4,974,000 of cash provided during the year ended December 31, 2013. This change primarily reflects the origination of SBA loans of $39,484,000 offset by payments received of $6,421,000 which are included in operating activities for the period November 12, 2014 through December 31, 2014. As discussed below, originations and repayments were included in investing activities through November 11, 2014 and in 2013. The decrease was offset by an increase in broker receivable in 2014. Broker receivables arise from loans traded but not settled before period end and represent the amount of cash due from the purchasing broker; the amount varies depending on loan origination volume and the timing of sales at year end.

Net cash used in investing activities primarily includes the originations and repayments of the unguaranteed portions of SBA loans through November 11, 2014. As a result of the BDC Conversion, originations and repayments of the unguaranteed portions of SBA loans are included in operating activities. Net cash used also includes the purchase of fixed assets and changes in restricted cash. Net cash used in investing activities decreased by $6,085,000 to cash used of $30,036,000 for the year ended December 31, 2014 compared to cash used of $36,121,000 for the year ended December 31, 2013. The decrease was due primarily to originations and repayments of SBA loans originated being included in operating activities subsequent to the Conversion. SBA loan originations, net of repayments were $28,933,000 from January 1, 2014 through November 11, 2014 compared to $35,476,000 in 2013.

Net cash provided by financing activities primarily includes the net borrowings and (repayments) on bank lines of credit and notes payable as well as securitization activities. Net cash provided by financing activities increased by $23,651,000 to cash provided of $53,077,000 for the year ended December 31, 2014, from cash provided of $29,426,000 for the year ended December 31, 2013. The increase in the current year is primarily attributed to the proceeds of $29,728,000, net of offering costs from the sale of shares during the year and net borrowings of $7,344,000 under bank lines of credit.

Capital Resources

As of June 30, 2016, we had $3,221,000 of cash and cash equivalents, $24,717,000 available from our Capital One facilities and $14,319,000 available under our related party revolving line of credit. As of June 30, 2016, our net asset value totaled $204,428,000 or $14.11 per share.

Public Offerings

In April 2016, the Company and U.S. Bank, N.A. (the “Trustee”), entered into the Second Supplemental Indenture (the “Second Supplemental Indenture”) to the Base Indenture between the Company and the Trustee, relating to the Company’s issuance, offer and sale of $35,000,000 aggregate principal amount of 7.0% Notes due 2021 (the “2021 Notes”). The Company granted an overallotment option of up to $5,250,000 in aggregate principal amount of the 2021 Notes. The sale of the Notes generated proceeds of approximately $33,750,000, net of underwriter’s fees and expenses. In May 2015, the underwriters exercised their option to purchase $5,250,000 in aggregate principal amount of notes for an additional $5,066,000 in net proceeds.

The Notes will mature on March 31, 2021 and may be redeemed in whole or in part at the Company’s option at any time or from time to time on or after April 22, 2017, at a redemption price of 100% of the outstanding principal amount thereof plus accrued and unpaid interest payments otherwise payable for the then-current quarterly interest period accrued to but not including the date fixed for redemption. The 2021 Notes bear interest at a rate of 7.0% per year payable quarterly on March 31, June 30, September 30, and December 31 of each year, commencing on June 30, 2016, and trade on the Nasdaq Global Market under the trading symbol “NEWTL.”

On October 15, 2015 we completed a public offering of 2,000,000 shares of our common stock at a public offering price of $16.50 per share. We also sold an additional 300,000 shares of common stock at a public offering price of $16.50 per share pursuant to the underwriter’s full exercise of the over-allotment option. Proceeds, net of offering costs and expenses were $35,290,000.

In September 2015, we issued $8,324,000, including the underwriter’s partial exercise of their over-allotment option, in aggregate principal amount of the 7.5% Notes due 2022. The Notes are the Company’s direct unsecured obligations and rank: (i) pari passu with the Company’s other outstanding and future unsecured indebtedness; (ii) senior to any of the Company’s future indebtedness that expressly provides it is subordinated to the Notes; (iii) effectively subordinated to all the Company’s existing and future secured indebtedness (including indebtedness that is initially unsecured to which the Company subsequently grants security), to the extent of the value of the assets securing such indebtedness; (iv) structurally subordinated to all existing and future indebtedness and other obligations of any of the Company’s subsidiaries. The Notes will mature on September 30, 2022 and may be redeemed in whole or in part at the Company’s option at any time or from time to time on or after September 23, 2018, at a redemption price of 100% of the outstanding principal amount thereof plus accrued and unpaid interest payments otherwise payable for the then-current quarterly interest period accrued to but not including the date fixed for redemption. Proceeds net of offering costs and expenses were $7,747,000.

On November 18, 2014 we completed a public offering of 2,200,000 shares of our common stock at a public offering price of $12.50 per share. We also sold an additional 330,000 shares of common stock at a public offering price of $12.50 per share pursuant to the underwriter’s full exercise of the over-allotment option. Proceeds, net of offering costs and expenses were $27,883,000.

Capital One Facilities

NSBF has a $50,000,000 credit facility with Capital One, which NSBF utilizes to fund and originate SBA 7(a) Loans. The facility provides for a 55% advance rate on the non-guaranteed portions of the SBA 7(a) loans it originates, and a 90% advance rate on the guaranteed portions of SBA 7(a) loans it originates. The interest rate on the portion of the facility, collateralized by the government guaranteed portion of SBA 7(a) loans, is set at Prime plus 1.00%, and there is a quarterly facility fee equal to 0.25% on the unused portion of the revolving credit calculated as of the end of each calendar quarter. The interest rate on the portion of the facility, collateralized by the non-guaranteed portion of SBA 7(a) loans, is set at Prime plus 1.875%, and there is a quarterly facility fee equal to 0.25% on the unused portion of the revolving credit calculated as of the end of each calendar quarter. In June 2015, we amended the existing facility to eliminate the fixed charge coverage ratio in exchange for a debt service ratio, new EBITDA minimums, the elimination of restrictions on our ability to pay dividends to stockholders, as well as the release of the guarantees of our former subsidiaries (now treated as portfolio companies). In addition, the amendment extended the date on which the facility will convert to a term loan from May 16, 2016 to May 16, 2017 and extended the maturity date of the facility to May 16, 2019. At March 31, 2016, we had $11,054,000 and $21,275,000 outstanding under the unguaranteed and guaranteed lines of credit, respectively. At March 31, 2016, we were in full compliance with all applicable loan covenants.

Related Party Notes Payable

In June 2015, we entered into an unsecured revolving line of credit agreement with UPSW and NTS. Maximum borrowings under the line of credit are $38,000,000. The outstanding balance bears interest at a rate equal to (a) the greater of LIBOR or 50 basis points plus (b) 7% or at a rate equal to (y) the greater of the Prime Rate or 3.5%, plus (z) 6%. At December 31, 2015, the line of credit bears interest at a rate of 7.5%. The revolving line of credit has a maturity date of June 21, 2019. The outstanding borrowings at March 31, 2016 were $10,817,000.

Securitization Transactions

In December 2010, we created a financing channel for the sale of the unguaranteed portions of SBA 7(a) loans held on our balance sheet. We transferred the unguaranteed portions of SBA loans of $19,615,000, and an additional $3,000,000 in loans issued subsequent to the transaction, to a special purpose entity created for this purpose, Newtek Small Business Loan Trust 2010-1 (the “2010 Trust”), which in turn issued notes (the “securitization notes”) for the par amount of $16,000,000 against the assets in a private placement. The 2010 Trust is only permitted to purchase the unguaranteed portion of SBA 7(a) loans, issue asset-backed securities, and make payments on the securities. The 2010 Trust issued a single series of securitization notes to pay for the unguaranteed portions it acquired from us and will be dissolved when those securities have been paid in full. The primary source for repayment of the securitization notes is the cash flows generated from the unguaranteed portion of SBA 7(a) loans now owned by the 2010 Trust. Principal on the securitization notes will be paid by cash flow in excess of that needed to pay various fees related to the operation of the 2010 Trust and interest on the debt. At the time of issuance, the securitization notes have an anticipated maturity of about five years based on the expected performance of the underlying collateral and structure of the debt and a legal maturity of 30 years from the date of issuance. The assets of the 2010 Trust are legally isolated and are not available to pay our creditors. We continue to retain rights to cash reserves and all residual interests in the 2010 Trust and will receive servicing income. Proceeds from this transaction were used to repay a Capital One loan and for general corporate and lending purposes. Because we determined we are the primary beneficiary of the 2010 Trust we needed to consolidate the 2010 Trust into our financial statements. We continue to recognize the securitization notes in Notes payable. The investors and the 2010 Trust have no recourse to any of our other assets for failure if the 2010 Trust has insufficient funds to pay its obligations when due; however, Newtek had provided a limited guaranty to the investors in the 2010 Trust in an amount not to exceed 10% of the original issuance amount, to be used after all of the assets of the 2010 Trust have been exhausted. This limited guaranty was removed in the subsequent 2015 upsizing of the 2010 Trust, as set forth below. The notes were issued with an “AA” rating from S&P based on the underlying collateral.

In December 2011, we entered into a Supplemental Indenture by which the $16,000,000 of securitization notes issued by the 2010 Trust were amended to reflect a new principal amount of $12,880,000, as a result of principal payments made, and additional notes were issued in an initial principal amount of $14,899,000, so that the initial aggregate principal amount of all notes as of December 31, 2011 totaled $27,779,000. The notes are backed by approximately $40,500,000 of the unguaranteed portions of loans originated, and include an additional $5,000,000 to be originated and issued to the 2010 Trust by us under the SBA loan program.

The notes retained their “AA” rating under S&P, and the final maturity date of the amended notes is March 22, 2037. The proceeds of the transaction have been used to repay debt and originate new loans.

In March 2013, we transferred the $23,569,000 of unguaranteed portions of SBA loans, and an additional $5,900,000 in loans issued subsequent to the transaction, to a special purpose entity, Newtek Small Business Loan Trust 2013-1 (the “2013 Trust”). The 2013 Trust in turn issued securitization notes for the par amount of $20,909,000 against the assets in a private placement. The notes received an “A” rating by S&P; and the final maturity date of the amended notes is June 25, 2038. The proceeds of the transaction have been used to repay debt and originate new loans.

In December 2013, we completed an additional transaction whereby the unguaranteed portions of SBA loans of $23,947,000, and an additional $3,642,000 in loans issued subsequent to the transaction, was transferred to the 2013 Trust. The 2013 Trust in turn issued securitization notes for the par amount of $24,433,000 against the assets in a private placement. The notes received an “A” rating by S&P, and the final maturity date of the amended notes is April 25, 2039. The proceeds of the transaction have been used to repay debt and originate new loans.

In December 2014, we completed an additional transaction which resulted in the transfer of $36,000,000 of unguaranteed portions of SBA loans and an additional $7,500,000 in loans which were issued subsequent to the transaction to the Newtek Small Loan Trust 2014 1 (the “2014 Trust”). The 2014 Trust in turn issued securitization notes for the par amount of $31,700,000 against the assets in a private placement. The notes received an “A” rating by S&P, and the final maturity date of the notes is April 2040. The proceeds of the transaction have been used to repay debt and originate new loans.

In September 2015, we issued additional unguaranteed SBA 7(a) loan-backed notes as part of an upsizing of the 2010 Trust. Note principal amounts of the original and exchanged notes were approximately $8,771,000 with additional notes which totaled approximately $32,028,000 as part of the upsizing. The initial aggregate amount of the senior notes issued by the 2010 Trust was approximately $40,800,000 on the closing date. The notes are collateralized by approximately $46,458,000 of SBA 7(a) unguaranteed portions and include a prefunded amount of $14,679,000 to be originated and transferred subsequently to the Trust. The notes retained their “AA” rating under S&P, and the final maturity of the amended notes is February 25, 2041.

Tabular Disclosure of Contractual Obligations

The following chart represents the Company’s significant obligations and commitments as of December 31, 2015:

	Payments due by period
Contractual Obligations	Total	Less than 1 year	1 — 3 years	3 — 5 years	More than 5 years
Bank notes payable(1)	$29,100	$29,100	$—	$—	$—
Securitization notes payable	91,745	—	—	—	91,745
Notes due 2022	8,324	—	—	—	8,324
Note payable – related party	5,647	—	—	5,647	—
Capital lease	17	16	1	—	—
Operating leases	14,736	1,252	3,481	2,426	7,577
Employment agreements	240	240	—	—	—
Total contractual obligations	$149,809	$30,608	$3,482	$8,073	$107,646
(1)	Amounts owed under the line attributed to the guaranteed portion of SBA 7(a) loans. Bears interest at the prime rate plus 1.00%. Amounts are repaid upon settlement of the sale of guaranteed portions of SBA 7(a) loans.

Critical Accounting Policies and Estimates

The preparation of financial statements and related disclosures in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the periods reported. Actual results could materially differ from those estimates. We have identified the following items as critical accounting policies.

Fair Value Measurements

A readily available market value is not expected to exist for the investments in our portfolio, and we value these portfolio investments at fair value as determined in good faith by our Board under our valuation policy and process. We may seek pricing information with respect to certain of our investments from pricing services or brokers or dealers in order to value such investments. We also employ independent third party valuation firms for certain of our investments for which there is not a readily available market value.

The application of our valuation methods may include comparisons of our portfolio companies to peer companies that are public, the enterprise value of a portfolio company, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings, discounted cash flow, the markets in which the portfolio company does business and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we will consider the pricing indicated by the external event to corroborate the private equity valuation. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the investments may differ significantly from the values that would have been used had a readily available market value existed for such investments and may differ materially from values that may ultimately be received or settled.

Our Board is ultimately and solely responsible for determining, in good faith, the fair value of investments that are not publicly traded, whose market prices are not readily available on a quarterly basis or any other situation where portfolio investments require a fair value determination.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). ASC 820 establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three levels for disclosure purposes. The Company carries all investments at fair value. Additionally, the Company carries its credits in lieu of cash, notes payable in credits in lieu of cash, and servicing assets at fair value. The fair value hierarchy gives the highest priority (Level 1) to quoted prices in active markets for identical assets or liabilities and gives the lowest priority to unobservable inputs (Level 3). An asset or liability’s classification within the fair value hierarchy is based on the lowest level of the significant input to its valuation. The levels of the fair value hierarchy are as follows:

Level 1	Quoted prices in active markets for identical assets or liabilities. Level 1 assets and liabilities include debt and equity securities and derivative contracts that are traded in an active exchange market, as well as certain U.S. Treasury, other U.S. Government and agency mortgage-backed debt securities that are highly liquid and are actively traded in over-the-counter markets.
Level 2	Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities. Level 2 assets and liabilities include debt securities with quoted prices that are traded less frequently than exchange-traded instruments and derivative contracts whose value is determined using a pricing model with inputs that are observable in the market or can be derived principally from or corroborated by observable market data. This category generally includes certain U.S. Government and agency mortgage-backed debt securities, corporate debt securities, derivative contracts and residential mortgage loans held-for-sale.
Level 3	Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities. Level 3 assets and liabilities include financial instruments whose value is determined using pricing models, discounted cash flow methodologies, or similar techniques, as well as instruments for which the determination of fair value requires significant management judgment or estimation. This category generally includes certain private equity investments, retained residual interests in securitizations, residential mortgage servicing rights, and highly structured or long-term derivative contracts.

Valuation of Investments

Level 1 investments are valued using quoted market prices. Level 2 investments are valued using market consensus prices that are corroborated by observable market data and quoted market prices for similar assets and liabilities. Level 3 investments are valued at fair value as determined in good faith by the Board, based on input of management, the audit committee and independent valuation firms that have been engaged at the direction of the Board to assist in the valuation of certain portfolio investments without a readily available market quotation at least once during a trailing twelve-month period under a valuation policy and a consistently applied valuation process.

Due to the inherent uncertainty of determining the fair value of Level 3 investments that do not have a readily available market value, the fair value of the investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that may ultimately be received or settled. Further, such investments are generally subject to legal and other restrictions or otherwise are less liquid than publicly traded instruments. If the Company were required to liquidate a portfolio investment in a forced or liquidation sale, the Company may realize significantly less than the value at which such investment had previously been recorded.

The Company’s investments are subject to market risk. Market risk is the potential for changes in the value due to market changes. Market risk is directly impacted by the volatility and liquidity in the markets in which the investments are traded.

Income Recognition

Interest on loan investments is accrued and included in income based on contractual rates applied to principal amounts outstanding. Interest income is determined using a method that results in a level rate of return on principal amounts outstanding. When a loan becomes 90 days or more past due, or if we otherwise do not expect to receive interest and principal repayments, the loan is placed on non-accrual status and the recognition of interest income is discontinued. Interest payments received on loans that are on non-accrual status are treated as reductions of principal until the principal is repaid.

We receive servicing income related to the guaranteed portions of SBA loan investments which we sell into the secondary market. These recurring fees are earned daily and recorded when earned. Servicing income is earned for the full term of the loan or until the loan is repaid.

We receive a variety of fees from borrowers in the ordinary course of conducting our business, including packaging fees, late fees and prepayment fees. All other income is recorded when earned.

Dividend income is recorded at the time dividends are declared. Distributions of earnings from a portfolio companies are evaluated to determine if the distribution is income, return of capital or realized gain.

Income Taxes

We intend to elect to be treated as a RIC under Subchapter M of the Code and operate in a manner so as to qualify for the tax treatment applicable to RICs.

To qualify as a RIC for U.S. federal income tax purposes, we must, among other things:

•	continue to qualify as a BDC under the 1940 Act at all times during each taxable year;
•	derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to loans of certain securities, gains from the sale of stock or other securities, net income from certain “qualified publicly traded partnerships,” or other income derived with respect to our business of investing in such stock or securities; and
•	diversify our holdings so that at the end of each quarter of the taxable year:
•	at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and

•	no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships”.

Additionally, to qualify for RIC tax treatment we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our ordinary income plus the excess of our realized net short-term capital gains over our realized net long-term capital losses. We have made and intend to continue to make the requisite distributions to our stockholders, which will generally relieve us from U.S. federal income taxes.

Depending on the level of taxable income earned in a tax year, we may choose to retain taxable income in excess of current year distributions into the next tax year in an amount less than what would trigger payments of federal income tax under Subchapter M of the Code. We would then pay a 4% excise tax on such income, as required. To the extent that we determine that our estimated current year annual taxable income may exceed estimated current year distributions, we accrue excise tax, if any, on estimated excess taxable income as taxable income is earned.

Because federal income tax regulations differ from GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified within capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

New Accounting Standards

In February 2016, the Financial Accounting Standards Board (“FASB”) issued ASU 2016-02, “Leases”, which amends various aspects of existing accounting guidance for leases, including the recognition of a right of use asset and a lease liability for leases with durations of greater than one year. The ASU is effective for annual reporting periods beginning after December 15, 2018, and interim periods within those periods. Early adoption is permitted. The Company has not completed its review of the new guidance; however, the Company anticipates that upon adoption of the standard it will recognize additional assets and corresponding liabilities related to leases on its condensed consolidated statements of assets and liabilities.

In January 2016, the FASB issued ASU 2016-01, “Financial Instruments — Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Financial Liabilities”, which, among other things, requires an entity to present separately in other comprehensive income the portion of the total change in the fair value of a liability resulting from a change in the instrument-specific credit risk when the entity has elected to measure the liability at fair value in accordance with the fair value option for financial instruments. Additionally, the ASU changes the disclosure requirements for financial instruments. This ASU is effective for annual reporting periods beginning after December 15, 2017, and interim periods within those periods, and early adoption is permitted for certain provisions. The Company is currently evaluating the impact this ASU will have on its condensed consolidated financial statements and disclosures.

Off Balance Sheet Arrangements

There were no off balance sheet arrangements as of June 30, 2016.

Recent Developments

On May 20, 2016, NTS completed the acquisition of ITAS, LLC and Deer Valley Data, LLC, which offer information technology support services, for a cash purchase price of $600,000. NTS anticipates these acquisitions to contribute total revenue of approximately $700,000 over the twelve months following the acquisition.

SENIOR SECURITIES

Information about our senior securities is shown in the following tables as of the end of each fiscal year for the past ten years, and as of June 30, 2016. The information as of December 31, 2015, 2014, 2013, 2012, 2011, 2010 and 2009 has been derived from Newtek Business Services Corp. and Subsidiaries, and Newtek Business Services, Inc. and Subsidiaries, consolidated financial statements that have been audited by an independent registered public accounting firm. RSM US LLP’s, formerly known as McGladrey LLP, report on the senior securities table as of December 31, 2015, 2014, and 2013 is attached as an exhibit to the registration statement of which this prospectus supplement is a part. CohnReznick LLP’s report on the senior securities table as of December 31, 2012, 2011, 2010, and 2009 is incorporated by reference to the registration statement of which this prospectus is a part.

Year	Total Amount Outstanding Exclusive of Treasury Securities(1) (in thousands)	Asset Coverage Ratio Per Unit(2)		Involuntary Liquidation Preference Per Unit(3)	Average Market Value Per Unit(4)
Securitization Trust
2016 (as of June 30, 2016)	$81,560	$4,468		—	N/A
2015	91,745	3,692		—	N/A
2014	79,520	3,634		—	N/A
2013	60,140	2,966
2012	22,039	5,933		—	N/A
2011	26,368	3,758		—	N/A
2010	15,104	5,538		—	N/A
2009	—	—		—	N/A
2008	—	—		—	N/A
2007	—	—		—	N/A
2006	—	—		—	N/A
Bank Notes Payable
2016 (as of June 30, 2016)	$25,050	$14,547	(5)	—	N/A
2015	29,100	11,641		—	N/A
2014	43,023	6,716		—	N/A
2013	41,218	4,327		—	N/A
2012	39,823	3,284		—	N/A
2011	13,565	7,305		—	N/A
2010	12,949	6,460		—	N/A
2009	16,298	4,315		—	N/A
2008	25,998	3,157		—	N/A
2007	22,065	4,920		—	N/A
2006	16,391	7,229		—	N/A
Notes Payable Related Parties
2016 (as of June 30, 2016)	$4,800	$74,919		—	N/A
2015	5,647	58,990		—	N/A
2014	—	—		—	N/A
2013	—	—		—	N/A
2012	—	—		—	N/A
2011	—	—		—	N/A
2010	—	—		—	N/A
2009	—	—		—	N/A
2008	—	—		—	N/A
2007	—	—		—	N/A
2006	—	—		—	N/A

Year	Total Amount Outstanding Exclusive of Treasury Securities(1) (in thousands)	Asset Coverage Ratio Per Unit(2)	Involuntary Liquidation Preference Per Unit(3)	Average Market Value Per Unit(4)
Notes due 2022
2016 (as of June 30, 2016)	$8,324	$43,778	—	$991
2015	8,324	40,697	—	1,025
2014	—	—	—	N/A
2013	—	—	—	N/A
2012	—	—	—	N/A
2011	—	—	—	N/A
2010	—	—	—	N/A
2009	—	—	—	N/A
2008	—	—	—	N/A
2007	—	—	—	N/A
2006	—	—	—	N/A
Notes due 2021
2016 (as of June 30, 2016)	$40,250	$9,054	—	$1,000
2015	—	—	—	N/A
2014	—	—	—	N/A
2013	—	—	—	N/A
2012	—	—	—	N/A
2011	—	—	—	N/A
2010	—	—	—	N/A
2009	—	—	—	N/A
2008	—	—	—	N/A
2007	—	—	—	N/A
2006	—	—	—	N/A
Notes Payable Other
2016 (as of June 30, 2016)	$—	$—	—	N/A
2015	—	—	—	N/A
2014	—	—	—	N/A
2013	—	—	—	N/A
2012	—	—	—	N/A
2011	—	—	—	N/A
2010	—	—	—	N/A
2009	—	—	—	N/A
2008	—	—	—	N/A
2007	—	—	—	N/A
2006	1,000	118,498	—	N/A
Notes Payable Insurance
2016 (as of June 30, 2016)	$—	$—	—	N/A
2015	—	—	—	N/A
2014	—	—	—	N/A
2013	—	—	—	N/A
2012	—	—	—	N/A
2011	—	—	—	N/A
2010	—	—	—	N/A

Year	Total Amount Outstanding Exclusive of Treasury Securities(1) (in thousands)	Asset Coverage Ratio Per Unit(2)	Involuntary Liquidation Preference Per Unit(3)	Average Market Value Per Unit(4)
2009	—	—	—	N/A
2008	—	—	—	N/A
2007	732	148,306	—	N/A
2006	5,519	21,471	—	N/A
Notes Payable Certified Investors
2016 (as of June 30, 2016)	$—	$—	—	N/A
2015	—	—	—	N/A
2014	—	—	—	N/A
2013	—	—	—	N/A
2012	—	—	—	N/A
2011	—	—	—	N/A
2010	—	—	—	N/A
2009	—	—	—	N/A
2008	—	—	—	N/A
2007	3,968	27,359	—	N/A
2006	3,923	30,206	—	N/A

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.
(2)	Asset coverage per unit is the ratio of the carrying value of our total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness.
(3)	The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it. The “—” indicates information that the SEC expressly does not require to be disclosed for certain types of senior securities.
(4)	Not applicable for senior securities that are not registered for public trading. The average market values per unit for our Notes due 2022 and for our Notes due 2021 are based on the average daily prices of such notes and are expressed per $1,000 of indebtedness.
(5)	The Company had no unfunded commitments as of June 30, 2016, and our asset coverage ratio was 231%.

BUSINESS

Newtek Business Services Corp.

We are an internally managed non-diversified closed-end management investment company that has elected to be regulated as a BDC under the 1940 Act. We also intend to elect to be treated as a RIC under Subchapter M of the “Code for U.S. federal income tax purposes, beginning with our 2015 tax year. We were formed to continue and expand the business of Newtek Business Services, Inc. We expect that our investments will typically be similar to the investments we made prior to our reincorporation.

As a BDC, our investment objective is to generate both current income and capital appreciation primarily through loans originated by our small business finance platform and our equity investments in certain portfolio companies that we control.

Our Business

We are an internally managed BDC that is a leading national non-bank lender that provides, together with our controlled portfolio companies, a wide range of business services and financial products under the Newtek® brand to the small- and medium-sized business (“SMB”) market. Newtek’s products and services include: Business Lending including U.S. Small Business Administration (“SBA”) 7(a) lending, Electronic Payment Processing, Managed Technology Solutions (Cloud Computing), eCommerce, Accounts Receivable Financing, The Secure Gateway, The Newtek Advantage®, personal and commercial Insurance Services, Web Services, Data Backup, Storage and Retrieval and Payroll Solutions to over 100,000 SMB accounts, across all industries. We have an established and reliable platform that is not limited by client size, industry type or location. As a result, we believe we have a strong and diversified client base across every state in the U.S. and across a variety of different industries. In addition, we have developed a financial and technology based business model that enables us and our controlled portfolio companies to acquire and process our SMB clients in a very cost effective manner. This capability is supported in large part by NewTracker®, our patented prospect management technology software which is similar to but we believe is better than the system popularized by Salesforce.com. We believe that this technology and low cost business model distinguishes us from our competitors.

We focus on serving the SMB market, which we estimate to be over 27 million businesses in the U.S. We believe that these businesses have historically been underserved by traditional financial institutions and typically lack the capital resources to build a competitive business and marketing infrastructure on their own. Further, in today’s economic climate, we believe SMBs have particular difficulty obtaining capital from traditional lending sources. While we do not compete directly with alternative online lenders such as The Lending Club, Prosper.com, OnDeck Capital, Inc. and Kabbage Inc., we do provide financing solutions as an alternative to traditional lending. We believe there is significant demand for such alternative financing among SMBs. Our lending solutions and our controlled portfolio companies’ outsourced business solutions help clients manage and grow their businesses and compete effectively in today’s marketplace. We obtain our customers through referrals from various business partners, such as banks, insurance companies, credit unions and other affinity groups, as well as through our own direct sales force and advertising campaigns. We source, acquire and process SMB customers in a cost effective manner without reliance on high cost sales staff and time consuming application processes.

In lending, we believe we are a leading capital provider to SMBs based on our loan volume. We originate loans through a variety of sourcing channels and, through a disciplined underwriting process, seek to achieve attractive risk-weighted returns. Our multi-faceted relationships with certain borrowers allow us to closely monitor their credit profile and take an active role in managing our investment. Further, our lending capabilities coupled with the broad outsourced business solutions of our controlled portfolio companies create attractive cross-selling opportunities within our client base. We believe our business model creates powerful network effects which will help drive growth and operating leverage in our business. In addition, our SBA loans are structured so that the government guaranteed portion can be rapidly sold, which, based on our historic ability to securitize the unguaranteed portions and assuming the continuation of current market conditions, allows us to quickly recover our principal and earn excess capital on each loan, usually in less than a year. We may in the future determine to retain the government guaranteed or unguaranteed portions of loans pending deployment of excess capital. From 2012 through June 30, 2016, we have consistently been the largest non-bank lender and currently are the eighth largest SBA 7(a) lender in the U.S. based on dollar lending volume.

Our proprietary and patented technology platform which we make available to our controlled portfolio companies enables them to provide our clients with a real-time management solution that organizes all of a business’s critical transaction and economic, eCommerce and website traffic data on a smartphone, tablet, laptop or personal computer. This technology provides critical consumer and marketing intelligence, including data mining, and provides a range of differentiated solutions and analytical tools that may be easily customized and integrated within their clients’ existing business processes. It also provides clients with seamless connectivity to a payment and managed technology infrastructure that is secure, fully compliant and regularly updated with the latest capabilities, services and functionalities. The platform is scalable to facilitate growth and meet the needs of new clients and consists solely of cloud-based offerings.

Newtek and its controlled portfolio companies all use NewTracker®, our patented and proprietary technology for receiving, processing and monitoring prospective customers. This enables all operations to acquire SMB customers in a cost effective manner as it is all accomplished by skilled staff using state of the art technology without the need for high cost sales staff or applications processors. It also permits our referral partners to have a real time window into the back office processing of their referrals given. The software automatically pre-populates any necessary forms or applications so the processing is efficient and also cost effective. Finally, it also identifies opportunities for the cross-sale of other Newtek branded products or services.

Organizational Overview

On November 12, 2014, our predecessor, “Newtek NY, merged with and into the Company for the purpose of reincorporating the Company in the state of Maryland in anticipation of the BDC Conversion. In addition, on October 22, 2014, we the Reverse Stock Split to attract institutional investors. As a result of the BDC Conversion, Newtek NY ceased to exist and the Company succeeded to Newtek NY’s operations as the sole surviving entity.

Set forth below is a diagram of our current organizational structure:

(1)	Consolidated subsidiary that is part of the Company’s small business finance platform, and operates as a nationally licensed SBA lender under the federal Section 7(a) program with preferred lender program status (see below).
(2)	Consists of indirect and direct SBA 7(a) Loans to small businesses.
(3)	Wholly-owned portfolio company that is part of the Company’s small business finance platform. Provides receivables financing, management services, and managerial assistance to SMBs (see below).
(4)	Wholly-owned portfolio company that markets credit and debit card processing services, check approval services, processing equipment, and software (see below).
(5)	Wholly-owned portfolio company that provides website hosting, dedicated server hosting, cloud hosting, web design and development, internet marketing, ecommerce, data storage and backup, and other related services (see below).

(6)	Wholly-owned portfolio company that is part of the Company’s small business finance platform. Provides third-party loan services for SBA and non-SBA loans (see below).
(7)	Wholly-owned portfolio company that markets credit and debit card processing services, check approval services, processing equipment, and software (see below).
(8)	Includes: (i) Newtek Insurance Agency, LLC, a wholly-owned portfolio company which is a retail and wholesale brokerage insurance agency specializing in the sale of commercial and health/benefits lines insurance products to the SMB market as well as various personal lines of insurance. It is licensed in all 50 states; (ii) PMT Works Payroll, LLC d/b/a Newtek Payroll and Benefits Solutions, a wholly-owned portfolio company which offers an array of industry standard and competitively priced payroll management, payment and tax reporting services to SMBs; (iii) ADR Partners, LLC d/b/a banc-serv Partners, LLC, a wholly-owned portfolio company which provides lending institutions with outsourced solutions for the entire U.S. Small Business Administration (“SBA”) lending process, including credit analysis, structuring and eligibility, packaging, closing compliance and servicing.

Small Business Finance Platform

Our portfolio consists of guaranteed and unguaranteed non-affiliate loan investments that were made through our small business finance platform, comprised of NSBF, a nationally licensed SBA lender. NSBF originates, sells and services SBA 7(a) loans made to qualifying SMBs, which are partially guaranteed by the SBA. The small business finance platform also includes NBC, a portfolio company which provides receivables financing, including inventory financing and health care receivables financing, and management services to SMBs, which may obtain $10,000 to $2,000,000 per month through the sale of their trade receivables. In addition, NBC funds SBA 504 loans which provide financing of fixed assets such as real estate or equipment. An additional wholly-owned portfolio company, SBL, engages in third party loan servicing for SBA and non-SBA loans.

We intend to continue to expand our small business finance platform primarily by expanding senior secured lending through NSBF. NSBF is one of 14 SBA licensed Small Business Lending Companies that provide loans nationwide under the SBA 7(a) loan program. NSBF has received PLP status, a designation whereby the SBA authorizes SBA lenders, based on their record with the SBA and proficiency in processing and servicing SBA-guaranteed loans, to place SBA guarantees on loans without seeking prior SBA review and approval. PLP status allows NSBF to serve its clients in an expedited manner since it is not required to present applications to the SBA for concurrent review and approval. We believe NSBF’s SBA license, combined with NSBF’s PLP designation, provides us with a distinct competitive advantage over other SMB lenders that have not overcome these significant barriers-to-entry in our primary loan market. NSBF originated approximately $202,300,000 of SBA 7(a) loans during 2014, approximately $242,496,000 in 2015 and approximately $131,884,000 for the six months ended June 30, 2016. We believe that we will continue to be introduced to a variety of high-quality investment opportunities through our existing loan sourcing channels and our controlled portfolio companies’ relationships with their clients, and our status as a BDC which helps fuel the growth of our loan portfolio by providing us with better access to lower-cost capital.

The SBA is an independent government agency that facilitates one of the nation’s largest sources of SMB financing by providing credit guarantees for its loan programs. Under the SBA’s 7(a) lending program, a bank or other lender such as NSBF underwrites a loan between $50,000 and $5,000,000 for a variety of general business purposes based on the SBA’s guidelines and the SBA provides a partial guarantee on the loan. Depending on the loan size, the SBA typically guarantees between 75% and 90% of the principal and interest due. The recoveries and expenses on the unguaranteed portions of these loans are shared pari passu between the SBA and the lender, which substantially reduces the loss severity on the unguaranteed portion of a loan for SBA 7(a) loan investors. SBA 7(a) loans are typically between five and 25 years in maturity, are four to five years in duration and bear interest at the prime rate plus a spread from 2.25% to 2.75%. Since the guaranteed portions of SBA 7(a) loans carry the full faith and credit of the U.S. government, lenders may, and frequently do, sell the guaranteed portion of SBA 7(a) loans in the capital markets, hold the unguaranteed portion and retain all loan servicing rights.

NSBF has a dedicated capital markets team that sells or securitizes the guaranteed and the unguaranteed portions of its SBA 7(a) loans. Historically, NSBF has sold the guaranteed portion of its originated SBA 7(a) loans within two weeks of origination and retained the unguaranteed portion until accumulating sufficient loans for a securitization. Since inception, NSBF has sold SBA guaranteed portions of SBA 7(a) loans at premiums ranging from 106% to 120% of par value and typically any portion of the premium that was above 110% of par value is shared equally between NSBF and the SBA. Since December 2010, NSBF has maintained its securitization program for unguaranteed portions of its SBA 7(a) loans and has successfully completed six securitization transactions with Standard & Poor’s AA or A ratings and attractive advance rates of approximately 70% of par value. NSBF intends to complete additional securitizations in the future which may be on comparable although not necessarily identical terms and conditions. We may determine to retain the government guaranteed or unguaranteed portions of loans pending deployment of excess capital.

NSBF’s Senior Lending Team has focused on making smaller loans, approximately $1,000,000 or less, in order to maintain a diversified pool of loans that are dispersed both geographically and among industries, which limits NSBF’s exposure to regional and industry-specific economic downturns. Specifically, as of June 30, 2016, NSBF’s loan portfolio consisted of 1,098 loans originated across 50 states in 73 different industries as defined by the NAICS. The following charts summarize NSBF’s mix of investment concentrations by industry and geography as of June 30, 2016 (in thousands):

Distribution by NAICS Code Description

NAICS Code Description	Number of Loans	Aggregate Balance ($)	Average Balance ($)	Percentage of Balance
Food Services and Drinking Places	139	$15,857	$114	8.40%
Amusement, Gambling, and Recreation Industries	53	14,474	273	7.66%
Ambulatory Health Care Services	69	12,746	185	6.75%
Repair and Maintenance	62	10,908	176	5.78%
Specialty Trade Contractors	56	8,791	157	4.65%
Professional, Scientific, and Technical Services	61	8,343	137	4.42%
Accommodation	35	7,721	221	4.09%
Truck Transportation	28	6,432	230	3.41%
Merchant Wholesalers, Durable Goods	25	6,099	244	3.23%
Food Manufacturing	14	5,286	378	2.80%
Other	556	92,202	166	48.82%
Total	1,098	$188,860	$172	100.00%

NSBF evaluates the credit quality of its loan portfolio by employing a risk rating system that is similar to the Uniform Classification System, which is the asset classification system adopted by the Federal Financial Institution Examinations Council. NSBF’s risk rating system is granular with multiple risk ratings in both the Acceptable and Substandard categories. Assignment of the ratings are predicated upon numerous factors, including credit risk scores, collateral type, loan to value ratios, industry, financial health of the business, payment history, other internal metrics/analysis, and qualitative assessments. Risk ratings are refreshed as appropriate based upon considerations such as market conditions, loan characteristics, and portfolio trends. NSBF’s gross SBA loans by credit quality indicator are as follows:

Risk Rating

Title of Security Being Registered	Number of Loans	Aggregate Balance ($)	Average Balance ($)	Percentage of Balance
Risk Rating 1 – 4	1,003	$174,939	$174	92.63%
Risk Rating 5	13	1,610	124	0.85%
Risk Rating 6	72	11,565	161	6.12%
Risk Rating 6/7 and 7	10	746	75	0.39%
Total	1,098	$188,860	$172	100.00%

Refer to “Business — Ongoing Relationships with Portfolio Companies” for a description of our risk rating system.

The weighted average term to maturity and weighted average interest rate of NSBF’s loan portfolio as of June 30, 2016 was 16.7 years and 6.23%, respectively.

Controlled Portfolio Companies

In addition to our debt investments in portfolio companies, either directly or through our small business finance platform, we also hold controlling interests in certain portfolio companies that, as of June 30, 2016, represented approximately 38% of our total investment portfolio. Specifically, we hold a controlling interest in SBL, NBC, BSP, NMS, Premier, NTS, NPS and NIA. We refer to these entities (among others), collectively, as our “controlled portfolio companies.” Our controlled portfolio companies provide us with an extensive network of business relationships that supplement our referral sources and that we believe will help us to maintain a robust pipeline of lending opportunities and expand our small business finance platform.

The revenues that our controlled portfolio companies generate, after deducting operational expenses, may be distributed to us. As a BDC, our Board will determine quarterly the fair value of our controlled portfolio companies in a similar manner as our other investments. In particular, our investments in our controlled portfolio companies are valued using a valuation methodology that incorporates both the market approach (guideline public company method) and the income approach (discounted cash flow analysis). In following these approaches, factors that we may take into account in determining the fair value of our investments include, as relevant: available current market data, including relevant and applicable market trading comparables, the portfolio company’s earnings and discounted cash flows, comparisons of financial ratios of peer companies that are public, and enterprise values, among other factors. In addition, the Company has engaged third party valuation firms to provide valuation consulting services for the valuation of certain of our controlled portfolio companies. See “Critical Accounting and Estimates — Fair Value Measurement.”

Newtek Merchant Solutions and Newtek Payment Solutions

NMS and Premier market credit and debit card processing services, check approval services and ancillary processing equipment and software to merchants who accept credit cards, debit cards, checks and other non-cash forms of payment. They utilize a multi-pronged sales approach of both direct and indirect sales. NMS’s and Premier’s primary sales efforts focus on direct sales through our Your Business Solutions CompanyTM brand. Their indirect sales channels consist of alliance partners, principally financial institutions (banks, credit unions, insurance companies and other related businesses), and independent sales agents across the U.S. These referring organizations and associations are typically paid a percentage of the processing revenue derived from the respective merchants that they successfully refer to NMS. In 2015, NMS processed merchant transactions with a sales volume of over $4.6 billion.

NMS has a number of competitive advantages which we believe will enable them to exceed industry growth averages. These are:

•	They rely on non-traditional business generation: referral relationships, wholesale solicitations and financial institutions rather than independent agents;
•	They are a market leader in the implementation of technology in the payment processing business;
•	They own the rights, through one of our Capco investments, to a payment processing gateway;
•	They maintain their own staff of trained and skilled customer service representatives; and
•	They are in the process of launching the latest in point-of-sale technology hardware, implementation of the EMV system (Europay, MasterCard, Visa inter-operative integrated circuit cards) and continuous cyber-security services.

NMS maintains its principal customer service and sales support offices in Milwaukee, Wisconsin and Brownsville, Texas with additional specialists located in Phoenix, Arizona and Lake Success, New York. NMS’s personnel at these locations assist merchants with initial installation of equipment and on-going service, as well as any other special processing needs that they may have.

NMS’s development and growth are focused on selling its services to internally generated referrals, merchant referrals identified for NMS by Newtek alliance partners, and, with increasing emphasis since January 2013, by Newtek independent sales representatives. NMS is still different than most electronic payment processing companies who acquire their clients primarily through independent agents. NMS believes that its business model provides it with a competitive advantage by enabling it to acquire new electronic payment processing merchants at a lower cost level for third-party commissions than the industry average. NMS’s business model allows it to own the customer as well as the stream of residual payments, as opposed to models which rely more heavily on independent sales agents.

On July 23, 2015, we acquired Premier, one of the Country’s leading electronic payment processing independent sales organizations, which powers billions of dollars of credit card and debit card transactions on an annual basis. We anticipate that this acquisition will continue to expand our controlled portfolio companies’ presence in the merchant processing space.

Newtek Technology Solutions

NTS provides website hosting, dedicated server hosting, cloud hosting, web design and development, internet marketing, eCommerce, data storage and backup, and other related services to more than 103,000 customer accounts in 106 countries and manages over 62,000 domain names. While there are many competitors in this space, we believe that NTS is the only technology company with the exclusive focus on the SMB market with products tailored to the specific needs of these business customers.

NTS provides a full suite of outsourced IT infrastructure services, including shared server hosting, dedicated server hosting, and cloud server (virtual) instances under the Newtek® Technology Solutions, Newtek® Technology Services, Newtek® Web Services, Newtek Web Hosting®, and CrystalTech® brands, for which it receives recurring monthly fees, as well as other fees such as set-up fees, consulting fees, domain name registration, among others. Approximately 90% of all fees are paid in advance by credit card.

NTS has recognized the continuing decline in Microsoft being utilized in the design of web sites and the market shift to Linux, Nginx and a proliferation of Word Press sites being built on non-Microsoft based platforms. This decline has caused a marked downward trend in the historical site count of NTS Microsoft hosted sites. NTS has responded by launching Linux Apache and Linux Nginx platforms within its environment and created associated control panels, service/support and billing to participate more fully in 100% of the market as compared to the present 33% of the new web design growth represented by Microsoft. All platforms are available within NTS’s cloud and non-cloud environment and are fully managed offerings as compared to NTS’s competitors. In addition, Newtek has created a proprietary platform and filed an associated patent for Newtek Advantage® which leverages NTS’s underlying technologies to deliver real time information and actionable business intelligence to its existing and new customer base.

NTS has launched a complete line of cloud based business and eCommerce packages and Cloud Spaces to streamline the decision process for business owners and accommodate designers and developers that wish to build sites in both Microsoft and Linux environments. Included with this service offering is their standard, full customer service with a real human interface available on a 24/7/365 basis, which we believe further distinguishes them from their competitors since they usually offer co-location hosting without the support needed for the SMB market customer.

NTS’s cloud offerings provide for a consumption-based hosting model that allows customers to pay only for the resources they need, which not only saves them money compared to traditional server hosting, but also enables them to scale larger or smaller on demand.

NTS currently operates five data centers in Scottsdale, Arizona, Phoenix, Arizona, Edison, New Jersey, Denver, Colorado and Slough, England.

NTS delivers services not just to customers seeking hosting, but also to wholesalers, resellers, and web developers by offering a range of tools for them to build, resell, and deliver their web content. NTS primarily uses the Microsoft Windows® 2008 R2 platform to power its technology. Microsoft has described NTS as one of the largest hosting services in the world providing Microsoft Windows hosting. Its primary data center is a 5,000 square foot military-strength data center located in Scottsdale, Arizona. All of NTS’ facilities utilize redundant networking, electrical and back-up systems, affording customers what management believes to be a state-of-the-art level of performance and security. NTS is PCI certified, and Service Organization Control 1 (“SOC 1”) audited, all of which mean that it meets the highest industry standards for data security.

Throughout its affiliation with Newtek, over 70% of new NTS customers have come as a result of internal and external referrals without material expenditures by NTS for marketing or advertising. Many of NTS’s competitors are very price sensitive, offering minimal services at cut-rate pricing. While being cost competitive with most Linux-and Windows-based web hosting services, NTS has emphasized higher quality uptime, service and support as well as multiple control panel environments for the designer and developer community.

NTS has diversified its product offerings to SMBs under different brands, all under Newtek Technology Solutions, including Newtek Web Hosting,® Newtek Web Services, Newtek Data Storage® and Newtek Web Design and Development®. NTS focuses specifically on select markets such as restaurants, financial institutions, medical practices, law firms, accountants, retail and technology service providers for channel business and reselling.

NTS has also launched a turnkey hosting service to meet financial institution needs for dedicated servers, hosting and/or data storage, enabling these entities to comply with their strict regulatory requirements that demand very high security protocols and practices be in place.

Newtek Insurance Agency

NIA, which is licensed in 50 states, offers SMB insurance products and services. NIA serves as a retail and wholesale brokerage insurance agency specializing in the sale of personal, commercial and health/benefits lines insurance products to customers of all of the Newtek portfolio companies as well as Newtek alliance partners. NIA offers insurance products from multiple insurance carriers providing a wide range of choice for its customers. NIA has formed strategic alliances with AIG, E-Insure, Credit Union National Association, Navy Federal Credit Union, the Commercial Transportation Association of America, Pershing and others to provide agent services to SMB clients referred by them. NIA is continuing its efforts to implement programs with alliance partners to market commercial and personal insurance. In December 2012, NIA, working with another Newtek subsidiary, acquired a portfolio of insurance business from a health care insurance agency based in the New York City area. This added approximately 340 group health insurance policies that NIA is servicing and forms the basis on which NIA is growing this aspect of the insurance business. We also expect that recent health care legislation will increase the demand for these services among SMBs. A major sales channel for NIA is the SMB customer base of our lending platform and the other controlled portfolio companies which allow for many opportunities for cross sales between business lines.

Newtek Payroll and Benefit Solutions

NPS offers an array of industry standard and very competitively priced payroll management, benefit, payment and tax reporting services to SMBs. These payroll and benefit solutions are marketed through all of Newtek’s available channels including the alliance partnerships and direct marketing campaigns. NPS also benefits by the access to the SMB customer base of the lending platform and the other controlled portfolio companies.

NPS provides full service payroll and benefit solutions across all industries, processing payroll via SaaS or phone solutions. They have an established and reliable platform that is not limited by client size, industry type or delivery interface. NPS assists clients in managing their payroll processing needs by calculating, collecting and disbursing their payroll funds, remitting payroll taxes and preparing and filing all associated tax returns. In addition, NPS offers clients a range of ancillary service offerings, including workers’ compensation insurance, time and attendance, 401(k) administration, pay cards, employee benefit plans, employee background screening, COBRA services, tax credit recovery, Section 125 and flexible benefits spending plans and expense management services.

Certified Capital Companies (Capcos)

Under state-created Capco programs, states provides a Capco with tax credits generally equal to the amount of funds the Capco raises from insurance company investors. The Capcos then issue the tax credits to its investors — a process which is designed to reduce the Capco’s investors’ state tax liabilities. In exchange for receiving the tax credits, the Capco is obligated to invest the funds raised in certain qualified business, which generally are defined by statute to include only business that meet certain criteria related to the size, location, number of employees, and other characteristics of the business. If a Capco fails to comply with the performance requirements of each state’s different Capco program, the tax credits are subject to forfeiture.

Under state law, a Capco that has invested in qualified businesses an amount equal to 100% of its initial certified capital, it is able to decertify (i.e., terminate its status as a Capco) and no longer be subject to any state Capco regulation. Upon voluntary decertification, the programs in about half of the states require that a Capco share any distributions to its equity holders with the state sponsoring the Capco. For those states that require a share of distributions, the sharing percentages vary, but are generally from 10% to 30%, usually on distributions above a specified internal rate of return for the equity owners of the Capco.

Based on the above and that the Capcos were formed to make investments in businesses, the entities were determined to be investment companies and are therefore consolidated subsidiaries of Newtek.

Our Capcos have historically invested in SMBs and, in addition to interest income and investment returns, have generated non-cash income from tax credits and non-cash interest and insurance expenses in addition to cash management fees and expenses. We have de-emphasized our Capco business in favor of growing our controlled portfolio companies and do not anticipate creating any new Capcos. While observing all requirements of the Capco programs and, in particular, financing qualified businesses meeting applicable state requirements as to limitations on the proportion of ownership of qualified businesses, we believe the growth of our controlled portfolio companies produces a strategic focus on providing goods and services to SMBs such as those in which our Capcos invest. We continue to invest in and lend to SMBs through our existing Capcos and intend to meet the goals of the Capco programs.

As the Capcos reach 100% investment we will seek to decertify them as Capcos, liquidate their remaining assets and thereby reduce their operational costs, particularly the legal and accounting costs associated with compliance. Six of our original sixteen Capcos have reached this stage. See “Risk Factors — Risks Relating to Our Capco Business.”

Newtek Branding

We have developed our branded line of products and services to offer a full service suite of business and financial solutions for the U.S. SMB market. Newtek reaches potential customers through its integrated multi-channel approach featuring direct, indirect and direct outbound solicitation efforts. Although we continue to utilize and grow our primary marketing channel of strategic alliance partners, more recently, and consistent with our BDC Conversion, we have initiated a new direct marketing strategy to SMB customers through our new “go to market” brand, Your Business Solutions CompanyTM. Through a coordinated television advertising campaign built around this brand, and our new web presence, www.NewtekOne.com, we believe we are establishing ourselves as a preferred “go-to” provider for SMB financing and the services offered by our controlled portfolio companies. In addition, we supplement these efforts with extensive efforts to present the Company as the authority on small businesses.

We market services through referrals from our strategic alliance partners such as AIG, Amalgamated Bank, Credit Union National Association, E-Insure, ENT Federal Credit Union, Iberia Bank, The Hartford, Legacy Bank, Morgan Stanley Smith Barney, Navy Federal Credit Union, New York Community Bank, Lending Tree, LLC, Randolph Brooks Federal Credit Union and UBS Bank, among others, (using our patented NewTracker® referral management system) as well as direct referrals from our web presence, www.thesba.com. Our NewTracker® referral system has a software application patent covering the systems and methods for tracking, reporting and performing processing activities and transactions in association with referral data and related information for a variety of product and service offerings in a business-to-business environment. The NewTracker® system provides for security and transparency between referring parties and has been material in our ability to obtain referrals from a wide variety of sources. This patented system allows us and our alliance partners to review in real time the status of any referral as well as to provide real time compliance oversight by the respective alliance partner, which we believe creates confidence among the referred business client, the referring alliance partner and us. We own the NewTracker® patent, as well as all trademarks and other patented intellectual property used by us or our controlled portfolio companies.

Additional referrals are obtained from individual professionals in geographic markets that have signed up to provide referrals and earn commissions through our BizExec and TechExec Programs. Our BizExecs and

TechExecs are traditionally information technology professionals, CPAs, independent insurance agents and sales and/or marketing professionals. In addition, electronic payment processing services are marketed through independent sales agents, and web technology and eCommerce services are marketed through internet-based marketing and third-party resellers. A common thread across all business lines of our controlled portfolio companies relates to acquiring customers at low cost and making strategic alliances primarily where we pay fees only for successful referrals. We seek to bundle our marketing efforts through our brand, our portal, our patented NewTracker® referral system, our web presence as The Small Business Authority® and one easy entry point of contact. We expect that this approach will allow us to continue to cross-sell the financing services of our small business finance platform to customers of our controlled portfolio companies and build upon our extensive deal sourcing infrastructure. The compensation which we pay for referrals is consistent with industry practices.

Senior Lending Team and Executive Committee

The key members of our Senior Lending Team most of which have worked together for more than ten years each have over 25 years of experience in finance-related fields. These investment professionals have worked together to screen opportunities, underwrite new investments and manage a portfolio of investments in SMBs through two recessions, a credit crunch, the dot-com boom and bust and a historic, leverage-fueled asset valuation bubble. Each member brings a complementary component to a team well-rounded in finance, accounting, operations, strategy, business law and executive management.

Because we are internally managed by our Executive Committee, which includes Barry Sloane, Peter Downs, Jennifer C. Eddelson, Michael A. Schwartz, John Raven and Nilesh Joshi, under the supervision of our Board, and do not depend on a third party investment advisor, we do not pay investment advisory fees and all of our income is available to pay our operating costs and to make distributions to our stockholders. While our portfolio companies are independently managed, our executive committee also oversees our controlled portfolio companies and, to the extent that we may make additional equity investments in the future, the executive committee will also have primary responsibility for the identification, screening, review and completion of such investments. We do not expect to focus our resources on investing in additional stand-alone equity investments, but may elect to do so from time to time on an opportunistic basis, if such opportunities arise. Messrs. Sloane and Downs have been involved together in the structuring and management of equity investments for the past ten years.

Market Opportunity

We believe that the limited amount of capital and financial products available to SMBs, coupled with the desire of these companies for flexible and partnership-oriented sources of capital and other financial products, creates an attractive investment environment for us to further expand our small business finance platform and overall brand. We believe the following factors will continue to provide us with opportunities to grow and deliver attractive returns to stockholders.

The SMB market represents a large, underserved market.  We estimate the SMB market to include over 27 million businesses in the U.S. We believe that SMBs, most of which are privately-held, are relatively underserved by traditional capital providers such as commercial banks, finance companies, hedge funds and collateralized loan obligation funds. Further, we believe that such companies generally possess conservative capital structures with significant enterprise value cushions, as compared to larger companies with more financing options. While the largest originators of SBA 7(a) loans have traditionally been regional and national banks, from 2012 through June 30, 2016, NSBF was the largest non-bank originator of SBA 7(a) loans by dollar volume and is currently the eighth largest SBA 7(a) lender in the U.S. As a result, we believe we and our controlled portfolio companies are well positioned to provide financing to the types of SMBs that we have historically targeted and we have the technology and infrastructure in place presently to do it cost effectively in all 50 states and across many industries.

Recent credit market dislocation for SMBs has created an opportunity for attractive risk-weighted returns.   We believe the credit crisis that began in 2007 and the subsequent exit of traditional capital sources, such as commercial banks, finance companies, hedge funds and collateralized loan obligation funds, has resulted in an increase in opportunities for alternative funding sources such as our SMB lending platform. We believe that the reduced competition in our market and an increased opportunity for attractive risk-weighted returns positions us well for future growth. The remaining lenders and investors in the current environment are requiring lower amounts of senior and total leverage, increased equity commitments and more comprehensive covenant packages than was customary in the years leading up to the credit crisis. We do not expect a reversal of these conditions in the foreseeable future. In addition, while we anticipate originating approximately $320 million of SBA 7(a) loans (by NSBF) and SBA 504 loans (by NBC) during 2016, we will select these loans from the large volume of loan proposals we annually receive.

Future refinancing activity is expected to create additional investment opportunities.   A high volume of financings completed between 2005 and 2008 will mature in the coming years. We believe this supply of opportunities coupled with limited financing providers focused on SMBs will continue to offer investment opportunities with attractive risk-weighted returns.

The increased capital requirements and other regulations placed on banks may reduce lending by traditional large financial institutions and community banks.  While many SMBs were previously able to raise debt financing through traditional large financial institutions, we believe this approach to financing will continue to be constrained for several years as continued implementation of U.S. and international financial reforms, such as Basel III, phase in and rules and regulations are promulgated under the Dodd-Frank Wall Street Reform and Consumer Protection Act. We believe that these regulations will increase capital requirements and have the effect of further limiting the capacity of traditional financial institutions to hold non-investment grade loans on their balance sheets. As a result, we believe that many of these financial institutions have de-emphasized their service and product offerings to SMBs, which we believe will make a higher volume of deal flow available to us.

Increased demand for comprehensive, business-critical SMB solutions.  Increased competition and rapid technological innovation are creating an increasingly competitive business environment that requires SMBs to fundamentally change the way they manage critical business processes. This environment is characterized by greater focus on increased quality, lower costs, faster turnaround and heightened regulatory scrutiny. To make necessary changes and adequately address these needs, we believe that companies are focusing on their core competencies and utilizing cost-effective outsourced solutions to improve productivity, lower costs and manage operations more efficiently. Our controlled portfolio companies provide critical business solutions such as electronic payment processing, managed IT solutions, personal and commercial insurance services and full-service payroll and benefit solutions, receivables financing and funding of SBA 504 loans which provide financing of fixed assets such as real estate or equipment. We believe that each of these market segments is underserved for SMBs and since we are able to provide comprehensive solutions under one platform, we are well positioned to continue to realize growth from these product offerings.

Competitive Advantages

We believe that we are well positioned to take advantage of investment opportunities in SMBs due to the following competitive advantages:

Internally Managed Structure and Significant Management Resources.  We are internally managed by our executive officers under the supervision of our Board and do not depend on an external investment advisor. As a result, we do not pay investment advisory fees and all of our income is available to pay our operating costs, which include employing investment and portfolio management professionals, and to make distributions to our stockholders. We believe that our internally managed structure provides us with a lower cost operating expense structure, when compared to other publicly traded and privately-held investment firms which are externally managed, and allows us the opportunity to leverage our non-interest operating expenses as we grow our investment portfolio. Our senior lending team has developed one of the largest independent loan origination and servicing platforms that focuses exclusively on SMBs.

Business Model Enables Attractive Risk-Weighted Return on Investment in SBA Lending.  Our loans are structured so as to permit rapid sale of the U.S. government guaranteed portions, often within weeks of origination, and the unguaranteed portions have been successfully securitized and sold, usually within a year of origination. The return of principal and premium may result in an advantageous risk-weighted return on our original investment in each loan. We may determine to retain the government guaranteed or unguaranteed portions of loans pending deployment of excess capital.

State of the Art Technology.  Our patented NewTracker® software enables us to board a SMB customer, process the application or inquiry, assemble necessary documents, complete the transaction and create a daily reporting system that is sufficiently unique as to receive a U.S. patent. This system enables us to identify a transaction, similar to a merchandise barcode or the customer management system used by SalesForce.com, then process a business transaction and generates internal reports used by management and external reports for strategic referral partners. It allows our referral partners to have digital access into our back office and follow on a real time, 24/7 basis the processing of their referred customers. This technology has been made applicable to all of the service and product offerings we make directly or through our controlled portfolio companies.

Established Direct Origination Platform with Extensive Deal Sourcing Infrastructure.   We have established a direct origination pipeline for investment opportunities without the necessity for investment banks or brokers as well as broad marketing channels that allow for highly selective underwriting. The combination of our brand, our portal, our patented NewTracker® technology, and our web presence as The Small Business Authority® have created an extensive deal sourcing infrastructure. Although we pay fees for loan originations that are referred to us by our alliance partners, our non-commissioned investment team works directly with the borrower to assemble and underwrite loans. We rarely invest in pre-assembled loans that are sold by investment banks or brokers. As a result, we believe that our unique national origination platform allows us to originate attractive credits at a low cost. In 2015 we funded $242,496,000 of SBA 7(a) loans during the year, based on the large volume of loan proposals we received in 2015. We anticipate that our principal source of investment opportunities will continue to be in the same types of SMBs to which we currently provide financing. Our executive committee and senior lending team will also seek to leverage their extensive network of additional referral sources, including law firms, accounting firms, financial, operational and strategic consultants and financial institutions, with whom we have completed investments. We believe our current infrastructure and expansive relationships will continue to enable us to review a significant amount of high quality, direct (or non-brokered) investment opportunities.

Experienced Senior Lending Team with Proven Track Record.  We believe that our Senior Lending Team is one of the leading capital providers to SMBs. Our Senior Lending Team has expertise in managing the SBA process and has managed a diverse portfolio of investments with a broad geographic and industry mix. While the primary focus of NSBF is to expand its debt financing activities in SBA 7(a) loans, our executive committee also has substantial experience in making debt and equity investments through our Capcos.

Flexible, Customized Financing Solutions for Seasoned, Smaller Businesses.  While NSBF’s primary focus is to expand its lending by activities by providing SBA 7(a) loans to SMBs, we also seek to offer SMBs a variety of attractive financing structures, as well as cost effective and efficient business services, to meet their capital needs through our subsidiaries and controlled portfolio companies. In particular, through our subsidiaries and controlled portfolio companies, we will seek to offer larger loans, between $5,000,000 and $10,000,000, greater than loans available with the SBA guarantee, but with a higher interest rate to compensate for the increased risk. Unlike many of our competitors, we believe we have the platform to provide a complete package of service and financing options for SMBs, which allows for cross-selling opportunities and improved client retention. We expect that a large portion of our capital will be loaned to companies that need growth capital, acquisition financing or funding to recapitalize or refinance existing debt facilities. Our lending will continue to focus on making loans to SMBs that:

•	have 3 to 10 years of operational history;
•	significant experience in management;
•	credit worthy owners who provide a personal guarantee for our investment;
•	show a strong balance sheet to collateralize our investments; and
•	show sufficient cash flow to be able to service the payments on our investments comfortably.

Although we may make investments in start-up businesses, we generally seek to avoid investing in high-risk, early-stage enterprises that are only beginning to develop their market share or build their management and operational infrastructure with limited collateral.

Disciplined Underwriting Policies and Rigorous Portfolio Management.  We pursue rigorous due diligence of all prospective investments originated through our platform. Our senior lending team has developed an extensive underwriting due diligence process, which includes a review of the operational, financial, legal and industry performance and outlook for the prospective investment, including quantitative and qualitative stress tests, review of industry data and consultation with outside experts regarding the creditworthiness of the borrower. These processes continue during the portfolio monitoring process, when we will conduct field examinations, review all compliance certificates and covenants and regularly assess the financial and business conditions and prospects of portfolio companies. In addition, SBL is a Standard & Poor’s rated servicer for commercial loans and our exceptional servicing capabilities with a compact timeline for loan resolutions and dispositions has attracted various third-party portfolios to this controlled portfolio company.

Business Development Company Conversion

On October 22, 2014, we effectuated the Reverse Stock Split. In conjunction with the completion of a public offering, Newtek NY was merged with and into Newtek Business Services Corp. for the purpose of reincorporating in Maryland and the BDC Conversion. In connection with our intention to elect RIC status in 2015, on October 1, 2015 our Board declared a special dividend of $2.69 per share which was paid partially in cash and partially in our common shares on December 31, 2015.

As a BDC, we are required to meet regulatory tests, including the requirement to invest at least 70% of our gross assets in “qualifying assets.” Qualifying assets generally include debt or equity securities of private or thinly traded public U.S. companies and cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. In addition, as a BDC, we are not be permitted to incur indebtedness unless immediately after such borrowing we have an asset coverage for total borrowings of at least 200% (i.e., the amount of debt may not exceed 50% of the value of our total assets). See “Regulation.”

In connection with our election to be regulated as a BDC, we intend to elect to be treated for U.S. federal income tax purposes, beginning with our 2015 tax year, and intend to qualify annually, as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders. To obtain and maintain our RIC tax treatment, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. See “Price Range of Common Stock and Distributions” and “Material U.S. Federal Income Tax Considerations.”

Investments

We engage in various investment strategies from time to time in order to achieve our overall investment objective.

Portfolio Company Characteristics

We have and will continue to target investments in future portfolio companies that generate both current income and capital appreciation. In each case, the following criteria and guidelines are applied to the review of a potential investment however, not all criteria are met in every single investment, nor do we guarantee that all criteria will be met in the investments we will make in the future. We have and will continue to limit our investments to the SMB market.

Experienced Senior Investment Teams with Meaningful Investment.  We seek to invest in companies in which senior or key managers have significant company-or industry-level experience and have significant equity ownership. It has been our experience that these senior investment teams are more committed to the portfolio company’s success and more likely to manage the company in a manner that protects our debt and equity investments.

Significant Invested Capital.  We believe that the existence of an appropriate amount of equity beneath our debt capital provides valuable support for our investment. In addition, the degree to which the particular investment is a meaningful one for the portfolio company’s owners (and their ability and willingness to invest additional equity capital as and to the extent necessary) are also important considerations.

Appropriate Capital Structures.  We seek to invest in portfolio companies that are appropriately capitalized. First, we examine the amount of equity that is being invested by the company’s equity owners to determine whether there is a sufficient capital cushion beneath our invested capital. We also analyze the amount of leverage, and the characteristics of senior debt with lien priority over our senior subordinated debt. A key consideration is a strong balance sheet and sufficient free cash flow to service any debt we may invest.

Strong Competitive Position.  We invest in portfolio companies that have developed strong, defensible product or service offerings within their respective market segment(s). These companies should be well positioned to capitalize on organic and strategic growth opportunities, and should compete in industries with strong fundamentals and meaningful barriers to entry. We further analyze prospective portfolio investments in order to identify competitive advantages within their industry, which may result in superior operating margins or industry-leading growth.

Customer and Supplier Diversification.  We expect to invest in portfolio companies with sufficiently diverse customer and supplier bases. We believe these companies will be better able to endure industry consolidation, economic contraction and increased competition than those that are not sufficiently diversified. However, we also recognize that from time to time, an attractive investment opportunity with some concentration among its customer base or supply chain will present itself. We believe that concentration issues can be evaluated and, in some instances (whether due to supplier or customer product or platform diversification, the existence and quality of long-term agreements with such customers or suppliers or other select factors), mitigated, thus presenting a superior risk-weighted pricing scenario.

Investment Objectives

We target our debt investments, which are principally made through our small business finance platform under the SBA 7(a) program, to produce a coupon rate of prime plus 2.75% which enables us to generate rapid sales of loans in the secondary market historically producing gains and with a yield on investment in excess of 30%. We typically structure our debt investments with the maximum seniority and collateral along with personal guarantees from portfolio company owners, in many cases collateralized by other assets including real estate. In most cases, our debt investment will be collateralized by a first lien on the assets of the portfolio company and a first or second lien on assets of guarantors, in both cases primarily real estate. All SBA loans are made with personal guarantees from any owner(s) of 20% or more of the portfolio company’s equity. As of June 30, 2016, substantially all of our SBA 7(a) portfolio at fair value consisted of debt investments that were secured by first or second priority liens on the assets of the portfolio company.

•	First Lien Loans. Our first lien loans generally have terms of one to twenty-five years, provide for a variable interest rate, contain no prepayment penalties (however, the SBA will charge the borrower a prepayment fee if the loan has a maturity of 15 or more years and is prepaid during the first three year) and are secured by a first priority security interest in all existing and future assets of the borrower. Our first lien loans may take many forms, including revolving lines of credit, term loans and acquisition lines of credit.
•	Second Lien Loans. Our second lien loans generally have terms of five to twenty five years, also primarily provide for a variable interest rate, contain no prepayment penalties (however, the SBA will charge the borrower a prepayment fee if the loan has a maturity of 15 or more years and is prepaid during the first three year) and are secured by a second priority security interest in all existing and future assets of the borrower. We typically only take second lien positions on additional collateral where we also have first lien positions on business assets.
•	Unsecured Loans. We make few unsecured investments, primarily to our controlled portfolio companies, which because of our equity ownership are deemed to be more secure. Typically, these loans are to meet short-term funding needs and are repaid within 6 to 12 months.

We typically structure our debt investments to include non-financial covenants that seek to minimize our risk of capital loss such as lien protection and prohibitions against change of control. Our debt investments have strong protections, including default penalties, information rights and, in some cases, board observation rights and affirmative, negative and financial covenants. Debt investments in portfolio companies, including the controlled portfolio companies, have historically and are expected to continue to comprise in excess of 95% of our overall investments in number and dollar volume.

Equity Investments

While the vast majority of our investments have been structured as debt, we have in the past and expect in the future to make selective equity investments primarily as either strategic investments to enhance the integrated operating platform or, to a lesser degree, under the Capco programs. For investments in our controlled portfolio companies, we focus more on tailoring them to the long term growth needs of the companies than to immediate return. Our objective with these companies is to foster the development of the businesses as a part of the integrated operational platform of serving the SMB market, so we may reduce the burden on these companies to enable them to grow faster than they would otherwise as another means of supporting their development and that of the integrated whole.

In Capco investments, we often make debt investments in conjunction with being granted equity in the company in the same class of security as the business owner receives upon funding. We generally seek to structure our equity investments to provide us with minority rights provisions and event-driven put rights. We also seek to obtain limited registration rights in connection with these investments, which may include “piggyback” registration rights.

Investment Process

The members of our senior lending team and our executive committee are responsible for all aspects of our investment selection process. The discussion below describes our investment procedures. The stages of our investment selection process are as follows:

Loan and Deal Generation/Origination

We believe that the combination of our brand, our portal, our patented NewTracker® technology, and our web presence as The Small Business Authority® created an extensive loan and deal sourcing infrastructure. This is maximized through long-standing and extensive relationships with industry contacts, brokers, commercial and investment bankers, entrepreneurs, services providers (such as lawyers and accountants), as well as current and former clients, portfolio companies and our extensive network of strategic alliance partners. We supplement our relationships by the selective use of radio and television advertising aimed primarily at lending to the SMB market. We believe we have developed a reputation as a knowledgeable and reliable source of capital, providing value-added advice, prompt processing, and management and operations support to our portfolio companies.

We market our loan and investment products and services, and those of our controlled portfolio companies, through referrals from our alliance partners such as AIG, Amalgamated Bank, Credit Union National Association, E-Insure, ENT Federal Credit Union, Iberia Bank, The Hartford, Legacy Bank, Morgan Stanley Smith Barney, Navy Federal Credit Union, New York Community Bank, Lending Tree, LLC, Randolph Brooks Federal Credit Union and UBS Bank using our patented NewTracker® referral system as well as direct referrals from our web presence, www.thesba.com. The patent for our NewTracker® referral system is a software application patent covering the systems and methods for tracking, reporting and performing processing activities and transactions in association with referral data and related information for a variety of product and service offerings in a business-to-business environment providing further for security and transparency between referring parties. This system allows us and our alliance partners to review in real time the status of any referral as well as to provide real time compliance oversight by the respective alliance partner, which we believe creates confidence between the referred business client, the referring alliance partner and us.

Additional deal sourcing and referrals are obtained from individual professionals in geographic markets that have signed up to provide referrals and earn commissions through our BizExec and TechExec Programs. The BizExecs and TechExecs are traditionally information technology professionals, CPAs, independent insurance agents and sales and/or marketing professionals. In addition, electronic payment processing services are marketed through independent sales representatives and web technology and eCommerce services are marketed through internet-based marketing and third-party resellers. A common thread across all business lines of our subsidiaries and controlled portfolio companies relates to acquiring customers at low cost. We seek to bundle our marketing efforts through our brand, our portal, our patented NewTracker® referral system, our new web presence as The Small Business Authority® and one easy entry point of contact. We expect that this approach will allow us to continue to cross-sell the financing services of our small business finance platform to our customers and customers of our controlled portfolio companies, and to build upon our extensive deal sourcing infrastructure.

Screening

We screen all potential debt or equity investment proposals that we receive for suitability and consistency with our investment criteria (see “Portfolio Company Characteristics,” above). In screening potential investments, our senior lending team and our executive committee utilize a value-oriented investment philosophy and commit resources to managing downside exposure. If a potential investment meets our basic investment criteria, a business service specialist or other member of our team is assigned to perform preliminary due diligence.

SBA Lending Procedures

We originate loans under the SBA 7(a) Program in accordance with our credit and underwriting policy, which incorporates by reference the SBA Rules and Regulations as they relate to the financing of such loans, including the U.S. Small Business Administration Standard Operating Procedures, Policies and Procedures for Financing (“SOP 50 10”).

During the initial application process for a loan originated under the SBA 7(a) Program, a business service specialist assists and guides the applicant through the application process, which begins with the submission of an online form. The online loan processing system collects required information and ensures that all necessary forms are provided to the applicant and filled out. The system conducts two early automatic screenings focused primarily on whether (i) the requested loan is for an eligible purpose, (ii) the requested loan is for an eligible amount and (iii) the applicant is an eligible borrower. If the applicant is eligible to fill out the entire application, the online system pre-qualifies the applicant based on preset credit parameters that meet the standards of Newtek and the SBA.

Once the online form and the application materials have been completed, our underwriting department (the “Underwriting Department”) becomes primarily responsible for reviewing and analyzing the application in order to accurately assess the level of risk being undertaken in making a loan. The Underwriting Department is responsible for assuring that all information necessary to prudently analyze the risk associated with a loan application has been obtained and has been analyzed. Credit files are developed and maintained with the documentation received during the application process in such a manner as to facilitate file review during subsequent developments during the life of the loan.

Required Information

For a loan originated under the SBA 7(a) Program, the primary application document is SBA Form 1919 (Borrower Information Form) (“Form 1919”). Among other things, Form 1919 requires identifying information about the applicant, loan request, indebtedness, information about the principals, information about current or previous government financing, and certain other disclosures.

In addition to Form 1919, the following additional information is required:

•	an SBA Form 912 (Statement of Personal History), if question 1, 2, or 3 of Form 1919 is answered affirmatively;
•	an SBA Form 413 (Personal Financial Statement), for all owners of 20% or more (including the assets of the owner’s spouse and any minor children), and proposed guarantors;
•	business financial statements dated within 180 days prior to submission to SBA, consisting of (a) year-end balance sheets for the last three years, including detailed debt schedule, (b) year-end profit & loss (P&L) statements for the last three years, (c) reconciliation of net worth, (d) interim balance sheet, and (e) interim P&L statements;

•	a list of names and addresses of any subsidiaries and affiliates, including concerns in which the applicant holds a controlling interest and other concerns that may be affiliated by stock ownership, franchise, proposed merger or otherwise with the applicant, and business financial statements meeting the same requirements as above of such subsidiaries and affiliates;
•	the applicant’s original business license or certificate of doing business;
•	records of any loans the applicant may have applied for in the past;
•	signed personal and business federal income tax returns of the principals of the applicant’s business for previous three years;
•	personal résumés for each principal;
•	a brief history of the business and its challenges, including an explanation of why the SBA loan is needed and how it will help the business;
•	a copy of the applicant’s business lease, or note from the applicant’s landlord, giving terms of proposed lease; and
•	if purchasing an existing business, (a) current balance sheet and P&L statement of business to be purchased, (b) previous two years federal income tax returns of the business, (c) proposed Bill of Sale including Terms of Sale, and (d) asking price with schedule of inventory, machinery and equipment, furniture and fixtures.

We view current financial information as the foundation of sound credit analysis. To that end, we verify all business income tax returns with the Internal Revenue Service and generally request that financial statements be submitted on an annual basis after the loan closes. For business entities or business guarantors, we request federal income tax returns for each fiscal year-end to meet the prior three-year submission requirement. For interim periods, we will accept management-prepared financial statements. The most recent financial information may not be more than 180 days old at the time of the approval of the loan, but we generally request that the most recent financial information not be older than 90 days in order to provide time for underwriting and submission to SBA for guaranty approval. For individuals or personal guarantors, we require a personal financial statement dated within 180 days of the application (sixty days is preferred) and personal income tax returns for the prior three years. In connection with each yearly update of business financial information, the personal financial information of each principal must also be updated. Spouses are required to sign all personal financial statements in order for the Underwriting Department to verify compliance with the SBA’s personal resource test. In addition, the Underwriting Department will ensure that there has been no adverse impact on financial condition of the applicant or its principals since the approval of the loan. If closing does not occur within ninety days of the date on which the loan is approved, updated business and personal financial statements must be obtained and any adverse change must be addressed before the proceeds of the loan may be disbursed. If closing does not occur within six months of the date on which the loan is approved, the applicant is generally required to reapply for the loan.

Stress Test

The standard underwriting process requires a stress test on the applicant’s interest rate to gauge the amount of increase that can be withstood by the applicant’s cash flow and still provide sufficient cash to service debt. The applicant’s cash flow is tested up to a 2% increase in interest rate. If the applicant’s debt service coverage ratio decreases to 1:1 or less than 1:1, the loan may only be made as an exception to our Underwriting Guidelines and would require the approval of our credit committee.

Required Site Visit

No loan will be funded without an authorized representative of NSBF first making a site visit to the business premises. We generally use a contracted vendor to make the required site visit but may from time to time send our own employees to perform this function. Each site visit will generate a narrative of the business property as well as photographs of the business property. Additional site visits will be made when a physical on-site inspection is warranted.

Credit Assessment of Applicant

Loan requests are assessed primarily based upon an analysis of the character, cash flow, capital, liquidity and collateral involved in the transaction.

Character:  We require a personal credit report to be obtained on any principal or guarantor involved in a loan transaction. Emphasis is placed upon the importance of individual credit histories, as this is a primary indicator of an individual’s willingness and ability to repay debt. Any material negative credit information must be explained in writing by the principal, and must be attached to the personal credit report in the credit file. No loan will be made where an individual’s credit history calls into question the repayment ability of the business operation. A loan request from an applicant who has declared bankruptcy within the ten years preceding the loan application will require special consideration. A thorough review of the facts behind the bankruptcy and impact on creditors will be undertaken in determining whether the principal has demonstrated the necessary willingness and ability to repay debts. In addition, we will examine whether the applicant and its principals and guarantors have abided by the laws of their community. Any situation where a serious question concerning a principal’s character exists will be reviewed on a case-by-case basis. Unresolved character issues are grounds for declining a loan request regardless of the applicant’s financial condition or performance.

Cash Flow:  We recognize that cash flow is the primary and desired source of repayment on any loan, and therefore is the primary focus of the credit decision. Any transaction in which the repayment is not reasonably assured through cash flow will be declined, regardless of other possible credit strengths. At a minimum, combined EBITDA will be used to evaluate repayment ability. Other financial analysis techniques will be employed as needed to establish the reasonableness of repayment. Where repayment is based on past experience, the applicant must demonstrate minimum combined cash flow coverage of 1.2 times based upon the most recent fiscal year-end financial statement. A determination of the ability to repay will not be based solely upon interim operating results. Where repayment ability is not evident from historical combined earnings (including new businesses and changes of ownership), projections will be analyzed to determine whether repayment ability is reasonably assured. For changes in ownership, monthly cash flow forecasts will be analyzed to determine adequacy to meet all of the borrower’s needs.

For business acquisition applications, the applicant will be required to submit projections and support such projections by detailed assumptions made for all major revenue and expense categories and an explanation of how the projections will be met. Analysis must include comparisons with relevant Risk Management Association (“RMA”) industry averages. EBITDA must be reasonably forecast to exceed debt service requirements by at least 1.2 times, after accounting for the initial phase of operations. For change of ownership applications, projections will also be measured against the actual historical financial results of the seller of the business concern. Projections must demonstrate repayment ability of not less than 1.2 times.

Capital:  Capital is a strong traditional indicator of the financial health of a business. For going concern entities, the pro-forma leverage position, as measured by the debt to tangible net worth ratio, may not exceed the RMA industry median or 4 to 1, whichever is greater. For change of ownership transactions, generally 25% of total project costs should be contributed as equity resulting in debt to tangible net worth ratio of 3 to 1.

For a change of ownership transaction where a substantial portion of intangibles are included within the transaction, adequacy of capital will be determined based upon an evaluation of the business value and level of injection. In determining the legitimacy of the business value, the loan underwriter must utilize two SBA approved valuation methods, as outlined in SBA SOP 50 10. If the business value is found to be acceptable, and the equity injection into the project is within our requirements as outlined herein, then the capital position will be considered satisfactory.

As a general rule, stockholder and affiliate loans may be added back to net worth only if such loans will be subordinated for the life of the SBA loan, with no principal or interest payments to be made. Financing by the seller of the business may also be considered as equity if the loan will be placed on full standby for the life of the SBA loan. Adjustments to net worth to account for the difference between the book value and appraised value of fixed assets may be made only when supported by a current appraisal. Appraisals on a “subject to” basis are not acceptable.

Liquidity:  Liquidity, as measured by the current ratio, must be in line with the RMA industry average. An assessment of the adequacy of working capital is required. An assessment of the liquidity of a business is essential in determining the ability to meet future obligations. Lending to cash businesses such as hotels and restaurants requires less analysis of the liquidity of the business due to the timing of cash receipts. Industries with large receivables, payables, and inventory accounts require thorough review of the cash cycle of the business and evaluation of the applicant’s ability to manage these accounts. The current and quick ratios and turnover of receivables, payables and inventory are measured against the RMA industry median in determining the adequacy of these liquidity measures.

Collateral.  We are required to reasonably secure each loan transaction with all worthwhile and available assets. Pursuant to SBA SOP 50 10, we may not (and will not) decline a loan if the only weakness in the application is the value of collateral in relation to the loan amount, provided that all assets available to the business and its principals have been pledged. As set forth in SBA SOP 50 10, the SBA considers a loan to be fully secured if the lender has taken a security interest in all available fixed assets with a combined “net book value” adjusted up to the loan amounts below. For 7(a) loans, “fixed assets” means real estate, including land and structures and machinery and equipment owned by the business. “Net book value” is defined as an asset’s original price minus depreciation and amortization.

We attempt to secure each loan transaction with as much real estate and liquid asset collateral as necessary; however, all fixed assets must be evaluated. Fixed assets are evaluated on the basis of the net book value to determine the realizable value among collateral types. Valuation factors are applied as follows:

•	Commercial real estate — 75%
•	Residential real estate — 85%
•	Vacant land — 50%
•	Machinery & Equipment — 50%
•	Furniture & Fixtures — 10%
•	Accounts receivable & inventory — 20%
•	Leasehold improvements — 5%
•	Certificate of Deposit — 100%
•	Regulated Licenses — will vary dependent upon type of license and geographic area. The liquidation rate used must be fully justified.

In addition to an assessment of the criteria specified above, there are certain special industry-specific requirements that will be considered in the loan application decision.

Change of Ownership:  The minimum equity injection required in a change of ownership transaction is generally 20% but may be lower for specific industries such as medical and dental practices, gas stations and convenience stores, flag hotels and “strong” non-lodging franchises.

In the event of financing from the seller of the business, the applicant must inject not less than 10% of the project cost; the seller of the business may provide the balance on a complete standby basis for a minimum of two years. Exceptions to the equity requirement are reviewed on a case-by-case basis.

For a change of ownership transaction, the application must be accompanied by a business plan including reasonable financial projections. The financial performance of the seller of the business must be evaluated based upon three years of corporate income tax returns and a current interim financial statement. Projections for the applicant must be in line with the historical financial performance at the business location. In cases where financial performance of the seller of the business is poor, a satisfactory explanation must be provided to detail the circumstances of performance. Projections for the applicant must be accompanied by detailed assumptions and be supported by information contained in the business plan.

Management should have related experience in the industry and demonstrate the ability to successfully operate the business. In the absence of satisfactory related experience, an assessment of management’s experience and capabilities, given the complexity and nature of the business, will be made. In the case of a franchise, we will generally take into account the reputation of a franchisor for providing worthwhile management assistance to its franchisees.

We carefully review change of ownership transactions. The loan underwriter will review the contract for sale, which will be included in the credit file. The contract for sale must include a complete breakdown of the purchase price, which must be justified through either a third party appraisal or directly by the loan underwriter through an approved valuation method specified in SBA SOP 50 10. The contract of sale must evidence an arm’s length transaction (but transactions between related parties are permitted so long as they are on an arm’s-length basis) which will preserve the existence of the small business or promote its sound development. In addition, a satisfactory reason for the sale of the business must be provided. The seller of the business must provide the prior three years of business tax returns and a current interim financial statement, as applicable.

Also in connection with a change of ownership transaction, the Loan Processing area of the Underwriting Department will order Uniform Commercial Code searches on the seller of the existing business. If such a search identifies any adverse information, the Loan Processor will advise the Underwriting Manager or Operations Manager so a prudent decision may be made with respect to the application.

Real Estate Transactions:  Loan proceeds for the acquisition or refinancing of land or an existing building or for renovation or reconstruction of an existing building must meet the following criteria:

•	the property must be at least 51% owner-occupied pursuant to SBA policies; and
•	loan proceeds may not be used to remodel or convert any rental space in the property.

Loan proceeds for construction or refinancing of construction of a new building must meet the following criteria:

•	the property must be at least 60% owner-occupied pursuant to SBA policies; and
•	if the building is larger than current requirements of the applicant, projections must demonstrate that the applicant will need additional space within three years, and will use all of the additional space within ten years.

Commercial real estate appraisals are required on all primary collateral prior to the loan closing. In general, appraisals will be required as follows:

•	for loans up to $100,000 — a formal opinion of value prepared by a real estate professional with knowledge of the local market area;
•	for loans from $100,000 to $500,000 — a limited summary appraisal completed by a state certified appraiser;
•	for loans from $500,000 to $1 million — a limited summary appraisal by a Member of the Appraisal Institute (“MAI”) appraiser; and
•	for loans over $1 million — a complete self-contained appraisal by a MAI appraiser.

Environmental screenings and an environmental questionnaire are required for all commercial real estate taken as collateral.

In general, environmental reports are required as follows:

•	for real estate valued up to $500,000 — a transaction screen including a records review;
•	for real estate valued in excess of $500,000 — a Phase I Environmental Report; and
•	for the following types of property, a Phase I Environmental Report will be required regardless of property value: gasoline service stations, car washes, dry cleaners and any other business known to be in environmentally polluting industries.

In all cases for commercial real estate taken as collateral:

•	if further testing is recommended, the recommended level of testing will be performed prior to the loan closing; and
•	if the report indicates remedial action to be taken by the business, such actions must be completed prior to the loan closing and a closure letter must be provided prior to funding.

Medical Professionals:  In connection with a loan application relating to the financing of a medical business, all medical licenses will be verified, with the loss or non-renewal of license constituting grounds for denial of the application. In addition, medical professionals must provide evidence of malpractice liability insurance of at least $2,000,000 or the loan amount, whichever is higher. Malpractice insurance must be maintained for the life of the loan.

Franchise Lending:  All franchise loan applications will be evaluated as to eligibility by accessing SBA’s Franchise Registry. If the franchise is listed in the registry and the current franchise agreement is the same as the agreement listed in the registry, Newtek will not review the franchise agreement. However, the franchise agreement will be reviewed for eligibility by the loan underwriter when either of the following applies: (i) the franchise is not listed on the SBA’s Franchise Registry or (ii) the franchise is on the registry, but the franchisor has not provided a “Certification of No Change on Behalf of a Registered Franchisor” or a “Certification of Changes on Behalf of a Registered Franchisor.”

Credit Package

For each loan application, the loan underwriter will prepare a credit package (the “Credit Package”). All credit and collateral issues are addressed in the Credit Package, including but not limited to, the terms and conditions of the loan request, use of proceeds, collateral adequacy, financial condition of the applicant and business, management strength, repayment ability and conditions precedent. The Underwriting Department will recommend approval, denial or modification of the loan application. The Credit Package is submitted to our credit committee for further review and final decision regarding the loan application.

Other than rejections for ineligibility of the applicant, the type of business or the loan purpose, NSBF may decline a loan application for the following reasons:

•	after taking into consideration prior liens and considered along with other credit factors, the net value of the collateral offered as security is not sufficient to protect the interest of the U.S. Government;
•	lack of reasonable assurance of ability to repay loan (and other obligations) from earnings;
•	lack of reasonable assurance that the business can be operated at a rate of profit sufficient to repay the loan (and other obligations) from earnings;
•	disproportion of loan requested and of debts to tangible net worth before and after the loan;
•	inadequate working capital after the disbursement of the loan;
•	the result of granting the financial assistance requested would be to replenish funds distributed to the owners, partners, or stockholders;
•	lack of satisfactory evidence that the funds required are not obtainable without undue hardship through utilization of personal credit or resources of the owner, partners or stockholders;
•	the major portion of the loan requested would be to refinance existing indebtedness presently financed through normal lending channels;
•	credit commensurate with applicant’s tangible net worth is already being provided on terms considered reasonable;
•	gross disproportion between owner’s actual investment and the loan requested;
•	lack of reasonable assurance that applicant will comply with the terms of the loan agreement;

•	unsatisfactory experience on an existing loan; or
•	economic or physical injury not substantiated.

If a loan application is accepted, we will issue a commitment letter to the applicant. After approval, the SBA and NSBF enter into a Loan Authorization Agreement which sets forth the terms and conditions for the SBA’s guaranty on the loan. The closing of a loan is handled by an internal attorney, whose primary responsibility is closing the loan in accordance with the related Loan Authorization in a manner consistent with prudent commercial loan closing procedures, to ensure that the SBA will not repudiate its guaranty due to ineligibility, noncompliance with SBA Rules and Regulations or defective documentation. Before loan proceeds are disbursed, the closing attorney will verify the applicant’s required capital injection, ensure that proceeds are being used for a permitted purpose and ensure that other requirements of the Loan Authorization Agreement (including, but not limited to, required insurance and lien positions and environmental considerations) and SBA Rules and Regulations (including the use of proper SBA forms) have been met.

Maintenance of Credit Files

A credit file is developed on each borrowing account. Credit files, in either hard copy format or electronic copy, are maintained by the Underwriting Department and organized according to a specified format. The file contains all documentation necessary to show: (a) the basis of the loan, (b) purpose, compliance with policy, conditions, rate, terms of repayment, collateral, and (c) the authority for granting the loan. The credit file is subject to review or audit by the SBA at any time. Upon final action being taken on a loan application, information necessary for closing and servicing will be copied and maintained, while information not considered necessary will be transferred to off-site storage. Once a loan has been disbursed in full, credit files containing all documentation will be transferred to the file room or other electronic storage media and maintained under the authority of the administration staff. Any individual needing an existing credit file must obtain it from the administration staff member having responsibility for safeguarding all credit files or access it by a prearranged electronic file process. Removal of any information from the file will compromise the credit file and is prohibited.

Other, Primarily Equity Investments

Due Diligence and Underwriting

In making loans or equity investments other than SBA 7(a) loans or similar conventional loans to SMBs, our executive committee will take a direct role in screening potential loans or investments, in supervising the due diligence process, in the preparation of deal documentation and the completion of the transactions. The members of the executive committee complete due diligence and analyze the relationships among the prospective portfolio company’s business plan, operations and expected financial performance. Due diligence addresses some or all of the following depending on the size and nature of the proposed investment:

•	on-site visits with management and relevant key employees;
•	in-depth review of historical and projected financial statements, including covenant calculation work sheets;
•	interviews with customers and suppliers;
•	management background checks;
•	review reports by third-party accountants, outside counsel and other industry, operational or financial experts; and
•	review material contracts.

During the underwriting process, significant, ongoing attention is devoted to sensitivity analyses regarding whether a company might bear a significant “downside” case and remain profitable and in compliance with assumed financial covenants. These “downside” scenarios typically involve assumptions regarding the loss of key customers and/or suppliers, an economic downturn, adverse regulatory changes and other relevant stressors that we attempt to simulate in our quantitative and qualitative analyses. Further, we continually examine the effect of these scenarios on financial ratios and other metrics.

Approval, Documentation and Closing

Upon the completion of the due diligence process, the executive committee will review the results and determine if the transaction should proceed to approval. If approved by our senior lending team and executive committee, the underwriting professionals heretofore involved proceed to documentation.

As and to the extent necessary, key documentation challenges are brought before our senior lending team and executive committee for prompt discussion and resolution. Upon the completion of satisfactory documentation and the satisfaction of closing conditions, final approval is sought from our executive committee before closing and funding.

Ongoing Relationships with Portfolio Companies

Monitoring, Managerial Assistance

We have and will continue to monitor our portfolio companies on an ongoing basis. We monitor the financial trends of each portfolio company to determine if it is meeting its business plan and to assess the appropriate course of action for each company. We generally require our portfolio companies to provide annual audits, quarterly unaudited financial statements with management discussion and analysis and covenant compliance certificates, and monthly unaudited financial statements. Using these monthly financial statements, we calculate and evaluate all financial covenants and additional financial coverage ratios that might not be part of our covenant package in the loan documents. For purposes of analyzing a portfolio company’s financial performance, we sometimes adjust their financial statements to reflect pro-forma results in the event of a recent change of control, sale, acquisition or anticipated cost savings. Additionally, we believe that, through our integrated marketing and sale of each service line of NSBF and our controlled portfolio companies to our controlled portfolio companies (including electronic payment processing services through NMS and Premier, technology solutions through NTS, and payroll and benefits services through NPS) and non-affiliate portfolio companies, we have in place extensive and robust monitoring capabilities.

We have several methods of evaluating and monitoring the performance and fair value of our investments, including the following:

•	assessment of success in adhering to each portfolio company’s business plan and compliance with covenants;
•	periodic and regular contact with portfolio company management to discuss financial position, requirements and accomplishments;
•	comparisons to our other portfolio companies in the industry, if any;
•	attendance at and participation in board meetings; and
•	review of monthly and quarterly financial statements and financial projections for portfolio companies.

As part of our valuation procedures, we risk rate all of our investments including loans. In general, our rating system uses a scale of 1 to 8, with 1 being the lowest probability of default and principal loss. Our internal rating is not an exact system, but is used internally to estimate the probability of: (i) default on our debt securities and (ii) loss of our debt or investment principal, in the event of a default. In general, our internal rating system may also assist our valuation team in its determination of the estimated fair value of equity securities or equity-like securities. Our internal risk rating system generally encompasses both qualitative and quantitative aspects of our portfolio companies.

Our internal loan and investment risk rating system incorporates the following eight categories:

Rating	Summary Description
1	Acceptable — Highest Quality — Loans or investments that exhibit strong financial condition and repayment capacity supported by adequate financial information. Generally, as loans these credits are well secured by marketable collateral. These credits are current and have not demonstrated a history of late-pay or delinquency. There are no or few credit administration weaknesses. This score represents a combination of a strong acceptable credit and adequate or better credit administration. Newly underwritten loans or investments may be rated in this category if they clearly possess above-average attributes in all of the above areas. In general, as investments these credits are performing within our internal expectations, and potential risks to the applicable investment are considered to be neutral or favorable compared to any potential risks at the time of the original investment.
2	Acceptable — Average Quality — These loans or investments are supported by financial condition and repayment strengths that offset marginal weaknesses. Generally, as loans these credits are secured but may be less than fully secured. These loans are current or less than 30 days past due and may or may not have a history of late payments. They may contain non-material credit administration weaknesses or errors in verifying that do not put the guaranty at risk or cause wrong or poor credit decisions to be made. This risk rating should also be used to assign an initial risk rating to loans or investments that are recommended for approval by underwriting. Without a performance history and/or identified credit administration deficiencies, emphasis should be placed on meeting or exceeding underwriting standards collateral protection, industry experience, and guarantor strength. It is expected that most of our underwritten loans will be of this quality.
3	Acceptable — Below Average — These loans or investments are the low-end range of acceptable. Loans would be less than fully secured and probably have a history of late pay and/or delinquency, though not severe. They contain one or more credit administration weaknesses that do not put the guaranty at risk or cause wrong or poor credit decisions to be made. This risk rating may also be used to identify new loans or investments that may not meet or exceed all underwriting standards, but are approved because of offsetting strengths in other areas. These credits, while of acceptable quality, typically do not possess the same strengths as those in the 1 or 2 categories. In general, the investment may be performing below internal expectations and quantitative or qualitative risks may have increased materially since the date of the investment.
4	Other Assets Especially Mentioned (OAEM or Special Mention) — Strong — These loans or investments are currently protected by sound worth and cash flow or other paying capacity, but exhibit a potentially higher risk situation than acceptable credits. While there is an undue or unwarranted credit risk, it is not yet to the point of justifying a substandard classification. Generally, these loans demonstrate some delinquency history and contain credit administration weaknesses. Performance may show signs of slippage, but can still be corrected. Credit does not require a specific allowance at this point but a risk of loss is present.
5	Substandard — Workout — These assets contain well defined weaknesses and are inadequately protected by the current sound worth and paying capacity of the borrower. Generally, loan collateral protects to a significant extent. There is a possibility of loss if the deficiencies are not corrected and secondary sources may have to be used to repay credit. Credit administration can range from very good to adequate indicating one or more oversights, errors, or omissions which are considered significant but not seriously misleading or causing an error in the loan decision. Performance has slipped and there are well-defined weaknesses. A specific allowance is in order or risk of loss is present.

Rating	Summary Description
6	Substandard — Liquidation — These assets contain well defined weaknesses and are inadequately protected by the current sound worth and paying capacity of the borrower or investee. In addition, the weaknesses are so severe that resurrection of the credit is unlikely. For loans, secondary sources will have to be used for repayment. Credits in this category would be severely stressed, nonperforming, and the business may be non-viable. There could be character and significant credit administration issues as well. A specific allowance should be established or the lack of one clearly justified.
7	Doubtful — This classification contains all of the weaknesses inherent in a substandard classification but with the added characteristic that the weaknesses make collection or repayment of principal in full, on the basis of existing facts, conditions and values, highly questionable and improbable. The probability of loss is very high, but the exact amount may not be estimable at the current point in time. Loans in this category are severely stressed, generally non-performing and/or involve a non-viable operation. Collateral may be difficult to value because of limited salability, no ready and available market, or unknown location or condition of the collateral. Credit administration weaknesses can range from few to severe and may jeopardize the credit as well as the guaranty. All such loans or investments should have a specific allowance.
8	Loss — Loans or investments classified as loss are considered uncollectible and of such little value that their continuance as bankable assets is no longer warranted. This classification does not mean that the credit has no recovery or salvage value but, rather, it is not practical to defer writing off this asset. It is also possible that the credit decision cannot be supported by the credit administration process. Documents and verification are lacking; analysis is poor or undocumented, there is no assurance that the loan is eligible or that a correct credit decision was made. Loss loans are loans where a loss total can be clearly estimated. Losses should be taken during the period in which they are identified.

We will monitor and, when appropriate, change the investment ratings assigned to each loan or investment in our portfolio. In connection with our valuation process, our management will review these investment ratings on a quarterly basis, and our Board will affirm such ratings. The investment rating of a particular investment should not, however, be deemed to be a guarantee of the investment’s future performance.

Historically, we have provided significant operating and managerial assistance to our portfolio companies and our controlled portfolio companies. As a BDC, we will continue to offer, and must provide upon request, managerial assistance to our portfolio companies. This assistance will typically involve, among other things, monitoring the operations and financial performance of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial assistance. We may sometimes receive fees for these services.

Valuation Procedures

We conduct the valuation of our assets, pursuant to which our net asset value shall be determined, at all times consistent with GAAP and the 1940 Act. Our valuation procedures are set forth in more detail below:

Securities for which market quotations are readily available on an exchange shall be valued at such price as of the closing price on the day of valuation. We may also obtain quotes with respect to certain of our investments from pricing services or brokers or dealers in order to value assets. When doing so, we will determine whether the quote obtained is sufficient according to GAAP to determine the fair value of the security. If determined adequate, we will use the quote obtained. We also employ independent third party valuation firms for certain of our investments for which there is not a readily available market value.

Securities for which reliable market quotations are not readily available or for which the pricing source does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of our Board, does not represent fair value, which we expect will represent a substantial majority of the investments in our portfolio, shall be valued as follows: (i) each portfolio company or investment is initially valued by the investment professionals responsible for the portfolio investment; (ii) preliminary valuation conclusions are documented and discussed with our senior lending team and executive committee; (iii) independent third-party valuation firms engaged by, or on behalf of, the Board will conduct independent appraisals, review management’s preliminary valuations and prepare separate preliminary valuation conclusions on a selected basis; (iv) the Board reviews the preliminary valuation of members of our Senior Lending Team and Executive Committee and/or that of the third party valuation firm and responds to the valuation recommendation with comments, if any, and determine the fair value of each investment in our portfolio in good faith.

Determination of the fair value involves subjective judgments and estimates not susceptible to substantiation by auditing procedures. Accordingly, under current auditing standards, the notes to our financial statements will refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.

The recommendation of fair value will generally be based on the following factors, as relevant:

•	the nature and realizable value of any collateral;
•	adherence to the portfolio company’s business plan and compliance with covenants;
•	periodic and regular contact with the portfolio company’s management to discuss financial position, requirements and accomplishments;
•	comparison to portfolio companies in the same industry, if any;
•	the portfolio company’s ability to make payments;
•	the portfolio company’s earnings and discounted cash flow;
•	the markets in which the issuer does business; and
•	comparisons to publicly traded securities.

Securities for which market quotations are not readily available or for which a pricing source is not sufficient may include, but are not limited to, the following:

•	private placements and restricted securities that do not have an active trading market;
•	securities whose trading has been suspended or for which market quotes are no longer available;
•	debt securities that have recently gone into default and for which there is no current market;
•	securities whose prices are stale;
•	securities affected by significant events; and
•	securities that our investment professionals believe were priced incorrectly.

Competition

We compete for SBA 7(a) and other SMB loans with other financial institutions and various SMB lenders, as well as other sources of funding. Additionally, competition for investment opportunities has emerged among alternative investment vehicles, such as collateralized loan obligations (“CLOs”), some of which are sponsored by other alternative asset investors, as these entities have begun to focus on making investments in SMBs. As a result of these new entrants, competition for our investment opportunities may intensify. Many of these entities have greater financial and managerial resources than we do but we believe that they invariably lack the ability to process loans as quickly as we can and do not have the depth of our customer service capabilities. We believe we will be able to compete with these entities primarily on the basis of our financial technology infrastructure, our experience and reputation, our deep industry knowledge and ability to provide customized business solutions, our willingness to make smaller investments than other specialty finance companies, the breadth of our contacts, our responsive and efficient investment analysis and decision-making processes, and the investment terms we offer.

We and our controlled portfolio companies compete in a large number of markets for the sale of financial and other services to SMBs. Each of our controlled portfolio companies competes not only against suppliers in its particular state or region of the country but also against suppliers operating on a national or even a multi-national scale. None of the markets in which our controlled portfolio companies compete are dominated by a small number of companies that could materially alter the terms of the competition.

Our electronic payment processing portfolio companies compete with entities including Heartland Payment Systems, First National Bank of Omaha and Paymentech, L.P. Our managed technology solutions portfolio company competes with 1&1, Hosting.com, Discount ASP, Maxum ASP, GoDaddy®, Yahoo!®, BlueHost®, iPowerWeb® and Microsoft Live among others.

Our small business finance platform competes with regional and national banks and non-bank lenders. Intuit® is bundling electronic payment processing, web hosting and payroll services similar to ours in offerings that compete in the same small-to midsize-business market.

In many cases, we believe that our competitors are not as able as we are to take advantage of changes in business practices due to technological developments and, for those with a larger size, are unable to offer the personalized service that many SMB owners and operators desire.

While we compete with many different providers in our various businesses, we have been unable to identify any direct and comprehensive competitors that deliver the same broad suite of services focused on the needs of the SMB market with the same marketing strategy as we do. Some of the competitive advantages of our platform include:

•	compatible products such as our e-commerce offerings that we are able to bundle to increase sales, reduce costs and reduce risks for our customers and enable us to sell two, three, or four products at the same time;
•	the patented NewTracker® referral system, which allows us and our portfolio companies to process new business utilizing a web-based, centralized processing point and provides back end scalability, and allows our alliance partners to offer a centralized access point for their SMB clients as part of their larger strategic approach to marketing, thus demonstrating their focus on providing a suite of services to the SMB market in addition to their core service;
•	the focus on developing and marketing business services and financial products and services aimed at the SMB market;
•	scalability, which allows us to size our business services capabilities very quickly to meet customer and market needs;
•	the ability to offer personalized service and competitive rates;
•	a strategy of multiple channel distribution, which gives us maximum exposure in the marketplace;
•	high quality customer service 24/7/365 across all business lines, with a focus primarily on absolute customer service and;
•	a telephonic interview process, as opposed to requiring handwritten or data-typing processes, which allows us to offer high levels of customer service and satisfaction, particularly for SMB owners who do not get this service from our competitors

Revenues by Geographic Area

During the six months ended June 30, 2016 and the years ended December 31, 2015, 2014 and 2013, virtually all of our revenue was derived from customers in the United States, although our controlled portfolio company, NTS, which was a consolidated subsidiary for the year ended December 31, 2013 and for the period January 1, 2014 through November 11, 2014, provided pre-paid web site hosting services to customers in approximately 162 countries.

SBIC

We may apply for a Small Business Investment Company, or “SBIC,” license from the SBA if we believe that it will further our investment strategy and enhance our returns. If this application is approved, our SBIC subsidiary would be a wholly owned subsidiary and able to rely on an exclusion from the definition of “investment company” under the 1940 Act. Our SBIC subsidiary would have an investment objective substantially similar to ours and would be able to make similar types of investments in accordance with SBIC regulations.

Employees

As of August 16, 2016, we and our controlled portfolio companies had a total of 386 employees.

Properties

Our primary office is located at 1981 Marcus Avenue, Suite 130, Lake Success, NY 11042 with offices in Irvine, California and Boca Raton, Florida, as well. We may, if the opportunity arises, seek to consolidate some offices to achieve cost savings and better operating flows for management controls and cross selling. We believe that our office facilities are suitable and adequate for our business as it is contemplated to be conducted.

Legal Proceedings

Other than the matters discussed below, neither the Company, nor any of its subsidiaries, currently is subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against us. From time to time, the Company may be a party to certain other legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of our rights under contracts with our portfolio companies. While the outcome of these legal proceedings cannot be predicted with certainty, we do not expect that these proceedings will have a material effect upon our financial condition or results of operations.

Federal Trade Commission Complaint

During the quarter ended June 30, 2013, the Federal Trade Commission (the “FTC”) amended an existing complaint in the matter Federal Trade Commission v. WV Universal Management, LLC et al., in the United States District Court for the Middle District of Florida (the “Court”), to add UPSW as an additional defendant on one count of providing substantial assistance in violation of the Telemarketing Sales Rule. On November 18, 2014, the Court issued an Order granting the FTC’s motion for summary judgment against UPSW on the single count. Subsequently, the FTC filed motions for a permanent injunction and equitable monetary relief against UPSW and the other remaining defendants. Prior to the Court hearing on the motions, UPSW and the FTC reached a settlement on the FTC’s motion for a permanent injunction. On May 19, 2015, the Court entered an equitable monetary judgment against UPSW for approximately $1,735,000, which has been deposited with the Court pending the outcome of UPSW’s appeal of the judgment. The $1,735,000 was fully expensed in 2014 by UPSW.

On June 14, 2016, the United States Court of Appeals for the Eleventh Circuit set aside the Court’s judgment awarding joint and several liability for equitable monetary relief in the amount of approximately $1,735,000 against UPSW, and remanded the case to the Court for findings of fact and conclusions of law as to whether and why UPSW should be jointly and severally liable for restitution, and in what amount, if any.

UPSW instituted an action against a former independent sales agent in Wisconsin state court for, among other things, breach of contract. The former sales agent answered the complaint and filed counterclaims against UPSW. The court recently granted certain aspects of defendants’ motions for summary judgment, dismissing certain of the claims asserted by UPSW. The case has been stayed pending the outcome of UPSW’s appeal of certain matters to the Wisconsin Supreme Court. UPSW intends to vigorously pursue its claims against the former sales agent and defend the counterclaims asserted.

In October 2015, NTS was served with an amended complaint filed by a former customer of NTS alleging claims in connection with a server leased by the customer from NTS. NTS believes that the claims are covered by insurance, that the claims are without merit, and intends to vigorously defend the action.

PORTFOLIO COMPANIES

The following tables set forth certain information as of June 30, 2016 regarding each portfolio company in which we had a debt or equity investment. The general terms of our expected debt and equity investments are described in “Business — Investments.” Other than these investments, our only formal relationships with our portfolio companies will be the managerial assistance we may provide upon request and the board observer or participation rights we may receive in connection with our investment.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS
JUNE 30, 2016 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Performing SBA Unguaranteed Investments(1)
Hartford Cardiology Group LLC and Ideal Nutrition of Connecticut LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/30/2026	$482.5	$482.5	$415.3	0.20%
Soregard Inc	Furniture and Related Product Manufacturing	Term Loan	Prime plus 2.75%	6/30/2041	278.8	278.8	261.1	0.13%
Corning Lumber Company Inc and Frank R Close and Son Inc dba Close Pai	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	6/30/2029	195.5	195.5	193.9	0.09%
P L H Pharmaco Inc dba Farmacia San Jose	Health and Personal Care Stores	Term Loan	Prime plus 2.75%	6/30/2026	175.0	175.0	170.1	0.08%
Nevey’s LLC dba Stark Food III	Food and Beverage Stores	Term Loan	Prime plus 2.75%	6/30/2041	293.9	159.6	164.0	0.08%
Martin Inventory Management LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	6/30/2026	105.8	105.8	106.1	0.05%
Desert Tacos LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/30/2026	98.8	36.8	36.9	0.02%
VMA Technologies LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/30/2026	22.5	22.5	19.1	0.01%
KWG Industries, LLC dba Peterson & Marsh Metal industries	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	6/29/2041	304.5	304.5	303.8	0.15%
O.D.S. Inc dba Four Seasons Health & Racquet and Step ‘N’ Motion, Inc	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/29/2026	140.0	140.0	121.7	0.06%
WGI, LLC dba Williams Grant Inn	Accommodation	Term Loan	Prime plus 2.75%	6/29/2041	131.3	131.3	129.0	0.06%
Ninsa LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/29/2041	112.5	112.5	115.6	0.06%
Castone Creations Inc	Nonmetallic Mineral Product Manufacturing	Term Loan	Prime plus 2.75%	6/29/2026	87.5	87.5	77.3	0.04%
E & P Holdings 1 LLC and Evans & Paul LLC	Nonmetallic Mineral Product Manufacturing	Term Loan	Prime plus 2.75%	6/28/2026	125.0	125.0	109.5	0.05%
MaidPro Marin dba MaidPro	Administrative and Support Services	Term Loan	Prime plus 2.75%	6/28/2026	17.6	17.6	14.9	0.01%
Edge Pest Control LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	6/27/2026	750.0	750.0	635.3	0.31%
All Printing Solutions, Inc. dba Pryntcomm	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	6/27/2041	545.6	545.6	515.0	0.25%
Island Time Investments, LLC dba Swantown Inn Bed & Breakfast	Accommodation	Term Loan	Prime plus 2.75%	6/24/2041	101.3	101.3	104.0	0.05%
Yellow Cab Company of Kissimmee Inc	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	6/24/2041	56.8	56.8	53.3	0.03%
Jumbomarkets Inc dba Rines Jumbomarkets	Food and Beverage Stores	Term Loan	Prime plus 2.75%	6/24/2026	50.0	50.0	42.4	0.02%
El Basha Inc dba RPM West San Fernando Valley	Real Estate	Term Loan	Prime plus 2.75%	6/24/2026	22.5	22.5	19.1	0.01%

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
JUNE 30, 2016 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Long Island Comedy LLC dba Governors and New York Comedy, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/23/2041	$187.5	$187.5	$184.6	0.09%
Shooting Sports Academy LLC and Jetaa LLC dba Shooting Sports Academy	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/23/2041	494.8	103.8	106.6	0.05%
Visual Advantage LLC dba Signs Now Perryberg	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/23/2041	91.3	91.3	88.8	0.04%
SNS of Central Alabama, LLC dba Steak N Shake dba Steak N Shake Bigl	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/21/2026	57.5	57.5	51.8	0.03%
Evergreen Investment & Property Management LLC, Universal Kidney Cente	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/20/2041	1,250.0	1,250.0	1,260.1	0.62%
Italian Heritage Tile and Stone Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/20/2026	62.5	62.5	52.9	0.03%
T and B Boots Inc dba Takken’s Shoes	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	6/17/2026	225.0	225.0	223.0	0.11%
Bagelicious, LLC dba Bagelicious of Cheshire	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/17/2026	54.6	54.6	46.5	0.02%
Blue Eagle Transport Inc, Greeneagle Transport Inc and Golden Eagle Tr	Couriers and Messengers	Term Loan	Prime plus 2.75%	6/16/2026	583.0	583.0	493.9	0.24%
NKJ Lusby Donuts LLC	Food and Beverage Stores	Term Loan	Prime plus 2.75%	6/16/2026	22.5	22.5	19.1	0.01%
Winegirl Wines LLC	Beverage and Tobacco Product Manufacturing	Term Loan	Prime plus 2.75%	6/16/2026	11.3	11.3	11.2	0.01%
Pumpkin Patch Child Care of Southington, LLC and Giuseppe Pugliares	Social Assistance	Term Loan	Prime plus 2%	6/15/2041	515.3	515.3	483.2	0.24%
Strag Industries LLC dba Meineke Car Care Center 841	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/15/2026	15.0	15.0	13.7	0.01%
Jai-Alexia Consulting, Inc.	Couriers and Messengers	Term Loan	Prime plus 2.75%	6/15/2026	11.8	11.8	10.0	—%
Luv 2 Play AZ LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/10/2026	62.5	62.5	60.2	0.03%
Refoleen Inc dba Spice and Tea Exchange	Food and Beverage Stores	Term Loan	Prime plus 2.75%	6/10/2026	85.0	46.3	39.2	0.02%
VBGB Uptown, LLC dba VBGB Beer Hall & Garden	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/8/2026	84.0	84.0	71.2	0.03%
Larry H. Patterson and Rainbow Movers, Inc	Truck Transportation	Term Loan	Prime plus 2.75%	6/6/2026	22.5	22.5	19.1	0.01%
ScimTech Industries Inc dba Archer Aerospace	Computer and Electronic Product Manufacturing	Term Loan	Prime plus 2.75%	6/6/2026	12.0	12.0	10.2	—%
Solvit Inc and Solvit North Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/3/2026	250.0	250.0	222.1	0.11%
AP5 LLC dba Krauser’s Food Store	Food and Beverage Stores	Term Loan	Prime plus 2.75%	6/2/2041	242.5	242.5	239.4	0.12%
ATI Jet Inc	Air Transportation	Term Loan	Prime plus 2.75%	5/31/2026	518.8	518.8	459.6	0.22%
Farmer Boy Diner Inc dba Farmer Boy Diner & Restaurant	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/31/2026	50.0	50.0	50.2	0.02%
Angelo Faia dba AVF Construction	Construction of Buildings	Term Loan	Prime plus 2.75%	5/27/2041	100.0	88.5	87.9	0.04%
Premier Athletic Center of Ohio, Inc	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	5/27/2026	87.5	87.5	87.8	0.04%

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
JUNE 30, 2016 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
MNM Printing and Marketing Solutions LLC dba AlphaGraphics of Saint Lo	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	5/27/2026	$18.8	$18.8	$15.9	0.01%
Mersada Holdings LLC	Nonstore Retailers	Term Loan	Prime plus 2.75%	5/26/2026	337.5	337.5	338.6	0.17%
Jack Frost Firewood Inc. and David Dubinsky	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	5/26/2041	206.3	206.3	200.7	0.10%
Southwest Division Inc	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	5/26/2026	8.3	8.3	7.4	—%
International Kitchen Supply LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	5/25/2026	186.8	186.7	166.8	0.08%
PennyLion LLC dba Creamistry	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/25/2026	81.0	56.3	49.5	0.02%
Groth Lumber Co. Inc. dba True Value	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	5/25/2026	22.5	22.5	22.4	0.01%
Powerspec Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	5/24/2026	87.5	87.5	74.1	0.04%
Island Life Graphics Inc dba FASTSIGNS #576	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	5/24/2026	22.5	22.5	19.3	0.01%
Horseshoe Barbecue, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/23/2029	15.0	15.0	15.1	0.01%
National Air Cargo Holdings Inc	Air Transportation	Term Loan	Prime plus 2.75%	5/20/2026	1,250.0	1,250.0	1,213.7	0.59%
CM Lab Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	5/20/2026	172.6	172.6	159.2	0.08%
Elderfriend Inc dba Granny Nannies dba GN Live Scan	Social Assistance	Term Loan	Prime plus 2.75%	5/20/2026	12.8	12.8	10.8	0.01%
Pro Auto Repair LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	5/20/2026	7.5	7.5	7.2	—%
J&A Laundromat Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	5/18/2026	67.5	67.5	58.7	0.03%
Dedicated Incorporated	Administrative and Support Services	Term Loan	Prime plus 2.75%	5/18/2041	46.5	46.5	46.1	0.02%
HBA LLC dba Palmetto Twist-Vista	Repair and Maintenance	Term Loan	Prime plus 2.75%	5/18/2026	22.5	22.5	19.5	0.01%
FJN Catering Inc	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/13/2041	262.5	262.5	266.9	0.13%
J. Harris Trucking, LLC	Truck Transportation	Term Loan	Prime plus 2.75%	5/13/2026	60.0	60.0	53.1	0.03%
Studio Find It Georgia Inc	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	5/13/2026	22.5	22.5	19.7	0.01%
LED Lighting Enterprises LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	5/13/2026	22.5	22.5	19.1	0.01%
Pumpkin Patch Inc and Christine Feliciano and Antonio Feliciano	Social Assistance	Term Loan	Prime plus 2.75%	5/12/2041	132.5	132.5	129.5	0.06%
Luv 2 Play OC Inc	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	5/12/2026	62.5	62.5	52.9	0.03%
The Delon Group LLC dba I Love Juice Bar	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/12/2026	55.0	55.0	46.6	0.02%
Sabir Inc. dba Bear Diner	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/11/2041	123.8	123.8	124.2	0.06%
Gator D’Lites LLC dba D’Lites Emporium	Food and Beverage Stores	Term Loan	Prime plus 2.75%	5/5/2026	22.5	22.5	19.1	0.01%

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
JUNE 30, 2016 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Scoler LLC dba Gold’s Gym	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	4/29/2026	$262.5	$260.9	$231.4	0.11%
May-Craft Fiberglass Products Inc	Transportation Equipment Manufacturing	Term Loan	Prime plus 2.75%	4/29/2041	247.5	247.2	253.9	0.12%
Alpha Omega Trucking LLC	Truck Transportation	Term Loan	Prime plus 2.75%	4/29/2041	175.8	175.8	180.5	0.09%
Empowerschool LLC and Empower Autism Academy, LLC	Social Assistance	Term Loan	Prime plus 2.75%	4/29/2041	151.9	151.7	155.4	0.08%
Keller, Fishback & Jackson LLP	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	4/29/2026	131.8	129.9	130.4	0.06%
La Nopalera Mexicano 2, Inc.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/29/2026	125.5	93.8	94.1	0.05%
Warner Home Comfort, LLC dba Smith Piping	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	4/29/2041	82.5	82.4	80.7	0.04%
Euro Car Miami LLC	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	4/29/2026	62.5	62.2	62.4	0.03%
Hard Exercise Works Winter Park LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	4/29/2026	40.8	40.5	34.3	0.02%
Marc S. Rosenberg P.C. dba Mammuth and Rosenberg	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	4/29/2026	22.5	22.4	18.9	0.01%
Loriet LLC	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	4/29/2026	7.5	7.5	6.3	—%
Costume World Inc	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	4/28/2041	1,250.0	1,250.0	1,284.0	0.63%
Pecos Inn LLC dba Econo Lodge	Accommodation	Term Loan	Prime plus 2.75%	4/28/2041	677.5	676.6	679.3	0.33%
Atlantic Restaurant Associates LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	4/28/2041	262.5	262.1	263.5	0.13%
North American Manufacturing Company	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	4/28/2026	160.0	159.0	159.5	0.08%
Inner Beauty Salon and Suite LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	4/28/2041	65.0	64.9	65.9	0.03%
Shepherd Appraisal Services LLC dba Property Damage Appraisers of Okla	Real Estate	Term Loan	Prime plus 2.75%	4/28/2026	9.0	8.9	7.6	—%
Green Country Filter Manufacturing LLC	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	4/27/2026	84.3	83.7	72.8	0.04%
Knowledge First Inc dba Magic Years of Learning	Social Assistance	Term Loan	Prime plus 2.75%	4/27/2026	80.0	79.5	74.4	0.04%
NB & T Services, LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	4/27/2026	38.0	37.8	32.0	0.02%
Homecare Casa Rhoda 123 Inc	Ambulatory Health Care Services	Term Loan	Prime plus 2%	4/26/2041	675.0	673.9	640.8	0.31%
Accent Comfort Services, LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	4/26/2026	90.0	89.5	75.8	0.04%
McIntosh Trail Management Services Organization Inc	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	4/22/2041	425.0	424.4	436.0	0.21%
Automotive Core Recycling, LLC and 828 Old Colony Road, LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	4/22/2041	250.0	249.7	235.2	0.12%
Jande Graphics LLC dba FastSigns #103201	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	4/21/2026	56.0	55.7	47.1	0.02%
AAA Mill Direct, Inc. dba Carpet Mill Outlets	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	4/21/2026	7.9	7.8	7.9	—%
Miguel Fernando Borda, P.A. dba BGR Dental	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	4/15/2026	22.5	22.4	19.5	0.01%

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
JUNE 30, 2016 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
LE & JS dba Laredo Mercado Y Carniceria	Food and Beverage Stores	Term Loan	Prime plus 2.75%	4/13/2026	$20.0	$19.8	$16.8	0.01%
Sushiya Inc	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/12/2026	87.5	87.0	76.6	0.04%
Sierra Foothill Cremation & Funeral Service, Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	4/7/2026	53.0	52.7	44.6	0.02%
Waterfalls Quick Lube LLC and Veracruz Shabo LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	4/6/2041	271.3	270.9	270.3	0.13%
KNS Early Learning Academy LLC	Social Assistance	Term Loan	Prime plus 2.75%	4/6/2041	51.0	50.9	49.5	0.02%
Gill Express Inc and Blue Speed LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/31/2041	518.0	516.5	506.8	0.25%
Men of Steel Enterprises LLC and Vogelbacher Properties LLC	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	3/31/2041	393.5	392.4	364.2	0.18%
Cameo Carter, MD A Professional Corporation dba The Garden Pediatric	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	3/31/2026	75.0	74.1	62.7	0.03%
Dana A. Farley dba Independent Cabinets	Furniture and Related Product Manufacturing	Term Loan	Prime plus 2.75%	3/31/2041	67.5	67.3	69.1	0.03%
Farhad Brothers LLC dba Lulu’s Pizzeria & Family Restaurant and Marvin	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/31/2026	66.8	64.7	54.8	0.03%
Christian Soderquist dba Soderquist Plumbing and Heating LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	3/31/2041	56.8	56.6	57.8	0.03%
Duke’s Cleaners Inc	Personal and Laundry Services	Term Loan	Prime plus 2.75%	3/31/2026	47.0	46.4	42.6	0.02%
Vehicle Safety Supply LLC	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	3/31/2026	22.5	22.2	18.8	0.01%
Wyldewood Cellars, Inc.	Beverage and Tobacco Product Manufacturing	Term Loan	Prime plus 2.75%	3/30/2041	986.8	986.5	934.1	0.46%
Tom Sawyer Country Restaurant LLC and AM 3208 LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/30/2041	257.5	256.8	252.4	0.12%
NOSO Development, LLC	Real Estate	Term Loan	Prime plus 2.75%	3/30/2026	187.5	185.2	156.8	0.08%
Beale Street Blues Company-West Palm Beach, LLC dba Lafayette’s-West	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	3/30/2026	93.8	92.6	80.5	0.04%
Gordon Rogers and Heidi Rogers dba Stone House Motor Inn	Accommodation	Term Loan	Prime plus 2.75%	3/30/2026	22.5	22.5	22.6	0.01%
MTS Car Service LLC	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	3/30/2026	10.5	10.4	8.8	—%
Atlantis of Daytona LLC and Pierre Mamane and Eva Mamane	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2%	3/29/2041	525.0	522.8	508.5	0.25%
Lust for Life Footwear, LLC	Leather and Allied Product Manufacturing	Term Loan	Prime plus 2.75%	3/29/2026	375.0	370.4	313.6	0.15%
Vinmar Inc. dba Locanda Portofino	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/29/2026	81.3	80.3	67.9	0.03%
Barrocas Gym LLC dba Snap Fitness	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/29/2026	22.5	22.2	20.1	0.01%
PHCDC1 LLC dba Quarter + Glory and Public House Collective, Corp.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/28/2026	50.0	49.4	44.2	0.02%
Marathon Engineering Corporation	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	3/28/2041	45.0	44.9	44.8	0.02%
ReNew Interior Surface Cleaning LLC dba Randy’s Carpet Care and Upholstry	Administrative and Support Services	Term Loan	Prime plus 2.75%	3/28/2026	12.4	12.2	11.9	0.01%

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
JUNE 30, 2016 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Excel RP Inc	Machinery Manufacturing	Term Loan	Prime plus 2.75%	3/25/2026	$125.0	$123.5	$111.1	0.05%
RCB Enterprises, Inc.	Administrative and Support Services	Term Loan	Prime plus 2.75%	3/25/2026	56.3	55.6	47.0	0.02%
Revolution Physical Therapy LLC dba Apex Network Physical Therapy	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	3/25/2026	22.5	22.5	19.5	0.01%
Acton Hardware LLC and Mark Allgood & Jamie Allgood	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	3/24/2041	498.6	497.2	474.6	0.23%
Lowgap Grocery & Grill LLC	General Merchandise Stores	Term Loan	Prime plus 2.75%	3/24/2041	167.5	167.0	171.5	0.08%
ActKnowledge, Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	3/24/2026	125.0	123.5	123.8	0.06%
International Construction Inc	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	3/24/2041	50.0	49.9	51.2	0.03%
Flooring Liquidators Inc and Premier Flooring Yonkers Inc and Flooring	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	3/24/2026	50.0	49.4	47.8	0.02%
The Youth Fountain LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	3/23/2026	47.5	46.9	39.7	0.02%
Magnation Corporation and Misha Family Trust	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	3/22/2041	101.3	101.1	103.8	0.05%
Precious Care LLC and Precious Care Management LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	3/21/2026	557.5	550.7	469.4	0.23%
growth.period LLC and Potomac Recruiting LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/21/2026	156.3	154.3	130.7	0.06%
Media Capital Partners, Inc	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	3/21/2026	22.5	22.2	18.8	0.01%
ERT Group Inc and Curt’s Tools Inspection Inc	Support Activities for Mining	Term Loan	Prime plus 2.75%	3/18/2041	1,250.0	1,246.5	1,218.6	0.60%
Taylors Zinn Enterprises Inc dba Eons Auto Care Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/18/2041	80.8	80.5	81.6	0.04%
Mariam Diner Inc dba Country Kitchen Restaurant	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/18/2026	52.5	51.9	43.9	0.02%
Kekoa Enterprises Inc dba Signarama Sandy	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/18/2026	49.5	48.9	41.4	0.02%
Clean Way Service LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	3/18/2026	22.5	22.2	18.8	0.01%
Pro Tech Technology LLC	Support Activities for Transportation	Term Loan	Prime plus 2.75%	3/18/2026	7.5	7.4	6.3	—%
Brian T Rice dba BD Logging	Forestry and Logging	Term Loan	Prime plus 2.75%	3/17/2026	15.8	15.6	14.0	0.01%
Evergreen Pallet LLC and Evergreen Recycle LLC	Wood Product Manufacturing	Term Loan	Prime plus 2.75%	3/16/2026	1,039.3	1,027.1	918.8	0.45%
LAN Doctors Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/16/2026	55.0	54.4	54.4	0.03%
K Soles Corp dba Max Collections	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	3/16/2026	22.5	22.2	18.8	0.01%
Demand Printing Solutions Inc.	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	3/16/2026	21.8	21.5	20.3	0.01%
Auto and Property Insurance Solutions dba Taylor Company Insurance & F	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	3/16/2026	16.4	16.2	13.7	0.01%

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
JUNE 30, 2016 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
R & D Enterprises Inc dba My Pool Man	Administrative and Support Services	Term Loan	Prime plus 2.75%	3/15/2026	$50.0	$49.4	$41.8	0.02%
Mustafa Inc and Raouf Properties LLC	Food and Beverage Stores	Term Loan	Prime plus 2.75%	3/14/2041	75.0	74.8	75.6	0.04%
HEWZ, LLC dba Hard Exercise Works	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/14/2026	22.5	22.2	18.8	0.01%
Magill Truck Line LLC and Jeff J. Ralls	Truck Transportation	Term Loan	Prime plus 2.75%	3/11/2029	210.8	209.0	188.1	0.09%
Accuair Control Systems LLC dba Accuair Suspension	Transportation Equipment Manufacturing	Term Loan	Prime plus 2.75%	3/11/2026	150.0	148.2	128.2	0.06%
Wilban LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/11/2026	105.0	103.9	98.1	0.05%
Country Paint and Hardware Inc	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	3/11/2026	87.4	86.3	74.7	0.04%
Dupre Capital LLC dba Fastsigns	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	3/11/2026	58.4	57.7	48.8	0.02%
ABCs & 123s Infant and Child Care Center LP	Social Assistance	Term Loan	Prime plus 2.75%	3/11/2026	11.3	11.1	9.4	—%
State Painting & Decorating Co., Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	3/10/2026	103.8	102.5	86.8	0.04%
Fayette Computer Consulting Company	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/10/2026	22.5	22.2	19.7	0.01%
B.P.T.M. of NV LLC and Agentis Bros., LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/9/2041	525.0	523.5	515.0	0.25%
Faith Summit Supply Inc dba Summit Supply and Summit True Value	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	3/9/2026	22.5	22.2	20.1	0.01%
A & A Auto Care LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/9/2026	12.2	12.0	11.4	0.01%
Step Up Academy of the Arts LLC	Educational Services	Term Loan	Prime plus 2.75%	3/9/2026	8.0	7.9	6.7	—%
Swerve Salon LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	3/8/2026	79.0	78.0	66.1	0.03%
J & W Hardwood Flooring Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	3/7/2026	7.5	7.4	6.3	—%
Labmates LLC and POV Holdings LLC	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	3/4/2041	109.3	108.9	111.9	0.05%
Hueston and Company CPA LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/4/2026	8.3	8.1	7.0	—%
Almost Home Daycare LLC	Social Assistance	Term Loan	Prime plus 2.75%	3/3/2026	50.0	49.4	47.9	0.02%
Miles of Smiles Inc	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/2/2026	93.5	93.5	80.9	0.04%
The River Beas, LLC dba Subway and Punam Singh	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/28/2041	135.9	135.1	136.8	0.07%
Johnson & Dugan Insurance Services Corp	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	2/28/2026	62.5	61.4	52.0	0.03%
Doxa Deo Inc dba Luv 2 Play	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	2/28/2026	105.0	57.0	51.4	0.03%
Drug Detection Laboratories, Inc. and Minh Tran	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	2/28/2026	19.8	19.4	16.7	0.01%
Powerpits CS1, LLC dba Pita Pit	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/28/2026	18.8	18.4	16.4	0.01%
Living Essentials HVAC Corp	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	2/28/2026	15.0	14.7	12.6	0.01%

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
JUNE 30, 2016 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Consulting Solutions, Inc. and Mark Luciani	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	2/28/2026	$11.3	$11.1	$10.7	0.01%
Aaradhya LLC dba Market Square Laundry	Personal and Laundry Services	Term Loan	Prime plus 2.75%	2/23/2026	80.0	78.5	66.5	0.03%
Blackstones Hairdressing LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	2/23/2026	52.0	51.4	43.9	0.02%
BER Enterprise 332 Inc dba Edible Arrangements	Food and Beverage Stores	Term Loan	Prime plus 2.75%	2/19/2026	22.5	22.1	18.9	0.01%
R-No-Landscaping LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	2/19/2026	8.3	8.1	7.0	—%
R & K Contracting Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	2/18/2026	15.8	15.5	13.3	0.01%
Pacific Coast Medical Group LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	2/17/2026	245.0	240.5	241.2	0.12%
Jersey Shore Marina & Boat Sales, Inc.	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	2/12/2041	625.0	622.5	639.3	0.31%
Ei3 Corporation	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	2/12/2026	326.9	320.9	321.7	0.16%
Gilmore Heights Dental Holdings, LTD and Chas Rob LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	2/12/2029	310.3	306.4	279.9	0.14%
B for Blonde, LLC dba Blo Blow Dry Bar	Personal and Laundry Services	Term Loan	Prime plus 2.75%	2/12/2026	62.0	61.6	52.3	0.03%
Base USA, Inc.	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	2/2/2026	50.0	49.1	49.2	0.02%
Nowatzke Service Center Inc dba Nowatzke Truck and Trailer	Repair and Maintenance	Term Loan	Prime plus 2.75%	1/29/2026	105.0	102.4	102.4	0.05%
Zouk Ltd dba Palma	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/29/2026	22.5	21.9	22.0	0.01%
Wildflour Bakery & Cafe LLC	Social Assistance	Term Loan	Prime plus 2.75%	1/28/2026	62.5	61.0	59.3	0.03%
SuzyQue’s LLC dba SuzyQue’s	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/28/2026	22.5	22.0	22.0	0.01%
Tammy Lavertue	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	1/28/2026	11.3	11.0	10.5	0.01%
New Image Building Services, Inc.	Administrative and Support Services	Term Loan	Prime plus 2.75%	1/19/2026	83.1	81.1	72.0	0.04%
Oak Tree Storage LLC	Other Information Services	Term Loan	Prime plus 2.75%	1/19/2026	78.8	76.8	66.3	0.03%
Woody’s Trucking LLC	Truck Transportation	Term Loan	Prime plus 2.75%	1/12/2026	12.0	11.7	9.9	—%
Gendron Funeral and Cremation Services, Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	1/11/2041	112.5	110.3	113.3	0.06%
Dolarian Realty LLC and OV’s Restaurant Inc	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/5/2041	67.8	67.4	69.2	0.03%
Lemonberry Food Stores Inc dba Lemonberry Frozen Yogurt	Food and Beverage Stores	Term Loan	Prime plus 2.75%	12/29/2025	112.5	109.1	95.0	0.05%
MCF Forte LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/29/2025	18.8	18.2	15.4	0.01%
Bright Dialysis LLC and Ft Pierce Kidney Care LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/28/2025	1,250.0	1,211.7	1,017.4	0.50%
Panditos LLC dba White Lotus Home	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	12/28/2025	15.9	15.4	12.9	0.01%
V2 Tango LLC dba Palette 22	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/23/2025	250.0	242.3	209.5	0.10%

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
JUNE 30, 2016 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
800 on the Trax LLC and Matrix Z LLC	Nonmetallic Mineral Product Manufacturing	Term Loan	Prime plus 2.75%	12/23/2040	$240.0	$239.1	$234.6	0.11%
Ridge Road Equestrian LLC dba Ricochet Ridge Ranch Inc	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/23/2040	102.5	101.8	102.1	0.05%
Optima Health Care Inc	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/23/2025	62.5	60.6	60.6	0.03%
Premier Athletic Center of Ohio Inc. and Gates Investments and Wade Ga	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/22/2028	882.0	863.2	868.2	0.42%
B&B Organics LLC	Beverage and Tobacco Product Manufacturing	Term Loan	Prime plus 2.75%	12/22/2040	375.0	372.3	381.3	0.19%
Joyce Outdoor Advertising Chicago LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/22/2040	300.0	299.3	284.5	0.14%
The LAX Shop Inc	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	12/22/2025	125.0	121.2	121.2	0.06%
Hattingh Incorporated dba Prosthetic Care Facility	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/21/2025	18.0	17.4	15.4	0.01%
G.W. Fitness Centers, LLC and J.G. Fitness LLC and NP Gym LLC and ANA	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/18/2040	1,025.0	1,017.5	1,042.1	0.51%
Accent Tag and Label Inc	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	12/18/2040	665.8	660.9	650.8	0.32%
Trip Consultants U.S.A. Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/18/2025	175.0	169.6	141.9	0.07%
Labmates LLC	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	12/18/2040	162.5	161.3	165.2	0.08%
Jay Kevin Gremillion dba Dino Smiles Children’s Cosmetic Dentistry	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/18/2025	73.0	72.5	63.2	0.03%
Abbondanza Market LLC dba Hampton Falls Village Market	Food and Beverage Stores	Term Loan	Prime plus 2.75%	12/18/2025	73.8	70.6	61.0	0.03%
Capital Scrap Metal LLC	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	12/18/2025	36.0	34.9	29.5	0.01%
Mustafa Inc dba Adiba Grocery	Food and Beverage Stores	Term Loan	Prime plus 2.75%	12/17/2025	103.8	100.6	99.3	0.05%
Sourceco Limited Liability Company	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	12/17/2025	62.5	60.6	52.6	0.03%
Learning Skills LLC and Christopher Shrope	Educational Services	Term Loan	Prime plus 2.75%	12/17/2025	10.8	10.5	8.8	—%
New York Home Health Care Equipment, LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/16/2025	875.0	848.2	825.5	0.40%
Swalm Sreet LLC and New York Home Health Care Equipment LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/16/2040	375.0	372.3	370.0	0.18%
JAG Unit 1, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/16/2025	250.0	242.3	202.7	0.10%
Abitino’s JFK LLC dba Abitino’s	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/16/2022	125.0	121.3	106.8	0.05%
D&G Capital LLC dba Miami Grill 277	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/16/2025	83.8	87.8	80.9	0.04%
Moments to Remember USA LLC dba Retain Loyalty	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/16/2025	75.0	72.8	66.1	0.03%
SDA Holdings LLC and Les Cheveux Salon Inc	Personal and Laundry Services	Term Loan	Prime plus 2.75%	12/15/2040	428.8	425.6	412.2	0.20%
Evans & Paul LLC and E&P Holdings I LLC	Nonmetallic Mineral Product Manufacturing	Term Loan	Prime plus 2.75%	12/15/2025	125.0	121.2	105.0	0.05%

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
JUNE 30, 2016 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Basista Family Limited Partnership and UPE, Inc.	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	12/14/2040	$342.5	$340.0	$333.4	0.16%
DC Enterprises Ltd. dba Lakeview True Value	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	12/14/2025	22.5	21.8	20.6	0.01%
Alexandra Afentoulides dba Vi’s Pizza Restaurant	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/11/2040	46.3	45.9	47.0	0.02%
ENI Inc. dba ENI Group, Inc	Other Information Services	Term Loan	Prime plus 2.75%	12/11/2025	36.0	34.9	30.7	0.02%
AGR Foodmart Inc dba Nashua Road Mobil	Gasoline Stations	Term Loan	Prime plus 2.75%	12/11/2025	22.5	21.8	20.5	0.01%
Tri-State Remodeling & Investments, LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/11/2025	15.9	15.4	14.8	0.01%
Cares, Inc dba Dumpling Grounds Day Care Center	Social Assistance	Term Loan	Prime plus 2.75%	12/10/2025	7.5	7.3	7.1	—%
Custom Exteriors, Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/9/2025	100.0	96.9	84.3	0.04%
Sushiya, Inc.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/8/2025	108.8	105.4	91.9	0.04%
My Jewels, LLC dba The UPS Store #6712	Administrative and Support Services	Term Loan	Prime plus 2.75%	12/7/2025	56.3	55.6	46.5	0.02%
LC Blvd Holdings LLC and Mt Pleasant Wash & Wax LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	12/4/2040	502.5	498.9	496.6	0.24%
American Campgrounds LLC dba Whit’s End Campground	Accommodation	Term Loan	Prime plus 2.75%	12/4/2040	293.0	290.9	290.2	0.14%
Food & Fuel Company LLC dba Lowery Food Mart	Food and Beverage Stores	Term Loan	Prime plus 2.75%	12/4/2040	122.5	121.6	124.1	0.06%
Blue Ox Trucking Inc.	Truck Transportation	Term Loan	Prime plus 2.75%	12/4/2025	12.3	11.9	11.9	0.01%
Tariq, LLC dba 76 Food Mart	Gasoline Stations	Term Loan	Prime plus 2.75%	12/2/2040	375.0	372.3	371.1	0.18%
401 JJS, Corp and G. Randazzo’s Trattoria Corporation	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/1/2040	52.8	52.5	51.5	0.03%
Block and Grinder LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/30/2025	200.0	195.1	192.5	0.09%
Japp Business Inc dba Pick and Eat and Japp Drink Corp.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/30/2025	125.0	120.4	106.3	0.05%
Smokeyard Inc dba Smokeyard BBQ and Chop Shop	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/30/2025	125.0	120.4	103.1	0.05%
Delta Aggregate, LLC	Mining (except Oil and Gas)	Term Loan	Prime plus 2.75%	11/30/2025	100.0	96.8	96.8	0.05%
Hurshell Leon Dutton dba High Jump Party Rentals	Rental and Leasing Services	Term Loan	Prime plus 2.75%	11/30/2025	17.6	16.9	16.6	0.01%
Alejandro Rico dba Rico Motors and Golden West Motel and Alrima Co Inc	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	11/25/2040	146.3	145.0	148.1	0.07%
State Painting and Decorating Co Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	11/25/2025	100.0	96.3	80.6	0.04%
Medeiros Holdings Inc dba Outdoor Lighting Perspectives of the Triad	Electrical Equipment, Appliance, and Component Manufacturing	Term Loan	Prime plus 2.75%	11/25/2025	22.5	21.7	18.1	0.01%
DWeb Studio, Inc.	Educational Services	Term Loan	Prime plus 2.75%	11/25/2025	11.3	10.8	9.1	—%
Sambella Holdings, LLC and Strike Zone Entertainment Center LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	11/23/2040	750.0	750.0	768.1	0.38%

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
JUNE 30, 2016 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Play and Learn Child Care and School Inc	Social Assistance	Term Loan	Prime plus 2.75%	11/23/2025	$11.1	$10.7	$10.7	0.01%
CNYP 717 Irondequoit LLC and CNYP 2002 Ontario LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/20/2040	244.4	242.2	224.3	0.11%
Haven Hospitality Group Inc. dba Haven Gastropub	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/20/2025	132.5	127.6	108.9	0.05%
Ronny Ramirez RX Corp dba Naturxheal Family Pharmacy	Health and Personal Care Stores	Term Loan	Prime plus 2.75%	11/20/2025	89.0	86.8	74.1	0.04%
S.B.B. Enterprises Inc dba Williamston Hardware	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	11/19/2040	108.8	107.8	100.1	0.05%
Bradley Stinson and Associates Inc	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	11/19/2025	15.0	14.4	12.1	0.01%
Key Pix Productions Inc. dba Air Bud Entertainment	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	11/18/2040	839.8	832.4	852.5	0.42%
Holloway & CO. P.L.L.C.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	11/16/2025	75.0	72.2	72.2	0.04%
RDT Enterprises, L.L.C.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	11/12/2025	22.5	21.7	20.2	0.01%
E.S.F.P. LLC dba Volusia Van and Storage	Truck Transportation	Term Loan	Prime plus 2.75%	11/11/2025	91.3	87.9	75.3	0.04%
Green Life Lawnscapes LLC dba Green Life Lawn Care	Administrative and Support Services	Term Loan	Prime plus 2.75%	11/6/2025	127.3	122.5	118.4	0.06%
Jumbomarkets Inc dba Rines Jumbomarkets	Food and Beverage Stores	Term Loan	Prime plus 2.75%	11/4/2025	306.3	294.9	283.8	0.14%
Joseph Nich and Tina M. Nich dba Vic’s Greenhouses	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	11/4/2025	62.5	60.2	60.2	0.03%
Bisson Transportation Inc dba I & R Associates and Document Security	Truck Transportation	Term Loan	Prime plus 2.75%	10/30/2025	22.5	21.5	20.0	0.01%
Top Cat Ready Mix, LLC, Ples Investments LLC, and Pappy’s Sand and	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	10/28/2025	711.3	681.2	593.1	0.29%
L.M. Jury Enterprises, Inc dba Midwest Monograms	Textile Product Mills	Term Loan	Prime plus 2.75%	10/28/2025	77.0	73.7	63.0	0.03%
Financial Network Recovery	Administrative and Support Services	Term Loan	Prime plus 2.75%	10/26/2025	40.0	38.3	32.0	0.02%
Windsor Direct Distribution LLC	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	10/26/2025	14.3	13.6	11.4	0.01%
Kup’s Auto Spa, Inc.	Repair and Maintenance	Term Loan	Prime plus 2.75%	10/23/2025	62.5	60.8	59.1	0.03%
Jacksonville Beauty Institute Inc. dba Beauty Institute’s	Educational Services	Term Loan	Prime plus 2.75%	10/23/2025	50.0	47.8	40.0	0.02%
Insurance Fire & Water Restorations, LLC	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	10/23/2025	22.5	21.5	20.3	0.01%
New Hampshire Precision Metal Fabricators, Inc.	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	10/23/2025	22.5	21.5	21.5	0.01%
Werthan Packaging Inc.	Paper Manufacturing	Term Loan	Prime plus 2.75%	10/14/2025	1,162.5	1,126.2	1,045.6	0.51%
Tannehill Enterprises Inc dba Hobbytown USA Folsom	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	10/14/2025	87.4	83.6	69.9	0.03%
ADMO Inc dba Mid States Equipment	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	10/8/2025	22.5	21.5	18.5	0.01%

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
JUNE 30, 2016 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Recycling Consultants, Inc. and Prairie State Salvage and Recycling Inc	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	9/30/2027	$767.5	$737.8	$659.4	0.32%
R.H. Hummer Jr., Inc.	Truck Transportation	Term Loan	Prime plus 2.75%	9/30/2025	375.0	368.0	348.9	0.17%
Barub Realty LLC and Barub LLC dba Woodlawn Cabinets	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	9/30/2040	143.0	141.3	143.9	0.07%
Naeem Khan LTD	Apparel Manufacturing	Term Loan	Prime plus 2.75%	9/30/2025	125.0	118.8	99.3	0.05%
Bat Bridge Investments Inc dba Kalologie 360 Spa	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/30/2025	85.5	82.8	69.2	0.03%
SCJEN Management Inc dba Bowl of Heaven	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/30/2025	71.3	68.4	57.2	0.03%
Accent Homes Services LLC dba Benjamin Franklin Plumbing of Kansas City	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	9/30/2028	66.5	64.2	61.7	0.03%
Binky’s Vapes LLC	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	9/30/2025	22.5	21.4	17.9	0.01%
Joyce Outdoor Advertising LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/29/2040	234.8	232.9	234.6	0.11%
The Grasso Companies LLC and Grasso Pavement Maintenance LLC Veranda	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	9/28/2025	518.8	493.9	488.3	0.24%
RIM Investments LLC and RIM Architects LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/28/2040	399.0	394.3	382.6	0.19%
Greensward of Marco Inc.	Administrative and Support Services	Term Loan	Prime plus 2.75%	9/28/2040	87.5	86.5	84.3	0.04%
Yachting Solutions LLC	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	9/25/2040	962.5	951.2	906.9	0.44%
Sandlot Ventures LLC and Sandbox Ventures LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/25/2040	442.5	437.3	417.8	0.20%
Hemingway Custom Cabinetry LLC	Furniture and Related Product Manufacturing	Term Loan	Prime plus 2.75%	9/25/2025	220.0	209.1	179.0	0.09%
South Towne Dental Center, P.C.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/25/2025	50.0	47.5	47.5	0.02%
Daniel W. Stark dba Mountain Valley Lodge and RV Park	Accommodation	Term Loan	Prime plus 2.75%	9/25/2040	13.5	13.3	13.7	0.01%
Prestigious LifeCare for Seniors LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/25/2025	9.8	9.3	8.5	—%
St Lawrence Hotel Corp and Oheka Catering Inc dba Quality Inn	Accommodation	Term Loan	Prime plus 2.75%	9/24/2040	625.0	617.6	608.0	0.30%
Hagerstown Muffler, Inc. and JMS Muffler, Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	9/24/2040	327.5	323.6	331.4	0.16%
J.R. Wheeler Corporation dba Structurz Exhibits and Graphics	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	10/24/2025	21.0	20.0	20.0	0.01%
J3K LLC dba Ronan True Value Hardware	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	9/23/2025	152.5	144.9	121.2	0.06%
Stormrider Inc dba Shirley’s Stormrider Inc	Truck Transportation	Term Loan	Prime plus 2.75%	9/23/2025	67.5	64.7	54.1	0.03%
Rutledge Enterprises Inc dba BLC Property Management	Administrative and Support Services	Term Loan	Prime plus 2.75%	9/23/2040	62.5	61.3	60.3	0.03%
Finish Strong Inc dba FASTSIGNS St Peters	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	9/23/2025	50.0	47.5	39.7	0.02%
Nova Solutions Inc	Furniture and Related Product Manufacturing	Term Loan	Prime plus 2.75%	9/22/2040	320.0	316.2	311.6	0.15%

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
JUNE 30, 2016 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Pine Belt Wood Products LLC	Forestry and Logging	Term Loan	Prime plus 2.75%	9/22/2040	$163.8	$161.8	$146.6	0.07%
Frozen Treats of Hollywood FL, LLC dba Sub Zero Ice Cream	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/22/2025	15.8	15.0	13.2	0.01%
IIoka Inc dba New Cloud Networks	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/21/2025	665.0	635.0	530.8	0.26%
Sound Manufacturing Inc	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	9/21/2025	50.0	47.6	42.1	0.02%
Vallmar Studios, LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/21/2025	15.8	15.0	12.5	0.01%
Scent-Sation Inc	Textile Product Mills	Term Loan	Prime plus 2.75%	9/18/2040	687.5	685.5	696.7	0.34%
Vanderhoof LLC dba Soxfords	Apparel Manufacturing	Term Loan	Prime plus 2.75%	9/18/2025	15.9	15.1	12.6	0.01%
MiJoy Inc dba Imo’s Pizza	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/18/2025	8.3	7.8	6.6	—%
Naeem Khan LTD	Apparel Manufacturing	Term Loan	Prime plus 2.75%	9/17/2025	125.0	118.8	99.3	0.05%
Import Car Connection Inc dba Car Connection	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	9/16/2040	407.5	402.7	406.2	0.20%
FirstVitals Health and Wellness Inc	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	9/15/2025	150.0	142.5	119.2	0.06%
Johnson Carwash LLC and Johnson Petroleum LLC	Gasoline Stations	Term Loan	Prime plus 2.75%	9/14/2040	340.0	337.9	344.9	0.17%
Almost Home Daycare LLC	Social Assistance	Term Loan	Prime plus 2.75%	9/11/2025	62.5	59.4	58.1	0.03%
Veliu LLC dba FASTSIGNS #15901	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	9/10/2025	50.0	48.1	41.4	0.02%
B and A Friction Materials Inc	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	9/9/2025	102.5	97.4	81.4	0.04%
Gardner’s Wharf Holdings LLC and Gardner’s Wharf Seafood Inc	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	9/8/2040	140.0	138.4	141.7	0.07%
Empower Autism Academy	Social Assistance	Term Loan	Prime plus 2.75%	9/4/2040	685.0	676.9	693.1	0.34%
AIG Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	9/4/2040	363.8	359.5	338.3	0.17%
Higher Grounds Community Coffeehouse, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/2/2025	8.3	7.8	6.8	—%
The Camera House Inc	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	8/31/2025	1,250.0	1,179.9	1,073.4	0.53%
Delray Scrap Recycling LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	8/31/2025	22.5	21.0	17.5	0.01%
P and D Enterprises Ind dba Wallaby’s Liquor Warehouse	Food and Beverage Stores	Term Loan	Prime plus 2.75%	8/28/2040	888.9	877.1	861.8	0.42%
J and K Fitness L.L.C. dba Physiques Womens Fitness Center	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	2/28/2041	93.8	93.4	93.3	0.05%
Zephyr Seven Series LLC dba 18/8 Fine Men’s Salon	Personal and Laundry Services	Term Loan	Prime plus 2.75%	8/28/2025	81.3	79.5	68.1	0.03%
LAN Doctors Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/28/2025	81.3	76.7	69.2	0.03%
Trading Group 3 Inc	Nonstore Retailers	Term Loan	Prime plus 2.75%	8/28/2025	50.0	47.2	39.5	0.02%
Elite Institute LLC dba Huntington Learning Center	Educational Services	Term Loan	Prime plus 2.75%	8/28/2025	15.0	14.3	12.0	0.01%

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
JUNE 30, 2016 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
B and J Catering Inc dba Culinary Solutions	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/27/2040	$547.5	$544.6	$522.2	0.26%
3000 CSI Property LLC and Consulting Solutions Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/20/2040	137.5	135.7	136.6	0.07%
God Be Glorified Inc dba GBG Inc	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	8/20/2025	53.0	50.0	41.8	0.02%
GDP Gourmet LLC dba Joe and John’s Pizza Restaurant	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/19/2040	145.0	143.1	139.9	0.07%
Gold Jet Corp.	Couriers and Messengers	Term Loan	Prime plus 2.75%	8/14/2025	68.3	67.0	60.4	0.03%
Screenmobile Management Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	8/14/2025	47.0	44.3	37.5	0.02%
SKJ Inc dba Subway	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/13/2025	84.8	80.1	68.0	0.03%
LP Industries Inc dba Childforms	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	7/29/2025	125.0	120.1	111.4	0.05%
Advanced Machine & Technology, Inc.	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	7/29/2025	90.3	84.6	77.5	0.04%
Pauley Tree and Lawn Care Inc	Administrative and Support Services	Term Loan	Prime plus 2.75%	7/28/2025	65.8	61.6	54.8	0.03%
C& D Medical of Naples, Inc and Forever & Always of Naples, Inc dba I	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	7/24/2040	135.0	133.0	123.0	0.06%
Forever & Always of Naples Inc dba Island Animal Hospital	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	7/24/2025	107.5	100.8	91.1	0.04%
Beale Street Blues Company-West Palm Beach LLC dba Lafayette’s-West Palm	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	7/24/2025	66.3	62.1	54.1	0.03%
Pooh’s Corner Realty LLC and Pooh’s Corner Inc	Social Assistance	Term Loan	Prime plus 2.75%	7/23/2040	103.8	102.4	103.8	0.05%
Smart Artists Inc.	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	7/23/2025	22.5	21.1	17.6	0.01%
Aaron Delgado and Associates Inc	Administrative and Support Services	Term Loan	Prime plus 2.75%	7/22/2025	8.2	7.7	6.4	—%
Free Ion Advisors LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	7/21/2025	64.3	60.2	50.4	0.02%
Murrayville Donuts, Inc dba Dunkin’ Donuts	Food and Beverage Stores	Term Loan	Prime plus 2.75%	7/15/2040	344.5	342.5	328.4	0.16%
Union 2 LLC dba The Standard	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/10/2025	91.5	89.0	81.4	0.04%
The Smile Place LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/30/2040	283.9	279.7	276.3	0.14%
Anglin Cultured Stone Products LLC dba Anglin Construction	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/30/2025	281.8	262.3	230.1	0.11%
Thrifty Market, Inc. dba Thrifty Foods	Food and Beverage Stores	Term Loan	Prime plus 2.75%	6/30/2030	262.5	252.3	223.7	0.11%
All About Smiles P A	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/30/2040	237.7	234.2	231.3	0.11%
BJ’s Tavern LLC and BJ’s Cabana Bar Inc	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/30/2040	212.5	209.0	205.8	0.10%
Jonathan E Nichols and Nichols Fire and Security LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	6/30/2025	75.0	69.8	66.0	0.03%
Danny V, LLC dba Hugo’s Taproom	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/30/2040	54.0	52.7	48.8	0.02%

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
JUNE 30, 2016 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Advanced Skincare Medcenter Inc dba Advanced Skincare Surgery	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/29/2025	$337.5	$314.1	$267.7	0.13%
Summit Beverage Group LLC	Beverage and Tobacco Product Manufacturing	Term Loan	Prime plus 2.75%	8/29/2030	291.9	280.7	254.4	0.12%
R2 Tape Inc dba Presto Tape	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	6/29/2025	176.3	164.1	155.6	0.08%
Myclean Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	6/29/2025	15.9	14.8	12.4	0.01%
Jihan Inc dba ARCO AM/PM and Diana Inc dba Diana’s Recycling	Gasoline Stations	Term Loan	Prime plus 2.75%	6/26/2040	380.0	373.8	365.0	0.18%
CEM Autobody LLC dba Dawn’s Autobody	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/26/2040	135.5	133.3	128.6	0.06%
SofRep, Inc dba Force 12 Media	Other Information Services	Term Loan	Prime plus 2.75%	6/26/2025	66.3	61.7	51.5	0.03%
E & G Enterprises LLC dba Comfort Keepers	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/26/2025	22.5	20.9	17.6	0.01%
TJU-DGT Inc dba The Lorenz Cafe	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/26/2029	20.6	19.7	19.7	0.01%
Ohs Auto Body, Inc. dba Ohs Body Shop	Repair and Maintenance	Term Loan	7.2775%	6/25/2040	1,207.5	1,196.9	1,152.7	0.56%
Wolf Enviro Interests, LLC and Enviromax Services Inc	Administrative and Support Services	Term Loan	Prime plus 2.75%	6/25/2040	246.5	242.5	223.7	0.11%
Amboy Group, LLC dba Tommy’s Moloney’s	Food Manufacturing	Term Loan	Prime plus 2.75%	6/24/2025	454.0	433.0	432.7	0.21%
Evinger PA One, Inc. dba Postal Annex, Falcon	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	6/24/2025	22.5	20.9	18.7	0.01%
Richards Plumbing and Heating Co., Inc. dba Richards Mechanical	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/23/2040	551.8	542.7	555.5	0.27%
RJI Services, Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/23/2025	22.5	20.8	17.4	0.01%
Real Help LLC dba Real Help Decorative Concrete	Administrative and Support Services	Term Loan	Prime plus 2.75%	6/22/2025	53.1	49.5	48.1	0.02%
Balthazar Management Virgin Islands, LLC dba The Beach Cafe	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/22/2025	15.8	14.7	14.7	0.01%
KRN Logistics, LLC, Newsome Trucking, Inc	Truck Transportation	Term Loan	Prime plus 2.75%	6/19/2025	543.5	506.0	457.9	0.22%
PM Cassidy Enterprises, Inc. dba Junk King	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	6/19/2025	14.9	13.9	11.6	0.01%
Inverted Healthcare Staffing of Florida LLC dba Interim Healthcare Tra	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/18/2025	61.3	57.0	47.6	0.02%
Square Deal Siding Company, LLC dba Square Deal Siding Company	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/18/2025	22.5	21.0	21.0	0.01%
Flooring Liquidators Inc and Flooring Liquidators of Mt Kisco LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/17/2025	437.5	407.3	399.1	0.20%
AM PM Properties, LLC and AM PM Willington, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/17/2040	87.1	85.4	86.0	0.04%
Nelson Sargsyan dba HDA Trucking	Support Activities for Transportation	Term Loan	Prime plus 2.75%	6/16/2025	130.5	121.9	101.8	0.05%
Mirage Plastering Inc and Mpire LLC and Mpire II LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/12/2040	338.8	333.2	290.2	0.14%
Anturio Marketing Inc dba Logic Consulting	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/12/2040	290.3	285.5	292.2	0.14%

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
JUNE 30, 2016 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Bizzare Foods Inc dba Trooper Foods	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	6/12/2025	$125.0	$115.0	$96.1	0.05%
Eldredge Tavern LLC dba Gonyea’s Tavern	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/8/2040	56.3	55.3	56.6	0.03%
ViAr Visual Communications, Inc. dba Fastsigns 281701	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	6/5/2025	62.0	57.7	49.5	0.02%
Chitalian Fratelli LLC dba Francesca Brick Oven Pizza and Pasta	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/5/2025	16.1	14.6	12.2	0.01%
Nicor LLC dba Fibrenew Sacramento	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/5/2022	13.8	12.3	10.2	—%
Video Vault & Tanning LLC and Mosaic Salon LLC	Rental and Leasing Services	Term Loan	Prime plus 2.75%	6/4/2040	90.5	89.1	91.1	0.04%
Medworxs LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/3/2025	125.0	116.4	98.2	0.05%
DTM Parts Supply Inc.	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	6/2/2025	62.8	58.4	48.8	0.02%
XCESSIVE THROTTLE, INC dba Jake’s Roadhouse	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/29/2025	8.3	7.6	6.4	—%
God is Good LLC dba BurgerFi	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/27/2025	67.3	20.4	20.4	0.01%
Villela CPA PL	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	5/27/2025	9.0	8.3	7.2	—%
Douglas Posey and Sally Watkinson dba Audrey’s Farmhouse	Accommodation	Term Loan	Prime plus 2.75%	5/20/2040	174.1	171.0	170.4	0.08%
Pen Tex Inc dba The UPS Store	Administrative and Support Services	Term Loan	Prime plus 2.75%	5/20/2025	22.0	20.4	17.0	0.01%
Capstone Pediatrics PLLC and Capstone Healthcare Consulting LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	5/15/2025	717.3	664.7	570.7	0.28%
15 McArdle LLC and No Other Impressions Inc	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	5/15/2040	257.1	252.5	238.4	0.12%
E-Z Box Storage, Inc.	Real Estate	Term Loan	Prime plus 2.75%	5/11/2025	89.3	82.5	82.4	0.04%
Guard Dogs MFS LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	5/8/2025	65.0	60.1	50.7	0.02%
George S Cochran DDS Inc	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	5/7/2025	130.0	120.2	100.7	0.05%
South Park Properties LLC and Midlothian Hardware LLC dba Gril	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	5/6/2040	170.5	166.3	169.9	0.08%
200 North 8th Street Associates LLC and Enchanted Acres Fa	Food Manufacturing	Term Loan	Prime plus 2.75%	5/4/2028	494.6	479.6	481.9	0.24%
Matthew Taylor and Landon Farm LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	5/4/2040	100.0	98.9	88.7	0.04%
Cares Inc dba Dumpling Grounds Day Care Center	Social Assistance	Term Loan	Prime plus 2.75%	5/1/2040	81.9	78.0	79.9	0.04%
RDRhonehouse ENT. LLC dba Chill Skinz	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	4/29/2025	88.9	81.6	68.2	0.03%
Orchid Enterprises Inc dba Assisting Hands of Sussex County	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	4/24/2025	15.0	13.8	11.5	0.01%
Ragazza Restaurant Group, Inc. dba Bambolina	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/21/2025	22.5	20.7	18.2	0.01%
Diamond Solutions LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	4/21/2025	22.5	20.5	17.1	0.01%
Giacchino Maritime Consultants Inc	Personal and Laundry Services	Term Loan	Prime plus 2.75%	4/17/2025	22.5	20.7	17.3	0.01%

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
JUNE 30, 2016 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Sound Coaching Inc	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	4/14/2025	$44.4	$40.8	$34.1	0.02%
Carolina Beefs, LLC dba Beef O’Brady’s	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/13/2025	19.5	17.9	15.0	0.01%
Faramarz Nikourazm dba Car Clinic Center	Repair and Maintenance	Term Loan	Prime plus 2.75%	4/3/2040	73.8	72.2	70.4	0.03%
Advance Case Parts RE Holdings LLC and Advance Case Parts Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/31/2040	758.3	744.5	694.8	0.34%
T and B Boots Inc dba Takkens	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	3/31/2025	807.8	736.6	696.6	0.34%
Mid-South Lumber Co. of Northwest Florida, Inc.	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	3/31/2040	428.8	419.8	389.3	0.19%
HAVANA CENTRAL NJ1, LLC dba Havana Central	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/31/2025	250.0	235.2	231.2	0.11%
Copper Beech Financial Group LLC	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	3/30/2025	125.0	113.9	103.6	0.05%
Delta Aggregate LLC	Mining (except Oil and Gas)	Term Loan	Prime plus 2.75%	3/30/2025	90.0	85.1	85.0	0.04%
Foresite Realty Partners LLC and Foresite Real Estate Holdings LLC	Real Estate	Term Loan	Prime plus 2.75%	3/27/2025	1,238.3	1,128.4	942.3	0.46%
Shellhorn and Hill Inc dba Total Fleet Service	Nonstore Retailers	Term Loan	Prime plus 2.75%	3/27/2040	1,040.3	1,014.7	941.3	0.46%
Sunset Marine Resort LLC and GoXpeditions LLC and Lavon Gomes and Trac	Accommodation	Term Loan	Prime plus 2.75%	3/27/2040	301.8	295.4	302.3	0.15%
South Florida Air Conditioning and Refrigeration Corp.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	3/27/2040	155.5	152.3	153.1	0.07%
Balthazar Management Virgin Islands LLC dba The Beach Cafe	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/27/2025	123.3	112.3	112.2	0.05%
Shorr Enterprises Inc dba New Design Furniture Manufacturers	Furniture and Related Product Manufacturing	Term Loan	Prime plus 2.75%	3/27/2025	106.5	97.1	89.7	0.04%
Geo Los Angeles LLC dba Geo Film Group	Rental and Leasing Services	Term Loan	Prime plus 2.75%	3/26/2025	130.0	118.5	108.7	0.05%
Joyce Outdoor Advertising NJ LLC and Joyce Outdoor Advertising LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/26/2040	54.0	52.9	53.3	0.03%
Carpet Exchange of North Texas Inc and Clyde E. Cumbie Jr	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	3/25/2040	810.0	793.0	804.4	0.39%
Zero-In Media Inc	Data Processing, Hosting, and Related Services	Term Loan	Prime plus 2.75%	3/25/2025	22.5	20.5	17.1	0.01%
Loriet LLC	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	3/24/2025	12.0	10.9	9.1	—%
Shelton Incorporated dba Mrs. Winners	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/20/2040	112.5	110.1	112.0	0.05%
Jaymie Hazard dba Indigo Hair Studio and Day Spa	Personal and Laundry Services	Term Loan	Prime plus 2.75%	3/20/2040	42.9	42.0	40.7	0.02%
R & R Security and Investigations Inc dba Pardners Lake Buchanan	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/19/2040	85.4	83.7	85.6	0.04%
MMS Realty, LLC and Molecular MS Diagnostics LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/18/2040	160.7	157.4	151.2	0.07%
BND Sebastian Limited Liability Company and Sebastian Fitness	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/16/2040	172.5	168.9	168.1	0.08%

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
JUNE 30, 2016 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Royal Crest Motors LLC	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	3/16/2040	$91.3	$89.3	$87.5	0.04%
Firm Foundations Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	3/13/2025	81.3	74.0	66.0	0.03%
Douglas Printy Motorsports, Inc. dba Blackburn Trike	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	3/9/2040	191.8	187.7	180.5	0.09%
Luigi’s on Main LLC and Luigi’s Main Street Pizza Inc	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/4/2025	11.3	10.3	10.2	—%
Calhoun Satellite Communications Inc and Transmission Solutions Group	Broadcasting (except Internet)	Term Loan	Prime plus 2.75%	2/27/2025	952.8	861.3	755.3	0.37%
J&M Concessions Inc dba A 1 Liquors	Food and Beverage Stores	Term Loan	Prime plus 2.75%	2/27/2025	87.5	80.0	71.6	0.04%
Baystate Firearms and Training, LLC	Educational Services	Term Loan	Prime plus 2.75%	2/27/2025	63.4	57.2	48.3	0.02%
Road to Sedona Inc dba Thirteen	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/27/2025	56.6	51.2	43.5	0.02%
Kingseal LLC dba Desoto Health and Rehab Center	Nursing and Residential Care Facilities	Term Loan	Prime plus 2.75%	2/26/2040	1,250.0	1,221.9	1,250.2	0.61%
Pace Motor Lines, Inc.	Truck Transportation	Term Loan	Prime plus 2.75%	2/26/2025	66.2	59.9	59.8	0.03%
Nelson Financial Services LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	2/24/2025	12.5	11.3	9.4	—%
Kiddie Steps 4 You Inc.	Social Assistance	Term Loan	Prime plus 2.75%	2/19/2040	61.8	60.5	57.8	0.03%
Triangle Trash LLC dba Bin There Dump That	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	2/18/2025	74.4	67.2	60.6	0.03%
Silva Realty Holdings, LLC and MF-Silva Enterprises, Inc. dba T	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/11/2040	171.6	167.9	160.6	0.08%
740 Barry Street Realty LLC and Wild Edibles Inc	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	2/10/2040	492.5	481.4	492.6	0.24%
Kostekos Inc dba New York Style Pizza	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/6/2040	66.3	64.8	63.1	0.03%
DuCharme Realty LLC and DuCharme Enterprises LLC dba Specialty	Wood Product Manufacturing	Term Loan	Prime plus 2.75%	2/2/2040	225.1	220.1	207.9	0.10%
Limameno LLC dba Sal’s Italian Ristorante	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/23/2025	83.3	74.8	64.5	0.03%
Palmabak Inc dba Mami Nora’s	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/22/2025	21.5	18.4	18.4	0.01%
Jung Design Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	1/20/2022	8.4	7.0	5.9	—%
Grand Blanc Lanes, Inc. and H, H and H, LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/31/2039	133.0	129.8	133.1	0.07%
First Prevention and Dialysis Center, LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/30/2024	273.3	261.0	253.1	0.12%
FHJE Ventures LLC and Eisenreich II Inc dba Breakneck Tavern	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/30/2039	245.5	240.6	235.6	0.12%
Evans and Paul LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	12/30/2024	223.8	199.3	196.2	0.10%
Bear Creek Entertainment, LLC dba The Woods at Bear Creek	Accommodation	Term Loan	Prime plus 2.75%	12/30/2024	106.3	94.8	95.5	0.05%
Bowlerama Inc	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/24/2039	1,202.5	1,173.4	1,214.2	0.59%

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
JUNE 30, 2016 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
The Lodin Group LLC and Lodin Health Imaging Inc dba Highlands Breast	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/23/2039	$530.3	$516.7	$503.3	0.25%
Thermoplastic Services Inc and Paragon Plastic Sheet, Inc	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	12/23/2039	500.0	487.2	504.1	0.25%
401 JJS Corporation and G. Randazzo Corporation	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/23/2039	473.5	465.5	474.0	0.23%
Atlantis of Daytona LLC and Ocean Club Sportswear Inc	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	12/23/2039	240.0	224.5	232.3	0.11%
Carolina Flicks Inc dba The Howell Theater	Motion Picture and Sound Recording Industries	Term Loan	Prime plus 2.75%	12/23/2032	163.3	155.8	153.1	0.07%
Beale Street Blues Company-West Palm Beach, LLC dba Lafayette Music Ha	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	12/22/2024	187.5	167.1	155.8	0.08%
The Jewelers Inc. dba The Jewelers of Las Vegas	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	12/19/2024	1,250.0	1,116.2	1,011.6	0.49%
B.S. Ventures LLC dba Dink’s Market	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	12/19/2039	53.8	52.4	54.1	0.03%
MM and M Management Inc dba Pizza Artista	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/19/2025	46.3	42.2	38.6	0.02%
B & W Towing, LLC and Boychucks Fuel LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	12/17/2039	164.5	160.3	158.7	0.08%
All American Games, LLC and Sportslink – The Game, LLC	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	12/10/2024	400.0	356.5	333.8	0.16%
The Conibear Corporation and Conibear Trucking, LLC	Truck Transportation	Term Loan	Prime plus 2.75%	12/5/2024	12.0	7.9	7.6	—%
Kemmer LLC and Apples Tree Top Liquors LLC	Food and Beverage Stores	Term Loan	Prime plus 2.75%	12/4/2039	138.4	134.8	132.3	0.06%
The Red Pill Management, Inc. dba UFC Gym Matthews	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	11/26/2024	54.3	48.8	45.4	0.02%
Trading Group 3, Inc.	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	11/26/2024	22.5	19.9	17.9	0.01%
Meridian Hotels, LLC dba Best Western Jonesboro	Accommodation	Term Loan	Prime plus 2.75%	11/25/2039	228.0	223.3	231.1	0.11%
Modern Manhattan LLC	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	11/25/2024	220.0	194.6	176.9	0.09%
Teamnewman Enterprises LLC dba Newmans at 988 and John H. Newman	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/25/2039	148.8	144.7	144.3	0.07%
Stormrider Inc dba Shirley’s Stormrider, Inc	Truck Transportation	Term Loan	Prime plus 2.75%	11/25/2024	150.0	133.9	120.5	0.06%
DeRidder Chiropractic LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	11/25/2024	13.2	11.7	11.6	0.01%
J&D Resources, LLC dba Aqua Science	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	11/21/2024	767.9	672.0	613.6	0.30%
Legacy Estate Planning Inc dba American Casket Enterprises	Personal and Laundry Services	Term Loan	Prime plus 2.75%	11/21/2024	42.0	37.2	33.4	0.02%
DC Real LLC and DC Enterprises LTD dba Lakeview True Value	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	11/20/2039	119.4	116.7	118.7	0.06%
MLM Enterprises LLC and Demand Printing Solutions Inc	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	11/18/2024	70.5	62.4	60.2	0.03%
JEJE Realty LLC and La Familia Inc	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/10/2039	205.8	199.1	198.8	0.10%

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
JUNE 30, 2016 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Joey O’s LLC and Jennifer Olszewski	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	11/7/2024	$13.1	$7.7	$6.9	—%
Laura L. Smith dba Lisa Smith Studio	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	11/3/2024	15.0	13.2	11.9	0.01%
Heartland American Properties LLC and Skaggs RV Outlet LLC	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	10/31/2039	479.0	465.2	471.7	0.23%
M and C Renovations Inc	Construction of Buildings	Term Loan	Prime plus 2.75%	10/31/2024	20.3	18.4	16.6	0.01%
Golden Transaction Corporation dba Bleh Sunoco	Gasoline Stations	Term Loan	Prime plus 2.75%	10/30/2039	156.7	152.2	155.6	0.08%
Kantz LLC and Kantz Auto LLC dba Kantz’s Hometown Auto	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	10/29/2039	68.1	66.6	67.3	0.03%
Seelan Inc dba Candleridge Market	Gasoline Stations	Term Loan	Prime plus 2.75%	10/27/2039	90.5	87.9	87.6	0.04%
185 Summerfield Inc and Valcon Contracting Corp	Construction of Buildings	Term Loan	Prime plus 2.75%	10/24/2039	162.3	157.6	160.6	0.08%
Navdeep B Martins and Busy Bubbles LLC dba Wishy Washy	Personal and Laundry Services	Term Loan	Prime plus 2.75%	10/24/2039	89.0	86.6	85.0	0.04%
3 F Management LLC and ATC Port Charlotte LLC dba Around The Clock Fitness	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	10/17/2024	131.3	115.2	107.7	0.05%
One Hour Jewelry Repair Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	10/14/2024	20.6	18.0	16.2	0.01%
Return to Excellence, Inc. dba The Waynesville Inn Golf & Spa	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	10/10/2039	1,250.0	1,227.2	1,269.9	0.62%
Capitol Waste and Recycling Services LLC	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	10/10/2024	257.8	226.3	212.9	0.10%
Sound Manufacturing Inc	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	10/10/2024	187.5	164.9	153.3	0.07%
DNT Storage and Properties LLC	Real Estate	Term Loan	Prime plus 2.75%	10/10/2039	101.8	98.8	101.1	0.05%
Boilermaker Industries LLC dba PostNet	Administrative and Support Services	Term Loan	Prime plus 2.75%	10/9/2024	18.8	6.8	6.8	—%
Doctors Express Management of Central Texas LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	10/8/2024	105.0	81.5	79.9	0.04%
Smith Spinal Care Center P.C. and James C. Smith	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	10/8/2039	60.0	58.3	58.9	0.03%
Michael Rey Jr. and Lynn J. Williams (EPC) and GIG Petcare dba Hickory	Personal and Laundry Services	Term Loan	Prime plus 2.75%	10/3/2039	126.9	121.9	124.2	0.06%
Sumad LLC dba BrightStar Care of Encinitas	Administrative and Support Services	Term Loan	Prime plus 2.75%	10/2/2024	92.5	46.7	47.0	0.02%
Roccos LLC and Sullo Pantalone Inc dba Rocco’s	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/30/2039	255.8	248.0	245.7	0.12%
Keller Holdings LLC and David H Keller III and Carie C Keller	Scenic and Sightseeing Transportation	Term Loan	Prime plus 2.75%	9/30/2039	100.0	97.0	99.8	0.05%
The Woods at Bear Creek LLC and Bear Creek Entertainment LLC	Accommodation	Term Loan	Prime plus 2.75%	9/29/2039	513.3	499.8	517.0	0.25%
Orange County Insurance Brokerage Inc dba Beaty Insurance Agency	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	9/29/2039	325.1	316.2	327.1	0.16%
Keys Phase One LLC dba The Grand Guesthouse	Accommodation	Term Loan	Prime plus 2.75%	9/26/2039	736.3	713.9	726.2	0.36%
Colts V LLC and Nowatzke Service Center, Inc dba Nowatzke Truck & Trai	Repair and Maintenance	Term Loan	Prime plus 2.75%	9/26/2039	601.8	583.5	591.8	0.29%

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
JUNE 30, 2016 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Gordon E Rogers dba Stonehouse Motor Inn	Accommodation	Term Loan	Prime plus 2.75%	9/26/2039	$57.5	$55.8	$57.7	0.03%
Auto Shine Carwash Inc and AKM R. Hossain and Jessica F. Masud	Gasoline Stations	Term Loan	Prime plus 2.75%	9/26/2024	22.5	19.6	18.1	0.01%
6 Price Avenue, LLC and Pauley Tree & Lawn Care, Inc	Administrative and Support Services	Term Loan	Prime plus 2.75%	9/24/2039	452.5	439.4	424.1	0.21%
North Columbia LLC and Loop Liquor and Convenience Store LLC	Food and Beverage Stores	Term Loan	Prime plus 2.75%	9/24/2039	159.3	154.4	156.8	0.08%
R A Johnson Inc dba Rick Johnson Auto and Tire	Repair and Maintenance	Term Loan	Prime plus 2.75%	9/23/2039	301.3	292.1	302.1	0.15%
Andrene’s LLC dba Andrene’s Caribbean Soul Food Carry Out	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/23/2024	37.8	31.3	28.2	0.01%
Utek Corporation dba Arcade Car Wash	Repair and Maintenance	Term Loan	Prime plus 2.75%	9/22/2039	405.5	402.1	413.6	0.20%
Play and Stay LLC dba Zoom Room Tinton Falls	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/18/2024	42.1	37.2	33.4	0.02%
Ryan Crick and Pamela J. Crick and Crick Enterprises Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	9/17/2039	145.5	141.1	145.9	0.07%
Modern Leather Goods Repair Shop Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	9/17/2024	58.8	50.7	45.6	0.02%
Tavern Properties LLC and Wildwood Tavern LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/15/2039	425.0	414.8	420.3	0.21%
Animal Intrusion Prevention Systems Holding Company, LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	9/15/2024	272.5	237.4	222.4	0.11%
RDT Enterprises LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	9/15/2027	162.8	148.2	147.3	0.07%
KW Zion, LLC and Key West Gallery Inc	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	9/12/2039	1,250.0	1,212.0	1,232.3	0.60%
Indy East Smiles Youth Dentistry LLC dba Prime Smile East	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/11/2024	630.2	549.0	495.8	0.24%
B&P Diners LLC dba Engine House Restaurant	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/10/2024	80.0	69.7	62.7	0.03%
Feel The World Inc dba Xero Shoes and Invisible Shoes	Leather and Allied Product Manufacturing	Term Loan	Prime plus 2.75%	9/5/2024	51.9	45.2	41.4	0.02%
Delta Aggregate LLC	Mining (except Oil and Gas)	Term Loan	Prime plus 2.75%	8/28/2039	911.3	862.4	892.1	0.44%
Lamjam LLC (EPC) Goldsmith Lambros Inc (OC)	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	8/27/2024	133.8	115.8	116.6	0.06%
Orange County Cleaning Inc	Administrative and Support Services	Term Loan	Prime plus 2.75%	8/27/2024	41.3	35.7	32.1	0.02%
Qycell Corporation	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	8/26/2024	121.0	104.7	99.3	0.05%
Atlas Auto Body Inc dba Atlas Auto Sales	Repair and Maintenance	Term Loan	Prime plus 2.75%	8/22/2039	51.6	49.9	49.8	0.02%
Grey Light Realty, LLC (EPC) NH Precision Metal Fabricators Inc (OC)	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	8/21/2039	1,226.0	1,186.8	1,198.8	0.59%
S&P Holdings of Daytona LLC (EPC) S&P Corporation of Daytona Beach	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	8/15/2039	433.5	413.6	427.8	0.21%
Barber Investments LLC and Fieldstone Quickstop LLC and Maine Dollar	Gasoline Stations	Term Loan	Prime plus 2.75%	8/15/2039	150.0	146.5	140.1	0.07%
Alpha Preparatory Academy LLC	Social Assistance	Term Loan	Prime plus 2.75%	8/15/2039	145.2	141.1	146.0	0.07%

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
JUNE 30, 2016 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Katie Senior Care LLC dba Home Instead Senior Care	Social Assistance	Term Loan	Prime plus 2.75%	8/15/2024	$124.3	$107.4	$96.6	0.05%
Almost Home Property LLC and Almost Home Daycare LLC	Social Assistance	Term Loan	Prime plus 2.75%	8/7/2039	715.8	693.9	711.1	0.35%
iFood, Inc. dba Steak N Shake	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/31/2024	379.1	337.8	319.6	0.16%
AGV Enterprises LLC dba Jet’s Pizza #42	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/31/2024	54.8	47.0	43.0	0.02%
575 Columbus Avenue Holding Company, LLC and LA-ZE LLC dba EST EST EST	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/30/2039	22.5	21.7	22.4	0.01%
L&S Insurance & Financial Services Inc	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	7/25/2024	22.5	19.3	17.5	0.01%
Honeyspot Investors LLP and Pace Motor Lines Inc	Truck Transportation	Term Loan	Prime plus 2.75%	7/24/2039	150.0	145.0	149.5	0.07%
Miss Cranston Diner II, LLC and Miss Cranston II Realty LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/17/2039	100.0	97.3	98.3	0.05%
Wired LLC and Moulison North Corporation	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	7/3/2024	150.1	138.3	130.7	0.06%
Honeyspot Investors LLP and Pace Motor Lines Inc	Truck Transportation	Term Loan	Prime plus 2.75%	6/30/2039	875.3	846.1	872.0	0.43%
iFood, Inc. dba Steak N Shake	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/30/2039	629.8	608.3	590.1	0.29%
Wired LLC and Moulison North Corporation	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/30/2024	500.0	457.2	432.0	0.21%
AMG Holding, LLC and Stetson Automotive, Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/30/2039	208.0	200.7	207.5	0.10%
Lisle Lincoln II Limited Partnership dba Lisle Lanes LP	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/30/2024	100.0	85.2	85.5	0.04%
Highway Striping Inc	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	6/30/2024	53.1	45.2	42.1	0.02%
FHJE Ventures LLC and Eisenreich II Inc. dba Breakneck Tavern	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/27/2039	321.8	310.5	313.5	0.15%
JPM Investments LLC and Carolina Family Foot Care P.A.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/26/2039	136.1	132.6	134.8	0.07%
Zinger Hardware and General Merchant Inc	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	6/26/2024	110.5	94.0	90.4	0.04%
Nikobella Properties LLC and JPO Inc dba Village Car Wash	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/25/2039	476.3	459.5	465.5	0.23%
RDJ Maayaa Inc dba RDJ Distributors	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	6/23/2024	8.7	7.3	6.6	—%
Big Sky Plaza LLC and Strickland, Incorporated dba Livingston True Value	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	6/20/2039	233.4	225.2	227.4	0.11%
510 ROK Realty LLC dba ROK Health and Fitness and Robert N. D’urso	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/19/2024	332.0	282.8	282.0	0.14%
Nirvi Enterprises LLC dba Howard Johnson/Knights Inn	Accommodation	Term Loan	Prime plus 2.75%	6/17/2039	920.3	887.8	918.0	0.45%
Hotels of North Georgia LLC dba Comfort Inn and Suites	Accommodation	Term Loan	Prime plus 2.75%	6/17/2039	837.5	808.0	835.3	0.41%
Global Educational Delivery Services LLC	Educational Services	Term Loan	Prime plus 2.75%	6/16/2024	60.0	51.7	52.0	0.03%
Rainbow Dry Cleaners	Personal and Laundry Services	Term Loan	Prime plus 2.75%	6/13/2024	122.5	104.2	97.4	0.05%

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
JUNE 30, 2016 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
NVR Corporation dba Discount Food Mart	Food and Beverage Stores	Term Loan	Prime plus 2.75%	6/11/2039	$68.3	$64.5	$66.7	0.03%
Sico & Walsh Insurance Agency Inc and The AMS Trust	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	6/6/2039	250.0	90.4	93.5	0.05%
Sujata Inc dba Stop N Save Food Mart and Dhruvesh Patel	Food and Beverage Stores	Term Loan	Prime plus 2.75%	6/3/2024	22.5	19.1	17.7	0.01%
Long Island Barber + Beauty LLC	Educational Services	Term Loan	Prime plus 2.75%	6/2/2039	55.5	53.5	53.6	0.03%
CJR LLC (EPC) and PowerWash Plus, Inc. (OC)	Repair and Maintenance	Term Loan	Prime plus 2.75%	5/30/2024	53.0	44.8	43.8	0.02%
Pocono Coated Products, LLC	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	5/30/2024	22.5	19.0	18.6	0.01%
R. A. Johnson, Inc. dba Rick Johnson Auto & Tire	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	5/29/2039	943.8	909.1	940.1	0.46%
Wilton Dental Care P.C.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	5/29/2024	128.1	110.3	100.1	0.05%
EGM Food Services Inc dba Gold Star Chili	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/29/2024	19.2	16.2	15.0	0.01%
Jonesboro Health Food Center LLC	Health and Personal Care Stores	Term Loan	Prime plus 2.75%	5/27/2024	60.0	50.6	45.7	0.02%
USI Properties LLC dba U Store It	Real Estate	Term Loan	Prime plus 2.75%	5/23/2039	144.6	139.3	143.3	0.07%
Bay State Funeral Services, LLC (EPC) and Riley Funeral Home Inc (OC)	Personal and Laundry Services	Term Loan	Prime plus 2.75%	5/21/2039	134.9	130.3	134.7	0.07%
Hae M. and Jin S. Park dba Buford Car Wash	Repair and Maintenance	Term Loan	Prime plus 2.75%	5/15/2039	166.5	159.6	158.5	0.08%
Moochie’s LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/13/2024	100.5	85.9	78.4	0.04%
The River Beas LLC and Punam Singh	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/8/2039	90.3	86.9	87.7	0.04%
AS Boyals LLC dba Towne Liquors	Food and Beverage Stores	Term Loan	Prime plus 2.75%	4/29/2039	117.5	113.0	116.8	0.06%
ENI Inc, Event Networks Inc, ENI Worldwide LLC and Spot Shop Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	4/25/2024	500.0	418.4	376.9	0.18%
Gerami Realty, LC (EPC) Sherrill Universal City Corral, LP	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/23/2027	78.8	69.8	70.3	0.03%
Complete Body & Paint, Inc.	Repair and Maintenance	Term Loan	Prime plus 2.75%	4/23/2039	20.8	20.0	20.7	0.01%
Island Wide Realty LLC and Long Island Partners, Inc.	Real Estate	Term Loan	Prime plus 2.75%	4/22/2039	103.8	99.9	103.3	0.05%
Aiello’s Pizzeria LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/18/2024	42.8	34.8	32.3	0.02%
Wilshire Media Systems Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	4/17/2024	186.3	155.8	143.1	0.07%
1899 Tavern & Tap LLC and Ale House Tavern & Tap LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/9/2039	137.5	131.2	133.8	0.07%
Eagle Aggregate Transportation, LLC and Eagle Pneumatic Transport LLC	Truck Transportation	Term Loan	Prime plus 2.75%	3/31/2024	1,250.0	622.3	625.6	0.31%
Hodges Properties LLC and Echelon Enterprises Inc dba Treads Bicycle	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	3/31/2039	449.0	431.0	438.5	0.21%
Dantanna’s Tavern LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/30/2024	164.3	138.3	129.2	0.06%

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
JUNE 30, 2016 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
RDT Enterprises, LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/31/2028	$141.2	$127.3	$129.3	0.06%
Kemmer, LLC (EPC) and Pitts Package Store, Inc.(OC)	Food and Beverage Stores	Term Loan	Prime plus 2.75%	3/31/2039	117.5	113.0	108.3	0.05%
Little People’s Village II LLC (OC) and Iliopoulos Realty LLC (EPC)	Social Assistance	Term Loan	Prime plus 2.75%	3/31/2039	101.5	98.2	96.5	0.05%
Little People’s Village II LLC (OC) and Iliopoulos Realty LLC (EPC)	Social Assistance	Term Loan	Prime plus 2.75%	3/31/2039	92.1	89.0	87.5	0.04%
Wilban LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/28/2039	427.5	410.8	416.1	0.20%
Lake Area Autosound LLC and Ryan H. Whittington	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	7/28/2039	125.0	121.7	121.9	0.06%
Sapienzo Properties LLC (EPC) CNS Self-Storage Inc (OC)	Real Estate	Term Loan	Prime plus 2.75%	3/27/2039	193.8	185.1	191.3	0.09%
Hascher Gabelstapler Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/26/2024	143.3	119.8	116.2	0.06%
Knowledge First Inc dba Magic Years of Learning and Kimberly Knox	Social Assistance	Term Loan	Prime plus 2.75%	3/21/2039	145.0	139.4	138.5	0.07%
636 South Center Holdings, LLC and New Mansfield Brass and Aluminum Co	Primary Metal Manufacturing	Term Loan	Prime plus 2.75%	3/20/2039	497.5	477.4	493.5	0.24%
Cormac Enterprises and Wyoming Valley Beverage Incorporated	Food and Beverage Stores	Term Loan	Prime plus 2.75%	3/20/2039	110.8	106.5	110.1	0.05%
Kinisi, Inc. dba The River North UPS Store	Administrative and Support Services	Term Loan	Prime plus 2.75%	3/18/2024	41.3	29.3	28.3	0.01%
Tortilla King, Inc.	Food Manufacturing	Term Loan	Prime plus 2.75%	3/14/2029	1,033.1	951.0	920.3	0.45%
SE Properties 39 Old Route 146, LLC (EPC) SmartEarly Clifton Park LLC	Social Assistance	Term Loan	Prime plus 2.75%	3/14/2039	408.0	392.8	405.4	0.20%
Tortilla King Inc.	Food Manufacturing	Term Loan	Prime plus 2.75%	3/14/2039	216.9	209.0	205.5	0.10%
Bowl Mor, LLC dba Bowl Mor Lanes/Spare Lounge, Inc.	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/13/2039	223.5	214.5	221.7	0.11%
Avayaan2 LLC dba Island Cove	Gasoline Stations	Term Loan	Prime plus 2.75%	3/7/2039	157.5	151.2	153.0	0.07%
Onofrio’s Fresh Cut Inc	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	3/6/2024	75.0	62.3	61.3	0.03%
J&M Concessions, Inc. dba A-1 Liquors	Food and Beverage Stores	Term Loan	Prime plus 2.75%	3/3/2039	135.6	130.6	128.3	0.06%
R & R Boyal LLC dba Cap N Cat Clam Bar and Little Ease Tavern	Food and Beverage Stores	Term Loan	Prime plus 2.75%	2/28/2039	417.5	400.2	401.3	0.20%
Summit Beverage Group LLC	Beverage and Tobacco Product Manufacturing	Term Loan	Prime plus 2.75%	2/28/2024	350.6	288.5	277.6	0.14%
Faith Memorial Chapel LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	2/28/2039	214.2	205.6	204.2	0.10%
952 Boston Post Road Realty, LLC and HNA LLC dba Styles International	Personal and Laundry Services	Term Loan	Prime plus 2.75%	2/28/2039	211.0	202.3	201.2	0.10%
Choe Trade Group Inc dba Rapid Printers of Monterey	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	2/28/2024	159.3	131.1	131.4	0.06%

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
JUNE 30, 2016 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
96 Mill Street LLC, Central Pizza LLC and Jason Bikakis George Bikaki	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/12/2039	$141.3	$135.7	$140.3	0.07%
JWB Industries, Inc. dba Carteret Die Casting	Primary Metal Manufacturing	Term Loan	Prime plus 2.75%	2/11/2024	280.0	230.4	212.5	0.10%
Sovereign Communications LLC	Broadcasting (except Internet)	Term Loan	Prime plus 2.75%	2/7/2024	907.8	749.4	682.3	0.33%
986 Dixwell Avenue Holding Company, LLC (EPC) and Mughali Foods, LLC db	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/7/2039	99.1	95.4	96.4	0.05%
Awesome Pets II Inc dba Mellisa’s Pet Depot	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	2/7/2024	83.2	69.3	64.3	0.03%
Sarah Sibadan dba Sibadan Agency	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	1/27/2039	129.4	123.8	126.7	0.06%
3Fmanagement LLC and ATC Fitness Cape Coral, LLC dba Around the Clock Fitness	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	1/24/2024	425.0	346.7	323.1	0.16%
JDR Industries Inc dba CST-The Composites Store, JetCat USA	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	1/21/2024	140.3	114.4	107.8	0.05%
Icore Enterprises Inc dba Air Flow Filters Inc	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	1/15/2024	21.8	17.7	17.8	0.01%
Nutmeg North Associates LLC (OC) Steeltech Building Products Inc	Construction of Buildings	Term Loan	Prime plus 2.75%	12/31/2038	897.8	876.1	899.8	0.44%
Carl R. Bieber, Inc. dba Bieber Tourways/Bieber Transportation/Bieber	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	9/30/2027	712.5	636.3	651.1	0.32%
CLU Amboy, LLC (EPC) and Amboy Group, LLC (OC) dba Tommy Moloney’s	Food Manufacturing	Term Loan	Prime plus 2.75%	12/27/2023	656.3	544.9	552.6	0.27%
Shane M. Howell and Buck Hardware and Garden Center, LLC	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	12/27/2038	322.5	307.9	315.7	0.15%
Superior Disposal Service, Inc.	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	12/26/2023	240.5	194.5	195.2	0.10%
KK International Trading Corporation	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	12/23/2028	190.0	169.6	171.9	0.08%
Mosley Auto Group LLC dba America’s Automotive	Repair and Maintenance	Term Loan	Prime plus 2.75%	12/20/2038	221.5	211.5	220.3	0.11%
Kurtis Sniezek dba Wolfe’s Foreign Auto	Repair and Maintenance	Term Loan	Prime plus 2.75%	12/20/2038	88.9	84.9	88.8	0.04%
PLES Investements, LLC and John Redder, Pappy Sand & Gravel, Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/19/2038	555.3	530.2	546.1	0.27%
Lefont Theaters Inc.	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	12/19/2023	14.4	11.6	11.5	0.01%
TAK Properties LLC and Kinderland Inc	Social Assistance	Term Loan	Prime plus 2.75%	12/18/2038	405.0	387.3	399.6	0.20%
Any Garment Cleaner-East Brunswick, Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	12/18/2023	53.8	43.5	43.7	0.02%
TOL LLC dba Wild Birds Unlimited	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	12/13/2023	18.0	15.0	14.8	0.01%
8 Minute Oil Change of Springfield Corporation and John Nino	Repair and Maintenance	Term Loan	Prime plus 2.75%	12/12/2038	196.8	185.4	193.3	0.09%
920 CHR Realty LLC (EPC) V. Garofalo Carting Inc (OC)	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	12/10/2038	418.1	399.3	417.9	0.20%

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
JUNE 30, 2016 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
DKB Transport Corp	Truck Transportation	Term Loan	Prime plus 2.75%	12/5/2038	$138.8	$132.5	$138.7	0.07%
Firm Foundations Inc. David S Gaitan Jr and Christopher K Daigle	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/3/2023	545.8	441.2	435.9	0.21%
Firm Foundations Inc David S Gaitan Jr and Christopher K Daigle	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/3/2038	104.3	99.5	101.2	0.05%
Spectrum Development LLC and Solvit Inc & Solvit North, Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/2/2023	387.3	313.1	309.3	0.15%
BVIP Limousine Service LTD	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	11/27/2038	76.5	72.9	75.8	0.04%
Eco-Green Reprocessing LLC and Denali Medical Concepts, LLC	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	11/27/2023	67.2	53.9	52.4	0.03%
Wallace Holdings LLC (EPC) GFA International Inc (OC)	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.5%	11/25/2023	125.0	99.9	96.2	0.05%
AcuCall LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	11/21/2023	15.8	12.6	12.1	0.01%
Seven Peaks Mining Inc and Cornerstone Industrial Minerals Corporation	Mining (except Oil and Gas)	Term Loan	Prime plus 2.75%	11/18/2038	1,250.0	1,186.4	1,203.8	0.59%
Kids in Motion of Springfield LLC dba The Little Gym of Springfield IL	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	11/18/2023	45.0	36.8	35.7	0.02%
Kup’s Auto Spa Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	11/15/2038	396.7	376.3	392.9	0.19%
Yousef Khatib dba Y&M Enterprises	Wholesale Electronic Markets and Agents and Brokers	Term Loan	Prime plus 2.75%	11/15/2023	75.0	60.1	58.5	0.03%
Howell Gun Works LLC	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	11/14/2023	8.3	6.7	6.5	—%
Polpo Realty, LLC (EPC) Polpo Restaurant, LLC (OC)	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/6/2038	62.5	59.5	62.3	0.03%
Twinsburg Hospitality Group LLC dba Comfort Suites	Accommodation	Term Loan	Prime plus 2.75%	10/31/2038	945.0	901.8	928.6	0.45%
Master CNC Inc & Master Properties LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	10/31/2038	596.6	567.7	579.5	0.28%
1 North Restaurant Corp dba 1 North Steakhouse	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	10/31/2038	212.5	202.2	210.5	0.10%
Mid-Land Sheet Metal Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	10/31/2038	137.5	131.1	136.1	0.07%
Janice B. McShan and The Metropolitan Day School, LLC	Social Assistance	Term Loan	Prime plus 2.75%	10/31/2023	42.8	35.0	35.5	0.02%
Meridian Hotels LLC dba Best Western Jonesboro	Accommodation	Term Loan	Prime plus 2.75%	10/29/2038	664.5	632.3	661.5	0.32%
New Image Building Services Inc. dba New Image Repair Services	Repair and Maintenance	Term Loan	Prime plus 2.75%	10/29/2023	331.3	263.1	257.4	0.13%
A-1 Quality Services Corporation	Administrative and Support Services	Term Loan	Prime plus 2.75%	10/29/2023	8.9	7.0	6.8	—%
Clairvoyant Realty Corp. and Napoli Marble & Granite Design, Ltd	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	10/24/2038	246.3	234.3	240.4	0.12%
Greenbrier Technical Services, Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	10/24/2023	240.1	173.8	176.3	0.09%
Kelly Auto Care LLC dba Shoreline Quick Lube and Car Wash	Repair and Maintenance	Term Loan	Prime plus 2.75%	10/18/2023	87.5	69.5	68.0	0.03%

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
JUNE 30, 2016 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
KenBro Enterprises LLC dba Hearing Aids by Zounds-Cherry Hill	Health and Personal Care Stores	Term Loan	Prime plus 2.75%	10/18/2023	$25.8	$20.4	$20.4	0.01%
Shepher Distr’s and Sales Corp and The Lederer Industries Inc.	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	9/30/2023	1,050.0	671.2	680.3	0.33%
Fieldstone Quick Stop LLC (OC) Barber Investments LLC (EPC) Thadius M B	Gasoline Stations	Term Loan	6%	9/30/2038	676.3	656.0	669.4	0.33%
Cencon Properties LLC and Central Connecticut Warehousing Company, Inc	Warehousing and Storage	Term Loan	Prime plus 2.75%	9/30/2038	344.5	327.5	342.2	0.17%
Lenoir Business Partners LLC (EPC) LP Industries, Inc dba Childforms	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	9/30/2038	322.7	310.7	321.6	0.16%
Onofrios Enterprises LLC (EPC) Onofrios Fresh Cut, Inc	Food Manufacturing	Term Loan	Prime plus 2.75%	9/30/2038	312.5	298.2	309.3	0.15%
Discount Wheel and Tire	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	9/30/2038	223.8	212.4	218.8	0.11%
Top Properties LLC and LP Industries, Inc dba Childforms	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	9/30/2038	120.0	115.3	120.7	0.06%
First Steps Real Estate Company, LLC (EPC) and First Steps Preschool -	Social Assistance	Term Loan	Prime plus 2.75%	9/30/2038	97.6	92.7	94.9	0.05%
Gabrielle Realty, LLC	Gasoline Stations	Term Loan	Prime plus 2.75%	9/27/2038	757.6	719.1	740.1	0.36%
Mitchellville Family Dentistry, Dr. Octavia Simkins-Wiseman DDS PC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/27/2038	335.1	318.0	329.0	0.16%
Handy 6391 LLC dba The UPS Store #6391	Administrative and Support Services	Term Loan	Prime plus 2.75%	9/27/2023	62.5	49.8	50.5	0.02%
Eastside Soccer Dome, Inc.	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/26/2038	463.8	440.1	460.5	0.23%
HJ & Edward Enterprises, LLC dba Sky Zone	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/26/2023	262.5	213.4	212.9	0.10%
Anthony C Dinoto and Susan S P Dinoto and Anthony C Dinoto Funeral Homes	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/26/2038	100.0	95.0	99.4	0.05%
Southeast Chicago Soccer, Inc.	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/26/2038	51.3	48.6	50.9	0.02%
Kiddie Steps 4 You Inc.	Social Assistance	Term Loan	Prime plus 2.75%	9/25/2038	89.3	86.3	88.4	0.04%
Diamond Memorials Incorporated	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/25/2023	14.3	10.5	10.1	—%
Faith Memorial Chapel LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/20/2038	268.4	255.1	263.9	0.13%
Serious-Fun in Alpharetta, LLC dba The Little Gym of Alpharetta	Educational Services	Term Loan	Prime plus 2.75%	9/20/2023	46.3	36.6	35.6	0.02%
Westville Seafood LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/19/2038	112.3	106.6	109.9	0.05%
Maynard Enterprises Inc dba Fastsigns of Texarkana	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	9/18/2023	16.1	12.8	12.5	0.01%
Grafio Inc dba Omega Learning Center-Acworth	Educational Services	Term Loan	Prime plus 2.75%	9/13/2023	156.3	129.8	126.7	0.06%
The Berlerro Group, LLC dba Sky Zone	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/12/2023	421.3	342.3	333.4	0.16%
Sound Manufacturing Inc	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	9/12/2028	54.8	48.3	48.4	0.02%

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
JUNE 30, 2016 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Prospect Kids Academy Inc	Educational Services	Term Loan	Prime plus 2.75%	9/11/2038	$124.3	$117.9	$122.3	0.06%
Alma J. and William R. Walton (EPC) and Almas Child Day Care Center	Social Assistance	Term Loan	Prime plus 2.75%	9/11/2038	39.5	37.5	39.2	0.02%
B for Brunette dba Blo	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/10/2023	53.4	42.6	41.1	0.02%
Schmaltz Holdings, LLC (EPC) and Schmaltz Operations, LLC dba Companio	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/4/2038	224.2	211.5	217.8	0.11%
IlOKA Inc dba Microtech Tel and NewCloud Networks	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/30/2023	687.5	536.5	526.6	0.26%
ACI Northwest Inc.	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	8/30/2023	906.3	491.4	493.7	0.24%
Spectrum Radio Fairmont, LLC	Broadcasting (except Internet)	Term Loan	Prime plus 2.75%	8/30/2023	187.5	164.3	166.2	0.08%
Excel RP Inc	Machinery Manufacturing	Term Loan	Prime plus 2.75%	8/30/2023	130.3	101.7	102.4	0.05%
Gulfport Academy Child Care and Learning Center, Inc. and Jennifer Sis	Social Assistance	Term Loan	Prime plus 2.75%	8/30/2023	43.3	33.8	33.9	0.02%
Ramard Inc and Advanced Health Sciences Inc	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	8/28/2023	187.5	146.3	140.8	0.07%
RM Hawkins LLC dba Pure Water Tech West and Robert M Hawkins	Nonstore Retailers	Term Loan	Prime plus 2.75%	8/26/2023	85.8	63.4	64.2	0.03%
JSIL LLC dba Blackstones Hairdressing	Personal and Laundry Services	Term Loan	Prime plus 2.75%	8/16/2023	19.5	15.0	14.7	0.01%
Caribbean Concepts, Inc. dba Quick Bleach	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	8/12/2023	22.5	17.7	17.1	0.01%
209 North 3rd Street, LLC (EPC) Yuster Insurance Group Inc (OC)	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	7/29/2038	83.9	79.3	82.2	0.04%
Majestic Contracting Services, Inc. dba Majestic Electric and Majestic	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	7/26/2038	190.0	179.7	184.7	0.09%
Daniel W and Erin H Gordon and Silver Lining Stables CT, LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	7/24/2023	11.3	8.7	8.8	—%
Angkor Restaurant Inc	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/19/2038	93.0	88.0	91.6	0.04%
Tri County Heating and Cooling Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	7/19/2023	87.8	67.8	68.4	0.03%
Harbor Ventilation Inc and Estes Investment, LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	7/19/2038	92.1	23.5	24.6	0.01%
Morning Star Trucking LLC and Morning Star Equipment and Leasing LLC	Truck Transportation	Term Loan	Prime plus 2.75%	7/17/2023	53.8	41.6	40.0	0.02%
Maxiflex LLC	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	6/28/2023	153.5	117.4	118.9	0.06%
JRA Holdings LLC (EPC) Jasper County Cleaners Inc dba Superior Cleaner	Personal and Laundry Services	Term Loan	Prime plus 2.75%	6/28/2038	121.0	114.1	119.3	0.06%
GIA Realty LLC and VRAJ GIA LLC dba Lakeview Laundromat	Personal and Laundry Services	Term Loan	Prime plus 2.75%	6/28/2038	97.5	92.0	96.3	0.05%
Contract Packaging Services Inc dba Superior Pack Group	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	6/21/2023	851.8	657.6	647.8	0.32%

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
JUNE 30, 2016 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
2161 Highway 6 Trail, LLC, (EPC) R. H. Hummer JR., Inc. (Co-Borrower)	Truck Transportation	Term Loan	Prime plus 2.75%	6/19/2026	$1,250.0	$821.6	$838.4	0.41%
CBlakeslee Arpaia Chapman, Inc. dba Blakeslee Industrial Services	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	6/18/2028	875.0	759.4	778.5	0.38%
KDP LLC and KDP Investment Advisors, Inc and KDP Asset Management, Inc	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	6/14/2023	343.8	263.3	254.6	0.12%
Elite Structures Inc	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	6/12/2038	932.8	864.1	902.8	0.44%
(EPC) Absolute Desire LLC and Mark H. Szierer (OC) Sophisticated Smile	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/5/2038	188.3	178.2	182.1	0.09%
(EPC) Willowbrook Properties LLC (OC) Grove Gardens Landscaping Inc.	Administrative and Support Services	Term Loan	Prime plus 2.75%	6/5/2038	186.3	175.9	182.4	0.09%
RKP Service dba Rainbow Carwash	Repair and Maintenance	Term Loan	Prime plus 2.75%	5/31/2023	300.0	230.1	223.2	0.11%
RXSB, Inc dba Medicine Shoppe	Health and Personal Care Stores	Term Loan	Prime plus 2.75%	5/30/2023	186.3	141.7	136.2	0.07%
Gregory P Jellenek OD and Associates PC dba Gregory P Jellenek OD	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	5/28/2023	63.5	48.1	47.5	0.02%
Ryan D. Thornton and Thornton & Associates LLC	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	5/24/2023	68.8	42.1	40.4	0.02%
Insurance Problem Solvers LLC	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	5/20/2023	17.1	5.5	5.2	—%
PowerWash Plus, Inc. and CJR, LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	4/30/2038	550.0	518.1	533.2	0.26%
Peanut Butter & Co., Inc.	Food Manufacturing	Term Loan	Prime plus 2.75%	4/30/2023	100.0	74.8	72.2	0.04%
Brothers International Desserts	Food Manufacturing	Term Loan	Prime plus 2.75%	4/26/2023	230.0	172.8	171.2	0.08%
Kidrose, LLC dba Kidville Riverdale	Educational Services	Term Loan	Prime plus 2.75%	4/22/2023	78.8	59.9	58.7	0.03%
Vernon & Stephanie Scott and Little Stars Day Care Center, Inc.	Educational Services	Term Loan	Prime plus 2.75%	4/18/2038	151.0	142.1	148.6	0.07%
Capital Scrap Metal, LLC and Powerline Investment, LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	3/29/2038	500.0	447.3	467.6	0.23%
MRM Supermarkets Inc dba Constantins Breads; Dallas Gourmet Breads;	Food Manufacturing	Term Loan	Prime plus 2.75%	3/29/2038	336.0	315.5	321.3	0.16%
1258 Hartford TPKE, LLC (EPC) and Phelps and Sons, Inc (OC)	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	3/29/2038	124.6	117.0	119.8	0.06%
A & M Commerce, Inc. dba Cranberry Sunoco	Gasoline Stations	Term Loan	Prime plus 2.75%	3/27/2038	330.3	309.9	321.4	0.16%
Xela Pack, Inc. and Aliseo and Catherine Gentile	Paper Manufacturing	Term Loan	Prime plus 2.75%	3/27/2028	271.8	232.8	238.5	0.12%
Neyra Industries, Inc. and Edward Neyra	Nonmetallic Mineral Product Manufacturing	Term Loan	Prime plus 2.75%	3/27/2023	217.5	161.8	163.7	0.08%
American Diagnostic Imaging, Inc. dba St. Joseph Imaging Center	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	3/25/2038	537.5	504.7	518.6	0.25%
Michael A. and HeatherR. Welsch dba Art & FrameEtc.	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	3/22/2038	67.5	63.4	65.6	0.03%

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
JUNE 30, 2016 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
M & H Pine Straw Inc and Harris L. Maloy	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	3/21/2023	$288.8	$214.3	$214.2	0.10%
Truth Technologies Inc dba Truth Technologies Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/21/2023	79.5	59.1	57.3	0.03%
J. Kinderman & Sons Inc., dba BriteStar Inc.	Electrical Equipment, Appliance, and Component Manufacturing	Term Loan	Prime plus 2.75%	3/20/2023	181.3	139.0	140.7	0.07%
Stellar Environmental LLC	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	3/18/2023	56.3	41.9	42.1	0.02%
Sound Manufacturing, Inc. and Monster Power Equipment Inc.	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	3/15/2023	523.0	388.4	384.5	0.19%
Golden Gate Lodging LLC (OC)	Accommodation	Term Loan	Prime plus 2.75%	3/12/2038	115.0	108.0	111.8	0.05%
River Club Golf Course Inc dba The River Club	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	2/28/2038	475.2	445.3	459.9	0.22%
Bakhtar Group LLC dba Malmaison	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/28/2023	103.8	77.1	74.1	0.04%
Osceola River Mill, LLC (EPC) Ironman Machine, Inc.(OC)	Machinery Manufacturing	Term Loan	Prime plus 2.75%	2/20/2038	86.3	80.8	83.7	0.04%
Java Warung, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/19/2038	51.0	47.9	49.7	0.02%
Nancy & Karl Schmidt (EPC) Moments to Remember USA, LLC	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	2/15/2038	106.3	99.6	103.2	0.05%
Orient Direct, Inc. dba Spracht, Celltek, ODI	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	2/12/2023	84.9	61.8	59.3	0.03%
Knits R Us, Inc. dba NYC Sports/Mingle	Textile Mills	Term Loan	Prime plus 2.75%	2/11/2038	125.0	117.3	122.6	0.06%
North Country Transport, LLC	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	2/6/2023	15.0	11.0	11.2	0.01%
MJD Investments, LLC dba The Community Day School	Social Assistance	Term Loan	Prime plus 2.75%	1/31/2038	258.3	241.6	248.7	0.12%
Sherill Universal City dba Golden Corral	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/28/2038	440.5	413.7	426.3	0.21%
Macho LLC (EPC) Madelaine Chocolate Novelties Inc (OC) dba The Madelai	Food Manufacturing	Term Loan	Prime plus 2.75%	12/31/2037	500.0	469.3	493.7	0.24%
WI130, LLC (EPC) & Lakeland Group, Inc (OC) dba Lakeland Electrical	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	12/31/2028	271.5	232.9	237.3	0.12%
Elegant Fireplace Mantels, Inc. dba Elegant Fireplace Mantels	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/31/2022	97.5	70.5	70.3	0.03%
John Duffy Fuel Co., Inc.	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	12/28/2022	513.8	371.3	377.4	0.18%
Babie Bunnie Enterprises Inc dba Triangle Mothercare	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/28/2027	46.3	35.1	35.4	0.02%
Polpo Realty LLC (EPC) & Polpo Restaurant LLC (OC) dba Polpo Restauran	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/27/2037	517.5	485.1	510.3	0.25%
Martin L Hopp, MD PHD A Medical Corp (OC) dba Tower ENT	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/21/2022	66.3	47.6	47.8	0.02%
Ezzo Properties, LLC and Great Lakes Cleaning, Inc.	Administrative and Support Services	Term Loan	Prime plus 2.75%	12/20/2027	389.6	328.6	333.4	0.16%
Pioneer Window Holdings, Inc and Subsidiaries dba Pioneer Windows	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	12/20/2022	225.0	162.7	163.8	0.08%
United Woodworking, Inc	Wood Product Manufacturing	Term Loan	6%	12/20/2022	17.3	12.1	12.3	0.01%

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
JUNE 30, 2016 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
The Amendments Group LLC dba Brightstar	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/17/2022	$22.5	$16.2	$16.5	0.01%
Aegis Creative Communications, Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	11/30/2022	387.5	269.5	268.4	0.13%
Cheryle A Baptiste and Cheryle Baptiste DDS PLLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	11/30/2037	286.5	267.0	280.1	0.14%
Daniel Gordon and Erin Gordon and Silver Lining Stables CT, LLC	Support Activities for Agriculture and Forestry	Term Loan	Prime plus 2.75%	11/28/2037	223.8	208.6	219.3	0.11%
Richmond Hill Mini Market, LLC	Food and Beverage Stores	Term Loan	Prime plus 2.75%	11/27/2037	185.3	172.7	181.1	0.09%
D&L Rescources, Inc. dba The UPS Store	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	11/27/2022	9.8	7.0	6.9	—%
DRV Enterprise, Inc. dba Cici’s Pizza # 339	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/26/2022	65.0	45.4	46.2	0.02%
Pioneer Windows Manufacturing Corp, Pioneer Windows	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	11/21/2022	275.0	196.8	198.1	0.10%
U & A Food and Fuel, Inc. dba Express Gas & Food Mart	Gasoline Stations	Term Loan	Prime plus 2.75%	11/21/2037	96.3	89.7	94.4	0.05%
Clean Brothers Company Inc dba ServPro of North Washington County	Repair and Maintenance	Term Loan	Prime plus 2.75%	11/21/2022	17.0	12.1	12.1	0.01%
R & J Petroleum LLC (EPC) Manar USA, Inc. (OC)	Gasoline Stations	Term Loan	Prime plus 2.75%	11/20/2037	180.0	167.7	176.1	0.09%
St Judes Physical Therapy P.C.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	11/19/2022	21.0	15.0	15.2	0.01%
Hi-Def Imaging, Inc. dba SpeedPro Imaging	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	11/9/2022	22.2	15.9	15.9	0.01%
Reidville Hydraulics Mfg Inc dba Summit	Machinery Manufacturing	Term Loan	Prime plus 2.75%	11/2/2037	265.9	248.0	258.1	0.13%
Big Apple Entertainment Partners, LLC d/b/a Ripley’s Believe It or Not	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	10/26/2022	180.0	130.3	129.8	0.06%
LA Diner Inc dba Loukas L A Diner	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/28/2037	677.5	631.8	664.2	0.32%
ATC Fitness LLC dba Around the Clock Fitness	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/28/2022	180.0	129.4	130.7	0.06%
University Park Retreat, LLC dba Massage Heights	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/27/2022	76.0	53.1	53.9	0.03%
Forno Italiano Di Nonna Randazzo, LLC dba Nonna Randazzo’s Bakery	Food and Beverage Stores	Term Loan	Prime plus 2.75%	9/26/2037	183.8	171.9	179.7	0.09%
LaSalle Market and Deli EOK Inc and Rugen Realty LLC dba LaSalle Mark	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/21/2037	252.3	234.2	244.7	0.12%
O’Rourkes Diner LLC dba O’Rourke’s Diner	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/19/2037	65.5	60.8	63.4	0.03%
Vision Network Solutions, Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/12/2022	19.5	9.9	9.8	—%
Michael J. Speeney & Joyce Speeney and R2 Tape, Inc.	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	8/31/2037	367.5	340.5	358.0	0.18%
AJK Enterprise LLC dba AJK Enterprise LLC	Truck Transportation	Term Loan	Prime plus 2.75%	8/27/2022	16.5	11.4	11.6	0.01%
New Image Building Services, Inc. dba New Image Repair Services	Repair and Maintenance	Term Loan	Prime plus 2.75%	8/23/2037	285.7	264.7	275.2	0.13%
Suncoast Aluminum Furniture, Inc	Furniture and Related Product Manufacturing	Term Loan	Prime plus 2.75%	8/17/2037	360.0	333.7	350.8	0.17%

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
JUNE 30, 2016 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Matchless Transportation LLC dba First Class Limo	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	8/3/2022	$185.0	$134.2	$135.1	0.07%
Hofgard & Co., Inc. dba HofgardBenefits	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	7/27/2022	107.3	73.3	74.1	0.04%
Georgia Safe Sidewalks LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	7/27/2022	15.0	10.1	10.2	—%
Scoville Plumbing & Heating Inc and Thomas P. Scoville	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	7/25/2022	50.0	35.9	36.5	0.02%
Havana Central (NY) 5, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/29/2022	1,166.8	823.4	832.9	0.41%
Central Tire, Inc. dba Cooper Tire & Auto Services	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/29/2037	288.5	266.0	277.8	0.14%
WPI, LLC	Transportation Equipment Manufacturing	Term Loan	Prime plus 2.75%	6/29/2024	129.5	96.7	97.7	0.05%
Jenkins-Pavia Corporation dba Victory Lane Quick Oil Change	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/27/2037	69.8	64.3	67.4	0.03%
KIND-ER-ZZ Inc dba Kidville	Educational Services	Term Loan	Prime plus 2.75%	6/15/2022	50.0	33.5	33.3	0.02%
Graphish Studio, Inc. and Scott Fishoff	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/14/2022	20.3	13.7	13.6	0.01%
Spectrumit, Inc, (OC) dba LANformation	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	5/31/2030	154.9	132.8	136.9	0.07%
ALF, LLC (EPC) Mulit-Service Eagle Tires (OC)	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	5/31/2037	62.9	57.9	60.7	0.03%
Craig R Freehauf d/b/a Lincoln Theatre	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	5/31/2022	47.9	23.6	24.0	0.01%
Lefont Theaters, Inc.	Motion Picture and Sound Recording Industries	Term Loan	Prime plus 2.75%	5/30/2022	137.0	91.6	92.2	0.05%
Christou Real Estate Holdings LLC dba Tops American Grill	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/17/2037	284.0	261.0	274.0	0.13%
Tracey Vita-Morris dba Tracey Vita’s School of Dance	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	5/10/2022	22.5	15.0	15.0	0.01%
Bisson Transportation, Inc.	Truck Transportation	Term Loan	Prime plus 2.75%	5/7/2037	588.1	554.9	578.3	0.28%
Bisson Moving & Storage Company Bisson Transportation Inc and BTG Real	Truck Transportation	Term Loan	Prime plus 2.75%	5/7/2022	528.8	378.5	382.4	0.19%
Fair Deal Food Mart Inc dba Neighbors Market	Gasoline Stations	Term Loan	Prime plus 2.75%	5/3/2037	381.3	350.8	368.6	0.18%
Tanner Optical, Inc. dba Murphy Eye Care	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	4/27/2022	8.3	5.4	5.5	—%
Zane Filippone Co Inc dba Culligan Water Conditioning	Nonstore Retailers	Term Loan	Prime plus 2.75%	4/12/2022	558.2	370.9	374.1	0.18%
Indoor Playgrounds Limited Liability Company dba Kidville	Educational Services	Term Loan	Prime plus 2.75%	4/5/2022	19.5	10.7	10.8	0.01%
Brandywine Picnic Park, Inc. and B.Ross Capps & Linda Capps	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/30/2031	231.5	200.1	207.5	0.10%
Access Staffing, LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	3/30/2022	187.5	122.5	121.8	0.06%
Willow Springs Golf Course, Inc. & JC Lindsey Family Limited Partners	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/29/2037	755.4	701.4	736.7	0.36%
Manuel P. Barrera and Accura Electrical Contractor, Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	3/23/2028	103.7	85.1	86.5	0.04%

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
JUNE 30, 2016 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Shweiki Media, Inc. dba Study Breaks Magazine	Publishing Industries (except Internet)	Term Loan	Prime plus 2.75%	3/22/2027	$1,178.8	$947.7	$964.9	0.47%
BCD Holdings, LLC and H-MA, LLC d/b/a/Hawaii Mainland Administrators	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	3/2/2022	451.3	285.0	283.9	0.14%
ATC Fitness, LLC d/b/a Around the C	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	2/28/2022	10.2	6.6	6.6	—%
ATI Jet, Inc.	Air Transportation	Term Loan	Prime plus 2.75%	12/28/2026	852.8	662.6	679.5	0.33%
J. Kinderman & Sons, Inc. dba Brite Star Manufacturing Company	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	12/22/2036	495.0	458.3	482.7	0.24%
K’s Salon, LLC d/b/a K’s Salon	Personal and Laundry Services	Term Loan	Prime plus 2.75%	12/20/2021	73.6	46.4	46.5	0.02%
15 Frederick Place LLC & Pioneer Windows Holdings Inc & Subs dba Pion	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	12/16/2021	250.0	156.3	157.9	0.08%
M & H Pinestraw, Inc. and Harris L. Maloy	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	12/15/2021	238.3	149.8	151.2	0.07%
Taylor Transport, Inc	Truck Transportation	Term Loan	Prime plus 2.75%	12/8/2021	515.5	266.6	270.7	0.13%
City Sign Service, Incorporated	Electrical Equipment, Appliance, and Component Manufacturing	Term Loan	Prime plus 2.75%	11/30/2025	165.8	127.4	130.7	0.06%
Scent-Sation, Inc. d/b/a Scent-Sation, Inc.	Textile Product Mills	Term Loan	Prime plus 2.75%	11/21/2021	337.5	244.5	248.3	0.12%
Thomas P. Scoville dba Scoville Plumbing & Heating, Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	11/16/2021	62.5	38.7	39.3	0.02%
MRM Supermarkets, Inc. dba Constantin’s Breads	Food Manufacturing	Term Loan	Prime plus 2.75%	11/10/2021	137.5	85.5	86.5	0.04%
K9 Bytes, Inc & Epazz, Inc dba K9 Bytes, Inc	Publishing Industries (except Internet)	Term Loan	Prime plus 2.75%	10/26/2021	58.8	37.3	37.5	0.02%
28 Cornelia Street Properties, LLC and Zouk, Ltd. dba Palma	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	10/25/2021	22.5	13.8	14.0	0.01%
Robert E. Caves, Sr. and American Plank dba Caves Enterprises	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	9/30/2021	302.5	180.3	183.0	0.09%
PTK, Incorporated dba Night N Day 24 HR Convenience Store	Food and Beverage Stores	Term Loan	Prime plus 2.75%	9/30/2036	137.5	124.5	130.9	0.06%
39581 Garfield, LLC and Tri County Neurological Associates, P.C.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/30/2036	83.3	75.2	79.0	0.04%
39581 Garfield, LLC and Tricounty Neurological Associates, P.C.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/30/2036	28.5	25.6	26.8	0.01%
Big Apple Entertainment Partners, LLC dba Ripley’s Believe it or Not	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/28/2021	1,070.0	641.7	643.8	0.31%
Polymer Sciences, Inc. dba Polymer Sciences, Inc.	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	9/28/2036	422.6	382.5	402.6	0.20%
Equity National Capital LLC & Chadbourne Road Capital, LLC	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	9/26/2021	62.5	37.9	38.1	0.02%
Bryan Bantry Inc.	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	9/8/2021	400.0	161.3	161.8	0.08%
SBR Technologies d/b/a Color Graphics	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/31/2021	806.2	473.6	480.3	0.23%
Michael S. Decker & Janet Decker dba The Hen House Cafe	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/30/2036	16.4	14.9	15.6	0.01%

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
JUNE 30, 2016 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Trademark Equipment Company Inc and David A. Daniel	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	8/19/2036	$133.6	$120.6	$126.7	0.06%
Qycell Corporation	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	8/19/2021	187.5	105.8	106.5	0.05%
A & A Auto Care, LLC d/b/a A & A Auto Care, LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	8/12/2036	101.0	91.4	96.1	0.05%
Valiev Ballet Academy, Inc	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	8/12/2036	91.5	38.3	40.3	0.02%
LaHoBa, LLC d/b/a Papa John’s	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/3/2036	77.5	69.5	73.2	0.04%
Kelly Chon LLC dba Shi-Golf	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	7/29/2021	17.5	7.5	7.6	—%
MTV Bowl, Inc. dba Legend Lanes	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/30/2036	248.5	223.7	234.5	0.11%
Lisle Lincoln II Limited Partnership dba Lisle Lanes LP	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/29/2036	338.1	316.1	332.1	0.16%
Lavertue Properties LLP dba Lavertue Properties	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	6/29/2036	44.8	40.3	42.4	0.02%
Pierce Developments, Inc. dba Southside Granite	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	6/13/2036	256.1	230.3	241.2	0.12%
Major Queens Body & Fender Corp	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/10/2021	28.6	16.5	16.7	0.01%
J&K Fitness, LLC dba Physiques Womens Fitness Center	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/8/2036	449.3	407.6	428.2	0.21%
Peanut Butter & Co., Inc. d/b/a Peanut Butter & Co.	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	6/3/2021	65.5	36.7	36.8	0.02%
Demand Printing Solutions, Inc. and MLM Enterprises, LLC d/b/a Demand	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	5/27/2021	16.5	9.4	9.5	—%
Modern on the Mile, LLC dba Ligne Roset	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	5/25/2021	212.5	120.7	121.2	0.06%
Music Mountain Water Company, LLC	Beverage and Tobacco Product Manufacturing	Term Loan	Prime plus 2.75%	4/25/2036	138.1	123.0	129.5	0.06%
Profile Performance, Inc. and Eidak Real Estate, L.L.C.	Repair and Maintenance	Term Loan	Prime plus 2.75%	4/20/2036	127.5	114.2	120.1	0.06%
Northwind Outdoor Recreation, Inc. dba Red Rock Wilderness Store	Nonstore Retailers	Term Loan	Prime plus 2.75%	4/18/2036	129.5	117.7	123.9	0.06%
Michael S. Korfe dba North Valley Auto Repair	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/24/2036	15.5	13.8	14.5	0.01%
Actknowledge, Inc dba Actknowledge	Personal and Laundry Services	Term Loan	Prime plus 2.75%	3/21/2021	57.3	31.9	32.3	0.02%
Food & Beverage Associates Of N.J. Inc	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/11/2021	10.0	5.0	5.0	—%
Key Products I&II, Inc. dba Dunkin’ Donuts/Baskin-Robbins	Food and Beverage Stores	Term Loan	Prime plus 2.75%	3/10/2021	153.0	85.2	85.6	0.04%
Stephen Frank, Patricia Frank and Suds Express LLC dba Frank Chiropra	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	2/25/2023	63.0	38.6	39.4	0.02%
SuzyQue’s LLC dba Suzy Que’s	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/11/2036	61.0	54.5	57.3	0.03%
Little People’s Village, LLC dba Little People’s Village	Social Assistance	Term Loan	Prime plus 2.75%	1/31/2036	31.1	27.6	29.1	0.01%
Seagate Group Holdings, Inc. dba Seagate Logistics, Inc.	Support Activities for Transportation	Term Loan	Prime plus 2.75%	1/28/2036	113.4	100.8	106.0	0.05%

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
JUNE 30, 2016 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Metro Used Cars Inc. dba Metro Auto Center	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	1/14/2027	$117.6	$89.7	$92.2	0.05%
Patrageous Enterprises, LLC dba Incredibly Edible Delites of Laurel	Food and Beverage Stores	Term Loan	Prime plus 2.75%	12/29/2020	7.6	3.7	3.7	—%
Shree OM Lodging, LLC dba Royal Inn	Accommodation	Term Loan	Prime plus 2.75%	12/17/2035	27.7	24.6	25.8	0.01%
Lodin Medical Imaging, LLC dba Watson Imaging Center	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/1/2020	66.4	34.0	34.5	0.02%
Robert F. Schuler and Lori A. Schuler dba Bob’s Service Center	Repair and Maintenance	Term Loan	Prime plus 2.75%	11/30/2035	34.0	30.1	31.7	0.02%
Any Garment Cleaner-East Brunswick, Inc dba Any Garment Cleaner	Personal and Laundry Services	Term Loan	Prime plus 2.75%	11/18/2020	42.5	18.4	18.6	0.01%
West Cobb Enterprises, Inc and Advanced Eye Associates, L.L.C.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	11/12/2035	148.7	131.7	138.4	0.07%
Lincoln Park Physical Therapy	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	10/20/2020	43.5	22.2	22.5	0.01%
Jade Automotive d/b/a Sears Hometown Store	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	10/6/2035	146.6	130.1	136.9	0.07%
Wise Forklift Inc	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	10/1/2020	296.9	147.6	149.6	0.07%
Elan Realty, LLC and Albert Basse Asociates, Inc.	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	9/30/2035	228.2	201.3	211.8	0.10%
K9 Bytes, Inc & Epazz, Inc	Publishing Industries (except Internet)	Term Loan	Prime plus 2.75%	9/30/2020	18.5	9.7	9.7	—%
Success Express, Inc. dba Success Express	Couriers and Messengers	Term Loan	Prime plus 2.75%	9/29/2020	91.8	45.9	46.2	0.02%
Modern Manhattan, LLC	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	9/20/2020	204.0	103.1	103.9	0.05%
Dirk’s Trucking, L.L.C. dba Dirk’s Trucking	Truck Transportation	Term Loan	Prime plus 2.75%	9/17/2020	17.7	8.8	8.9	—%
Newsome Trucking Inc and Kevin Newsome	Truck Transportation	Term Loan	Prime plus 2.75%	9/2/2035	423.1	211.3	221.9	0.11%
California College of Communications, Inc.	Educational Services	Term Loan	Prime plus 2.75%	11/2/2020	172.5	88.6	89.3	0.04%
Rudy & Louise Chavez dba Clyde’s Auto and Furniture Upholstery	Repair and Maintenance	Term Loan	Prime plus 2.75%	9/2/2035	50.1	44.1	46.4	0.02%
DDLK Investments LLC d/b/a Smoothie King	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/30/2020	7.5	3.1	3.1	—%
Kino Oil of Texas, LLC dba Kino Oil	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	8/27/2020	60.0	29.5	29.9	0.01%
Kino Oil of Texas LLC dba Kino Company and B&D Oil	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	8/27/2035	12.0	10.4	10.9	0.01%
Planet Verte, LLC d/b/a Audio Unlimited	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/20/2020	40.0	20.0	20.1	0.01%
Members Only Software	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/30/2020	40.3	19.7	19.9	0.01%
New Life Holdings, LLC and Certified Collision Services, Inc.	Repair and Maintenance	Term Loan	Prime plus 2.75%	7/29/2035	76.2	66.1	69.4	0.03%
ActKnowledge, Inc dba ActKnowledge	Personal and Laundry Services	Term Loan	Prime plus 2.75%	6/30/2020	50.0	24.0	24.3	0.01%
I-90 RV & Auto Supercenter	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	6/29/2035	74.9	65.5	68.9	0.03%

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
JUNE 30, 2016 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
WeaverVentures, Inc dba The UPS Store	Postal Service	Term Loan	Prime plus 2.75%	7/28/2020	$23.8	$11.6	$11.7	0.01%
Zouk, Ltd. dba Palma	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/25/2020	27.5	13.6	13.8	0.01%
CJ Park Inc. dba Kidville Midtown West	Educational Services	Term Loan	Prime plus 2.75%	6/25/2020	26.4	10.0	10.1	—%
Tanner Optical Inc. dba Murphy Eye Care	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/31/2018	94.6	82.9	83.2	0.04%
M & H Pine Straw, Inc. and Harris Maloy	Support Activities for Agriculture and Forestry	Term Loan	Prime plus 2.75%	7/10/2020	67.5	32.7	33.0	0.02%
Excel RP, Inc./Kevin and Joann Foley	Machinery Manufacturing	Term Loan	Prime plus 2.75%	7/8/2028	50.0	39.0	40.3	0.02%
ValleyStar, Inc. dba BrightStar Healthcare	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/28/2020	7.5	3.6	3.6	—%
ValleyStar, Inc. dba BrightStar HealthCare	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/28/2020	0.6	2.9	2.9	—%
Diag, LLC dba Kidville	Educational Services	Term Loan	Prime plus 2.75%	6/21/2020	37.5	17.5	17.6	0.01%
M & H Pine Straw, Inc and Harris L. Maloy	Support Activities for Agriculture and Forestry	Term Loan	6%	4/30/2020	183.3	67.2	67.9	0.03%
New Economic Methods LLC dba Rita’s	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/15/2020	24.8	0.8	0.8	—%
Cocoa Beach Parasail Corp. dba Cocoa Beach Parasail	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	4/26/2020	6.3	2.9	2.9	—%
Vortex Automotive LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/5/2035	76.6	66.8	70.1	0.03%
ATC Fitness LLC dba Around the Clock Fitness	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	2/28/2019	15.0	5.4	5.5	—%
Lahoba, LLC dba Papa John’s Pizza	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/30/2034	42.5	36.8	38.7	0.02%
Animal Intrusion Prevention Systems Holding Company, LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	3/29/2024	126.5	81.8	83.8	0.04%
Music Mountain Water Company, LLC dba Music Mountain Water Co.	Beverage and Tobacco Product Manufacturing	Term Loan	Prime plus 2.75%	12/29/2019	185.4	79.1	80.0	0.04%
CMA Consulting dba Construction Management Associates	Construction of Buildings	Term Loan	Prime plus 2.75%	12/11/2019	58.5	22.5	22.7	0.01%
David A. Nusblatt, D.M.D, P.C.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/11/2019	9.0	3.8	3.8	—%
KMC RE, LLC & B&B Kennels	Personal and Laundry Services	Term Loan	Prime plus 2.75%	11/19/2034	58.3	50.3	52.9	0.03%
Demand Printing Solutions, Inc.	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	12/12/2019	10.0	4.2	4.2	—%
Planet Verte, LLC dba Audio Unlimited of Oceanside	Administrative and Support Services	Term Loan	Prime plus 2.75%	11/28/2019	57.0	23.5	23.7	0.01%
Demand Printing Solutions, Inc	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	10/29/2034	147.5	126.8	133.3	0.07%
Supreme Screw Products	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	4/17/2019	308.2	104.9	106.0	0.05%
Gray Tree Service, Inc.	Administrative and Support Services	Term Loan	Prime plus 2.75%	12/18/2018	50.0	14.9	15.0	0.01%
Envy Salon & Spa LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	12/4/2018	20.3	6.0	6.1	—%
Gourmet to You, Inc.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/28/2019	12.1	3.8	3.8	—%

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
JUNE 30, 2016 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
The Alba Financial Group, Inc.	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	6%	1/10/2019	$22.5	$13.2	$13.3	0.01%
Grapevine Professional Services, Inc.	Administrative and Support Services	Term Loan	Prime plus 2.75%	1/22/2019	8.2	2.5	2.5	—%
Inflate World Corporation	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/30/2018	7.5	1.6	1.7	—%
Peter Thomas Roth Labs LL	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	9/26/2018	425.0	118.1	119.0	0.06%
Dream Envy, Ltd. d/b/a Massage Envy	Personal and Laundry Services	Term Loan	Prime plus 2.75%	11/9/2018	88.0	25.6	25.8	0.01%
Seven Stars Enterprises, Inc. dba Atlanta Bread Company	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/30/2018	86.3	22.4	22.6	0.01%
CBA D&A Pope, LLC dba Christian Brothers Automotive	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/14/2018	144.9	37.3	37.6	0.02%
Gilbert Chiropractic Clinic, Inc.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/7/2018	22.5	5.6	5.7	—%
D & D’s Divine Beauty School of Esther, LLC	Educational Services	Term Loan	6%	8/1/2031	57.7	52.4	54.7	0.03%
Daniel S. Fitzpatrick dba Danny’s Mobile Appearance Reconditioning Ser	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/29/2018	9.4	2.1	2.1	—%
Burks & Sons Development LLC dba Tropical Smoothie Cafe	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/22/2018	49.8	11.0	11.1	0.01%
Bliss Coffee and Wine Bar, LLC	Food Services and Drinking Places	Term Loan	6%	3/19/2018	87.5	70.6	71.1	0.03%
Zog Inc.	Other Information Services	Term Loan	6%	3/17/2018	97.5	68.3	68.7	0.03%
Saan M.Saelee dba Saelee’s Delivery Service	Truck Transportation	Term Loan	Prime plus 2.75%	3/12/2018	9.8	2.1	2.1	—%
A & A Acquisition, Inc. dba A & A International	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	2/15/2018	100.0	20.9	21.0	0.01%
Enewhere Custom Canvas, LLC	Textile Product Mills	Term Loan	Prime plus 2.75%	2/15/2018	12.0	2.6	2.6	—%
All American Printing	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	10/26/2032	69.8	37.9	39.7	0.02%
Seo’s Paradise Cleaners, Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	1/19/2018	9.8	1.3	1.3	—%
Margab, Inc. dba Smoothie King	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/28/2017	44.0	8.4	8.5	—%
RCB Enterprises, Inc.	Administrative and Support Services	Term Loan	Prime plus 2.75%	12/18/2017	21.2	5.0	5.0	—%
Timothy S. Strange dba Strange’s Mobile Apperance Reconditioning Servi	Repair and Maintenance	Term Loan	Prime plus 2.75%	12/17/2017	8.4	1.2	1.3	—%
Parties By Pat, Inc. and Jose M. Martinez Jr.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/11/2017	93.1	17.4	17.5	0.01%
Tammy’s Bakery, Inc. dba Tammy’s Bakery	Food Manufacturing	Term Loan	Prime plus 2.75%	12/10/2017	71.8	14.3	14.4	0.01%
Maria C. Sathre and David N. Sathre dba Black Forest Liquor Store	Food and Beverage Stores	Term Loan	Prime plus 2.75%	11/28/2017	18.6	3.3	3.4	—%
MJ Mortgage & Tax Services, Inc.	Credit Intermediation and Related Activities	Term Loan	Prime plus 2.75%	11/14/2017	6.9	1.1	1.1	—%
Kings Laundry, LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	10/30/2017	64.5	11.3	11.3	0.01%

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
JUNE 30, 2016 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Quality Engraving Services Inc. and Ian M. Schnaitman	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	10/17/2017	$15.0	$2.6	$2.6	—%
Flourishing Fruits, LLC dba Edible Arrangements	Food Manufacturing	Term Loan	Prime plus 2.75%	12/29/2017	21.1	1.3	1.3	—%
Louis B. Smith dba LAQ Funeral Coach	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	9/15/2017	12.6	2.0	2.0	—%
Flint Batteries LLC dba Batteries Plus of Flint	General Merchandise Stores	Term Loan	Prime plus 2.75%	8/29/2017	9.0	1.1	1.1	—%
1911 East Main Street Holdings, Corp	Repair and Maintenance	Term Loan	Prime plus 2.75%	5/18/2032	15.8	12.6	13.2	0.01%
Metano IBC Services, Inc. and Stone Brook Leasing, LLC	Rental and Leasing Services	Term Loan	Prime plus 2.75%	8/17/2017	315.0	41.4	41.6	0.02%
Mala Iyer, MD dba Child and Family Wellness Center	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	8/11/2017	50.0	8.0	8.0	—%
South Dade Restoration Corp. dba Servpro of Kendall/Pinecrest	Administrative and Support Services	Term Loan	Prime plus 2.75%	8/10/2016	61.8	0.9	0.9	—%
Twietmeyer Dentistry PA	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/30/2017	148.9	19.5	19.6	0.01%
Water Works Laundromat, LLC	Personal and Laundry Services	Term Loan	Prime plus 2.25%	9/7/2027	267.3	188.0	189.4	0.09%
L.C.N. Investments, L.L.C. dba Max Muscle Sports Nutrition	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	5/27/2017	12.8	1.5	1.6	—%
Dave Kris, and MDK Ram Corp.	Food and Beverage Stores	Term Loan	Prime plus 2.75%	2/5/2026	221.0	33.7	34.7	0.02%
No Thirst Software LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	4/26/2017	6.8	0.5	0.5	—%
Zeroln Media LLC,	Data Processing, Hosting, and Related Services	Term Loan	Prime plus 2.75%	4/25/2017	7.5	0.9	0.9	—%
CCIPTA, LLC	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	1/17/2017	47.0	0.8	0.8	—%
Gill Express Inc. dba American Eagle Truck Wash	Repair and Maintenance	Term Loan	Prime plus 2.75%	1/5/2027	286.9	193.9	200.2	0.10%
Spain Street LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/29/2017	63.0	1.9	1.9	—%
Kyoshi Enterprises, LLC	Educational Services	Term Loan	Prime plus 2.75%	12/29/2016	22.5	1.6	1.6	—%
Nora A. Palma and Julio O Villcas	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/27/2017	56.3	0.6	0.6	—%
Jojan, Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.25%	12/18/2031	204.8	38.6	39.0	0.02%
Contractors Pumping Service, Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	11/3/2016	9.9	0.2	0.2	—%
Smooth Grounds, Inc.	Food Services and Drinking Places	Term Loan	7.75%	10/11/2016	64.5	32.1	32.1	0.02%
Nelson Financial Services, LLC	Scenic and Sightseeing Transportation	Term Loan	Prime plus 2.75%	9/2/2016	57.0	0.4	0.4	—%
Fran-Car Corporation dba Horizon Landscape Management	Administrative and Support Services	Term Loan	Prime plus 2.75%	3/3/2028	407.8	167.6	173.5	0.08%
Head To Toe Personalized Pampering, Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	1/27/2031	52.0	9.2	9.6	—%
Maxwell Place, LLC	Nursing and Residential Care Facilities	Term Loan	6.5%	12/31/2018	1,076.8	776.4	783.1	0.38%
Christopher F. Bohon & Pamela D. Bohon	Social Assistance	Term Loan	Prime plus 2.75%	10/28/2026	14.2	3.4	3.5	—%
Shree Om Lodging, LLC dba Royal Inn	Accommodation	Term Loan	Prime plus 2.75%	5/2/2030	333.3	64.8	67.5	0.03%

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
JUNE 30, 2016 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Pedzik’s Pets, LLC	Support Activities for Agriculture and Forestry	Term Loan	Prime plus 2.75%	3/31/2030	$53.5	$9.2	$9.6	—%
Nancy Carapelluci & A & M Seasonal Corner Inc.	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	3/1/2025	106.9	15.2	15.6	0.01%
Moonlight Multi Media Production, Inc.	Other Information Services	Term Loan	5.3%	2/1/2025	19.7	3.6	3.7	—%
McCallister Venture Group, LLC and Maw’s Vittles, Inc.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/30/2029	75.0	11.9	12.4	0.01%
Computer Renaissance dba Dante IT Services, Inc.	Electronics and Appliance Stores	Term Loan	Prime plus 3.75%	3/1/2018	100.0	2.2	2.2	—%
Chong Hun Im dba Kim’s Market	Food and Beverage Stores	Term Loan	Prime plus 2.5%	2/27/2024	80.0	9.9	10.1	—%
Whirlwind Car Wash, Inc.	Repair and Maintenance	Term Loan	Prime plus 2%	4/9/2029	333.3	65.7	65.3	0.03%
West Experience, Inc/West Mountain Equipment Rental, Inc/Ski West Lodge	Amusement, Gambling, and Recreation Industries	Term Loan	6%	6/5/2026	1,333.0	870.8	897.4	0.44%
Center-Mark Car Wash, Ltd	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	5/18/2024	221.3	29.3	30.0	0.01%
Shuttle Car Wash, Inc. dba Shuttle Car Wash	Repair and Maintenance	Term Loan	Prime plus 2.25%	11/10/2028	109.8	17.7	17.8	0.01%
Min Hui Lin	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/30/2028	134.3	18.0	18.6	0.01%
Delta Partners, LLC dba Delta Carwash	Repair and Maintenance	Term Loan	Prime plus 2.5%	4/5/2029	280.9	43.7	44.7	0.02%
Oz B. Zamir dba Zamir Marble & Granite	Specialty Trade Contractors	Term Loan	Prime plus 2.5%	8/6/2028	54.0	8.5	8.7	—%
Auto Sales, Inc.	Motor Vehicle and Parts Dealers	Term Loan	6%	8/17/2023	75.0	8.3	8.5	—%
B & J Manufacturing Corporation and Benson Realty Trust	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2%	3/30/2021	250.0	20.7	20.6	0.01%
RAB Services, Inc. & Professional Floor Installations	Specialty Trade Contractors	Term Loan	Prime plus 2.5%	1/31/2023	62.5	7.5	7.6	—%
Taste of Inverness, Inc. dba China Garden	Food Services and Drinking Places	Term Loan	Prime plus 2%	6/29/2025	73.8	9.2	9.1	—%
Ralph Werner dba Werner Transmissions	Gasoline Stations	Term Loan	Prime plus 2.75%	12/29/2021	26.6	2.5	2.6	—%
M. Krishna, Inc. dba Super 8 Motel	Accommodation	Term Loan	Prime plus 2%	3/20/2025	250.0	9.9	9.8	—%
Robin C. & Charles E. Taylor & Brigantine Aquatic Center LLC	Amusement, Gambling, and Recreation Industries	Term Loan	6%	9/14/2023	185.8	32.2	33.0	0.02%
OrthoQuest, P.C.	Ambulatory Health Care Services	Term Loan	Prime plus 2%	3/12/2022	56.8	4.7	4.7	—%
CPN Motel, L.L.C. dba American Motor Lodge	Accommodation	Term Loan	Prime plus 2.25%	4/30/2024	379.0	32.4	32.6	0.02%
Track Side Collision & Tire, Inc.	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	6/16/2025	44.8	5.1	5.2	—%
Duttakrupa, LLC dba Birmingham Motor Court	Accommodation	Term Loan	Prime plus 2.25%	9/8/2023	98.8	12.9	13.0	0.01%
Deesha Corporation, Inc. dba Best Inn & Suites	Accommodation	Term Loan	Prime plus 2.25%	2/14/2025	250.0	28.7	28.9	0.01%
Maruti, Inc	Accommodation	Term Loan	Prime plus 2.25%	11/25/2024	220.0	26.7	26.8	0.01%
Willington Hills Equestrian Center LLC	Animal Production and Aquaculture	Term Loan	Prime plus 2.75%	10/19/2022	85.0	13.0	13.3	0.01%

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
JUNE 30, 2016 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
LABH, Inc. t/a Ramada Ltd.	Accommodation	Term Loan	Prime plus 2.25%	9/27/2024	$555.0	$42.9	$43.1	0.02%
Randall D. & Patricia D. Casaburi dba Pat’s Pizzazz	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	3/13/2023	68.8	7.5	7.6	—%
Gain Laxmi, Inc. dba Super 8 Motel	Accommodation	Term Loan	Prime plus 2.25%	5/31/2023	202.5	21.3	21.4	0.01%
Naseeb Corporation	Accommodation	Term Loan	Prime plus 2.25%	3/31/2024	402.5	31.5	31.7	0.02%
Stillwell Ave Prep School	Social Assistance	Term Loan	Prime plus 2.75%	1/14/2023	72.0	6.8	6.9	—%
Karis, Inc.	Accommodation	Term Loan	Prime plus 2%	12/22/2023	148.8	14.2	14.2	0.01%
Five Corners, Ltd.	Gasoline Stations	Term Loan	Prime plus 2.75%	12/11/2019	85.0	5.4	5.5	—%
Alyssa Corp dba Knights Inn	Accommodation	Term Loan	Prime plus 2.25%	9/30/2023	350.0	43.2	43.4	0.02%
Bhailal Patel dba New Falls Motel	Accommodation	Term Loan	Prime plus 2.75%	3/27/2023	100.0	4.1	4.2	—%
Pegasus Automotive, Inc.	Gasoline Stations	Term Loan	Prime plus 2.75%	12/23/2022	112.5	11.7	11.9	0.01%
Delyannis Iron Works	Fabricated Metal Product Manufacturing	Term Loan	6%	12/8/2022	16.0	1.2	1.2	—%
P. Agrino, Inc. dba Andover Diner	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/18/2021	150.0	10.4	10.6	0.01%
Golden Elevator Co., Inc.	Support Activities for Agriculture and Forestry	Term Loan	Prime plus 2.75%	1/31/2022	50.0	1.1	1.1	—%
RJS Service Corporation	Gasoline Stations	Term Loan	Prime plus 2.75%	8/20/2021	79.0	6.8	6.9	—%
Chez Rurene Bakery	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/20/2017	150.0	20.0	20.0	0.01%
Total Performing SBA Unguaranteed Investments					$203,715.6	$176,568.6	$173,297.4	84.77%
Non-Performing SBA Unguaranteed Investments(3)
* 214 North Franklin, LLC and Winter Ventures, Inc.	Nonstore Retailers	Term Loan	6%	11/29/2037	133.4	133.5	62.0	0.03%
* A + Quality Home Health Care, Inc.	Ambulatory Health Care Services	Term Loan	6%	8/1/2016	1.3	1.3	1.3	—%
Almeria Marketing 1, Inc.	Personal and Laundry Services	Term Loan	7.75%	10/15/2015	4.5	4.5	4.2	—%
* AUM Estates, LLC and Sculpted Figures Plastic Surgery Inc.	Ambulatory Health Care Services	Term Loan	6%	3/14/2038	305.3	305.7	29.6	0.01%
* AWA Fabrication & Construction, L.L.C.	Fabricated Metal Product Manufacturing	Term Loan	6%	4/30/2025	34.7	34.8	21.3	0.01%
* B&B Fitness and Barbell, Inc. dba Elevations Health Club	Amusement, Gambling, and Recreation Industries	Term Loan	6%	6/22/2035	216.2	216.5	134.2	0.07%
* Baker Sales, Inc. d/b/a Baker Sales, Inc.	Nonstore Retailers	Term Loan	6%	3/29/2036	177.0	177.4	97.5	0.05%
* Barnum Printing & Publishing, Co.	Printing and Related Support Activities	Term Loan	6%	7/29/2015	2.6	2.6	—	—%
* BCD Enterprises, LLC dba Progressive Tool and Nutmeg Tool	Fabricated Metal Product Manufacturing	Term Loan	6%	6/22/2026	290.2	290.9	—	—%
Bwms Management, LLC	Food Services and Drinking Places	Term Loan	6%	7/7/2027	71.7	71.8	62.0	0.03%

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
JUNE 30, 2016 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
* Al-Mustafa Enterprise, Inc. and Al-Mustafa Enterprise Inc	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	9/18/2040	$133.7	$133.8	$122.9	0.06%
* Chickamauga Properties, Inc., MSW Enterprises, LLP	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/22/2035	169.2	169.4	160.4	0.08%
* Chickamauga Properties, Inc., MSW Enterprises, LLP	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/22/2035	66.6	66.7	51.1	0.02%
* Chickamauga Properties, Inc. and MSW Enterprises, LLP	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	10/19/2022	43.4	43.5	—	—%
* Custom Software, Inc. a Colorado Corporation dba M-33 Access	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/17/2021	288.5	289.2	278.9	0.14%
* Custom Software, Inc. a Colorado Corporation dba M-33 Access	Broadcasting (except Internet)	Term Loan	Prime plus 2.75%	4/30/2022	94.1	94.3	91.0	0.04%
* Danjam Enterprises, LLC dba Ariel Dental Care	Ambulatory Health Care Services	Term Loan	6%	3/31/2035	180.5	180.7	174.3	0.09%
* Danjam Enterprises, LLC dba Ariel Dental Care	Ambulatory Health Care Services	Term Loan	6%	3/29/2023	64.7	64.8	51.0	0.02%
* Danjam Enterprises, LLC dba Ariel Dental Care	Ambulatory Health Care Services	Term Loan	6%	3/30/2021	2.3	2.3	—	—%
DC Realty, LLC dba FOGO Data Centers	Professional, Scientific, and Technical Services	Term Loan	6%	3/23/2037	677.0	678.6	597.6	0.29%
DC Realty, LLC dba FOGO Data Centers	Professional, Scientific, and Technical Services	Term Loan	6.25%	3/23/2022	186.0	186.4	171.0	0.08%
* Dean 1021 LLC dba Pure Pita	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/29/2025	69.2	69.4	1.8	—%
* Dill Street Bar and Grill Inc and WO Entertainment, Inc	Food Services and Drinking Places	Term Loan	6%	9/27/2027	78.2	78.4	1.1	—%
Dixie Transport, Inc. & Johnny D. Brown & Jimmy Brown & Maudain Brown	Support Activities for Transportation	Term Loan	5.25%	12/28/2035	138.8	139.0	88.0	0.04%
* DocMagnet Inc	Professional, Scientific, and Technical Services	Term Loan	6%	1/23/2025	13.9	13.9	4.7	—%
* Dr. Francis E. Anders, DVM	Professional, Scientific, and Technical Services	Term Loan	6%	8/9/2015	1.6	1.6	1.5	—%
E.W. Ventures, Inc. dba Swift Cleaners & Laundry	Personal and Laundry Services	Term Loan	0%	4/18/2017	90.3	90.5	6.8	—%
* Elite Treats Enterprises, Inc. dba Rochelle Dairy Queen	Food Services and Drinking Places	Term Loan	6%	1/24/2032	49.0	49.0	7.2	—%
* Europlast Ltd	Plastics and Rubber Products Manufacturing	Term Loan	6%	9/26/2022	320.8	321.6	41.5	0.02%
* Europlast Ltd	Plastics and Rubber Products Manufacturing	Term Loan	6%	5/31/2023	155.2	155.6	114.5	0.06%
Event Mecca LLC	Other Information Services	Term Loan	6%	4/10/2023	12.7	12.7	9.0	—%
* EZ Towing, Inc.	Support Activities for Transportation	Term Loan	6%	1/31/2023	123.2	123.5	111.4	0.05%
* Gator Communications Group LLC dba Harvard Printing Group	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	8/31/2021	340.4	341.3	323.2	0.16%
* Gator Communications Group LLC dba Harvard Printing Group	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	3/30/2022	316.5	317.3	300.5	0.15%
* Gator Communications Group LLC dba Harvard Printing Group	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	4/25/2022	157.4	157.8	26.7	0.01%
* Gator Communications Group, LLC dba Harvard Printing Group	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	3/27/2023	13.3	13.3	—	—%
Goetzke Chiropractic, Inc.	Ambulatory Health Care Services	Term Loan	6%	10/25/2017	2.8	2.8	2.6	—%

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
JUNE 30, 2016 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Gotta Dance Studio, Inc. dba Gotta Dance Studio Academy of Performing	Educational Services	Term Loan	6%	11/16/2016	$3.7	$3.7	$3.6	—%
* Grand Manor Realty, Inc. & Kevin LaRoe	Real Estate	Term Loan	6%	2/20/2023	18.9	19.0	18.3	0.01%
Groundworks Unlimited LLC	Specialty Trade Contractors	Term Loan	6%	12/17/2023	79.3	79.4	72.7	0.04%
* Gurtej Singh and Ranjit Kaur dba Food Fair Market	Food and Beverage Stores	Term Loan	Prime plus 2.75%	3/18/2025	21.2	21.2	2.0	—%
Guzman Group, LLC	Rental and Leasing Services	Term Loan	6%	1/30/2016	192.9	193.4	191.9	0.09%
* Hamer Road Auto Salvage, LLC and Scott T. Cook and Nikki J. Cook	Motor Vehicle and Parts Dealers	Term Loan	6%	8/8/2039	185.7	186.2	182.8	0.09%
* Harrelson Materials Management, Inc	Waste Management and Remediation Services	Term Loan	6%	6/24/2021	464.5	465.7	37.3	0.02%
* Home Again Restaurant LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/30/2040	58.7	58.8	54.7	0.03%
* Hybrid Racing LLC.	Transportation Equipment Manufacturing	Term Loan	6%	5/15/2023	73.4	73.6	5.5	—%
Integrity Sports Group, LLC	Performing Arts, Spectator Sports, and Related Industries	Term Loan	6%	3/6/2018	8.6	8.6	7.8	—%
Island Nautical Enterprises, Inc. (OC) and Ingwall Holdings, LLC (EPC)	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	8/14/2038	305.5	306.2	244.2	0.12%
* J Olson Enterprises LLC and Olson Trucking Direct, Inc.	Truck Transportation	Term Loan	6%	6/28/2025	647.5	649.1	271.1	0.13%
* Jenny’s Wunderland, Inc.	Social Assistance	Term Loan	6%	6/29/2036	149.7	150.1	75.5	0.04%
* Karykion, Corporation dba Karykion Corporation	Professional, Scientific, and Technical Services	Term Loan	6%	6/28/2022	144.4	144.8	134.6	0.07%
* Krishna of Orangeburg, Inc.	Accommodation	Term Loan	6%	2/20/2032	10.3	10.3	5.7	—%
* Las Torres Development LLC dba Houston Event Centers	Real Estate	Term Loan	6%	8/27/2028	51.0	51.0	6.3	—%
* Lucil Chhor dba Baja Fresh #159	Food Services and Drinking Places	Term Loan	6%	12/28/2022	30.0	30.0	—	—%
* Milliken and Milliken, Inc. dba Milliken Wholesale Distribution	Merchant Wholesalers, Durable Goods	Term Loan	6%	6/10/2036	152.8	152.9	118.8	0.06%
* Mojo Brands Media, LLC	Broadcasting (except Internet)	Term Loan	6%	8/28/2023	725.6	727.5	396.4	0.19%
* Morris Glass and Construction	Specialty Trade Contractors	Term Loan	6%	3/7/2021	44.8	44.8	3.0	—%
* New Paltz Dental Care, PLLC dba Ariel Dental Care	Ambulatory Health Care Services	Term Loan	6%	6/19/2025	97.3	97.5	—	—%
* Opes Campitor Corporation dba Frux Documents	Professional, Scientific, and Technical Services	Term Loan	6%	5/20/2025	15.9	15.9	4.6	—%
* Our Two Daughters L.L.C. dba Washington’s Restaurant	Food Services and Drinking Places	Term Loan	6%	6/18/2026	169.8	170.3	22.9	0.01%
* E & I Holdings, LP & PA Farm Products, LLC	Food Manufacturing	Term Loan	6%	4/30/2030	1,234.0	1,237.1	506.7	0.25%
* Parth Dev, Ltd dba Amerihost Inn Hotel-Kenton	Accommodation	Term Loan	5.25%	10/3/2028	38.3	38.3	12.4	0.01%
* Professional Systems, LLC and Professional Cleaning	Administrative and Support Services	Term Loan	6%	8/26/2024	132.0	132.1	10.4	0.01%
Pure Water Innovations, LLC	Ambulatory Health Care Services	Term Loan	6%	9/6/2016	0.1	0.1	0.1	—%

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
JUNE 30, 2016 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
* Route 130 SCPI Holdings LLC (EPC) Route 130 SCPI Operations LLC (OC)	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/30/2039	$535.1	$536.4	$360.5	0.18%
* Sheikh M Tariq dba Selbyville Foodrite	Gasoline Stations	Term Loan	6%	3/13/2023	21.2	21.2	0.1	—%
Shivsakti, LLC dba Knights Inn	Accommodation	Term Loan	Prime plus 2.75%	12/20/2032	69.7	69.9	62.2	0.03%
* Signs of Fortune, LLC dba FastSigns	Miscellaneous Manufacturing	Term Loan	Prime plus 2.5%	4/3/2023	227.2	227.8	—	—%
* STK Ventures Inc dba JP Dock Service & Supply	Specialty Trade Contractors	Term Loan	6%	5/9/2037	31.6	31.6	6.7	—%
Stokes Floor Covering Company Inc. and Robert E. Rainey, Jr.	Furniture and Home Furnishings Stores	Term Loan	6%	12/29/2035	106.8	106.9	93.9	0.05%
* Stormwise South Florida dba Stormwise Shutters	Specialty Trade Contractors	Term Loan	6%	11/7/2036	405.7	406.7	335.2	0.16%
* Stormwise South Florida dba Stormwise Shutters	Specialty Trade Contractors	Term Loan	6%	11/7/2036	200.2	200.7	—	—%
* Summit Treatment Services Inc	Social Assistance	Term Loan	6%	3/11/2025	21.8	21.8	—	—%
* Summit Treatment Services, Inc. dba Summit Treatment Services	Social Assistance	Term Loan	6%	11/30/2037	129.3	129.6	111.1	0.05%
* David M. Goens dba Superior Auto Paint & Body, Inc.	Repair and Maintenance	Term Loan	6%	8/26/2024	15.7	15.7	15.1	0.01%
* Tequila Beaches, LLC dba Fresco Restaurant	Food Services and Drinking Places	Term Loan	6%	9/16/2021	0.5	0.5	—	—%
The Lucky Coyote, LLC	Miscellaneous Manufacturing	Term Loan	6%	5/8/2017	8.2	8.3	8.2	—%
* Sunmar, Inc. dba Creative Cooking	Food Services and Drinking Places	Term Loan	6%	8/19/2035	47.1	47.2	44.7	0.02%
* Will Zac Management LLC dba Papa John’s	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/19/2024	42.4	42.5	39.6	0.02%
* Winter Ventures Inc and 214 N Franklin LLC	Nonstore Retailers	Term Loan	Prime plus 2.75%	4/29/2024	56.5	56.6	—	—%
* Winter Ventures Inc dba Qualitybargainbooks and Qualitybargainmall	Nonstore Retailers	Term Loan	6%	12/23/2024	149.1	149.3	—	—%
* Winter Ventures Inc dba Qualitybargainbooks and Qualitybargainmall	Nonstore Retailers	Term Loan	6%	4/3/2029	134.4	134.5	—	—%
Total Non-Performing SBA Unguaranteed Investments					$12,284.6	$12,311.2	$6,617.4	3.24%
Total SBA Unguaranteed Investments					$216,000.2	$188,879.8	$179,914.8	88.01%
Performing SBA Guaranteed Investments(4)
Jumbomarkets Inc.	Food and Beverage Stores	Term Loan	Prime plus 2.75%	6/24/2026	200.0	150.0	167.0	0.08%
Edge Pest Control LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	6/27/2026	3,000.0	2,250.0	2,495.8	1.22%
E&P Holdings 1, LLC	Nonmetallic Mineral Product Manufacturing	Term Loan	Prime plus 2.75%	6/28/2026	500.0	375.0	417.7	0.20%
Castone Creations Inc.	Nonmetallic Mineral Product Manufacturing	Term Loan	Prime plus 2.75%	6/29/2026	350.0	262.5	292.4	0.14%
O D S, Inc.	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/29/2026	1,400.0	1,260.0	1,401.2	0.69%

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
JUNE 30, 2016 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Hartford Cardiology Group, LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/30/2026	$1,930.0	$1,447.5	$1,607.8	0.79%
Martin Inventory Management, LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	6/30/2026	423.0	317.3	353.3	0.17%
VMA Technologies LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/30/2026	150.0	127.5	142.8	0.07%
P.L.H. Pharmaco, Inc. dba Farmacia San Jose	Health and Personal Care Stores	Term Loan	Prime plus 2.75%	6/30/2026	700.0	525.0	584.7	0.29%
La Nopalera Mexicano 2, Inc.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/29/2026	375.2	281.4	313.3	0.15%
Doxa Deo Inc. Luv 2 Play	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	2/28/2026	228.0	171.0	190.5	0.09%
PennyLion LLC dba Creamistry	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/25/2026	225.0	168.8	187.9	0.09%
AVF Construction	Construction of Buildings	Term Loan	Prime plus 2.75%	5/27/2041	354.0	265.5	300.0	0.15%
Refoleen Inc. dba Spice & Tea Exchange	Food and Beverage Stores	Term Loan	Prime plus 2.75%	6/10/2026	185.0	138.8	154.5	0.08%
Shooting Sports Academy LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/23/2041	415.0	311.3	351.0	0.17%
Nevey’s LLC dba Stark Food III	Food and Beverage Stores	Term Loan	Prime plus 2.75%	6/30/2041	638.5	478.9	540.6	0.26%
Desert Tacos	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/30/2026	147.2	110.4	122.9	0.06%
Total SBA Guaranteed Performing Investments					$11,220.9	$8,640.9	$9,623.4	4.71%
Total SBA Unguaranteed and Guaranteed Investments					$227,221.1	$197,520.7	$189,538.2	92.72%
Controlled Investments(5)
Advanced Cyber Security Systems, LLC(6),(15)	Data processing, hosting and related services.	50% Membership Interest	—%	—	—	—	—	—%
		Term Loan	3%	December 2014	1,120.0	381.0	—	—%
* Automated Merchant Services, Inc.(7),(15)	Data processing, hosting and related services.	100% Common Stock	—%	—	—	—	—	—%
CDS Business Services, Inc.(8)	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	100% Common Stock	—%	—	—	4,428.0	700.0	0.34%
		Line of Credit	Prime plus 2.5%	August 2018	1,870.0	1,870.0	1,870.0
CrystalTech Web Hosting, Inc.(11)	Data processing, hosting and related services.	100% Common Stock	—%	—	—	8,764.0	21,413.9	10.48%
Exponential Business Development Co. Inc.(15)	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	100% Common Stock	—%	—	—	—	—	—%
* Fortress Data Management, LLC(15)	Data processing, hosting and related services.	100% Membership Interest	—%	—	—	—	—	—%
Newtek Insurance Agency, LLC(12),(15)	Insurance Carriers and Related Activities	100% Membership Interest	—%	—	—	—	2,500.0	1.22%

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
JUNE 30, 2016 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
PMTWorks Payroll, LLC(9)	Data processing, hosting and related services.	90% Membership Interest	—%	—	$—	$700.1	$1,020.0	0.50%
		Term Loan	10% – 12%	Various maturities through May 2018	1,685.0	1,685.0	1,185.0	0.58%
Secure CyberGateway Services, LLC(10),(15)	Data processing, hosting and related services.	66.7% Membership Interest	—%	—	—	—	—	—%
		Term Loan	7%	December 2016	2,400.0	600.0	598.0	0.29%
Small Business Lending, LLC(12),(15)	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	100% Membership Interest	—%	—	—	—	4,500.0	2.20%
* Summit Systems and Designs, LLC(13),(15)	Data processing, hosting and related services.	100% Membership Interest	—%	—	—	—	—	—%
ADR Partners, LLC dba banc-serv Partners, LLC(14)	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	100% Membership Interest	—%	—	—	5,400.0	5,400.0	2.64%
Premier Payments LLC(11)	Data processing, hosting and related services.	100% Membership Interest	—%	—	—	16,503.0	19,750.0	9.66%
Universal Processing Services of Wisconsin, LLC(11)(15)	Data processing, hosting and related services.	100% Membership Interest	—%	—	—	—	56,148.0	27.47%
Total Controlled Investments					$7,075.0	$40,331.1	$115,084.9	56.30%
Non-control/Non-affiliate Investments
Titanium Asset Management LLC	Administrative and Support Services	Term Loan	3%	July 2017	2,200.0	1,213.0	1,146.0	0.56%
		Warrants	—%	—	—	—	—	—%
					$2,200.0	$1,213.0	$1,146.0	0.56%
Investments in Money Market Funds					$—	$35.0	$35.0	0.02%
Total Investments					$236,496.1	$239,099.8	$305,804.1	149.59%

See accompanying notes to unaudited condensed consolidated financial statements.

*	Denotes non-income producing security.
(1)	Newtek values each unguaranteed portion of SBA 7(a) performing loans (“Loan”) using a discounted cash flow analysis which projects future cash flows and incorporates projections for Loan pre-payments and Loan defaults using historical portfolio data. The data predicts future prepayment and default probability on curves which are based on Loan age. The recovery assumption for each Loan is specific to the discounted valuation of the collateral supporting that Loan. Each Loan’s cash flow is discounted at a rate which approximates a market yield. The Loans were originated under the SBA 7(a) program and conform to the underwriting guidelines in effect at their time of origination. Newtek has been awarded Preferred Lender Program (“PLP”) status from the SBA. The portions of these Loans are not guaranteed by the SBA. Individual loan participations can be sold to institutions which have been granted an SBA 750 license. Loans can also be sold as a pool of loans in a security form to qualified investors.
(2)	Prime Rate is equal to 3.50% as of June 30, 2016.
(3)	Newtek values non-performing SBA 7(a) loans using a discounted cash flow analysis of the underlying collateral which supports the loan. Net recovery of collateral, (fair value less cost to liquidate) is applied

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
JUNE 30, 2016 (UNAUDITED)
(In Thousands)

to the discounted cash flow analysis based upon a time to liquidate estimate. Modified loans are valued based upon current payment streams and are re-amortized at the end of the modification period.
(4)	Newtek values guaranteed performing SBA 7(a) loans using the secondary SBA 7(a) market as a reference point. Newtek routinely sells performing SBA 7(a) loans into this secondary market. Guaranteed portions of SBA 7(a) loans partially funded as of the valuation date are valued using level two inputs as disclosed in Note 6.
(5)	Controlled Investments are disclosed above as equity investments (except as otherwise noted) in those companies that are “Controlled Investments” of the Company as defined in the Investment Company Act of 1940. A company is deemed to be a “Controlled Investment” of Newtek Business Services Corp. if Newtek Business Services Corp. or its subsidiaries owns more than 25% of the voting securities of such company. See Note 4 in the accompanying notes to the consolidated financial statements for transactions during the three months ended June 30, 2016 with affiliates the Company is deemed to control.
(6)	50% owned by Wilshire Holdings I, Inc. (a subsidiary of Newtek Business Services Corp.), 50% owned by non-affiliate. The term loan is past its original maturity date and currently in default. As such, the fair value of the investment is zero.
(7)	96.11% owned by Wilshire Partners, LLC (a subsidiary of Newtek Business Services Corp.), 3.89% owned by Newtek Business Services Corp.
(8)	18.35% owned by Wilshire New York Partners IV, LLC (a subsidiary of Newtek Business Services Corp.), 31.8% owned by Wilshire New York Partners V, LLC (a subsidiary of Newtek Business Services Corp.) and 49.85% owned by Wilshire Holdings 1, Inc. (a subsidiary of Newtek Business Services Corp.)
(9)	25% owned by Wilshire New York Partners V, LLC (a subsidiary of Newtek Business Services Corp.), 65% owned by Wilshire Holdings I, Inc. (a subsidiary of Newtek Business Services Corp.), and 10% owned by non-affiliate.
(10)	66.7% owned by The Whitestone Group, LLC (a subsidiary of Newtek Business Services Corp.), 33.3% owned by non-affiliate.
(11)	100% owned by Newtek Business Services Holdco1, Inc. (a subsidiary of Newtek Business Services Corp.).
(12)	100% owned by Wilshire Holdings I, Inc. (a subsidiary of Newtek Business Services Corp.).
(13)	100% owned by The Whitestone Group, LLC (a subsidiary of Wilshire Holdings I, Inc., a subsidiary of Newtek Business Services Corp.).
(14)	100% owned by Banc-Serv Acquisition, Inc. (a subsidiary of Newtek Business Services Corp.).
(15)	Zero cost basis is reflected as the portfolio company was organized by the Company and incurred internal legal costs to organize the entity and immaterial external filing fees which were expensed when incurred.
(16)	All of the Company’s investments are in entities which are organized under the Laws of the United States and have a principal place of business in the United States.
(17)	Under the Investment Company Act of 1940, as amended, the Company may not acquire any non-qualifying assets unless, at the time the acquisition is made, qualifying assets represent at least 70% of the Company’s total assets. At June 30, 2016, 5.4% of total assets are non-qualifying assets.

MANAGEMENT

Our business and affairs are managed under the direction of our board of directors. Our board of directors elects our officers who serve at its discretion. Our board of directors has five members, two of whom are “interested persons” as defined in Section 2(a)(19) of the 1940 Act and three of whom are not interested persons, whom we refer to as our independent directors. The responsibilities of each director will include, among other things, the oversight of our investment activity, the quarterly valuation of our assets, and oversight of our financing arrangements. Our board of directors has also established an Audit Committee and a Compensation, Nominating and Corporate Governance Committee, and may establish additional committees in the future.

Directors and Executive Officers

As of August 22, 2016, our directors and executive officers are as set forth below. The address for each director and executive officer is c/o Newtek Business Services Corp., 1981 Marcus Avenue, Suite 130, Lake Success, New York 11042.

Name	Age	Position with Us	Director Since	Expiration of Term
Non-Independent Directors:
Barry Sloane(1)	56	Chairman, Chief Executive Officer and President	1999	2018
Peter Downs(4)	51	Director, Chief Lending Officer	2014	2018
Independent Directors
Sam Kirschner(2)(3)	67	Director	2010	2016
Richard J. Salute(2)(3)	70	Director	2015	2017
Salvatore F. Mulia(2)(3)	68	Director	2005	2017

(1)	Mr. Sloane is not an Independent Director because he is our President and Chief Executive Officer.
(2)	Member of the Audit Committee.
(3)	Member of the Compensation, Corporate Governance and Nominating Committee.
(4)	Mr. Downs is not an Independent Director because he is our Chief Lending Officer and President of NSBF.

Executive Officers Who Are Not Directors

Name	Age	Position with Us
Jennifer Eddelson	43	Chief Accounting Officer and Executive Vice President
Michael A. Schwartz	56	Chief Legal Officer, Chief Compliance Officer and Secretary
John Raven	49	Chief Information Security Officer and Chief Technology Officer
Nilesh Joshi	41	Chief Information Officer

The following is a summary of certain biographical information concerning our directors and executive officers.

Non-Independent Directors

Barry Sloane Mr. Sloane has served as our Chairman and Chief Executive Officer since 1999 and as our President since 2008. Mr. Sloane founded Newtek in 1998 and has been an executive officer of each of the Company-sponsored certified capital companies beginning in 1999. In addition, in April 2015 Mr. Sloane became engaged as a director with AK Capital LLC (“AKC”), a securities brokerage company. From September 1993 through July 1995, Mr. Sloane was a Managing Director of Smith Barney, Inc. While there, he directed the Commercial and Residential Real Estate Securitization Unit, and he was national sales manager for institutional mortgage and asset backed securities sales. From April 1991 through September 1993, Mr. Sloane was founder and President of Aegis Capital Markets, a consumer loan origination and securitization business which was eventually taken public with the name of “Aegis Consumer Funding.” From October 1988 through March 1991, Mr. Sloane was Senior Vice President of Donaldson, Lufkin and Jenrette, where he was responsible for directing sales of mortgage-backed securities. From August 1982 to

September 1988, Mr. Sloane was a senior mortgage security salesman and trader for Bear Stearns, L.F. Rothschild, E.F. Hutton and Paine Webber.

Peter Downs Mr. Downs is the Company’s Chief Lending Officer and was appointed as director in connection with the Company’s conversion to a business development company on November 12, 2014. Mr. Downs joined the Company in 2003 and has been the President of NSBF and a member of the Risk committee for NSBF. He has had primary responsibility for the development of the Company’s lending policies and procedures, portfolio and marketing, from its inception. Prior to joining Newtek in 2003, Mr. Downs spent sixteen years in various small business lending roles within the banking industry. From 1990 to 2001, he was employed with European American Bank (“EAB”), where he held various positions including New Business Development Officer for Small Business Lending and Group Manager of Retail Small Business Lending which encompassed the underwriting and servicing of the bank’s small business loan portfolio. With EAB’s acquisition by Citibank, Mr. Downs was asked to run the bank’s SBA lending portfolio in New York, and eventually was named the National Director of SBA lending, after which he was responsible for coordinating the bank’s SBA underwriting and sales efforts in all Citibank markets across the country. In addition to his banking experience, he has been involved in several non-profit small business advisory boards, and has been a member of the National Association of Government Guaranteed Lenders (NAGGL) Regional Technical Issues Committee.

Mr. Down’s history with the Company and extensive experience in developing policies and procedures, portfolios and marketing in the small business lending space provides our Board of Directors with the valuable insight of an experienced lender.

Independent Directors

Richard J. Salute was appointed to the Board of Directors upon the retirement of David Beck in April 2015, and will serve out the remainder of Mr. Beck’s term, until 2017. Mr. Salute has more than 37 years of audit, accounting, and tax experience. Mr. Salute served as Capital Markets and SEC Practice Director at J.H. Cohn and CohnReznick LLP. Prior to that he spent 29 years at Arthur Andersen managing complex audits for public and private companies. During his tenure, he was responsible for providing clients with strategic planning services as well as consulting on corporate finance, mergers and acquisitions, and process evaluation. His clients included large multinational companies and entrepreneurial start-ups. In addition to his client responsibilities, he started three businesses for that firm: the Enterprise Group (New York Metropolitan area), the Technology Practice (New York office) and the Bankruptcy and Corporate Recovery Practice (nationwide). Mr. Salute is a graduate of Adelphi University and a member of the American Institute of Certified Public Accountants and the New York State Society of Certified Public Accountants

Mr. Salute’s extensive audit, accounting, and tax experience and relationships with industry players are assets to our Board of Directors. Mr. Salute’s expertise and experience also qualify him to serve as chairman of the Audit Committee and as the Audit Committee Financial Expert. As an authority on SEC matters, Mr. Salute has been the key accounting and finance professional in numerous initial public offerings and has represented clients whose shares trade on the New York Stock Exchange, the American Stock Exchange, Nasdaq and other over-the-counter markets and this experience provides a significant addition to the board of directors.

Sam Kirschner has served on Newtek’s board of directors since 2010 and serves on the Audit Committee and the Compensation, Corporate Governance and Nominating Committee. Mr. Kirschner has, since he co-founded MayerCap, LLC in 2003, been a Managing Member of the company. MayerCap, LLC managed investments in hedge funds, as a fund-of-funds, and is headquartered in New York City. MayerCap, LLC placed particular emphasis on investing in newer and smaller hedge funds. Mr. Kirschner has also been since 1986 president of Nexus Family Business Consulting where he has specialized in advising owners, boards and senior executive of major family-owned businesses and large domestic and foreign banks on matters of succession planning, estate planning and strategic mergers and acquisitions. He has also consulted on the identification and recruitment of senior executives. Mr. Kirschner holds a Ph.D. in clinical psychology and has taught at both New York University School of Continuing & Professional Studies and the Wharton School of Business at the University of Pennsylvania.

Mr. Kirschner’s experience in the finance industry provides a significant addition to the Board of Directors. Mr. Kirschner has many years of experience in working with small to medium sized firms and addressing the many issues which they face in growing their businesses. He is also well versed in the latest developments in the social media area and has been helpful in advising the Company on its product development and social media initiatives and this experience provides a significant addition to the board of directors.

Salvatore F. Mulia has served on Newtek’s board of directors since 2005, serves on the Audit Committee and serves as Chair of the Compensation, Corporate Governance and Nominating Committee. Mr. Mulia has been a financial advisor at RTM Financial Services, Westport, CT, with an emphasis on leasing and lending advisory services since February 2003. From February 2001 to February 2003 Mr. Mulia was Executive Vice President of Pitney Bowes Capital Corp, Shelton, CT which was engaged in providing financial services to business customers. Prior to that, Mr. Mulia held senior management positions within General Electric’s Financial Services Division, GE Capital Corporation (“GECC”), and from 1980 through 1993 he was responsible for developing new products and business initiatives in financial services. During his tenure at GECC Mr. Mulia was a principal in GEVEST, GECC’s investment banking unit, where he headed syndication and led acquisition teams which acquired leasing companies with combined assets of $3 billion including: TransAmerica Leasing, Chase Manhattan’s leasing subsidiary and LeaseAmerica.

Mr. Mulia’s experience in the financial services industry as well as working with smaller to mid-sized companies needing capital and debt and his understanding of these businesses provides a significant addition to the Board of Directors. Mr. Mulia has many years of experience with major financial companies working with smaller to mid-sized companies needing capital and debt. His understanding of the dynamics of these businesses has been particularly helpful in addressing similar issues of the Company and this experience provides a significant addition to the board of directors.

Executive Officers Who Are Not Directors

Jennifer C. Eddelson is a certified public accountant licensed in the state of New York and has served as Executive Vice President and Chief Accounting Officer of the Company since July 1, 2011. Previously Ms. Eddelson was employed by the Company since 2004 as Corporate Controller, Vice President of Financial Reporting since 2006, and in these and her current capacities has had a principal responsibility for the development and implementation of the Company’s accounting policies and practices. Previously, Ms. Eddelson practiced as a certified public accountant for eight years with Janover, LLC, a public accounting firm located in New York, primarily in the audit and tax area. Ms. Eddelson is a member of the NYS Society of CPAs and a member of the AICPA.

Michael A. Schwartz has served as Chief Legal Officer and Corporate Secretary since January 1, 2015. On October 1, 2015, Mr. Schwartz was appointed the Company’s Chief Compliance Officer. Previously, Mr. Schwartz was Senior Counsel to the Company since November 2013. Prior to joining the Company, Mr. Schwartz spent twenty-two years in private practice specializing in complex litigation in the fields of securities, mergers and acquisitions, corporate governance, commercial law, unfair employment practices, consumer protection and antitrust. Mr. Schwartz served on the Company’s Board of Directors from 2005 through 2009.

John Raven has served as the Chief Information Security Officer and Chief Technology Officer of the Company since January 2016. In addition, Mr. Raven serves as President and COO of the controlled portfolio company Newtek Technology Solutions. He is a veteran information security specialist, technology executive and entrepreneur with a long successful history from start-up to mature large-scale enterprises. Mr. Raven has two decades of extensive experience as a technology leader and operator, leading several large high-profile consulting engagements. He specializes in monthly subscription-based customer acquisition strategies, telecommunications, large-scale datacenter design and operations supporting corporate enterprises and Internet facing high-tech companies.

Nilesh Joshi has served as the Chief Information Officer of the Company since April 18, 2016. Mr. Joshi has over 18 years of information technology leadership and project management experience across the retail, financial services, utilities and healthcare industries. Mr. Joshi led the new product launches and strategic initiatives for Cigna Healthcare’s Group and Voluntary Benefits segment. Prior to Cigna Healthcare, he established the IT Program Management Office at Republic Services. Mr. Joshi holds a MBA in International Business from W.P. Carey School of Business at Arizona State University and a Bachelors of Electrical Engineering from the University of Mumbai (Bombay), India. He is a certified Project Management Professional and member of the distinguished National Scholars and Honor Society, and Society of Information Management.

Board of Directors

Newtek’s Board and management are committed to responsible corporate governance to ensure that the Company is managed for the long-term benefit of its stockholders. To that end, the board of directors and management periodically review and update, as appropriate, the Company’s corporate governance policies and practices. In doing so, the board of directors and management review published guidelines and recommendations of institutional stockholder organizations and current best practices of similarly situated public companies. The board of directors and management also regularly evaluate and, when appropriate, revise the Company’s corporate governance policies and practices in accordance with the requirements of the Sarbanes-Oxley Act of 2002 and the rules and listing standards issued by the SEC and Nasdaq where the Company’s shares of common stock are listed and traded.

During the fiscal year ended December 31, 2015, the Board held a total of twenty-four meetings. Each director attended at least 90% of the total number of meetings of the board of directors and at least 90% of all committee meetings on which he served. We require each director to make a diligent effort to attend all meetings of the board of directors and committees as well as each annual meeting of our stockholders.

Corporate Governance Guidelines

The Company has adopted corporate governance guidelines titled “Governance Guidelines” which are available at the Investor Relations page of www.NewtekOne.com. The Governance Guidelines are also available in print to any stockholder who requests them. These principles were adopted by the Board to best ensure that the board of directors is independent from management, that the Board adequately performs its function as the overseer of management and to help ensure that the interests of the Board and management align with the interests of the stockholders.

On an annual basis, each director and executive officer is obligated to complete a Directors’ and Officers’ Questionnaire which requires disclosure of any transactions with the Company in which the Director or executive officer, or any member of his or her immediate family, have a direct or indirect material interest.

Board of Directors Leadership Structure

Presently, Mr. Sloane serves as the chairman of our Board. Mr. Sloane is an “interested person” of Newtek as defined in Section 2(a)(19) of the 1940 Act because he is our Chief Executive Officer and President. We believe that Mr. Sloane’s familiarity with our investment platform, and extensive knowledge of the financial services industry and the investment valuation process in particular qualify him to serve as the chairman of our board of directors. We believe that our leadership structure is appropriate since Mr. Sloane has over 25 years of experience in our industry or related businesses, and under his leadership our Senior Lending Team has executed a strategy that has significantly improved our earnings growth, cash flow stability and competitiveness.

Our Board has not designated lead independent director. We are aware of the potential conflicts that may arise when a non-independent director is chairman of the board, but believe these potential conflicts are offset by our strong corporate governance policies. Our corporate governance policies include regular meetings of the independent directors in executive session without the presence of interested directors and management, the establishment of audit and nominating and corporate governance committees comprised solely of independent directors and the appointment of a chief compliance officer, with whom the independent directors meet regularly without the presence of interested directors and other members of management, for administering our compliance policies and procedures. Mr. Michael Schwartz currently serves as our Chief Compliance Officer.

We recognize that different board leadership structures are appropriate for companies in different situations. We intend to re-examine our corporate governance policies on an ongoing basis to ensure that they continue to meet our needs.

Board of Directors Risk Oversight

While management is responsible for identifying, assessing and managing risk, our Board is responsible for risk oversight with a focus on the most significant risks facing the company. The Boards risk oversight includes, but is not limited to, the following risks:

•	strategic;
•	operational;
•	compliance; and
•	reputational.

At the end of each year, management and the Board jointly develop a list of major risks that the company prioritizes in the following year. In 2015, the Board focused on the following areas of risk:

•	management compensation;
•	determining Newtek’s long-term growth;
•	strategic and operational planning, including acquisitions and the evaluation of the Company’s capital structure and long term debt financing; and
•	legal and regulatory compliance.

The Board also has delegated responsibility for the oversight of specific risks to board of directors committees. The Audit committee oversees risks associated with:

•	the Company’s financial statements and financial reporting;
•	mergers and acquisitions;
•	internal controls over financial reporting;
•	credit and liquidity;
•	information technology; and
•	security and litigation issues.

The Compensation, Governance and Nominating committee considers the risks associated with:

•	compensation policies and practices;
•	management resources, structure, succession planning and management development;
•	overall governance practices and the structure and leadership of the board of directors; and
•	related person transactions and the code of conduct for all employees, officers and directors.

The Board is kept informed of each committee’s risk oversight and any other activities deemed to engender risk via periodic reports from management and the committee chairs. Our Board recognizes the importance of risk oversight, and its role is consistent with the Board’ leadership structure, the Chief Executive Officer and the senior management of the Company. Our senior management, including our Chief Compliance Officer, is responsible for assessing and managing risk exposure and the Board and committees of the Board provide the oversight consistent with those efforts.

We believe that our Board’s role in risk oversight is effective, and appropriate given the extensive regulation to which we are subject as a BDC. We are required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, our ability to incur indebtedness is limited such that our asset coverage must equal at least 200% immediately after each time we incur indebtedness, we generally have to invest at least 70% of our gross assets in “qualifying assets” and we are not generally be permitted to invest in any portfolio company in which one of our affiliates currently has an investment.

We recognize that different board roles in risk oversight are appropriate for companies in different situations. We intend to re-examine the manners in which the Board administers its oversight function on an ongoing basis to ensure that they continue to meet our needs.

Committees of the Board of Directors

The Board currently has two standing committees: the Audit Committee and the Compensation, Corporate Governance and Nominating Committee. Each member of these committees is independent as defined by applicable Nasdaq and SEC rules. Each of the committees has a written charter approved by the board of directors, which is available on the Investor Relations page of on our website at www.NewtekOne.com.

Audit Committee

The Board’s Audit Committee consists of Messrs. Salute (Chair), Mulia and Kirschner and operates pursuant to its written charter. The Audit Committee held five meetings during the year ended December 31, 2015. The Audit Committee is authorized to examine and approve the audit report prepared by the independent auditors of the Company, to review and select the independent auditors to be engaged by the Company, to review the internal accounting controls and to review and approve conflict of interest or related party transactions and audit policies. Our Audit Committee is also responsible for establishing guidelines and making recommendations to our board of directors regarding the valuation of our loans and investments.

Director Salute, Chair of the Audit Committee, has been determined by the Board to be a “financial expert.” In addition, the board of directors has determined that all members of the audit committee are “financially literate” as that term is defined by applicable Nasdaq and SEC rules. Further, each member of the Audit Committee is considered independent under the 1940 Act and Nasdaq rules.

Compensation, Corporate Governance and Nominating Committee

The Company’s Compensation, Corporate Governance and Nominating Committee consists of Messrs. Mulia (Chair), Salute and Kirschner, all of whom are considered independent under the 1940 Act and Nasdaq rules. The Compensation, Corporate Governance and Nominating Committee evaluates the compensation and benefits of the directors, officers and employees, recommends changes, and monitors and evaluates employee performance. The Compensation, Corporate Governance and Nominating Committee held four meetings during the year ended December 31, 2015. The Compensation, Corporate Governance and Nominating Committee is generally responsible for identifying corporate governance issues, creating corporate governance policies, identifying and recommending potential candidates for election to the Board and reviewing executive and director compensation and performance.

Director Nominations

In considering whether to recommend any particular candidate for inclusion in the Boards slate of recommended director nominees, the Compensation, Corporate Governance and Nominating Committee applies the criteria set forth in the Governance Guidelines. These criteria include the candidate’s integrity, business acumen, knowledge of our business and industry, experience, diligence, absence of conflicts of interest and the ability to act in the interest of all stockholders. The committee does not assign specific weights to particular criteria, and no particular criterion is a prerequisite for each prospective nominee. We believe that the backgrounds and qualifications of our directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will best allow the board of directors to fulfill its responsibilities.

The Compensation, Corporate Governance and Nominating Committee has not adopted a formal policy with regard to the consideration of diversity in identifying director nominees. In determining whether to recommend a director nominee, the Compensation, Corporate Governance and Nominating Committee considers and discusses diversity, among other factors, with a view toward the needs of the board of directors as a whole. The Compensation, Corporate Governance and Nominating Committee generally conceptualizes diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to the board of directors, when identifying and recommending director nominees. The Compensation, Corporate Governance and Nominating Committee believes that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with the Compensation, Corporate Governance and Nominating Committee’s goal of creating a board of directors that best serves the needs of the Company and the interest of its stockholders.

Stockholders may recommend individuals to the Compensation, Corporate Governance and Nominating Committee for consideration as potential director candidates by submitting their names, together with appropriate biographical information and background materials. Stockholders also have the right under our Bylaws to nominate director candidates, without any action or recommendation on the part of the Compensation, Corporate Governance and Nominating Committee or the board of directors.

Compensation Committee Interlocks and Insider Participation

All members of the Compensation, Corporate Governance and Nominating Committee are independent directors, and none of them are present or past employees or paid officers of ours or any of our subsidiaries. No member of the Compensation, Corporate Governance and Nominating Committee has had any relationship with us requiring disclosure under Item 404 of Regulation S-K. None of our executive officers has served on the board or compensation committee (or other committee serving an equivalent function) of any other entity, one of whose executive officers has served on our board of directors or Compensation, Corporate Governance and Nominating Committee.

Code of Ethics

Pursuant to Rule 17j-1, we have adopted and will maintain a code of ethics that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. Our code of ethics will generally not permit investments by our employees in securities that may be purchased or held by us. We may be prohibited under the 1940 Act from conducting certain transactions with our affiliates without the prior approval of our directors who are not interested persons and, in some cases, the prior approval of the SEC. Our current code of ethics is posted on our website at www.thesba.com.

The board of directors reviews all potential related party transactions on an ongoing basis, and all such transactions must be approved by the board of directors. We have not adopted written procedures for review of, or standards for approval of, these transactions, but instead the board of directors reviews such transactions on a case by case basis. In addition, the Compensation, Corporate Governance and Nominating Committee or the board of directors reviews and approves all compensation-related policies involving our directors and executive officers. See “Certain Relationships and Transactions.”

Director Compensation

The Board of Directors has adopted a plan for compensation of non-employee directors which gives effect to the time and effort required of each of them in the performance of their duties. For 2016, the Board amended the plan for compensation of non-employee directors to provide for the payment of annual compensation in the amount of $125,000 for each non-employee director, with no additional fees for committee membership or chairmanship.

Directors do not receive any perquisites or other personal benefits from the Company.

Director Summary Compensation Table

The following table discloses the cash, equity awards and other compensation earned, paid or awarded, as the case may be, to each of our current directors during the fiscal years ended December 31, 2015.

Name of Director		Fees earned or Paid in Cash ($)	Stock Awards ($)(3)	Option Awards ($)(3)	All Other Compensation ($)	Total ($)
Current independent directors:
Sam Kirshner	2015	60,000	—	—	—	60,000
	2014	60,000	261,000			321,000
Salvatore F. Mulia	2015	75,000	—	—	—	75,000
	2014	75,000	261,000			336,000
Richard Salute(1)	2015	75,000	—	—	—	75,000
	2014	—	—	—	—	—
Former independent director:						—
Dave Beck(1)	2015	18,750	—	—	—	18,750
	2014	75,000	261,000	67,465	—	403,465
Interested directors:						—
Barry Sloane(2)	2015	—	—	—	—	—
	2014	—	—	—	—	—
Peter Downs(2)	2015	—	—	—	—	—
	2014	—	—	—	—	—

(1)	Mr. Beck retired from the Board of Directors on April 10, 2015. On April 10, 2015, the Board of Directors appointed Mr. Salute to replace Mr. Beck and serve the remainder of Mr. Beck’s term.
(2)	As employee directors, Messrs. Sloane and Downs do not receive any compensation for their service as directors. The compensation Messrs. Sloane and Downs receive from the Company as employees is disclosed in the Summary Compensation Table and elsewhere under “Executive Compensation.”
(3)	At the time of the BDC Conversion, in which Newtek Business Services, Inc. merged with and into the Company, awards previously granted to the Directors with vesting dates of February 2015 and March 2016, were vested.

EXECUTIVE COMPENSATION

We are subject to certain restrictions regarding the compensation of our officers and directors under the 1940 Act. For example, absent exemptive relief from the SEC, we may not issue (i) restricted stock to our officers, employees and directors, and (ii) stock options to our non-employee directors. See “Regulation” for additional detail.

Named Executive Officers of the Registrant

The executive officers of Newtek, and their ages, as of December 31, 2015, are as follows:

Name	Age	Position
Barry Sloane	56	Chairman, Chief Executive Officer and President
Jennifer Eddelson	43	Executive Vice President and Chief Accounting Officer
Peter Downs	51	Chief Lending Officer
Michael A. Schwartz(1)	55	Chief Legal Officer, Chief Compliance Officer and Secretary
Dean Choksi(2)	37	Treasurer and Senior Vice President
Matthew Ash(1)	72	Former Executive Vice President and former Chief Compliance Officer
Craig Brunet(3)	67	Former Executive Vice President and former Chief Information Officer

(1)	Mr. Schwartz became Chief Legal Officer and Secretary on January 1, 2015. Mr. Schwartz replaced Mr. Ash as Chief Compliance officer, effective October 1, 2015.
(2)	Effective as of July 7, 2016, the Company has eliminated the positon of Treasurer, and has consolidated the Treasurer function within the Company’s Finance Department. As a result of the foregoing elimination and consolidation, Dean Choksi, Treasurer and Senior Vice President of Finance, has left the Company effective July 7, 2016.
(3)	Effective as of January 1, 2016, Mr. Brunet retired from his position as Chief Information Officer of the Company and John Raven was appointed the Chief Information Security Officer and Chief Technology Officer of the Company (see below).

Compensation Discussion and Analysis

The following compensation discussion and analysis includes our compensation philosophy, a description of our compensation program and the program’s objectives, the elements of compensation used to pay our executives and the compensation-related decisions made with respect to our NEOs as set forth below.

Compensation Philosophy and Objectives

Our compensation programs are designed to attract and retain key employees and to motivate them to achieve, and reward them for achieving, superior performance. Different programs are geared to shorter- and longer-term performance, with the goal of increasing stockholder value over the long-term. Executive compensation programs impact all employees by setting general levels of compensation and helping to create an environment of goals, rewards and expectations. Because we believe the performance of every employee is important to our success, we are mindful of the effect of executive compensation and incentive programs on all of our employees.

We believe that the compensation of our executives should reflect their success as a management team, rather than just as individuals, in attaining key operating objectives, such as growth of sales, growth of operating earnings and earnings per share and growth or maintenance of market share and long-term competitive advantage, and ultimately, in attaining an increased market price for our Common Shares. We believe that the performance of our executives in managing our Company, considered in light of general economic and specific company, industry and competitive conditions, should be the basis for determining their overall compensation. We also believe that their compensation should not be based on the short-term performance of our stock, whether favorable or unfavorable, but rather that the price of our stock will, in the long-term, reflect our operating performance and, ultimately, the management of the Company by our executives. We seek to have the long-term performance of our stock reflected in executive compensation through our equity incentive programs, including stock options and restricted stock awards.

Role of Executive Officers in Compensation Decisions

The Committee supervises the design and implementation of compensation policies for all executive officers (which include the named executive officers) and overall incentive equity awards to all employees of the Company. Decisions regarding the non-equity compensation of executive officers, other than named executive officers, are made by the Chief Executive Officer within the compensation philosophy set by the Committee. Decisions regarding the non-equity compensation of named executive officers are made by the Chief Executive Officer and the Committee for consistency with the Company’s compensation policies.

The Chief Executive Officer semi-annually reviews the performance of each member of the senior executive team, including named executive officers (other than himself whose performance is reviewed by the Committee). The conclusions reached and recommendations based on these reviews, including with respect to salary adjustments and annual award amounts, are then presented to the Committee by the Chief Executive Officer. The Committee will review and approve the recommendations for consistency with the Company’s compensation policies

Setting Executive Compensation

During the course of each fiscal year, it has been the practice of the Chief Executive Officer to review the history of all the elements of each executive officer’s total compensation and the Chief Executive Officer may also compare the compensation of the executive officers with that of the executive officers in an appropriate market comparison group of companies with a capitalization similar to that of the Company. We seek to set compensation levels that are perceived as fair, internally and externally, and competitive with overall compensation levels at other companies in our industry, including larger companies from which we may want to recruit employees. However, the Company does not establish individual objectives in the range of comparative data for each individual or for each element of compensation. Typically, the Chief Executive Officer sets compensation with respect to the executive officers who report to him and presents it to the Committee for conformity with the Company’s overall compensation policies. The NEOs are not present at the time of these deliberations. The Committee then performs a similar review of the Chief Executive Officer’s total compensation and makes compensation decisions with respect to such officer, who does not participate in that determination.

We choose to pay each element of compensation in order to attract and retain the necessary executive talent, reward annual performance and provide incentive for balanced focus on long-term strategic goals as well as short-term performance. The amount of each element of compensation is determined by or under the direction of our Committee, which uses the following factors to determine the amount of salary and other benefits to pay each NEO:

•	as achievement of income to sustain and grow the Company’s dividend payments;
•	attainment of risk-adjusted returns on the Company’s investment portfolio;
•	performance against competitors for the year;
•	difficulty in achieving desired results in the coming year;
•	value of their unique skills and capabilities to support long-term performance;
•	contribution and growth as a member of the executive management team;
•	professional development and growth of individual executives, the management team and other employees; and
•	managerial assistance provided to our controlled portfolio companies, including contributions to growth of sales, growth of operating earnings and earnings per share.

We do not establish individual goals but focus on the overall profitable growth of our business.

Based on the foregoing objectives, we have structured the Company’s annual and long-term incentive-based cash and non-cash executive compensation to motivate executives to achieve the business goals set by the Company and reward the executives for achieving such goals.

There is no pre-established policy or target for the allocation between either cash or non-cash compensation. Historically we have granted a majority of total compensation to executive officers in the form of cash compensation.

For the year ended December 31, 2015, the principal components of compensation for named executive officers were:

•	base salary;
•	performance-based incentive compensation based on the Company’s and the executive’s performance; and
•	retirement and other benefits made available to all employees.

Base Salary

The Company provides NEOs and other employees with base salary to compensate them for services rendered during the fiscal year. Executive base salaries continue to reflect our operating philosophy, our performance driven corporate culture and business direction, with each salary determined by the skills, experience and performance level of the individual executive, and the needs and resources of the Company. Base salaries are targeted to market levels based on reviews of published salary surveys and the closest related peer company compensation since we do not believe that Newtek has any peer companies. Base salary ranges for named executive officers are determined for each executive based on his or her position and responsibility by using market data from peer companies and published salary surveys, and the Company generally attempts to fix each NEO’s salary within the range. We believe that the Company’s most direct competitors for executive talent are not necessarily restricted to those companies that are included in the peer company index used to compare stockholder returns, but encompass a broader group of companies engaged in the recruitment and retention of executive talent in competition with the Company.

During the review of base salaries for senior level executives, including the NEOs, we primarily consider:

•	an internal review of each executive’s compensation both individually and relative to other executive officers;
•	individual performance of the executive; and
•	a review of the Company’s dividend growth and net income relative to the Company’s annual plan as established by the Board of Directors.

Salary levels typically are considered annually as part of the Company’s performance review process as well as upon a promotion or other change in job responsibility. Merit based increases to salaries are based on the Chief Executive Officer’s assessment of the individual’s performance. Merit based increases to the salaries of NEOs other than the Chief Executive Officer are recommended by the Chief Executive Officer and confirmed by the Committee and those for the Chief Executive officer are determined by the Committee.

Annual Bonus

Annual bonuses may be awarded to executive officers along with the Company’s non-executive employees under the Company’s cash bonus plan. The Company creates a bonus pool based on an annually determined percentage of the salaries of all employees which it accrues as an expense. Payments under the plan are based on the Company’s overall performance as determined by the Chief Executive Officer and the Committee. The Committee determines any bonus for the Chief Executive Officer based on, among other things, a review of the Company’s revenue growth, net income and cash flow relative to the Company’s annual plans as established by the Board of Directors. The Chief Executive Officer in consultation with the Committee with respect to the NEOs, or in consultation with the NEOs and other senior level officers with respect to lower level employees, determines annual bonuses for other employees based on such employee’s performance. Factors considered include the achievement of business plans, defined goals and performance relative to other companies of a similar size and business strategy. The mix and weighting of the factors vary, depending on the business segment and the executive’s responsibilities. The level of achievement and overall contribution by the executive determines the level of bonus.

Equity-Based Compensation

The Company must compete for leadership with commercial banks, investment banks, and other publicly traded companies not regulated as investment companies, which are generally able to award many different types of stock-based compensation to their directors, (including their non-employee directors,) officers, and employees. Moreover, the Company also must compete for leadership with private equity funds, which generally have the discretion to offer a portion of their various carried interests to induce professional talent to associate with their funds without being required to obtain SEC approval each time. On September 12, 2014, the Board of Directors voted to establish the Newtek Business Services Corp. 2014 Stock Incentive Plan (the “2014 Plan”). The 2014 Plan was approved by stockholders of the Company on October 22, 2014.

The 2014 Plan provides for the grant of options to purchase shares of Company common stock, the terms of which will be determined by the Compensation, Corporate Governance and Nominating Committee and set forth in an award agreement between the Company and the executive or employee. The Company has not issued options under the 2014 Plan. As of April 29, 2016, there were no options outstanding. The 2014 Plan provides for standard anti-dilution adjustments. However, no such adjustments will be made except pursuant to written assurance from the staff of the SEC or exemptive relief from the SEC.

Benefits and Perquisites

Our NEOs are generally not entitled to benefits that are not available to all of our employees. In this regard, it should be noted that we do not provide pension arrangements, post-retirement health coverage or similar benefits for our executives or employees. The Committee periodically reviews the levels of benefits provided to executive officers. The NEOs participate in the Company’s 401(k) savings plan and other benefit plans on the same basis as other similarly situated employees. The Company has adopted a match for the Company’s 401(k) savings plan which consists of a discretionary match of 50% of the first 2% of employee contributions up to a maximum of 1% of the employee’s compensation. For 2015, a match of approximately $182,000 in cash was approved and paid in April 2016.

The perquisites we provided in fiscal 2015 consist of premiums on life insurance policies for Mr. Sloane, the Company’s Chief Executive Officer, in the amount of $3,135.

Compensation of the Chief Executive Officer

The Committee’s decisions regarding compensation of Mr. Sloane are guided by the same policies and considerations that govern compensation of the Company’s other NEOs. While recognizing the Chief Executive Officer’s leadership in building a highly talented management team and in driving the Company forward, Mr. Sloane’s base salary was increased to $400,000 in March 2014 and increased to $500,000 in 2015. Mr. Sloane earned a $500,000 bonus for 2015 that was paid in 2016 and a $100,000 bonus earned in 2014 that was paid in 2015.

At the time of the BDC Conversion, in which Newtek Business Services, Inc. merged with and into the Company, awards previously granted to Mr. Sloane with vesting dates of May 2016 and February 2015, were vested, with values as of date of award of $139,500 and $680,000 respectively.

Mr. Sloane did not receive a grant of Common Shares or options in 2015 or 2014. The Committee has determined that this salary and bonus package is competitive with the labor market median for someone with Mr. Sloane’s skills and talents and is reflective of the Company’s current cash and financial position and the status of the Company’s Common Shares.

Compensation of the Other Named Executive Officers

The Committee approved the 2015 compensation for Craig Brunet, Jennifer Eddelson, Peter Downs, Matthew Ash, Michael Schwartz and Dean Choksi as recommended to it by the Chief Executive Officer.

2015 NEOs

Ms. Eddelson’s base salary was $260,000 in 2015 and was $240,000 in 2014. Ms. Eddelson received a $100,000 cash bonus in 2015 (paid in 2016) and a $90,000 cash bonus in 2014 (paid in 2015). Ms. Eddelson was awarded 2,000 Common Shares in 2013 which vested in 2014 in connection with the BDC Conversion, valued at $18,600. Ms. Eddelson was awarded 3,000 and 7,000 Common Shares in 2011 and 2012, respectively, which vested in July 2014, valued at $25,500 and $56,000, respectively.

Mr. Down’s base salary was $325,000 in 2015 and was $290,000 in 2014, and he received a $100,000 cash bonus in 2015 (paid in 2016) and an $85,000 cash bonus in 2014 (paid in 2015). Mr. Downs was awarded 10,000 and 4,000 Common Shares in 2011 and 2013, respectively, which vested in 2014 in connection with the BDC Conversion valued at $85,000 and $37,200, respectively.

Mr. Schwartz’s base salary was $200,000 in 2015. Mr. Schwartz received a $70,000 cash bonus in 2015 (paid in 2016).

Mr. Choksi’s base salary was $200,000 in 2015. Mr. Choksi received a $35,000 cash bonus in 2015 (paid in 2016).

Former NEOs

Mr. Brunet’s base salary was $225,000 in 2015 and $200,000 in 2014. Mr. Brunet earned a $35,000 cash bonus for 2015 (paid in 2015) and a $30,000 cash bonus for 2014 (paid in 2015). Mr. Brunet was awarded 2,120, 10,000 and 2,000 Common Shares in 2010, 2011 and 2013, respectively, which vested in 2014 in connection with the BDC Conversion, valued at $13,250, $85,000 and $18,600, respectively.

Mr. Ash’s base salary for 2015 was $144,000 and 2014 was $238,000. Mr. Ash received a $50,000 cash bonus in 2014 (paid in 2015). Mr. Ash was awarded 10,000 and 2,000 Common Shares in 2011 and 2013, respectively, which vested in 2014 in connection with the BDC Conversion valued at $85,000 and $18,600.

Elements of Executive Compensation and 2015 Compensation Determinations

Base Salary.  We believe that base salaries are a fundamental element of our compensation program. The Committee establishes base salaries for each NEO to reflect (i) the scope of the NEO’s industry experience, knowledge and qualifications, (ii) the NEO’s position and responsibilities and contributions to our business growth and (iii) salary levels and pay practices of those companies with whom we compete for executive talent.

The Committee considers base salary levels at least annually as part of its review of the performance of NEOs and from time to time upon a promotion or other change in job responsibilities. During its review of base salaries for our executives, the Committee primarily considers: individual performance of the executive, including leadership and execution of strategic initiatives and the accomplishment of business results for the company; market data; the NEO’s total compensation, both individually and relative to our other NEOs; and for NEOs other than the CEO, the base salary recommendations of our CEO.

The following table sets forth the 2014 and 2015 base salaries for our current NEOs.

NEO	2015 Base Salary	2014 Base Salary
Barry Sloane	$500,000	$400,000
Peter Downs	$325,000	$290,000
Jennifer Eddelson	$260,000	$240,000
Michael Schwartz(1)	$200,000	—
Dean Choksi(2)	$200,000	—

(1)	Mr. Schwartz was appointed Chief Legal Officer in January 2015 and Chief Compliance Officer in October 2015.
(2)	Mr. Choksi left the Company effective July 7, 2016.

Annual Bonus Awards.  The Committee designs our annual cash bonuses to motivate our NEOs to achieve financial and non-financial objectives consistent with our operating plan. The Committee retains discretion in the sizing and awarding of cash bonuses for each NEO to ensure that individual bonus determinations appropriately balance the interests of the Company’s stockholders, while rewarding an NEO’s contributions to performance. In evaluating the performance of our NEOs to arrive at their 2015 cash bonus awards, the Committee considered the factors to determine the amount of salary and other benefits, as set forth above. The Committee also considered the following factors and aspects of the Company’s 2015 operating performance in the determination of specific NEO bonus awards:

•	the successful conversion to a BDC;
•	First year operating as a BDC;
•	Declaration of $1.71 per share cash dividend in 2015;
•	Payment of a $2.69 per share special dividend in 2015;
•	Completion of an equity and debt offering; and
•	Acquisition of Premier Payments LLC

The Committee further reviewed each NEO’s specific performance achievements and contributions to the Company’s 2015 financial performance.

When allocating bonus awards, the Committee also evaluated, the total compensation paid to the NEOs and other employees. Based on the foregoing considerations and analysis, and after due deliberation, the Committee awarded the 2015 NEOs the following annual cash bonuses with respect to 2015.

2015 NEOs	2015 Cash Bonus Award	As Percentage of 2015 Base Salary
Barry Sloane	$500,000	100%
Peter Downs	$100,000	31%
Jennifer Eddelson	$100,000	38%
Michael Schwartz	$70,000	35%
Dean Choksi	$35,000	25%

Conclusion

The Committee believes that attracting and retaining talented and motivated management and employees is essential to creating long-term stockholder value. The Committee seeks to attract and retain management and employees by offering a competitive, performance-based compensation program which the Committee believes aligns the interests of the executive officers and other key employees with those of stockholders. We believe that the Company’s 2015 compensation program met those objectives.

COMPENSATION RISK ASSESSMENT

Our Compensation, Corporate Governance and Nominating Committee aims to establish Company-wide compensation policies and practices that reward contributions to long-term stockholder value and do not promote unnecessary or excessive risk-taking. In furtherance of this objective, the Committee conducted an assessment of our compensation arrangements, including those for our named executive officers. The assessment process included, among other things, a review of our (1) compensation philosophy, (2) compensation mix and (3) cash and equity-based incentive plans.

In its review, among other factors, the Committee considered the following:

•	Our revenue model and our cash incentive plan encourage our employees to focus on creating a stable, predictable stream of revenue over multiple years, rather than focusing on current year revenue at the expense of succeeding years.
•	The distribution of compensation among our core compensation elements has effectively balanced short-term performance and long-term performance.
•	Our cash and equity-based incentive awards in conjunction with management efforts focus on both near-term and long-term goals.
•	Our cash and equity-based incentive awards contain a range of performance levels and payouts, to discourage executives from taking risky actions to meet a single target with an all or nothing result of compensation or no compensation.

Our executives are encouraged to hold a meaningful number of Common Shares pursuant to our stock ownership policy. Based upon this assessment, our Compensation, Corporate Governance and Nominating Committee believes that our Company-wide compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on us.

Our executives are encouraged to hold a meaningful number of Common Shares pursuant to our stock ownership policy. Based upon this assessment, our Compensation, Corporate Governance and Nominating Committee believes that our Company-wide compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on us.

2015 Advisory Vote on Executive Compensation; Continuing Stockholder Engagement

At our 2015 annual meeting of stockholders, our advisory vote on say-on-pay received strong support from our stockholders (approximately 98% of votes cast).

The Committee views as important the continuing dialogue with our shareholders on compensation and other governance matters. Given the benefits of shareholder engagement, we anticipate continuing our shareholder engagement efforts following the 2015 annual meeting and in advance of our future annual meetings.

Compensation, Corporate Governance and Nominating Committee Interlocks and Insider Participation

All members of the Compensation, Corporate Governance and Nominating Committee are independent directors, and none of them are present or past employees or paid officers of ours or any of our subsidiaries. No member of the Compensation, Corporate Governance and Nominating Committee: (i) has had any relationship with us requiring disclosure under Item 404 of Regulation S-K under the Securities Exchange Act of 1934, as amended; or (ii) is an executive officer of another entity, at which one of our executive officers serves on our Board of Directors.

2015 Compensation, Corporation Governance and Nominating Committee Report

The Compensation, Corporate Governance and Nominating Committee of the Company has reviewed and discussed the foregoing Compensation Discussion and Analysis for fiscal 2015 required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation, Corporate Governance and Nominating Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this prospectus.

THE COMPENSATION, CORPORATE GOVERNANCE AND NOMINATING COMMITTEE

Salvatore Mulia, Chairman
Richard Salute
Samuel Kirschner

SUMMARY COMPENSATION TABLE

The following tables set forth the aggregate compensation earned by the Company’s Chief Executive Officer, Chief Accounting Officer, and next three most highly compensated executive officers (which we refer to as named executive officers) during 2015 and the two previous years.

Name and Principal Position	Year	Salary ($)		Bonus ($)		Stock Awards(3)		Option Awards(3)(7)	Non-Equity incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation (in excess of $10,000) ($)	Totals ($)
2015 NEOs
Barry Sloane	2015	483,333		500,000	(1)	—		—	—	—	—	983,333
	2014	400,000		100,000	(2)	—		—	—	—	—	500,000
	2013	391,667	(1)	100,000	(5)	139,500	(8)	—	—	—	—	631,167
Jennifer Eddelson	2015	256,667		100,000	(1)	—		—	—	—	—	356,667
	2014	240,000		90,000	(2)	—		—	—	—	—	330,000
	2013	240,000		50,000	(5)	18,600	(8)	—	—	—	—	308,600
Peter Downs(4)	2015	319,167		100,000	(1)	—		—	—	—	—	419,167
	2014	290,000		85,000	(2)	—		—	—	—	—	375,000
Michael Schwartz(9)	2015	191,667		70,000	(1)	—		—	—	—	—	261,667
Dean Choksi(11)	2015	141,667		35,000	(1)	—		—	—	—	—	176,667
Former NEOs
Matthew Ash(6)	2015	144,000		—		—		—	—	—	—	144,000
	2014	238,000		50,000	(2)	—		—	—	—	—	288,000
	2013	238,000		55,000	(5)	18,600	(8)	—	—	—	—	293,000
Craig Brunet(10)	2015	220,833		35,000		—		—	—	—	—	255,833
	2014	200,000		30,000	(2)	—		—	—	—	—	230,000
	2013	276,000		—		18,600	(8)	—	—	—	—	294,600

(1)	Cash bonus awarded for 2015 performance and paid in 2016.
(2)	Cash bonus awarded for 2014 performance and paid in 2015.
(3)	The value reported for Stock and Option Awards is the aggregate grant date fair value of options or stock awards granted to the named executive officers in the years shown, determined in accordance with FASB ASC Topic 718, disregarding adjustments for forfeiture assumptions. The assumptions for making the valuation determinations are set forth in the footnote titled “Stock-Based Compensation” to our financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014.
(4)	Mr. Downs became a named executive officer in November 2014.
(5)	Cash bonus awarded for 2013 performance and paid in 2014.
(6)	Matthew Ash served as the Chief Compliance Officer from November 2014 to October 1, 2015. Mr. Ash assumed the position of Special Counsel effective October 1, 2015 and was replaced as Chief Compliance Officer by Michael Schwartz.
(7)	Messrs. Sloane, Brunet, Downs and Ash were each granted an option to acquire 300 Company Shares with an exercise price of $20.00 per share in exchange for the extension of the vesting period on their stock awards from July 2014, to February 2015. These options expired unexercised on the BDC conversion date of November 11, 2014.
(8)	Stock grant awarded for 2012 performance, granted in 2013.
(9)	Mr. Schwartz was appointed Chief Legal Officer as of January 2015. The Company’s Board of Directors appointed Mr. Schwartz the Company’s Chief Compliance Officer, effective October 1, 2015.
(10)	Effective as of January 1, 2016, Craig Brunet retired from his position as Chief Information Officer of the Company and John Raven has been appointed the Chief Information Security Officer and Chief Technology Officer of the Company.
(11)	Mr. Choksi left the Company effective July 7, 2016.

Equity Compensation Plans

No grants were made in the fiscal year ended December 31, 2015 with respect to our Common Shares that may be issued under our equity compensation plans.

GRANTS OF PLAN-BASED AWARDS

There were no grants to our NEOs in the fiscal year ended December 31, 2015.

OUTSTANDING EQUITY AWARDS AT 2015 YEAR END

There were no outstanding equity awards held by our NEOs as of December 31, 2015.

OPTIONS EXERCISED AND STOCK VESTED

No options were exercised or restricted stock vested in 2015. As discussed above, on November 12, 2014, Newtek Business Services, Inc. merged with and into the Company for the purpose of reincorporating in Maryland, and thereafter filed an election to be regulated as a BDC under the 1940 Act. As a result, on or before November 11, 2014, all outstanding awards of stock options and restricted stock of Newtek Business Services, Inc. vested, were exercised and were converted into Common Shares of the Company.

Name	Options Awards(1)		Stock Awards(1)
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Exercise(1) (#)	Value Realized on Exercise ($)
2015 NEOs
Barry Sloane	—	—	48,783	1,239,750
Jennifer Eddelson	6,000	32,600	11,261	157,100
Peter Downs	2,552	33,300	8,824	182,700
Michael Schwartz(4)	—	—	—	—
Dean Choksi(5)	—	—	—	—
Former NEOs
Matthew Ash(3)	5,184	85,300	7,926	156,600
Craig Brunet(2)	13,889	215,000	9,538	184,266

(1)	As a result of the Merger, all outstanding awards of stock options and restricted Common Shares vested, were exercised and were converted into Common Shares of the Company on or before November 11, 2014. The amounts in the table above reflect the net shares issued after exchange of shares for payment of taxes.
(2)	Effective as of January 1, 2016, Craig Brunet retired from his position as Chief Information Officer of the Company and John Raven has been appointed the Chief Information Security Officer and Chief Technology Officer of the Company.
(3)	Matthew Ash served as the Chief Compliance Officer from November 2014 to October 1, 2015. Mr. Ash assumed the position of special counsel to the Company in October 2015 and was replaced as Chief Compliance Officer by Michael Schwartz.
(4)	The Company’s Board of Directors appointed Michael Schwartz, the Chief Legal Officer of the Company, as the Company’s Chief Compliance Officer, effective October 1, 2015.
(5)	Mr. Choksi left the Company effective July 7, 2016.

Employment Agreements

The Company entered into separate employment agreements with the following named executive officers during 2015 (each, an “Employment Agreement”):

•	Barry Sloane, as Chairman, Chief Executive Officer and President;
•	Jennifer Eddelson, as Executive Vice President and Chief Accounting Officer; and
•	Matthew Ash, as Chief Compliance Officer;
•	Craig Brunet, as Chief Information Officer; and
•	Michael Schwartz, as Chief Legal Officer and Secretary.

Mr. Sloane’s, Ms. Eddelson’s and Mr. Schwartz’ employment agreements were renewed as of March 1, 2016 for terms through March 31, 2017, at annual base salaries of $600,000, $275,000 and $250,000, respectively. Aside from base salaries, the other terms and provisions of the employment agreements remained the same.

Generally, under the Employment Agreements, Messrs. Sloane, Schwartz, Brunet, and Ash, and Ms. Eddelson were entitled to a set base compensation, cash bonuses pursuant to the Company’s Annual Cash Bonus Plan or by the action of the board of directors, and incentive compensation at the discretion of the Compensation, Corporate Governance and Nominating Committee. In addition, Messrs. Schwartz and Sloane and Ms. Eddelson are entitled to other benefits, such as participation in retirement and medical and other plans, executive benefits, and vacation and sick leave. The Employment Agreements also provide for severance payments in the case of termination without just cause, as defined therein, or of resignation with good reason, as defined therein. Under the Employment Agreements, during the term of their employment, Messrs. Schwartz and Sloane and Ms. Eddelson agree to devote substantially all of their business time to the Company and to not engage in any business or activity contrary to the business or affairs of the Company. The Company agrees to indemnify Messrs. Schwartz and Sloane and Ms. Eddelson for any and all loss, expenses, or liability that he or she may incur as a result of his or her services for the Company.

Mr. Sloane’s employment agreement provided for:

•	a twelve month term through March 31, 2016 at an annual base salary of $500,000;
•	at least one annual salary review by the Board of Directors;
•	participation in any discretionary bonus plan established for senior executives;
•	retirement and medical plans, customary fringe benefits, vacation and sick leave; and
•	$2 million of split-dollar life insurance coverage.

Ms. Eddelson’s employment agreement provided for:

•	a twelve month term through March 31, 2016 at an annual base salary of $260,000;
•	at least one annual salary review by the Board of Directors;
•	participation in any discretionary bonus plan established for senior executives; and
•	retirement and medical plans, customary fringe benefits, vacation and sick leave.

Mr. Schwartz’s employment agreement provided for:

•	a twelve month term through March 31, 2016 at an annual base salary of $200,000;
•	at least one annual salary review by the Board of Directors;
•	participation in any discretionary bonus plan established for senior executives; and
•	retirement and medical plans, customary fringe benefits, vacation and sick leave.

Mr. Brunet’s employment agreement provided for:

•	a twelve month term through March 31, 2016 at an annual base salary of $225,000;
•	at least one annual salary review by the Board of Directors;
•	participation in any discretionary bonus plan established for senior executives; and
•	retirement and medical plans, customary fringe benefits, vacation and sick leave.

Mr. Ash’s employment agreement provided for:

•	a twelve month term through March 31, 2016 at an annual base salary of $144,000;
•	at least one annual salary review by the Board of Directors;
•	participation in any discretionary bonus plan established for senior executives; and
•	retirement and medical plans, customary fringe benefits, vacation and sick leave.

Payments upon Change of Control

Mr. Sloane’s employment agreement provided for a payment in the event of non-renewal of his employment in an amount equal to one and one-half (1.5) times, or in the case of a change of control or termination other than for cause of the agreement an amount equal to two (2) times, the sum of (i) the executive’s base salary in effect at the time of termination, plus (ii) the amount of any incentive compensation paid with respect to the immediately preceding fiscal year.

Mr. Brunet’s, Ms. Eddelson’s, Mr. Ash’s and Mr. Schwartz’ employment agreements provided for a payment in the case of termination other than for cause or in connection with a change in control of the agreement equal to two (2) times the executive’s “base amount” as defined in §280G(b)(3) of Internal Revenue Code of 1986.

Each employment agreement contained a non-competition provision that requires the employee to devote substantially his full business time and efforts to the performance of the employee’s duties under the agreement.

The employee is not prohibited, however, from serving on the boards of directors of, and holding offices or positions in, companies or organizations which, in the opinion of the Board of Directors, will not present conflicts of interest with the Company; or investing in any business dissimilar from the Company’s or, solely as a passive or minority investor, in any business.

Under each of the employment agreements, the Company may terminate an employee’s employment for “just cause” as defined in the agreement, and upon the termination, no severance benefits are available. If the employee voluntarily terminates his employment for “good reason” as defined in the agreement, or the employee’s employment terminates during the term of the agreement due to death, disability, or retirement after age 62, the employee will be entitled to a continuation of his salary and benefits from the date of termination through the remaining term of the agreement. The employee is able to terminate voluntarily his agreement by providing 60 days written notice to the Board of Directors, in which case the employee is entitled to receive only his compensation, vested rights and benefits up to the date of termination.

Post Termination Payments

The table below reflects the amount of compensation that would have been payable to the executive officers under these arrangements if the hypothetical termination of employment events described above had occurred on December 31, 2015, given their compensation and service levels as of such date. All payments are payable by the Company in a lump sum unless otherwise noted.

These benefits are in addition to benefits available regardless of the occurrence of such an event, such as currently exercisable stock options, and benefits generally available to salaried employees, such as distributions under the Company’s 401(k) plan, disability benefits, and accrued vacation pay. In addition, in connection with any termination of Mr. Sloane’s employment, the Company may determine to enter into an agreement or to establish an arrangement providing additional benefits or amounts, or altering the terms of benefits described below, as the Compensation, Corporate Governance and Nominating Committee deems appropriate.

The actual amounts that would be paid upon Mr. Sloane’s termination of employment can be determined only at the time of his separation from the Company.

Name	Post Termination Payments
	Change in Control	Non-Renewal	Termination without cause
2015 NEOs
Barry Sloane	$1,559,316	$1,500,000	$2,000,000
Jennifer Eddelson	$603,189	—	$360,000
Michael Schwartz(2)	$417,474	—	$320,000
Former NEOs
Matthew Ash(2)	$260,000	—	$260,000
Craig Brunet(1)	$144,000	—	$144,000

(1)	Effective as of January 1, 2016, Craig Brunet retired from his position as Chief Information Officer of the Company and John Raven has been appointed the Chief Information Security Officer and Chief Technology Officer of the Company.
(2)	Matthew Ash served as the Chief Compliance Officer from November 2014 to October 1, 2015. Mr. Ash assumed the title of Special Counsel effective October 1, 2015 and was replaced as Chief Compliance Officer by Michael Schwartz.

Nonqualified Deferred Compensation

The Company did not have any nonqualified deferred compensation in the year ended December 31, 2015.

Pension Benefits

The Company had no obligation under pension benefit plans to the named executive officers as of December 31, 2015.

Tax and Accounting Implications

Deductibility of Executive Compensation

As part of its role, the Committee reviews and considers the deductibility of executive compensation under Section 162(m) of the Internal Revenue Code, which provides that the Company may not deduct compensation of more than $1,000,000 that is paid to certain individuals. The Company believes that compensation paid by the Company is generally fully deductible for federal income tax purposes. However, in certain situations, the Committee may, in the future, approve compensation that will not meet these requirements in order to ensure competitive levels of total compensation for its executive officers.

Accounting for Stock-Based Compensation

Beginning on January 1, 2006, the Company began accounting for stock-based payments under its three incentive stock plans in accordance with the requirements of ASC Topic — 718.

Amended Stock Incentive Plan

On April 27, 2015, the Compensation, Corporate Governance and Nominating Committee and the Board of Directors approved the Amended and Restated 2014 Stock Incentive Plan (the “Amended Stock Plan”), subject to shareholder approval. May 10, 2016, we received an exemptive order permitting us to award shares of restricted stock to our employees, officers, and non-employee directors pursuant to the Amended Stock Plan, subject to the stockholder approval. On July 27, 2016, at our Annual Meeting of Stockholders, stockholders approved our plan to award shares of restricted stock to our employees, officers, and non-employee directors.

The Amended Stock Plan permits us to issue awards of stock options and restricted stock in an aggregate amount of up to 20% of our issued and outstanding shares of common stock (the “Plan Maximum Shares”) as of the effective date of the plan. Under the Amended Stock Plan, all of the Plan Maximum Shares are available for grants of stock options, and half of the Plan Maximum Shares (up to 10% of our issued and outstanding common stock as of the effective date of the Amended Stock Plan) is available for grants of restricted stock. The Compensation, Corporate Governance and Nominating Committee believes that restricted stock is the best method of encouraging stock ownership in the Company by eligible participants by giving them a proprietary interest in the Company’s performance, which more closely aligns compensation with the Company’s performance and provides a means to attract and retain persons of outstanding ability in key positions with the Company. If in the future we successfully grow our assets under management and our NAV, we may choose to increase the number of employees of the Company. The Compensation, Corporate Governance and Nominating Committee may or may not choose to consider the use of stock options for incentive compensation of these employees. We believe that with our current size, the use of restricted stock alone will allow the Company to more successfully compete with private sector venture capital firms with respect to hiring and retaining personnel.

Shares Available for Awards

Under the Amended Stock Plan, a maximum of 20% of our total shares of common stock issued and outstanding, calculated on a fully diluted basis, will be available for awards under the Amended Stock Plan. Up to 10% of our total issued and outstanding shares will be available for grants of restricted stock. We had 14,481,335 shares outstanding on the date of the Annual Meeting. Therefore, there were 2,896,267 shares available for grant pursuant to the Amended Stock Plan as of that date. Under the Amended Stock Plan, no more than 50% of the shares of stock reserved for the grant of the awards under the Amended Stock Plan (up to an aggregate of 3,000,000 shares) may be restricted stock awards at any time during the term of the Amended Stock Plan. Therefore, approximately 1.44 million shares of common stock were available for grants of restricted stock as of the Annual Meeting date. As of August 2, 2016, the closing price of our common stock on the Nasdaq Global Market was $13.54 per share.

Shares issued under the Amended Stock Plan may be authorized but unissued shares or treasury shares. If any shares subject to an award granted under the plan are forfeited, cancelled, exchanged, or surrendered or if an award terminates or expires without a distribution of shares, or if shares of stock are surrendered or withheld as payment of either the exercise price of an award and/or withholding taxes in respect of an award, those shares will again be available for awards under the plan.

No more than 25% of the shares of our common stock may be made subject to awards under the plan to any individual. In the event that the Compensation, Corporate Governance and Nominating Committee determines that any corporate event, such as a stock split, dividend or other distribution (including deemed dividends), reorganization, merger, consolidation, repurchase or share exchange, affects our common stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of plan participants, then the Corporate Governance and Nominating Committee will make those adjustments as it deems necessary or appropriate to any or all of (i) the number and kind of shares or other property that may thereafter be issued in connection with future awards, (ii) the number and kind of shares or other property that may be issued under outstanding awards, (iii) the exercise price or purchase price of any outstanding award and (iv) the performance goals applicable to outstanding awards.

On August 2, the Board has approved and granted the restricted stock awards for the following directors, officers, and other employees:

Name	Number of Shares or Units that have not Vested (#)	Market Value of Shares or Units of Stock that have not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Number of Unearned Shares, Units or Other Rights that have not Vested ($)(1)
Barry Sloane	n/a	n/a	26,400	$357,456
Jennifer Eddleson	n/a	n/a	6,600	$89,364
Peter Downs	n/a	n/a	6,600	$89,364
Michael A. Schwartz	n/a	n/a	6,600	$89,364
John Raven	n/a	n/a	3,300	$44,682
Nilesh Joshi	n/a	n/a	1,650	$22,341
All Others	n/a	n/a	48,900	$662,106

(1)	Based on the closing price for our Common Shares of $13.54 on August 2, 2016, the date of the grant award.

Eligibility

The persons eligible to receive awards under the Amended Stock Plan are the members of our Board of Directors who are not employees of the Company, employee directors, officers, and other employees. Any shares of restricted stock or stock options that we grant under the Amended Stock Plan will be for compensatory purposes only and will not involve payment of any cash reconsideration by any participant to us. Approximately 29 persons are eligible for participation in the plan, which includes 6 named executive officers, 20 other employees and 3 non-employee directors.

Administration

The Amended Stock Plan is to be administered by the Compensation, Corporate Governance and Nominating Committee, which is comprised solely of directors who are considered independent under the applicable listing standards of the Nasdaq and are not “interested persons” of the Company as such term is defined in Section 2(a)(19) of the 1940 Act. Subject to the terms and conditions of the Amended Stock Plan and the 1940 Act, the Compensation, Corporate Governance and Nominating Committee is authorized to select participants, determine the type and number of awards to be granted and the number of shares to which awards will relate or the amount of a performance award, specific times at which awards will be exercisable or settled, including performance conditions that may be required as a condition thereof, set other terms and conditions of such awards, prescribe forms of award agreements, interpret and specify rules and regulations relating to the Amended Stock Plan, and make all other determinations which may be necessary or advisable for the administration of the Amended Stock Plan. In addition, the entire Board of Directors may itself act to administer the Amended Stock Plan.

General Terms of Awards

Our Compensation, Corporate Governance and Nominating Committee is authorized to grant restricted stock awards. All restricted stock granted under the Amended Stock Plan will be evidenced by an agreement containing such terms and conditions as the Compensation, Corporate Governance and Nominating Committee may determine. A grant of restricted stock is a grant of shares of our common stock that, at the time of issuance, are subject to certain forfeiture provisions, and thus the restricted stock granted is restricted as to transferability until such forfeiture restrictions have lapsed. The forfeiture restrictions on the restricted stock granted to non-employee directors pursuant to the Amended Stock Plan are intended to relate to continued service on our Board of Directors, and one-third of such shares granted will vest each year for three years after the date of grant.

If in the future stock options are granted under the Amended Stock Plan, the terms and conditions of stock options granted under the plan will be determined by the Compensation, Corporate Governance and

Nominating Committee and set forth in an award agreement between the Company and the participant. The exercise price of an option granted under the plan will not be less than the fair market value of our common stock on the date of grant. The vesting of a stock option will be subject to such conditions as the Compensation, Corporate Governance and Nominating Committee may determine.

We will account for the Amended Stock Plan in accordance with the provisions of ASC 718, ‘Share-Based Payments,” which requires us to record the fair value of stock-based compensation arrangements on the date they are granted to employees as a liability or as a component of equity, depending on whether the obligations can be settled in cash or stock. Regardless of treatment as a liability or as a component of equity, these amounts must be expensed over the vesting period of the compensation arrangements. Under ASC 718, we will be required to select a valuation technique or option-pricing model that meets the criteria as stated in the standard.

Unless earlier terminated by our Board of Directors, the Amended Stock Plan will expire on the 10th anniversary of the date on which it is approved by our shareholders. The expiration of the Amended Stock Plan will not by itself adversely affect the rights of participants under awards that are outstanding at the time the Amended Stock Plan expires. Our Board of Directors may terminate, modify or suspend the plan at any time, provided that no modification of the plan will be effective unless and until any required shareholder approval has been obtained. The Compensation, Corporate Governance and Nominating Committee may terminate, modify or amend any outstanding award under the Amended Stock Plan at any time, provided that in such event, the award holder may exercise any vested options prior to such termination of such award.

Since awards under the Amended Stock Plan will be determined by our Compensation, Corporate Governance and Nominating Committee and may vary from year to year and from participant to participant, benefits to be paid under the plan are not determinable at this time and are not determinable with respect to our last completed fiscal year assuming that the Amended Stock Plan had been in effect during such time.

Use of Restricted Stock

The Amended Stock Plan contemplates, among other things, grants of restricted stock. A grant of restricted stock is a grant of shares of our common stock that, at the time of issuance, are subject to certain forfeiture provisions, and thus are restricted as to transferability until the forfeiture restrictions have lapsed. The restrictions on the restricted stock issued pursuant to the Amended Stock Plan may relate to continued employment with us (lapsing either on an annual or other periodic basis or on a “cliff” basis (at the end of a stated period of time)) or other restrictions deemed by our Compensation, Corporate Governance and Nominating Committee from time to time to be appropriate and in our and our shareholders’ best interests, including the achievement of performance goals. Our Compensation, Corporate Governance and Nominating Committee currently plans that the forfeiture restrictions for restricted stock granted to employees would lapse based on vesting schedule.

Prior to the end of the restricted period, shares received as restricted stock may not be sold or disposed of by participants, and may be forfeited in the event of termination of employment. The restricted period generally is established by the Compensation, Corporate Governance and Nominating Committee. An award of restricted stock entitles the participant to all of the rights of a shareholder of the Company, including the right to vote the shares and the right to receive any dividends thereon, unless otherwise determined by the Compensation, Corporate Governance and Nominating Committee.

We believe that the particular characteristics of our business, including our dependence on key personnel to conduct our business effectively and the competitive environment in which we operate, require the use of equity-based compensation for our personnel. We strongly believe that the most appropriate form of equity-based compensation that we can offer is restricted stock. Relative to other forms of equity-based compensation, we believe that restricted stock will allow us to (1) develop superior alignment in shareholder interests and the interests of our employees and non-employee directors; (2) manage dilution associated with equity-based compensation; (3) preserve our cash and (4) match the return expectations of the business more closely with our equity-based compensation. We believe that restricted stock has a clear and meaningful benefit to our shareholders and our business prospects.

Alignment of our business plans, shareholders’ expectations and employee compensation is an essential component of our long-term business success. Our business plan involves managing investments over an extended period of time. Our success is dependent on our ability to grow NAV, and to generate capital gains from investments in privately held small businesses. We are restricted by 1940 Act regulations as to how we can compensate our employees for the expansion of our business, particularly if we remain an internally managed company. As a result, the Compensation, Corporate Governance and Nominating Committee currently believes that restricted stock is the preferred method of long-term incentive compensation to retain our employees as their roles expand with our growing business.

We believe that restricted stock motivates behavior that will encourage our continued growth and increase return expectations. Our primary strategy is to make investments in portfolio companies that can take five to ten years to mature and in the case of our controlled portfolio companies, with our executive officers providing significant managerial assistance to these companies. We believe that the use of restricted stock, with forfeiture provisions lapsing with a combination of time, NAV appreciation and stock price appreciation, more closely aligns our employees with our strategy, as compared with our use of stock options that generally vest based solely on time. Shares of restricted stock that are subject to forfeiture provisions should allow us to set objectives and provide meaningful rewards over time to employees who effectuate the targeted outcome of appreciation in NAV and stock price.

Use of Stock Options

The Compensation, Corporate Governance and Nominating Committee is authorized to grant non-qualified stock options (“NQSOs”). The exercise price of an option is determined by the Compensation, Corporate Governance and Nominating Committee, but may not be less than the fair market value of the shares on the date of grant. The maximum term of each option, the times at which each option will be exercisable, and provisions requiring forfeiture of unexercised options at or following termination of employment or upon the occurrence of other events, generally are fixed by the Compensation, Corporate Governance and Nominating Committee, subject to a restriction that no option may have a term exceeding ten years. Stock options may be exercised by payment of the exercise price in cash, through broker-assisted cashless exercise procedures or by surrender of other outstanding awards having a fair market value equal to the exercise price. Under the terms of the Amended Stock Plan, stock options, once granted, may not be re-priced; however, they remain subject to all of the other terms and conditions of the Amended Stock Plan. Under the terms of the Amended Stock Plan, stock options may be granted to employees, but may not be granted to non-employee directors. We have requested exemptive relief that would allow plan participants to pay the exercise price of options that were or will be granted under the Amended Stock Plan with the Company’s Common Shares.

Performance Goals

An award under the Amended Stock Plan consists of a right to receive an option or restricted stock, which may be made subject to the attainment of one or more performance goals. The performance goals may be set forth in an award agreement containing such terms and conditions as the Compensation, Corporate Governance and Nominating Committee may determine or may be used as a basis on which to determine the amount of or the right to an award. The Compensation, Corporate Governance and Nominating Committee has not historically based vesting or other rights under options on the attainment of performance goals and does not expect to do so in the future; however, the Compensation, Corporate Governance and Nominating Committee expects that awards of restricted stock under the Amended Stock Plan may be conditioned on attainment of performance goals. The Amended Stock Plan provides that performance goals will be based on one or more of the following criteria, determined by the Compensation, Corporate Governance and Nominating Committee in accordance with generally accepted accounting principles, where applicable:

•	adjusted net investment income or net realized income (per share or as a measure);
•	net unrealized and net realized gains;
•	stock price or total shareholder return;
•	return on capital (including return on total capital or return on invested capital) or return on investment;

•	increases in NAV;
•	dividends or dividends per share measures;
•	expense targets;
•	cash flow and liquidity measures; and
•	economic value added

Where applicable, the performance goals may be expressed in terms of maintaining or attaining a specified level of the particular criterion or attaining a percentage increase or decrease in the particular criterion, and may be applied to one or more of the Company or a subsidiary of the Company, all as determined by the Compensation, Corporate Governance and Nominating Committee. The performance goals may include a threshold level of performance below which no payment will be made (or no vesting will occur), levels of performance at which specified payments will be paid (or specified vesting will occur) and a maximum level of performance above which no additional payment will be made (or at which full vesting will occur). Each of the foregoing performance goals is subject to certification by the Compensation, Corporate Governance and Nominating Committee.

Vesting, Forfeitures, and Acceleration

The Compensation, Corporate Governance and Nominating Committee may, in its discretion, determine the vesting schedule of options and restricted stock awards, the circumstances that will result in forfeiture of the awards, the post-termination exercise periods of options and restricted stock awards, and the events that will result in acceleration of the ability to exercise and the lapse of restrictions on any award.

Amendment and Termination

Our Board of Directors may modify, revise or terminate the Amended Stock Plan at any time and from time to time, subject to the terms of (1) the order received from the SEC, (2) our certificate of incorporation and by-laws and (3) applicable law, including any requirement that such modification, revision or termination be approved by our shareholders. No awards under this Amended Stock Plan may be made after May 4, 2026, assuming that our shareholders approve the proposal at the Annual Meeting.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

We have procedures in place for the review, approval and monitoring of transactions involving the Company and certain persons related to the Company. As a business development company (“BDC”), the Company is prohibited under the 1940 Act from participating in certain transactions with certain of its affiliates without meeting certain requirements, such as the prior approval of the independent directors and, in some cases, the SEC. The affiliates with which the Company may be prohibited from transacting include its officers, directors and employees and any person who owns 5% or more of our outstanding voting securities or controlling or under common control with the Company.

The Board of Directors reviews all potential related party transactions on an ongoing basis, and all such transactions must be approved by the board of directors. We have not adopted written procedures for review of, or standards for approval of, these transactions, but instead the Board of Directors reviews such transactions on a case-by-case basis. In addition, the Compensation, Corporate Governance and Nominating Committee or the Board of Directors reviews and approves all compensation-related policies involving our directors and executive officers.

A major stockholder and former president of the Company, Jeffrey Rubin, directly and indirectly through entities (including Premier) and organizations in which he had a material interest, earned gross residual payments on merchant processing revenue he generated for Newtek Merchant Solutions, a controlled portfolio company, a portion of which was then paid to his support staff for their efforts. On July 23, 2015, the Company acquired Premier, as a new wholly owned, controlled portfolio company. Premier was owned 100% by Mr. Rubin. The total purchase price was approximately $16,483,000, of which $14,011,000 was paid in cash and $2,472,000 was paid in newly issued restricted shares of Company common stock. A total of 130,959 shares were issued to Mr. Rubin, which could not be sold or transferred for six months. The Company’s Board of Directors, including a majority of independent directors, approved the transaction. In addition, in July 2015, the Company entered into a consulting agreement (the “Agreement”) with Mr. Rubin, to perform business development consulting services. The Agreement entitled Mr. Rubin to annual compensation of $200,000. The Agreement was terminated in December 2015 and no additional payments are required to be made. On January 1, 2016, Mr. Rubin entered into an independent sale agent agreement with Premier.

Mr. Salute, a former partner with CohnReznick LLP (“CohnReznick”), receives a pension from CohnReznick and capital payouts from his partnership interests. CohnReznick performs tax work for the Company as well as assurance services to certain of the Company’s controlled portfolio companies.

Adam Eddelson, husband to Ms. Eddelson, is the controller of certain of the Company’s controlled portfolio companies, and is paid an annual salary in excess of $125,000.

Mr. Sloane’s brother, sister-in-law and nephew are employed by certain of the Company’s controlled portfolio companies and earn annual salaries less than $125,000.

SALES OF COMMON STOCK BELOW NET ASSET VALUE

At a Special Meeting of Stockholders on July 27, 2016, our common stockholders approved a proposal that would allow us to issue common stock at a discount from our net asset value (“NAV”) per share, effective for a period expiring on the earlier of July 27, 2017 or the 2016 annual meeting of our stockholders. We have agreed to limit the number of shares that we issue at a price below net asset value pursuant to this authorization so that the aggregate dilutive effect on our then outstanding shares will not exceed 20%. Our Board of Directors, subject to its fiduciary duties and regulatory requirements, has the discretion to determine the amount of the discount, and as a result, the discount could be up to 100% of net asset value per share.

In order to sell shares pursuant to any authorization, a majority of our directors who have no financial interest in the sale and a majority of our independent directors must:

•	find that the sale is in our best interests and in the best interests of our stockholders; and
•	in consultation with any underwriter or underwriters or sales manager or sales managers of the offering, make a good faith determination as of a time either immediately prior to the first solicitation by us or on our behalf of firm commitments to purchase such shares, or immediately prior to the issuance of such shares of common stock, that the price at which such shares are to be sold is not less than a price which closely approximates the market value of such shares, less any distributing commission or discount.

In making a determination that an offering below net asset value per share is in our and our stockholders’ best interests, our board of directors considers a variety of factors, including matters such as:

•	The effect that an offering below net asset value per share would have on our stockholders, including the potential dilution they would experience as a result of the offering;
•	The amount per share by which the offering price per share and the net proceeds per share are less than the most recently determined net asset value per share;
•	The relationship of recent market prices of common stock to net asset value per share and the potential impact of the offering on the market price per share of our common stock;
•	Whether the estimated offering price would closely approximate the market value of our shares;
•	The potential market impact of being able to raise capital during the current financial market difficulties;
•	The nature of any new investors anticipated to acquire shares of common stock in the offering;
•	The anticipated rate of return on and quality, type and availability of investments; and
•	The leverage available to us.

Sales by us of our common stock at a discount from the net asset value per share pose potential risks for our existing stockholders whether or not they participate in the offering, as well as for new investors who participate in the offering. The following three headings and accompanying tables will explain and provide hypothetical examples on the impact of an offering at a price less than the net asset value per share on three different set of investors:

•	existing stockholders who do not purchase any shares of common stock in the offering;
•	existing stockholders who purchase a relatively small amount of shares of common stock in the offering or a relatively large amount of shares of common stock in the offering; and
•	new investors who become stockholders by purchasing shares of common stock in the offering.

The tables below provide hypothetical examples of the impact that an offering at a price less than net asset value per share may have on the net asset value per share of stockholders and investors who do and do not participate in such an offering. However, the tables below do not show, nor are they intended to show, any potential changes in market price that may occur from an offering at a price less than net asset value per share and it is not possible to predict any potential market price change that may occur from such an offering.

Impact on Existing Stockholders Who Do Not Participate in an Offering of Common Stock

Our existing shareholders who do not participate in an offering below net asset value per share or who do not buy additional shares of common stock in the secondary market at the same or lower price we obtain in the offering (after expenses and commissions) face the greatest potential risk of an immediate decrease (often called dilution) in the net asset value of the shares of common stock they hold and their net asset value per share. These shareholders will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than the increase we will experience in our assets, potential earning power and voting interests due to the offering. These shareholders may also experience a decline in the market price of their shares of common stock, which often reflects to some degree announced or potential increases and decreases in net asset value per share. This decrease could be more pronounced as the size of the offering and level of discounts increases.

The following chart illustrates the level of net asset value dilution that would be experienced by a nonparticipating shareholder in three different hypothetical offerings of different sizes and levels of discount from net asset value per share. It is not possible to predict the level of market price decline that may occur.

The examples assume that the issuer has 14,484,000 common shares outstanding, $376,682,000 in total assets and $172,254,000 in total liabilities. The current net asset value and net asset value per share are thus $204,428,000 and $14.11. The chart illustrates the dilutive effect on Shareholder A of (1) an offering of 724,200 shares of common stock (5% of the outstanding shares of common stock) at $13.40 per share after offering expenses and commission (a 5% discount from net asset value), (2) an offering of 1,448,400 shares of common stock (10% of the outstanding shares of common stock) at $12.70 per share after offering expenses and commissions (a 10% discount from net asset value), (3) an offering of 2,896,800 shares of common stock (20% of the outstanding shares of common stock) at $11.29 per share after offering expenses and commissions (a 20% discount from net asset value) and (4) an offering of 2,896,800 shares of common stock (20% of the outstanding shares of common stock) at $0.02 per share after offering expenses and commissions (a 100% discount from net asset value).

Prior to SaleBelow NAV		Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 20% Offering at 20% Discount		Example 4 20% Offering at 100% Discount
	Prior to Sale	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public	—	$14.11	—	$13.37	—	$11.88	—	$0.02	—
Net Proceeds per Share to Issuer	—	$13.40	—	$12.70	—	$11.29	—	$0.02	—
Decrease to Net Asset Value
Total Shares Outstanding	14,484,000	15,208,200	5.00%	15,932,400	10.00%	17,380,800	20.00%	17,380,800	20.00%
Net Asset Value per Share	$14.11	$14.08	(0.21)%	$13.99	(0.88)%	$13.64	(3.31)%	$11.77	(16.62)%
Dilution to Nonparticipating Stockholder
Shares Held by Stockholder A	144,840	144,840	—	144,840	—	144,840	—	144,840	—
Percentage Held by Stockholder A	1.00%	0.95%	(4.76)%	0.91%	(9.09)%	0.83%	(16.67)%	0.83%	(16.67)%
Total Net Asset Value Held by Stockholder A	$2,043,692	$2,039,386	(0.21)%	$2,025,648	(0.88)%	$1,976,059	(3.31)%	$1,704,049	(16.62)%
Total Investment by Stockholder A (Assumed to be $14.11 per Share)	$2,043,692	$2,043,692	—	$2,043,692	—	$2,043,692	—	$2,043,692	—
Total Dilution to Stockholder A (Total Net Asset Value Less Total Investment)	—	$(4,306)	—	$(18,045)	—	$(67,633)	—	$(339,643)	—
Net Asset Value per Share Held by Stockholder A	$14.11	$14.08	—	$13.99	—	$13.64	—	$11.77	—
Investment per Share Held by Stockholder A (Assumed to be $14.11 per Share on Shares Held Prior to Sale)	$14.11	$14.11	—	$14.11	—	$14.11	—	$14.11	—
Dilution per Share Held by Stockholder A (Net Asset Value per Share Less Investment per Share)	—	$(0.03)	—	$(0.13)	—	$(0.47)	—	$(2.35)	—
Percentage Dilution to Stockholder A (Dilution per Share Divided by Investment per Share)	—	—	(0.21)%		(0.88)%		(3.31)%		(16.62)%

Impact on Existing Stockholders Who Do Participate in an Offering of Common Stock

Our existing shareholders who participate in an offering below net asset value per share or who buy additional shares of common stock in the secondary market at the same or lower price as we obtain in the offering (after expenses and commissions) will experience the same types of net asset value dilution as the nonparticipating shareholders, albeit at a lower level, to the extent they purchase less than the same percentage of the discounted offering as their interest in our shares of common stock immediately prior to the offering. The level of net asset value dilution will decrease as the number of shares of common stock such shareholders purchase increases. Existing shareholders who buy more than such percentage will experience net asset value dilution on their existing shares but will, in contrast to existing shareholders who purchase less than their proportionate share of the offering, experience an increase (often called accretion) in average net asset value per share over their investment per share and will also experience a disproportionately greater increase in their participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests due to the offering. The level of accretion will increase as the excess number of shares of common stock such shareholders purchases increases. Even a shareholder who over-participates will, however, be subject to the risk that we may make additional discounted offerings in which such shareholder does not participate, in which case such a shareholder will experience net asset value dilution as described above in such subsequent offerings. These shareholders may also experience a decline in the market price of their shares of common stock, which often reflects to some degree announced or potential decreases in net asset value per share. This decrease could be more pronounced as the size of the offering and level of discounts increases.

The following chart illustrates the level of dilution and accretion in the hypothetical 20% discount offering from the prior chart for a shareholder that acquires shares of common stock equal to (1) 50% of its proportionate share of the offering (i.e., 14,484,000 shares of common stock, which is 0.5% of an offering of 2,896,800 shares of common stock) rather than its 1.00% proportionate share and (2) 150% of such percentage (i.e. 43,452 shares of common stock, which is 1.5% of an offering of 2,896,800 shares of common stock rather than its 0.10% proportionate share). It is not possible to predict the level of market price decline that may occur.

		50% Participation		150% Participation
Prior to Sale Below NAV	Prior to Sale	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public	—	$11.88	—	$11.88	—
Net Proceeds per Share to Issuer	—	$11.29	—	$11.29	—
Decrease/Increase to Net Asset Value
Total Shares Outstanding	14,484,000	17,380,800	20.00%	17,380,800	20.00%
Net Asset Value per Share	$14.11	$13.64	(3.31)%	$13.64	(3.31)%
Dilution/Accretion to Participating Stockholder
Shares Held by Stockholder A	144,840	159,324	10.00%	188,292	30.00%
Percentage Held by Stockholder A	1.00%	0.92%	(8.33)%	1.08%	8.33%
Total Net Asset Value Held by Stockholder A	$2,043,692	$2,173,665	6.36%	$2,568,877	25.70%
Total Investment by Stockholder A (Assumed to be $14.11 per Share)	—	$2,215,793	—	$2,559,994	—
Total Dilution/Accretion to Stockholder A (Total Net Asset Value Less Total Investment)	—	$(42,128)	—	$8,883	—
Net Asset Value per Share held by Stockholder A	$14.11	$13.91	(1.44)%	$13.60	(3.64)%
Investment per Share held by Stockholder A (Assumed to be $14.11 per Share on Shares Held Prior to Sale)	—	$13.64	—	$13.64	—
Dilution/Accretion per Share Held by Stockholder A (Net Asset Value per Share Less Investment per Share)	—	$(0.26)	—	$0.05	—
Percentage Dilution to Stockholder A (Dilution/Accretion per Share Divided by Investment per Share)	—	—	(1.94)%	—	0.35%

Impact on New Investors of Common Stock

Investors who are not currently shareholders and who participate in an offering of our common stock below net asset value but whose investment per share is greater than the resulting net asset value per share due to selling compensation and expenses paid by the issuer will experience an immediate decrease, albeit small, in the net asset value of their shares of common stock and their net asset value per share compared to the price they pay for their shares of common stock. Investors who are not currently shareholders and who participate in an offering below net asset value per share and whose investment per share is also less than the resulting net asset value per share due to selling compensation and expenses paid by the issuer being significantly less than the discount per share will experience an immediate increase in the net asset value of their shares of common stock and their net asset value per share compared to the price they pay for their shares of common stock. These investors will experience a disproportionately greater participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests. These investors will, however, be subject to the risk that we may make additional discounted offerings in which such new shareholder does not participate, in which case such new shareholder will experience dilution as described above in such subsequent offerings. These investors may also experience a decline in the market price of their shares of common stock, which often reflects to some degree announced or potential increases and decreases in net asset value per share. This decrease could be more pronounced as the size of the offering and level of discounts increases.

The following chart illustrates the level of dilution or accretion for new investors that would be experienced by a new investor in the same hypothetical 5%, 10% and 20% discounted offerings as described in the first chart above. The illustration is for a new investor who purchases the same percentage (1.00%) of the shares of common stock in the offering as Shareholder A in the prior examples held immediately prior to the offering. It is not possible to predict the level of market price decline that may occur.

		Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 20% Offering at 20% Discount
Prior to Sale Below NAV	Prior to Sale	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public	—	$14.11	—	$13.37	—	$11.88	—
Net Proceeds per Share to Issuer	—	$13.40	—	$12.70	—	$11.29	—
Decrease to Net Asset Value
Total Shares Outstanding	14,484,000	15,208,200	5.00%	15,932,400	10.00%	17,380,800	20.00%
Net Asset Value per Share	$14.11	$14.08	(0.21)%	$13.99	(0.88)%	$13.64	(3.31)%
Dilution/Accretion to a New Investor
Shares Held by Investor A	144,840	7,242	—	14,484	—	28,968	—
Percentage Held by Investor A	1.00%	0.05%	—	0.09%	—	0.17%	—
Total Net Asset Value Held by Investor A	$2,043,692	$101,969	—	$202,565	—	$395,212	—
Total Investment by Investor A (Assumed to be $14.11 per Share)	$2,043,692	$102,185	—	$193,613	—	$344,201	—
Total Dilution to Investor A (Total Net Asset Value Less Total Investment)	—	$(215)	—	$8,952	—	$51,011	—
Net Asset Value per Share Held by Investor A	$14.11	$14.08	—	$13.99	—	$13.64	—
Investment per Share Held by Investor A (Assumed to be $14.11 per Share on Shares Held Prior to Sale)	$14.11	$14.11	—	$13.37	—	$11.88	—
Dilution per Share Held by Investor A (Net Asset Value per Share Less Investment per Share)	—	$(0.03)	—	$0.62	—	$1.76	—
Percentage Dilution to Investor A (Dilution per Share Divided by Investment per Share)	—	—	(0.21)%		4.62%		14.82%

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of August 22, 2016, the beneficial ownership of each current director, the nominees for director, the Company’s executive officers, each person known to us to beneficially own 5% or more of the outstanding Common Shares, and the executive officers and directors as a group. Percentage of beneficial ownership is based on 14,591,373 Common Shares outstanding as of August 22, 2016.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own 5% or more of our Common Shares is based upon filings by such persons with the SEC and other information obtained from such persons, if available.

Unless otherwise indicated, the Company believes that each beneficial owner set forth in the table has sole voting and investment power and has the same address as the Company. The Company’s directors are divided into two groups — interested directors and independent directors. Interested directors are “interested persons” of the Company as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”). Unless otherwise indicated, the addresses of all executive officers and directors are c/o Newtek Business Services Corp., 1981 Marcus Avenue, Suite 130, Lake Success, New York 11042.

Name of Beneficial Owner(1)	Number of Shares Beneficially Owned(3)	Percent of Class
Other:
Jeffrey Rubin(2)(4)	1,066,364	7.3%
Interested Directors:
Barry Sloane	992,233	6.8%
Peter Downs	21,126	*
Independent Directors:
Samuel Kirschner	52,977	*
Salvatore Mulia	61,303	*
Richard Salute	3,823	*
Executive Officers:
Jennifer Eddelson	31,995	*
Michael Schwartz	10,519	*
John Raven	3,300	*
Nilesh Joshi	1,650	*
All current directors and executive officers as a group (9 persons)	1,178,926	8.08%

*	Less than 1% of total Common Shares outstanding as of August 22, 2016.
(1)	Information about the beneficial ownership of our principal stockholders is derived from filings made by them with the SEC.
(2)	Based on information included in the Schedule 13G/A filed by Jeffrey Rubin on February 11, 2016, Mr. Rubin beneficially owned 1,066,364 shares, had sole voting and dispositive power over 1,033,454 shares and had shared voting and dispositive power over 32,910 shares of the Company’s Common Shares. According to the Schedule 13G/A filed by Mr. Rubin, 1,033,454 shares were held by Mr. Rubin personally, 32,452 shares were held by the J. Rubin Family Foundation, of which Mr. Rubin is a trustee, and for which Mr. Rubin disclaims beneficial ownership, 220 shares were held in a Uniform Gifts to Minors Act (“UGMA”) account for the benefit of Jordana Rubin, for which Mr. Rubin disclaims beneficial ownership, 68 shares were held in a UGMA account for the benefit of Amanda Rubin, for which Mr. Rubin disclaims beneficial ownership, and 170 shares were held in a trust for the benefit of the Mr. Rubin’s sister, for which Mr. Rubin serves as the trustee, and for which Mr. Rubin disclaims beneficial ownership.

(3)	As of August 22, 2016, except with respect to Mr. Rubin as of December 31, 2015.
(4)	Mr. Rubin resigned as the Company’s President on March 7, 2008.

Dollar Range of Equity Securities in the Company Beneficially Owned by Each Director:

Name of Director	Dollar Range of Equity Securities in Newtek Business Services Corp.(1)(2)
Interested Directors:
Barry Sloane	Over $100,000
Peter Downs	Over $100,000
Independent Directors:
Richard Salute	$50,001 – $100,000
Salvatore Mulia	Over $100,000
Samuel Kirschner	Over $100,000

(1)	Dollar ranges are as follows: None, $1 – 10,000, $10,001 – $50,000, $50,001 – $100,000, or Over $100,000.
(2)	The dollar range of equity securities beneficially owned in us is based on the closing price for our Common Shares of $13.45 on August 22, 2016 on the Nasdaq Global Market. Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

REGULATION

General

We have elected to be regulated as a BDC under the 1940 Act and intend to elect to be treated, and intend to qualify annually thereafter, as a RIC under the Code, beginning with our first taxable year after the BDC Conversion, or for tax year 2015. A BDC is a unique kind of investment company that primarily focuses on investing in or lending to private companies and making managerial assistance available to them. A BDC provides stockholders with the ability to retain the liquidity of a publicly-traded stock, while sharing in the possible benefits of investing in emerging-growth or expansion-stage privately-owned companies. The 1940 Act contains prohibitions and restrictions relating to transactions between BDCs and their directors and officers and principal underwriters and certain other related persons and requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless approved by a majority of our outstanding voting securities. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (i) 67% or more of such company’s shares present at a meeting if more than 50% of the outstanding shares of such company are present or represented by proxy, or (ii) more than 50% of the outstanding shares of such company.

Qualifying Assets

Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our proposed business are the following:

(1)	Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:
(a)	is organized under the laws of, and has its principal place of business in, the United States;
(b)	is not an investment company (other than a small business investment company wholly owned by the BDC) or a company that would be an investment company but for certain exclusions under the 1940 Act; and
(c)	does not have any class of securities listed on a national securities exchange; or if it has securities listed on a national securities exchange such company has a market capitalization of less than $250 million; is controlled by the BDC and has an affiliate of a BDC on its board of directors; or meets such other criteria as may be established by the SEC.
(2)	Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.
(3)	Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.
(4)	Securities received in exchange for or distributed on or with respect to securities described in (1) through (3) above, or pursuant to the exercise of warrants or rights relating to such securities.
(5)	Cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment.

Control, as defined by the 1940 Act, is presumed to exist where a BDC beneficially owns more than 25% of the outstanding voting securities of the portfolio company.

We do not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, we generally cannot acquire more than 3% of the voting stock of any investment company (as defined in the 1940 Act), invest more than 5% of the value of our total assets in the securities of one such investment company or invest more than 10% of the value of our total assets in the securities of such investment companies in the aggregate. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might subject our stockholders to additional expenses.

Significant Managerial Assistance

A BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described above. However, in order to count portfolio securities as qualifying assets for the purpose of the 70% test, the BDC must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where the BDC purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available significant managerial assistance means, among other things, any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company through monitoring of portfolio company operations, selective participation in board and management meetings, consulting with and advising a portfolio company’s officers or other organizational or financial guidance.

Temporary Investments

Pending investment in other types of qualifying assets, as described above, our investments may consist of cash, cash equivalents, U.S. government securities or high quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we will invest in U.S. treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the diversification tests imposed on us by the Code in order to qualify as a RIC for federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. We will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Warrants and Options

Under the 1940 Act, a BDC is subject to restrictions on the amount of warrants, options, restricted stock or rights to purchase shares of capital stock that it may have outstanding at any time. In particular, the amount of capital stock that would result from the conversion or exercise of all outstanding warrants, options or rights to purchase capital stock, other than certain short-term rights or warrants, cannot exceed 25% of the BDC’s total outstanding shares of capital stock. This amount is reduced to 20% of the BDC’s total outstanding shares of capital stock if the amount of warrants, options or rights issued pursuant to an executive compensation plan would exceed 15% of the BDC’s total outstanding shares of capital stock.

Senior Securities; Coverage Ratio

We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, we may not be permitted to declare any cash dividend or other distribution on our outstanding common shares, or purchase any such shares, unless, at the time of such declaration or purchase, we have asset coverage of at least 200% after deducting the amount of such dividend, distribution, or purchase price. We may also borrow amounts up to 5% of the value of our total assets for temporary purposes. For a discussion of the risks associated with the resulting leverage, see “Risk Factors — Risks Related to Our Business And Structure — Because we borrow money, the potential for loss on amounts invested in us is magnified and may increase the risk of investing in us.” For a discussion of the risks associated with the resulting leverage, see “Risk Factors — Risks Related to Our Business Structure — Because we borrow money, the potential for loss on amounts invested in us is magnified and may increase the risk of investing in us.”

Issuance of Shares Below Current Net Asset Value

At a Special Meeting of Stockholders on July 27, 2016, our common stockholders approved a proposal that allows us to issue common stock at a discount from our net asset value (“NAV”) per share, effective for a period expiring on the earlier of July 27, 2017 or the 2016 annual meeting of our stockholders. We have agreed to limit the number of shares that we issue at a price below net asset value pursuant to this authorization so that the aggregate dilutive effect on our then outstanding shares will not exceed 20%. Our Board of Directors, subject to its fiduciary duties and regulatory requirements, has the discretion to determine the amount of the discount, and as a result, the discount could be up to 100% of net asset value per share.

For additional information see “Sale of Common Stock Below Net Asset Value.”

Code of Ethics

We have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain transactions by our personnel. Our code of ethics generally does not permit investments by our employees in securities that may be purchased or held by us. You may read and copy our code of ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. In addition, the code of ethics is attached as an exhibit to the registration statement of which this prospectus is a part, and is available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. You may also obtain copies of the code of ethics, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549. Our code of ethics is also available on our website at www.NewtekOne.com.

Compliance Policies and Procedures

We have adopted and implemented written policies and procedures reasonably designed to detect and prevent violation of the federal securities laws and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation and designate a chief compliance officer to be responsible for administering the policies and procedures. Mr. Michael Schwartz currently serves as our Chief Compliance Officer.

Privacy Principles

We are committed to maintaining the privacy of our stockholders and safeguarding their non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any non-public personal information relating to our stockholders, although certain non-public personal information of our stockholders may become available to us. We do not disclose any non-public personal information about our stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent).

We restrict access to non-public personal information about our stockholders to our employees with a legitimate business need for the information. We maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of our stockholders.

Sarbanes-Oxley Act of 2002

The Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. Many of these requirements affect us. For example:

•	pursuant to Rule 13a-14 of the 1934 Act, our Chief Executive Officer and Chief Accounting Officer must certify the accuracy of the consolidated financial statements contained in our periodic reports;
•	pursuant to Item 307 of Regulation S-K, our periodic reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures;
•	pursuant to Rule 13a-15 of the 1934 Act, our management must prepare a report regarding its assessment of our internal controls over financial reporting; and
•	pursuant to Item 308 of Regulation S-K and Rule 13a-15 of the 1934 Act, our periodic reports must disclose whether there were significant changes in our internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We will continue to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

Proxy Voting Policies and Procedures

We vote proxies relating to our portfolio securities in a manner in which we believe is in the best interest of our stockholders. We review on a case-by-case basis each proposal submitted to a stockholder vote to determine its impact on the portfolio securities held by us. Although we generally vote against proposals that may have a negative impact on our portfolio securities, we may vote for such a proposal if there exists compelling long-term reasons to do so.

Our proxy voting decisions are made by our senior lending team and our executive committee, which are responsible for monitoring each of our investments. To ensure that our vote is not the product of a conflict of interest, we require that: (i) anyone involved in the decision making process disclose to our chief compliance officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (ii) employees involved in the decision making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties.

Stockholders may obtain information regarding how we voted proxies with respect to our portfolio securities by making a written request for information to: Chief Compliance Officer, 1981 Marcus Avenue, Suite 130, Lake Success,| NY 11042.

Exemptive Relief

On May 10, 2016, we received an order from the SEC for exemptive relief that, with the shareholders’ approval we received on July 27, 2016, allows us to take certain actions that would otherwise be prohibited by the 1940 Act, as applicable to BDCs. Specifically, the order permits us to (i) issue restricted stock awards to our officers, employees and directors, (ii) issue stock options to our non-employee directors, (iii) withhold shares of the Company’s common stock to satisfy tax withholding obligations relating to the vesting of restricted stock or the exercise of options that were granted to pursuant to the 2014 Plan or the Amended Stock Plan, and (iv) permit participants to pay the exercise price of Options that were granted to them pursuant to the 2014 Plan or will be granted to them pursuant to Amended Stock Plan with shares of Applicant’s common stock.

Other

We will be periodically examined by the SEC for compliance with the Exchange Act and the 1940 Act.

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a BDC, we are prohibited from protecting any director or officer against any liability to our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

We are required to adopt and implement written policies and procedures reasonably designed to prevent violation of the federal securities laws, review these policies and procedures annually for their adequacy and the effectiveness of their implementation. We have designated Michael Schwartz to be our Chief Compliance Officer to be responsible for administering these policies and procedures.

Nasdaq Global Market Requirements

We have adopted certain policies and procedures intended to comply with the Nasdaq Global Market’s corporate governance rules. We will continue to monitor our compliance with all future listing standards that are approved by the SEC and will take actions necessary to ensure that we are in compliance therewith.

Regulation as a Small Business Lending Company

Our wholly owned subsidiary, NSBF, is licensed by the SBA as an SBLC that originates loans through the SBA 7(a) Program. The SBA 7(a) Program is the SBA’s primary loan program. In order to operate as a SBLC, a licensee is required to maintain a minimum regulatory capital (as defined by SBA regulations) of the greater of (1) 10% of its outstanding loans receivable and other investments or (2) $1.0 million. In addition, a SBLC is subject to certain other regulatory restrictions.

The SBA generally reduces risks to lenders by guaranteeing major portions of qualified loans made to small businesses. This enables lenders to provide financing to small businesses when funding may otherwise be unavailable or not available on reasonable terms. Under the SBA 7(a) Program, the SBA typically guarantees 75% of qualified loans over $150,000. The eligibility requirements of the SBA 7(a) Program vary by the industry of the borrower and affiliates and other factors.

Under current law, SBA 7(a) lenders must share equally with the SBA any SBA 7(a) loan premium in excess of 110% of the par value of such loans. Legislation pending in the U.S. Senate would, among other things, require SBA 7(a) lenders to share equally with the SBA any SBA 7(a) loan premium in excess of 108% of the par value of such loans, thereby decreasing the share of loan premium received by the SBA 7(a) lender. Such legislation also would impose a new fee of 3 basis points on the guaranteed portion of the SBA 7(a) loan. If passed in its present form, the legislation could serve to negatively impact the profitability of SBA 7(a) loans.

The SBA maintains PLP status to certain lenders originating SBA 7(a) Program loans based on achievement of certain standards in lending which are regularly monitored by the SBA. NSBF has been granted national PLP status and originates, sells and services small business loans. As a Preferred Lender, NSBF is authorized to place SBA guarantees on loans without seeking prior SBA review and approval. Designated PLP lenders are delegated the authority to process, close, service, and liquidate most SBA guaranteed loans without prior SBA review. PLP lenders are authorized to make SBA guaranteed loans, subject only to a brief eligibility review and assignment of a loan number by SBA. In addition, they are expected to handle servicing and liquidation of all of their SBA loans with limited involvement of SBA.

Among other things, SBLCs are required to: submit to the SBA for review a credit policy that demonstrates the SBLC’s compliance with the applicable regulations and the SBA’s Standard Operating Procedures for origination, servicing and liquidation of 7(a) loans; submit to the SBA for review and approval annual validation, with supporting documentation and methodologies, demonstrating that any scoring model used by the SBLC is predictive of loan performance; obtain SBA approval for loan securitization and borrowings; and adopt and fully implement an internal control policy which provides adequate direction for effective control over and accountability for operations, programs, and resources.

Pursuant to the SBA’s regulations, the SBA is released from liability on its guaranty of a 7(a) loan and may, in its sole discretion, refuse to honor a guaranty purchase request in full or in part, or recover all or part of the funds already paid in connection with a guaranty purchase, if the lender failed to comply materially with a program requirement; failed to make, close, service or liquidate the loan in a prudent manner; placed the SBA at risk through improper action or inaction; failed to disclose a material fact to the SBA in a timely manner; or misrepresented a material fact to the SBA regarding the loan. In certain instances, the SBA may require a specific dollar amount be deducted from the funds the SBA pays on the lender’s guaranty in order to fully compensate for an actual or anticipated loss caused by the lender’s actions or omissions. Such repair does not reduce the percent of the loan guaranteed by SBA or SBA’s pro-rata share of expenses or recoveries.

The SBA restricts the ability of an SBLC to lend money to any of its officers, directors and employees or to invest in associates thereof. The SBA also prohibits, without prior SBA approval, a “change of control” of an SBLC. A “change of control” is any event which would result in the transfer of the power, direct or indirect, to direct the management and policies of a SBLC, whether through ownership, contractual arrangements or otherwise. SBLCs are periodically examined and audited by the SBA to determine compliance with SBA regulations.

In connection with our most recent examination by the SBA, we entered into a voluntary agreement with the SBA. We have adopted the agreement pursuant to our commitment to operate under the SBA’s regulations and the agreement formalizes many of the actions we have already taken to strengthen our operational procedures as they relate to our delegated lender authorities. Consistent with the terms of the agreement, we will expand NSBF’s board of managers and increase the number of independent members of the board, add at least one additional voting member to NSBF’s Credit Committee and take certain actions to demonstrate the sufficiency of NSBF’s liquidity. We also provided an account to bolster our liquidity position at NSBF. In relation to the rapid growth of our 7(a) loan portfolio, we continue to assess and develop our policies and procedures to facilitate the successful implementation of our business, liquidity and operations.

DETERMINATION OF NET ASSET VALUE

We determine the net asset value of our investment portfolio each quarter by subtracting our total liabilities from the fair value of our gross assets.

We conduct the valuation of our assets, pursuant to which our net asset value shall be determined, at all times consistent with GAAP and the 1940 Act. Our valuation procedures are set forth in more detail below.

Securities for which market quotations are readily available on an exchange shall be valued at such price as of the closing price on the day of valuation. We also obtain quotes with respect to certain of our investments from pricing services or brokers or dealers in order to value assets. When doing so, we determine whether the quote obtained is sufficient according to GAAP to determine the fair value of the security. If determined adequate, we will use the quote obtained.

Securities for which reliable market quotations are not readily available or for which the pricing source does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of our board of directors, does not represent fair value, which we expect may represent a substantial majority of the investments in our portfolio, shall be valued as follows: (i) each portfolio company or investment is initially valued by the investment professionals responsible for the portfolio investment; (ii) preliminary valuation conclusions are documented and discussed with our Senior Lending Team and Executive Committee; (iii) independent third-party valuation firms engaged by, or on behalf of, the board of directors will conduct independent appraisals, review management’s preliminary valuations and prepare separate preliminary valuation conclusions on a selected basis; (iv) the audit committee of the board of directors reviews the preliminary valuation of our Senior Lending Team and Executive Committee and/or that of a third party valuation firm and responds to the valuation recommendation with comments, if any; and (v) the board of directors will discuss valuations and determine the fair value of each investment in our portfolio in good faith based on the input of the audit committee.

Determination of the fair value involves subjective judgments and estimates not susceptible to substantiation by auditing procedures. Accordingly, under current auditing standards, the notes to our financial statements refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.

The recommendation of fair value is generally based on the following factors, as relevant:

•	the nature and realizable value of any collateral;
•	the portfolio company’s ability to make payments;
•	the portfolio company’s earnings and discounted cash flow;
•	the markets in which the issuer does business; and
•	comparisons to publicly traded securities.

Securities for which market quotations are not readily available or for which a pricing source is not sufficient may include, but are not limited to, the following:

•	private placements and restricted securities that do not have an active trading market;
•	securities whose trading has been suspended or for which market quotes are no longer available;
•	debt securities that have recently gone into default and for which there is no current market;
•	securities whose prices are stale;
•	securities affected by significant events; and
•	securities that our investment professional believe were priced incorrectly.

Determination of fair value involves subjective judgments and estimates. Accordingly, the notes to our financial statements will express the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.

Determinations in Connection with Future Offerings

In connection with future offerings of shares of our common stock, our board of directors or an authorized committee thereof will be required to make a good faith determination that we are not selling shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made. Our board of directors or an authorized committee thereof will consider the following factors, among others, in making such a determination:

•	the net asset value of our common stock disclosed in the most recent periodic report that we filed with the SEC;
•	our management’s assessment of whether any material change in the net asset value of our common stock has occurred (including through the realization of gains on the sale of our portfolio securities) during the period beginning on the date of the most recently disclosed net asset value of our common stock and ending as of a time within 48 hours (excluding Sundays and holidays) of the sale of our common stock; and
•	the magnitude of the difference between (i) a value that our board of directors or an authorized committee thereof has determined reflects the current (as of a time within 48 hours, excluding Sundays and holidays) net asset value of our common stock, which is based upon the net asset value of our common stock disclosed in the most recent periodic report that we filed with the SEC, as adjusted to reflect our management’s assessment of any material change in the net asset value of our common stock since the date of the most recently disclosed net asset value of our common stock, and (ii) the offering price of the shares of our common stock in the proposed offering.

Moreover, to the extent that there is even a remote possibility that we may (i) issue shares of our common stock at a price per share below the then current net asset value per share of our common stock at the time at which the sale is made or (ii) trigger the undertaking (which we provide in certain registration statements we file with the SEC) to suspend the offering of shares of its common stock if the net asset value per share of our common stock fluctuates by certain amounts in certain circumstances until the prospectus is amended, our board of directors will elect, in the case of clause (i) above, either to postpone the offering until such time that there is no longer the possibility of the occurrence of such event or to undertake to determine the net asset value per share of its common stock within two days prior to any such sale to ensure that such sale will not be below its then current net asset value per share, and, in the case of clause (ii) above, to comply with such undertaking or to undertake to determine the net asset value per share of its common stock to ensure that such undertaking has not been triggered.

These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records that we are required to maintain under the 1940 Act.

DIVIDEND REINVESTMENT PLAN

We have adopted a dividend reinvestment plan that provides for reinvestment of our dividends and other distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our board of directors authorizes, and we declare, a cash distribution, our stockholders who have not “opted out” of our dividend reinvestment plan will have their cash distributions automatically reinvested in additional shares of our common stock, rather than receiving the cash distributions. In this way, a stockholder can maintain an undiluted investment in us and still allow us to pay out the required distributable income.

No action will be required on the part of a registered stockholder to have his cash distribution reinvested in shares of our common stock. A registered stockholder may elect to receive an entire distribution in cash by notifying American Stock Transfer & Trust Company, LLC, the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator by the record date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive distributions in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than 10 days prior to the record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share.

Those stockholders whose shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary of their election.

We expect to use primarily newly issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. Under such circumstances, the number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by the market price per share of our common stock at the close of regular trading on the valuation date for such distribution. Market price per share on that date will be the closing price for such shares on the national securities exchange on which our shares are then listed or, if no sale is reported for such day, at the average of their reported bid and asked prices. We reserve the right to purchase shares in the open market in connection with our implementation of the plan. Shares purchased in open market transactions by the plan administrator will be allocated to a stockholder based on the average purchase price, excluding any brokerage charges or other charges, of all shares of common stock purchased in the open market.

There will be no brokerage charges or other charges to stockholders who participate in the plan. The plan administrator’s fees under the plan will be paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a transaction fee of $15.00 plus a $0.10 per share brokerage commission from the proceeds.

Stockholders who receive distributions in the form of stock are subject to the same federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash. A stockholder’s basis for determining gain or loss upon the sale of stock received in a distribution from us will be equal to the total dollar amount of the distribution payable to the stockholder. Any stock received in a distribution will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

Participants may terminate their accounts under the plan by notifying the plan administrator via its website at www.amstock.com, by filling out the transaction request form located at the bottom of their statement and sending it to the plan administrator at the address set forth below or by calling the plan administrator at 1-800-278-4353.

The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any distribution by us. All correspondence concerning the plan should be directed to the plan administrator by mail at American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brooklyn, New York 11219 or by phone at 1-800-278-4353.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our shares. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described tax consequences that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, a trader in securities that elects to use a market-to-market method of accounting for its securities holdings, pension plans and trusts, and financial institutions. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the IRS regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

This summary does not discuss the consequences of an investment in our preferred stock, subscription rights, debt securities or warrants representing rights to purchase shares of our preferred stock, common stock or debt securities. The U.S. federal income tax consequences of such an investment will be discussed in the relevant prospectus supplement.

A “U.S. stockholder” generally is a beneficial owner of shares of our common stock who is for U.S. federal income tax purposes:

•	A citizen or individual resident of the United States;
•	A corporation or other entity treated as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any political subdivision thereof;
•	A trust if a court within the United States is asked to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantive decisions of the trust (or a trust which has made a valid election to be treated as a U.S. trust); or
•	An estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A “Non-U.S. stockholder” generally is a beneficial owner of shares of our common stock who is not a U.S. stockholder. If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partner of a partnership holding shares of our common stock should consult his, her or its tax advisers with respect to the purchase, ownership and disposition of shares of our common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Election to be Taxed as a RIC

As a BDC, we intend to elect to be treated, and qualify annually thereafter, as a RIC under Subchapter M of the Code, beginning with our 2015 taxable year. As a RIC, we generally will not have to pay corporate-level U.S. federal income taxes on any income that we distribute to our stockholders as dividends. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, to qualify for RIC tax treatment we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our ordinary income plus the excess of our realized net short-term capital gains over our realized net long-term capital losses (the “Annual Distribution Requirement”).

Taxation as a Regulated Investment Company

For any taxable year in which we:

•	qualify as a RIC; and
•	satisfy the Annual Distribution Requirement,

We generally will not be subject to U.S. federal income tax on the portion of our income we distribute (or are deemed to distribute) to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to our stockholders.

We will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our net ordinary income for each calendar year, (2) 98.2% of our capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income recognized, but not distributed, in preceding years and on which we paid no corporate-level income tax (the “Excise Tax Avoidance Requirement”). We generally will endeavor in each taxable year to make sufficient distributions to our stockholders to avoid any U.S. federal excise tax on our earnings.

In order to qualify as a RIC for U.S. federal income tax purposes, we must, among other things:

•	continue to qualify as a BDC under the 1940 Act at all times during each taxable year;
•	derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to loans of certain securities, gains from the sale of stock or other securities, net income from certain “qualified publicly traded partnerships,” or other income derived with respect to our business of investing in such stock or securities (the “90% Income Test”); and
•	diversify our holdings so that at the end of each quarter of the taxable year:
•	at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and
•	no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships” (the “Diversification Tests”).

Qualified earnings may exclude such income as management fees received in connection with our subsidiaries or other potential outside managed funds and certain other fees.

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as PIK interest, deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock, or certain income with respect to equity investments in foreign corporations. Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount. The Company does not currently hold investments that have original issue discount.

Gain or loss realized by us from the sale or exchange of warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long we held a particular warrant.

Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy the Annual Distribution Requirement and the Excise Tax Avoidance Requirement. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous. If we are prohibited from making distributions or are unable to obtain cash from other sources to make the distributions, we may fail to qualify as a RIC, which would result in us becoming subject to corporate-level federal income tax.

In addition, we will be partially dependent on our subsidiaries for cash distributions to enable us to meet the RIC distribution requirements. Some of our subsidiaries may be limited by the Small Business Investment Act of 1958, and SBA regulations, from making certain distributions to us that may be necessary to maintain our status as a RIC. We may have to request a waiver of the SBA’s restrictions for our subsidiaries to make certain distributions to maintain our RIC status. We cannot assure you that the SBA will grant such waiver. If our subsidiaries are unable to obtain a waiver, compliance with the SBA regulations may cause us to fail to qualify as a RIC, which would result in us becoming subject to corporate-level federal income tax.

The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.

Any transactions in options, futures contracts, constructive sales, hedging, straddle, conversion or similar transactions, and forward contracts will be subject to special tax rules, the effect of which may be to accelerate income to us, defer losses, cause adjustments to the holding periods of our investments, convert long-term capital gains into short-term capital gains, convert short-term capital losses into long-term capital losses or have other tax consequences. These rules could affect the amount, timing and character of distributions to stockholders. We do not currently intend to engage in these types of transactions.

A RIC is limited in its ability to deduct expenses in excess of its “investment company taxable income” (which is, generally, ordinary income plus net realized short-term capital gains in excess of net realized long-term capital losses). If our expenses in a given year exceed gross taxable income (e.g., as the result of large amounts of equity-based compensation), we would experience a net operating loss for that year. However, a RIC is not permitted to carry forward net operating losses to subsequent years. In addition, expenses can be used only to offset investment company taxable income, not net capital gain. Due to these limits on the deductibility of expenses, we may for tax purposes have aggregate taxable income for several years that we are required to distribute and that is taxable to our stockholders even if such income is greater than the aggregate net income we actually earned during those years. Such required distributions may be made from our cash assets or by liquidation of investments, if necessary. We may realize gains or losses from such liquidations. In the event we realize net capital gains from such transactions, you may receive a larger capital gain distribution than you would have received in the absence of such transactions.

Investment income received from sources within foreign countries, or capital gains earned by investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more. The United States has entered into tax treaties with many foreign countries that may entitle us to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of our assets to be invested within various countries is not now known. We do not anticipate being eligible for the special election that allows a RIC to treat foreign income taxes paid by such RIC as paid by its stockholders.

If we acquire stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income (“passive foreign investment companies”), we could be subject to federal income tax and additional interest charges on “excess distributions” received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by us is timely distributed to our stockholders. We would not be able to pass through to our stockholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election requires us to recognize taxable income or gain without the concurrent receipt of cash. We intend to limit and/or manage our holdings in passive foreign investment companies to minimize our tax liability.

Foreign exchange gains and losses realized by us in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions that generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to our stockholders. Any such transactions that are not directly related to our investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of “qualifying income” from which a RIC must derive at least 90% of its annual gross income.

Taxation of U.S. Stockholders

Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares of our common stock. To the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions (“Qualifying Dividends”) may be eligible for a maximum tax rate of 20%, provided holding period and other requirements are met at both the stockholder and company levels. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the 20% maximum rate applicable to Qualifying Dividends. Distributions of our net capital gains (which are generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly reported by us as “capital gain dividends” in written statements furnished to our stockholders will be taxable to a U.S. stockholder as long-term capital gains that are currently taxable at a maximum rate of 20% in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

We may retain some or all of our realized net long-term capital gains in excess of realized net short-term capital losses, but designate the retained net capital gain as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. Because we expect to pay tax on any retained capital gains at our regular corporate tax rate, and because that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual U.S. stockholders will be treated as having paid will exceed the tax they owe on the capital gain distribution and such excess generally may be refunded or claimed as a credit against the U.S. stockholder’s other U.S. federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for federal income tax. A stockholder that is not subject to federal income tax or otherwise required to file a federal income tax return would be required to file a federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s cost basis for his, her or its common stock. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

In accordance with certain applicable Treasury regulations and private letter rulings issued by the IRS, a RIC may treat a distribution of its own stock as fulfilling its RIC distribution requirements if each stockholder may elect to receive his or her entire distribution in either cash or stock of the RIC, subject to a limitation that the aggregate amount of cash to be distributed to all stockholders must be at least 20% of the aggregate declared distribution. If too many stockholders elect to receive cash, each stockholder electing to receive cash must receive a pro rata amount of cash (with the balance of the distribution paid in stock). In no event will any stockholder, electing to receive cash, receive less than 20% of his or her entire distribution in cash. If these and certain other requirements are met, for U.S. federal income tax purposes, the amount of the dividend paid in stock will be equal to the amount of cash that could have been received instead of stock. We have no current intention of paying dividends in shares of our stock in accordance with these Treasury regulations or private letter rulings.

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of the deduction for ordinary income and capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.

A U.S. stockholder generally will recognize taxable gain or loss if the U.S. stockholder sells or otherwise disposes of his, her or its shares of our common stock. The amount of gain or loss will be measured by the difference between such U.S. stockholder’s adjusted tax basis in the common stock sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the U.S. stockholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

In general, U.S. stockholders taxed at individual rates currently are subject to a maximum U.S. federal income tax rate of 20% on their net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by such U.S. stockholders. In addition, individuals with modified adjusted gross incomes in excess of $200,000 ($250,000 in the case of married individuals filing jointly) and certain estates and trusts are subject to an additional 3.8% tax on their “net investment income,” which generally includes net income from interest, dividends, annuities, royalties, and rents, and net capital gains (other than certain amounts earned from trades or businesses). Corporate U.S. stockholders currently are subject to U.S. federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate U.S. stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year any net capital losses of a non-corporate U.S. stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

We (or the applicable withholding agent) will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice reporting, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the IRS (including the amount of dividends, if any, eligible for the 20% maximum rate). Dividends paid by us generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to Qualifying Dividends because our income generally will not consist of dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation.

In some taxable years, we may be subject to the alternative minimum tax (“AMT”). If we have tax items that are treated differently for AMT purposes than for regular tax purposes, we may apportion those items between us and our stockholders, and this may affect our stockholder’s AMT liabilities. Although regulations explaining the precise method of apportionment have not yet been issued by the IRS, we may apportion these items in the same proportion that dividends paid to each stockholder bear to our taxable income (determined without regard to the dividends paid deduction), unless we determine that a different method for a particular item is warranted under the circumstances. You should consult your own tax advisor to determine how an investment in our stock could affect your AMT liability.

We may be required to withhold U.S. federal income tax (“backup withholding”) from all distributions to any U.S. stockholder (other than a stockholder that otherwise qualifies for an exemption) (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s federal income tax liability, provided that proper information is provided to the IRS.

U.S. stockholders that hold their common stock through foreign accounts or intermediaries will be subject to U.S. withholding tax at a rate of 30% on dividends and proceeds of sale of our common stock paid after December 31, 2018 if certain disclosure requirements related to U.S. accounts are not satisfied.

Dividend Reinvestment Plan.  We have adopted a dividend reinvestment plan through which all dividend distributions are paid to our stockholders in the form of additional shares of our common stock, unless a stockholder elects to receive cash in accordance with the terms of the plan. See “Dividend Reinvestment Plan”. Any distributions made to a U.S. stockholder that are reinvested under the plan will nevertheless remain taxable to the U.S. stockholder. The U.S. stockholder will have an adjusted tax basis in the additional shares of our common stock purchased through the plan equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

Taxation of Non-U.S. Stockholders

Whether an investment in the shares is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in the shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisers before investing in our common stock.

Distributions of our “investment company taxable income” to Non-U.S. stockholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to Non-U.S. stockholders directly) will be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless an applicable exception applies. If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, we will not be required to withhold federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons. (Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers).

However, no withholding is required with respect to certain distributions if (i) the distributions are properly reported to our stockholders as “interest-related dividends” or “short-term capital gain dividends” in written statements to our stockholders, (ii) the distributions are derived from sources specified in the Code for such dividends and (iii) certain other requirements are satisfied. Currently, we do not anticipate that any significant amount of our distributions would be reported as eligible for this exemption from withholding.

Actual or deemed distributions of our net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, will not be subject to federal withholding tax and generally will not be subject to federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder.

The tax consequences to Non-U.S. stockholders entitled to claim the benefits of an applicable tax treaty or who are individuals present in the United States for 183 days or more during a taxable year may be different from those described herein. Non-U.S. stockholders are urged to consult their tax advisers with respect to the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes.

If we distribute our net capital gains in the form of deemed rather than actual distributions, a Non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the shares may not be appropriate for a Non-U.S. stockholder.

A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN or Form W-8BEN-E (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

Legislation commonly referred to as “FATCA” generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions that either fail to enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by U.S. persons (or held by foreign entities that have U.S. persons as substantial owners), or that reside in countries that have not entered into inter-gorvernmental agreements with the U.S. to provide such information. The types of income subject to the tax include U.S. source interest and dividends and the gross proceeds from the sale of any property that could produce U.S.-source interest or dividends paid after December 31, 2018. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, FATCA also imposes a 30% withholding on payments to foreign entities that are not financial institutions unless the foreign entity certifies that it does not have a greater than 10% U.S. owner or provides the withholding agent with identifying information on each greater than 10% U.S. owner. When these provisions become effective, depending on the status of a Non-U.S. Holder and the status of the intermediaries through which they hold their shares, Non-U.S. Holders could be subject to this 30% withholding tax with respect to distributions on their shares and proceeds from the sale of their shares. Under certain circumstances, a Non-U.S. Holder might be eligible for refunds or credits of such taxes.

Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Failure to Qualify as a Regulated Investment Company

If we fail to satisfy the 90% Income Test or the Diversification Tests for any taxable year, we may nevertheless continue to qualify as a RIC for such year if certain relief provisions are applicable (which may, among other things, require us to pay certain corporate-level federal taxes or to dispose of certain assets).

If we were unable to qualify for treatment as a RIC and the foregoing relief provisions are not applicable, we would be subject to tax on all of our taxable income at regular corporate rates, regardless of whether we make any distributions to our stockholders. Distributions would not be required, and any distributions would be taxable to our stockholders as ordinary dividend income to the extent of our current and accumulated earnings and profits and, subject to certain limitations, may be eligible for the 20% maximum rate for non-corporate taxpayers provided certain holding period and other requirements were met. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. Generally, a non-taxable return of capital will reduce an investor’s basis in our stock for federal tax purposes, which will result in higher tax liability when the stock is sold. Stockholders should read any written disclosure accompanying a distribution carefully and should not assume that the source of any distribution is our ordinary income or gains. Certain such written disclosures will present a calculation of return of capital on a tax accounting basis. To requalify as a RIC in a subsequent taxable year, we would be required to satisfy the RIC qualification requirements for that year and dispose of any earnings and profits from any year in which we failed to qualify as a RIC. Subject to a limited exception applicable to RICs that qualified as such under Subchapter M of the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the non-qualifying year, we could be subject to tax on any unrealized net built-in gains in the assets held by us during the period in which we failed to qualify as a RIC that are recognized within the subsequent 5 years, unless we made a special election to pay corporate-level tax on such built-in gain at the time of our requalification as a RIC.

DESCRIPTION OF OUR CAPITAL STOCK

The following description is based on relevant portions of the Maryland General Corporation Law and on our charter and bylaws. This summary is not necessarily complete, and we refer you to Maryland Law and our charter and bylaws for a more detailed description of the provisions summarized below.

Stock

Our authorized stock consists of 200,000,000 shares of stock, par value $0.02 per share, all of which are initially designated as common stock. Our common stock is traded on the Nasdaq Global Market under the ticker symbol “NEWT.” Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

The following are our outstanding classes of securities as of August 22, 2016:

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by Us or for Our Account	(4) Amount Outstanding Exclusive of Amounts Shown Under (3)
Common stock, par value $0.02 per share	200,000,000	—	14,591,373	(1)

(1)	An equity compensation plan has been adopted to cover up to 3,000,000 shares, but no options have been awarded.

Under our charter, our board of directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock without obtaining stockholder approval. Our charter also provides that the board of directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

Common Stock

All shares of our common stock have equal rights as to earnings, assets, voting, and distributions and, when they are issued, will be duly authorized, validly issued, fully paid and non-assessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our board of directors and declared by us out of assets legally available therefor. Shares of our common stock have no preemptive, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

Preferred Stock

Our charter authorizes our board of directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. The cost of any such reclassification would be borne by our existing common stockholders. Prior to issuance of shares of each class or series, the board of directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the board of directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our gross assets after deducting the amount of such distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two full years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions. However, we do not currently have any plans to issue preferred stock.

Options and Restricted Stock

From time to time, at the discretion of the Compensation, Corporate Governance and Nominating Committee, the Company intends to grant stock options to the named executive officers and other employees to create a clear and strong alignment between compensation and stockholder return and to enable the named executive officers and other employees to develop and maintain a stock ownership position in the company that will vest over time and act as an incentive for the employee to remain with the Company. Stock options may be granted pursuant to the Newtek Business Services Corp. 2014 Plan. See “Executive Compensation —  Equity-Based Compensation” for a description of equity-based compensation.

On May 10, 2016, the SEC issued order for exemptive relief to allow us, subject to stockholder approval, to take certain actions that would otherwise be prohibited by the 1940 Act, as applicable to business development companies. Specifically, if stockholders approve our plan, the SEC order would permit us to (i) issue restricted stock awards to our officers, employees and directors and (ii) issue stock options to our non-employee directors.

We also may in the future request exemptive relief to permit us to grant dividend equivalent right to our option holders. However, there is no assurance that we will receive any such exemptive relief.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as our director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as our director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received unless, in either case, a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Certain Provisions of the Maryland General Corporation Law and Our Charter and Bylaws

The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our board of directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified Board of Directors

Our board of directors is divided into three classes of directors serving staggered three-year terms. The first expires in 2018, the second class expires in 2016, and the third class expires in 2017. Upon expiration of their current terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify and each year one class of directors will be elected by the stockholders. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified board of directors will help to ensure the continuity and stability of our management and policies.

Election of Directors

Our charter and bylaws provide that the affirmative vote of the holders of a plurality of the outstanding shares of stock entitled to vote in the election of directors cast at a meeting of stockholders duly called and at which a quorum is present will be required to elect a director. Pursuant to our charter our board of directors may amend the bylaws to alter the vote required to elect directors.

Number of Directors; Vacancies; Removal

Our charter provides that the number of directors will be set only by the board of directors in accordance with our bylaws. Our bylaws provide that a majority of our entire board of directors may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than one nor more than twelve. Our charter provides that, at such time as we have at least three independent directors and our common stock is registered under the Securities Exchange Act of 1934, as amended, we elect to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the board of directors. Accordingly, at such time, except as may be provided by the board of directors in setting the terms of any class or series of preferred stock, any and all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Our charter provides that a director may be removed only for cause, as defined in our charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

Action by Stockholders

Under the Maryland General Corporation Law, stockholder action can be taken only at an annual or special meeting of stockholders or (unless the charter provides for stockholder action by less than unanimous written consent, which our charter does not) by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the board of directors and the proposal of business to be considered by stockholders may be made only (a) pursuant to our notice of the meeting, (b) by the board of directors or (c) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of our bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the board of directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the board of directors or (3) provided that the board of directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of Special Meetings of Stockholders

Our bylaws provide that special meetings of stockholders may be called by our board of directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our charter also provides that certain charter amendments, any proposal for our conversion, whether by charter amendment, merger or otherwise, from a closed-end company to an open-end company and any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least a majority of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by a majority of our continuing directors (in addition to approval by our board of directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The “continuing directors” are defined in our charter as (1) our current directors, (2) those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of our current directors then on the board of directors or (3) any successor directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of continuing directors or the successor continuing directors then in office. In any event, in accordance with the requirements of the 1940 Act, any amendment or proposal that would have the effect of changing the nature of our business so as to cause us to cease to be, or to withdraw our election as, a BDC would be required to be approved by a majority of our outstanding voting securities, as defined under the 1940 Act.

Our charter and bylaws provide that the board of directors will have the exclusive power to make, alter, amend or repeal any provision of our bylaws.

No Appraisal Rights

Except with respect to appraisal rights arising in connection with the Control Share Act discussed below, as permitted by the Maryland General Corporation Law, our charter provides that stockholders will not be entitled to exercise appraisal rights unless a majority of the board of directors shall determine such rights apply.

Control Share Acquisitions

The Maryland General Corporation Law provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter (the “Control Share Act”). Shares owned by the acquirer, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;
•	one-third or more but less than a majority; or
•	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquirer crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations, including compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.

The Control Share Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation. Our bylaws contain a provision exempting from the Control Share Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future. However, the SEC staff has taken the position that, under the 1940 Act, an investment company may not avail itself of the Control Share Act. As a result, we will amend our bylaws to be subject to the Control Share Act only if the board of directors determines that it would be in our best interests and, after notification, the SEC staff does not object to our determination that our being subject to the Control Share Act does not conflict with the 1940 Act.

Business Combinations

Under Maryland law, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder (the “Business Combination Act”). These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns 10% or more of the voting power of the corporation’s outstanding voting stock; or
•	an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which the stockholder otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and
•	two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. Our board of directors has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the board of directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution may be altered or repealed in whole or in part at any time; however, our board of directors will adopt resolutions so as to make us subject to the provisions of the Business Combination Act only if the board of directors determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Business Combination Act does not conflict with the 1940 Act. If this resolution is repealed, or the board of directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Conflict with 1940 Act

Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, including the Control Share Act (if we amend our bylaws to be subject to such Act) and the Business Combination Act, or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

DESCRIPTION OF OUR PREFERRED STOCK

In addition to shares of common stock, our charter authorizes the issuance of preferred stock. We may issue preferred stock from time to time, although we have no immediate intention to do so. If we offer preferred stock under this prospectus, we will issue an appropriate prospectus supplement. We may issue preferred stock from time to time in one or more classes or series, without stockholder approval. Prior to issuance of shares of each class or series, our board of directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Any such an issuance must adhere to the requirements of the 1940 Act, Maryland law and any other limitations imposed by law.

The following is a general description of the terms of the preferred stock we may issue from time to time. Particular terms of any preferred stock we offer will be described in the prospectus supplement relating to such preferred stock.

If we issue preferred stock, it will pay dividends to the holders of the preferred stock at either a fixed rate or a rate that will be reset frequently based on short-term interest rates, as described in a prospectus supplement accompanying each preferred share offering.

The 1940 Act requires, among other things, that (1) immediately after issuance and before any distribution is made with respect to common stock, the liquidation preference of the preferred stock, together with all other senior securities, must not exceed an amount equal to 50% of our total assets (taking into account such distribution), (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on the preferred stock are in arrears by two years or more and (3) such shares be cumulative as to dividends and have a complete preference over our common stock to payment of their liquidation preference in the event of a dissolution.

For any series of preferred stock that we may issue, our board of directors will determine and the articles supplementary and prospectus supplement relating to such series will describe:

•	the designation and number of shares of such series;
•	the rate, whether fixed or variable, and time at which any dividends will be paid on shares of such series, as well as whether such dividends are participating or non-participating;
•	any provisions relating to convertibility or exchangeability of the shares of such series;
•	the rights and preferences, if any, of holders of shares of such series upon our liquidation, dissolution or winding up of our affairs;
•	the voting powers, if any, of the holders of shares of such series;
•	any provisions relating to the redemption of the shares of such series;
•	any limitations on our ability to pay dividends or make distributions on, or acquire or redeem, other securities while shares of such series are outstanding;
•	any conditions or restrictions on our ability to issue additional shares of such series or other securities;
•	if applicable, a discussion of certain U.S. federal income tax considerations; and
•	any other relative powers, preferences and participating, optional or special rights of shares of such series, and the qualifications, limitations or restrictions thereof.

All shares of preferred stock that we may issue will be identical and of equal rank except as to the particular terms thereof that may be fixed by our board of directors, and all shares of each series of preferred stock will be identical and of equal rank except as to the dates from which dividends, if any, thereon will be cumulative.

DESCRIPTION OF OUR SUBSCRIPTION RIGHTS

General

We may issue subscription rights to our stockholders to purchase common stock. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with a subscription rights offering to our stockholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our stockholders on the record date that we set for receiving subscription rights in such subscription rights offering.

The applicable prospectus supplement would describe the following terms of subscription rights in respect of which this prospectus is being delivered:

•	the period of time the offering would remain open (which shall be open a minimum number of days such that all record holders would be eligible to participate in the offering and shall not be open longer than 120 days);
•	the title of such subscription rights;
•	the exercise price for such subscription rights (or method of calculation thereof);
•	the ratio of the offering (which, in the case of transferable rights, will require a minimum of three shares to be held of record before a person is entitled to purchase an additional share);
•	the number of such subscription rights issued to each stockholder;
•	the extent to which such subscription rights are transferable and the market on which they may be traded if they are transferable;
•	if applicable, a discussion of certain U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights;
•	the date on which the right to exercise such subscription rights shall commence, and the date on which such right shall expire (subject to any extension);
•	the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities and the terms of such over-subscription privilege;
•	any termination right we may have in connection with such subscription rights offering; and
•	any other terms of such subscription rights, including exercise, settlement and other procedures and limitations relating to the transfer and exercise of such subscription rights.

Exercise Of Subscription Rights

Each subscription right would entitle the holder of the subscription right to purchase for cash such amount of shares of common stock at such exercise price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby. Subscription rights may be exercised at any time up to the close of business on the expiration date for such subscription rights set forth in the prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights would become void.

Subscription rights may be exercised as set forth in the prospectus supplement relating to the subscription rights offered thereby. Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement we will forward, as soon as practicable, the shares of common stock purchasable upon such exercise. To the extent permissible under applicable law, we may determine to offer any unsubscribed offered securities directly to persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, as set forth in the applicable prospectus supplement.

Dilutive Effects

Any stockholder who chooses not to participate in a rights offering should expect to own a smaller interest in the Company upon completion of such rights offering. Any rights offering will dilute the ownership interest and voting power of stockholders who do not fully exercise their subscription rights. Further, because the net proceeds per share from any rights offering may be lower than our then current net asset value per share, the rights offering may reduce our net asset value per share. The amount of dilution that a stockholder will experience could be substantial, particularly to the extent we engage in multiple rights offerings within a limited time period. In addition, the market price of our common stock could be adversely affected while a rights offering is ongoing as a result of the possibility that a significant number of additional shares may be issued upon completion of such rights offering. All of our stockholders will also indirectly bear the expenses associated with any rights offering we may conduct, regardless of whether they elect to exercise any rights.

DESCRIPTION OF OUR WARRANTS

The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants.

We may issue warrants to purchase shares of our common stock. Such warrants may be issued independently or together with shares of common stock and may be attached or separate from such shares of common stock. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.

A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:

•	the title of such warrants;
•	the aggregate number of such warrants;
•	the price or prices at which such warrants will be issued;
•	the currency or currencies, including composite currencies, in which the price of such warrants may be payable;
•	the number of shares of common stock issuable upon exercise of such warrants;
•	the price at which and the currency or currencies, including composite currencies, in which the shares of common stock purchasable upon exercise of such warrants may be purchased;
•	the date on which the right to exercise such warrants shall commence and the date on which such right will expire;
•	whether such warrants will be issued in registered form or bearer form;
•	if applicable, the minimum or maximum amount of such warrants which may be exercised at any one time;
•	if applicable, the number of such warrants issued with each share of common stock;
•	if applicable, the date on and after which such warrants and the related shares of common stock will be separately transferable;
•	information with respect to book-entry procedures, if any;
•	if applicable, a discussion of certain U.S. federal income tax considerations; and
•	any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

The Company and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.

Under the 1940 Act, we may generally only offer warrants provided that (1) the warrants expire by their terms within ten years; (2) the exercise or conversion price is not less than the current market value at the date of issuance; (3) our stockholders authorize the proposal to issue such warrants, and our board of directors approves such issuance on the basis that the issuance is in the best interests of the Company and its stockholders; and (4) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants at the time of issuance may not exceed 25.0% of our outstanding voting securities.

DESCRIPTION OF OUR DEBT SECURITIES

We may issue debt securities in one or more series. The specific terms of each series of debt securities will be described in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, you should read both this prospectus and the prospectus supplement relating to that particular series.

As required by federal law for all bonds and notes of companies that are publicly offered, the debt securities are governed by a document called an “indenture.” An indenture is a contract between us and the financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under “— Events of Default — Remedies if an Event of Default Occurs.” Second, the trustee performs certain administrative duties for us with respect to the debt securities.

This section includes a description of the material provisions of the indenture. Because this section is a summary, however, it does not describe every aspect of the debt securities and the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of debt securities. A copy of the form of indenture is attached as an exhibit to the registration statement of which this prospectus is a part. We will file a supplemental indenture with the SEC in connection with any debt offering, at which time the supplemental indenture would be publicly available. See “Available Information” for information on how to obtain a copy of the indenture.

The prospectus supplement, which will accompany this prospectus, will describe the particular series of debt securities being offered by including:

•	the designation or title of the series of debt securities;
•	the total principal amount of the series of debt securities;
•	the percentage of the principal amount at which the series of debt securities will be offered;
•	the date or dates on which principal will be payable;
•	the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;
•	the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;
•	whether any interest may be paid by issuing additional securities of the same series in lieu of cash (and the terms upon which any such interest may be paid by issuing additional securities);
•	the terms for redemption, extension or early repayment, if any;
•	the currencies in which the series of debt securities are issued and payable;
•	whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;
•	the place or places, if any, other than or in addition to the Borough of Manhattan in the City of New York, of payment, transfer, conversion and/or exchange of the debt securities;
•	the denominations in which the offered debt securities will be issued (if other than $1,000 and any integral multiple thereof);
•	the provision for any sinking fund;
•	any restrictive covenants;
•	any Events of Default (as defined in “Events of Default” below);

•	whether the series of debt securities are issuable in certificated form;
•	any provisions for defeasance or covenant defeasance;
•	any special federal income tax implications, including, if applicable, federal income tax considerations relating to original issue discount;
•	whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);
•	any provisions for convertibility or exchangeability of the debt securities into or for any other securities;
•	whether the debt securities are subject to subordination and the terms of such subordination;
•	whether the debt securities are secured and the terms of any security interest;
•	the listing, if any, on a securities exchange; and
•	any other terms.

The debt securities may be secured or unsecured obligations. Under the provisions of the 1940 Act, we, as a BDC, are permitted to issue debt only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of debt, but giving effect to any exemptive relief granted to us by the SEC. Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.

General

The indenture provides that any debt securities proposed to be sold under this prospectus and the accompanying prospectus supplement (“offered debt securities”) may be issued under the indenture in one or more series.

For purposes of this prospectus, any reference to the payment of principal of, or premium or interest, if any, on, debt securities will include additional amounts if required by the terms of the debt securities.

The indenture does not limit the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the “indenture securities.” The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See “— Resignation of Trustee” below. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term “indenture securities” means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.

Except as described under “— Events of Default” and “— Merger or Consolidation” below, the indenture does not contain any provisions that give you protection in the event we issue a large amount of debt or we are acquired by another entity.

We refer you to the prospectus supplement for information with respect to any deletions from, modifications of or additions to the Events of Default or our covenants, as applicable, that are described below, including any addition of a covenant or other provision providing event risk protection or similar protection.

We have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.

No person from whom we borrow will, in its capacity as either a lender or debt security holder, have either a veto power or a vote in approving or changing any of our operating policies or investment strategies, as applicable.

Conversion and Exchange

If any debt securities are convertible into or exchangeable for other securities, the prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), if conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio, and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the prospectus supplement.

Issuance of Securities in Registered Form

We may issue the debt securities in registered form, in which case we may issue them either in book-entry form only or in “certificated” form. Debt securities issued in book-entry form will be represented by global securities. We expect that we will usually issue debt securities in book-entry only form represented by global securities.

Book-Entry Holders

We will issue registered debt securities in book-entry form only, unless we specify otherwise in the applicable prospectus supplement. This means debt securities will be represented by one or more global securities registered in the name of a depositary that will hold them on behalf of financial institutions that participate in the depositary’s book-entry system. These participating institutions, in turn, hold beneficial interests in the debt securities held by the depositary or its nominee. These institutions may hold these interests on behalf of themselves or customers.

Under the indenture, only the person in whose name a debt security is registered is recognized as the holder of that debt security. Consequently, for debt securities issued in book-entry form, we will recognize only the depositary as the holder of the debt securities and we will make all payments on the debt securities to the depositary. The depositary will then pass along the payments it receives to its participants, which in turn will pass the payments along to their customers who are the beneficial owners. The depositary and its participants do so under agreements they have made with one another or with their customers; they are not obligated to do so under the terms of the debt securities.

As a result, investors will not own debt securities directly. Instead, they will own beneficial interests in a global security, through a bank, broker or other financial institution that participates in the depositary’s book-entry system or holds an interest through a participant. As long as the debt securities are represented by one or more global securities, investors will be indirect holders, and not holders, of the debt securities.

Street Name Holders

In the future, we may issue debt securities in certificated form or terminate a global security. In these cases, investors may choose to hold their debt securities in their own names or in “street name.” Debt securities held in street name are registered in the name of a bank, broker or other financial institution chosen by the investor, and the investor would hold a beneficial interest in those debt securities through the account he or she maintains at that institution.

For debt securities held in street name, we will recognize only the intermediary banks, brokers and other financial institutions in whose names the debt securities are registered as the holders of those debt securities, and we will make all payments on those debt securities to them. These institutions will pass along the payments they receive to their customers who are the beneficial owners, but only because they agree to do so in their customer agreements or because they are legally required to do so. Investors who hold debt securities in street name will be indirect holders, and not holders, of the debt securities.

Legal Holders

Our obligations as well as the obligations of the applicable trustee and those of any third parties employed by us or the applicable trustee, run only to the legal holders of the debt securities. We do not have obligations to investors who hold beneficial interests in global securities, in street name or by any other indirect means. This will be the case whether an investor chooses to be an indirect holder of a debt security or has no choice because we are issuing the debt securities only in book-entry form.

For example, once we make a payment or give a notice to the holder, we have no further responsibility for the payment or notice even if that holder is required, under agreements with depositary participants or customers or by law, to pass it along to the indirect holders but does not do so. Similarly, if we want to obtain the approval of the holders for any purpose (for example, to amend an indenture or to relieve us of the consequences of a default or of our obligation to comply with a particular provision of an indenture), we would seek the approval only from the holders, and not the indirect holders, of the debt securities. Whether and how the holders contact the indirect holders is up to the holders.

When we refer to you in this Description of Our Debt Securities, we mean those who invest in the debt securities being offered by this prospectus, whether they are the holders or only indirect holders of those debt securities. When we refer to your debt securities, we mean the debt securities in which you hold a direct or indirect interest.

Special Considerations for Indirect Holders

If you hold debt securities through a bank, broker or other financial institution, either in book-entry form or in street name, we urge you to check with that institution to find out:

•	how it handles securities payments and notices;
•	whether it imposes fees or charges;
•	how it would handle a request for the holders’ consent, if ever required;
•	whether and how you can instruct it to send you debt securities registered in your own name so you can be a holder, if that is permitted in the future for a particular series of debt securities;
•	how it would exercise rights under the debt securities if there were a default or other event triggering the need for holders to act to protect their interests; and
•	if the debt securities are in book-entry form, how the depositary’s rules and procedures will affect these matters.

Global Securities

As noted above, we usually will issue debt securities as registered securities in book-entry form only. A global security represents one or any other number of individual debt securities. Generally, all debt securities represented by the same global securities will have the same terms.

Each debt security issued in book-entry form will be represented by a global security that we deposit with and register in the name of a financial institution or its nominee that we select. The financial institution that we select for this purpose is called the depositary. Unless we specify otherwise in the applicable prospectus supplement, The Depository Trust Company, New York, New York, known as DTC, will be the depositary for all debt securities issued in book-entry form.

A global security may not be transferred to or registered in the name of anyone other than the depositary or its nominee, unless special termination situations arise. We describe those situations below under “— Termination of a Global Security.” As a result of these arrangements, the depositary, or its nominee, will be the sole registered owner and holder of all debt securities represented by a global security, and investors will be permitted to own only beneficial interests in a global security. Beneficial interests must be held by means of an account with a broker, bank or other financial institution that in turn has an account with the depositary or with another institution that has an account with the depositary. Thus, an investor whose security is represented by a global security will not be a holder of the debt security, but only an indirect holder of a beneficial interest in the global security.

Special Considerations for Global Securities

As an indirect holder, an investor’s rights relating to a global security will be governed by the account rules of the investor’s financial institution and of the depositary, as well as general laws relating to securities transfers. The depositary that holds the global security will be considered the holder of the debt securities represented by the global security. The 7.00% Notes due 2021 and the 7.5% Notes due 2022 have been issued pursuant to a global note.

If debt securities are issued only in the form of a global security, an investor should be aware of the following:

•	an investor cannot cause the debt securities to be registered in his or her name and cannot obtain certificates for his or her interest in the debt securities, except in the special situations we describe below;
•	an investor will be an indirect holder and must look to his or her own bank or broker for payments on the debt securities and protection of his or her legal rights relating to the debt securities, as we describe under “— Issuance of Securities in Registered Form” above;
•	an investor may not be able to sell interests in the debt securities to some insurance companies and other institutions that are required by law to own their securities in non-book-entry form;
•	an investor may not be able to pledge his or her interest in a global security in circumstances where certificates representing the debt securities must be delivered to the lender or other beneficiary of the pledge in order for the pledge to be effective;
•	the depositary’s policies, which may change from time to time, will govern payments, transfers, exchanges and other matters relating to an investor’s interest in a global security. We and the trustee have no responsibility for any aspect of the depositary’s actions or for its records of ownership interests in a global security. We and the trustee also do not supervise the depositary in any way;
•	if we redeem less than all the debt securities of a particular series being redeemed, DTC’s practice is to determine by lot the amount to be redeemed from each of its participants holding that series;
•	an investor is required to give notice of exercise of any option to elect repayment of its debt securities, through its participant, to the applicable trustee and to deliver the related debt securities by causing its participant to transfer its interest in those debt securities, on DTC’s records, to the applicable trustee;
•	DTC requires that those who purchase and sell interests in a global security deposited in its book-entry system use immediately available funds, your broker or bank may also require you to use immediately available funds when purchasing or selling interests in a global security;
•	financial institutions that participate in the depositary’s book-entry system, and through which an investor holds its interest in a global security, may also have their own policies affecting payments, notices and other matters relating to the debt securities; there may be more than one financial intermediary in the chain of ownership for an investor; we do not monitor, nor are we responsible for the actions of, any of those intermediaries.

Termination of a Global Security

If a global security is terminated for any reason, interests in it will be exchanged for certificates in non-book-entry form (certificated securities). After that exchange, the choice of whether to hold the certificated debt securities directly or in street name will be up to the investor. Investors must consult their own banks or brokers to find out how to have their interests in a global security transferred on termination to their own names, so that they will be holders. We have described the rights of legal holders and street name investors under “— Issuance of Securities in Registered Form” above.

The prospectus supplement may list situations for terminating a global security that would apply only to the particular series of debt securities covered by the prospectus supplement. If a global security is terminated, only the depositary, and not us or the applicable trustee, is responsible for deciding the investors in whose names the debt securities represented by the global security will be registered and, therefore, who will be the holders of those debt securities.

Payment and Paying Agents

We will pay interest to the person listed in the applicable trustee’s records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the debt security on the interest due date. That day, usually about two weeks in advance of the interest due date, is called the “record date.” Since we will pay all the interest for an interest period to the holders on the record date, holders buying and selling debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called “accrued interest.”

Payments on Global Securities

We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder’s right to those payments will be governed by the rules and practices of the depositary and its participants, as described under “— Special Considerations for Global Securities.”

Payments on Certificated Securities

We will make payments on a certificated debt security as follows. We will pay interest that is due on an interest payment date to the holder of debt securities as shown on the trustee’s records as of the close of business on the regular record date at our office in New York, New York, as applicable, and/or at other offices that may be specified in the prospectus supplement. We will make all payments of principal and premium, if any, by check at the office of the applicable trustee in New York, New York and/or at other offices that may be specified in the prospectus supplement or in a notice to holders against surrender of the debt security.

Alternatively, at our option, we may pay any cash interest that becomes due on the debt security by mailing a check to the holder at his, her, or its address shown on the trustee’s records as of the close of business on the regular record date or by transfer to an account at a bank in the United States, in either case, on the due date.

Payment When Offices Are Closed

If any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the attached prospectus supplement. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.

Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.

Events of Default

You will have rights if an Event of Default occurs in respect of the debt securities of your series and is not cured, as described later in this subsection.

The term “Event of Default” in respect of the debt securities of your series means any of the following:

•	we do not pay the principal of (or premium, if any, on) a debt security of the series within five days of its due date;
•	we do not pay interest on a debt security of the series within 30 days of its due date;
•	we do not deposit any sinking fund payment in respect of debt securities of the series within two business days of its due date;

•	we remain in breach of a covenant in respect of debt securities of the series for 60 days after we receive a written notice of default stating we are in breach (the notice must be sent by either the trustee or holders of at least 25.0% of the principal amount of debt securities of the series);
•	we file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur and remain undischarged or unstayed for a period of 90 days; or
•	the series of debt securities has an asset coverage, as such term is defined in the 1940 Act, of less than 100.0% on the last business day of each of 24 consecutive calendar months, giving effect to any exemptive relief granted to us by the SEC; or
•	any other Event of Default in respect of debt securities of the series described in the prospectus supplement occurs.

An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of debt securities of any default, except in the payment of principal, premium, interest, or sinking or purchase fund installment, if it in good faith considers the withholding of notice to be in the interest of the holders.

Remedies if an Event of Default Occurs

If an Event of Default has occurred and is continuing, the trustee or the holders of not less than 25.0% in principal amount of the debt securities of the affected series may (and the trustee shall at the request of such holders) declare the entire principal amount of all the outstanding debt securities of that series to be due and immediately payable. This is called a declaration of acceleration of maturity. A declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the outstanding debt securities of the affected series if (1) we have deposited with the trustee all amounts due and owing with respect to the securities (other than principal that has become due solely by reason of such acceleration) and certain other amounts, and (2) any other Events of Default have been cured or waived.

The trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee protection from expenses and liability reasonably satisfactory to it (called an “indemnity”). If indemnity reasonably satisfactory to the trustee is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.

Before you are allowed to bypass your trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:

•	you must give the trustee written notice that an Event of Default with respect to the relevant series of debt securities has occurred and remains uncured;
•	the holders of at least 25.0% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer indemnity, security, or both reasonably satisfactory to the trustee against the costs, expenses, and other liabilities of taking that action;
•	the trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity and/or security; and
•	the holders of a majority in principal amount of the debt securities of that series must not have given the trustee a direction inconsistent with the above notice during that 60-day period.

However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.

Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.

Each year, we will furnish to each trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the debt securities, or else specifying any default.

Waiver of Default

Holders of a majority in principal amount of the outstanding debt securities of the affected series may waive any past defaults other than

•	the payment of principal, any premium or interest; or
•	in respect of a covenant that cannot be modified or amended without the consent of each holder.

Merger or Consolidation

Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We are also permitted to sell all or substantially all of our assets to another entity. However, we may not take any of these actions unless all the following conditions are met:

•	where we merge out of existence or sells substantially all of our assets, the resulting entity or transferee must agree to be legally responsible for our obligations under the debt securities;
•	the merger or sale of assets must not cause a default on the debt securities and we must not already be in default (unless the merger or sale would cure the default). For purposes of this no-default test, a default would include an Event of Default that has occurred and has not been cured, as described under “Events of Default” above. A default for this purpose would also include any event that would be an Event of Default if the requirements for giving us a notice of default or our default having to exist for a specific period of time were disregarded.
•	we must deliver certain certificates and documents to the trustee; and
•	we must satisfy any other requirements specified in the prospectus supplement relating to a particular series of debt securities.

Modification or Waiver

There are three types of changes we can make to the indenture and the debt securities issued thereunder.

Changes Requiring Your Approval

First, there are changes that we cannot make to your debt securities without your specific approval. The following is a list of those types of changes:

•	change the stated maturity of the principal of or interest on a debt security or the terms of any sinking fund with respect to any security;
•	reduce any amounts due on a debt security;
•	reduce the amount of principal payable upon acceleration of the maturity of an original issue discount or indexed security following a default or upon the redemption thereof or the amount thereof provable in a bankruptcy proceeding;
•	adversely affect any right of repayment at the holder’s option;
•	change the place or currency of payment on a debt security (except as otherwise described in the prospectus or prospectus supplement);
•	impair your right to sue for payment;
•	adversely affect any right to convert or exchange a debt security in accordance with its terms;
•	modify the subordination provisions in the indenture in a manner that is adverse to outstanding holders of the debt securities;

•	reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;
•	reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults;
•	modify any other aspect of the provisions of the indenture dealing with supplemental indentures with the consent of holders, waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants; and
•	change any obligation we have to pay additional amounts.

Changes Not Requiring Approval

The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications, establishment of the form or terms of new securities of any series as permitted by the indenture and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect. We also do not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.

Changes Requiring Majority Approval

Any other change to the indenture and the debt securities would require the following approval:

•	if the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series; and
•	if the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

In each case, the required approval must be given by written consent.

The holders of a majority in principal amount of a series of debt securities issued under the indenture, voting together as one class for this purpose, may waive our compliance with some of its covenants applicable to that series of debt securities. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “— Changes Requiring Your Approval.”

Further Details Concerning Voting

When taking a vote, we will use the following rules to decide how much principal to attribute to a debt security:

•	for original issue discount securities, we will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default;
•	for debt securities whose principal amount is not known (for example, because it is based on an index), we will use the principal face amount at original issuance or a special rule for that debt security described in the prospectus supplement; and
•	for debt securities denominated in one or more foreign currencies, we will use the U.S. dollar equivalent.

Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption or if we, any other obligor, or any affiliate of us or any obligor own such debt securities. Debt securities will also not be eligible to vote if they have been fully defeased as described later under “— Defeasance — Full Defeasance”.

We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. However, the record date may not be more than 30 days before the date of the first solicitation of holders to vote on or take such action. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within 11 months following the record date.

Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or requests a waiver.

Defeasance

The following provisions will be applicable to each series of debt securities unless we state in the applicable prospectus supplement that the provisions of covenant defeasance and full defeasance will not be applicable to that series.

Covenant Defeasance

Under current U.S. federal tax law and the indenture, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called “covenant defeasance”. In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. If we achieved covenant defeasance and your debt securities were subordinated as described under “— Indenture Provisions — Subordination” below, such subordination would not prevent the trustee under the indenture from applying the funds available to it from the deposit described in the first bullet below to the payment of amounts due in respect of such debt securities for the benefit of the subordinated debt holders. In order to achieve covenant defeasance, the following must occur:

•	we must deposit in trust for the benefit of all holders of a series of debt securities a combination of cash (in such currency in which such securities are then specified as payable at stated maturity) or government obligations applicable to such securities (determined on the basis of the currency in which such securities are then specified as payable at stated maturity) that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates and any mandatory sinking fund payments or analogous payments;
•	we must deliver to the trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit;
•	we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act and a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with;
•	defeasance must not result in a breach or violation of, or result in a default under, of the indenture or any of our other material agreements or instruments, as applicable;
•	no default or event of default with respect to such debt securities shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days; and
•	satisfy the conditions for covenant defeasance contained in any supplemental indentures.

If we accomplish covenant defeasance, you can still look to us for repayment of the debt securities if there were a shortfall in the trust deposit or the trustee is prevented from making payment. For example, if one of the remaining Events of Default occurred (such as our bankruptcy) and the debt securities became immediately due and payable, there might be such a shortfall. However, there is no assurance that we would have sufficient funds to make payment of the shortfall.

Full Defeasance

If there is a change in U.S. federal tax law or we obtain an IRS ruling, as described in the second bullet below, we can legally release ourself from all payment and other obligations on the debt securities of a particular series (called “full defeasance”) if we put in place the following other arrangements for you to be repaid:

•	we must deposit in trust for the benefit of all holders of a series of debt securities a combination of cash (in such currency in which such securities are then specified as payable at stated maturity) or government obligations applicable to such securities (determined on the basis of the currency in which such securities are then specified as payable at stated maturity) that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates and any mandatory sinking fund payments or analogous payments;
•	we must deliver to the trustee a legal opinion confirming that there has been a change in current U.S. federal tax law or an IRS ruling that allows us to make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit. Under current U.S. federal tax law, the deposit and our legal release from the debt securities would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your debt securities and you would recognize gain or loss on the debt securities at the time of the deposit;
•	we must deliver to the trustee a legal opinion of its counsel stating that the above deposit does not require registration by us under the 1940 Act and a legal opinion and officers’ certificate stating that all conditions precedent to defeasance have been complied with;
•	defeasance must not result in a breach or violation of, or constitute a default under, of the indenture or any of our other material agreements or instruments, as applicable;
•	no default or event of default with respect to such debt securities shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days; and
•	satisfy the conditions for full defeasance contained in any supplemental indentures.

If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the debt securities. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors, as applicable, if we ever became bankrupt or insolvent. If your debt securities were subordinated as described later under “— Indenture Provisions — Subordination”, such subordination would not prevent the trustee under the indenture from applying the funds available to it from the deposit referred to in the first bullet of the preceding paragraph to the payment of amounts due in respect of such debt securities for the benefit of the subordinated debt holders.

Form, Exchange and Transfer of Certificated Registered Securities

If registered debt securities cease to be issued in book-entry form, they will be issued:

•	only in fully registered certificated form;
•	without interest coupons; and
•	unless we indicate otherwise in the prospectus supplement, in denominations of $1,000 and amounts that are multiples of $1,000.

Holders may exchange their certificated securities for debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed and as long as the denomination is greater than the minimum denomination for such securities.

Holders may exchange or transfer their certificated securities at the office of the trustee. We have appointed the trustee to act as its agent for registering debt securities in the names of holders transferring debt securities. We may appoint another entity to perform these functions or perform them ourself.

Holders will not be required to pay a service charge to transfer or exchange their certificated securities, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent, as applicable, is satisfied with the holder’s proof of legal ownership.

If we have designated additional transfer agents for your debt security, they will be named in the prospectus supplement. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.

If any certificated securities of a particular series are redeemable and we redeem less than all the debt securities of that series, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security that will be partially redeemed.

If a registered debt security is issued in book-entry form, only the depositary will be entitled to transfer and exchange the debt security as described in this subsection, since it will be the sole holder of the debt security.

Resignation of Trustee

Each trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to these series and has accepted such appointment. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.

Indenture Provisions — Subordination

Upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization, the payment of the principal of (and premium, if any) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all Senior Indebtedness (as defined below), but our obligation to you to make payment of the principal of (and premium, if any) and interest, if any, on such subordinated debt securities will not otherwise be affected. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on Senior Indebtedness has been made or duly provided for in money or money’s worth.

In the event that, notwithstanding the foregoing, any payment by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities, upon our dissolution, winding up, liquidation or reorganization before all Senior Indebtedness is paid in full, the payment or distribution must be paid over to the holders of the Senior Indebtedness or on their behalf for application to the payment of all the Senior Indebtedness remaining unpaid until all the Senior Indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the Senior Indebtedness. Subject to the payment in full of all Senior Indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the Senior Indebtedness to the extent of payments made to the holders of the Senior Indebtedness out of the distributive share of such subordinated debt securities.

By reason of this subordination, in the event of a distribution of our assets upon our insolvency, certain of our senior creditors may recover more, ratably, than holders of any subordinated debt securities or the holders of any indenture securities that are not Senior Indebtedness. The indenture provides that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the indenture.

Senior Indebtedness is defined in the indenture as the principal of (and premium, if any) and unpaid interest on:

•	our indebtedness (including indebtedness of others guaranteed by us) whenever created, incurred, assumed or guaranteed, for money borrowed, that we have designated as “Senior Indebtedness” for purposes of the indenture and in accordance with the terms of the indenture (including any indenture securities designated as Senior Indebtedness), and
•	renewals, extensions, modifications and refinancings of any of this indebtedness.

If this prospectus is being delivered in connection with the offering of a series of indenture securities denominated as subordinated debt securities, the accompanying prospectus supplement will set forth the approximate amount of our Senior Indebtedness and of our other Indebtedness outstanding as of a recent date.

Secured Indebtedness and Ranking

Certain of our indebtedness, including certain series of indenture securities, may be secured. The prospectus supplement for each series of indenture securities will describe the terms of any security interest for such series and will indicate the approximate amount of our secured indebtedness as of a recent date. Any unsecured indenture securities will effectively rank junior to any secured indebtedness, including any secured indenture securities, that we incur in the future to the extent of the value of the assets securing such future secured indebtedness. The debt securities, whether secured or unsecured, will rank structurally junior to all existing and future indebtedness (including trade payables) incurred by any subsidiaries, financing vehicles, or similar facilities we may have.

In the event of our bankruptcy, liquidation, reorganization or other winding up any of our assets that secure secured debt will be available to pay obligations on unsecured debt securities only after all indebtedness under such secured debt has been repaid in full from such assets. We advise you that there may not be sufficient assets remaining to pay amounts due on any or all unsecured debt securities then outstanding after fulfillment of this obligation. As a result, the holders of unsecured indenture securities may recover less, ratably, than holders of any of our secured indebtedness.

The Trustee under the Indenture

We intend to use a nationally recognized financial institution to serve as the trustee under the indenture.

Certain Considerations Relating to Foreign Currencies

Debt securities denominated or payable in foreign currencies may entail significant risks. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved and will be more fully described in the applicable prospectus supplement.

PLAN OF DISTRIBUTION

We may offer, from time to time, up to $300,000,000 of common stock, preferred stock, subscription rights to purchase shares of common stock, warrants or debt securities, in one or more underwritten public offerings, at-the-market offerings, negotiated transactions, block trades, best efforts or a combination of these methods. We may sell our common stock through underwriters or dealers, “at-the-market” to or through a market maker into an existing trading market or otherwise directly to one or more purchasers or through agents or through a combination of methods of sale. In the case of a rights offering, the applicable prospectus supplement will set forth the number of shares of our common stock issuable upon the exercise of each right and the other terms of such rights offering. Any underwriter or agent involved in the offer and sale of the securities will be named in the applicable prospectus supplement. A prospectus supplement or supplements will also describe the terms of the offering of the securities, including: the purchase price of the securities and the proceeds we will receive from the sale; any options under which underwriters may purchase additional securities from us; any agency fees or underwriting discounts and other items constituting agents’ or underwriters’ compensation; the public offering price; any discounts or concessions allowed or re-allowed or paid to dealers; and any securities exchange or market on which the securities may be listed. Only underwriters named in the prospectus supplement will be underwriters of the shares offered by the prospectus supplement.

The distribution of the securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share of our common stock, less any underwriting commissions or discounts, must equal or exceed the net asset value per share of our common stock at the time of the offering except (i) in connection with a rights offering to our existing stockholders, (ii) with the prior approval of the majority of our common stockholders, or (iii) under such other circumstances as the SEC may permit. Any offering of securities by us that requires the consent of the majority of our common stockholders, must occur, if at all, within one year after receiving such consent. The price at which the securities may be distributed may represent a discount from prevailing market prices.

In connection with the sale of the securities, underwriters or agents may receive compensation from us or from purchasers of the securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Underwriters may sell the securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of the securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of the securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement. The maximum aggregate commission or discount to be received by any member of FINRA or independent broker-dealer, including any reimbursements to underwriters or agents for certain fees and legal expenses incurred by them, will not be greater than 10.0% of the gross proceeds of the sale of shares offered pursuant to this prospectus and any applicable prospectus supplement.

Any underwriter may engage in over-allotment, stabilizing transactions, short-covering transactions and penalty bids in accordance with Regulation M under the Exchange Act. Over-allotment involves sales in excess of the offering size, which create a short position. Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum price. Syndicate-covering or other short-covering transactions involve purchases of the securities, either through exercise of the option to purchase additional shares from us or in the open market after the distribution is completed, to cover short positions. Penalty bids permit the underwriters to reclaim a selling concession from a dealer when the securities originally sold by the dealer are purchased in a stabilizing or covering transaction to cover short positions. Those activities may cause the price of the securities to be higher than it would otherwise be. If commenced, the underwriters may discontinue any of the activities at any time.

Any underwriters that are qualified market makers on the Nasdaq Global Market may engage in passive market making transactions in our common stock on the Nasdaq Global Market in accordance with Regulation M under the Exchange Act, during the business day prior to the pricing of the offering, before the commencement of offers or sales of our common stock. Passive market makers must comply with applicable volume and price limitations and must be identified as passive market makers. In general, a passive market maker must display its bid at a price not in excess of the highest independent bid for such security; if all independent bids are lowered below the passive market maker’s bid, however, the passive market maker’s bid must then be lowered when certain purchase limits are exceeded. Passive market making may stabilize the market price of the shares at a level above that which might otherwise prevail in the open market and, if commenced, may be discontinued at any time.

We may sell securities directly or through agents we designate from time to time. We will name any agent involved in the offering and sale of securities and we will describe any commissions we will pay the agent in the prospectus supplement. Unless the prospectus supplement states otherwise, our agent will act on a best-efforts basis for the period of its appointment.

Unless otherwise specified in the applicable prospectus supplement, each class or series of securities will be a new issue with no trading market, other than our common stock, which is traded on the Nasdaq Global Market. We may elect to list any other class or series of securities on any exchanges, but we are not obligated to do so. We cannot guarantee the liquidity of the trading markets for any securities.

Under agreements that we may enter, underwriters, dealers and agents who participate in the distribution of our securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act, or contribution with respect to payments that the agents or underwriters may make with respect to these liabilities. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of our securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement.

In order to comply with the securities laws of certain states, if applicable, our securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we will generally acquire and dispose of our investments in privately negotiated transactions, we will infrequently use brokers in the normal course of our business. Subject to policies established by our board of directors, we will generally not execute transactions through any particular broker or dealer, but seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While we generally will seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, we may select a broker based partly upon brokerage or research services provided us. In return for such services, we may pay a higher commission than other brokers would charge if we determine in good faith that such commission is reasonable in relation to the services provided, and our management and employees are authorized to pay such commission under these circumstances.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR

Our securities are held under a custody agreement by U.S. Bank National Association. The address of the custodian is 615 East Michigan Street, Milwaukee, Wisconsin 53202. American Stock Transfer and Trust Company will act as our transfer agent, distribution paying agent and registrar. The principal business address of our transfer agent is 6201 15th Avenue, Brooklyn, NY 11219.

LEGAL MATTERS

Certain legal matters in connection with the securities offered by this prospectus will be passed upon for us by Sutherland Asbill & Brennan LLP, Washington, DC. Certain legal matters in connection with the offering will be passed upon for the underwriters by the counsel named in the applicable prospectus supplement.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We have selected RSM US LLP (formerly McGladrey LLP) as our independent registered public accounting firm located at 1185 Avenue of the Americas, New York, NY 10036. The consolidated financial statements of Newtek Business Services, Corp. as of and for the years ended December 31, 2015, December 31, 2014, and December 31, 2013 have been audited by RSM US LLP.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act. The registration statement contains additional information about us and our securities being offered by this prospectus.

We file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the SEC’s Public Reference Room at 100 F Street, NE, Washington, D.C. 20549-0102. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090.

We maintain a website at www.thesba.com and intend to make all of our annual, quarterly and current reports, proxy statements and other publicly filed information available, free of charge, on or through our website. Information contained on our website is not incorporated into this prospectus, and you should not consider information on our website to be part of this prospectus. You may also obtain such information by contacting us in writing at 1981 Marcus Avenue, Suite 130, Lake Success, New York 11042. The SEC maintains a website that contains reports, proxy and information statements and other information we file with the SEC at www.sec.gov. Copies of these reports, proxy and information statements and other information may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102. Information contained on our website or on the SEC’s website about us is not incorporated into this prospectus and you should not consider information contained on our website or on the SEC’s website to be part of this prospectus.

NEWTEK BUSINESS SERVICES CORP AND SUBSIDIARIES

INDEX TO FINANCIAL STATEMENTS

Audited Consolidated Financial Statements

PAGE NO.
Report of Independent Registered Public Accounting Firm	F-2
Report of Independent Registered Public Accounting Firm on Internal Control Over Financial Reporting	F-3
Consolidated Statements of Assets and Liabilities as of December 31, 2015 and 2014	F-4
Consolidated Statements of Operations for the year ended December 31, 2015, the period from November 12, 2014 to December 31, 2014, the period from January 1, 2014 to November 11, 2014, and the year ended December 31, 2013	F-5
Consolidated Statements of Changes in Net Assets for the year ended December 31, 2015 and the period from November 12, 2014 to December 31, 2014 and Consolidated Statements of Changes in Stockholders’ Equity for the period from January 1, 2014 to November 11, 2014 and the year ended December 31, 2013	F-7
Consolidated Statements of Cash Flows for the year ended December 31, 2015, the period from November 12, 2014 to December 31, 2014, the period from January 1, 2014 to November 11, 2014 and the year ended December 31, 2013	F-9
Consolidated Schedules of Investments as of December 31, 2015 and 2014	F-12
Notes to Consolidated Financial Statements	F-83
Universal Processing Services of Wisconsin, LLC Statements
Independent Auditor’s Report as of the Year ended December 31, 2015	F-125
Consolidated Balance Sheet as of the Year ended December 31, 2015	F-126
Consolidated Statement of Income as of the Year ended December 31, 2015	F-127
Consolidated Statement of Changes in Member’s Deficit as of the Year ended December 31, 2015	F-128
Consolidated Statement of Cash Flows as of the Year ended December 31, 2015	F-129
Notes to Consolidated Financial Statements	F-130
Unaudited Consolidated Financial Statements
Condensed Consolidated Statements of Assets and Liabilities as of June 30, 2016 (Unaudited) and December 31, 2015	F-137
Condensed Consolidated Statements of Operations (Unaudited) for the three and six months ended June 30, 2016 and 2015	F-138
Condensed Consolidated Statement of Changes in Net Assets (Unaudited) for the six months ended June 30, 2016	F-139
Condensed Consolidated Statements of Cash Flows (Unaudited) for the six months ended June 30, 2016 and 2015	F-140
Consolidated Schedule of Investments as of June 30, 2016 (Unaudited) and December 31, 2015	F-142
Notes to Condensed Consolidated Financial Statements (Unaudited)	F-228

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders
Newtek Business Services Corp. and Subsidiaries

We have audited the accompanying consolidated statements of assets and liabilities, including the consolidated schedules of investments, of Newtek Business Services Corp. and Subsidiaries (the “Company”) as of December 31, 2015 and 2014, and the related consolidated statements of operations, changes in net assets/stockholders’ equity, and cash flows for the year ended December 31, 2015, the period from November 12, 2014 to December 31, 2014, the period from January 1, 2014 to November 11, 2014 and the year ended December 31, 2013. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2015 and 2014, by correspondence with the borrowers or by other appropriate auditing procedures where replies from the borrowers were not received and by other appropriate auditing procedures with respect to controlled investments. Our audits also involved performing such other procedures as we considered necessary in the circumstances. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Newtek Business Services Corp. and Subsidiaries as of December 31, 2015 and 2014, and the results of their operations and their cash flows for the year ended December 31, 2015, the period from November 12, 2014 to December 31, 2014, the period from January 1, 2014 to November 11, 2014 and the year ended December 31, 2013, in conformity with U.S. generally accepted accounting principles.

We have also audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), Newtek Business Services Corp. and Subsidiaries’ internal control over financial reporting as of December 31, 2015, based on criteria established in Internal Control — Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission in 2013, and our report dated March 15, 2016 expressed an unqualified opinion on the effectiveness of Newtek Business Services Corp. and Subsidiaries’ internal control over financial reporting.

/s/ RSM US LLP

New York, New York
March 15, 2016

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON
INTERNAL CONTROL OVER FINANCIAL REPORTING

To the Board of Directors and Stockholders
Newtek Business Services Corp.

We have audited Newtek Business Services Corp. and Subsidiaries’ (the “Company”) internal control over financial reporting as of December 31, 2015, based on criteria established in Internal Control — Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission in 2013. The Company’s management is responsible for maintaining effective internal control over financial reporting and for its assessment of the effectiveness of internal control over financial reporting included in the accompanying Management’s Report on Internal Control over Financial Reporting. Our responsibility is to express an opinion on the Company’s internal control over financial reporting based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects. Our audit included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and testing and evaluating the design and operating effectiveness of internal control based on the assessed risk. Our audit also included performing such other procedures as we considered necessary in the circumstances. We believe that our audit provides a reasonable basis for our opinion.

A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (a) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (b) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (c) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

In our opinion, Newtek Business Services Corp. and Subsidiaries maintained, in all material respects, effective internal control over financial reporting as of December 31, 2015, based on criteria established in Internal Control — Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission in 2013.

We have also audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the consolidated statements of assets and liabilities, including the consolidated schedules of investments, of Newtek Business Services Corp. and Subsidiaries as of December 31, 2015 and 2014, and the related consolidated statements of operations, changes in net assets/stockholders’ equity, and cash flows for the year ended December 31, 2015, the period from November 12, 2014 to December 31, 2014, the period from January 1, 2014 to November 11, 2014 and the year ended December 31, 2013, and our report dated March 15, 2016 expressed an unqualified opinion.

/s/ RSM US LLP

New York, New York
March 15, 2016

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES
(In Thousands, except for Per Share Data)

	December 31,
	2015	2014
ASSETS
Investments, at fair value
SBA unguaranteed non-affiliate investments (cost of $166,752 and $131,093, respectively; includes $146,463 and $120,990, respectively, related to securitization trust VIE)	$158,355	$121,477
Controlled investments (cost of $35,781 and $18,065, respectively)	104,376	77,499
SBA guaranteed non-affiliate investments (cost of $2,069 and $28,057, respectively)	2,284	31,486
Non-control/non-affiliate investments (cost of $1,847 and $0, respectively)	1,824	—
Investments in money market funds (cost of $35 and $3,000, respectively)	35	3,000
Total investments at fair value	266,874	233,462
Cash and cash equivalents	4,308	17,813
Restricted cash	22,869	15,389
Broker receivable	32,083	—
Other assets (includes $2,501 and $2,550, respectively, related to securitization trust VIE)	12,393	20,266
Due from related parties	3,056	3,190
Servicing assets, at fair value	13,042	9,483
Credits in lieu of cash, at fair value	860	2,229
Total assets	$355,485	$301,832
LIABILITIES AND NET ASSETS
Liabilities:
Bank notes payable	$29,100	$43,023
Note payable – related party	5,647	—
Notes due 2022	8,324	—
Notes payable – Securitization trust VIE	91,745	79,520
Dividends payable	5,802	—
Due to related parties	256	2,867
Notes payable in credits in lieu of cash, at fair value	860	2,229
Deferred tax liability	857	—
Accounts payable, accrued expenses and other liabilities	8,945	7,775
Total liabilities	151,536	135,414
Commitments and contingencies (Note 11)
Net Assets:
Preferred stock (par value $0.02 per share; authorized 1,000 shares, no shares issued and outstanding)	—	—
Common stock (par value $0.02 per share; authorized 200,000 shares, 14,509 and 10,206 issued and outstanding, respectively, not including 17 shares held in escrow at December 31, 2014)	290	205
Additional paid-in capital	189,031	165,532
Undistributed net investment income (loss)	4,437	(2,523)
Net unrealized appreciation, net of deferred taxes	8,062	2,609
Net realized gains	2,129	595
Total net assets	203,949	166,418
Total liabilities and net assets	$355,485	$301,832
Number of common shares outstanding	14,509	10,206
Net asset value per common share	$14.06	$16.31

See accompanying notes to these consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS
(In Thousands, except for Per Share Data)

	As a Business Development Company		Prior to becoming a Business Development Company
	Year ended December 31, 2015	November 12, 2014 to December 31, 2014	January 1, 2014 to November 11, 2014	Year ended December 31, 2013
Investment income:
From non-affiliate investments:
Interest income	$8,924	$1,076	$—	$—
Servicing income	4,611	562	—	—
Other income	1,929	270	—	—
Total investment income from non-affiliate investments	15,464	1,908	—	—
From controlled investments:
Interest income	277	27	—	—
Dividend income	10,218	37	—	—
Other income	111	4	—	—
Total investment income from controlled investments	10,606	68	—	—
Total investment income	26,070	1,976	—	—
Operating revenues:
Electronic payment processing	$—	$—	$79,527	$89,651
Web hosting and design	—	—	13,730	17,375
Premium income	—	—	18,623	19,456
Interest income	—	—	5,663	4,838
Servicing fee income – NSBF portfolio	—	—	3,111	2,769
Servicing fee income – external portfolios	—	—	6,142	3,796
Income from tax credits	—	—	48	113
Insurance commissions	—	—	1,480	1,737
Other income	—	—	3,523	3,858
Total operating revenues	—	—	131,847	143,593
Net change in fair value of:
SBA loans	—	—	(3,663)	(1,226)
Credits in lieu of cash and notes payable in credits in lieu of cash	—	—	(5)	21
Total net change in fair value	—	—	(3,668)	(1,205)
Expenses:
Electronic payment processing costs	—	—	67,011	75,761
Salaries and benefits	12,753	1,458	23,373	24,360
Interest	6,479	568	7,323	5,863
Depreciation and amortization	326	43	3,140	3,284
Goodwill impairment	—	—	1,706	—
Provision for loan losses	—	—	(53)	1,322
Other general and administrative costs	12,697	2,236	18,536	20,729
Total expenses	32,255	4,305	121,036	131,319
Net investment loss before income tax	(6,185)	(2,329)	—	—
Provision for income tax – post BDC	—	194	—	—
Net investment loss	(6,185)	(2,523)	—	—

See accompanying notes to these consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS – (continued)
(In Thousands, except for Per Share Data)

	As a Business Development Company		Prior to becoming a Business Development Company
	Year ended December 31, 2015	November 12, 2014 to December 31, 2014	January 1, 2014 to November 11, 2014	Year ended December 31, 2013
Net realized and unrealized gains (losses):
Net realized gains on non-affiliate investments	$28,386	$595	$—	$—
Net realized gains on controlled investments	5,473	—	—	—
Net unrealized (depreciation) appreciation on SBA guaranteed non-affiliate investments	(3,215)	3,007	—	—
Net unrealized appreciation (depreciation) on SBA unguaranteed non-affiliate investments	1,183	(274)	—	—
Net unrealized appreciation on controlled investments	12,250	—	—	—
Change in provision for deferred taxes on unrealized gains on investments	(857)	—	—	—
Net unrealized depreciation on non-control/non-affiliate investments	(24)	—	—	—
Net unrealized depreciation on servicing assets	(1,268)	(120)	—	—
Net unrealized depreciation on credits in lieu of cash and notes payable in credits in lieu of cash	(7)	(4)	—	—
Net realized and unrealized gains	41,921	3,204	—	—
Income before income taxes	—	—	7,143	11,069
Net increase in net assets	$35,736	$681	$—	$—
Provision for income taxes	—	—	3,935	3,918
Net income	—	—	3,208	7,151
Net loss attributable to non-controlling interests	—	—	85	377
Net income attributable to Newtek Business Services Corp.	$—	$—	$3,293	$7,528
Weighted average common shares outstanding:
Basic	—	—	7,315	7,059
Diluted	—	—	7,315	7,581
Basic income per share	$—	$—	$0.45	$1.07
Diluted income per share	$—	$—	$0.45	$0.99
Net increase in net assets per share	$3.32	$0.09	$—	$—
Net investment loss per share	$(0.57)	$(0.33)	$—	$—
Dividends and distributions declared per share	$4.45	$—	$—	$—
Weighted average shares outstanding	10,770	7,620	—	—

See accompanying notes to these consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS/STOCKHOLDERS’ EQUITY
(In Thousands)

	Number of Shares of Common Stock	Common Stock	Additional Paid-in Capital	Retained Earnings	Number of Shares of Treasury Stock	Treasury Stock	Non- controlling Interest	Accumulated Net Investment Loss	Net Unrealized Appreciation	Net Realized Gains	Total
Balance at December 31, 2012	$7,382	$148	$61,199	$7,008	$348	$(1,508)	$2,055	$—	$—	$—	$68,902
Issuance of restricted stock	—	—	—	—	(3)	—	—	—	—	—	—
Grant of restricted stock awards	—	—	800	—	—	—	—	—	—	—	800
Forfeitures of restricted stock	—	—	(8)	—	—	—	—	—	—	—	(8)
Issuance of treasury shares	—	—	47	—	(10)	59	—	—	—	—	106
Exercise of stock options	—	—	33	—	(29)	170	—	—	—	—	203
Purchase of non-controlling interest	—	—	(132)	—	—	—	(13)	—	—	—	(145)
Net income	—	—	—	7,528	—	—	(377)	—	—	—	7,151
Balance at December 31, 2013	7,382	148	61,939	14,536	306	(1,279)	1,665	—	—	—	77,009
Issuance of restricted stock	146	3	(3)	—	(53)	—	—	—	—	—	—
Grant of restricted stock awards	—	—	865	—	—	—	—	—	—	—	865
Issuance of treasury shares	10	—	70	—	—	60	—	—	—	—	130
Exercise of stock options	45	1	259	—	(9)	(161)	—	—	—	—	99
Warrant exercise	155	3	(973)	—	(182)	970	—	—	—	—	—
Shares withheld in lieu of payroll taxes	—	—	(1,290)	—	—	—	—	—	—	—	(1,290)
Tax benefit from exercise/vesting of share based awards	—	—	563	—	—	—	—	—	—	—	563
Share retirement	(62)	(1)	(409)	—	(62)	410	—	—	—	—	—
Distribution of non-controlling interest	—	—	—	—	—	—	(33)	—	—	—	(33)
Net income	—	—	—	3,293	—	—	(85)	—	—	—	3,208
Balance at November 11, 2014	7,676	$154	$61,021	$17,829	—	$—	$1,547	$—	$—	$—	80,551
Election to business development company (Note 2)	—	—	76,679	(17,829)	—	—	(1,547)	—	—	—	57,303
Issuance of common stock, net of offering costs (Note 13)	2,530	51	27,832	—	—	—	—	—	—	—	27,883
Net increase in net assets	—	—	—	—	—	—	—	(2,523)	2,609	595	681
Balance at December 31, 2014	10,206	$205	$165,532	$—	—	$—	$—	$(2,523)	$2,609	$595	$166,418

See accompanying notes to these consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
(In Thousands)

Year ended December 31, 2015

Increase in net assets:
Net investment loss	$(6,185)
Net realized gain on investments	33,859
Net change in unrealized appreciation on investments	10,194
Change in provision for deferred taxes on unrealized gains on investments	(857)
Net change in unrealized depreciation on servicing assets	(1,268)
Net change in unrealized depreciation on credits in lieu of cash and notes payable in credits in lieu of cash	(7)
Net increase in net assets	35,736
Distributions to stockholders:
Distributions to stockholders from net realized gains (Note 14)	(20,912)
Special dividend (Note 14)	(9,195)
Total distributions to stockholders	(30,107)
Capital share transactions:
Issuance of common stock under dividend reinvestment plan	288
Issuance of common stock in connection with acquisition of Premier Payments LLC	2,472
Issuance of common stock in connection with legal settlement	215
Issuance of common stock, net of offering costs (Note 13)	35,290
Net increase in net assets from capital share transactions	38,265
Other transactions:
Consolidation of The Texas Whitestone Group, LLC and CCC Real Estate Holdings, LLC	(33)
Adjustment for 2014 offering costs	17
Reversal of deferred tax asset	(2,870)
Distribution to members of Exponential of New York, LLC	(2,677)
Out of period adjustment related to BDC Conversion (Note 2)	(800)
Net decrease in net assets from other transactions	(6,363)
Total increase in net assets	37,531
Net assets at beginning of year	166,418
Net assets at end of year	$203,949
Common shares outstanding at end of period	14,509
Capital share activity:
Shares issued under dividend reinvestment plan	17
Shares issued in connection with acquisition of Premier Payments LLC	131
Shares issued in connection with legal settlement	11
Shares issued in connection with public offering	2,300
Shares issued in connection with special dividend	1,844
Net increase in capital activity	4,303

See accompanying notes to these consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS
(In Thousands)

	As a Business Development Company		Prior to becoming a Business Development Company
	December 31, 2015	November 12, 2014 to December 31, 2014	January 1, 2014 to November 11, 2014	December 31, 2013
Cash flows from operating activities:
Net increase in net assets/net income	$35,736	$681	$3,208	$7,151
Adjustments to reconcile net increase in net assets/net income to net cash provided by (used in) operating activities:
Income from tax credits	(32)	(13)	(48)	(113)
Amortization of deferred financing costs and debt discount related to debt refinancing	—	—	1,905	—
Accretion of interest expense	25	9	18	135
Fair value adjustments on SBA loans	—	—	3,663	1,226
Net unrealized appreciation on controlled investments	(12,250)	—	—	—
Net unrealized depreciation on non-affiliate investments	2,056	(2,733)	—	—
Net unrealized depreciation on servicing assets	1,268	120	—	—
Realized gains on controlled investments	(5,473)	—	—	—
Realized gains on non-affiliate investments	(29,573)	—	—	—
Realized losses on non-affiliate investments	1,189	—	—	—
Fair value adjustment of credits in lieu of cash and notes payable in credits in lieu of cash	7	4	30	(21)
Deferred income taxes	857	16	328	(1,289)
Depreciation and amortization	326	43	3,140	3,284
Purchase of loan from SBA	(703)	—	—	—
Funding of controlled investments	(17,100)	(2,400)	—	—
Funding of non-control/non-affiliate investment	(2,200)	—	—	—
Originations of non-affiliate SBA loans	(185,443)	(30,914)	—	—
Proceeds from sale of non-affiliate SBA loans	240,663	6,421	—	—
Non-affiliate SBA loans originated for investment	(57,053)	(8,570)	—	—
Distributions received from investments in excess of basis	5,473	—	—	—
Principal received from non-control/non-affiliate investment	353	—	—	—
Return of investment from controlled investments	3,746	—	—	—
Principal received from controlled investments	1,200	—	—	—
Principal received on SBA loans	20,086	1,305	—	—
Goodwill impairment	—	—	1,706	—
Accretion of discount	189	18	1,553	515

See accompanying notes to these consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS – (continued)
(In Thousands)

	As a Business Development Company		Prior to becoming a Business Development Company
	December 31, 2015	November 12, 2014 to December 31, 2014	January 1, 2014 to November 11, 2014	December 31, 2013
Provision for loan losses	$—	$—	$(53)	$1,322
Provision for doubtful accounts	—	—	559	547
Other, net	941	302	384	1,382
Changes in operating assets and liabilities:
Investment in money market funds	2,965	(3,000)	—	—
Originations of SBA loans held for sale	—	—	(123,284)	(135,167)
Proceeds from sale of SBA loans held for sale	—	—	123,935	131,733
Broker receivable	(32,083)	6,718	6,889	3,092
Due to/from related parties	(2,477)	829	—	—
Accounts receivable	100	1,441	(873)	(1,278)
Prepaid expenses, accrued interest receivable and other assets	5,013	(4,425)	4,607	(7,450)
Accounts payable, accrued expenses and other liabilities	1,725	(5,698)	3,480	3,717
Change in restricted cash	(12,655)	1,061	(3,498)	—
Capitalized servicing asset	(4,827)	(138)	(3,096)	—
Other, net	—	—	—	(3,812)
Net cash (used in) provided by operating activities	(37,951)	(38,923)	24,553	4,974
Cash flows from investing activities:
Investments in qualified businesses	—	—	(214)	—
Returns of investments in qualified businesses	—	—	—	1,532
Purchase of fixed assets and customer accounts	(105)	(20)	(1,369)	(2,032)
Proceeds from sale of intangible asset	407	—	—	—
SBA loans originated for investment, net	—	—	(39,786)	(42,885)
Payments received on SBA loans	—	—	10,853	7,409
Proceeds from sale of loan held for investment	—	—	500	—
Purchase of non-controlling interest	—	—	—	(145)
Net cash provided by (used in) investing activities	302	(20)	(30,016)	(36,121)
Cash flows from financing activities:
Net borrowings on bank lines of credit	(4,756)	(1,091)	8,435	1,450
Proceeds from common shares sold, net of offering costs	35,290	29,728	—	—
Proceeds from term loan	—	—	10,000	—
Net borrowing from related party	5,647	—	—	—
Payments on bank note payable	(9,167)	(417)	(11,007)	(417)
Proceeds from Notes due 2022	8,324	—	—	—
Payments on senior notes	(19,993)	(2,070)	(10,527)	(7,522)
Issuance of senior notes	32,029	31,679	—	45,343

See accompanying notes to these consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS – (continued)
(In Thousands)

	As a Business Development Company		Prior to becoming a Business Development Company
	December 31, 2015	November 12, 2014 to December 31, 2014	January 1, 2014 to November 11, 2014	December 31, 2013
Dividends paid	$(15,111)	$—	$—	$—
Special dividend paid	(9,195)	—	—	—
Change in restricted cash related to securitization	5,175	(4,935)	6,441	(7,769)
Additions to deferred financing costs	(1,409)	(869)	(860)	(1,867)
Exponential of New York, LLC distributions to members	(2,673)	—	—	—
Proceeds from exercise of stock options	—	—	15	198
Payments on behalf of employees for payroll tax liability exchanged for shares in connection with early vesting	—	—	(1,207)	—
Other, net	(17)	(2)	(236)	10
Net cash provided by financing activities	24,144	52,023	1,054	29,426
Net (decrease) increase in cash and cash equivalents	(13,505)	13,080	(4,409)	(1,721)
Cash and cash equivalents – beginning of year/period	17,813	4,733	12,508	14,229
Cash and cash equivalents – end of year/period	4,308	17,813	8,099	12,508
Supplemental disclosure of cash flow activities:
Cash paid for interest	4,617	638	3,970	3,986
Cash paid for taxes	—	—	6,187	5,783
Non-cash investing and financing activities:
Reduction of credits in lieu of cash and notes payable in credits in lieu of cash balances due to delivery of tax credits to Certified Investors	$1,394	$174	$1,287	$5,182
Additional paid-in capital, upon acquisition of subsidiaries non-controlling interests	$—	$—	$—	$129
Foreclosed real estate acquired	$1,130	$—	$136	$625
Dividends declared but not paid during the year	$5,802	$—	$—	$—
Reversal of deferred tax asset	$2,870	$—	$—	$—
Issuance of common shares in connection with investment in Premier Payments LLC	$2,472	$—	$—	$—
Issuance of common shares in connection with legal settlement	$215	$—	$—	$—
Issuance of common shares under dividend reinvestment plan	$288	$—	$—	$—
Out of period adjustment in connection with BDC Conversion	$800	$—	$—	$—

See accompanying notes to these consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS
DECEMBER 31, 2015
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Performing SBA Unguaranteed Investments(1)
Bright Dialysis LLC and Ft Pierce Kidney Care LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/28/2025	$1,250.0	$1,250.0	$1,056.6	0.52%
Return to Excellence, Inc. dba The Waynesville Inn Golf & Spa	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	10/10/2039	1,250.0	1,233.3	1,252.8	0.61%
Kingseal LLC dba Desoto Health and Rehab Center	Nursing and Residential Care Facilities	Term Loan	Prime plus 2.75%	2/26/2040	1,250.0	1,233.3	1,253.1	0.61%
The Camera House Inc	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	8/31/2025	1,250.0	1,226.7	1,116.1	0.55%
KW Zion, LLC and Key West Gallery Inc	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	9/12/2039	1,250.0	1,223.7	1,207.8	0.59%
Ohs Auto Body, Inc. dba Ohs Body Shop	Repair and Maintenance	Term Loan	7.22%	6/25/2040	1,207.5	1,205.1	1,151.0	0.56%
Seven Peaks Mining Inc and Cornerstone Industrial Minerals Corporation	Mining (except Oil and Gas)	Term Loan	Prime plus 2.75%	11/18/2038	1,250.0	1,204.1	1,168.9	0.57%
Grey Light Realty, LLC (EPC) NH Precision Metal Fabricators Inc (OC)	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	8/21/2039	1,226.0	1,198.3	1,170.7	0.57%
Bowlerama Inc	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/24/2039	1,202.5	1,184.5	1,202.6	0.59%
Foresite Realty Partners LLC and Foresite Real Estate Holdings LLC	Real Estate	Term Loan	Prime plus 2.75%	3/27/2025	1,238.3	1,176.0	977.4	0.48%
The Jewelers Inc. dba The Jewelers of Las Vegas	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	12/19/2024	1,250.0	1,165.5	978.9	0.48%
Werthan Packaging Inc.	Paper Manufacturing	Term Loan	Prime plus 2.75%	10/14/2025	1,162.5	1,162.5	1,078.2	0.53%
Shellhorn and Hill Inc dba Total Fleet Service	Nonstore Retailers	Term Loan	Prime plus 2.75%	3/27/2040	1,040.3	1,028.0	945.0	0.46%
G.W. Fitness Centers, LLC and J.G. Fitness LLC and NP Gym LLC and ANA	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/18/2040	1,025.0	1,025.0	1,044.6	0.51%
Shweiki Media, Inc. dba Study Breaks Magazine	Publishing Industries (except Internet)	Term Loan	Prime plus 2.75%	3/22/2027	1,178.8	976.2	991.8	0.49%
Tortilla King, Inc.	Food Manufacturing	Term Loan	Prime plus 2.75%	3/14/2029	1,033.1	975.2	946.5	0.46%
Yachting Solutions LLC	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	9/25/2040	962.5	959.7	912.7	0.45%
R. A. Johnson, Inc. dba Rick Johnson Auto & Tire	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	5/29/2039	943.8	918.3	944.9	0.46%
Twinsburg Hospitality Group LLC dba Comfort Suites	Accommodation	Term Loan	Prime plus 2.75%	10/31/2038	945.0	910.1	907.5	0.44%
Calhoun Satellite Communications Inc and Transmission Solutions Group	Broadcasting (except Internet)	Term Loan	Prime plus 2.75%	2/27/2025	952.8	898.1	782.6	0.38%
Nirvi Enterprises LLC dba Howard Johnson/Knights Inn	Accommodation	Term Loan	Prime plus 2.75%	6/17/2039	920.3	896.6	922.6	0.45%
West Experience, Inc/West Mountain Equipment Rental, Inc/Ski West Lodge	Amusement, Gambling, and Recreation Industries	Term Loan	6%	6/5/2026	1,333.0	885.1	909.0	0.45%
P and D Enterprises Ind dba Wallaby’s Liquor Warehouse	Food and Beverage Stores	Term Loan	Prime plus 2.75%	8/28/2040	888.9	885.0	865.8	0.42%
Nutmeg North Associates LLC (OC) Steeltech Building Products Inc	Construction of Buildings	Term Loan	Prime plus 2.75%	12/31/2038	897.8	883.1	876.8	0.43%

See accompanying notes to these consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2015
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Premier Athletic Center of Ohio Inc. and Gates Investments and Wade Ga	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/22/2028	$882.0	$882.0	$885.3	0.43%
Havana Central (NY) 5, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/29/2022	1,166.8	878.5	887.2	0.44%
New York Home Health Care Equipment, LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/16/2025	875.0	875.0	847.9	0.42%
Elite Structures Inc	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	6/12/2038	932.8	873.5	907.2	0.44%
Delta Aggregate LLC	Mining (except Oil and Gas)	Term Loan	Prime plus 2.75%	8/28/2039	911.3	871.5	885.0	0.43%
Honeyspot Investors LLP and Pace Motor Lines Inc	Truck Transportation	Term Loan	Prime plus 2.75%	6/30/2039	875.3	854.5	876.2	0.43%
2161 Highway 6 Trail, LLC, (EPC) R. H. Hummer JR., Inc.	Truck Transportation	Term Loan	Prime plus 2.75%	6/19/2026	1,250.0	842.8	858.4	0.42%
Key Pix Productions Inc. dba Air Bud Entertainment	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	11/18/2040	839.8	839.8	855.8	0.42%
Hotels of North Georgia LLC dba Comfort Inn and Suites	Accommodation	Term Loan	Prime plus 2.75%	6/17/2039	837.5	816.0	838.7	0.41%
Shepher Distr’s and Sales Corp and The Lederer Industries Inc.	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	9/30/2023	1,050.0	801.8	805.3	0.39%
Maxwell Place, LLC	Nursing and Residential Care Facilities	Term Loan	6%	2/28/2016	1,076.8	801.3	802.4	0.39%
Carpet Exchange of North Texas Inc and Clyde E. Cumbie Jr	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	3/25/2040	810.0	800.4	804.9	0.39%
Sovereign Communications LLC	Broadcasting (except Internet)	Term Loan	Prime plus 2.75%	2/7/2024	907.8	784.1	722.7	0.35%
CBlakeslee Arpaia Chapman, Inc. dba Blakeslee Industrial Services	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	6/18/2028	875.0	780.5	797.9	0.39%
T and B Boots Inc dba Takkens	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	3/31/2025	807.8	767.6	720.3	0.35%
Recycling Consultants, Inc. and Prairie State Salvage and Recycling Inc	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	9/30/2027	767.5	760.1	680.7	0.33%
Advance Case Parts RE Holdings LLC and Advance Case Parts Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/31/2040	758.3	751.5	695.2	0.34%
D.C. Group, Inc. dba Unique Setting of New York	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	12/21/2025	750.0	750.0	665.7	0.33%
Gabrielle Realty, LLC	Gasoline Stations	Term Loan	Prime plus 2.75%	9/27/2038	757.6	726.6	724.4	0.36%
Keys Phase One LLC dba The Grand Guesthouse	Accommodation	Term Loan	Prime plus 2.75%	9/26/2039	736.3	720.8	712.2	0.35%
Top Cat Ready Mix, LLC, Ples Investments LLC, and Pappy’s Sand and	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	10/28/2025	711.3	707.8	618.5	0.30%
Willow Springs Golf Course, Inc. & JC Lindsey Family Limited Partners	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/29/2037	755.4	706.5	737.4	0.36%
J&D Resources, LLC dba Aqua Science	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	11/21/2024	767.9	701.8	596.5	0.29%
Almost Home Property LLC and Almost Home Daycare LLC	Social Assistance	Term Loan	Prime plus 2.75%	8/7/2039	715.8	700.7	700.1	0.34%
Contract Packaging Services Inc dba Superior Pack Group	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	6/21/2023	851.8	694.6	686.6	0.34%

See accompanying notes to these consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2015
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Big Apple Entertainment Partners, LLC dba Ripley’s Believe it or Not	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/28/2021	$1,070.0	$692.9	$689.2	0.34%
ATI Jet, Inc.	Air Transportation	Term Loan	Prime plus 2.75%	12/28/2026	852.8	688.4	700.6	0.34%
Scent-Sation Inc	Textile Product Mills	Term Loan	Prime plus 2.75%	9/18/2040	687.5	685.5	693.5	0.34%
Empower Autism Academy	Social Assistance	Term Loan	Prime plus 2.75%	9/4/2040	685.0	683.0	695.9	0.34%
C & G Engines Corp.	Transportation Equipment Manufacturing	Term Loan	Prime plus 2.75%	9/30/2021	1,041.5	675.1	676.2	0.33%
Accent Tag and Label Inc	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	12/18/2040	665.8	665.8	652.7	0.32%
IIoka Inc dba New Cloud Networks	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/21/2025	665.0	658.9	554.7	0.27%
Fieldstone Quick Stop LLC (OC) Barber Investments LLC (EPC) Thadius M B	Gasoline Stations	Term Loan	Prime plus 2.75%	9/30/2038	676.3	658.3	646.2	0.32%
Carl R. Bieber, Inc. dba Bieber Tourways/Bieber Transportation/Bieber	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	9/30/2027	712.5	655.6	662.7	0.32%
Eagle Aggregate Transportation, LLC and Eagle Pneumatic Transport LLC	Truck Transportation	Term Loan	Prime plus 2.75%	3/31/2024	1,250.0	652.9	656.5	0.32%
LA Diner Inc dba Loukas L A Diner	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/28/2037	677.5	641.2	666.2	0.33%
Meridian Hotels LLC dba Best Western Jonesboro	Accommodation	Term Loan	Prime plus 2.75%	10/29/2038	664.5	637.5	654.4	0.32%
St Lawrence Hotel Corp and Oheka Catering Inc dba Quality Inn	Accommodation	Term Loan	Prime plus 2.75%	9/24/2040	625.0	623.2	610.9	0.30%
iFood, Inc. dba Steak N Shake	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/30/2039	629.8	613.6	597.3	0.29%
Colts V LLC and Nowatzke Service Center, Inc dba Nowatzke Truck & Trai	Repair and Maintenance	Term Loan	Prime plus 2.75%	9/26/2039	601.8	589.1	579.5	0.28%
Northeast Arkansas Pizza, Inc. dba Domino’s Pizza	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/23/2025	608.0	589.1	493.4	0.24%
Indy East Smiles Youth Dentistry LLC dba Prime Smile East	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/11/2024	630.2	574.0	479.7	0.24%
Master CNC Inc & Master Properties LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	10/31/2038	596.6	573.6	562.8	0.28%
CLU Amboy, LLC (EPC) and Amboy Group, LLC (OC) dba Tommy Moloney’s	Food Manufacturing	Term Loan	Prime plus 2.75%	12/27/2023	656.3	565.8	568.3	0.28%
IlOKA Inc dba Microtech Tel and NewCloud Networks	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/30/2023	687.5	565.5	534.2	0.26%
ACI Northwest Inc.	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	8/30/2023	906.3	560.8	548.7	0.27%
Bisson Transportation, Inc.	Truck Transportation	Term Loan	Prime plus 2.75%	5/7/2037	588.1	557.0	577.2	0.28%
Richards Plumbing and Heating Co., Inc. dba Richards Mechanical	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/23/2040	551.8	547.7	556.6	0.27%
B and J Catering Inc dba Culinary Solutions	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/27/2040	547.5	547.5	523.5	0.26%
CML RW Security, LLC	Construction of Buildings	Term Loan	Prime plus 2.75%	3/20/2025	575.0	546.1	453.9	0.22%

See accompanying notes to these consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2015
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Sambella Holdings, LLC and Strike Zone Entertainment Center LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	11/23/2040	$1,189.5	$546.1	$556.5	0.27%
Route 130 SCPI Holdings LLC (EPC) Route 130 SCPI Operations LLC (OC)	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/30/2039	538.8	536.3	505.9	0.25%
PLES Investements, LLC and John Redder, Pappy Sand & Gravel, Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/19/2038	555.3	535.7	534.4	0.26%
KRN Logistics, LLC, Newsome Trucking, Inc	Truck Transportation	Term Loan	Prime plus 2.75%	6/19/2025	543.5	526.6	473.2	0.23%
PowerWash Plus, Inc. and CJR, LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	4/30/2038	550.0	523.8	537.3	0.26%
The Lodin Group LLC and Lodin Health Imaging Inc dba Highlands Breast	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/23/2039	530.3	521.6	480.7	0.24%
The Grasso Companies LLC and Grasso Pavement Maintenance LLC Veranda	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	9/28/2025	518.8	512.4	503.8	0.25%
SBR Technologies d/b/a Color Graphics	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/31/2021	806.2	512.0	517.0	0.25%
American Diagnostic Imaging, Inc. dba St. Joseph Imaging Center	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	3/25/2038	537.5	510.2	522.8	0.26%
The Woods at Bear Creek LLC and Bear Creek Entertainment LLC	Accommodation	Term Loan	Prime plus 2.75%	9/29/2039	513.3	503.9	511.9	0.25%
LC Blvd Holdings LLC and Mt Pleasant Wash & Wax LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	12/4/2040	502.5	502.5	497.9	0.24%
Thermoplastic Services Inc and Paragon Plastic Sheet, Inc	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	12/23/2039	500.0	491.8	499.6	0.24%
Polpo Realty LLC (EPC) & Polpo Restaurant LLC (OC) dba Polpo Restaurant	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/27/2037	517.5	489.4	508.7	0.25%
740 Barry Street Realty LLC and Wild Edibles Inc	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	2/10/2040	492.5	485.9	493.7	0.24%
200 North 8th Street Associates LLC and Enchanted Acres Farm	Food Manufacturing	Term Loan	Prime plus 2.75%	5/4/2028	494.6	484.0	484.5	0.24%
636 South Center Holdings, LLC and New Mansfield Brass and Aluminum Co	Primary Metal Manufacturing	Term Loan	Prime plus 2.75%	3/20/2039	497.5	482.3	496.1	0.24%
Macho LLC (EPC) Madelaine Chocolate Novelties Inc (OC) dba The Madelai	Food Manufacturing	Term Loan	Prime plus 2.75%	12/31/2037	500.0	474.5	493.2	0.24%
401 JJS Corporation and G. Randazzo Corporation	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/23/2039	473.5	469.9	464.8	0.23%
Heartland American Properties LLC and Skaggs RV Outlet LLC	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	10/31/2039	479.0	469.7	461.5	0.23%
Nikobella Properties LLC and JPO Inc dba Village Car Wash	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/25/2039	476.3	464.0	468.6	0.23%
Firm Foundations Inc. David S Gaitan Jr and Christopher K Daigle	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/3/2023	545.8	463.8	442.9	0.22%
Wired LLC and Moulison North Corporation	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/30/2024	500.0	463.4	441.2	0.22%
J. Kinderman & Sons, Inc. dba Brite Star Manufacturing Company	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	12/22/2036	495.0	458.3	478.0	0.23%
Capital Scrap Metal, LLC and Powerline Investment, LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	3/29/2038	500.0	452.8	470.8	0.23%

See accompanying notes to these consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2015
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
River Club Golf Course Inc dba The River Club	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	2/28/2038	$475.2	$450.2	$463.2	0.23%
Eastside Soccer Dome, Inc.	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/26/2038	463.8	444.8	457.3	0.22%
Amboy Group, LLC dba Tommy’s Moloney’s	Food Manufacturing	Term Loan	Prime plus 2.75%	6/24/2025	454.0	443.0	441.4	0.22%
6 Price Avenue, LLC and Pauley Tree & Lawn Care, Inc	Administrative and Support Services	Term Loan	Prime plus 2.75%	9/24/2039	452.5	443.0	402.5	0.20%
Sandlot Ventures LLC and Sandbox Ventures LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/25/2040	442.5	441.2	420.4	0.21%
ENI Inc, Event Networks Inc, ENI Worldwide LLC and Spot Shop Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	4/25/2024	500.0	438.7	400.8	0.20%
Hodges Properties LLC and Echelon Enterprises Inc dba Treads Bicycle	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	3/31/2039	449.0	435.3	441.4	0.22%
SDA Holdings LLC and Les Cheveux Salon Inc	Personal and Laundry Services	Term Loan	Prime plus 2.75%	12/15/2040	428.8	428.8	413.8	0.20%
Flooring Liquidators Inc and Flooring Liquidators of Mt Kisco LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/17/2025	437.5	423.9	411.6	0.20%
Mid-South Lumber Co. of Northwest Florida, Inc.	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	3/31/2040	428.8	423.7	389.5	0.19%
S&P Holdings of Daytona LLC (EPC) S&P Corporation of Daytona Beach	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	8/15/2039	433.5	421.8	428.3	0.21%
Tavern Properties LLC and Wildwood Tavern LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/15/2039	425.0	418.8	411.2	0.20%
Sherill Universal City dba Golden Corral	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/28/2038	440.5	418.3	429.6	0.21%
Wilban LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/28/2039	427.5	415.6	419.8	0.21%
Sound Manufacturing, Inc. and Monster Power Equipment Inc.	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	3/15/2023	523.0	411.4	408.2	0.20%
J&K Fitness, LLC dba Physiques Womens Fitness Center	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/8/2036	449.3	411.3	429.0	0.21%
Import Car Connection Inc dba Car Connection	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	9/16/2040	407.5	406.3	407.6	0.20%
R & R Boyal LLC dba Cap N Cat Clam Bar and Little Ease Tavern	Food and Beverage Stores	Term Loan	Prime plus 2.75%	2/28/2039	417.5	404.3	404.7	0.20%
920 CHR Realty LLC (EPC) V. Garofalo Carting Inc (OC)	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	12/10/2038	418.1	403.4	414.8	0.20%
Utek Corporation dba Arcade Car Wash	Repair and Maintenance	Term Loan	Prime plus 2.75%	9/22/2039	405.5	402.1	404.7	0.20%
RIM Investments LLC and RIM Architects LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/28/2040	399.0	397.8	384.7	0.19%
Zane Filippone Co Inc dba Culligan Water Conditioning	Nonstore Retailers	Term Loan	Prime plus 2.75%	4/12/2022	558.2	397.1	400.0	0.20%
SE Properties 39 Old Route 146, LLC (EPC) SmartEarly Clifton Park LLC	Social Assistance	Term Loan	Prime plus 2.75%	3/14/2039	408.0	396.7	407.3	0.20%
John Duffy Fuel Co., Inc.	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	12/28/2022	513.8	393.9	398.2	0.20%
Bisson Moving & Storage Company Bisson Transportation Inc and BTG Real Estate	Truck Transportation	Term Loan	Prime plus 2.75%	5/7/2022	528.8	391.4	395.0	0.19%

See accompanying notes to these consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2015
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
TAK Properties LLC and Kinderland Inc	Social Assistance	Term Loan	Prime plus 2.75%	12/18/2038	$405.0	$390.8	$391.2	0.19%
Polymer Sciences, Inc. dba Polymer Sciences, Inc.	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	9/28/2036	422.6	387.2	403.7	0.20%
Kup’s Auto Spa Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	11/15/2038	396.7	377.2	386.0	0.19%
Jihan Inc dba ARCO AM/PM and Diana Inc dba Diana’s Recycling	Gasoline Stations	Term Loan	Prime plus 2.75%	6/26/2040	380.0	377.1	365.2	0.18%
R.H. Hummer Jr., Inc.	Truck Transportation	Term Loan	Prime plus 2.75%	9/30/2025	375.0	375.0	355.3	0.17%
Tariq, LLC dba 76 Food Mart	Gasoline Stations	Term Loan	Prime plus 2.75%	12/2/2040	375.0	375.0	372.0	0.18%
Swalm Sreet LLC and New York Home Health Care Equipment LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/16/2040	375.0	375.0	370.9	0.18%
B&B Organics LLC	Beverage and Tobacco Product Manufacturing	Term Loan	Prime plus 2.75%	12/22/2040	375.0	375.0	382.2	0.19%
All American Games, LLC and Sportslink – The Game, LLC	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	12/10/2024	400.0	372.1	329.1	0.16%
3Fmanagement LLC and ATC Fitness Cape Coral, LLC dba Around the Clock	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	1/24/2024	425.0	364.2	342.2	0.17%
AIG Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	9/4/2040	363.8	362.7	340.6	0.17%
The Berlerro Group, LLC dba Sky Zone	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/12/2023	421.3	360.6	335.9	0.16%
Gator Communications Group LLC dba Harvard Printing Group	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	8/31/2021	575.0	358.1	360.2	0.18%
Fair Deal Food Mart Inc dba Neighbors Market	Gasoline Stations	Term Loan	Prime plus 2.75%	5/3/2037	381.3	354.9	370.4	0.18%
iFood, Inc. dba Steak N Shake	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/31/2024	379.1	353.5	317.9	0.16%
Murrayville Donuts, Inc dba Dunkin’ Donuts	Food and Beverage Stores	Term Loan	Prime plus 2.75%	7/15/2040	344.5	344.5	329.3	0.16%
Michael J. Speeney & Joyce Speeney and R2 Tape, Inc.	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	8/31/2037	367.5	344.4	357.7	0.18%
Basista Family Limited Partnership and UPE, Inc.	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	12/14/2040	342.5	342.5	334.5	0.16%
Johnson Carwash LLC and Johnson Petroleum LLC	Gasoline Stations	Term Loan	Prime plus 2.75%	9/14/2040	340.0	340.0	345.1	0.17%
Ezzo Properties, LLC and Great Lakes Cleaning, Inc.	Administrative and Support Services	Term Loan	Prime plus 2.75%	12/20/2027	389.6	338.3	335.0	0.16%
Suncoast Aluminum Furniture, Inc	Furniture and Related Product Manufacturing	Term Loan	Prime plus 2.75%	8/17/2037	360.0	337.5	350.3	0.17%
Mirage Plastering Inc and Mpire LLC and Mpire II LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/12/2040	338.8	336.3	290.1	0.14%
Cencon Properties LLC and Central Connecticut Warehousing Company, Inc	Warehousing and Storage	Term Loan	Prime plus 2.75%	9/30/2038	344.5	331.0	339.2	0.17%
Gator Communications Group LLC dba Harvard Printing Group	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	3/30/2022	466.3	330.4	331.0	0.16%
Spectrum Development LLC and Solvit Inc & Solvit North, Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/2/2023	387.3	329.2	314.3	0.15%
Advanced Skincare Medcenter Inc dba Advanced Skincare Surgery	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/29/2025	337.5	326.9	277.2	0.14%

See accompanying notes to these consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2015
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Hagerstown Muffler, Inc. and JMS Muffler, Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	9/24/2040	$327.5	$326.5	$332.8	0.16%
Mitchellville Family Dentistry, Dr. Octavia Simkins-Wiseman DDS PC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/27/2038	335.1	321.4	323.3	0.16%
Lisle Lincoln II Limited Partnership dba Lisle Lanes LP	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/29/2036	338.1	320.1	334.0	0.16%
Orange County Insurance Brokerage Inc dba Beaty Insurance Agency	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	9/29/2039	325.1	319.3	324.3	0.16%
Nova Solutions Inc	Furniture and Related Product Manufacturing	Term Loan	Prime plus 2.75%	9/22/2040	320.0	319.1	313.0	0.15%
MRM Supermarkets Inc dba Constantins Breads; Dallas Gourmet Breads	Food Manufacturing	Term Loan	Prime plus 2.75%	3/29/2038	336.0	319.0	324.6	0.16%
Taylor Transport, Inc	Truck Transportation	Term Loan	Prime plus 2.75%	12/8/2021	515.5	317.2	320.2	0.16%
FHJE Ventures LLC and Eisenreich II Inc. dba Breakneck Tavern	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/27/2039	321.8	313.6	315.9	0.15%
A & M Commerce, Inc. dba Cranberry Sunoco	Gasoline Stations	Term Loan	Prime plus 2.75%	3/27/2038	330.3	313.3	323.5	0.16%
Lenoir Business Partners LLC (EPC) LP Industries, Inc dba Childforms	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	9/30/2038	322.7	311.2	313.7	0.15%
Shane M. Howell and Buck Hardware and Garden Center, LLC	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	12/27/2038	322.5	311.1	307.8	0.15%
Jumbomarkets Inc dba Rines Jumbomarkets	Food and Beverage Stores	Term Loan	Prime plus 2.75%	11/4/2025	306.3	306.3	294.4	0.14%
BCD Holdings, LLC and H-MA, LLC d/b/a/ Hawaii Mainland Administrators	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	3/2/2022	451.3	305.1	304.3	0.15%
Summit Beverage Group LLC	Beverage and Tobacco Product Manufacturing	Term Loan	Prime plus 2.75%	2/28/2024	350.6	302.9	292.2	0.14%
Onofrios Enterprises LLC (EPC) Onofrios Fresh Cut, Inc	Food Manufacturing	Term Loan	Prime plus 2.75%	9/30/2038	312.5	301.0	304.4	0.15%
Joyce Outdoor Advertising Chicago LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/22/2040	300.0	300.0	284.5	0.14%
Sunset Marine Resort LLC and GoXpeditions LLC and Lavon Gomes and Trac	Accommodation	Term Loan	Prime plus 2.75%	3/27/2040	301.8	298.2	303.0	0.15%
510 ROK Realty LLC dba ROK Health and Fitness and Robert N. D’urso	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/19/2024	332.0	296.3	294.5	0.14%
R A Johnson Inc dba Rick Johnson Auto and Tire	Repair and Maintenance	Term Loan	Prime plus 2.75%	9/23/2039	301.3	294.9	299.5	0.15%
American Campgrounds LLC dba Whit’s End Campground	Accommodation	Term Loan	Prime plus 2.75%	12/4/2040	293.0	293.0	290.9	0.14%
Custom Software, Inc. a Colorado Corporation dba M-33 Access	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/17/2021	426.0	289.2	293.0	0.14%
Anturio Marketing Inc dba Logic Consulting	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/12/2040	290.3	288.1	292.8	0.14%
Summit Beverage Group LLC	Beverage and Tobacco Product Manufacturing	Term Loan	Prime plus 2.75%	8/29/2030	291.9	286.8	258.1	0.13%
Aegis Creative Communications, Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	11/30/2022	387.5	286.2	277.3	0.14%
The Smile Place LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/30/2040	283.9	282.2	276.4	0.14%

See accompanying notes to these consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2015
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
KDP LLC and KDP Investment Advisors, Inc and KDP Asset Management, Inc	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	6/14/2023	$343.8	$278.0	$270.9	0.13%
New Image Building Services Inc. dba New Image Repair Services	Repair and Maintenance	Term Loan	Prime plus 2.75%	10/29/2023	331.3	277.0	259.8	0.13%
Anglin Cultured Stone Products LLC dba Anglin Construction	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/30/2025	281.8	273.0	238.1	0.12%
Cheryle A Baptiste and Cheryle Baptiste DDS PLLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	11/30/2037	286.5	270.0	278.8	0.14%
Central Tire, Inc. dba Cooper Tire & Auto Services	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/29/2037	288.5	269.1	279.5	0.14%
First Prevention and Dialysis Center LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/30/2024	273.3	268.9	251.4	0.12%
New Image Building Services, Inc. dba New Image Repair Services	Repair and Maintenance	Term Loan	Prime plus 2.75%	8/23/2037	285.7	267.7	271.6	0.13%
Christou Real Estate Holdings LLC dba Tops American Grill	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/17/2037	284.0	264.1	275.3	0.13%
Faith Memorial Chapel LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/20/2038	268.4	258.1	259.5	0.13%
Thrifty Market, Inc. dba Thrifty Foods	Food and Beverage Stores	Term Loan	Prime plus 2.75%	6/30/2030	262.5	257.9	227.2	0.11%
15 McArdle LLC and No Other Impressions Inc	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	5/15/2040	257.1	254.9	238.4	0.12%
Scent-Sation, Inc. d/b/a Scent-Sation, Inc.	Textile Product Mills	Term Loan	Prime plus 2.75%	11/21/2021	337.5	253.9	257.1	0.13%
Reidville Hydraulics & Mfg Inc dba Summit Farms LLC	Machinery Manufacturing	Term Loan	Prime plus 2.75%	11/2/2037	265.9	250.6	254.6	0.12%
All-Tag Corporation	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	11/30/2025	250.4	250.4	218.0	0.11%
Roccos LLC and Sullo Pantalone Inc dba Rocco’s	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/30/2039	255.8	250.4	237.3	0.12%
JAG Unit 1, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/16/2025	250.0	250.0	210.6	0.10%
V2 Tango LLC dba Palette 22	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/23/2025	250.0	250.0	217.1	0.11%
Animal Intrusion Prevention Systems Holding Company, LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	9/15/2024	272.5	248.2	219.7	0.11%
HAVANA CENTRAL NJ1, LLC dba Havana Central	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/31/2025	250.0	245.1	238.9	0.12%
Wolf Enviro Interests, LLC and Enviromax Services Inc	Administrative and Support Services	Term Loan	Prime plus 2.75%	6/25/2040	246.5	244.7	223.7	0.11%
CNYP 717 Irondequoit LLC and CNYP 2002 Ontario LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/20/2040	244.4	244.4	226.0	0.11%
MJD Investments, LLC dba The Community Day School	Social Assistance	Term Loan	Prime plus 2.75%	1/31/2038	258.3	244.3	250.6	0.12%
RKP Service dba Rainbow Carwash	Repair and Maintenance	Term Loan	Prime plus 2.75%	5/31/2023	300.0	243.1	237.5	0.12%
FHJE Ventures LLC and Eisenreich II Inc dba Breakneck Tavern	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/30/2039	245.5	242.9	225.8	0.11%
JWB Industries, Inc. dba Carteret Die Casting	Primary Metal Manufacturing	Term Loan	Prime plus 2.75%	2/11/2024	280.0	241.8	225.3	0.11%
800 on the Trax LLC and Matrix Z LLC	Nonmetallic Mineral Product Manufacturing	Term Loan	Prime plus 2.75%	12/23/2040	240.0	240.0	234.6	0.12%
Xela Pack, Inc. and Aliseo and Catherine Gentile	Paper Manufacturing	Term Loan	Prime plus 2.75%	3/27/2028	271.8	239.2	244.5	0.12%

See accompanying notes to these consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2015
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
WI130, LLC (EPC) & Lakeland Group, Inc (OC) dba Lakeland Electrical	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	12/31/2028	$271.5	$239.0	$238.1	0.12%
LaSalle Market and Deli EOK Inc and Rugen Realty LLC dba LaSalle Market	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/21/2037	252.3	236.8	242.7	0.12%
Clairvoyant Realty Corp. and Napoli Marble & Granite Design, Ltd	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	10/24/2038	246.3	236.8	234.5	0.11%
Capitol Waste and Recycling Services LLC	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	10/10/2024	257.8	236.4	210.6	0.10%
All About Smiles P A	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/30/2040	237.7	235.9	231.1	0.11%
Joyce Outdoor Advertising LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/29/2040	234.8	234.8	235.3	0.12%
Pierce Developments, Inc. dba Southside Granite	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	6/13/2036	256.1	233.3	242.6	0.12%
Atlantis of Daytona LLC and Ocean Club Sportswear Inc	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	12/23/2039	240.0	233.1	236.7	0.12%
Big Sky Plaza LLC and Strickland, Incorporated dba Livingston True Value	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	6/20/2039	233.4	227.4	229.0	0.11%
M & H Pine Straw Inc and Harris L. Maloy	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	3/21/2023	288.8	227.1	227.0	0.11%
MTV Bowl, Inc. dba Legend Lanes	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/30/2036	248.5	226.4	235.8	0.12%
Meridian Hotels, LLC dba Best Western Jonesboro	Accommodation	Term Loan	Prime plus 2.75%	11/25/2039	228.0	224.9	228.4	0.11%
HJ & Edward Enterprises, LLC dba Sky Zone	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/26/2023	262.5	224.8	218.5	0.11%
DuCharme Realty LLC and DuCharme Enterprises LLC dba Specialty	Wood Product Manufacturing	Term Loan	Prime plus 2.75%	2/2/2040	225.1	222.1	208.0	0.10%
Hemingway Custom Cabinetry LLC	Furniture and Related Product Manufacturing	Term Loan	Prime plus 2.75%	9/25/2025	220.0	217.3	187.0	0.09%
Bowl Mor, LLC dba Bowl Mor Lanes/Spare Lounge, Inc.	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/13/2039	223.5	216.7	222.9	0.11%
Homegrown For Good LLC	Apparel Manufacturing	Term Loan	Prime plus 2.75%	11/26/2024	230.0	215.5	195.5	0.10%
Discount Wheel and Tire	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	9/30/2038	223.8	214.6	214.3	0.11%
Newsome Trucking Inc and Kevin Newsome	Truck Transportation	Term Loan	Prime plus 2.75%	9/2/2035	423.1	214.1	222.6	0.11%
Schmaltz Holdings, LLC (EPC) and Schmaltz Operations, LLC dba Companio	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/4/2038	224.2	213.7	213.3	0.10%
Mosley Auto Group LLC dba America’s Automotive	Repair and Maintenance	Term Loan	Prime plus 2.75%	12/20/2038	221.5	213.7	217.6	0.11%
Tortilla King Inc.	Food Manufacturing	Term Loan	Prime plus 2.75%	3/14/2039	216.9	211.2	207.8	0.10%
Daniel Gordon and Erin Gordon and Silver Lining Stables CT, LLC	Support Activities for Agriculture and Forestry	Term Loan	Prime plus 2.75%	11/28/2037	223.8	211.1	219.0	0.11%
BJ’s Tavern LLC and BJ’s Cabana Bar Inc	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/30/2040	212.5	210.9	205.9	0.10%
Pioneer Windows Manufacturing Corp, Pioneer Windows	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	11/21/2022	275.0	209.8	207.4	0.10%
Evans and Paul LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	12/30/2024	223.8	208.2	198.7	0.10%

See accompanying notes to these consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2015
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Faith Memorial Chapel LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	2/28/2039	$214.2	$207.9	$206.4	0.10%
Superior Disposal Service, Inc.	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	12/26/2023	240.5	204.4	200.8	0.10%
952 Boston Post Road Realty, LLC and HNA LLC dba Styles International	Personal and Laundry Services	Term Loan	Prime plus 2.75%	2/28/2039	211.0	204.3	203.2	0.10%
1 North Restaurant Corp dba 1 North Steakhouse	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	10/31/2038	212.5	204.3	207.8	0.10%
Brandywine Picnic Park, Inc. and B.Ross Capps & Linda Capps	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/30/2031	231.5	204.2	210.9	0.10%
Elan Realty, LLC and Albert Basse Asociates, Inc.	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	9/30/2035	228.2	203.7	212.6	0.10%
Modern Manhattan LLC	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	11/25/2024	220.0	203.3	171.5	0.08%
AMG Holding, LLC and Stetson Automotive, Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/30/2039	208.0	202.7	208.6	0.10%
JEJE Realty LLC and La Familia Inc	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/10/2039	205.8	202.1	193.6	0.09%
Gill Express Inc. dba American Eagle Truck Wash	Repair and Maintenance	Term Loan	Prime plus 2.75%	1/5/2027	286.9	200.4	206.1	0.10%
Block and Grinder LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/30/2025	200.0	200.0	196.6	0.10%
Water Works Laundromat, L.L.C.	Personal and Laundry Services	Term Loan	Prime plus 2.25%	9/7/2027	267.3	194.8	195.3	0.10%
Robert E. Caves, Sr. and American Plank dba Caves Enterprises	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	9/30/2021	302.5	194.7	197.2	0.10%
Spire Investment Partners, LLC	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	9/28/2022	258.8	192.7	186.7	0.09%
Douglas Printy Motorsports, Inc. dba Blackburn Trike	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	3/9/2040	191.8	189.5	180.5	0.09%
8 Minute Oil Change of Springfield Corporation and John Nino	Repair and Maintenance	Term Loan	Prime plus 2.75%	12/12/2038	196.8	188.0	191.7	0.09%
Sapienzo Properties LLC (EPC) CNS Self-Storage Inc (OC)	Real Estate	Term Loan	Prime plus 2.75%	3/27/2039	193.8	187.0	192.4	0.09%
Greenbrier Technical Services, Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	10/24/2023	240.1	183.0	183.2	0.09%
Brothers International Desserts	Food Manufacturing	Term Loan	Prime plus 2.75%	4/26/2023	230.0	182.7	181.4	0.09%
Majestic Contracting Services, Inc. dba Majestic Electric and Majestic Plumbing	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	7/26/2038	190.0	181.6	180.6	0.09%
Danjam Enterprises, LLC dba Ariel Dental Care	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	3/31/2035	204.0	180.7	188.4	0.09%
(EPC) Absolute Desire LLC and Mark H. Szierer (OC) Sophisticated Smile	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/5/2038	188.3	180.0	183.6	0.09%
(EPC) Willowbrook Properties LLC (OC) Grove Gardens Landscaping Inc.	Administrative and Support Services	Term Loan	Prime plus 2.75%	6/5/2038	186.3	177.8	183.5	0.09%
Trip Consultants U.S.A. Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/18/2025	175.0	175.0	147.4	0.07%
Richmond Hill Mini Market, LLC	Food and Beverage Stores	Term Loan	Prime plus 2.75%	11/27/2037	185.3	174.7	180.2	0.09%

See accompanying notes to these consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2015
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Beale Street Blues Company-West Palm Beach, LLC dba Lafayette Music Hall	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	12/22/2024	$187.5	$174.5	$153.2	0.08%
KK International Trading Corporation	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	12/23/2028	190.0	174.0	172.1	0.08%
Bryan Bantry Inc.	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	9/8/2021	400.0	174.0	173.0	0.08%
Forno Italiano Di Nonna Randazzo, LLC dba Nonna Randazzo’s Bakery	Food and Beverage Stores	Term Loan	Prime plus 2.75%	9/26/2037	183.8	173.9	178.5	0.09%
Pioneer Window Holdings, Inc and Subsidiaries dba Pioneer Windows	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	12/20/2022	225.0	173.3	171.3	0.08%
Douglas Posey and Sally Watkinson dba Audrey’s Farmhouse	Accommodation	Term Loan	Prime plus 2.75%	5/20/2040	174.1	172.6	170.5	0.08%
Sound Manufacturing Inc	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	10/10/2024	187.5	172.3	150.6	0.07%
Neyra Industries, Inc. and Edward Neyra	Nonmetallic Mineral Product Manufacturing	Term Loan	Prime plus 2.75%	3/27/2023	217.5	171.2	173.2	0.08%
Chickamauga Properties, Inc., MSW Enterprises, LLP	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/22/2035	189.5	171.1	178.5	0.09%
R2 Tape Inc dba Presto Tape	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	6/29/2025	176.3	170.8	160.6	0.08%
Fran-Car Corporation dba Horizon Landscape Management	Administrative and Support Services	Term Loan	Prime plus 2.75%	3/3/2028	407.8	170.5	175.8	0.09%
BND Sebastian Limited Liability Company and Sebastian Fitness	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/16/2040	172.5	170.5	168.2	0.08%
Silva Realty Holdings, LLC and MF-Silva Enterprises, Inc.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/11/2040	171.6	170.0	161.1	0.08%
R & J Petroleum LLC (EPC) Manar USA, Inc. (OC)	Gasoline Stations	Term Loan	Prime plus 2.75%	11/20/2037	180.0	169.5	175.4	0.09%
15 Frederick Place LLC & Pioneer Windows Holdings Inc & Subs	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	12/16/2021	250.0	168.6	169.3	0.08%
South Park Properties LLC and Midlothian Hardware LLC dba Grill	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	5/6/2040	170.5	167.9	170.0	0.08%
Spectrum Radio Fairmont, LLC	Broadcasting (except Internet)	Term Loan	Prime plus 2.75%	8/30/2023	187.5	164.3	164.3	0.08%
Wilshire Media Systems Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	4/17/2024	186.3	163.4	151.7	0.07%
Pine Belt Wood Products LLC	Forestry and Logging	Term Loan	Prime plus 2.75%	9/22/2040	163.8	163.3	147.9	0.07%
Wise Forklift Inc	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	10/1/2020	296.9	162.9	164.7	0.08%
Labmates LLC	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	12/18/2040	162.5	162.5	165.6	0.08%
Gator Communications Group LLC dba Harvard Printing Group	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	4/25/2022	228.8	162.1	162.5	0.08%
B & W Towing, LLC and Boychucks Fuel LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	12/17/2039	164.5	161.8	153.1	0.08%
Hae M. and Jin S. Park dba Buford Car Wash	Repair and Maintenance	Term Loan	Prime plus 2.75%	5/15/2039	166.5	161.2	160.0	0.08%
M & H Pinestraw, Inc. and Harris L. Maloy	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	12/15/2021	238.3	161.2	161.6	0.08%
185 Summerfield Inc and Valcon Contracting Corp	Construction of Buildings	Term Loan	Prime plus 2.75%	10/24/2039	162.3	159.1	157.6	0.08%

See accompanying notes to these consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2015
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
MMS Realty, LLC and Molecular MS Diagnostics LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/18/2040	$160.7	$158.8	$151.3	0.07%
Carolina Flicks Inc dba The Howell Theater	Motion Picture and Sound Recording Industries	Term Loan	Prime plus 2.75%	12/23/2032	163.3	158.5	149.5	0.07%
Spire Investment Partners, LLC	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	6/22/2021	250.0	157.4	157.8	0.08%
North Columbia LLC and Loop Liquor and Convenience Store LLC	Food and Beverage Stores	Term Loan	Prime plus 2.75%	9/24/2039	159.3	155.9	153.6	0.08%
Ramard Inc and Advanced Health Sciences Inc	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	8/28/2023	187.5	154.3	140.5	0.07%
South Florida Air Conditioning and Refrigeration Corp.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	3/27/2040	155.5	153.7	153.3	0.08%
Golden Transaction Corporation dba Bleh Sunoco	Gasoline Stations	Term Loan	Prime plus 2.75%	10/30/2039	156.7	153.6	152.9	0.07%
Avayaan2 LLC dba Island Cove	Gasoline Stations	Term Loan	Prime plus 2.75%	3/7/2039	157.5	152.7	154.1	0.08%
RDT Enterprises LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	9/15/2027	162.8	152.7	147.6	0.07%
J3K LLC dba Ronan True Value Hardware	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	9/23/2025	152.5	150.6	126.8	0.06%
RXSB, Inc dba Medicine Shoppe	Health and Personal Care Stores	Term Loan	Prime plus 2.75%	5/30/2023	186.3	149.8	145.3	0.07%
FirstVitals Health and Wellness Inc	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	9/15/2025	150.0	148.1	124.7	0.06%
Barber Investments LLC and Fieldstone Quickstop LLC and Maine Dollar Deals	Gasoline Stations	Term Loan	Prime plus 2.75%	8/15/2039	150.0	147.2	131.7	0.06%
Honeyspot Investors LLP and Pace Motor Lines Inc	Truck Transportation	Term Loan	Prime plus 2.75%	7/24/2039	150.0	146.4	147.7	0.07%
Alejandro Rico dba Rico Motors and Golden West Motel and Alrima Co Inc	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	11/25/2040	146.3	146.3	148.5	0.07%
Teamnewman Enterprises LLC dba Newmans at 988 and John H. Newman	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/25/2039	148.8	146.1	139.8	0.07%
Dantanna’s Tavern LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/30/2024	164.3	144.8	136.4	0.07%
Cool Air Solutions, Inc. dba Graham Heating & Air Conditioning	Specialty Trade Contractors	Term Loan	Prime plus 2%	12/27/2018	411.5	144.8	144.3	0.07%
GDP Gourmet LLC dba Joe and John’s Pizza Restaurant	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/19/2040	145.0	144.4	140.6	0.07%
Vernon & Stephanie Scott and Little Stars Day Care Center, Inc.	Educational Services	Term Loan	Prime plus 2.75%	4/18/2038	151.0	143.6	149.3	0.07%
J. Kinderman & Sons Inc., dba BriteStar Inc.	Electrical Equipment, Appliance, and Component Manufacturing	Term Loan	Prime plus 2.75%	3/20/2023	181.3	142.7	144.3	0.07%
Barub Realty LLC and Barub LLC dba Woodlawn Cabinets	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	9/30/2040	143.0	142.6	144.3	0.07%
Alpha Preparatory Academy LLC	Social Assistance	Term Loan	Prime plus 2.75%	8/15/2039	145.2	142.5	144.7	0.07%
Ryan Crick and Pamela J. Crick and Crick Enterprises Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	9/17/2039	145.5	142.4	144.6	0.07%

See accompanying notes to these consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2015
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Peter Thomas Roth Labs LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	9/26/2018	$425.0	$142.3	$143.4	0.07%
Knowledge First Inc dba Magic Years of Learning and Kimberly Knox	Social Assistance	Term Loan	Prime plus 2.75%	3/21/2039	145.0	140.8	139.9	0.07%
USI Properties LLC dba U Store It	Real Estate	Term Loan	Prime plus 2.75%	5/23/2039	144.6	140.7	144.0	0.07%
Wired LLC and Moulison North Corporation	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	7/3/2024	150.1	140.1	126.0	0.06%
Gardner’s Wharf Holdings LLC and Gardner’s Wharf Seafood Inc	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	9/8/2040	140.0	139.6	142.2	0.07%
Stormrider Inc dba Shirley’s Stormrider, Inc	Truck Transportation	Term Loan	Prime plus 2.75%	11/25/2024	150.0	138.6	115.1	0.06%
Big Apple Entertainment Partners, LLC d/b/a Ripley’s Believe It or Not	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	10/26/2022	180.0	138.4	134.2	0.07%
ATC Fitness LLC dba Around the Clock Fitness	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/28/2022	180.0	137.8	137.4	0.07%
Choe Trade Group Inc dba Rapid Printers of Monterey	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	2/28/2024	159.3	137.6	137.4	0.07%
Matchless Transportation LLC dba First Class Limo	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	8/3/2022	185.0	137.0	135.7	0.07%
96 Mill Street LLC, Central Pizza LLC and Jason Bikakis George Bikaki	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/12/2039	141.3	137.0	140.9	0.07%
3000 CSI Property LLC and Consulting Solutions Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/20/2040	137.5	136.9	137.1	0.07%
Kemmer LLC and Apples Tree Top Liquors LLC	Food and Beverage Stores	Term Loan	Prime plus 2.75%	12/4/2039	138.4	136.1	126.9	0.06%
Spectrumit, Inc, (OC) dba LANformation	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	5/31/2030	154.9	135.8	139.4	0.07%
Grafio Inc dba Omega Learning Center-Acworth	Educational Services	Term Loan	Prime plus 2.75%	9/13/2023	156.3	135.0	126.3	0.06%
CEM Autobody LLC dba Dawn’s Autobody	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/26/2040	135.5	134.5	128.6	0.06%
C& D Medical of Naples, Inc and Forever & Always of Naples, Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	7/24/2040	135.0	134.2	124.0	0.06%
Al-Mustafa Enterprise, Inc. and Al-Mustafa Enterprise Inc	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	9/18/2040	134.0	133.9	131.3	0.06%
DKB Transport Corp	Truck Transportation	Term Loan	Prime plus 2.75%	12/5/2038	138.8	133.9	137.6	0.07%
West Cobb Enterprises, Inc and Advanced Eye Associates, L.L.C.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	11/12/2035	148.7	133.4	138.8	0.07%
JPM Investments LLC and Carolina Family Foot Care P.A.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/26/2039	136.1	133.1	134.9	0.07%
1899 Tavern & Tap LLC and Ale House Tavern & Tap LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/9/2039	137.5	132.6	134.6	0.07%
Haven Hospitality Group Inc. dba Haven Gastropub	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/20/2025	132.5	132.5	113.7	0.06%
Mid-Land Sheet Metal Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	10/31/2038	137.5	132.4	134.1	0.07%
City Sign Service, Incorporated	Electrical Equipment, Appliance, and Component Manufacturing	Term Loan	Prime plus 2.75%	11/30/2025	165.8	132.1	134.7	0.07%

See accompanying notes to these consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2015
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Bay State Funeral Services, LLC (EPC) and Riley Funeral Home Inc (OC)	Personal and Laundry Services	Term Loan	Prime plus 2.75%	5/21/2039	$134.9	$131.6	$135.4	0.07%
Jade Automotive d/b/a Sears Hometown Store	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	10/6/2035	146.6	131.5	137.3	0.07%
J&M Concessions, Inc. dba A-1 Liquors	Food and Beverage Stores	Term Loan	Prime plus 2.75%	3/3/2039	135.6	131.3	129.2	0.06%
Modern on the Mile, LLC dba Ligne Roset	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	5/25/2021	212.5	131.1	131.5	0.06%
Access Staffing, LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	3/30/2022	187.5	131.1	130.5	0.06%
Grand Blanc Lanes, Inc. and H, H and H, LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/31/2039	133.0	131.0	131.1	0.06%
RDT Enterprises, LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/31/2028	141.2	130.6	132.4	0.06%
Demand Printing Solutions, Inc	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	10/29/2034	147.5	128.7	133.9	0.07%
Green Life Lawnscapes LLC dba Green Life Lawn Care	Administrative and Support Services	Term Loan	Prime plus 2.75%	11/6/2025	127.3	127.3	122.4	0.06%
R2 Tape, Inc. dba Presto Tape and Michael J. and Joyce Speeney	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	10/20/2020	224.4	126.6	127.6	0.06%
Nelson Sargsyan dba HDA Trucking	Support Activities for Transportation	Term Loan	Prime plus 2.75%	6/16/2025	130.5	126.4	105.1	0.05%
PTK, Incorporated dba Night N Day 24 HR Convenience Store	Food and Beverage Stores	Term Loan	Prime plus 2.75%	9/30/2036	137.5	126.0	131.2	0.06%
George S Cochran DDS Inc	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	5/7/2025	130.0	125.1	104.4	0.05%
Music Mountain Water Company, LLC	Beverage and Tobacco Product Manufacturing	Term Loan	Prime plus 2.75%	4/25/2036	138.1	125.1	130.7	0.06%
Sarah Sibadan dba Sibadan Agency	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	1/27/2039	129.4	125.0	127.4	0.06%
Japp Business Inc dba Pick and Eat and Japp Drink Corp.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/30/2025	125.0	125.0	110.6	0.05%
Smokeyard Inc dba Smokeyard BBQ and Chop Shop	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/30/2025	125.0	125.0	107.6	0.05%
Evans & Paul LLC and E&P Holdings I LLC	Nonmetallic Mineral Product Manufacturing	Term Loan	Prime plus 2.75%	12/15/2025	125.0	125.0	110.9	0.05%
Abitino’s JFK LLC dba Abitino’s	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/16/2022	125.0	124.9	110.4	0.05%
The LAX Shop Inc	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	12/22/2025	125.0	125.0	124.9	0.06%
Hascher Gabelstapler Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/26/2024	143.3	124.6	121.0	0.06%
Maxiflex LLC	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	6/28/2023	153.5	124.1	125.6	0.06%
Michael Rey Jr. and Lynn J. Williams (EPC) and GIG Petcare	Personal and Laundry Services	Term Loan	Prime plus 2.75%	10/3/2039	126.9	123.6	122.1	0.06%
Geo Los Angeles LLC dba Geo Film Group	Rental and Leasing Services	Term Loan	Prime plus 2.75%	3/26/2025	130.0	123.5	112.5	0.06%
Naeem Khan LTD	Apparel Manufacturing	Term Loan	Prime plus 2.75%	9/17/2025	125.0	123.5	103.9	0.05%
Naeem Khan LTD	Apparel Manufacturing	Term Loan	Prime plus 2.75%	9/30/2025	125.0	123.5	104.0	0.05%

See accompanying notes to these consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2015
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Lake Area Autosound LLC and Ryan H. Whittington	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	7/28/2039	$125.0	$122.9	$122.9	0.06%
Food & Fuel Company LLC dba Lowery Food Mart	Food and Beverage Stores	Term Loan	Prime plus 2.75%	12/4/2040	122.5	122.5	124.3	0.06%
Lamjam LLC (EPC) Goldsmith Lambros Inc (OC)	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	8/27/2024	133.8	122.2	121.6	0.06%
Trademark Equipment Company Inc and David A. Daniel	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	8/19/2036	133.6	122.1	126.9	0.06%
Supreme Screw Products, Inc. and Misha Migdal	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	4/17/2019	308.2	121.6	122.7	0.06%
Atlas Mountain Construction, LLC	Construction of Buildings	Term Loan	Prime plus 2.75%	5/13/2038	127.3	121.2	126.1	0.06%
Medworxs LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/3/2025	125.0	121.1	101.6	0.05%
LP Industries Inc dba Childforms	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	7/29/2025	125.0	120.9	112.3	0.06%
Bizzare Foods Inc dba Trooper Foods	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	6/12/2025	125.0	120.6	100.3	0.05%
3 F Management LLC and ATC Port Charlotte LLC dba Around The Clock Fit	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	10/17/2024	131.3	120.4	106.2	0.05%
JDR Industries Inc dba CST-The Composites Store, JetCat USA	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	1/21/2024	140.3	120.4	114.1	0.06%
Prospect Kids Academy Inc	Educational Services	Term Loan	Prime plus 2.75%	9/11/2038	124.3	119.2	120.5	0.06%
Copper Beech Financial Group LLC	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	3/30/2025	125.0	118.7	107.2	0.05%
Knits R Us, Inc. dba NYC Sports/Mingle	Textile Mills	Term Loan	Prime plus 2.75%	2/11/2038	125.0	118.4	123.1	0.06%
1258 Hartford TPKE, LLC (EPC) and Phelps and Sons, Inc (OC)	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	3/29/2038	124.6	118.3	120.9	0.06%
Northwind Outdoor Recreation, Inc. dba Red Rock Wilderness Store	Nonstore Retailers	Term Loan	Prime plus 2.75%	4/18/2036	129.5	117.9	123.2	0.06%
DC Real LLC and DC Enterprises LTD dba Lakeview True Value	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	11/20/2039	119.4	117.8	116.3	0.06%
Balthazar Management Virgin Islands LLC dba The Beach Cafe	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/27/2025	123.3	117.1	116.6	0.06%
Profile Performance, Inc. and Eidak Real Estate, L.L.C.	Repair and Maintenance	Term Loan	Prime plus 2.75%	4/20/2036	127.5	115.7	120.8	0.06%
Wilton Dental Care P.C.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	5/29/2024	128.1	115.6	106.3	0.05%
Top Properties LLC and LP Industries, Inc dba Childforms	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	9/30/2038	120.0	115.5	118.8	0.06%
JRA Holdings LLC (EPC) Jasper County Cleaners Inc dba Superior Cleaner	Personal and Laundry Services	Term Loan	Prime plus 2.75%	6/28/2038	121.0	115.5	120.1	0.06%
Qycell Corporation	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	8/19/2021	187.5	114.2	114.2	0.06%
Kemmer, LLC (EPC) and Pitts Package Store, Inc. (OC)	Food and Beverage Stores	Term Loan	Prime plus 2.75%	3/31/2039	117.5	114.1	109.9	0.05%
AS Boyals LLC dba Towne Liquors	Food and Beverage Stores	Term Loan	Prime plus 2.75%	4/29/2039	117.5	114.1	117.4	0.06%
R2 Tape Inc dba Presto Tape	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	8/31/2022	155.0	114.1	115.2	0.06%

See accompanying notes to these consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2015
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Modern Manhattan, LLC	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	9/20/2020	$204.0	$113.3	$113.5	0.06%
5091 LLC and TR/AL LLC d/b/a Cafe Africana	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/31/2037	121.3	113.2	117.8	0.06%
Lemonberry Food Stores Inc dba Lemonberry Frozen Yogurt	Food and Beverage Stores	Term Loan	Prime plus 2.75%	12/29/2025	112.5	112.5	98.4	0.05%
Katie Senior Care LLC dba Home Instead Senior Care	Social Assistance	Term Loan	Prime plus 2.75%	8/15/2024	124.3	112.3	93.2	0.05%
Shelton Incorporated dba Mrs. Winners	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/20/2040	112.5	111.2	112.1	0.05%
Dosus Inc dba Perry’s Pools	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	8/7/2025	112.5	110.9	95.2	0.05%
Qycell Corporation	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	8/26/2024	121.0	109.5	98.8	0.05%
Golden Gate Lodging LLC (OC)	Accommodation	Term Loan	Prime plus 2.75%	3/12/2038	115.0	109.2	112.6	0.06%
Rainbow Dry Cleaners	Personal and Laundry Services	Term Loan	Prime plus 2.75%	6/13/2024	122.5	109.1	102.8	0.05%
S.B.B. Enterprises Inc dba Williamston Hardware	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	11/19/2040	108.8	108.8	100.8	0.05%
Sushiya, Inc.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/8/2025	108.8	108.8	97.2	0.05%
Westville Seafood LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/19/2038	112.3	107.7	107.6	0.05%
Cormac Enterprises and Wyoming Valley Beverage Incorporated	Food and Beverage Stores	Term Loan	Prime plus 2.75%	3/20/2039	110.8	107.6	110.6	0.05%
Excel RP Inc	Machinery Manufacturing	Term Loan	Prime plus 2.75%	8/30/2023	130.3	107.2	105.9	0.05%
Wallace Holdings LLC (EPC) GFA International Inc (OC)	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.5%	11/25/2023	125.0	105.2	96.5	0.05%
Forever & Always of Naples Inc dba Island Animal Hospital	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	7/24/2025	107.5	104.7	94.8	0.05%
Mustafa Inc dba Adiba Grocery	Food and Beverage Stores	Term Loan	Prime plus 2.75%	12/17/2025	103.8	103.8	103.7	0.05%
Pooh’s Corner Realty LLC and Pooh’s Corner Inc	Social Assistance	Term Loan	Prime plus 2.75%	7/23/2040	103.8	103.2	104.0	0.05%
Ridge Road Equestrian LLC dba Ricochet Ridge Ranch Inc	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/23/2040	102.5	102.5	102.3	0.05%
Seagate Group Holdings, Inc. dba Seagate Logistics, Inc.	Support Activities for Transportation	Term Loan	Prime plus 2.75%	1/28/2036	113.4	102.1	106.6	0.05%
WPI, LLC	Transportation Equipment Manufacturing	Term Loan	Prime plus 2.75%	6/29/2024	129.5	101.3	102.2	0.05%
B and A Friction Materials Inc	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	9/9/2025	102.5	101.2	85.2	0.04%
Shorr Enterprises Inc dba New Design Furniture Manufacturers	Furniture and Related Product Manufacturing	Term Loan	Prime plus 2.75%	3/27/2025	106.5	101.2	92.8	0.05%
Island Wide Realty LLC and Long Island Partners, Inc.	Real Estate	Term Loan	Prime plus 2.75%	4/22/2039	103.8	100.9	103.8	0.05%
Nancy & Karl Schmidt (EPC) Moments to Remember USA, LLC	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	2/15/2038	106.3	100.7	103.9	0.05%
Firm Foundations Inc David S Gaitan Jr and Christopher K Daigle	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/3/2038	104.3	100.5	97.9	0.05%
State Painting and Decorating Co Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	11/25/2025	100.0	100.0	84.2	0.04%

See accompanying notes to these consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2015
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Delta Aggregate, LLC	Mining (except Oil and Gas)	Term Loan	Prime plus 2.75%	11/30/2025	$100.0	$100.0	$99.9	0.05%
Custom Exteriors, Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/9/2025	100.0	100.0	87.3	0.04%
Matthew Taylor and Landon Farm LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	5/4/2040	100.0	99.8	88.7	0.04%
DNT Storage and Properties LLC	Real Estate	Term Loan	Prime plus 2.75%	10/10/2039	101.8	99.8	99.4	0.05%
Little People’s Village II LLC (OC) and Iliopoulos Realty LLC (EPC)	Social Assistance	Term Loan	Prime plus 2.75%	3/31/2039	101.5	99.1	97.6	0.05%
Bear Creek Entertainment, LLC dba The Woods at Bear Creek	Accommodation	Term Loan	Prime plus 2.75%	12/30/2024	106.3	99.0	98.6	0.05%
Zinger Hardware and General Merchant Inc	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	6/26/2024	110.5	98.4	94.9	0.05%
Miss Cranston Diner II, LLC and Miss Cranston II Realty LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/17/2039	100.0	98.2	96.0	0.05%
Keller Holdings LLC and David H Keller III and Carie C Keller	Scenic and Sightseeing Transportation	Term Loan	Prime plus 2.75%	9/30/2039	100.0	97.9	98.5	0.05%
Lefont Theaters, Inc.	Motion Picture and Sound Recording Industries	Term Loan	Prime plus 2.75%	5/30/2022	137.0	97.9	98.4	0.05%
G.M. Pop’s, Inc. & S.D. Food, Inc. dba Popeyes Louisiana Kitchen	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/11/2022	127.1	97.6	95.4	0.05%
New Paltz Dental Care, PLLC dba Ariel Dental Care	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/19/2025	100.0	97.5	92.5	0.05%
California College of Communications, Inc.	Educational Services	Term Loan	Prime plus 2.75%	11/2/2020	172.5	97.2	97.3	0.05%
986 Dixwell Avenue Holding Company, LLC (EPC) and Mughali Foods, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/7/2039	99.1	96.4	97.1	0.05%
Anthony C Dinoto and Susan S P Dinoto and Anthony C Dinoto Funeral Home	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/26/2038	100.0	96.0	98.7	0.05%
Custom Software, Inc. a Colorado Corporation dba M-33 Access	Broadcasting (except Internet)	Term Loan	Prime plus 2.75%	4/30/2022	125.0	94.3	95.6	0.05%
J and K Fitness L.L.C. dba Physiques Womens Fitness Center	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	2/28/2041	93.8	93.7	93.2	0.05%
First Steps Real Estate Company, LLC (EPC) and First Steps Preschool	Social Assistance	Term Loan	Prime plus 2.75%	9/30/2038	97.6	93.6	92.5	0.05%
A & A Auto Care, LLC d/b/a A & A Auto Care, LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	8/12/2036	101.0	93.4	97.3	0.05%
GIA Realty LLC and VRAJ GIA LLC dba Lakeview Laundromat	Personal and Laundry Services	Term Loan	Prime plus 2.75%	6/28/2038	97.5	93.0	96.8	0.05%
Key Products I&II, Inc. dba Dunkin’ Donuts/Baskin-Robbins	Food and Beverage Stores	Term Loan	Prime plus 2.75%	3/10/2021	153.0	92.6	93.0	0.05%
Metro Used Cars Inc. dba Metro Auto Center	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	1/14/2027	117.6	92.6	94.9	0.05%
MRM Supermarkets, Inc. dba Constantin’s Breads	Food Manufacturing	Term Loan	Prime plus 2.75%	11/10/2021	137.5	91.9	92.5	0.05%
Union 2 LLC dba The Standard	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/10/2025	91.5	91.5	83.7	0.04%
E.S.F.P. LLC dba Volusia Van and Storage	Truck Transportation	Term Loan	Prime plus 2.75%	11/11/2025	91.3	91.2	78.6	0.04%

See accompanying notes to these consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2015
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
U & A Food and Fuel, Inc. dba Express Gas & Food Mart	Gasoline Stations	Term Loan	Prime plus 2.75%	11/21/2037	$96.3	$90.7	$94.3	0.05%
Sico & Walsh Insurance Agency Inc and The AMS Trust	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	6/6/2039	250.0	90.6	93.3	0.05%
Royal Crest Motors LLC	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	3/16/2040	91.3	90.1	87.5	0.04%
Moochie’s LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/13/2024	100.5	90.0	83.2	0.04%
Video Vault & Tanning LLC and Mosaic Salon LLC	Rental and Leasing Services	Term Loan	Prime plus 2.75%	6/4/2040	90.5	89.9	91.2	0.04%
Little People’s Village II LLC (OC) and Iliopoulos Realty LLC (EPC)	Social Assistance	Term Loan	Prime plus 2.75%	3/31/2039	92.1	89.9	88.5	0.04%
Lisle Lincoln II Limited Partnership dba Lisle Lanes LP	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/30/2024	100.0	89.2	89.2	0.04%
Ronny Ramirez RX Corp dba Naturxheal Family Pharmacy	Health and Personal Care Stores	Term Loan	Prime plus 2.75%	11/20/2025	89.0	89.0	76.4	0.04%
Angkor Restaurant Inc	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/19/2038	93.0	88.9	90.5	0.04%
Music Mountain Water Company, LLC dba Music Mountain Water Co.	Beverage and Tobacco Product Manufacturing	Term Loan	Prime plus 2.75%	12/29/2019	185.4	88.9	89.8	0.04%
Seelan Inc dba Candleridge Market	Gasoline Stations	Term Loan	Prime plus 2.75%	10/27/2039	90.5	88.7	84.8	0.04%
Delta Aggregate LLC	Mining (except Oil and Gas)	Term Loan	Prime plus 2.75%	3/30/2025	90.0	88.2	87.9	0.04%
Advanced Machine & Technology, Inc.	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	7/29/2025	90.3	88.0	80.6	0.04%
The River Beas LLC and Punam Singh	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/8/2039	90.3	87.8	88.3	0.04%
Manuel P. Barrera and Accura Electrical Contractor, Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	3/23/2028	103.7	87.6	88.9	0.04%
Navdeep B Martins and Busy Bubbles LLC dba Wishy Washy	Personal and Laundry Services	Term Loan	Prime plus 2.75%	10/24/2039	89.0	87.4	81.6	0.04%
Greensward of Marco Inc.	Administrative and Support Services	Term Loan	Prime plus 2.75%	9/28/2040	87.5	87.2	84.8	0.04%
Kiddie Steps 4 You Inc.	Social Assistance	Term Loan	Prime plus 2.75%	9/25/2038	89.3	86.7	85.9	0.04%
Tannehill Enterprises Inc dba Hobbytown USA Folsom	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	10/14/2025	87.4	86.5	72.9	0.04%
AM PM Properties, LLC and AM PM Willington, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/17/2040	87.1	86.2	86.1	0.04%
E-Z Box Storage, Inc.	Real Estate	Term Loan	Prime plus 2.75%	5/11/2025	89.3	85.9	85.6	0.04%
Animal Intrusion Prevention Systems Holding Company, LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	3/29/2024	126.5	85.7	87.2	0.04%
Kurtis Sniezek dba Wolfe’s Foreign Auto	Repair and Maintenance	Term Loan	Prime plus 2.75%	12/20/2038	88.9	85.7	88.2	0.04%
Bat Bridge Investments Inc dba Kalologie 360 Spa	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/30/2025	85.5	85.5	72.0	0.04%
Sumad LLC dba BrightStar Care of Encinitas	Administrative and Support Services	Term Loan	Prime plus 2.75%	10/2/2024	92.5	85.4	85.0	0.04%
Doctors Express Management of Central Texas LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	10/8/2024	105.0	85.2	80.8	0.04%

See accompanying notes to these consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2015
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
RDRhonehouse ENT. LLC dba Chill Skinz	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	4/29/2025	$88.9	$85.0	$70.7	0.03%
R & R Security and Investigations Inc dba Pardners Lake Buchanan	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/19/2040	85.4	84.4	85.8	0.04%
Tanner Optical Inc. dba Murphy Eye Care	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/22/2035	94.6	84.0	87.4	0.04%
SKJ Inc dba Subway	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/13/2025	84.8	83.3	71.1	0.03%
J&M Concessions Inc dba A 1 Liquors	Food and Beverage Stores	Term Loan	Prime plus 2.75%	2/27/2025	87.5	81.9	73.0	0.04%
Osceola River Mill, LLC (EPC) Ironman Machine, Inc.(OC)	Machinery Manufacturing	Term Loan	Prime plus 2.75%	2/20/2038	86.3	81.6	84.2	0.04%
Bakhtar Group LLC dba Malmaison	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/28/2023	103.8	81.7	79.2	0.04%
Zephyr Seven Series LLC dba 18/8 Fine Men’s Salon	Personal and Laundry Services	Term Loan	Prime plus 2.75%	8/28/2025	81.3	81.3	70.0	0.03%
209 North 3rd Street, LLC (EPC) Yuster Insurance Group Inc (OC)	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	7/29/2038	83.9	80.2	80.9	0.04%
LAN Doctors Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/28/2025	81.3	79.7	72.0	0.04%
Peanut Butter & Co., Inc.	Food Manufacturing	Term Loan	Prime plus 2.75%	4/30/2023	100.0	79.4	77.3	0.04%
Cares Inc dba Dumpling Grounds Day Care Center	Social Assistance	Term Loan	Prime plus 2.75%	5/1/2040	81.9	78.8	80.1	0.04%
Hofgard & Co., Inc. dba HofgardBenefits	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	7/27/2022	107.3	78.1	78.0	0.04%
Limameno LLC dba Sal’s Italian Ristorante	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/23/2025	83.3	78.0	66.9	0.03%
Dean 1021 LLC dba Pure Pita	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/29/2025	80.0	77.5	65.6	0.03%
Firm Foundations Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	3/13/2025	81.3	77.2	68.3	0.03%
L.M. Jury Enterprises, Inc dba Midwest Monograms	Textile Product Mills	Term Loan	Prime plus 2.75%	10/28/2025	77.0	76.5	65.8	0.03%
39581 Garfield, LLC and Tri County Neurological Associates, P.C.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/30/2036	83.3	76.2	79.1	0.04%
Holloway & CO. P.L.L.C.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	11/16/2025	75.0	75.0	74.9	0.04%
Moments to Remember USA LLC dba Retain Loyalty	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/16/2025	75.0	75.0	68.2	0.03%
M & H Pine Straw, Inc and Harris L. Maloy	Support Activities for Agriculture and Forestry	Term Loan	6%	4/30/2020	183.3	75.0	75.7	0.04%
Elegant Fireplace Mantels, Inc. dba Elegant Fireplace Mantels	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/31/2022	97.5	74.8	72.6	0.04%
BVIP Limousine Service LTD	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	11/27/2038	76.5	73.7	74.7	0.04%
Zog Inc.	Other Information Services	Term Loan	6%	3/17/2018	97.5	73.6	74.1	0.04%
Kelly Auto Care LLC dba Shoreline Quick Lube and Car Wash	Repair and Maintenance	Term Loan	Prime plus 2.75%	10/18/2023	87.5	73.2	68.7	0.03%
Faramarz Nikourazm dba Car Clinic Center	Repair and Maintenance	Term Loan	Prime plus 2.75%	4/3/2040	73.8	72.9	70.4	0.03%
B&P Diners LLC dba Engine House Restaurant	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/10/2024	80.0	72.9	60.5	0.03%

See accompanying notes to these consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2015
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Awesome Pets II Inc dba Mellisa’s Pet Depot	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	2/7/2024	$83.2	$72.7	$68.1	0.03%
Jonathan E Nichols and Nichols Fire and Security LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	6/30/2025	75.0	72.7	68.2	0.03%
Gerami Realty, LC (EPC) Sherrill Universal City Corral, LP	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/23/2027	78.8	72.0	72.3	0.04%
Tri County Heating and Cooling Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	7/19/2023	87.8	71.6	70.8	0.03%
Bliss Coffee and Wine Bar, LLC	Food Services and Drinking Places	Term Loan	6%	3/19/2018	87.5	71.4	71.8	0.04%
SCJEN Management Inc dba Bowl of Heaven	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/30/2025	71.3	71.3	60.0	0.03%
LaHoBa, LLC d/b/a Papa John’s	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/3/2036	77.5	70.4	73.4	0.04%
Triangle Trash LLC dba Bin There Dump That	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	2/18/2025	74.4	70.1	62.8	0.03%
R2 Tape Inc dba Presto Tape	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	4/10/2024	78.8	69.1	69.5	0.03%
Gold Jet Corp dba The UPS Store	Couriers and Messengers	Term Loan	Prime plus 2.75%	8/14/2025	68.3	68.3	61.7	0.03%
Vortex Automotive LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/5/2035	76.6	67.6	70.4	0.03%
Chickamauga Properties, Inc., MSW Enterprises, LLP	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/22/2035	74.3	67.3	70.3	0.03%
New Life Holdings, LLC and Certified Collision Services, Inc.	Repair and Maintenance	Term Loan	Prime plus 2.75%	7/29/2035	76.2	67.3	70.1	0.03%
Kantz LLC and Kantz Auto LLC dba Kantz’s Hometown Auto	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	10/29/2039	68.1	66.9	65.5	0.03%
RM Hawkins LLC dba Pure Water Tech West and Robert M Hawkins	Nonstore Retailers	Term Loan	Prime plus 2.75%	8/26/2023	85.8	66.9	67.1	0.03%
Stormrider Inc dba Shirley’s Stormrider Inc	Truck Transportation	Term Loan	Prime plus 2.75%	9/23/2025	67.5	66.7	56.1	0.03%
I-90 RV & Auto Supercenter	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	6/29/2035	74.9	66.5	69.4	0.03%
Accent Homes Services LLC dba Benjamin Franklin Plumbing of Kansas City	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	9/30/2028	66.5	65.9	63.2	0.03%
Shree Om Lodging, LLC dba Royal Inn	Accommodation	Term Loan	Prime plus 2.75%	5/2/2030	333.3	65.6	67.9	0.03%
NVR Corporation dba Discount Food Mart	Food and Beverage Stores	Term Loan	Prime plus 2.75%	6/11/2039	68.3	65.4	67.3	0.03%
Onofrio’s Fresh Cut Inc	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	3/6/2024	75.0	65.4	64.2	0.03%
Orient Direct, Inc. dba Spracht, Celltek, ODI	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	2/12/2023	84.9	65.4	63.4	0.03%
Kostekos Inc dba New York Style Pizza	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/6/2040	66.3	65.4	63.1	0.03%
MLM Enterprises LLC and Demand Printing Solutions Inc	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	11/18/2024	70.5	65.1	60.3	0.03%
Jenkins-Pavia Corporation dba Victory Lane Quick Oil Change	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/27/2037	69.8	65.0	67.7	0.03%
Danjam Enterprises, LLC dba Ariel Dental Care	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	3/29/2023	93.0	64.8	65.7	0.03%

See accompanying notes to these consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2015
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Beale Street Blues Company-West Palm Beach LLC dba Lafayette’s-West Palm Beach	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	7/24/2025	$66.3	$64.6	$56.5	0.03%
SofRep, Inc dba Force 12 Media	Other Information Services	Term Loan	Prime plus 2.75%	6/26/2025	66.3	64.2	53.4	0.03%
Pauley Tree and Lawn Care Inc	Administrative and Support Services	Term Loan	Prime plus 2.75%	7/28/2025	65.8	64.1	57.1	0.03%
Michael A. and Heather R. Welsch dba Art & FrameEtc.	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	3/22/2038	67.5	64.1	66.0	0.03%
Kidrose, LLC dba Kidville Riverdale	Educational Services	Term Loan	Prime plus 2.75%	4/22/2023	78.8	63.3	62.3	0.03%
Yousef Khatib dba Y&M Enterprises	Wholesale Electronic Markets and Agents and Brokers	Term Loan	Prime plus 2.75%	11/15/2023	75.0	63.2	58.7	0.03%
Free Ion Advisors LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	7/21/2025	64.3	62.7	52.8	0.03%
Truth Technologies Inc dba Truth Technologies Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/21/2023	79.5	62.6	61.1	0.03%
Guard Dogs MFS LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	5/8/2025	65.0	62.6	52.5	0.03%
Joseph Nich and Tina M. Nich dba Vic’s Greenhouses	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	11/4/2025	62.5	62.5	62.4	0.03%
Sourceco Limited Liability Company	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	12/17/2025	62.5	62.5	54.5	0.03%
Optima Health Care Inc	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/23/2025	62.5	62.5	62.4	0.03%
Pace Motor Lines, Inc.	Truck Transportation	Term Loan	Prime plus 2.75%	2/26/2025	66.2	62.5	62.0	0.03%
God is Good LLC dba BurgerFi	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/27/2025	67.3	62.4	56.0	0.03%
Kup’s Auto Spa, Inc.	Repair and Maintenance	Term Loan	Prime plus 2.75%	10/23/2025	62.5	62.1	60.2	0.03%
Rutledge Enterprises Inc dba BLC Property Management	Administrative and Support Services	Term Loan	Prime plus 2.75%	9/23/2040	62.5	61.8	60.6	0.03%
Almost Home Daycare LLC	Social Assistance	Term Loan	Prime plus 2.75%	9/11/2025	62.5	61.7	60.1	0.03%
O’Rourkes Diner LLC dba O’Rourke’s Diner	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/19/2037	65.5	61.5	62.9	0.03%
Kiddie Steps 4 You Inc.	Social Assistance	Term Loan	Prime plus 2.75%	2/19/2040	61.8	61.1	57.8	0.03%
DTM Parts Supply Inc.	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	6/2/2025	62.8	60.8	50.6	0.02%
Polpo Realty, LLC (EPC) Polpo Restaurant, LLC (OC)	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/6/2038	62.5	60.5	62.2	0.03%
ViAr Visual Communications, Inc. dba Fastsigns 281701	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	6/5/2025	62.0	60.1	51.2	0.03%
Baystate Firearms and Training, LLC	Educational Services	Term Loan	Prime plus 2.75%	2/27/2025	63.4	59.7	50.1	0.02%
Inverted Healthcare Staffing of Florida LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/18/2025	61.3	59.3	49.3	0.02%
Smith Spinal Care Center P.C. and James C. Smith	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	10/8/2039	60.0	58.8	57.5	0.03%
Home Again Restaurant LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/30/2040	59.0	58.8	58.1	0.03%

See accompanying notes to these consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2015
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
ALF, LLC (EPC) Mulit-Service Eagle Tires (OC)	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	5/31/2037	$62.9	$58.6	$61.0	0.03%
Emerald Ironworks Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/27/2023	72.0	58.5	57.3	0.03%
Homegrown For Good LLC	Apparel Manufacturing	Term Loan	Prime plus 2.75%	5/8/2025	60.0	57.8	50.5	0.02%
Metano IBC Services, Inc. and Stone Brook Leasing, LLC	Rental and Leasing Services	Term Loan	Prime plus 2.75%	8/17/2017	315.0	57.1	57.4	0.03%
Eco-Green Reprocessing LLC and Denali Medical Concepts, LLC	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	11/27/2023	67.2	56.7	52.5	0.03%
University Park Retreat, LLC dba Massage Heights	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/27/2022	76.0	56.5	57.1	0.03%
Gordon E Rogers dba Stonehouse Motor Inn	Accommodation	Term Loan	Prime plus 2.75%	9/26/2039	57.5	56.3	57.2	0.03%
Eldredge Tavern LLC dba Gonyea’s Tavern	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/8/2040	56.3	55.8	56.8	0.03%
SuzyQue’s LLC dba Suzy Que’s	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/11/2036	61.0	55.3	57.7	0.03%
Long Island Barber + Beauty LLC	Educational Services	Term Loan	Prime plus 2.75%	6/2/2039	55.5	54.1	54.1	0.03%
Global Educational Delivery Services LLC	Educational Services	Term Loan	Prime plus 2.75%	6/16/2024	60.0	54.0	54.3	0.03%
Danny V, LLC dba Hugo’s Taproom	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/30/2040	54.0	53.6	49.2	0.02%
D & D’s Divine Beauty School of Esther, LLC	Educational Services	Term Loan	6%	8/1/2031	57.7	53.5	55.5	0.03%
Handy 6391 LLC dba The UPS Store #6391	Administrative and Support Services	Term Loan	Prime plus 2.75%	9/27/2023	62.5	53.4	53.6	0.03%
Road to Sedona Inc dba Thirteen	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/27/2025	56.6	53.4	45.1	0.02%
Joyce Outdoor Advertising NJ LLC and Joyce Outdoor Advertising LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/26/2040	54.0	53.4	53.3	0.03%
Modern Leather Goods Repair Shop Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	9/17/2024	58.8	53.1	44.1	0.02%
Jonesboro Health Food Center LLC	Health and Personal Care Stores	Term Loan	Prime plus 2.75%	5/27/2024	60.0	52.9	48.6	0.02%
B.S. Ventures LLC dba Dink’s Market	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	12/19/2039	53.8	52.9	53.5	0.03%
God Be Glorified Inc dba GBG Inc	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	8/20/2025	53.0	52.0	43.8	0.02%
Real Help LLC dba Real Help Decorative Concrete	Administrative and Support Services	Term Loan	Prime plus 2.75%	6/22/2025	53.1	51.5	49.6	0.02%
Akshar Group, LLC	Accommodation	Term Loan	6%	11/5/2028	321.3	51.3	53.0	0.03%
KMC RE, LLC & B&B Kennels	Personal and Laundry Services	Term Loan	Prime plus 2.75%	11/19/2034	58.3	51.0	53.1	0.03%
The Red Pill Management, Inc. dba UFC Gym Matthews	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	11/26/2024	54.3	50.9	44.6	0.02%
Gregory P Jellenek OD and Associates PC dba Gregory P Jellenek OD	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	5/28/2023	63.5	50.9	50.4	0.02%
Success Express, Inc. dba Success Express	Couriers and Messengers	Term Loan	Prime plus 2.75%	9/29/2020	91.8	50.6	50.6	0.02%
D&G Capital LLC dba Miami Grill 277	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/16/2025	83.8	50.5	49.7	0.02%

See accompanying notes to these consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2015
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Martin L Hopp, MD PHD A Medical Corp (OC) dba Tower ENT	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/21/2022	$66.3	$50.5	$49.7	0.02%
Atlas Auto Body Inc dba Atlas Auto Sales	Repair and Maintenance	Term Loan	Prime plus 2.75%	8/22/2039	51.6	50.4	48.3	0.02%
Veliu LLC dba FASTSIGNS #15901	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	9/10/2025	50.0	50.0	43.2	0.02%
K’s Salon, LLC d/b/a K’s Salon	Personal and Laundry Services	Term Loan	Prime plus 2.75%	12/20/2021	73.6	49.8	49.5	0.02%
Jacksonville Beauty Institute Inc. dba Beauty Institute’s	Educational Services	Term Loan	Prime plus 2.75%	10/23/2025	50.0	49.7	41.9	0.02%
Sound Manufacturing Inc	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	9/12/2028	54.8	49.6	48.1	0.02%
Sound Manufacturing Inc	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	9/21/2025	50.0	49.5	43.9	0.02%
South Towne Dental Center, P.C.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/25/2025	50.0	49.4	49.3	0.02%
Finish Strong Inc dba FASTSIGNS St Peters	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	9/23/2025	50.0	49.4	41.6	0.02%
AGV Enterprises LLC dba Jet’s Pizza #42	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/31/2024	54.8	49.2	42.0	0.02%
Southeast Chicago Soccer, Inc.	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/26/2038	51.3	49.1	50.5	0.02%
Trading Group 3 Inc	Nonstore Retailers	Term Loan	Prime plus 2.75%	8/28/2025	50.0	49.1	41.3	0.02%
Java Warung, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/19/2038	51.0	48.4	50.0	0.02%
DRV Enterprise, Inc. dba Cici’s Pizza # 339	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/26/2022	65.0	48.2	48.8	0.02%
Ryan D. Thornton and Thornton & Associates LLC	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	5/24/2023	68.8	47.5	46.1	0.02%
Highway Striping Inc	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	6/30/2024	53.1	47.3	44.4	0.02%
Feel The World Inc dba Xero Shoes and Invisible Shoes	Leather and Allied Product Manufacturing	Term Loan	Prime plus 2.75%	9/5/2024	51.9	47.3	40.4	0.02%
CJR LLC (EPC) and PowerWash Plus, Inc. (OC)	Repair and Maintenance	Term Loan	Prime plus 2.75%	5/30/2024	53.0	46.9	45.8	0.02%
Alexandra Afentoulides dba Vi’s Pizza Restaurant	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/11/2040	46.3	46.3	47.1	0.02%
Screenmobile Management Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	8/14/2025	47.0	46.1	39.2	0.02%
Will Zac Management LLC dba Papa John’s	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/19/2024	48.8	46.1	45.9	0.02%
Any Garment Cleaner-East Brunswick, Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	12/18/2023	53.8	45.7	44.8	0.02%
CBA D&A Pope, LLC dba Christian Brothers Automotive	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/14/2018	144.9	45.6	45.9	0.02%
Chickamauga Properties, Inc. and MSW Enterprises, LLP	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	10/19/2022	59.8	45.0	45.5	0.02%
LABH, Inc. t/a Ramada Ltd.	Accommodation	Term Loan	Prime plus 2.25%	9/27/2024	555.0	44.9	45.0	0.02%
B for Brunette	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/10/2023	53.4	44.9	41.1	0.02%
Delta Partners, LLC dba Delta Carwash	Repair and Maintenance	Term Loan	Prime plus 2.5%	4/5/2029	280.9	44.8	45.7	0.02%
Rudy & Louise Chavez dba Clyde’s Auto and Furniture Upholstery	Repair and Maintenance	Term Loan	Prime plus 2.75%	9/2/2035	50.1	44.7	46.6	0.02%

See accompanying notes to these consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2015
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Stellar Environmental LLC	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	3/18/2023	$56.3	$44.3	$44.5	0.02%
Alyssa Corp dba Knights Inn	Accommodation	Term Loan	Prime plus 2.25%	9/30/2023	350.0	44.2	44.3	0.02%
Jatcoia, LLC dba Plato’s Closet	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	8/15/2023	65.0	44.2	44.3	0.02%
MM and M Management Inc dba Pizza Artista	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/19/2025	46.3	44.0	37.4	0.02%
Morning Star Trucking LLC and Morning Star Equipment and Leasing LLC	Truck Transportation	Term Loan	Prime plus 2.75%	7/17/2023	53.8	43.8	39.9	0.02%
Sound Coaching Inc	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	4/14/2025	44.4	42.5	35.3	0.02%
Jaymie Hazard dba Indigo Hair Studio and Day Spa	Personal and Laundry Services	Term Loan	Prime plus 2.75%	3/20/2040	42.9	42.4	40.7	0.02%
Thomas P. Scoville dba Scoville Plumbing & Heating, Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	11/16/2021	62.5	41.6	42.2	0.02%
Stephen Frank, Patricia Frank and Suds Express LLC dba Frank Chiropra	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	2/25/2023	63.0	41.0	41.7	0.02%
Lavertue Properties LLP dba Lavertue Properties	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	6/29/2036	44.8	40.9	42.8	0.02%
Equity National Capital LLC & Chadbourne Road Capital, LLC	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	9/26/2021	62.5	40.8	40.8	0.02%
Excel RP, Inc./Kevin and Joann Foley	Machinery Manufacturing	Term Loan	Prime plus 2.75%	7/8/2028	50.0	40.1	41.2	0.02%
Peanut Butter & Co., Inc. d/b/a Peanut Butter & Co.	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	6/3/2021	65.5	39.8	40.0	0.02%
Financial Network Recovery	Administrative and Support Services	Term Loan	Prime plus 2.75%	10/26/2025	40.0	39.3	33.1	0.02%
Jojan, Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.25%	12/18/2031	204.8	39.2	39.4	0.02%
All American Printing	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	10/26/2032	69.8	39.0	40.6	0.02%
Play and Stay LLC dba Zoom Room Tinton Falls	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/18/2024	42.1	38.8	32.2	0.02%
K9 Bytes, Inc & Epazz, Inc dba K9 Bytes, Inc	Publishing Industries (except Internet)	Term Loan	Prime plus 2.75%	10/26/2021	58.8	38.8	38.7	0.02%
Legacy Estate Planning Inc dba American Casket Enterprises	Personal and Laundry Services	Term Loan	Prime plus 2.75%	11/21/2024	42.0	38.8	32.2	0.02%
Valiev Ballet Academy, Inc	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	8/12/2036	91.5	38.8	40.4	0.02%
Kids in Motion of Springfield LLC dba The Little Gym of Springfield IL	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	11/18/2023	45.0	38.7	35.8	0.02%
Serious-Fun in Alpharetta, LLC dba The Little Gym of Alpharetta	Educational Services	Term Loan	Prime plus 2.75%	9/20/2023	46.3	38.6	35.9	0.02%
Scoville Plumbing & Heating Inc and Thomas P. Scoville	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	7/25/2022	50.0	38.3	38.7	0.02%

See accompanying notes to these consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2015
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Alma J. and William R. Walton (EPC) and Almas Child Day Care Center	Social Assistance	Term Loan	Prime plus 2.75%	9/11/2038	$39.5	$37.9	$39.0	0.02%
Lahoba, LLC dba Papa John’s Pizza	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/30/2034	42.5	37.3	39.0	0.02%
Orange County Cleaning Inc	Administrative and Support Services	Term Loan	Prime plus 2.75%	8/27/2024	41.3	37.3	31.0	0.02%
Lodin Medical Imaging, LLC dba Watson Imaging Center	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/1/2020	66.4	37.3	37.7	0.02%
Janice B. McShan and The Metropolitan Day School, LLC	Social Assistance	Term Loan	Prime plus 2.75%	10/31/2023	42.8	36.9	36.8	0.02%
Aiello’s Pizzeria LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/18/2024	42.8	36.5	34.2	0.02%
M & H Pine Straw, Inc. and Harris Maloy	Support Activities for Agriculture and Forestry	Term Loan	Prime plus 2.75%	7/10/2020	67.5	36.2	36.5	0.02%
ENI Inc. dba ENI Group, Inc	Other Information Services	Term Loan	Prime plus 2.75%	12/11/2025	36.0	36.0	31.8	0.02%
Capital Scrap Metal LLC	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	12/18/2025	36.0	36.0	30.7	0.02%
KIND-ER-ZZ Inc dba Kidville	Educational Services	Term Loan	Prime plus 2.75%	6/15/2022	50.0	35.7	35.6	0.02%
Gulfport Academy Child Care and Learning Center, Inc. and Jennifer Sis	Social Assistance	Term Loan	Prime plus 2.75%	8/30/2023	43.3	35.6	35.1	0.02%
Babie Bunnie Enterprises Inc dba Triangle Mothercare	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/28/2027	46.3	35.4	34.7	0.02%
Dave Kris, and MDK Ram Corp.	Food and Beverage Stores	Term Loan	Prime plus 2.75%	2/5/2026	221.0	35.0	35.9	0.02%
Actknowledge, Inc dba Actknowledge	Personal and Laundry Services	Term Loan	Prime plus 2.75%	3/21/2021	57.3	34.7	35.1	0.02%
401 JJS, Corp and G. Randazzo’s Trattoria Corporation	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/1/2040	52.8	34.3	35.0	0.02%
Andrene’s LLC dba Andrene’s Caribbean Soul Food Carry Out	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/23/2024	37.8	34.3	28.6	0.01%
CPN Motel, L.L.C. dba American Motor Lodge	Accommodation	Term Loan	Prime plus 2.25%	4/30/2024	379.0	34.0	34.1	0.02%
Smooth Grounds, Inc.	Food Services and Drinking Places	Term Loan	7.75%	10/11/2016	64.5	33.9	34.1	0.02%
Naseeb Corporation	Accommodation	Term Loan	Prime plus 2.25%	3/31/2024	402.5	33.1	33.1	0.02%
Harbor Ventilation Inc and Estes Investment, LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	7/19/2038	92.1	32.8	33.7	0.02%
Kino Oil of Texas, LLC dba Kino Oil	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	8/27/2020	60.0	32.6	32.9	0.02%
My Jewels, LLC dba The UPS Store #6712	Administrative and Support Services	Term Loan	Prime plus 2.75%	12/7/2025	56.3	32.4	27.3	0.01%
Kinisi, Inc. dba The River North UPS Store	Administrative and Support Services	Term Loan	Prime plus 2.75%	3/18/2024	41.3	32.2	31.2	0.02%
Center-Mark Car Wash, Ltd	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	5/18/2024	221.3	30.7	31.4	0.02%
Robert F. Schuler and Lori A. Schuler dba Bob’s Service Center	Repair and Maintenance	Term Loan	Prime plus 2.75%	11/30/2035	34.0	30.5	31.8	0.02%
Dream Envy, Ltd. d/b/a Massage Envy	Personal and Laundry Services	Term Loan	Prime plus 2.75%	11/9/2018	88.0	30.4	30.7	0.02%

See accompanying notes to these consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2015
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Deesha Corporation, Inc. dba Best Inn & Suites	Accommodation	Term Loan	Prime plus 2.25%	2/14/2025	$250.0	$30.0	$30.1	0.01%
Twietmeyer Dentistry PA	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/30/2017	148.9	29.0	29.2	0.01%
CMA Consulting dba Construction Management Associates	Construction of Buildings	Term Loan	Prime plus 2.75%	12/11/2019	58.5	28.6	28.7	0.01%
North Atlanta RV Rentals LLC	Rental and Leasing Services	Term Loan	Prime plus 2.75%	6/29/2025	144.3	28.2	23.5	0.01%
Little People’s Village, LLC dba Little People’s Village	Social Assistance	Term Loan	Prime plus 2.75%	1/31/2036	31.1	28.0	29.2	0.01%
Maruti, Inc	Accommodation	Term Loan	Prime plus 2.25%	11/25/2024	220.0	27.9	28.0	0.01%
A & A Acquisition, Inc. dba A & A International	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	2/15/2018	100.0	26.8	27.0	0.01%
ActKnowledge, Inc dba ActKnowledge	Personal and Laundry Services	Term Loan	Prime plus 2.75%	6/30/2020	50.0	26.5	26.9	0.01%
Planet Verte, LLC dba Audio Unlimited of Oceanside	Administrative and Support Services	Term Loan	Prime plus 2.75%	11/28/2019	57.0	26.5	26.6	0.01%
Seven Stars Enterprises, Inc. dba Atlanta Bread Company	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/30/2018	86.3	26.4	26.6	0.01%
K & D Family and Associates, Inc. dba Philly Pretzel Factory	Food and Beverage Stores	Term Loan	Prime plus 2.75%	8/5/2018	81.3	26.3	26.5	0.01%
39581 Garfield, LLC and Tricounty Neurological Associates, P.C.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/30/2036	28.5	25.9	26.9	0.01%
Craig R Freehauf d/b/a Lincoln Theatre	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	5/31/2022	47.9	25.3	25.7	0.01%
Shree OM Lodging, LLC dba Royal Inn	Accommodation	Term Loan	Prime plus 2.75%	12/17/2035	27.7	24.9	25.9	0.01%
Lincoln Park Physical Therapy	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	10/20/2020	43.5	24.4	24.7	0.01%
Aldine Funeral Chapel, LLC dba Aldine Funeral Chapel	Personal and Laundry Services	Term Loan	Prime plus 2.75%	3/8/2038	73.8	24.0	24.9	0.01%
Parties By Pat, Inc. and Jose M. Martinez Jr.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/11/2017	93.1	22.8	23.0	0.01%
B & J Manufacturing Corporation and Benson Realty Trust	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2%	3/30/2021	250.0	22.6	22.4	0.01%
Gain Laxmi, Inc. dba Super 8 Motel	Accommodation	Term Loan	Prime plus 2.25%	5/31/2023	202.5	22.5	22.5	0.01%
RDT Enterprises, L.L.C.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	11/12/2025	22.5	22.5	20.9	0.01%
Medeiros Holdings Inc dba Outdoor Lighting Perspectives of the Triad	Electrical Equipment, Appliance, and Component Manufacturing	Term Loan	Prime plus 2.75%	11/25/2025	22.5	22.5	19.0	0.01%
AGR Foodmart Inc dba Nashua Road Mobil	Gasoline Stations	Term Loan	Prime plus 2.75%	12/11/2025	22.5	22.5	21.1	0.01%
DC Enterprises Ltd. dba Lakeview True Value	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	12/14/2025	22.5	22.5	21.2	0.01%
ADMO Inc dba Mid States Equipment	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	10/8/2025	22.5	22.4	19.3	0.01%
Insurance Fire & Water Restorations, LLC	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	10/23/2025	22.5	22.4	21.0	0.01%
New Hampshire Precision Metal Fabricators, Inc.	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	10/23/2025	22.5	22.4	22.3	0.01%

See accompanying notes to these consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2015
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Bisson Transportation Inc dba I & R Associates and Document Secutiry	Truck Transportation	Term Loan	Prime plus 2.75%	10/30/2025	$22.5	$22.4	$20.8	0.01%
Binky’s Vapes LLC	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	9/30/2025	22.5	22.2	18.7	0.01%
Planet Verte, LLC d/b/a Audio Unlimited	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/20/2020	40.0	22.0	22.0	0.01%
575 Columbus Avenue Holding Company, LLC and LA-ZE LLC dba EST EST EST	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/30/2039	22.5	22.0	22.3	0.01%
Smart Artists Inc.	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	7/23/2025	22.5	21.9	18.5	0.01%
Delray Scrap Recycling LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	8/31/2025	22.5	21.8	18.4	0.01%
Square Deal Siding Company, LLC dba Square Deal Siding Company	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/18/2025	22.5	21.8	21.7	0.01%
Evinger PA One, Inc. dba Postal Annex, Falcon	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	6/24/2025	22.5	21.8	19.3	0.01%
E & G Enterprises LLC dba Comfort Keepers	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/26/2025	22.5	21.8	18.2	0.01%
Members Only Software	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/30/2020	40.3	21.8	21.9	0.01%
RJI Services, Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/23/2025	22.5	21.6	18.0	0.01%
KenBro Enterprises LLC dba Hearing Aids by Zounds-Cherry Hill	Health and Personal Care Stores	Term Loan	Prime plus 2.75%	10/18/2023	25.8	21.5	20.9	0.01%
Giacchino Maritime Consultants Inc	Personal and Laundry Services	Term Loan	Prime plus 2.75%	4/17/2025	22.5	21.5	17.9	0.01%
Ragazza Restaurant Group, Inc. dba Bambolina	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/21/2025	22.5	21.5	18.8	0.01%
Diamond Solutions LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	4/21/2025	22.5	21.5	17.9	0.01%
Gurtej Singh and Ranjit Kaur dba Food Fair Market	Food and Beverage Stores	Term Loan	Prime plus 2.75%	3/18/2025	22.5	21.4	17.8	0.01%
Zero-In Media Inc	Data Processing, Hosting, and Related Services	Term Loan	Prime plus 2.75%	3/25/2025	22.5	21.4	17.8	0.01%
Pen Tex Inc dba The UPS Store	Administrative and Support Services	Term Loan	Prime plus 2.75%	5/20/2025	22.0	21.2	17.6	0.01%
Trading Group 3, Inc.	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	11/26/2024	22.5	20.8	17.3	0.01%
J.R. Wheeler Corporation dba Structurz Exhibits and Graphics	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	10/24/2025	21.0	20.7	20.7	0.01%
Auto Shine Carwash Inc and AKM R. Hossain and Jessica F. Masud	Gasoline Stations	Term Loan	Prime plus 2.75%	9/26/2024	22.5	20.5	17.8	0.01%
Jatcoia 60056, LLC dba Style Encore	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	3/31/2025	22.3	20.4	19.1	0.01%
H.H. Leonards Trust and Potomac Fund LLC and The 2020 O Street Corporation	Accommodation	Term Loan	Prime plus 2.75%	7/23/2020	62.0	20.3	20.5	0.01%
TJU-DGT Inc dba The Lorenz Cafe	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/26/2029	20.6	20.2	20.0	0.01%
L&S Insurance & Financial Services Inc	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	7/25/2024	22.5	20.2	17.1	0.01%

See accompanying notes to these consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2015
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Complete Body & Paint, Inc.	Repair and Maintenance	Term Loan	Prime plus 2.75%	4/23/2039	$20.8	$20.2	$20.7	0.01%
Any Garment Cleaner-East Brunswick, Inc dba Any Garment Cleaner	Personal and Laundry Services	Term Loan	Prime plus 2.75%	11/18/2020	42.5	20.2	20.4	0.01%
Sujata Inc dba Stop N Save Food Mart and Dhruvesh Patel	Food and Beverage Stores	Term Loan	Prime plus 2.75%	6/3/2024	22.5	20.0	18.7	0.01%
Pocono Coated Products, LLC	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	5/30/2024	22.5	19.9	19.5	0.01%
Palmabak Inc dba Mami Nora’s	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/22/2025	21.5	19.7	19.5	0.01%
Diag, LLC dba Kidville	Educational Services	Term Loan	Prime plus 2.75%	6/21/2020	37.5	19.4	19.5	0.01%
One Hour Jewelry Repair Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	10/14/2024	20.6	18.9	15.7	0.01%
MCF Forte LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/29/2025	18.8	18.8	16.0	0.01%
Carolina Beefs, LLC dba Beef O’Brady’s	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/13/2025	19.5	18.6	15.5	0.01%
Icore Enterprises Inc dba Air Flow Filters Inc	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	1/15/2024	21.8	18.6	18.7	0.01%
Caribbean Concepts, Inc. dba Quick Bleach	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	8/12/2023	22.5	18.6	17.3	0.01%
M and C Renovations Inc	Construction of Buildings	Term Loan	Prime plus 2.75%	10/31/2024	20.3	18.6	15.5	0.01%
Tammy’s Bakery, Inc. dba Tammy’s Bakery	Food Manufacturing	Term Loan	Prime plus 2.75%	12/10/2017	71.8	18.5	18.6	0.01%
Min Hui Lin	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/30/2028	134.3	18.5	19.1	0.01%
Major Queens Body & Fender Corp	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/10/2021	28.6	18.2	18.5	0.01%
Shuttle Car Wash, Inc. dba Shuttle Car Wash	Repair and Maintenance	Term Loan	Prime plus 2.25%	11/10/2028	109.8	18.2	18.2	0.01%
Gray Tree Service, Inc.	Administrative and Support Services	Term Loan	Prime plus 2.75%	12/18/2018	50.0	18.2	18.3	0.01%
Hattingh Incorporated dba Prosthetic Care Facility	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/21/2025	18.0	18.0	16.0	0.01%
Hurshell Leon Dutton dba High Jump Party Rentals	Rental and Leasing Services	Term Loan	Prime plus 2.75%	11/30/2025	17.6	17.6	17.1	0.01%
Boilermaker Industries LLC dba PostNet	Administrative and Support Services	Term Loan	Prime plus 2.75%	10/9/2024	18.8	17.5	16.1	0.01%
The Amendments Group LLC dba Brightstar	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/17/2022	22.5	17.2	17.4	0.01%
EGM Food Services Inc dba Gold Star Chili	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/29/2024	19.2	17.0	15.9	0.01%
Hi-Def Imaging, Inc. dba SpeedPro Imaging	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	11/9/2022	22.2	16.8	16.5	0.01%
Tracey Vita-Morris dba Tracey Vita’s School of Dance	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	5/10/2022	22.5	16.1	16.0	0.01%
St Judes Physical Therapy P.C.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	11/19/2022	21.0	15.9	16.1	0.01%
Tri-State Remodeling & Investments, LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/11/2025	15.9	15.9	15.2	0.01%
Panditos LLC dba White Lotus Home	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	12/28/2025	15.9	15.9	13.4	0.01%

See accompanying notes to these consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2015
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Opes Campitor Corporation dba Frux Documents	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	5/20/2025	$16.5	$15.9	$13.5	0.01%
JSIL LLC dba Blackstones Hairdressing	Personal and Laundry Services	Term Loan	Prime plus 2.75%	8/16/2023	19.5	15.8	14.9	0.01%
Nancy Carapelluci & A & M Seasonal Corner Inc.	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	3/1/2025	106.9	15.8	16.2	0.01%
TOL LLC dba Wild Birds Unlimited	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	12/13/2023	18.0	15.8	15.0	0.01%
Vanderhoof LLC dba Soxfords	Apparel Manufacturing	Term Loan	Prime plus 2.75%	9/18/2025	15.9	15.7	13.2	0.01%
Vallmar Studios, LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/21/2025	15.8	15.6	13.1	0.01%
Frozen Treats of Hollywood FL, LLC dba Sub Zero Ice Cream	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/22/2025	15.8	15.6	13.8	0.01%
Chitalian Fratelli LLC dba Francesca Brick Oven Pizza and Pasta	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/5/2025	16.1	15.5	12.9	0.01%
Myclean Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	6/29/2025	15.9	15.4	12.8	0.01%
Kings Laundry, LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	10/30/2017	64.5	15.3	15.4	0.01%
Balthazar Management Virgin Islands, LLC dba The Beach Cafe	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/22/2025	15.8	15.3	15.2	0.01%
Karis, Inc.	Accommodation	Term Loan	Prime plus 2%	12/22/2023	148.8	15.0	14.9	0.01%
Michael S. Decker & Janet Decker dba The Hen House Cafe	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/30/2036	16.4	15.0	15.6	0.01%
Bradley Stinson and Associates Inc	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	11/19/2025	15.0	15.0	12.6	0.01%
Elite Institute LLC dba Huntington Learning Center	Educational Services	Term Loan	Prime plus 2.75%	8/28/2025	15.0	14.9	12.6	0.01%
Zouk, Ltd. dba Palma	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/25/2020	27.5	14.7	14.9	0.01%
Graphish Studio, Inc. and Scott Fishoff	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/14/2022	20.3	14.6	14.6	0.01%
Jay Kevin Gremillion dba Dino Smiles Children’s Cosmetic Dentistry	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/18/2025	73.0	14.6	14.6	0.01%
28 Cornelia Street Properties, LLC and Zouk, Ltd. dba Palma	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	10/25/2021	22.5	14.6	14.8	0.01%
Vision Network Solutions, Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/12/2022	19.5	14.5	14.1	0.01%
PM Cassidy Enterprises, Inc. dba Junk King	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	6/19/2025	14.9	14.4	12.0	0.01%
Orchid Enterprises Inc dba Assisting Hands of Sussex County	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	4/24/2025	15.0	14.3	12.0	0.01%
Windsor Direct Distribution LLC	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	10/26/2025	14.3	14.2	11.9	0.01%
Atlas Mountain Construction LLC	Construction of Buildings	Term Loan	Prime plus 2.75%	1/28/2024	16.5	14.1	14.2	0.01%
Michael S. Korfe dba North Valley Auto Repair	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/24/2036	15.5	14.0	14.6	0.01%
Burks & Sons Development LLC dba Tropical Smoothie Cafe	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/22/2018	49.8	13.9	14.0	0.01%

See accompanying notes to these consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2015
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Laura L. Smith dba Lisa Smith Studio	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	11/3/2024	$15.0	$13.8	$11.4	0.01%
Insurance Problem Solvers LLC	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	5/20/2023	17.1	13.7	13.3	0.01%
Gator Communications Group, LLC dba Harvard Printing Group	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	3/27/2023	17.3	13.7	13.6	0.01%
Duttakrupa, LLC dba Birmingham Motor Court	Accommodation	Term Loan	Prime plus 2.25%	9/8/2023	98.8	13.6	13.6	0.01%
Maynard Enterprises Inc dba Fastsigns of Texarkana	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	9/18/2023	16.1	13.5	12.6	0.01%
Daniel W. Stark dba Mountain Valley Lodge and RV Park	Accommodation	Term Loan	Prime plus 2.75%	9/25/2040	13.5	13.5	13.7	0.01%
Willington Hills Equestrian Center LLC	Animal Production and Aquaculture	Term Loan	Prime plus 2.75%	10/19/2022	85.0	13.2	13.5	0.01%
Atlanta Vascular Research Organization, Inc dba Atlanta Vascular Found	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/6/2020	24.3	13.2	13.4	0.01%
AcuCall LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	11/21/2023	15.8	13.1	12.0	0.01%
Nicor LLC dba Fibrenew Sacramento	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/5/2022	13.8	13.1	10.9	0.01%
John B. Houston Funeral Home, Inc. dba George E. Cushnie Funeral Home	Personal and Laundry Services	Term Loan	Prime plus 2.75%	12/19/2028	78.8	13.0	13.4	0.01%
Clean Brothers Company Inc dba ServPro of North Washington County	Repair and Maintenance	Term Loan	Prime plus 2.75%	11/21/2022	17.0	12.8	12.6	0.01%
1911 East Main Street Holdings, Corp	Repair and Maintenance	Term Loan	Prime plus 2.75%	5/18/2032	15.8	12.8	13.3	0.01%
WeaverVentures, Inc dba The UPS Store	Postal Service	Term Loan	Prime plus 2.75%	7/28/2020	23.8	12.8	12.9	0.01%
Pegasus Automotive, Inc.	Gasoline Stations	Term Loan	Prime plus 2.75%	12/23/2022	112.5	12.4	12.7	0.01%
S.Drake LLC dba Express Employment Professionals of Ann Arbor, Michigan	Administrative and Support Services	Term Loan	Prime plus 2.75%	12/31/2023	18.8	12.3	11.4	0.01%
Blue Ox Trucking Inc.	Truck Transportation	Term Loan	Prime plus 2.75%	12/4/2025	12.3	12.3	12.3	0.01%
Lefont Theaters Inc.	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	12/19/2023	14.4	12.2	11.7	0.01%
McCallister Venture Group, LLC and Maw’s Vittles, Inc.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/30/2029	75.0	12.2	12.6	0.01%
DeRidder Chiropractic LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	11/25/2024	13.2	12.2	11.9	0.01%
AJK Enterprise LLC dba AJK Enterprise LLC	Truck Transportation	Term Loan	Prime plus 2.75%	8/27/2022	16.5	12.2	12.2	0.01%
P. Agrino, Inc. dba Andover Diner	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/18/2021	150.0	12.0	12.2	0.01%
Nelson Financial Services LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	2/24/2025	12.5	11.7	9.8	—%
North Country Transport, LLC	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	2/6/2023	15.0	11.7	11.8	0.01%
Abbondanza Market LLC dba Hampton Falls Village Market	Food and Beverage Stores	Term Loan	Prime plus 2.75%	12/18/2025	73.8	11.7	11.7	0.01%
Indoor Playgrounds Limited Liability Company dba Kidville	Educational Services	Term Loan	Prime plus 2.75%	4/5/2022	19.5	11.5	11.6	0.01%

See accompanying notes to these consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2015
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Loriet LLC	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	3/24/2025	$12.0	$11.4	$9.5	—%
Diamond Memorials Incorporated	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/25/2023	14.3	11.3	10.3	0.01%
DWeb Studio, Inc.	Educational Services	Term Loan	Prime plus 2.75%	11/25/2025	11.3	11.3	9.5	—%
CJ Park Inc. dba Kidville Midtown West	Educational Services	Term Loan	Prime plus 2.75%	6/25/2020	26.4	11.1	11.2	0.01%
Play and Learn Child Care and School Inc	Social Assistance	Term Loan	Prime plus 2.75%	11/23/2025	11.1	11.1	11.1	0.01%
Margab, Inc. dba Smoothie King	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/28/2017	44.0	11.0	11.1	0.01%
Mala Iyer, MD dba Child and Family Wellness Center	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	8/11/2017	50.0	11.0	11.0	0.01%
Learning Skills LLC and Christopher Shrope	Educational Services	Term Loan	Prime plus 2.75%	12/17/2025	10.8	10.8	9.1	—%
Georgia Safe Sidewalks LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	7/27/2022	15.0	10.8	10.7	0.01%
Luigi’s on Main LLC and Luigi’s Main Street Pizza Inc	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/4/2025	11.3	10.7	10.6	0.01%
Kino Oil of Texas LLC dba Kino Company and B&D Oil	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	8/27/2035	12.0	10.5	10.9	0.01%
Chong Hun Im dba Kim’s Market	Food and Beverage Stores	Term Loan	Prime plus 2.5%	2/27/2024	80.0	10.5	10.6	0.01%
M. Krishna, Inc. dba Super 8 Motel	Accommodation	Term Loan	Prime plus 2%	3/20/2025	250.0	10.3	10.2	0.01%
Demand Printing Solutions, Inc. and MLM Enterprises, LLC d/b/a Demand Printing Solutions	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	5/27/2021	16.5	10.3	10.4	0.01%
K9 Bytes, Inc & Epazz, Inc	Publishing Industries (except Internet)	Term Loan	Prime plus 2.75%	9/30/2020	18.5	10.2	10.2	0.01%
Prestigious LifeCare for Seniors LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/25/2025	9.8	9.7	8.8	—%
Dirk’s Trucking, L.L.C. dba Dirk’s Trucking	Truck Transportation	Term Loan	Prime plus 2.75%	9/17/2020	17.7	9.7	9.7	—%
Taste of Inverness, Inc. dba China Garden	Food Services and Drinking Places	Term Loan	Prime plus 2%	6/29/2025	73.8	9.6	9.5	—%
Jennifer T Campbell	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	7/31/2025	9.8	9.5	8.0	—%
Pedzik’s Pets, LLC	Support Activities for Agriculture and Forestry	Term Loan	Prime plus 2.75%	3/31/2030	53.5	9.4	9.8	—%
Head To Toe Personalized Pampering, Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	1/27/2031	52.0	9.4	9.7	—%
Daniel W and Erin H Gordon and Silver Lining Stables CT, LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	7/24/2023	11.3	9.2	9.2	—%
Capitol Compliance Associates Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	4/30/2025	15.9	9.0	7.5	—%
It’s A Buffalo	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/26/2016	219.8	8.9	9.0	—%
Oz B. Zamir dba Zamir Marble & Granite	Specialty Trade Contractors	Term Loan	Prime plus 2.5%	8/6/2028	54.0	8.7	8.8	—%
Villela CPA PL	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	5/27/2025	9.0	8.7	7.5	—%
MiJoy Inc dba Imo’s Pizza	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/18/2025	8.3	8.1	6.9	—%

See accompanying notes to these consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2015
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Higher Grounds Community Coffeehouse, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/2/2025	$8.3	$8.1	$7.1	—%
Kelly Chon LLC dba Shi-Golf	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	7/29/2021	17.5	8.1	8.2	—%
Joey O’s LLC and Jennifer Olszewski	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	11/7/2024	13.1	8.0	6.7	—%
Aaron Delgado and Associates Inc	Administrative and Support Services	Term Loan	Prime plus 2.75%	7/22/2025	8.2	8.0	6.7	—%
XCESSIVE THROTTLE, INC dba Jake’s Roadhouse	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/29/2025	8.3	7.9	6.6	—%
Randall D. & Patricia D. Casaburi dba Pat’s Pizzazz	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	3/13/2023	68.8	7.9	8.1	—%
The Conibear Corporation and Conibear Trucking, LLC	Truck Transportation	Term Loan	Prime plus 2.75%	12/5/2024	12.0	7.9	7.4	—%
RAB Services, Inc. & Professional Floor Installations	Specialty Trade Contractors	Term Loan	Prime plus 2.5%	1/31/2023	62.5	7.9	7.9	—%
JRJG, Inc. dba BrightStar HealthCare-Naperville/Oak Brook	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	4/23/2020	15.0	7.7	7.7	—%
RDJ Maayaa Inc dba RDJ Distributors	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	6/23/2024	8.7	7.6	7.0	—%
Jung Design Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	1/20/2022	8.4	7.6	6.3	—%
Cares, Inc dba Dumpling Grounds Day Care Center	Social Assistance	Term Loan	Prime plus 2.75%	12/10/2025	7.5	7.5	7.3	—%
Caring Hands Pediatrics, P.C. dba Caring Hands Pediatrics	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	4/9/2020	14.5	7.4	7.5	—%
A-1 Quality Services Corporation	Administrative and Support Services	Term Loan	Prime plus 2.75%	10/29/2023	8.9	7.4	6.7	—%
D&L Rescources, Inc. dba The UPS Store	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	11/27/2022	9.8	7.4	7.2	—%
RJS Service Corporation	Gasoline Stations	Term Loan	Prime plus 2.75%	8/20/2021	79.0	7.3	7.4	—%
Stillwell Ave Prep School	Social Assistance	Term Loan	Prime plus 2.75%	1/14/2023	72.0	7.2	7.3	—%
Envy Salon & Spa LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	12/4/2018	20.3	7.2	7.2	—%
Howell Gun Works LLC	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	11/14/2023	8.3	7.1	6.4	—%
ATC Fitness, LLC dba Around the Clock Fitness	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	2/28/2022	10.2	7.1	7.1	—%
Gilbert Chiropractic Clinic, Inc.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/7/2018	22.5	6.9	7.0	—%
RCB Enterprises, Inc.	Administrative and Support Services	Term Loan	Prime plus 2.75%	12/18/2017	21.2	6.6	6.6	—%
ATC Fitness LLC dba Around the Clock Fitness	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	2/28/2019	15.0	6.3	6.3	—%
Five Corners, Ltd.	Gasoline Stations	Term Loan	Prime plus 2.75%	12/11/2019	85.0	6.1	6.2	—%
Tanner Optical, Inc. dba Murphy Eye Care	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	4/27/2022	8.3	5.8	5.9	—%
Food & Beverage Associates Of N.J. Inc	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/11/2021	10.0	5.6	5.7	—%
Track Side Collision & Tire, Inc.	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	6/16/2025	44.8	5.2	5.4	—%

See accompanying notes to these consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2015
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
OrthoQuest, P.C.	Ambulatory Health Care Services	Term Loan	Prime plus 2%	3/12/2022	$56.8	$5.1	$5.1	—%
Demand Printing Solutions, Inc.	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	12/12/2019	10.0	4.7	4.8	—%
Bhailal Patel dba New Falls Motel	Accommodation	Term Loan	Prime plus 2.75%	3/27/2023	100.0	4.6	4.7	—%
Maria C. Sathre and David N. Sathre dba Black Forest Liquor Store	Food and Beverage Stores	Term Loan	Prime plus 2.75%	11/28/2017	18.6	4.5	4.5	—%
Gourmet to You, Inc.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/28/2019	12.1	4.5	4.5	—%
David A. Nusblatt, D.M.D, P.C.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/11/2019	9.0	4.3	4.3	—%
South Dade Restoration Corp. dba Servpro of Kendall/Pinecrest	Administrative and Support Services	Term Loan	Prime plus 2.75%	8/10/2016	61.8	4.0	4.0	—%
ValleyStar, Inc. dba BrightStar Healthcare	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/28/2020	7.5	4.0	4.0	—%
Moonlight Multi Media Production, Inc.	Other Information Services	Term Loan	5.3%	2/1/2025	19.7	3.9	4.0	—%
Patrageous Enterprises, LLC dba Incredibly Edible Delites of Laurel	Food and Beverage Stores	Term Loan	Prime plus 2.75%	12/29/2020	7.6	3.7	3.7	—%
DDLK Investments LLC d/b/a Smoothie King	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/30/2020	7.5	3.6	3.6	—%
Christopher F. Bohon & Pamela D. Bohon	Social Assistance	Term Loan	Prime plus 2.75%	10/28/2026	14.2	3.5	3.6	—%
Enewhere Custom Canvas, LLC	Textile Product Mills	Term Loan	Prime plus 2.75%	2/15/2018	12.0	3.4	3.4	—%
Quality Engraving Services Inc. and Ian M. Schnaitman	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	10/17/2017	15.0	3.3	3.3	—%
ValleyStar, Inc. dba BrightStar HealthCare	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/28/2020	0.6	3.2	3.2	—%
Cocoa Beach Parasail Corp. dba Cocoa Beach Parasail	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	4/26/2020	6.3	3.2	3.2	—%
Kyoshi Enterprises, LLC	Educational Services	Term Loan	Prime plus 2.75%	12/29/2016	22.5	3.1	3.1	—%
Champion Pest Control Systems, Inc.	Administrative and Support Services	Term Loan	6%	1/15/2016	39.0	3.0	—	—%
Grapevine Professional Services, Inc.	Administrative and Support Services	Term Loan	Prime plus 2.75%	1/22/2019	8.2	2.9	2.9	—%
Louis B. Smith dba LAQ Funeral Coach	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	9/15/2017	12.6	2.8	2.8	—%
Spain Street LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/29/2017	63.0	2.8	2.8	—%
Computer Renaissance dba Dante IT Services, Inc.	Electronics and Appliance Stores	Term Loan	Prime plus 3.75%	3/1/2018	100.0	2.7	2.8	—%
Ralph Werner dba Werner Transmissions	Gasoline Stations	Term Loan	Prime plus 2.75%	12/29/2021	26.6	2.7	2.8	—%
Flourishing Fruits, LLC dba Edible Arrangements	Food Manufacturing	Term Loan	Prime plus 2.75%	12/29/2017	21.1	2.7	2.7	—%
Saan M.Saelee dba Saelee’s Delivery Service	Truck Transportation	Term Loan	Prime plus 2.75%	3/12/2018	9.8	2.7	2.7	—%
Daniel S. Fitzpatrick dba Danny’s Mobile Appearance Reconditioning Service	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/29/2018	9.4	2.6	2.7	—%
Flint Batteries, LLC	General Merchandise Stores	Term Loan	Prime plus 2.75%	7/21/2016	46.9	2.4	2.4	—%

See accompanying notes to these consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2015
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Danjam Enterprises, LLC dba Ariel Dental Care	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	3/30/2021	$3.8	$2.3	$2.4	—%
L.C.N. Investments, L.L.C. dba Max Muscle Sports Nutrition	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	5/27/2017	12.8	2.1	2.2	—%
Inflate World Corporation	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/30/2018	7.5	2.0	2.0	—%
Seo’s Paradise Cleaners, Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	1/19/2018	9.8	1.9	2.0	—%
Timothy S. Strange dba Strange’s Mobile Apperance Reconditioning Service	Repair and Maintenance	Term Loan	Prime plus 2.75%	12/17/2017	8.4	1.6	1.7	—%
Golden Elevator Co., Inc.	Support Activities for Agriculture and Forestry	Term Loan	Prime plus 2.75%	1/31/2022	50.0	1.6	1.7	—%
Flint Batteries LLC dba Batteries Plus of Flint	General Merchandise Stores	Term Loan	Prime plus 2.75%	8/29/2017	9.0	1.5	1.6	—%
MJ Mortgage & Tax Services, Inc.	Credit Intermediation and Related Activities	Term Loan	Prime plus 2.75%	11/14/2017	6.9	1.5	1.5	—%
CCIPTA, LLC	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	1/17/2017	47.0	1.5	1.5	—%
Nora A. Palma and Julio O Villcas	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/27/2017	56.3	1.4	1.5	—%
Delyannis Iron Works	Fabricated Metal Product Manufacturing	Term Loan	6%	12/8/2022	16.0	1.4	1.5	—%
Zeroln Media LLC	Data Processing, Hosting, and Related Services	Term Loan	Prime plus 2.75%	4/25/2017	7.5	1.4	1.4	—%
Nelson Financial Services, LLC	Scenic and Sightseeing Transportation	Term Loan	Prime plus 2.75%	9/2/2016	57.0	1.3	1.3	—%
Pro Levin Yoga, Incorporated d.b.a. Bikram’s Yoga College of India Sug	Educational Services	Term Loan	Prime plus 2.75%	5/12/2016	16.4	0.9	0.9	—%
No Thirst Software LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	4/26/2017	6.8	0.9	0.9	—%
New Economic Methods LLC dba Rita’s	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/15/2020	24.8	0.9	0.9	—%
Saul A. Ramirez and Norma L. Trujillo	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/31/2017	6.0	0.9	0.9	—%
Eric R. Wise, D.C. dba Jamacha-Chase Chiropractic	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	4/30/2017	15.6	0.6	0.6	—%
Contractors Pumping Service, Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	11/3/2016	9.9	0.4	0.4	—%
Tesserah Tile Design, Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/29/2016	7.1	0.4	0.4	—%
Healthcare Interventions, Inc. dba Brightstar HealthCare	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	3/15/2016	8.3	0.4	0.4	—%
Maynard Enterprises, Inc.	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	3/22/2016	22.5	0.3	0.4	—%
Vincent Allen Fleece dba Living Well Accessories and Water Camel	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	11/1/2016	3.8	0.3	0.3	—%
Spencer Fitness, Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	1/11/2016	6.0	—	—	—%
Chez Rurene Bakery	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/20/2017	150.0	31.6	45.2	0.02%
Total Performing SBA Unguaranteed Investments					$181,518.3	$155,980.4	$152,157.7	74.61%

See accompanying notes to these consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2015
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Non-Performing SBA Unguaranteed Investments(3)
* 214 North Franklin, LLC and Winter Ventures, Inc.	Nonstore Retailers	Term Loan	Prime plus 2.75%	11/29/2037	$146.0	$146.1	$136.9	0.07%
* A + Quality Home Health Care, Inc.	Ambulatory Health Care Services	Term Loan	6%	8/1/2016	1.3	1.3	1.2	—%
* Almeria Marketing 1, Inc.	Personal and Laundry Services	Term Loan	7.75%	10/15/2015	4.7	4.7	0.7	—%
* AUM Estates, LLC and Sculpted Figures Plastic Surgery Inc.	Ambulatory Health Care Services	Term Loan	6%	3/14/2038	305.3	305.7	136.2	0.07%
Auto Sales, Inc.	Motor Vehicle and Parts Dealers	Term Loan	6%	8/17/2023	4.3	4.3	3.8	—%
* AWA Fabrication & Construction, L.L.C.	Fabricated Metal Product Manufacturing	Term Loan	6%	4/30/2025	34.7	34.8	24.5	0.01%
* Baker Sales, Inc. d/b/a Baker Sales, Inc.	Nonstore Retailers	Term Loan	6%	3/29/2036	181.5	182.0	99.9	0.05%
* Barnum Printing & Publishing, Co.	Printing and Related Support Activities	Term Loan	6%	7/29/2015	9.8	9.8	8.2	—%
* BCD Enterprises, LLC dba Progressive Tool and Nutmeg Tool	Fabricated Metal Product Manufacturing	Term Loan	6%	6/22/2026	290.3	290.9	—	—%
* Bwms Management, LLC	Food Services and Drinking Places	Term Loan	6%	7/7/2027	75.2	75.4	23.2	0.01%
* DC Realty, LLC dba FOGO Data Centers	Professional, Scientific, and Technical Services	Term Loan	6%	3/23/2037	697.8	699.5	563.2	0.28%
* DC Realty, LLC dba FOGO Data Centers	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/23/2022	206.1	206.6	182.4	0.09%
* Dill Street Bar and Grill Inc and WO Entertainment, Inc	Food Services and Drinking Places	Term Loan	6%	9/27/2027	104.4	104.6	23.6	0.01%
Dixie Transport, Inc. & Johnny D. Brown & Jimmy Brown & Maudain Brown	Support Activities for Transportation	Term Loan	5.25%	12/28/2035	140.8	141.0	78.1	0.04%
* DocMagnet Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	1/23/2025	16.3	16.3	—	—%
* Dr. Francis E. Anders, DVM	Professional, Scientific, and Technical Services	Term Loan	6%	8/9/2015	1.6	1.6	1.6	—%
* E & I Holdings, LP & PA Farm Products, LLC	Food Manufacturing	Term Loan	6%	4/30/2030	1,234.0	1,237.1	487.3	0.24%
E.W. Ventures, Inc. dba Swift Cleaners & Laundry	Personal and Laundry Services	Term Loan	0%	4/18/2017	91.0	91.2	1.3	—%
* Elite Treats Enterprises, Inc. dba Rochelle Dairy Queen	Food Services and Drinking Places	Term Loan	6%	1/24/2032	131.2	131.5	95.9	0.05%
* Europlast Ltd	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	9/26/2022	327.6	328.5	314.5	0.15%
* Europlast Ltd	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	5/31/2023	155.2	155.6	—	—%
* Event Mecca LLC	Other Information Services	Term Loan	6%	4/10/2023	13.2	13.2	4.8	—%
* EZ Towing, Inc.	Support Activities for Transportation	Term Loan	6%	1/31/2023	123.2	123.5	72.8	0.04%
* Goetzke Chiropractic, Inc.	Ambulatory Health Care Services	Term Loan	6%	10/25/2017	2.9	2.9	2.4	—%
* Gotta Dance Studio, Inc. dba Gotta Dance Studio Academy of Performing	Educational Services	Term Loan	Prime plus 2.75%	11/16/2016	3.6	3.6	0.5	—%
* Grand Manor Realty, Inc. & Kevin LaRoe	Real Estate	Term Loan	6%	2/20/2023	18.9	19.0	18.2	0.01%

See accompanying notes to these consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2015
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
* Groundworks Unlimited LLC	Specialty Trade Contractors	Term Loan	6%	12/17/2023	$89.4	$89.5	$77.9	0.04%
Guzman Group, LLC	Rental and Leasing Services	Term Loan	6%	1/30/2016	196.9	197.4	176.2	0.09%
* Harrelson Materials Management, Inc	Waste Management and Remediation Services	Term Loan	6%	6/24/2021	464.5	465.7	133.7	0.07%
* Hybrid Racing LLC.	Transportation Equipment Manufacturing	Term Loan	Prime plus 2.75%	5/15/2023	100.1	100.3	44.5	0.02%
* Integrity Sports Group, LLC	Performing Arts, Spectator Sports, and Related Industries	Term Loan	6%	3/6/2018	14.7	14.7	12.6	0.01%
Island Nautical Enterprises, Inc. (OC) and Ingwall Holdings, LLC (EPC)	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	8/14/2038	325.2	326.1	282.0	0.14%
* J Olson Enterprises LLC and Olson Trucking Direct, Inc.	Truck Transportation	Term Loan	6%	6/28/2025	658.9	660.5	262.5	0.13%
* Jenny’s Wunderland, Inc.	Social Assistance	Term Loan	6%	6/29/2036	149.7	150.1	73.6	0.04%
* Krishna of Orangeburg, Inc.	Accommodation	Term Loan	6%	2/20/2032	10.3	10.3	—	—%
* Lamson and Goodnow Manufacturing Co and Lamson and Goodnow LLC	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	12/28/2037	28.2	28.2	—	—%
* Las Torres Development LLC dba Houston Event Centers	Real Estate	Term Loan	6%	8/27/2028	51.0	51.0	—	—%
* LJ Parker, LLC	Administrative and Support Services	Term Loan	7%	9/8/2014	8.9	8.9	1.7	—%
* Lucil Chhor dba Baja Fresh #159	Food Services and Drinking Places	Term Loan	6%	12/28/2022	30.0	30.0	15.6	0.01%
* Milliken and Milliken, Inc. dba Milliken Wholesale Distribution	Merchant Wholesalers, Durable Goods	Term Loan	6%	6/10/2036	152.8	152.9	116.3	0.06%
* Mojo Brands Media, LLC	Broadcasting (except Internet)	Term Loan	6%	8/28/2023	731.9	733.7	421.1	0.21%
* Morris Glass and Construction	Specialty Trade Contractors	Term Loan	6%	3/7/2021	44.8	44.8	0.8	—%
* Our Two Daughters L.L.C. dba Washington’s Restaurant	Food Services and Drinking Places	Term Loan	6%	6/18/2026	169.8	170.3	12.7	0.01%
* Parth Dev, Ltd dba Amerihost Inn Hotel-Kenton	Accommodation	Term Loan	5.25%	10/3/2028	38.3	38.3	20.4	0.01%
* Professional Systems, LLC and Professional Cleaning	Administrative and Support Services	Term Loan	6%	7/30/2020	132.0	132.1	54.5	0.03%
Pure Water Innovations, LLC	Ambulatory Health Care Services	Term Loan	6%	9/6/2016	0.2	0.2	0.2	—%
Robin C. & Charles E. Taylor & Brigantine Aquatic Center LLC	Amusement, Gambling, and Recreation Industries	Term Loan	6%	9/14/2023	16.4	16.4	13.6	0.01%
* Sheikh M Tariq dba Selbyville Foodrite	Gasoline Stations	Term Loan	6%	3/13/2023	21.2	21.2	—	—%
Shivsakti, LLC dba Knights Inn	Accommodation	Term Loan	Prime plus 2.75%	12/20/2032	74.5	74.7	73.1	0.04%
* Signs of Fortune, LLC dba FastSigns	Miscellaneous Manufacturing	Term Loan	Prime plus 2.5%	4/3/2023	321.0	321.8	83.3	0.04%
* STK Ventures Inc dba JP Dock Service & Supply	Specialty Trade Contractors	Term Loan	6%	5/9/2037	34.1	34.1	32.7	0.02%
Stokes Floor Covering Company Inc. and Robert E. Rainey, Jr.	Furniture and Home Furnishings Stores	Term Loan	6%	12/29/2035	111.6	111.8	88.1	0.04%
* Stormwise South Florida dba Stormwise Shutters	Specialty Trade Contractors	Term Loan	6%	11/7/2036	406.6	407.6	353.6	0.17%
* Stormwise South Florida dba Stormwise Shutters	Specialty Trade Contractors	Term Loan	6%	11/7/2036	201.1	201.6	—	—%

See accompanying notes to these consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2015
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
* Summit Treatment Services Inc	Social Assistance	Term Loan	Prime plus 2.75%	3/11/2025	$21.8	$21.8	$—	—%
* Summit Treatment Services, Inc. dba Summit Treatment Services	Social Assistance	Term Loan	Prime plus 2.75%	11/30/2037	129.3	129.6	112.8	0.06%
* Sunmar, Inc. dba Creative Cooking	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/19/2035	47.1	47.2	43.3	0.02%
* Tequila Beaches, LLC dba Fresco Restaurant	Food Services and Drinking Places	Term Loan	6%	9/16/2021	15.8	15.8	12.0	0.01%
The Alba Financial Group, Inc.	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	6%	1/10/2019	6.5	6.5	1.6	—%
The Lucky Coyote, LLC	Miscellaneous Manufacturing	Term Loan	6%	5/8/2017	10.3	10.3	4.7	—%
* Top Class, Inc.	Personal and Laundry Services	Term Loan	6%	6/28/2016	1.3	1.3	0.1	—%
United Woodworking, Inc	Wood Product Manufacturing	Term Loan	6%	12/20/2022	12.5	12.5	10.5	0.01%
* Whirlwind Car Wash, Inc.	Repair and Maintenance	Term Loan	Prime plus 2%	8/26/2024	4.9	4.9	3.8	—%
* Winter Ventures Inc and 214 N Franklin LLC	Nonstore Retailers	Term Loan	Prime plus 2.75%	4/29/2024	56.5	56.6	28.7	0.01%
* Winter Ventures Inc dba Qualitybargainbooks and Qualitybargainmall	Nonstore Retailers	Term Loan	Prime plus 2.75%	12/23/2024	149.1	149.3	130.7	0.06%
* Winter Ventures Inc dba Qualitybargainbooks and Qualitybargainmall	Nonstore Retailers	Term Loan	Prime plus 2.75%	4/3/2029	134.4	134.5	29.4	0.01%
* B&B Fitness and Barbell, Inc. dba Elevations Health Club	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/22/2035	217.8	218.1	200.0	0.10%
* Hamer Road Auto Salvage, LLC and Scott T. Cook and Nikki J. Cook	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	8/8/2039	185.7	186.2	178.3	0.09%
Capstone Pediatrics PLLC and Capstone Healthcare Consulting LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	5/15/2025	689.8	691.5	662.2	0.32%
* Karykion, Corporation dba Karykion Corporation	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/28/2022	144.4	144.8	132.8	0.07%
* David M. Goens dba Superior Auto Paint & Body, Inc.	Repair and Maintenance	Term Loan	Prime plus 2.75%	8/26/2024	15.7	15.7	14.4	0.01%
* TechPlayZone, Inc.	Social Assistance	Term Loan	Prime plus 2.75%	1/27/2016	0.1	0.1	—	—%
Total Non-Performing SBA Unguaranteed Investments					$10,748.0	$10,771.6	$6,197.2	3.04%
Total SBA Unguaranteed Investments					$192,266.3	$166,752.0	$158,354.9	77.64%
Performing SBA Guaranteed Investments(4)
Jay Kevin Gremillion dba Dino Smiles Children’s Cosmetic Dentistry	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/18/2025	292.0	43.9	48.5	0.02%
My Jewels, LLC dba The UPS Store #6712	Administrative and Support Services	Term Loan	Prime plus 2.75%	12/7/2025	225.0	97.2	107.4	0.05%
Abbondanza Market LLC dba Hampton Falls Village Market	Food and Beverage Stores	Term Loan	Prime plus 2.75%	12/18/2025	295.0	34.9	38.7	0.02%

See accompanying notes to these consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2015
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
D&G Capital LLC dba Miami Grill 277	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/16/2025	$417.6	$151.6	$167.6	0.08%
Sambella Holdings, LLC and Strike Zone Entertainment Center LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	11/23/2040	4,758.0	1,638.3	1,806.2	0.89%
401 JJS, Corp and G. Randazzo’s Trattoria Corporation	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/1/2040	211.0	102.9	115.4	0.06%
Total SBA Guaranteed Performing Investments					$6,198.6	$2,068.8	$2,283.8	1.12%
Total SBA Unguaranteed and Guaranteed Investments					$198,464.9	$168,820.8	$160,638.7	78.76%
Controlled Investments(5)
Advanced Cyber Security Systems, LLC(6),(15)	Data processing, hosting and related services.	50% Membership Interest	—%	—	—	—	—	—%
		Term Loan	3%	December 2014	1,120.0	381.0	—	—%
*Automated Merchant Services, Inc.(7),(15)	Data processing, hosting and related services.	100% Common Stock	—%	—	—	—	—	—%
CDS Business Services, Inc.(8)(15)	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	100% Common Stock	—%	—	—	4,428.0	925.0	0.45%
		Line of Credit	Prime Plus 2.5%	August 2018	2,870.0	2,870.0	2,870.0	1.41%
CrystalTech Web Hosting, Inc.(11)	Data processing, hosting and related services.	100% Common Stock	—%	—	—	8,764.0	21,413.9	10.50%
Exponential Business Development Co. Inc.(15)	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	100% Common Stock	—%	—	—	—	—	—%
*Fortress Data Management, LLC(15)	Data processing, hosting and related services.	100% Membership Interest	—%	—	—	—	—	—%
Newtek Insurance Agency, LLC(12)(15)	Insurance Carriers and Related Activities	100% Membership Interests	—%	—	—	—	2,500.0	1.23%
PMTWorks Payroll, LLC(9)	Data processing, hosting and related services.	90% Membership Interests	—%	—	—	700.1	1,020.0	0.50%
		Term Loan	10% – 12%	Various maturities through September 2016	935.0	935.0	—	—%
Secure CyberGateway Services, LLC(10),(15)	Data processing, hosting and related services.	66.7% Membership Interests	—%	—	—	—	—	—%
		Term Loan	7%	December 2016	2,400.0	1,200.0	1,196.4	0.59%
Small Business Lending, Inc.(13)(15)	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	100% Common Stock	—%	—	—	—	5,500.0	2.70%
*Summit Systems and Designs, LLC(14)(15)	Data processing, hosting and related services.	100% Membership Interest	—%	—	—	—	—	—%
Premier Payments LLC(11)	Data processing, hosting and related services.	100% Membership Interest	—%	—	—	16,503.0	16,503.0	8.09%
Universal Processing Services of Wisconsin, LLC(11)(15)	Data processing, hosting and related services.	100% Membership Interest	—%	—	—	—	52,448.1	25.72%
Total Controlled Investments					$7,325.0	$35,781.1	$104,376.4	51.18%

See accompanying notes to these consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2015
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Non-control/Non-affiliate Investments
Titanium Asset Management LLC	Administrative and Support Services	Term Loan	3%	July 2017	$2,200.0	$1,847.4	$1,823.8	0.89%
		Warrants	—%	—	—	—	—	—%
					$2,200.0	$1,847.4	$1,823.8	0.89%
Investments in Money Market Funds					$—	$35.0	$35.0	0.02%
Total Investments					$207,989.9	$206,484.3	$266,873.9	130.85%

*	Denotes non-income producing security.
(1)	Newtek values each unguaranteed portion of SBA 7(a) performing loans (“Loan”) using a discounted cash flow analysis which projects future cash flows and incorporates projections for Loan pre-payments and Loan defaults using historical portfolio data. The data predicts future prepayment and default probability on curves which are based on Loan age. The recovery assumption for each Loan is specific to the discounted valuation of the collateral supporting that Loan. Each Loan’s cash flow is discounted at a rate which approximates a market yield. The Loans were originated under the SBA 7(a) program and conform to the underwriting guidelines in effect at their time of origination. Newtek has been awarded Preferred Lender Program (“PLP”) status from the SBA. The portions of these Loans are not guaranteed by the SBA. Individual loan participations can be sold to institutions which have been granted an SBA 750 license. Loans can also be sold as a pool of loans in a security form to qualified investors.
(2)	Prime Rate is equal to 3.25% as of December 31, 2015.
(3)	Newtek values non-performing SBA 7(a) loans using a discounted cash flow analysis of the underlying collateral which supports the loan. Net recovery of collateral, (fair value less cost to liquidate) is applied to the discounted cash flow analysis based upon a time to liquidate estimate. Modified loans are valued based upon current payment streams and are re-amortized at the end of the modification period.
(4)	Newtek values guaranteed performing SBA 7(a) loans using the secondary SBA 7(a) market as a reference point. Newtek routinely sells performing SBA 7(a) loans into this secondary market. Guaranteed portions of SBA 7(a) loans partially funded as of the valuation date are valued using level two inputs as disclosed in Note 3.
(5)	Controlled Investments are disclosed above as equity investments (except as otherwise noted) in those companies that are “Controlled Investments” of the Company as defined in the Investment Company Act of 1940. A company is deemed to be a “Controlled Investment” of Newtek Business Services Corp. if Newtek Business Services Corp. or its subsidiaries owns more than 25% of the voting securities of such company. See Note 6 in the accompanying notes to the consolidated financial statements for transactions during the year ended December 31, 2015 with affiliates the Company is deemed to control.
(6)	50% owned by Wilshire Holdings II, Inc. (a subsidiary of Newtek Business Services Corp.), 50% owned by non-affiliate. The term loan is past its original maturity date and currently in default. As such, the fair value of the investment is zero.
(7)	96.11% owned by Wilshire Partners, LLC (a subsidiary of Newtek Business Services Corp.), 3.89% owned by Newtek Business Services Corp.
(8)	28.20% owned by Wilshire New York Partners IV, LLC (a subsidiary of Newtek Business Services Corp.), 25.89% owned by Wilshire New York Partners V, LLC (a subsidiary of Newtek Business Services Corp.) and 45.91% owned by Newtek Business Services Corp.
(9)	25% owned by Wilshire New York Partners V, LLC (a subsidiary of Newtek Business Services Corp.), 65% owned by Wilshire Holdings II, Inc. (a subsidiary of Newtek Business Services Corp.), and 10% owned by non-affiliate.

See accompanying notes to these consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2015
(In Thousands)

(10)	66.7% owned by Wilshire Holdings II, Inc. (a subsidiary of Newtek Business Services Corp.), 33.3% owned by non-affiliate.
(11)	100% owned by Newtek Business Services Holdco1., Inc. (a subsidiary of Newtek Business Services Corp.).
(12)	100% owned by Wilshire Holdings II, Inc. (a subsidiary of Newtek Business Services Corp.).
(13)	100% owned by Wilshire Holdings I, Inc. (a subsidiary of Newtek Business Services Corp.).
(14)	100% owned by The Whitestone Group, LLC (a subsidiary of Wilshire Holdings I, Inc. and Wilshire Holdings II, Inc., both subsidiaries of Newtek Business Services Corp.).
(15)	Zero cost basis is reflected as the portfolio company was organized by the Company and incurred internal legal costs to organize the entity and immaterial external filing fees which were expensed when incurred.
(16)	All of the Company’s investments are in entities which are organized under the Laws of the United States and have a principal place of business in the United States
(17)	Under the Investment Company Act of 1940, as amended, the Company may not acquire any non-qualifying assets unless, at the time the acquisition is made, qualifying assets represent at least 70% of the Company’s total assets. At December 31, 2015, 5.3% of total assets are non-qualifying assets.

As of December 31, 2015, the federal tax cost of investments was $200,004,000 resulting in estimated gross unrealized gains and losses of $81,538,000 and $14,669,000, respectively.

See accompanying notes to these consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS
DECEMBER 31, 2014
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Performing SBA Unguaranteed Investments(1)
MLM Enterprises, LLC and Demand Printing Solutions Inc.	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	11/18/2024	$70.5	$70.5	$63.3	0.04%
DC Real, LLC and DC Enterprises, LTD dba Lakeview True Value	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	11/20/2039	119.4	93.9	94.0	0.06%
Legacy Estate Planning Inc. dba American Casket Enterprises	Personal and Laundry Services	Term Loan	Prime plus 2.75%	11/21/2024	42.0	42.0	33.5	0.02%
J&D Resources, LLC dba Aqua Science	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	11/21/2024	767.9	767.9	627.3	0.38%
Teamnewman Enterprises, LLC dba Newmans at 988	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/25/2039	148.8	148.8	138.5	0.08%
DeRidder Chiropractic, LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	11/25/2024	13.2	13.2	12.5	0.01%
Stormrider Inc. dba Shirley’s Stormrider, Inc.	Truck Transportation	Term Loan	Prime plus 2.75%	11/25/2024	150.0	150.0	119.5	0.07%
Modern Manhattan, LLC	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	11/25/2024	220.0	220.0	178.3	0.11%
Meridian Hotels, LLC dba Best Western Jonesboro	Accommodation	Term Loan	Prime plus 2.75%	11/25/2039	228.0	228.0	228.3	0.14%
Trading Group 3, Inc.	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	11/26/2024	22.5	22.5	17.9	0.01%
The Red Pill Management Inc. dba UFC Gym Matthews	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	11/26/2024	54.3	28.7	24.6	0.01%
Homegrown For Good, LLC	Apparel Manufacturing	Term Loan	Prime plus 2.75%	11/26/2024	230.0	230.0	202.1	0.12%
Kemmer, LLC and Apples Tree Top Liquors, LLC	Food and Beverage Stores	Term Loan	Prime plus 2.75%	12/4/2039	138.4	138.4	125.1	0.08%
The Conibear Corporation and Conibear Trucking, LLC	Truck Transportation	Term Loan	Prime plus 2.75%	12/5/2024	12.0	12.0	10.5	0.01%
All American Games, LLC and Sportslink – The Game, LLC	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	12/10/2024	400.0	400.0	341.6	0.21%
B & W Towing, LLC and Boychucks Fuel, LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	12/17/2039	164.5	164.5	151.3	0.09%
MM and M Management Inc. dba Pizza Artista	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/19/2025	46.3	46.3	37.8	0.02%
B.S. Ventures, LLC dba Dink’s Market	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	12/19/2039	53.8	53.8	53.4	0.03%
Will Zac Management, LLC dba Papa John’s	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/19/2024	48.8	48.8	47.9	0.03%
The Jewelers Inc. dba The Jewelers of Las Vegas	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	12/19/2024	1,250.0	1,250.0	1,008.4	0.61%
Beale Street Blues Company – West Palm Beach, LLC	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	12/22/2024	187.5	187.5	158.8	0.10%
401 JJS Corporation and G Randazzo’s Trattoria Corporation	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/23/2039	473.5	378.8	379.2	0.23%
The Lodin Group, LLC and Lodin Health Imaging Inc.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/23/2039	530.3	530.3	472.9	0.28%
Thermoplastic Services Inc. and Paragon Plastic Sheet, Inc	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	12/23/2039	500.0	500.0	500.6	0.30%
Winter Ventures Inc. dba Qualitybargainbooks and Qualitybargainmall	Nonstore Retailers	Term Loan	Prime plus 2.75%	12/23/2024	156.1	156.1	132.5	0.08%

See accompanying notes to these consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2014
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Carolina Flicks Inc. dba The Howell Theater	Motion Picture and Sound Recording Industries	Term Loan	Prime plus 2.75%	12/23/2032	$163.3	$163.3	$149.9	0.09%
Atlantis of Daytona. LLC and Ocean Club Sportswear Inc.	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	12/23/2039	240.0	240.0	240.3	0.14%
Bowlerama, Inc.	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/24/2039	1,202.5	1,202.5	1,199.9	0.72%
Bear Creek Entertainment, LLC dba The Woods at Bear Creek	Accommodation	Term Loan	Prime plus 2.75%	12/30/2024	106.3	106.3	104.6	0.06%
Evans and Paul, LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	12/30/2024	223.8	223.8	207.6	0.12%
First Prevention and Dialysis Center, LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/30/2024	238.3	78.1	76.9	0.05%
Grand Blanc Lanes, Inc. and H, H and H, LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/31/2039	133.0	133.0	130.5	0.08%
FHJE Ventures, LLC and Eisenreich II Inc. dba Breakneck Tavern	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/31/2039	245.5	161.6	161.8	0.10%
JEJE Realty, LLC and La Familia Inc.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/10/2039	205.8	205.8	191.9	0.12%
Joey O’s, LLC and Jennifer Olszewski	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	11/7/2024	13.1	13.0	10.3	0.01%
Laura L. Smith dba Lisa Smith Studio	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	11/3/2024	15.0	14.9	11.9	0.01%
Frontier Bulk Solutions, LLC	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	10/31/2024	1,250.0	1,242.3	1,043.3	0.63%
Heartland American Properties, LLC and Skaggs RV Outlet, LLC	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	10/31/2039	479.0	478.3	459.3	0.28%
M and C Renovations Inc.	Construction of Buildings	Term Loan	Prime plus 2.75%	10/31/2024	20.3	20.1	16.2	0.01%
Golden Transaction Corporation dba Bleh Sunoco	Gasoline Stations	Term Loan	Prime plus 2.75%	10/30/2039	156.7	156.5	152.5	0.09%
Kantz, LLC and Kantz Auto, LLC dba Kantz’s Hometown Auto	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	10/29/2039	68.1	68.0	65.0	0.04%
Seelan Inc. dba Candleridge Market	Gasoline Stations	Term Loan	Prime plus 2.75%	10/27/2039	90.5	90.4	84.0	0.05%
185 Summerfield Inc. and Valcon Contracting Corp.	Construction of Buildings	Term Loan	Prime plus 2.75%	10/24/2039	162.3	162.0	157.1	0.09%
Navdeep B Martins and Busy Bubbles, LLC dba Wishy Washy	Personal and Laundry Services	Term Loan	Prime plus 2.75%	10/24/2039	89.0	88.9	80.5	0.05%
3 F Management, LLC and ATC Port Charlotte, LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	10/17/2024	131.3	130.4	110.9	0.07%
One Hour Jewelry Repair Inc.	Repair and Maintenance	Term Loan	Prime plus 2.75%	10/14/2024	20.6	20.4	16.3	0.01%
Return to Excellence, Inc. dba The Waynesville Inn Golf & Spa	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	10/10/2039	1,250.0	1,249.0	1,250.5	0.75%
Capitol Waste and Recycling Services, LLC	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	10/10/2024	257.8	256.2	220.3	0.13%
Sound Manufacturing Inc.	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	10/10/2024	187.5	186.5	157.1	0.09%
DNT Storage and Properties, LLC	Real Estate	Term Loan	Prime plus 2.75%	10/10/2039	101.8	101.6	99.2	0.06%
Boilermaker Industries, LLC dba PostNet	Administrative and Support Services	Term Loan	Prime plus 2.75%	10/9/2024	18.8	18.8	16.8	0.01%
Doctors Express Management of Central Texas, LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	10/8/2024	105.0	92.4	85.0	0.05%
Smith Spinal Care Center P.C. and James C. Smith	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	10/8/2039	60.0	59.9	57.2	0.03%
Michael Rey Jr. and Lynn J. Williams (EPC) and GIG Petcare	Personal and Laundry Services	Term Loan	Prime plus 2.75%	10/3/2039	126.9	126.4	122.2	0.07%

See accompanying notes to these consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2014
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Sumad, LLC dba BrightStar Care of Encinitas	Administrative and Support Services	Term Loan	Prime plus 2.75%	10/2/2024	$92.5	$92.5	$90.1	0.05%
Route 130 SCPI Holdings LLC, (EPC) Route 130 SCPI Operations, LLC (OC)	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/30/2039	538.8	538.8	494.2	0.30%
Roccos, LLC and Sullo Pantalone Inc. dba Rocco’s	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/30/2039	255.8	255.0	234.8	0.14%
Keller Holdings, LLC and David H Keller III and Carie C Keller	Scenic and Sightseeing Transportation	Term Loan	Prime plus 2.75%	9/30/2039	100.0	99.7	98.4	0.06%
The Woods at Bear Creek, LLC and Bear Creek Entertainment, LLC	Accommodation	Term Loan	Prime plus 2.75%	9/29/2039	513.3	512.5	513.0	0.31%
Orange County Insurance Brokerage Inc. dba Beaty Insurance Agency	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	9/29/2039	325.1	324.6	324.7	0.20%
Keys Phase One, LLC dba The Grand Guesthouse	Accommodation	Term Loan	Prime plus 2.75%	9/26/2039	736.3	734.1	709.4	0.43%
Colts V, LLC and Nowatzke Service Center, Inc.	Repair and Maintenance	Term Loan	Prime plus 2.75%	9/26/2039	601.8	600.0	576.8	0.35%
Gordon E Rogers dba Stonehouse Motor Inn	Accommodation	Term Loan	Prime plus 2.75%	9/26/2039	57.5	57.3	57.4	0.03%
Auto Shine Carwash Inc. and AKM R. Hossain and Jessica F. Masud	Gasoline Stations	Term Loan	Prime plus 2.75%	9/26/2024	22.5	22.2	18.6	0.01%
6 Price Avenue, LLC and Pauley Tree & Lawn Care, Inc.	Administrative and Support Services	Term Loan	Prime plus 2.75%	9/24/2039	452.5	451.2	395.7	0.24%
North Columbia, LLC and Loop Liquor and Convenience Store, LLC	Food and Beverage Stores	Term Loan	Prime plus 2.75%	9/24/2039	159.3	158.8	153.0	0.09%
R A Johnson Inc. dba Rick Johnson Auto and Tire	Repair and Maintenance	Term Loan	Prime plus 2.75%	9/23/2039	301.3	300.4	300.7	0.18%
Andrene’s, LLC dba Andrene’s Caribbean Soul Food Carry Out	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/23/2024	37.8	37.6	30.1	0.02%
Utek Corporation dba Arcade Car Wash	Repair and Maintenance	Term Loan	Prime plus 2.75%	9/22/2039	405.5	405.0	400.6	0.24%
Play and Stay, LLC dba Zoom Room Tinton Falls	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/18/2024	42.1	42.1	33.6	0.02%
Ryan Crick and Pamela J. Crick and Crick Enterprises Inc.	Repair and Maintenance	Term Loan	Prime plus 2.75%	9/17/2039	145.5	145.1	145.2	0.09%
Modern Leather Goods Repair Shop Inc.	Repair and Maintenance	Term Loan	Prime plus 2.75%	9/17/2024	58.8	57.6	45.9	0.03%
Animal Intrusion Prevention Systems Holding Company, LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	9/15/2024	272.5	269.1	230.1	0.14%
Tavern Properties, LLC and Wildwood Tavern, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/15/2039	425.0	312.0	312.3	0.19%
RDT Enterprises, LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	9/15/2027	162.8	161.4	152.3	0.09%
KW Zion, LLC and Key West Gallery Inc.	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	9/12/2039	1,250.0	1,246.4	1,203.3	0.72%
Indy East Smiles Youth Dentistry, LLC dba Prime Smile East	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/11/2024	630.2	622.4	499.6	0.30%
B&P Diners, LLC dba Engine House Restaurant	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/10/2024	80.0	79.0	63.0	0.04%
Feel The World Inc. dba Xero Shoes and Invisible Shoes	Leather and Allied Product Manufacturing	Term Loan	Prime plus 2.75%	9/5/2024	51.9	51.3	42.2	0.03%
Alberti and Cardoni, LLC dba Menchie’s	Health and Personal Care Stores	Term Loan	Prime plus 2.75%	8/29/2024	77.3	77.3	64.3	0.04%
Delta Aggregate, LLC	Mining (except Oil and Gas)	Term Loan	Prime plus 2.75%	8/28/2039	911.3	911.3	912.1	0.55%
Lamjam, LLC (EPC) Goldsmith Lambros Inc. (OC)	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	8/27/2024	133.8	131.3	129.3	0.08%
Orange County Cleaning Inc.	Administrative and Support Services	Term Loan	Prime plus 2.75%	8/27/2024	41.3	40.5	32.3	0.02%

See accompanying notes to these consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2014
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Qycell Corporation	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	8/26/2024	$121.0	$118.9	$103.7	0.06%
Atlas Auto Body Inc. dba Atlas Auto Sales	Repair and Maintenance	Term Loan	Prime plus 2.75%	8/22/2039	51.6	51.3	47.9	0.03%
Grey Light Realty, LLC (EPC) NH Precision Metal Fabricators Inc. (OC)	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	8/21/2039	1,226.0	1,220.6	1,160.5	0.70%
S&P Holdings of Daytona LLC (EPC) S&P Corporation of Daytona Beach	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	8/15/2039	433.5	431.6	432.0	0.26%
Barber Investments, LLC and Fieldstone Quickstop, LLC	Gasoline Stations	Term Loan	Prime plus 2.75%	8/15/2039	150.0	149.3	128.6	0.08%
Katie Senior Care, LLC dba Home Instead Senior Care	Social Assistance	Term Loan	Prime plus 2.75%	8/15/2024	124.3	121.9	97.2	0.06%
Alpha Preparatory Academy, LLC	Social Assistance	Term Loan	Prime plus 2.75%	8/15/2039	145.2	109.2	109.4	0.07%
Hamer Road Auto Salvage, LLC and Scott T. Cook and Nikki J. Cook	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	8/8/2039	188.4	187.6	187.8	0.11%
Almost Home Property, LLC and Almost Home Daycare, LLC	Social Assistance	Term Loan	Prime plus 2.75%	8/7/2039	715.8	713.6	698.8	0.42%
iFood, Inc. dba Steak N Shake	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/31/2024	379.1	290.5	259.3	0.16%
AGV Enterprises, LLC dba Jet’s Pizza #42	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/31/2024	54.8	53.5	43.9	0.03%
575 Columbus Avenue Holding Company, LLC and LA-ZE, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/30/2039	22.5	22.4	22.4	0.01%
L&S Insurance & Financial Services Inc.	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	7/25/2024	22.5	21.9	17.8	0.01%
Honeyspot Investors, LLP and Pace Motor Lines Inc.	Truck Transportation	Term Loan	Prime plus 2.75%	7/24/2039	150.0	149.1	147.6	0.09%
Miss Cranston Diner II, LLC and Miss Cranston II Realty, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/17/2039	91.3	91.3	88.4	0.05%
Wired, LLC and Moulison North Corporation	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	7/3/2024	150.1	146.4	126.6	0.08%
Honeyspot Investors, LLP and Pace Motor Lines Inc.	Truck Transportation	Term Loan	Prime plus 2.75%	6/30/2039	875.3	870.1	859.1	0.52%
iFood, Inc. dba Steak N Shake	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/30/2039	629.8	625.2	549.0	0.33%
Wired, LLC and Moulison North Corporation	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/30/2024	500.0	484.4	419.1	0.25%
AMG Holding, LLC and Stetson Automotive, Inc.	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/30/2039	208.0	206.5	206.3	0.12%
Lisle Lincoln II Limited Partnership dba Lisle Lanes LP	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/30/2024	100.0	96.9	92.5	0.06%
Highway Striping Inc.	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	6/30/2024	53.1	51.5	43.1	0.03%
FHJE Ventures, LLC and Eisenreich II Inc. dba Breakneck Tavern	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/27/2039	321.8	319.6	303.4	0.18%
JPM Investments, LLC and Carolina Family Foot Care P.A.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/26/2039	136.1	135.5	130.5	0.08%
Zinger Hardware and General Merchant Inc.	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	6/26/2024	110.5	107.1	94.9	0.06%
Nikobella Properties, LLC and JPO Inc. dba Village Car Wash	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/25/2039	476.3	472.8	451.7	0.27%
RDJ Maayaa Inc. dba RDJ Distributors	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	6/23/2024	8.7	8.3	6.7	—%
Big Sky Plaza, LLC and Strickland, Incorporated	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	6/20/2039	233.4	231.7	220.0	0.13%

See accompanying notes to these consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2014
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
510 ROK Realty, LLC dba ROK Health and Fitness	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/19/2024	$332.0	$322.2	$304.3	0.18%
Nirvi Enterprises, LLC dba Howard Johnson/Knights Inn	Accommodation	Term Loan	Prime plus 2.75%	6/17/2039	920.3	913.5	912.5	0.55%
Hotels of North Georgia, LLC dba Comfort Inn and Suites	Accommodation	Term Loan	Prime plus 2.75%	6/17/2039	837.5	831.4	825.4	0.50%
Global Educational Delivery Services, LLC	Educational Services	Term Loan	Prime plus 2.75%	6/16/2024	60.0	58.3	57.3	0.03%
GPG Real Estate Holdings, LLC and GPG Enterprises Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/13/2039	322.1	319.7	299.2	0.18%
Rainbow Dry Cleaners	Personal and Laundry Services	Term Loan	Prime plus 2.75%	6/13/2024	122.5	118.7	100.1	0.06%
GPG Real Estate Holdings, LLC (OC) GPG Enterprises Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/13/2039	162.5	40.4	40.4	0.02%
NVR Corporation dba Discount Food Mart	Food and Beverage Stores	Term Loan	Prime plus 2.75%	6/11/2039	68.3	67.5	67.4	0.04%
Sico & Walsh Insurance Agency Inc. and The AMS Trust	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	6/6/2039	250.0	249.2	232.9	0.14%
Sujata Inc. dba Stop N Save Food Mart	Food and Beverage Stores	Term Loan	Prime plus 2.75%	6/3/2024	22.5	21.8	18.0	0.01%
Long Island Barber Institute Inc.	Educational Services	Term Loan	Prime plus 2.75%	6/2/2039	55.5	55.1	51.5	0.03%
CJR LLC (EPC) and PowerWash Plus, Inc. (OC)	Repair and Maintenance	Term Loan	Prime plus 2.75%	5/30/2024	53.0	51.0	46.6	0.03%
Pocono Coated Products, LLC	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	5/30/2024	22.5	21.7	19.9	0.01%
R. A. Johnson, Inc. dba Rick Johnson Auto & Tire	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	5/29/2039	943.8	935.8	934.7	0.56%
Wilton Dental Care P.C.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	5/29/2024	128.1	125.6	100.4	0.06%
EGM Food Services Inc. dba Gold Star Chili	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/29/2024	19.2	18.5	15.4	0.01%
Jonesboro Health Food Center, LLC	Health and Personal Care Stores	Term Loan	Prime plus 2.75%	5/27/2024	60.0	57.8	45.7	0.03%
USI Properties, LLC dba U Store It	Real Estate	Term Loan	Prime plus 2.75%	5/23/2039	144.6	143.4	141.0	0.08%
Bay State Funeral Services, LLC (EPC) and Riley Funeral Home Inc.(OC)	Personal and Laundry Services	Term Loan	Prime plus 2.75%	5/21/2039	134.9	134.1	133.9	0.08%
Hae M. and Jin S. Park dba Buford Car Wash	Repair and Maintenance	Term Loan	Prime plus 2.75%	5/15/2039	166.5	164.3	151.0	0.09%
Moochie’s, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/13/2024	100.5	97.9	79.3	0.05%
The River Beas, LLC and Punam Singh	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/8/2039	90.3	89.5	84.8	0.05%
AS Boyals, LLC dba Towne Liquors	Food and Beverage Stores	Term Loan	Prime plus 2.75%	4/29/2039	117.5	116.3	116.2	0.07%
Winter Ventures Inc. and 214 N Franklin LLC	Nonstore Retailers	Term Loan	Prime plus 2.75%	4/29/2024	62.6	59.9	53.0	0.03%
ENI Inc., Event Networks Inc., ENI Worldwide, LLC and Spot Shop Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	4/25/2024	500.0	478.1	376.8	0.23%
Gerami Realty, LC (EPC) Sherrill Universal City Corral, LP	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/23/2027	78.8	76.4	73.4	0.04%
Complete Body & Paint, Inc.	Repair and Maintenance	Term Loan	Prime plus 2.75%	4/23/2039	20.8	20.6	20.5	0.01%
Island Wide Realty, LLC and Long Island Partners, Inc.	Real Estate	Term Loan	Prime plus 2.75%	4/22/2039	103.8	102.7	102.6	0.06%
Aiello’s Pizzeria, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/18/2024	42.8	40.9	34.0	0.02%

See accompanying notes to these consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2014
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Wilshire Media Systems Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	4/17/2024	$186.3	$178.1	$145.5	0.09%
Family Ties Supply Corp. dba Best Cookies & More dba Cookie Factory Out	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	4/16/2024	53.1	50.8	39.8	0.02%
R2 Tape Inc. dba Presto Tape	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	4/10/2024	78.8	75.3	74.0	0.04%
1899 Tavern & Tap, LLC and Ale House Tavern & Tap, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/9/2039	137.5	135.2	130.7	0.08%
Eagle Aggregate Transportation, LLC and Eagle Pneumatic Transport, LLC	Truck Transportation	Term Loan	Prime plus 2.75%	3/31/2024	1,250.0	712.3	689.3	0.41%
Hodges Properties, LLC and Echelon Enterprises Inc. dba Treads Bicycle	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	3/31/2039	449.0	443.7	427.6	0.26%
Dantanna’s Tavern, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/30/2024	164.3	158.2	133.2	0.08%
RDT Enterprises, LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/31/2028	141.2	137.1	135.6	0.08%
Kemmer, LLC (EPC) and Pitts Package Store, Inc.(OC)	Food and Beverage Stores	Term Loan	Prime plus 2.75%	3/31/2039	117.5	116.3	99.7	0.06%
Little People’s Village II, LLC (OC) and Iliopoulos Realty, LLC (EPC)	Social Assistance	Term Loan	Prime plus 2.75%	3/31/2039	101.5	100.9	91.1	0.05%
Little People’s Village II, LLC (OC) and Iliopoulos Realty, LLC (EPC)	Social Assistance	Term Loan	Prime plus 2.75%	3/31/2039	92.1	91.5	82.6	0.05%
Wilban, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/28/2039	427.5	422.5	403.8	0.24%
Lake Area Autosound, LLC and Ryan H. Whittington	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	7/28/2039	125.0	125.0	116.8	0.07%
TC Business Enterprises, LLC dba Sky Zone Indoor Trampoline Park	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/27/2024	290.1	280.8	229.0	0.14%
Sapienzo Properties, LLC (EPC) CNS Self-Storage Inc. (OC)	Real Estate	Term Loan	Prime plus 2.75%	3/27/2039	193.8	190.6	190.4	0.11%
Hascher Gabelstapler Inc.	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/26/2024	143.3	136.1	122.5	0.07%
Knowledge First Inc. dba Magic Years of Learning and Kimberly Knox	Social Assistance	Term Loan	Prime plus 2.75%	3/21/2039	145.0	143.5	132.2	0.08%
636 South Center Holdings, LLC and New Mansfield Brass and Aluminum Co.	Primary Metal Manufacturing	Term Loan	Prime plus 2.75%	3/20/2039	497.5	491.5	490.9	0.29%
Cormac Enterprises and Wyoming Valley Beverage Incorporated	Food and Beverage Stores	Term Loan	Prime plus 2.75%	3/20/2039	110.8	109.6	109.5	0.07%
Kinisi, Inc. dba The River North UPS Store	Administrative and Support Services	Term Loan	Prime plus 2.75%	3/18/2024	41.3	38.4	33.8	0.02%
Tortilla King, Inc.	Food Manufacturing	Term Loan	Prime plus 2.75%	3/14/2029	1,033.1	1,011.0	903.2	0.54%
SE Properties 39 Old Route 146, LLC (EPC) SmartEarly Clifton Park, LLC	Social Assistance	Term Loan	Prime plus 2.75%	3/14/2039	408.0	404.4	400.5	0.24%
Tortilla King Inc.	Food Manufacturing	Term Loan	Prime plus 2.75%	3/14/2039	216.9	214.3	193.3	0.12%
Bowl Mor, LLC dba Bowl Mor Lanes and Spare Lounge, Inc.	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/13/2039	223.5	220.9	220.6	0.13%
Avayaan2, LLC dba Island Cove	Gasoline Stations	Term Loan	Prime plus 2.75%	3/7/2039	157.5	155.6	148.6	0.09%
Onofrio’s Fresh Cut Inc.	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	3/6/2024	75.0	71.4	65.7	0.04%
J&M Concessions, Inc. dba A-1 Liquors	Food and Beverage Stores	Term Loan	Prime plus 2.75%	3/3/2039	135.6	134.0	120.8	0.07%

See accompanying notes to these consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2014
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
R & R Boyal, LLC dba Cap N Cat Clam Bar and Little Ease Tavern	Food and Beverage Stores	Term Loan	Prime plus 2.75%	2/28/2039	$417.5	$412.1	$386.2	0.23%
Summit Beverage Group, LLC	Beverage and Tobacco Product Manufacturing	Term Loan	Prime plus 2.75%	2/28/2024	350.6	330.8	293.6	0.18%
Faith Memorial Chapel, LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	2/28/2039	214.2	211.4	194.6	0.12%
952 Boston Post Road Realty, LLC and HNA, LLC dba Styles International	Personal and Laundry Services	Term Loan	Prime plus 2.75%	2/28/2039	211.0	208.3	192.3	0.12%
Choe Trade Group Inc. dba Rapid Printers of Monterey	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	2/28/2024	159.3	150.3	143.1	0.09%
Pindar Associates, LLC, Pidar Vineyards, LLC, Duck Walk Vineyards Inc.	Beverage and Tobacco Product Manufacturing	Term Loan	Prime plus 2.75%	2/25/2024	712.3	672.0	659.9	0.40%
96 Mill Street, LLC, Central Pizza, LLC and Jason Bikakis George Bikaki	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/12/2039	141.3	139.4	139.2	0.08%
JWB Industries, Inc. dba Carteret Die Casting	Primary Metal Manufacturing	Term Loan	Prime plus 2.75%	2/11/2024	280.0	264.1	217.5	0.13%
Sovereign Communications, LLC	Broadcasting (except Internet)	Term Loan	Prime plus 2.75%	2/7/2024	907.8	856.3	688.8	0.41%
986 Dixwell Avenue Holding Company, LLC (EPC) and Mughali Foods, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/7/2039	99.1	98.2	93.5	0.06%
Awesome Pets II Inc. dba Mellisa’s Pet Depot	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	2/7/2024	83.2	79.5	66.1	0.04%
Robert Star Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	2/5/2024	46.8	44.2	43.4	0.03%
Atlas Mountain Construction, LLC	Construction of Buildings	Term Loan	Prime plus 2.75%	1/28/2024	16.5	15.5	15.2	0.01%
Sarah Sibadan dba Sibadan Agency	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	1/27/2039	129.4	127.5	124.3	0.07%
3Fmanagement, LLC and ATC Fitness Cape Coral, LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	1/24/2024	425.0	398.2	334.1	0.20%
JDR Industries Inc dba CST-The Composites Store	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	1/21/2024	140.3	131.4	112.4	0.07%
Icore Enterprises Inc. dba Air Flow Filters Inc.	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	1/15/2024	21.8	20.4	20.0	0.01%
Nutmeg North Associates, LLC (OC) Steeltech Building Products Inc.	Construction of Buildings	Term Loan	Prime plus 2.75%	12/31/2038	897.8	883.5	814.7	0.49%
Carl R. Bieber, Inc. dba Bieber Tourways/Bieber Transportation	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	9/30/2027	712.5	692.9	675.7	0.41%
S.Drake, LLC dba Express Employment Professionals of Ann Arbor, Michigan	Administrative and Support Services	Term Loan	Prime plus 2.75%	12/31/2023	18.8	17.8	14.2	0.01%
CLU Amboy, LLC (EPC) and Amboy Group, LLC (OC) dba Tommy Moloney’s	Food Manufacturing	Term Loan	Prime plus 2.75%	12/27/2023	656.3	620.0	608.6	0.37%
Shane M. Howell and Buck Hardware and Garden Center, LLC	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	12/27/2038	322.5	317.2	289.5	0.17%
Superior Disposal Service, Inc.	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	12/26/2023	240.5	223.8	206.3	0.12%
KK International Trading Corporation	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	12/23/2028	190.0	182.6	169.9	0.10%
AIP Enterprises, LLC and Spider’s Web Inc dba Black Widow Harley-Davidson	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	12/20/2038	962.5	946.7	936.7	0.56%
JackRabbit Sports Inc.	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	12/20/2023	581.3	535.9	526.0	0.32%

See accompanying notes to these consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2014
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Mosley Auto Group, LLC dba America’s Automotive	Repair and Maintenance	Term Loan	Prime plus 2.75%	12/20/2038	$221.5	$217.9	$212.2	0.13%
Kurtis Sniezek dba Wolfe’s Foreign Auto	Repair and Maintenance	Term Loan	Prime plus 2.75%	12/20/2038	88.9	87.4	87.3	0.05%
PLES Investements, LLC and John Redder, Pappy Sand & Gravel, Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/19/2038	555.3	546.2	508.3	0.31%
Lefont Theaters Inc.	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	12/19/2023	14.4	13.4	11.6	0.01%
TAK Properties, LLC and Kinderland Inc.	Social Assistance	Term Loan	Prime plus 2.75%	12/18/2038	405.0	398.4	373.6	0.22%
Any Garment Cleaner-East Brunswick, Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	12/18/2023	53.8	50.0	46.0	0.03%
TOL, LLC dba Wild Birds Unlimited	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	12/13/2023	18.0	17.3	14.8	0.01%
8 Minute Oil Change of Springfield Corporation and John Nino	Repair and Maintenance	Term Loan	Prime plus 2.75%	12/12/2038	196.8	193.1	188.5	0.11%
920 CHR Realty, LLC (EPC) V. Garofalo Carting Inc (OC)	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	12/10/2038	418.1	411.3	410.6	0.25%
DKB Transport Corp.	Truck Transportation	Term Loan	Prime plus 2.75%	12/5/2038	138.8	136.5	136.3	0.08%
Firm Foundations Inc. David S Gaitan Jr and Christopher K Daigle	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/3/2023	545.8	507.7	441.3	0.27%
Firm Foundations Inc. David S Gaitan Jr and Christopher K Daigle	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/3/2038	104.3	102.5	90.3	0.05%
Spectrum Development, LLC and Solvit Inc & Solvit North, Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/2/2023	387.3	360.3	313.0	0.19%
BVIP Limousine Service, LTD	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	11/27/2038	76.5	75.1	72.4	0.04%
Eco-Green Reprocessing, LLC and Denali Medical Concepts, LLC	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	11/27/2023	67.2	62.1	50.6	0.03%
TNDV: Television, LLC	Broadcasting (except Internet)	Term Loan	Prime plus 2.75%	11/26/2038	253.8	249.2	234.9	0.14%
Veterinary Imaging Specialists of Alaska, LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	11/26/2023	162.6	155.0	144.4	0.09%
Wallace Holdings, LLC (EPC) GFA International Inc. (OC)	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.5%	11/25/2023	125.0	115.4	92.8	0.06%
AcuCall, LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	11/21/2023	15.8	14.7	11.6	0.01%
Seven Peaks Mining Inc. and Cornerstone Industrial Minerals Corporation	Mining (except Oil and Gas)	Term Loan	Prime plus 2.75%	11/18/2038	1,250.0	1,227.8	1,064.3	0.64%
Kids in Motion of Springfield, LLC dba The Little Gym of Springfield, IL	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	11/18/2023	45.0	42.3	34.5	0.02%
Kup’s Auto Spa Inc.	Repair and Maintenance	Term Loan	Prime plus 2.75%	11/15/2038	396.7	390.0	382.7	0.23%
Yousef Khatib dba Y&M Enterprises	Wholesale Electronic Markets and Agents and Brokers	Term Loan	Prime plus 2.75%	11/15/2023	75.0	69.3	56.7	0.03%
River Run Personnel, LLC dba Express Employment Professionals	Administrative and Support Services	Term Loan	Prime plus 2.75%	11/15/2023	20.0	1.2	1.2	—%
Howell Gun Works, LLC	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	11/14/2023	8.3	7.7	6.1	—%
Armin and Kian Inc. dba The UPS Store 3714	Couriers and Messengers	Term Loan	Prime plus 2.75%	11/13/2023	56.5	52.2	41.0	0.02%
Polpo Realty, LLC (EPC) Polpo Restaurant, LLC (OC)	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/6/2038	62.5	61.6	61.5	0.04%

See accompanying notes to these consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2014
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Twinsburg Hospitality Group, LLC dba Comfort Suites	Accommodation	Term Loan	Prime plus 2.75%	10/31/2038	$945.0	$928.1	$862.6	0.52%
Master CNC Inc. & Master Properties, LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	10/31/2038	596.6	585.0	524.2	0.31%
1 North Restaurant Corp. dba 1 North Steakhouse	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	10/31/2038	212.5	208.4	202.4	0.12%
Mid-Land Sheet Metal Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	10/31/2038	137.5	135.0	129.9	0.08%
Logistics Business Solutions Inc. dba The UPS Store	Administrative and Support Services	Term Loan	Prime plus 2.75%	10/31/2023	50.0	46.5	41.8	0.03%
Janice B. McShan and The Metropolitan Day School, LLC	Social Assistance	Term Loan	Prime plus 2.75%	10/31/2023	42.8	40.4	38.5	0.02%
Meridian Hotels, LLC dba Best Western Jonesboro	Accommodation	Term Loan	Prime plus 2.75%	10/29/2038	664.5	650.4	644.4	0.39%
New Image Building Services Inc. dba New Image Repair Services	Repair and Maintenance	Term Loan	Prime plus 2.75%	10/29/2023	331.3	303.9	254.1	0.15%
A-1 Quality Services Corporation	Administrative and Support Services	Term Loan	Prime plus 2.75%	10/29/2023	8.9	8.1	6.4	—%
Clairvoyant Realty Corp. and Napoli Marble & Granite Design, Ltd	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	10/24/2038	246.3	241.5	221.1	0.13%
Greenbrier Technical Services, Inc.	Repair and Maintenance	Term Loan	Prime plus 2.75%	10/24/2023	240.1	221.6	208.6	0.13%
Kelly Auto Care LLC dba Shoreline Quick Lube and Car Wash	Repair and Maintenance	Term Loan	Prime plus 2.75%	10/18/2023	87.5	80.3	67.2	0.04%
KenBro Enterprises LLC dba Hearing Aids by Zounds-Cherry Hill	Health and Personal Care Stores	Term Loan	Prime plus 2.75%	10/18/2023	25.8	23.6	21.3	0.01%
Shepher Distr’s and Sales Corp and The Lederer Industries Inc.	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	9/30/2023	1,050.0	956.4	938.7	0.56%
Fieldstone Quick Stop, LLC (OC) Barber Investments, LLC (EPC)	Gasoline Stations	Term Loan	Prime plus 2.75%	9/30/2038	676.3	667.1	598.7	0.36%
Cencon Properties, LLC and Central Connecticut Warehousing Company	Warehousing and Storage	Term Loan	Prime plus 2.75%	9/30/2038	344.5	337.8	333.3	0.20%
Lenoir Business Partners, LLC (EPC) LP Industries, Inc. dba Childforms	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	9/30/2038	322.7	317.7	302.4	0.18%
Onofrios Enterprises, LLC (EPC) Onofrios Fresh Cut, Inc.	Food Manufacturing	Term Loan	Prime plus 2.75%	9/30/2038	312.5	306.8	294.3	0.18%
Discount Wheel and Tire	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	9/30/2038	223.8	219.0	204.2	0.12%
Top Properties, LLC and LP Industries, Inc dba Childforms	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	9/30/2038	120.0	117.9	117.7	0.07%
AGS Talcott Partners, Inc.	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	9/30/2023	117.8	107.3	84.2	0.05%
First Steps Real Estate Company, LLC (EPC) and First Steps Preschool	Social Assistance	Term Loan	Prime plus 2.75%	9/30/2038	97.6	95.6	86.8	0.05%
Gabrielle Realty, LLC	Gasoline Stations	Term Loan	Prime plus 2.75%	9/27/2038	757.6	741.6	688.8	0.41%
Mitchellville Family Dentistry, Dr. Octavia Simkins-Wiseman, DDS, PC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/27/2038	335.1	328.0	310.9	0.19%
Handy 6391, LLC dba The UPS Store #6391	Administrative and Support Services	Term Loan	Prime plus 2.75%	9/27/2023	62.5	58.3	57.3	0.03%
Eastside Soccer Dome, Inc.	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/26/2038	463.8	453.9	453.1	0.27%
HJ & Edward Enterprises, LLC dba Sky Zone	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/26/2023	262.5	246.8	222.6	0.13%
Anthony C Dinoto and Susan S P Dinoto	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/26/2038	100.0	98.0	97.8	0.06%
Southeast Chicago Soccer Inc.	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/26/2038	51.3	50.2	50.1	0.03%

See accompanying notes to these consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2014
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Kiddie Steps 4 You Inc.	Social Assistance	Term Loan	Prime plus 2.75%	9/25/2038	$89.3	$83.9	$78.4	0.05%
Diamond Memorials Incorporated	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/25/2023	14.3	12.8	10.0	0.01%
Faith Memorial Chapel, LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/20/2038	268.4	262.7	249.0	0.15%
Serious-Fun in Alpharetta, LLC dba The Little Gym of Alpharetta	Educational Services	Term Loan	Prime plus 2.75%	9/20/2023	46.3	42.3	34.8	0.02%
Westville Seafood, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/19/2038	112.3	109.9	102.7	0.06%
Maynard Enterprises Inc. dba Fastsigns of Texarkana	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	9/18/2023	16.1	14.8	12.3	0.01%
Grafio Inc. dba Omega Learning Center-Acworth	Educational Services	Term Loan	Prime plus 2.75%	9/13/2023	156.3	142.3	118.8	0.07%
The Berlerro Group, LLC dba Sky Zone	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/12/2023	421.3	395.8	326.4	0.20%
Sound Manufacturing Inc.	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	9/12/2028	54.8	52.1	46.6	0.03%
Prospect Kids Academy Inc.	Educational Services	Term Loan	Prime plus 2.75%	9/11/2038	124.3	121.6	116.6	0.07%
Alma J. and William R. Walton (EPC) and Almas Child Day Care Center	Social Assistance	Term Loan	Prime plus 2.75%	9/11/2038	39.5	38.7	38.6	0.02%
B for Brunette, Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/10/2023	53.4	49.3	39.1	0.02%
Schmaltz Holdings, LLC (EPC) and Schmaltz Operations, LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/4/2038	224.2	217.8	202.8	0.12%
ACI Northwest Inc.	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	8/30/2023	906.3	680.0	613.9	0.37%
IlOKA Inc. dba Microtech Tel and NewCloud Networks	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/30/2023	687.5	621.5	528.2	0.32%
Spectrum Radio Fairmont, LLC	Broadcasting (except Internet)	Term Loan	Prime plus 2.75%	8/30/2023	187.5	169.5	163.9	0.10%
Excel RP Inc.	Machinery Manufacturing	Term Loan	Prime plus 2.75%	8/30/2023	130.3	117.8	110.1	0.07%
Gulfport Academy Child Care and Learning Center, Inc.	Social Assistance	Term Loan	Prime plus 2.75%	8/30/2023	43.3	39.1	36.3	0.02%
Mojo Brands Media, LLC	Broadcasting (except Internet)	Term Loan	Prime plus 2.75%	8/28/2023	784.0	750.1	603.7	0.36%
Ramard Inc and Advanced Health Sciences Inc.	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	8/28/2023	187.5	169.5	133.0	0.08%
RM Hawkins, LLC dba Pure Water Tech West and Robert M Hawkins	Nonstore Retailers	Term Loan	Prime plus 2.75%	8/26/2023	85.8	73.6	72.3	0.04%
JSIL LLC dba Blackstones Hairdressing	Personal and Laundry Services	Term Loan	Prime plus 2.75%	8/16/2023	19.5	17.7	14.8	0.01%
Jatcoia, LLC dba Plato’s Closet	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	8/15/2023	65.0	52.3	51.0	0.03%
Island Nautical Enterprises, Inc. (OC) and Ingwall Holdings, LLC (EPC)	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	8/14/2038	445.0	343.0	312.3	0.19%
Caribbean Concepts, Inc. dba Quick Bleach	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	8/12/2023	22.5	20.5	16.7	0.01%
VesperGroup, LLC dba The Wine Cellar	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/5/2023	45.0	40.7	33.9	0.02%
Blacknorange2, LLC dba Popeyes Louisiana Kitchen	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/31/2023	175.0	159.1	128.9	0.08%
209 North 3rd Street, LLC (EPC) Yuster Insurance Group Inc. (OC)	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	7/29/2038	83.9	81.8	78.2	0.05%
Majestic Contracting Services, Inc. dba Majestic Electric	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	7/26/2038	190.0	185.4	171.3	0.10%

See accompanying notes to these consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2014
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Daniel W. and Erin H. Gordon and Silver Lining Stables CT, LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	7/24/2023	$11.3	$10.1	$9.9	0.01%
Angkor Restaurant Inc.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/19/2038	93.0	90.8	88.3	0.05%
Harbor Ventilation Inc. and Estes Investment, LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	7/19/2038	92.1	90.0	84.5	0.05%
Tri County Heating and Cooling Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	7/19/2023	87.8	78.8	73.7	0.04%
Morning Star Trucking. LLC and Morning Star Equipment and Leasing, LLC	Truck Transportation	Term Loan	Prime plus 2.75%	7/17/2023	53.8	48.2	37.9	0.02%
Maxiflex, LLC	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	6/28/2023	153.5	136.9	135.5	0.08%
JRA Holdings, LLC (EPC) Jasper County Cleaners Inc. dba Superior Cleaner	Personal and Laundry Services	Term Loan	Prime plus 2.75%	6/28/2038	121.0	117.9	118.9	0.07%
GIA Realty, LLC and VRAJ GIA, LLC dba Lakeview Laundromat	Personal and Laundry Services	Term Loan	Prime plus 2.75%	6/28/2038	97.5	95.0	95.8	0.06%
Emerald Ironworks Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/27/2023	72.0	64.4	56.4	0.03%
Contract Packaging Services Inc. dba Superior Pack Group	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	6/21/2023	851.8	764.3	690.4	0.41%
2161 Highway 6 Trail, LLC (EPC)	Truck Transportation	Term Loan	Prime plus 2.75%	6/19/2026	1,250.0	912.6	903.4	0.54%
CBlakeslee Arpaia Chapman, Inc. dba Blakeslee Industrial Services	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	6/18/2028	875.0	821.3	819.1	0.49%
KDP, LLC and KDP Investment Advisors, Inc. and KDP Asset Management, Inc.	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	6/14/2023	343.8	306.2	263.6	0.16%
Elite Structures Inc.	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	6/12/2038	932.8	901.3	901.2	0.54%
(EPC) Absolute Desire, LLC and Mark H. Szierer (OC) Sophisticated Smile	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/5/2038	188.3	183.7	172.4	0.10%
(EPC) Willowbrook Properties, LLC (OC) Grove Gardens Landscaping Inc.	Administrative and Support Services	Term Loan	Prime plus 2.75%	6/5/2038	186.3	181.5	177.9	0.11%
Maciver Corporation dba Indie Rentals and Division Camera	Rental and Leasing Services	Term Loan	Prime plus 2.75%	5/31/2023	440.8	390.3	363.0	0.22%
RKP Service dba Rainbow Carwash	Repair and Maintenance	Term Loan	Prime plus 2.75%	5/31/2023	300.0	268.2	232.8	0.14%
Europlast Ltd.	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	5/31/2023	162.0	157.4	151.0	0.09%
RXSB, Inc. dba Medicine Shoppe	Health and Personal Care Stores	Term Loan	Prime plus 2.75%	5/30/2023	186.3	165.5	140.1	0.08%
Gregory P Jellenek OD and Associates PC dba Gregory P Jellenek OD	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	5/28/2023	63.5	56.2	51.2	0.03%
Ryan D. Thornton and Thornton & Associates, LLC	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	5/24/2023	68.8	58.7	49.7	0.03%
Insurance Problem Solvers, LLC	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	5/20/2023	17.1	15.1	12.8	0.01%
Hybrid Racing, LLC.	Transportation Equipment Manufacturing	Term Loan	Prime plus 2.75%	5/15/2023	116.3	103.4	92.8	0.06%
Atlas Mountain Construction, LLC	Construction of Buildings	Term Loan	Prime plus 2.75%	5/13/2038	127.3	123.8	124.8	0.07%
PowerWash Plus, Inc. and CJR, LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	4/30/2038	550.0	534.1	512.2	0.31%
Peanut Butter & Co., Inc.	Food Manufacturing	Term Loan	Prime plus 2.75%	4/30/2023	100.0	87.7	75.1	0.05%

See accompanying notes to these consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2014
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Brothers International Desserts	Food Manufacturing	Term Loan	Prime plus 2.75%	4/26/2023	$230.0	$201.8	$185.1	0.11%
Kidrose, LLC dba Kidville Riverdale	Educational Services	Term Loan	Prime plus 2.75%	4/22/2023	78.8	69.9	62.3	0.04%
SFAM Parsippany LLC dba Cups Frozen Yogurt	Food Services and Drinking Places	Term Loan	6%	4/19/2023	121.3	46.3	45.8	0.03%
Vernon & Stephanie Scott and Little Stars Day Care Center, Inc.	Educational Services	Term Loan	Prime plus 2.75%	4/18/2038	151.0	146.7	147.9	0.09%
Capital Scrap Metal, LLC and Powerline Investment, LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	3/29/2038	500.0	463.9	467.5	0.28%
MRM Supermarkets Inc. dba Constantins Breads; Dallas Gourmet Breads	Food Manufacturing	Term Loan	Prime plus 2.75%	3/29/2038	336.0	325.8	303.2	0.18%
1258 Hartford TPKE, LLC (EPC) and Phelps and Sons, Inc. (OC)	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	3/29/2038	124.6	120.8	114.3	0.07%
A & M Commerce, Inc. dba Cranberry Sunoco	Gasoline Stations	Term Loan	Prime plus 2.75%	3/27/2038	330.3	320.0	313.9	0.19%
Xela Pack, Inc. and Aliseo and Catherine Gentile	Paper Manufacturing	Term Loan	Prime plus 2.75%	3/27/2028	271.8	252.1	250.6	0.15%
Neyra Industries, Inc. and Edward Neyra	Nonmetallic Mineral Product Manufacturing	Term Loan	Prime plus 2.75%	3/27/2023	217.5	189.4	185.0	0.11%
Gator Communications Group, LLC dba Harvard Printing Group	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	3/27/2023	17.3	15.5	14.2	0.01%
American Diagnostic Imaging, Inc. dba St. Joseph Imaging Center	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	3/25/2038	537.5	521.1	497.8	0.30%
Michael A. and Heather R. Welsch dba Art & Frame Etc.	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	3/22/2038	67.5	65.4	63.9	0.04%
M & H Pine Straw Inc. and Harris L. Maloy	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	3/21/2023	288.8	251.6	235.9	0.14%
Truth Technologies Inc. dba Truth Technologies Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/21/2023	79.5	69.2	60.1	0.04%
J. Kinderman & Sons Inc., dba BriteStar Inc.	Electrical Equipment, Appliance, and Component Manufacturing	Term Loan	Prime plus 2.75%	3/20/2023	181.3	157.8	156.0	0.09%
Stellar Environmental, LLC	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	3/18/2023	56.3	49.0	46.7	0.03%
Sound Manufacturing, Inc. and Monster Power Equipment Inc.	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	3/15/2023	523.0	455.9	417.3	0.25%
N.S and Z, Inc. dba Panos Pastry and Bakery and Jovinar’s Chocolates	Food Manufacturing	Term Loan	Prime plus 2.75%	3/15/2038	129.3	125.5	126.5	0.08%
Golden Gate Lodging, LLC (OC)	Accommodation	Term Loan	Prime plus 2.75%	3/12/2038	115.0	111.5	108.9	0.07%
Aldine Funeral Chapel, LLC dba Aldine Funeral Chapel	Personal and Laundry Services	Term Loan	Prime plus 2.75%	3/8/2038	73.8	35.5	35.8	0.02%
River Club Golf Course Inc. dba The River Club	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	2/28/2038	475.2	459.9	445.9	0.27%
Bakhtar Group, LLC dba Malmaison	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/28/2023	103.8	90.4	76.6	0.05%
Osceola River Mill, LLC (EPC) Ironman Machine, Inc. (OC)	Machinery Manufacturing	Term Loan	Prime plus 2.75%	2/20/2038	86.3	83.5	81.5	0.05%
Grand Manor Realty, Inc. & Kevin LaRoe	Real Estate	Term Loan	Prime plus 2.75%	2/20/2023	21.8	19.0	16.1	0.01%
Java Warung, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/19/2038	51.0	49.5	48.5	0.03%
Pacheco Investments, LLC (EPC) Pacheco Brothers Gardening Inc. (OC)	Administrative and Support Services	Term Loan	Prime plus 2.75%	2/15/2038	425.0	410.0	403.5	0.24%
Nancy & Karl Schmidt (EPC) Moments to Remember USA, LLC	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	2/15/2038	106.3	102.9	100.6	0.06%

See accompanying notes to these consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2014
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Orient Express, Inc. dba Spracht, Celltek, ODI	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	2/12/2023	$84.9	$72.4	$61.3	0.04%
Knits R Us, Inc. dba NYC Sports/Mingle	Textile Mills	Term Loan	Prime plus 2.75%	2/11/2038	125.0	121.0	122.0	0.07%
North Country Transport, LLC	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	2/6/2023	15.0	13.0	12.8	0.01%
MJD Investments, LLC dba The Community Day School	Social Assistance	Term Loan	Prime plus 2.75%	1/31/2038	258.3	249.6	239.6	0.14%
EZ Towing, Inc.	Support Activities for Transportation	Term Loan	Prime plus 2.75%	1/31/2023	145.0	124.5	110.3	0.07%
Sherill Universal City dba Golden Corral	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/28/2038	440.5	427.4	411.7	0.25%
Macho LLC (EPC) Madelaine Chocolate Novelties Inc (OC) dba The Madelai	Food Manufacturing	Term Loan	Prime plus 2.75%	12/31/2037	500.0	484.6	488.3	0.29%
WI130, LLC (EPC) & Lakeland Group, Inc. (OC) dba Lakeland Electrical	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	12/31/2028	271.5	250.9	226.0	0.14%
Elegant Fireplace Mantels, Inc. dba Elegant Fireplace Mantels	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/31/2022	97.5	83.0	70.8	0.04%
John Duffy Fuel Co., Inc.	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	12/28/2022	513.8	437.5	428.7	0.26%
Babie Bunnie Enterprises Inc. dba Triangle Mothercare	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/28/2022	46.3	39.3	33.3	0.02%
Polpo Realty LLC (EPC) & Polpo Restaurant LLC (OC)	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/27/2037	517.5	500.9	504.8	0.30%
Trailer One, Inc. and Trailer One Storage, Inc.	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	12/27/2022	166.8	142.0	140.3	0.08%
Martin L Hopp, MD PHD, A Medical Corp (OC)	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/21/2022	66.3	56.2	50.0	0.03%
Ezzo Properties, LLC and Great Lakes Cleaning, Inc.	Administrative and Support Services	Term Loan	Prime plus 2.75%	12/20/2027	389.6	357.0	317.0	0.19%
Pioneer Window Holdings, Inc. and Subsidiaries dba Pioneer Windows	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	12/20/2022	225.0	195.2	176.8	0.11%
The Amendments Group, LLC dba Brightstar	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/17/2022	22.5	19.1	18.9	0.01%
G.M. Pop’s, Inc. & S.D. Food, Inc. dba Popeyes Louisiana Kitchen	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/11/2022	127.1	108.2	94.4	0.06%
Color By Number 123 Designs, Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/11/2022	42.5	35.9	35.4	0.02%
Aegis Creative Communications, Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	11/30/2022	387.5	302.5	256.0	0.15%
Cheryle A Baptiste and Cheryle Baptiste DDS PLLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	11/30/2037	286.5	277.1	272.1	0.16%
Summit Treatment Services, Inc. dba Summit Treatment Services	Social Assistance	Term Loan	Prime plus 2.75%	11/30/2037	136.5	131.9	118.7	0.07%
214 North Franklin, LLC and Winter Ventures, Inc.	Nonstore Retailers	Term Loan	Prime plus 2.75%	11/29/2037	153.9	148.2	140.7	0.08%
Daniel Gordon and Erin Gordon and Silver Lining Stables CT, LLC	Support Activities for Agriculture and Forestry	Term Loan	Prime plus 2.75%	11/28/2037	223.8	215.7	215.4	0.13%
Richmond Hill Mini Market, LLC	Food and Beverage Stores	Term Loan	Prime plus 2.75%	11/27/2037	185.3	178.6	174.8	0.11%
D&L Rescources, Inc. dba The UPS Store	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	11/27/2022	9.8	8.2	7.0	—%
DRV Enterprise, Inc. dba Cici’s Pizza # 339	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/26/2022	65.0	53.6	53.0	0.03%
Pioneer Windows Manufacturing Corp, Pioneer Windows	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	11/21/2022	275.0	236.7	214.2	0.13%
U & A Food and Fuel, Inc. dba Express Gas & Food Mart	Gasoline Stations	Term Loan	Prime plus 2.75%	11/21/2037	96.3	92.7	93.4	0.06%

See accompanying notes to these consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2014
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Clean Brothers Company Inc. dba ServPro of North Washington County	Repair and Maintenance	Term Loan	Prime plus 2.75%	11/21/2022	$17.0	$14.3	$12.7	0.01%
R & J Petroleum, LLC (EPC) Manar USA, Inc. (OC)	Gasoline Stations	Term Loan	Prime plus 2.75%	11/20/2037	180.0	173.3	171.3	0.10%
PGH Groceries, LLC DBA The Great American Super	Food and Beverage Stores	Term Loan	Prime plus 2.75%	11/19/2037	68.8	66.3	64.9	0.04%
St Judes Physical Therapy P.C.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	11/19/2022	21.0	17.7	17.5	0.01%
Hi-Def Imaging, Inc. dba SpeedPro Imaging	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	11/9/2022	22.2	18.7	16.5	0.01%
Reidville Hydraulics & Mfg Inc. dba Summit Farms, LLC	Machinery Manufacturing	Term Loan	Prime plus 2.75%	11/2/2037	265.9	256.2	237.4	0.14%
Big Apple Entertainment Partners, LLC d/b/a Ripley’s Believe It or Not	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	10/26/2022	180.0	154.2	130.5	0.08%
Chickamauga Properties, Inc. and MSW Enterprises, LLP	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	10/19/2022	59.8	50.0	49.4	0.03%
LA Diner Inc. dba Loukas L A Diner	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/28/2037	677.5	652.1	657.0	0.39%
Spire Investment Partners, LLC	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	9/28/2022	258.8	215.0	181.9	0.11%
ATC Fitness, LLC dba Around the Clock Fitness	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/28/2022	180.0	154.0	143.8	0.09%
University Park Retreat, LLC dba Massage Heights	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/27/2022	76.0	63.0	62.3	0.04%
Europlast Ltd.	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	9/26/2022	743.9	680.4	655.1	0.39%
Forno Italiano Di Nonna Randazzo, LLC dba Nonna Randazzo’s Bakery	Food and Beverage Stores	Term Loan	Prime plus 2.75%	9/26/2037	183.8	177.7	171.1	0.10%
LaSalle Market and Deli EOK Inc. and Rugen Realty, LLC dba LaSalle Mark	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/21/2037	252.3	242.1	232.1	0.14%
O’Rourkes Diner, LLC dba O’Rourke’s Diner	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/19/2037	65.5	62.9	59.7	0.04%
AdLarge Media, LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/13/2022	250.0	207.7	175.7	0.11%
Vision Network Solutions, Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/12/2022	19.5	16.2	13.7	0.01%
R2 Tape, Inc. dba Presto Tape	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	8/31/2037	367.5	352.1	354.7	0.21%
R2 Tape Inc. dba Presto Tape	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	8/31/2022	155.0	127.5	125.9	0.08%
AJK Enterprise, LLC dba AJK Enterprise, LLC	Truck Transportation	Term Loan	Prime plus 2.75%	8/27/2022	16.5	13.6	13.1	0.01%
New Image Building Services, Inc. dba New Image Repair Services	Repair and Maintenance	Term Loan	Prime plus 2.75%	8/23/2037	285.7	273.7	252.7	0.15%
Suncoast Aluminum Furniture, Inc.	Furniture and Related Product Manufacturing	Term Loan	Prime plus 2.75%	8/17/2037	360.0	344.9	345.7	0.21%
Matchless Transportation, LLC dba First Class Limo	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	8/3/2022	185.0	153.1	139.8	0.08%
Hofgard & Co., Inc. dba HofgardBenefits	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	7/27/2022	107.3	87.4	81.8	0.05%
Georgia Safe Sidewalks, LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	7/27/2022	15.0	12.1	11.1	0.01%
Scoville Plumbing & Heating Inc. and Thomas P. Scoville	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	7/25/2022	50.0	42.9	41.9	0.03%

See accompanying notes to these consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2014
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Havana Central (NY) 5, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/29/2022	$1,166.8	$984.7	$956.2	0.57%
Central Tire, Inc. dba Cooper Tire & Auto Services	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/29/2037	288.5	275.2	272.9	0.16%
WPI, LLC	Transportation Equipment Manufacturing	Term Loan	Prime plus 2.75%	6/29/2024	129.5	110.1	104.7	0.06%
Karykion, Corporation dba Karykion Corporation	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/28/2022	194.0	157.3	156.9	0.09%
Jenkins-Pavia Corporation dba Victory Lane Quick Oil Change	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/27/2037	69.8	66.5	66.9	0.04%
KIND-ER-ZZ Inc. dba Kidville	Educational Services	Term Loan	Prime plus 2.75%	6/15/2022	50.0	40.1	36.6	0.02%
Graphish Studio, Inc. and Scott Fishoff	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/14/2022	20.3	16.4	14.9	0.01%
TNDV: Television, LLC	Motion Picture and Sound Recording Industries	Term Loan	Prime plus 2.75%	6/13/2022	127.5	103.2	98.8	0.06%
Spectrumit, Inc, (OC) dba LANformation	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	5/31/2030	154.9	141.7	140.0	0.08%
5091, LLC and TR/AL, LLC d/b/a Cafe Africana	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/31/2037	121.3	115.8	116.4	0.07%
ALF, LLC (EPC) Mulit-Service Eagle Tires (OC)	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	5/31/2037	62.9	59.9	59.9	0.04%
Craig R Freehauf d/b/a Lincoln Theatre	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	5/31/2022	47.9	31.8	31.7	0.02%
Lefont Theaters, Inc.	Motion Picture and Sound Recording Industries	Term Loan	Prime plus 2.75%	5/30/2022	137.0	109.9	104.7	0.06%
Christou Real Estate Holdings, LLC dba Tops American Grill	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/17/2037	284.0	270.3	273.5	0.16%
Tracey Vita-Morris dba Tracey Vita’s School of Dance	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	5/10/2022	22.5	18.1	16.5	0.01%
STK Ventures Inc. dba JP Dock Service & Supply	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	5/9/2037	131.8	126.1	125.3	0.08%
Bisson Transportation, Inc.	Truck Transportation	Term Loan	Prime plus 2.75%	5/7/2037	588.1	570.2	560.0	0.34%
Bisson Moving & Storage Company Bisson Transportation Inc.	Truck Transportation	Term Loan	Prime plus 2.75%	5/7/2022	528.8	440.8	426.5	0.26%
Fair Deal Food Mart Inc. dba Neighbors Market	Gasoline Stations	Term Loan	Prime plus 2.75%	5/3/2037	381.3	363.0	370.4	0.22%
Custom Software, Inc. a Colorado Corporation dba M-33 Access	Broadcasting (except Internet)	Term Loan	Prime plus 2.75%	4/30/2022	125.0	103.1	101.7	0.06%
Tanner Optical, Inc. dba Murphy Eye Care	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	4/27/2022	8.3	6.6	6.4	—%
Gator Communications Group, LLC dba Harvard Printing Group	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	4/25/2022	228.8	187.7	176.1	0.11%
Zane Filippone Co Inc. dba Culligan Water Conditioning	Nonstore Retailers	Term Loan	Prime plus 2.75%	4/12/2022	558.2	447.7	429.7	0.26%
Indoor Playgrounds Limited Liability Company dba Kidville	Educational Services	Term Loan	Prime plus 2.75%	4/5/2022	19.5	12.9	12.4	0.01%
Gator Communications Group, LLC dba Harvard Printing Group	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	3/30/2022	466.3	378.5	355.0	0.21%
Brandywine Picnic Park, Inc. and B.Ross Capps & Linda Capps	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/30/2031	231.5	212.5	215.1	0.13%
Access Staffing, LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	3/30/2022	187.5	147.7	134.6	0.08%
Willow Springs Golf Course, Inc. & JC Lindsey Family Limited Partners	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/29/2037	755.4	721.9	736.3	0.44%

See accompanying notes to these consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2014
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Manuel P. Barrera and Accura Electrical Contractor, Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	3/23/2028	$103.7	$92.4	$87.6	0.05%
Shweiki Media, Inc. dba Study Breaks Magazine	Publishing Industries (except Internet)	Term Loan	Prime plus 2.75%	3/22/2027	1,178.8	1,036.8	997.5	0.60%
BCD Holdings, LLC and H-MA, LLC d/b/a/ Hawaii Mainland Administrators	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	3/2/2022	451.3	343.7	315.9	0.19%
ATC Fitness, LLC d/b/a Around the Clock	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	2/28/2022	10.2	8.0	7.7	—%
ATI Jet, Inc.	Air Transportation	Term Loan	Prime plus 2.75%	12/28/2026	852.8	738.5	717.5	0.43%
J. Kinderman & Sons, Inc. dba Brite Star Manufacturing Company	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	12/22/2036	495.0	469.1	478.4	0.29%
K’s Salon 1, LLC d/b/a K’s Salon	Personal and Laundry Services	Term Loan	Prime plus 2.75%	12/20/2021	73.6	56.4	51.4	0.03%
15 Frederick Place, LLC & Pioneer Windows Holdings Inc. & Subs	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	12/16/2021	250.0	194.1	193.3	0.12%
GP Enterprises, LLC and Gibson Performance Corporation	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	12/15/2036	727.5	686.5	700.0	0.42%
GP Enterprises, LLC and Gibson Performance Corporation	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	12/15/2036	522.5	493.1	502.8	0.30%
M & H Pinestraw, Inc. and Harris L. Maloy	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	12/15/2021	238.3	183.0	172.7	0.10%
Maciver Corporation dba Indie Rentals & Division Camera	Rental and Leasing Services	Term Loan	Prime plus 2.75%	12/15/2021	130.8	99.9	97.5	0.06%
Taylor Transport, Inc.	Truck Transportation	Term Loan	Prime plus 2.75%	12/8/2021	515.5	387.6	375.2	0.23%
City Sign Service, Incorporated	Electrical Equipment, Appliance, and Component Manufacturing	Term Loan	Prime plus 2.75%	11/30/2025	165.8	142.0	140.3	0.08%
Scent-Sation, Inc. d/b/a Scent-Sation, Inc.	Textile Product Mills	Term Loan	Prime plus 2.75%	11/21/2021	337.5	285.2	284.0	0.17%
Thomas P. Scoville dba Scoville Plumbing & Heating, Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	11/16/2021	62.5	47.4	47.2	0.03%
MRM Supermarkets, Inc. dba Constantin’s Breads	Food Manufacturing	Term Loan	Prime plus 2.75%	11/10/2021	137.5	104.4	96.1	0.06%
K9 Bytes, Inc & Epazz, Inc dba K9 Bytes, Inc.	Publishing Industries (except Internet)	Term Loan	Prime plus 2.75%	10/26/2021	58.8	44.2	40.7	0.02%
Keans Korner, LLC d/b/a MobiMart	Gasoline Stations	Term Loan	Prime plus 2.75%	10/25/2036	938.3	881.9	888.7	0.53%
28 Cornelia Street Properties, LLC and Zouk, Ltd. dba Palma	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	10/25/2021	22.5	16.9	16.8	0.01%
C & G Engines Corp.	Transportation Equipment Manufacturing	Term Loan	Prime plus 2.75%	9/30/2021	1,041.5	773.8	726.5	0.44%
Robert E. Caves, Sr. and American Plank dba Caves Enterprises	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	9/30/2021	302.5	224.8	221.6	0.13%
PTK, Incorporated dba Night N Day 24 HR Convenience Store	Food and Beverage Stores	Term Loan	Prime plus 2.75%	9/30/2036	137.5	129.0	130.2	0.08%
39581 Garfield, LLC and Tri County Neurological Associates, P.C.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/30/2036	83.3	78.1	79.5	0.05%
39581 Garfield, LLC and Tricounty Neurological Associates, P.C.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/30/2036	28.5	26.6	27.1	0.02%
Big Apple Entertainment Partners, LLC dba Ripley’s Believe it or Not	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/28/2021	1,070.0	792.3	721.8	0.43%
Polymer Sciences, Inc. dba Polymer Sciences, Inc.	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	9/28/2036	422.6	396.8	403.0	0.24%

See accompanying notes to these consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2014
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Equity National Capital LLC & Chadbourne Road Capital, LLC	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	9/26/2021	$62.5	$46.5	$43.4	0.03%
Bryan Bantry Inc.	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	9/8/2021	400.0	203.3	185.3	0.11%
SBR Technologies d/b/a Color Graphics	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/31/2021	806.2	586.2	572.0	0.34%
Gator Communications Group, LLC dba Harvard Printing Group	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	8/31/2021	575.0	437.3	423.9	0.25%
Michael S. Decker & Janet Decker dba The Hen House Cafe	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/30/2036	16.4	15.4	15.4	0.01%
Qycell Corporation	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	8/19/2021	187.5	130.4	129.9	0.08%
Trademark Equipment Company Inc. and David A. Daniel	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	8/19/2036	133.6	125.1	125.1	0.08%
A & A Auto Care, LLC d/b/a A & A Auto Care, LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	8/12/2036	101.0	94.8	96.2	0.06%
Valiev Ballet Academy, Inc.	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	8/12/2036	91.5	85.7	85.2	0.05%
LaHoBa, LLC d/b/a Papa John’s	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/3/2036	77.5	72.1	73.5	0.04%
Kelly Chon, LLC dba Shi-Golf	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	7/29/2021	17.5	9.4	9.4	0.01%
MTV Bowl, Inc. dba Legend Lanes	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/30/2036	248.5	232.3	234.7	0.14%
Lisle Lincoln II Limited Partnership dba Lisle Lanes LP	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/29/2036	338.1	326.7	335.6	0.20%
Jenny’s Wunderland, Inc.	Social Assistance	Term Loan	Prime plus 2.75%	6/29/2036	160.5	150.4	151.2	0.09%
Lavertue Properties, LLP dba Lavertue Properties	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	6/29/2036	44.8	42.0	43.1	0.03%
Spire Investment Partners, LLC	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	6/22/2021	250.0	180.6	172.4	0.10%
Custom Software, Inc. a Colorado Corporation dba M-33 Access	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/17/2021	426.0	320.4	320.1	0.19%
Red Star Incorporated dba Pro Import Company	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	6/15/2036	184.8	172.8	175.9	0.11%
Pierce Developments, Inc. dba Southside Granite	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	6/13/2036	256.1	239.1	240.4	0.14%
Major Queens Body & Fender Corp.	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/10/2021	28.6	20.9	20.9	0.01%
J&K Fitness, LLC dba Physiques Womens Fitness Center	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/8/2036	449.3	421.0	428.6	0.26%
Peanut Butter & Co., Inc. d/b/a Peanut Butter & Co.	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	6/3/2021	65.5	45.8	43.8	0.03%
Fleming Marketing, LLC dba Instant Imprints of Longmont	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	5/31/2021	7.5	5.4	5.3	—%
Demand Printing Solutions, Inc. and MLM Enterprises, LLC d/b/a Demand	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	5/27/2021	16.5	11.8	11.9	0.01%
Modern on the Mile, LLC dba Ligne Roset	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	5/25/2021	212.5	151.2	148.2	0.09%

See accompanying notes to these consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2014
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
MSM Healthcare Solutions, Inc. d/b/a BrightStar Care of Tinley Park	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	4/26/2021	$46.0	$32.5	$31.0	0.02%
Music Mountain Water Company, LLC	Beverage and Tobacco Product Manufacturing	Term Loan	Prime plus 2.75%	4/25/2036	138.1	128.2	131.7	0.08%
Profile Performance, Inc. and Eidak Real Estate, LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	4/20/2036	127.5	118.6	121.8	0.07%
Northwind Outdoor Recreation, Inc. dba Red Rock Wilderness Store	Nonstore Retailers	Term Loan	Prime plus 2.75%	4/18/2036	129.5	120.4	123.7	0.07%
3 A Realty, LLC dba Interior Climate Solutions, Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	4/13/2036	170.0	157.6	158.6	0.10%
Maciver Corporation dba Indie Rentals	Rental and Leasing Services	Term Loan	Prime plus 2.75%	4/4/2021	625.0	440.3	437.5	0.26%
Danjam Enterprises, LLC dba Ariel Dental Care	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	3/30/2021	3.8	2.7	2.7	—%
Danjam Enterprises, LLC dba Ariel Dental Care	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	3/29/2023	93.0	71.0	70.6	0.04%
Michael S. Korfe dba North Valley Auto Repair	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/24/2036	15.5	14.4	14.8	0.01%
Actknowledge, Inc. dba Actknowledge	Personal and Laundry Services	Term Loan	Prime plus 2.75%	3/21/2021	57.3	40.1	38.2	0.02%
Stamford Car Wash d/b/a Stamford Car Wash	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/11/2036	19.7	18.3	18.8	0.01%
Food & Beverage Associates Of N.J. Inc.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/11/2021	10.0	6.8	6.8	—%
Key Products I&II, Inc. dba Dunkin’ Donuts/Baskin-Robbins	Food and Beverage Stores	Term Loan	Prime plus 2.75%	3/10/2021	153.0	107.0	103.1	0.06%
Stephen Frank, Patricia Frank and Suds Express, LLC dba Frank Chiropra	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	2/25/2023	63.0	45.9	46.1	0.03%
SuzyQue’s, LLC dba Suzy Que’s	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/11/2036	61.0	56.7	58.0	0.03%
Little People’s Village, LLC dba Little People’s Village	Social Assistance	Term Loan	Prime plus 2.75%	1/31/2036	31.1	28.7	29.5	0.02%
Seagate Group Holdings, Inc. dba Seagate Logistics, Inc.	Support Activities for Transportation	Term Loan	Prime plus 2.75%	1/28/2036	113.4	104.7	107.5	0.06%
Joseph the Worker, Inc. d/b/a BrightStar of Plymouth County	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	1/28/2021	12.5	8.6	8.2	—%
Nicholas Dugger dba TNDV: Television LLC.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	1/24/2021	100.8	70.5	67.3	0.04%
Metro Used Cars Inc. dba Metro Auto Center	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	1/14/2027	117.6	98.5	98.6	0.06%
Patrageous Enterprises, LLC dba Incredibly Edible Delites of Laurel	Food and Beverage Stores	Term Loan	Prime plus 2.75%	12/29/2020	7.6	5.1	4.8	—%
Chickamauga Properties, Inc., MSW Enterprises, LLP	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/22/2035	189.5	174.9	179.6	0.11%
Chickamauga Properties, Inc., MSW Enterprises, LLP	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/22/2035	74.3	68.9	70.7	0.04%
Marine Container Services, Inc. & Management Consulting Brokerage, Inc	Truck Transportation	Term Loan	Prime plus 2.75%	12/21/2020	50.3	33.8	33.8	0.02%
Shree OM Lodging, LLC dba Royal Inn	Accommodation	Term Loan	Prime plus 2.75%	12/17/2035	27.7	25.5	26.0	0.02%
Svetavots Corporation dba Brightstar Healthcare of Montgomery County	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/13/2020	20.5	13.8	13.1	0.01%
Lodin Medical Imaging, LLC dba Watson Imaging Center	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/1/2020	66.4	43.5	43.4	0.03%
Robert F. Schuler and Lori A. Schuler dba Bob’s Service Center	Repair and Maintenance	Term Loan	Prime plus 2.75%	11/30/2035	34.0	31.3	32.1	0.02%

See accompanying notes to these consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2014
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Justforfungames, Inc.	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	11/19/2035	$50.0	$45.3	$46.4	0.03%
Any Garment Cleaner-East Brunswick, Inc. dba Any Garment Cleaner	Personal and Laundry Services	Term Loan	Prime plus 2.75%	11/18/2020	42.5	23.7	23.7	0.01%
Lebenthal Holdings, LLC and Lebenthal & Co., LLC	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	11/16/2020	200.0	133.4	127.2	0.08%
West Cobb Enterprises, Inc. and Advanced Eye Associates, LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	11/12/2035	148.7	136.9	138.2	0.08%
R2 Tape, Inc. dba Presto Tape	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	10/20/2020	224.4	148.2	147.4	0.09%
Lincoln Park Physical Therapy	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	10/20/2020	43.5	28.6	28.6	0.02%
Jade Automotive d/b/a Sears Hometown Store	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	10/6/2035	146.6	135.0	138.6	0.08%
Stamford Property Holdings, LLC & Stamford Car Wash, LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	10/4/2035	122.5	113.2	116.2	0.07%
Wise Forklift Inc.	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	10/1/2020	296.9	190.2	190.2	0.11%
Elan Realty, LLC and Albert Basse Asociates, Inc.	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	9/30/2035	228.2	209.1	214.5	0.13%
K9 Bytes, Inc. & Epazz, Inc. dba K9 Bytes, Inc.	Publishing Industries (except Internet)	Term Loan	Prime plus 2.75%	9/30/2020	18.5	12.0	11.5	0.01%
Success Express, Inc. dba Success Express	Couriers and Messengers	Term Loan	Prime plus 2.75%	9/29/2020	91.8	59.6	56.8	0.03%
Adams & Hancock, LLC dba Brightstar Overland Park & Jordon & Pippen, LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/27/2020	19.8	8.0	8.0	—%
Modern Manhattan, LLC	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	9/20/2020	204.0	133.1	127.6	0.08%
Dirk’s Trucking, LLC dba Dirk’s Trucking	Truck Transportation	Term Loan	Prime plus 2.75%	9/17/2020	17.7	11.4	11.1	0.01%
Newsome Trucking Inc. and Kevin Newsome	Truck Transportation	Term Loan	Prime plus 2.75%	9/2/2035	423.1	387.7	397.9	0.24%
California College of Communications, Inc.	Educational Services	Term Loan	Prime plus 2.75%	11/2/2020	172.5	113.9	108.6	0.07%
Rudy & Louise Chavez dba Clyde’s Auto and Furniture Upholstery	Repair and Maintenance	Term Loan	Prime plus 2.75%	9/2/2035	50.1	45.9	47.1	0.03%
DDLK Investments, LLC d/b/a Smoothie King	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/30/2020	7.5	4.5	4.5	—%
Kino Oil of Texas, LLC dba Kino Oil	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	8/27/2020	60.0	38.5	36.7	0.02%
Kino Oil of Texas, LLC dba Kino Company	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	8/27/2035	12.0	10.8	11.1	0.01%
Planet Verte, LLC d/b/a Audio Unlimited	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/20/2020	40.0	25.8	24.7	0.01%
Sunmar, Inc. dba Creative Cooking	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/19/2035	51.7	47.4	48.6	0.03%
Members Only Software	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/30/2020	40.3	25.7	25.1	0.02%
New Life Holdings, LLC and Certified Collision Services, Inc.	Repair and Maintenance	Term Loan	Prime plus 2.75%	7/29/2035	76.2	68.7	69.8	0.04%
Quest Logic Investments, LLC dba Dairy Queen	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/30/2035	105.0	95.8	98.6	0.06%
ActKnowledge, Inc dba ActKnowledge	Personal and Laundry Services	Term Loan	Prime plus 2.75%	6/30/2020	50.0	31.4	31.5	0.02%

See accompanying notes to these consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2014
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
I-90 RV & Auto Supercenter	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	6/29/2035	$74.9	$68.2	$70.3	0.04%
WeaverVentures, Inc. dba The UPS Store	Postal Service	Term Loan	Prime plus 2.75%	7/28/2020	23.8	15.1	14.7	0.01%
Zouk, Ltd. dba Palma	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/25/2020	27.5	17.7	17.7	0.01%
CJ Park Inc. dba Kidville Midtown West	Educational Services	Term Loan	Prime plus 2.75%	6/25/2020	26.4	13.3	12.9	0.01%
Emotion in Motion Dance Center Limited Liability Company	Personal and Laundry Services	Term Loan	Prime plus 2.75%	7/25/2020	5.4	2.7	2.7	—%
H.H. Leonards Trust and Potomac Fund, LLC	Accommodation	Term Loan	Prime plus 2.75%	7/23/2020	62.0	24.0	24.0	0.01%
B&B Fitness and Barbell, Inc. dba Elevations Health Club	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/22/2035	242.1	221.5	226.4	0.14%
Tanner Optical Inc. dba Murphy Eye Care	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/22/2035	94.6	86.6	88.0	0.05%
M & H Pine Straw, Inc. and Harris Maloy	Support Activities for Agriculture and Forestry	Term Loan	Prime plus 2.75%	7/10/2020	67.5	42.8	42.3	0.03%
Excel RP, Inc./Kevin and Joann Foley	Machinery Manufacturing	Term Loan	Prime plus 2.75%	7/8/2028	50.0	42.1	42.8	0.03%
ValleyStar, Inc. dba BrightStar Healthcare	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/28/2020	7.5	4.7	4.6	—%
ValleyStar, Inc. dba BrightStar HealthCare	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/28/2020	0.6	3.8	3.7	—%
Atlanta Vascular Research Organization, Inc. dba Atlanta Vascular Found	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/6/2020	24.3	15.6	15.6	0.01%
Diag, LLC dba Kidville	Educational Services	Term Loan	Prime plus 2.75%	6/21/2020	37.5	23.1	22.5	0.01%
Danjam Enterprises, LLC dba Ariel Dental Care	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	3/31/2035	204.0	185.2	188.7	0.11%
M & H Pine Straw, Inc. and Harris L. Maloy	Support Activities for Agriculture and Forestry	Term Loan	6%	4/30/2020	183.3	111.8	110.5	0.07%
Clearbay Enterprises, Inc. dba First Class Kennels	Personal and Laundry Services	Term Loan	Prime plus 2.75%	4/30/2034	60.0	53.9	55.4	0.03%
New Economic Methods, LLC dba Rita’s	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/15/2020	24.8	1.1	1.1	—%
Cocoa Beach Parasail Corp. dba Cocoa Beach Parasail	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	4/26/2020	6.3	3.8	3.7	—%
Marine Container Services, Inc.	Truck Transportation	Term Loan	Prime plus 2.75%	4/25/2020	142.6	76.4	76.4	0.05%
JRJG, Inc. dba BrightStar HealthCare-Naperville/Oak Brook	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	4/23/2020	15.0	9.1	8.9	0.01%
Caring Hands Pediatrics, P.C. dba Caring Hands Pediatrics	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	4/9/2020	14.5	8.9	8.6	0.01%
Vortex Automotive, LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/5/2035	76.6	69.4	71.0	0.04%
Adams and Hancock, LLC dba BrightStar Overland Park	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	3/31/2020	43.6	21.6	21.1	0.01%
ATC Fitness, LLC dba Around the Clock Fitness	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	2/28/2019	15.0	8.0	8.0	—%
Lahoba, LLC dba Papa John’s Pizza	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/30/2034	42.5	38.4	39.2	0.02%
Music Mountain Water Company, LLC dba Music Mountain Water Co.	Beverage and Tobacco Product Manufacturing	Term Loan	Prime plus 2.75%	12/29/2019	185.4	107.6	107.7	0.06%
Animal Intrusion Prevention Systems Holding Company, LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	3/29/2024	126.5	94.9	94.4	0.06%
Bonet Kidz Inc. dba Kidville	Educational Services	Term Loan	Prime plus 2.75%	3/16/2020	15.5	6.4	6.3	—%

See accompanying notes to these consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2014
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
CMA Consulting dba Construction Management Associates	Construction of Buildings	Term Loan	Prime plus 2.75%	12/11/2019	$58.5	$32.9	$32.0	0.02%
David A. Nusblatt, D.M.D, P.C.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/11/2019	9.0	5.2	5.2	—%
KMC RE, LLC & B&B Kennels	Personal and Laundry Services	Term Loan	Prime plus 2.75%	11/19/2034	58.3	52.4	53.5	0.03%
Demand Printing Solutions, Inc.	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	12/12/2019	10.0	5.7	5.7	—%
Planet Verte, LLC dba Audio Unlimited of Oceanside	Administrative and Support Services	Term Loan	Prime plus 2.75%	11/28/2019	57.0	32.2	31.4	0.02%
Demand Printing Solutions, Inc.	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	10/29/2034	147.5	132.4	136.1	0.08%
Lebenthal Holdings, LLC and Lebenthal & Co., LLC	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	6/29/2019	500.0	53.0	52.5	0.03%
Supreme Screw Products, Inc. and Misha Migdal	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	4/17/2019	308.2	152.5	152.5	0.09%
Gray Tree Service, Inc.	Administrative and Support Services	Term Loan	Prime plus 2.75%	12/18/2018	50.0	23.7	23.7	0.01%
Healthcare Interventions, Inc. dba Brightstar HealthCare	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	3/15/2016	8.3	1.4	1.4	—%
Envy Salon & Spa, LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	12/4/2018	20.3	9.4	9.3	0.01%
Gourmet to You, Inc.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/28/2019	12.1	5.7	5.7	—%
Carnagron, LLC dba GearBling	Apparel Manufacturing	Term Loan	Prime plus 2.75%	11/1/2018	6.9	3.1	3.1	—%
Grapevine Professional Services, Inc.	Administrative and Support Services	Term Loan	Prime plus 2.75%	1/22/2019	8.2	3.8	3.7	—%
Inflate World Corporation	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/30/2018	7.5	2.6	2.6	—%
Cool Air Solutions, Inc. dba Graham Heating & Air Conditioning	Specialty Trade Contractors	Term Loan	Prime plus 2%	12/27/2018	411.5	190.3	187.0	0.11%
Peter Thomas Roth Labs, LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	9/26/2018	425.0	189.0	188.5	0.11%
Dream Envy, Ltd. d/b/a Massage Envy	Personal and Laundry Services	Term Loan	Prime plus 2.75%	11/9/2018	88.0	39.8	39.7	0.02%
K & D Family and Associates, Inc. dba Philly Pretzel Factory	Food and Beverage Stores	Term Loan	Prime plus 2.75%	8/5/2018	81.3	35.2	35.2	0.02%
Seven Stars Enterprises, Inc. dba Atlanta Bread Company	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/30/2018	86.3	36.0	36.0	0.02%
CBA D&A Pope, LLC dba Christian Brothers Automotive	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/14/2018	144.9	61.5	61.3	0.04%
Gilbert Chiropractic Clinic, Inc.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/7/2018	22.5	9.1	9.1	0.01%
Beer Table, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/8/2018	10.5	3.7	3.7	—%
D & D’s Divine Beauty School of Esther, LLC	Educational Services	Term Loan	6%	8/1/2031	57.7	53.9	55.4	0.03%
Daniel S. Fitzpatrick dba Danny’s Mobile Appearance Reconditioning Service	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/29/2018	9.4	3.7	3.7	—%
Burks & Sons Development, LLC dba Tropical Smoothie Café	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/22/2018	49.8	19.6	19.7	0.01%
Shivsakti, LLC dba Knights Inn	Accommodation	Term Loan	Prime plus 2.75%	12/20/2032	92.5	78.9	81.2	0.05%
Bliss Coffee and Wine Bar, LLC	Food Services and Drinking Places	Term Loan	6%	3/19/2018	87.5	73.0	72.8	0.04%

See accompanying notes to these consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2014
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Zog Inc.	Other Information Services	Term Loan	6%	3/17/2018	$97.5	$81.9	$81.6	0.05%
Saan M. Saelee dba Saelee’s Delivery Service	Truck Transportation	Term Loan	Prime plus 2.75%	3/12/2018	9.8	3.9	3.9	—%
A & A Acquisition, Inc. dba A & A International	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	2/15/2018	100.0	37.7	37.7	0.02%
Enewhere Custom Canvas, LLC	Textile Product Mills	Term Loan	Prime plus 2.75%	2/15/2018	12.0	4.7	4.7	—%
All American Printing	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	10/26/2032	69.8	40.1	41.3	0.02%
Seo’s Paradise Cleaners, Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	1/19/2018	9.8	3.2	3.2	—%
Signs of Fortune, LLC dba FastSigns	Miscellaneous Manufacturing	Term Loan	Prime plus 2.5%	4/3/2023	434.4	349.6	348.7	0.21%
Margab, Inc. dba Smoothie King	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/28/2017	44.0	16.2	16.1	0.01%
Ameritocracy, Inc dba Ben and Jerry’s	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/18/2017	168.8	59.7	59.7	0.04%
RCB Enterprises, Inc.	Administrative and Support Services	Term Loan	Prime plus 2.75%	12/18/2017	21.2	9.6	9.5	0.01%
Timothy S. Strange dba Strange’s Mobile Apperance Reconditioning Service	Repair and Maintenance	Term Loan	Prime plus 2.75%	12/17/2017	8.5	2.4	2.4	—%
Parties By Pat, Inc. and Jose M. Martinez Jr.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/11/2017	93.1	33.4	33.2	0.02%
Tammy’s Bakery, Inc. dba Tammy’s Bakery	Food Manufacturing	Term Loan	Prime plus 2.75%	12/10/2017	71.8	26.7	26.5	0.02%
Maria C. Sathre and David N. Sathre dba Black Forest Liquor Store	Food and Beverage Stores	Term Loan	Prime plus 2.75%	11/28/2017	18.6	6.6	6.6	—%
The Design Shop, LLC	Textile Mills	Term Loan	Prime plus 2.75%	11/27/2027	247.5	191.9	196.0	0.12%
MJ Mortgage & Tax Services, Inc.	Credit Intermediation and Related Activities	Term Loan	Prime plus 2.75%	11/14/2017	6.9	2.3	2.3	—%
Kings Laundry, LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	10/30/2017	64.5	23.0	23.0	0.01%
Quality Engraving Services Inc. and Ian M. Schnaitman	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	10/17/2017	15.0	5.3	5.3	—%
Flourishing Fruits, LLC dba Edible Arrangements	Food Manufacturing	Term Loan	Prime plus 2.75%	12/29/2017	21.1	5.6	5.6	—%
Louis B. Smith dba LAQ Funeral Coach	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	9/15/2017	12.6	4.3	4.3	—%
Flint Batteries, LLC dba Batteries Plus of Flint	General Merchandise Stores	Term Loan	Prime plus 2.75%	8/29/2017	9.0	2.6	2.6	—%
1911 East Main Street Holdings, Corp.	Repair and Maintenance	Term Loan	Prime plus 2.75%	5/18/2032	15.8	13.3	13.7	0.01%
Metano IBC Services, Inc. and Stone Brook Leasing, LLC	Rental and Leasing Services	Term Loan	Prime plus 2.75%	8/17/2017	315.0	87.2	87.3	0.05%
Mala Iyer, MD dba Child and Family Wellness Center	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	8/11/2017	50.0	16.8	16.8	0.01%
South Dade Restoration Corp. dba Servpro of Kendall/Pinecrest	Administrative and Support Services	Term Loan	Prime plus 2.75%	8/10/2016	61.8	11.5	11.5	0.01%
Twietmeyer Dentistry PA	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/30/2017	148.9	47.1	47.1	0.03%
Lynden Evans Clarke, Jr.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/16/2017	10.0	2.9	2.9	—%
Water Works Laundromat, LLC	Personal and Laundry Services	Term Loan	Prime plus 2.25%	9/7/2027	267.3	204.5	203.0	0.12%
L.C.N. Investments, L.L.C. dba Max Muscle Sports Nutrition	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	5/27/2017	12.8	3.3	3.3	—%

See accompanying notes to these consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2014
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Dave Kris, and MDK Ram Corp.	Food and Beverage Stores	Term Loan	Prime plus 2.75%	2/5/2026	$221.0	$37.6	$38.3	0.02%
Saul A. Ramirez and Norma L. Trujillo	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/31/2017	6.0	1.6	1.6	—%
Eric R. Wise, D.C. dba Jamacha-Chase Chiropractic	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	4/30/2017	15.6	1.2	1.2	—%
No Thirst Software, LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	4/26/2017	6.8	1.5	1.5	—%
Zeroln Media, LLC	Data Processing, Hosting, and Related Services	Term Loan	Prime plus 2.75%	4/25/2017	7.5	2.2	2.2	—%
CCIPTA, LLC	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	1/17/2017	47.0	3.0	3.0	—%
Gill Express Inc. dba American Eagle Truck Wash	Repair and Maintenance	Term Loan	Prime plus 2.75%	1/5/2027	286.9	213.1	217.6	0.13%
Kyoshi Enterprises, LLC	Educational Services	Term Loan	Prime plus 2.75%	12/29/2016	22.5	5.8	5.8	—%
Spain Street, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/29/2017	63.0	4.5	4.5	—%
Aillaud Enterprises, LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/29/2017	13.8	0.9	0.9	—%
Nora A. Palma and Julio O Villcas	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/27/2017	56.3	3.1	3.1	—%
Jojan, Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.25%	12/18/2031	204.8	41.0	40.7	0.02%
Misri Liquors, Inc.	Food and Beverage Stores	Term Loan	Prime plus 2.75%	12/18/2016	67.5	16.7	16.7	0.01%
Contractors Pumping Service, Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	11/3/2016	9.9	0.9	0.9	—%
Vincent Allen Fleece dba Living Well Accessories and Water Camel	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	11/1/2016	3.8	0.8	0.8	—%
Houk Enterprises, Inc. d/b/a Max Muscle	Health and Personal Care Stores	Term Loan	Prime plus 2.75%	10/27/2019	46.3	8.1	8.2	—%
Smooth Grounds, Inc.	Food Services and Drinking Places	Term Loan	7.75%	10/11/2016	64.5	39.3	39.3	0.02%
Barr-None Coating Applicators, Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	9/20/2016	113.8	5.3	5.3	—%
Nelson Financial Services, LLC	Scenic and Sightseeing Transportation	Term Loan	Prime plus 2.75%	9/2/2016	57.0	3.0	3.0	—%
A + Quality Home Health Care, Inc.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	8/1/2016	22.5	1.7	1.7	—%
Flint Batteries, LLC	General Merchandise Stores	Term Loan	Prime plus 2.75%	7/21/2016	46.9	7.9	7.9	—%
Tesserah Tile Design, Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/29/2016	7.1	1.1	1.1	—%
It’s A Buffalo	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/26/2016	219.8	39.6	39.6	0.02%
Pro Levin Yoga, Incorporated d.b.a. Bikram’s Yoga College	Educational Services	Term Loan	Prime plus 2.75%	5/12/2016	16.4	3.1	3.1	—%
Cocoa Beach Parasail Corp.	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	5/5/2016	8.9	1.6	1.6	—%
Maynard Enterprises, Inc.	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	3/22/2016	22.5	1.4	1.4	—%
Fran-Car Corporation dba Horizon Landscape Management	Administrative and Support Services	Term Loan	Prime plus 2.75%	3/3/2028	407.8	179.8	184.0	0.11%
Head To Toe Personalized Pampering, Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	1/27/2031	52.0	9.8	10.0	0.01%
Olympia Fields Eyecare, Ltd.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	1/12/2016	15.0	1.9	1.9	—%

See accompanying notes to these consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2014
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Spencer Fitness, Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	1/11/2016	$6.0	$0.3	$0.3	—%
Maxwell Place, LLC	Nursing and Residential Care Facilities	Term Loan	6%	12/1/2015	1,076.8	861.1	860.1	0.52%
Hillside Fence Company, LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.25%	2/1/2020	206.5	61.5	61.2	0.04%
The K Dreyer Company	General Merchandise Stores	Term Loan	Prime plus 2.75%	12/20/2015	62.5	2.0	2.0	—%
Tuan D. Dang, OD, PA	Ambulatory Health Care Services	Term Loan	Prime plus 2.25%	12/7/2015	77.0	11.4	11.4	0.01%
Christopher F. Bohon & Pamela D. Bohon	Social Assistance	Term Loan	Prime plus 2.75%	10/28/2026	14.2	3.7	3.8	—%
Champion Pest Control Systems, Inc.	Administrative and Support Services	Term Loan	6%	10/20/2015	39.0	4.0	4.0	—%
JackRabbit Sports, Inc.	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	10/13/2015	125.0	14.1	14.0	0.01%
Polaris Press, LLC	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	9/29/2015	21.5	0.7	0.7	—%
Shree Om Lodging, LLC dba Royal Inn	Accommodation	Term Loan	Prime plus 2.75%	5/2/2030	333.3	67.1	68.9	0.04%
Jenchad, Inc and Chadjen, Inc.	Repair and Maintenance	Term Loan	Prime plus 2.125%	4/7/2025	462.5	55.9	55.2	0.03%
Pedzik’s Pets, LLC	Support Activities for Agriculture and Forestry	Term Loan	Prime plus 2.75%	3/31/2030	53.5	9.9	10.1	0.01%
Nancy Carapelluci & A & M Seasonal Corner Inc.	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	3/1/2025	106.9	17.1	17.4	0.01%
Saralar Corporated dba The UPS Store #5232	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	1/21/2015	40.3	0.1	0.1	—%
Major Queens Body & Fender Corp.	Repair and Maintenance	Term Loan	Prime plus 3.75%	12/17/2014	71.1	0.1	—	—%
Moonlight Multi Media Production, Inc.	Other Information Services	Term Loan	5.3%	2/1/2025	19.7	4.5	4.6	—%
McCallister Venture Group, LLC and Maw’s Vittles, Inc.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/30/2029	75.0	12.8	13.1	0.01%
Computer Renaissance dba Dante IT Services, Inc.	Electronics and Appliance Stores	Term Loan	Prime plus 3.75%	3/1/2018	100.0	3.8	3.9	—%
Prince Co., Inc.	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 1.5%	3/18/2029	187.5	31.7	30.0	0.02%
Chong Hun Im dba Kim’s Market	Food and Beverage Stores	Term Loan	Prime plus 2.5%	2/27/2024	80.0	11.4	11.5	0.01%
H & G Investments, L.C. dba Kwick Kar Josey Lane	Repair and Maintenance	Term Loan	5%	12/22/2028	317.5	92.1	88.7	0.05%
John B. Houston Funeral Home, Inc. dba George E. Cushnie Funeral Home	Personal and Laundry Services	Term Loan	Prime plus 2.75%	12/19/2028	78.8	13.7	14.0	0.01%
Center-Mark Car Wash, Ltd	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	5/18/2024	221.3	33.5	34.0	0.02%
Shuttle Car Wash, Inc. dba Shuttle Car Wash	Repair and Maintenance	Term Loan	Prime plus 2.25%	11/10/2028	109.8	19.1	19.0	0.01%
Akshar Group, LLC	Accommodation	Term Loan	6%	11/5/2028	321.3	54.2	55.6	0.03%
Min Hui Lin	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/30/2028	134.3	19.5	20.0	0.01%
Delta Partners, LLC dba Delta Carwash	Repair and Maintenance	Term Loan	Prime plus 2.5%	4/5/2029	280.9	47.1	47.5	0.03%
Oz B. Zamir dba Zamir Marble & Granite	Specialty Trade Contractors	Term Loan	Prime plus 2.5%	8/6/2028	54.0	9.2	9.3	0.01%
D & M Seafood, LLC d/b/a Rick’s Seafood	Food Manufacturing	Term Loan	Prime plus 2.75%	10/10/2015	400.0	1.5	1.5	—%

See accompanying notes to these consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2014
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Rama, Inc. dba Staybridge Suites	Accommodation	Term Loan	Prime plus 2%	4/18/2026	$750.0	$445.9	$437.4	0.26%
B & J Manufacturing Corporation and Benson Realty Trust	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2%	3/30/2021	250.0	26.2	25.9	0.02%
RAB Services, Inc. & Professional Floor Installations	Specialty Trade Contractors	Term Loan	Prime plus 2.5%	1/31/2023	62.5	8.8	8.9	0.01%
Taste of Inverness, Inc. dba China Garden	Food Services and Drinking Places	Term Loan	Prime plus 2%	6/29/2025	73.8	10.4	10.2	0.01%
Ralph Werner dba Werner Transmissions	Gasoline Stations	Term Loan	Prime plus 2.75%	12/29/2021	26.6	3.1	3.1	—%
M. Krishna, Inc. dba Super 8 Motel	Accommodation	Term Loan	Prime plus 2%	3/20/2025	250.0	11.1	11.0	0.01%
OrthoQuest, P.C.	Ambulatory Health Care Services	Term Loan	Prime plus 2%	3/12/2022	56.8	6.0	5.9	—%
CPN Motel, LLC dba American Motor Lodge	Accommodation	Term Loan	Prime plus 2.25%	4/30/2024	379.0	37.1	36.9	0.02%
Track Side Collision & Tire, Inc.	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	6/16/2025	44.8	5.7	5.8	—%
Duttakrupa, LLC dba Birmingham Motor Court	Accommodation	Term Loan	Prime plus 2.25%	9/8/2023	98.8	14.4	14.3	0.01%
Deesha Corporation, Inc. dba Best Inn & Suites	Accommodation	Term Loan	Prime plus 2.25%	2/14/2025	250.0	32.5	32.3	0.02%
Maruti, Inc.	Accommodation	Term Loan	Prime plus 2.25%	11/25/2024	220.0	30.3	30.1	0.02%
Willington Hills Equestrian Center, LLC	Animal Production and Aquaculture	Term Loan	Prime plus 2.75%	10/19/2022	85.0	13.7	13.8	0.01%
LABH, Inc. t/a Ramada Ltd.	Accommodation	Term Loan	Prime plus 2.25%	9/27/2024	555.0	48.8	48.5	0.03%
Randall D. & Patricia D. Casaburi dba Pat’s Pizzazz	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	3/13/2023	68.8	8.7	8.9	0.01%
Gain Laxmi, Inc. dba Super 8 Motel	Accommodation	Term Loan	Prime plus 2.25%	5/31/2023	202.5	24.9	24.8	0.01%
Naseeb Corporation	Accommodation	Term Loan	Prime plus 2.25%	3/31/2024	402.5	36.2	36.0	0.02%
La Granja Live Poultry Corp.	Food Manufacturing	Term Loan	Prime plus 2.75%	8/26/2018	54.0	3.8	3.8	—%
Stillwell Ave Prep School	Social Assistance	Term Loan	Prime plus 2.75%	1/14/2023	72.0	8.0	8.1	—%
Karis, Inc.	Accommodation	Term Loan	Prime plus 2%	12/22/2023	148.8	16.6	16.3	0.01%
Five Corners, Ltd.	Gasoline Stations	Term Loan	Prime plus 2.75%	12/11/2019	85.0	7.4	7.5	—%
Mimoza LLC, dba Tally Ho Inn	Food Services and Drinking Places	Term Loan	Prime plus 2.25%	10/7/2023	105.0	13.4	13.3	0.01%
Alyssa Corp dba Knights Inn	Accommodation	Term Loan	Prime plus 2.25%	9/30/2023	350.0	46.1	45.8	0.03%
Bhailal Patel dba New Falls Motel	Accommodation	Term Loan	Prime plus 2.75%	3/27/2023	100.0	5.4	5.4	—%
Pegasus Automotive, Inc.	Gasoline Stations	Term Loan	Prime plus 2.75%	12/23/2022	112.5	13.8	14.0	0.01%
Delyannis Iron Works	Fabricated Metal Product Manufacturing	Term Loan	6%	12/8/2022	16.0	1.8	1.8	—%
P. Agrino, Inc. dba Andover Diner	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/18/2021	150.0	14.6	14.8	0.01%
Golden Elevator Co., Inc.	Support Activities for Agriculture and Forestry	Term Loan	Prime plus 2.75%	1/31/2022	50.0	2.6	2.7	—%
Mohamed Live Poultry Inc.	Animal Production and Aquaculture	Term Loan	Prime plus 2.75%	12/6/2021	36.8	4.0	4.0	—%

See accompanying notes to these consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2014
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
RJS Service Corporation	Gasoline Stations	Term Loan	Prime plus 2.75%	8/20/2021	$79.0	$8.4	$8.5	0.01%
Chez RuRene Bakery	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/20/2017	150.0	49.4	51.0	0.03%
Total Performing SBA Unguaranteed Investments					$144,082.5	$121,505.9	$115,175.0	69.21%
Non-Performing SBA Unguaranteed Investments(3)
United Woodworking, Inc.	Wood Product Manufacturing	Term Loan	6%	12/20/2022	$17.3	$13.6	$13.2	0.01%
Top Class, Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	12/29/2020	4.7	3.3	—	—%
Top Class, Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	6/28/2016	5.0	1.3	0.4	—%
Tequila Beaches, LLC dba Fresco Restaurant	Food Services and Drinking Places	Term Loan	6%	9/16/2021	21.0	15.8	11.8	0.01%
* Stormwise South Florida dba Stormwise Shutters	Specialty Trade Contractors	Term Loan	6%	11/7/2036	427.5	412.0	347.8	0.21%
* Stormwise South Florida dba Stormwise Shutters	Specialty Trade Contractors	Term Loan	6%	11/7/2036	204.0	201.6	172.2	0.10%
Sheikh M Tariq dba Selbyville Foodrite	Gasoline Stations	Term Loan	Prime plus 2.75%	3/13/2023	63.1	48.4	36.3	0.02%
Shamrock Jewelers, Inc.	Clothing and Clothing Accessories Stores	Term Loan	6%	12/14/2016	90.5	23.6	22.8	0.01%
Pyramid Real Estate Holdings, LLC dba Hoteps	Food Services and Drinking Places	Term Loan	6%	10/7/2022	12.7	8.9	8.8	0.01%
Pure Water Innovations, LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/6/2016	3.4	1.0	1.0	—%
Professional Systems, LLC and Professional Cleaning	Administrative and Support Services	Term Loan	6%	7/30/2020	159.4	132.1	58.4	0.04%
Parth Dev, Ltd dba Amerihost Inn Hotel-Kenton	Accommodation	Term Loan	5.25%	10/3/2028	54.9	38.3	18.7	0.01%
Our Two Daughters LLC dba Washington’s Restaurant	Food Services and Drinking Places	Term Loan	6%	6/18/2026	225.0	170.3	13.8	0.01%
Morris Glass and Construction	Specialty Trade Contractors	Term Loan	6%	3/7/2021	49.8	44.8	0.8	—%
Momentum Medical Group, Inc.	Ambulatory Health Care Services	Term Loan	7.75%	9/30/2015	244.2	159.7	5.0	—%
Midway Plaza 6, LLC & Adventure World Family Fun Center, Inc.	Amusement, Gambling, and Recreation Industries	Term Loan	6%	12/19/2029	200.0	167.6	134.0	0.08%
Lucil Chhor dba Baja Fresh #159	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/28/2022	49.1	30.0	15.4	0.01%
Las Torres Development, LLC dba Houston Event Centers	Real Estate	Term Loan	Prime plus 2.75%	8/27/2028	405.8	391.6	378.2	0.23%
Lamson and Goodnow Manufacturing Co. and Lamson and Goodnow, LLC	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	12/28/2037	197.1	187.0	116.1	0.07%
Krishna of Orangeburg, Inc.	Accommodation	Term Loan	6%	2/20/2032	41.8	10.3	10.0	0.01%
J Olson Enterprises LLC and Olson Trucking Direct, Inc.	Truck Transportation	Term Loan	Prime plus 2.75%	6/28/2025	737.6	704.5	692.4	0.42%
Hot Buckles, Inc.	Apparel Manufacturing	Term Loan	Prime plus 2.75%	6/27/2018	57.6	26.9	25.9	0.02%
Harrelson Materials Management, Inc.	Waste Management and Remediation Services	Term Loan	6%	6/24/2021	537.5	470.0	108.1	0.06%
Hampton’s Restaurant Holding Company, LLC/Hampton’s Restaurant #1, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/29/2023	398.0	255.7	20.4	0.01%
Goetzke Chiropractic, Inc.	Ambulatory Health Care Services	Term Loan	6%	10/25/2017	7.3	3.1	0.6	—%

See accompanying notes to these consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2014
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Franvest, Inc. dba Texas Hydro-Equipment Co.	Chemical Manufacturing	Term Loan	6%	8/23/2018	$125.0	$119.3	$99.5	0.06%
Feinman Mechanical, LLC	Specialty Trade Contractors	Term Loan	6%	9/28/2028	323.0	305.2	70.6	0.04%
E & I Holdings, LP & PA Farm Products, LLC	Food Manufacturing	Term Loan	6%	4/30/2030	1,248.8	1,238.0	481.4	0.29%
Dixie Transport, Inc. & Johnny D. Brown & Jimmy Brown & Maudain Brown	Support Activities for Transportation	Term Loan	5.25%	12/28/2035	145.9	144.6	53.1	0.03%
Dill Street Bar and Grill, Inc. and WO Entertainment, Inc.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/27/2027	122.9	112.3	41.7	0.03%
Design Video Communciations, Inc.	Professional, Scientific, and Technical Services	Term Loan	6%	2/18/2036	92.4	19.0	6.8	—%
D’Elia Auto Repair Inc. dba D’Elia Auto Body	Repair and Maintenance	Term Loan	Prime plus 2.75%	9/26/2023	15.0	13.9	2.2	—%
DC Realty, LLC dba FOGO Data Centers	Professional, Scientific, and Technical Services	Term Loan	6%	3/23/2037	778.0	757.0	718.6	0.43%
DC Realty, LLC dba FOGO Data Centers	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/23/2022	376.0	258.5	245.4	0.15%
Crystal K. Bruens dba Howards Restaurant	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	10/20/2020	6.2	2.8	2.8	—%
Bamboo Palace, Inc.	Food Services and Drinking Places	Term Loan	6%	11/20/2022	56.7	40.2	38.9	0.02%
Baker Sales, Inc. d/b/a Baker Sales, Inc.	Nonstore Retailers	Term Loan	6%	3/29/2036	490.0	467.0	406.5	0.24%
AWA Fabrication & Construction, LLC	Fabricated Metal Product Manufacturing	Term Loan	6%	4/30/2025	152.2	34.8	7.2	—%
AUM Estates, LLC and Sculpted Figures Plastic Surgery, Inc.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/12/2023	87.5	83.7	—	—%
AUM Estates, LLC and Sculpted Figures Plastic Surgery Inc.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	3/14/2038	618.7	603.9	355.2	0.21%
Dr. Francis E. Anders, DVM	Professional, Scientific, and Technical Services	Term Loan	6%	8/9/2015	4.6	1.6	1.6	—%
Elite Treats Enterprises, Inc. dba Rochelle Dairy Queen	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/24/2032	141.3	131.5	122.7	0.07%
LRCSL, LLC dba Daybreak Fruit and Vegetable Company	Food and Beverage Stores	Term Loan	Prime plus 2.75%	2/28/2021	75.1	53.0	32.6	0.02%
Harry B Gould dba Lake Athens Marina and Bait Shop	Accommodation	Term Loan	Prime plus 2.75%	12/28/2025	132.9	116.2	112.3	0.07%
* The Alba Financial Group, Inc.	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	11/13/2015	16.2	8.0	7.7	—%
* Milliken and Milliken, Inc. dba Milliken Wholesale Distribution	Merchant Wholesalers, Durable Goods	Term Loan	6%	6/10/2036	191.0	157.1	135.3	0.08%
* Almeria Marketing 1, Inc.	Personal and Laundry Services	Term Loan	7.75%	10/15/2015	10.2	5.0	4.8	—%
* Whirlwind Car Wash, Inc.	Repair and Maintenance	Term Loan	Prime plus 2%	4/9/2029	31.5	24.0	20.0	0.01%
* West Experience, Inc., West Mountain Equipment Rental, Inc., Ski West Lodge	Amusement, Gambling, and Recreation Industries	Term Loan	6%	6/5/2026	68.9	50.2	43.8	0.03%
* The Lucky Coyote, LLC	Miscellaneous Manufacturing	Term Loan	6%	5/8/2017	44.9	14.4	11.8	0.01%
* TechPlayZone, Inc.	Social Assistance	Term Loan	Prime plus 2.75%	1/27/2016	7.6	1.0	0.9	—%
* Stokes Floor Covering Company Inc. and Robert E. Rainey, Jr.	Furniture and Home Furnishings Stores	Term Loan	6%	12/29/2035	122.0	110.4	94.1	0.06%
* Robin C. & Charles E. Taylor & Brigantine Aquatic Center, LLC	Amusement, Gambling, and Recreation Industries	Term Loan	6%	9/14/2023	33.1	22.8	20.1	0.01%

See accompanying notes to these consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2014
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
* LJ Parker, LLC dba Kwik Kopy Business Center 120	Administrative and Support Services	Term Loan	7%	9/8/2014	$61.8	$33.2	$26.6	0.02%
* Integrity Sports Group, LLC	Performing Arts, Spectator Sports, and Related Industries	Term Loan	6%	3/6/2018	62.1	17.3	13.4	0.01%
* Guzman Group, LLC	Rental and Leasing Services	Term Loan	6%	1/30/2016	251.7	211.7	195.1	0.12%
* Groundworks Unlimited, LLC	Specialty Trade Contractors	Term Loan	6%	12/17/2023	116.1	97.1	85.0	0.05%
* Gotta Dance Studio, Inc. dba Gotta Dance Studio Academy of Performing	Educational Services	Term Loan	Prime plus 2.75%	11/16/2016	10.3	4.0	3.5	—%
* Furniture Company, LLC	Furniture and Home Furnishings Stores	Term Loan	7%	10/30/2015	6.4	1.4	1.3	—%
* Event Mecca, LLC	Other Information Services	Term Loan	6%	4/10/2023	14.3	13.3	8.9	0.01%
* E.W. Ventures, Inc. dba Swift Cleaners & Laundry	Personal and Laundry Services	Term Loan	—%	4/18/2017	209.1	92.7	76.0	0.05%
* DUCO Energy Services, a Limited Liability Company	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/20/2023	11.8	10.8	7.3	—%
* David M. Goens dba Superior Auto Paint & Body, Inc.	Repair and Maintenance	Term Loan	Prime plus 2.75%	8/26/2024	11.5	6.6	6.0	—%
* CCS, Services, Inc.	Administrative and Support Services	Term Loan	6%	2/28/2015	2.3	0.1	0.1	—%
* Camilles of Washington Inc.	Food Services and Drinking Places	Term Loan	6%	10/28/2015	16.4	1.5	1.5	—%
* Bwms Management, LLC	Food Services and Drinking Places	Term Loan	6%	7/7/2027	109.1	82.5	66.4	0.04%
* BCD Enterprises, LLC dba Progressive Tool and Nutmeg Tool	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	6/22/2026	506.9	418.3	333.1	0.20%
* Barnum Printing & Publishing, Co.	Printing and Related Support Activities	Term Loan	6%	7/29/2015	44.7	11.9	11.7	0.01%
* Auto Sales, Inc.	Motor Vehicle and Parts Dealers	Term Loan	6%	8/17/2023	13.9	6.7	6.2	—%
* Anmor Machining Company, LLC dba Anmor Machining Company	Fabricated Metal Product Manufacturing	Term Loan	6%	11/18/2026	192.5	146.5	110.5	0.07%
KroBro Inc. d/b/a Village Coffee	Food Services and Drinking Places	Term Loan	6%	3/12/2020	200.0	10.0	—	—%
Konversashens Coffee LLC	Food Services and Drinking Places	Term Loan	6%	6/28/2016	64.4	4.9	—	—%
Total Non-Performing SBA Unguaranteed Investments					$11,637.2	$9,587.3	$6,302.3	3.79%
Total SBA Unguaranteed Investments					$155,719.7	$131,093.2	$121,477.3	73.00%
Performing SBA Guaranteed Investments(4)
BS Ventures, LLC dba Dink’s Market	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	12/19/2039	$161.3	$161.3	$182.9	0.11%
M & MM Management	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/19/2025	138.8	138.8	155.0	0.09%
The Jeweler’s Inc.	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	12/19/2024	3,750.0	3,750.0	4,157.8	2.50%
Will Zak Management, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/19/2024	146.3	146.3	163.3	0.10%
Winter Ventures, Inc.	Nonstore Retailers	Term Loan	Prime plus 2.75%	12/23/2024	1,404.9	1,404.9	1,564.7	0.94%
Atlantis of Daytona, LLC	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	12/23/2039	720.0	720.0	816.3	0.49%
Thermoplastic Services, Inc.	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	12/23/2039	4,500.0	4,500.0	5,060.5	3.04%

See accompanying notes to these consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2014
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
The Lodin Group, LLC and Lodin Health	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/23/2039	$1,590.8	$1,590.8	$1,797.6	1.08%
Bowlerama Inc.	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/24/2039	3,607.5	3,607.5	4,058.4	2.44%
Beale Street Blues Company	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	12/22/2024	562.5	562.5	628.2	0.38%
Bear Creek Entertainment, LLC dba The Woods at Bear Creek	Accommodation	Term Loan	Prime plus 2.75%	12/30/2024	318.8	318.8	361.6	0.22%
Evans & Paul, LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	12/30/2024	671.3	671.3	749.6	0.45%
B & W Towing, LLC & Boychuck’s Fuel, LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	12/17/2039	493.5	493.5	559.9	0.34%
Grand Blanc Lanes, Inc.	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/31/2039	399.0	399.0	452.7	0.27%
Homegrown for Good, LLC	Apparel Manufacturing	Term Loan	Prime plus 2.75%	11/26/2024	2,070.0	2,070.0	2,297.1	1.38%
Lake Area Autosound, LLC	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	7/28/2039	375.0	375.0	425.4	0.26%
FHJE Ventures, LLC and Eisenreich II, Inc. dba Breakneck Tavern	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/27/2039	962.3	965.3	1,084.6	0.65%
Meridian Hotels, LLC	Accommodation	Term Loan	Prime plus 2.75%	11/25/2039	684.0	684.0	776.0	0.47%
Carolina Flicks dba The Howell Theatre	Motion Picture and Sound Recording Industries	Term Loan	Prime plus 2.75%	12/23/2032	489.8	489.8	538.7	0.32%
Kiddie Steps for You, Inc.	Social Assistance	Term Loan	Prime plus 2.75%	9/25/2038	267.8	254.8	286.7	0.17%
401 JJS Corp. and G Randazzo Trattoria Corp.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/23/2039	1,136.3	1,136.3	1,285.4	0.77%
FHJE Ventures, LLC and Eisenreich II, Inc. dba Breakneck Tavern	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/31/2039	736.5	484.8	545.7	0.33%
Miss Cranston Diner II, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/17/2039	273.8	273.8	308.8	0.19%
Wildwood Tavern dba Tavern Properties	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/15/2039	1,275.0	936.0	1,058.9	0.64%
iFood, Inc.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/31/2024	1,137.3	871.6	973.4	0.58%
Alpha Prepatory Academy, LLC	Social Assistance	Term Loan	Prime plus 2.75%	8/15/2039	435.7	327.7	371.8	0.22%
GPG Real Estate Holdings, LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	7/3/2024	487.5	121.6	137.9	0.08%
First Prevention & Dialysis Center, LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/30/2024	714.8	234.2	261.5	0.16%
The Red Pill Management, Inc.	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	11/26/2024	162.8	86.1	96.2	0.06%
DC Real, LLC and DC Enterprises LTD	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	11/20/2039	358.1	281.7	329.5	0.20%
Total Performing SBA Guaranteed Investments					$30,031.4	$28,057.4	$31,486.1	18.92%
Total SBA Unguaranteed and Guaranteed Investments					$185,751.1	$159,150.6	$152,963.4	91.92%
Controlled Investments(5)
Advanced Cyber Security Systems, LLC(6)(13)	Data processing, hosting and related services.	50% Membership Interest	—%	—	$—	$—	$—	—%
		Term Loan	3%	December 2014	1,120	381	—	—%

See accompanying notes to these consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2014
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
* Automated Merchant Services, Inc.(7)(13)	Data processing, hosting and related services.	100% Common Stock	—%	—	$—	$—	$—	—%
* Business Connect, LLC(8)(13)	Data processing, hosting and related services.	100% Membership Interest	—%	—	—	—	—	—%
* CCC Real Estate Holdings Co., LLC(13)	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	100% Membership Interest	—%	—	—	—	—	—%
CDS Business Services, Inc.(9)(13)	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	100% Common Stock	—%	—	—	—	496	0.30%
		Term Loan	1%	Various maturities through August 2016	4,228	4,228	1,483	0.89%
CrystalTech Web Hosting, Inc.	Data processing, hosting and related services.	100% Common Stock	—%	—	—	9,256.0	21,500.0	12.92%
* OnLAN, LLC(15)(17)	Professional, Scientific, and Technical Services	49% Membership Interests	—%	—	—	800.0	—	—%
* Exponential Business Development Co. Inc.(13)	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	100% Common Stock	—%	—	—	—	—	—%
* Bankcard Alliance of Alabama, LLC(10)(13)	Data processing, hosting and related services.	95% Membership Interests	—%	—	—	—	—	—%
* Fortress Data Management, LLC(13)	Data processing, hosting and related services.	100% Membership Interest	—%	—	—	—	—	—%
Newtek Insurance Agency, LLC(13)	Insurance Carriers and Related Activities	100% Membership Interests	—%	—	—	—	2,300.0	1.38%
PMTWorks Payroll, LLC(11)	Data processing, hosting and related services.	80% Membership Interests	—%	—	—	—	920.0	0.55%
		Term Loan	12%	August 2015	935	935	—	—%
Secure CyberGateway Services, LLC(12)(13)	Data processing, hosting and related services.	66.7% Membership Interests	—%	—	—	—	—	—%
		Term Loan	7%	December 2016	2,400.0	2,400.0	2,400.0	1.44%
Small Business Lending, Inc.(13)	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	100% Common Stock	—%	—	—	—	2,900.0	1.74%
* Summit Systems and Designs, LLC(8)(13)	Data processing, hosting and related services.	100% Membership Interest	—%	—	—	—	—	—%
* The Texas Whitestone Group, LLC	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	100% Membership Interest	—%	—	—	65.0	—	—%
Universal Processing Services of Wisconsin, LLC(13)	Data processing, hosting and related services.	100% Membership Interest	—%	—	—	—	45,500.0	27.34%
* Where Eagles Fly, LLC(13)(14)	Theatrical productions	95% Membership Interest	—%	—	—	—	—	—%
Total Controlled Investments					$8,683	$18,065	$77,499	46.57%
Investment in Money Market Funds					$—	$3,000	$3,000	1.80%
Total Investments					$194,434.1	$180,215.6	$233,462.4	140.29%

*	Denotes non-income producing security.

See accompanying notes to these consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2014
(In Thousands)

(1)	Newtek values each SBA 7(a) performing unguaranteed loan using a discounted cash flow analysis which projects future cash flows and incorporates projections for loan pre-payments and loan defaults using historical portfolio data. The data predicts future prepayment and default probability on curves which are based on loan age. The recovery assumption for each loan is specific to the discounted valuation of the collateral supporting that loan. Each loan’s cash flow is discounted at a rate which approximates a market yield. The loans were originated under the SBA 7(a) program and conform to the underwriting guidelines in effect at their time of origination. Newtek has been awarded Preferred Lender Program (“PLP”) status from the SBA. The loans are not guaranteed by the SBA. Individual loan participations can be sold to institutions which have been granted an SBA 750 license. Loans can also be sold as a pool of loans in a security form to qualified investors.
(2)	Prime Rate is equal to 3.25% as of December 31, 2014.
(3)	Newtek values SBA 7(a) non-performing loans using a discounted cash flow analysis of the underlying collateral which supports the loan. Net recovery of collateral, (fair value less cost to liquidate) is applied to the discounted cash flow analysis based upon a time to liquidate estimate. Modified loans are valued based upon current payment streams and are re-amortized at the end of the modification period.
(4)	Newtek values guaranteed SBA 7(a) performing loans using the secondary SBA 7(a) market as a reference point. Newtek routinely sells into this secondary market. Guaranteed portions, partially funded as of the valuation date are valued using level two inputs as disclosed in Note 3.
(5)	Controlled Investments are disclosed above as equity investments (except as otherwise noted) in those companies that are “Controlled Investments” of the Company as defined in the Investment Company Act of 1940. A company is deemed to be a “Controlled Investment” of Newtek Business Services Corp. if Newtek Business Services Corp. owns more than 25% of the voting securities of such company.
(6)	50% owned by Exponential of New York, LLC.
(7)	96.11% owned by Wilshire Partners, LLC, 3.89% owned by Newtek Business Services Corp.
(8)	100% owned by Wilshire Texas Partners I, LLC.
(9)	49.482% owned by Wilshire New York Partners IV, LLC, 24.611% owned by Exponential of New York, LLC and 25.907% owned by Newtek Business Services Corp.
(10)	95% owned by Wilshire Alabama Partners, LLC, 5% owned by non-affiliate.
(11)	80% owned by Wilshire New York Partners IV, LLC, 20% owned by non-affiliate.
(12)	66.7% owned by Wilshire Texas Partners I, LLC, 33.3% owned by non-affiliate.
(13)	Zero cost basis is reflected, as the portfolio company was organized by the Company and incurred internal legal costs to organize the entity and immaterial external filing fees which were expensed when incurred.
(14)	95% owned by Wilshire DC Partners, LLC, 5% owned by non-affiliate.
(15)	49% owned by Wilshire Colorado Partners, LLC, 51% owned by non-affiliate
(16)	All of the Company’s investments are in entities which are organized under the laws of the United States and have a principal place of business in the United States.
(17)	Denotes a non-controlled entity.

See accompanying notes to these consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 — DESCRIPTION OF BUSINESS AND BASIS OF PRESENTATION:

On November 12, 2014, Newtek Business Services, Inc. merged with and into Newtek Business Services Corp. (“NBS”), a newly-formed Maryland corporation, for the purpose of reincorporating in Maryland (the “Merger”), and thereafter filed an election to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (“1940 Act”). This transaction is referred to as the “Conversion” or “BDC Conversion”. All subsidiaries and controlled portfolio companies became the property of Newtek Business Services Corp. as part of the Merger. Except as otherwise noted, the terms “we,” “us,” “our,” “Company” and “Newtek” refer to Newtek Business Services, Inc. prior to the Conversion and its successor, Newtek Business Services Corp. following the Conversion.

Description of Business and Basis of Presentation Prior to BDC Conversion

Prior to the Conversion, Newtek Business Services, Inc. was a holding company for several wholly- and majority-owned subsidiaries, which included twelve certified capital companies which are referred to as Capcos, and several portfolio companies in which the Capcos own non-controlling or minority interests. The Company provided a “one-stop-shop” for business services to the small- and medium-sized business market and uses state of the art web-based proprietary technology to be a low cost acquirer and provider of products and services. The Company partners with companies, credit unions, and associations to offer its services.

Prior to the BDC Conversion, the Company’s principal business segments were:

Electronic Payment Processing:  Marketing third party credit card processing and check approval services to the small and medium-sized business market under the name of Newtek Merchant Solutions (“NMS” or “UPSW”).

Managed Technology Solutions:  CrystalTech Web Hosting, Inc., d/b/a Newtek Technology Services (“NTS”), offers shared and dedicated web hosting, data storage and backup services, cloud computing plans and related services to the small and medium-sized business market.

Small Business Finance:  Comprised of Small Business Lending, Inc., (“SBL”) a lender service provider for third-parties that primarily services government guaranteed U.S. Small Business Administration (“SBA”) loans and non-SBA loans; Newtek Small Business Finance, LLC (“NSBF”), a nationally licensed, SBA lender that originates, sells and services loans to qualifying small businesses, which are partially guaranteed by the SBA, and CDS Business Services, Inc. d/b/a Newtek Business Credit Solutions (“NBC”) which provides receivable financing and management services.

All Other:  Businesses formed from investments made through Capco programs and others which could not be aggregated with other operating segments, including insurance and payroll processing.

Corporate Activities:  Corporate implements business strategy, directs marketing, provides technology oversight and guidance, coordinates and integrates activities of the segments, contracts with alliance partners, acquires customer opportunities, and owns our proprietary NewTracker® referral system. This segment includes revenue and expenses not allocated to other segments, including interest income, Capco management fee income and corporate operations expenses.

Capco:  Twelve certified capital companies which invest in small and medium-sized businesses. They generate non-cash income from tax credits and non-cash interest expense and insurance expenses in addition to cash management fees.

The consolidated financial statements of the Company and its subsidiaries and consolidated entities have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and include all wholly- and majority-owned subsidiaries, and several portfolio companies in which the Capcos own non-controlling interest, or those variable interest entities of which Newtek is considered to be the primary beneficiary. All intercompany balances and transactions have been eliminated in consolidation. Non-controlling interests are reported below net income (loss) under the heading “Net loss attributable to non-controlling interests” in the consolidated statements of operations.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 — DESCRIPTION OF BUSINESS AND BASIS OF PRESENTATION:  – (continued)

Non-controlling interests

Non-controlling interests in results of operations of consolidated variable interest entities and majority-owned subsidiaries represents the non-controlling members’ share of the earnings or loss of the consolidated variable interest entities and majority-owned subsidiaries.

Description of Business and Basis of Presentation After BDC Conversion

Newtek Business Services Corp. is a Maryland corporation formed in August 2013 and is an internally managed, closed end investment company. The Company’s investment strategy is to maximize the investment portfolio’s return by generating current income from the debt investments the Company makes and generate dividend income from equity investments in controlled portfolio companies.

The Company has formed certain taxable subsidiaries (the “Taxable Subsidiaries”), which are taxed as corporations for federal income tax purposes. These Taxable Subsidiaries allow the Company to hold equity securities of portfolio companies organized as pass-through entities while continuing to satisfy the requirements of a RIC under the Code.

The following wholly-owned subsidiaries are consolidated in the financial statements of the Company:

•	Newtek Small Business Finance, LLC
•	Newtek Asset Backed Securities, LLC
•	The Whitestone Group, LLC
•	Wilshire Alabama Partners, LLC
•	Wilshire Colorado Partners, LLC
•	Wilshire DC Partners, LLC
•	Wilshire Holdings I, Inc.
•	Wilshire Holdings II, Inc.
•	Wilshire Louisiana Bidco, LLC
•	Wilshire Louisiana Partners II, LLC
•	Wilshire Louisiana Partners III, LLC
•	Wilshire Louisiana Partners IV, LLC
•	Wilshire New York Advisers II, LLC
•	Wilshire New York Partners III, LLC
•	Wilshire New York Partners IV, LLC
•	Wilshire New York Partners V, LLC
•	Wilshire Partners, LLC
•	Wilshire Texas Partners I, LLC
•	CCC Real Estate Holdings, LLC
•	The Texas Whitestone Group, LLC
•	Newtek Business Services Holdco 1, Inc.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 — DESCRIPTION OF BUSINESS AND BASIS OF PRESENTATION:  – (continued)

The consolidated financial statements of the Company have been prepared in accordance with GAAP and pursuant to the requirements for reporting on this Form N-2 registration statement and Article 6 or 10 of Regulation S-X. In the opinion of management, the consolidated financial statements reflect all adjustments and reclassifications that are necessary for the fair presentation of financial results as of and for the periods presented. All intercompany balances and transactions have been eliminated. Certain prior period amounts have been reclassified to conform to the current period presentation.

All financial information included in the tables in the following footnotes is stated in thousands, except per share data.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES:

Election to become a Business Development Company

The results of operations for 2014 are divided into two periods. The period from January 1, 2014 through November 11, 2014, reflects the Company’s results prior to operating as a BDC under the 1940 Act. The period from November 12, 2014 through December 31, 2014, reflects the Company’s results as a BDC under the 1940 Act. Accounting principles used in the preparation of the consolidated financial statements beginning November 12, 2014 are different than those of prior periods and, therefore, the financial position and results of operations of these periods are not directly comparable. The primary differences in accounting principles relate to the carrying value of debt and equity investments. Additionally, some of the Company’s previously consolidated subsidiaries are now equity investments, or controlled portfolio companies, on the consolidated statements of assets and liabilities and carried at fair value. The following table reflects the cumulative effect of the BDC Conversion on November 11, 2014:

Cumulative Effect of Business Development Company Election
Deconsolidation of subsidiaries	$22,822
Effect of recording debt investments at fair value	(374)
Effect of recording servicing assets at fair value	960
Effect of recording controlled investments at fair value	36,118
Reversal of goodwill	(1,826)
Other	(397)
Total cumulative effect of BDC election	$57,303

Fair Value

The Company applies fair value to certain of its financial instruments in accordance with Accounting Standards Codification (“ASC”) Topic 820 — Fair Value Measurements and Disclosures (“ASC Topic 820”). ASC Topic 820 defines fair value, establishes a framework used to measure fair value and requires disclosures for fair value measurements. In accordance with ASC Topic 820, the Company has categorized its financial instruments carried at fair value, based on the priority of the valuation technique, into a three-level fair value hierarchy. Fair value is a market-based measure considered from the perspective of the market participant who holds the financial instrument rather than an entity-specific measure. Therefore, when market assumptions are not readily available, the Company’s own assumptions are set to reflect those that management believes market participants would use in pricing the financial instrument at the measurement date.

The availability of observable inputs can vary depending on the financial instrument and is affected by a wide variety of factors, including, for example, the type of product, whether the product is new, whether the product is traded on an active exchange or in the secondary market and the current market conditions. To the extent that the valuation is based on models or inputs that are less observable or unobservable in the market the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Company in determining fair value is greatest for financial instruments classified as Level 3.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES:  – (continued)

Any changes to the valuation methodology are reviewed by management and the Company’s board of directors (the “Board”) to confirm that the changes are appropriate. As markets change, new products develop and the pricing for products becomes more or less transparent, the Company will continue to refine its valuation methodologies. See further description of fair value methodology in Note 3.

Use of Estimates

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of revenue and expense during the reporting period. The level of uncertainty in estimates and assumptions increases with the length of time until the underlying transactions are complete. Actual results could differ from those estimates.

Consolidation

As provided under Regulation S-X and ASC Topic 946, the Company will generally not consolidate its investment in a company other than an investment company subsidiary or a controlled operating company whose business consists of providing services to the Company.

Assets related to transactions that do not meet ASC Topic 860 — Transfers and Servicing (“ASC Topic 860”) requirements for accounting sale treatment are reflected in the Company’s consolidated statements of assets and liabilities as investments. Those assets are owned by the securitization trusts, and are included in the Company’s consolidated financial statements. The creditors of the special purpose entities have received security interests in such assets and such assets are not intended to be available to the creditors of the Company.

Distributions

The Company currently intends to distribute net capital gains (i.e., net long-term capital gains in excess of net short-term capital losses), if any, at least annually out of the assets legally available for such distributions. However, the Company may decide in the future to retain such capital gains for investment and elect to treat such gains as deemed distributions to stockholders. If this happens, stockholders will be treated for U.S. federal income tax purposes as if they had received an actual distribution of the capital gains that the Company retained and reinvested the net after tax proceeds in the Company. In this situation, stockholders would be eligible to claim a tax credit (or in certain circumstances a tax refund) equal to their allocable share of the tax the Company paid on the capital gains deemed distributed to them. The Company cannot assure stockholders that it will achieve results that will permit it to pay any cash distributions, and if it issues senior securities, it may be prohibited from making distributions if doing so would cause it to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if such distributions are limited by the terms of any of its borrowings.

Unless stockholders elect to receive distributions in cash, the Company intends to make such distributions in additional shares of its common stock under its dividend reinvestment plan. Although distributions paid in the form of additional shares of its common stock will generally be subject to U.S. federal, state and local taxes in the same manner as cash distributions, investors participating in the dividend reinvestment plan will not receive any corresponding cash distributions with which to pay any such applicable taxes.

Dividends and distributions to the Company’s common stockholders are recorded on the declaration date. The timing and amount to be paid out as a dividend or distribution is determined by the Board each quarter and is generally based upon the taxable earnings estimated by management.

Share Repurchase Plan

The Company has a share repurchase program (the “Program”) which allows the Company to repurchase up to 150,000 of the Company’s outstanding common shares on the open market. The shares may be

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES:  – (continued)

purchased from time to time at prevailing market prices through open market transactions, including block transactions. The Company expects the termination date of the Program to be June 3, 2016, but may be extended at management’s discretion. The Company did not make any repurchases of its common stock during the year ended December 31, 2015.

In addition, the Company, may from time to time purchase shares of its debt securities on the NASDAQ Global Market. The Company did not make any repurchases of its debt securities during the year ended December 31, 2015.

Investment Income

Interest on debt investments is accrued and included in income based on contractual rates applied to principal amounts outstanding. Interest income is determined using a method that results in a level rate of return on principal amounts outstanding. When a loan becomes 90 days or more past due, or if we otherwise do not expect to receive interest and principal repayments, the loan is placed on non-accrual status and the recognition of interest income is discontinued. Interest payments received on loans that are on non-accrual status are treated as reductions of principal until the principal is repaid.

Dividend income is recognized on an accrual basis for preferred equity securities to the extent that such amounts are expected to be collected or realized. In determining the amount of dividend income to recognize, if any, from cash distributions on common equity securities, we will assess many factors including a portfolio company’s cumulative undistributed income and operating cash flow. Cash distributions from common equity securities received in excess of such undistributed amounts are recorded first as a reduction of our investment and then as a realized gain on investment.

We receive servicing income related to the guaranteed portions of SBA loan investments which we sell into the secondary market. These recurring fees are earned daily and recorded when earned. Servicing income is earned for the full term of the loan or until the loan is repaid.

We receive a variety of fees from borrowers in the ordinary course of conducting our business, including packaging, legal, late payment and prepayment fees. All other income is recorded when earned. Other income is generally non-recurring in nature and earned as “one time” fees in connection with the origination of new debt investments with non-affiliates. For the year ended December 31, 2015, other income includes $99,000 of income related to the sale of an intangible asset to a controlled portfolio company.

Investment transactions are accounted for on a trade-date basis. Realized gains or losses on investments are measured by the difference between the net proceeds from the disposition and the cost basis of investment, without regard to unrealized gains or losses previously recognized. The Company reports current period changes in the fair value of investments as a component of the net change in unrealized appreciation (depreciation) on investments in the consolidated statements of operations.

Revenue Recognition prior to BDC Conversion

Prior to the BDC Conversion, the Company operated in a number of different segments. Revenues were recognized as services were rendered and are summarized as follows:

Electronic payment processing revenue:  Electronic payment processing and fee income was derived from the electronic processing of credit and debit card transactions that are authorized and captured through third-party networks. Typically, merchants are charged for these processing services on a percentage of the dollar amount of each transaction plus a flat fee per transaction. Certain merchant customers are charged miscellaneous fees, including fees for handling charge-backs or returns, monthly minimum fees, statement fees and fees for other miscellaneous services. Revenues derived from the electronic processing of MasterCard® and Visa® sourced credit and debit card transactions are reported gross of amounts paid to sponsor banks.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES:  – (continued)

Web hosting revenue:  Managed technology solutions revenue was primarily derived from monthly recurring service fees for the use of its web hosting, web design and software support services. Customer set-up fees are billed upon service initiation and are recognized as revenue over the estimated customer relationship period of 2.5 years. Payment for web hosting and related services, excluding cloud plans, is generally received one month to one year in advance. Deferred revenues represent customer payments for web hosting and related services in advance of the reporting period date. Revenue for cloud related services is based on actual consumption used by a cloud customer.

Income from tax credits:  Following an application process, a state will notify a company that it has been certified as a Capco. The state or jurisdiction then allocates an aggregate dollar amount of tax credits to the Capco. However, such amount is neither recognized as income nor otherwise recorded in the financial statements since it has yet to be earned by the Capco. The Capco is entitled to earn tax credits upon satisfying defined investment percentage thresholds within specified time requirements. Newtek has Capcos operating in five states and the District of Columbia. Each statute requires that the Capco invest a threshold percentage of “certified capital” (the funds provided by the insurance company investors) in businesses defined as qualified within the time frames specified. As the Capco meets these requirements, it avoids grounds under the statute for its disqualification for continued participation in the Capco program. Such a disqualification, or “decertification” as a Capco results in a permanent recapture of all or a portion of the allocated tax credits. The proportion of the possible recapture is reduced over time as the Capco remains in general compliance with the program rules and meets the progressively increasing investment benchmarks. As the Capco progresses in its investments in Qualified Businesses and, accordingly, places an increasing proportion of the tax credits beyond recapture, it earns an amount equal to the non-recapturable tax credits and records such amount as income, with a corresponding asset called “credits in lieu of cash” in the balance sheet.

The amount earned and recorded as income is determined by multiplying the total amount of tax credits allocated to the Capco by the percentage of tax credits immune from recapture (the earned income percentage) at that point. To the extent that the investment requirements are met ahead of schedule, and the percentage of non-recapturable tax credits is accelerated, the present value of the tax credit earned is recognized currently and the asset, credits in lieu of cash, is accreted up to the amount of tax credits deliverable to the certified investors. The obligation to deliver tax credits to the certified investors is recorded as notes payable in credits in lieu of cash. On the date the tax credits are utilizable by the certified investors, the Capco decreases credits in lieu of cash with a corresponding decrease to notes payable in credits in lieu of cash.

Sales and Servicing of SBA Loans:  NSBF originates loans to customers under the SBA 7(a) program that generally provides for SBA guarantees of 75% to 90% of each loan, subject to a maximum guarantee amount. This guaranteed portion is generally sold to a third party via an SBA regulated secondary market transaction utilizing SBA Form 1086 for a price equal to the guaranteed loan amount plus a premium. NSBF recognizes premium on loan sales as equal to the cash premium plus the fair value of the initial servicing assets. Revenue is recognized on the trade date of the sale of the guaranteed portion.

Upon recognition of each loan sale, the Company retains servicing responsibilities and receives servicing fees of a minimum of 1% of the guaranteed loan portion sold. The Company is required to estimate its adequate servicing compensation in the calculation of its servicing assets. The purchasers of the loans sold have no recourse to the Company for failure of customers to pay amounts contractually due.

Subsequent measurements of each class of servicing assets and liabilities may use either the amortization method or the fair value measurement method. Prior to the BDC Conversion NSBF had chosen to apply the amortization method to its servicing assets, amortizing the asset in proportion to, and over the period of, the estimated future net servicing income on the underlying sold guaranteed portion of the loans and assessing the servicing assets for impairment based on fair value at each reporting date. In the event future prepayments are significant or impairments are incurred and future expected cash flows are inadequate to cover the unamortized servicing assets, accelerated amortization or impairment charges would be recognized.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES:  – (continued)

In evaluating and measuring impairment of servicing assets, NSBF stratifies its servicing assets based on year of loan and loan term which are the key risk characteristics of the underlying loan pools. The Company estimates the fair value of the servicing assets by calculating the present value of estimated future net servicing cash flows, using assumptions of prepayments, defaults, servicing costs and discount rates that NSBF believes market participants would use for similar assets. If NSBF determines that the impairment for a stratum is temporary, a valuation allowance is recognized through a charge to current earnings for the amount the amortized balance exceeds the current fair value. If the fair value of the stratum were to later increase, the valuation allowance may be reduced as a recovery. However, if NSBF determines that impairment for a stratum is other than temporary, the value of the servicing assets and any related valuation allowance is written-down. Subsequent to the BDC Conversion, servicing assets are recorded at fair value.

SBA Loan Interest and Fees:  Interest income on loans is recognized as earned. A loan is placed on non-accrual status if it exceeds 90 days past due with respect to principal or interest and, in the opinion of management, interest or principal on the loan is not collectible, or at such earlier time as management determines that the collectability of such principal or interest is unlikely. Such loans are designated as impaired non-accrual loans. All other loans are defined as performing loans. When a loan is designated as impaired non-accrual, the accrual of interest is discontinued, and any accrued but uncollected interest income is reversed and charged against current operations. While a loan is classified as impaired non-accrual and the future collectability of the recorded loan balance is doubtful, collections of interest and principal are generally applied as a reduction to principal outstanding.

The Company passes certain expenditures it incurs to the borrower, such as force placed insurance, insufficient funds fees, or fees it assesses, such as late fees, with respect to managing the loan. These expenditures are recorded when incurred. Due to the uncertainty with respect to collection of these passed through expenditures or assessed fees, any funds received to reimburse the Company are recorded on a cash basis as other income.

Insurance commissions:  Revenues were comprised of commissions earned on premiums paid for insurance policies and are recognized at the time the commission is earned. At that date, the earnings process has been completed and the Company can estimate the impact of policy cancellations for refunds and establish reserves. The reserve for policy cancellations is based on historical cancellation experience adjusted by known circumstances.

Other income:  Other income represented revenues derived from operating units that cannot be aggregated with other business segments. In addition, other income represents one time recoveries or gains on investments. Revenue is recorded when there is strong evidence of an agreement, the related fees are fixed, the service or product has been delivered, and the collection of the related receivable is assured.

•	Receivable fees: Receivable fees were derived from the funding (purchase) of receivables from finance clients. NBC recognizes the revenue on the date the receivables are purchased at a percentage of face value as agreed to by the client. The Company also has arrangements with certain of its clients whereby it purchases the client’s receivables and charges a fee at a specified rate based on the amount of funds advanced against such receivables. The funds provided are collateralized and the income is recognized as earned.
•	Late fees: Late fees were derived from receivables NBC has purchased that have gone over a certain period (usually over 30 days) without payment. The client or the client’s customer is charged a late fee according to the agreement with the client and NBC records the fees as income in the month in which such receivable becomes past due.
•	Billing fees: Billing fees were derived from billing-only (non-finance) clients. These fees are recorded when earned, which occurs when the service is rendered.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES:  – (continued)

•	Other fees: These fees included annual fees, due diligence fees, termination fees, under minimum fees, and other fees including finance charges, supplies sold to clients, NSF fees, wire fees and administration fees. These fees are charged upon funding, takeovers or liquidation of finance clients. The Company also receives commission revenue from various sources.

Electronic Payment Processing Costs

Electronic payment processing costs consisted principally of costs directly related to the processing of merchant sales volume, including interchange fees, VISA® and MasterCard® dues and assessments, bank processing fees and costs paid to third-party processing networks. Such costs are recognized at the time the merchant transactions are processed or when the services are performed. Two of the most significant components of electronic processing expenses included interchange and assessment costs, which are set by the credit card associations. Interchange costs are passed on to the entity issuing the credit card used in the transaction and assessment costs are retained by the credit card associations. Interchange and assessment fees are billed primarily as a percent of dollar volume processed and, to a lesser extent, as a per transaction fee. In addition to costs directly related to the processing of merchant sales volume, electronic payment processing costs also include residual expenses. Residual expenses represent fees paid to third-party sales referral sources. Residual expenses are paid under various formulae as contracted. These are generally linked to revenues derived from merchants successfully referred to the Company and that begin using the Company for merchant processing services. Such residual expenses are recognized in the Company’s consolidated statements of operations.

Cash and Cash Equivalents

The Company considers all highly liquid investments with maturities of three months or less when purchased to be cash equivalents. Invested cash is held almost exclusively at financial institutions of high credit quality. The Company invests cash not held in interest free checking accounts or bank money market accounts mainly in U.S. Treasury only money market instruments or funds and other investment-grade securities. As of December 31, 2015, cash deposits in excess of FDIC deposit insurance and SIPC insurance totaled approximately $13,908,000.

Restricted Cash

Restricted cash includes cash collateral relating to a letter of credit; monies due on SBA loan-related remittances to third parties; a cash reserve established as part of a voluntary agreement with the SBA, and cash reserves associated with securitization transactions.

Broker Receivable

Broker receivable represents amounts due from third parties for loans which have been traded at period end but have not yet settled.

Out of Period Adjustment

During the three months ended December 31, 2015, the Company identified an error in its accounting for the BDC Conversion. The error related to the accounting for recording debt investments in controlled portfolio companies at fair value. There were no errors in the fair value of any investments at December 31, 2014 however, other assets and additional paid-in capital were overstated. The Company assessed the materiality of the error on its prior quarterly and annual financial statements, assessing materiality both quantitatively and qualitatively, in accordance with the SEC’s Staff Accounting Bulletin (“SAB”) No. 99 and SAB No. 108 and concluded that the error was not material to any of its previously issued financial statements. The cumulative adjustment as of December 31, 2015 was a reduction of $800,000 in other assets and an $800,000 reduction of additional paid-in capital. This item was recorded as an out-of-period adjustment at December 31, 2015. There was no impact to the consolidated statements of operations for the year ended December 31, 2015 or the period November 12, 2014 to December 31, 2014.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES:  – (continued)

Allowance for SBA Loan Losses

Prior to the BDC conversion, impaired loans carried on a cost-basis had an allowance for loan losses established by management through provisions for loan losses. The amount of the allowance for loan losses was inherently subjective, as it required making material estimates which may have varied from actual results. Management’s estimates of the allowance for loan losses were particularly affected by the changing composition of the loan portfolio over the last few years as well as other portfolio characteristics, such as industry concentrations and loan collateral. The adequacy of the allowance for loan losses was reviewed by management on a monthly basis at a minimum, and as adjustments became necessary, were reflected in provision for loan losses during the periods in which they became known. Considerations in this evaluation include past and anticipated loss experience, risks inherent in the current portfolio and evaluation of real estate collateral as well as economic conditions. An allowance was established when the discounted cash flows or collateral value or observable market price of the impaired loan was lower than the carrying value of that loan.

In connection with the Company’s conversion to a BDC, the allowance for loan losses associated with cost basis loans was released and recorded to the additional paid-in capital component of stockholders’ equity as of the conversion date. Subsequent to the BDC Conversion, all SBA loans held for investment are measured at fair value.

A loan is considered impaired when, based on current information and events, it is probable that the Company will be unable to collect the scheduled payments of principal or interest when due according to the contractual terms of the loan agreement. Other factors considered by management in determining impairment include payment status and collateral value. Loans that experience insignificant payment delays and payment shortfalls generally are not classified as impaired. Management determines the significance of payment delays and payment shortfalls on a case-by-case basis, taking into consideration all of the circumstances surrounding the loan and the borrower, including the length of the delay, the reasons for the delay, the borrower’s prior payment record, and the amount of the shortfall in relation to the principal and interest owed.

The Company’s charge-off policy is based on a loan-by-loan review for which the estimated uncollectible portion of nonperforming loans is charged off against the corresponding loan receivable and the allowance for possible loan losses or against the reduction in fair value.

SBA Guaranteed Loans

For guaranteed portions funded, but not yet traded at each measurement date, management recorded SBA guaranteed loans at fair value. SBA guaranteed loans are valued utilizing Level 2 inputs. These inputs include debt securities with quoted prices that are traded less frequently than exchange-traded instruments or have values determined using a pricing model with inputs that are observable in the market. The secondary market for the guaranteed portions is extremely robust with broker dealers acting as primary dealers. NSBF sells regularly into the market and can quickly price its loans held for sale. The Company values the guaranteed portion based on observable market prices for similar assets. SBA guaranteed loans are sold with the servicing rights retained by the Company.

Deferred Financing Costs

Deferred financing costs are amortized under the straight-line method over the terms of the related indebtedness, which approximates the effective interest method and is included in interest expense in the accompanying consolidated statements of operations.

Impairment of Long-Lived Assets

Long-lived assets, including fixed assets and intangible assets, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying value may not be recoverable. In reviewing for impairment, the carrying value of such assets is compared to the estimated undiscounted future cash flows

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES:  – (continued)

expected from the use of the assets and their eventual disposition. If such cash flows are not sufficient to support the asset’s recorded value, an impairment charge is recognized to reduce the carrying value of the long-lived asset to its estimated fair value. The determination of future cash flows as well as the estimated fair value of long-lived assets involves significant estimates on the part of management. In order to estimate the fair value of a long-lived asset, the Company may engage a third party to assist with the valuation. If there is a material change in economic conditions or other circumstances influencing the estimate of future cash flows or fair value, the Company could be required to recognize impairment charges in the future.

Securitization Activities

NSBF engages in securitization transactions involving the unguaranteed portions of its SBA 7(a) loans. Because the transfer of these assets do not meet the criteria of a sale for accounting purposes, the transactions are treated as secured borrowings. NSBF continues to recognize the assets of the secured borrowing in SBA unguaranteed non-affiliate investments and the associated financing in Note payable — Securitization trust VIE, on the consolidated statements of assets and liabilities.

Goodwill and Other Intangible Assets

Goodwill and other intangible assets deemed to have an indefinite life are not amortized and are subject to impairment tests, at least annually. Other intangible assets with finite lives were amortized over their useful lives ranging from 18 to 66 months.

The Company considers the following to be some examples of indicators that may trigger an impairment review outside its annual impairment review: (i) significant under-performance or loss of key contracts acquired in an acquisition relative to expected historical or projected future operating results; (ii) significant changes in the manner or use of the acquired assets or in the Company’s overall strategy with respect to the manner or use of the acquired assets or changes in the Company’s overall business strategy; (iii) significant negative industry or economic trends; (iv) increased competitive pressures; (v) a significant decline in the Company’s stock price for a sustained period of time; and (vi) regulatory changes. In assessing the recoverability of the Company’s goodwill and intangibles, the Company must make assumptions regarding estimated future cash flows and other factors to determine the fair value of the respective assets. These include estimation of future cash flows, which is dependent on internal forecasts, estimation of the long-term rate of growth for the Company, the useful life over which cash flows will occur, and determination of the Company’s cost of capital. Changes in these estimates and assumptions could materially affect the determination of fair value and conclusions on goodwill impairment.

In performing Step 1 of the impairment test the Company estimated the fair value of its reporting units based on a combination of an income approach using a discounted cash flow analysis and market based approach based on comparable public companies. Based on this analysis, it was determined that the carrying value of the NBC reporting unit, including goodwill exceeded its fair value requiring the Company to perform Step 2 of the goodwill impairment test to measure the amount of impairment loss, if any. In performing Step 2 of the goodwill impairment test, the Company compared the implied fair value of the NBC reporting unit’s goodwill to the carrying value of goodwill. This test resulted in a goodwill impairment charge of $1,706,000 and a write off of goodwill. This impairment has been reported in total expenses on the consolidated statement of operations during the period ended November 11, 2014.

Share — Based Compensation

All share-based payments to employees are recognized in the financial statements based on their fair values using an option-pricing model at the date of grant. The Company recognizes compensation on a straight-line basis over the requisite service period for the entire award. The Company has elected to adopt the alternative transition method for calculating the tax effects of share-based compensation. The alternative

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES:  – (continued)

transition method includes a simplified method to establish the beginning balance of the additional paid-in capital pool related to the tax effects of employee share-based compensation, which is available to absorb tax deficiencies.

Income Taxes

Deferred tax assets and liabilities are computed based upon the differences between the financial statement and income tax basis of assets and liabilities using the enacted tax rates in effect for the year in which those temporary differences are expected to be realized or settled. If available evidence suggests that it is more likely than not that some portion or all of the deferred tax assets will not be realized, a valuation allowance is required to reduce the deferred tax assets to the amount that is more likely than not to be realized.

The Company’s U.S. federal and state income tax returns prior to fiscal year 2012 are closed, and management continually evaluates expiring statutes of limitations, audits, proposed settlements, changes in tax law and new authoritative rulings.

The Company will elect to be treated as a RIC beginning with the 2015 tax year under Subchapter M of the Internal Revenue Code of 1986, as amended and will operate in a manner so as to qualify for the tax treatment applicable to RICs. The RIC tax return will include Newtek Business Services Corp. and NSBF, a single member LLC disregarded for tax purposes. None of the Company’s other subsidiaries are included in the RIC return. The Company will evaluate and record any deferred tax assets and liabilities of the subsidiaries that are not part of the RIC. In order to qualify as a RIC, among other things, the Company will be required to meet certain source of income and asset diversification requirements and timely distribute to its stockholders at least 90% of investment company taxable income, as defined by the Code, for each tax year. The Company intends to make the requisite distributions to its stockholders, which will generally relieve the Company from U.S. federal income taxes with respect to all income distributed to its stockholders.

As a result of the BDC Conversion and the Company’s intention to elect RIC status when it files its 2015 tax return, the Company reversed the balance of its deferred tax asset as of December 31, 2014 through additional paid-in capital. The deferred tax asset was attributable to previously consolidated subsidiaries of the Company that became non-consolidated portfolio companies as part of the Conversion, or deferred tax assets related to NSBF.

Depending on the level of taxable income earned in a tax year, the Company may choose to retain taxable income in excess of current year dividend distributions, and would distribute such taxable income in the next tax year. The Company would then pay a 4% excise tax on such income, as required. To the extent that the Company determines that it’s estimated current year annual taxable income, determined on a calendar year basis, could exceed estimated current calendar year dividend distributions, the Company accrues excise tax, if any, on estimated excess taxable income as taxable income is earned. For the year ended December 31, 2015, no U.S. federal excise taxes were due.

The Company’s Taxable Subsidiaries accrue income taxes payable based on the applicable corporate rates on the unrealized gains generated by the investments held by the Taxable Subsidiaries. Such deferred tax liabilities amounted to $857,000 for the year ended December 31, 2015, and are recorded as deferred tax liability on the consolidated statements of assets and liabilities. The change in deferred tax liabilities is included as a component of net unrealized appreciation (depreciation) on investments in the consolidated statements of operations. There were no deferred tax liabilities related to unrealized gains generated by the Taxable Subsidiaries at December 31, 2014.

Accounting for Uncertainty in Income Taxes

The ultimate deductibility of positions taken or expected to be taken on tax returns is often uncertain. In order to recognize the benefits associated with a tax position taken (i.e., generally a deduction on a

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES:  – (continued)

corporation’s tax return), the entity must conclude that the ultimate allowability of the deduction is more likely than not. If the ultimate allowability of the tax position exceeds 50% (i.e., it is more likely than not), the benefit associated with the position is recognized at the largest dollar amount that has more than a 50% likelihood of being realized upon ultimate settlement. Differences between tax positions taken in a tax return and recognized will generally result in (1) an increase in income taxes currently payable or a reduction in an income tax refund receivable or (2) an increase in a deferred tax liability or a decrease in a deferred tax asset, or both (1) and (2).

New Accounting Standards

In February 2016, the Financial Accounting Standards Board (“FASB”) issued ASU 2016-02, “Leases”, which amends various aspects of existing accounting guidance for leases, including the recognition of a right of use asset and a lease liability for leases with a duration of greater than one year. The ASU is effective for annual reporting periods beginning after December 15, 2018, and interim periods within those periods. Early adoption is permitted. The Company has not completed its review of the new guidance; however, the Company anticipates that upon adoption of the standard it will recognize additional assets and corresponding liabilities related to leases on its consolidated statements of assets and liabilities.

In January 2016, the FASB issued ASU 2016-01, “Financial Instruments — Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Financial Liabilities”, which, among other things, requires an entity to present separately in other comprehensive income the portion of the total change in the fair value of a liability resulting from a change in the instrument-specific credit risk when the entity has elected to measure the liability at fair value in accordance with the fair value option for financial instruments. Additionally, the ASU changes the disclosure requirements for financial instruments. This ASU is effective for annual reporting periods beginning after December 15, 2017, and interim periods within those periods, and early adoption is permitted for certain provisions. The Company is currently evaluating the impact this ASU will have on its consolidated financial statements and disclosures.

In September 2015, the FASB issued ASU 2015-16 “Simplifying the Accounting for Measurement-Period Adjustments.” The update requires that an acquirer recognize adjustments to provisional amounts that are identified during the measurement period in the reporting period in which the adjustment amounts are determined. The update requires that the acquirer record in the same period’s financial statements, the effect on earnings of changes in depreciation, amortization, or other income effects, if any, as a result of the change to the provisional amounts, calculated as if the accounting had been completed at the acquisition date. This ASU is effective for annual reporting periods beginning after December 15, 2015, and interim periods within those annual periods. The Company does not expect this update to have a material impact on its consolidated financial statements and disclosures.

In August 2015, the FASB issued ASU 2015-15 “Presentation and Subsequent Measurement of Debt Issuance Costs Associated with Line-of-Credit Arrangements.” The update allows debt issuance costs related to a line-of-credit arrangement to be deferred as an asset and subsequently amortized ratably over the term of the line-of-credit arrangement, regardless of whether there are any outstanding borrowings on the line-of-credit arrangement. As the Company currently presents such debt issuance costs in accordance with the update, the Company does not expect this update to have a material impact on its consolidated financial statements and disclosures.

In May 2015, the FASB issued ASU 2015-07 “Fair Value Measurement (Topic 820): Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent).” The update changes the requirements for the presentation of certain investments using the net asset value, providing a practical expedient to exclude such investments from categorization within the fair value hierarchy and make a separate disclosure. This ASU is effective for annual reporting periods beginning after December 15, 2015, and interim periods within those annual periods. The Company does not expect this guidance to have a material impact on its consolidated financial statements and disclosures.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES:  – (continued)

In April 2015, the FASB issued ASU 2015-03 “Simplifying the Presentation of Debt Issuance Costs.” This update requires that debt issuance costs be presented in the balance sheet as a direct deduction from the debt liability. This ASU is effective for interim and annual reporting periods beginning after December 15, 2015. Early adoption is permitted. The Company is evaluating the impact of this update to its consolidated financial statements and disclosures.

Segments

Subsequent to the BDC Conversion, the Company has determined that it has a single reporting segment and operating unit structure. The Company lends to and makes investments in portfolio companies in various industries. The Company separately evaluates the performance of each of its lending and investment relationships. However, because of each of these loan and investment relationships has similar business and economic characteristics, they have been aggregated into a single lending and investment segment.

Reclassifications

Certain prior period amounts have been reclassified to conform to the current year presentation.

NOTE 3 — FAIR VALUE MEASUREMENTS

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date. In determining fair value, management uses various valuation approaches, all of which have been approved by the Company’s Board. In accordance with GAAP, a fair value hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available.

The fair value hierarchy gives the highest priority (Level 1) to quoted prices in active markets for identical assets or liabilities and gives the lowest priority to unobservable inputs (Level 3). An asset or liability’s classification within the fair value hierarchy is based on the lowest level of significant input to its valuation. The levels of the fair value hierarchy are as follows:

Level 1	Quoted prices in active markets for identical assets or liabilities. Level 1 assets and liabilities include debt and equity securities and derivative contracts that are traded in an active exchange market, as well as certain U.S. Treasury, other U.S. Government and agency mortgage-backed debt securities that are highly liquid and are actively traded in over-the-counter markets.
Level 2	Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities, quoted prices in markets that are not active, or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities. Level 2 assets and liabilities include debt securities with quoted prices that are traded less frequently than exchange-traded instruments and derivative contracts whose value is determined using a pricing model with inputs that are observable in the market or can be derived principally from or corroborated by observable market data. This category generally includes certain U.S. Government and agency mortgage-backed debt securities, corporate debt securities, derivative contracts and residential mortgage loans held-for-sale.
Level 3	Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities. Level 3 assets and liabilities include financial instruments whose value is determined using pricing models, discounted cash flow methodologies, or similar techniques, as well as instruments for which the determination of fair value requires significant management judgment or estimation. This category generally includes certain private equity investments, retained residual interests in securitizations, residential mortgage servicing rights, and highly structured or long-term derivative contracts.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 3 — FAIR VALUE MEASUREMENTS  – (continued)

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an asset or a liability’s categorization within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the asset or liability. The Company assesses the levels of assets and liabilities at each measurement date, and transfers between levels are recognized on the actual date of the event or change in circumstances that caused the transfers. There were no transfers among Level 1, 2 and 3 of the fair value hierarchy for assets and liabilities during the year ended December 31, 2015, the period from November 12, 2014 to December 31, 2014, the period ended November 11, 2014 or the year ended December 31, 2013. The following section describes the valuation techniques used by the Company to measure different assets and liabilities at fair value and includes the level within the fair value hierarchy in which the assets and liabilities are categorized.

Level 1 investments are valued using quoted market prices. Level 2 investments are valued using market consensus prices that are corroborated by observable market data and quoted market prices for similar assets and liabilities. Level 3 investments are valued at fair value as determined in good faith by the Board, based on input of management, the audit committee and independent valuation firms that have been engaged at the direction of the Board to assist in the valuation of certain portfolio investments without a readily available market quotation at least once during a trailing twelve-month period under a valuation policy and a consistently applied valuation process.

When determining fair value of Level 3 debt and equity investments, the Company may take into account the following factors, where relevant: the enterprise value of a portfolio company, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons to publicly traded securities, changes in the interest rate environment and the credit markets generally that may affect the price at which similar investments may be made and other relevant factors. The primary method for determining enterprise value uses a multiple analysis whereby appropriate multiples are applied to the portfolio company’s net income before net interest expense, income tax expense, depreciation and amortization (“EBITDA”) or revenue. The enterprise value analysis is performed to determine the value of equity investments and to determine if debt investments are credit impaired. If debt investments are credit impaired, the Company will use the enterprise value analysis or a liquidation basis analysis to determine fair value. For debt investments that are not determined to be credit impaired, the Company uses a market interest rate yield analysis to determine fair value.

In addition, for certain debt investments, the Company may base its valuation on quotes provided by an independent third party broker.

Due to the inherent uncertainty of determining the fair value of Level 3 investments that do not have a readily available market value, the fair value of the investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that may ultimately be received or settled. Further, such investments are generally subject to legal and other restrictions or otherwise are less liquid than publicly traded instruments. If the Company were required to liquidate a portfolio investment in a forced or liquidation sale, the Company may realize significantly less than the value at which such investment had previously been recorded.

The Company’s investments are subject to market risk. Market risk is the potential for changes in the value due to market changes. Market risk is directly impacted by the volatility and liquidity in the markets in which the investments are traded.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 3 — FAIR VALUE MEASUREMENTS  – (continued)

The following tables present fair value measurements of the Company’s assets and liabilities measured at fair value and indicates the fair value hierarchy of the valuation techniques utilized by the Company to determine such fair values as of December 31, 2015 and 2014:

	Fair Value Measurements at December 31, 2015 Using:
	Total	Level 1	Level 2	Level 3	Total Gains and (Losses)
Assets
Investments in money markets funds	$35	$35	$—	$—	$—
Credits in lieu of cash	860	—	860	—	(7)
SBA unguaranteed non-affiliate investments	158,355	—	—	158,355	(8,410)
SBA guaranteed non-affiliate investments	2,284	—	2,284	—	215
Controlled investments	104,376	—	—	104,376	12,250
Other real estate owned(1)	989	—	989	—	(221)
Non-control/non-affiliate investments	1,824	—	—	1,824	(24)
Servicing assets	13,042	—	—	13,042	(428)
Total assets	$281,765	$35	$4,133	$277,597	$3,375
Liabilities
Notes payable in credits in lieu of cash	$860	$—	$860	$—	$(3)

(1)	Included in Other Assets on the Consolidated Statements of Assets and Liabilities

	Fair Value Measurements at December 31, 2014 Using:
	Total	Level 1	Level 2	Level 3	Total Gains and (Losses)
Assets
Investments in money markets funds	$3,000	$3,000	$—	$—	$—
Credits in lieu of cash	2,229	—	2,229	—	(13)
SBA unguaranteed investments	121,477	—	—	121,477	(9,605)
SBA guaranteed investments	31,486	—	31,486	—	3,429
Controlled investments	77,499	—	—	77,499	—
Servicing assets	9,483	—	—	9,483	(120)
Total assets	$245,174	$3,000	$33,715	$208,459	$(6,309)
Liabilities
Notes payable in credits in lieu of cash	$2,229	$—	$2,229	$—	$5

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 3 — FAIR VALUE MEASUREMENTS  – (continued)

The following tables provide a summary of quantitative information about the Company’s Level 3 fair value measurements as of December 31, 2015 and 2014. In addition to the techniques and inputs noted in the table below, according to our valuation policy we may also use other valuation techniques and methodologies when determining our fair value measurements. The tables below are not intended to be all-inclusive, but rather provide information on the significant Level 3 inputs as they relate to the Company’s fair value measurements at December 31, 2015 and 2014.

	Fair Value as of December 31, 2015	Valuation Techniques	Unobservable Input		Weighted Average	Range
						Minimum	Maximum
Assets:
SBA unguaranteed non-affiliate investments – performing loans	$152,158	Discounted cash flow	Market yields		5.30%	5.30%	5.30%
SBA unguaranteed non-affiliate investments – non-performing loans	$6,197	Discounted cash flow	Market yields		8.76%	8.76%	8.76%
Controlled equity investments(A)	$100,310	Market comparable companies	EBITDA multiples	(B)	6.0x	3.00x	7.00x
		Market comparable companies	Revenue multiples	(B)	1.08x	0.50x	3.00x
		Discounted cash flow	Weighted average cost of capital		12.37%	11.30%	15.60%
Controlled debt investments	$4,066	Discounted cash flow	Market yields		6.26%	5.75%	7.50%
Non-SBA debt investments	$1,824	Liquidation value	Asset value		N/A	N/A	N/A
Servicing assets	$13,042	Discounted cash flow	Market yields		12.03%	12.03%	12.03%

(A)	In determining the fair value of the Company’s controlled equity investments as of December 31, 2015, the proportion of the market comparable companies valuation technique and the discounted cash flow valuation technique were 47.1% and 52.9%, respectively, on a weighted average basis.
(B)	The Company valued $92,865,000 of investments using a 50/50 weighting of EBITDA and revenue multiples and $1,020,000 of investments using only revenue multiples in the overall valuation approach which included the use of market comparable companies. The Company valued $6,425,000 of investments using only discounted cash flows.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 3 — FAIR VALUE MEASUREMENTS  – (continued)

	Fair Value as of December 31, 2014	Valuation Techniques	Unobservable Input	Weighted Average	Range
					Minimum	Maximum
Assets:
SBA unguaranteed non-affiliate investments – performing loans	$115,175	Discounted cash flow	Market yields	5.38%	5.38%	5.38%
SBA unguaranteed non-affiliate investments – non-performing loans	$6,302	Discounted cash flow	Market yields	7.00%	7.00%	7.00%
Controlled investments(A)	$77,499	Market comparable companies	EBITDA multiples	5.7x	3.00x	9.00x
		Market comparable companies	Revenue multiples	0.95x	0.40x	3.00x
		Discounted cash flow	Weighted average cost of capital	17.80%	10.70%	20.00%
Servicing assets	$9,483	Discounted cash flow	Market yields	11.58%	11.58%	11.58%

(A)	In determining the fair value of the Company’s controlled investments as of December 31, 2014, the proportion of the market comparable companies valuation technique and the discounted cash flow valuation technique were 48.1% and 51.9%, respectively, on a weighted average basis.

The following table presents the changes in investments and servicing assets measured at fair value using Level 3 inputs for the year ended December 31, 2015:

	Year ended December 31, 2015
	SBA unguaranteed non-affiliate investments	Controlled investments	Non-control/ non-affiliate investments	Servicing assets
Fair value, beginning of period	$121,477	$77,499	$—	$9,483
Net change in unrealized appreciation (depreciation)	1,183	12,250	(24)	(1,268)
Realized loss	(1,189)	—	—	—
SBA unguaranteed non-affiliate investments, originated	57,053	—	—	—
Foreclosed real estate acquired	(1,130)	—	—	—
Funding of investments	—	19,573	2,200	—
Purchase of loan from SBA	703	—	—	—
Return of investment	—	(3,746)	—	—
Principal payments received on debt investments	(19,742)	(1,200)	(352)	—
Additions to servicing assets	—	—	—	4,827
Fair value, end of period	$158,355	$104,376	$1,824	$13,042

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 3 — FAIR VALUE MEASUREMENTS  – (continued)

The following table presents the changes in controlled investments and servicing assets measured at fair value using Level 3 inputs for the period November 12, 2014 to December 31, 2014:

	November 12, 2014 to December 31, 2014
	Controlled investments	Servicing assets
Fair value, beginning of period	$77,499	$9,465
Net change in unrealized depreciation	—	(120)
Additions to servicing assets	—	138
Fair value, end of period	$77,499	$9,483

The following table presents the changes in SBA unguaranteed non-affiliate investments measured at fair value using Level 3 inputs for the year ended December 31, 2014:

December 31, 2014
Balance, beginning of year	$78,951
SBA unguaranteed investments, originated	48,189
Loans transferred to other real estate owned	(174)
Principal payments received	(10,411)
Cumulative effect of BDC Conversion	8,780
Net change in unrealized depreciation	(3,858)
Balance, end of year	$121,477

NOTE 4 — CREDITS IN LIEU OF CASH:

Following is a summary of the credits in lieu of cash balance as of December 31, 2015 and 2014 (in thousands):

	2015	2014
Balance, beginning of year	$2,229	$3,641
Add: Income from tax credit accretion (at fair value)	32	62
Less: Tax credits delivered	(1,394)	(1,460)
Fair value adjustment	(7)	(14)
Balance, end of year	$860	$2,229

NOTE 5 — INVESTMENTS:

Investments, all of which are with portfolio companies in the United States, consisted of the following at December 31, 2015 and 2014:

	2015		2014
	Cost	Fair Value	Cost	Fair Value
Money market funds	$35	$35	$3,000	$3,000
Non-affiliate debt investments	$170,668	$162,463	$159,150	$152,963
Controlled investments
Equity	$30,395	$100,310	$10,121	$73,616
Debt	5,386	4,066	7,944	3,883
Total investments	$206,484	$266,874	$180,215	$233,462

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 5 — INVESTMENTS:  – (continued)

The following table shows the Company’s portfolio investments by industry at December 31, 2015 and 2014:

	2015		2014
Industry	Cost	Fair Value	Cost	Fair Value
Data Processing, Hosting and Related Services	$28,506	$92,600	$13,772	$70,322
Amusement, Gambling, and Recreation Industries	14,372	14,632	13,495	13,621
Food Services and Drinking Establishments	15,241	14,453	15,816	15,442
Securities, Commodity Contracts, and Other Financial Investments and Related Activities	8,057	10,031	5,278	5,771
Repair and Maintenance	9,440	9,337	7,250	7,023
Ambulatory Health Care Services	8,858	8,214	6,777	6,225
Specialty Trade Contractors	8,492	7,718	6,298	5,414
Accommodation	6,940	6,974	7,240	7,240
Professional, Scientific, and Technical Services	7,378	6,856	5,438	4,939
Merchant Wholesalers, Durable Goods	6,726	6,299	3,763	3,729
Truck Transportation	6,142	5,699	5,621	5,494
Food Manufacturing	5,386	4,630	4,757	3,793
Administrative and Support Services	4,797	4,566	2,663	2,400
Motor Vehicle and Parts Dealers	4,289	4,249	3,759	3,755
Gasoline Stations	4,040	4,008	3,895	3,727
Social Assistance	3,955	3,845	3,537	3,474
Insurance Carriers and Related Activities	1,288	3,769	1,417	3,622
Fabricated Metal Product Manufacturing	3,943	3,577	5,627	5,258
Personal and Laundry Services	3,231	3,064	2,759	2,609
Merchant Wholesalers, Nondurable Goods	3,015	2,981	2,541	2,459
Plastics and Rubber Products Manufacturing	2,857	2,687	7,690	8,120
Clothing and Clothing Accessories Stores	2,357	2,125	6,709	6,958
Nonstore Retailers	2,328	2,002	2,878	2,923
Apparel Manufacturing	536	467	2,330	2,528
Other	44,275	42,056	35,905	33,616
Total	$206,449	$266,839	$177,215	$230,462

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 6 — TRANSACTIONS WITH AFFILIATED COMPANIES:

An affiliated company is a company in which the Company has an ownership of 5% or more of its voting securities. A controlled affiliate is a company in which the Company owns more than 25% of its voting securities. Transactions related to our investments with controlled affiliates for the year ended December 31, 2015 were as follows:

Portfolio Company	Fair Value at December 31, 2014	Purchases (cost)	Principal received (cost)	Net realized gains/(losses)	Net unrealized gains/ (losses)	Fair Value at December 31, 2015	Interest and other income	Dividend income
Controlled Affiliates
Small Business Lending, Inc.	$2,900	$—	$(2,965)	$—	$5,565	$5,500	$—	$348
PMTWorks Payroll, LLC	920	—	—	—	100	1,020	105	—
Universal Processing Services of Wisconsin, LLC	45,500	—	—	—	6,948	52,448	5	6,590
CrystalTech Web Hosting, Inc.	21,500	—	(493)	—	407	21,414	—	308
CDS Business Services, Inc.(1)	1,979	3,070	(288)	—	(966)	3,795	31	—
Exponential Business Development Co., Inc.	—	—	—	—	—	—	—	1,080
Premier Payments LLC	—	16,503	—	—	—	16,503	—	600
Newtek Insurance Agency, LLC	2,300	—	—	—	200	2,500	99	—
Advanced Cyber Security Systems, LLC	—	—	—	—	—	—	14	—
First Bankcard Alliance of Alabama, LLC	—	—	—	—	—	—	—	78
Fortress Data Management, LLC	—	—	—	—	—	—	—	—
Automated Merchant Services, Inc.	—	—	—	—	—	—	—	—
Summit Systems and Designs, LLC	—	—	—	—	—	—	—	1,162
Secure CyberGateway Services, LLC	2,400	—	(1,200)	—	(4)	1,196	130	52
Business Connect, LLC	—	—	—	—	—	—	4	—
Total Controlled Affiliates	$77,499	$19,573	$(4,946)	$—	$12,250	$104,376	$388	$10,218

(1)	During the year ended December 31, 2015, the Company converted its previous debt investments in CDS Business Services, Inc. to equity.

NOTE 7 — SERVICING ASSETS:

At December 31, 2015 and 2014, servicing assets are measured at fair value. The Company earns servicing fees from SBA 7(a) loans it originates. Prior to the BDC Conversion, the Company also earned servicing fees from loans originated by third parties. This income is now earned by one of the Company’s controlled portfolio companies. Prior to the BDC Conversion, servicing assets were amortized and not recorded at fair value.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 7 — SERVICING ASSETS:  – (continued)

The following table summarizes the fair value and valuation assumptions related to servicing assets at December 31, 2015 and 2014:

	2015	2014
Fair Value	$13,042	$9,483
Discount factor(1)	12.03%	11.58%
Cumulative prepayment rate	15.50%	19.00%
Average cumulative default rate	20.00%	25.00%

(1)	In 2015, determined based on risk spreads and observable secondary market transactions. In 2014, determined based on a blended approach of the weighted average cost of capital and the weighted average servicing spread.

The following table summarizes servicing fee income earned for the year ended December 31, 2015, the periods November 12, 2014 through December 31, 2014, the period ended November 11, 2014 and the year ended December 31, 2013:

	December 31, 2015	November 12, 2014 through December 31, 2014	January 1, 2014 through November 11, 2014	December 31, 2013
Servicing fees from Newtek originated loans	$4,611	$562	$3,111	$2,769
Servicing fees from third party originated loans(2)	—	—	6,142	3,796
Total servicing fees earned	$4,611	$562	$9,253	$6,565

(2)	For servicing functions on loans originated by third party lenders, the Company did not retain any risk on such portfolios and earned servicing fees based on a mutually negotiated fee per loan.

NOTE 8 — ACCOUNTS PAYABLE, ACCRUED EXPENSES AND OTHER LIABILITIES:

The following table details the components of accounts payable, accrued expenses and other liabilities at December 31, 2015 and 2014:

	2015	2014
Due to participants and SBA(a)	$3,943	$3,100
Due to borrowers	184	425
Accrued payroll and related expenses	2,091	1,552
Deferred rent	78	324
Commissions payable	192	190
Loan processing and servicing	1,331	618
Other	1,126	1,566
Total accounts payable, accrued expenses and other liabilities	$8,945	$7,775

(a)	Primarily represents loan related remittances received by NSBF, and due to third parties.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 9 — BORROWINGS:

At December 31, 2015 and 2014, the Company had borrowings comprised of the following:

	December 31, 2015			December 31, 2014
Facility	Commitments	Borrowings Outstanding	Weighted Average Interest Rate	Commitments	Borrowings Outstanding	Weighted Average Interest Rate
Capital One line of credit – guaranteed(1)	$50,000	$29,100	4.25%	$50,000	$28,722	4.25%
Capital One line of credit – unguaranteed(1)	—	—	—%	—	5,134	5.13%
Capital One term loan	—	—	—%	10,000	9,167	5.75%
Notes due 2022	8,324	8,324	7.50%	—	—	—%
Note payable – related party	38,000	5,647	7.50%	—	—	—%
Notes payable – Securitization Trusts	91,745	91,745	3.29%	79,520	79,520	3.80%
Total	$188,069	$134,816	3.93%	$139,520	$122,543	4.11%

(1)	Total combined commitments of the guaranteed and unguaranteed lines of credit are $50,000,000 at December 31, 2015 and 2014.

As of December 31, 2015 and 2014, the carrying amounts of the Company’s borrowings approximated their fair value. The fair values of the Company’s borrowings are determined in accordance with ASC 820 which defines fair value in terms of the price that would be paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions.

Total interest expense for the year ended December 31, 2015, the period November 12, 2014 to December 31, 2014, the period January 1, 2014 to November 11, 2014 and the year ended December 31, 2013 were $6,479,000, $568,000, $7,323,000 and $5,863,000, respectively.

7.5% Notes Due 2022

In September 2015, the Company and U.S. Bank, N.A. (the “Trustee”), entered into the First Supplemental Indenture (the “First Supplemental Indenture”) to the Base Indenture between the Company and the Trustee, dated September 23, 2015, relating to the Company’s issuance, offer and sale of $8,200,000 aggregate principal amount of 7.5% notes due 2022 (the “Notes”). In October 2015, the underwriters issued notification to exercise their over-allotment option for an additional $124,000 in aggregate principal amount of the Notes. The sale of the Notes generated net proceeds of approximately $7,747,000.

The Notes will mature on September 30, 2022 and may be redeemed in whole or in part at the Company’s option at any time or from time to time on or after September 23, 2018, at a redemption price of 100% of the outstanding principal amount thereof plus accrued and unpaid interest payments otherwise payable for the then-current quarterly interest period accrued to but not including the date fixed for redemption. The Notes bear interest at a rate of 7.5% per year payable quarterly on March 31, June 30, September 30, and December 31 of each year, commencing on December 31, 2015, and trade on the NASDAQ Global Market under the trading symbol “NEWTZ.”

The Notes will be the Company’s direct unsecured obligations and will rank: (i) pari passu with the Company’s other outstanding and future unsecured indebtedness; (ii) senior to any of the Company’s future indebtedness that expressly provides it is subordinated to the Notes; (iii) effectively subordinated to all the Company’s existing and future secured indebtedness (including indebtedness that is initially unsecured to which the Company subsequently grants security), to the extent of the value of the assets securing such indebtedness; (iv) structurally subordinated to all existing and future indebtedness and other obligations of any of the Company’s subsidiaries.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 9 — BORROWINGS:  – (continued)

The Base Indenture, as supplemented by the First Supplemental Indenture, contains certain covenants including covenants requiring the Company to comply with (regardless of whether it is subject to) the asset coverage requirements set forth in Section 18(a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act and to comply with the restrictions on dividends, distributions and purchase of capital stock set forth in Section 18(a)(1)(B) as modified by Section 61(a)(1) of the 1940 Act. These covenants are subject to important limitations and exceptions that are described in the Base Indenture, as supplemented by the First Supplemental Indenture. The Base Indenture, as supplemented by the First Supplemental Indenture, also contains certain reporting requirements, including a requirement that the Company provide financial information to the holders of the Notes and the Trustee if the Company should no longer be subject to the reporting requirements under the Securities Exchange Act of 1934. The Base Indenture provides for customary events of default. As of December 31, 2015, the Company was in compliance with the terms of the Base Indenture as supplemented by the First Supplemental Indenture.

At December 31, 2015 the Notes had an outstanding principal balance of $8,324,000. For the year ended December 31, 2015, interest expense and amortization of related deferred financing costs were $169,000 and $22,900, respectively, which represented the interest and amortization of deferred financing costs from September 23, 2015 through December 31, 2015.

Capital One Term Loan

In June 2014, the Company entered into a four year $20,000,000 credit agreement with Capital One consisting of a $10,000,000 term loan and a revolving line of credit of up to $10,000,000. Principal and interest on the term loan were payable quarterly in arrears with interest at Prime plus 2.5%. The term loan was being amortized over a four year period with a final payment due at maturity. The interest rate on the revolving line of credit was also Prime plus 2.5% and was payable monthly in arrears with the principal due at maturity. In addition, the revolving line accrued interest of 0.375% on the unused portion of the line which was payable quarterly in arrears.

The purpose of the facilities was to refinance the Company’s existing note payable from Summit Partners Credit Advisors, L.P., payoff the current portion of an NTS note payable and for general working capital purposes. The Company incurred deferred financing costs of approximately $279,000 which were being amortized to interest expense over the term of the facilities. In addition, and in connection with the pay-off of the Summit Partners note payable, the Company expensed the remaining debt discount and deferred financing costs related to Summit, which resulted in a charge to operations for the period ended November 11, 2014 of $1,905,000. Interest expense on the Summit debt, including $1,905,000 of remaining debt discount and deferred financing costs expensed at the time of the Capital One refinance, was $2,953,000 and $1,521,000 for the period ended November 11, 2014 and year ended December 31, 2013, respectively.

In June 2015, the Company paid off the Capital One term loan and retired the Capital One credit facility. The proceeds used to pay down the Capital One term loan and accrued interest of $8,879,000 as of June 23, 2015 were received from two controlled portfolio companies. There was no amount due under the revolving line of credit with Capital One at retirement.

Interest expense including amortization of deferred financing costs on the Capital One facilities for the year ended December 31, 2015 and period ended November 11, 2014 were approximately $564,000 and $409,000, respectively.

Capital One Lines of Credit (Guaranteed and Unguaranteed)

The Company’s wholly owned subsidiary, NSBF, has a $50,000,000 credit facility with Capital One. The facility provides for a 55% advance rate on the non-guaranteed portions of the SBA 7(a) loans it originates, and a 90% advance rate on the guaranteed portions of SBA 7(a) loans it originates. The interest rate on the portion of the facility, collateralized by the government guaranteed portion of SBA 7(a) loans, is set at Prime plus 1.00%, and there is a quarterly facility fee equal to 0.25% on the unused portion of the revolving credit

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 9 — BORROWINGS:  – (continued)

calculated as of the end of each calendar quarter. The interest rate on the portion of the facility, collateralized by the non-guaranteed portion of SBA 7(a) loans, is set at Prime plus 1.875%, and there is a quarterly facility fee equal to 0.25% on the unused portion of the revolving credit calculated as of the end of each calendar quarter. In June 2015, NSBF amended the existing facility to eliminate the fixed charge coverage ratio in exchange for a debt service ratio, new EBITDA minimums, the elimination of restrictions on the ability to pay dividends to stockholders, as well as the release of the guarantees of our former subsidiaries (now treated as portfolio companies). In addition, the amendment extended the date on which the facility will convert to a term loan from May 16, 2016 to May 16, 2017 and extended the maturity date of the facility to May 16, 2019. The facility provides for quarterly covenants including a debt service ratio, EBITDA minimum requirements and a minimum net income covenant. At December 31, 2015, we were in full compliance with all applicable loan covenants.

Total interest expense attributable to the NSBF Capital One facility for the year ended December 31, 2015, the period November 12, 2014 to December 31, 2014, the period January 1, 2014 to November 11, 2014 and the year ended December 31, 2013 was $1,165,000, $149,000, $921,000 and $886,000, respectively.

Notes Payable — Securitization Trust VIE

Since 2010, NSBF has engaged in securitizations of the unguaranteed portions of its SBA 7(a) loans. In the securitization, it uses a special purpose entity (the “Trust”) which is considered a VIE. Applying the consolidation requirements for VIEs under the accounting rules in ASC Topic 860, Transfers and Servicing, and ASC Topic 810, Consolidation, which became effective January 1, 2010, the Company determined that as the primary beneficiary of the securitization vehicle, based on its power to direct activities through its role as servicer for the Trust and its obligation to absorb losses and right to receive benefits, it needed to consolidate the Trusts. NSBF therefore consolidated the entity using the carrying amounts of the Trust’s assets and liabilities. NSBF reflects the assets in SBA Unguaranteed Non-Affiliate Investments and reflects the associated financing in Notes Payable — Securitization Trust VIE.

In December 2014, NSBF completed a securitization which resulted in the transfer of $36,000,000 of unguaranteed portions of SBA loans. The Trust in turn issued securitization notes for the par amount of $31,700,000 against the assets in a private placement. The notes received an “A” rating by S&P, and the final maturity date of the notes is April 2040.

In September 2015, NSBF issued additional unguaranteed SBA 7(a) loan-backed notes as part of an upsizing of the Newtek Small Business Loan Trust, Series 2010-1. Note principal amounts of the original and exchanged notes were approximately $8,771,000 with additional notes which totaled approximately $32,028,000 as part of the upsizing. The initial aggregate amount of the senior notes issued by the Trust were approximately $40,800,000 on the closing date. The notes are collateralized by approximately $46,458,000 of SBA 7(a) unguaranteed portions and include a prefunded amount of $14,679,000 to be originated and transferred subsequently to the trust. The notes retained their AA rating under S&P, and the final maturity of the amended notes is February 25, 2041.

Total interest expense attributable to the Trusts for the year ended December 31, 2015, the period November 12, 2014 to December 31, 2014, the period January 1, 2014 to November 11, 2014 and the year ended December 31, 2013 was approximately $3,810,000, $389,000, $2,692,000 and $2,111,000, respectively.

Deferred financing costs associated with the securitization transactions were $2,501,000 and $2,550,000 at December 31, 2015 and 2014, respectively, At December 31, 2015 and 2014, the assets of the consolidated Trust totaled $148,964,000 and $123,540,000 respectively. At December 31, 2015 and 2014, the liabilities of the consolidated Trust totaled $91,745,000 and $79,520,000, respectively.

The Trusts are only permitted to purchase the unguaranteed portion of SBA 7(a) loans, issue asset-backed securities, and make payments on the securities. The Trusts only issued a single series of securities to pay for the unguaranteed portions it acquired from NSBF and will be dissolved when those securities have been paid

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 9 — BORROWINGS:  – (continued)

in full. The primary source for repayment of the debt is the cash flows generated from the unguaranteed portion of SBA 7(a) loans owned by the Trusts; principal on the debt will be paid by cash flow in excess of that needed to pay various fees related to the operation of the Trusts and interest on the debt. The debt has an expected maturity of approximately six years based on the expected performance of the underlying collateral and structure of the debt and a legal maturity of 30 years from the date of issuance. The assets of the Trusts are legally isolated and are not available to pay NSBF’s creditors. However, NSBF continues to retain rights to cash reserves and residual interests in the Trusts and will receive servicing income. For bankruptcy analysis purposes, NSBF sold the unguaranteed portions to the Trusts in a true sale and the Trusts are separate legal entities. The investors and the Trusts have no recourse to any of NSBF’s other assets for failure of debtors to pay when due; however, NSBF’s parent, Newtek, has provided a limited guaranty to the investors in the Trusts in an amount not to exceed 10% of the original issuance amount to be used after all of the assets of the Trusts have been exhausted.

Note Payable — Related Party

In June 2015, the Company entered into an unsecured revolving line of credit agreement with two of its wholly owned controlled portfolio companies, UPSW and NTS. Maximum borrowings under the line of credit are $38,000,000. The outstanding balance bears interest at a rate equal to (a) the greater of LIBOR or 50 basis points plus (b) 7% or at a rate equal to (y) the greater of the Prime Rate or 3.5%, plus (z) 6%. The interest rate in effect is equal to the interest rate on the term loan between UPSW, NTS, Premier Payments LLC (“Premier”) and Goldman Sachs Bank USA as discussed in Note 11. At December 31, 2015, the line of credit bears interest at 7.5%. The revolving line of credit has a maturity date of June 21, 2019. The outstanding borrowings at December 31, 2015 were $5,647,000. Interest expense for the year ended December 31, 2015 was approximately $621,000.

Total expected principal repayments on the Company’s borrowings for the next five fiscal years and thereafter are as follows:

December 31,	Borrowings	Capital Lease	Total
2016	$29,100	$16	$29,116
2017	—	1	1
2018	—	—	—
2019	5,647	—	5,647
2020	—	—	—
Thereafter	100,069	—	100,069
	$134,816	$17	$134,833

NOTE 10 — NOTES PAYABLE IN CREDITS IN LIEU OF CASH:

Each Capco has separate contractual arrangements with the Certified Investors obligating the Capco to make payments on the Notes.

At the time the Capcos obtained the proceeds from the issuance of the Notes, Capco warrants or Company common shares to the Certified Investors, the proceeds were deposited into escrow accounts which required that the insurance contracts be concurrently and simultaneously purchased from the insurer before the remaining proceeds could be released to and utilized by the Capco. The Capco Note agreements require, as a condition precedent to the funding of the Notes that insurance be purchased to cover the risks associated with the operation of the Capco. This insurance is purchased from Chartis Specialty Insurance Company and National Union Fire Insurance Company of Pittsburgh, both subsidiaries of Chartis, Inc. (Chartis), an international insurer. Chartis and these subsidiaries are “A+” credit rated by S&P. In order to comply with this condition precedent to the funding, the Notes closing is structured as follows: (1) the Certified Investors

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 10 — NOTES PAYABLE IN CREDITS IN LIEU OF CASH:  – (continued)

wire the proceeds from the Notes issuance directly into an escrow account; (2) the escrow agent, pursuant to the requirements under the Note and escrow agreement, automatically and simultaneously funds the purchase of the insurance contract from the proceeds received. The Notes offering cannot close without the purchase of the insurance, and the Capcos are not entitled to the use and benefit of the net proceeds received until the escrow agent has completed the payment for the insurance. Under the terms of this insurance, the insurer incurs the primary obligation to repay the Certified Investors a substantial portion of the debt as well as to make compensatory payments in the event of a loss of the availability of the related tax credits. The Coverage A portion of these contracts makes the insurer primarily obligated for a portion of the liability.

The Capcos, however, are secondarily, or contingently, liable for such payments. The Capco, as a secondary obligor, must assess whether it has a contingency to record on the date of issuance and at every reporting date thereafter until the insurer makes all their required payments. As of December 31, 2015, the insurer has made all of the scheduled cash payments under Coverage A, therefore the contingent liability of the Company has been extinguished.

The Coverage B portion of these contracts provides for the payment of cash in lieu of tax credits in the event the Capco becomes decertified. The Capcos remain primarily liable for the requirement to deliver tax credits (or make cash payments in lieu of tax credits not delivered).

Although Coverage B protects the Certified Investors as described above, the Company remains primarily liable for the portion of this obligation. This liability has been recorded as notes payable in credits in lieu of cash, representing the present value of the Capcos’ total liability it must pay to the Certified Investors. Such amount will be increased by an accretion of interest expense during the term of the Notes and will decrease as the Capcos pay interest by delivering the tax credits, or paying cash.

Notes payable in credits in lieu of cash are recorded at fair value. The following is a summary of activity of Notes payable in credits in lieu of cash balance for the years ended December 31, 2015 and 2014:

	2015	2014
Balance, beginning of year	$2,229	$3,641
Add: Accretion of interest expense	24	53
Less: Tax credits delivered	(1,394)	(1,460)
Fair value adjustment	1	(5)
Balance, end of year	$860	$2,229

Under the Note agreements, no interest is paid by the Capcos in cash provided that the Certified Investors receive the uninterrupted use of the tax credits. The Certified Investors acknowledge, in the Note agreements, that the insurer is primarily responsible for making the scheduled cash payments as provided in the Notes.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 11 — COMMITMENTS AND CONTINGENCIES:

Operating and Employment Commitments

The Company leases office space and other office equipment in several states under operating lease agreements which expire at various dates through 2029. Those office space leases which are for more than one year generally contain scheduled rent increases or escalation clauses.

The following summarizes the Company’s obligations and commitments, as of December 31, 2015 for future minimum cash payments required under operating lease and employment agreements (in thousands):

Year	Operating leases	Employment agreements	Total
2016	$1,252	$240	$1,492
2017	1,790	—	1,790
2018	1,691	—	1,691
2019	1,300	—	1,300
2020	1,126	—	1,126
Thereafter	7,577	—	7,577
Total	$14,736	$240	$14,976

Rent expense for the year ended December 31, 2015, the period November 12, 2014 to December 31, 2014, the period January 1, 2014 to November 11, 2014 and the year ended December 31, 2013, was $866,000, $97,000, $2,264,000, and $2,406,000, respectively.

Legal Matters

In the ordinary course of business, the Company and its wholly owned portfolio companies may from time to time be party to lawsuits and claims. The Company evaluates such matters on a case by case basis and its policy is to contest vigorously any claims it believes are without compelling merit. The Company is not currently involved in any litigation matters.

Guarantees

The Company is a guarantor on a bank line of credit held at NBC, a controlled portfolio company. Maximum borrowings under the line of credit are $10,000,000 with a maturity date of February 2016. At December 31, 2015, total principal and accrued interest owed by NBC was $3,923,000. In addition, the Company deposited $750,000 to collateralize the guarantee. On August 27, 2015, NBC entered into Amendment No. 2 (the “Amendment”) to the Loan and Security Agreement, dated February 28, 2011 (as amended through August 27, 2015, including the Amendment, the “Agreement”), by and between Sterling National Bank (“Sterling”) and NBC. The Amendment permits NBC to use a portion of the warehouse line of credit provided by Sterling under the Agreement to fund inventory financing arrangements NBC may provide to its clients. The Amendment also removed certain restrictions placed upon the Company in connection with its guaranty of the credit facility provided under the Agreement. At December 31, 2015, the Company determined that it is not probable that payments would be required to be made under the guarantee.

NBC also entered into an additional Loan and Security Agreement with Sterling on August 27, 2015 (as amended through December 4, 2015) (the “504 Loan Agreement”), pursuant to which Sterling and any future participant lenders agreed to provide NBC another line of credit to fund SBA 504 loans extended by NBC (the “504 Facility”). The maximum amount of the 504 Facility is up to $35,000,000, depending upon syndication. The 504 Loan Agreement specifies certain events of default, pursuant to which all outstanding amounts under the 504 Facility could become immediately due and payable. In addition, the Company has guaranteed NBC’s obligations under the 504 Loan Agreement, pursuant to a Guaranty dated as of August 27, 2015. At December 31, 2015, the Company determined that it is not probable that payments would be required to be made under the guarantee.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 11 — COMMITMENTS AND CONTINGENCIES:  – (continued)

On June 23, 2015, UPSW and NTS (together, the “Borrowers”), each a controlled portfolio company of the Company, entered into a Credit and Guaranty Agreement (the “Agreement”), dated June 23, 2015, with Goldman Sachs Bank USA (“GS Bank”), as Administrative Agent, Collateral Agent and Lead Arranger, pursuant to which GS Bank agreed to extend the Borrowers a term loan facility up to an aggregate principal amount of $38,000,000 (the “Facility” and each term loan made thereunder, a “Term Loan”). On September 18, 2015, the Agreement was amended to add Premier as a borrower. The Company, Newtek Business Services Holdco 1, Inc., a wholly-owned subsidiary of the Company (“Intermediate Holdings”), and certain subsidiaries of Intermediate Holdings party to the Agreement from time to time, have agreed to guarantee the repayment of the Facility and are parties to the Agreement as “Guarantors” thereunder. At December 31, 2015, $22,000,000 was outstanding under this Facility. At December 31, 2015, the Company determined that it is not probable that payments would be required to be made under the guarantee.

NOTE 12 — EARNINGS PER SHARE:

The following table summarizes the calculation for net increase in net assets per common share for the year ended December 31, 2015 and the period November 12, 2014 through December 31, 2014:

	December 31, 2015	November 12, 2014 through December 31, 2014
Net increase in net assets	$35,736	$681
Weighted average shares outstanding	10,770	7,620
Net increase in net assets per common share	$3.32	$0.09

Basic income per share is computed based on the weighted average number of common shares outstanding during the period. The dilutive effect of common share equivalents is included in the calculation of diluted income per share only when the effect of their inclusion would be dilutive:

The calculations of Net Income Per Share were:	For the Period Ended November 11, 2014	Year Ended December 31, 2013
Numerator:
Numerator for basic and diluted EPS – net income available to common stockholders	$3,293	$7,528
Denominator:
Denominator for basic EPS – weighted average shares	7,315	7,059
Denominator for diluted EPS – weighted average shares	7,315	7,581
Net income per share: Basic	$0.45	$1.07
Net income per share: Diluted	$0.45	$0.99
Anti-dilutive shares excluded from above:
Contingently issuable shares	17	17

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 13 — PUBLIC OFFERINGS:

The following table summarizes the total shares issued and proceeds received net of underwriting and offering costs in public offerings of the Company’s common stock for the years ended December 31, 2015, 2014, and 2013:

	Years ended December 31,
	2015	2014	2013
Shares issued	2,300,000	2,530,000	—
Offering price per share	$16.5	$12.5	N/A
Proceeds net of underwriting discounts and offering costs	$35,290	$27,883	$—

On November 18, 2014 the Company priced a public offering of 2,200,000 shares of its common stock at a public offering price of $12.50 per share. The Company also sold an additional 330,000 shares of its common stock at a public offering price of $12.50 per share pursuant to the underwriter’s full exercise of the over-allotment option.

On October 15, 2015 the Company priced a public offering of 2,000,000 shares of its common stock at a public offering price of $16.50 per share. The Company also sold an additional 300,000 shares of its common stock at a public offering price of $16.50 per share pursuant to the underwriter’s full exercise of the over-allotment option.

NOTE 14 — DIVIDENDS AND DISTRIBUTIONS:

The Company’s dividends and distributions are recorded on the declaration date. The following table summarizes the Company’s dividend declarations and distributions during the year ended December 31, 2015. There were no dividend declarations or distributions during any prior years.

Date Declared	Record Date	Payment Date	Amount Per Share	Cash Distribution	DRIP Shares Issued	DRIP Shares Value
March 19, 2015	March 30, 2015	April 13, 2015	$0.39	$3,985	—	$—
June 15, 2015	June 29, 2015	July 15, 2015	$0.47	$4,715	5	$87
October 1, 2015	October 22, 2015	November 3, 2015	$0.50	$6,123	12	$201
October 1, 2015(1)	November 18, 2015	December 31, 2015	$2.69	$9,195	—	$—
December 16, 2015	January 7, 2016	January 19, 2016	$0.40	$5,659	13	$143

Special Dividend (1)

On October 1, 2015, the Company declared a one-time special dividend of approximately $34,055,000 payable on December 31, 2015 to stockholders of record as of November 18, 2015. This special dividend was declared as a result of the Company’s intention to elect RIC status for tax year 2015, as it must distribute 100% of its accumulated earnings and profits through December 31, 2014 in order to qualify as a RIC. The special dividend amount of approximately $34,055,000 was computed based on an earnings and profits analysis completed through December 31, 2014.

The dividend was paid in cash and shares of the Company’s common stock at the election of each stockholder. The total amount of cash distributed to all stockholders was limited to 27% or $9,195,000 of the total dividend. The remainder of the dividend was paid in the form of shares of the Company’s common stock. As a result approximately 1,844,000 shares of the Company’s common shares were issued.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 15 — BENEFIT PLANS:

Defined Contribution Plan

The Company’s employees (and its portfolio company’s employees for the periods prior to the BDC Conversion) participate in a defined contribution 401(k) plan (the “Plan”) adopted in 2004 which covers substantially all employees based on eligibility. The Plan is designed to encourage savings on the part of eligible employees and qualifies under Section 401(k) of the Internal Revenue Code. Under the Plan, eligible employees may elect to have a portion of their pay, including overtime and bonuses, reduced each pay period, as pre-tax contributions up to the maximum allowed by law. The Company may elect to make a matching contribution equal to a specified percentage of the participant’s contribution, on their behalf as a pre-tax contribution. For the years ended December 31, 2015, 2014 and 2013, the Company matched 50% of the first 2% of employee contributions, resulting in $177,000, $130,000 and $153,000 in expense, respectively.

NOTE 16 — INCOME TAXES:

The Company intends to qualify to be treated as a RIC for the 2015 tax year under Subchapter M of the Code. As a result, the Company must distribute substantially all of its respective net taxable income each tax year as dividends to its stockholders. Accordingly, no provision for federal income tax has been made in the financial statements for the year ended December 31, 2015.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. federal tax regulations, which may differ from amounts determined in accordance with GAAP and those differences could be material. These book-to-tax differences are either temporary or permanent in nature. Reclassifications due to permanent book-tax differences, including the offset of net operating losses against net short-term gains and nondeductible meals and entertainment, have no impact on net assets.

The following differences were reclassified for tax purposes for the year ended December 31, 2015:

December 31, 2015
Increase in additional paid-in capital	$195
Increase in distributions in excess of undistributed net investment income	10,622
Decrease in net realized gains on investments	(10,817)

Taxable income generally differs from net increase (decrease) in net assets for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses and generally excludes unrealized appreciation (depreciation) on investments as investment gains and losses are not included in taxable income until they are realized.

The following table reconciles net increase in net assets to taxable income for the year ended December 31, 2015:

December 31, 2015
Net increase in net assets	$35,736
Net change in unrealized depreciation on investments	(10,187)
Net change in deferred tax liability	857
GAAP versus tax basis consolidation of subsidiaries	(4,115)
Other deductions/losses for tax, not book	(307)
Other differences	92
Taxable income before deductions for distributions	$22,076

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 16 — INCOME TAXES:  – (continued)

The tax character of distributions paid during the year ended December 31, 2015 was as follows:

December 31, 2015
Ordinary income	$15,043
Long-term capital gains	67
Return of capital	—

The determination of the tax attributes of the Company’s distributions is made annually as of the end of the Company’s fiscal year based upon the Company’s taxable income for the full year and distributions paid for the full year. The Company’s fourth quarter dividend which was declared in December 2015, but had a record date in 2016, will be included in the 2016 dividends reportable to shareholders. Approximately 35.8% of the Company’s ordinary income was from qualified dividends. The actual tax characteristics of distributions to shareholders are reported to shareholders annually on Form 1099-DIV.

The tax basis components of distributable earnings/(accumulated losses) and reconciliation to accumulated earnings/(deficit) on a book basis for the year ended December 31, 2015 were as follows:

December 31, 2015
Undistributed ordinary income – tax basis	$6,781
Undistributed net realized gains – tax basis	184
Net change in unrealized appreciation on investments	8,062
GAAP versus tax basis consolidation of subsidiaries	4,115
Other temporary differences	1,288
Dividends payable	(5,802)
Total accumulated earnings – book basis	$14,628

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the consolidated statements of changes in net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period.

As of December 31, 2015, the Company had a deferred tax liability of $857,000 pertaining to the unrealized appreciation on investments held by Taxable Subsidiaries.

Income Taxes Prior to RIC Election

The Company’s tax provision is based on the Company’s results for the full year on a consolidated tax basis. Although the company converted to a BDC on November 11, 2014, it was not be eligible to elect RIC status until the year ended December 31, 2015. The Company’s deferred tax asset at December 31, 2014, was closed out to additional paid-in capital on January 1, 2015.

Provision for income taxes for the years ended December 31, 2014 and 2013 is as follows:

	2014	2013
Current:
Federal	$2,742	$5,075
State and local	1,043	132
	3,785	5,207
Deferred:
Federal	296	(1,132)
State and local	48	(157)
	344	(1,289)
Total provision for income taxes	$4,129	$3,918

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 16 — INCOME TAXES:  – (continued)

Included in the 2013 current state provision is a receivable from state tax refunds in the amount of approximately $1,115,000, which favorably impacted the Company’s effective tax rate by approximately 8.6% for the year ended December 31, 2013. This receivable resulted from the amendment of the 2010, 2011 and 2012 tax returns.

A reconciliation of income taxes computed at the U.S. federal statutory income tax rate to the provision for income taxes for the years ended December 31, 2014 and 2013 is as follows:

	2014 Provision	2013 Provision
Provision for income taxes at U.S. federal statutory rate of 35%	$2,655	$3,874
State and local taxes, net of federal benefit	709	399
Deferred adjustment true-ups	—	116
Permanent differences	(47)	91
Goodwill impairment	597	—
Deferred tax asset valuation allowance increase	200	178
Change in NYC valuation allowance	—	(3,370)
Deferred rate true up – NYC NOL	—	3,370
Other – refund from prior year amended state returns	—	(639)
Other	15	(101)
Total provision for income taxes	$4,129	$3,918

Deferred tax assets and liabilities consisted of the following at December 31, 2014:

2014
Deferred tax assets:
Net operating losses (“NOLs”) and capital losses (excluding New York City NOL)	$2,193
New York City NOL	225
Prepaid insurance	78
Loan loss reserves and fair value discounts	2,466
Flow through of deferred items from investments in qualified businesses	522
Interest payable in credits in lieu of cash	1,090
Depreciation and amortization	44
Accrued expenses	771
Other	815
Total deferred tax assets before valuation allowance	8,204
Less: Valuation allowance	(2,663)
Less: Valuation allowance – New York City NOL	(225)
Total deferred tax assets	5,316
Deferred tax liabilities:
Credits in lieu of cash	(1,992)
Deferred income	(451)
Total deferred tax liabilities	(2,443)
Net deferred tax asset	$2,873

As of December 31, 2014, the Company had gross federal NOLs of approximately $4,783,000 and state and local NOLs of approximately $7,447,000 which will begin to expire in 2020, and $332,000 of capital losses with a full valuation allowance which will expire in 2015. The Federal NOLs are attributable to NSBF and NBC, of which the NOLs at NBC have a full valuation allowance and the NOLs at NSBF, subject to IRC Section 382 limitations, have a partial valuation allowance.

Realization of the deferred tax assets is dependent on generating sufficient taxable income in future years. The Company had total valuation allowances of approximately $2,888,000 at December 31, 2014. The change in the valuation allowance represents the charge off of capital losses that have expired unused.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 16 — INCOME TAXES:  – (continued)

The Company analyzed its tax positions taken on their federal and state tax returns for the open tax years 2012, 2013 and 2014, and used three levels of analysis in determining whether any uncertainties existed with respect to these positions. The first level consisted of an analysis of the technical merits of the position, past administrative practices and precedents, industry norms and historical audit outcome. The second level of analysis was used to determine if the threshold (more than 50%) was met for the tax filing position. The third level of analysis consisted of determining the probable outcome once it was determined that the threshold was met for the tax filing position. Based on our analysis, the Company determined that there were no uncertain tax positions and that the Company should prevail upon examination by the taxing authorities.

The Company’s operations have been extended to other jurisdictions. This extension involves dealing with uncertainties and judgments in the application of tax regulations in these jurisdictions. The final resolution of any tax liabilities are dependent upon factors including negotiations with taxing authorities in these jurisdictions and resolution of disputes arising from federal, state and local tax audits. The Company recognizes potential liabilities associated with anticipated tax audit issues that may arise during an examination. Interest and penalties that are anticipated to be due upon examination are recognized as accrued interest and other liabilities with an offset to interest and other expense. The Company determined that there were no uncertainties with respect to the application of tax regulations in these jurisdictions.

NOTE 17 — FINANCIAL HIGHLIGHTS:

The financial highlights for the Company are as follows:

Per share data(2)	Year ended December 31, 2015	November 12, 2014 to December 31, 2014
Net asset value at beginning of period	$16.31	$13.49
Issuance of common stock	2.43	2.73
Dividends from capital gains	(1.76)	—
Special dividend	(2.69)	—
Net investment loss	(0.57)	(0.33)
Net realized gain on investments	3.14	0.08
Net unrealized appreciation on non-affiliate investments	0.95	0.36
Change in provision for deferred taxes	(0.06)	—
Net unrealized loss on servicing assets	(0.12)	(0.02)
Exponential of New York LLC distributions to members	(0.25)	—
Reversal of deferred tax asset	(0.19)	—
Out of period adjustment related to BDC Conversion	(0.06)	—
Dilutive effect of special dividend	(3.07)	—
Net asset value at end of period	$14.06	$16.31
Per share market value at end of period	$14.32	$14.76
Total return based on market value(3)	24.46%	13.10%
Total return based on average net asset value(3)	13.52%	20.87%
Shares outstanding at end of period	14,509	10,206

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 17 — FINANCIAL HIGHLIGHTS:  – (continued)

Per share data(2)	Year ended December 31, 2015	November 12, 2014 to December 31, 2014
Ratios/Supplemental Data:
Ratio of expenses to average net assets	17.42%	20.46%
Ratio of net investment loss to average net assets	(3.34)%	(11.99)%
Net assets at end of period	$203,949	$166,418
Average debt outstanding	$128,680	$108,483
Average debt outstanding per share	$8.87	$10.63
Asset coverage ratio	249%	223%
Portfolio turnover	103.50%	5.08%

(1)	Years prior to becoming a business development company are not presented in the financial highlights as the information would not be meaningful.
(2)	Based on actual number of shares outstanding at the end of the corresponding period or the weighted average shares outstanding for the period, unless otherwise noted, as appropriate.
(3)	Assumes dividends are reinvested.

NOTE 18 — RELATED PARTY TRANSACTIONS:

Investment in Premier Payments LLC

On July 23, 2015, the Company acquired 100% of Premier which was owned 100% by Jeffrey Rubin, former President of Newtek. The total purchase price was approximately $16,483,000, of which $14,011,000 was paid in cash and $2,472,000 was paid in newly issued restricted shares of Newtek common stock. A total of 130,959 shares were issued on the date of acquisition which may not be sold or transferred for six months from the acquisition date. The Company’s Board, including a majority of independent directors, approved the purchase.

Consulting Agreement

In July 2015, the Company entered into a consulting agreement (the “Agreement”), with Jeffrey Rubin, former President of Newtek and former CEO of Premier (a controlled portfolio company acquired in July 2015). The Agreement retained Jeffrey Rubin to perform business development consulting services. The Agreement entitled Jeffrey Rubin to annual compensation of $200,000 paid monthly. For the year ended December 31, 2015, the Company incurred approximately $83,000 in consulting fees related to the Agreement. The Agreement was terminated in December 2015 and no additional payments are required to be made. On January 1, 2016, Jeffrey Rubin entered into an independent sale agent agreement with Premier.

Investment in PMTWorks Payroll, LLC

In November 2015, the Company exercised a warrant for nominal consideration to acquire an additional 10% membership interest in PMTWorks Payroll, LLC (“PMT”). The additional 10% interest was obtained from the founder and current board member of PMT, a controlled portfolio company.

Note Payable — Related Party

In June 2015, the Company entered into an unsecured revolving line of credit agreement with UPSW and NTS. The maximum borrowings under the line of credit are $38,000,000. The outstanding balance bears interest at a rate equal to (a) the greater of LIBOR or 50 basis points plus (b) 7% or at a rate equal to (y) the greater of the Prime Rate or 3.5%, plus (z) 6%. Refer to Note 9 — “Borrowings” for additional discussion.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 18 — RELATED PARTY TRANSACTIONS:  – (continued)

Managerial Assistance Fees from Controlled Investments

The Company provides managerial assistance to certain controlled portfolio companies. Amounts are charged based on estimates of time and effort spent by certain employees providing managerial services for certain controlled portfolio companies. Fees are recorded on a quarterly basis and are recurring in nature. The table below summarizes amounts charged to each controlled affiliate for the year ended December 31, 2015. The amounts are recorded as a reduction of salaries and benefits in the consolidated statements of operations for the year ended December 31, 2015. No amounts were charged in prior years as the controlled affiliates were consolidated subsidiaries.

Portfolio Company	Managerial assistance fees
Universal Processing Services of Wisconsin, LLC	$590
CrystalTech Web Hosting, Inc.	528
PMTWorks Payroll, LLC	149
Newtek Insurance Agency, LLC	241
Summit Systems and Designs, LLC	30
Secure CyberGateway Services, LLC	45
Premier Payments LLC	45
Small Business Lending, Inc.	176
Total	$1,804

Sale of Intangible Asset

In December 2015, the Company sold a portfolio of health-related insurance policies to Newtek Insurance Agency, LLC (“NIA”) for $407,000. The carrying value of the portfolio at the time of sale was $308,000 which resulted in gain on sale of $99,000 which is included in other income from controlled investments on the consolidated statements of operations. The purchase price was calculated based on one times the trailing twelve month gross commissions earned from the remaining active policies.

Other Transactions with Related Parties

During the year ended December 31, 2015, the Company incurred $599,000 in managed technology services expenses from NTS, $255,000 in loan processing and closing expenses from Business Connect, LLC, and $22,000 in payroll processing fees from PMT. During the year ended December 31, 2015, the Company earned $51,000 in consulting and other income from certain controlled portfolio companies.

A member of the Company’s Board and audit committee chairman receives a pension from CohnReznick LLP and capital payouts from his partnership interests. CohnReznick LLP performs tax services for the Company as well as assurance services to certain of the Company’s controlled portfolio companies.

The spouse of the Chief Accounting Officer of the Company is the Controller of UPSW and is paid an annual salary in excess of $125,000.

Prior to the BDC Conversion, and during the period January 1, 2014 to November 11, 2014 and year ended December 31, 2013, the Company provided merchant processing for a company controlled by the father-in-law of a major stockholder and former President of the Company, in the approximate amount of $15,000 in each period.

Prior to the BDC Conversion, the Company paid gross residuals to an independent sales organization (“ISO”) controlled by a major stockholder of the Company. The ISO earned gross residuals from Newtek, and in turn paid commissions to its sales representatives as well as other operating expenses. Gross residuals paid by the Company to the ISO for the period ended November 11, 2014 and year ended December 31, 2013 were approximately $3,241,000 and $3,636,000, respectively.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 18 — RELATED PARTY TRANSACTIONS:  – (continued)

As a result of the BDC Conversion, subsidiaries which were consolidated in prior years are now reflected as investments in controlled portfolio companies, recorded at fair value. As a result, transactions and balances with these companies are no longer eliminated in consolidation. As of December 31, 2015, the Company has $3,056,000 due from related parties and $256,000 due to related parties. At December 31, 2014, the Company had $3,190,000 due from related parties and $2,867,000 due to related parties.

NOTE 19 — STOCK OPTIONS AND RESTRICTED STOCK GRANTED TO EMPLOYEES:

The Newtek Business Services Corp. 2014 Stock Incentive Plan, (the “2014 Plan”) currently provides for the issuance of options up to a maximum of 3,000,000 common shares to employees and non-employees. All options are to be issued at fair value on the date of grant. Options issued generally have a maximum term that ranges from 2 to 10 years and vesting provisions that range from 0 to 4 years. As of December 31, 2015, there were 3,000,000 shares available for future grant under the Plan and no options were issued during 2014 or 2015.

Prior to the BDC Conversion, the Company had a restricted stock plan. Stock based compensation expense for the period January 1, 2014 to November 11, 2014 and the year ended December 31, 2013 was $865,000 and $784,000, respectively, and is included in salaries and benefits and other general and administrative costs in the accompanying consolidated statements of operations for stock compensation related to employees and the Board, respectively. No stock based compensation expense was recorded for the period November 12, 2014 through December 31, 2014 and the year ended December 31, 2015, as the Company’s plan terminated upon the Conversion date.

During the first quarter of 2013, the Company granted certain employees, executives and directors an aggregate of 60,000 restricted shares of common stock valued at $556,000. The employee and executive grants had a vesting date of March 1, 2016 while the directors’ vested July 1, 2015. The fair value of these grants was determined using the fair value of the common shares at the grant date. The restricted shares were forfeitable upon early voluntary or involuntary termination of the employee’s employment. Upon vesting, the grantee will receive one common share for each restricted share vested. Under the terms of the plan, these share awards do not include voting rights until the shares vest. All outstanding restricted shares vested in November 2014. The Company recorded $374,000 and $182,000 in share-based compensation for the period January 1, 2014 to November 11, 2014 and the year ended December 31, 2013, respectively.

During the second quarter of 2013, the Company granted certain employees and executives an aggregate of 16,000 restricted shares of common stock valued at $174,000 with a vesting date of March 1, 2016. The fair value of these grants was determined using the fair value of the common shares at the grant date. The restricted shares were forfeitable upon early voluntary or involuntary termination of the employee’s employment. Upon vesting, the grantee will receive one common share for each restricted share vested. Under the terms of the plan, these share awards do not include voting rights until the shares vest. All outstanding restricted shares vested in November 2014. The Company recorded $77,000 and $31,000 in share-based compensation for the period January 1, 2014 to November 11, 2014 and the year ended December 31, 2013, respectively.

During the third quarter of 2013, the Company granted certain employees an aggregate of 14,000 restricted shares of common stock valued at $176,000 with 2,000 vesting on March 1, 2016 and 12,000 vesting on July 31, 2016. The fair value of these grants was determined using the fair value of the common shares at the grant date. The restricted shares were forfeitable upon early voluntary or involuntary termination of the employee’s employment. Upon vesting, the grantee will receive one common share for each restricted share vested. Under the terms of the plan, these share awards did not include voting rights until the shares vest. All outstanding restricted shares vested in November 2014. The Company recorded $134,000 and $21,000 in share-based compensation for the period January 1, 2014 to November 11, 2014 and year ended December 31, 2013, respectively.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 19 — STOCK OPTIONS AND RESTRICTED STOCK GRANTED TO EMPLOYEES:  – (continued)

In April 2014, the Company granted a certain employee 2,000 restricted shares of common stock valued at $28,600 which vested on April 30, 2014. The fair value of this grant was determined using the fair value of the common shares at the grant date. The restricted shares are forfeitable upon early voluntary or involuntary termination of the employee’s employment. Upon vesting, the grantee received one common share for each restricted share vested. The Company recorded $28,600 to share-based compensation for the period January 1, 2014 to November 11, 2014 in connection with the vesting period associated with this grant.

In July 2014, the Company granted certain employees and executives an aggregate of 5,400 options valued at $26,000. Option awards were granted with an exercise price of $20.00 which exceeded the market price of the Company’s stock at the date of grant. The options vested immediately and expired 5 years from the date of grant. The fair value of each option award was estimated on the date of grant using a Black-Scholes option valuation model that uses the following assumptions: 5 year expected life, risk-free interest rate of 1.66% and expected volatility of the Company’s stock of 54.6%. Expected volatilities were based on the Company’s stock. The risk-free rate for periods during the expected life of the option is based on the U.S. Treasury yield curve in effect at the time of grant. The expected term was determined using historical exercise patterns and the period of time that the awards were expected to be outstanding. The Company recorded $26,000 to share-based compensation for the period January 1, 2014 to November 11, 2014 related to these grants.

On November 11, 2014, all outstanding restricted stock and option awards granted to employees and executives under all previously active stock incentive plans vested as a result of the BDC Conversion. No options or restricted stock awards have been granted since the Conversion.

NOTE 20 — SEGMENT REPORTING:

Prior to the BDC Conversion, operating segments were organized internally primarily by the type of services provided. The Company aggregated similar operating segments into six reportable segments: Electronic payment processing, Managed technology solutions, Small business finance, All other, Corporate and Capcos.

The Electronic payment processing segment was a processor of credit card transactions, as well as a marketer of credit card and check approval services to the small- and medium-sized business market. Expenses included direct costs (included in a separate line captioned electronic payment processing costs), professional fees, salaries and benefits, and other general and administrative costs, all of which are included in the respective caption on the consolidated statements of operations.

The Small business finance segment consisted of SBL, a lender service provider for third-parties that primarily services government guaranteed SBA loans and non-SBA loans; Texas Whitestone Group which manages the Company’s Texas Capco; NSBF, a nationally licensed SBA lender that originates, sells and services loans to qualifying small businesses; and NBC which provides accounts receivable financing, billing and accounts receivable maintenance services to businesses. NSBF generates revenues from sales of loans, servicing income and interest income earned on the loans themselves. The lender generates expenses for interest, professional fees, salaries and benefits, depreciation and amortization, and provision for loan losses, all of which are included in the respective caption on the consolidated statements of operations. NSBF also has expenses such as loan recovery expenses, loan processing costs, and other expenses that are all included in the other general and administrative costs caption on the consolidated statements of operations.

The Managed technology solutions segment consisted of NTS which was acquired in July 2004. NTS’s revenues were derived primarily from web hosting services and consisted of web hosting and set up fees. NTS generated expenses such as professional fees, payroll and benefits, and depreciation and amortization, which are included in the respective caption on the accompanying consolidated statements of

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 20 — SEGMENT REPORTING:  – (continued)

operations, as well as licenses and fees, rent, and general office expenses, all of which are included in other general and administrative costs in the respective caption on the consolidated statements of operations.

The All other segment includes revenues and expenses primarily from qualified businesses that received investments made through the Company’s Capcos which cannot be aggregated with other operating segments. The three largest entities in the segment were NIA, an insurance sales operation, PMT, a provider of payroll processing services and Business Connect, LLC, a provider of sales and processing services.

Corporate activities represented revenue and expenses not allocated to other segments. Revenue included interest income and management fees earned from Capcos (and included in expenses in the Capco segment). Expenses primarily included corporate operations related to broad-based sales and marketing, legal, finance, information technology, corporate development and additional costs associated with administering the Capcos.

The Capco segment, which consisted of the twelve Capcos, generated non-cash income from tax credits, interest income and gains from investments in qualified businesses which are included in other income. Expenses primarily included non-cash interest and insurance expense, management fees paid to Newtek (and included in Corporate activities revenues), legal, audit fees and losses from investments in qualified businesses.

Management considered the following characteristics when making its determination of its operating and reportable segments:

•	the nature of the product and services;
•	the type or class of customer for their products and services;
•	the methods used to distribute their products or provide their services; and
•	the nature of the regulatory environment (for example, banking, insurance, or public utilities).

The accounting policies of the segments were the same as those described in the summary of significant accounting policies.

The Company no longer has six reportable segments after November 11, 2014 as a result of the BDC Conversion. The segment information presented below represents results up until the date of conversion. For the year ended December 31, 2015 and the period from November 12, 2014 through December 31, 2014 there is only one reportable segment.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 20 — SEGMENT REPORTING:  – (continued)

The following table presents the Company’s segment information for the period ended November 11, 2014, and the year ended December 31, 2013:

	For the period ended November 11, 2014	For the year ended December 31, 2013
Third Party Revenue
Electronic payment processing	$79,529	$89,655
Small business finance	36,426	34,112
Managed technology solutions	13,997	17,576
All other	2,277	2,568
Corporate activities	774	900
Capco	364	213
Total reportable segments	133,367	145,024
Eliminations	(1,520)	(1,431)
Consolidated Total	$131,847	$143,593
Inter Segment Revenue
Electronic payment processing	$3,708	$3,265
Small business finance	454	520
Managed technology solutions	528	526
All other	1,435	1,654
Corporate activities	3,406	4,753
Capco	692	805
Total reportable segments	10,223	11,523
Eliminations	(10,223)	(11,523)
Consolidated Total	$—	$—
Income (loss) before income taxes
Electronic payment processing	$7,366	$8,304
Small business finance	9,090	10,143
Managed technology solutions	2,818	3,564
All other	(1,153)	(1,606)
Corporate activities	(9,879)	(8,002)
Capco	(778)	(1,284)
Total reportable segments	7,464	11,119
Eliminations	(321)	(50)
Consolidated Total	$7,143	$11,069
Depreciation and Amortization
Electronic payment processing	$226	$358
Small business finance	1,440	1,241
Managed technology solutions	1,165	1,316
All other	180	203
Corporate activities	129	161
Capco	—	5
Consolidated Total	$3,140	$3,284
Interest (Income) Expense, net
Electronic payment processing	$(1)	$(4)
Small business finance	(712)	766
Managed technology solutions	41	94
All other	—	(1)
Corporate activities	2,264	24
Capco	(234)	96
Total reportable segments	1,358	975
Eliminations	302	50
Consolidated Total	$1,660	$1,025

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 21 — UNCONSOLIDATED SIGNIFICANT SUBSIDIARIES:

In accordance with the SEC’s Regulation S-X and GAAP, we are not permitted to consolidate any subsidiary or other entity that is not an investment company, including those in which we have a controlling interest. We had one unconsolidated subsidiary as of December 31, 2015 and for the year ended December 31, 2015 that met at least one of the significance conditions under Rule 1-02(w) of Regulation S-X for which we are required to attach separate financial statements as exhibits to this registration statement. Accordingly, the financial statements of UPSW for the year ended December 31, 2015 and the period November 12, 2014 to December 31, 2014 have been attached as exhibits.

NOTE 22 — SELECTED QUARTERLY FINANCIAL DATA (UNAUDITED):

The following table sets forth certain unaudited consolidated quarterly statement of operations data from the eight quarters ended December 31, 2015. This information is unaudited, but in the opinion of management, it has been prepared substantially on the same basis as the audited consolidated financial statements appearing elsewhere in this report, and all necessary adjustments, consisting only of normal recurring adjustments, have been included in the amounts stated below. The consolidated quarterly data should be read in conjunction with the current audited consolidated statements and notes thereto. The total of the quarterly EPS data may not equal to the full year results.

	Three Months Ended
2015	3/31	6/30	9/30	12/31
Total investment income	$4,750	$5,606	$7,038	$8,676
Net investment (loss) income	$(2,476)	$(2,295)	$(1,491)	$77
Net gain on investments	$12,479	$7,171	$6,240	$16,031
Net increase in net assets	$10,003	$4,876	$4,749	$16,108
Net increase in net assets per share	$0.98	$0.48	$0.46	$1.31
Net asset value per share at period end	$16.61	$16.62	$16.88	$14.06

	Three Months Ended			Period from 10/1/14 through 11/11/14	Period from 11/12/14 through 12/31/14
2014	3/31	6/30	9/30
Total revenue	$36,087	$38,128	$38,166	$19,466	$—
Investment income	$—	$—	$—	$—	$1,976
Income (loss) before income taxes	$2,216	$2,289	$4,523	$(1,228)	$(2,329)
Net income (loss) available to common stockholders/net increase in net assets	$1,391	$1,394	$2,644	$(1,415)	$681
Income (loss) per share – basic	$0.20	$0.20	$0.35	$(0.19)	$—
Income (loss) per share – diluted	$0.18	$0.18	$0.34	$(0.19)	$—
Net increase in net assets per share	$—	$—	$—	$—	$0.09

NOTE 23 — SUBSEQUENT EVENTS:

Quarterly Dividend

On February 25, 2016 the Company declared a quarterly cash dividend of $0.35 per share payable on March 31, 2016 to stockholders of record as of March 22, 2016. The dividend will be paid in cash or shares of the Company’s common stock through participation in the Company’s dividend reinvestment plan, at the election of stockholders.

Newtek Business Services Corp. and Subsidiaries

Schedule of Investments In and Advances to Affiliates
December 31, 2015

Portfolio Company/Type of Investment(1)	Amount of Interest, Fees or Dividends Credited in Income	Fair Value at December 31, 2014	Gross Additions(2)	Gross Reductions(3)	Fair Value at December 31, 2015
Controlled Investments
Advanced Cyber Security Systems, LLC
50% Membership Interest	$—	$—	$—	$—	$—
Term loan	14	—	—	—	—
Automated Merchant Services, Inc.
100% Common Stock	—	—	—	—	—
Business Connect, LLC
100% Membership Interest	4	—	—	—	—
CDS Business Services, Inc.
100% Common Stock	—	496	1,483	(1,054)	925
Term loan	—	1,483	200	(1,683)	—
Line of credit	31	—	2,870	—	2,870
CrystalTech Web Hosting, Inc.
100% Common Stock	308	21,500	826	(912)	21,414
Exponential Business Development Co. Inc.
100% Common Stock	1,080	—	—	—	—
First Bankcard Alliance of Alabama, LLC
95% Membership Interest	78	—	—	—	—
Fortress Data Management, LLC
100% Membership Interest	—	—	—	—	—
Newtek Insurance Agency, LLC
100% Membership Interest	99	2,300	200	—	2,500
PMTWorks Payroll, LLC
90% Membership Interest	—	920	100	—	1,020
Term Loan	104	—	—	—	—
Secure CyberGateway Services, LLC
66.7% Membership Interest	52	—	—	—	—
Term Loan	130	2,400	—	(1,204)	1,196
Premier Payments LLC
100% Membership Interest	600	—	16,503	—	16,503
Small Business Lending, Inc.
100% Common Stock	348	2,900	5,565	(2,965)	5,500

Newtek Business Services Corp. and Subsidiaries

Schedule of Investments In and Advances to Affiliates – (continued)
December 31, 2015

Portfolio Company/Type of Investment(1)	Amount of Interest, Fees or Dividends Credited in Income	Fair Value at December 31, 2014	Gross Additions(2)	Gross Reductions(3)	Fair Value at December 31, 2015
Summit Systems and Designs, LLC
100% Membership Interest	1,162	—	—	—	—
Universal Processing Services of Wisconsin, LLC
100% Membership Interest	6,596	45,500	6,948	—	52,448
Total Controlled Investments	$10,606	$77,499	$34,695	$(7,818)	$104,376

(1)	The principal amount and ownership detail as shown in the Company’s Consolidated Schedule of Investments.
(2)	Gross additions includes increases in the cost basis of investments resulting from new portfolio investments, follow-on investments and the exchange of one or more existing securities for one or more new securities. Gross additions also includes net increases in unrealized appreciation or net decreases in unrealized depreciation.
(3)	Gross reductions include decreases in the cost basis of investments resulting from principal payments or sales and exchanges of one or more existing securities for one or more new securities. Gross reductions also include net increases in unrealized depreciation or net decreases in unrealized appreciation.

Independent Auditor’s Report

To the Board of Directors and Member of
Universal Processing Services of Wisconsin, LLC

We have audited the accompanying consolidated financial statements of Universal Processing Services of Wisconsin, LLC and Subsidiary, which comprise the consolidated balance sheet as of December 31, 2015, and the related consolidated statements of income, changes in member’s deficit and cash flows for the year then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these consolidated financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Universal Processing Services of Wisconsin, LLC and Subsidiary as of December 31, 2015, and the results of their operations and their cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America.

/s/ CohnReznick LLP

Jericho, New York
March 2, 2016

Universal Processing Services of Wisconsin, LLC and Subsidiary

Consolidated Balance Sheet
December 31, 2015

Assets
Current Assets:
Cash	$3,210,066
Accounts receivable	2,545,411
Prepaid expenses and other current assets	83,348
Inventory	287,475
Total current assets	6,126,300
Fixed assets, net	396,483
Customer merchant accounts, net	1,640,588
Deferred financing costs, net	824,397
Restricted cash	492,715
Due from related parties	378,188
Notes receivable – related party	5,646,749
Goodwill	1,908,495
Total assets	$17,413,915
Liabilities and Member’s Deficit
Liabilities:
Current Liabilities:
Accounts payable and accrued expenses	$2,231,648
Residuals payable	809,843
Due to related parties	264,778
Chargeback reserves	604,926
Total current liabilities	3,911,195
Bank note payable	16,998,694
Total liabilities	20,909,889
Commitments and contingencies
Member’s deficit	(3,495,974)
Total liabilities and member’s deficit	$17,413,915

See notes to consolidated finanical statements.

Universal Processing Services of Wisconsin, LLC and Subsidiary

Consolidated Statement of Income
Year Ended December 31, 2015

Revenue:
Electronic payment processing	$98,474,937
Expenses:
Electronic payment processing costs	82,505,282
Salaries and benefits	5,070,083
Professional fees	1,682,895
Depreciation and amortization	318,262
Other general and administrative costs	1,041,980
Total expenses	90,618,502
Income from operations	7,856,435
Interest expense, net	(811,383)
Interest income – related party	484,222
Net income	$7,529,274

See notes to consolidated finanical statements.

Universal Processing Services of Wisconsin, LLC and Subsidiary

Consolidated Statement of Changes in Member’s Deficit
Year Ended December 31, 2015

Member’s Equity (Deficit)
Balance, December 31, 2014	$3,537,404
Net income	7,529,274
Member distributions	(14,562,652)
Balance, December 31, 2015	$(3,495,974)

See notes to consolidated finanical statements.

Universal Processing Services of Wisconsin, LLC and Subsidiary

Consolidated Statement of Cash Flows
Year Ended December 31, 2015

Cash flows from operating activities:
Net income	$7,529,274
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	318,262
Amortization of deferred financing costs	140,493
Changes in operating assets and liabilities:
Restricted cash	209,304
Accounts receivable	1,115,267
Prepaid expenses and other current assets	36,330
Inventory	(78,002)
Accounts payable, accrued expenses and other current liabilities	(1,777,781)
Due to/from related parties	(957,313)
Net cash provided by operating activities	6,535,834
Cash flows from investing activities:
Purchase of customer merchant accounts	(1,524,853)
Net advances under related party note	(5,646,749)
Purchase of fixed assets	(263,761)
Net cash used in investing activities	(7,435,363)
Cash flows used in financing activities:
Distributions to member	(14,562,652)
Proceeds from term loan	16,998,694
Deferred financing costs paid	(964,890)
Net cash provided by financing activities	1,471,152
Net increase in cash	571,623
Cash, beginning of year	2,638,443
Cash, end of year	$3,210,066
Supplemental disclosure of cash flow information
Interest paid	$680,281

See notes to consolidated finanical statements.

Universal Processing Services of Wisconsin, LLC and Subsidiary

Notes to Consolidated Financial Statements
Year Ended December 31, 2015

1. Organization, Basis of Presentation and Description of Business

Universal Processing Services of Wisconsin, LLC (“UPS-WI”), was organized as a limited liability company (“LLC”) under the laws of the State of Wisconsin and is a wholly-owned subsidiary of Newtek Business Services Holdco 1, Inc. (“Holdco”). As a limited liability company, the liability of Holdco is limited to its capital account. Prior to being a wholly-owned subsidiary of Holdco, UPS-WI was a wholly-owned subsidiary of The Whitestone Group, LLC (“The Whitestone Group”). In 2015, the Whitestone Group transferred all of its membership interest in UPS-WI to Holdco.

UPS-WI, and its wholly-owned subsidiary, Solar Processing Services, LLC (“Solar”), are hereinafter referred to as the “Company”. The Company markets credit and debit card processing services, check approval services and ancillary processing equipment and software to merchants who accept credit cards, debit cards, checks and other non-cash forms of payment.

The accompanying consolidated financial statements include the accounts of UPS-WI and Solar. All significant intercompany accounts and transactions have been eliminated in consolidation.

2. Significant Accounting Policies

Use of Estimates

The preparation of the consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Estimates, by their nature, are based on judgment and available information. Actual results could differ from those estimates. Material estimates that are particularly susceptible to significant changes in the near term relate to the determination of the reserve for chargeback losses.

Financial Instruments

The Company’s financial instruments include cash, accounts receivable, accounts payable, residuals payable, notes receivable from a related party and a bank note payable.

The carrying amounts of cash, accounts receivable, accounts payable and residuals payable approximate fair value due to their short term maturities.

The carrying amounts of notes receivable from a related party and bank note payable approximate fair value due to the variable interest rate they carry.

Cash

The Company considers all highly liquid investments with maturities of three months or less when purchased to be cash equivalents. Invested cash is held exclusively at financial institutions of high credit quality. As of December 31, 2015, cash deposits in excess of insured amounts totaled approximately $2,648,000.

Restricted Cash

Under the terms of the processing agreement between UPS-WI and its processing banks, UPS-WI maintains cash accounts as reserves against chargeback losses. As the Company receives fees from the processing bank, a certain percentage is allocated to the cash reserve account.

Inventory

Inventory consists primarily of equipment to be installed in merchant locations to enable them to process electronic transactions. Inventory is stated at the lower of cost or market, which is determined on a FIFO (first in-first out) basis.

Universal Processing Services of Wisconsin, LLC and Subsidiary

Notes to Consolidated Financial Statements
Year Ended December 31, 2015

2. Significant Accounting Policies  – (continued)

Fixed Assets

Fixed assets, which are comprised of telephone systems, software, website, computer equipment and leasehold improvements, are stated at cost less accumulated depreciation and amortization. Depreciation of fixed assets is provided on a straight-line basis using estimated useful lives of the related assets. Amortization of leasehold improvements is provided on a straight-line basis using the lesser of the useful life of the asset, which generally is three to five years, or lease term.

Goodwill and Customer Merchant Accounts

Goodwill is not amortized but is instead subject to impairment testing, at least annually. Customer merchant accounts with finite lives are amortized over 66 months as discussed in Note 5.

The Company considers the following to be some examples of indicators that may trigger an impairment review outside its annual impairment review: (i) significant under-performance or loss of key contracts acquired in an acquisition relative to expected historical or projected future operating results; (ii) significant changes in the manner or use of the acquired assets or in the Company’s overall strategy with respect to the manner or use of the acquired assets or changes in the Company’s overall business strategy; (iii) significant negative industry or economic trends; (iv) increased competitive pressures; (v) a significant decline in the Company’s fair market value for a sustained period of time; and (vi) regulatory changes. In assessing the recoverability of the Company’s goodwill and customer merchant accounts, the Company must make assumptions regarding estimated future cash flows and other factors to determine the fair value of the respective assets. These include estimation of future cash flows, which is dependent on internal forecasts, estimation of the long-term rate of growth for the Company, the period over which cash flows will occur, and determination of the Company’s cost of capital. Changes in these estimates and assumptions could materially affect the determination of fair value and conclusions on goodwill impairment.

Revenue Recognition

Electronic Payment Processing

Electronic payment processing and fee income is derived from the electronic processing of credit and debit card transactions that are authorized and captured through third-party networks. Typically, merchants are charged for these processing services as a percentage of each transaction dollar plus a flat fee per transaction. Certain merchant customers are charged miscellaneous fees, including fees for handling charge-backs or returns, monthly minimum fees, statement fees and fees for other miscellaneous services. Revenues derived from the electronic processing of MasterCard®, Visa® and Discover® sourced credit and debit card transactions are reported gross of amounts paid to sponsor banks.

Interest Income

Interest income is recorded on an accrual basis, when earned, based on the current lending rate in place.

Reserve for Losses on Merchant Accounts

Disputes between a cardholder and a merchant periodically arise as a result of, among other things, cardholder dissatisfaction with merchandise quality or merchant services. Such disputes may not be resolved in the merchant’s favor. In these cases, the transaction is “charged back” to the merchant, which means the purchase price is refunded to the customer through the merchant’s acquiring bank and charged to the merchant. If the merchant has inadequate funds, the Company or, under limited circumstances, the Company and the acquiring bank, must bear the credit risk for the full amount of the transaction. The Company evaluates its risk for such transactions and estimates its potential loss for charge-backs based primarily on historical experience and other relevant factors.

Universal Processing Services of Wisconsin, LLC and Subsidiary

Notes to Consolidated Financial Statements
Year Ended December 31, 2015

2. Significant Accounting Policies  – (continued)

The Company records reserves for charge-backs and contingent liabilities when such amounts are deemed to be probable and estimable. The required reserves may change in the future due to new developments, including, but not limited to, changes in litigation or increased charge-back exposure as the result of merchant insolvency, liquidation, or other reasons. The required reserves are reviewed periodically to determine if adjustments are required.

Electronic Payment Processing Costs

Electronic payment processing costs consist principally of costs directly related to the processing of merchant sales volume, including interchange fees, Visa®, MasterCard® and Discover® dues and assessments, bank processing fees and costs paid to third-party processing networks. Such costs are recognized at the time the merchant transactions are processed or when the services are performed. Two of the most significant components of electronic processing expenses include interchange and assessment costs, which are set by the credit card associations. Interchange costs are passed on to the entity issuing the credit card used in the transaction and assessment costs are retained by the credit card associations. Interchange and assessment fees are billed primarily as a percentage of dollar volume processed and, to a lesser extent, as a per transaction fee. In addition to costs directly related to the processing of merchant sales volume, electronic payment processing costs also include residual expenses. Residual expenses represent fees paid to third-party sales referral sources. Residual expenses are paid in accordance with contracted terms. These are generally linked to revenues derived from merchants successfully referred to the Company and that begin using the Company for merchant processing services. Such residual expenses are recognized in the Company’s consolidated statement of income. During the year ended December 31, 2015, the Company partnered with two sponsor banks for substantially all merchant transactions. Substantially all merchant transactions were processed by one merchant processor.

Income Taxes

The Company is a limited liability company (“LLC”) and therefore pays no corporate taxes. The Company’s income, instead, passes through to its member. Accordingly, no liability for Federal, State and/or local income taxes has been recorded in the accompanying consolidated financial statements. As a wholly-owned subsidiary of Holdco, the Company evaluated its tax positions at year end, and based on its analysis, determined that there were no uncertain tax positions.

The Company’s U.S. Federal and State income tax returns prior to fiscal 2012 are closed and management continually evaluates expiring statutes of limitations, audits, proposed settlements, changes in tax law and new authoritative rulings.

Subsequent Events

The Company has evaluated subsequent events for potential recognition and/or disclosure through March 2, 2016, the date these consolidated financial statements were available to be issued.

Universal Processing Services of Wisconsin, LLC and Subsidiary

Notes to Consolidated Financial Statements
Year Ended December 31, 2015

3. Fixed Assets

The Company’s fixed assets are comprised of the following at December 31, 2015:

	Cost	Accumulated Depreciation and Amortization	Net Book Value
Telephone systems	$273,549	$88,423	$185,126
Software	398,256	222,590	175,666
Leasehold improvements	63,644	41,546	22,098
Computer equipment	86,157	72,648	13,509
Website	5,202	5,118	84
Totals	$826,808	$430,325	$396,483

Depreciation expense related to fixed assets for the year ended December 31, 2015 was approximately $166,000.

4. Goodwill

The carrying value of goodwill at December 31, 2015 is approximately $1,908,000. The Company performed a qualitative assessment to determine if it is more likely than not that the Company’s fair value is less than its carrying amount. Based on its qualitative assessment, the Company determined that goodwill was not impaired at December 31, 2015 and no further assessment was required.

5. Customer Merchant Accounts

The net carrying value of customer merchant accounts is approximately $1,641,000 which consists of approximately $2,593,000 of gross costs, net of accumulated amortization of approximately $952,000 at December 31, 2015. Customer merchant accounts are being amortized over 66 months. Total amortization expense of customer merchant accounts using the sum of the year’s digits is included in depreciation and amortization in the accompanying consolidated statement of income was approximately $152,000.

In 2015, the Company purchased approximately $1,525,000 of customer merchant accounts of which approximately $1,515,000 was purchased from three separate related parties. The purchase price was based on the present value of the merchant accounts future cash flows. These merchant accounts are being amortized over 66 months.

Total expected amortization expense for the next five fiscal years and thereafter is as follows:

Year Ending December 31,
2016	$566,393
2017	442,921
2018	322,317
2019	203,943
2020	94,739
Thereafter	10,275
$1,640,588

6. Bank Note Payable

In 2015, the Company, CrystalTech Web Hosting, Inc. (“CrystalTech”) and Premier Payments LLC (“Premier”), all subsidiaries of Holdco, collectively as “Borrowers” entered into a Credit and Guarantee Agreement (the “Agreement”) with Goldman Sachs Bank USA which extended a multi draw term loan facility (the “Facility”) up to an aggregate principal amount of $38,000,000. The total outstanding balance under the Facility as of December 31, 2015 was $22,000,000. The Borrowers are collectively liable for the

Universal Processing Services of Wisconsin, LLC and Subsidiary

Notes to Consolidated Financial Statements
Year Ended December 31, 2015

6. Bank Note Payable  – (continued)

outstanding balance under the Facility. All assets of the Borrowers are pledged as collateral under the Agreement. The Facility provides for monthly interest only payments with total principal due at maturity. The Facility matures in June 2019. Borrowings under the facility are classified either as a “Base Rate Loan” or “LIBOR Rate Loan” at the Company’s election. Each LIBOR Rate Loan shall bear interest on the outstanding balance at a rate equal to (a) the greater of LIBOR or 50 basis points plus (b) 7% and each Base Rate Loan shall bear interest on the outstanding balance at a rate equal to (y) the greater of the Prime Rate or 350 basis points, plus (z) 6%. The effective interest rate at December 31, 2015 was 7.5%. The Company may make principal payments within 24 months of the closing date and pay a prepayment premium based on a percentage of the principal outstanding as defined in the Agreement. After 24 months, principal may be repaid under no penalty. The Agreement requires certain restrictive covenants for which the Company is in compliance with as of December 31, 2015. During the year ended December 31, 2015, the Company borrowed approximately $16,999,000 of the $22,000,000 total borrowings under the Facility all of which is outstanding as of December 31, 2015. Interest expense for the year ended December 31, 2015 was approximately $680,000.

Deferred financing costs incurred by the Company related to the Facility were $965,000. Amortization of deferred financing costs for the year ended December 31, 2015 was approximately $140,000 and included in interest expense on the consolidated income statement. Deferred financing costs are amortized over the term of the Facility under the effective interest method.

7. Notes Receivable — Related Party

In June 2015, the Company and CrystalTech entered into a revolving line of credit agreement with Newtek Business Services Corp. (“Newtek”) and Holdco as borrowers. The line of credit bears interest at a rate of 7.5% and matures in June 2019. Maximum borrowings under the line of credit are $38,000,000. At December 31, 2015, net advances to Newtek and Holdco are approximately $5,647,000. The Company recorded related interest income of approximately $484,000 during the year ended December 31, 2015.

8. Related Party Transactions

The Company generated management fees of $11,000 each from Summit Systems, LLC (“Summit”) and Business Connect, LLC (“Business Connect”), both affiliates of the Company. At December 31, 2015, the total amount due from related parties was approximately $378,000.

The Company incurred residual expenses totaling approximately $1,971,000 from several related parties. In addition, the Company incurred gateway fees of approximately $129,000 from Secure Cyber Gateway Services, LLC, and breach insurance costs of approximately $270,000 from Newtek Insurance Agency, LLC, which are included in electronic payment processing costs on the consolidated statement of income. Salaries and overhead costs of approximately $352,000 and $42,000 charged from Business Connect and CrystalTech, respectively, are included in salaries and benefits. Payroll processing costs of approximately $15,000 from PMTWorks Payroll, LLC, overhead expenses from Business Connect of approximately $53,000, and managed technology services of approximately $15,000 from CrystalTech are included in other general and administrative costs. At December 31, 2015 total amounts due to related parties are approximately $265,000.

Included in salaries and benefits are charges from Newtek related to salaries for management and certain other employees that perform services for the Company. Total amounts allocated to the Company for the year ended December 31, 2015 were approximately $590,000.

In 2015, the Company purchased approximately $1,515,000 of customer merchant accounts from three related parties. See Note 5.

Universal Processing Services of Wisconsin, LLC and Subsidiary

Notes to Consolidated Financial Statements
Year Ended December 31, 2015

8. Related Party Transactions  – (continued)

In June 2015, the Company and CrystalTech provided Newtek and Holdco with a revolving line of credit facility. See Note 7.

The Company’s parent, Holdco, and Newtek are both guarantors of the Facility with Goldman Sachs Bank USA.

9. Commitments and Contingencies

Operating Commitments

The Company entered into noncancellable operating leases for office facilities with future rentals as follows:

Year Ending December 31,
2016	$176,917
2017	181,067
$357,984

Total rent expense for the year ended December 31, 2015 was approximately $161,000.

Under the amended terms of a Service Agreement and amended terms of Merchant Program Processing Agreement, UPS-WI is required to pay minimum fees of $1,000,000 in total under these agreements during each processing year. The Company’s fee payments for the 12-month period ended December 31, 2015, exceeded the minimum required amount under these agreements. The term of the service agreement was extended to March 2016. The Merchant Program Processing Agreement initial term ends December 2015 and renews automatically each year.

Under the terms of an Independent Sales Organization Agreement and Member Services Provider Agreement between UPS and one of their sponsoring banks, UPS-WI is required to pay monthly minimum fees of $10,000 during the term of the agreement. The Company exceeded the monthly minimum required amount under the agreement for the year ended December 31, 2015. The agreement renews automatically annually.

Under the amended terms of a Processing Services Agreement between UPS-WI and one of their front-end processors, UPS-WI is required to pay a quarterly minimum of $68,000 during the term of the amended agreement. The Company’s fee payments for the 12-month period ended December 31, 2015, exceeded the minimum required amount under these agreements. The agreement expires July 2016.

Litigation

In 2013, the Federal Trade Commission (the “FTC”) amended an existing complaint in the matter Federal Trade Commission v. WV Universal Management, LLC et al., pending in the United States District Court for the Middle District of Florida (the “Court”), to add UPS-WI, as an additional defendant on one count of providing substantial assistance in violation of the Telemarketing Sales Rule. On November 18, 2014, the Court issued an Order granting the FTC’s motion for summary judgment against UPS-WI on the single count. Subsequently, the FTC filed motions for a permanent injunction and equitable monetary relief against UPS-WI and the other remaining defendants. Prior to the Court hearing on the motions, UPS-WI and the FTC reached a settlement on the FTC’s motion for a permanent injunction. The Court granted the FTC’s motion for equitable relief against UPS-WI and the other remaining defendants, ordering that the remaining defendants pay approximately $1,735,000 in equitable monetary relief. This amount has been deposited with the Court pending the outcome of an appeal of the judgement.

Universal Processing Services of Wisconsin, LLC and Subsidiary

Notes to Consolidated Financial Statements
Year Ended December 31, 2015

9. Commitments and Contingencies  – (continued)

In January 2014, NCMIC Finance Corporation (“NCMIC”) filed a complaint against the Company in the United States District Court for the Southern District of Iowa. The complaint asserts claims against the Company for breach of the UPS-WI and NCMIC agreement for the processing of credit card transactions, and seeks monetary relief. The Company believes that the claims asserted in the complaint are wholly without merit and intends to vigorously defend the action. Trial is currently set for March 2016. The Company does not expect this matter to have a material impact on its operations.

In October 2015, the Company filed an action against NCMIC and NCMIC related entities seeking, among other things, indemnification in connection with the claims asserted by NCMIC against the Company, as well as for monetary damages for breach of contract and fraud.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES
(In Thousands, except for Per Share Data)

	June 30, 2016	December 31, 2015
	(Unaudited)	(Note 1)
ASSETS
Investments, at fair value
SBA unguaranteed non-affiliate investments (cost of $188,880 and $166,752, respectively; includes $139,050 and $146,463, respectively, related to securitization trusts)	$179,915	$158,355
SBA guaranteed non-affiliate investments (cost of $8,641 and $2,069, respectively)	9,623	2,284
Controlled investments (cost of $40,331 and $35,781, respectively)	115,085	104,376
Non-control/non-affiliate investments (cost of $1,213 and $1,847, respectively)	1,146	1,824
Investments in money market funds (cost of $35 and $35, respectively)	35	35
Total investments at fair value	305,804	266,874
Cash and cash equivalents	3,221	4,308
Restricted cash	19,995	22,869
Broker receivable	19,861	32,083
Due from related parties	2,998	3,056
Servicing assets, at fair value	14,489	13,042
Credits in lieu of cash, at fair value	432	860
Other assets	9,882	9,338
Total assets	$376,682	$352,430
LIABILITIES AND NET ASSETS
Liabilities:
Bank notes payable	$25,050	$29,100
Notes due 2022	7,811	7,770
Notes due 2021	38,592	—
Notes payable – Securitization trusts (net of $2,240 and $2,501 of debt issuance costs, respectively)	79,320	89,244
Dividends payable	—	5,802
Notes payable – related parties	4,800	5,647
Due to related parties	855	256
Notes payable in credits in lieu of cash, at fair value	432	860
Deferred tax liability	3,298	857
Accounts payable, accrued expenses and other liabilities	12,096	8,945
Total liabilities	172,254	148,481
Commitments and contingencies (Note 8)
Net Assets:
Preferred stock (par value $0.02 per share; authorized 1,000 shares, no shares issued and outstanding)	—	—
Common stock (par value $0.02 per share; authorized 200,000 shares, 14,484 and 14,509 issued and outstanding, respectively)	290	290
Additional paid-in capital	188,673	189,031
Undistributed net investment income	(1,024)	4,437
Net unrealized appreciation, net of deferred taxes	10,678	8,062
Net realized gains	5,811	2,129
Total net assets	204,428	203,949
Total liabilities and net assets	$376,682	$352,430
Net asset value per common share	$14.11	$14.06

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
(In Thousands, except for Per Share Data)

	Three Months Ended June 30, 2016	Three Months Ended June 30, 2015	Six Months Ended June 30, 2016	Six Months Ended June 30, 2015
Investment income:
From non-affiliate investments:
Interest income	$2,370	$2,231	$4,821	$4,356
Servicing income	1,659	1,068	3,030	2,111
Other income	624	464	1,221	859
Total investment income from non-affiliate investments	4,653	3,763	9,072	7,326
From controlled investments:
Interest income	77	56	159	144
Dividend income	2,493	1,787	4,786	2,874
Other income	—	—	—	12
Total investment income from controlled investments	2,570	1,843	4,945	3,030
Total investment income	7,223	5,606	14,017	10,356
Expenses:
Salaries and benefits	3,629	3,133	6,973	6,156
Interest	1,975	1,728	3,463	3,084
Depreciation and amortization	85	85	125	170
Loss on lease	1,487	—	1,487	—
Other general and administrative costs	4,128	2,955	7,430	5,717
Total expenses	11,304	7,901	19,478	15,127
Net investment loss	(4,081)	(2,295)	(5,461)	(4,771)
Net realized and unrealized gains (losses):
Net realized gain on non-affiliate investments	7,534	7,340	13,820	15,039
Net unrealized appreciation (depreciation) on SBA guaranteed non-affiliate investments	706	(1,464)	768	(3,162)
Net unrealized appreciation (depreciation) on SBA unguaranteed non-affiliate investments	478	(470)	(549)	(1,136)
Net unrealized appreciation on controlled investments	2,034	2,019	5,724	9,519
Provision for deferred taxes on unrealized appreciation on controlled investments	(833)	—	(2,441)	—
Net unrealized depreciation on non-control/non-affiliate investments	(27)	—	(43)	—
Net unrealized depreciation on servicing assets	(438)	(256)	(841)	(612)
Net unrealized (depreciation) appreciation on credits in lieu of cash and notes payable in credits in lieu of cash	(1)	2	(1)	2
Net realized and unrealized gains	9,453	7,171	16,437	19,650
Net increase in net assets	$5,372	$4,876	$10,976	$14,879
Net increase in net assets per share	$0.37	$0.48	$0.76	$1.46
Net investment loss per share	$(0.28)	$(0.22)	$(0.38)	$(0.47)
Dividends declared per common share	$0.35	$0.47	$0.70	$0.86
Weighted average shares outstanding	14,481	10,206	14,495	10,206

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)
(In Thousands)

Six Months Ended June 30, 2016
Increase in net assets:
Net investment loss	$(5,461)
Net realized gain on investments	13,820
Net change in unrealized appreciation on investments	3,459
Net change in unrealized depreciation on servicing assets	(841)
Net change in unrealized depreciation on credits in lieu of cash and notes payable in credits in lieu of cash	(1)
Net increase in net assets	10,976
Distributions to stockholders:
Distributions to stockholders from net realized gains	(10,138)
Capital share transactions:
Issuance of common stock under dividend reinvestment plan	505
Repurchase of common stock under share repurchase plan	(866)
Net decrease in net assets from capital share transactions	(361)
Other transactions:
Return of dividends related to common stock issued in connection with litigation settlement	2
Total increase in net assets	479
Net assets at beginning of period	203,949
Net assets at end of period	$204,428
Common shares outstanding at end of period	14,484
Capital share activity:
Shares issued under dividend reinvestment plan	45
Shares repurchased under share repurchase plan	(70)
Net decrease in capital activity	(25)

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)
(In Thousands)

	Six Months Ended June 30, 2016	Six Months Ended June 30, 2015
Cash flows from operating activities:
Net increase in net assets	$10,976	$14,879
Adjustments to reconcile net increase in net assets to net cash provided by operating activities:
Net unrealized appreciation on controlled investments	(5,724)	(9,519)
Net unrealized depreciation on non-affiliate investments	(175)	4,298
Net unrealized depreciation on servicing assets	841	612
Realized gains on non-affiliate investments	(13,805)	(15,439)
Realized losses on non-affiliate investments	—	400
Loss on lease	1,487	—
Amortization of deferred financing costs	564	—
Deferred income taxes	2,441	—
Depreciation and amortization	125	170
Purchase of loan from SBA	—	(703)
Funding of controlled investments	(6,150)	(200)
Originations of SBA guaranteed non-affiliate investments	(100,533)	(79,070)
Principal payments received from controlled investments	1,600	600
Principal payments received from non-control/non-affiliate investments	634	—
Proceeds from sale of SBA guaranteed non-affiliate investments	107,509	119,969
Originations of SBA unguaranteed non-affiliate investments	(31,351)	(24,441)
Payments received on SBA non-affiliate investments	9,376	7,792
Other, net	193	548
Changes in operating assets and liabilities:
Net increase in investments in money market funds	—	2,774
Broker receivable	12,222	(24,772)
Due to/from related parties	220	(465)
Other assets	663	2,773
Accounts payable, accrued expenses, other liabilities and deferred revenue	2,177	2,675
Change in restricted cash	15,335	2,835
Capitalized servicing assets	(2,288)	(2,404)
Other, net	19	121
Net cash provided by operating activities	6,356	3,433
Cash flows from investing activities:
Purchase of fixed assets	(1,543)	(70)
Cash flows from financing activities:
Net payments on bank lines of credit	(4,050)	(7,534)
Net (payments) borrowings on related party line of credit	(847)	19,119
Repurchase of common stock under share repurchase plan	(866)	—
Proceeds from Notes due 2021	40,250	—
Payments on bank term note payable	—	(9,167)

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED) – (continued)
(In Thousands)

	Six Months Ended June 30, 2016	Six Months Ended June 30, 2015
Dividends paid	$(15,940)	$(3,985)
Payments on Notes Payable – Securitization Trusts	(10,241)	(7,309)
Change in restricted cash related to securitization trusts	(12,461)	(5,944)
Additions to deferred financing costs	(1,740)	(253)
Other, net	(5)	(11)
Net cash used in financing activities	(5,900)	(15,084)
Net decrease in cash and cash equivalents	(1,087)	(11,721)
Cash and cash equivalents – beginning of period	4,308	17,813
Cash and cash equivalents – end of period	$3,221	$6,092
Supplemental disclosure of cash flow activities:
Non-cash operating, investing and financing activities:
Reduction of credits in lieu of cash and notes payable in credits in lieu of cash balances due to delivery of tax credits to Certified Investors	$435	$696
Foreclosed real estate acquired	$124	$713
Dividends declared but not paid	$—	$4,802
Reversal of deferred tax asset	$—	$2,870
Issuance of common stock under dividend reinvestment plan	$505	$—

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS
JUNE 30, 2016 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Performing SBA Unguaranteed Investments(1)
Hartford Cardiology Group LLC and Ideal Nutrition of Connecticut LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/30/2026	$482.5	$482.5	$415.3	0.20%
Soregard Inc	Furniture and Related Product Manufacturing	Term Loan	Prime plus 2.75%	6/30/2041	278.8	278.8	261.1	0.13%
Corning Lumber Company Inc and Frank R Close and Son Inc dba Close Pai	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	6/30/2029	195.5	195.5	193.9	0.09%
P L H Pharmaco Inc dba Farmacia San Jose	Health and Personal Care Stores	Term Loan	Prime plus 2.75%	6/30/2026	175.0	175.0	170.1	0.08%
Nevey’s LLC dba Stark Food III	Food and Beverage Stores	Term Loan	Prime plus 2.75%	6/30/2041	293.9	159.6	164.0	0.08%
Martin Inventory Management LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	6/30/2026	105.8	105.8	106.1	0.05%
Desert Tacos LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/30/2026	98.8	36.8	36.9	0.02%
VMA Technologies LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/30/2026	22.5	22.5	19.1	0.01%
KWG Industries, LLC dba Peterson & Marsh Metal industries	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	6/29/2041	304.5	304.5	303.8	0.15%
O.D.S. Inc dba Four Seasons Health & Racquet and Step ‘N’ Motion, Inc	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/29/2026	140.0	140.0	121.7	0.06%
WGI, LLC dba Williams Grant Inn	Accommodation	Term Loan	Prime plus 2.75%	6/29/2041	131.3	131.3	129.0	0.06%
Ninsa LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/29/2041	112.5	112.5	115.6	0.06%
Castone Creations Inc	Nonmetallic Mineral Product Manufacturing	Term Loan	Prime plus 2.75%	6/29/2026	87.5	87.5	77.3	0.04%
E & P Holdings 1 LLC and Evans & Paul LLC	Nonmetallic Mineral Product Manufacturing	Term Loan	Prime plus 2.75%	6/28/2026	125.0	125.0	109.5	0.05%
MaidPro Marin dba MaidPro	Administrative and Support Services	Term Loan	Prime plus 2.75%	6/28/2026	17.6	17.6	14.9	0.01%
Edge Pest Control LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	6/27/2026	750.0	750.0	635.3	0.31%
All Printing Solutions, Inc. dba Pryntcomm	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	6/27/2041	545.6	545.6	515.0	0.25%
Island Time Investments, LLC dba Swantown Inn Bed & Breakfast	Accommodation	Term Loan	Prime plus 2.75%	6/24/2041	101.3	101.3	104.0	0.05%
Yellow Cab Company of Kissimmee Inc	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	6/24/2041	56.8	56.8	53.3	0.03%
Jumbomarkets Inc dba Rines Jumbomarkets	Food and Beverage Stores	Term Loan	Prime plus 2.75%	6/24/2026	50.0	50.0	42.4	0.02%
El Basha Inc dba RPM West San Fernando Valley	Real Estate	Term Loan	Prime plus 2.75%	6/24/2026	22.5	22.5	19.1	0.01%
Long Island Comedy LLC dba Governors and New York Comedy, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/23/2041	187.5	187.5	184.6	0.09%
Shooting Sports Academy LLC and Jetaa LLC dba Shooting Sports Academy	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/23/2041	494.8	103.8	106.6	0.05%
Visual Advantage LLC dba Signs Now Perryberg	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/23/2041	91.3	91.3	88.8	0.04%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
JUNE 30, 2016 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
SNS of Central Alabama, LLC dba Steak N Shake dba Steak N Shake Bigl	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/21/2026	$57.5	$57.5	$51.8	0.03%
Evergreen Investment & Property Management LLC, Universal Kidney Cente	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/20/2041	1,250.0	1,250.0	1,260.1	0.62%
Italian Heritage Tile and Stone Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/20/2026	62.5	62.5	52.9	0.03%
T and B Boots Inc dba Takken’s Shoes	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	6/17/2026	225.0	225.0	223.0	0.11%
Bagelicious, LLC dba Bagelicious of Cheshire	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/17/2026	54.6	54.6	46.5	0.02%
Blue Eagle Transport Inc, Greeneagle Transport Inc and Golden Eagle Tr	Couriers and Messengers	Term Loan	Prime plus 2.75%	6/16/2026	583.0	583.0	493.9	0.24%
NKJ Lusby Donuts LLC	Food and Beverage Stores	Term Loan	Prime plus 2.75%	6/16/2026	22.5	22.5	19.1	0.01%
Winegirl Wines LLC	Beverage and Tobacco Product Manufacturing	Term Loan	Prime plus 2.75%	6/16/2026	11.3	11.3	11.2	0.01%
Pumpkin Patch Child Care of Southington, LLC and Giuseppe Pugliares	Social Assistance	Term Loan	Prime plus 2%	6/15/2041	515.3	515.3	483.2	0.24%
Strag Industries LLC dba Meineke Car Care Center 841	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/15/2026	15.0	15.0	13.7	0.01%
Jai-Alexia Consulting, Inc.	Couriers and Messengers	Term Loan	Prime plus 2.75%	6/15/2026	11.8	11.8	10.0	—%
Luv 2 Play AZ LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/10/2026	62.5	62.5	60.2	0.03%
Refoleen Inc dba Spice and Tea Exchange	Food and Beverage Stores	Term Loan	Prime plus 2.75%	6/10/2026	85.0	46.3	39.2	0.02%
VBGB Uptown, LLC dba VBGB Beer Hall & Garden	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/8/2026	84.0	84.0	71.2	0.03%
Larry H. Patterson and Rainbow Movers, Inc	Truck Transportation	Term Loan	Prime plus 2.75%	6/6/2026	22.5	22.5	19.1	0.01%
ScimTech Industries Inc dba Archer Aerospace	Computer and Electronic Product Manufacturing	Term Loan	Prime plus 2.75%	6/6/2026	12.0	12.0	10.2	—%
Solvit Inc and Solvit North Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/3/2026	250.0	250.0	222.1	0.11%
AP5 LLC dba Krauser’s Food Store	Food and Beverage Stores	Term Loan	Prime plus 2.75%	6/2/2041	242.5	242.5	239.4	0.12%
ATI Jet Inc	Air Transportation	Term Loan	Prime plus 2.75%	5/31/2026	518.8	518.8	459.6	0.22%
Farmer Boy Diner Inc dba Farmer Boy Diner & Restaurant	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/31/2026	50.0	50.0	50.2	0.02%
Angelo Faia dba AVF Construction	Construction of Buildings	Term Loan	Prime plus 2.75%	5/27/2041	100.0	88.5	87.9	0.04%
Premier Athletic Center of Ohio, Inc	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	5/27/2026	87.5	87.5	87.8	0.04%
MNM Printing and Marketing Solutions LLC dba AlphaGraphics of Saint Lo	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	5/27/2026	18.8	18.8	15.9	0.01%
Mersada Holdings LLC	Nonstore Retailers	Term Loan	Prime plus 2.75%	5/26/2026	337.5	337.5	338.6	0.17%
Jack Frost Firewood Inc. and David Dubinsky	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	5/26/2041	206.3	206.3	200.7	0.10%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
JUNE 30, 2016 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Southwest Division Inc	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	5/26/2026	$8.3	$8.3	$7.4	—%
International Kitchen Supply LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	5/25/2026	186.8	186.7	166.8	0.08%
PennyLion LLC dba Creamistry	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/25/2026	81.0	56.3	49.5	0.02%
Groth Lumber Co. Inc. dba True Value	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	5/25/2026	22.5	22.5	22.4	0.01%
Powerspec Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	5/24/2026	87.5	87.5	74.1	0.04%
Island Life Graphics Inc dba FASTSIGNS #576	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	5/24/2026	22.5	22.5	19.3	0.01%
Horseshoe Barbecue, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/23/2029	15.0	15.0	15.1	0.01%
National Air Cargo Holdings Inc	Air Transportation	Term Loan	Prime plus 2.75%	5/20/2026	1,250.0	1,250.0	1,213.7	0.59%
CM Lab Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	5/20/2026	172.6	172.6	159.2	0.08%
Elderfriend Inc dba Granny Nannies dba GN Live Scan	Social Assistance	Term Loan	Prime plus 2.75%	5/20/2026	12.8	12.8	10.8	0.01%
Pro Auto Repair LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	5/20/2026	7.5	7.5	7.2	—%
J&A Laundromat Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	5/18/2026	67.5	67.5	58.7	0.03%
Dedicated Incorporated	Administrative and Support Services	Term Loan	Prime plus 2.75%	5/18/2041	46.5	46.5	46.1	0.02%
HBA LLC dba Palmetto Twist-Vista	Repair and Maintenance	Term Loan	Prime plus 2.75%	5/18/2026	22.5	22.5	19.5	0.01%
FJN Catering Inc	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/13/2041	262.5	262.5	266.9	0.13%
J. Harris Trucking, LLC	Truck Transportation	Term Loan	Prime plus 2.75%	5/13/2026	60.0	60.0	53.1	0.03%
Studio Find It Georgia Inc	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	5/13/2026	22.5	22.5	19.7	0.01%
LED Lighting Enterprises LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	5/13/2026	22.5	22.5	19.1	0.01%
Pumpkin Patch Inc and Christine Feliciano and Antonio Feliciano	Social Assistance	Term Loan	Prime plus 2.75%	5/12/2041	132.5	132.5	129.5	0.06%
Luv 2 Play OC Inc	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	5/12/2026	62.5	62.5	52.9	0.03%
The Delon Group LLC dba I Love Juice Bar	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/12/2026	55.0	55.0	46.6	0.02%
Sabir Inc. dba Bear Diner	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/11/2041	123.8	123.8	124.2	0.06%
Gator D’Lites LLC dba D’Lites Emporium	Food and Beverage Stores	Term Loan	Prime plus 2.75%	5/5/2026	22.5	22.5	19.1	0.01%
Scoler LLC dba Gold’s Gym	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	4/29/2026	262.5	260.9	231.4	0.11%
May-Craft Fiberglass Products Inc	Transportation Equipment Manufacturing	Term Loan	Prime plus 2.75%	4/29/2041	247.5	247.2	253.9	0.12%
Alpha Omega Trucking LLC	Truck Transportation	Term Loan	Prime plus 2.75%	4/29/2041	175.8	175.8	180.5	0.09%
Empowerschool LLC and Empower Autism Academy, LLC	Social Assistance	Term Loan	Prime plus 2.75%	4/29/2041	151.9	151.7	155.4	0.08%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
JUNE 30, 2016 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Keller, Fishback & Jackson LLP	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	4/29/2026	$131.8	$129.9	$130.4	0.06%
La Nopalera Mexicano 2, Inc.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/29/2026	125.5	93.8	94.1	0.05%
Warner Home Comfort, LLC dba Smith Piping	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	4/29/2041	82.5	82.4	80.7	0.04%
Euro Car Miami LLC	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	4/29/2026	62.5	62.2	62.4	0.03%
Hard Exercise Works Winter Park LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	4/29/2026	40.8	40.5	34.3	0.02%
Marc S. Rosenberg P.C. dba Mammuth and Rosenberg	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	4/29/2026	22.5	22.4	18.9	0.01%
Loriet LLC	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	4/29/2026	7.5	7.5	6.3	—%
Costume World Inc	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	4/28/2041	1,250.0	1,250.0	1,284.0	0.63%
Pecos Inn LLC dba Econo Lodge	Accommodation	Term Loan	Prime plus 2.75%	4/28/2041	677.5	676.6	679.3	0.33%
Atlantic Restaurant Associates LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	4/28/2041	262.5	262.1	263.5	0.13%
North American Manufacturing Company	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	4/28/2026	160.0	159.0	159.5	0.08%
Inner Beauty Salon and Suite LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	4/28/2041	65.0	64.9	65.9	0.03%
Shepherd Appraisal Services LLC dba Property Damage Appraisers of Okla	Real Estate	Term Loan	Prime plus 2.75%	4/28/2026	9.0	8.9	7.6	—%
Green Country Filter Manufacturing LLC	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	4/27/2026	84.3	83.7	72.8	0.04%
Knowledge First Inc dba Magic Years of Learning	Social Assistance	Term Loan	Prime plus 2.75%	4/27/2026	80.0	79.5	74.4	0.04%
NB & T Services, LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	4/27/2026	38.0	37.8	32.0	0.02%
Homecare Casa Rhoda 123 Inc	Ambulatory Health Care Services	Term Loan	Prime plus 2%	4/26/2041	675.0	673.9	640.8	0.31%
Accent Comfort Services, LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	4/26/2026	90.0	89.5	75.8	0.04%
McIntosh Trail Management Services Organization Inc	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	4/22/2041	425.0	424.4	436.0	0.21%
Automotive Core Recycling, LLC and 828 Old Colony Road, LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	4/22/2041	250.0	249.7	235.2	0.12%
Jande Graphics LLC dba FastSigns #103201	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	4/21/2026	56.0	55.7	47.1	0.02%
AAA Mill Direct, Inc. dba Carpet Mill Outlets	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	4/21/2026	7.9	7.8	7.9	—%
Miguel Fernando Borda, P.A. dba BGR Dental	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	4/15/2026	22.5	22.4	19.5	0.01%
LE & JS dba Laredo Mercado Y Carniceria	Food and Beverage Stores	Term Loan	Prime plus 2.75%	4/13/2026	20.0	19.8	16.8	0.01%
Sushiya Inc	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/12/2026	87.5	87.0	76.6	0.04%
Sierra Foothill Cremation & Funeral Service, Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	4/7/2026	53.0	52.7	44.6	0.02%
Waterfalls Quick Lube LLC and Veracruz Shabo LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	4/6/2041	271.3	270.9	270.3	0.13%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
JUNE 30, 2016 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
KNS Early Learning Academy LLC	Social Assistance	Term Loan	Prime plus 2.75%	4/6/2041	$51.0	$50.9	$49.5	0.02%
Gill Express Inc and Blue Speed LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/31/2041	518.0	516.5	506.8	0.25%
Men of Steel Enterprises LLC and Vogelbacher Properties LLC	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	3/31/2041	393.5	392.4	364.2	0.18%
Cameo Carter, MD A Professional Corporation dba The Garden Pediatric	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	3/31/2026	75.0	74.1	62.7	0.03%
Dana A. Farley dba Independent Cabinets	Furniture and Related Product Manufacturing	Term Loan	Prime plus 2.75%	3/31/2041	67.5	67.3	69.1	0.03%
Farhad Brothers LLC dba Lulu’s Pizzeria & Family Restaurant and Marvin	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/31/2026	66.8	64.7	54.8	0.03%
Christian Soderquist dba Soderquist Plumbing and Heating LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	3/31/2041	56.8	56.6	57.8	0.03%
Duke’s Cleaners Inc	Personal and Laundry Services	Term Loan	Prime plus 2.75%	3/31/2026	47.0	46.4	42.6	0.02%
Vehicle Safety Supply LLC	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	3/31/2026	22.5	22.2	18.8	0.01%
Wyldewood Cellars, Inc.	Beverage and Tobacco Product Manufacturing	Term Loan	Prime plus 2.75%	3/30/2041	986.8	986.5	934.1	0.46%
Tom Sawyer Country Restaurant LLC and AM 3208 LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/30/2041	257.5	256.8	252.4	0.12%
NOSO Development, LLC	Real Estate	Term Loan	Prime plus 2.75%	3/30/2026	187.5	185.2	156.8	0.08%
Beale Street Blues Company-West Palm Beach, LLC dba Lafayette’s-West	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	3/30/2026	93.8	92.6	80.5	0.04%
Gordon Rogers and Heidi Rogers dba Stone House Motor Inn	Accommodation	Term Loan	Prime plus 2.75%	3/30/2026	22.5	22.5	22.6	0.01%
MTS Car Service LLC	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	3/30/2026	10.5	10.4	8.8	—%
Atlantis of Daytona LLC and Pierre Mamane and Eva Mamane	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2%	3/29/2041	525.0	522.8	508.5	0.25%
Lust for Life Footwear, LLC	Leather and Allied Product Manufacturing	Term Loan	Prime plus 2.75%	3/29/2026	375.0	370.4	313.6	0.15%
Vinmar Inc. dba Locanda Portofino	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/29/2026	81.3	80.3	67.9	0.03%
Barrocas Gym LLC dba Snap Fitness	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/29/2026	22.5	22.2	20.1	0.01%
PHCDC1 LLC dba Quarter + Glory and Public House Collective, Corp.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/28/2026	50.0	49.4	44.2	0.02%
Marathon Engineering Corporation	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	3/28/2041	45.0	44.9	44.8	0.02%
ReNew Interior Surface Cleaning LLC dba Randy’s Carpet Care and Upholstry	Administrative and Support Services	Term Loan	Prime plus 2.75%	3/28/2026	12.4	12.2	11.9	0.01%
Excel RP Inc	Machinery Manufacturing	Term Loan	Prime plus 2.75%	3/25/2026	125.0	123.5	111.1	0.05%
RCB Enterprises, Inc.	Administrative and Support Services	Term Loan	Prime plus 2.75%	3/25/2026	56.3	55.6	47.0	0.02%
Revolution Physical Therapy LLC dba Apex Network Physical Therapy	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	3/25/2026	22.5	22.5	19.5	0.01%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
JUNE 30, 2016 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Acton Hardware LLC and Mark Allgood & Jamie Allgood	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	3/24/2041	$498.6	$497.2	$474.6	0.23%
Lowgap Grocery & Grill LLC	General Merchandise Stores	Term Loan	Prime plus 2.75%	3/24/2041	167.5	167.0	171.5	0.08%
ActKnowledge, Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	3/24/2026	125.0	123.5	123.8	0.06%
International Construction Inc	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	3/24/2041	50.0	49.9	51.2	0.03%
Flooring Liquidators Inc and Premier Flooring Yonkers Inc and Flooring	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	3/24/2026	50.0	49.4	47.8	0.02%
The Youth Fountain LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	3/23/2026	47.5	46.9	39.7	0.02%
Magnation Corporation and Misha Family Trust	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	3/22/2041	101.3	101.1	103.8	0.05%
Precious Care LLC and Precious Care Management LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	3/21/2026	557.5	550.7	469.4	0.23%
growth.period LLC and Potomac Recruiting LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/21/2026	156.3	154.3	130.7	0.06%
Media Capital Partners, Inc	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	3/21/2026	22.5	22.2	18.8	0.01%
ERT Group Inc and Curt’s Tools Inspection Inc	Support Activities for Mining	Term Loan	Prime plus 2.75%	3/18/2041	1,250.0	1,246.5	1,218.6	0.60%
Taylors Zinn Enterprises Inc dba Eons Auto Care Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/18/2041	80.8	80.5	81.6	0.04%
Mariam Diner Inc dba Country Kitchen Restaurant	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/18/2026	52.5	51.9	43.9	0.02%
Kekoa Enterprises Inc dba Signarama Sandy	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/18/2026	49.5	48.9	41.4	0.02%
Clean Way Service LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	3/18/2026	22.5	22.2	18.8	0.01%
Pro Tech Technology LLC	Support Activities for Transportation	Term Loan	Prime plus 2.75%	3/18/2026	7.5	7.4	6.3	—%
Brian T Rice dba BD Logging	Forestry and Logging	Term Loan	Prime plus 2.75%	3/17/2026	15.8	15.6	14.0	0.01%
Evergreen Pallet LLC and Evergreen Recycle LLC	Wood Product Manufacturing	Term Loan	Prime plus 2.75%	3/16/2026	1,039.3	1,027.1	918.8	0.45%
LAN Doctors Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/16/2026	55.0	54.4	54.4	0.03%
K Soles Corp dba Max Collections	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	3/16/2026	22.5	22.2	18.8	0.01%
Demand Printing Solutions Inc.	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	3/16/2026	21.8	21.5	20.3	0.01%
Auto and Property Insurance Solutions dba Taylor Company Insurance & F	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	3/16/2026	16.4	16.2	13.7	0.01%
R & D Enterprises Inc dba My Pool Man	Administrative and Support Services	Term Loan	Prime plus 2.75%	3/15/2026	50.0	49.4	41.8	0.02%
Mustafa Inc and Raouf Properties LLC	Food and Beverage Stores	Term Loan	Prime plus 2.75%	3/14/2041	75.0	74.8	75.6	0.04%
HEWZ, LLC dba Hard Exercise Works	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/14/2026	22.5	22.2	18.8	0.01%
Magill Truck Line LLC and Jeff J. Ralls	Truck Transportation	Term Loan	Prime plus 2.75%	3/11/2029	210.8	209.0	188.1	0.09%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
JUNE 30, 2016 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Accuair Control Systems LLC dba Accuair Suspension	Transportation Equipment Manufacturing	Term Loan	Prime plus 2.75%	3/11/2026	$150.0	$148.2	$128.2	0.06%
Wilban LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/11/2026	105.0	103.9	98.1	0.05%
Country Paint and Hardware Inc	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	3/11/2026	87.4	86.3	74.7	0.04%
Dupre Capital LLC dba Fastsigns	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	3/11/2026	58.4	57.7	48.8	0.02%
ABCs & 123s Infant and Child Care Center LP	Social Assistance	Term Loan	Prime plus 2.75%	3/11/2026	11.3	11.1	9.4	—%
State Painting & Decorating Co., Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	3/10/2026	103.8	102.5	86.8	0.04%
Fayette Computer Consulting Company	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/10/2026	22.5	22.2	19.7	0.01%
B.P.T.M. of NV LLC and Agentis Bros., LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/9/2041	525.0	523.5	515.0	0.25%
Faith Summit Supply Inc dba Summit Supply and Summit True Value	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	3/9/2026	22.5	22.2	20.1	0.01%
A & A Auto Care LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/9/2026	12.2	12.0	11.4	0.01%
Step Up Academy of the Arts LLC	Educational Services	Term Loan	Prime plus 2.75%	3/9/2026	8.0	7.9	6.7	—%
Swerve Salon LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	3/8/2026	79.0	78.0	66.1	0.03%
J & W Hardwood Flooring Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	3/7/2026	7.5	7.4	6.3	—%
Labmates LLC and POV Holdings LLC	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	3/4/2041	109.3	108.9	111.9	0.05%
Hueston and Company CPA LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/4/2026	8.3	8.1	7.0	—%
Almost Home Daycare LLC	Social Assistance	Term Loan	Prime plus 2.75%	3/3/2026	50.0	49.4	47.9	0.02%
Miles of Smiles Inc	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/2/2026	93.5	93.5	80.9	0.04%
The River Beas, LLC dba Subway and Punam Singh	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/28/2041	135.9	135.1	136.8	0.07%
Johnson & Dugan Insurance Services Corp	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	2/28/2026	62.5	61.4	52.0	0.03%
Doxa Deo Inc dba Luv 2 Play	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	2/28/2026	105.0	57.0	51.4	0.03%
Drug Detection Laboratories, Inc. and Minh Tran	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	2/28/2026	19.8	19.4	16.7	0.01%
Powerpits CS1, LLC dba Pita Pit	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/28/2026	18.8	18.4	16.4	0.01%
Living Essentials HVAC Corp	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	2/28/2026	15.0	14.7	12.6	0.01%
Consulting Solutions, Inc. and Mark Luciani	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	2/28/2026	11.3	11.1	10.7	0.01%
Aaradhya LLC dba Market Square Laundry	Personal and Laundry Services	Term Loan	Prime plus 2.75%	2/23/2026	80.0	78.5	66.5	0.03%
Blackstones Hairdressing LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	2/23/2026	52.0	51.4	43.9	0.02%
BER Enterprise 332 Inc dba Edible Arrangements	Food and Beverage Stores	Term Loan	Prime plus 2.75%	2/19/2026	22.5	22.1	18.9	0.01%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
JUNE 30, 2016 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
R-No-Landscaping LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	2/19/2026	$8.3	$8.1	$7.0	—%
R & K Contracting Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	2/18/2026	15.8	15.5	13.3	0.01%
Pacific Coast Medical Group LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	2/17/2026	245.0	240.5	241.2	0.12%
Jersey Shore Marina & Boat Sales, Inc.	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	2/12/2041	625.0	622.5	639.3	0.31%
Ei3 Corporation	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	2/12/2026	326.9	320.9	321.7	0.16%
Gilmore Heights Dental Holdings, LTD and Chas Rob LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	2/12/2029	310.3	306.4	279.9	0.14%
B for Blonde, LLC dba Blo Blow Dry Bar	Personal and Laundry Services	Term Loan	Prime plus 2.75%	2/12/2026	62.0	61.6	52.3	0.03%
Base USA, Inc.	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	2/2/2026	50.0	49.1	49.2	0.02%
Nowatzke Service Center Inc dba Nowatzke Truck and Trailer	Repair and Maintenance	Term Loan	Prime plus 2.75%	1/29/2026	105.0	102.4	102.4	0.05%
Zouk Ltd dba Palma	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/29/2026	22.5	21.9	22.0	0.01%
Wildflour Bakery & Cafe LLC	Social Assistance	Term Loan	Prime plus 2.75%	1/28/2026	62.5	61.0	59.3	0.03%
SuzyQue’s LLC dba SuzyQue’s	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/28/2026	22.5	22.0	22.0	0.01%
Tammy Lavertue	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	1/28/2026	11.3	11.0	10.5	0.01%
New Image Building Services, Inc.	Administrative and Support Services	Term Loan	Prime plus 2.75%	1/19/2026	83.1	81.1	72.0	0.04%
Oak Tree Storage LLC	Other Information Services	Term Loan	Prime plus 2.75%	1/19/2026	78.8	76.8	66.3	0.03%
Woody’s Trucking LLC	Truck Transportation	Term Loan	Prime plus 2.75%	1/12/2026	12.0	11.7	9.9	—%
Gendron Funeral and Cremation Services, Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	1/11/2041	112.5	110.3	113.3	0.06%
Dolarian Realty LLC and OV’s Restaurant Inc	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/5/2041	67.8	67.4	69.2	0.03%
Lemonberry Food Stores Inc dba Lemonberry Frozen Yogurt	Food and Beverage Stores	Term Loan	Prime plus 2.75%	12/29/2025	112.5	109.1	95.0	0.05%
MCF Forte LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/29/2025	18.8	18.2	15.4	0.01%
Bright Dialysis LLC and Ft Pierce Kidney Care LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/28/2025	1,250.0	1,211.7	1,017.4	0.50%
Panditos LLC dba White Lotus Home	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	12/28/2025	15.9	15.4	12.9	0.01%
V2 Tango LLC dba Palette 22	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/23/2025	250.0	242.3	209.5	0.10%
800 on the Trax LLC and Matrix Z LLC	Nonmetallic Mineral Product Manufacturing	Term Loan	Prime plus 2.75%	12/23/2040	240.0	239.1	234.6	0.11%
Ridge Road Equestrian LLC dba Ricochet Ridge Ranch Inc	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/23/2040	102.5	101.8	102.1	0.05%
Optima Health Care Inc	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/23/2025	62.5	60.6	60.6	0.03%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
JUNE 30, 2016 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Premier Athletic Center of Ohio Inc. and Gates Investments and Wade Ga	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/22/2028	$882.0	$863.2	$868.2	0.42%
B&B Organics LLC	Beverage and Tobacco Product Manufacturing	Term Loan	Prime plus 2.75%	12/22/2040	375.0	372.3	381.3	0.19%
Joyce Outdoor Advertising Chicago LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/22/2040	300.0	299.3	284.5	0.14%
The LAX Shop Inc	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	12/22/2025	125.0	121.2	121.2	0.06%
Hattingh Incorporated dba Prosthetic Care Facility	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/21/2025	18.0	17.4	15.4	0.01%
G.W. Fitness Centers, LLC and J.G. Fitness LLC and NP Gym LLC and ANA	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/18/2040	1,025.0	1,017.5	1,042.1	0.51%
Accent Tag and Label Inc	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	12/18/2040	665.8	660.9	650.8	0.32%
Trip Consultants U.S.A. Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/18/2025	175.0	169.6	141.9	0.07%
Labmates LLC	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	12/18/2040	162.5	161.3	165.2	0.08%
Jay Kevin Gremillion dba Dino Smiles Children’s Cosmetic Dentistry	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/18/2025	73.0	72.5	63.2	0.03%
Abbondanza Market LLC dba Hampton Falls Village Market	Food and Beverage Stores	Term Loan	Prime plus 2.75%	12/18/2025	73.8	70.6	61.0	0.03%
Capital Scrap Metal LLC	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	12/18/2025	36.0	34.9	29.5	0.01%
Mustafa Inc dba Adiba Grocery	Food and Beverage Stores	Term Loan	Prime plus 2.75%	12/17/2025	103.8	100.6	99.3	0.05%
Sourceco Limited Liability Company	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	12/17/2025	62.5	60.6	52.6	0.03%
Learning Skills LLC and Christopher Shrope	Educational Services	Term Loan	Prime plus 2.75%	12/17/2025	10.8	10.5	8.8	—%
New York Home Health Care Equipment, LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/16/2025	875.0	848.2	825.5	0.40%
Swalm Sreet LLC and New York Home Health Care Equipment LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/16/2040	375.0	372.3	370.0	0.18%
JAG Unit 1, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/16/2025	250.0	242.3	202.7	0.10%
Abitino’s JFK LLC dba Abitino’s	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/16/2022	125.0	121.3	106.8	0.05%
D&G Capital LLC dba Miami Grill 277	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/16/2025	83.8	87.8	80.9	0.04%
Moments to Remember USA LLC dba Retain Loyalty	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/16/2025	75.0	72.8	66.1	0.03%
SDA Holdings LLC and Les Cheveux Salon Inc	Personal and Laundry Services	Term Loan	Prime plus 2.75%	12/15/2040	428.8	425.6	412.2	0.20%
Evans & Paul LLC and E&P Holdings I LLC	Nonmetallic Mineral Product Manufacturing	Term Loan	Prime plus 2.75%	12/15/2025	125.0	121.2	105.0	0.05%
Basista Family Limited Partnership and UPE, Inc.	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	12/14/2040	342.5	340.0	333.4	0.16%
DC Enterprises Ltd. dba Lakeview True Value	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	12/14/2025	22.5	21.8	20.6	0.01%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
JUNE 30, 2016 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Alexandra Afentoulides dba Vi’s Pizza Restaurant	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/11/2040	$46.3	$45.9	$47.0	0.02%
ENI Inc. dba ENI Group, Inc	Other Information Services	Term Loan	Prime plus 2.75%	12/11/2025	36.0	34.9	30.7	0.02%
AGR Foodmart Inc dba Nashua Road Mobil	Gasoline Stations	Term Loan	Prime plus 2.75%	12/11/2025	22.5	21.8	20.5	0.01%
Tri-State Remodeling & Investments, LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/11/2025	15.9	15.4	14.8	0.01%
Cares, Inc dba Dumpling Grounds Day Care Center	Social Assistance	Term Loan	Prime plus 2.75%	12/10/2025	7.5	7.3	7.1	—%
Custom Exteriors, Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/9/2025	100.0	96.9	84.3	0.04%
Sushiya, Inc.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/8/2025	108.8	105.4	91.9	0.04%
My Jewels, LLC dba The UPS Store #6712	Administrative and Support Services	Term Loan	Prime plus 2.75%	12/7/2025	56.3	55.6	46.5	0.02%
LC Blvd Holdings LLC and Mt Pleasant Wash & Wax LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	12/4/2040	502.5	498.9	496.6	0.24%
American Campgrounds LLC dba Whit’s End Campground	Accommodation	Term Loan	Prime plus 2.75%	12/4/2040	293.0	290.9	290.2	0.14%
Food & Fuel Company LLC dba Lowery Food Mart	Food and Beverage Stores	Term Loan	Prime plus 2.75%	12/4/2040	122.5	121.6	124.1	0.06%
Blue Ox Trucking Inc.	Truck Transportation	Term Loan	Prime plus 2.75%	12/4/2025	12.3	11.9	11.9	0.01%
Tariq, LLC dba 76 Food Mart	Gasoline Stations	Term Loan	Prime plus 2.75%	12/2/2040	375.0	372.3	371.1	0.18%
401 JJS, Corp and G. Randazzo’s Trattoria Corporation	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/1/2040	52.8	52.5	51.5	0.03%
Block and Grinder LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/30/2025	200.0	195.1	192.5	0.09%
Japp Business Inc dba Pick and Eat and Japp Drink Corp.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/30/2025	125.0	120.4	106.3	0.05%
Smokeyard Inc dba Smokeyard BBQ and Chop Shop	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/30/2025	125.0	120.4	103.1	0.05%
Delta Aggregate, LLC	Mining (except Oil and Gas)	Term Loan	Prime plus 2.75%	11/30/2025	100.0	96.8	96.8	0.05%
Hurshell Leon Dutton dba High Jump Party Rentals	Rental and Leasing Services	Term Loan	Prime plus 2.75%	11/30/2025	17.6	16.9	16.6	0.01%
Alejandro Rico dba Rico Motors and Golden West Motel and Alrima Co Inc	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	11/25/2040	146.3	145.0	148.1	0.07%
State Painting and Decorating Co Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	11/25/2025	100.0	96.3	80.6	0.04%
Medeiros Holdings Inc dba Outdoor Lighting Perspectives of the Triad	Electrical Equipment, Appliance, and Component Manufacturing	Term Loan	Prime plus 2.75%	11/25/2025	22.5	21.7	18.1	0.01%
DWeb Studio, Inc.	Educational Services	Term Loan	Prime plus 2.75%	11/25/2025	11.3	10.8	9.1	—%
Sambella Holdings, LLC and Strike Zone Entertainment Center LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	11/23/2040	750.0	750.0	768.1	0.38%
Play and Learn Child Care and School Inc	Social Assistance	Term Loan	Prime plus 2.75%	11/23/2025	11.1	10.7	10.7	0.01%
CNYP 717 Irondequoit LLC and CNYP 2002 Ontario LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/20/2040	244.4	242.2	224.3	0.11%
Haven Hospitality Group Inc. dba Haven Gastropub	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/20/2025	132.5	127.6	108.9	0.05%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
JUNE 30, 2016 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Ronny Ramirez RX Corp dba Naturxheal Family Pharmacy	Health and Personal Care Stores	Term Loan	Prime plus 2.75%	11/20/2025	$89.0	$86.8	$74.1	0.04%
S.B.B. Enterprises Inc dba Williamston Hardware	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	11/19/2040	108.8	107.8	100.1	0.05%
Bradley Stinson and Associates Inc	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	11/19/2025	15.0	14.4	12.1	0.01%
Key Pix Productions Inc. dba Air Bud Entertainment	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	11/18/2040	839.8	832.4	852.5	0.42%
Holloway & CO. P.L.L.C.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	11/16/2025	75.0	72.2	72.2	0.04%
RDT Enterprises, L.L.C.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	11/12/2025	22.5	21.7	20.2	0.01%
E.S.F.P. LLC dba Volusia Van and Storage	Truck Transportation	Term Loan	Prime plus 2.75%	11/11/2025	91.3	87.9	75.3	0.04%
Green Life Lawnscapes LLC dba Green Life Lawn Care	Administrative and Support Services	Term Loan	Prime plus 2.75%	11/6/2025	127.3	122.5	118.4	0.06%
Jumbomarkets Inc dba Rines Jumbomarkets	Food and Beverage Stores	Term Loan	Prime plus 2.75%	11/4/2025	306.3	294.9	283.8	0.14%
Joseph Nich and Tina M. Nich dba Vic’s Greenhouses	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	11/4/2025	62.5	60.2	60.2	0.03%
Bisson Transportation Inc dba I & R Associates and Document Security	Truck Transportation	Term Loan	Prime plus 2.75%	10/30/2025	22.5	21.5	20.0	0.01%
Top Cat Ready Mix, LLC, Ples Investments LLC, and Pappy’s Sand and	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	10/28/2025	711.3	681.2	593.1	0.29%
L.M. Jury Enterprises, Inc dba Midwest Monograms	Textile Product Mills	Term Loan	Prime plus 2.75%	10/28/2025	77.0	73.7	63.0	0.03%
Financial Network Recovery	Administrative and Support Services	Term Loan	Prime plus 2.75%	10/26/2025	40.0	38.3	32.0	0.02%
Windsor Direct Distribution LLC	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	10/26/2025	14.3	13.6	11.4	0.01%
Kup’s Auto Spa, Inc.	Repair and Maintenance	Term Loan	Prime plus 2.75%	10/23/2025	62.5	60.8	59.1	0.03%
Jacksonville Beauty Institute Inc. dba Beauty Institute’s	Educational Services	Term Loan	Prime plus 2.75%	10/23/2025	50.0	47.8	40.0	0.02%
Insurance Fire & Water Restorations, LLC	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	10/23/2025	22.5	21.5	20.3	0.01%
New Hampshire Precision Metal Fabricators, Inc.	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	10/23/2025	22.5	21.5	21.5	0.01%
Werthan Packaging Inc.	Paper Manufacturing	Term Loan	Prime plus 2.75%	10/14/2025	1,162.5	1,126.2	1,045.6	0.51%
Tannehill Enterprises Inc dba Hobbytown USA Folsom	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	10/14/2025	87.4	83.6	69.9	0.03%
ADMO Inc dba Mid States Equipment	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	10/8/2025	22.5	21.5	18.5	0.01%
Recycling Consultants, Inc. and Prairie State Salvage and Recycling Inc	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	9/30/2027	767.5	737.8	659.4	0.32%
R.H. Hummer Jr., Inc.	Truck Transportation	Term Loan	Prime plus 2.75%	9/30/2025	375.0	368.0	348.9	0.17%
Barub Realty LLC and Barub LLC dba Woodlawn Cabinets	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	9/30/2040	143.0	141.3	143.9	0.07%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
JUNE 30, 2016 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Naeem Khan LTD	Apparel Manufacturing	Term Loan	Prime plus 2.75%	9/30/2025	$125.0	$118.8	$99.3	0.05%
Bat Bridge Investments Inc dba Kalologie 360 Spa	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/30/2025	85.5	82.8	69.2	0.03%
SCJEN Management Inc dba Bowl of Heaven	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/30/2025	71.3	68.4	57.2	0.03%
Accent Homes Services LLC dba Benjamin Franklin Plumbing of Kansas City	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	9/30/2028	66.5	64.2	61.7	0.03%
Binky’s Vapes LLC	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	9/30/2025	22.5	21.4	17.9	0.01%
Joyce Outdoor Advertising LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/29/2040	234.8	232.9	234.6	0.11%
The Grasso Companies LLC and Grasso Pavement Maintenance LLC Veranda	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	9/28/2025	518.8	493.9	488.3	0.24%
RIM Investments LLC and RIM Architects LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/28/2040	399.0	394.3	382.6	0.19%
Greensward of Marco Inc.	Administrative and Support Services	Term Loan	Prime plus 2.75%	9/28/2040	87.5	86.5	84.3	0.04%
Yachting Solutions LLC	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	9/25/2040	962.5	951.2	906.9	0.44%
Sandlot Ventures LLC and Sandbox Ventures LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/25/2040	442.5	437.3	417.8	0.20%
Hemingway Custom Cabinetry LLC	Furniture and Related Product Manufacturing	Term Loan	Prime plus 2.75%	9/25/2025	220.0	209.1	179.0	0.09%
South Towne Dental Center, P.C.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/25/2025	50.0	47.5	47.5	0.02%
Daniel W. Stark dba Mountain Valley Lodge and RV Park	Accommodation	Term Loan	Prime plus 2.75%	9/25/2040	13.5	13.3	13.7	0.01%
Prestigious LifeCare for Seniors LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/25/2025	9.8	9.3	8.5	—%
St Lawrence Hotel Corp and Oheka Catering Inc dba Quality Inn	Accommodation	Term Loan	Prime plus 2.75%	9/24/2040	625.0	617.6	608.0	0.30%
Hagerstown Muffler, Inc. and JMS Muffler, Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	9/24/2040	327.5	323.6	331.4	0.16%
J.R. Wheeler Corporation dba Structurz Exhibits and Graphics	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	10/24/2025	21.0	20.0	20.0	0.01%
J3K LLC dba Ronan True Value Hardware	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	9/23/2025	152.5	144.9	121.2	0.06%
Stormrider Inc dba Shirley’s Stormrider Inc	Truck Transportation	Term Loan	Prime plus 2.75%	9/23/2025	67.5	64.7	54.1	0.03%
Rutledge Enterprises Inc dba BLC Property Management	Administrative and Support Services	Term Loan	Prime plus 2.75%	9/23/2040	62.5	61.3	60.3	0.03%
Finish Strong Inc dba FASTSIGNS St Peters	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	9/23/2025	50.0	47.5	39.7	0.02%
Nova Solutions Inc	Furniture and Related Product Manufacturing	Term Loan	Prime plus 2.75%	9/22/2040	320.0	316.2	311.6	0.15%
Pine Belt Wood Products LLC	Forestry and Logging	Term Loan	Prime plus 2.75%	9/22/2040	163.8	161.8	146.6	0.07%
Frozen Treats of Hollywood FL, LLC dba Sub Zero Ice Cream	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/22/2025	15.8	15.0	13.2	0.01%
IIoka Inc dba New Cloud Networks	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/21/2025	665.0	635.0	530.8	0.26%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
JUNE 30, 2016 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Sound Manufacturing Inc	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	9/21/2025	$50.0	$47.6	$42.1	0.02%
Vallmar Studios, LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/21/2025	15.8	15.0	12.5	0.01%
Scent-Sation Inc	Textile Product Mills	Term Loan	Prime plus 2.75%	9/18/2040	687.5	685.5	696.7	0.34%
Vanderhoof LLC dba Soxfords	Apparel Manufacturing	Term Loan	Prime plus 2.75%	9/18/2025	15.9	15.1	12.6	0.01%
MiJoy Inc dba Imo’s Pizza	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/18/2025	8.3	7.8	6.6	—%
Naeem Khan LTD	Apparel Manufacturing	Term Loan	Prime plus 2.75%	9/17/2025	125.0	118.8	99.3	0.05%
Import Car Connection Inc dba Car Connection	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	9/16/2040	407.5	402.7	406.2	0.20%
FirstVitals Health and Wellness Inc	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	9/15/2025	150.0	142.5	119.2	0.06%
Johnson Carwash LLC and Johnson Petroleum LLC	Gasoline Stations	Term Loan	Prime plus 2.75%	9/14/2040	340.0	337.9	344.9	0.17%
Almost Home Daycare LLC	Social Assistance	Term Loan	Prime plus 2.75%	9/11/2025	62.5	59.4	58.1	0.03%
Veliu LLC dba FASTSIGNS #15901	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	9/10/2025	50.0	48.1	41.4	0.02%
B and A Friction Materials Inc	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	9/9/2025	102.5	97.4	81.4	0.04%
Gardner’s Wharf Holdings LLC and Gardner’s Wharf Seafood Inc	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	9/8/2040	140.0	138.4	141.7	0.07%
Empower Autism Academy	Social Assistance	Term Loan	Prime plus 2.75%	9/4/2040	685.0	676.9	693.1	0.34%
AIG Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	9/4/2040	363.8	359.5	338.3	0.17%
Higher Grounds Community Coffeehouse, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/2/2025	8.3	7.8	6.8	—%
The Camera House Inc	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	8/31/2025	1,250.0	1,179.9	1,073.4	0.53%
Delray Scrap Recycling LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	8/31/2025	22.5	21.0	17.5	0.01%
P and D Enterprises Ind dba Wallaby’s Liquor Warehouse	Food and Beverage Stores	Term Loan	Prime plus 2.75%	8/28/2040	888.9	877.1	861.8	0.42%
J and K Fitness L.L.C. dba Physiques Womens Fitness Center	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	2/28/2041	93.8	93.4	93.3	0.05%
Zephyr Seven Series LLC dba 18/8 Fine Men’s Salon	Personal and Laundry Services	Term Loan	Prime plus 2.75%	8/28/2025	81.3	79.5	68.1	0.03%
LAN Doctors Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/28/2025	81.3	76.7	69.2	0.03%
Trading Group 3 Inc	Nonstore Retailers	Term Loan	Prime plus 2.75%	8/28/2025	50.0	47.2	39.5	0.02%
Elite Institute LLC dba Huntington Learning Center	Educational Services	Term Loan	Prime plus 2.75%	8/28/2025	15.0	14.3	12.0	0.01%
B and J Catering Inc dba Culinary Solutions	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/27/2040	547.5	544.6	522.2	0.26%
3000 CSI Property LLC and Consulting Solutions Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/20/2040	137.5	135.7	136.6	0.07%
God Be Glorified Inc dba GBG Inc	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	8/20/2025	53.0	50.0	41.8	0.02%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
JUNE 30, 2016 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
GDP Gourmet LLC dba Joe and John’s Pizza Restaurant	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/19/2040	$145.0	$143.1	$139.9	0.07%
Gold Jet Corp.	Couriers and Messengers	Term Loan	Prime plus 2.75%	8/14/2025	68.3	67.0	60.4	0.03%
Screenmobile Management Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	8/14/2025	47.0	44.3	37.5	0.02%
SKJ Inc dba Subway	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/13/2025	84.8	80.1	68.0	0.03%
LP Industries Inc dba Childforms	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	7/29/2025	125.0	120.1	111.4	0.05%
Advanced Machine & Technology, Inc.	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	7/29/2025	90.3	84.6	77.5	0.04%
Pauley Tree and Lawn Care Inc	Administrative and Support Services	Term Loan	Prime plus 2.75%	7/28/2025	65.8	61.6	54.8	0.03%
C& D Medical of Naples, Inc and Forever & Always of Naples, Inc dba I	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	7/24/2040	135.0	133.0	123.0	0.06%
Forever & Always of Naples Inc dba Island Animal Hospital	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	7/24/2025	107.5	100.8	91.1	0.04%
Beale Street Blues Company-West Palm Beach LLC dba Lafayette’s-West Palm	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	7/24/2025	66.3	62.1	54.1	0.03%
Pooh’s Corner Realty LLC and Pooh’s Corner Inc	Social Assistance	Term Loan	Prime plus 2.75%	7/23/2040	103.8	102.4	103.8	0.05%
Smart Artists Inc.	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	7/23/2025	22.5	21.1	17.6	0.01%
Aaron Delgado and Associates Inc	Administrative and Support Services	Term Loan	Prime plus 2.75%	7/22/2025	8.2	7.7	6.4	—%
Free Ion Advisors LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	7/21/2025	64.3	60.2	50.4	0.02%
Murrayville Donuts, Inc dba Dunkin’ Donuts	Food and Beverage Stores	Term Loan	Prime plus 2.75%	7/15/2040	344.5	342.5	328.4	0.16%
Union 2 LLC dba The Standard	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/10/2025	91.5	89.0	81.4	0.04%
The Smile Place LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/30/2040	283.9	279.7	276.3	0.14%
Anglin Cultured Stone Products LLC dba Anglin Construction	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/30/2025	281.8	262.3	230.1	0.11%
Thrifty Market, Inc. dba Thrifty Foods	Food and Beverage Stores	Term Loan	Prime plus 2.75%	6/30/2030	262.5	252.3	223.7	0.11%
All About Smiles P A	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/30/2040	237.7	234.2	231.3	0.11%
BJ’s Tavern LLC and BJ’s Cabana Bar Inc	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/30/2040	212.5	209.0	205.8	0.10%
Jonathan E Nichols and Nichols Fire and Security LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	6/30/2025	75.0	69.8	66.0	0.03%
Danny V, LLC dba Hugo’s Taproom	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/30/2040	54.0	52.7	48.8	0.02%
Advanced Skincare Medcenter Inc dba Advanced Skincare Surgery	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/29/2025	337.5	314.1	267.7	0.13%
Summit Beverage Group LLC	Beverage and Tobacco Product Manufacturing	Term Loan	Prime plus 2.75%	8/29/2030	291.9	280.7	254.4	0.12%
R2 Tape Inc dba Presto Tape	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	6/29/2025	176.3	164.1	155.6	0.08%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
JUNE 30, 2016 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Myclean Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	6/29/2025	$15.9	$14.8	$12.4	0.01%
Jihan Inc dba ARCO AM/PM and Diana Inc dba Diana’s Recycling	Gasoline Stations	Term Loan	Prime plus 2.75%	6/26/2040	380.0	373.8	365.0	0.18%
CEM Autobody LLC dba Dawn’s Autobody	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/26/2040	135.5	133.3	128.6	0.06%
SofRep, Inc dba Force 12 Media	Other Information Services	Term Loan	Prime plus 2.75%	6/26/2025	66.3	61.7	51.5	0.03%
E & G Enterprises LLC dba Comfort Keepers	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/26/2025	22.5	20.9	17.6	0.01%
TJU-DGT Inc dba The Lorenz Cafe	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/26/2029	20.6	19.7	19.7	0.01%
Ohs Auto Body, Inc. dba Ohs Body Shop	Repair and Maintenance	Term Loan	7.2775%	6/25/2040	1,207.5	1,196.9	1,152.7	0.56%
Wolf Enviro Interests, LLC and Enviromax Services Inc	Administrative and Support Services	Term Loan	Prime plus 2.75%	6/25/2040	246.5	242.5	223.7	0.11%
Amboy Group, LLC dba Tommy’s Moloney’s	Food Manufacturing	Term Loan	Prime plus 2.75%	6/24/2025	454.0	433.0	432.7	0.21%
Evinger PA One, Inc. dba Postal Annex, Falcon	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	6/24/2025	22.5	20.9	18.7	0.01%
Richards Plumbing and Heating Co., Inc. dba Richards Mechanical	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/23/2040	551.8	542.7	555.5	0.27%
RJI Services, Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/23/2025	22.5	20.8	17.4	0.01%
Real Help LLC dba Real Help Decorative Concrete	Administrative and Support Services	Term Loan	Prime plus 2.75%	6/22/2025	53.1	49.5	48.1	0.02%
Balthazar Management Virgin Islands, LLC dba The Beach Cafe	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/22/2025	15.8	14.7	14.7	0.01%
KRN Logistics, LLC, Newsome Trucking, Inc	Truck Transportation	Term Loan	Prime plus 2.75%	6/19/2025	543.5	506.0	457.9	0.22%
PM Cassidy Enterprises, Inc. dba Junk King	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	6/19/2025	14.9	13.9	11.6	0.01%
Inverted Healthcare Staffing of Florida LLC dba Interim Healthcare Tra	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/18/2025	61.3	57.0	47.6	0.02%
Square Deal Siding Company, LLC dba Square Deal Siding Company	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/18/2025	22.5	21.0	21.0	0.01%
Flooring Liquidators Inc and Flooring Liquidators of Mt Kisco LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/17/2025	437.5	407.3	399.1	0.20%
AM PM Properties, LLC and AM PM Willington, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/17/2040	87.1	85.4	86.0	0.04%
Nelson Sargsyan dba HDA Trucking	Support Activities for Transportation	Term Loan	Prime plus 2.75%	6/16/2025	130.5	121.9	101.8	0.05%
Mirage Plastering Inc and Mpire LLC and Mpire II LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/12/2040	338.8	333.2	290.2	0.14%
Anturio Marketing Inc dba Logic Consulting	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/12/2040	290.3	285.5	292.2	0.14%
Bizzare Foods Inc dba Trooper Foods	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	6/12/2025	125.0	115.0	96.1	0.05%
Eldredge Tavern LLC dba Gonyea’s Tavern	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/8/2040	56.3	55.3	56.6	0.03%
ViAr Visual Communications, Inc. dba Fastsigns 281701	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	6/5/2025	62.0	57.7	49.5	0.02%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
JUNE 30, 2016 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Chitalian Fratelli LLC dba Francesca Brick Oven Pizza and Pasta	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/5/2025	$16.1	$14.6	$12.2	0.01%
Nicor LLC dba Fibrenew Sacramento	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/5/2022	13.8	12.3	10.2	—%
Video Vault & Tanning LLC and Mosaic Salon LLC	Rental and Leasing Services	Term Loan	Prime plus 2.75%	6/4/2040	90.5	89.1	91.1	0.04%
Medworxs LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/3/2025	125.0	116.4	98.2	0.05%
DTM Parts Supply Inc.	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	6/2/2025	62.8	58.4	48.8	0.02%
XCESSIVE THROTTLE, INC dba Jake’s Roadhouse	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/29/2025	8.3	7.6	6.4	—%
God is Good LLC dba BurgerFi	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/27/2025	67.3	20.4	20.4	0.01%
Villela CPA PL	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	5/27/2025	9.0	8.3	7.2	—%
Douglas Posey and Sally Watkinson dba Audrey’s Farmhouse	Accommodation	Term Loan	Prime plus 2.75%	5/20/2040	174.1	171.0	170.4	0.08%
Pen Tex Inc dba The UPS Store	Administrative and Support Services	Term Loan	Prime plus 2.75%	5/20/2025	22.0	20.4	17.0	0.01%
Capstone Pediatrics PLLC and Capstone Healthcare Consulting LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	5/15/2025	717.3	664.7	570.7	0.28%
15 McArdle LLC and No Other Impressions Inc	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	5/15/2040	257.1	252.5	238.4	0.12%
E-Z Box Storage, Inc.	Real Estate	Term Loan	Prime plus 2.75%	5/11/2025	89.3	82.5	82.4	0.04%
Guard Dogs MFS LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	5/8/2025	65.0	60.1	50.7	0.02%
George S Cochran DDS Inc	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	5/7/2025	130.0	120.2	100.7	0.05%
South Park Properties LLC and Midlothian Hardware LLC dba Gril	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	5/6/2040	170.5	166.3	169.9	0.08%
200 North 8th Street Associates LLC and Enchanted Acres Fa	Food Manufacturing	Term Loan	Prime plus 2.75%	5/4/2028	494.6	479.6	481.9	0.24%
Matthew Taylor and Landon Farm LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	5/4/2040	100.0	98.9	88.7	0.04%
Cares Inc dba Dumpling Grounds Day Care Center	Social Assistance	Term Loan	Prime plus 2.75%	5/1/2040	81.9	78.0	79.9	0.04%
RDRhonehouse ENT. LLC dba Chill Skinz	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	4/29/2025	88.9	81.6	68.2	0.03%
Orchid Enterprises Inc dba Assisting Hands of Sussex County	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	4/24/2025	15.0	13.8	11.5	0.01%
Ragazza Restaurant Group, Inc. dba Bambolina	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/21/2025	22.5	20.7	18.2	0.01%
Diamond Solutions LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	4/21/2025	22.5	20.5	17.1	0.01%
Giacchino Maritime Consultants Inc	Personal and Laundry Services	Term Loan	Prime plus 2.75%	4/17/2025	22.5	20.7	17.3	0.01%
Sound Coaching Inc	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	4/14/2025	44.4	40.8	34.1	0.02%
Carolina Beefs, LLC dba Beef O’Brady’s	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/13/2025	19.5	17.9	15.0	0.01%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
JUNE 30, 2016 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Faramarz Nikourazm dba Car Clinic Center	Repair and Maintenance	Term Loan	Prime plus 2.75%	4/3/2040	$73.8	$72.2	$70.4	0.03%
Advance Case Parts RE Holdings LLC and Advance Case Parts Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/31/2040	758.3	744.5	694.8	0.34%
T and B Boots Inc dba Takkens	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	3/31/2025	807.8	736.6	696.6	0.34%
Mid-South Lumber Co. of Northwest Florida, Inc.	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	3/31/2040	428.8	419.8	389.3	0.19%
HAVANA CENTRAL NJ1, LLC dba Havana Central	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/31/2025	250.0	235.2	231.2	0.11%
Copper Beech Financial Group LLC	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	3/30/2025	125.0	113.9	103.6	0.05%
Delta Aggregate LLC	Mining (except Oil and Gas)	Term Loan	Prime plus 2.75%	3/30/2025	90.0	85.1	85.0	0.04%
Foresite Realty Partners LLC and Foresite Real Estate Holdings LLC	Real Estate	Term Loan	Prime plus 2.75%	3/27/2025	1,238.3	1,128.4	942.3	0.46%
Shellhorn and Hill Inc dba Total Fleet Service	Nonstore Retailers	Term Loan	Prime plus 2.75%	3/27/2040	1,040.3	1,014.7	941.3	0.46%
Sunset Marine Resort LLC and GoXpeditions LLC and Lavon Gomes and Trac	Accommodation	Term Loan	Prime plus 2.75%	3/27/2040	301.8	295.4	302.3	0.15%
South Florida Air Conditioning and Refrigeration Corp.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	3/27/2040	155.5	152.3	153.1	0.07%
Balthazar Management Virgin Islands LLC dba The Beach Cafe	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/27/2025	123.3	112.3	112.2	0.05%
Shorr Enterprises Inc dba New Design Furniture Manufacturers	Furniture and Related Product Manufacturing	Term Loan	Prime plus 2.75%	3/27/2025	106.5	97.1	89.7	0.04%
Geo Los Angeles LLC dba Geo Film Group	Rental and Leasing Services	Term Loan	Prime plus 2.75%	3/26/2025	130.0	118.5	108.7	0.05%
Joyce Outdoor Advertising NJ LLC and Joyce Outdoor Advertising LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/26/2040	54.0	52.9	53.3	0.03%
Carpet Exchange of North Texas Inc and Clyde E. Cumbie Jr	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	3/25/2040	810.0	793.0	804.4	0.39%
Zero-In Media Inc	Data Processing, Hosting, and Related Services	Term Loan	Prime plus 2.75%	3/25/2025	22.5	20.5	17.1	0.01%
Loriet LLC	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	3/24/2025	12.0	10.9	9.1	—%
Shelton Incorporated dba Mrs. Winners	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/20/2040	112.5	110.1	112.0	0.05%
Jaymie Hazard dba Indigo Hair Studio and Day Spa	Personal and Laundry Services	Term Loan	Prime plus 2.75%	3/20/2040	42.9	42.0	40.7	0.02%
R & R Security and Investigations Inc dba Pardners Lake Buchanan	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/19/2040	85.4	83.7	85.6	0.04%
MMS Realty, LLC and Molecular MS Diagnostics LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/18/2040	160.7	157.4	151.2	0.07%
BND Sebastian Limited Liability Company and Sebastian Fitness	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/16/2040	172.5	168.9	168.1	0.08%
Royal Crest Motors LLC	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	3/16/2040	91.3	89.3	87.5	0.04%
Firm Foundations Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	3/13/2025	81.3	74.0	66.0	0.03%
Douglas Printy Motorsports, Inc. dba Blackburn Trike	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	3/9/2040	191.8	187.7	180.5	0.09%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
JUNE 30, 2016 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Luigi’s on Main LLC and Luigi’s Main Street Pizza Inc	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/4/2025	$11.3	$10.3	$10.2	—%
Calhoun Satellite Communications Inc and Transmission Solutions Group	Broadcasting (except Internet)	Term Loan	Prime plus 2.75%	2/27/2025	952.8	861.3	755.3	0.37%
J&M Concessions Inc dba A 1 Liquors	Food and Beverage Stores	Term Loan	Prime plus 2.75%	2/27/2025	87.5	80.0	71.6	0.04%
Baystate Firearms and Training, LLC	Educational Services	Term Loan	Prime plus 2.75%	2/27/2025	63.4	57.2	48.3	0.02%
Road to Sedona Inc dba Thirteen	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/27/2025	56.6	51.2	43.5	0.02%
Kingseal LLC dba Desoto Health and Rehab Center	Nursing and Residential Care Facilities	Term Loan	Prime plus 2.75%	2/26/2040	1,250.0	1,221.9	1,250.2	0.61%
Pace Motor Lines, Inc.	Truck Transportation	Term Loan	Prime plus 2.75%	2/26/2025	66.2	59.9	59.8	0.03%
Nelson Financial Services LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	2/24/2025	12.5	11.3	9.4	—%
Kiddie Steps 4 You Inc.	Social Assistance	Term Loan	Prime plus 2.75%	2/19/2040	61.8	60.5	57.8	0.03%
Triangle Trash LLC dba Bin There Dump That	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	2/18/2025	74.4	67.2	60.6	0.03%
Silva Realty Holdings, LLC and MF-Silva Enterprises, Inc. dba T	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/11/2040	171.6	167.9	160.6	0.08%
740 Barry Street Realty LLC and Wild Edibles Inc	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	2/10/2040	492.5	481.4	492.6	0.24%
Kostekos Inc dba New York Style Pizza	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/6/2040	66.3	64.8	63.1	0.03%
DuCharme Realty LLC and DuCharme Enterprises LLC dba Specialty	Wood Product Manufacturing	Term Loan	Prime plus 2.75%	2/2/2040	225.1	220.1	207.9	0.10%
Limameno LLC dba Sal’s Italian Ristorante	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/23/2025	83.3	74.8	64.5	0.03%
Palmabak Inc dba Mami Nora’s	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/22/2025	21.5	18.4	18.4	0.01%
Jung Design Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	1/20/2022	8.4	7.0	5.9	—%
Grand Blanc Lanes, Inc. and H, H and H, LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/31/2039	133.0	129.8	133.1	0.07%
First Prevention and Dialysis Center, LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/30/2024	273.3	261.0	253.1	0.12%
FHJE Ventures LLC and Eisenreich II Inc dba Breakneck Tavern	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/30/2039	245.5	240.6	235.6	0.12%
Evans and Paul LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	12/30/2024	223.8	199.3	196.2	0.10%
Bear Creek Entertainment, LLC dba The Woods at Bear Creek	Accommodation	Term Loan	Prime plus 2.75%	12/30/2024	106.3	94.8	95.5	0.05%
Bowlerama Inc	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/24/2039	1,202.5	1,173.4	1,214.2	0.59%
The Lodin Group LLC and Lodin Health Imaging Inc dba Highlands Breast	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/23/2039	530.3	516.7	503.3	0.25%
Thermoplastic Services Inc and Paragon Plastic Sheet, Inc	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	12/23/2039	500.0	487.2	504.1	0.25%
401 JJS Corporation and G. Randazzo Corporation	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/23/2039	473.5	465.5	474.0	0.23%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
JUNE 30, 2016 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Atlantis of Daytona LLC and Ocean Club Sportswear Inc	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	12/23/2039	$240.0	$224.5	$232.3	0.11%
Carolina Flicks Inc dba The Howell Theater	Motion Picture and Sound Recording Industries	Term Loan	Prime plus 2.75%	12/23/2032	163.3	155.8	153.1	0.07%
Beale Street Blues Company-West Palm Beach, LLC dba Lafayette Music Ha	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	12/22/2024	187.5	167.1	155.8	0.08%
The Jewelers Inc. dba The Jewelers of Las Vegas	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	12/19/2024	1,250.0	1,116.2	1,011.6	0.49%
B.S. Ventures LLC dba Dink’s Market	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	12/19/2039	53.8	52.4	54.1	0.03%
MM and M Management Inc dba Pizza Artista	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/19/2025	46.3	42.2	38.6	0.02%
B & W Towing, LLC and Boychucks Fuel LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	12/17/2039	164.5	160.3	158.7	0.08%
All American Games, LLC and Sportslink – The Game, LLC	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	12/10/2024	400.0	356.5	333.8	0.16%
The Conibear Corporation and Conibear Trucking, LLC	Truck Transportation	Term Loan	Prime plus 2.75%	12/5/2024	12.0	7.9	7.6	—%
Kemmer LLC and Apples Tree Top Liquors LLC	Food and Beverage Stores	Term Loan	Prime plus 2.75%	12/4/2039	138.4	134.8	132.3	0.06%
The Red Pill Management, Inc. dba UFC Gym Matthews	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	11/26/2024	54.3	48.8	45.4	0.02%
Trading Group 3, Inc.	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	11/26/2024	22.5	19.9	17.9	0.01%
Meridian Hotels, LLC dba Best Western Jonesboro	Accommodation	Term Loan	Prime plus 2.75%	11/25/2039	228.0	223.3	231.1	0.11%
Modern Manhattan LLC	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	11/25/2024	220.0	194.6	176.9	0.09%
Teamnewman Enterprises LLC dba Newmans at 988 and John H. Newman	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/25/2039	148.8	144.7	144.3	0.07%
Stormrider Inc dba Shirley’s Stormrider, Inc	Truck Transportation	Term Loan	Prime plus 2.75%	11/25/2024	150.0	133.9	120.5	0.06%
DeRidder Chiropractic LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	11/25/2024	13.2	11.7	11.6	0.01%
J&D Resources, LLC dba Aqua Science	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	11/21/2024	767.9	672.0	613.6	0.30%
Legacy Estate Planning Inc dba American Casket Enterprises	Personal and Laundry Services	Term Loan	Prime plus 2.75%	11/21/2024	42.0	37.2	33.4	0.02%
DC Real LLC and DC Enterprises LTD dba Lakeview True Value	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	11/20/2039	119.4	116.7	118.7	0.06%
MLM Enterprises LLC and Demand Printing Solutions Inc	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	11/18/2024	70.5	62.4	60.2	0.03%
JEJE Realty LLC and La Familia Inc	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/10/2039	205.8	199.1	198.8	0.10%
Joey O’s LLC and Jennifer Olszewski	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	11/7/2024	13.1	7.7	6.9	—%
Laura L. Smith dba Lisa Smith Studio	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	11/3/2024	15.0	13.2	11.9	0.01%
Heartland American Properties LLC and Skaggs RV Outlet LLC	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	10/31/2039	479.0	465.2	471.7	0.23%
M and C Renovations Inc	Construction of Buildings	Term Loan	Prime plus 2.75%	10/31/2024	20.3	18.4	16.6	0.01%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
JUNE 30, 2016 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Golden Transaction Corporation dba Bleh Sunoco	Gasoline Stations	Term Loan	Prime plus 2.75%	10/30/2039	$156.7	$152.2	$155.6	0.08%
Kantz LLC and Kantz Auto LLC dba Kantz’s Hometown Auto	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	10/29/2039	68.1	66.6	67.3	0.03%
Seelan Inc dba Candleridge Market	Gasoline Stations	Term Loan	Prime plus 2.75%	10/27/2039	90.5	87.9	87.6	0.04%
185 Summerfield Inc and Valcon Contracting Corp	Construction of Buildings	Term Loan	Prime plus 2.75%	10/24/2039	162.3	157.6	160.6	0.08%
Navdeep B Martins and Busy Bubbles LLC dba Wishy Washy	Personal and Laundry Services	Term Loan	Prime plus 2.75%	10/24/2039	89.0	86.6	85.0	0.04%
3 F Management LLC and ATC Port Charlotte LLC dba Around The Clock Fitness	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	10/17/2024	131.3	115.2	107.7	0.05%
One Hour Jewelry Repair Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	10/14/2024	20.6	18.0	16.2	0.01%
Return to Excellence, Inc. dba The Waynesville Inn Golf & Spa	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	10/10/2039	1,250.0	1,227.2	1,269.9	0.62%
Capitol Waste and Recycling Services LLC	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	10/10/2024	257.8	226.3	212.9	0.10%
Sound Manufacturing Inc	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	10/10/2024	187.5	164.9	153.3	0.07%
DNT Storage and Properties LLC	Real Estate	Term Loan	Prime plus 2.75%	10/10/2039	101.8	98.8	101.1	0.05%
Boilermaker Industries LLC dba PostNet	Administrative and Support Services	Term Loan	Prime plus 2.75%	10/9/2024	18.8	6.8	6.8	—%
Doctors Express Management of Central Texas LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	10/8/2024	105.0	81.5	79.9	0.04%
Smith Spinal Care Center P.C. and James C. Smith	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	10/8/2039	60.0	58.3	58.9	0.03%
Michael Rey Jr. and Lynn J. Williams (EPC) and GIG Petcare dba Hickory	Personal and Laundry Services	Term Loan	Prime plus 2.75%	10/3/2039	126.9	121.9	124.2	0.06%
Sumad LLC dba BrightStar Care of Encinitas	Administrative and Support Services	Term Loan	Prime plus 2.75%	10/2/2024	92.5	46.7	47.0	0.02%
Roccos LLC and Sullo Pantalone Inc dba Rocco’s	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/30/2039	255.8	248.0	245.7	0.12%
Keller Holdings LLC and David H Keller III and Carie C Keller	Scenic and Sightseeing Transportation	Term Loan	Prime plus 2.75%	9/30/2039	100.0	97.0	99.8	0.05%
The Woods at Bear Creek LLC and Bear Creek Entertainment LLC	Accommodation	Term Loan	Prime plus 2.75%	9/29/2039	513.3	499.8	517.0	0.25%
Orange County Insurance Brokerage Inc dba Beaty Insurance Agency	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	9/29/2039	325.1	316.2	327.1	0.16%
Keys Phase One LLC dba The Grand Guesthouse	Accommodation	Term Loan	Prime plus 2.75%	9/26/2039	736.3	713.9	726.2	0.36%
Colts V LLC and Nowatzke Service Center, Inc dba Nowatzke Truck & Trai	Repair and Maintenance	Term Loan	Prime plus 2.75%	9/26/2039	601.8	583.5	591.8	0.29%
Gordon E Rogers dba Stonehouse Motor Inn	Accommodation	Term Loan	Prime plus 2.75%	9/26/2039	57.5	55.8	57.7	0.03%
Auto Shine Carwash Inc and AKM R. Hossain and Jessica F. Masud	Gasoline Stations	Term Loan	Prime plus 2.75%	9/26/2024	22.5	19.6	18.1	0.01%
6 Price Avenue, LLC and Pauley Tree & Lawn Care, Inc	Administrative and Support Services	Term Loan	Prime plus 2.75%	9/24/2039	452.5	439.4	424.1	0.21%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
JUNE 30, 2016 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
North Columbia LLC and Loop Liquor and Convenience Store LLC	Food and Beverage Stores	Term Loan	Prime plus 2.75%	9/24/2039	$159.3	$154.4	$156.8	0.08%
R A Johnson Inc dba Rick Johnson Auto and Tire	Repair and Maintenance	Term Loan	Prime plus 2.75%	9/23/2039	301.3	292.1	302.1	0.15%
Andrene’s LLC dba Andrene’s Caribbean Soul Food Carry Out	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/23/2024	37.8	31.3	28.2	0.01%
Utek Corporation dba Arcade Car Wash	Repair and Maintenance	Term Loan	Prime plus 2.75%	9/22/2039	405.5	402.1	413.6	0.20%
Play and Stay LLC dba Zoom Room Tinton Falls	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/18/2024	42.1	37.2	33.4	0.02%
Ryan Crick and Pamela J. Crick and Crick Enterprises Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	9/17/2039	145.5	141.1	145.9	0.07%
Modern Leather Goods Repair Shop Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	9/17/2024	58.8	50.7	45.6	0.02%
Tavern Properties LLC and Wildwood Tavern LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/15/2039	425.0	414.8	420.3	0.21%
Animal Intrusion Prevention Systems Holding Company, LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	9/15/2024	272.5	237.4	222.4	0.11%
RDT Enterprises LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	9/15/2027	162.8	148.2	147.3	0.07%
KW Zion, LLC and Key West Gallery Inc	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	9/12/2039	1,250.0	1,212.0	1,232.3	0.60%
Indy East Smiles Youth Dentistry LLC dba Prime Smile East	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/11/2024	630.2	549.0	495.8	0.24%
B&P Diners LLC dba Engine House Restaurant	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/10/2024	80.0	69.7	62.7	0.03%
Feel The World Inc dba Xero Shoes and Invisible Shoes	Leather and Allied Product Manufacturing	Term Loan	Prime plus 2.75%	9/5/2024	51.9	45.2	41.4	0.02%
Delta Aggregate LLC	Mining (except Oil and Gas)	Term Loan	Prime plus 2.75%	8/28/2039	911.3	862.4	892.1	0.44%
Lamjam LLC (EPC) Goldsmith Lambros Inc (OC)	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	8/27/2024	133.8	115.8	116.6	0.06%
Orange County Cleaning Inc	Administrative and Support Services	Term Loan	Prime plus 2.75%	8/27/2024	41.3	35.7	32.1	0.02%
Qycell Corporation	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	8/26/2024	121.0	104.7	99.3	0.05%
Atlas Auto Body Inc dba Atlas Auto Sales	Repair and Maintenance	Term Loan	Prime plus 2.75%	8/22/2039	51.6	49.9	49.8	0.02%
Grey Light Realty, LLC (EPC) NH Precision Metal Fabricators Inc (OC)	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	8/21/2039	1,226.0	1,186.8	1,198.8	0.59%
S&P Holdings of Daytona LLC (EPC) S&P Corporation of Daytona Beach	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	8/15/2039	433.5	413.6	427.8	0.21%
Barber Investments LLC and Fieldstone Quickstop LLC and Maine Dollar	Gasoline Stations	Term Loan	Prime plus 2.75%	8/15/2039	150.0	146.5	140.1	0.07%
Alpha Preparatory Academy LLC	Social Assistance	Term Loan	Prime plus 2.75%	8/15/2039	145.2	141.1	146.0	0.07%
Katie Senior Care LLC dba Home Instead Senior Care	Social Assistance	Term Loan	Prime plus 2.75%	8/15/2024	124.3	107.4	96.6	0.05%
Almost Home Property LLC and Almost Home Daycare LLC	Social Assistance	Term Loan	Prime plus 2.75%	8/7/2039	715.8	693.9	711.1	0.35%
iFood, Inc. dba Steak N Shake	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/31/2024	379.1	337.8	319.6	0.16%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
JUNE 30, 2016 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
AGV Enterprises LLC dba Jet’s Pizza #42	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/31/2024	$54.8	$47.0	$43.0	0.02%
575 Columbus Avenue Holding Company, LLC and LA-ZE LLC dba EST EST EST	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/30/2039	22.5	21.7	22.4	0.01%
L&S Insurance & Financial Services Inc	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	7/25/2024	22.5	19.3	17.5	0.01%
Honeyspot Investors LLP and Pace Motor Lines Inc	Truck Transportation	Term Loan	Prime plus 2.75%	7/24/2039	150.0	145.0	149.5	0.07%
Miss Cranston Diner II, LLC and Miss Cranston II Realty LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/17/2039	100.0	97.3	98.3	0.05%
Wired LLC and Moulison North Corporation	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	7/3/2024	150.1	138.3	130.7	0.06%
Honeyspot Investors LLP and Pace Motor Lines Inc	Truck Transportation	Term Loan	Prime plus 2.75%	6/30/2039	875.3	846.1	872.0	0.43%
iFood, Inc. dba Steak N Shake	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/30/2039	629.8	608.3	590.1	0.29%
Wired LLC and Moulison North Corporation	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/30/2024	500.0	457.2	432.0	0.21%
AMG Holding, LLC and Stetson Automotive, Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/30/2039	208.0	200.7	207.5	0.10%
Lisle Lincoln II Limited Partnership dba Lisle Lanes LP	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/30/2024	100.0	85.2	85.5	0.04%
Highway Striping Inc	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	6/30/2024	53.1	45.2	42.1	0.02%
FHJE Ventures LLC and Eisenreich II Inc. dba Breakneck Tavern	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/27/2039	321.8	310.5	313.5	0.15%
JPM Investments LLC and Carolina Family Foot Care P.A.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/26/2039	136.1	132.6	134.8	0.07%
Zinger Hardware and General Merchant Inc	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	6/26/2024	110.5	94.0	90.4	0.04%
Nikobella Properties LLC and JPO Inc dba Village Car Wash	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/25/2039	476.3	459.5	465.5	0.23%
RDJ Maayaa Inc dba RDJ Distributors	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	6/23/2024	8.7	7.3	6.6	—%
Big Sky Plaza LLC and Strickland, Incorporated dba Livingston True Value	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	6/20/2039	233.4	225.2	227.4	0.11%
510 ROK Realty LLC dba ROK Health and Fitness and Robert N. D’urso	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/19/2024	332.0	282.8	282.0	0.14%
Nirvi Enterprises LLC dba Howard Johnson/Knights Inn	Accommodation	Term Loan	Prime plus 2.75%	6/17/2039	920.3	887.8	918.0	0.45%
Hotels of North Georgia LLC dba Comfort Inn and Suites	Accommodation	Term Loan	Prime plus 2.75%	6/17/2039	837.5	808.0	835.3	0.41%
Global Educational Delivery Services LLC	Educational Services	Term Loan	Prime plus 2.75%	6/16/2024	60.0	51.7	52.0	0.03%
Rainbow Dry Cleaners	Personal and Laundry Services	Term Loan	Prime plus 2.75%	6/13/2024	122.5	104.2	97.4	0.05%
NVR Corporation dba Discount Food Mart	Food and Beverage Stores	Term Loan	Prime plus 2.75%	6/11/2039	68.3	64.5	66.7	0.03%
Sico & Walsh Insurance Agency Inc and The AMS Trust	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	6/6/2039	250.0	90.4	93.5	0.05%
Sujata Inc dba Stop N Save Food Mart and Dhruvesh Patel	Food and Beverage Stores	Term Loan	Prime plus 2.75%	6/3/2024	22.5	19.1	17.7	0.01%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
JUNE 30, 2016 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Long Island Barber + Beauty LLC	Educational Services	Term Loan	Prime plus 2.75%	6/2/2039	$55.5	$53.5	$53.6	0.03%
CJR LLC (EPC) and PowerWash Plus, Inc. (OC)	Repair and Maintenance	Term Loan	Prime plus 2.75%	5/30/2024	53.0	44.8	43.8	0.02%
Pocono Coated Products, LLC	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	5/30/2024	22.5	19.0	18.6	0.01%
R. A. Johnson, Inc. dba Rick Johnson Auto & Tire	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	5/29/2039	943.8	909.1	940.1	0.46%
Wilton Dental Care P.C.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	5/29/2024	128.1	110.3	100.1	0.05%
EGM Food Services Inc dba Gold Star Chili	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/29/2024	19.2	16.2	15.0	0.01%
Jonesboro Health Food Center LLC	Health and Personal Care Stores	Term Loan	Prime plus 2.75%	5/27/2024	60.0	50.6	45.7	0.02%
USI Properties LLC dba U Store It	Real Estate	Term Loan	Prime plus 2.75%	5/23/2039	144.6	139.3	143.3	0.07%
Bay State Funeral Services, LLC (EPC) and Riley Funeral Home Inc (OC)	Personal and Laundry Services	Term Loan	Prime plus 2.75%	5/21/2039	134.9	130.3	134.7	0.07%
Hae M. and Jin S. Park dba Buford Car Wash	Repair and Maintenance	Term Loan	Prime plus 2.75%	5/15/2039	166.5	159.6	158.5	0.08%
Moochie’s LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/13/2024	100.5	85.9	78.4	0.04%
The River Beas LLC and Punam Singh	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/8/2039	90.3	86.9	87.7	0.04%
AS Boyals LLC dba Towne Liquors	Food and Beverage Stores	Term Loan	Prime plus 2.75%	4/29/2039	117.5	113.0	116.8	0.06%
ENI Inc, Event Networks Inc, ENI Worldwide LLC and Spot Shop Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	4/25/2024	500.0	418.4	376.9	0.18%
Gerami Realty, LC (EPC) Sherrill Universal City Corral, LP	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/23/2027	78.8	69.8	70.3	0.03%
Complete Body & Paint, Inc.	Repair and Maintenance	Term Loan	Prime plus 2.75%	4/23/2039	20.8	20.0	20.7	0.01%
Island Wide Realty LLC and Long Island Partners, Inc..	Real Estate	Term Loan	Prime plus 2.75%	4/22/2039	103.8	99.9	103.3	0.05%
Aiello’s Pizzeria LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/18/2024	42.8	34.8	32.3	0.02%
Wilshire Media Systems Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	4/17/2024	186.3	155.8	143.1	0.07%
1899 Tavern & Tap LLC and Ale House Tavern & Tap LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/9/2039	137.5	131.2	133.8	0.07%
Eagle Aggregate Transportation, LLC and Eagle Pneumatic Transport LLC	Truck Transportation	Term Loan	Prime plus 2.75%	3/31/2024	1,250.0	622.3	625.6	0.31%
Hodges Properties LLC and Echelon Enterprises Inc dba Treads Bicycle	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	3/31/2039	449.0	431.0	438.5	0.21%
Dantanna’s Tavern LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/30/2024	164.3	138.3	129.2	0.06%
RDT Enterprises, LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/31/2028	141.2	127.3	129.3	0.06%
Kemmer, LLC (EPC) and Pitts Package Store, Inc.(OC)	Food and Beverage Stores	Term Loan	Prime plus 2.75%	3/31/2039	117.5	113.0	108.3	0.05%
Little People’s Village II LLC (OC) and Iliopoulos Realty LLC (EPC)	Social Assistance	Term Loan	Prime plus 2.75%	3/31/2039	101.5	98.2	96.5	0.05%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
JUNE 30, 2016 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Little People’s Village II LLC (OC) and Iliopoulos Realty LLC (EPC)	Social Assistance	Term Loan	Prime plus 2.75%	3/31/2039	$92.1	$89.0	$87.5	0.04%
Wilban LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/28/2039	427.5	410.8	416.1	0.20%
Lake Area Autosound LLC and Ryan H. Whittington	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	7/28/2039	125.0	121.7	121.9	0.06%
Sapienzo Properties LLC (EPC) CNS Self-Storage Inc (OC)	Real Estate	Term Loan	Prime plus 2.75%	3/27/2039	193.8	185.1	191.3	0.09%
Hascher Gabelstapler Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/26/2024	143.3	119.8	116.2	0.06%
Knowledge First Inc dba Magic Years of Learning and Kimberly Knox	Social Assistance	Term Loan	Prime plus 2.75%	3/21/2039	145.0	139.4	138.5	0.07%
636 South Center Holdings, LLC and New Mansfield Brass and Aluminum Co	Primary Metal Manufacturing	Term Loan	Prime plus 2.75%	3/20/2039	497.5	477.4	493.5	0.24%
Cormac Enterprises and Wyoming Valley Beverage Incorporated	Food and Beverage Stores	Term Loan	Prime plus 2.75%	3/20/2039	110.8	106.5	110.1	0.05%
Kinisi, Inc. dba The River North UPS Store	Administrative and Support Services	Term Loan	Prime plus 2.75%	3/18/2024	41.3	29.3	28.3	0.01%
Tortilla King, Inc.	Food Manufacturing	Term Loan	Prime plus 2.75%	3/14/2029	1,033.1	951.0	920.3	0.45%
SE Properties 39 Old Route 146, LLC (EPC) SmartEarly Clifton Park LLC	Social Assistance	Term Loan	Prime plus 2.75%	3/14/2039	408.0	392.8	405.4	0.20%
Tortilla King Inc.	Food Manufacturing	Term Loan	Prime plus 2.75%	3/14/2039	216.9	209.0	205.5	0.10%
Bowl Mor, LLC dba Bowl Mor Lanes/Spare Lounge, Inc.	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/13/2039	223.5	214.5	221.7	0.11%
Avayaan2 LLC dba Island Cove	Gasoline Stations	Term Loan	Prime plus 2.75%	3/7/2039	157.5	151.2	153.0	0.07%
Onofrio’s Fresh Cut Inc	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	3/6/2024	75.0	62.3	61.3	0.03%
J&M Concessions, Inc. dba A-1 Liquors	Food and Beverage Stores	Term Loan	Prime plus 2.75%	3/3/2039	135.6	130.6	128.3	0.06%
R & R Boyal LLC dba Cap N Cat Clam Bar and Little Ease Tavern	Food and Beverage Stores	Term Loan	Prime plus 2.75%	2/28/2039	417.5	400.2	401.3	0.20%
Summit Beverage Group LLC	Beverage and Tobacco Product Manufacturing	Term Loan	Prime plus 2.75%	2/28/2024	350.6	288.5	277.6	0.14%
Faith Memorial Chapel LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	2/28/2039	214.2	205.6	204.2	0.10%
952 Boston Post Road Realty, LLC and HNA LLC dba Styles International	Personal and Laundry Services	Term Loan	Prime plus 2.75%	2/28/2039	211.0	202.3	201.2	0.10%
Choe Trade Group Inc dba Rapid Printers of Monterey	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	2/28/2024	159.3	131.1	131.4	0.06%
96 Mill Street LLC, Central Pizza LLC and Jason Bikakis George Bikaki	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/12/2039	141.3	135.7	140.3	0.07%
JWB Industries, Inc. dba Carteret Die Casting	Primary Metal Manufacturing	Term Loan	Prime plus 2.75%	2/11/2024	280.0	230.4	212.5	0.10%
Sovereign Communications LLC	Broadcasting (except Internet)	Term Loan	Prime plus 2.75%	2/7/2024	907.8	749.4	682.3	0.33%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
JUNE 30, 2016 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
986 Dixwell Avenue Holding Company, LLC (EPC) and Mughali Foods, LLC db	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/7/2039	$99.1	$95.4	$96.4	0.05%
Awesome Pets II Inc dba Mellisa’s Pet Depot	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	2/7/2024	83.2	69.3	64.3	0.03%
Sarah Sibadan dba Sibadan Agency	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	1/27/2039	129.4	123.8	126.7	0.06%
3Fmanagement LLC and ATC Fitness Cape Coral, LLC dba Around the Clock Fitness	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	1/24/2024	425.0	346.7	323.1	0.16%
JDR Industries Inc dba CST-The Composites Store, JetCat USA	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	1/21/2024	140.3	114.4	107.8	0.05%
Icore Enterprises Inc dba Air Flow Filters Inc	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	1/15/2024	21.8	17.7	17.8	0.01%
Nutmeg North Associates LLC (OC) Steeltech Building Products Inc	Construction of Buildings	Term Loan	Prime plus 2.75%	12/31/2038	897.8	876.1	899.8	0.44%
Carl R. Bieber, Inc. dba Bieber Tourways/Bieber Transportation/Bieber	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	9/30/2027	712.5	636.3	651.1	0.32%
CLU Amboy, LLC (EPC) and Amboy Group, LLC (OC) dba Tommy Moloney’s	Food Manufacturing	Term Loan	Prime plus 2.75%	12/27/2023	656.3	544.9	552.6	0.27%
Shane M. Howell and Buck Hardware and Garden Center, LLC	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	12/27/2038	322.5	307.9	315.7	0.15%
Superior Disposal Service, Inc.	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	12/26/2023	240.5	194.5	195.2	0.10%
KK International Trading Corporation	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	12/23/2028	190.0	169.6	171.9	0.08%
Mosley Auto Group LLC dba America’s Automotive	Repair and Maintenance	Term Loan	Prime plus 2.75%	12/20/2038	221.5	211.5	220.3	0.11%
Kurtis Sniezek dba Wolfe’s Foreign Auto	Repair and Maintenance	Term Loan	Prime plus 2.75%	12/20/2038	88.9	84.9	88.8	0.04%
PLES Investements, LLC and John Redder, Pappy Sand & Gravel, Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/19/2038	555.3	530.2	546.1	0.27%
Lefont Theaters Inc.	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	12/19/2023	14.4	11.6	11.5	0.01%
TAK Properties LLC and Kinderland Inc	Social Assistance	Term Loan	Prime plus 2.75%	12/18/2038	405.0	387.3	399.6	0.20%
Any Garment Cleaner-East Brunswick, Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	12/18/2023	53.8	43.5	43.7	0.02%
TOL LLC dba Wild Birds Unlimited	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	12/13/2023	18.0	15.0	14.8	0.01%
8 Minute Oil Change of Springfield Corporation and John Nino	Repair and Maintenance	Term Loan	Prime plus 2.75%	12/12/2038	196.8	185.4	193.3	0.09%
920 CHR Realty LLC (EPC) V. Garofalo Carting Inc (OC)	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	12/10/2038	418.1	399.3	417.9	0.20%
DKB Transport Corp	Truck Transportation	Term Loan	Prime plus 2.75%	12/5/2038	138.8	132.5	138.7	0.07%
Firm Foundations Inc. David S Gaitan Jr and Christopher K Daigle	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/3/2023	545.8	441.2	435.9	0.21%
Firm Foundations Inc David S Gaitan Jr and Christopher K Daigle	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/3/2038	104.3	99.5	101.2	0.05%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
JUNE 30, 2016 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Spectrum Development LLC and Solvit Inc & Solvit North, Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/2/2023	$387.3	$313.1	$309.3	0.15%
BVIP Limousine Service LTD	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	11/27/2038	76.5	72.9	75.8	0.04%
Eco-Green Reprocessing LLC and Denali Medical Concepts, LLC	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	11/27/2023	67.2	53.9	52.4	0.03%
Wallace Holdings LLC (EPC) GFA International Inc (OC)	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.5%	11/25/2023	125.0	99.9	96.2	0.05%
AcuCall LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	11/21/2023	15.8	12.6	12.1	0.01%
Seven Peaks Mining Inc and Cornerstone Industrial Minerals Corporation	Mining (except Oil and Gas)	Term Loan	Prime plus 2.75%	11/18/2038	1,250.0	1,186.4	1,203.8	0.59%
Kids in Motion of Springfield LLC dba The Little Gym of Springfield IL	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	11/18/2023	45.0	36.8	35.7	0.02%
Kup’s Auto Spa Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	11/15/2038	396.7	376.3	392.9	0.19%
Yousef Khatib dba Y&M Enterprises	Wholesale Electronic Markets and Agents and Brokers	Term Loan	Prime plus 2.75%	11/15/2023	75.0	60.1	58.5	0.03%
Howell Gun Works LLC	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	11/14/2023	8.3	6.7	6.5	—%
Polpo Realty, LLC (EPC) Polpo Restaurant, LLC (OC)	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/6/2038	62.5	59.5	62.3	0.03%
Twinsburg Hospitality Group LLC dba Comfort Suites	Accommodation	Term Loan	Prime plus 2.75%	10/31/2038	945.0	901.8	928.6	0.45%
Master CNC Inc & Master Properties LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	10/31/2038	596.6	567.7	579.5	0.28%
1 North Restaurant Corp dba 1 North Steakhouse	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	10/31/2038	212.5	202.2	210.5	0.10%
Mid-Land Sheet Metal Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	10/31/2038	137.5	131.1	136.1	0.07%
Janice B. McShan and The Metropolitan Day School, LLC	Social Assistance	Term Loan	Prime plus 2.75%	10/31/2023	42.8	35.0	35.5	0.02%
Meridian Hotels LLC dba Best Western Jonesboro	Accommodation	Term Loan	Prime plus 2.75%	10/29/2038	664.5	632.3	661.5	0.32%
New Image Building Services Inc. dba New Image Repair Services	Repair and Maintenance	Term Loan	Prime plus 2.75%	10/29/2023	331.3	263.1	257.4	0.13%
A-1 Quality Services Corporation	Administrative and Support Services	Term Loan	Prime plus 2.75%	10/29/2023	8.9	7.0	6.8	—%
Clairvoyant Realty Corp. and Napoli Marble & Granite Design, Ltd	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	10/24/2038	246.3	234.3	240.4	0.12%
Greenbrier Technical Services, Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	10/24/2023	240.1	173.8	176.3	0.09%
Kelly Auto Care LLC dba Shoreline Quick Lube and Car Wash	Repair and Maintenance	Term Loan	Prime plus 2.75%	10/18/2023	87.5	69.5	68.0	0.03%
KenBro Enterprises LLC dba Hearing Aids by Zounds-Cherry Hill	Health and Personal Care Stores	Term Loan	Prime plus 2.75%	10/18/2023	25.8	20.4	20.4	0.01%
Shepher Distr’s and Sales Corp and The Lederer Industries Inc.	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	9/30/2023	1,050.0	671.2	680.3	0.33%
Fieldstone Quick Stop LLC (OC) Barber Investments LLC (EPC) Thadius M B	Gasoline Stations	Term Loan	6%	9/30/2038	676.3	656.0	669.4	0.33%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
JUNE 30, 2016 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Cencon Properties LLC and Central Connecticut Warehousing Company, Inc	Warehousing and Storage	Term Loan	Prime plus 2.75%	9/30/2038	$344.5	$327.5	$342.2	0.17%
Lenoir Business Partners LLC (EPC) LP Industries, Inc dba Childforms	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	9/30/2038	322.7	310.7	321.6	0.16%
Onofrios Enterprises LLC (EPC) Onofrios Fresh Cut, Inc	Food Manufacturing	Term Loan	Prime plus 2.75%	9/30/2038	312.5	298.2	309.3	0.15%
Discount Wheel and Tire	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	9/30/2038	223.8	212.4	218.8	0.11%
Top Properties LLC and LP Industries, Inc dba Childforms	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	9/30/2038	120.0	115.3	120.7	0.06%
First Steps Real Estate Company, LLC (EPC) and First Steps Preschool -	Social Assistance	Term Loan	Prime plus 2.75%	9/30/2038	97.6	92.7	94.9	0.05%
Gabrielle Realty, LLC	Gasoline Stations	Term Loan	Prime plus 2.75%	9/27/2038	757.6	719.1	740.1	0.36%
Mitchellville Family Dentistry, Dr. Octavia Simkins-Wiseman DDS PC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/27/2038	335.1	318.0	329.0	0.16%
Handy 6391 LLC dba The UPS Store #6391	Administrative and Support Services	Term Loan	Prime plus 2.75%	9/27/2023	62.5	49.8	50.5	0.02%
Eastside Soccer Dome, Inc.	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/26/2038	463.8	440.1	460.5	0.23%
HJ & Edward Enterprises, LLC dba Sky Zone	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/26/2023	262.5	213.4	212.9	0.10%
Anthony C Dinoto and Susan S P Dinoto and Anthony C Dinoto Funeral Homes	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/26/2038	100.0	95.0	99.4	0.05%
Southeast Chicago Soccer, Inc.	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/26/2038	51.3	48.6	50.9	0.02%
Kiddie Steps 4 You Inc.	Social Assistance	Term Loan	Prime plus 2.75%	9/25/2038	89.3	86.3	88.4	0.04%
Diamond Memorials Incorporated	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/25/2023	14.3	10.5	10.1	—%
Faith Memorial Chapel LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/20/2038	268.4	255.1	263.9	0.13%
Serious-Fun in Alpharetta, LLC dba The Little Gym of Alpharetta	Educational Services	Term Loan	Prime plus 2.75%	9/20/2023	46.3	36.6	35.6	0.02%
Westville Seafood LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/19/2038	112.3	106.6	109.9	0.05%
Maynard Enterprises Inc dba Fastsigns of Texarkana	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	9/18/2023	16.1	12.8	12.5	0.01%
Grafio Inc dba Omega Learning Center-Acworth	Educational Services	Term Loan	Prime plus 2.75%	9/13/2023	156.3	129.8	126.7	0.06%
The Berlerro Group, LLC dba Sky Zone	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/12/2023	421.3	342.3	333.4	0.16%
Sound Manufacturing Inc	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	9/12/2028	54.8	48.3	48.4	0.02%
Prospect Kids Academy Inc	Educational Services	Term Loan	Prime plus 2.75%	9/11/2038	124.3	117.9	122.3	0.06%
Alma J. and William R. Walton (EPC) and Almas Child Day Care Center	Social Assistance	Term Loan	Prime plus 2.75%	9/11/2038	39.5	37.5	39.2	0.02%
B for Brunette dba Blo	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/10/2023	53.4	42.6	41.1	0.02%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
JUNE 30, 2016 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Schmaltz Holdings, LLC (EPC) and Schmaltz Operations, LLC dba Companio	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/4/2038	$224.2	$211.5	$217.8	0.11%
IlOKA Inc dba Microtech Tel and NewCloud Networks	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/30/2023	687.5	536.5	526.6	0.26%
ACI Northwest Inc.	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	8/30/2023	906.3	491.4	493.7	0.24%
Spectrum Radio Fairmont, LLC	Broadcasting (except Internet)	Term Loan	Prime plus 2.75%	8/30/2023	187.5	164.3	166.2	0.08%
Excel RP Inc	Machinery Manufacturing	Term Loan	Prime plus 2.75%	8/30/2023	130.3	101.7	102.4	0.05%
Gulfport Academy Child Care and Learning Center, Inc. and Jennifer Sis	Social Assistance	Term Loan	Prime plus 2.75%	8/30/2023	43.3	33.8	33.9	0.02%
Ramard Inc and Advanced Health Sciences Inc	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	8/28/2023	187.5	146.3	140.8	0.07%
RM Hawkins LLC dba Pure Water Tech West and Robert M Hawkins	Nonstore Retailers	Term Loan	Prime plus 2.75%	8/26/2023	85.8	63.4	64.2	0.03%
JSIL LLC dba Blackstones Hairdressing	Personal and Laundry Services	Term Loan	Prime plus 2.75%	8/16/2023	19.5	15.0	14.7	0.01%
Caribbean Concepts, Inc. dba Quick Bleach	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	8/12/2023	22.5	17.7	17.1	0.01%
209 North 3rd Street, LLC (EPC) Yuster Insurance Group Inc (OC)	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	7/29/2038	83.9	79.3	82.2	0.04%
Majestic Contracting Services, Inc. dba Majestic Electric and Majestic	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	7/26/2038	190.0	179.7	184.7	0.09%
Daniel W and Erin H Gordon and Silver Lining Stables CT, LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	7/24/2023	11.3	8.7	8.8	—%
Angkor Restaurant Inc	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/19/2038	93.0	88.0	91.6	0.04%
Tri County Heating and Cooling Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	7/19/2023	87.8	67.8	68.4	0.03%
Harbor Ventilation Inc and Estes Investment, LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	7/19/2038	92.1	23.5	24.6	0.01%
Morning Star Trucking LLC and Morning Star Equipment and Leasing LLC	Truck Transportation	Term Loan	Prime plus 2.75%	7/17/2023	53.8	41.6	40.0	0.02%
Maxiflex LLC	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	6/28/2023	153.5	117.4	118.9	0.06%
JRA Holdings LLC (EPC) Jasper County Cleaners Inc dba Superior Cleaner	Personal and Laundry Services	Term Loan	Prime plus 2.75%	6/28/2038	121.0	114.1	119.3	0.06%
GIA Realty LLC and VRAJ GIA LLC dba Lakeview Laundromat	Personal and Laundry Services	Term Loan	Prime plus 2.75%	6/28/2038	97.5	92.0	96.3	0.05%
Contract Packaging Services Inc dba Superior Pack Group	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	6/21/2023	851.8	657.6	647.8	0.32%
2161 Highway 6 Trail, LLC, (EPC) R. H. Hummer JR., Inc. (Co-Borrower)	Truck Transportation	Term Loan	Prime plus 2.75%	6/19/2026	1,250.0	821.6	838.4	0.41%
CBlakeslee Arpaia Chapman, Inc. dba Blakeslee Industrial Services	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	6/18/2028	875.0	759.4	778.5	0.38%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
JUNE 30, 2016 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
KDP LLC and KDP Investment Advisors, Inc and KDP Asset Management, Inc	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	6/14/2023	$343.8	$263.3	$254.6	0.12%
Elite Structures Inc	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	6/12/2038	932.8	864.1	902.8	0.44%
(EPC) Absolute Desire LLC and Mark H. Szierer (OC) Sophisticated Smile	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/5/2038	188.3	178.2	182.1	0.09%
(EPC) Willowbrook Properties LLC (OC) Grove Gardens Landscaping Inc.	Administrative and Support Services	Term Loan	Prime plus 2.75%	6/5/2038	186.3	175.9	182.4	0.09%
RKP Service dba Rainbow Carwash	Repair and Maintenance	Term Loan	Prime plus 2.75%	5/31/2023	300.0	230.1	223.2	0.11%
RXSB, Inc dba Medicine Shoppe	Health and Personal Care Stores	Term Loan	Prime plus 2.75%	5/30/2023	186.3	141.7	136.2	0.07%
Gregory P Jellenek OD and Associates PC dba Gregory P Jellenek OD	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	5/28/2023	63.5	48.1	47.5	0.02%
Ryan D. Thornton and Thornton & Associates LLC	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	5/24/2023	68.8	42.1	40.4	0.02%
Insurance Problem Solvers LLC	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	5/20/2023	17.1	5.5	5.2	—%
PowerWash Plus, Inc. and CJR, LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	4/30/2038	550.0	518.1	533.2	0.26%
Peanut Butter & Co., Inc.	Food Manufacturing	Term Loan	Prime plus 2.75%	4/30/2023	100.0	74.8	72.2	0.04%
Brothers International Desserts	Food Manufacturing	Term Loan	Prime plus 2.75%	4/26/2023	230.0	172.8	171.2	0.08%
Kidrose, LLC dba Kidville Riverdale	Educational Services	Term Loan	Prime plus 2.75%	4/22/2023	78.8	59.9	58.7	0.03%
Vernon & Stephanie Scott and Little Stars Day Care Center, Inc.	Educational Services	Term Loan	Prime plus 2.75%	4/18/2038	151.0	142.1	148.6	0.07%
Capital Scrap Metal, LLC and Powerline Investment, LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	3/29/2038	500.0	447.3	467.6	0.23%
MRM Supermarkets Inc dba Constantins Breads; Dallas Gourmet Breads;	Food Manufacturing	Term Loan	Prime plus 2.75%	3/29/2038	336.0	315.5	321.3	0.16%
1258 Hartford TPKE, LLC (EPC) and Phelps and Sons, Inc (OC)	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	3/29/2038	124.6	117.0	119.8	0.06%
A & M Commerce, Inc. dba Cranberry Sunoco	Gasoline Stations	Term Loan	Prime plus 2.75%	3/27/2038	330.3	309.9	321.4	0.16%
Xela Pack, Inc. and Aliseo and Catherine Gentile	Paper Manufacturing	Term Loan	Prime plus 2.75%	3/27/2028	271.8	232.8	238.5	0.12%
Neyra Industries, Inc. and Edward Neyra	Nonmetallic Mineral Product Manufacturing	Term Loan	Prime plus 2.75%	3/27/2023	217.5	161.8	163.7	0.08%
American Diagnostic Imaging, Inc. dba St. Joseph Imaging Center	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	3/25/2038	537.5	504.7	518.6	0.25%
Michael A. and HeatherR. Welsch dba Art & FrameEtc.	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	3/22/2038	67.5	63.4	65.6	0.03%
M & H Pine Straw Inc and Harris L. Maloy	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	3/21/2023	288.8	214.3	214.2	0.10%
Truth Technologies Inc dba Truth Technologies Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/21/2023	79.5	59.1	57.3	0.03%
J. Kinderman & Sons Inc., dba BriteStar Inc.	Electrical Equipment, Appliance, and Component Manufacturing	Term Loan	Prime plus 2.75%	3/20/2023	181.3	139.0	140.7	0.07%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
JUNE 30, 2016 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Stellar Environmental LLC	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	3/18/2023	$56.3	$41.9	$42.1	0.02%
Sound Manufacturing, Inc. and Monster Power Equipment Inc.	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	3/15/2023	523.0	388.4	384.5	0.19%
Golden Gate Lodging LLC (OC)	Accommodation	Term Loan	Prime plus 2.75%	3/12/2038	115.0	108.0	111.8	0.05%
River Club Golf Course Inc dba The River Club	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	2/28/2038	475.2	445.3	459.9	0.22%
Bakhtar Group LLC dba Malmaison	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/28/2023	103.8	77.1	74.1	0.04%
Osceola River Mill, LLC (EPC) Ironman Machine, Inc.(OC)	Machinery Manufacturing	Term Loan	Prime plus 2.75%	2/20/2038	86.3	80.8	83.7	0.04%
Java Warung, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/19/2038	51.0	47.9	49.7	0.02%
Nancy & Karl Schmidt (EPC) Moments to Remember USA, LLC	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	2/15/2038	106.3	99.6	103.2	0.05%
Orient Direct, Inc. dba Spracht, Celltek, ODI	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	2/12/2023	84.9	61.8	59.3	0.03%
Knits R Us, Inc. dba NYC Sports/Mingle	Textile Mills	Term Loan	Prime plus 2.75%	2/11/2038	125.0	117.3	122.6	0.06%
North Country Transport, LLC	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	2/6/2023	15.0	11.0	11.2	0.01%
MJD Investments, LLC dba The Community Day School	Social Assistance	Term Loan	Prime plus 2.75%	1/31/2038	258.3	241.6	248.7	0.12%
Sherill Universal City dba Golden Corral	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/28/2038	440.5	413.7	426.3	0.21%
Macho LLC (EPC) Madelaine Chocolate Novelties Inc (OC) dba The Madelai	Food Manufacturing	Term Loan	Prime plus 2.75%	12/31/2037	500.0	469.3	493.7	0.24%
WI130, LLC (EPC) & Lakeland Group, Inc (OC) dba Lakeland Electrical	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	12/31/2028	271.5	232.9	237.3	0.12%
Elegant Fireplace Mantels, Inc. dba Elegant Fireplace Mantels	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/31/2022	97.5	70.5	70.3	0.03%
John Duffy Fuel Co., Inc.	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	12/28/2022	513.8	371.3	377.4	0.18%
Babie Bunnie Enterprises Inc dba Triangle Mothercare	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/28/2027	46.3	35.1	35.4	0.02%
Polpo Realty LLC (EPC) & Polpo Restaurant LLC (OC) dba Polpo Restauran	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/27/2037	517.5	485.1	510.3	0.25%
Martin L Hopp, MD PHD A Medical Corp (OC) dba Tower ENT	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/21/2022	66.3	47.6	47.8	0.02%
Ezzo Properties, LLC and Great Lakes Cleaning, Inc.	Administrative and Support Services	Term Loan	Prime plus 2.75%	12/20/2027	389.6	328.6	333.4	0.16%
Pioneer Window Holdings, Inc and Subsidiaries dba Pioneer Windows	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	12/20/2022	225.0	162.7	163.8	0.08%
United Woodworking, Inc	Wood Product Manufacturing	Term Loan	6%	12/20/2022	17.3	12.1	12.3	0.01%
The Amendments Group LLC dba Brightstar	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/17/2022	22.5	16.2	16.5	0.01%
Aegis Creative Communications, Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	11/30/2022	387.5	269.5	268.4	0.13%
Cheryle A Baptiste and Cheryle Baptiste DDS PLLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	11/30/2037	286.5	267.0	280.1	0.14%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
JUNE 30, 2016 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Daniel Gordon and Erin Gordon and Silver Lining Stables CT, LLC	Support Activities for Agriculture and Forestry	Term Loan	Prime plus 2.75%	11/28/2037	$223.8	$208.6	$219.3	0.11%
Richmond Hill Mini Market, LLC	Food and Beverage Stores	Term Loan	Prime plus 2.75%	11/27/2037	185.3	172.7	181.1	0.09%
D&L Rescources, Inc. dba The UPS Store	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	11/27/2022	9.8	7.0	6.9	—%
DRV Enterprise, Inc. dba Cici’s Pizza # 339	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/26/2022	65.0	45.4	46.2	0.02%
Pioneer Windows Manufacturing Corp, Pioneer Windows	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	11/21/2022	275.0	196.8	198.1	0.10%
U & A Food and Fuel, Inc. dba Express Gas & Food Mart	Gasoline Stations	Term Loan	Prime plus 2.75%	11/21/2037	96.3	89.7	94.4	0.05%
Clean Brothers Company Inc dba ServPro of North Washington County	Repair and Maintenance	Term Loan	Prime plus 2.75%	11/21/2022	17.0	12.1	12.1	0.01%
R & J Petroleum LLC (EPC) Manar USA, Inc. (OC)	Gasoline Stations	Term Loan	Prime plus 2.75%	11/20/2037	180.0	167.7	176.1	0.09%
St Judes Physical Therapy P.C.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	11/19/2022	21.0	15.0	15.2	0.01%
Hi-Def Imaging, Inc. dba SpeedPro Imaging	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	11/9/2022	22.2	15.9	15.9	0.01%
Reidville Hydraulics Mfg Inc dba Summit	Machinery Manufacturing	Term Loan	Prime plus 2.75%	11/2/2037	265.9	248.0	258.1	0.13%
Big Apple Entertainment Partners, LLC d/b/a Ripley’s Believe It or Not	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	10/26/2022	180.0	130.3	129.8	0.06%
LA Diner Inc dba Loukas L A Diner	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/28/2037	677.5	631.8	664.2	0.32%
ATC Fitness LLC dba Around the Clock Fitness	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/28/2022	180.0	129.4	130.7	0.06%
University Park Retreat, LLC dba Massage Heights	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/27/2022	76.0	53.1	53.9	0.03%
Forno Italiano Di Nonna Randazzo, LLC dba Nonna Randazzo’s Bakery	Food and Beverage Stores	Term Loan	Prime plus 2.75%	9/26/2037	183.8	171.9	179.7	0.09%
LaSalle Market and Deli EOK Inc and Rugen Realty LLC dba LaSalle Mark	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/21/2037	252.3	234.2	244.7	0.12%
O’Rourkes Diner LLC dba O’Rourke’s Diner	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/19/2037	65.5	60.8	63.4	0.03%
Vision Network Solutions, Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/12/2022	19.5	9.9	9.8	—%
Michael J. Speeney & Joyce Speeney and R2 Tape, Inc.	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	8/31/2037	367.5	340.5	358.0	0.18%
AJK Enterprise LLC dba AJK Enterprise LLC	Truck Transportation	Term Loan	Prime plus 2.75%	8/27/2022	16.5	11.4	11.6	0.01%
New Image Building Services, Inc. dba New Image Repair Services	Repair and Maintenance	Term Loan	Prime plus 2.75%	8/23/2037	285.7	264.7	275.2	0.13%
Suncoast Aluminum Furniture, Inc	Furniture and Related Product Manufacturing	Term Loan	Prime plus 2.75%	8/17/2037	360.0	333.7	350.8	0.17%
Matchless Transportation LLC dba First Class Limo	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	8/3/2022	185.0	134.2	135.1	0.07%
Hofgard & Co., Inc. dba HofgardBenefits	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	7/27/2022	107.3	73.3	74.1	0.04%
Georgia Safe Sidewalks LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	7/27/2022	15.0	10.1	10.2	—%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
JUNE 30, 2016 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Scoville Plumbing & Heating Inc and Thomas P. Scoville	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	7/25/2022	$50.0	$35.9	$36.5	0.02%
Havana Central (NY) 5, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/29/2022	1,166.8	823.4	832.9	0.41%
Central Tire, Inc. dba Cooper Tire & Auto Services	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/29/2037	288.5	266.0	277.8	0.14%
WPI, LLC	Transportation Equipment Manufacturing	Term Loan	Prime plus 2.75%	6/29/2024	129.5	96.7	97.7	0.05%
Jenkins-Pavia Corporation dba Victory Lane Quick Oil Change	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/27/2037	69.8	64.3	67.4	0.03%
KIND-ER-ZZ Inc dba Kidville	Educational Services	Term Loan	Prime plus 2.75%	6/15/2022	50.0	33.5	33.3	0.02%
Graphish Studio, Inc. and Scott Fishoff	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/14/2022	20.3	13.7	13.6	0.01%
Spectrumit, Inc, (OC) dba LANformation	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	5/31/2030	154.9	132.8	136.9	0.07%
ALF, LLC (EPC) Mulit-Service Eagle Tires (OC)	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	5/31/2037	62.9	57.9	60.7	0.03%
Craig R Freehauf d/b/a Lincoln Theatre	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	5/31/2022	47.9	23.6	24.0	0.01%
Lefont Theaters, Inc.	Motion Picture and Sound Recording Industries	Term Loan	Prime plus 2.75%	5/30/2022	137.0	91.6	92.2	0.05%
Christou Real Estate Holdings LLC dba Tops American Grill	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/17/2037	284.0	261.0	274.0	0.13%
Tracey Vita-Morris dba Tracey Vita’s School of Dance	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	5/10/2022	22.5	15.0	15.0	0.01%
Bisson Transportation, Inc.	Truck Transportation	Term Loan	Prime plus 2.75%	5/7/2037	588.1	554.9	578.3	0.28%
Bisson Moving & Storage Company Bisson Transportation Inc and BTG Real	Truck Transportation	Term Loan	Prime plus 2.75%	5/7/2022	528.8	378.5	382.4	0.19%
Fair Deal Food Mart Inc dba Neighbors Market	Gasoline Stations	Term Loan	Prime plus 2.75%	5/3/2037	381.3	350.8	368.6	0.18%
Tanner Optical, Inc. dba Murphy Eye Care	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	4/27/2022	8.3	5.4	5.5	—%
Zane Filippone Co Inc dba Culligan Water Conditioning	Nonstore Retailers	Term Loan	Prime plus 2.75%	4/12/2022	558.2	370.9	374.1	0.18%
Indoor Playgrounds Limited Liability Company dba Kidville	Educational Services	Term Loan	Prime plus 2.75%	4/5/2022	19.5	10.7	10.8	0.01%
Brandywine Picnic Park, Inc. and B.Ross Capps & Linda Capps	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/30/2031	231.5	200.1	207.5	0.10%
Access Staffing, LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	3/30/2022	187.5	122.5	121.8	0.06%
Willow Springs Golf Course, Inc. & JC Lindsey Family Limited Partners	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/29/2037	755.4	701.4	736.7	0.36%
Manuel P. Barrera and Accura Electrical Contractor, Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	3/23/2028	103.7	85.1	86.5	0.04%
Shweiki Media, Inc. dba Study Breaks Magazine	Publishing Industries (except Internet)	Term Loan	Prime plus 2.75%	3/22/2027	1,178.8	947.7	964.9	0.47%
BCD Holdings, LLC and H-MA, LLC d/b/a/Hawaii Mainland Administrators	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	3/2/2022	451.3	285.0	283.9	0.14%
ATC Fitness, LLC d/b/a Around the C	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	2/28/2022	10.2	6.6	6.6	—%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
JUNE 30, 2016 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
ATI Jet, Inc.	Air Transportation	Term Loan	Prime plus 2.75%	12/28/2026	$852.8	$662.6	$679.5	0.33%
J. Kinderman & Sons, Inc. dba Brite Star Manufacturing Company	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	12/22/2036	495.0	458.3	482.7	0.24%
K’s Salon, LLC d/b/a K’s Salon	Personal and Laundry Services	Term Loan	Prime plus 2.75%	12/20/2021	73.6	46.4	46.5	0.02%
15 Frederick Place LLC & Pioneer Windows Holdings Inc & Subs dba Pion	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	12/16/2021	250.0	156.3	157.9	0.08%
M & H Pinestraw, Inc. and Harris L. Maloy	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	12/15/2021	238.3	149.8	151.2	0.07%
Taylor Transport, Inc	Truck Transportation	Term Loan	Prime plus 2.75%	12/8/2021	515.5	266.6	270.7	0.13%
City Sign Service, Incorporated	Electrical Equipment, Appliance, and Component Manufacturing	Term Loan	Prime plus 2.75%	11/30/2025	165.8	127.4	130.7	0.06%
Scent-Sation, Inc. d/b/a Scent-Sation, Inc.	Textile Product Mills	Term Loan	Prime plus 2.75%	11/21/2021	337.5	244.5	248.3	0.12%
Thomas P. Scoville dba Scoville Plumbing & Heating, Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	11/16/2021	62.5	38.7	39.3	0.02%
MRM Supermarkets, Inc. dba Constantin’s Breads	Food Manufacturing	Term Loan	Prime plus 2.75%	11/10/2021	137.5	85.5	86.5	0.04%
K9 Bytes, Inc & Epazz, Inc dba K9 Bytes, Inc	Publishing Industries (except Internet)	Term Loan	Prime plus 2.75%	10/26/2021	58.8	37.3	37.5	0.02%
28 Cornelia Street Properties, LLC and Zouk, Ltd. dba Palma	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	10/25/2021	22.5	13.8	14.0	0.01%
Robert E. Caves, Sr. and American Plank dba Caves Enterprises	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	9/30/2021	302.5	180.3	183.0	0.09%
PTK, Incorporated dba Night N Day 24 HR Convenience Store	Food and Beverage Stores	Term Loan	Prime plus 2.75%	9/30/2036	137.5	124.5	130.9	0.06%
39581 Garfield, LLC and Tri County Neurological Associates, P.C.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/30/2036	83.3	75.2	79.0	0.04%
39581 Garfield, LLC and Tricounty Neurological Associates, P.C.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/30/2036	28.5	25.6	26.8	0.01%
Big Apple Entertainment Partners, LLC dba Ripley’s Believe it or Not	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/28/2021	1,070.0	641.7	643.8	0.31%
Polymer Sciences, Inc. dba Polymer Sciences, Inc.	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	9/28/2036	422.6	382.5	402.6	0.20%
Equity National Capital LLC & Chadbourne Road Capital, LLC	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	9/26/2021	62.5	37.9	38.1	0.02%
Bryan Bantry Inc.	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	9/8/2021	400.0	161.3	161.8	0.08%
SBR Technologies d/b/a Color Graphics	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/31/2021	806.2	473.6	480.3	0.23%
Michael S. Decker & Janet Decker dba The Hen House Cafe	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/30/2036	16.4	14.9	15.6	0.01%
Trademark Equipment Company Inc and David A. Daniel	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	8/19/2036	133.6	120.6	126.7	0.06%
Qycell Corporation	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	8/19/2021	187.5	105.8	106.5	0.05%
A & A Auto Care, LLC d/b/a A & A Auto Care, LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	8/12/2036	101.0	91.4	96.1	0.05%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
JUNE 30, 2016 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Valiev Ballet Academy, Inc	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	8/12/2036	$91.5	$38.3	$40.3	0.02%
LaHoBa, LLC d/b/a Papa John’s	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/3/2036	77.5	69.5	73.2	0.04%
Kelly Chon LLC dba Shi-Golf	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	7/29/2021	17.5	7.5	7.6	—%
MTV Bowl, Inc. dba Legend Lanes	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/30/2036	248.5	223.7	234.5	0.11%
Lisle Lincoln II Limited Partnership dba Lisle Lanes LP	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/29/2036	338.1	316.1	332.1	0.16%
Lavertue Properties LLP dba Lavertue Properties	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	6/29/2036	44.8	40.3	42.4	0.02%
Pierce Developments, Inc. dba Southside Granite	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	6/13/2036	256.1	230.3	241.2	0.12%
Major Queens Body & Fender Corp	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/10/2021	28.6	16.5	16.7	0.01%
J&K Fitness, LLC dba Physiques Womens Fitness Center	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/8/2036	449.3	407.6	428.2	0.21%
Peanut Butter & Co., Inc. d/b/a Peanut Butter & Co.	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	6/3/2021	65.5	36.7	36.8	0.02%
Demand Printing Solutions, Inc. and MLM Enterprises, LLC d/b/a Demand	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	5/27/2021	16.5	9.4	9.5	—%
Modern on the Mile, LLC dba Ligne Roset	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	5/25/2021	212.5	120.7	121.2	0.06%
Music Mountain Water Company, LLC	Beverage and Tobacco Product Manufacturing	Term Loan	Prime plus 2.75%	4/25/2036	138.1	123.0	129.5	0.06%
Profile Performance, Inc. and Eidak Real Estate, L.L.C.	Repair and Maintenance	Term Loan	Prime plus 2.75%	4/20/2036	127.5	114.2	120.1	0.06%
Northwind Outdoor Recreation, Inc. dba Red Rock Wilderness Store	Nonstore Retailers	Term Loan	Prime plus 2.75%	4/18/2036	129.5	117.7	123.9	0.06%
Michael S. Korfe dba North Valley Auto Repair	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/24/2036	15.5	13.8	14.5	0.01%
Actknowledge, Inc dba Actknowledge	Personal and Laundry Services	Term Loan	Prime plus 2.75%	3/21/2021	57.3	31.9	32.3	0.02%
Food & Beverage Associates Of N.J. Inc	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/11/2021	10.0	5.0	5.0	—%
Key Products I&II, Inc. dba Dunkin’ Donuts/Baskin-Robbins	Food and Beverage Stores	Term Loan	Prime plus 2.75%	3/10/2021	153.0	85.2	85.6	0.04%
Stephen Frank, Patricia Frank and Suds Express LLC dba Frank Chiropra	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	2/25/2023	63.0	38.6	39.4	0.02%
SuzyQue’s LLC dba Suzy Que’s	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/11/2036	61.0	54.5	57.3	0.03%
Little People’s Village, LLC dba Little People’s Village	Social Assistance	Term Loan	Prime plus 2.75%	1/31/2036	31.1	27.6	29.1	0.01%
Seagate Group Holdings, Inc. dba Seagate Logistics, Inc.	Support Activities for Transportation	Term Loan	Prime plus 2.75%	1/28/2036	113.4	100.8	106.0	0.05%
Metro Used Cars Inc. dba Metro Auto Center	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	1/14/2027	117.6	89.7	92.2	0.05%
Patrageous Enterprises, LLC dba Incredibly Edible Delites of Laurel	Food and Beverage Stores	Term Loan	Prime plus 2.75%	12/29/2020	7.6	3.7	3.7	—%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
JUNE 30, 2016 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Shree OM Lodging, LLC dba Royal Inn	Accommodation	Term Loan	Prime plus 2.75%	12/17/2035	$27.7	$24.6	$25.8	0.01%
Lodin Medical Imaging, LLC dba Watson Imaging Center	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/1/2020	66.4	34.0	34.5	0.02%
Robert F. Schuler and Lori A. Schuler dba Bob’s Service Center	Repair and Maintenance	Term Loan	Prime plus 2.75%	11/30/2035	34.0	30.1	31.7	0.02%
Any Garment Cleaner-East Brunswick, Inc dba Any Garment Cleaner	Personal and Laundry Services	Term Loan	Prime plus 2.75%	11/18/2020	42.5	18.4	18.6	0.01%
West Cobb Enterprises, Inc and Advanced Eye Associates, L.L.C.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	11/12/2035	148.7	131.7	138.4	0.07%
Lincoln Park Physical Therapy	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	10/20/2020	43.5	22.2	22.5	0.01%
Jade Automotive d/b/a Sears Hometown Store	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	10/6/2035	146.6	130.1	136.9	0.07%
Wise Forklift Inc	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	10/1/2020	296.9	147.6	149.6	0.07%
Elan Realty, LLC and Albert Basse Asociates, Inc.	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	9/30/2035	228.2	201.3	211.8	0.10%
K9 Bytes, Inc & Epazz, Inc	Publishing Industries (except Internet)	Term Loan	Prime plus 2.75%	9/30/2020	18.5	9.7	9.7	—%
Success Express, Inc. dba Success Express	Couriers and Messengers	Term Loan	Prime plus 2.75%	9/29/2020	91.8	45.9	46.2	0.02%
Modern Manhattan, LLC	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	9/20/2020	204.0	103.1	103.9	0.05%
Dirk’s Trucking, L.L.C. dba Dirk’s Trucking	Truck Transportation	Term Loan	Prime plus 2.75%	9/17/2020	17.7	8.8	8.9	—%
Newsome Trucking Inc and Kevin Newsome	Truck Transportation	Term Loan	Prime plus 2.75%	9/2/2035	423.1	211.3	221.9	0.11%
California College of Communications, Inc.	Educational Services	Term Loan	Prime plus 2.75%	11/2/2020	172.5	88.6	89.3	0.04%
Rudy & Louise Chavez dba Clyde’s Auto and Furniture Upholstery	Repair and Maintenance	Term Loan	Prime plus 2.75%	9/2/2035	50.1	44.1	46.4	0.02%
DDLK Investments LLC d/b/a Smoothie King	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/30/2020	7.5	3.1	3.1	—%
Kino Oil of Texas, LLC dba Kino Oil	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	8/27/2020	60.0	29.5	29.9	0.01%
Kino Oil of Texas LLC dba Kino Company and B&D Oil	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	8/27/2035	12.0	10.4	10.9	0.01%
Planet Verte, LLC d/b/a Audio Unlimited	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/20/2020	40.0	20.0	20.1	0.01%
Members Only Software	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/30/2020	40.3	19.7	19.9	0.01%
New Life Holdings, LLC and Certified Collision Services, Inc.	Repair and Maintenance	Term Loan	Prime plus 2.75%	7/29/2035	76.2	66.1	69.4	0.03%
ActKnowledge, Inc dba ActKnowledge	Personal and Laundry Services	Term Loan	Prime plus 2.75%	6/30/2020	50.0	24.0	24.3	0.01%
I-90 RV & Auto Supercenter	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	6/29/2035	74.9	65.5	68.9	0.03%
WeaverVentures, Inc dba The UPS Store	Postal Service	Term Loan	Prime plus 2.75%	7/28/2020	23.8	11.6	11.7	0.01%
Zouk, Ltd. dba Palma	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/25/2020	27.5	13.6	13.8	0.01%
CJ Park Inc. dba Kidville Midtown West	Educational Services	Term Loan	Prime plus 2.75%	6/25/2020	26.4	10.0	10.1	—%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
JUNE 30, 2016 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Tanner Optical Inc. dba Murphy Eye Care	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/31/2018	$94.6	$82.9	$83.2	0.04%
M & H Pine Straw, Inc. and Harris Maloy	Support Activities for Agriculture and Forestry	Term Loan	Prime plus 2.75%	7/10/2020	67.5	32.7	33.0	0.02%
Excel RP, Inc./Kevin and Joann Foley	Machinery Manufacturing	Term Loan	Prime plus 2.75%	7/8/2028	50.0	39.0	40.3	0.02%
ValleyStar, Inc. dba BrightStar Healthcare	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/28/2020	7.5	3.6	3.6	—%
ValleyStar, Inc. dba BrightStar HealthCare	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/28/2020	0.6	2.9	2.9	—%
Diag, LLC dba Kidville	Educational Services	Term Loan	Prime plus 2.75%	6/21/2020	37.5	17.5	17.6	0.01%
M & H Pine Straw, Inc and Harris L. Maloy	Support Activities for Agriculture and Forestry	Term Loan	6%	4/30/2020	183.3	67.2	67.9	0.03%
New Economic Methods LLC dba Rita’s	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/15/2020	24.8	0.8	0.8	—%
Cocoa Beach Parasail Corp. dba Cocoa Beach Parasail	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	4/26/2020	6.3	2.9	2.9	—%
Vortex Automotive LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/5/2035	76.6	66.8	70.1	0.03%
ATC Fitness LLC dba Around the Clock Fitness	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	2/28/2019	15.0	5.4	5.5	—%
Lahoba, LLC dba Papa John’s Pizza	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/30/2034	42.5	36.8	38.7	0.02%
Animal Intrusion Prevention Systems Holding Company, LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	3/29/2024	126.5	81.8	83.8	0.04%
Music Mountain Water Company, LLC dba Music Mountain Water Co.	Beverage and Tobacco Product Manufacturing	Term Loan	Prime plus 2.75%	12/29/2019	185.4	79.1	80.0	0.04%
CMA Consulting dba Construction Management Associates	Construction of Buildings	Term Loan	Prime plus 2.75%	12/11/2019	58.5	22.5	22.7	0.01%
David A. Nusblatt, D.M.D, P.C.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/11/2019	9.0	3.8	3.8	—%
KMC RE, LLC & B&B Kennels	Personal and Laundry Services	Term Loan	Prime plus 2.75%	11/19/2034	58.3	50.3	52.9	0.03%
Demand Printing Solutions, Inc.	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	12/12/2019	10.0	4.2	4.2	—%
Planet Verte, LLC dba Audio Unlimited of Oceanside	Administrative and Support Services	Term Loan	Prime plus 2.75%	11/28/2019	57.0	23.5	23.7	0.01%
Demand Printing Solutions, Inc	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	10/29/2034	147.5	126.8	133.3	0.07%
Supreme Screw Products	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	4/17/2019	308.2	104.9	106.0	0.05%
Gray Tree Service, Inc.	Administrative and Support Services	Term Loan	Prime plus 2.75%	12/18/2018	50.0	14.9	15.0	0.01%
Envy Salon & Spa LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	12/4/2018	20.3	6.0	6.1	—%
Gourmet to You, Inc.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/28/2019	12.1	3.8	3.8	—%
The Alba Financial Group, Inc.	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	6%	1/10/2019	22.5	13.2	13.3	0.01%
Grapevine Professional Services, Inc.	Administrative and Support Services	Term Loan	Prime plus 2.75%	1/22/2019	8.2	2.5	2.5	—%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
JUNE 30, 2016 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Inflate World Corporation	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/30/2018	$7.5	$1.6	$1.7	—%
Peter Thomas Roth Labs LL	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	9/26/2018	425.0	118.1	119.0	0.06%
Dream Envy, Ltd. d/b/a Massage Envy	Personal and Laundry Services	Term Loan	Prime plus 2.75%	11/9/2018	88.0	25.6	25.8	0.01%
Seven Stars Enterprises, Inc. dba Atlanta Bread Company	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/30/2018	86.3	22.4	22.6	0.01%
CBA D&A Pope, LLC dba Christian Brothers Automotive	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/14/2018	144.9	37.3	37.6	0.02%
Gilbert Chiropractic Clinic, Inc.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/7/2018	22.5	5.6	5.7	—%
D & D’s Divine Beauty School of Esther, LLC	Educational Services	Term Loan	6%	8/1/2031	57.7	52.4	54.7	0.03%
Daniel S. Fitzpatrick dba Danny’s Mobile Appearance Reconditioning Ser	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/29/2018	9.4	2.1	2.1	—%
Burks & Sons Development LLC dba Tropical Smoothie Cafe	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/22/2018	49.8	11.0	11.1	0.01%
Bliss Coffee and Wine Bar, LLC	Food Services and Drinking Places	Term Loan	6%	3/19/2018	87.5	70.6	71.1	0.03%
Zog Inc.	Other Information Services	Term Loan	6%	3/17/2018	97.5	68.3	68.7	0.03%
Saan M.Saelee dba Saelee’s Delivery Service	Truck Transportation	Term Loan	Prime plus 2.75%	3/12/2018	9.8	2.1	2.1	—%
A & A Acquisition, Inc. dba A & A International	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	2/15/2018	100.0	20.9	21.0	0.01%
Enewhere Custom Canvas, LLC	Textile Product Mills	Term Loan	Prime plus 2.75%	2/15/2018	12.0	2.6	2.6	—%
All American Printing	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	10/26/2032	69.8	37.9	39.7	0.02%
Seo’s Paradise Cleaners, Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	1/19/2018	9.8	1.3	1.3	—%
Margab, Inc. dba Smoothie King	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/28/2017	44.0	8.4	8.5	—%
RCB Enterprises, Inc.	Administrative and Support Services	Term Loan	Prime plus 2.75%	12/18/2017	21.2	5.0	5.0	—%
Timothy S. Strange dba Strange’s Mobile Apperance Reconditioning Servi	Repair and Maintenance	Term Loan	Prime plus 2.75%	12/17/2017	8.4	1.2	1.3	—%
Parties By Pat, Inc. and Jose M. Martinez Jr.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/11/2017	93.1	17.4	17.5	0.01%
Tammy’s Bakery, Inc. dba Tammy’s Bakery	Food Manufacturing	Term Loan	Prime plus 2.75%	12/10/2017	71.8	14.3	14.4	0.01%
Maria C. Sathre and David N. Sathre dba Black Forest Liquor Store	Food and Beverage Stores	Term Loan	Prime plus 2.75%	11/28/2017	18.6	3.3	3.4	—%
MJ Mortgage & Tax Services, Inc.	Credit Intermediation and Related Activities	Term Loan	Prime plus 2.75%	11/14/2017	6.9	1.1	1.1	—%
Kings Laundry, LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	10/30/2017	64.5	11.3	11.3	0.01%
Quality Engraving Services Inc. and Ian M. Schnaitman	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	10/17/2017	15.0	2.6	2.6	—%
Flourishing Fruits, LLC dba Edible Arrangements	Food Manufacturing	Term Loan	Prime plus 2.75%	12/29/2017	21.1	1.3	1.3	—%
Louis B. Smith dba LAQ Funeral Coach	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	9/15/2017	12.6	2.0	2.0	—%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
JUNE 30, 2016 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Flint Batteries LLC dba Batteries Plus of Flint	General Merchandise Stores	Term Loan	Prime plus 2.75%	8/29/2017	$9.0	$1.1	$1.1	—%
1911 East Main Street Holdings, Corp	Repair and Maintenance	Term Loan	Prime plus 2.75%	5/18/2032	15.8	12.6	13.2	0.01%
Metano IBC Services, Inc. and Stone Brook Leasing, LLC	Rental and Leasing Services	Term Loan	Prime plus 2.75%	8/17/2017	315.0	41.4	41.6	0.02%
Mala Iyer, MD dba Child and Family Wellness Center	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	8/11/2017	50.0	8.0	8.0	—%
South Dade Restoration Corp. dba Servpro of Kendall/Pinecrest	Administrative and Support Services	Term Loan	Prime plus 2.75%	8/10/2016	61.8	0.9	0.9	—%
Twietmeyer Dentistry PA	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/30/2017	148.9	19.5	19.6	0.01%
Water Works Laundromat, LLC	Personal and Laundry Services	Term Loan	Prime plus 2.25%	9/7/2027	267.3	188.0	189.4	0.09%
L.C.N. Investments, L.L.C. dba Max Muscle Sports Nutrition	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	5/27/2017	12.8	1.5	1.6	—%
Dave Kris, and MDK Ram Corp.	Food and Beverage Stores	Term Loan	Prime plus 2.75%	2/5/2026	221.0	33.7	34.7	0.02%
No Thirst Software LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	4/26/2017	6.8	0.5	0.5	—%
Zeroln Media LLC,	Data Processing, Hosting, and Related Services	Term Loan	Prime plus 2.75%	4/25/2017	7.5	0.9	0.9	—%
CCIPTA, LLC	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	1/17/2017	47.0	0.8	0.8	—%
Gill Express Inc. dba American Eagle Truck Wash	Repair and Maintenance	Term Loan	Prime plus 2.75%	1/5/2027	286.9	193.9	200.2	0.10%
Spain Street LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/29/2017	63.0	1.9	1.9	—%
Kyoshi Enterprises, LLC	Educational Services	Term Loan	Prime plus 2.75%	12/29/2016	22.5	1.6	1.6	—%
Nora A. Palma and Julio O Villcas	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/27/2017	56.3	0.6	0.6	—%
Jojan, Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.25%	12/18/2031	204.8	38.6	39.0	0.02%
Contractors Pumping Service, Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	11/3/2016	9.9	0.2	0.2	—%
Smooth Grounds, Inc.	Food Services and Drinking Places	Term Loan	7.75%	10/11/2016	64.5	32.1	32.1	0.02%
Nelson Financial Services, LLC	Scenic and Sightseeing Transportation	Term Loan	Prime plus 2.75%	9/2/2016	57.0	0.4	0.4	—%
Fran-Car Corporation dba Horizon Landscape Management	Administrative and Support Services	Term Loan	Prime plus 2.75%	3/3/2028	407.8	167.6	173.5	0.08%
Head To Toe Personalized Pampering, Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	1/27/2031	52.0	9.2	9.6	—%
Maxwell Place, LLC	Nursing and Residential Care Facilities	Term Loan	6.5%	12/31/2018	1,076.8	776.4	783.1	0.38%
Christopher F. Bohon & Pamela D. Bohon	Social Assistance	Term Loan	Prime plus 2.75%	10/28/2026	14.2	3.4	3.5	—%
Shree Om Lodging, LLC dba Royal Inn	Accommodation	Term Loan	Prime plus 2.75%	5/2/2030	333.3	64.8	67.5	0.03%
Pedzik’s Pets, LLC	Support Activities for Agriculture and Forestry	Term Loan	Prime plus 2.75%	3/31/2030	53.5	9.2	9.6	—%
Nancy Carapelluci & A & M Seasonal Corner Inc.	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	3/1/2025	106.9	15.2	15.6	0.01%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
JUNE 30, 2016 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Moonlight Multi Media Production, Inc.	Other Information Services	Term Loan	5.3%	2/1/2025	$19.7	$3.6	$3.7	—%
McCallister Venture Group, LLC and Maw’s Vittles, Inc.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/30/2029	75.0	11.9	12.4	0.01%
Computer Renaissance dba Dante IT Services, Inc.	Electronics and Appliance Stores	Term Loan	Prime plus 3.75%	3/1/2018	100.0	2.2	2.2	—%
Chong Hun Im dba Kim’s Market	Food and Beverage Stores	Term Loan	Prime plus 2.5%	2/27/2024	80.0	9.9	10.1	—%
Whirlwind Car Wash, Inc.	Repair and Maintenance	Term Loan	Prime plus 2%	4/9/2029	333.3	65.7	65.3	0.03%
West Experience, Inc/West Mountain Equipment Rental, Inc/Ski West Lodge	Amusement, Gambling, and Recreation Industries	Term Loan	6%	6/5/2026	1,333.0	870.8	897.4	0.44%
Center-Mark Car Wash, Ltd	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	5/18/2024	221.3	29.3	30.0	0.01%
Shuttle Car Wash, Inc. dba Shuttle Car Wash	Repair and Maintenance	Term Loan	Prime plus 2.25%	11/10/2028	109.8	17.7	17.8	0.01%
Min Hui Lin	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/30/2028	134.3	18.0	18.6	0.01%
Delta Partners, LLC dba Delta Carwash	Repair and Maintenance	Term Loan	Prime plus 2.5%	4/5/2029	280.9	43.7	44.7	0.02%
Oz B. Zamir dba Zamir Marble & Granite	Specialty Trade Contractors	Term Loan	Prime plus 2.5%	8/6/2028	54.0	8.5	8.7	—%
Auto Sales, Inc.	Motor Vehicle and Parts Dealers	Term Loan	6%	8/17/2023	75.0	8.3	8.5	—%
B & J Manufacturing Corporation and Benson Realty Trust	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2%	3/30/2021	250.0	20.7	20.6	0.01%
RAB Services, Inc. & Professional Floor Installations	Specialty Trade Contractors	Term Loan	Prime plus 2.5%	1/31/2023	62.5	7.5	7.6	—%
Taste of Inverness, Inc. dba China Garden	Food Services and Drinking Places	Term Loan	Prime plus 2%	6/29/2025	73.8	9.2	9.1	—%
Ralph Werner dba Werner Transmissions	Gasoline Stations	Term Loan	Prime plus 2.75%	12/29/2021	26.6	2.5	2.6	—%
M. Krishna, Inc. dba Super 8 Motel	Accommodation	Term Loan	Prime plus 2%	3/20/2025	250.0	9.9	9.8	—%
Robin C. & Charles E. Taylor & Brigantine Aquatic Center LLC	Amusement, Gambling, and Recreation Industries	Term Loan	6%	9/14/2023	185.8	32.2	33.0	0.02%
OrthoQuest, P.C.	Ambulatory Health Care Services	Term Loan	Prime plus 2%	3/12/2022	56.8	4.7	4.7	—%
CPN Motel, L.L.C. dba American Motor Lodge	Accommodation	Term Loan	Prime plus 2.25%	4/30/2024	379.0	32.4	32.6	0.02%
Track Side Collision & Tire, Inc.	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	6/16/2025	44.8	5.1	5.2	—%
Duttakrupa, LLC dba Birmingham Motor Court	Accommodation	Term Loan	Prime plus 2.25%	9/8/2023	98.8	12.9	13.0	0.01%
Deesha Corporation, Inc. dba Best Inn & Suites	Accommodation	Term Loan	Prime plus 2.25%	2/14/2025	250.0	28.7	28.9	0.01%
Maruti, Inc	Accommodation	Term Loan	Prime plus 2.25%	11/25/2024	220.0	26.7	26.8	0.01%
Willington Hills Equestrian Center LLC	Animal Production and Aquaculture	Term Loan	Prime plus 2.75%	10/19/2022	85.0	13.0	13.3	0.01%
LABH, Inc. t/a Ramada Ltd.	Accommodation	Term Loan	Prime plus 2.25%	9/27/2024	555.0	42.9	43.1	0.02%
Randall D. & Patricia D. Casaburi dba Pat’s Pizzazz	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	3/13/2023	68.8	7.5	7.6	—%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
JUNE 30, 2016 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Gain Laxmi, Inc. dba Super 8 Motel	Accommodation	Term Loan	Prime plus 2.25%	5/31/2023	$202.5	$21.3	$21.4	0.01%
Naseeb Corporation	Accommodation	Term Loan	Prime plus 2.25%	3/31/2024	402.5	31.5	31.7	0.02%
Stillwell Ave Prep School	Social Assistance	Term Loan	Prime plus 2.75%	1/14/2023	72.0	6.8	6.9	—%
Karis, Inc.	Accommodation	Term Loan	Prime plus 2%	12/22/2023	148.8	14.2	14.2	0.01%
Five Corners, Ltd.	Gasoline Stations	Term Loan	Prime plus 2.75%	12/11/2019	85.0	5.4	5.5	—%
Alyssa Corp dba Knights Inn	Accommodation	Term Loan	Prime plus 2.25%	9/30/2023	350.0	43.2	43.4	0.02%
Bhailal Patel dba New Falls Motel	Accommodation	Term Loan	Prime plus 2.75%	3/27/2023	100.0	4.1	4.2	—%
Pegasus Automotive, Inc.	Gasoline Stations	Term Loan	Prime plus 2.75%	12/23/2022	112.5	11.7	11.9	0.01%
Delyannis Iron Works	Fabricated Metal Product Manufacturing	Term Loan	6%	12/8/2022	16.0	1.2	1.2	—%
P. Agrino, Inc. dba Andover Diner	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/18/2021	150.0	10.4	10.6	0.01%
Golden Elevator Co., Inc.	Support Activities for Agriculture and Forestry	Term Loan	Prime plus 2.75%	1/31/2022	50.0	1.1	1.1	—%
RJS Service Corporation	Gasoline Stations	Term Loan	Prime plus 2.75%	8/20/2021	79.0	6.8	6.9	—%
Chez Rurene Bakery	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/20/2017	150.0	20.0	20.0	0.01%
Total Performing SBA Unguaranteed Investments					$203,715.6	$176,568.6	$173,297.4	84.77%
Non-Performing SBA Unguaranteed Investments(3)
* 214 North Franklin, LLC and Winter Ventures, Inc.	Nonstore Retailers	Term Loan	6%	11/29/2037	133.4	133.5	62.0	0.03%
* A + Quality Home Health Care, Inc.	Ambulatory Health Care Services	Term Loan	6%	8/1/2016	1.3	1.3	1.3	—%
Almeria Marketing 1, Inc.	Personal and Laundry Services	Term Loan	7.75%	10/15/2015	4.5	4.5	4.2	—%
* AUM Estates, LLC and Sculpted Figures Plastic Surgery Inc.	Ambulatory Health Care Services	Term Loan	6%	3/14/2038	305.3	305.7	29.6	0.01%
* AWA Fabrication & Construction, L.L.C.	Fabricated Metal Product Manufacturing	Term Loan	6%	4/30/2025	34.7	34.8	21.3	0.01%
* B&B Fitness and Barbell, Inc. dba Elevations Health Club	Amusement, Gambling, and Recreation Industries	Term Loan	6%	6/22/2035	216.2	216.5	134.2	0.07%
* Baker Sales, Inc. d/b/a Baker Sales, Inc.	Nonstore Retailers	Term Loan	6%	3/29/2036	177.0	177.4	97.5	0.05%
* Barnum Printing & Publishing, Co.	Printing and Related Support Activities	Term Loan	6%	7/29/2015	2.6	2.6	—	—%
* BCD Enterprises, LLC dba Progressive Tool and Nutmeg Tool	Fabricated Metal Product Manufacturing	Term Loan	6%	6/22/2026	290.2	290.9	—	—%
Bwms Management, LLC	Food Services and Drinking Places	Term Loan	6%	7/7/2027	71.7	71.8	62.0	0.03%
* Al-Mustafa Enterprise, Inc. and Al-Mustafa Enterprise Inc	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	9/18/2040	133.7	133.8	122.9	0.06%
* Chickamauga Properties, Inc., MSW Enterprises, LLP	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/22/2035	169.2	169.4	160.4	0.08%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
JUNE 30, 2016 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
* Chickamauga Properties, Inc., MSW Enterprises, LLP	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/22/2035	$66.6	$66.7	$51.1	0.02%
* Chickamauga Properties, Inc. and MSW Enterprises, LLP	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	10/19/2022	43.4	43.5	—	—%
* Custom Software, Inc. a Colorado Corporation dba M-33 Access	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/17/2021	288.5	289.2	278.9	0.14%
* Custom Software, Inc. a Colorado Corporation dba M-33 Access	Broadcasting (except Internet)	Term Loan	Prime plus 2.75%	4/30/2022	94.1	94.3	91.0	0.04%
* Danjam Enterprises, LLC dba Ariel Dental Care	Ambulatory Health Care Services	Term Loan	6%	3/31/2035	180.5	180.7	174.3	0.09%
* Danjam Enterprises, LLC dba Ariel Dental Care	Ambulatory Health Care Services	Term Loan	6%	3/29/2023	64.7	64.8	51.0	0.02%
* Danjam Enterprises, LLC dba Ariel Dental Care	Ambulatory Health Care Services	Term Loan	6%	3/30/2021	2.3	2.3	—	—%
DC Realty, LLC dba FOGO Data Centers	Professional, Scientific, and Technical Services	Term Loan	6%	3/23/2037	677.0	678.6	597.6	0.29%
DC Realty, LLC dba FOGO Data Centers	Professional, Scientific, and Technical Services	Term Loan	6.25%	3/23/2022	186.0	186.4	171.0	0.08%
* Dean 1021 LLC dba Pure Pita	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/29/2025	69.2	69.4	1.8	—%
* Dill Street Bar and Grill Inc and WO Entertainment, Inc	Food Services and Drinking Places	Term Loan	6%	9/27/2027	78.2	78.4	1.1	—%
Dixie Transport, Inc. & Johnny D. Brown & Jimmy Brown & Maudain Brown	Support Activities for Transportation	Term Loan	5.25%	12/28/2035	138.8	139.0	88.0	0.04%
* DocMagnet Inc	Professional, Scientific, and Technical Services	Term Loan	6%	1/23/2025	13.9	13.9	4.7	—%
* Dr. Francis E. Anders, DVM	Professional, Scientific, and Technical Services	Term Loan	6%	8/9/2015	1.6	1.6	1.5	—%
E.W. Ventures, Inc. dba Swift Cleaners & Laundry	Personal and Laundry Services	Term Loan	0%	4/18/2017	90.3	90.5	6.8	—%
* Elite Treats Enterprises, Inc. dba Rochelle Dairy Queen	Food Services and Drinking Places	Term Loan	6%	1/24/2032	49.0	49.0	7.2	—%
* Europlast Ltd	Plastics and Rubber Products Manufacturing	Term Loan	6%	9/26/2022	320.8	321.6	41.5	0.02%
* Europlast Ltd	Plastics and Rubber Products Manufacturing	Term Loan	6%	5/31/2023	155.2	155.6	114.5	0.06%
Event Mecca LLC	Other Information Services	Term Loan	6%	4/10/2023	12.7	12.7	9.0	—%
* EZ Towing, Inc.	Support Activities for Transportation	Term Loan	6%	1/31/2023	123.2	123.5	111.4	0.05%
* Gator Communications Group LLC dba Harvard Printing Group	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	8/31/2021	340.4	341.3	323.2	0.16%
* Gator Communications Group LLC dba Harvard Printing Group	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	3/30/2022	316.5	317.3	300.5	0.15%
* Gator Communications Group LLC dba Harvard Printing Group	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	4/25/2022	157.4	157.8	26.7	0.01%
* Gator Communications Group, LLC dba Harvard Printing Group	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	3/27/2023	13.3	13.3	—	—%
Goetzke Chiropractic, Inc.	Ambulatory Health Care Services	Term Loan	6%	10/25/2017	2.8	2.8	2.6	—%
Gotta Dance Studio, Inc. dba Gotta Dance Studio Academy of Performing	Educational Services	Term Loan	6%	11/16/2016	3.7	3.7	3.6	—%
* Grand Manor Realty, Inc. & Kevin LaRoe	Real Estate	Term Loan	6%	2/20/2023	18.9	19.0	18.3	0.01%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
JUNE 30, 2016 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Groundworks Unlimited LLC	Specialty Trade Contractors	Term Loan	6%	12/17/2023	$79.3	$79.4	$72.7	0.04%
* Gurtej Singh and Ranjit Kaur dba Food Fair Market	Food and Beverage Stores	Term Loan	Prime plus 2.75%	3/18/2025	21.2	21.2	2.0	—%
Guzman Group, LLC	Rental and Leasing Services	Term Loan	6%	1/30/2016	192.9	193.4	191.9	0.09%
* Hamer Road Auto Salvage, LLC and Scott T. Cook and Nikki J. Cook	Motor Vehicle and Parts Dealers	Term Loan	6%	8/8/2039	185.7	186.2	182.8	0.09%
* Harrelson Materials Management, Inc	Waste Management and Remediation Services	Term Loan	6%	6/24/2021	464.5	465.7	37.3	0.02%
* Home Again Restaurant LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/30/2040	58.7	58.8	54.7	0.03%
* Hybrid Racing LLC.	Transportation Equipment Manufacturing	Term Loan	6%	5/15/2023	73.4	73.6	5.5	—%
Integrity Sports Group, LLC	Performing Arts, Spectator Sports, and Related Industries	Term Loan	6%	3/6/2018	8.6	8.6	7.8	—%
Island Nautical Enterprises, Inc. (OC) and Ingwall Holdings, LLC (EPC)	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	8/14/2038	305.5	306.2	244.2	0.12%
* J Olson Enterprises LLC and Olson Trucking Direct, Inc.	Truck Transportation	Term Loan	6%	6/28/2025	647.5	649.1	271.1	0.13%
* Jenny’s Wunderland, Inc.	Social Assistance	Term Loan	6%	6/29/2036	149.7	150.1	75.5	0.04%
* Karykion, Corporation dba Karykion Corporation	Professional, Scientific, and Technical Services	Term Loan	6%	6/28/2022	144.4	144.8	134.6	0.07%
* Krishna of Orangeburg, Inc.	Accommodation	Term Loan	6%	2/20/2032	10.3	10.3	5.7	—%
* Las Torres Development LLC dba Houston Event Centers	Real Estate	Term Loan	6%	8/27/2028	51.0	51.0	6.3	—%
* Lucil Chhor dba Baja Fresh #159	Food Services and Drinking Places	Term Loan	6%	12/28/2022	30.0	30.0	—	—%
* Milliken and Milliken, Inc. dba Milliken Wholesale Distribution	Merchant Wholesalers, Durable Goods	Term Loan	6%	6/10/2036	152.8	152.9	118.8	0.06%
* Mojo Brands Media, LLC	Broadcasting (except Internet)	Term Loan	6%	8/28/2023	725.6	727.5	396.4	0.19%
* Morris Glass and Construction	Specialty Trade Contractors	Term Loan	6%	3/7/2021	44.8	44.8	3.0	—%
* New Paltz Dental Care, PLLC dba Ariel Dental Care	Ambulatory Health Care Services	Term Loan	6%	6/19/2025	97.3	97.5	—	—%
* Opes Campitor Corporation dba Frux Documents	Professional, Scientific, and Technical Services	Term Loan	6%	5/20/2025	15.9	15.9	4.6	—%
* Our Two Daughters L.L.C. dba Washington’s Restaurant	Food Services and Drinking Places	Term Loan	6%	6/18/2026	169.8	170.3	22.9	0.01%
* E & I Holdings, LP & PA Farm Products, LLC	Food Manufacturing	Term Loan	6%	4/30/2030	1,234.0	1,237.1	506.7	0.25%
* Parth Dev, Ltd dba Amerihost Inn Hotel-Kenton	Accommodation	Term Loan	5.25%	10/3/2028	38.3	38.3	12.4	0.01%
* Professional Systems, LLC and Professional Cleaning	Administrative and Support Services	Term Loan	6%	8/26/2024	132.0	132.1	10.4	0.01%
Pure Water Innovations, LLC	Ambulatory Health Care Services	Term Loan	6%	9/6/2016	0.1	0.1	0.1	—%
* Route 130 SCPI Holdings LLC (EPC) Route 130 SCPI Operations LLC (OC)	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/30/2039	535.1	536.4	360.5	0.18%
* Sheikh M Tariq dba Selbyville Foodrite	Gasoline Stations	Term Loan	6%	3/13/2023	21.2	21.2	0.1	—%
Shivsakti, LLC dba Knights Inn	Accommodation	Term Loan	Prime plus 2.75%	12/20/2032	69.7	69.9	62.2	0.03%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
JUNE 30, 2016 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
* Signs of Fortune, LLC dba FastSigns	Miscellaneous Manufacturing	Term Loan	Prime plus 2.5%	4/3/2023	$227.2	$227.8	$—	—%
* STK Ventures Inc dba JP Dock Service & Supply	Specialty Trade Contractors	Term Loan	6%	5/9/2037	31.6	31.6	6.7	—%
Stokes Floor Covering Company Inc. and Robert E. Rainey, Jr.	Furniture and Home Furnishings Stores	Term Loan	6%	12/29/2035	106.8	106.9	93.9	0.05%
* Stormwise South Florida dba Stormwise Shutters	Specialty Trade Contractors	Term Loan	6%	11/7/2036	405.7	406.7	335.2	0.16%
* Stormwise South Florida dba Stormwise Shutters	Specialty Trade Contractors	Term Loan	6%	11/7/2036	200.2	200.7	—	—%
* Summit Treatment Services Inc	Social Assistance	Term Loan	6%	3/11/2025	21.8	21.8	—	—%
* Summit Treatment Services, Inc. dba Summit Treatment Services	Social Assistance	Term Loan	6%	11/30/2037	129.3	129.6	111.1	0.05%
* David M. Goens dba Superior Auto Paint & Body, Inc.	Repair and Maintenance	Term Loan	6%	8/26/2024	15.7	15.7	15.1	0.01%
* Tequila Beaches, LLC dba Fresco Restaurant	Food Services and Drinking Places	Term Loan	6%	9/16/2021	0.5	0.5	—	—%
The Lucky Coyote, LLC	Miscellaneous Manufacturing	Term Loan	6%	5/8/2017	8.2	8.3	8.2	—%
* Sunmar, Inc. dba Creative Cooking	Food Services and Drinking Places	Term Loan	6%	8/19/2035	47.1	47.2	44.7	0.02%
* Will Zac Management LLC dba Papa John’s	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/19/2024	42.4	42.5	39.6	0.02%
* Winter Ventures Inc and 214 N Franklin LLC	Nonstore Retailers	Term Loan	Prime plus 2.75%	4/29/2024	56.5	56.6	—	—%
* Winter Ventures Inc dba Qualitybargainbooks and Qualitybargainmall	Nonstore Retailers	Term Loan	6%	12/23/2024	149.1	149.3	—	—%
* Winter Ventures Inc dba Qualitybargainbooks and Qualitybargainmall	Nonstore Retailers	Term Loan	6%	4/3/2029	134.4	134.5	—	—%
Total Non-Performing SBA Unguaranteed Investments					$12,284.6	$12,311.2	$6,617.4	3.24%
Total SBA Unguaranteed Investments					$216,000.2	$188,879.8	$179,914.8	88.01%
Performing SBA Guaranteed Investments(4)
Jumbomarkets Inc.	Food and Beverage Stores	Term Loan	Prime plus 2.75%	6/24/2026	200.0	150.0	167.0	0.08%
Edge Pest Control LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	6/27/2026	3,000.0	2,250.0	2,495.8	1.22%
E&P Holdings 1, LLC	Nonmetallic Mineral Product Manufacturing	Term Loan	Prime plus 2.75%	6/28/2026	500.0	375.0	417.7	0.20%
Castone Creations Inc.	Nonmetallic Mineral Product Manufacturing	Term Loan	Prime plus 2.75%	6/29/2026	350.0	262.5	292.4	0.14%
O D S, Inc.	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/29/2026	1,400.0	1,260.0	1,401.2	0.69%
Hartford Cardiology Group, LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/30/2026	1,930.0	1,447.5	1,607.8	0.79%
Martin Inventory Management, LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	6/30/2026	423.0	317.3	353.3	0.17%
VMA Technologies LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/30/2026	150.0	127.5	142.8	0.07%
P.L.H. Pharmaco, Inc. dba Farmacia San Jose	Health and Personal Care Stores	Term Loan	Prime plus 2.75%	6/30/2026	700.0	525.0	584.7	0.29%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
JUNE 30, 2016 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
La Nopalera Mexicano 2, Inc.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/29/2026	$375.2	$281.4	$313.3	0.15%
Doxa Deo Inc. Luv 2 Play	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	2/28/2026	228.0	171.0	190.5	0.09%
PennyLion LLC dba Creamistry	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/25/2026	225.0	168.8	187.9	0.09%
AVF Construction	Construction of Buildings	Term Loan	Prime plus 2.75%	5/27/2041	354.0	265.5	300.0	0.15%
Refoleen Inc. dba Spice & Tea Exchange	Food and Beverage Stores	Term Loan	Prime plus 2.75%	6/10/2026	185.0	138.8	154.5	0.08%
Shooting Sports Academy LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/23/2041	415.0	311.3	351.0	0.17%
Nevey’s LLC dba Stark Food III	Food and Beverage Stores	Term Loan	Prime plus 2.75%	6/30/2041	638.5	478.9	540.6	0.26%
Desert Tacos	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/30/2026	147.2	110.4	122.9	0.06%
Total SBA Guaranteed Performing Investments					$11,220.9	$8,640.9	$9,623.4	4.71%
Total SBA Unguaranteed and Guaranteed Investments					$227,221.1	$197,520.7	$189,538.2	92.72%
Controlled Investments(5)
Advanced Cyber Security Systems, LLC(6),(15)	Data processing, hosting and related services.	50% Membership Interest	—%	—	—	—	—	—%
		Term Loan	3%	December 2014	1,120.0	381.0	—	—%
* Automated Merchant Services, Inc.(7),(15)	Data processing, hosting and related services.	100% Common Stock	—%	—	—	—	—	—%
CDS Business Services, Inc.(8)	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	100% Common Stock	—%	—	—	4,428.0	700.0	0.34%
		Line of Credit	Prime plus 2.5%	August 2018	1,870.0	1,870.0	1,870.0
CrystalTech Web Hosting, Inc.(11)	Data processing, hosting and related services.	100% Common Stock	—%	—	—	8,764.0	21,413.9	10.48%
Exponential Business Development Co. Inc.(15)	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	100% Common Stock	—%	—	—	—	—	—%
* Fortress Data Management, LLC(15)	Data processing, hosting and related services.	100% Membership Interest	—%	—	—	—	—	—%
Newtek Insurance Agency, LLC(12),(15)	Insurance Carriers and Related Activities	100% Membership Interest	—%	—	—	—	2,500.0	1.22%
PMTWorks Payroll, LLC(9)	Data processing, hosting and related services.	90% Membership Interest	—%	—	—	700.1	1,020.0	0.50%
		Term Loan	10% – 12%	Various maturities through May 2018	1,685.0	1,685.0	1,185.0	0.58%
Secure CyberGateway Services, LLC(10),(15)	Data processing, hosting and related services.	66.7% Membership Interest	—%	—	—	—	—	—%
		Term Loan	7%	December 2016	2,400.0	600.0	598.0	0.29%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
JUNE 30, 2016 (UNAUDITED)
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Small Business Lending, LLC(12),(15)	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	100% Membership Interest	—%	—	$—	$—	$4,500.0	2.20%
* Summit Systems and Designs, LLC(13),(15)	Data processing, hosting and related services.	100% Membership Interest	—%	—	—	—	—	—%
ADR Partners, LLC dba banc-serv Partners, LLC(14)	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	100% Membership Interest	—%	—	—	5,400.0	5,400.0	2.64%
Premier Payments LLC(11)	Data processing, hosting and related services.	100% Membership Interest	—%	—	—	16,503.0	19,750.0	9.66%
Universal Processing Services of Wisconsin, LLC(11)(15)	Data processing, hosting and related services.	100% Membership Interest	—%	—	—	—	56,148.0	27.47%
Total Controlled Investments					$7,075.0	$40,331.1	$115,084.9	56.30%
Non-control/Non-affiliate Investments
Titanium Asset Management LLC	Administrative and Support Services	Term Loan	3%	July 2017	2,200.0	1,213.0	1,146.0	0.56%
		Warrants	—%	—	—	—	—	—%
					$2,200.0	$1,213.0	$1,146.0	0.56%
Investments in Money Market Funds					$—	$35.0	$35.0	0.02%
Total Investments					$236,496.1	$239,099.8	$305,804.1	149.59%

*	Denotes non-income producing security.
(1)	Newtek values each unguaranteed portion of SBA 7(a) performing loans (“Loan”) using a discounted cash flow analysis which projects future cash flows and incorporates projections for Loan pre-payments and Loan defaults using historical portfolio data. The data predicts future prepayment and default probability on curves which are based on Loan age. The recovery assumption for each Loan is specific to the discounted valuation of the collateral supporting that Loan. Each Loan’s cash flow is discounted at a rate which approximates a market yield. The Loans were originated under the SBA 7(a) program and conform to the underwriting guidelines in effect at their time of origination. Newtek has been awarded Preferred Lender Program (“PLP”) status from the SBA. The portions of these Loans are not guaranteed by the SBA. Individual loan participations can be sold to institutions which have been granted an SBA 750 license. Loans can also be sold as a pool of loans in a security form to qualified investors.
(2)	Prime Rate is equal to 3.50% as of June 30, 2016.
(3)	Newtek values non-performing SBA 7(a) loans using a discounted cash flow analysis of the underlying collateral which supports the loan. Net recovery of collateral, (fair value less cost to liquidate) is applied to the discounted cash flow analysis based upon a time to liquidate estimate. Modified loans are valued based upon current payment streams and are re-amortized at the end of the modification period.
(4)	Newtek values guaranteed performing SBA 7(a) loans using the secondary SBA 7(a) market as a reference point. Newtek routinely sells performing SBA 7(a) loans into this secondary market. Guaranteed portions of SBA 7(a) loans partially funded as of the valuation date are valued using level two inputs as disclosed in Note 6.
(5)	Controlled Investments are disclosed above as equity investments (except as otherwise noted) in those companies that are “Controlled Investments” of the Company as defined in the Investment Company Act of 1940. A company is deemed to be a “Controlled Investment” of Newtek Business Services Corp. if Newtek Business Services Corp. or its subsidiaries owns more than 25% of the voting securities of such

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
JUNE 30, 2016 (UNAUDITED)
(In Thousands)

company. See Note 4 in the accompanying notes to the consolidated financial statements for transactions during the three months ended June 30, 2016 with affiliates the Company is deemed to control.
(6)	50% owned by Wilshire Holdings I, Inc. (a subsidiary of Newtek Business Services Corp.), 50% owned by non-affiliate. The term loan is past its original maturity date and currently in default. As such, the fair value of the investment is zero.
(7)	96.11% owned by Wilshire Partners, LLC (a subsidiary of Newtek Business Services Corp.), 3.89% owned by Newtek Business Services Corp.
(8)	18.35% owned by Wilshire New York Partners IV, LLC (a subsidiary of Newtek Business Services Corp.), 31.8% owned by Wilshire New York Partners V, LLC (a subsidiary of Newtek Business Services Corp.) and 49.85% owned by Wilshire Holdings 1, Inc. (a subsidiary of Newtek Business Services Corp.)
(9)	25% owned by Wilshire New York Partners V, LLC (a subsidiary of Newtek Business Services Corp.), 65% owned by Wilshire Holdings I, Inc. (a subsidiary of Newtek Business Services Corp.), and 10% owned by non-affiliate.
(10)	66.7% owned by The Whitestone Group, LLC (a subsidiary of Newtek Business Services Corp.), 33.3% owned by non-affiliate.
(11)	100% owned by Newtek Business Services Holdco1, Inc. (a subsidiary of Newtek Business Services Corp.).
(12)	100% owned by Wilshire Holdings I, Inc. (a subsidiary of Newtek Business Services Corp.).
(13)	100% owned by The Whitestone Group, LLC (a subsidiary of Wilshire Holdings I, Inc., a subsidiary of Newtek Business Services Corp.).
(14)	100% owned by Banc-Serv Acquisition, Inc. (a subsidiary of Newtek Business Services Corp.).
(15)	Zero cost basis is reflected as the portfolio company was organized by the Company and incurred internal legal costs to organize the entity and immaterial external filing fees which were expensed when incurred.
(16)	All of the Company’s investments are in entities which are organized under the Laws of the United States and have a principal place of business in the United States.
(17)	Under the Investment Company Act of 1940, as amended, the Company may not acquire any non-qualifying assets unless, at the time the acquisition is made, qualifying assets represent at least 70% of the Company’s total assets. At June 30, 2016, 5.4% of total assets are non-qualifying assets.

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS
DECEMBER 31, 2015
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Performing SBA Unguaranteed Investments(1)
Bright Dialysis LLC and Ft Pierce Kidney Care LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/28/2025	$1,250.0	$1,250.0	$1,056.6	0.52%
Return to Excellence, Inc. dba The Waynesville Inn Golf & Spa	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	10/10/2039	1,250.0	1,233.3	1,252.8	0.61%
Kingseal LLC dba Desoto Health and Rehab Center	Nursing and Residential Care Facilities	Term Loan	Prime plus 2.75%	2/26/2040	1,250.0	1,233.3	1,253.1	0.61%
The Camera House Inc	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	8/31/2025	1,250.0	1,226.7	1,116.1	0.55%
KW Zion, LLC and Key West Gallery Inc	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	9/12/2039	1,250.0	1,223.7	1,207.8	0.59%
Ohs Auto Body, Inc. dba Ohs Body Shop	Repair and Maintenance	Term Loan	7.22%	6/25/2040	1,207.5	1,205.1	1,151.0	0.56%
Seven Peaks Mining Inc and Cornerstone Industrial Minerals Corporation	Mining (except Oil and Gas)	Term Loan	Prime plus 2.75%	11/18/2038	1,250.0	1,204.1	1,168.9	0.57%
Grey Light Realty, LLC (EPC) NH Precision Metal Fabricators Inc (OC)	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	8/21/2039	1,226.0	1,198.3	1,170.7	0.57%
Bowlerama Inc	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/24/2039	1,202.5	1,184.5	1,202.6	0.59%
Foresite Realty Partners LLC and Foresite Real Estate Holdings LLC	Real Estate	Term Loan	Prime plus 2.75%	3/27/2025	1,238.3	1,176.0	977.4	0.48%
The Jewelers Inc. dba The Jewelers of Las Vegas	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	12/19/2024	1,250.0	1,165.5	978.9	0.48%
Werthan Packaging Inc.	Paper Manufacturing	Term Loan	Prime plus 2.75%	10/14/2025	1,162.5	1,162.5	1,078.2	0.53%
Shellhorn and Hill Inc dba Total Fleet Service	Nonstore Retailers	Term Loan	Prime plus 2.75%	3/27/2040	1,040.3	1,028.0	945.0	0.46%
G.W. Fitness Centers, LLC and J.G. Fitness LLC and NP Gym LLC and ANA	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/18/2040	1,025.0	1,025.0	1,044.6	0.51%
Shweiki Media, Inc. dba Study Breaks Magazine	Publishing Industries (except Internet)	Term Loan	Prime plus 2.75%	3/22/2027	1,178.8	976.2	991.8	0.49%
Tortilla King, Inc.	Food Manufacturing	Term Loan	Prime plus 2.75%	3/14/2029	1,033.1	975.2	946.5	0.46%
Yachting Solutions LLC	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	9/25/2040	962.5	959.7	912.7	0.45%
R. A. Johnson, Inc. dba Rick Johnson Auto & Tire	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	5/29/2039	943.8	918.3	944.9	0.46%
Twinsburg Hospitality Group LLC dba Comfort Suites	Accommodation	Term Loan	Prime plus 2.75%	10/31/2038	945.0	910.1	907.5	0.44%
Calhoun Satellite Communications Inc and Transmission Solutions Group	Broadcasting (except Internet)	Term Loan	Prime plus 2.75%	2/27/2025	952.8	898.1	782.6	0.38%
Nirvi Enterprises LLC dba Howard Johnson/Knights Inn	Accommodation	Term Loan	Prime plus 2.75%	6/17/2039	920.3	896.6	922.6	0.45%
West Experience, Inc/West Mountain Equipment Rental, Inc/Ski West Lodge	Amusement, Gambling, and Recreation Industries	Term Loan	6%	6/5/2026	1,333.0	885.1	909.0	0.45%
P and D Enterprises Ind dba Wallaby’s Liquor Warehouse	Food and Beverage Stores	Term Loan	Prime plus 2.75%	8/28/2040	888.9	885.0	865.8	0.42%
Nutmeg North Associates LLC (OC) Steeltech Building Products Inc	Construction of Buildings	Term Loan	Prime plus 2.75%	12/31/2038	897.8	883.1	876.8	0.43%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2015
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Premier Athletic Center of Ohio Inc. and Gates Investments and Wade Ga	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/22/2028	$882.0	$882.0	$885.3	0.43%
Havana Central (NY) 5, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/29/2022	1,166.8	878.5	887.2	0.44%
New York Home Health Care Equipment, LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/16/2025	875.0	875.0	847.9	0.42%
Elite Structures Inc	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	6/12/2038	932.8	873.5	907.2	0.44%
Delta Aggregate LLC	Mining (except Oil and Gas)	Term Loan	Prime plus 2.75%	8/28/2039	911.3	871.5	885.0	0.43%
Honeyspot Investors LLP and Pace Motor Lines Inc	Truck Transportation	Term Loan	Prime plus 2.75%	6/30/2039	875.3	854.5	876.2	0.43%
2161 Highway 6 Trail, LLC, (EPC) R. H. Hummer JR., Inc.	Truck Transportation	Term Loan	Prime plus 2.75%	6/19/2026	1,250.0	842.8	858.4	0.42%
Key Pix Productions Inc. dba Air Bud Entertainment	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	11/18/2040	839.8	839.8	855.8	0.42%
Hotels of North Georgia LLC dba Comfort Inn and Suites	Accommodation	Term Loan	Prime plus 2.75%	6/17/2039	837.5	816.0	838.7	0.41%
Shepher Distr’s and Sales Corp and The Lederer Industries Inc.	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	9/30/2023	1,050.0	801.8	805.3	0.39%
Maxwell Place, LLC	Nursing and Residential Care Facilities	Term Loan	6%	2/28/2016	1,076.8	801.3	802.4	0.39%
Carpet Exchange of North Texas Inc and Clyde E. Cumbie Jr	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	3/25/2040	810.0	800.4	804.9	0.39%
Sovereign Communications LLC	Broadcasting (except Internet)	Term Loan	Prime plus 2.75%	2/7/2024	907.8	784.1	722.7	0.35%
CBlakeslee Arpaia Chapman, Inc. dba Blakeslee Industrial Services	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	6/18/2028	875.0	780.5	797.9	0.39%
T and B Boots Inc dba Takkens	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	3/31/2025	807.8	767.6	720.3	0.35%
Recycling Consultants, Inc. and Prairie State Salvage and Recycling Inc	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	9/30/2027	767.5	760.1	680.7	0.33%
Advance Case Parts RE Holdings LLC and Advance Case Parts Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/31/2040	758.3	751.5	695.2	0.34%
D.C. Group, Inc. dba Unique Setting of New York	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	12/21/2025	750.0	750.0	665.7	0.33%
Gabrielle Realty, LLC	Gasoline Stations	Term Loan	Prime plus 2.75%	9/27/2038	757.6	726.6	724.4	0.36%
Keys Phase One LLC dba The Grand Guesthouse	Accommodation	Term Loan	Prime plus 2.75%	9/26/2039	736.3	720.8	712.2	0.35%
Top Cat Ready Mix, LLC, Ples Investments LLC, and Pappy’s Sand and	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	10/28/2025	711.3	707.8	618.5	0.30%
Willow Springs Golf Course, Inc. & JC Lindsey Family Limited Partners	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/29/2037	755.4	706.5	737.4	0.36%
J&D Resources, LLC dba Aqua Science	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	11/21/2024	767.9	701.8	596.5	0.29%
Almost Home Property LLC and Almost Home Daycare LLC	Social Assistance	Term Loan	Prime plus 2.75%	8/7/2039	715.8	700.7	700.1	0.34%
Contract Packaging Services Inc dba Superior Pack Group	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	6/21/2023	851.8	694.6	686.6	0.34%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2015
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Big Apple Entertainment Partners, LLC dba Ripley’s Believe it or Not	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/28/2021	$1,070.0	$692.9	$689.2	0.34%
ATI Jet, Inc.	Air Transportation	Term Loan	Prime plus 2.75%	12/28/2026	852.8	688.4	700.6	0.34%
Scent-Sation Inc	Textile Product Mills	Term Loan	Prime plus 2.75%	9/18/2040	687.5	685.5	693.5	0.34%
Empower Autism Academy	Social Assistance	Term Loan	Prime plus 2.75%	9/4/2040	685.0	683.0	695.9	0.34%
C & G Engines Corp.	Transportation Equipment Manufacturing	Term Loan	Prime plus 2.75%	9/30/2021	1,041.5	675.1	676.2	0.33%
Accent Tag and Label Inc	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	12/18/2040	665.8	665.8	652.7	0.32%
IIoka Inc dba New Cloud Networks	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/21/2025	665.0	658.9	554.7	0.27%
Fieldstone Quick Stop LLC (OC) Barber Investments LLC (EPC) Thadius M B	Gasoline Stations	Term Loan	Prime plus 2.75%	9/30/2038	676.3	658.3	646.2	0.32%
Carl R. Bieber, Inc. dba Bieber Tourways/Bieber Transportation/Bieber	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	9/30/2027	712.5	655.6	662.7	0.32%
Eagle Aggregate Transportation, LLC and Eagle Pneumatic Transport LLC	Truck Transportation	Term Loan	Prime plus 2.75%	3/31/2024	1,250.0	652.9	656.5	0.32%
LA Diner Inc dba Loukas L A Diner	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/28/2037	677.5	641.2	666.2	0.33%
Meridian Hotels LLC dba Best Western Jonesboro	Accommodation	Term Loan	Prime plus 2.75%	10/29/2038	664.5	637.5	654.4	0.32%
St Lawrence Hotel Corp and Oheka Catering Inc dba Quality Inn	Accommodation	Term Loan	Prime plus 2.75%	9/24/2040	625.0	623.2	610.9	0.30%
iFood, Inc. dba Steak N Shake	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/30/2039	629.8	613.6	597.3	0.29%
Colts V LLC and Nowatzke Service Center, Inc dba Nowatzke Truck & Trai	Repair and Maintenance	Term Loan	Prime plus 2.75%	9/26/2039	601.8	589.1	579.5	0.28%
Northeast Arkansas Pizza, Inc. dba Domino’s Pizza	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/23/2025	608.0	589.1	493.4	0.24%
Indy East Smiles Youth Dentistry LLC dba Prime Smile East	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/11/2024	630.2	574.0	479.7	0.24%
Master CNC Inc & Master Properties LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	10/31/2038	596.6	573.6	562.8	0.28%
CLU Amboy, LLC (EPC) and Amboy Group, LLC (OC) dba Tommy Moloney’s	Food Manufacturing	Term Loan	Prime plus 2.75%	12/27/2023	656.3	565.8	568.3	0.28%
IlOKA Inc dba Microtech Tel and NewCloud Networks	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/30/2023	687.5	565.5	534.2	0.26%
ACI Northwest Inc.	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	8/30/2023	906.3	560.8	548.7	0.27%
Bisson Transportation, Inc.	Truck Transportation	Term Loan	Prime plus 2.75%	5/7/2037	588.1	557.0	577.2	0.28%
Richards Plumbing and Heating Co., Inc. dba Richards Mechanical	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/23/2040	551.8	547.7	556.6	0.27%
B and J Catering Inc dba Culinary Solutions	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/27/2040	547.5	547.5	523.5	0.26%
CML RW Security, LLC	Construction of Buildings	Term Loan	Prime plus 2.75%	3/20/2025	575.0	546.1	453.9	0.22%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2015
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Sambella Holdings, LLC and Strike Zone Entertainment Center LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	11/23/2040	$1,189.5	$546.1	$556.5	0.27%
Route 130 SCPI Holdings LLC (EPC) Route 130 SCPI Operations LLC (OC)	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/30/2039	538.8	536.3	505.9	0.25%
PLES Investements, LLC and John Redder, Pappy Sand & Gravel, Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/19/2038	555.3	535.7	534.4	0.26%
KRN Logistics, LLC, Newsome Trucking, Inc	Truck Transportation	Term Loan	Prime plus 2.75%	6/19/2025	543.5	526.6	473.2	0.23%
PowerWash Plus, Inc. and CJR, LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	4/30/2038	550.0	523.8	537.3	0.26%
The Lodin Group LLC and Lodin Health Imaging Inc dba Highlands Breast	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/23/2039	530.3	521.6	480.7	0.24%
The Grasso Companies LLC and Grasso Pavement Maintenance LLC Veranda	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	9/28/2025	518.8	512.4	503.8	0.25%
SBR Technologies d/b/a Color Graphics	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/31/2021	806.2	512.0	517.0	0.25%
American Diagnostic Imaging, Inc. dba St. Joseph Imaging Center	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	3/25/2038	537.5	510.2	522.8	0.26%
The Woods at Bear Creek LLC and Bear Creek Entertainment LLC	Accommodation	Term Loan	Prime plus 2.75%	9/29/2039	513.3	503.9	511.9	0.25%
LC Blvd Holdings LLC and Mt Pleasant Wash & Wax LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	12/4/2040	502.5	502.5	497.9	0.24%
Thermoplastic Services Inc and Paragon Plastic Sheet, Inc	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	12/23/2039	500.0	491.8	499.6	0.24%
Polpo Realty LLC (EPC) & Polpo Restaurant LLC (OC) dba Polpo Restaurant	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/27/2037	517.5	489.4	508.7	0.25%
740 Barry Street Realty LLC and Wild Edibles Inc	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	2/10/2040	492.5	485.9	493.7	0.24%
200 North 8th Street Associates LLC and Enchanted Acres Farm	Food Manufacturing	Term Loan	Prime plus 2.75%	5/4/2028	494.6	484.0	484.5	0.24%
636 South Center Holdings, LLC and New Mansfield Brass and Aluminum Co	Primary Metal Manufacturing	Term Loan	Prime plus 2.75%	3/20/2039	497.5	482.3	496.1	0.24%
Macho LLC (EPC) Madelaine Chocolate Novelties Inc (OC) dba The Madelai	Food Manufacturing	Term Loan	Prime plus 2.75%	12/31/2037	500.0	474.5	493.2	0.24%
401 JJS Corporation and G. Randazzo Corporation	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/23/2039	473.5	469.9	464.8	0.23%
Heartland American Properties LLC and Skaggs RV Outlet LLC	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	10/31/2039	479.0	469.7	461.5	0.23%
Nikobella Properties LLC and JPO Inc dba Village Car Wash	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/25/2039	476.3	464.0	468.6	0.23%
Firm Foundations Inc. David S Gaitan Jr and Christopher K Daigle	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/3/2023	545.8	463.8	442.9	0.22%
Wired LLC and Moulison North Corporation	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/30/2024	500.0	463.4	441.2	0.22%
J. Kinderman & Sons, Inc. dba Brite Star Manufacturing Company	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	12/22/2036	495.0	458.3	478.0	0.23%
Capital Scrap Metal, LLC and Powerline Investment, LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	3/29/2038	500.0	452.8	470.8	0.23%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2015
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
River Club Golf Course Inc dba The River Club	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	2/28/2038	$475.2	$450.2	$463.2	0.23%
Eastside Soccer Dome, Inc.	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/26/2038	463.8	444.8	457.3	0.22%
Amboy Group, LLC dba Tommy’s Moloney’s	Food Manufacturing	Term Loan	Prime plus 2.75%	6/24/2025	454.0	443.0	441.4	0.22%
6 Price Avenue, LLC and Pauley Tree & Lawn Care, Inc	Administrative and Support Services	Term Loan	Prime plus 2.75%	9/24/2039	452.5	443.0	402.5	0.20%
Sandlot Ventures LLC and Sandbox Ventures LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/25/2040	442.5	441.2	420.4	0.21%
ENI Inc, Event Networks Inc, ENI Worldwide LLC and Spot Shop Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	4/25/2024	500.0	438.7	400.8	0.20%
Hodges Properties LLC and Echelon Enterprises Inc dba Treads Bicycle	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	3/31/2039	449.0	435.3	441.4	0.22%
SDA Holdings LLC and Les Cheveux Salon Inc	Personal and Laundry Services	Term Loan	Prime plus 2.75%	12/15/2040	428.8	428.8	413.8	0.20%
Flooring Liquidators Inc and Flooring Liquidators of Mt Kisco LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/17/2025	437.5	423.9	411.6	0.20%
Mid-South Lumber Co. of Northwest Florida, Inc.	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	3/31/2040	428.8	423.7	389.5	0.19%
S&P Holdings of Daytona LLC (EPC) S&P Corporation of Daytona Beach	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	8/15/2039	433.5	421.8	428.3	0.21%
Tavern Properties LLC and Wildwood Tavern LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/15/2039	425.0	418.8	411.2	0.20%
Sherill Universal City dba Golden Corral	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/28/2038	440.5	418.3	429.6	0.21%
Wilban LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/28/2039	427.5	415.6	419.8	0.21%
Sound Manufacturing, Inc. and Monster Power Equipment Inc.	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	3/15/2023	523.0	411.4	408.2	0.20%
J&K Fitness, LLC dba Physiques Womens Fitness Center	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/8/2036	449.3	411.3	429.0	0.21%
Import Car Connection Inc dba Car Connection	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	9/16/2040	407.5	406.3	407.6	0.20%
R & R Boyal LLC dba Cap N Cat Clam Bar and Little Ease Tavern	Food and Beverage Stores	Term Loan	Prime plus 2.75%	2/28/2039	417.5	404.3	404.7	0.20%
920 CHR Realty LLC (EPC) V. Garofalo Carting Inc (OC)	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	12/10/2038	418.1	403.4	414.8	0.20%
Utek Corporation dba Arcade Car Wash	Repair and Maintenance	Term Loan	Prime plus 2.75%	9/22/2039	405.5	402.1	404.7	0.20%
RIM Investments LLC and RIM Architects LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/28/2040	399.0	397.8	384.7	0.19%
Zane Filippone Co Inc dba Culligan Water Conditioning	Nonstore Retailers	Term Loan	Prime plus 2.75%	4/12/2022	558.2	397.1	400.0	0.20%
SE Properties 39 Old Route 146, LLC (EPC) SmartEarly Clifton Park LLC	Social Assistance	Term Loan	Prime plus 2.75%	3/14/2039	408.0	396.7	407.3	0.20%
John Duffy Fuel Co., Inc.	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	12/28/2022	513.8	393.9	398.2	0.20%
Bisson Moving & Storage Company Bisson Transportation Inc and BTG Real Estate	Truck Transportation	Term Loan	Prime plus 2.75%	5/7/2022	528.8	391.4	395.0	0.19%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2015
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
TAK Properties LLC and Kinderland Inc	Social Assistance	Term Loan	Prime plus 2.75%	12/18/2038	$405.0	$390.8	$391.2	0.19%
Polymer Sciences, Inc. dba Polymer Sciences, Inc.	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	9/28/2036	422.6	387.2	403.7	0.20%
Kup’s Auto Spa Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	11/15/2038	396.7	377.2	386.0	0.19%
Jihan Inc dba ARCO AM/PM and Diana Inc dba Diana’s Recycling	Gasoline Stations	Term Loan	Prime plus 2.75%	6/26/2040	380.0	377.1	365.2	0.18%
R.H. Hummer Jr., Inc.	Truck Transportation	Term Loan	Prime plus 2.75%	9/30/2025	375.0	375.0	355.3	0.17%
Tariq, LLC dba 76 Food Mart	Gasoline Stations	Term Loan	Prime plus 2.75%	12/2/2040	375.0	375.0	372.0	0.18%
Swalm Sreet LLC and New York Home Health Care Equipment LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/16/2040	375.0	375.0	370.9	0.18%
B&B Organics LLC	Beverage and Tobacco Product Manufacturing	Term Loan	Prime plus 2.75%	12/22/2040	375.0	375.0	382.2	0.19%
All American Games, LLC and Sportslink – The Game, LLC	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	12/10/2024	400.0	372.1	329.1	0.16%
3Fmanagement LLC and ATC Fitness Cape Coral, LLC dba Around the Clock	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	1/24/2024	425.0	364.2	342.2	0.17%
AIG Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	9/4/2040	363.8	362.7	340.6	0.17%
The Berlerro Group, LLC dba Sky Zone	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/12/2023	421.3	360.6	335.9	0.16%
Gator Communications Group LLC dba Harvard Printing Group	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	8/31/2021	575.0	358.1	360.2	0.18%
Fair Deal Food Mart Inc dba Neighbors Market	Gasoline Stations	Term Loan	Prime plus 2.75%	5/3/2037	381.3	354.9	370.4	0.18%
iFood, Inc. dba Steak N Shake	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/31/2024	379.1	353.5	317.9	0.16%
Murrayville Donuts, Inc dba Dunkin’ Donuts	Food and Beverage Stores	Term Loan	Prime plus 2.75%	7/15/2040	344.5	344.5	329.3	0.16%
Michael J. Speeney & Joyce Speeney and R2 Tape, Inc.	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	8/31/2037	367.5	344.4	357.7	0.18%
Basista Family Limited Partnership and UPE, Inc.	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	12/14/2040	342.5	342.5	334.5	0.16%
Johnson Carwash LLC and Johnson Petroleum LLC	Gasoline Stations	Term Loan	Prime plus 2.75%	9/14/2040	340.0	340.0	345.1	0.17%
Ezzo Properties, LLC and Great Lakes Cleaning, Inc.	Administrative and Support Services	Term Loan	Prime plus 2.75%	12/20/2027	389.6	338.3	335.0	0.16%
Suncoast Aluminum Furniture, Inc	Furniture and Related Product Manufacturing	Term Loan	Prime plus 2.75%	8/17/2037	360.0	337.5	350.3	0.17%
Mirage Plastering Inc and Mpire LLC and Mpire II LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/12/2040	338.8	336.3	290.1	0.14%
Cencon Properties LLC and Central Connecticut Warehousing Company, Inc	Warehousing and Storage	Term Loan	Prime plus 2.75%	9/30/2038	344.5	331.0	339.2	0.17%
Gator Communications Group LLC dba Harvard Printing Group	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	3/30/2022	466.3	330.4	331.0	0.16%
Spectrum Development LLC and Solvit Inc & Solvit North, Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/2/2023	387.3	329.2	314.3	0.15%
Advanced Skincare Medcenter Inc dba Advanced Skincare Surgery	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/29/2025	337.5	326.9	277.2	0.14%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2015
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Hagerstown Muffler, Inc. and JMS Muffler, Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	9/24/2040	$327.5	$326.5	$332.8	0.16%
Mitchellville Family Dentistry, Dr. Octavia Simkins-Wiseman DDS PC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/27/2038	335.1	321.4	323.3	0.16%
Lisle Lincoln II Limited Partnership dba Lisle Lanes LP	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/29/2036	338.1	320.1	334.0	0.16%
Orange County Insurance Brokerage Inc dba Beaty Insurance Agency	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	9/29/2039	325.1	319.3	324.3	0.16%
Nova Solutions Inc	Furniture and Related Product Manufacturing	Term Loan	Prime plus 2.75%	9/22/2040	320.0	319.1	313.0	0.15%
MRM Supermarkets Inc dba Constantins Breads; Dallas Gourmet Breads	Food Manufacturing	Term Loan	Prime plus 2.75%	3/29/2038	336.0	319.0	324.6	0.16%
Taylor Transport, Inc	Truck Transportation	Term Loan	Prime plus 2.75%	12/8/2021	515.5	317.2	320.2	0.16%
FHJE Ventures LLC and Eisenreich II Inc. dba Breakneck Tavern	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/27/2039	321.8	313.6	315.9	0.15%
A & M Commerce, Inc. dba Cranberry Sunoco	Gasoline Stations	Term Loan	Prime plus 2.75%	3/27/2038	330.3	313.3	323.5	0.16%
Lenoir Business Partners LLC (EPC) LP Industries, Inc dba Childforms	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	9/30/2038	322.7	311.2	313.7	0.15%
Shane M. Howell and Buck Hardware and Garden Center, LLC	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	12/27/2038	322.5	311.1	307.8	0.15%
Jumbomarkets Inc dba Rines Jumbomarkets	Food and Beverage Stores	Term Loan	Prime plus 2.75%	11/4/2025	306.3	306.3	294.4	0.14%
BCD Holdings, LLC and H-MA, LLC d/b/a/ Hawaii Mainland Administrators	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	3/2/2022	451.3	305.1	304.3	0.15%
Summit Beverage Group LLC	Beverage and Tobacco Product Manufacturing	Term Loan	Prime plus 2.75%	2/28/2024	350.6	302.9	292.2	0.14%
Onofrios Enterprises LLC (EPC) Onofrios Fresh Cut, Inc	Food Manufacturing	Term Loan	Prime plus 2.75%	9/30/2038	312.5	301.0	304.4	0.15%
Joyce Outdoor Advertising Chicago LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/22/2040	300.0	300.0	284.5	0.14%
Sunset Marine Resort LLC and GoXpeditions LLC and Lavon Gomes and Trac	Accommodation	Term Loan	Prime plus 2.75%	3/27/2040	301.8	298.2	303.0	0.15%
510 ROK Realty LLC dba ROK Health and Fitness and Robert N. D’urso	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/19/2024	332.0	296.3	294.5	0.14%
R A Johnson Inc dba Rick Johnson Auto and Tire	Repair and Maintenance	Term Loan	Prime plus 2.75%	9/23/2039	301.3	294.9	299.5	0.15%
American Campgrounds LLC dba Whit’s End Campground	Accommodation	Term Loan	Prime plus 2.75%	12/4/2040	293.0	293.0	290.9	0.14%
Custom Software, Inc. a Colorado Corporation dba M-33 Access	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/17/2021	426.0	289.2	293.0	0.14%
Anturio Marketing Inc dba Logic Consulting	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/12/2040	290.3	288.1	292.8	0.14%
Summit Beverage Group LLC	Beverage and Tobacco Product Manufacturing	Term Loan	Prime plus 2.75%	8/29/2030	291.9	286.8	258.1	0.13%
Aegis Creative Communications, Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	11/30/2022	387.5	286.2	277.3	0.14%
The Smile Place LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/30/2040	283.9	282.2	276.4	0.14%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2015
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
KDP LLC and KDP Investment Advisors, Inc and KDP Asset Management, Inc	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	6/14/2023	$343.8	$278.0	$270.9	0.13%
New Image Building Services Inc. dba New Image Repair Services	Repair and Maintenance	Term Loan	Prime plus 2.75%	10/29/2023	331.3	277.0	259.8	0.13%
Anglin Cultured Stone Products LLC dba Anglin Construction	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/30/2025	281.8	273.0	238.1	0.12%
Cheryle A Baptiste and Cheryle Baptiste DDS PLLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	11/30/2037	286.5	270.0	278.8	0.14%
Central Tire, Inc. dba Cooper Tire & Auto Services	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/29/2037	288.5	269.1	279.5	0.14%
First Prevention and Dialysis Center LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/30/2024	273.3	268.9	251.4	0.12%
New Image Building Services, Inc. dba New Image Repair Services	Repair and Maintenance	Term Loan	Prime plus 2.75%	8/23/2037	285.7	267.7	271.6	0.13%
Christou Real Estate Holdings LLC dba Tops American Grill	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/17/2037	284.0	264.1	275.3	0.13%
Faith Memorial Chapel LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/20/2038	268.4	258.1	259.5	0.13%
Thrifty Market, Inc. dba Thrifty Foods	Food and Beverage Stores	Term Loan	Prime plus 2.75%	6/30/2030	262.5	257.9	227.2	0.11%
15 McArdle LLC and No Other Impressions Inc	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	5/15/2040	257.1	254.9	238.4	0.12%
Scent-Sation, Inc. d/b/a Scent-Sation, Inc.	Textile Product Mills	Term Loan	Prime plus 2.75%	11/21/2021	337.5	253.9	257.1	0.13%
Reidville Hydraulics & Mfg Inc dba Summit Farms LLC	Machinery Manufacturing	Term Loan	Prime plus 2.75%	11/2/2037	265.9	250.6	254.6	0.12%
All-Tag Corporation	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	11/30/2025	250.4	250.4	218.0	0.11%
Roccos LLC and Sullo Pantalone Inc dba Rocco’s	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/30/2039	255.8	250.4	237.3	0.12%
JAG Unit 1, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/16/2025	250.0	250.0	210.6	0.10%
V2 Tango LLC dba Palette 22	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/23/2025	250.0	250.0	217.1	0.11%
Animal Intrusion Prevention Systems Holding Company, LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	9/15/2024	272.5	248.2	219.7	0.11%
HAVANA CENTRAL NJ1, LLC dba Havana Central	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/31/2025	250.0	245.1	238.9	0.12%
Wolf Enviro Interests, LLC and Enviromax Services Inc	Administrative and Support Services	Term Loan	Prime plus 2.75%	6/25/2040	246.5	244.7	223.7	0.11%
CNYP 717 Irondequoit LLC and CNYP 2002 Ontario LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/20/2040	244.4	244.4	226.0	0.11%
MJD Investments, LLC dba The Community Day School	Social Assistance	Term Loan	Prime plus 2.75%	1/31/2038	258.3	244.3	250.6	0.12%
RKP Service dba Rainbow Carwash	Repair and Maintenance	Term Loan	Prime plus 2.75%	5/31/2023	300.0	243.1	237.5	0.12%
FHJE Ventures LLC and Eisenreich II Inc dba Breakneck Tavern	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/30/2039	245.5	242.9	225.8	0.11%
JWB Industries, Inc. dba Carteret Die Casting	Primary Metal Manufacturing	Term Loan	Prime plus 2.75%	2/11/2024	280.0	241.8	225.3	0.11%
800 on the Trax LLC and Matrix Z LLC	Nonmetallic Mineral Product Manufacturing	Term Loan	Prime plus 2.75%	12/23/2040	240.0	240.0	234.6	0.12%
Xela Pack, Inc. and Aliseo and Catherine Gentile	Paper Manufacturing	Term Loan	Prime plus 2.75%	3/27/2028	271.8	239.2	244.5	0.12%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2015
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
WI130, LLC (EPC) & Lakeland Group, Inc (OC) dba Lakeland Electrical	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	12/31/2028	$271.5	$239.0	$238.1	0.12%
LaSalle Market and Deli EOK Inc and Rugen Realty LLC dba LaSalle Market	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/21/2037	252.3	236.8	242.7	0.12%
Clairvoyant Realty Corp. and Napoli Marble & Granite Design, Ltd	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	10/24/2038	246.3	236.8	234.5	0.11%
Capitol Waste and Recycling Services LLC	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	10/10/2024	257.8	236.4	210.6	0.10%
All About Smiles P A	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/30/2040	237.7	235.9	231.1	0.11%
Joyce Outdoor Advertising LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/29/2040	234.8	234.8	235.3	0.12%
Pierce Developments, Inc. dba Southside Granite	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	6/13/2036	256.1	233.3	242.6	0.12%
Atlantis of Daytona LLC and Ocean Club Sportswear Inc	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	12/23/2039	240.0	233.1	236.7	0.12%
Big Sky Plaza LLC and Strickland, Incorporated dba Livingston True Value	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	6/20/2039	233.4	227.4	229.0	0.11%
M & H Pine Straw Inc and Harris L. Maloy	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	3/21/2023	288.8	227.1	227.0	0.11%
MTV Bowl, Inc. dba Legend Lanes	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/30/2036	248.5	226.4	235.8	0.12%
Meridian Hotels, LLC dba Best Western Jonesboro	Accommodation	Term Loan	Prime plus 2.75%	11/25/2039	228.0	224.9	228.4	0.11%
HJ & Edward Enterprises, LLC dba Sky Zone	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/26/2023	262.5	224.8	218.5	0.11%
DuCharme Realty LLC and DuCharme Enterprises LLC dba Specialty	Wood Product Manufacturing	Term Loan	Prime plus 2.75%	2/2/2040	225.1	222.1	208.0	0.10%
Hemingway Custom Cabinetry LLC	Furniture and Related Product Manufacturing	Term Loan	Prime plus 2.75%	9/25/2025	220.0	217.3	187.0	0.09%
Bowl Mor, LLC dba Bowl Mor Lanes/Spare Lounge, Inc.	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/13/2039	223.5	216.7	222.9	0.11%
Homegrown For Good LLC	Apparel Manufacturing	Term Loan	Prime plus 2.75%	11/26/2024	230.0	215.5	195.5	0.10%
Discount Wheel and Tire	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	9/30/2038	223.8	214.6	214.3	0.11%
Newsome Trucking Inc and Kevin Newsome	Truck Transportation	Term Loan	Prime plus 2.75%	9/2/2035	423.1	214.1	222.6	0.11%
Schmaltz Holdings, LLC (EPC) and Schmaltz Operations, LLC dba Companio	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/4/2038	224.2	213.7	213.3	0.10%
Mosley Auto Group LLC dba America’s Automotive	Repair and Maintenance	Term Loan	Prime plus 2.75%	12/20/2038	221.5	213.7	217.6	0.11%
Tortilla King Inc.	Food Manufacturing	Term Loan	Prime plus 2.75%	3/14/2039	216.9	211.2	207.8	0.10%
Daniel Gordon and Erin Gordon and Silver Lining Stables CT, LLC	Support Activities for Agriculture and Forestry	Term Loan	Prime plus 2.75%	11/28/2037	223.8	211.1	219.0	0.11%
BJ’s Tavern LLC and BJ’s Cabana Bar Inc	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/30/2040	212.5	210.9	205.9	0.10%
Pioneer Windows Manufacturing Corp, Pioneer Windows	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	11/21/2022	275.0	209.8	207.4	0.10%
Evans and Paul LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	12/30/2024	223.8	208.2	198.7	0.10%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2015
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Faith Memorial Chapel LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	2/28/2039	$214.2	$207.9	$206.4	0.10%
Superior Disposal Service, Inc.	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	12/26/2023	240.5	204.4	200.8	0.10%
952 Boston Post Road Realty, LLC and HNA LLC dba Styles International	Personal and Laundry Services	Term Loan	Prime plus 2.75%	2/28/2039	211.0	204.3	203.2	0.10%
1 North Restaurant Corp dba 1 North Steakhouse	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	10/31/2038	212.5	204.3	207.8	0.10%
Brandywine Picnic Park, Inc. and B.Ross Capps & Linda Capps	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/30/2031	231.5	204.2	210.9	0.10%
Elan Realty, LLC and Albert Basse Asociates, Inc.	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	9/30/2035	228.2	203.7	212.6	0.10%
Modern Manhattan LLC	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	11/25/2024	220.0	203.3	171.5	0.08%
AMG Holding, LLC and Stetson Automotive, Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/30/2039	208.0	202.7	208.6	0.10%
JEJE Realty LLC and La Familia Inc	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/10/2039	205.8	202.1	193.6	0.09%
Gill Express Inc. dba American Eagle Truck Wash	Repair and Maintenance	Term Loan	Prime plus 2.75%	1/5/2027	286.9	200.4	206.1	0.10%
Block and Grinder LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/30/2025	200.0	200.0	196.6	0.10%
Water Works Laundromat, L.L.C.	Personal and Laundry Services	Term Loan	Prime plus 2.25%	9/7/2027	267.3	194.8	195.3	0.10%
Robert E. Caves, Sr. and American Plank dba Caves Enterprises	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	9/30/2021	302.5	194.7	197.2	0.10%
Spire Investment Partners, LLC	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	9/28/2022	258.8	192.7	186.7	0.09%
Douglas Printy Motorsports, Inc. dba Blackburn Trike	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	3/9/2040	191.8	189.5	180.5	0.09%
8 Minute Oil Change of Springfield Corporation and John Nino	Repair and Maintenance	Term Loan	Prime plus 2.75%	12/12/2038	196.8	188.0	191.7	0.09%
Sapienzo Properties LLC (EPC) CNS Self-Storage Inc (OC)	Real Estate	Term Loan	Prime plus 2.75%	3/27/2039	193.8	187.0	192.4	0.09%
Greenbrier Technical Services, Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	10/24/2023	240.1	183.0	183.2	0.09%
Brothers International Desserts	Food Manufacturing	Term Loan	Prime plus 2.75%	4/26/2023	230.0	182.7	181.4	0.09%
Majestic Contracting Services, Inc. dba Majestic Electric and Majestic Plumbing	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	7/26/2038	190.0	181.6	180.6	0.09%
Danjam Enterprises, LLC dba Ariel Dental Care	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	3/31/2035	204.0	180.7	188.4	0.09%
(EPC) Absolute Desire LLC and Mark H. Szierer (OC) Sophisticated Smile	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/5/2038	188.3	180.0	183.6	0.09%
(EPC) Willowbrook Properties LLC (OC) Grove Gardens Landscaping Inc.	Administrative and Support Services	Term Loan	Prime plus 2.75%	6/5/2038	186.3	177.8	183.5	0.09%
Trip Consultants U.S.A. Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/18/2025	175.0	175.0	147.4	0.07%
Richmond Hill Mini Market, LLC	Food and Beverage Stores	Term Loan	Prime plus 2.75%	11/27/2037	185.3	174.7	180.2	0.09%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2015
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Beale Street Blues Company-West Palm Beach, LLC dba Lafayette Music Hall	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	12/22/2024	$187.5	$174.5	$153.2	0.08%
KK International Trading Corporation	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	12/23/2028	190.0	174.0	172.1	0.08%
Bryan Bantry Inc.	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	9/8/2021	400.0	174.0	173.0	0.08%
Forno Italiano Di Nonna Randazzo, LLC dba Nonna Randazzo’s Bakery	Food and Beverage Stores	Term Loan	Prime plus 2.75%	9/26/2037	183.8	173.9	178.5	0.09%
Pioneer Window Holdings, Inc and Subsidiaries dba Pioneer Windows	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	12/20/2022	225.0	173.3	171.3	0.08%
Douglas Posey and Sally Watkinson dba Audrey’s Farmhouse	Accommodation	Term Loan	Prime plus 2.75%	5/20/2040	174.1	172.6	170.5	0.08%
Sound Manufacturing Inc	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	10/10/2024	187.5	172.3	150.6	0.07%
Neyra Industries, Inc. and Edward Neyra	Nonmetallic Mineral Product Manufacturing	Term Loan	Prime plus 2.75%	3/27/2023	217.5	171.2	173.2	0.08%
Chickamauga Properties, Inc., MSW Enterprises, LLP	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/22/2035	189.5	171.1	178.5	0.09%
R2 Tape Inc dba Presto Tape	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	6/29/2025	176.3	170.8	160.6	0.08%
Fran-Car Corporation dba Horizon Landscape Management	Administrative and Support Services	Term Loan	Prime plus 2.75%	3/3/2028	407.8	170.5	175.8	0.09%
BND Sebastian Limited Liability Company and Sebastian Fitness	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	3/16/2040	172.5	170.5	168.2	0.08%
Silva Realty Holdings, LLC and MF-Silva Enterprises, Inc.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/11/2040	171.6	170.0	161.1	0.08%
R & J Petroleum LLC (EPC) Manar USA, Inc. (OC)	Gasoline Stations	Term Loan	Prime plus 2.75%	11/20/2037	180.0	169.5	175.4	0.09%
15 Frederick Place LLC & Pioneer Windows Holdings Inc & Subs	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	12/16/2021	250.0	168.6	169.3	0.08%
South Park Properties LLC and Midlothian Hardware LLC dba Grill	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	5/6/2040	170.5	167.9	170.0	0.08%
Spectrum Radio Fairmont, LLC	Broadcasting (except Internet)	Term Loan	Prime plus 2.75%	8/30/2023	187.5	164.3	164.3	0.08%
Wilshire Media Systems Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	4/17/2024	186.3	163.4	151.7	0.07%
Pine Belt Wood Products LLC	Forestry and Logging	Term Loan	Prime plus 2.75%	9/22/2040	163.8	163.3	147.9	0.07%
Wise Forklift Inc	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	10/1/2020	296.9	162.9	164.7	0.08%
Labmates LLC	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	12/18/2040	162.5	162.5	165.6	0.08%
Gator Communications Group LLC dba Harvard Printing Group	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	4/25/2022	228.8	162.1	162.5	0.08%
B & W Towing, LLC and Boychucks Fuel LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	12/17/2039	164.5	161.8	153.1	0.08%
Hae M. and Jin S. Park dba Buford Car Wash	Repair and Maintenance	Term Loan	Prime plus 2.75%	5/15/2039	166.5	161.2	160.0	0.08%
M & H Pinestraw, Inc. and Harris L. Maloy	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	12/15/2021	238.3	161.2	161.6	0.08%
185 Summerfield Inc and Valcon Contracting Corp	Construction of Buildings	Term Loan	Prime plus 2.75%	10/24/2039	162.3	159.1	157.6	0.08%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2015
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
MMS Realty, LLC and Molecular MS Diagnostics LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/18/2040	$160.7	$158.8	$151.3	0.07%
Carolina Flicks Inc dba The Howell Theater	Motion Picture and Sound Recording Industries	Term Loan	Prime plus 2.75%	12/23/2032	163.3	158.5	149.5	0.07%
Spire Investment Partners, LLC	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	6/22/2021	250.0	157.4	157.8	0.08%
North Columbia LLC and Loop Liquor and Convenience Store LLC	Food and Beverage Stores	Term Loan	Prime plus 2.75%	9/24/2039	159.3	155.9	153.6	0.08%
Ramard Inc and Advanced Health Sciences Inc	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	8/28/2023	187.5	154.3	140.5	0.07%
South Florida Air Conditioning and Refrigeration Corp.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	3/27/2040	155.5	153.7	153.3	0.08%
Golden Transaction Corporation dba Bleh Sunoco	Gasoline Stations	Term Loan	Prime plus 2.75%	10/30/2039	156.7	153.6	152.9	0.07%
Avayaan2 LLC dba Island Cove	Gasoline Stations	Term Loan	Prime plus 2.75%	3/7/2039	157.5	152.7	154.1	0.08%
RDT Enterprises LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	9/15/2027	162.8	152.7	147.6	0.07%
J3K LLC dba Ronan True Value Hardware	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	9/23/2025	152.5	150.6	126.8	0.06%
RXSB, Inc dba Medicine Shoppe	Health and Personal Care Stores	Term Loan	Prime plus 2.75%	5/30/2023	186.3	149.8	145.3	0.07%
FirstVitals Health and Wellness Inc	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	9/15/2025	150.0	148.1	124.7	0.06%
Barber Investments LLC and Fieldstone Quickstop LLC and Maine Dollar Deals	Gasoline Stations	Term Loan	Prime plus 2.75%	8/15/2039	150.0	147.2	131.7	0.06%
Honeyspot Investors LLP and Pace Motor Lines Inc	Truck Transportation	Term Loan	Prime plus 2.75%	7/24/2039	150.0	146.4	147.7	0.07%
Alejandro Rico dba Rico Motors and Golden West Motel and Alrima Co Inc	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	11/25/2040	146.3	146.3	148.5	0.07%
Teamnewman Enterprises LLC dba Newmans at 988 and John H. Newman	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/25/2039	148.8	146.1	139.8	0.07%
Dantanna’s Tavern LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/30/2024	164.3	144.8	136.4	0.07%
Cool Air Solutions, Inc. dba Graham Heating & Air Conditioning	Specialty Trade Contractors	Term Loan	Prime plus 2%	12/27/2018	411.5	144.8	144.3	0.07%
GDP Gourmet LLC dba Joe and John’s Pizza Restaurant	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/19/2040	145.0	144.4	140.6	0.07%
Vernon & Stephanie Scott and Little Stars Day Care Center, Inc.	Educational Services	Term Loan	Prime plus 2.75%	4/18/2038	151.0	143.6	149.3	0.07%
J. Kinderman & Sons Inc., dba BriteStar Inc.	Electrical Equipment, Appliance, and Component Manufacturing	Term Loan	Prime plus 2.75%	3/20/2023	181.3	142.7	144.3	0.07%
Barub Realty LLC and Barub LLC dba Woodlawn Cabinets	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	9/30/2040	143.0	142.6	144.3	0.07%
Alpha Preparatory Academy LLC	Social Assistance	Term Loan	Prime plus 2.75%	8/15/2039	145.2	142.5	144.7	0.07%
Ryan Crick and Pamela J. Crick and Crick Enterprises Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	9/17/2039	145.5	142.4	144.6	0.07%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2015
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Peter Thomas Roth Labs LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	9/26/2018	$425.0	$142.3	$143.4	0.07%
Knowledge First Inc dba Magic Years of Learning and Kimberly Knox	Social Assistance	Term Loan	Prime plus 2.75%	3/21/2039	145.0	140.8	139.9	0.07%
USI Properties LLC dba U Store It	Real Estate	Term Loan	Prime plus 2.75%	5/23/2039	144.6	140.7	144.0	0.07%
Wired LLC and Moulison North Corporation	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	7/3/2024	150.1	140.1	126.0	0.06%
Gardner’s Wharf Holdings LLC and Gardner’s Wharf Seafood Inc	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	9/8/2040	140.0	139.6	142.2	0.07%
Stormrider Inc dba Shirley’s Stormrider, Inc	Truck Transportation	Term Loan	Prime plus 2.75%	11/25/2024	150.0	138.6	115.1	0.06%
Big Apple Entertainment Partners, LLC d/b/a Ripley’s Believe It or Not	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	10/26/2022	180.0	138.4	134.2	0.07%
ATC Fitness LLC dba Around the Clock Fitness	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/28/2022	180.0	137.8	137.4	0.07%
Choe Trade Group Inc dba Rapid Printers of Monterey	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	2/28/2024	159.3	137.6	137.4	0.07%
Matchless Transportation LLC dba First Class Limo	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	8/3/2022	185.0	137.0	135.7	0.07%
96 Mill Street LLC, Central Pizza LLC and Jason Bikakis George Bikaki	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/12/2039	141.3	137.0	140.9	0.07%
3000 CSI Property LLC and Consulting Solutions Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/20/2040	137.5	136.9	137.1	0.07%
Kemmer LLC and Apples Tree Top Liquors LLC	Food and Beverage Stores	Term Loan	Prime plus 2.75%	12/4/2039	138.4	136.1	126.9	0.06%
Spectrumit, Inc, (OC) dba LANformation	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	5/31/2030	154.9	135.8	139.4	0.07%
Grafio Inc dba Omega Learning Center-Acworth	Educational Services	Term Loan	Prime plus 2.75%	9/13/2023	156.3	135.0	126.3	0.06%
CEM Autobody LLC dba Dawn’s Autobody	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/26/2040	135.5	134.5	128.6	0.06%
C& D Medical of Naples, Inc and Forever & Always of Naples, Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	7/24/2040	135.0	134.2	124.0	0.06%
Al-Mustafa Enterprise, Inc. and Al-Mustafa Enterprise Inc	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	9/18/2040	134.0	133.9	131.3	0.06%
DKB Transport Corp	Truck Transportation	Term Loan	Prime plus 2.75%	12/5/2038	138.8	133.9	137.6	0.07%
West Cobb Enterprises, Inc and Advanced Eye Associates, L.L.C.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	11/12/2035	148.7	133.4	138.8	0.07%
JPM Investments LLC and Carolina Family Foot Care P.A.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/26/2039	136.1	133.1	134.9	0.07%
1899 Tavern & Tap LLC and Ale House Tavern & Tap LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/9/2039	137.5	132.6	134.6	0.07%
Haven Hospitality Group Inc. dba Haven Gastropub	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/20/2025	132.5	132.5	113.7	0.06%
Mid-Land Sheet Metal Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	10/31/2038	137.5	132.4	134.1	0.07%
City Sign Service, Incorporated	Electrical Equipment, Appliance, and Component Manufacturing	Term Loan	Prime plus 2.75%	11/30/2025	165.8	132.1	134.7	0.07%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2015
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Bay State Funeral Services, LLC (EPC) and Riley Funeral Home Inc (OC)	Personal and Laundry Services	Term Loan	Prime plus 2.75%	5/21/2039	$134.9	$131.6	$135.4	0.07%
Jade Automotive d/b/a Sears Hometown Store	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	10/6/2035	146.6	131.5	137.3	0.07%
J&M Concessions, Inc. dba A-1 Liquors	Food and Beverage Stores	Term Loan	Prime plus 2.75%	3/3/2039	135.6	131.3	129.2	0.06%
Modern on the Mile, LLC dba Ligne Roset	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	5/25/2021	212.5	131.1	131.5	0.06%
Access Staffing, LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	3/30/2022	187.5	131.1	130.5	0.06%
Grand Blanc Lanes, Inc. and H, H and H, LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/31/2039	133.0	131.0	131.1	0.06%
RDT Enterprises, LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/31/2028	141.2	130.6	132.4	0.06%
Demand Printing Solutions, Inc	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	10/29/2034	147.5	128.7	133.9	0.07%
Green Life Lawnscapes LLC dba Green Life Lawn Care	Administrative and Support Services	Term Loan	Prime plus 2.75%	11/6/2025	127.3	127.3	122.4	0.06%
R2 Tape, Inc. dba Presto Tape and Michael J. and Joyce Speeney	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	10/20/2020	224.4	126.6	127.6	0.06%
Nelson Sargsyan dba HDA Trucking	Support Activities for Transportation	Term Loan	Prime plus 2.75%	6/16/2025	130.5	126.4	105.1	0.05%
PTK, Incorporated dba Night N Day 24 HR Convenience Store	Food and Beverage Stores	Term Loan	Prime plus 2.75%	9/30/2036	137.5	126.0	131.2	0.06%
George S Cochran DDS Inc	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	5/7/2025	130.0	125.1	104.4	0.05%
Music Mountain Water Company, LLC	Beverage and Tobacco Product Manufacturing	Term Loan	Prime plus 2.75%	4/25/2036	138.1	125.1	130.7	0.06%
Sarah Sibadan dba Sibadan Agency	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	1/27/2039	129.4	125.0	127.4	0.06%
Japp Business Inc dba Pick and Eat and Japp Drink Corp.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/30/2025	125.0	125.0	110.6	0.05%
Smokeyard Inc dba Smokeyard BBQ and Chop Shop	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/30/2025	125.0	125.0	107.6	0.05%
Evans & Paul LLC and E&P Holdings I LLC	Nonmetallic Mineral Product Manufacturing	Term Loan	Prime plus 2.75%	12/15/2025	125.0	125.0	110.9	0.05%
Abitino’s JFK LLC dba Abitino’s	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/16/2022	125.0	124.9	110.4	0.05%
The LAX Shop Inc	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	12/22/2025	125.0	125.0	124.9	0.06%
Hascher Gabelstapler Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/26/2024	143.3	124.6	121.0	0.06%
Maxiflex LLC	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	6/28/2023	153.5	124.1	125.6	0.06%
Michael Rey Jr. and Lynn J. Williams (EPC) and GIG Petcare	Personal and Laundry Services	Term Loan	Prime plus 2.75%	10/3/2039	126.9	123.6	122.1	0.06%
Geo Los Angeles LLC dba Geo Film Group	Rental and Leasing Services	Term Loan	Prime plus 2.75%	3/26/2025	130.0	123.5	112.5	0.06%
Naeem Khan LTD	Apparel Manufacturing	Term Loan	Prime plus 2.75%	9/17/2025	125.0	123.5	103.9	0.05%
Naeem Khan LTD	Apparel Manufacturing	Term Loan	Prime plus 2.75%	9/30/2025	125.0	123.5	104.0	0.05%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2015
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Lake Area Autosound LLC and Ryan H. Whittington	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	7/28/2039	$125.0	$122.9	$122.9	0.06%
Food & Fuel Company LLC dba Lowery Food Mart	Food and Beverage Stores	Term Loan	Prime plus 2.75%	12/4/2040	122.5	122.5	124.3	0.06%
Lamjam LLC (EPC) Goldsmith Lambros Inc (OC)	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	8/27/2024	133.8	122.2	121.6	0.06%
Trademark Equipment Company Inc and David A. Daniel	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	8/19/2036	133.6	122.1	126.9	0.06%
Supreme Screw Products, Inc. and Misha Migdal	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	4/17/2019	308.2	121.6	122.7	0.06%
Atlas Mountain Construction, LLC	Construction of Buildings	Term Loan	Prime plus 2.75%	5/13/2038	127.3	121.2	126.1	0.06%
Medworxs LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/3/2025	125.0	121.1	101.6	0.05%
LP Industries Inc dba Childforms	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	7/29/2025	125.0	120.9	112.3	0.06%
Bizzare Foods Inc dba Trooper Foods	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	6/12/2025	125.0	120.6	100.3	0.05%
3 F Management LLC and ATC Port Charlotte LLC dba Around The Clock Fit	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	10/17/2024	131.3	120.4	106.2	0.05%
JDR Industries Inc dba CST-The Composites Store, JetCat USA	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	1/21/2024	140.3	120.4	114.1	0.06%
Prospect Kids Academy Inc	Educational Services	Term Loan	Prime plus 2.75%	9/11/2038	124.3	119.2	120.5	0.06%
Copper Beech Financial Group LLC	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	3/30/2025	125.0	118.7	107.2	0.05%
Knits R Us, Inc. dba NYC Sports/Mingle	Textile Mills	Term Loan	Prime plus 2.75%	2/11/2038	125.0	118.4	123.1	0.06%
1258 Hartford TPKE, LLC (EPC) and Phelps and Sons, Inc (OC)	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	3/29/2038	124.6	118.3	120.9	0.06%
Northwind Outdoor Recreation, Inc. dba Red Rock Wilderness Store	Nonstore Retailers	Term Loan	Prime plus 2.75%	4/18/2036	129.5	117.9	123.2	0.06%
DC Real LLC and DC Enterprises LTD dba Lakeview True Value	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	11/20/2039	119.4	117.8	116.3	0.06%
Balthazar Management Virgin Islands LLC dba The Beach Cafe	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/27/2025	123.3	117.1	116.6	0.06%
Profile Performance, Inc. and Eidak Real Estate, L.L.C.	Repair and Maintenance	Term Loan	Prime plus 2.75%	4/20/2036	127.5	115.7	120.8	0.06%
Wilton Dental Care P.C.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	5/29/2024	128.1	115.6	106.3	0.05%
Top Properties LLC and LP Industries, Inc dba Childforms	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	9/30/2038	120.0	115.5	118.8	0.06%
JRA Holdings LLC (EPC) Jasper County Cleaners Inc dba Superior Cleaner	Personal and Laundry Services	Term Loan	Prime plus 2.75%	6/28/2038	121.0	115.5	120.1	0.06%
Qycell Corporation	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	8/19/2021	187.5	114.2	114.2	0.06%
Kemmer, LLC (EPC) and Pitts Package Store, Inc. (OC)	Food and Beverage Stores	Term Loan	Prime plus 2.75%	3/31/2039	117.5	114.1	109.9	0.05%
AS Boyals LLC dba Towne Liquors	Food and Beverage Stores	Term Loan	Prime plus 2.75%	4/29/2039	117.5	114.1	117.4	0.06%
R2 Tape Inc dba Presto Tape	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	8/31/2022	155.0	114.1	115.2	0.06%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2015
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Modern Manhattan, LLC	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	9/20/2020	$204.0	$113.3	$113.5	0.06%
5091 LLC and TR/AL LLC d/b/a Cafe Africana	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/31/2037	121.3	113.2	117.8	0.06%
Lemonberry Food Stores Inc dba Lemonberry Frozen Yogurt	Food and Beverage Stores	Term Loan	Prime plus 2.75%	12/29/2025	112.5	112.5	98.4	0.05%
Katie Senior Care LLC dba Home Instead Senior Care	Social Assistance	Term Loan	Prime plus 2.75%	8/15/2024	124.3	112.3	93.2	0.05%
Shelton Incorporated dba Mrs. Winners	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/20/2040	112.5	111.2	112.1	0.05%
Dosus Inc dba Perry’s Pools	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	8/7/2025	112.5	110.9	95.2	0.05%
Qycell Corporation	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	8/26/2024	121.0	109.5	98.8	0.05%
Golden Gate Lodging LLC (OC)	Accommodation	Term Loan	Prime plus 2.75%	3/12/2038	115.0	109.2	112.6	0.06%
Rainbow Dry Cleaners	Personal and Laundry Services	Term Loan	Prime plus 2.75%	6/13/2024	122.5	109.1	102.8	0.05%
S.B.B. Enterprises Inc dba Williamston Hardware	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	11/19/2040	108.8	108.8	100.8	0.05%
Sushiya, Inc.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/8/2025	108.8	108.8	97.2	0.05%
Westville Seafood LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/19/2038	112.3	107.7	107.6	0.05%
Cormac Enterprises and Wyoming Valley Beverage Incorporated	Food and Beverage Stores	Term Loan	Prime plus 2.75%	3/20/2039	110.8	107.6	110.6	0.05%
Excel RP Inc	Machinery Manufacturing	Term Loan	Prime plus 2.75%	8/30/2023	130.3	107.2	105.9	0.05%
Wallace Holdings LLC (EPC) GFA International Inc (OC)	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.5%	11/25/2023	125.0	105.2	96.5	0.05%
Forever & Always of Naples Inc dba Island Animal Hospital	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	7/24/2025	107.5	104.7	94.8	0.05%
Mustafa Inc dba Adiba Grocery	Food and Beverage Stores	Term Loan	Prime plus 2.75%	12/17/2025	103.8	103.8	103.7	0.05%
Pooh’s Corner Realty LLC and Pooh’s Corner Inc	Social Assistance	Term Loan	Prime plus 2.75%	7/23/2040	103.8	103.2	104.0	0.05%
Ridge Road Equestrian LLC dba Ricochet Ridge Ranch Inc	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/23/2040	102.5	102.5	102.3	0.05%
Seagate Group Holdings, Inc. dba Seagate Logistics, Inc.	Support Activities for Transportation	Term Loan	Prime plus 2.75%	1/28/2036	113.4	102.1	106.6	0.05%
WPI, LLC	Transportation Equipment Manufacturing	Term Loan	Prime plus 2.75%	6/29/2024	129.5	101.3	102.2	0.05%
B and A Friction Materials Inc	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	9/9/2025	102.5	101.2	85.2	0.04%
Shorr Enterprises Inc dba New Design Furniture Manufacturers	Furniture and Related Product Manufacturing	Term Loan	Prime plus 2.75%	3/27/2025	106.5	101.2	92.8	0.05%
Island Wide Realty LLC and Long Island Partners, Inc.	Real Estate	Term Loan	Prime plus 2.75%	4/22/2039	103.8	100.9	103.8	0.05%
Nancy & Karl Schmidt (EPC) Moments to Remember USA, LLC	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	2/15/2038	106.3	100.7	103.9	0.05%
Firm Foundations Inc David S Gaitan Jr and Christopher K Daigle	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/3/2038	104.3	100.5	97.9	0.05%
State Painting and Decorating Co Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	11/25/2025	100.0	100.0	84.2	0.04%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2015
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Delta Aggregate, LLC	Mining (except Oil and Gas)	Term Loan	Prime plus 2.75%	11/30/2025	$100.0	$100.0	$99.9	0.05%
Custom Exteriors, Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/9/2025	100.0	100.0	87.3	0.04%
Matthew Taylor and Landon Farm LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	5/4/2040	100.0	99.8	88.7	0.04%
DNT Storage and Properties LLC	Real Estate	Term Loan	Prime plus 2.75%	10/10/2039	101.8	99.8	99.4	0.05%
Little People’s Village II LLC (OC) and Iliopoulos Realty LLC (EPC)	Social Assistance	Term Loan	Prime plus 2.75%	3/31/2039	101.5	99.1	97.6	0.05%
Bear Creek Entertainment, LLC dba The Woods at Bear Creek	Accommodation	Term Loan	Prime plus 2.75%	12/30/2024	106.3	99.0	98.6	0.05%
Zinger Hardware and General Merchant Inc	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	6/26/2024	110.5	98.4	94.9	0.05%
Miss Cranston Diner II, LLC and Miss Cranston II Realty LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/17/2039	100.0	98.2	96.0	0.05%
Keller Holdings LLC and David H Keller III and Carie C Keller	Scenic and Sightseeing Transportation	Term Loan	Prime plus 2.75%	9/30/2039	100.0	97.9	98.5	0.05%
Lefont Theaters, Inc.	Motion Picture and Sound Recording Industries	Term Loan	Prime plus 2.75%	5/30/2022	137.0	97.9	98.4	0.05%
G.M. Pop’s, Inc. & S.D. Food, Inc. dba Popeyes Louisiana Kitchen	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/11/2022	127.1	97.6	95.4	0.05%
New Paltz Dental Care, PLLC dba Ariel Dental Care	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/19/2025	100.0	97.5	92.5	0.05%
California College of Communications, Inc.	Educational Services	Term Loan	Prime plus 2.75%	11/2/2020	172.5	97.2	97.3	0.05%
986 Dixwell Avenue Holding Company, LLC (EPC) and Mughali Foods, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/7/2039	99.1	96.4	97.1	0.05%
Anthony C Dinoto and Susan S P Dinoto and Anthony C Dinoto Funeral Home	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/26/2038	100.0	96.0	98.7	0.05%
Custom Software, Inc. a Colorado Corporation dba M-33 Access	Broadcasting (except Internet)	Term Loan	Prime plus 2.75%	4/30/2022	125.0	94.3	95.6	0.05%
J and K Fitness L.L.C. dba Physiques Womens Fitness Center	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	2/28/2041	93.8	93.7	93.2	0.05%
First Steps Real Estate Company, LLC (EPC) and First Steps Preschool	Social Assistance	Term Loan	Prime plus 2.75%	9/30/2038	97.6	93.6	92.5	0.05%
A & A Auto Care, LLC d/b/a A & A Auto Care, LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	8/12/2036	101.0	93.4	97.3	0.05%
GIA Realty LLC and VRAJ GIA LLC dba Lakeview Laundromat	Personal and Laundry Services	Term Loan	Prime plus 2.75%	6/28/2038	97.5	93.0	96.8	0.05%
Key Products I&II, Inc. dba Dunkin’ Donuts/Baskin-Robbins	Food and Beverage Stores	Term Loan	Prime plus 2.75%	3/10/2021	153.0	92.6	93.0	0.05%
Metro Used Cars Inc. dba Metro Auto Center	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	1/14/2027	117.6	92.6	94.9	0.05%
MRM Supermarkets, Inc. dba Constantin’s Breads	Food Manufacturing	Term Loan	Prime plus 2.75%	11/10/2021	137.5	91.9	92.5	0.05%
Union 2 LLC dba The Standard	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/10/2025	91.5	91.5	83.7	0.04%
E.S.F.P. LLC dba Volusia Van and Storage	Truck Transportation	Term Loan	Prime plus 2.75%	11/11/2025	91.3	91.2	78.6	0.04%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2015
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
U & A Food and Fuel, Inc. dba Express Gas & Food Mart	Gasoline Stations	Term Loan	Prime plus 2.75%	11/21/2037	$96.3	$90.7	$94.3	0.05%
Sico & Walsh Insurance Agency Inc and The AMS Trust	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	6/6/2039	250.0	90.6	93.3	0.05%
Royal Crest Motors LLC	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	3/16/2040	91.3	90.1	87.5	0.04%
Moochie’s LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/13/2024	100.5	90.0	83.2	0.04%
Video Vault & Tanning LLC and Mosaic Salon LLC	Rental and Leasing Services	Term Loan	Prime plus 2.75%	6/4/2040	90.5	89.9	91.2	0.04%
Little People’s Village II LLC (OC) and Iliopoulos Realty LLC (EPC)	Social Assistance	Term Loan	Prime plus 2.75%	3/31/2039	92.1	89.9	88.5	0.04%
Lisle Lincoln II Limited Partnership dba Lisle Lanes LP	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/30/2024	100.0	89.2	89.2	0.04%
Ronny Ramirez RX Corp dba Naturxheal Family Pharmacy	Health and Personal Care Stores	Term Loan	Prime plus 2.75%	11/20/2025	89.0	89.0	76.4	0.04%
Angkor Restaurant Inc	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/19/2038	93.0	88.9	90.5	0.04%
Music Mountain Water Company, LLC dba Music Mountain Water Co.	Beverage and Tobacco Product Manufacturing	Term Loan	Prime plus 2.75%	12/29/2019	185.4	88.9	89.8	0.04%
Seelan Inc dba Candleridge Market	Gasoline Stations	Term Loan	Prime plus 2.75%	10/27/2039	90.5	88.7	84.8	0.04%
Delta Aggregate LLC	Mining (except Oil and Gas)	Term Loan	Prime plus 2.75%	3/30/2025	90.0	88.2	87.9	0.04%
Advanced Machine & Technology, Inc.	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	7/29/2025	90.3	88.0	80.6	0.04%
The River Beas LLC and Punam Singh	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/8/2039	90.3	87.8	88.3	0.04%
Manuel P. Barrera and Accura Electrical Contractor, Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	3/23/2028	103.7	87.6	88.9	0.04%
Navdeep B Martins and Busy Bubbles LLC dba Wishy Washy	Personal and Laundry Services	Term Loan	Prime plus 2.75%	10/24/2039	89.0	87.4	81.6	0.04%
Greensward of Marco Inc.	Administrative and Support Services	Term Loan	Prime plus 2.75%	9/28/2040	87.5	87.2	84.8	0.04%
Kiddie Steps 4 You Inc.	Social Assistance	Term Loan	Prime plus 2.75%	9/25/2038	89.3	86.7	85.9	0.04%
Tannehill Enterprises Inc dba Hobbytown USA Folsom	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	10/14/2025	87.4	86.5	72.9	0.04%
AM PM Properties, LLC and AM PM Willington, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/17/2040	87.1	86.2	86.1	0.04%
E-Z Box Storage, Inc.	Real Estate	Term Loan	Prime plus 2.75%	5/11/2025	89.3	85.9	85.6	0.04%
Animal Intrusion Prevention Systems Holding Company, LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	3/29/2024	126.5	85.7	87.2	0.04%
Kurtis Sniezek dba Wolfe’s Foreign Auto	Repair and Maintenance	Term Loan	Prime plus 2.75%	12/20/2038	88.9	85.7	88.2	0.04%
Bat Bridge Investments Inc dba Kalologie 360 Spa	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/30/2025	85.5	85.5	72.0	0.04%
Sumad LLC dba BrightStar Care of Encinitas	Administrative and Support Services	Term Loan	Prime plus 2.75%	10/2/2024	92.5	85.4	85.0	0.04%
Doctors Express Management of Central Texas LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	10/8/2024	105.0	85.2	80.8	0.04%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2015
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
RDRhonehouse ENT. LLC dba Chill Skinz	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	4/29/2025	$88.9	$85.0	$70.7	0.03%
R & R Security and Investigations Inc dba Pardners Lake Buchanan	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/19/2040	85.4	84.4	85.8	0.04%
Tanner Optical Inc. dba Murphy Eye Care	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/22/2035	94.6	84.0	87.4	0.04%
SKJ Inc dba Subway	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/13/2025	84.8	83.3	71.1	0.03%
J&M Concessions Inc dba A 1 Liquors	Food and Beverage Stores	Term Loan	Prime plus 2.75%	2/27/2025	87.5	81.9	73.0	0.04%
Osceola River Mill, LLC (EPC) Ironman Machine, Inc. (OC)	Machinery Manufacturing	Term Loan	Prime plus 2.75%	2/20/2038	86.3	81.6	84.2	0.04%
Bakhtar Group LLC dba Malmaison	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/28/2023	103.8	81.7	79.2	0.04%
Zephyr Seven Series LLC dba 18/8 Fine Men’s Salon	Personal and Laundry Services	Term Loan	Prime plus 2.75%	8/28/2025	81.3	81.3	70.0	0.03%
209 North 3rd Street, LLC (EPC) Yuster Insurance Group Inc (OC)	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	7/29/2038	83.9	80.2	80.9	0.04%
LAN Doctors Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/28/2025	81.3	79.7	72.0	0.04%
Peanut Butter & Co., Inc.	Food Manufacturing	Term Loan	Prime plus 2.75%	4/30/2023	100.0	79.4	77.3	0.04%
Cares Inc dba Dumpling Grounds Day Care Center	Social Assistance	Term Loan	Prime plus 2.75%	5/1/2040	81.9	78.8	80.1	0.04%
Hofgard & Co., Inc. dba HofgardBenefits	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	7/27/2022	107.3	78.1	78.0	0.04%
Limameno LLC dba Sal’s Italian Ristorante	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/23/2025	83.3	78.0	66.9	0.03%
Dean 1021 LLC dba Pure Pita	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/29/2025	80.0	77.5	65.6	0.03%
Firm Foundations Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	3/13/2025	81.3	77.2	68.3	0.03%
L.M. Jury Enterprises, Inc dba Midwest Monograms	Textile Product Mills	Term Loan	Prime plus 2.75%	10/28/2025	77.0	76.5	65.8	0.03%
39581 Garfield, LLC and Tri County Neurological Associates, P.C.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/30/2036	83.3	76.2	79.1	0.04%
Holloway & CO. P.L.L.C.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	11/16/2025	75.0	75.0	74.9	0.04%
Moments to Remember USA LLC dba Retain Loyalty	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	12/16/2025	75.0	75.0	68.2	0.03%
M & H Pine Straw, Inc and Harris L. Maloy	Support Activities for Agriculture and Forestry	Term Loan	6%	4/30/2020	183.3	75.0	75.7	0.04%
Elegant Fireplace Mantels, Inc. dba Elegant Fireplace Mantels	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/31/2022	97.5	74.8	72.6	0.04%
BVIP Limousine Service LTD	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	11/27/2038	76.5	73.7	74.7	0.04%
Zog Inc.	Other Information Services	Term Loan	6%	3/17/2018	97.5	73.6	74.1	0.04%
Kelly Auto Care LLC dba Shoreline Quick Lube and Car Wash	Repair and Maintenance	Term Loan	Prime plus 2.75%	10/18/2023	87.5	73.2	68.7	0.03%
Faramarz Nikourazm dba Car Clinic Center	Repair and Maintenance	Term Loan	Prime plus 2.75%	4/3/2040	73.8	72.9	70.4	0.03%
B&P Diners LLC dba Engine House Restaurant	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/10/2024	80.0	72.9	60.5	0.03%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2015
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Awesome Pets II Inc dba Mellisa’s Pet Depot	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	2/7/2024	$83.2	$72.7	$68.1	0.03%
Jonathan E Nichols and Nichols Fire and Security LLC	Administrative and Support Services	Term Loan	Prime plus 2.75%	6/30/2025	75.0	72.7	68.2	0.03%
Gerami Realty, LC (EPC) Sherrill Universal City Corral, LP	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/23/2027	78.8	72.0	72.3	0.04%
Tri County Heating and Cooling Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	7/19/2023	87.8	71.6	70.8	0.03%
Bliss Coffee and Wine Bar, LLC	Food Services and Drinking Places	Term Loan	6%	3/19/2018	87.5	71.4	71.8	0.04%
SCJEN Management Inc dba Bowl of Heaven	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/30/2025	71.3	71.3	60.0	0.03%
LaHoBa, LLC d/b/a Papa John’s	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/3/2036	77.5	70.4	73.4	0.04%
Triangle Trash LLC dba Bin There Dump That	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	2/18/2025	74.4	70.1	62.8	0.03%
R2 Tape Inc dba Presto Tape	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	4/10/2024	78.8	69.1	69.5	0.03%
Gold Jet Corp dba The UPS Store	Couriers and Messengers	Term Loan	Prime plus 2.75%	8/14/2025	68.3	68.3	61.7	0.03%
Vortex Automotive LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/5/2035	76.6	67.6	70.4	0.03%
Chickamauga Properties, Inc., MSW Enterprises, LLP	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	12/22/2035	74.3	67.3	70.3	0.03%
New Life Holdings, LLC and Certified Collision Services, Inc.	Repair and Maintenance	Term Loan	Prime plus 2.75%	7/29/2035	76.2	67.3	70.1	0.03%
Kantz LLC and Kantz Auto LLC dba Kantz’s Hometown Auto	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	10/29/2039	68.1	66.9	65.5	0.03%
RM Hawkins LLC dba Pure Water Tech West and Robert M Hawkins	Nonstore Retailers	Term Loan	Prime plus 2.75%	8/26/2023	85.8	66.9	67.1	0.03%
Stormrider Inc dba Shirley’s Stormrider Inc	Truck Transportation	Term Loan	Prime plus 2.75%	9/23/2025	67.5	66.7	56.1	0.03%
I-90 RV & Auto Supercenter	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	6/29/2035	74.9	66.5	69.4	0.03%
Accent Homes Services LLC dba Benjamin Franklin Plumbing of Kansas City	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	9/30/2028	66.5	65.9	63.2	0.03%
Shree Om Lodging, LLC dba Royal Inn	Accommodation	Term Loan	Prime plus 2.75%	5/2/2030	333.3	65.6	67.9	0.03%
NVR Corporation dba Discount Food Mart	Food and Beverage Stores	Term Loan	Prime plus 2.75%	6/11/2039	68.3	65.4	67.3	0.03%
Onofrio’s Fresh Cut Inc	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	3/6/2024	75.0	65.4	64.2	0.03%
Orient Direct, Inc. dba Spracht, Celltek, ODI	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	2/12/2023	84.9	65.4	63.4	0.03%
Kostekos Inc dba New York Style Pizza	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/6/2040	66.3	65.4	63.1	0.03%
MLM Enterprises LLC and Demand Printing Solutions Inc	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	11/18/2024	70.5	65.1	60.3	0.03%
Jenkins-Pavia Corporation dba Victory Lane Quick Oil Change	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/27/2037	69.8	65.0	67.7	0.03%
Danjam Enterprises, LLC dba Ariel Dental Care	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	3/29/2023	93.0	64.8	65.7	0.03%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2015
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Beale Street Blues Company-West Palm Beach LLC dba Lafayette’s-West Palm Beach	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	7/24/2025	$66.3	$64.6	$56.5	0.03%
SofRep, Inc dba Force 12 Media	Other Information Services	Term Loan	Prime plus 2.75%	6/26/2025	66.3	64.2	53.4	0.03%
Pauley Tree and Lawn Care Inc	Administrative and Support Services	Term Loan	Prime plus 2.75%	7/28/2025	65.8	64.1	57.1	0.03%
Michael A. and HeatherR. Welsch dba Art & FrameEtc.	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	3/22/2038	67.5	64.1	66.0	0.03%
Kidrose, LLC dba Kidville Riverdale	Educational Services	Term Loan	Prime plus 2.75%	4/22/2023	78.8	63.3	62.3	0.03%
Yousef Khatib dba Y&M Enterprises	Wholesale Electronic Markets and Agents and Brokers	Term Loan	Prime plus 2.75%	11/15/2023	75.0	63.2	58.7	0.03%
Free Ion Advisors LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	7/21/2025	64.3	62.7	52.8	0.03%
Truth Technologies Inc dba Truth Technologies Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/21/2023	79.5	62.6	61.1	0.03%
Guard Dogs MFS LLC	Repair and Maintenance	Term Loan	Prime plus 2.75%	5/8/2025	65.0	62.6	52.5	0.03%
Joseph Nich and Tina M. Nich dba Vic’s Greenhouses	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	11/4/2025	62.5	62.5	62.4	0.03%
Sourceco Limited Liability Company	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	12/17/2025	62.5	62.5	54.5	0.03%
Optima Health Care Inc	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/23/2025	62.5	62.5	62.4	0.03%
Pace Motor Lines, Inc.	Truck Transportation	Term Loan	Prime plus 2.75%	2/26/2025	66.2	62.5	62.0	0.03%
God is Good LLC dba BurgerFi	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/27/2025	67.3	62.4	56.0	0.03%
Kup’s Auto Spa, Inc.	Repair and Maintenance	Term Loan	Prime plus 2.75%	10/23/2025	62.5	62.1	60.2	0.03%
Rutledge Enterprises Inc dba BLC Property Management	Administrative and Support Services	Term Loan	Prime plus 2.75%	9/23/2040	62.5	61.8	60.6	0.03%
Almost Home Daycare LLC	Social Assistance	Term Loan	Prime plus 2.75%	9/11/2025	62.5	61.7	60.1	0.03%
O’Rourkes Diner LLC dba O’Rourke’s Diner	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/19/2037	65.5	61.5	62.9	0.03%
Kiddie Steps 4 You Inc.	Social Assistance	Term Loan	Prime plus 2.75%	2/19/2040	61.8	61.1	57.8	0.03%
DTM Parts Supply Inc.	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	6/2/2025	62.8	60.8	50.6	0.02%
Polpo Realty, LLC (EPC) Polpo Restaurant, LLC (OC)	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/6/2038	62.5	60.5	62.2	0.03%
ViAr Visual Communications, Inc. dba Fastsigns 281701	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	6/5/2025	62.0	60.1	51.2	0.03%
Baystate Firearms and Training, LLC	Educational Services	Term Loan	Prime plus 2.75%	2/27/2025	63.4	59.7	50.1	0.02%
Inverted Healthcare Staffing of Florida LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/18/2025	61.3	59.3	49.3	0.02%
Smith Spinal Care Center P.C. and James C. Smith	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	10/8/2039	60.0	58.8	57.5	0.03%
Home Again Restaurant LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/30/2040	59.0	58.8	58.1	0.03%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2015
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
ALF, LLC (EPC) Mulit-Service Eagle Tires (OC)	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	5/31/2037	$62.9	$58.6	$61.0	0.03%
Emerald Ironworks Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/27/2023	72.0	58.5	57.3	0.03%
Homegrown For Good LLC	Apparel Manufacturing	Term Loan	Prime plus 2.75%	5/8/2025	60.0	57.8	50.5	0.02%
Metano IBC Services, Inc. and Stone Brook Leasing, LLC	Rental and Leasing Services	Term Loan	Prime plus 2.75%	8/17/2017	315.0	57.1	57.4	0.03%
Eco-Green Reprocessing LLC and Denali Medical Concepts, LLC	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	11/27/2023	67.2	56.7	52.5	0.03%
University Park Retreat, LLC dba Massage Heights	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/27/2022	76.0	56.5	57.1	0.03%
Gordon E Rogers dba Stonehouse Motor Inn	Accommodation	Term Loan	Prime plus 2.75%	9/26/2039	57.5	56.3	57.2	0.03%
Eldredge Tavern LLC dba Gonyea’s Tavern	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/8/2040	56.3	55.8	56.8	0.03%
SuzyQue’s LLC dba Suzy Que’s	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/11/2036	61.0	55.3	57.7	0.03%
Long Island Barber + Beauty LLC	Educational Services	Term Loan	Prime plus 2.75%	6/2/2039	55.5	54.1	54.1	0.03%
Global Educational Delivery Services LLC	Educational Services	Term Loan	Prime plus 2.75%	6/16/2024	60.0	54.0	54.3	0.03%
Danny V, LLC dba Hugo’s Taproom	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/30/2040	54.0	53.6	49.2	0.02%
D & D’s Divine Beauty School of Esther, LLC	Educational Services	Term Loan	6%	8/1/2031	57.7	53.5	55.5	0.03%
Handy 6391 LLC dba The UPS Store #6391	Administrative and Support Services	Term Loan	Prime plus 2.75%	9/27/2023	62.5	53.4	53.6	0.03%
Road to Sedona Inc dba Thirteen	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/27/2025	56.6	53.4	45.1	0.02%
Joyce Outdoor Advertising NJ LLC and Joyce Outdoor Advertising LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/26/2040	54.0	53.4	53.3	0.03%
Modern Leather Goods Repair Shop Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	9/17/2024	58.8	53.1	44.1	0.02%
Jonesboro Health Food Center LLC	Health and Personal Care Stores	Term Loan	Prime plus 2.75%	5/27/2024	60.0	52.9	48.6	0.02%
B.S. Ventures LLC dba Dink’s Market	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	12/19/2039	53.8	52.9	53.5	0.03%
God Be Glorified Inc dba GBG Inc	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	8/20/2025	53.0	52.0	43.8	0.02%
Real Help LLC dba Real Help Decorative Concrete	Administrative and Support Services	Term Loan	Prime plus 2.75%	6/22/2025	53.1	51.5	49.6	0.02%
Akshar Group, LLC	Accommodation	Term Loan	6%	11/5/2028	321.3	51.3	53.0	0.03%
KMC RE, LLC & B&B Kennels	Personal and Laundry Services	Term Loan	Prime plus 2.75%	11/19/2034	58.3	51.0	53.1	0.03%
The Red Pill Management, Inc. dba UFC Gym Matthews	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	11/26/2024	54.3	50.9	44.6	0.02%
Gregory P Jellenek OD and Associates PC dba Gregory P Jellenek OD	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	5/28/2023	63.5	50.9	50.4	0.02%
Success Express, Inc. dba Success Express	Couriers and Messengers	Term Loan	Prime plus 2.75%	9/29/2020	91.8	50.6	50.6	0.02%
D&G Capital LLC dba Miami Grill 277	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/16/2025	83.8	50.5	49.7	0.02%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2015
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Martin L Hopp, MD PHD A Medical Corp (OC) dba Tower ENT	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/21/2022	$66.3	$50.5	$49.7	0.02%
Atlas Auto Body Inc dba Atlas Auto Sales	Repair and Maintenance	Term Loan	Prime plus 2.75%	8/22/2039	51.6	50.4	48.3	0.02%
Veliu LLC dba FASTSIGNS #15901	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	9/10/2025	50.0	50.0	43.2	0.02%
K’s Salon, LLC d/b/a K’s Salon	Personal and Laundry Services	Term Loan	Prime plus 2.75%	12/20/2021	73.6	49.8	49.5	0.02%
Jacksonville Beauty Institute Inc. dba Beauty Institute’s	Educational Services	Term Loan	Prime plus 2.75%	10/23/2025	50.0	49.7	41.9	0.02%
Sound Manufacturing Inc	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	9/12/2028	54.8	49.6	48.1	0.02%
Sound Manufacturing Inc	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	9/21/2025	50.0	49.5	43.9	0.02%
South Towne Dental Center, P.C.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/25/2025	50.0	49.4	49.3	0.02%
Finish Strong Inc dba FASTSIGNS St Peters	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	9/23/2025	50.0	49.4	41.6	0.02%
AGV Enterprises LLC dba Jet’s Pizza #42	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/31/2024	54.8	49.2	42.0	0.02%
Southeast Chicago Soccer, Inc.	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/26/2038	51.3	49.1	50.5	0.02%
Trading Group 3 Inc	Nonstore Retailers	Term Loan	Prime plus 2.75%	8/28/2025	50.0	49.1	41.3	0.02%
Java Warung, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/19/2038	51.0	48.4	50.0	0.02%
DRV Enterprise, Inc. dba Cici’s Pizza # 339	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	11/26/2022	65.0	48.2	48.8	0.02%
Ryan D. Thornton and Thornton & Associates LLC	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	5/24/2023	68.8	47.5	46.1	0.02%
Highway Striping Inc	Heavy and Civil Engineering Construction	Term Loan	Prime plus 2.75%	6/30/2024	53.1	47.3	44.4	0.02%
Feel The World Inc dba Xero Shoes and Invisible Shoes	Leather and Allied Product Manufacturing	Term Loan	Prime plus 2.75%	9/5/2024	51.9	47.3	40.4	0.02%
CJR LLC (EPC) and PowerWash Plus, Inc. (OC)	Repair and Maintenance	Term Loan	Prime plus 2.75%	5/30/2024	53.0	46.9	45.8	0.02%
Alexandra Afentoulides dba Vi’s Pizza Restaurant	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/11/2040	46.3	46.3	47.1	0.02%
Screenmobile Management Inc	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	8/14/2025	47.0	46.1	39.2	0.02%
Will Zac Management LLC dba Papa John’s	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/19/2024	48.8	46.1	45.9	0.02%
Any Garment Cleaner-East Brunswick, Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	12/18/2023	53.8	45.7	44.8	0.02%
CBA D&A Pope, LLC dba Christian Brothers Automotive	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/14/2018	144.9	45.6	45.9	0.02%
Chickamauga Properties, Inc. and MSW Enterprises, LLP	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	10/19/2022	59.8	45.0	45.5	0.02%
LABH, Inc. t/a Ramada Ltd.	Accommodation	Term Loan	Prime plus 2.25%	9/27/2024	555.0	44.9	45.0	0.02%
B for Brunette	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/10/2023	53.4	44.9	41.1	0.02%
Delta Partners, LLC dba Delta Carwash	Repair and Maintenance	Term Loan	Prime plus 2.5%	4/5/2029	280.9	44.8	45.7	0.02%
Rudy & Louise Chavez dba Clyde’s Auto and Furniture Upholstery	Repair and Maintenance	Term Loan	Prime plus 2.75%	9/2/2035	50.1	44.7	46.6	0.02%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2015
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Stellar Environmental LLC	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	3/18/2023	$56.3	$44.3	$44.5	0.02%
Alyssa Corp dba Knights Inn	Accommodation	Term Loan	Prime plus 2.25%	9/30/2023	350.0	44.2	44.3	0.02%
Jatcoia, LLC dba Plato’s Closet	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	8/15/2023	65.0	44.2	44.3	0.02%
MM and M Management Inc dba Pizza Artista	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/19/2025	46.3	44.0	37.4	0.02%
Morning Star Trucking LLC and Morning Star Equipment and Leasing LLC	Truck Transportation	Term Loan	Prime plus 2.75%	7/17/2023	53.8	43.8	39.9	0.02%
Sound Coaching Inc	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	4/14/2025	44.4	42.5	35.3	0.02%
Jaymie Hazard dba Indigo Hair Studio and Day Spa	Personal and Laundry Services	Term Loan	Prime plus 2.75%	3/20/2040	42.9	42.4	40.7	0.02%
Thomas P. Scoville dba Scoville Plumbing & Heating, Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	11/16/2021	62.5	41.6	42.2	0.02%
Stephen Frank, Patricia Frank and Suds Express LLC dba Frank Chiropra	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	2/25/2023	63.0	41.0	41.7	0.02%
Lavertue Properties LLP dba Lavertue Properties	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	6/29/2036	44.8	40.9	42.8	0.02%
Equity National Capital LLC & Chadbourne Road Capital, LLC	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	Prime plus 2.75%	9/26/2021	62.5	40.8	40.8	0.02%
Excel RP, Inc./Kevin and Joann Foley	Machinery Manufacturing	Term Loan	Prime plus 2.75%	7/8/2028	50.0	40.1	41.2	0.02%
Peanut Butter & Co., Inc. d/b/a Peanut Butter & Co.	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	6/3/2021	65.5	39.8	40.0	0.02%
Financial Network Recovery	Administrative and Support Services	Term Loan	Prime plus 2.75%	10/26/2025	40.0	39.3	33.1	0.02%
Jojan, Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.25%	12/18/2031	204.8	39.2	39.4	0.02%
All American Printing	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	10/26/2032	69.8	39.0	40.6	0.02%
Play and Stay LLC dba Zoom Room Tinton Falls	Personal and Laundry Services	Term Loan	Prime plus 2.75%	9/18/2024	42.1	38.8	32.2	0.02%
K9 Bytes, Inc & Epazz, Inc dba K9 Bytes, Inc	Publishing Industries (except Internet)	Term Loan	Prime plus 2.75%	10/26/2021	58.8	38.8	38.7	0.02%
Legacy Estate Planning Inc dba American Casket Enterprises	Personal and Laundry Services	Term Loan	Prime plus 2.75%	11/21/2024	42.0	38.8	32.2	0.02%
Valiev Ballet Academy, Inc	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	8/12/2036	91.5	38.8	40.4	0.02%
Kids in Motion of Springfield LLC dba The Little Gym of Springfield IL	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	11/18/2023	45.0	38.7	35.8	0.02%
Serious-Fun in Alpharetta, LLC dba The Little Gym of Alpharetta	Educational Services	Term Loan	Prime plus 2.75%	9/20/2023	46.3	38.6	35.9	0.02%
Scoville Plumbing & Heating Inc and Thomas P. Scoville	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	7/25/2022	50.0	38.3	38.7	0.02%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2015
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Alma J. and William R. Walton (EPC) and Almas Child Day Care Center	Social Assistance	Term Loan	Prime plus 2.75%	9/11/2038	$39.5	$37.9	$39.0	0.02%
Lahoba, LLC dba Papa John’s Pizza	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/30/2034	42.5	37.3	39.0	0.02%
Orange County Cleaning Inc	Administrative and Support Services	Term Loan	Prime plus 2.75%	8/27/2024	41.3	37.3	31.0	0.02%
Lodin Medical Imaging, LLC dba Watson Imaging Center	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/1/2020	66.4	37.3	37.7	0.02%
Janice B. McShan and The Metropolitan Day School, LLC	Social Assistance	Term Loan	Prime plus 2.75%	10/31/2023	42.8	36.9	36.8	0.02%
Aiello’s Pizzeria LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/18/2024	42.8	36.5	34.2	0.02%
M & H Pine Straw, Inc. and Harris Maloy	Support Activities for Agriculture and Forestry	Term Loan	Prime plus 2.75%	7/10/2020	67.5	36.2	36.5	0.02%
ENI Inc. dba ENI Group, Inc	Other Information Services	Term Loan	Prime plus 2.75%	12/11/2025	36.0	36.0	31.8	0.02%
Capital Scrap Metal LLC	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	12/18/2025	36.0	36.0	30.7	0.02%
KIND-ER-ZZ Inc dba Kidville	Educational Services	Term Loan	Prime plus 2.75%	6/15/2022	50.0	35.7	35.6	0.02%
Gulfport Academy Child Care and Learning Center, Inc. and Jennifer Sis	Social Assistance	Term Loan	Prime plus 2.75%	8/30/2023	43.3	35.6	35.1	0.02%
Babie Bunnie Enterprises Inc dba Triangle Mothercare	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/28/2027	46.3	35.4	34.7	0.02%
Dave Kris, and MDK Ram Corp.	Food and Beverage Stores	Term Loan	Prime plus 2.75%	2/5/2026	221.0	35.0	35.9	0.02%
Actknowledge, Inc dba Actknowledge	Personal and Laundry Services	Term Loan	Prime plus 2.75%	3/21/2021	57.3	34.7	35.1	0.02%
401 JJS, Corp and G. Randazzo’s Trattoria Corporation	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/1/2040	52.8	34.3	35.0	0.02%
Andrene’s LLC dba Andrene’s Caribbean Soul Food Carry Out	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/23/2024	37.8	34.3	28.6	0.01%
CPN Motel, L.L.C. dba American Motor Lodge	Accommodation	Term Loan	Prime plus 2.25%	4/30/2024	379.0	34.0	34.1	0.02%
Smooth Grounds, Inc.	Food Services and Drinking Places	Term Loan	7.75%	10/11/2016	64.5	33.9	34.1	0.02%
Naseeb Corporation	Accommodation	Term Loan	Prime plus 2.25%	3/31/2024	402.5	33.1	33.1	0.02%
Harbor Ventilation Inc and Estes Investment, LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	7/19/2038	92.1	32.8	33.7	0.02%
Kino Oil of Texas, LLC dba Kino Oil	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	8/27/2020	60.0	32.6	32.9	0.02%
My Jewels, LLC dba The UPS Store #6712	Administrative and Support Services	Term Loan	Prime plus 2.75%	12/7/2025	56.3	32.4	27.3	0.01%
Kinisi, Inc. dba The River North UPS Store	Administrative and Support Services	Term Loan	Prime plus 2.75%	3/18/2024	41.3	32.2	31.2	0.02%
Center-Mark Car Wash, Ltd	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	5/18/2024	221.3	30.7	31.4	0.02%
Robert F. Schuler and Lori A. Schuler dba Bob’s Service Center	Repair and Maintenance	Term Loan	Prime plus 2.75%	11/30/2035	34.0	30.5	31.8	0.02%
Dream Envy, Ltd. d/b/a Massage Envy	Personal and Laundry Services	Term Loan	Prime plus 2.75%	11/9/2018	88.0	30.4	30.7	0.02%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2015
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Deesha Corporation, Inc. dba Best Inn & Suites	Accommodation	Term Loan	Prime plus 2.25%	2/14/2025	$250.0	$30.0	$30.1	0.01%
Twietmeyer Dentistry PA	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/30/2017	148.9	29.0	29.2	0.01%
CMA Consulting dba Construction Management Associates	Construction of Buildings	Term Loan	Prime plus 2.75%	12/11/2019	58.5	28.6	28.7	0.01%
North Atlanta RV Rentals LLC	Rental and Leasing Services	Term Loan	Prime plus 2.75%	6/29/2025	144.3	28.2	23.5	0.01%
Little People’s Village, LLC dba Little People’s Village	Social Assistance	Term Loan	Prime plus 2.75%	1/31/2036	31.1	28.0	29.2	0.01%
Maruti, Inc	Accommodation	Term Loan	Prime plus 2.25%	11/25/2024	220.0	27.9	28.0	0.01%
A & A Acquisition, Inc. dba A & A International	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	2/15/2018	100.0	26.8	27.0	0.01%
ActKnowledge, Inc dba ActKnowledge	Personal and Laundry Services	Term Loan	Prime plus 2.75%	6/30/2020	50.0	26.5	26.9	0.01%
Planet Verte, LLC dba Audio Unlimited of Oceanside	Administrative and Support Services	Term Loan	Prime plus 2.75%	11/28/2019	57.0	26.5	26.6	0.01%
Seven Stars Enterprises, Inc. dba Atlanta Bread Company	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/30/2018	86.3	26.4	26.6	0.01%
K & D Family and Associates, Inc. dba Philly Pretzel Factory	Food and Beverage Stores	Term Loan	Prime plus 2.75%	8/5/2018	81.3	26.3	26.5	0.01%
39581 Garfield, LLC and Tricounty Neurological Associates, P.C.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/30/2036	28.5	25.9	26.9	0.01%
Craig R Freehauf d/b/a Lincoln Theatre	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	5/31/2022	47.9	25.3	25.7	0.01%
Shree OM Lodging, LLC dba Royal Inn	Accommodation	Term Loan	Prime plus 2.75%	12/17/2035	27.7	24.9	25.9	0.01%
Lincoln Park Physical Therapy	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	10/20/2020	43.5	24.4	24.7	0.01%
Aldine Funeral Chapel, LLC dba Aldine Funeral Chapel	Personal and Laundry Services	Term Loan	Prime plus 2.75%	3/8/2038	73.8	24.0	24.9	0.01%
Parties By Pat, Inc. and Jose M. Martinez Jr.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/11/2017	93.1	22.8	23.0	0.01%
B & J Manufacturing Corporation and Benson Realty Trust	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2%	3/30/2021	250.0	22.6	22.4	0.01%
Gain Laxmi, Inc. dba Super 8 Motel	Accommodation	Term Loan	Prime plus 2.25%	5/31/2023	202.5	22.5	22.5	0.01%
RDT Enterprises, L.L.C.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	11/12/2025	22.5	22.5	20.9	0.01%
Medeiros Holdings Inc dba Outdoor Lighting Perspectives of the Triad	Electrical Equipment, Appliance, and Component Manufacturing	Term Loan	Prime plus 2.75%	11/25/2025	22.5	22.5	19.0	0.01%
AGR Foodmart Inc dba Nashua Road Mobil	Gasoline Stations	Term Loan	Prime plus 2.75%	12/11/2025	22.5	22.5	21.1	0.01%
DC Enterprises Ltd. dba Lakeview True Value	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	12/14/2025	22.5	22.5	21.2	0.01%
ADMO Inc dba Mid States Equipment	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	10/8/2025	22.5	22.4	19.3	0.01%
Insurance Fire & Water Restorations, LLC	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	10/23/2025	22.5	22.4	21.0	0.01%
New Hampshire Precision Metal Fabricators, Inc.	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	10/23/2025	22.5	22.4	22.3	0.01%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2015
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Bisson Transportation Inc dba I & R Associates and Document Secutiry	Truck Transportation	Term Loan	Prime plus 2.75%	10/30/2025	$22.5	$22.4	$20.8	0.01%
Binky’s Vapes LLC	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	9/30/2025	22.5	22.2	18.7	0.01%
Planet Verte, LLC d/b/a Audio Unlimited	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/20/2020	40.0	22.0	22.0	0.01%
575 Columbus Avenue Holding Company, LLC and LA-ZE LLC dba EST EST EST	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/30/2039	22.5	22.0	22.3	0.01%
Smart Artists Inc.	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	7/23/2025	22.5	21.9	18.5	0.01%
Delray Scrap Recycling LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	8/31/2025	22.5	21.8	18.4	0.01%
Square Deal Siding Company, LLC dba Square Deal Siding Company	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/18/2025	22.5	21.8	21.7	0.01%
Evinger PA One, Inc. dba Postal Annex, Falcon	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	6/24/2025	22.5	21.8	19.3	0.01%
E & G Enterprises LLC dba Comfort Keepers	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/26/2025	22.5	21.8	18.2	0.01%
Members Only Software	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/30/2020	40.3	21.8	21.9	0.01%
RJI Services, Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/23/2025	22.5	21.6	18.0	0.01%
KenBro Enterprises LLC dba Hearing Aids by Zounds-Cherry Hill	Health and Personal Care Stores	Term Loan	Prime plus 2.75%	10/18/2023	25.8	21.5	20.9	0.01%
Giacchino Maritime Consultants Inc	Personal and Laundry Services	Term Loan	Prime plus 2.75%	4/17/2025	22.5	21.5	17.9	0.01%
Ragazza Restaurant Group, Inc. dba Bambolina	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/21/2025	22.5	21.5	18.8	0.01%
Diamond Solutions LLC	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	4/21/2025	22.5	21.5	17.9	0.01%
Gurtej Singh and Ranjit Kaur dba Food Fair Market	Food and Beverage Stores	Term Loan	Prime plus 2.75%	3/18/2025	22.5	21.4	17.8	0.01%
Zero-In Media Inc	Data Processing, Hosting, and Related Services	Term Loan	Prime plus 2.75%	3/25/2025	22.5	21.4	17.8	0.01%
Pen Tex Inc dba The UPS Store	Administrative and Support Services	Term Loan	Prime plus 2.75%	5/20/2025	22.0	21.2	17.6	0.01%
Trading Group 3, Inc.	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	11/26/2024	22.5	20.8	17.3	0.01%
J.R. Wheeler Corporation dba Structurz Exhibits and Graphics	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	10/24/2025	21.0	20.7	20.7	0.01%
Auto Shine Carwash Inc and AKM R. Hossain and Jessica F. Masud	Gasoline Stations	Term Loan	Prime plus 2.75%	9/26/2024	22.5	20.5	17.8	0.01%
Jatcoia 60056, LLC dba Style Encore	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	3/31/2025	22.3	20.4	19.1	0.01%
H.H. Leonards Trust and Potomac Fund LLC and The 2020 O Street Corporation	Accommodation	Term Loan	Prime plus 2.75%	7/23/2020	62.0	20.3	20.5	0.01%
TJU-DGT Inc dba The Lorenz Cafe	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/26/2029	20.6	20.2	20.0	0.01%
L&S Insurance & Financial Services Inc	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	7/25/2024	22.5	20.2	17.1	0.01%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2015
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Complete Body & Paint, Inc.	Repair and Maintenance	Term Loan	Prime plus 2.75%	4/23/2039	$20.8	$20.2	$20.7	0.01%
Any Garment Cleaner-East Brunswick, Inc dba Any Garment Cleaner	Personal and Laundry Services	Term Loan	Prime plus 2.75%	11/18/2020	42.5	20.2	20.4	0.01%
Sujata Inc dba Stop N Save Food Mart and Dhruvesh Patel	Food and Beverage Stores	Term Loan	Prime plus 2.75%	6/3/2024	22.5	20.0	18.7	0.01%
Pocono Coated Products, LLC	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	5/30/2024	22.5	19.9	19.5	0.01%
Palmabak Inc dba Mami Nora’s	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/22/2025	21.5	19.7	19.5	0.01%
Diag, LLC dba Kidville	Educational Services	Term Loan	Prime plus 2.75%	6/21/2020	37.5	19.4	19.5	0.01%
One Hour Jewelry Repair Inc	Repair and Maintenance	Term Loan	Prime plus 2.75%	10/14/2024	20.6	18.9	15.7	0.01%
MCF Forte LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/29/2025	18.8	18.8	16.0	0.01%
Carolina Beefs, LLC dba Beef O’Brady’s	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	4/13/2025	19.5	18.6	15.5	0.01%
Icore Enterprises Inc dba Air Flow Filters Inc	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	1/15/2024	21.8	18.6	18.7	0.01%
Caribbean Concepts, Inc. dba Quick Bleach	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	8/12/2023	22.5	18.6	17.3	0.01%
M and C Renovations Inc	Construction of Buildings	Term Loan	Prime plus 2.75%	10/31/2024	20.3	18.6	15.5	0.01%
Tammy’s Bakery, Inc. dba Tammy’s Bakery	Food Manufacturing	Term Loan	Prime plus 2.75%	12/10/2017	71.8	18.5	18.6	0.01%
Min Hui Lin	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/30/2028	134.3	18.5	19.1	0.01%
Major Queens Body & Fender Corp	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/10/2021	28.6	18.2	18.5	0.01%
Shuttle Car Wash, Inc. dba Shuttle Car Wash	Repair and Maintenance	Term Loan	Prime plus 2.25%	11/10/2028	109.8	18.2	18.2	0.01%
Gray Tree Service, Inc.	Administrative and Support Services	Term Loan	Prime plus 2.75%	12/18/2018	50.0	18.2	18.3	0.01%
Hattingh Incorporated dba Prosthetic Care Facility	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/21/2025	18.0	18.0	16.0	0.01%
Hurshell Leon Dutton dba High Jump Party Rentals	Rental and Leasing Services	Term Loan	Prime plus 2.75%	11/30/2025	17.6	17.6	17.1	0.01%
Boilermaker Industries LLC dba PostNet	Administrative and Support Services	Term Loan	Prime plus 2.75%	10/9/2024	18.8	17.5	16.1	0.01%
The Amendments Group LLC dba Brightstar	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/17/2022	22.5	17.2	17.4	0.01%
EGM Food Services Inc dba Gold Star Chili	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/29/2024	19.2	17.0	15.9	0.01%
Hi-Def Imaging, Inc. dba SpeedPro Imaging	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	11/9/2022	22.2	16.8	16.5	0.01%
Tracey Vita-Morris dba Tracey Vita’s School of Dance	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	5/10/2022	22.5	16.1	16.0	0.01%
St Judes Physical Therapy P.C.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	11/19/2022	21.0	15.9	16.1	0.01%
Tri-State Remodeling & Investments, LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	12/11/2025	15.9	15.9	15.2	0.01%
Panditos LLC dba White Lotus Home	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	12/28/2025	15.9	15.9	13.4	0.01%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2015
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Opes Campitor Corporation dba Frux Documents	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	5/20/2025	$16.5	$15.9	$13.5	0.01%
JSIL LLC dba Blackstones Hairdressing	Personal and Laundry Services	Term Loan	Prime plus 2.75%	8/16/2023	19.5	15.8	14.9	0.01%
Nancy Carapelluci & A & M Seasonal Corner Inc.	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	3/1/2025	106.9	15.8	16.2	0.01%
TOL LLC dba Wild Birds Unlimited	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	12/13/2023	18.0	15.8	15.0	0.01%
Vanderhoof LLC dba Soxfords	Apparel Manufacturing	Term Loan	Prime plus 2.75%	9/18/2025	15.9	15.7	13.2	0.01%
Vallmar Studios, LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/21/2025	15.8	15.6	13.1	0.01%
Frozen Treats of Hollywood FL, LLC dba Sub Zero Ice Cream	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/22/2025	15.8	15.6	13.8	0.01%
Chitalian Fratelli LLC dba Francesca Brick Oven Pizza and Pasta	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/5/2025	16.1	15.5	12.9	0.01%
Myclean Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	6/29/2025	15.9	15.4	12.8	0.01%
Kings Laundry, LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	10/30/2017	64.5	15.3	15.4	0.01%
Balthazar Management Virgin Islands, LLC dba The Beach Cafe	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/22/2025	15.8	15.3	15.2	0.01%
Karis, Inc.	Accommodation	Term Loan	Prime plus 2%	12/22/2023	148.8	15.0	14.9	0.01%
Michael S. Decker & Janet Decker dba The Hen House Cafe	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/30/2036	16.4	15.0	15.6	0.01%
Bradley Stinson and Associates Inc	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	11/19/2025	15.0	15.0	12.6	0.01%
Elite Institute LLC dba Huntington Learning Center	Educational Services	Term Loan	Prime plus 2.75%	8/28/2025	15.0	14.9	12.6	0.01%
Zouk, Ltd. dba Palma	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/25/2020	27.5	14.7	14.9	0.01%
Graphish Studio, Inc. and Scott Fishoff	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/14/2022	20.3	14.6	14.6	0.01%
Jay Kevin Gremillion dba Dino Smiles Children’s Cosmetic Dentistry	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/18/2025	73.0	14.6	14.6	0.01%
28 Cornelia Street Properties, LLC and Zouk, Ltd. dba Palma	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	10/25/2021	22.5	14.6	14.8	0.01%
Vision Network Solutions, Inc.	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/12/2022	19.5	14.5	14.1	0.01%
PM Cassidy Enterprises, Inc. dba Junk King	Waste Management and Remediation Services	Term Loan	Prime plus 2.75%	6/19/2025	14.9	14.4	12.0	0.01%
Orchid Enterprises Inc dba Assisting Hands of Sussex County	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	4/24/2025	15.0	14.3	12.0	0.01%
Windsor Direct Distribution LLC	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	10/26/2025	14.3	14.2	11.9	0.01%
Atlas Mountain Construction LLC	Construction of Buildings	Term Loan	Prime plus 2.75%	1/28/2024	16.5	14.1	14.2	0.01%
Michael S. Korfe dba North Valley Auto Repair	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/24/2036	15.5	14.0	14.6	0.01%
Burks & Sons Development LLC dba Tropical Smoothie Cafe	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/22/2018	49.8	13.9	14.0	0.01%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2015
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Laura L. Smith dba Lisa Smith Studio	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	11/3/2024	$15.0	$13.8	$11.4	0.01%
Insurance Problem Solvers LLC	Insurance Carriers and Related Activities	Term Loan	Prime plus 2.75%	5/20/2023	17.1	13.7	13.3	0.01%
Gator Communications Group, LLC dba Harvard Printing Group	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	3/27/2023	17.3	13.7	13.6	0.01%
Duttakrupa, LLC dba Birmingham Motor Court	Accommodation	Term Loan	Prime plus 2.25%	9/8/2023	98.8	13.6	13.6	0.01%
Maynard Enterprises Inc dba Fastsigns of Texarkana	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	9/18/2023	16.1	13.5	12.6	0.01%
Daniel W. Stark dba Mountain Valley Lodge and RV Park	Accommodation	Term Loan	Prime plus 2.75%	9/25/2040	13.5	13.5	13.7	0.01%
Willington Hills Equestrian Center LLC	Animal Production and Aquaculture	Term Loan	Prime plus 2.75%	10/19/2022	85.0	13.2	13.5	0.01%
Atlanta Vascular Research Organization, Inc dba Atlanta Vascular Found	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	8/6/2020	24.3	13.2	13.4	0.01%
AcuCall LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	11/21/2023	15.8	13.1	12.0	0.01%
Nicor LLC dba Fibrenew Sacramento	Repair and Maintenance	Term Loan	Prime plus 2.75%	6/5/2022	13.8	13.1	10.9	0.01%
John B. Houston Funeral Home, Inc. dba George E. Cushnie Funeral Home	Personal and Laundry Services	Term Loan	Prime plus 2.75%	12/19/2028	78.8	13.0	13.4	0.01%
Clean Brothers Company Inc dba ServPro of North Washington County	Repair and Maintenance	Term Loan	Prime plus 2.75%	11/21/2022	17.0	12.8	12.6	0.01%
1911 East Main Street Holdings, Corp	Repair and Maintenance	Term Loan	Prime plus 2.75%	5/18/2032	15.8	12.8	13.3	0.01%
WeaverVentures, Inc dba The UPS Store	Postal Service	Term Loan	Prime plus 2.75%	7/28/2020	23.8	12.8	12.9	0.01%
Pegasus Automotive, Inc.	Gasoline Stations	Term Loan	Prime plus 2.75%	12/23/2022	112.5	12.4	12.7	0.01%
S.Drake LLC dba Express Employment Professionals of Ann Arbor, Michigan	Administrative and Support Services	Term Loan	Prime plus 2.75%	12/31/2023	18.8	12.3	11.4	0.01%
Blue Ox Trucking Inc.	Truck Transportation	Term Loan	Prime plus 2.75%	12/4/2025	12.3	12.3	12.3	0.01%
Lefont Theaters Inc.	Performing Arts, Spectator Sports, and Related Industries	Term Loan	Prime plus 2.75%	12/19/2023	14.4	12.2	11.7	0.01%
McCallister Venture Group, LLC and Maw’s Vittles, Inc.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/30/2029	75.0	12.2	12.6	0.01%
DeRidder Chiropractic LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	11/25/2024	13.2	12.2	11.9	0.01%
AJK Enterprise LLC dba AJK Enterprise LLC	Truck Transportation	Term Loan	Prime plus 2.75%	8/27/2022	16.5	12.2	12.2	0.01%
P. Agrino, Inc. dba Andover Diner	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/18/2021	150.0	12.0	12.2	0.01%
Nelson Financial Services LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	2/24/2025	12.5	11.7	9.8	—%
North Country Transport, LLC	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	2/6/2023	15.0	11.7	11.8	0.01%
Abbondanza Market LLC dba Hampton Falls Village Market	Food and Beverage Stores	Term Loan	Prime plus 2.75%	12/18/2025	73.8	11.7	11.7	0.01%
Indoor Playgrounds Limited Liability Company dba Kidville	Educational Services	Term Loan	Prime plus 2.75%	4/5/2022	19.5	11.5	11.6	0.01%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2015
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Loriet LLC	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	3/24/2025	$12.0	$11.4	$9.5	—%
Diamond Memorials Incorporated	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	9/25/2023	14.3	11.3	10.3	0.01%
DWeb Studio, Inc.	Educational Services	Term Loan	Prime plus 2.75%	11/25/2025	11.3	11.3	9.5	—%
CJ Park Inc. dba Kidville Midtown West	Educational Services	Term Loan	Prime plus 2.75%	6/25/2020	26.4	11.1	11.2	0.01%
Play and Learn Child Care and School Inc	Social Assistance	Term Loan	Prime plus 2.75%	11/23/2025	11.1	11.1	11.1	0.01%
Margab, Inc. dba Smoothie King	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/28/2017	44.0	11.0	11.1	0.01%
Mala Iyer, MD dba Child and Family Wellness Center	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	8/11/2017	50.0	11.0	11.0	0.01%
Learning Skills LLC and Christopher Shrope	Educational Services	Term Loan	Prime plus 2.75%	12/17/2025	10.8	10.8	9.1	—%
Georgia Safe Sidewalks LLC	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	7/27/2022	15.0	10.8	10.7	0.01%
Luigi’s on Main LLC and Luigi’s Main Street Pizza Inc	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/4/2025	11.3	10.7	10.6	0.01%
Kino Oil of Texas LLC dba Kino Company and B&D Oil	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	8/27/2035	12.0	10.5	10.9	0.01%
Chong Hun Im dba Kim’s Market	Food and Beverage Stores	Term Loan	Prime plus 2.5%	2/27/2024	80.0	10.5	10.6	0.01%
M. Krishna, Inc. dba Super 8 Motel	Accommodation	Term Loan	Prime plus 2%	3/20/2025	250.0	10.3	10.2	0.01%
Demand Printing Solutions, Inc. and MLM Enterprises, LLC d/b/a Demand Printing Solutions	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	5/27/2021	16.5	10.3	10.4	0.01%
K9 Bytes, Inc & Epazz, Inc	Publishing Industries (except Internet)	Term Loan	Prime plus 2.75%	9/30/2020	18.5	10.2	10.2	0.01%
Prestigious LifeCare for Seniors LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	9/25/2025	9.8	9.7	8.8	—%
Dirk’s Trucking, L.L.C. dba Dirk’s Trucking	Truck Transportation	Term Loan	Prime plus 2.75%	9/17/2020	17.7	9.7	9.7	—%
Taste of Inverness, Inc. dba China Garden	Food Services and Drinking Places	Term Loan	Prime plus 2%	6/29/2025	73.8	9.6	9.5	—%
Jennifer T Campbell	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	7/31/2025	9.8	9.5	8.0	—%
Pedzik’s Pets, LLC	Support Activities for Agriculture and Forestry	Term Loan	Prime plus 2.75%	3/31/2030	53.5	9.4	9.8	—%
Head To Toe Personalized Pampering, Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	1/27/2031	52.0	9.4	9.7	—%
Daniel W and Erin H Gordon and Silver Lining Stables CT, LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	7/24/2023	11.3	9.2	9.2	—%
Capitol Compliance Associates Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	4/30/2025	15.9	9.0	7.5	—%
It’s A Buffalo	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/26/2016	219.8	8.9	9.0	—%
Oz B. Zamir dba Zamir Marble & Granite	Specialty Trade Contractors	Term Loan	Prime plus 2.5%	8/6/2028	54.0	8.7	8.8	—%
Villela CPA PL	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	5/27/2025	9.0	8.7	7.5	—%
MiJoy Inc dba Imo’s Pizza	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/18/2025	8.3	8.1	6.9	—%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2015
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Higher Grounds Community Coffeehouse, LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	9/2/2025	$8.3	$8.1	$7.1	—%
Kelly Chon LLC dba Shi-Golf	Merchant Wholesalers, Durable Goods	Term Loan	Prime plus 2.75%	7/29/2021	17.5	8.1	8.2	—%
Joey O’s LLC and Jennifer Olszewski	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	11/7/2024	13.1	8.0	6.7	—%
Aaron Delgado and Associates Inc	Administrative and Support Services	Term Loan	Prime plus 2.75%	7/22/2025	8.2	8.0	6.7	—%
XCESSIVE THROTTLE, INC dba Jake’s Roadhouse	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	5/29/2025	8.3	7.9	6.6	—%
Randall D. & Patricia D. Casaburi dba Pat’s Pizzazz	Furniture and Home Furnishings Stores	Term Loan	Prime plus 2.75%	3/13/2023	68.8	7.9	8.1	—%
The Conibear Corporation and Conibear Trucking, LLC	Truck Transportation	Term Loan	Prime plus 2.75%	12/5/2024	12.0	7.9	7.4	—%
RAB Services, Inc. & Professional Floor Installations	Specialty Trade Contractors	Term Loan	Prime plus 2.5%	1/31/2023	62.5	7.9	7.9	—%
JRJG, Inc. dba BrightStar HealthCare-Naperville/Oak Brook	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	4/23/2020	15.0	7.7	7.7	—%
RDJ Maayaa Inc dba RDJ Distributors	Merchant Wholesalers, Nondurable Goods	Term Loan	Prime plus 2.75%	6/23/2024	8.7	7.6	7.0	—%
Jung Design Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	1/20/2022	8.4	7.6	6.3	—%
Cares, Inc dba Dumpling Grounds Day Care Center	Social Assistance	Term Loan	Prime plus 2.75%	12/10/2025	7.5	7.5	7.3	—%
Caring Hands Pediatrics, P.C. dba Caring Hands Pediatrics	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	4/9/2020	14.5	7.4	7.5	—%
A-1 Quality Services Corporation	Administrative and Support Services	Term Loan	Prime plus 2.75%	10/29/2023	8.9	7.4	6.7	—%
D&L Rescources, Inc. dba The UPS Store	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	11/27/2022	9.8	7.4	7.2	—%
RJS Service Corporation	Gasoline Stations	Term Loan	Prime plus 2.75%	8/20/2021	79.0	7.3	7.4	—%
Stillwell Ave Prep School	Social Assistance	Term Loan	Prime plus 2.75%	1/14/2023	72.0	7.2	7.3	—%
Envy Salon & Spa LLC	Personal and Laundry Services	Term Loan	Prime plus 2.75%	12/4/2018	20.3	7.2	7.2	—%
Howell Gun Works LLC	Sporting Goods, Hobby, Musical Instrument, and Book Stores	Term Loan	Prime plus 2.75%	11/14/2023	8.3	7.1	6.4	—%
ATC Fitness, LLC dba Around the Clock Fitness	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	2/28/2022	10.2	7.1	7.1	—%
Gilbert Chiropractic Clinic, Inc.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/7/2018	22.5	6.9	7.0	—%
RCB Enterprises, Inc.	Administrative and Support Services	Term Loan	Prime plus 2.75%	12/18/2017	21.2	6.6	6.6	—%
ATC Fitness LLC dba Around the Clock Fitness	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	2/28/2019	15.0	6.3	6.3	—%
Five Corners, Ltd.	Gasoline Stations	Term Loan	Prime plus 2.75%	12/11/2019	85.0	6.1	6.2	—%
Tanner Optical, Inc. dba Murphy Eye Care	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	4/27/2022	8.3	5.8	5.9	—%
Food & Beverage Associates Of N.J. Inc	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	3/11/2021	10.0	5.6	5.7	—%
Track Side Collision & Tire, Inc.	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	6/16/2025	44.8	5.2	5.4	—%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2015
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
OrthoQuest, P.C.	Ambulatory Health Care Services	Term Loan	Prime plus 2%	3/12/2022	$56.8	$5.1	$5.1	—%
Demand Printing Solutions, Inc.	Printing and Related Support Activities	Term Loan	Prime plus 2.75%	12/12/2019	10.0	4.7	4.8	—%
Bhailal Patel dba New Falls Motel	Accommodation	Term Loan	Prime plus 2.75%	3/27/2023	100.0	4.6	4.7	—%
Maria C. Sathre and David N. Sathre dba Black Forest Liquor Store	Food and Beverage Stores	Term Loan	Prime plus 2.75%	11/28/2017	18.6	4.5	4.5	—%
Gourmet to You, Inc.	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	2/28/2019	12.1	4.5	4.5	—%
David A. Nusblatt, D.M.D, P.C.	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/11/2019	9.0	4.3	4.3	—%
South Dade Restoration Corp. dba Servpro of Kendall/Pinecrest	Administrative and Support Services	Term Loan	Prime plus 2.75%	8/10/2016	61.8	4.0	4.0	—%
ValleyStar, Inc. dba BrightStar Healthcare	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/28/2020	7.5	4.0	4.0	—%
Moonlight Multi Media Production, Inc.	Other Information Services	Term Loan	5.3%	2/1/2025	19.7	3.9	4.0	—%
Patrageous Enterprises, LLC dba Incredibly Edible Delites of Laurel	Food and Beverage Stores	Term Loan	Prime plus 2.75%	12/29/2020	7.6	3.7	3.7	—%
DDLK Investments LLC d/b/a Smoothie King	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/30/2020	7.5	3.6	3.6	—%
Christopher F. Bohon & Pamela D. Bohon	Social Assistance	Term Loan	Prime plus 2.75%	10/28/2026	14.2	3.5	3.6	—%
Enewhere Custom Canvas, LLC	Textile Product Mills	Term Loan	Prime plus 2.75%	2/15/2018	12.0	3.4	3.4	—%
Quality Engraving Services Inc. and Ian M. Schnaitman	Miscellaneous Store Retailers	Term Loan	Prime plus 2.75%	10/17/2017	15.0	3.3	3.3	—%
ValleyStar, Inc. dba BrightStar HealthCare	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	6/28/2020	0.6	3.2	3.2	—%
Cocoa Beach Parasail Corp. dba Cocoa Beach Parasail	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	4/26/2020	6.3	3.2	3.2	—%
Kyoshi Enterprises, LLC	Educational Services	Term Loan	Prime plus 2.75%	12/29/2016	22.5	3.1	3.1	—%
Champion Pest Control Systems, Inc.	Administrative and Support Services	Term Loan	6%	1/15/2016	39.0	3.0	—	—%
Grapevine Professional Services, Inc.	Administrative and Support Services	Term Loan	Prime plus 2.75%	1/22/2019	8.2	2.9	2.9	—%
Louis B. Smith dba LAQ Funeral Coach	Transit and Ground Passenger Transportation	Term Loan	Prime plus 2.75%	9/15/2017	12.6	2.8	2.8	—%
Spain Street LLC	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/29/2017	63.0	2.8	2.8	—%
Computer Renaissance dba Dante IT Services, Inc.	Electronics and Appliance Stores	Term Loan	Prime plus 3.75%	3/1/2018	100.0	2.7	2.8	—%
Ralph Werner dba Werner Transmissions	Gasoline Stations	Term Loan	Prime plus 2.75%	12/29/2021	26.6	2.7	2.8	—%
Flourishing Fruits, LLC dba Edible Arrangements	Food Manufacturing	Term Loan	Prime plus 2.75%	12/29/2017	21.1	2.7	2.7	—%
Saan M.Saelee dba Saelee’s Delivery Service	Truck Transportation	Term Loan	Prime plus 2.75%	3/12/2018	9.8	2.7	2.7	—%
Daniel S. Fitzpatrick dba Danny’s Mobile Appearance Reconditioning Service	Repair and Maintenance	Term Loan	Prime plus 2.75%	3/29/2018	9.4	2.6	2.7	—%
Flint Batteries, LLC	General Merchandise Stores	Term Loan	Prime plus 2.75%	7/21/2016	46.9	2.4	2.4	—%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2015
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Danjam Enterprises, LLC dba Ariel Dental Care	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	3/30/2021	$3.8	$2.3	$2.4	—%
L.C.N. Investments, L.L.C. dba Max Muscle Sports Nutrition	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	5/27/2017	12.8	2.1	2.2	—%
Inflate World Corporation	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	9/30/2018	7.5	2.0	2.0	—%
Seo’s Paradise Cleaners, Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	1/19/2018	9.8	1.9	2.0	—%
Timothy S. Strange dba Strange’s Mobile Apperance Reconditioning Service	Repair and Maintenance	Term Loan	Prime plus 2.75%	12/17/2017	8.4	1.6	1.7	—%
Golden Elevator Co., Inc.	Support Activities for Agriculture and Forestry	Term Loan	Prime plus 2.75%	1/31/2022	50.0	1.6	1.7	—%
Flint Batteries LLC dba Batteries Plus of Flint	General Merchandise Stores	Term Loan	Prime plus 2.75%	8/29/2017	9.0	1.5	1.6	—%
MJ Mortgage & Tax Services, Inc.	Credit Intermediation and Related Activities	Term Loan	Prime plus 2.75%	11/14/2017	6.9	1.5	1.5	—%
CCIPTA, LLC	Clothing and Clothing Accessories Stores	Term Loan	Prime plus 2.75%	1/17/2017	47.0	1.5	1.5	—%
Nora A. Palma and Julio O Villcas	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/27/2017	56.3	1.4	1.5	—%
Delyannis Iron Works	Fabricated Metal Product Manufacturing	Term Loan	6%	12/8/2022	16.0	1.4	1.5	—%
Zeroln Media LLC	Data Processing, Hosting, and Related Services	Term Loan	Prime plus 2.75%	4/25/2017	7.5	1.4	1.4	—%
Nelson Financial Services, LLC	Scenic and Sightseeing Transportation	Term Loan	Prime plus 2.75%	9/2/2016	57.0	1.3	1.3	—%
Pro Levin Yoga, Incorporated d.b.a. Bikram’s Yoga College of India Sug	Educational Services	Term Loan	Prime plus 2.75%	5/12/2016	16.4	0.9	0.9	—%
No Thirst Software LLC	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	4/26/2017	6.8	0.9	0.9	—%
New Economic Methods LLC dba Rita’s	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	7/15/2020	24.8	0.9	0.9	—%
Saul A. Ramirez and Norma L. Trujillo	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	1/31/2017	6.0	0.9	0.9	—%
Eric R. Wise, D.C. dba Jamacha-Chase Chiropractic	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	4/30/2017	15.6	0.6	0.6	—%
Contractors Pumping Service, Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	11/3/2016	9.9	0.4	0.4	—%
Tesserah Tile Design, Inc.	Specialty Trade Contractors	Term Loan	Prime plus 2.75%	6/29/2016	7.1	0.4	0.4	—%
Healthcare Interventions, Inc. dba Brightstar HealthCare	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	3/15/2016	8.3	0.4	0.4	—%
Maynard Enterprises, Inc.	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	3/22/2016	22.5	0.3	0.4	—%
Vincent Allen Fleece dba Living Well Accessories and Water Camel	Building Material and Garden Equipment and Supplies Dealers	Term Loan	Prime plus 2.75%	11/1/2016	3.8	0.3	0.3	—%
Spencer Fitness, Inc.	Personal and Laundry Services	Term Loan	Prime plus 2.75%	1/11/2016	6.0	—	—	—%
Chez Rurene Bakery	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	6/20/2017	150.0	31.6	45.2	0.02%
Total Performing SBA Unguaranteed Investments					$181,518.3	$155,980.4	$152,157.7	74.61%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2015
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Non-Performing SBA Unguaranteed Investments(3)
* 214 North Franklin, LLC and Winter Ventures, Inc.	Nonstore Retailers	Term Loan	Prime plus 2.75%	11/29/2037	$146.0	$146.1	$136.9	0.07%
* A + Quality Home Health Care, Inc.	Ambulatory Health Care Services	Term Loan	6%	8/1/2016	1.3	1.3	1.2	—%
* Almeria Marketing 1, Inc.	Personal and Laundry Services	Term Loan	7.75%	10/15/2015	4.7	4.7	0.7	—%
* AUM Estates, LLC and Sculpted Figures Plastic Surgery Inc.	Ambulatory Health Care Services	Term Loan	6%	3/14/2038	305.3	305.7	136.2	0.07%
Auto Sales, Inc.	Motor Vehicle and Parts Dealers	Term Loan	6%	8/17/2023	4.3	4.3	3.8	—%
* AWA Fabrication & Construction, L.L.C.	Fabricated Metal Product Manufacturing	Term Loan	6%	4/30/2025	34.7	34.8	24.5	0.01%
* Baker Sales, Inc. d/b/a Baker Sales, Inc.	Nonstore Retailers	Term Loan	6%	3/29/2036	181.5	182.0	99.9	0.05%
* Barnum Printing & Publishing, Co.	Printing and Related Support Activities	Term Loan	6%	7/29/2015	9.8	9.8	8.2	—%
* BCD Enterprises, LLC dba Progressive Tool and Nutmeg Tool	Fabricated Metal Product Manufacturing	Term Loan	6%	6/22/2026	290.3	290.9	—	—%
* Bwms Management, LLC	Food Services and Drinking Places	Term Loan	6%	7/7/2027	75.2	75.4	23.2	0.01%
* DC Realty, LLC dba FOGO Data Centers	Professional, Scientific, and Technical Services	Term Loan	6%	3/23/2037	697.8	699.5	563.2	0.28%
* DC Realty, LLC dba FOGO Data Centers	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	3/23/2022	206.1	206.6	182.4	0.09%
* Dill Street Bar and Grill Inc and WO Entertainment, Inc	Food Services and Drinking Places	Term Loan	6%	9/27/2027	104.4	104.6	23.6	0.01%
Dixie Transport, Inc. & Johnny D. Brown & Jimmy Brown & Maudain Brown	Support Activities for Transportation	Term Loan	5.25%	12/28/2035	140.8	141.0	78.1	0.04%
* DocMagnet Inc	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	1/23/2025	16.3	16.3	—	—%
* Dr. Francis E. Anders, DVM	Professional, Scientific, and Technical Services	Term Loan	6%	8/9/2015	1.6	1.6	1.6	—%
* E & I Holdings, LP & PA Farm Products, LLC	Food Manufacturing	Term Loan	6%	4/30/2030	1,234.0	1,237.1	487.3	0.24%
E.W. Ventures, Inc. dba Swift Cleaners & Laundry	Personal and Laundry Services	Term Loan	0%	4/18/2017	91.0	91.2	1.3	—%
* Elite Treats Enterprises, Inc. dba Rochelle Dairy Queen	Food Services and Drinking Places	Term Loan	6%	1/24/2032	131.2	131.5	95.9	0.05%
* Europlast Ltd	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	9/26/2022	327.6	328.5	314.5	0.15%
* Europlast Ltd	Plastics and Rubber Products Manufacturing	Term Loan	Prime plus 2.75%	5/31/2023	155.2	155.6	—	—%
* Event Mecca LLC	Other Information Services	Term Loan	6%	4/10/2023	13.2	13.2	4.8	—%
* EZ Towing, Inc.	Support Activities for Transportation	Term Loan	6%	1/31/2023	123.2	123.5	72.8	0.04%
* Goetzke Chiropractic, Inc.	Ambulatory Health Care Services	Term Loan	6%	10/25/2017	2.9	2.9	2.4	—%
* Gotta Dance Studio, Inc. dba Gotta Dance Studio Academy of Performing	Educational Services	Term Loan	Prime plus 2.75%	11/16/2016	3.6	3.6	0.5	—%
* Grand Manor Realty, Inc. & Kevin LaRoe	Real Estate	Term Loan	6%	2/20/2023	18.9	19.0	18.2	0.01%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2015
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
* Groundworks Unlimited LLC	Specialty Trade Contractors	Term Loan	6%	12/17/2023	$89.4	$89.5	$77.9	0.04%
Guzman Group, LLC	Rental and Leasing Services	Term Loan	6%	1/30/2016	196.9	197.4	176.2	0.09%
* Harrelson Materials Management, Inc	Waste Management and Remediation Services	Term Loan	6%	6/24/2021	464.5	465.7	133.7	0.07%
* Hybrid Racing LLC.	Transportation Equipment Manufacturing	Term Loan	Prime plus 2.75%	5/15/2023	100.1	100.3	44.5	0.02%
* Integrity Sports Group, LLC	Performing Arts, Spectator Sports, and Related Industries	Term Loan	6%	3/6/2018	14.7	14.7	12.6	0.01%
Island Nautical Enterprises, Inc. (OC) and Ingwall Holdings, LLC (EPC)	Miscellaneous Manufacturing	Term Loan	Prime plus 2.75%	8/14/2038	325.2	326.1	282.0	0.14%
* J Olson Enterprises LLC and Olson Trucking Direct, Inc.	Truck Transportation	Term Loan	6%	6/28/2025	658.9	660.5	262.5	0.13%
* Jenny’s Wunderland, Inc.	Social Assistance	Term Loan	6%	6/29/2036	149.7	150.1	73.6	0.04%
* Krishna of Orangeburg, Inc.	Accommodation	Term Loan	6%	2/20/2032	10.3	10.3	—	—%
* Lamson and Goodnow Manufacturing Co and Lamson and Goodnow LLC	Fabricated Metal Product Manufacturing	Term Loan	Prime plus 2.75%	12/28/2037	28.2	28.2	—	—%
* Las Torres Development LLC dba Houston Event Centers	Real Estate	Term Loan	6%	8/27/2028	51.0	51.0	—	—%
* LJ Parker, LLC	Administrative and Support Services	Term Loan	7%	9/8/2014	8.9	8.9	1.7	—%
* Lucil Chhor dba Baja Fresh #159	Food Services and Drinking Places	Term Loan	6%	12/28/2022	30.0	30.0	15.6	0.01%
* Milliken and Milliken, Inc. dba Milliken Wholesale Distribution	Merchant Wholesalers, Durable Goods	Term Loan	6%	6/10/2036	152.8	152.9	116.3	0.06%
* Mojo Brands Media, LLC	Broadcasting (except Internet)	Term Loan	6%	8/28/2023	731.9	733.7	421.1	0.21%
* Morris Glass and Construction	Specialty Trade Contractors	Term Loan	6%	3/7/2021	44.8	44.8	0.8	—%
* Our Two Daughters L.L.C. dba Washington’s Restaurant	Food Services and Drinking Places	Term Loan	6%	6/18/2026	169.8	170.3	12.7	0.01%
* Parth Dev, Ltd dba Amerihost Inn Hotel-Kenton	Accommodation	Term Loan	5.25%	10/3/2028	38.3	38.3	20.4	0.01%
* Professional Systems, LLC and Professional Cleaning	Administrative and Support Services	Term Loan	6%	7/30/2020	132.0	132.1	54.5	0.03%
Pure Water Innovations, LLC	Ambulatory Health Care Services	Term Loan	6%	9/6/2016	0.2	0.2	0.2	—%
Robin C. & Charles E. Taylor & Brigantine Aquatic Center LLC	Amusement, Gambling, and Recreation Industries	Term Loan	6%	9/14/2023	16.4	16.4	13.6	0.01%
* Sheikh M Tariq dba Selbyville Foodrite	Gasoline Stations	Term Loan	6%	3/13/2023	21.2	21.2	—	—%
Shivsakti, LLC dba Knights Inn	Accommodation	Term Loan	Prime plus 2.75%	12/20/2032	74.5	74.7	73.1	0.04%
* Signs of Fortune, LLC dba FastSigns	Miscellaneous Manufacturing	Term Loan	Prime plus 2.5%	4/3/2023	321.0	321.8	83.3	0.04%
* STK Ventures Inc dba JP Dock Service & Supply	Specialty Trade Contractors	Term Loan	6%	5/9/2037	34.1	34.1	32.7	0.02%
Stokes Floor Covering Company Inc. and Robert E. Rainey, Jr.	Furniture and Home Furnishings Stores	Term Loan	6%	12/29/2035	111.6	111.8	88.1	0.04%
* Stormwise South Florida dba Stormwise Shutters	Specialty Trade Contractors	Term Loan	6%	11/7/2036	406.6	407.6	353.6	0.17%
* Stormwise South Florida dba Stormwise Shutters	Specialty Trade Contractors	Term Loan	6%	11/7/2036	201.1	201.6	—	—%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2015
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
* Summit Treatment Services Inc	Social Assistance	Term Loan	Prime plus 2.75%	3/11/2025	$21.8	$21.8	$—	—%
* Summit Treatment Services, Inc. dba Summit Treatment Services	Social Assistance	Term Loan	Prime plus 2.75%	11/30/2037	129.3	129.6	112.8	0.06%
* Sunmar, Inc. dba Creative Cooking	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	8/19/2035	47.1	47.2	43.3	0.02%
* Tequila Beaches, LLC dba Fresco Restaurant	Food Services and Drinking Places	Term Loan	6%	9/16/2021	15.8	15.8	12.0	0.01%
The Alba Financial Group, Inc.	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	Term Loan	6%	1/10/2019	6.5	6.5	1.6	—%
The Lucky Coyote, LLC	Miscellaneous Manufacturing	Term Loan	6%	5/8/2017	10.3	10.3	4.7	—%
* Top Class, Inc.	Personal and Laundry Services	Term Loan	6%	6/28/2016	1.3	1.3	0.1	—%
United Woodworking, Inc	Wood Product Manufacturing	Term Loan	6%	12/20/2022	12.5	12.5	10.5	0.01%
* Whirlwind Car Wash, Inc.	Repair and Maintenance	Term Loan	Prime plus 2%	8/26/2024	4.9	4.9	3.8	—%
* Winter Ventures Inc and 214 N Franklin LLC	Nonstore Retailers	Term Loan	Prime plus 2.75%	4/29/2024	56.5	56.6	28.7	0.01%
* Winter Ventures Inc dba Qualitybargainbooks and Qualitybargainmall	Nonstore Retailers	Term Loan	Prime plus 2.75%	12/23/2024	149.1	149.3	130.7	0.06%
* Winter Ventures Inc dba Qualitybargainbooks and Qualitybargainmall	Nonstore Retailers	Term Loan	Prime plus 2.75%	4/3/2029	134.4	134.5	29.4	0.01%
* B&B Fitness and Barbell, Inc. dba Elevations Health Club	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	6/22/2035	217.8	218.1	200.0	0.10%
* Hamer Road Auto Salvage, LLC and Scott T. Cook and Nikki J. Cook	Motor Vehicle and Parts Dealers	Term Loan	Prime plus 2.75%	8/8/2039	185.7	186.2	178.3	0.09%
Capstone Pediatrics PLLC and Capstone Healthcare Consulting LLC	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	5/15/2025	689.8	691.5	662.2	0.32%
* Karykion, Corporation dba Karykion Corporation	Professional, Scientific, and Technical Services	Term Loan	Prime plus 2.75%	6/28/2022	144.4	144.8	132.8	0.07%
* David M. Goens dba Superior Auto Paint & Body, Inc.	Repair and Maintenance	Term Loan	Prime plus 2.75%	8/26/2024	15.7	15.7	14.4	0.01%
* TechPlayZone, Inc.	Social Assistance	Term Loan	Prime plus 2.75%	1/27/2016	0.1	0.1	—	—%
Total Non-Performing SBA Unguaranteed Investments					$10,748.0	$10,771.6	$6,197.2	3.04%
Total SBA Unguaranteed Investments					$192,266.3	$166,752.0	$158,354.9	77.64%
Performing SBA Guaranteed Investments(4)
Jay Kevin Gremillion dba Dino Smiles Children’s Cosmetic Dentistry	Ambulatory Health Care Services	Term Loan	Prime plus 2.75%	12/18/2025	292.0	43.9	48.5	0.02%
My Jewels, LLC dba The UPS Store #6712	Administrative and Support Services	Term Loan	Prime plus 2.75%	12/7/2025	225.0	97.2	107.4	0.05%
Abbondanza Market LLC dba Hampton Falls Village Market	Food and Beverage Stores	Term Loan	Prime plus 2.75%	12/18/2025	295.0	34.9	38.7	0.02%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2015
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
D&G Capital LLC dba Miami Grill 277	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/16/2025	$417.6	$151.6	$167.6	0.08%
Sambella Holdings, LLC and Strike Zone Entertainment Center LLC	Amusement, Gambling, and Recreation Industries	Term Loan	Prime plus 2.75%	11/23/2040	4,758.0	1,638.3	1,806.2	0.89%
401 JJS, Corp and G. Randazzo’s Trattoria Corporation	Food Services and Drinking Places	Term Loan	Prime plus 2.75%	12/1/2040	211.0	102.9	115.4	0.06%
Total SBA Guaranteed Performing Investments					$6,198.6	$2,068.8	$2,283.8	1.12%
Total SBA Unguaranteed and Guaranteed Investments					$198,464.9	$168,820.8	$160,638.7	78.76%
Controlled Investments(5)
Advanced Cyber Security Systems, LLC(6),(15)	Data processing, hosting and related services.	50% Membership Interest	—%	—	—	—	—	—%
		Term Loan	3%	December 2014	1,120.0	381.0	—	—%
*Automated Merchant Services, Inc.(7),(15)	Data processing, hosting and related services.	100% Common Stock	—%	—	—	—	—	—%
CDS Business Services, Inc.(8)(15)	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	100% Common Stock	—%	—	—	4,428.0	925.0	0.45%
		Line of Credit	Prime Plus 2.5%	August 2018	2,870.0	2,870.0	2,870.0	1.41%
CrystalTech Web Hosting, Inc.(11)	Data processing, hosting and related services.	100% Common Stock	—%	—	—	8,764.0	21,413.9	10.50%
Exponential Business Development Co. Inc.(15)	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	100% Common Stock	—%	—	—	—	—	—%
*Fortress Data Management, LLC(15)	Data processing, hosting and related services.	100% Membership Interest	—%	—	—	—	—	—%
Newtek Insurance Agency, LLC(12)(15)	Insurance Carriers and Related Activities	100% Membership Interests	—%	—	—	—	2,500.0	1.23%
PMTWorks Payroll, LLC(9)	Data processing, hosting and related services.	90% Membership Interests	—%	—	—	700.1	1,020.0	0.50%
		Term Loan	10% – 12%	Various maturities through September 2016	935.0	935.0	—	—%
Secure CyberGateway Services, LLC(10),(15)	Data processing, hosting and related services.	66.7% Membership Interests	—%	—	—	—	—	—%
		Term Loan	7%	December 2016	2,400.0	1,200.0	1,196.4	0.59%
Small Business Lending, Inc.(13)(15)	Securities, Commodity Contracts, and Other Financial Investments and Related Activities	100% Common Stock	—%	—	—	—	5,500.0	2.70%
*Summit Systems and Designs, LLC(14)(15)	Data processing, hosting and related services.	100% Membership Interest	—%	—	—	—	—	—%
Premier Payments LLC(11)	Data processing, hosting and related services.	100% Membership Interest	—%	—	—	16,503.0	16,503.0	8.09%
Universal Processing Services of Wisconsin, LLC(11)(15)	Data processing, hosting and related services.	100% Membership Interest	—%	—	—	—	52,448.1	25.72%
Total Controlled Investments					$7,325.0	$35,781.1	$104,376.4	51.18%

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2015
(In Thousands)

Portfolio Company	Industry	Type of Investment	Interest Rate(2)	Maturity	Principal	Cost	Fair Value	% of Net Assets
Non-control/Non-affiliate Investments
Titanium Asset Management LLC	Administrative and Support Services	Term Loan	3%	July 2017	$2,200.0	$1,847.4	$1,823.8	0.89%
		Warrants	—%	—	—	—	—	—%
					$2,200.0	$1,847.4	$1,823.8	0.89%
Investments in Money Market Funds					$—	$35.0	$35.0	0.02%
Total Investments					$207,989.9	$206,484.3	$266,873.9	130.85%

*	Denotes non-income producing security.
(1)	Newtek values each unguaranteed portion of SBA 7(a) performing loans (“Loan”) using a discounted cash flow analysis which projects future cash flows and incorporates projections for Loan pre-payments and Loan defaults using historical portfolio data. The data predicts future prepayment and default probability on curves which are based on Loan age. The recovery assumption for each Loan is specific to the discounted valuation of the collateral supporting that Loan. Each Loan’s cash flow is discounted at a rate which approximates a market yield. The Loans were originated under the SBA 7(a) program and conform to the underwriting guidelines in effect at their time of origination. Newtek has been awarded Preferred Lender Program (“PLP”) status from the SBA. The portions of these Loans are not guaranteed by the SBA. Individual loan participations can be sold to institutions which have been granted an SBA 750 license. Loans can also be sold as a pool of loans in a security form to qualified investors.
(2)	Prime Rate is equal to 3.25% as of December 31, 2015.
(3)	Newtek values non-performing SBA 7(a) loans using a discounted cash flow analysis of the underlying collateral which supports the loan. Net recovery of collateral, (fair value less cost to liquidate) is applied to the discounted cash flow analysis based upon a time to liquidate estimate. Modified loans are valued based upon current payment streams and are re-amortized at the end of the modification period.
(4)	Newtek values guaranteed performing SBA 7(a) loans using the secondary SBA 7(a) market as a reference point. Newtek routinely sells performing SBA 7(a) loans into this secondary market. Guaranteed portions of SBA 7(a) loans partially funded as of the valuation date are valued using level two inputs as disclosed in Note 6.
(5)	Controlled Investments are disclosed above as equity investments (except as otherwise noted) in those companies that are “Controlled Investments” of the Company as defined in the Investment Company Act of 1940. A company is deemed to be a “Controlled Investment” of Newtek Business Services Corp. if Newtek Business Services Corp. or its subsidiaries owns more than 25% of the voting securities of such company. See Note 4 in the accompanying notes to the consolidated financial statements for transactions during the year ended December 31, 2015 with affiliates the Company is deemed to control.
(6)	50% owned by Wilshire Holdings II, Inc. (a subsidiary of Newtek Business Services Corp.), 50% owned by non-affiliate. The term loan is past its original maturity date and currently in default. As such, the fair value of the investment is zero.
(7)	96.11% owned by Wilshire Partners, LLC (a subsidiary of Newtek Business Services Corp.), 3.89% owned by Newtek Business Services Corp.
(8)	28.20% owned by Wilshire New York Partners IV, LLC (a subsidiary of Newtek Business Services Corp.), 25.89% owned by Wilshire New York Partners V, LLC (a subsidiary of Newtek Business Services Corp.) and 45.91% owned by Newtek Business Services Corp.
(9)	25% owned by Wilshire New York Partners V, LLC (a subsidiary of Newtek Business Services Corp.), 65% owned by Wilshire Holdings II, Inc. (a subsidiary of Newtek Business Services Corp.), and 10% owned by non-affiliate.

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
DECEMBER 31, 2015
(In Thousands)

(10)	66.7% owned by Wilshire Holdings II, Inc. (a subsidiary of Newtek Business Services Corp.), 33.3% owned by non-affiliate.
(11)	100% owned by Newtek Business Services Holdco1., Inc. (a subsidiary of Newtek Business Services Corp.).
(12)	100% owned by Wilshire Holdings II, Inc. (a subsidiary of Newtek Business Services Corp.).
(13)	100% owned by Wilshire Holdings I, Inc. (a subsidiary of Newtek Business Services Corp.).
(14)	100% owned by The Whitestone Group, LLC (a subsidiary of Wilshire Holdings I, Inc. and Wilshire Holdings II, Inc., both subsidiaries of Newtek Business Services Corp.).
(15)	Zero cost basis is reflected as the portfolio company was organized by the Company and incurred internal legal costs to organize the entity and immaterial external filing fees which were expensed when incurred.
(16)	All of the Company’s investments are in entities which are organized under the Laws of the United States and have a principal place of business in the United States.
(17)	Under the Investment Company Act of 1940, as amended, the Company may not acquire any non-qualifying assets unless, at the time the acquisition is made, qualifying assets represent at least 70% of the Company’s total assets. At December 31, 2015, 5.3% of total assets are non-qualifying assets.

As of December 31, 2015, the federal tax cost of investments was $200,004,000 resulting in estimated gross unrealized gains and losses of $81,538,000 and $14,669,000, respectively.

See accompanying notes to unaudited condensed consolidated financial statements.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 — DESCRIPTION OF BUSINESS AND BASIS OF PRESENTATION:

Newtek Business Services Corp. (the “Company” or “Newtek”) is a Maryland corporation which was formed in August 2013 and is an internally managed, closed end, non-diversified investment company. The Company’s investment strategy is to maximize the investment portfolio’s return by generating current income from the debt investments the Company makes and generate dividend income from equity investments in controlled portfolio companies.

The Company has formed certain taxable subsidiaries (the “Taxable Subsidiaries”), which are taxed as corporations for federal income tax purposes. These Taxable Subsidiaries allow the Company to hold equity securities of portfolio companies organized as pass-through entities while continuing to satisfy the requirements of a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (the “Code”).

The following wholly-owned subsidiaries are consolidated in the financial statements of the Company:

•	Newtek Small Business Finance, LLC
•	Newtek Asset Backed Securities, LLC
•	The Whitestone Group, LLC
•	Wilshire Colorado Partners, LLC
•	Wilshire DC Partners, LLC
•	Wilshire Holdings I, Inc.
•	Wilshire Louisiana Bidco, LLC
•	Wilshire Louisiana Partners II, LLC
•	Wilshire Louisiana Partners III, LLC
•	Wilshire Louisiana Partners IV, LLC
•	Wilshire New York Advisers II, LLC
•	Wilshire New York Partners III, LLC
•	Wilshire New York Partners IV, LLC
•	Wilshire New York Partners V, LLC
•	Wilshire Partners, LLC
•	CCC Real Estate Holdings, LLC
•	Banc-Serv Acquisition, Inc.
•	Newtek Business Services Holdco 1, Inc.

The accompanying notes to the unaudited condensed consolidated financial statements should be read in conjunction with Newtek’s Annual Report for the year ended December 31, 2015 on Form 10-K. The unaudited condensed consolidated financial statements of the Company have been prepared in accordance with U.S. GAAP and pursuant to Article 10 of Regulation S-X and, therefore, omit or condense certain footnotes and other information normally included in financial statements prepared in accordance with U.S. GAAP. In the opinion of management, the condensed consolidated financial statements reflect all adjustments and reclassifications that are necessary for the fair presentation of financial results as of and for the periods presented. The results of operations for an interim period may not give a true indication of the results for the entire year. The December 31, 2015 consolidated statement of assets and liabilities has been derived from the

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 — DESCRIPTION OF BUSINESS AND BASIS OF PRESENTATION:  – (continued)

audited financial statements as of that date. All intercompany balances and transactions have been eliminated in consolidation. Certain prior period amounts have been reclassified to conform to the current period presentation.

Except as otherwise noted, all financial information included in the tables in the following footnotes is stated in thousands, except per share data.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES:

Distributions

The Company currently intends to distribute net capital gains (i.e., net long-term capital gains in excess of net short-term capital losses), if any, at least annually out of the assets legally available for such distributions. However, the Company may decide in the future to retain such capital gains for investment and elect to treat such gains as deemed distributions to stockholders. If this happens, stockholders will be treated for U.S. federal income tax purposes as if they had received an actual distribution of the capital gains that the Company retained and reinvested the net after tax proceeds in the Company. In this situation, stockholders would be eligible to claim a tax credit (or in certain circumstances a tax refund) equal to their allocable share of the tax the Company paid on the capital gains deemed distributed to them. The Company cannot assure stockholders that it will achieve results that will permit it to pay any cash distributions, and if it issues senior securities, it may be prohibited from making distributions if doing so would cause it to fail to maintain the asset coverage ratios stipulated by the Investment Company Act of 1940, as amended (the “1940 Act”) or if such distributions are limited by the terms of any of its borrowings.

Unless stockholders elect to receive distributions in cash, the Company intends to make such distributions in additional shares of its common stock under its dividend reinvestment plan. Although distributions paid in the form of additional shares of its common stock will generally be subject to U.S. federal, state and local taxes in the same manner as cash distributions, investors participating in the dividend reinvestment plan will not receive any corresponding cash distributions with which to pay any such applicable taxes.

Dividends and distributions to the Company’s common stockholders are recorded on the declaration date. The timing and amount to be paid out as a dividend or distribution is determined by the Company’s Board of Directors (the “Board”) each quarter and is generally based upon the taxable earnings estimated by management.

Fair Value

The Company applies fair value to certain of its financial instruments in accordance with Accounting Standards Codification (“ASC”) Topic 820 — Fair Value Measurements and Disclosures (“ASC Topic 820”). ASC Topic 820 defines fair value, establishes a framework used to measure fair value and requires disclosures for fair value measurements. In accordance with ASC Topic 820, the Company has categorized its financial instruments carried at fair value, based on the priority of the valuation technique, into a three-level fair value hierarchy. Fair value is a market-based measure considered from the perspective of the market participant who holds the financial instrument rather than an entity-specific measure. Therefore, when market assumptions are not readily available, the Company’s own assumptions are set to reflect those that management believes market participants would use in pricing the financial instrument at the measurement date.

The availability of observable inputs can vary depending on the financial instrument and is affected by a wide variety of factors, including, for example, the type of product, whether the product is new, whether the product is traded on an active exchange or in the secondary market and the current market conditions. To the extent that the valuation is based on models or inputs that are less observable or unobservable in the market the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Company in determining fair value is greatest for financial instruments classified as Level 3.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES:  – (continued)

Any changes to the valuation methodology are reviewed by management and the Board to confirm that the changes are appropriate. As markets change, new products develop and the pricing for products becomes more or less transparent, the Company will continue to refine its valuation methodologies. See further description of fair value methodology in Note 6.

Use of Estimates

The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of revenue and expense during the reporting period. The level of uncertainty in estimates and assumptions increases with the length of time until the underlying transactions are complete. Actual results could differ from those estimates.

Consolidation

As provided under Regulation S-X and ASC Topic 946, the Company will generally not consolidate its investment in a company other than an investment company subsidiary or a controlled operating company whose business consists of providing services to the Company.

Assets related to transactions that do not meet ASC Topic 860 — Transfers and Servicing (“ASC Topic 860”) requirements for accounting sale treatment are reflected in the Company’s condensed consolidated statements of assets and liabilities as investments. Those assets are owned by the securitization trusts, and are included in the Company’s condensed consolidated financial statements. The creditors of the special purpose entities have received security interests in such assets and such assets are not intended to be available to the creditors of the Company.

Cash and Cash Equivalents

The Company considers all highly liquid investments with maturities of three months or less when purchased to be cash equivalents. Invested cash is held almost exclusively at financial institutions of high credit quality. The Company invests cash not held in interest free checking accounts or bank money market accounts mainly in U.S. Treasury only money market instruments or funds and other investment-grade securities. As of June 30, 2016, cash deposits in excess of insured amounts totaled approximately $12,303,000.

Restricted Cash

Restricted cash includes cash collateral relating to a letter of credit, monies due on Small Business Administration (“SBA”) loan-related remittances to third parties, cash reserves established as part of a voluntary agreement with the SBA, and cash reserves associated with securitization transactions.

Broker Receivable

Broker receivable represents amounts due from third parties for loans which have been traded at period end but have not yet settled.

Income Taxes

Deferred tax assets and liabilities are computed based upon the differences between the financial statement and income tax basis of assets and liabilities using the enacted tax rates in effect for the year in which those temporary differences are expected to be realized or settled. If available evidence suggests that it is more likely than not that some portion or all of the deferred tax assets will not be realized, a valuation allowance is required to reduce the deferred tax assets to the amount that is more likely than not to be realized.

The Company’s U.S. federal and state income tax returns prior to fiscal year 2013 are closed, and management continually evaluates expiring statutes of limitations, audits, proposed settlements, changes in tax law and new authoritative rulings.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES:  – (continued)

The Company intends to elect to be treated as a RIC beginning with the 2015 tax year under the Code and intends to operate in a manner so as to qualify for the tax treatment applicable to RICs. The RIC tax return will include Newtek Business Services Corp. and Newtek Small Business Finance, LLC (“NSBF”), a single member LLC disregarded for tax purposes. None of the Company’s other subsidiaries are included in the RIC return. The Company will evaluate and record any deferred tax assets and liabilities of the subsidiaries that are not part of the RIC. In order to qualify for RIC tax treatment, among other things, the Company will be required to meet certain source of income and asset diversification requirements and timely distribute to its stockholders at least 90% of investment company taxable income, as defined by the Code, for each tax year. The Company intends to make the requisite distributions to its stockholders, which will generally relieve the Company from U.S. federal income taxes with respect to all income distributed to its stockholders as dividends.

Depending on the level of taxable income earned in a tax year, the Company may choose to retain taxable income in excess of current year dividend distributions, and would distribute such taxable income in the next tax year. The Company would then pay a 4% excise tax on such income, as required. To the extent that the Company determines that it’s estimated current year annual taxable income, determined on a calendar year basis, could exceed estimated current calendar year dividend distributions, the Company accrues excise tax, if any, on estimated excess taxable income as taxable income is earned. For the six months ended June 30, 2016 and 2015, no U.S. federal excise taxes were due.

The Company’s Taxable Subsidiaries accrue income taxes payable based on the applicable corporate rates on the net unrealized appreciation generated by the controlled investments held by the Taxable Subsidiaries. Such deferred tax liabilities amounted to $3,298,000 and $857,000 at June 30, 2016 and December 31, 2015, respectively, and are recorded as a deferred tax liability on the condensed consolidated statements of assets and liabilities. The change in deferred tax liabilities is included as a component of net unrealized appreciation (depreciation) on investments in the condensed consolidated statements of operations.

Share Repurchase Plan

The Company had a share repurchase program (the “Program”) which allowed the Company to repurchase up to 150,000 of the Company’s outstanding common shares on the open market. The shares were purchased at prevailing market prices through open market transactions. The Program terminated on June 3, 2016. During the six months ended June 30, 2016, the Company repurchased and retired 70,000 common shares in open market transactions for approximately $866,000 as detailed in the table below:

Purchase date	Number of Shares Purchased	Price per Share	Total
March 10, 2016	10	$12.34	$123
March 18, 2016	20	12.45	249
March 18, 2016	30	12.48	375
March 23, 2016	10	11.88	119
Total	70		$866

On May 11, 2016, the Board approved a new share repurchase program (the “New Program”), which allows the Company to repurchase up to 150,000 shares of Company’s outstanding common shares on the open market. The shares may be purchased from time to time at prevailing market prices through open market transactions, including block transactions. The Company expects the termination date of the New Program to be November 11, 2016, but it may be extended at the Board’s discretion. The Company has not repurchased any common shares under the New Program during the six months ended June 30, 2016.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES:  – (continued)

In addition, the Company, may from time to time purchase shares of its debt securities on the Nasdaq Global Market. The Company did not make any repurchases of its debt securities during the six months ended June 30, 2016.

Investment Income

Interest on debt investments is accrued and included in income based on contractual rates applied to principal amounts outstanding. Interest income is determined using a method that results in a level rate of return on principal amounts outstanding. When a loan becomes 90 days or more past due, or if we otherwise do not expect to receive interest and principal repayments, the loan is placed on non-accrual status and the recognition of interest income is discontinued. Interest payments received on loans that are on non-accrual status are treated as reductions of principal until the principal is repaid.

Dividend income is recognized on an accrual basis for preferred equity securities to the extent that such amounts are expected to be collected or realized. In determining the amount of dividend income to recognize, if any, from cash distributions on common equity securities, we will assess many factors including a portfolio company’s cumulative undistributed income and operating cash flow. Cash distributions from common equity securities received in excess of such undistributed amounts are recorded first as a reduction of our investment and then as a realized gain on investment.

We receive servicing income related to the guaranteed portions of SBA loan investments which we sell into the secondary market. These recurring fees are earned daily and recorded when earned. Servicing income is earned for the full term of the loan or until the loan is repaid.

We receive a variety of fees from borrowers in the ordinary course of conducting our business, including packaging, legal, late payment and prepayment fees. All other income is recorded when earned. Other income is generally non-recurring in nature and earned as “one time” fees in connection with the origination of new debt investments with non-affiliates.

Investment transactions are accounted for on a trade-date basis. Realized gains or losses on investments are measured by the difference between the net proceeds from the disposition and the cost basis of investment, without regard to unrealized gains or losses previously recognized. The Company reports current period changes in the fair value of investments as a component of the net change in unrealized appreciation (depreciation) on investments in the condensed consolidated statements of operations.

Recently Adopted Accounting Standards

In April 2015, the FASB issued ASU 2015-03 “Simplifying the Presentation of Debt Issuance Costs.” This update requires that debt issuance costs be presented in the balance sheet as a direct deduction from the debt liability. The Company adopted this standard with respect to its Notes payable — Securitization Trusts, Notes due 2022 and Notes due 2021.

New Accounting Standards

In February 2016, the Financial Accounting Standards Board (“FASB”) issued ASU 2016-02, “Leases”, which amends various aspects of existing accounting guidance for leases, including the recognition of a right of use asset and a lease liability for leases with a duration of greater than one year. The ASU is effective for annual reporting periods beginning after December 15, 2018, and interim periods within those periods. Early adoption is permitted. The Company has not completed its review of the new guidance; however, the Company anticipates that upon adoption of the standard it will recognize additional assets and corresponding liabilities related to leases on its condensed consolidated statements of assets and liabilities.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES:  – (continued)

In January 2016, the FASB issued ASU 2016-01, “Financial Instruments — Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Financial Liabilities”, which, among other things, requires an entity to present separately in other comprehensive income the portion of the total change in the fair value of a liability resulting from a change in the instrument-specific credit risk when the entity has elected to measure the liability at fair value in accordance with the fair value option for financial instruments. Additionally, the ASU changes the disclosure requirements for financial instruments. This ASU is effective for annual reporting periods beginning after December 15, 2017, and interim periods within those periods, and early adoption is permitted for certain provisions. The Company is currently evaluating the impact this ASU will have on its condensed consolidated financial statements and disclosures.

Segments

The Company has determined that it has a single reporting segment and operating unit structure. The Company issues debt and makes equity investments in portfolio companies in various industries. The Company separately evaluates the performance of each of its lending and investment relationships. However, because each of these debt and equity investment relationships have similar business and economic characteristics, they have been aggregated into a single lending and investment segment.

Reclassifications

Certain prior period amounts have been reclassified to conform to the current period presentation.

NOTE 3 — INVESTMENTS:

Investments, all of which are in portfolio companies in the United States, consisted of the following at:

	June 30, 2016		December 31, 2015
	Cost	Fair Value	Cost	Fair Value
Money market funds	$35	$35	$35	$35
Non-affiliate debt investments	198,733	190,684	170,668	162,463
Controlled investments
Equity	35,795	111,432	30,395	100,310
Debt	4,536	3,653	5,386	4,066
Total investments	$239,099	$305,804	$206,484	$266,874

In June 2016, the Company invested $5,400,000 in exchange for 100% of the membership interests in ADR Partners, LLC d/b/a banc-serv Partners, LLC (“banc-serv”), a new wholly owned and controlled portfolio company. Banc-serv provides over 350 lending institutions with outsourced solutions for the entire SBA lending process, including credit analysis, structuring and eligibility, packaging, closing compliance and servicing.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 3 — INVESTMENTS:  – (continued)

The following table shows the Company’s portfolio investments by industry at June 30, 2016 and December 31, 2015:

	June 30, 2016		December 31, 2015
	Cost	Fair Value	Cost	Fair Value
Data Processing, Hosting and Related Services	$28,655	$100,134	$28,506	$92,600
Food Services and Drinking Establishments	16,438	15,639	15,241	14,453
Amusement, Gambling, and Recreation Industries	16,217	16,446	14,372	14,632
Securities, Commodity Contracts, and Other Financial Investments and Related Activities	12,127	12,882	8,057	10,031
Plastics and Rubber Products Manufacturing	2,788	2,494	2,857	2,687
Accommodation	7,721	7,845	6,940	6,974
Repair and Maintenance	10,908	10,907	9,440	9,337
Clothing and Clothing Accessories Stores	4,242	4,124	2,357	2,125
Ambulatory Health Care Services	14,193	13,303	8,858	8,214
Truck Transportation	6,433	6,018	6,142	5,699
Specialty Trade Contractors	8,791	8,074	8,492	7,718
Fabricated Metal Product Manufacturing	4,651	4,346	3,943	3,577
Professional, Scientific, and Technical Services	8,471	8,000	7,378	6,856
Food Manufacturing	5,286	4,570	5,386	4,630
Motor Vehicle and Parts Dealers	4,324	4,316	4,289	4,249
Merchant Wholesalers, Durable Goods	6,416	6,142	6,726	6,299
Gasoline Stations	4,004	4,053	4,040	4,008
Insurance Carriers and Related Activities	1,312	3,794	1,288	3,769
Social Assistance	4,975	4,878	3,955	3,845
Nonstore Retailers	2,603	2,041	2,328	2,002
Personal and Laundry Services	3,862	3,686	3,231	3,064
Apparel Manufacturing	253	211	536	467
Merchant Wholesalers, Nondurable Goods	2,639	2,627	3,015	2,981
Administrative and Support Services	7,221	7,058	4,797	4,566
Other	54,535	52,181	44,275	42,056
Total	$239,065	$305,769	$206,449	$266,839

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 4 — TRANSACTIONS WITH AFFILIATED COMPANIES AND RELATED PARTY TRANSACTIONS:

Transactions with Affiliated Companies

An affiliated company is an entity in which the Company has an ownership of 5% or more of its voting securities. A controlled affiliate is an entity in which the Company owns more than 25% of its voting securities. Transactions related to our investments with controlled companies for the six months ended June 30, 2016 were as follows:

Portfolio Company	Fair Value at December 31, 2015	Purchases (cost)	Principal received (cost)	Net realized gains/ (losses)	Net unrealized gains/ (losses)	Fair Value at June 30, 2016	Interest and other income	Dividend income
Controlled Investments
Small Business Lending, LLC	$5,500	$—	$—	$—	$(1,000)	$4,500	$—	$400
PMTWorks Payroll, LLC	1,020	1,185	—	—	—	2,205	63	—
Universal Processing Services of Wisconsin, LLC	52,448	—	—		3,700	56,148	—	2,800
CrystalTech Web Hosting, Inc.	21,414	—	—	—	—	21,414	—	660
CDS Business Services, Inc.	3,795	—	(1,000)	—	(225)	2,570	63	—
Exponential Business Development Co., Inc.	—	—	—	—	—	—	—	—
Premier Payments LLC	16,503	—	—	—	3,247	19,750	—	900
Newtek Insurance Agency, LLC	2,500	—	—	—	—	2,500	—	—
banc-serv Partners, LLC	—	5,400	—	—	—	5,400	—	—
Advanced Cyber Security Systems, LLC	—	—	—	—	—	—	—	—
Secure CyberGateway Services, LLC	1,196	—	(600)		2	598	33	26
Total Controlled Investments	$104,376	$6,585	$(1,600)	$—	$5,724	$115,085	$159	$4,786

Related Party Transactions

The Company incurs expenses from certain controlled portfolio companies including managed technology services expenses from CrystalTech Web Hosting, Inc. (“NTS”), loan processing and closing expenses from various related parties and payroll processing fees from PMTWorks Payroll, LLC (“PMT”).

	Three Months Ended June 30, 2016	Three Months Ended June 30, 2015	Six Months Ended June 30, 2016	Six Months Ended June 30, 2015
Managed technology services	$239	$144	$450	$289
Loan processing and closing	6	62	15	186
Payroll processing	12	6	17	11

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 4 — TRANSACTIONS WITH AFFILIATED COMPANIES AND RELATED PARTY TRANSACTIONS:  – (continued)

Beginning in April 2016, the Company began sub-leasing portions of its office space in Lake Success, New York to certain portfolio companies. Amounts charged for the six months ended June 30, 2016 were as follows:

Portfolio Company	Amount
Small Business Lending, LLC	$42
CDS Business Services, Inc.	34
PMTWorks Payroll, LLC	10
Universal Processing Services of Wisconsin, LLC	10
Newtek Insurance Agency, LLC	8
Premier Payments LLC	21
Total	$125

Amounts due from related parties and due to related parties were $2,998,000 and $855,000, respectively at June 30, 2016.

Managerial Assistance Fees from Controlled Investments

The Company provides managerial assistance to certain controlled portfolio companies. Amounts are charged based on estimates of time and effort spent by certain employees providing managerial services for certain controlled portfolio companies. Fees are recorded on a quarterly basis and are recurring in nature. The table below summarizes amounts charged to each controlled affiliate for the three and six months ended June 30, 2016 and 2015. The amounts are recorded as a reduction of salaries and benefits in the condensed consolidated statements of operations.

Portfolio Company	Three Months Ended June 30, 2016	Three Months Ended June 30, 2015	Six Months Ended June 30, 2016	Six Months Ended June 30, 2015
Universal Processing Services of Wisconsin, LLC	$128	$175	$235	$357
CrystalTech Web Hosting, Inc.	180	131	358	248
PMTWorks Payroll, LLC	28	48	53	98
Newtek Insurance Agency, LLC	70	56	135	119
Summit Systems and Designs, LLC	—	—	11	—
Secure CyberGateway Services, LLC	—	14	—	14
Premier Payments LLC	45	—	86	—
Small Business Lending, LLC	89	51	319	104
Total	$540	$475	$1,197	$940

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 5 — SERVICING ASSETS:

At June 30, 2016 and December 31, 2015, servicing assets are measured at fair value. The Company earns servicing fees from the SBA 7(a) loans it originates.

The following table summarizes the fair value and valuation assumptions related to servicing assets at June 30, 2016 and December 31, 2015:

	June 30, 2016	December 31, 2015
Fair Value	$14,489	$13,042
Discount factor(1)	12.03%	12.03%
Cumulative prepayment rate	15.50%	15.50%
Average cumulative default rate	20.00%	20.00%

(1)	Determined based on risk spreads and observable secondary market transactions.

Servicing fee income earned for the three months ended June 30, 2016 and 2015 was $1,659,000 and $1,068,000, respectively. Servicing fee income earned for the six months ended June 30, 2016 and 2015 was $3,030,000 and $2,111,000, respectively.

NOTE 6 — FAIR VALUE MEASUREMENTS:

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date. In determining fair value, management uses various valuation approaches, all of which have been approved by the Company’s Board. In accordance with GAAP, a fair value hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available.

The fair value hierarchy gives the highest priority (Level 1) to quoted prices in active markets for identical assets or liabilities and gives the lowest priority to unobservable inputs (Level 3). An asset or liability’s classification within the fair value hierarchy is based on the lowest level of significant input to its valuation. The levels of the fair value hierarchy are as follows:

Level 1	Quoted prices in active markets for identical assets or liabilities. Level 1 assets and liabilities include debt and equity securities and derivative contracts that are traded in an active exchange market, as well as certain U.S. Treasury, other U.S. Government and agency mortgage-backed debt securities that are highly liquid and are actively traded in over-the-counter markets.
Level 2	Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities, quoted prices in markets that are not active, or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities. Level 2 assets and liabilities include debt securities with quoted prices that are traded less frequently than exchange-traded instruments and derivative contracts whose value is determined using a pricing model with inputs that are observable in the market or can be derived principally from or corroborated by observable market data. This category generally includes certain U.S. Government and agency mortgage-backed debt securities, corporate debt securities, derivative contracts and residential mortgage loans held-for-sale.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 6 — FAIR VALUE MEASUREMENTS:  – (continued)

Level 3	Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities. Level 3 assets and liabilities include financial instruments whose value is determined using pricing models, discounted cash flow methodologies, or similar techniques, as well as instruments for which the determination of fair value requires significant management judgment or estimation. This category generally includes certain private equity investments, retained residual interests in securitizations, residential mortgage servicing rights, and highly structured or long-term derivative contracts.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an asset or a liability’s categorization within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the asset or liability. The Company assesses the levels of assets and liabilities at each measurement date, and transfers between levels are recognized on the actual date of the event or change in circumstances that caused the transfers. There were no transfers among Level 1, 2 and 3 of the fair value hierarchy for assets and liabilities during the six months ended June 30, 2016 or 2015. The following section describes the valuation techniques used by the Company to measure different assets and liabilities at fair value and includes the level within the fair value hierarchy in which the assets and liabilities are categorized.

Level 1 investments are valued using quoted market prices. Level 2 investments are valued using market consensus prices that are corroborated by observable market data and quoted market prices for similar assets and liabilities. Level 3 investments are valued at fair value as determined in good faith by the Board, based on input of management, the audit committee and independent valuation firms that have been engaged at the direction of the Board to assist in the valuation of certain portfolio investments without a readily available market quotation at least once during a trailing twelve-month period under a valuation policy and a consistently applied valuation process.

When determining fair value of Level 3 debt and equity investments, the Company may take into account the following factors, where relevant: the enterprise value of a portfolio company, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons to publicly traded securities, changes in the interest rate environment and the credit markets generally that may affect the price at which similar investments may be made and other relevant factors. The primary methods for determining enterprise value include a discounted cash flow analysis and a multiple analysis whereby appropriate multiples are applied to the portfolio company’s net income before net interest expense, income tax expense, depreciation and amortization (“EBITDA”) or revenue. The enterprise value analysis is performed to determine the value of equity investments and to determine if debt investments are credit impaired. If debt investments are credit impaired, the Company will use the enterprise value analysis or a liquidation basis analysis to determine fair value. For debt investments that are not determined to be credit impaired, the Company uses a market interest rate yield analysis to determine fair value.

In addition, for certain debt investments, the Company may base its valuation on quotes provided by an independent third party broker.

Due to the inherent uncertainty of determining the fair value of Level 3 investments that do not have a readily available market value, the fair value of the investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that may ultimately be received or settled. Further, such investments are generally subject to legal and other restrictions or otherwise are less liquid than publicly traded instruments. If the Company were required to liquidate a portfolio investment in a forced or liquidation sale, the Company may realize significantly less than the value at which such investment had previously been recorded.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 6 — FAIR VALUE MEASUREMENTS:  – (continued)

The Company’s investments are subject to market risk. Market risk is the potential for changes in the value due to market changes. Market risk is directly impacted by the volatility and liquidity in the markets in which the investments are traded.

The following tables present fair value measurements of the Company’s assets and liabilities measured at fair value and indicates the fair value hierarchy of the valuation techniques utilized by the Company to determine such fair values as of June 30, 2016 and December 31, 2015:

	Fair Value Measurements at June 30, 2016 Using:
	Total	Level 1	Level 2	Level 3
Assets:
Investments in money markets funds	$35	$35	$—	$—
Credits in lieu of cash	432	—	432	—
SBA unguaranteed non-affiliate investments	179,915	—	—	179,915
SBA guaranteed non-affiliate investments	9,623	—	9,623	—
Controlled investments	115,085	—	—	115,085
Other real estate owned(1)	851	—	851	—
Non-control/non-affiliate investments	1,146	—	—	1,146
Servicing assets	14,489	—	—	14,489
Total assets	$321,576	$35	$10,906	$310,635
Liabilities:
Notes payable in credits in lieu of cash	$432	$—	$432	$—

(1)	Included in Other Assets on the unaudited Condensed Consolidated Statements of Assets and Liabilities

The change in unrealized appreciation (depreciation) included in the condensed consolidated statement of operations attributable to Level 3 investments still held at June 30, 2016 includes $549,000 in unrealized depreciation on SBA unguaranteed non-affiliate investments, $5,724,000 in unrealized appreciation on controlled investments, $43,000 in unrealized depreciation on non-control/non-affiliate investments and $841,000 in unrealized depreciation on servicing assets.

	Fair Value Measurements at December 31, 2015 Using:				Total Gains and (Losses)
	Total	Level 1	Level 2	Level 3
Assets:
Investments in money markets funds	$35	$35	$—	$—	$—
Credits in lieu of cash	860	—	860	—	(7)
SBA unguaranteed non-affiliate investments	158,355	—	—	158,355	(8,410)
SBA guaranteed non-affiliate investments	2,284	—	2,284	—	215
Controlled investments	104,376	—	—	104,376	12,250
Other real estate owned(1)	989	—	989	—	(221)
Non-control/non-affiliate investments	1,824	—	—	1,824	(24)
Servicing assets	13,042	—	—	13,042	(428)
Total assets	$281,765	$35	$4,133	$277,597	$3,375
Liabilities:
Notes payable in credits in lieu of cash	$860	$—	$860	$—	$(3)

(1)	Included in Other Assets on the Condensed Consolidated Statements of Assets and Liabilities

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 6 — FAIR VALUE MEASUREMENTS:  – (continued)

The following table represents the changes in investments and servicing assets measured at fair value using Level 3 inputs for the six months ended June 30, 2016 and 2015:

	Six Months Ended June 30, 2016
	SBA Unguaranteed Investments	Controlled Investments	Non-Control/ Non-Affiliate Investments	Servicing Assets
Fair value, beginning of period	$158,355	$104,376	$1,824	$13,042
Net change in unrealized appreciation (depreciation)	(549)	5,724	(43)	(841)
Realized loss	14	—	—	—
SBA unguaranteed non-affiliate investments, originated	31,351	—	—	—
Foreclosed real estate acquired	(124)	—	—	—
Funding of investments	—	6,150	—	—
Transfer from due from related parties	—	435	—	—
Principal payments received on debt investments	(9,132)	(1,600)	(635)	—
Additions to servicing assets	—	—	—	2,288
Fair value, end of period	$179,915	$115,085	$1,146	$14,489

	Six Months Ended June 30, 2015
	SBA Unguaranteed Investments	Controlled Investments	Servicing Assets
Fair value, beginning of period	$121,477	$77,499	$9,483
Net change in unrealized appreciation (depreciation)	(1,136)	9,519	(612)
Realized loss	(400)	—	—
SBA unguaranteed non-affiliate investments, originated	24,441	—	—
Foreclosed real estate acquired	(713)	—	—
Funding of investments	—	200	—
Purchase of loan from SBA	703	—	—
Principal payments received on debt investments	(7,448)	(600)	—
Additions to servicing assets	—	—	2,404
Fair value, end of period	$136,924	$86,618	$11,275

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 6 — FAIR VALUE MEASUREMENTS:  – (continued)

The following tables provide a summary of quantitative information about the Company’s Level 3 fair value measurements as of June 30, 2016 and December 31, 2015. In addition to the techniques and inputs noted in the table below, according to our valuation policy we may also use other valuation techniques and methodologies when determining our fair value measurements. The tables below are not intended to be all-inclusive, but rather provide information on the significant Level 3 inputs as they relate to the Company’s fair value measurements at June 30, 2016 and December 31, 2015.

	Fair Value as of June 30, 2016	Valuation Techniques	Unobservable Input	Weighted Average	Range
					Minimum	Maximum
Assets:
SBA unguaranteed non-affiliate investments – performing loans	$173,298	Discounted cash flow	Market yields	5.20%	5.20%	5.20%
SBA unguaranteed non-affiliate investments – non-performing loans	$6,617	Discounted cash flow	Market yields	7.32%	7.32%	7.32%
Controlled equity investments(A)(B)	$111,432	Market comparable companies	EBITDA multiples	6.10x	3.00x	7.00x
		Market comparable companies	Revenue multiples	1.10x	0.50x	3.00x
		Discounted cash flow	Weighted average cost of capital	12.70%	10.60%	14.80%
Controlled debt investments	$3,653	Discounted cash flow	Market yields	7.37%	5.75%	10.00%
Non-control/non-affiliate debt investments	$1,146	Liquidation value	Asset value	N/A	N/A	N/A
Servicing assets	$14,489	Discounted cash flow	Market yields	12.03%	12.03%	12.03%

(A)	In determining the fair value of the Company’s controlled equity investments as of June 30, 2016, the proportion of the market comparable companies valuation technique and the discounted cash flow valuation technique were 45.5% and 54.5%, respectively, on a weighted average basis.
(B)	The Company valued $99,812,000 of investments using an equal weighting of EBITDA and revenue multiples and $1,020,000 of investments using only revenue multiples in the overall valuation approach which included the use of market comparable companies. The Company valued $10,600,000 of investments using only discounted cash flows.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 6 — FAIR VALUE MEASUREMENTS:  – (continued)

	Fair Value as of December 31, 2015	Valuation Techniques	Unobservable Input	Weighted Average	Range
					Minimum	Maximum
Assets:
SBA unguaranteed non-affiliate investments – performing loans	$152,158	Discounted cash flow	Market yields	5.30%	5.30%	5.30%
SBA unguaranteed non-affiliate investments – non-performing loans	$6,197	Discounted cash flow	Market yields	8.76%	8.76%	8.76%
Controlled equity investments(A)(B)	$100,310	Market comparable companies	EBITDA multiples	6.00x	3.00x	7.00x
		Market comparable companies	Revenue multiples	1.08x	0.50x	3.00x
		Discounted cash flow	Weighted average cost of capital	12.37%	11.30%	15.60%
Controlled debt investments	$4,066	Discounted cash flow	Market yields	6.26%	5.75%	7.50%
Non-control/non-affiliate debt investments	$1,824	Liquidation value	Asset value	N/A	N/A	N/A
Servicing assets	$13,042	Discounted cash flow	Market yields	12.03%	12.03%	12.03%

(A)	In determining the fair value of the Company’s controlled equity investments as of December 31, 2015, the proportion of the market comparable companies valuation technique and the discounted cash flow valuation technique were 47.1% and 52.9%, respectively, on a weighted average basis.
(B)	The Company valued $92,865,000 of investments using an equal weighting of EBITDA and revenue multiples and $1,020,000 of investments using only revenue multiples in the overall valuation approach which included the use of market comparable companies. The Company valued $6,425,000 of investments using only discounted cash flows.

NOTE 7 — BORROWINGS:

Notes Due 2021

In April 2016, the Company and U.S. Bank, N.A. (the “Trustee”), entered into the Second Supplemental Indenture (the “Second Supplemental Indenture”) to the Base Indenture between the Company and the Trustee, relating to the Company’s issuance, offer and sale of $35,000,000 aggregate principal amount of 7.0% Notes due 2021 (the “2021 Notes”). The Company granted an overallotment option of up to $5,250,000 in aggregate principal amount of the 2021 Notes. The sale of the Notes generated proceeds of approximately $33,750,000, net of underwriter’s fees and expenses. In May 2016, the underwriters exercised their option to purchase $5,250,000 in aggregate principal amount of notes for an additional $5,066,000 in net proceeds.

The Notes will mature on March 31, 2021 and may be redeemed in whole or in part at the Company’s option at any time or from time to time on or after April 22, 2017, at a redemption price of 100% of the outstanding principal amount thereof plus accrued and unpaid interest payments otherwise payable for the then-current quarterly interest period accrued to but not including the date fixed for redemption. The 2021 Notes bear interest at a rate of 7.0% per year payable quarterly on March 31, June 30, September 30, and December 31 of each year, commencing on June 30, 2016, and trade on the Nasdaq Global Market under the trading symbol “NEWTL.”

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 7 — BORROWINGS:  – (continued)

At June 30, 2016 and December 31, 2015, the Company had borrowings comprised of the following:

	June 30, 2016			December 31, 2015
	Commitments	Borrowings Outstanding	Weighted Average Interest Rate	Commitments	Borrowings Outstanding	Weighted Average Interest Rate
Capital One line of credit – guaranteed(1)	$50,000	$17,200	4.50%	$50,000	$29,100	4.25%
Capital One line of credit – unguaranteed(1)	—	7,850	5.38%	—	—	—%
Notes due 2021	40,250	38,592	7.00%	—	—	—%
Notes due 2022	8,324	7,811	7.50%	8,324	7,770	7.50%
Note payable – related parties	38,000	4,800	7.50%	38,000	5,647	7.50%
Notes payable – Securitization Trusts	81,560	79,320	3.53%	91,745	89,244	3.29%
Total	$218,134	$155,573	4.92%	$188,069	$131,761	3.93%

(1)	Total combined commitments of the guaranteed and unguaranteed lines of credit are $50,000,000 at June 30, 2016 and December 31, 2015.

Outstanding borrowings under the Notes due 2022, Notes due 2021 and Notes payable — Securitization Trusts consisted of the following:

	June 30, 2016			December 31, 2015
	Notes Due 2022	Notes Due 2021	Notes Payable- Securitization Trusts	Notes Due 2022	Notes Payable- Securitization Trusts
Principal	$8,324	$40,250	$81,560	$8,324	$91,745
Unamortized debt issuance costs	(513)	(1,658)	(2,240)	(554)	(2,501)
Net carrying amount	$7,811	$38,592	$79,320	$7,770	$89,244

At June 30, 2016 and December 31, 2015, the carrying amount of the Company’s borrowings under the Capital One lines of credit, Notes payable — related parties and Notes payable — Securitization Trusts, approximates fair value due to their variable interest rates.

The fair value of the fixed rate Notes due 2022 and Notes due 2021 is based on the closing public share price on the date of measurement. On June 30, 2016, the closing price of the Notes due 2022 was $25.61 per note, or $8,527,000. On June 30, 2016, the closing price of the Notes due 2021 was $25.54 per note, or $41,119,000. These borrowings are not recorded at fair value on a recurring basis.

Total interest expense for the three months ended June 30, 2016 and 2015 on all Company borrowings was $1,975,000 and $1,728,000, respectively. Total interest expense for the six months ended June 30, 2016 and 2015 on all Company borrowings was $3,463,000 and $3,084,000, respectively.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 8 — COMMITMENTS AND CONTINGENCIES:

Legal Matters

We may, from time to time, be involved in litigation arising out of our operations in the normal course of business or otherwise. Furthermore, third parties may try to seek to impose liability on us in connection with the activities of our portfolio companies. While the outcome of any current legal proceedings cannot at this time be predicted with certainty, we do not expect any current matters will materially affect our financial condition or results of operations; however, there can be no assurance whether any pending legal proceedings will have a material adverse effect on our financial condition or results of operations in any future reporting period.

Guarantees

The Company is a guarantor on a bank line of credit held at CDS Business Services, Inc. (“NBC”), a controlled portfolio company. Maximum borrowings under the line of credit are $10,000,000 with a maturity date of February 2017. At June 30, 2016, total principal owed by NBC was $5,209,000. In addition, the Company deposited $750,000 to collateralize the guarantee. On August 27, 2015, NBC entered into Amendment No. 2 (the “Amendment”) to the Loan and Security Agreement, dated February 28, 2011 (as amended through August 27, 2015, including the Amendment, the “Agreement”), by and between Sterling National Bank (“Sterling”) and NBC. The Amendment permits NBC to use a portion of the warehouse line of credit provided by Sterling under the Agreement to fund inventory financing arrangements NBC may provide to its clients. The Amendment also removed certain restrictions placed upon the Company in connection with its guaranty of the credit facility provided under the Agreement. At June 30, 2016, the Company determined that it is not probable that payments would be required to be made under the guarantee.

NBC also entered into an additional Loan and Security Agreement with Sterling on August 27, 2015 (the “504 Loan Agreement”), pursuant to which Sterling and any future participant lenders agreed to provide NBC another line of credit to fund SBA 504 loans extended by NBC (the “504 Facility”). Maximum borrowings under the 504 Facility are $35,000,000, depending upon syndication. At June 30, 2016, total principal owed by NBC was $1,208,000. The 504 Loan Agreement specifies certain events of default, pursuant to which all outstanding amounts under the 504 Facility could become immediately due and payable. In addition, the Company has guaranteed NBC’s obligations under the 504 Loan Agreement, pursuant to a Guaranty dated as of August 27, 2015. At June 30, 2016, the Company determined that it is not probable that payments would be required to be made under the guarantee.

On June 23, 2015, Universal Processing Services of Wisconsin, LLC (“UPSW”) and NTS (together, the “Borrowers”), each a controlled portfolio company of the Company, entered into a Credit and Guaranty Agreement (the “Agreement”), dated June 23, 2015, with Goldman Sachs Bank USA (“GS Bank”), as Administrative Agent, Collateral Agent and Lead Arranger, pursuant to which GS Bank agreed to extend the Borrowers a term loan facility up to an aggregate principal amount of $38,000,000 (the “Facility” and each term loan made thereunder, a “Term Loan”). On September 18, 2015, the Agreement was amended to add Premier Payments LLC (“Premier”) as a borrower. The Company, Newtek Business Services Holdco 1, Inc., a wholly owned subsidiary of the Company (“Intermediate Holdings”), and certain subsidiaries of Intermediate Holdings party to the Agreement from time to time, have agreed to guarantee the repayment of the Facility and are parties to the Agreement as “Guarantors” thereunder. At June 30, 2016, $22,000,000 was outstanding under this Facility. At June 30, 2016, the Company determined that it is not probable that payments would be required to be made under the guarantee.

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 9 — FINANCIAL HIGHLIGHTS:

The financial highlights for the Company are as follows:

	Six Months Ended June 30, 2016	Six Months Ended June 30, 2015
Per share data(1)
Net asset value at beginning of period	$14.06	$16.31
Dividends from capital gains	(0.70)	(0.86)
Net investment loss	(0.38)	(0.47)
Net realized gain on investments	0.95	1.47
Net unrealized appreciation on investments	0.41	0.52
Net unrealized depreciation on servicing assets	(0.06)	(0.06)
Change in provision for deferred taxes	(0.17)	—
Reversal of deferred tax asset	—	(0.29)
Net asset value at end of period	$14.11	$16.62
Per share market value at end of period	$12.72	$17.72
Total return based on market value(3)	(3.49)%	25.88%
Total return based on average net asset value(2)	10.67%	3.75%
Shares outstanding at end of period (in thousands)	14,484	10,206
Ratios/Supplemental Data:
Ratio of expenses to average net assets(2)	19.08%	18.01%
Ratio of net investment loss to average net assets	(2.67)%	(2.84)%
Net assets at end of period	$204,428	$169,624
Average debt outstanding	$143,667	$120,148
Average debt outstanding per share	$9.92	$11.77
Asset coverage ratio	231%	248%
Portfolio turnover	52.65%	61.09%

(1)	Based on actual number of shares outstanding at the end of the corresponding period or the weighted average shares outstanding for the period, unless otherwise noted, as appropriate.
(2)	Annualized.
(3)	Assumes dividends are reinvested.

NOTE 10 — EARNINGS PER SHARE:

The following table summarizes the calculations for the net increase in net assets per common share for the three and six months ended June 30, 2016 and 2015:

	Three Months Ended June 30, 2016	Three Months Ended June 30, 2015	Six Months Ended June 30, 2016	Six Months Ended June 30, 2015
Net increase in net assets	$5,372	$4,876	$10,976	$14,879
Weighted average shares outstanding (in thousands)	14,481	10,206	14,495	10,206
Net increase in net assets per common share	$0.37	$0.48	$0.76	$1.46

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 11 — DIVIDENDS AND DISTRIBUTIONS:

The Company’s dividends and distributions are recorded on the declaration date. The following table summarizes the Company’s dividend declarations and distributions during the six months ended June 30, 2016 and 2015.

Date Declared	Record Date	Payment Date	Amount Per Share	Cash Distribution	DRIP Shares Issued	DRIP Shares Value
June 30, 2016
February 25, 2016	March 22, 2016	March 31, 2016	$0.35	$4,708	29	$362
June 9, 2016	June 20, 2016	June 30, 2016	$0.35	$4,985	7	$83
June 30, 2015
March 19, 2015	March 30, 2015	April 13, 2015	$0.39	$3,985	—	$—
June 15, 2015	June 29, 2015	July 15, 2015	$0.47	$4,715	5	$87

NOTE 12 — SUPPLEMENTAL FINANCIAL DATA:

Summarized Financial Information of Our Unconsolidated Subsidiaries

The Company holds a controlling interest, as defined by the 1940 Act, as amended, in portfolio companies that are not consolidated in the Company’s condensed consolidated financial statements. Below is a brief description of a portfolio company that is required to have supplemental disclosure incorporated in our financial statements in accordance with Regulation S-X section 4-08(g), along with summarized financial information as of June 30, 2016 and 2015.

Universal Processing Services of Wisconsin, LLC

UPSW markets credit and debit card processing services, check approval services and ancillary processing equipment and software to merchants who accept credit cards, debit cards, checks and other non-cash forms of payment. The Company generated $1,500,000 and $2,800,000 in dividend income from UPSW and recorded $900,000 and $3,700,000 in unrealized appreciation for the three and six months ended June 30, 2016 and 2015, respectively.

The summarized financial information of our unconsolidated subsidiary is as follows:

Balance Sheets – Universal Processing Services of Wisconsin, LLC	As of June 30, 2016	As of December 31, 2015
Current assets	$8,648	$6,126
Noncurrent assets	6,800	11,288
Total assets	$15,448	$17,414
Current liabilities	3,257	3,911
Noncurrent liabilities	16,999	16,999
Total liabilities	$20,256	$20,910
Total deficit	$(4,808)	$(3,496)

NEWTEK BUSINESS SERVICES CORP. AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 12 — SUPPLEMENTAL FINANCIAL DATA:  – (continued)

Statements of Income – Universal Processing Services of Wisconsin, LLC	Three Months Ended June 30, 2016	Three Months Ended June 30, 2015	Six Months Ended June 30, 2016	Six Months Ended June 30, 2015
Revenue	$26,012	$25,268	$50,482	$48,355
Expenses	24,001	23,370	46,857	45,041
Income from operations	$2,011	$1,898	$3,625	$3,314
Interest (expense) income, net	(363)	25	(664)	27
Net income	$1,648	$1,923	$2,961	$3,341

NOTE 13 — SUBSEQUENT EVENTS:

Stock Plan

On July 27, 2016, the Company’s shareholders approved an amendment to the Company’s 2014 Equity Incentive Plan to allow the Company to issue restricted stock as part of the compensation package to certain employees, officers, and directors (including non-interested directors). On August 2, 2016, the Board granted 100,050 shares of restricted stock to certain employees and officers. The shares of restricted stock, including dividends paid in common stock, vests on August 15, 2017.

Newtek Business Services Corp. and Subsidiaries

Schedule of Investments In and Advances to Affiliates
Six Months Ended June 30, 2016

Portfolio Company/Type of Investment(1)	Amount of Interest, Fees or Dividends Credited in Income	Fair Value at December 31, 2015	Gross Additions(2)	Gross Reductions(3)	Fair Value at June 30, 2016
Control Investments
Advanced Cyber Security Systems, LLC
50% Membership Interest	$—	$—	$—	$—	$—
Term Loan	—	—	—	—	—
Automated Merchant Services, Inc.
100% Common Stock	—	—	—	—	—
CDS Business Services, Inc.
100% Common Stock	—	925	—	(225)	700
Line of Credit	63	2,870		(1,000)	1,870
CrystalTech Web Hosting, Inc.
100% Common Stock	660	21,414	—	—	21,414
Exponential Business Development Co. Inc.
100% Common Stock	—	—	—	—	—
Fortress Data Management, LLC
100% Membership Interest	—	—	—	—	—
Newtek Insurance Agency, LLC
100% Membership Interest	—	2,500	—	—	2,500
PMTWorks Payroll, LLC
90% Membership Interest	—	1,020	—	—	1,020
Term Loans	63	—	1,185	—	1,185
Secure CyberGateway Services, LLC
66.7% Membership Interest	26	—	—	—	—
Term Loan	33	1,196	2	(600)	598
Premier Payments LLC
100% Membership Interest	900	16,503	3,247	—	19,750
Small Business Lending, LLC
100% Membership Interest	400	5,500	—	(1,000)	4,500
banc-serv Partners, LLC
100% Membership Interest	—	—	5,400	—	5,400
Summit Systems and Designs, LLC
100% Membership Interest	—	—	—	—	—
100% Membership Interest	2,800	52,448	3,700	—	56,148
Total Control Investments	$4,945	$104,376	$13,534	$(2,825)	$115,085

Newtek Business Services Corp. and Subsidiaries

Schedule of Investments In and Advances to Affiliates – (continued)
Six Months Ended June 30, 2016

This schedule should be read in connection with the Company’s Condensed Consolidated Financial Statements, including the Consolidated Schedule of Investments and Notes to the Condensed Consolidated Financial Statements.

(1)	The principal amount and ownership detail as shown in the Company’s Consolidated Schedule of Investments.
(2)	Gross additions includes increases in the cost basis of investments resulting from new portfolio investments, follow-on investments and the exchange of one or more existing securities for one or more new securities. Gross additions also includes net increases in unrealized appreciation or net decreases in unrealized depreciation.
(3)	Gross reductions include decreases in the cost basis of investments resulting from principal payments or sales and exchanges of one or more existing securities for one or more new securities. Gross reductions also include net increases in unrealized depreciation or net decreases in unrealized appreciation.

1,500,000 Shares

Newtek Business Services Corp.

Common Stock

PRELIMINARY PROSPECTUS SUPPLEMENT

Joint Bookrunners

Keefe, Bruyette & Woods A Stifel Company	Raymond James	UBS Investment Bank